As filed with the Securities and Exchange Commission on January 3, 2020

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-233-4339

Rhonda A. Mills, Esq. 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end:      October 31

Date of reporting period:    November 1, 2018 – October 31, 2019

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2019

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the funds intend to no longer mail paper copies of the funds’ shareholder reports, unless you specifically request paper copies of the reports from a fund or your financial intermediary (such as broker-dealer or bank). Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary or, if you are a direct shareholder with a fund, by calling 1-888-233-4339.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports where a fund is held through that intermediary. If you are a direct shareholder with a fund, you can call 1-888-233-4339 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Transamerica funds held directly with the fund complex.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2019

Dear Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission currently requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2019.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. As the period began, domestic and international markets were in the beginning phase of a fourth quarter decline which would eventually take the S&P 500® down almost 20% from its previous record high. Investor anxiety was primarily driven by two dynamics creating high levels of uncertainty as the year was concluding. These dynamics were Federal Reserve (“Fed”) policy and the ongoing trade dispute with China.

Selling accelerated into year-end as the Fed implemented its fourth rate hike of the year and ninth since its tightening cycle had begun three years earlier. This played into developing market fears that the Fed was on the verge of a major policy error, of raising rates into a slowing economy. Parallel to concerns with the Fed, the market also grappled with deteriorating trade relations with China and the prospect of additional U.S. imposed tariffs. Together, these two concerns sent stocks sliding as the market experienced its worst month of December in more than eighty-five years. Unlike the equity markets, however, the December strains also garnered a flight to quality in U.S. Treasury bonds and a large downward move in the 10-year Treasury yield which fell by over a half a percent, from 3.24% on November 8th to 2.69% by the end of 2018.

As the calendar turned to 2019, the Fed quickly changed its perspective to one of patience, and it became clear to the market that no further rate hikes were likely in the immediate future. In May, markets were surprised to hear that a trade deal with China would not come to fruition as expected, and a new round of tariffs went into effect. This jolted stocks to some extent, however, the Fed acted quickly, first by signaling in June that it was ready to reverse course and begin reducing rates starting with a rate cut of 0.25% at the July meeting. As trade uncertainty with China continued and the rhetoric escalated, the Fed cut rates twice more in September and October, negating three of the four hikes from the year past. During the summer, investors also witnessed the inversion of the yield curve, as long-term Treasury rates fell below short-term rates, stoking recession fears. However, by late October, after the Fed had enacted its third rate cut of the year, long-term rates rose, and the yield curve moved back into a traditional upward slope.

In the credit markets, investment grade and high yield bonds began 2019 with elongated credit spreads as a result of the economic fears created from the Fed’s tightening activity toward the end of 2018 and the potential impact of tariffs on the U.S. economy. As both those fears thawed throughout the year, credit spreads narrowed, market fundamentals remained strong and corporate bonds posted strong returns throughout the first half of the year. International developed and emerging markets equities also recovered well during this time.

As the autumn months began, investors could also recognize the continued strength in the economy. The unemployment rate continued close to the lowest level in a half century, wages continued to grow, inflation remained benign and consumer spending progressed on a strong path. In this environment, lower rates also helped equity valuations as the market looked forward to higher earnings growth in 2020.

For the 12-month period ended October 31, 2019, the S&P 500® Index returned 14.33% while the MSCI EAFE Index, representing international developed market equities, returned 11.63%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays U.S. Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2019, and held for the entire six-month period until October 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation - Conservative Portfolio
Class A	$1,000.00	$1,031.20	$2.41	$1,022.80	$2.40	0.47%
Class C	1,000.00	1,028.30	6.29	1,019.00	6.26	1.23
Class I	1,000.00	1,033.20	1.33	1,023.90	1.33	0.26
Class R	1,000.00	1,030.60	4.35	1,020.90	4.33	0.85

Transamerica Asset Allocation - Growth Portfolio
Class A	1,000.00	1,003.90	2.68	1,022.50	2.70	0.53
Class C	1,000.00	1,000.80	6.30	1,018.90	6.36	1.25
Class I	1,000.00	1,005.40	1.31	1,023.90	1.33	0.26
Class R	1,000.00	1,003.10	3.89	1,021.30	3.92	0.77

Transamerica Asset Allocation - Moderate Growth Portfolio
Class A	1,000.00	1,016.90	2.49	1,022.70	2.50	0.49
Class C	1,000.00	1,013.40	6.19	1,019.10	6.21	1.22
Class I	1,000.00	1,017.80	1.27	1,023.90	1.28	0.25
Class R	1,000.00	1,015.20	3.86	1,021.40	3.87	0.76

Transamerica Asset Allocation - Moderate Portfolio
Class A	1,000.00	1,026.00	2.45	1,022.80	2.45	0.48
Class C	1,000.00	1,022.30	6.22	1,019.10	6.21	1.22
Class I	1,000.00	1,026.90	1.28	1,023.90	1.28	0.25
Class R	1,000.00	1,024.30	3.72	1,021.50	3.72	0.73

Transamerica Funds	Annual Report 2019

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation Intermediate Horizon
Class R	$1,000.00	$1,029.40	$3.07	$1,022.20	$3.06	0.60%
Class R4	1,000.00	1,030.40	1.79	1,023.40	1.79	0.35

Transamerica Asset Allocation Long Horizon
Class R	1,000.00	1,021.30	3.06	1,022.20	3.06	0.60
Class R4	1,000.00	1,022.70	1.78	1,023.40	1.79	0.35

Transamerica Asset Allocation Short Horizon
Class R	1,000.00	1,037.40	3.08	1,022.20	3.06	0.60
Class R4	1,000.00	1,038.60	1.80	1,023.40	1.79	0.35

Transamerica Multi-Manager Alternative Strategies Portfolio
Class A	1,000.00	1,010.30	4.05	1,021.20	4.08	0.80
Class C	1,000.00	1,006.20	7.84	1,017.40	7.88	1.55
Class I	1,000.00	1,011.30	1.93	1,023.30	1.94	0.38
Class R6	1,000.00	1,013.20	1.27	1,023.90	1.28	0.25

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying investments in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Funds’ Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

MARKET ENVIRONMENT

Global equity markets got off to a bumpy start for the 12-month period ended October 31, 2019. For much of 2018, U.S. stocks had rallied, largely on 2018’s corporate tax cuts and the resulting one-time bump in earnings growth. But stocks faltered in the fourth quarter of 2018 on trade-war concerns, slowing economic growth, and an interest-rate increase by the U.S. Federal Reserve (“Fed”). A market dip in October was followed by a more precipitous decline in December. The S&P 500® dropped -9.03% in December, capping a -13.52% loss for the final quarter of 2018. Foreign stocks held up a bit better, with the MSCI EAFE Index falling -4.85% in December 2018 and -12.54% for the fourth quarter. The MSCI Emerging Markets Index declined -2.65% in December 2018 and -7.46% for the fourth quarter.

Equities rebounded in early 2019, spurred primarily by a mood shift at the Fed toward a more accommodative bias. The S&P 500® jumped 13.65% in the first quarter of 2019, while the MSCI EAFE and MSCI Emerging Markets Indexes were up 9.98% and 9.91%, respectively. U.S. stocks continued to drift upward in the second and third quarters, and continued to outpace foreign markets despite negative S&P 500® earnings growth and ongoing U.S./China trade-war drama. There were meaningful downturns in May and late July/early August, suggesting that investors still harbored anxiety about U.S. equity valuations, the trade war, and underwhelming economic growth. The Fed cut rates three times bolstering the equity markets, which ended the period with gains in September and October.

For the 12-month period ended October 31, 2019, U.S. stocks outgained foreign stocks. The S&P 500® returned 14.33% for the 12-month period, while the MSCI EAFE Index was up 11.04% and the MSCI Emerging Markets Index rose 11.86%. Within the U.S., large- and mid-cap growth stocks led the gains. The Russell 1000® Growth Index returned 17.10%, while the Russell 1000® Value Index managed only an 11.21% gain. As a group, small cap stocks were left behind; the Russell 2000® Index rose only 4.90%.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Asset Allocation – Conservative Portfolio (Class A) returned 8.64%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Wilshire 5000 Total Market IndexSM, returned 11.51% and 12.87%, respectively.

STRATEGY REVIEW

As value-driven managers overseeing a multi-asset portfolio, we’ve been gravitating to markets trading less expensively than U.S. stocks. In the equity sleeve, that has meant tilting more toward foreign markets than usual. Generally, we would consider a U.S. equity/foreign equity mix of about two-thirds/one-third to be our neutral stance. But we’ve been leaning more heavily into foreign stocks during the past year. In our view, valuations abroad have been more attractive. Though not cheap, stocks in many foreign developed markets, such as those in Europe and Japan, seem less exposed to a downward normalization of valuations. We also have been emphasizing emerging markets within the equity sleeve, as their valuations rank as the least-inflated in our analysis, while their fundamentals appear healthy in most cases. On the bond side of the portfolio, we have been more U.S.-centric, because yields in Europe and Japan have been very low. In fact, some bonds from those regions have been carrying negative yields. It has been a different story in emerging markets, as our analysts view emerging markets bonds to be one of the best-valued parts of the global bond market in recent years, and we have been overweight that area throughout the 12-month period.

Leaning into foreign equities has meant missing out on some of the U.S. stock market’s recent gains. Indeed, exposure to just about any equities other than U.S. large-cap growth stocks over the past year has diluted returns relative to the S&P 500®. One example is U.S. small-cap stocks, which the portfolio diversifies into by design. As mentioned above, small stocks have lagged large stocks over the past year. We also have a modest position in energy infrastructure — which we believe is one of the few pockets of value within the U.S. That asset class has been fairly flat over the past year likely due to investors’ focus on oil prices. We like energy infrastructure because it’s selling at a bargain in our opinion, as its returns are not highly correlated to the major stock averages, and it has been paying the portfolio a stream of growing dividends. The portfolio also diversifies into several absolute-return funds, a couple of which were down a little for the year. On the bond side, we’ve been positioned more in line with what the market has rewarded over the past 12 months — an underweight position in high-yield bonds, overweight in core U.S. bonds, and as mentioned, overweight in emerging markets debt.

No market environment lasts forever. After the past couple of years it might seem like U.S. stocks are the only game in town, but you only need to go back to 2017 for an example of when the tables were turned. That year the MSCI EAFE Index returned 25.03% which outpaced the 21.83% return of the S&P 500®, while the MSCI Emerging Markets Index outperformed both with a return of 37.28%. Value investing hasn’t been rewarded for a while either. Growth stocks have led not only in the U.S., but also around the world for the past two years. As value investors, we retreat from overheated parts of the market and look for the next opportunities, which can be found in places the market is ignoring.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Markets tend to move in cycles. The sands are always shifting, hot areas cool off, and forgotten areas rebound. We believe our value-driven process is the right approach for the long term, and we think it’s especially apt in the current environment characterized by rich asset prices across much of the risk spectrum.

Dan McNeela, CFA

Michael Stout, CFA

Ricky Williamson, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	54.8%
U.S. Equity Funds	16.4
International Equity Funds	14.7
International Fixed Income Funds	7.6
U.S. Alternative Funds	3.6
U.S. Mixed Allocation Fund	2.0
International Alternative Funds	1.0
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	2.67%	2.86%	4.87%	03/01/2002
Class A (NAV)	8.64%	4.03%	5.47%	03/01/2002
Bloomberg Barclays US Aggregate Bond Index (A)	11.51%	3.24%	3.73%
Wilshire 5000 Total Market IndexSM (B)	12.87%	10.05%	13.50%
Class C (POP)	6.82%	3.26%	4.75%	11/11/2002
Class C (NAV)	7.82%	3.26%	4.75%	11/11/2002
Class I (NAV)	8.95%	4.28%	5.56%	11/30/2009
Class R (NAV)	8.28%	3.64%	5.13%	06/15/2006

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investments in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.0%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	1,340	$ 5,067
Transamerica Global Multifactor Macro (A) (B)	803,262	7,398,044

		7,403,111

International Equity Funds - 14.7%
Transamerica Emerging Markets Equity (B)	3,152,677	31,369,139
Transamerica International Equity (B)	1,898,656	34,004,936
Transamerica International Growth (B)	3,372,401	25,394,176
Transamerica International Small Cap Value (B)	617,196	7,795,191
Transamerica International Stock (B)	1,255,491	12,077,821

		110,641,263

International Fixed Income Funds - 7.6%
Transamerica Emerging Markets Debt (B)	2,474,651	26,082,827
Transamerica Inflation Opportunities (B)	3,048,951	31,556,645

		57,639,472

U.S. Alternative Funds - 3.6%
Transamerica Event Driven (B)	1,055,535	11,030,342
Transamerica Managed Futures Strategy (A) (B)	2,209,283	16,061,485

		27,091,827

U.S. Equity Funds - 16.4%
Transamerica Capital Growth (B)	1,657,450	22,292,697
Transamerica Dividend Focused (B)	3,162,103	30,261,321
Transamerica Large Cap Value (B)	2,027,376	22,382,231
Transamerica Mid Cap Growth (B)	43,579	458,884

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Mid Cap Value (B)	407,276	$ 5,310,874
Transamerica Mid Cap Value Opportunities (B)	211,036	2,477,565
Transamerica Small Cap Core (B)	242,562	2,357,703
Transamerica Small Cap Growth (B)	227,190	1,551,707
Transamerica Small Cap Value (B)	237,840	2,364,132
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	1,529	951
Transamerica US Growth (B)	1,508,066	34,202,937

		123,661,002

U.S. Fixed Income Funds - 54.8%
Transamerica Bond (B)	1,621,876	15,326,725
Transamerica Core Bond (B)	9,882,268	101,392,071
Transamerica Floating Rate (B)	863,066	8,302,690
Transamerica Intermediate Bond (B)	6,683,193	70,173,524
Transamerica Short-Term Bond (B)	5,665,118	57,274,341
Transamerica Total Return (B)	15,170,220	160,804,328

		413,273,679

U.S. Mixed Allocation Fund - 2.0%
Transamerica MLP & Energy Income (B)	2,254,033	14,696,294

Total Investment Companies (Cost $719,418,679)		754,406,648

Total Investments (Cost $719,418,679)		754,406,648
Net Other Assets (Liabilities) - (0.1)%		(631,124)

Net Assets - 100.0%		$ 753,775,524

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$754,400,630	$—	$—	$754,400,630

Total	$754,400,630	$—	$—	$754,400,630

Investment Companies Measured at Net Asset Value (D)				6,018

Total Investments				$754,406,648

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Affiliated investment in the Class I2 shares, and liquidating trusts of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(C)	Restricted securities. At October 31, 2019, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$13,784	$5,067	0.0	%(F)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	15,291	951	0.0	(F)

Total			$29,075	$6,018	0.0	%(F)

(D)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Global equity markets got off to a bumpy start for the 12-month period ended October 31, 2019. For much of 2018, U.S. stocks had rallied, largely on 2018’s corporate tax cuts and the resulting one-time bump in earnings growth. But stocks faltered in the fourth quarter of 2018 on trade-war concerns, slowing economic growth, and an interest-rate increase by the U.S. Federal Reserve (“Fed”). A market dip in October was followed by a more precipitous decline in December. The S&P 500® dropped -9.03% in December, capping a -13.52% loss for the final quarter of 2018. Foreign stocks held up a bit better, with the MSCI EAFE Index falling -4.85% in December 2018 and -12.54% for the fourth quarter. The MSCI Emerging Markets Index declined -2.65% in December 2018 and -7.46% for the fourth quarter.

Equities rebounded in early 2019, spurred primarily by a mood shift at the Fed toward a more accommodative bias. The S&P 500® jumped 13.65% in 2019’s first quarter, while the MSCI EAFE and MSCI Emerging Markets Indexes were up 9.98% and 9.91%, respectively. U.S. stocks continued to drift upward in the second and third quarters, and continued to outpace foreign markets despite negative S&P 500® earnings growth and ongoing U.S./China trade-war drama. There were meaningful downturns in May and late July/early August, suggesting that investors still harbored anxiety about U.S. equity valuations, the trade war, and underwhelming economic growth. The Fed cut rates three times bolstering the equity markets, which ended the period with gains in September and October.

For the 12-month period ended October 31, 2019, U.S. stocks outgained foreign stocks. The S&P 500® returned 14.33% for the 12-month period, while the MSCI EAFE Index was up 11.04% and the MSCI Emerging Markets Index rose 11.86%. Within the U.S., large- and mid-cap growth stocks led the gains. The Russell 1000® Growth Index returned 17.10%, while the Russell 1000® Value Index managed only an 11.21% gain. As a group, small cap stocks were left behind; the Russell 2000® Index rose only 4.90%.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Asset Allocation – Growth Portfolio (Class A) returned 7.89%, excluding any sales charges. By comparison, its benchmark, the Wilshire 5000 Total Market IndexSM, returned 12.87%.

STRATEGY REVIEW

As value-driven managers overseeing a multi-asset portfolio, we’ve been gravitating to markets trading less expensively than U.S. equities. That has meant tilting more toward foreign markets than usual. Generally, we would consider a U.S./foreign mix of about two-thirds/one-third to be our neutral stance within the equity sleeve. But we’ve been leaning more heavily into foreign markets during the past year — along the lines of 55%/45%. In our view, valuations abroad have been more attractive. Though not cheap, many foreign developed markets, such as those in Europe and Japan, seem less exposed to a downward normalization of valuations. Of course we focus on more than just valuations; our research delves into country and regional fundamentals as well. All things considered, the majority of foreign markets look like better opportunities than the U.S. at this point in the cycle. We also have been emphasizing emerging markets, as their valuations rank as the least-inflated in our analysis, while their fundamentals appear healthy in most cases.

Leaning into foreign equities has meant missing out on some of the U.S. stock market’s recent gains. Indeed, exposure to just about any equities other than U.S. large-cap growth stocks over the past year has diluted returns relative to the S&P 500®. One example is U.S. small-cap stocks, which the portfolio diversifies into by design. As mentioned above, small stocks have lagged large stocks over the past year. We also have a position in energy infrastructure — which we believe is one of the few pockets of value within the U.S. That asset class has been fairly flat over the past year likely due to investors’ focus on oil prices. We like energy infrastructure because it’s selling at a bargain in our opinion, as its returns are not highly correlated to the major stock averages, and it has been paying the portfolio a stream of growing dividends. The portfolio also diversifies into several absolute-return funds; and we don’t expect those to match stock returns during a rally like 2019’s, and they haven’t.

No market environment lasts forever. After the past couple of years it might seem like U.S. stocks are the only game in town, but you only need to go back to 2017 for an example of when the tables were turned. That year the MSCI EAFE Index returned 25.03% which outpaced the 21.83% return of the S&P 500®, while the MSCI Emerging Markets Index outperformed both with a return of 37.28%. Value investing hasn’t been rewarded for a while either. Growth stocks have led not only in the U.S., but also around the world for the past two years. As value investors, we retreat from overheated parts of the market and look for the next opportunities, which can be found in places the market is ignoring.

Markets tend to move in cycles. The sands are always shifting, hot areas cool off, and forgotten areas rebound. More importantly, we believe our value-driven process is the right approach for the long term, and we think it’s especially apt in the current environment characterized by rich asset prices across much of the risk spectrum.

Dan McNeela, CFA

Michael Stout, CFA

Ricky Williamson, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	50.1%
International Equity Funds	39.5
U.S. Mixed Allocation Fund	5.1
U.S. Alternative Funds	4.0
International Alternative Funds	1.4
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	1.94%	4.88%	8.27%	03/01/2002
Class A (NAV)	7.89%	6.07%	8.88%	03/01/2002
Wilshire 5000 Total Market IndexSM (A)	12.87%	10.05%	13.50%
Class C (POP)	6.20%	5.29%	8.13%	11/11/2002
Class C (NAV)	7.10%	5.29%	8.13%	11/11/2002
Class I (NAV)	8.19%	6.35%	8.88%	11/30/2009
Class R (NAV)	7.71%	5.76%	8.62%	06/15/2006

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. Funds that invest in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.4%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	874	$ 3,306
Transamerica Global Multifactor Macro (A) (B)	1,786,890	16,457,255

		16,460,561

International Equity Funds - 39.5%
Transamerica Emerging Markets Equity (B)	13,704,448	136,359,256
Transamerica Global Real Estate Securities (B)	256,425	3,933,552
Transamerica International Equity (B)	8,699,218	155,803,003
Transamerica International Growth (B)	14,599,989	109,937,917
Transamerica International Small Cap Value (B)	3,191,724	40,311,478
Transamerica International Stock (B)	358,199	3,445,875

		449,791,081

U.S. Alternative Funds - 4.0%
Transamerica Event Driven (B)	2,082,147	21,758,434
Transamerica Managed Futures Strategy (A) (B)	3,312,039	24,078,521

		45,836,955

U.S. Equity Funds - 50.1%
Transamerica Capital Growth (B)	7,128,028	95,871,975

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Dividend Focused (B)	13,607,212	$ 130,221,023
Transamerica Large Cap Value (B)	8,799,777	97,149,539
Transamerica Mid Cap Growth (B)	60,065	632,486
Transamerica Mid Cap Value (B)	3,354,990	43,749,074
Transamerica Mid Cap Value Opportunities (B)	1,545,259	18,141,343
Transamerica Small Cap Core (B)	210,100	2,042,175
Transamerica Small Cap Growth (B)	1,801,847	12,306,612
Transamerica Small Cap Value (B)	2,223,322	22,099,825
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	5,111	3,180
Transamerica US Growth (B)	6,513,316	147,721,996

		569,939,228

U.S. Mixed Allocation Fund - 5.1%
Transamerica MLP & Energy Income (B)	8,854,849	57,733,616

Total Investment Companies (Cost $1,053,493,635)		1,139,761,441

Total Investments (Cost $1,053,493,635)		1,139,761,441
Net Other Assets (Liabilities) - (0.1)%		(1,402,173)

Net Assets - 100.0%		$ 1,138,359,268

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,139,754,955	$—	$—	$1,139,754,955

Total	$1,139,754,955	$—	$—	$1,139,754,955

Investment Companies Measured at Net Asset Value (D)				6,486

Total Investments				$1,139,761,441

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Affiliated investment in the Class I2 shares, and liquidating trusts of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(C)	Restricted securities. At October 31, 2019, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$8,994	$3,306	0.0	%(F)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	51,111	3,180	0.0	(F)

Total			$60,105	$6,486	0.0	%(F)

(D)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Global equity markets got off to a bumpy start for the 12-month period ended October 31, 2019. For much of 2018, U.S. stocks had rallied, largely on 2018’s corporate tax cuts and the resulting one-time bump in earnings growth. But stocks faltered in the fourth quarter of 2018 on trade-war concerns, slowing economic growth, and an interest-rate increase by the U.S. Federal Reserve (“Fed”). A market dip in October was followed by a more precipitous decline in December. The S&P 500® dropped -9.03% in December, capping a -13.52% loss for the final quarter of 2018. Foreign stocks held up a bit better, with the MSCI EAFE Index falling -4.85% in December 2018 and -12.54% for the fourth quarter. The MSCI Emerging Markets Index declined -2.65% in December 2018 and -7.46% for the fourth quarter.

Equities rebounded in early 2019, spurred primarily by a mood shift at the Fed toward a more accommodative bias. The S&P 500® jumped 13.65% in the first quarter of 2019, while the MSCI EAFE and MSCI Emerging Markets Indexes were up 9.98% and 9.91%, respectively. U.S. stocks continued to drift upward in the second and third quarters, and continued to outpace foreign markets despite negative S&P 500® earnings growth and ongoing U.S./China trade-war drama. There were meaningful downturns in May and late July/early August, suggesting that investors still harbored anxiety about U.S. equity valuations, the trade war, and underwhelming economic growth. The Fed cut rates three times bolstering the equity markets, which ended the period with gains in September and October.

For the 12-month period ended October 31, 2019, U.S. stocks outgained foreign stocks. The S&P 500® returned 14.33% for the 12-month period, while the MSCI EAFE Index was up 11.04% and the MSCI Emerging Markets Index rose 11.86%. Within the U.S., large- and mid-cap growth stocks led the gains. The Russell 1000® Growth Index returned 17.10%, while the Russell 1000® Value Index managed only an 11.21% gain. As a group, small cap stocks were left behind; the Russell 2000® Index rose only 4.90%.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Asset Allocation – Moderate Growth Portfolio (Class A) returned 8.37%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays US Aggregate Bond Index, returned 12.87% and 11.51%, respectively.

STRATEGY REVIEW

As value-driven managers overseeing a multi-asset portfolio, we’ve been gravitating to markets trading less expensively than U.S. equities. That has meant tilting more toward foreign markets than usual. Generally, we would consider a U.S./foreign mix of about two-thirds/one-third to be our neutral stance within the equity sleeve. But we’ve been leaning more heavily into foreign markets during the past year — along the lines of 55%/45%. In our view, valuations abroad have been more attractive. Though not cheap, many foreign developed markets, such as those in Europe and Japan, seem less exposed to a downward normalization of valuations. Of course we focus on more than just valuations; our research delves into country and regional fundamentals as well. All things considered, the majority of foreign markets look like better opportunities than the U.S. at this point in the cycle. We also have been emphasizing emerging markets within the equity sleeve, as their valuations rank as the least-inflated in our analysis, while their fundamentals appear healthy in most cases.

Leaning into foreign equities has meant missing out on some of the U.S. stock market’s recent gains. Indeed, exposure to just about any equities other than U.S. large-cap growth stocks over the past year has diluted returns relative to the S&P 500®. One example is U.S. small-cap stocks, which the portfolio diversifies into by design. As mentioned above, small stocks have lagged large stocks over the past year. We also have a modest position in energy infrastructure — which we believe is one of the few pockets of value within the U.S. That asset class has been fairly flat over the past year likely due to investors’ focus on oil prices. We like energy infrastructure because it’s selling at a bargain in our opinion, as its returns are not highly correlated to the major stock averages, and it has been paying the portfolio a stream of growing dividends. The portfolio also diversifies into several absolute-return funds; and we don’t expect those to match stock returns during a rally like 2019’s, and they haven’t. On the bond we’ve been positioned more in line with what the market has rewarded over the past 12 months — an underweight in high-yield bonds, overweight in core bonds, and overweight in emerging-market debt.

No market environment lasts forever. After the past couple of years it might seem like U.S. stocks are the only game in town, but you only need to go back to 2017 for an example of when the tables were turned. That year the MSCI EAFE Index returned 25.03% which outpaced the 21.83% return of the S&P 500®, while the MSCI Emerging Markets Index outperformed both with a return of 37.28%. Value investing hasn’t been rewarded for a while either. Growth stocks have led not only in the U.S., but also around the world for the past two years. As value investors, we retreat from overheated parts of the market and look for the next opportunities, which can be found in places the market is ignoring.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Markets tend to move in cycles. The sands are always shifting, hot areas cool off, and forgotten areas rebound. More importantly, we believe our value-driven process is the right approach for the long term, and we think it’s especially apt in the current environment characterized by rich asset prices across much of the risk spectrum.

Dan McNeela, CFA

Michael Stout, CFA

Ricky Williamson, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	35.3%
International Equity Funds	29.6
U.S. Fixed Income Funds	22.8
U.S. Mixed Allocation Fund	4.0
International Fixed Income Funds	3.8
U.S. Alternative Funds	3.6
International Alternative Funds	1.0
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	2.38%	4.04%	6.96%	03/01/2002
Class A (NAV)	8.37%	5.23%	7.56%	03/01/2002
Wilshire 5000 Total Market IndexSM (A)	12.87%	10.05%	13.50%
Bloomberg Barclays US Aggregate Bond Index (B)	11.51%	3.24%	3.73%
Class C (POP)	6.65%	4.44%	6.81%	11/11/2002
Class C (NAV)	7.60%	4.44%	6.81%	11/11/2002
Class I (NAV)	8.64%	5.49%	7.59%	11/30/2009
Class R (NAV)	8.08%	4.94%	7.32%	06/15/2006

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small-and medium sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.0%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	5,843	$ 22,100
Transamerica Global Multifactor Macro (A) (B)	2,083,865	19,192,399

		19,214,499

International Equity Funds - 29.6%
Transamerica Emerging Markets Equity (B)	16,153,778	160,730,091
Transamerica Global Real Estate Securities (B)	639,162	9,804,741
Transamerica International Equity (B)	11,146,145	199,627,462
Transamerica International Growth (B)	17,693,985	133,235,709
Transamerica International Small Cap Value (B)	3,928,723	49,619,775
Transamerica International Stock (B)	2,904,416	27,940,485

		580,958,263

International Fixed Income Funds - 3.8%
Transamerica Emerging Markets Debt (B)	4,841,905	51,033,679
Transamerica Inflation Opportunities (B)	2,158,650	22,342,031

		73,375,710

U.S. Alternative Funds - 3.6%
Transamerica Event Driven (B)	2,753,047	28,769,345
Transamerica Managed Futures Strategy (A) (B)	5,825,843	42,353,881

		71,123,226

U.S. Equity Funds - 35.3%
Transamerica Capital Growth (B)	8,755,690	117,764,031
Transamerica Dividend Focused (B)	16,686,047	159,685,468
Transamerica Large Cap Value (B)	10,780,336	119,014,906
Transamerica Mid Cap Growth (B)	104,958	1,105,211

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Mid Cap Value (B)	4,430,449	$ 57,773,061
Transamerica Mid Cap Value Opportunities (B)	2,165,842	25,426,981
Transamerica Small Cap Core (B)	778,707	7,569,037
Transamerica Small Cap Growth (B)	1,230,612	8,405,079
Transamerica Small Cap Value (B)	1,507,707	14,986,604
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	4,660	2,899
Transamerica US Growth (B)	7,986,442	181,132,502

		692,865,779

U.S. Fixed Income Funds - 22.8%
Transamerica Bond (B)	2,714,832	25,655,159
Transamerica Core Bond (B)	11,051,303	113,386,370
Transamerica Floating Rate (B)	1,466,852	14,111,112
Transamerica Intermediate Bond (B)	7,783,667	81,728,503
Transamerica Short-Term Bond (B)	4,570,337	46,206,103
Transamerica Total Return (B)	15,643,482	165,820,908

		446,908,155

U.S. Mixed Allocation Fund - 4.0%
Transamerica MLP & Energy Income (B)	11,917,500	77,702,101

Total Investment Companies (Cost $1,836,724,586)		1,962,147,733

Total Investments (Cost $1,836,724,586)		1,962,147,733
Net Other Assets (Liabilities) - (0.1)%		(1,655,026)

Net Assets - 100.0%		$ 1,960,492,707

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,962,122,734	$—	$—	$1,962,122,734

Total	$1,962,122,734	$—	$—	$1,962,122,734

Investment Companies Measured at Net Asset Value (D)				24,999

Total Investments				$1,962,147,733

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Affiliated investment in the Class I2 shares, and liquidating trusts of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(C)	Restricted securities. At October 31, 2019, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$60,118	$22,100	0.0	%(F)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	46,600	2,899	0.0	(F)

Total			$106,718	$24,999	0.0	%(F)

(D)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

MARKET ENVIRONMENT

Global equity markets got off to a bumpy start for the 12-month period ended October 31, 2019. For much of 2018, U.S. stocks had rallied, largely on 2018’s corporate tax cuts and the resulting one-time bump in earnings growth. But stocks faltered in the fourth quarter of 2018 on trade-war concerns, slowing economic growth, and an interest-rate increase by the U.S. Federal Reserve (“Fed”). A market dip in October was followed by a more precipitous decline in December. The S&P 500® dropped -9.03% in December, capping a -13.52% loss for the final quarter of 2018. Foreign stocks held up a bit better, with the MSCI EAFE Index falling -4.85% in December 2018 and -12.54% for the fourth quarter. The MSCI Emerging Markets Index declined -2.65% in December 2018 and -7.46% for the fourth quarter.

Equities rebounded in early 2019, spurred primarily by a mood shift at the Fed toward a more accommodative bias. The S&P 500® jumped 13.65% in the first quarter of 2019, while the MSCI EAFE and MSCI Emerging Markets Indexes were up 9.98% and 9.91%, respectively. U.S. stocks continued to drift upward in the second and third quarters, and continued to outpace foreign markets despite negative S&P 500® earnings growth and ongoing U.S./China trade-war drama. There were meaningful downturns in May and late July/early August, suggesting that investors still harbored anxiety about U.S. equity valuations, the trade war, and underwhelming economic growth. The Fed cut rates three times bolstering the equity markets, which ended the period with gains in September and October.

For the 12-month period ended October 31, 2019, U.S. stocks outgained foreign stocks. The S&P 500® returned 14.33% for the 12-month period, while the MSCI EAFE Index was up 11.04% and the MSCI Emerging Markets Index rose 11.86%. Within the U.S., large- and mid-cap growth stocks led the gains. The Russell 1000® Growth Index returned 17.10%, while the Russell 1000® Value Index managed only an 11.21% gain. As a group, small cap stocks were left behind; the Russell 2000® Index rose only 4.90%.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Asset Allocation – Moderate Portfolio (Class A) returned 8.51%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays US Aggregate Bond Index, returned 12.87% and 11.51%, respectively.

STRATEGY REVIEW

As value-driven managers overseeing a multi-asset portfolio, we’ve been gravitating to markets trading less expensively than U.S. equities. That has meant tilting more toward foreign markets than usual. Generally, we would consider a U.S./foreign mix of about two-thirds/one-third to be our neutral stance within the equity sleeve. But we’ve been leaning more heavily into foreign markets during the past year — along the lines of 55%/45%. In our view valuations abroad have been more attractive. Though not cheap, many foreign developed markets, such as those in Europe and Japan, seem less exposed to a downward normalization of valuations. Of course we focus on more than just valuations; our research delves into country and regional fundamentals as well. All things considered, the majority of foreign markets look like better opportunities than the U.S. at this point in the cycle. We also have been emphasizing emerging markets within the equity sleeve, as their valuations rank as the least-inflated in our analysis, while their fundamentals appear healthy in most cases.

Leaning into foreign equities has meant missing out on some of the U.S. stock market’s recent gains. Indeed, exposure to just about any equities other than U.S. large-cap growth stocks over the past year has diluted returns relative to the S&P 500®. One example is U.S. small-cap stocks, which the portfolio diversifies into by design. As mentioned above, small stocks have lagged large stocks over the past year. We also have a modest position in energy infrastructure — which we believe is one of the few pockets of value within the U.S. That asset class has been fairly flat over the past year likely due to investors’ focus on oil prices. We like energy infrastructure because it’s selling at a bargain in our opinion, as its returns are not highly correlated to the major stock averages, and it has been paying the portfolio a stream of growing dividends. The portfolio also diversifies into several absolute-return funds; and we don’t expect those to match stock returns during a rally like 2019’s, and they haven’t. On the bond side, we’ve been positioned more in line with what the market has rewarded over the past 12 months — an underweight position in high-yield bonds, overweight in core bonds, and overweight in emerging-market debt.

No market environment lasts forever. After the past couple of years it might seem like U.S. stocks are the only game in town, but you only need to go back to 2017 for an example of when the tables were turned. That year the MSCI EAFE Index returned 25.03% which outpaced the 21.83% return of the S&P 500®, while the MSCI Emerging Markets Index outperformed both with a return of 37.28%. Value investing hasn’t been rewarded for a while either. Growth stocks have led not only in the U.S., but also around the world for the past two years. As value investors, we retreat from overheated parts of the market and look for the next opportunities, which can be found in places the market is ignoring.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Markets tend to move in cycles. The sands are always shifting, hot areas cool off, and forgotten areas rebound. More importantly, we believe our value-driven process is the right approach for the long term, and we think it’s especially apt in the current environment characterized by rich asset prices across much of the risk spectrum.

Dan McNeela, CFA

Michael Stout, CFA

Ricky Williamson, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	41.6%
U.S. Equity Funds	24.2
International Equity Funds	21.2
International Fixed Income Funds	5.6
U.S. Alternative Funds	3.6
U.S. Mixed Allocation Fund	2.9
International Alternative Funds	1.0
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	2.52%	3.35%	5.84%	03/01/2002
Class A (NAV)	8.51%	4.53%	6.44%	03/01/2002
Wilshire 5000 Total Market IndexSM (A)	12.87%	10.05%	13.50%
Bloomberg Barclays US Aggregate Bond Index (B)	11.51%	3.24%	3.73%
Class C (POP)	6.78%	3.76%	5.70%	11/11/2002
Class C (NAV)	7.77%	3.76%	5.70%	11/11/2002
Class I (NAV)	8.86%	4.78%	6.49%	11/30/2009
Class R (NAV)	8.21%	4.27%	6.19%	06/15/2006

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investments in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.0%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	3,627	$ 13,718
Transamerica Global Multifactor Macro (A) (B)	1,472,396	13,560,771

		13,574,489

International Equity Funds - 21.2%
Transamerica Emerging Markets Equity (B)	7,851,819	78,125,599
Transamerica International Equity (B)	5,606,234	100,407,660
Transamerica International Growth (B)	8,851,621	66,652,708
Transamerica International Small Cap Value (B)	1,889,916	23,869,640
Transamerica International Stock (B)	2,539,648	24,431,418

		293,487,025

International Fixed Income Funds - 5.6%
Transamerica Emerging Markets Debt (B)	4,279,722	45,108,273
Transamerica Inflation Opportunities (B)	3,173,306	32,843,720

		77,951,993

U.S. Alternative Funds - 3.6%
Transamerica Event Driven (B)	1,938,956	20,262,093
Transamerica Managed Futures Strategy (A) (B)	4,097,085	29,785,805

		50,047,898

U.S. Equity Funds - 24.2%
Transamerica Capital Growth (B)	4,275,365	57,503,657
Transamerica Dividend Focused (B)	8,132,360	77,826,688
Transamerica Large Cap Value (B)	5,247,229	57,929,411
Transamerica Mid Cap Growth (B)	74,826	787,922
Transamerica Mid Cap Value (B)	1,903,980	24,827,894

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Mid Cap Value Opportunities (B)	955,149	$ 11,213,449
Transamerica Small Cap Core (B)	418,986	4,072,544
Transamerica Small Cap Growth (B)	689,102	4,706,569
Transamerica Small Cap Value (B)	835,175	8,301,637
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	2,887	1,796
Transamerica US Growth (B)	3,888,095	88,181,996

		335,353,563

U.S. Fixed Income Funds - 41.6%
Transamerica Bond (B)	3,877,377	36,641,211
Transamerica Core Bond (B)	13,874,255	142,349,861
Transamerica Floating Rate (B)	1,292,323	12,432,150
Transamerica Intermediate Bond (B)	9,659,967	101,429,655
Transamerica Short-Term Bond (B)	6,185,246	62,532,839
Transamerica Total Return (B)	20,762,210	220,079,431

		575,465,147

U.S. Mixed Allocation Fund - 2.9%
Transamerica MLP & Energy Income (B)	6,226,169	40,594,622

Total Investment Companies (Cost $1,302,895,338)		1,386,474,737

Total Investments (Cost $1,302,895,338)		1,386,474,737
Net Other Assets (Liabilities) - (0.1)%		(855,399)

Net Assets - 100.0%		$ 1,385,619,338

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,386,459,223	$—	$—	$1,386,459,223

Total	$1,386,459,223	$—	$—	$1,386,459,223

Investment Companies Measured at Net Asset Value (D)				15,514

Total Investments				$1,386,474,737

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Affiliated investment in the Class I2 shares, and liquidating trusts of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(C)	Restricted securities. At October 31, 2019, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$37,318	$13,718	0.0	%(F)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	28,869	1,796	0.0	(F)

Total			$66,187	$15,514	0.0	%(F)

(D)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

MARKET ENVIRONMENT

The period began with U.S. equities in decline, as trade tensions between the U.S. and China and a steadily climbing Federal Funds Rate shook investor confidence in the fourth quarter of 2018. Selling intensified near year end when investors decided that the December Federal Reserve (“Fed”) rate hike was one too many. At its worst, the S&P 500® was down almost 20% from its peak while small caps were down over 25%, however, selling abated around the New Year when Fed Chairman Jerome Powell capitulated and paused the rate hikes. Over the 12-month period ended October 31, 2019, the Fed had fully reversed course and cut rates three times. The market responded positively and was achieving new all-time highs by spring of 2019.

Turning to fundamentals, the U.S. consumer continued to drive the economy, as low unemployment, rising wages and accommodative credit fueled spending. The manufacturing sector, both in the U.S. and abroad, did not enjoy the same strength, as evidenced by declining Purchasing Manager Index reports which saw numerous developed economies, including Japan, the Euro Area and the United Kingdom, fall into manufacturing contraction. As such, sectors like energy, materials and transports underperformed the broader market in the U.S., while growth sectors like technology and consumer discretionary outperformed.

Interest rate markets experienced volatility during the period, as investors tried to gauge whether the economy was continuing along in a later-cycle environment or if markets were at a turning point. This uncertainty kept a bid under Treasuries, which saw the 10-year yield fall from above 3% to 1.69% by period end. In hindsight, both equity and credit markets remained well supported by slow yet steady economic and corporate earnings growth, ample access to credit and strong investor demand for both yield and total return.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Asset Allocation Intermediate Horizon (Class R4) returned 10.10%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500®, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Asset Allocation Intermediate Horizon Blended Benchmark, returned 14.33%, 11.51% and 11.47%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Intermediate Horizon invests approximately 50% in equity funds and 50% in fixed income funds. The portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that are weaker in an effort to continually buy low and sell high.

The Fund’s best-performing holding over the 12-month period ended October 31, 2019 was Transamerica Mid Cap Growth with a gain of 23.41% and a target weighting of 3%. The top equity contributor to overall performance was Transamerica Large Growth which carried a target allocation of 13% and returned 15.57%. The top performing fixed income fund in the portfolio was Transamerica Intermediate Bond which returned 11.26%, boosted by falling market interest rates. It was also the largest overall contributor to performance and carried a target weight of 24%.

The weakest equity fund holding during the 12-month period ended October 31, 2019 was Transamerica Small Cap Value which gained 2.77% and had a target allocation of 3%. The weakest non-money market fixed income fund in the portfolio, Transamerica High Quality Bond, still achieved attractive returns of 5.38% and had a target weight of 8%. Relative to funds which can take on more credit and interest rate risk, the fund underperformed. That profile is by design, as we expect its short-term, high-quality focus to provide a relative ballast against more aggressive underlying holdings when markets decline.

Christopher A. Staples, CFA

Kane Cotton, CFA

Sean Serrell, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	48.3%
U.S. Equity Funds	40.4
International Equity Fund	11.2
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019

	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	9.85%	N/A	5.64%	05/19/2017
Class R4 (NAV)	10.10%	5.12%	7.26%	09/11/2000
S&P 500® (A)	14.33%	10.78%	13.70%
Bloomberg Barclays US Aggregate Bond Index (B)	11.51%	3.24%	3.73%
Transamerica Asset Allocation Intermediate Horizon Blended Benchmark (B) (C) (D) (E) (F) (G) (H) (I)	11.47%	6.08%	7.83%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Asset Allocation Intermediate Horizon Blended Benchmark is composed of the following benchmarks: 38% Russell 3000® Index, 24% Bloomberg Barclays US Aggregate Bond Index, 12% MSCI World Index ex-U.S., 10% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 8% ICE BofAML 1-3 Year Treasury Bill Index, 6% ICE BofAML High Yield Master II Index and 2% FTSE 3-Month Treasury Bill Index.

(D) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(F) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The ICE BofAML 1-3 Year Treasury Bill Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(H) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(I) The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation Intermediate Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 11.2%
Transamerica International Equity (A)	2,126,384	$ 38,359,967

Money Market Fund - 0.2%
Transamerica Government Money Market (A)	672,895	672,895

U.S. Equity Funds - 40.4%
Transamerica Large Growth (A)	3,633,771	47,566,062
Transamerica Large Value Opportunities (A)	5,102,668	47,607,896
Transamerica Mid Cap Growth (A)	1,088,847	11,454,674
Transamerica Mid Cap Value Opportunities (A)	893,073	10,538,256
Transamerica Small Cap Growth (A)	1,562,377	10,671,035
Transamerica Small Cap Value (A)	993,771	9,897,960

		137,735,883

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 48.3%
Transamerica High Quality Bond (A)	2,555,541	$ 25,555,411
Transamerica High Yield Bond (A)	2,303,743	20,964,066
Transamerica Inflation-Protected Securities (A)	3,843,908	39,246,297
Transamerica Intermediate Bond (A)	7,523,762	79,074,735

		164,840,509

Total Investment Companies (Cost $324,464,840)		341,609,254

Total Investments (Cost $324,464,840)		341,609,254
Net Other Assets (Liabilities) - (0.1)%		(170,967)

Net Assets - 100.0%		$ 341,438,287

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$341,609,254	$—	$—	$341,609,254

Total Investments	$341,609,254	$—	$—	$341,609,254

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(B)	There were no transfers in or out of Level 3 during the period ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation Long Horizon

(unaudited)

MARKET ENVIRONMENT

The period began with U.S. equities in decline, as trade tensions between the U.S. and China and a steadily climbing Federal Funds Rate shook investor confidence in the fourth quarter of 2018. Selling intensified near year end when investors decided that the December Federal Reserve (“Fed”) rate hike was one too many. At its worst, the S&P 500® was down almost 20% from its peak while small caps were down over 25%, however, selling abated around the New Year when Fed Chairman Jerome Powell capitulated and paused the rate hikes. Over the 12-month period ended October 31, 2019, the Fed had fully reversed course and cut rates three times. The market responded positively and was achieving new all-time highs by spring of 2019.

Turning to fundamentals, the U.S. consumer continued to drive the economy, as low unemployment, rising wages and accommodative credit fueled spending. The manufacturing sector, both in the U.S. and abroad, did not enjoy the same strength, as evidenced by declining Purchasing Manager Index reports which saw numerous developed economies, including Japan, the Euro Area and the United Kingdom, fall into manufacturing contraction. As such, sectors like energy, materials and transports underperformed the broader market in the U.S., while growth sectors like technology and consumer discretionary outperformed.

Interest rate markets experienced volatility during the period, as investors tried to gauge whether the economy was continuing along in a later-cycle environment or if markets were at a turning point. This uncertainty kept a bid under Treasuries, which saw the 10-year yield fall from above 3% to 1.69% by period end. In hindsight, both equity and credit markets remained well supported by slow yet steady economic and corporate earnings growth, ample access to credit and strong investor demand for both yield and total return.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Asset Allocation Long Horizon (Class R4) returned 10.57%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Asset Allocation Long Horizon Blended Benchmark, returned 14.33% and 12.72%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Long Horizon invests approximately 90% in equity funds and 10% in fixed income funds. The portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

The Fund’s best-performing holding over the 12-month period ended October 31, 2019 was Transamerica Mid Cap Growth with a gain of 23.41% and a target weighting of 6%. The top equity contributor to overall performance was Transamerica Large Growth which carried a target allocation of 21% and returned 15.57%. The top performing fixed income fund in the portfolio was Transamerica Intermediate Bond which returned 11.26%, boosted by falling market interest rates. It was also the largest fixed income contributor to performance and carried a target weight of 4%.

The weakest equity fund holding during the 12-month period ended October 31, 2019 was Transamerica Small Cap Value which gained 2.77% and had a target allocation of 6%. The weakest non-money market fixed income fund in the portfolio, Transamerica High Quality Bond, still achieved attractive returns of 5.38% and had a target weight of 0.5%. Relative to funds which can take on more credit and interest rate risk, the fund underperformed. That profile is by design, as we expect its short-term, high-quality focus to provide a relative ballast against more aggressive underlying holdings when markets decline.

Christopher A. Staples, CFA

Kane Cotton, CFA

Sean Serrell, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	67.9%
International Equity Fund	22.4
U.S. Fixed Income Funds	9.5
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	10.28%	N/A	7.14%	05/19/2017
Class R4 (NAV)	10.57%	6.70%	9.60%	09/11/2000
S&P 500® (A)	14.33%	10.78%	13.70%
Transamerica Asset Allocation Long Horizon Blended Benchmark (B) (C) (D) (E) (F) (G) (H)	12.72%	8.28%	10.82%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Asset Allocation Long Horizon Blended Benchmark is composed of the following benchmarks: 66% Russell 3000® Index, 24% MSCI World Index ex-U.S., 4% Bloomberg Barclays US Aggregate Bond Index, 2% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 2% FTSE 3-Month Treasury Bill Index and 2% ICE BofAML High Yield Master II Index.

(C) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(E) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

(H) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation Long Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 22.4%
Transamerica International Equity (A)	2,308,226	$ 41,640,394

Money Market Fund - 0.2%
Transamerica Government Money Market (A)	421,339	421,339

U.S. Equity Funds - 67.9%
Transamerica Large Growth (A)	3,184,491	41,684,985
Transamerica Large Value Opportunities (A)	4,229,720	39,463,286
Transamerica Mid Cap Growth (A)	1,141,564	12,009,258
Transamerica Mid Cap Value Opportunities (A)	931,141	10,987,466
Transamerica Small Cap Growth (A)	1,759,826	12,019,612
Transamerica Small Cap Value (A)	1,033,884	10,297,481

		126,462,088

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 9.5%
Transamerica High Quality Bond (A)	90,154	$ 901,539
Transamerica High Yield Bond (A)	388,513	3,535,473
Transamerica Inflation-Protected Securities (A)	572,116	5,841,306
Transamerica Intermediate Bond (A)	701,855	7,376,494

		17,654,812

Total Investment Companies (Cost $174,894,183)		186,178,633

Total Investments (Cost $174,894,183)		186,178,633
Net Other Assets (Liabilities) - (0.0)% (B)		(91,311)

Net Assets - 100.0%		$ 186,087,322

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$186,178,633	$—	$—	$186,178,633

Total Investments	$186,178,633	$—	$—	$186,178,633

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation Short Horizon

(unaudited)

MARKET ENVIRONMENT

The period began with U.S. equities in decline, as trade tensions between the U.S. and China and a steadily climbing Federal Funds Rate shook investor confidence in the fourth quarter of 2018. Selling intensified near year end when investors decided that the December Federal Reserve (“Fed”) rate hike was one too many. At its worst, the S&P 500® was down almost 20% from its peak while small caps were down over 25%, however, selling abated around the New Year when Fed Chairman Jerome Powell capitulated and paused the rate hikes. Over the 12-month period ended October 31, 2019, the Fed had fully reversed course and cut rates three times. The market responded positively and was achieving new all-time highs by spring of 2019.

Turning to fundamentals, the U.S. consumer continued to drive the economy, as low unemployment, rising wages and accommodative credit fueled spending. The manufacturing sector, both in the U.S. and abroad, did not enjoy the same strength, as evidenced by declining Purchasing Manager Index reports which saw numerous developed economies, including Japan, the Euro Area and the United Kingdom, fall into manufacturing contraction. As such, sectors like energy, materials and transports underperformed the broader market in the U.S., while growth sectors like technology and consumer discretionary outperformed.

Interest rate markets experienced volatility during the period, as investors tried to gauge whether the economy was continuing along in a later-cycle environment or if markets were at a turning point. This uncertainty kept a bid under Treasuries, which saw the 10-year yield fall from above 3% to 1.69% by period end. In hindsight, both equity and credit markets remained well supported by slow yet steady economic and corporate earnings growth, ample access to credit and strong investor demand for both yield and total return.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Asset Allocation Short Horizon (Class R4) returned 8.78%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Asset Allocation Short Horizon Blended Benchmark, returned 11.51% and 9.73%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Short Horizon invests approximately 10% in equity funds and 90% in fixed income funds. The portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

The Fund’s best-performing holding over the 12-month period ended October 31, 2019 was Transamerica Large Growth with a gain of 15.57%. With a target weighting of 3%, it was the top equity contributor to overall performance. The top performing fixed income fund in the portfolio was Transamerica Intermediate Bond which returned 11.26%, boosted by falling market interest rates. It was also the largest overall contributor to performance and carried a target weight of 46%.

The weakest equity fund holding during the 12-month period ended October 31, 2019 was Transamerica Small Cap Core which lost -6.31% and had a target allocation of 2%. The weakest non-money market fixed income fund in the portfolio, Transamerica High Quality Bond, still achieved attractive returns of 5.38% and had a target weight of 17%. Relative to funds which can take on more credit and interest rate risk, the fund underperformed. That profile is by design, as we expect its short-term, high-quality focus to provide a relative ballast against more aggressive underlying holdings when markets decline.

Christopher A. Staples, CFA

Kane Cotton, CFA

Sean Serrell, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	89.5%
U.S. Equity Funds	8.5
International Equity Fund	2.0
Money Market Fund	0.1
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation Short Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	8.51%	N/A	3.59%	05/19/2017
Class R4 (NAV)	8.78%	3.13%	4.47%	09/11/2000
Bloomberg Barclays US Aggregate Bond Index (A)	11.51%	3.24%	3.73%
Transamerica Asset Allocation Short Horizon Blended Benchmark (A) (B) (C) (D) (E) (F) (G) (H)	9.73%	3.59%	4.47%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Asset Allocation Short Horizon Blended Benchmark is composed of the following benchmarks: 46% Bloomberg Barclays US Aggregate Bond Index, 17% ICE BofAML 1-3 Year Treasury Bill Index, 15% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 10% ICE BofAML High Yield Master II Index, 8% Russell 3000® Index, 2% MSCI World Index ex-U.S, and 2% FTSE 3-Month Treasury Bill Index.

(C) The ICE BofAML 1-3 Year Treasury Bill Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(D) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(E) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(F) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(G) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(H) The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Asset Allocation Short Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 2.0%
Transamerica International Equity (A)	146,951	$ 2,650,989

Money Market Fund - 0.1%
Transamerica Government Money Market (A)	151,422	151,422

U.S. Equity Funds - 8.5%
Transamerica Large Growth (A)	328,591	4,301,252
Transamerica Large Value Opportunities (A)	479,923	4,477,681
Transamerica Small Cap Core (A)	262,897	2,581,653

		11,360,586

U.S. Fixed Income Funds - 89.5%
Transamerica High Quality Bond (A)	2,322,381	23,223,808

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica High Yield Bond (A)	1,436,345	$ 13,070,738
Transamerica Inflation-Protected Securities (A)	2,132,076	21,768,493
Transamerica Intermediate Bond (A)	5,866,353	61,655,367

		119,718,406

Total Investment Companies (Cost $130,163,022)		133,881,403

Total Investments (Cost $130,163,022)		133,881,403
Net Other Assets (Liabilities) - (0.1)%		(67,788)

Net Assets - 100.0%		$ 133,813,615

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$133,881,403	$—	$—	$133,881,403

Total Investments	$133,881,403	$—	$—	$133,881,403

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

MARKET ENVIRONMENT

The end of 2018 was a challenging market environment for risk assets as a combination of slowing global growth, downward revisions in corporate earnings growth expectations, and a less accommodative U.S. Federal Reserve (“Fed”) weighed on performance. Global equities were down over the last two months of 2018, with major equity markets across the U.S., Eurozone and Japan all posting negative returns. Despite continued weakness in Chinese data, emerging markets equities outperformed developed markets in large part due to the strong performance of Indian equities. In bonds, the U.S. 10 year yield fell due to signs of slowing global economic growth.

In contrast, 2019 has so far been characterized by a synchronized rally in risk assets, recovering from the sell-off in late 2018. The key themes that have driven financial markets year-to-date include: a dovish pivot by central banks that has been supportive for risk assets, the continued drag on economic activity from trade tensions, and a softening in manufacturing data.

The first half of 2019 saw continued weakness in global economic growth. This weakness, combined with muted inflationary pressures across developed markets, led the Fed and the European Central Bank to keep monetary policy supportive of growth. Global equities delivered positive returns year to date, with strong outperformance in the U.S. supported by better than expected earnings and labor statistics. Emerging market equities were up modestly, underperforming developed market equities. In fixed income, U.S. 10 year bond yields declined on the back of an overall slowdown in the global economy, limited inflationary pressures and signaling by central banks of accommodative policy, namely expectations of U.S. rate cuts.

The third quarter of 2019 saw continued slowdown in global manufacturing and an increase in the possibility for recession. Interest rates on U.S. government bonds continued to fall as the Fed cut rates twice, while U.S.-China trade negotiations remained volatile. Global equities were slightly up on the quarter, with emerging market equities underperforming due to trade tensions. Oil remained very volatile, and posted a negative return despite a surge in prices following an attack on Saudi Arabian production.

In October 2019, there was a rally in risk assets driven by a tentative truce in the U.S.-China trade war, easy monetary policy, increased probability of a Brexit deal, and a better-than-expected earnings season.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Multi-Manager Alternative Strategies Portfolio (Class A), returned 4.10%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the ICE BofAML 3-Month Treasury Bill +3% Wrap Index and the HFRX Global Hedge Fund Index, returned 5.52% and 3.53%, respectively.

STRATEGY REVIEW

The Fund underperformed its primary benchmark, the ICE BofAML 3-Month Treasury Bill +3% Wrap Index, but outperformed the HFRX Global Hedge Fund Index, its secondary benchmark.

This is a fund-of-funds multistrategy portfolio, which seeks to provide returns from differentiated sources and strategies. It relies on diversification across active investment styles, asset classes, markets, geographies and strategies to deliver better risk-adjusted absolute returns less correlated to traditional equities. It invests primarily in underlying alternative strategies. The Portfolio also invested in an ETF and futures positions during the fiscal year.

During the fiscal year, alternative strategies broadly contributed to performance in the Fund. Transamerica Inflation Opportunities, Transamerica Unconstrained Bond, Transamerica Long/Short Equity, and Transamerica Global Real Estate Securities funds were the primary contributors. Transamerica Global Multifactor Macro and Transamerica Managed Futures funds were the main detractors among alternatives.

Traditional strategies also contributed positively overall as equities and fixed income performed well over the 12-month period. Transamerica Emerging Markets Debt, Transamerica High Yield Bond, and Transamerica Core Bond were among the top performers.

The Fund’s positioning to be short U.S. interest rates, implemented through U.S. Treasury futures, detracted from performance during the period as U.S. yields fell.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Christopher Lvoff, CFA

Neill Nuttall

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Alternative Funds	32.7%
International Alternative Funds	31.5
International Fixed Income Funds	16.9
International Equity Funds	6.5
U.S. Fixed Income Funds	5.2
Repurchase Agreement	4.5
U.S. Mixed Allocation Fund	2.8
Net Other Assets (Liabilities)^	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(1.64)%	(0.52)%	1.73%	12/28/2006
Class A (NAV)	4.10%	0.61%	2.30%	12/28/2006
ICE BofAML 3-Month Treasury Bill +3% Wrap Index (A)	5.52%	4.09%	3.61%
HFRX Global Hedge Fund Index (B)	3.53%	0.65%	1.11%
Class C (POP)	2.23%	(0.14)%	1.57%	12/28/2006
Class C (NAV)	3.23%	(0.14)%	1.57%	12/28/2006
Class I (NAV)	4.33%	0.92%	2.54%	11/30/2009
Class R6 (NAV)	4.52%	N/A	0.73%	05/29/2015

(A) The ICE BofAML 3-Month Treasury Bill + 3% Wrap Index assumes a 3% wrap fee and is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The HFRX Global Hedge Fund Index is designed to measure the daily performance of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

The ICE BofAML 3-Month Treasury Bill + 3% Wrap Index is an unmanaged index used as a general measure of market performance. The HFRX Global Hedge Fund Index is a passively-managed index designed to measure the daily performance of the overall composition of the hedge fund universe. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Alternative strategies may not suitable for all investors. Many alternative strategies tend to use sophisticated and aggressive investment techniques. Certain alternative strategies may be tied to hard assets such as commodities, currencies and real estate and may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, and international economic, political, and regulatory developments. Diversification does not guarantee a profit or protect against a loss.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
INVESTMENT COMPANIES - 95.6%
International Alternative Funds - 31.5%
Transamerica Global Multifactor Macro (A) (B)	1,221,427	$ 11,249,343
Transamerica Unconstrained Bond (B)	1,547,444	15,211,375

		26,460,718

International Equity Funds - 6.5%
Transamerica Emerging Markets Equity (B)	231,556	2,303,986
Transamerica Global Real Estate Securities (B)	209,563	3,214,694

		5,518,680

International Fixed Income Funds - 16.9%
Transamerica Emerging Markets Debt (B)	541,506	5,707,471
Transamerica Inflation Opportunities (B)	821,216	8,499,582

		14,207,053

U.S. Alternative Funds - 32.7%
Transamerica Event Driven (B)	938,646	9,808,849
Transamerica Long/Short Strategy (B)	1,429,376	9,047,951
Transamerica Managed Futures Strategy (A) (B)	1,184,789	8,613,413

		27,470,213

U.S. Fixed Income Funds - 5.2%
Transamerica Core Bond (B)	128,290	1,316,254

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica High Yield Bond (B)	334,204	$ 3,044,598

		4,360,852

U.S. Mixed Allocation Fund - 2.8%
Transamerica MLP & Energy Income (B)	362,859	2,365,837

Total Investment Companies (Cost $81,003,819)		80,383,353

	Principal	Value
REPURCHASE AGREEMENT - 4.5%
Fixed Income Clearing Corp., 0.85% (C), dated 10/31/2019, to be repurchased at $3,804,429 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $3,883,214.	$ 3,804,339	3,804,339

Total Repurchase Agreement (Cost $3,804,339)		3,804,339

Total Investments (Cost $84,808,158)		84,187,692
Net Other Assets (Liabilities) - (0.1)%		(122,123)

Net Assets - 100.0%		$ 84,065,569

FUTURES CONTRACTS:

Long Futures Contracts:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	7	12/20/2019	$1,052,334	$1,062,530	$10,196	$—

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$80,383,353	$—	$—	$80,383,353
Repurchase Agreement	—	3,804,339	—	3,804,339

Total Investments	$80,383,353	$3,804,339	$—	$84,187,692

Other Financial Instruments
Futures Contracts (E)	$10,196	$—	$—	$10,196

Total Other Financial Instruments	$10,196	$—	$—	$10,196

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Manager Alternative Strategies Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Affiliated investment in the Class I2 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2019	Shares as of October 31, 2019	Dividend Income	Net Capital Gain Distributions
Transamerica Core Bond	$1,225,944	$437,932	$(450,000)	$1,403	$100,975	$1,316,254	128,290	$37,932	$—
Transamerica Emerging Markets Debt	7,503,205	238,649	(2,500,000)	(72,552)	538,169	5,707,471	541,506	238,649	—
Transamerica Emerging Markets Equity	6,123,250	69,633	(4,100,000)	(799,185)	1,010,288	2,303,986	231,556	69,633	—
Transamerica Event Driven	12,580,458	231,536	(3,250,000)	51,397	195,458	9,808,849	938,646	138,637	92,899
Transamerica Global Multifactor Macro	15,099,454	—	(3,500,000)	(369,207)	19,096	11,249,343	1,221,427	—	—
Transamerica Global Real Estate Securities	3,898,213	101,046	(1,350,000)	131,707	433,728	3,214,694	209,563	101,046	—
Transamerica High Yield Bond	3,062,041	948,333	(1,061,066)	(31,732)	127,022	3,044,598	334,204	197,222	—
Transamerica Inflation Opportunities	11,194,078	168,233	(3,550,000)	24,333	662,938	8,499,582	821,216	168,233	—
Transamerica Long/Short Strategy	11,652,395	425,552	(3,300,000)	(913,231)	1,183,235	9,047,951	1,429,376	—	425,552
Transamerica Managed Futures Strategy	11,669,810	—	(2,900,000)	(875,061)	718,664	8,613,413	1,184,789	—	—
Transamerica MLP & Energy Income	3,035,260	—	(700,000)	10,764	19,813	2,365,837	362,859	—	—
Transamerica Unconstrained Bond	20,415,476	649,060	(5,978,888)	(124,455)	250,182	15,211,375	1,547,444	645,115	—

Total	$107,459,584	$3,269,974	$(32,639,954)	$(2,965,819)	$5,259,568	$80,383,353	8,950,876	$1,596,467	$518,451

(C)	Rate disclosed reflects the yield at October 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2019

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Portfolio	Transamerica Asset Allocation Intermediate Horizon
Assets:
Affiliated investments, at value (A)	$754,406,648	$1,139,761,441	$1,962,147,733	$1,386,474,737	$341,609,254
Receivables and other assets:
Affiliated investments sold	682,019	677,632	1,233,044	941,274	27,403
Shares of beneficial interest sold	330,548	231,568	444,083	223,473	1,029
Dividends and/or distributions	207,078	—	234,912	294,952	103,378
Total assets	755,626,293	1,140,670,641	1,964,059,772	1,387,934,436	341,741,064

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	207,078	—	234,912	294,952	120,309
Shares of beneficial interest redeemed	1,205,479	1,600,997	2,168,734	1,199,160	11,515
Due to custodian	—	—	—	—	25
Investment management fees	78,467	117,218	202,858	143,806	28,755
Distribution and service fees	239,458	363,275	629,948	457,659	142,115
Transfer agent fees	52,323	129,453	182,018	111,089	58
Trustees, CCO and deferred compensation fees	2,466	3,716	6,471	4,609	—
Audit and tax fees	18,090	19,763	23,379	20,844	—
Custody fees	5,860	6,168	9,572	7,752	—
Legal fees	6,385	9,523	16,428	11,661	—
Printing and shareholder reports fees	19,145	39,798	62,559	40,048	—
Registration fees	6,844	8,522	9,103	8,142	—
Other accrued expenses	9,174	12,940	21,083	15,376	—
Total liabilities	1,850,769	2,311,373	3,567,065	2,315,098	302,777
Net assets	$753,775,524	$1,138,359,268	$1,960,492,707	$1,385,619,338	$341,438,287

Net assets consist of:
Paid-in capital	$709,607,801	$987,978,376	$1,759,609,676	$1,260,254,827	$316,372,745
Total distributable earnings (accumulated losses)	44,167,723	150,380,892	200,883,031	125,364,511	25,065,542
Net assets	$753,775,524	$1,138,359,268	$1,960,492,707	$1,385,619,338	$341,438,287
Net assets by class:
Class A	$610,131,252	$887,341,900	$1,531,349,332	$1,066,485,525	$—
Class C	126,366,685	205,680,795	354,234,928	266,488,913	—
Class I	16,422,742	43,396,104	72,826,629	49,586,749	—
Class R	854,845	1,940,469	2,081,818	3,058,151	332,117,257
Class R4	—	—	—	—	9,321,030
Shares outstanding (unlimited shares, no par value):
Class A	56,686,985	68,196,921	127,103,067	93,065,894	—
Class C	11,837,480	16,340,417	29,277,440	23,235,905	—
Class I	1,521,274	3,334,340	6,047,461	4,328,761	—
Class R	78,529	150,568	173,622	268,420	31,421,889
Class R4	—	—	—	—	881,697
Net asset value per share: (B)
Class A	$10.76	$13.01	$12.05	$11.46	$—
Class C	10.68	12.59	12.10	11.47	—
Class I	10.80	13.01	12.04	11.46	—
Class R	10.89	12.89	11.99	11.39	10.57
Class R4	—	—	—	—	10.57
Maximum offering price per share: (C)
Class A	$11.39	$13.77	$12.75	$12.13	$—

(A) Affiliated investments, at cost	$719,418,679	$1,053,493,635	$1,836,724,586	$1,302,895,338	$324,464,840

(B)	Net asset value per share for Class C, I, R and R4 Class Shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(C)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica Asset Allocation Long Horizon	Transamerica Asset Allocation Short Horizon	Transamerica Multi-Manager Alternative Strategies Portfolio
Assets:
Affiliated investments, at value (A)	$186,178,633	$133,881,403	$80,383,353
Repurchase agreements, at value (B)	—	—	3,804,339
Cash collateral pledged at broker for:
Futures contracts	—	—	48,510
Receivables and other assets:
Affiliated investments sold	36,936	36,398	—
Shares of beneficial interest sold	378	3,511	21,790
Dividends and/or distributions	17,694	64,292	57,225
Interest	—	—	90
Total assets	186,233,641	133,985,604	84,315,307

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	22,469	68,523	57,326
Shares of beneficial interest redeemed	32,540	35,686	94,816
Due to custodian	42	—	—
Investment management fees	15,459	11,377	27,599
Distribution and service fees	75,755	56,387	21,015
Transfer agent fees	54	16	13,081
Trustees, CCO and deferred compensation fees	—	—	411
Audit and tax fees	—	—	16,125
Custody fees	—	—	868
Legal fees	—	—	778
Printing and shareholder reports fees	—	—	6,589
Registration fees	—	—	4,336
Other accrued expenses	—	—	2,545
Variation margin payable on futures contracts	—	—	4,249
Total liabilities	146,319	171,989	249,738
Net assets	$186,087,322	$133,813,615	$84,065,569

Net assets consist of:
Paid-in capital	$160,392,962	$130,905,604	$93,819,076
Total distributable earnings (accumulated losses)	25,694,360	2,908,011	(9,753,507)
Net assets	$186,087,322	$133,813,615	$84,065,569
Net assets by class:
Class A	$—	$—	$30,118,595
Class C	—	—	16,281,048
Class I	—	—	37,494,895
Class R	177,391,923	131,051,158	—
Class R4	8,695,399	2,762,457	—
Class R6	—	—	171,031
Shares outstanding (unlimited shares, no par value):
Class A	—	—	3,062,213
Class C	—	—	1,663,001
Class I	—	—	3,816,296
Class R	16,900,551	12,735,611	—
Class R4	827,427	268,384	—
Class R6	—	—	17,171
Net asset value per share: (C)
Class A	$—	$—	$9.84
Class C	—	—	9.79
Class I	—	—	9.82
Class R	10.50	10.29	—
Class R4	10.51	10.29	—
Class R6	—	—	9.96
Maximum offering price per share: (D)
Class A	$—	$—	$10.41

(A) Affiliated investments, at cost	$174,894,183	$130,163,022	$81,003,819
(B) Repurchase agreements, at cost	$—	$—	$3,804,339

(C)	Net asset value per share for Class C, I, R, R4 and R6 Class Shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(D)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS

For the year ended October 31, 2019

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Portfolio	Transamerica Asset Allocation Intermediate Horizon
Investment Income:
Dividend income from affiliated investments	$18,522,353	$17,590,743	$39,258,309	$31,611,961	$10,501,156
Total investment income	18,522,353	17,590,743	39,258,309	31,611,961	10,501,156

Expenses:
Investment management fees	987,388	1,467,192	2,536,557	1,801,735	427,227
Distribution and service fees:
Class A	1,572,390	2,235,848	3,848,790	2,689,848	—
Class B (A)	2,728	16,769	19,903	5,549	—
Class C	1,569,880	2,544,358	4,497,307	3,413,441	—
Class R	5,094	10,154	15,022	17,935	1,706,576
Class R4	—	—	—	—	36,769
Class T1 (B)	7	8	7	7	—
Transfer agent fees
Class A	474,244	1,187,536	1,638,246	964,333	—
Class B (A)	2,598	11,715	14,726	5,952	—
Class C	152,063	371,768	542,737	356,019	—
Class I	20,185	49,066	80,849	52,552	—
Class R	2,023	2,848	3,621	2,949	—
Class R4	—	—	—	—	1,103
Advisor Class (B)	6	23	6	6	—
Trustees, CCO and deferred compensation fees	19,912	29,793	51,366	36,456	—
Audit and tax fees	26,770	31,097	40,121	33,588	—
Custody fees	27,530	29,346	92,992	54,496	—
Legal fees	38,035	57,098	98,518	69,650	—
Printing and shareholder reports fees	61,002	118,247	182,742	115,026	—
Registration fees	94,178	112,914	125,245	112,321	—
Other	40,236	54,704	86,708	64,632	—
Total expenses before waiver and/or reimbursement and recapture	5,096,269	8,330,484	13,875,463	9,796,495	2,171,675
Expenses waived and/or reimbursed:
Class B (A)	(1,824)	(6,911)	(9,076)	(4,370)	—
Class C	—	(11,050)	—	—	—
Class R	—	—	—	—	(68,279)
Class R4	—	—	—	—	(4,035)
Recapture of previously waived and/or reimbursed fees:
Class C	—	11,050	—	—	—
Class R4	—	—	—	—	6
Net expenses	5,094,445	8,323,573	13,866,387	9,792,125	2,099,367

Net investment income (loss)	13,427,908	9,267,170	25,391,922	21,819,836	8,401,789

Net realized gain (loss) on:
Affiliated investments	(10,687,585)	(34,983,706)	(47,040,868)	(23,290,854)	(2,631,982)
Capital gain distributions received from affiliated investment companies	23,243,412	109,953,679	133,345,344	64,801,896	16,022,762
Net realized gain (loss)	12,555,827	74,969,973	86,304,476	41,511,042	13,390,780

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	39,152,114	2,819,578	49,135,596	53,074,922	11,487,816
Net realized and change in unrealized gain (loss)	51,707,941	77,789,551	135,440,072	94,585,964	24,878,596
Net increase (decrease) in net assets resulting from operations	$65,135,849	$87,056,721	$160,831,994	$116,405,800	$33,280,385

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2019

	Transamerica Asset Allocation Long Horizon	Transamerica Asset Allocation Short Horizon	Transamerica Multi-Manager Alternative Strategies Portfolio
Investment Income:
Dividend income from affiliated investments	$5,643,024	$4,354,304	$1,596,467
Dividend income from unaffiliated investments	—	—	85,800
Interest income from unaffiliated investments and repurchase agreements	—	—	22,759
Total investment income	5,643,024	4,354,304	1,705,026

Expenses:
Investment management fees	245,154	166,873	186,054
Distribution and service fees:
Class A	—	—	72,762
Class C	—	—	226,822
Class R	910,162	679,298	—
Class R4	55,656	8,003	—
Class T1 (A)	—	—	7
Transfer agent fees
Class A	—	—	74,368
Class C	—	—	49,774
Class I	—	—	46,836
Class R4	1,670	240	—
Class R6	—	—	17
Trustees, CCO and deferred compensation fees	—	—	2,385
Audit and tax fees	—	—	20,566
Custody fees	—	—	2,962
Legal fees	—	—	4,472
Printing and shareholder reports fees	—	—	17,355
Registration fees	—	—	65,755
Other	—	—	21,406
Total expenses before waiver and/or reimbursement and recapture	1,212,642	854,414	791,541
Expenses waived and/or reimbursed:
Class A	—	—	(21,760)
Class C	—	—	(14,583)
Class R	(36,449)	(27,172)	—
Class R4	(6,110)	(880)	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	10,772
Class C	—	—	14,260
Class R4	30	—	—
Net expenses	1,170,113	826,362	780,230

Net investment income (loss)	4,472,911	3,527,942	924,796

Net realized gain (loss) on:
Affiliated investments	441,243	(559,056)	(2,965,819)
Unaffiliated investments	—	—	(18,746)
Capital gain distributions received from affiliated investment companies	16,624,761	1,069,556	518,451
Futures contracts	—	—	(95,556)
Net realized gain (loss)	17,066,004	510,500	(2,561,670)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(1,591,550)	7,310,773	5,259,568
Unaffiliated investments	—	—	151,696
Futures contracts	—	—	(54,670)
Net change in unrealized appreciation (depreciation)	(1,591,550)	7,310,773	5,356,594
Net realized and change in unrealized gain (loss)	15,474,454	7,821,273	2,794,924
Net increase (decrease) in net assets resulting from operations	$19,947,365	$11,349,215	$3,719,720

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended:

	Transamerica Asset Allocation – Conservative Portfolio		Transamerica Asset Allocation – Growth Portfolio		Transamerica Asset Allocation – Moderate Growth Portfolio
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$13,427,908	$20,166,825	$9,267,170	$20,944,015	$25,391,922	$43,998,661
Net realized gain (loss)	12,555,827	45,400,471	74,969,973	181,015,827	86,304,476	235,023,923
Net change in unrealized appreciation (depreciation)	39,152,114	(80,932,216)	2,819,578	(228,825,242)	49,135,596	(322,496,868)
Net increase (decrease) in net assets resulting from operations	65,135,849	(15,364,920)	87,056,721	(26,865,400)	160,831,994	(43,474,284)

Distributions to shareholders:
Class A	(45,261,784)	(45,554,450)	(135,896,039)	(83,551,210)	(195,121,983)	(130,823,248)
Class B (A)	(35,180)	(279,940)	(512,765)	(1,115,464)	(462,079)	(1,558,402)
Class C	(10,966,664)	(17,868,293)	(40,999,649)	(60,272,182)	(56,261,966)	(93,284,446)
Class I	(1,340,469)	(1,826,411)	(7,375,144)	(5,973,901)	(10,134,841)	(8,338,212)
Class R	(69,293)	(84,734)	(293,698)	(269,687)	(396,269)	(383,683)
Class T1 (B)	(647)	(681)	(1,600)	(1,086)	(1,321)	(960)
Advisor Class (B)	(647)	(1,474)	(5,599)	(1,094)	(1,338)	(979)
Net increase (decrease) in net assets resulting from distributions to shareholders	(57,674,684)	(65,615,983)	(185,084,494)	(151,184,624)	(262,379,797)	(234,389,930)

Capital share transactions:
Proceeds from shares sold:
Class A	28,963,268	39,089,538	36,257,491	53,553,410	46,324,431	81,895,826
Class B (A)	11,521	115,035	2,255	54,253	5,015	12,234
Class C	8,791,352	14,902,383	16,951,553	31,054,267	23,965,320	39,439,000
Class I	11,577,719	6,825,803	13,538,297	23,600,552	27,082,103	38,848,232
Class R	134,973	333,098	295,490	557,572	503,375	915,180
Advisor Class (B)	—	—	—	66,236	—	—
	49,478,833	61,265,857	67,045,086	108,886,290	97,880,244	161,110,472
Dividends and/or distributions reinvested:
Class A	43,684,623	44,051,751	129,511,175	78,932,540	184,646,010	122,152,628
Class B (A)	34,951	252,212	512,305	1,107,998	461,664	1,545,317
Class C	10,145,062	16,637,026	39,455,295	58,076,504	53,988,459	89,759,771
Class I	1,288,926	1,432,654	7,047,376	5,184,840	9,949,259	7,027,776
Class R	56,290	68,528	266,275	249,498	319,796	300,673
Class T1 (B)	647	681	1,600	1,086	1,321	960
Advisor Class (B)	647	1,474	5,599	1,094	1,338	979
	55,211,146	62,444,326	176,799,625	143,553,560	249,367,847	220,788,104
Cost of shares redeemed:
Class A	(167,067,908)	(183,894,646)	(198,248,806)	(164,762,282)	(332,908,342)	(279,064,752)
Class B (A)	(73,060)	(697,960)	(161,880)	(1,235,868)	(288,392)	(1,771,945)
Class C	(43,105,555)	(76,247,331)	(72,930,866)	(124,543,318)	(134,146,645)	(227,701,359)
Class I	(16,518,577)	(15,588,038)	(24,238,418)	(26,897,449)	(41,954,731)	(40,281,360)
Class R	(696,020)	(301,203)	(660,051)	(1,008,121)	(1,824,293)	(1,759,040)
Class T1 (B)	(10,640)	—	(11,046)	—	(10,875)	—
Advisor Class (B)	(10,670)	(11,970)	(38,415)	(39,945)	(10,935)	—
	(227,482,430)	(276,741,148)	(296,289,482)	(318,486,983)	(511,144,213)	(550,578,456)
Automatic conversions:
Class A	652,159	5,446,138	4,046,336	9,421,197	4,518,725	18,159,417
Class B (A)	(652,159)	(5,446,138)	(4,046,336)	(9,421,197)	(4,518,725)	(18,159,417)
	—	—	—	—	—	—
Automatic conversions:
Class A	35,687,849	79,491,707	62,246,676	226,548,641	111,934,138	383,174,411
Class C	(35,687,849)	(79,491,707)	(62,246,676)	(226,548,641)	(111,934,138)	(383,174,411)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(122,792,451)	(153,030,965)	(52,444,771)	(66,047,133)	(163,896,122)	(168,679,880)
Net increase (decrease) in net assets	(115,331,286)	(234,011,868)	(150,472,544)	(244,097,157)	(265,443,925)	(446,544,094)

Net assets:
Beginning of year	869,106,810	1,103,118,678	1,288,831,812	1,532,928,969	2,225,936,632	2,672,480,726
End of year	$753,775,524	$869,106,810	$1,138,359,268	$1,288,831,812	$1,960,492,707	$2,225,936,632

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the year ended:

	Transamerica Asset Allocation – Conservative Portfolio		Transamerica Asset Allocation – Growth Portfolio		Transamerica Asset Allocation – Moderate Growth Portfolio
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018

Capital share transactions - shares:
Shares issued:
Class A	2,786,794	3,505,424	2,899,234	3,461,855	4,030,806	6,043,931
Class B (A)	1,136	10,418	183	3,505	432	872
Class C	856,612	1,348,117	1,390,607	2,068,593	2,053,178	2,910,158
Class I	1,106,966	610,823	1,063,363	1,522,608	2,310,244	2,862,162
Class R	12,935	29,411	23,660	36,484	43,646	67,306
Advisor Class (B)	—	—	—	4,217	—	—
	4,764,443	5,504,193	5,377,047	7,097,262	8,438,306	11,884,429
Shares reinvested:
Class A	4,421,852	3,982,121	11,615,352	5,220,411	17,501,991	9,156,869
Class B (A)	3,565	22,845	46,071	73,768	42,046	112,632
Class C	1,041,298	1,515,032	3,636,433	3,953,473	5,064,583	6,728,618
Class I	129,883	129,171	633,757	343,593	945,747	528,007
Class R	5,651	6,132	24,075	16,633	30,399	22,624
Class T1 (B)	66	62	143	72	125	72
Advisor Class (B)	66	133	500	72	127	73
	5,602,381	5,655,496	15,956,331	9,608,022	23,585,018	16,548,895
Shares redeemed:
Class A	(15,975,739)	(16,540,530)	(15,657,203)	(10,633,068)	(28,429,441)	(20,548,097)
Class B (A)	(7,013)	(62,636)	(12,478)	(79,772)	(23,779)	(127,220)
Class C	(4,158,158)	(6,915,402)	(5,936,156)	(8,288,502)	(11,358,274)	(16,798,327)
Class I	(1,569,598)	(1,399,764)	(1,924,024)	(1,744,144)	(3,596,197)	(2,980,046)
Class R	(65,025)	(26,757)	(51,344)	(65,770)	(157,173)	(130,157)
Class T1 (B)	(1,035)	—	(885)	—	(946)	—
Advisor Class (B)	(1,035)	(1,119)	(3,082)	(2,382)	(954)	—
	(21,777,603)	(24,946,208)	(23,585,172)	(20,813,638)	(43,566,764)	(40,583,847)
Automatic conversions:
Class A	62,536	487,056	318,331	605,660	386,203	1,329,871
Class B (A)	(62,587)	(489,153)	(320,045)	(612,384)	(372,463)	(1,300,120)
	(51)	(2,097)	(1,714)	(6,724)	13,740	29,751
Automatic conversions:
Class A	3,401,919	7,211,571	4,880,226	14,665,283	9,541,413	28,372,032
Class C	(3,431,499)	(7,283,864)	(5,033,825)	(15,176,321)	(9,489,350)	(28,520,033)
	(29,580)	(72,293)	(153,599)	(511,038)	52,063	(148,001)
Net increase (decrease) in shares outstanding:
Class A	(5,302,638)	(1,354,358)	4,055,940	13,320,141	3,030,972	24,354,606
Class B (A)	(64,899)	(518,526)	(286,269)	(614,883)	(353,764)	(1,313,836)
Class C	(5,691,747)	(11,336,117)	(5,942,941)	(17,442,757)	(13,729,863)	(35,679,584)
Class I	(332,749)	(659,770)	(226,904)	122,057	(340,206)	410,123
Class R	(46,439)	8,786	(3,609)	(12,653)	(83,128)	(40,227)
Class T1 (B)	(969)	62	(742)	72	(821)	72
Advisor Class (B)	(969)	(986)	(2,582)	1,907	(827)	73
	(11,440,410)	(13,860,909)	(2,407,107)	(4,626,116)	(11,477,637)	(12,268,773)

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the year ended:

	Transamerica Asset Allocation – Moderate Portfolio		Transamerica Asset Allocation Intermediate Horizon		Transamerica Asset Allocation Long Horizon
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$21,819,836	$34,033,092	$8,401,789	$6,363,498	$4,472,911	$2,176,702
Net realized gain (loss)	41,511,042	107,868,345	13,390,780	13,521,823	17,066,004	17,750,520
Net change in unrealized appreciation (depreciation)	53,074,922	(172,595,717)	11,487,816	(17,924,719)	(1,591,550)	(16,504,082)
Net increase (decrease) in net assets resulting from operations	116,405,800	(30,694,280)	33,280,385	1,960,602	19,947,365	3,423,140

Distributions to shareholders:
Class A	(97,926,773)	(79,696,910)	—	—	—	—
Class B (A)	(80,583)	(666,368)	—	—	—	—
Class C	(29,528,153)	(50,992,713)	—	—	—	—
Class I	(4,341,322)	(4,615,541)	—	—	—	—
Class R	(385,996)	(336,729)	(19,664,230)	(5,979,500)	(18,105,373)	(1,915,537)
Class R4	—	—	(901,809)	(325,182)	(2,388,591)	(320,982)
Class T1 (B)	(939)	(746)	—	—	—	—
Advisor Class (B)	(948)	(765)	—	—	—	—
Net increase (decrease) in net assets resulting from distributions to shareholders	(132,264,714)	(136,309,772)	(20,566,039)	(6,304,682)	(20,493,964)	(2,236,519)

Capital share transactions:
Proceeds from shares sold:
Class A	44,357,919	54,936,617	—	—	—	—
Class B (A)	28,373	10,682	—	—	—	—
Class C	15,689,310	30,710,772	—	—	—	—
Class I	22,200,013	23,676,547	—	—	—	—
Class R	668,340	1,088,514	468,562	985,195	957,908	1,404,357
Class R4	—	—	698,517	1,275,954	1,022,362	1,291,026
	82,943,955	110,423,132	1,167,079	2,261,149	1,980,270	2,695,383
Dividends and/or distributions reinvested:
Class A	93,193,725	75,423,729	—	—	—	—
Class B (A)	80,561	660,222	—	—	—	—
Class C	27,987,898	48,417,657	—	—	—	—
Class I	4,155,278	3,523,169	—	—	—	—
Class R	306,789	258,521	19,664,230	5,979,500	18,105,373	1,915,537
Class R4	—	—	901,809	325,182	2,388,591	320,982
Class T1 (B)	939	746	—	—	—	—
Advisor Class (B)	948	765	—	—	—	—
	125,726,138	128,284,809	20,566,039	6,304,682	20,493,964	2,236,519
Cost of shares redeemed:
Class A	(263,016,042)	(231,644,937)	—	—	—	—
Class B (A)	(92,318)	(1,104,204)	—	—	—	—
Class C	(111,144,409)	(170,433,229)	—	—	—	—
Class I	(24,733,916)	(33,358,009)	—	—	—	—
Class R	(2,116,311)	(1,297,344)	(57,297,281)	(70,324,433)	(32,181,999)	(39,249,015)
Class R4	—	—	(8,462,199)	(6,720,259)	(19,624,099)	(9,391,146)
Class T1 (B)	(10,739)	—	—	—	—	—
Advisor Class (B)	(10,781)	—	—	—	—	—
	(401,124,516)	(437,837,723)	(65,759,480)	(77,044,692)	(51,806,098)	(48,640,161)
Automatic conversions:
Class A	1,287,957	11,701,495	—	—	—	—
Class B (A)	(1,287,957)	(11,701,495)	—	—	—	—
	—	—	—	—	—	—
Automatic conversions:
Class A	76,379,755	223,009,120	—	—	—	—
Class C	(76,379,755)	(223,009,120)	—	—	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(192,454,423)	(199,129,782)	(44,026,362)	(68,478,861)	(29,331,864)	(43,708,259)
Net increase (decrease) in net assets	(208,313,337)	(366,133,834)	(31,312,016)	(72,822,941)	(29,878,463)	(42,521,638)

Net assets:
Beginning of year	1,593,932,675	1,960,066,509	372,750,303	445,573,244	215,965,785	258,487,423
End of year	$1,385,619,338	$1,593,932,675	$341,438,287	$372,750,303	$186,087,322	$215,965,785

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the year ended:

	Transamerica Asset Allocation – Moderate Portfolio		Transamerica Asset Allocation Intermediate Horizon		Transamerica Asset Allocation Long Horizon
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018

Capital share transactions - shares:
Shares issued:
Class A	4,037,633	4,512,263	—	—	—	—
Class B (A)	2,455	837	—	—	—	—
Class C	1,416,741	2,527,763	—	—	—	—
Class I	2,009,704	1,945,103	—	—	—	—
Class R	60,701	89,504	46,404	93,172	95,289	126,970
Class R4	—	—	69,142	121,151	101,947	115,699
	7,527,234	9,075,470	115,546	214,323	197,236	242,669
Shares reinvested:
Class A	9,127,691	6,274,853	—	—	—	—
Class B (A)	7,543	53,244	—	—	—	—
Class C	2,722,558	4,028,091	—	—	—	—
Class I	408,181	293,597	—	—	—	—
Class R	30,166	21,579	2,081,178	568,224	2,058,634	174,869
Class R4	—	—	95,527	30,942	271,282	29,240
Class T1 (B)	91	62	—	—	—	—
Advisor Class (B)	93	64	—	—	—	—
	12,296,323	10,671,490	2,176,705	599,166	2,329,916	204,109
Shares redeemed:
Class A	(23,729,672)	(19,052,444)	—	—	—	—
Class B (A)	(7,922)	(88,090)	—	—	—	—
Class C	(10,003,669)	(14,043,466)	—	—	—	—
Class I	(2,240,543)	(2,749,933)	—	—	—	—
Class R	(195,388)	(107,245)	(5,645,262)	(6,626,018)	(3,203,524)	(3,497,560)
Class R4	—	—	(812,685)	(631,128)	(1,899,358)	(844,686)
Class T1 (B)	(984)	—	—	—	—	—
Advisor Class (B)	(992)	—	—	—	—	—
	(36,179,170)	(36,041,178)	(6,457,947)	(7,257,146)	(5,102,882)	(4,342,246)
Automatic conversions:
Class A	116,286	958,371	—	—	—	—
Class B (A)	(111,668)	(934,530)	—	—	—	—
	4,618	23,841	—	—	—	—
Automatic conversions:
Class A	6,857,680	18,426,404	—	—	—	—
Class C	(6,839,497)	(18,534,093)	—	—	—	—
	18,183	(107,689)	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	(3,590,382)	11,119,447	—	—	—	—
Class B (A)	(109,592)	(968,539)	—	—	—	—
Class C	(12,703,867)	(26,021,705)	—	—	—	—
Class I	177,342	(511,233)	—	—	—	—
Class R	(104,521)	3,838	(3,517,680)	(5,964,622)	(1,049,601)	(3,195,721)
Class R4	—	—	(648,016)	(479,035)	(1,526,129)	(699,747)
Class T1 (B)	(893)	62	—	—	—	—
Advisor Class (B)	(899)	64	—	—	—	—
	(16,332,812)	(16,378,066)	(4,165,696)	(6,443,657)	(2,575,730)	(3,895,468)

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the year ended:

	Transamerica Asset Allocation Short Horizon		Transamerica Multi-Manager Alternative Strategies Portfolio
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$3,527,942	$3,730,571	$924,796	$2,514,883
Net realized gain (loss)	510,500	(35,098)	(2,561,670)	(289,738)
Net change in unrealized appreciation (depreciation)	7,310,773	(5,400,185)	5,356,594	(3,594,435)
Net increase (decrease) in net assets resulting from operations	11,349,215	(1,704,712)	3,719,720	(1,369,290)

Distributions to shareholders:
Class A	—	—	(469,541)	(405,017)
Class C	—	—	(98,142)	(230,495)
Class I	—	—	(926,637)	(1,400,849)
Class R	(3,903,449)	(3,535,598)	—	—
Class R4	(97,873)	(120,029)	—	—
Class R6	—	—	(5,739)	(1,830)
Class T1 (A)	—	—	(180)	(131)
Net increase (decrease) in net assets resulting from distributions to shareholders	(4,001,322)	(3,655,627)	(1,500,239)	(2,038,322)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	1,243,437	2,466,514
Class C	—	—	279,134	1,179,090
Class I	—	—	6,081,767	10,745,865
Class R	1,892,149	990,387	—	—
Class R4	253,085	955,551	—	—
Class R6	—	—	37,002	198,334
	2,145,234	1,945,938	7,641,340	14,589,803
Dividends and/or distributions reinvested:
Class A	—	—	451,357	388,924
Class C	—	—	90,778	211,123
Class I	—	—	918,969	1,344,866
Class R	3,903,449	3,535,598	—	—
Class R4	97,873	120,029	—	—
Class R6	—	—	5,739	1,830
Class T1 (A)	—	—	180	131
	4,001,322	3,655,627	1,467,023	1,946,874
Cost of shares redeemed:
Class A	—	—	(8,525,196)	(9,556,556)
Class C	—	—	(7,069,754)	(14,125,688)
Class I	—	—	(22,954,901)	(40,614,143)
Class R	(24,046,669)	(39,053,821)	—	—
Class R4	(918,919)	(4,727,193)	—	—
Class R6	—	—	(152,583)	(17,859)
Class T1 (A)	—	—	(10,184)	—
	(24,965,588)	(43,781,014)	(38,712,618)	(64,314,246)
Automatic conversions:
Class A	—	—	5,740,348	5,821,072
Class C	—	—	(5,740,348)	(5,821,072)
	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(18,819,032)	(38,179,449)	(29,604,255)	(47,777,569)
Net increase (decrease) in net assets	(11,471,139)	(43,539,788)	(27,384,774)	(51,185,181)

Net assets:
Beginning of year	145,284,754	188,824,542	111,450,343	162,635,524
End of year	$133,813,615	$145,284,754	$84,065,569	$111,450,343

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the year ended:

	Transamerica Asset Allocation Short Horizon		Transamerica Multi-Manager Alternative Strategies Portfolio
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018

Capital share transactions - shares:
Shares issued:
Class A	—	—	129,495	250,918
Class C	—	—	28,915	119,530
Class I	—	—	633,026	1,092,776
Class R	189,895	98,909	—	—
Class R4	25,168	95,103	—	—
Class R6	—	—	3,828	20,088
	215,063	194,012	795,264	1,483,312
Shares reinvested:
Class A	—	—	48,954	39,605
Class C	—	—	9,835	21,587
Class I	—	—	100,106	137,653
Class R	395,283	354,961	—	—
Class R4	9,904	12,037	—	—
Class R6	—	—	618	185
Class T1 (A)	—	—	20	13
	405,187	366,998	159,533	199,043
Shares redeemed:
Class A	—	—	(883,892)	(970,195)
Class C	—	—	(738,977)	(1,443,224)
Class I	—	—	(2,383,127)	(4,137,207)
Class R	(2,410,230)	(3,905,892)	—	—
Class R4	(89,902)	(472,995)	—	—
Class R6	—	—	(15,569)	(1,801)
Class T1 (A)	—	—	(1,067)	—
	(2,500,132)	(4,378,887)	(4,022,632)	(6,552,427)
Automatic conversions:
Class A	—	—	590,691	596,327
Class C	—	—	(592,418)	(601,292)
	—	—	(1,727)	(4,965)
Net increase (decrease) in shares outstanding:
Class A	—	—	(114,752)	(83,345)
Class C	—	—	(1,292,645)	(1,903,399)
Class I	—	—	(1,649,995)	(2,906,778)
Class R	(1,825,052)	(3,452,022)	—	—
Class R4	(54,830)	(365,855)	—	—
Class R6	—	—	(11,123)	18,472
Class T1 (A)	—	—	(1,047)	13
	(1,879,882)	(3,817,877)	(3,069,562)	(4,875,037)

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$10.67	$11.59	$11.18	$11.40		$12.38

Investment operations:
Net investment income (loss) (A)	0.19	0.25	0.24	0.23	(B)	0.23
Net realized and unrealized gain (loss)	0.65	(0.43)	0.71	0.18		(0.11)
Total investment operations	0.84	(0.18)	0.95	0.41		0.12

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.25)	(0.25)	(0.25)		(0.23)
Net realized gains	(0.57)	(0.49)	(0.29)	(0.38)		(0.87)
Total dividends and/or distributions to shareholders	(0.75)	(0.74)	(0.54)	(0.63)		(1.10)

Net asset value, end of year	$10.76	$10.67	$11.59	$11.18		$11.40
Total return (C)	8.64%	(1.77)%	8.78%	3.83%		1.07%

Ratio and supplemental data:
Net assets end of year (000’s)	$610,131	$661,621	$734,113	$622,495		$449,574
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.49%	0.47%	0.47%	0.48%		0.51%
Including waiver and/or reimbursement and recapture	0.49%	0.47%	0.47%	0.47	%(B)	0.51%
Net investment income (loss) to average net assets	1.81%	2.21%	2.15%	2.12	%(B)	1.94%
Portfolio turnover rate	4%	20%	18%	4%		11%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$10.59	$11.49	$11.08	$11.30		$12.29

Investment operations:
Net investment income (loss) (A)	0.11	0.16	0.17	0.17	(B)	0.15
Net realized and unrealized gain (loss)	0.65	(0.42)	0.69	0.16		(0.12)
Total investment operations	0.76	(0.26)	0.86	0.33		0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.15)	(0.16)	(0.17)		(0.15)
Net realized gains	(0.57)	(0.49)	(0.29)	(0.38)		(0.87)
Total dividends and/or distributions to shareholders	(0.67)	(0.64)	(0.45)	(0.55)		(1.02)

Net asset value, end of year	$10.68	$10.59	$11.49	$11.08		$11.30
Total return (C)	7.82%	(2.46)%	7.99%	3.10%		0.26%

Ratio and supplemental data:
Net assets end of year (000’s)	$126,367	$185,581	$331,669	$405,546		$453,483
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.26%	1.23%	1.23%	1.22%		1.22%
Including waiver and/or reimbursement and recapture	1.26%	1.23%	1.23%	1.21	%(B)	1.22%
Net investment income (loss) to average net assets	1.07%	1.48%	1.51%	1.56	%(B)	1.26%
Portfolio turnover rate	4%	20%	18%	4%		11%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$10.70	$11.62	$11.21	$11.42		$12.40

Investment operations:
Net investment income (loss) (A)	0.21	0.28	0.28	0.28	(B)	0.27
Net realized and unrealized gain (loss)	0.67	(0.44)	0.69	0.16		(0.12)
Total investment operations	0.88	(0.16)	0.97	0.44		0.15

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.27)	(0.27)	(0.27)		(0.26)
Net realized gains	(0.57)	(0.49)	(0.29)	(0.38)		(0.87)
Total dividends and/or distributions to shareholders	(0.78)	(0.76)	(0.56)	(0.65)		(1.13)

Net asset value, end of year	$10.80	$10.70	$11.62	$11.21		$11.42
Total return	8.95%	(1.56)%	8.97%	4.13%		1.33%

Ratio and supplemental data:
Net assets end of year (000’s)	$16,423	$19,845	$29,213	$25,946		$28,126
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.27%	0.26%	0.26%	0.26%		0.26%
Including waiver and/or reimbursement and recapture	0.27%	0.26%	0.26%	0.25	%(B)	0.26%
Net investment income (loss) to average net assets	1.98%	2.51%	2.46%	2.50	%(B)	2.28%
Portfolio turnover rate	4%	20%	18%	4%		11%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class R
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$10.78	$11.70	$11.28	$11.49		$12.47

Investment operations:
Net investment income (loss) (A)	0.15	0.20	0.21	0.22	(B)	0.21
Net realized and unrealized gain (loss)	0.67	(0.42)	0.70	0.15		(0.13)
Total investment operations	0.82	(0.22)	0.91	0.37		0.08

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.21)	(0.20)	(0.20)		(0.19)
Net realized gains	(0.57)	(0.49)	(0.29)	(0.38)		(0.87)
Total dividends and/or distributions to shareholders	(0.71)	(0.70)	(0.49)	(0.58)		(1.06)

Net asset value, end of year	$10.89	$10.78	$11.70	$11.28		$11.49
Total return	8.28%	(2.10)%	8.35%	3.44%		0.68%

Ratio and supplemental data:
Net assets end of year (000’s)	$855	$1,347	$1,359	$1,209		$1,532
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.86%	0.83%	0.85%	0.86%		0.86%
Including waiver and/or reimbursement and recapture	0.86%	0.83%	0.85%	0.85	%(B)	0.86%
Net investment income (loss) to average net assets	1.41%	1.82%	1.88%	1.97	%(B)	1.77%
Portfolio turnover rate	4%	20%	18%	4%		11%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$14.38	$16.35	$14.71	$15.57		$16.35

Investment operations:
Net investment income (loss) (A)	0.11	0.26	0.23	0.23	(B)	0.20
Net realized and unrealized gain (loss)	0.67	(0.56)	2.55	0.24		0.23
Total investment operations	0.78	(0.30)	2.78	0.47		0.43

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.32)	(0.24)	(0.23)		(0.22)
Net realized gains	(1.96)	(1.35)	(0.90)	(1.10)		(0.99)
Total dividends and/or distributions to shareholders	(2.15)	(1.67)	(1.14)	(1.33)		(1.21)

Net asset value, end of year	$13.01	$14.38	$16.35	$14.71		$15.57
Total return (C)	7.89%	(2.33)%	20.19%	3.28%		2.65%

Ratio and supplemental data:
Net assets end of year (000’s)	$887,342	$922,131	$830,875	$727,751		$729,547
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.54%	0.51%	0.52%	0.53%		0.53%
Including waiver and/or reimbursement and recapture	0.54%	0.51%	0.52%	0.52	%(B)	0.53%
Net investment income (loss) to average net assets	0.90%	1.65%	1.53%	1.63	%(B)	1.26%
Portfolio turnover rate	1%	32%	9%	1%		6%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$13.88	$15.82	$14.26	$15.13		$15.92

Investment operations:
Net investment income (loss) (A)	0.03	0.15	0.13	0.13	(B)	0.08
Net realized and unrealized gain (loss)	0.64	(0.55)	2.46	0.21		0.23
Total investment operations	0.67	(0.40)	2.59	0.34		0.31

Dividends and/or distributions to shareholders:
Net investment income	—	(0.19)	(0.13)	(0.11)		(0.11)
Net realized gains	(1.96)	(1.35)	(0.90)	(1.10)		(0.99)
Total dividends and/or distributions to shareholders	(1.96)	(1.54)	(1.03)	(1.21)		(1.10)

Net asset value, end of year	$12.59	$13.88	$15.82	$14.26		$15.13
Total return (C)	7.10%	(3.03)%	19.31%	2.49%		1.91%

Ratio and supplemental data:
Net assets end of year (000’s)	$205,681	$309,195	$628,621	$660,687		$716,039
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.31%	1.26%	1.26%	1.27%		1.26%
Including waiver and/or reimbursement and recapture	1.31%	1.26%	1.26%	1.26	%(B)	1.26%
Net investment income (loss) to average net assets	0.25%	1.02%	0.91%	0.93	%(B)	0.54%
Portfolio turnover rate	1%	32%	9%	1%		6%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$14.38	$16.36	$14.72	$15.59		$16.37

Investment operations:
Net investment income (loss) (A)	0.16	0.30	0.23	0.28	(B)	0.23
Net realized and unrealized gain (loss)	0.65	(0.57)	2.59	0.22		0.25
Total investment operations	0.81	(0.27)	2.82	0.50		0.48

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.36)	(0.28)	(0.27)		(0.27)
Net realized gains	(1.96)	(1.35)	(0.90)	(1.10)		(0.99)
Total dividends and/or distributions to shareholders	(2.18)	(1.71)	(1.18)	(1.37)		(1.26)

Net asset value, end of year	$13.01	$14.38	$16.36	$14.72		$15.59
Total return	8.19%	(2.11)%	20.52%	3.52%		2.96%

Ratio and supplemental data:
Net assets end of year (000’s)	$43,396	$51,209	$56,253	$32,116		$34,547
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.27%	0.26%	0.26%	0.26%		0.26%
Including waiver and/or reimbursement and recapture	0.27%	0.26%	0.26%	0.25	%(B)	0.26%
Net investment income (loss) to average net assets	1.25%	1.95%	1.50%	1.96	%(B)	1.48%
Portfolio turnover rate	1%	32%	9%	1%		6%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class R
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$14.22	$16.20	$14.57	$15.45		$16.24

Investment operations:
Net investment income (loss) (A)	0.08	0.22	0.18	0.21	(B)	0.15
Net realized and unrealized gain (loss)	0.67	(0.57)	2.55	0.20		0.23
Total investment operations	0.75	(0.35)	2.73	0.41		0.38

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.28)	(0.20)	(0.19)		(0.18)
Net realized gains	(1.96)	(1.35)	(0.90)	(1.10)		(0.99)
Total dividends and/or distributions to shareholders	(2.08)	(1.63)	(1.10)	(1.29)		(1.17)

Net asset value, end of year	$12.89	$14.22	$16.20	$14.57		$15.45
Total return	7.71%	(2.67)%	19.94%	2.90%		2.29%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,940	$2,193	$2,702	$2,142		$2,260
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.80%	0.79%	0.80%	0.86%		0.83%
Including waiver and/or reimbursement and recapture	0.80%	0.79%	0.80%	0.85	%(B)	0.83%
Net investment income (loss) to average net assets	0.61%	1.41%	1.19%	1.47	%(B)	0.93%
Portfolio turnover rate	1%	32%	9%	1%		6%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$12.81	$14.38	$13.34	$13.93		$15.23

Investment operations:
Net investment income (loss) (A)	0.16	0.27	0.26	0.23	(B)	0.24
Net realized and unrealized gain (loss)	0.69	(0.50)	1.67	0.20		0.05
Total investment operations	0.85	(0.23)	1.93	0.43		0.29

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.30)	(0.25)	(0.23)		(0.27)
Net realized gains	(1.40)	(1.04)	(0.64)	(0.79)		(1.32)
Total dividends and/or distributions to shareholders	(1.61)	(1.34)	(0.89)	(1.02)		(1.59)

Net asset value, end of year	$12.05	$12.81	$14.38	$13.34		$13.93
Total return (C)	8.37%	(2.02)%	15.32%	3.35%		1.93%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,531,349	$1,589,016	$1,434,214	$1,315,381		$1,301,591
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.51%	0.49%	0.49%	0.50%		0.50%
Including waiver and/or reimbursement and recapture	0.51%	0.49%	0.49%	0.49	%(B)	0.50%
Net investment income (loss) to average net assets	1.36%	1.98%	1.89%	1.76	%(B)	1.68%
Portfolio turnover rate	3%	32%	14%	1%		7%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class C
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$12.72		$14.28	$13.24	$13.82		$15.12

Investment operations:
Net investment income (loss) (A)	0.08		0.18	0.17	0.14	(B)	0.14
Net realized and unrealized gain (loss)	0.70		(0.52)	1.65	0.19		0.04
Total investment operations	0.78		(0.34)	1.82	0.33		0.18

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	(0.18)	(0.14)	(0.12)		(0.16)
Net realized gains	(1.40)		(1.04)	(0.64)	(0.79)		(1.32)
Total dividends and/or distributions to shareholders	(1.40)		(1.22)	(0.78)	(0.91)		(1.48)

Net asset value, end of year	$12.10		$12.72	$14.28	$13.24		$13.82
Total return (D)	7.60%		(2.82)%	14.48%	2.60%		1.16%

Ratio and supplemental data:
Net assets end of year (000’s)	$354,235		$547,237	$1,123,771	$1,286,726		$1,431,708
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.28%		1.24%	1.24%	1.24%		1.23%
Including waiver and/or reimbursement and recapture	1.28%		1.24%	1.24%	1.23	%(B)	1.23%
Net investment income (loss) to average net assets	0.68%		1.33%	1.25%	1.05	%(B)	0.96%
Portfolio turnover rate	3%		32%	14%	1%		7%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$12.80	$14.38	$13.34	$13.93		$15.23

Investment operations:
Net investment income (loss) (A)	0.19	0.30	0.27	0.27	(B)	0.28
Net realized and unrealized gain (loss)	0.68	(0.51)	1.69	0.19		0.05
Total investment operations	0.87	(0.21)	1.96	0.46		0.33

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.33)	(0.28)	(0.26)		(0.31)
Net realized gains	(1.40)	(1.04)	(0.64)	(0.79)		(1.32)
Total dividends and/or distributions to shareholders	(1.63)	(1.37)	(0.92)	(1.05)		(1.63)

Net asset value, end of year	$12.04	$12.80	$14.38	$13.34		$13.93
Total return	8.64%	(1.84)%	15.62%	3.63%		2.22%

Ratio and supplemental data:
Net assets end of year (000’s)	$72,827	$81,772	$85,959	$53,166		$55,554
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.26%	0.25%	0.25%	0.25%		0.25%
Including waiver and/or reimbursement and recapture	0.26%	0.25%	0.25%	0.24	%(B)	0.25%
Net investment income (loss) to average net assets	1.65%	2.24%	1.96%	2.04	%(B)	1.94%
Portfolio turnover rate	3%	32%	14%	1%		7%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the year indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class R
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$12.73	$14.30	$13.26	$13.85		$15.15

Investment operations:
Net investment income (loss) (A)	0.13	0.24	0.18	0.21	(B)	0.20
Net realized and unrealized gain (loss)	0.68	(0.52)	1.70	0.18		0.05
Total investment operations	0.81	(0.28)	1.88	0.39		0.25

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.25)	(0.20)	(0.19)		(0.23)
Net realized gains	(1.40)	(1.04)	(0.64)	(0.79)		(1.32)
Total dividends and/or distributions to shareholders	(1.55)	(1.29)	(0.84)	(0.98)		(1.55)

Net asset value, end of year	$11.99	$12.73	$14.30	$13.26		$13.85
Total return	8.08%	(2.33)%	15.03%	3.10%		1.65%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,082	$3,268	$4,246	$4,483		$5,262
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.78%	0.76%	0.76%	0.79%		0.76%
Including waiver and/or reimbursement and recapture	0.78%	0.76%	0.76%	0.78	%(B)	0.76%
Net investment income (loss) to average net assets	1.12%	1.74%	1.36%	1.61	%(B)	1.45%
Portfolio turnover rate	3%	32%	14%	1%		7%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$11.64	$12.80	$12.11	$12.46		$13.56

Investment operations:
Net investment income (loss) (A)	0.18	0.26	0.25	0.24	(B)	0.24
Net realized and unrealized gain (loss)	0.69	(0.47)	1.08	0.18		(0.06)
Total investment operations	0.87	(0.21)	1.33	0.42		0.18

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.27)	(0.23)	(0.25)		(0.28)
Net realized gains	(0.82)	(0.68)	(0.41)	(0.52)		(1.00)
Total dividends and/or distributions to shareholders	(1.05)	(0.95)	(0.64)	(0.77)		(1.28)

Net asset value, end of year	$11.46	$11.64	$12.80	$12.11		$12.46
Total return (C)	8.51%	(1.89)%	11.54%	3.71%		1.32%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,066,485	$1,124,731	$1,094,724	$1,000,707		$890,270
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.49%	0.48%	0.48%	0.48%		0.49%
Including waiver and/or reimbursement and recapture	0.49%	0.48%	0.48%	0.47	%(B)	0.49%
Net investment income (loss) to average net assets	1.64%	2.12%	2.07%	2.04	%(B)	1.90%
Portfolio turnover rate	4%	25%	13%	2%		10%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$11.55	$12.70	$12.01	$12.36		$13.44

Investment operations:
Net investment income (loss) (A)	0.10	0.17	0.17	0.16	(B)	0.15
Net realized and unrealized gain (loss)	0.70	(0.48)	1.06	0.17		(0.05)
Total investment operations	0.80	(0.31)	1.23	0.33		0.10

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.16)	(0.13)	(0.16)		(0.18)
Net realized gains	(0.82)	(0.68)	(0.41)	(0.52)		(1.00)
Total dividends and/or distributions to shareholders	(0.88)	(0.84)	(0.54)	(0.68)		(1.18)

Net asset value, end of year	$11.47	$11.55	$12.70	$12.01		$12.36
Total return (C)	7.77%	(2.68)%	10.69%	2.88%		0.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$266,489	$415,277	$786,977	$939,970		$1,051,486
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.26%	1.23%	1.22%	1.22%		1.22%
Including waiver and/or reimbursement and recapture	1.26%	1.23%	1.22%	1.21	%(B)	1.22%
Net investment income (loss) to average net assets	0.93%	1.43%	1.43%	1.40	%(B)	1.18%
Portfolio turnover rate	4%	25%	13%	2%		10%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$11.63	$12.80	$12.11	$12.46		$13.56

Investment operations:
Net investment income (loss) (A)	0.20	0.29	0.28	0.28	(B)	0.27
Net realized and unrealized gain (loss)	0.70	(0.48)	1.08	0.17		(0.06)
Total investment operations	0.90	(0.19)	1.36	0.45		0.21

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.30)	(0.26)	(0.28)		(0.31)
Net realized gains	(0.82)	(0.68)	(0.41)	(0.52)		(1.00)
Total dividends and/or distributions to shareholders	(1.07)	(0.98)	(0.67)	(0.80)		(1.31)

Net asset value, end of year	$11.46	$11.63	$12.80	$12.11		$12.46
Total return	8.86%	(1.73)%	11.80%	3.97%		1.60%

Ratio and supplemental data:
Net assets end of year (000’s)	$49,587	$48,287	$59,664	$43,818		$48,780
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.26%	0.26%	0.25%	0.25%		0.25%
Including waiver and/or reimbursement and recapture	0.26%	0.26%	0.25%	0.24	%(B)	0.25%
Net investment income (loss) to average net assets	1.84%	2.40%	2.26%	2.40	%(B)	2.13%
Portfolio turnover rate	4%	25%	13%	2%		10%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class R
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$11.57	$12.72	$12.03	$12.39		$13.48

Investment operations:
Net investment income (loss) (A)	0.17	0.22	0.17	0.21	(B)	0.21
Net realized and unrealized gain (loss)	0.66	(0.46)	1.13	0.17		(0.05)
Total investment operations	0.83	(0.24)	1.30	0.38		0.16

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.23)	(0.20)	(0.22)		(0.25)
Net realized gains	(0.82)	(0.68)	(0.41)	(0.52)		(1.00)
Total dividends and/or distributions to shareholders	(1.01)	(0.91)	(0.61)	(0.74)		(1.25)

Net asset value, end of year	$11.39	$11.57	$12.72	$12.03		$12.39
Total return	8.21%	(2.08)%	11.20%	3.40%		1.17%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,058	$4,313	$4,693	$5,256		$5,470
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.74%	0.73%	0.73%	0.74%		0.73%
Including waiver and/or reimbursement and recapture	0.74%	0.73%	0.73%	0.72	%(B)	0.73%
Net investment income (loss) to average net assets	1.54%	1.82%	1.38%	1.80	%(B)	1.67%
Portfolio turnover rate	4%	25%	13%	2%		10%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Intermediate Horizon
	Class R
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.22	$10.38	$10.00

Investment operations:
Net investment income (loss) (B)	0.24	0.16	0.05
Net realized and unrealized gain (loss)	0.69	(0.16)	0.37
Total investment operations	0.93	—	0.42

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.16)	(0.04)
Net realized gains	(0.34)	—	—
Total dividends and/or distributions to shareholders	(0.58)	(0.16)	(0.04)

Net asset value, end of period/year	$10.57	$10.22	$10.38
Total return	9.85%	(0.07)%	4.24	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$332,117	$357,118	$424,721
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62	%(E)
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60	%(E)
Net investment income (loss) to average net assets	2.35%	1.51%	0.99	%(E)
Portfolio turnover rate	35%	27%	26	%(C)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Intermediate Horizon
	Class R4
	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016	December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$10.22	$10.38	$9.58		$9.23	$9.35	$9.16

Investment operations:
Net investment income (loss) (D)	0.26	0.18	0.13		0.18	0.15	0.20
Net realized and unrealized gain (loss)	0.69	(0.16)	0.78		0.35	(0.12)	0.21
Total investment operations	0.95	0.02	0.91		0.53	0.03	0.41

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.18)	(0.11)		(0.18)	(0.15)	(0.22)
Net realized gains	(0.34)	—	—		—	—	—
Total dividends and/or distributions to shareholders	(0.60)	(0.18)	(0.11)		(0.18)	(0.15)	(0.22)

Net asset value, end of period/year	$10.57	$10.22	$10.38		$9.58	$9.23	$9.35
Total return	10.10%	0.18%	9.53	%(E)	5.74%	0.26%	4.50%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$9,321	$15,632	$20,852		$78,806	$79,613	$92,989
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.21	%(G)	0.10%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.20	%(G)	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets	2.60%	1.73%	1.37	%(G)	1.88%	1.57%	2.19%
Portfolio turnover rate	35%	27%	26	%(E)	45%	42%	76%

(A)	Transamerica Institutional Asset Allocation – Intermediate Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Intermediate Horizon, which was the accounting and performance survivor of the reorganization.
(B)	Effective May 19, 2017, the Fund underwent a 1.23-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Long Horizon
	Class R
	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.64	$10.68		$10.00

Investment operations:
Net investment income (loss) (B)	0.22	0.10		0.01
Net realized and unrealized gain (loss)	0.68	(0.05	)(C)	0.68
Total investment operations	0.90	0.05		0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.09)		(0.01)
Net realized gains	(0.81)	—		—
Total dividends and/or distributions to shareholders	(1.04)	(0.09)		(0.01)

Net asset value, end of period/year	$10.50	$10.64		$10.68
Total return	10.28%	0.47%		6.90	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$177,392	$190,928		$225,869
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%		0.62	%(F)
Including waiver and/or reimbursement and recapture	0.60%	0.60%		0.60	%(F)
Net investment income (loss) to average net assets	2.16%	0.86%		0.14	%(F)
Portfolio turnover rate	40%	30%		35	%(D)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Long Horizon
	Class R4
	October 31, 2019	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016	December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$10.64	$10.68		$9.38		$8.87	$8.92	$8.71

Investment operations:
Net investment income (loss) (D)	0.25	0.12		0.06		0.11	0.11	0.17
Net realized and unrealized gain (loss)	0.67	(0.04	)(E)	1.31		0.51	(0.05)	0.22
Total investment operations	0.92	0.08		1.37		0.62	0.06	0.39

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.12)		(0.07)		(0.11)	(0.11)	(0.18)
Net realized gains	(0.81)	—		—		—	—	—
Total dividends and/or distributions to shareholders	(1.05)	(0.12)		(0.07)		(0.11)	(0.11)	(0.18)

Net asset value, end of period/year	$10.51	$10.64		$10.68		$9.38	$8.87	$8.92
Total return	10.57%	0.72%		14.69	%(F)	7.07%	0.63%	4.55%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,695	$25,038		$32,618		$28,489	$28,659	$35,325
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%		0.28	%(H)	0.10%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.35%	0.35%		0.26	%(H)	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets	2.47%	1.09%		0.64	%(H)	1.29%	1.19%	1.98%
Portfolio turnover rate	40%	30%		35	%(F)	28%	43%	69%

(A)	Transamerica Institutional Asset Allocation – Long Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Long Horizon, which was the accounting and performance survivor of the reorganization.
(B)	Effective May 19, 2017, the Fund underwent a 1.22-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Does not include expenses of the underlying investments in which the Fund invests.
(H)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Short Horizon
	Class R
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.76	$10.10	$10.00

Investment operations:
Net investment income (loss) (B)	0.25	0.22	0.08
Net realized and unrealized gain (loss)	0.57	(0.34)	0.09
Total investment operations	0.82	(0.12)	0.17

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.22)	(0.07)
Net realized gains	(0.03)	—	—
Total dividends and/or distributions to shareholders	(0.29)	(0.22)	(0.07)

Net asset value, end of period/year	$10.29	$9.76	$10.10
Total return	8.51%	(1.21)%	1.72	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$131,052	$142,129	$181,866
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62	%(E)
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60	%(E)
Net investment income (loss) to average net assets	2.53%	2.21%	1.77	%(E)
Portfolio turnover rate	26%	52%	22	%(C)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Short Horizon
	Class R4
	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016	December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$9.76	$10.10	$9.81		$9.63	$9.92	$9.80

Investment operations:
Net investment income (loss) (D)	0.28	0.23	0.17		0.25	0.21	0.25
Net realized and unrealized gain (loss)	0.57	(0.33)	0.28		0.18	(0.28)	0.14
Total investment operations	0.85	(0.10)	0.45		0.43	(0.07)	0.39

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.24)	(0.16)		(0.25)	(0.22)	(0.27)
Net realized gains	(0.03)	—	—		—	—	—
Total dividends and/or distributions to shareholders	(0.32)	(0.24)	(0.16)		(0.25)	(0.22)	(0.27)

Net asset value, end of period/year	$10.29	$9.76	$10.10		$9.81	$9.63	$9.92
Total return	8.78%	(1.01)%	4.49	%(E)	4.48%	(0.72)%	4.07%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,762	$3,156	$6,959		$11,896	$12,349	$17,622
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.23	%(G)	0.10%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.22	%(G)	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets	2.75%	2.30%	1.98	%(G)	2.53%	2.07%	2.55%
Portfolio turnover rate	26%	52%	22	%(E)	49%	60%	133%

(A)	Transamerica Institutional Asset Allocation – Short Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Short Horizon, which was the accounting and performance survivor of the reorganization.
(B)	Effective May 19, 2017, the Fund underwent a 1.11-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.61	$9.89	$9.71	$10.07		$10.50

Investment operations:
Net investment income (loss) (A)	0.09	0.17	0.10	0.31	(B)	0.11
Net realized and unrealized gain (loss)	0.29	(0.32)	0.19	(0.22)		(0.47)
Total investment operations	0.38	(0.15)	0.29	0.09		(0.36)

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.13)	(0.11)	(0.28)		(0.07)
Net realized gains	—	—	—	(0.17)		—
Total dividends and/or distributions to shareholders	(0.15)	(0.13)	(0.11)	(0.45)		(0.07)

Net asset value, end of year	$9.84	$9.61	$9.89	$9.71		$10.07
Total return (C)	4.10%	(1.55)%	3.04%	1.07%		(3.42)%

Ratio and supplemental data:
Net assets end of year (000’s)	$30,119	$30,546	$32,240	$61,341		$91,684
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.84%	0.76%	0.73%	0.70%		0.66%
Including waiver and/or reimbursement and recapture	0.80%	0.76%	0.73%	0.69	%(B)	0.66%
Net investment income (loss) to average net assets	0.94%	1.76%	1.04%	3.28	%(B)	1.06%
Portfolio turnover rate	1%	11%	65%	42%		80%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class C
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.52		$9.78	$9.60	$9.94		$10.37

Investment operations:
Net investment income (loss) (A)	0.02		0.11	0.02	0.23	(B)	0.03
Net realized and unrealized gain (loss)	0.29		(0.32)	0.18	(0.20)		(0.46)
Total investment operations	0.31		(0.21)	0.20	0.03		(0.43)

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.05)	(0.02)	(0.20)		(0.00	)(C)
Net realized gains	—		—	—	(0.17)		—
Total dividends and/or distributions to shareholders	(0.04)		(0.05)	(0.02)	(0.37)		(0.00	)(C)

Net asset value, end of year	$9.79		$9.52	$9.78	$9.60		$9.94
Total return (D)	3.23%		(2.17)%	2.22%	0.39%		(4.11)%

Ratio and supplemental data:
Net assets end of year (000’s)	$16,281		$28,142	$47,545	$72,959		$101,656
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.55%		1.49%	1.47%	1.45%		1.42%
Including waiver and/or reimbursement and recapture	1.55	%(F)	1.49%	1.47%	1.44	%(B)	1.42%
Net investment income (loss) to average net assets	0.25%		1.10%	0.21%	2.39	%(B)	0.28%
Portfolio turnover rate	1%		11%	65%	42%		80%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.60	$9.88	$9.71	$10.07		$10.52

Investment operations:
Net investment income (loss) (A)	0.13	0.21	0.12	0.36	(B)	0.14
Net realized and unrealized gain (loss)	0.27	(0.32)	0.20	(0.24)		(0.47)
Total investment operations	0.40	(0.11)	0.32	0.12		(0.33)

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.17)	(0.15)	(0.31)		(0.12)
Net realized gains	—	—	—	(0.17)		—
Total dividends and/or distributions to shareholders	(0.18)	(0.17)	(0.15)	(0.48)		(0.12)

Net asset value, end of year	$9.82	$9.60	$9.88	$9.71		$10.07
Total return	4.33%	(1.11)%	3.32%	1.44%		(3.19)%

Ratio and supplemental data:
Net assets end of year (000’s)	$37,495	$52,477	$82,742	$108,591		$191,022
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.44%	0.41%	0.40%	0.38%		0.38%
Including waiver and/or reimbursement and recapture	0.44%	0.41%	0.40%	0.37	%(B)	0.38%
Net investment income (loss) to average net assets	1.33%	2.18%	1.24%	3.71	%(B)	1.31%
Portfolio turnover rate	1%	11%	65%	42%		80%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.73	$10.02	$9.85	$10.07		$10.59

Investment operations:
Net investment income (loss) (B)	0.14	0.19	0.11	0.30	(C)	0.04
Net realized and unrealized gain (loss)	0.29	(0.30)	0.22	(0.16)		(0.56)
Total investment operations	0.43	(0.11)	0.33	0.14		(0.52)

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.18)	(0.16)	(0.19)		—
Net realized gains	—	—	—	(0.17)		—
Total dividends and/or distributions to shareholders	(0.20)	(0.18)	(0.16)	(0.36)		—

Net asset value, end of period/year	$9.96	$9.73	$10.02	$9.85		$10.07
Total return	4.52%	(1.09)%	3.41%	1.59%		(4.91	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$171	$275	$99	$55		$47
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.34%	0.31%	0.31%	0.28%		0.28	%(F)
Including waiver and/or reimbursement and recapture	0.34%	0.31%	0.31%	0.26	%(C)	0.28	%(F)
Net investment income (loss) to average net assets	1.41%	1.93%	1.15%	3.08	%(C)	0.86	%(F)
Portfolio turnover rate	1%	11%	65%	42%		80%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS

At October 31, 2019

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
Transamerica Asset Allocation – Conservative Portfolio (“Asset Allocation – Conservative”) (A) (B)	A,C,I,R
Transamerica Asset Allocation – Growth Portfolio (“Asset Allocation – Growth”) (A) (B)	A,C,I,R
Transamerica Asset Allocation – Moderate Growth Portfolio (“Asset Allocation – Moderate Growth”) (A) (B)	A,C,I,R
Transamerica Asset Allocation – Moderate Portfolio (“Asset Allocation – Moderate”) (A) (B)	A,C,I,R
Transamerica Asset Allocation Intermediate Horizon (“Intermediate Horizon”)	R,R4
Transamerica Asset Allocation Long Horizon (“Long Horizon”)	R,R4
Transamerica Asset Allocation Short Horizon (“Short Horizon”)	R,R4
Transamerica Multi-Manager Alternative Strategies Portfolio (“Multi-Manager Alternative Strategies”) (C)	A,C,I,R6

(A)	Class T1 and Advisor Class ceased operations on February 15, 2019.
(B)	Class B ceased operations on May 6, 2019.
(C)	Class T1 ceased operations on February 15, 2019.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective May 6, 2019, Class B shares automatically converted to Class A shares. Class B shares are no longer available to existing investors except for exchanges, and dividend and capital gains reinvestment. Effective September 16, 2018, Class C shares will convert to Class A shares ten years from the date of purchase.

Each Fund, a “fund of fund”, invests the majority of its assets among certain other series of the Trust (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by each Fund’s current prospectus, which contains additional information about the Funds, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM is responsible for the day-to-day management of Intermediate Horizon, Long Horizon and Short Horizon. For each of the other Funds, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of these other Funds without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

1. ORGANIZATION (continued)

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions, paid by the Funds, be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

There were no commissions recaptured during the year ended October 31, 2019 by the Funds.

Cash overdraft: The Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

3. SECURITY VALUATION (continued)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2019, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Funds as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying funds and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Funds may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

4. SECURITIES AND OTHER INVESTMENTS (continued)

Restricted securities held at October 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2019, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2019.

Repurchase agreements at October 31, 2019, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2019. Funds not listed in the subsequent tables do not have direct exposure to derivative investments during the year.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Multi-Manager Alternative Strategies
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$10,196	$—	$—	$10,196
Total	$—	$—	$10,196	$—	$—	$10,196

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of October 31, 2019.

Realized Gain (Loss) on Derivative Investments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Multi-Manager Alternative Strategies
Futures contracts	$(151,903)	$—	$56,347	$—	$—	$(95,556)
Total	$(151,903)	$—	$56,347	$—	$—	$(95,556)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Multi-Manager Alternative Strategies
Futures contracts	$(64,866)	$—	$10,196	$—	$—	$(54,670)
Total	$(64,866)	$—	$10,196	$—	$—	$(54,670)

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2019.

	Futures Contracts at Notional Amount
Fund	Long	Short
Multi-Manager Alternative Strategies	$238,448	$(1,846,272)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds. The Funds do pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statements of Operations.

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying Funds in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

As of October 31, 2019, the investment manager and/or other affiliated investment accounts held balances of each Fund as follows:

Fund	Account Balance	Percentage of Net Assets
Asset Allocation – Conservative	$—	—%
Asset Allocation – Growth	—	—
Asset Allocation – Moderate Growth	90,617	0.00(A)
Asset Allocation – Moderate	—	—

Fund	Account Balance	Percentage of Net Assets
Intermediate Horizon	$341,438,287	100.00%
Long Horizon	186,087,322	100.00
Short Horizon	133,813,615	100.00
Multi-Manager Alternative Strategies	168,131	0.20

(A)	Rounds to less than 0.01%.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily ANA at the following rates:

Fund	Rate
Asset Allocation – Conservative	0.1225%
Asset Allocation – Growth	0.1225
Asset Allocation – Moderate Growth	0.1225
Asset Allocation – Moderate	0.1225
Intermediate Horizon	0.1200
Long Horizon	0.1200

Fund	Rate
Short Horizon	0.1200%
Multi-Manager Alternative Strategies
First $500 million	0.1925
Over $500 million up to $1 billion	0.1725
Over $1 billion up to $2 billion	0.1525
Over $2 billion	0.1425

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B)
Asset Allocation – Conservative
Class A	0.60%	0.60%
Class C	1.35	1.35
Class I	0.35	0.35
Class R	0.95	0.95
Asset Allocation – Growth
Class A	0.60	0.60
Class C	1.35	1.35
Class I	0.35	0.35
Class R	0.95	0.95
Asset Allocation – Moderate Growth
Class A	0.60	0.60
Class C	1.35	1.35
Class I	0.35	0.35
Class R	0.85	0.85
Asset Allocation – Moderate
Class A	0.60	0.60
Class C	1.35	1.35
Class I	0.35	0.35
Class R	0.85	0.85

(A)	Current operating expense limit is effective through March 1, 2020.
(B)	Prior operating expense limit was effective through March 1, 2019.

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B)
Intermediate Horizon
Class R	0.60%	0.60%
Class R4	0.35	0.35
Long Horizon
Class R	0.60	0.60
Class R4	0.35	0.35
Short Horizon
Class R	0.60	0.60
Class R4	0.35	0.35
Multi-Manager Alternative Strategies
Class A	0.80	0.80
Class C	1.55	1.55
Class I	0.55	0.55
Class R6	0.45	0.45

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

For the years ended October 31, 2017, October 31, 2018 and October 31, 2019, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture during the year.

	Amounts Available
Fund	2017	2018	2019	Total
Intermediate Horizon
Class R (A)	$39,740	$80,174	$68,279	$188,193
Class R4 (B)	4,827	5,229	4,035	14,091
Long Horizon
Class R (A)	21,588	43,609	36,449	101,646
Class R4 (B)	5,223	8,135	6,110	19,468
Short Horizon
Class R (A)	17,323	32,572	27,172	77,067
Class R4 (B)	973	1,502	880	3,355
Multi-Manager Alternative Strategies
Class A	—	—	10,988	10,988
Class C	—	—	323	323

(A)	Class R commenced operations on May 19, 2017.
(B)	Class R4 was not subject to recapture prior to May 19, 2017.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I and Class R6.

Shareholder fees: Class A shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2019, underwriter commissions received by TCI from the various sales charges are as follows. Funds and/or classes not listed in the subsequent table do not have shareholder fees.

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Asset Allocation – Conservative
Class A	$209,806	$193
Class C	—	12,349
Asset Allocation – Growth
Class A	664,347	1,541
Class B	—	3
Class C	—	24,192
Asset Allocation – Moderate Growth
Class A	840,917	23,889
Class C	—	36,364

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Asset Allocation – Moderate
Class A	$480,416	$1,839
Class B	—	1,133
Class C	—	18,024
Multi-Manager Alternative Strategies
Class A	7,147	—
Class C	—	422

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended October 31, 2019, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Asset Allocation – Conservative	$628,598	$48,473
Asset Allocation – Growth	1,589,429	123,728
Asset Allocation – Moderate Growth	2,222,213	172,121
Asset Allocation – Moderate	1,340,728	104,079
Intermediate Horizon	1,103	58
Long Horizon	1,670	54
Short Horizon	240	16
Multi-Manager Alternative Strategies	168,383	12,634

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended October 31, 2019.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
Asset Allocation – Conservative	$35,128,345	$221,166,287
Asset Allocation – Growth	12,042,507	257,412,319
Asset Allocation – Moderate Growth	67,617,524	508,180,932
Asset Allocation – Moderate	56,312,889	391,636,725
Intermediate Horizon	125,910,843	192,635,278
Long Horizon	80,738,264	131,758,678
Short Horizon	35,797,976	59,455,715
Multi-Manager Alternative Strategies	1,234,624	35,508,511

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, mark-to-market on futures contracts, and liquidating trust basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to liquidating trust basis adjustments, non-real estate investment trust return of capital adjustments, and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Asset Allocation – Conservative	$724,542,999	$37,911,324	$(8,047,675)	$29,863,649
Asset Allocation – Growth	1,068,434,154	84,960,012	(13,632,725)	71,327,287
Asset Allocation – Moderate Growth	1,867,340,571	117,836,209	(23,029,047)	94,807,162
Asset Allocation – Moderate	1,316,597,874	83,071,158	(13,194,295)	69,876,863
Intermediate Horizon	332,409,850	10,262,040	(1,062,636)	9,199,404
Long Horizon	178,531,230	8,238,708	(591,305)	7,647,403
Short Horizon	131,811,172	2,273,473	(203,242)	2,070,231
Multi-Manager Alternative Strategies	85,768,211	1,847,099	(3,427,618)	(1,580,519)

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2019, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Unlimited
Fund	Short-Term	Long-Term
Multi-Manager Alternative Strategies	$3,914,274	$4,568,604

During the year ended October 31, 2019, the Funds did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

	2019 Distributions Paid From			2018 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Asset Allocation – Conservative	$12,873,630	$44,801,054	$—	$22,750,909	$42,865,074	$—
Asset Allocation – Growth	12,136,814	172,947,680	—	23,512,693	127,671,931	—
Asset Allocation – Moderate Growth	26,269,025	236,110,772	—	53,357,709	181,032,221	—
Asset Allocation – Moderate	23,952,424	108,312,290	—	39,639,306	96,670,466	—
Intermediate Horizon	8,465,568	12,100,471	—	6,304,682	—	—
Long Horizon	4,472,911	16,021,053	—	2,187,094	49,425	—
Short Horizon	3,634,407	366,915	—	3,655,627	—	—
Multi-Manager Alternative Strategies	1,500,239	—	—	2,038,322	—	—

As of October 31, 2019, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Asset Allocation – Conservative	$1,553,334	$—	$12,750,740	$—	$—	$—	$29,863,649
Asset Allocation – Growth	—	—	79,053,605	—	—	—	71,327,287
Asset Allocation – Moderate Growth	6,305,868	—	99,770,002	—	—	(1)	94,807,162
Asset Allocation – Moderate	9,640,194	—	45,847,454	—	—	—	69,876,863
Intermediate Horizon	128,556	—	15,737,582	—	—	—	9,199,404
Long Horizon	—	—	18,046,957	—	—	—	7,647,403
Short Horizon	155,418	—	682,361	—	—	1	2,070,231
Multi-Manager Alternative Strategies	309,890	—	—	(8,482,878)	—	—	(1,580,519)

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

11. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the respective Fund’s Class R4 underwent a stock split. Funds not listed in the table did not have a stock split. There was no impact to the aggregate market value of shares outstanding. The per share data presented within the Financial Highlights have been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Fund	Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
Intermediate Horizon	May 19, 2017	1.23-for-1	6,178,610	7,629,144	Decrease	Increase
Long Horizon	May 19, 2017	1.22-for-1	2,274,630	2,783,722	Decrease	Increase
Short Horizon	May 19, 2017	1.11-for-1	963,865	1,072,255	Decrease	Increase

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

13. LEGAL PROCEEDINGS (continued)

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon, Transamerica Asset Allocation Short Horizon, and Transamerica Multi-Manager Alternative Strategies Portfolio and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon, Transamerica Asset Allocation Short Horizon, and Transamerica Multi-Manager Alternative Strategies Portfolio (collectively referred to as the “Funds”), (eight of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2019, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting Transamerica Funds) at October 31, 2019, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Transamerica Asset Allocation – Conservative Portfolio Transamerica Asset Allocation – Growth Portfolio

Transamerica Asset Allocation – Moderate Growth Portfolio

Transamerica Asset Allocation – Moderate Portfolio

Transamerica Multi-Manager Alternative Strategies Portfolio

	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Transamerica Asset Allocation Intermediate Horizon Transamerica Asset Allocation Long Horizon Transamerica Asset Allocation Short Horizon	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019, the period from January 1, 2017 through October 31, 2017, and for each of the three years in the period ended December 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Transamerica Funds	Annual Report 2019

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, brokers and others, or by other appropriate auditing procedures where replies from brokers or others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2019

Transamerica Funds	Annual Report 2019

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2019, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Asset Allocation – Conservative	$4,385,875
Asset Allocation – Growth	13,286,895
Asset Allocation – Moderate Growth	24,550,624
Asset Allocation – Moderate	12,193,792
Intermediate Horizon	2,690,393
Long Horizon	2,775,248
Short Horizon	241,917
Multi-Manager Alternative Strategies	277,267

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Asset Allocation – Conservative	16%
Asset Allocation – Growth	77
Asset Allocation – Moderate Growth	50
Asset Allocation – Moderate	26
Intermediate Horizon	29
Long Horizon	52
Short Horizon	6
Multi-Manager Alternative Strategies	12

For tax purposes, the long-term capital gain designations for the year ended October 31, 2019 are as follows:

Fund	Long-Term Capital Gain Designation
Asset Allocation – Conservative	$44,801,054
Asset Allocation – Growth	172,947,680
Asset Allocation – Moderate Growth	236,110,772
Asset Allocation – Moderate	108,312,290
Intermediate Horizon	12,100,471
Long Horizon	16,021,053
Short Horizon	366,915

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Asset Allocation – Conservative	$1,332,856	$260,854
Asset Allocation – Growth	6,214,636	1,150,081
Asset Allocation – Moderate Growth	27,666,045	1,411,384
Asset Allocation – Moderate	3,777,007	699,033
Intermediate Horizon	613,057	76,179
Long Horizon	749,053	82,694
Short Horizon	41,257	5,265
Multi-Manager Alternative Strategies	50,845	8,610

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

Transamerica Funds	Annual Report 2019

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 19-20, 2019, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation Intermediate Horizon
Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation Long Horizon
Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation Short Horizon
Transamerica Asset Allocation – Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-adviser listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser
Transamerica Asset Allocation – Conservative Portfolio	Morningstar Investment Management LLC
Transamerica Asset Allocation – Growth Portfolio	Morningstar Investment Management LLC
Transamerica Asset Allocation – Moderate Growth Portfolio	Morningstar Investment Management LLC
Transamerica Asset Allocation – Moderate Portfolio	Morningstar Investment Management LLC
Transamerica Multi-Manager Alternative Strategies Portfolio	Goldman Sachs Asset Management, L.P.

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2020.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The

Transamerica Funds	Annual Report 2019

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2018. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3- and 5-year periods.

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its primary benchmark and a composite benchmark used for comparison purposes for the past 1-, 3- and 5-year periods.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its primary benchmark and a composite benchmark used for comparison purposes for the past 1-, 3- and 5-year periods.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its primary benchmark and a composite benchmark used for comparison purposes for the past 1-, 3- and 5-year periods.

Transamerica Asset Allocation Intermediate Horizon. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1-year period, in line with the median for the past 5- and 10-year periods and below the

Transamerica Funds	Annual Report 2019

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

median for the past 3-year period. The Board also noted that the performance of Class R4 Shares of the Fund was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of four Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Intermediate Horizon, effective as of that date in place of its own historical performance record. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Transamerica Asset Allocation Long Horizon. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 1-, 5- and 10-year periods and below the median for the past 3-year period. The Board also noted that the performance of Class R4 Shares of the Fund was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of four Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Long Horizon, effective as of that date in place of its own historical performance record. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Transamerica Asset Allocation Short Horizon. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class R4 Shares of the Fund was above its composite benchmark for the past 10-year period and below its composite benchmark for the past 1-, 3- and 5-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of two Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Short Horizon, effective as of that date in place of its own historical performance record. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Transamerica Multi-Manager Alternative Strategies Portfolio. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5-year period. The Board also noted that the performance of Class I Shares of the Fund was below its primary benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on July 7, 2017 pursuant to its current investment strategies. The Trustees also noted recent changes in the portfolio management team at Goldman Sachs Asset Management, L.P. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2019

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Intermediate Horizon. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Long Horizon. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Short Horizon. The Board noted that the Fund’s contractual management fee was in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Manager Alternative Strategies Portfolio. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

Transamerica Funds	Annual Report 2019

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Board considered that certain Funds’ sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2019

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.

The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 133 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Fund’s website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (46)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

				133	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (2016 – present); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017 – present)

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (71)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	128	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (67)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	128	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (63)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2002 – 2015);	128	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (73)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	128	N/A
Fredric A. Nelson III (62)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	128	N/A
John E. Pelletier (55)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);	128	N/A

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (69)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 –present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	128	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (67)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	128	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);

Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)

(2013 – present)

Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);

Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2019

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (46)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (49)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST;

Vice President and Chief Investment Officer, TET (2017 – present)

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – present);

Registered Representative (2007 – 2016), TCI; and Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (59)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present);

Chief Investment Officer, TET (2017 – present)

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); and

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014).

Transamerica Funds	Annual Report 2019

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (49)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present), TET (2017 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); and

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014).

Francine J. Rosenberger (51)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Chief Compliance Officer (2019 – present), TAM;

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (41)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Anti-Money Laundering Officer (2019 – present), TAM;

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present); Attorney, Anti-Money Laundering Compliance Officer (Annuity products), Transamerica Life Insurance Company/Aegon USA (2006 – 2015).

Erin D. Nelson (42)	Chief Legal Officer and Secretary	Since 2019

Chief Legal Officer and Secretary, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Assistant General Counsel and Assistant Secretary, TAM (2019 – present), Assistant General Counsel and Assistant Secretary, TFS (2019 – Present);

Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019);

Vice President, Deputy Chief Compliance Officer, ALPS Advisors, Inc. (2015).

Transamerica Funds	Annual Report 2019

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Rhonda A. Mills (53)	Assistant Secretary	Since 2016

Assistant Secretary, Transamerica Funds, TST and TAAVF (2019 – present);

Secretary, Transamerica Funds, TST and TAAVF (2019); Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – 2019);

Assistant Secretary, TPP, TPFG and TPFG II (2016 – 2018);

Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;

Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present),

TFS; Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);

Managing Member, Mills Law, LLC (2010 – 2011);

Counsel, Old Mutual Capital (2006-2009);

Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and

Securities Counsel, J.D. Edwards (2000 – 2003).

Blake Boettcher (33)	Tax Manager	Since 2018	Tax Manager, Transamerica Funds, TST, TAAVF and TET (2018 – present); Senior Manager – Tax, Charles Schwab Investment Management (2015 – 2017); and Tax Manager, Deloitte Tax LLP (2012 – 2015).
Peter Sattelmair (42)	Assistant Treasurer	Since 2018

Assistant Treasurer, Transamerica Funds, TST and TAAVF (2018 – present);

Director, Fund Administration, TAM (2014 – present); and

Vice President and Assistant Vice President, Fund Administration, State Street Corporation (2007 – 2014).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2019

LIQUIDITY RISK MANAGEMENT PROGRAM (“LRMP”)

(unaudited)

Per initial requirements for SEC Rule 22e-4, TAM established a LRMP in 2018. The Board appointed TAM as the LRMP Administrator in September 2018, and approved the LRMP in March of 2019. In advance of the final compliance date of June 1, 2019, TAM successfully completed the liquidity rule implementation. All Funds were on-boarded to the State Street Global Exchange (SSGX) truView system (a third-party liquidity bucketing tool) at the end of December 2018. TAM currently has policies and procedures established for the day to day monitoring of liquidity risk, and continues to test and improve these policies and procedures as may be required.

Transamerica Funds	Annual Report 2019

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2019

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2019

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

134140 10/19

© 2019 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2019

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the funds intend to no longer mail paper copies of the funds’ shareholder reports, unless you specifically request paper copies of the reports from a fund or your financial intermediary (such as broker-dealer or bank). Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary or, if you are a direct shareholder with a fund, by calling 1-888-233-4339.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports where a fund is held through that intermediary. If you are a direct shareholder with a fund, you can call 1-888-233-4339 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Transamerica funds held directly with the fund complex.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2019

Dear Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission currently requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2019.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. As the period began, domestic and international markets were in the beginning phase of a fourth quarter decline which would eventually take the S&P 500® down almost 20% from its previous record high. Investor anxiety was primarily driven by two dynamics creating high levels of uncertainty as the year was concluding. These dynamics were Federal Reserve (“Fed”) policy and the ongoing trade dispute with China.

Selling accelerated into year-end as the Fed implemented its fourth rate hike of the year and ninth since its tightening cycle had begun three years earlier. This played into developing market fears that the Fed was on the verge of a major policy error, of raising rates into a slowing economy. Parallel to concerns with the Fed, the market also grappled with deteriorating trade relations with China and the prospect of additional U.S. imposed tariffs. Together, these two concerns sent stocks sliding as the market experienced its worst month of December in more than eighty-five years. Unlike the equity markets, however, the December strains also garnered a flight to quality in U.S. Treasury bonds and a large downward move in the 10-year Treasury yield which fell by over a half a percent, from 3.24% on November 8th to 2.69% by the end of 2018.

As the calendar turned to 2019, the Fed quickly changed its perspective to one of patience, and it became clear to the market that no further rate hikes were likely in the immediate future. In May, markets were surprised to hear that a trade deal with China would not come to fruition as expected, and a new round of tariffs went into effect. This jolted stocks to some extent, however, the Fed acted quickly, first by signaling in June that it was ready to reverse course and begin reducing rates starting with a rate cut of 0.25% at the July meeting. As trade uncertainty with China continued and the rhetoric escalated, the Fed cut rates twice more in September and October, negating three of the four hikes from the year past. During the summer, investors also witnessed the inversion of the yield curve, as long-term Treasury rates fell below short-term rates, stoking recession fears. However, by late October, after the Fed had enacted its third rate cut of the year, long-term rates rose, and the yield curve moved back into a traditional upward slope.

In the credit markets, investment grade and high yield bonds began 2019 with elongated credit spreads as a result of the economic fears created from the Fed’s tightening activity toward the end of 2018 and the potential impact of tariffs on the U.S. economy. As both those fears thawed throughout the year, credit spreads narrowed, market fundamentals remained strong and corporate bonds posted strong returns throughout the first half of the year. International developed and emerging markets equities also recovered well during this time.

As the autumn months began, investors could also recognize the continued strength in the economy. The unemployment rate continued close to the lowest level in a half century, wages continued to grow, inflation remained benign and consumer spending progressed on a strong path. In this environment, lower rates also helped equity valuations as the market looked forward to higher earnings growth in 2020.

For the 12-month period ended October 31, 2019, the S&P 500® Index returned 14.33% while the MSCI EAFE Index, representing international developed market equities, returned 11.63%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays U.S. Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2019, and held for the entire six-month period until October 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)		Ending Account Value	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Balanced II
Class I3	$1,000.00	$1,044.90	$3.04		$1,022.20	$3.01	0.59%
Class R	1,000.00	1,042.30	5.61		1,019.70	5.55	1.09

Transamerica Bond
Class A	1,000.00	1,046.20	4.74		1,020.60	4.69	0.92
Class C	1,000.00	1,043.20	7.98		1,017.40	7.88	1.55
Class I	1,000.00	1,049.60	2.58		1,022.70	2.55	0.50
Class I2	1,000.00	1,048.60	2.43		1,022.80	2.40	0.47
Class R6	1,000.00	1,049.80	2.43		1,022.80	2.40	0.47

Transamerica Capital Growth
Class A	1,000.00	916.60	5.65		1,019.30	5.95	1.17
Class C	1,000.00	912.90	9.31		1,015.50	9.80	1.93
Class I	1,000.00	917.60	4.40		1,020.60	4.63	0.91
Class I2	1,000.00	918.10	3.82		1,021.20	4.02	0.79
Class R6	1,000.00	1,006.00	0.27	(D)	1,021.40	3.87	0.76

Transamerica Dividend Focused
Class A	1,000.00	1,039.10	5.35		1,020.00	5.30	1.04
Class C	1,000.00	1,034.90	9.75		1,015.60	9.65	1.90
Class I	1,000.00	1,041.20	4.37		1,020.90	4.33	0.85
Class I2	1,000.00	1,040.60	3.86		1,021.40	3.82	0.75
Class R6	1,000.00	1,041.70	3.86		1,021.40	3.82	0.75

Transamerica Dynamic Allocation
Class A	1,000.00	1,027.20	5.62		1,019.70	5.60	1.10	(E)
Class C	1,000.00	1,024.10	9.44		1,015.90	9.40	1.85	(E)
Class I	1,000.00	1,029.00	4.35		1,020.90	4.33	0.85	(E)

Transamerica Funds	Annual Report 2019

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Dynamic Income
Class A	$1,000.00	$1,042.50	$4.74	$1,020.60	$4.69	0.92	% (E)
Class C	1,000.00	1,039.80	8.59	1,016.80	8.49	1.67	(E)
Class I	1,000.00	1,043.80	3.45	1,021.80	3.41	0.67	(E)

Transamerica Emerging Markets Debt
Class A	1,000.00	1,040.30	5.71	1,019.60	5.65	1.11
Class C	1,000.00	1,037.00	9.45	1,015.90	9.35	1.84
Class I	1,000.00	1,042.20	4.02	1,021.30	3.97	0.78
Class I2	1,000.00	1,042.70	3.50	1,021.80	3.47	0.68
Class R6	1,000.00	1,042.80	3.45	1,021.80	3.41	0.67

Transamerica Emerging Markets Equity
Class A	1,000.00	981.10	7.79	1,017.30	7.93	1.56	(E)
Class C	1,000.00	977.90	10.72	1,014.40	10.92	2.15	(E)
Class I	1,000.00	984.20	5.25	1,019.90	5.35	1.05	(E)
Class I2	1,000.00	985.10	4.75	1,020.40	4.84	0.95	(E)

Transamerica Event Driven
Class I	1,000.00	1,010.50	7.60	1,017.60	7.63	1.50	(E)
Class I2	1,000.00	1,010.60	7.65	1,017.60	7.68	1.51	(E)

Transamerica Floating Rate
Class A	1,000.00	1,004.00	5.30	1,019.90	5.35	1.05	(E)
Class C	1,000.00	1,000.20	9.07	1,016.10	9.15	1.80	(E)
Class I	1,000.00	1,005.20	4.04	1,021.20	4.08	0.80	(E)
Class I2	1,000.00	1,005.80	3.64	1,021.60	3.67	0.72	(E)

Transamerica Global Equity
Class A	1,000.00	995.80	6.79	1,018.40	6.87	1.35	(E)
Class C	1,000.00	992.10	10.54	1,014.60	10.66	2.10	(E)
Class I	1,000.00	997.20	5.54	1,019.70	5.60	1.10	(E)
Class R6	1,000.00	997.90	4.68	1,020.50	4.74	0.93	(E)

Transamerica Government Money Market
Class A	1,000.00	1,007.80	3.69	1,021.50	3.72	0.73
Class C	1,000.00	1,004.00	7.48	1,017.70	7.53	1.48
Class I	1,000.00	1,009.10	2.43	1,022.80	2.45	0.48
Class I2	1,000.00	1,010.00	1.52	1,023.70	1.53	0.30
Class I3	1,000.00	1,010.00	1.52	1,023.70	1.53	0.30
Class R2	1,000.00	1,007.50	4.05	1,021.20	4.08	0.80
Class R4	1,000.00	1,009.00	2.53	1,022.70	2.55	0.50

Transamerica High Quality Bond
Class I3	1,000.00	1,025.20	2.25	1,023.00	2.24	0.44
Class R	1,000.00	1,022.60	4.74	1,020.50	4.74	0.93
Class R4	1,000.00	1,024.20	3.32	1,021.90	3.31	0.65

Transamerica High Yield Bond
Class A	1,000.00	1,027.30	5.42	1,019.90	5.40	1.06
Class C	1,000.00	1,022.70	8.82	1,016.50	8.79	1.73
Class I	1,000.00	1,027.80	3.73	1,021.50	3.72	0.73
Class I2	1,000.00	1,029.60	3.17	1,022.10	3.16	0.62
Class I3	1,000.00	1,028.50	3.17	1,022.10	3.16	0.62
Class R	1,000.00	1,026.00	5.62	1,019.70	5.60	1.10
Class R4	1,000.00	1,027.30	4.34	1,020.90	4.33	0.85
Class R6	1,000.00	1,028.50	3.17	1,022.10	3.16	0.62

Transamerica High Yield Muni
Class A	1,000.00	1,048.10	4.70	1,020.60	4.63	0.91	(E)
Class C	1,000.00	1,044.10	7.78	1,017.60	7.68	1.51	(E)
Class I	1,000.00	1,048.00	3.92	1,021.40	3.87	0.76	(E)
Class I2	1,000.00	1,048.10	3.82	1,021.50	3.77	0.74	(E)

Transamerica Inflation Opportunities
Class A	1,000.00	1,039.60	5.14	1,020.20	5.09	1.00	(E)
Class C	1,000.00	1,036.40	8.98	1,016.40	8.89	1.75	(E)
Class I	1,000.00	1,040.70	3.86	1,021.40	3.82	0.75	(E)
Class I2	1,000.00	1,041.80	3.50	1,021.80	3.47	0.68	(E)
Class R6	1,000.00	1,041.80	3.50	1,021.80	3.47	0.68	(E)

Transamerica Funds	Annual Report 2019

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Inflation-Protected Securities
Class I3	$1,000.00	$1,040.20	$2.37	$1,022.90	$2.35	0.46	% (E)
Class R	1,000.00	1,037.30	5.14	1,020.20	5.09	1.00	(E)
Class R4	1,000.00	1,039.80	3.34	1,021.90	3.31	0.65	(E)

Transamerica Intermediate Bond
Class I2	1,000.00	1,057.40	2.18	1,023.10	2.14	0.42
Class I3	1,000.00	1,057.40	2.18	1,023.10	2.14	0.42
Class R	1,000.00	1,054.60	4.71	1,020.60	4.63	0.91
Class R4	1,000.00	1,056.10	3.37	1,021.90	3.31	0.65

Transamerica Intermediate Muni
Class A	1,000.00	1,036.00	3.39	1,021.90	3.36	0.66	(E)
Class C	1,000.00	1,032.90	6.56	1,018.80	6.51	1.28	(E)
Class I	1,000.00	1,036.60	2.72	1,022.50	2.70	0.53	(E)
Class I2	1,000.00	1,037.80	2.41	1,022.80	2.40	0.47	(E)

Transamerica International Equity
Class A	1,000.00	1,024.40	6.38	1,018.90	6.36	1.25
Class C	1,000.00	1,020.60	9.93	1,015.40	9.91	1.95
Class I	1,000.00	1,026.40	4.39	1,020.90	4.38	0.86
Class I2	1,000.00	1,026.40	3.93	1,021.30	3.92	0.77
Class I3	1,000.00	1,027.30	3.93	1,021.30	3.92	0.77
Class R	1,000.00	1,024.40	6.43	1,018.90	6.41	1.26
Class R4	1,000.00	1,025.00	5.21	1,020.10	5.19	1.02
Class R6	1,000.00	1,026.70	3.93	1,021.30	3.92	0.77

Transamerica International Growth
Class A	1,000.00	1,045.80	6.24	1,019.10	6.16	1.21
Class I	1,000.00	1,047.20	5.47	1,019.90	5.40	1.06
Class I2	1,000.00	1,048.70	4.08	1,021.20	4.02	0.79
Class R6	1,000.00	1,049.90	4.08	1,021.20	4.02	0.79

Transamerica International Small Cap Value
Class I	1,000.00	1,048.30	5.58	1,019.80	5.50	1.08
Class I2	1,000.00	1,049.00	5.16	1,020.20	5.09	1.00

Transamerica International Stock
Class A	1,000.00	1,013.70	6.29	1,019.00	6.31	1.24	(E)
Class I	1,000.00	1,014.80	5.03	1,020.20	5.04	0.99	(E)
Class I2	1,000.00	1,014.80	5.03	1,020.20	5.04	0.99	(E)
Class R6	1,000.00	1,014.80	5.03	1,020.20	5.04	0.99	(E)

Transamerica Large Cap Value
Class A	1,000.00	953.90	5.27	1,019.80	5.45	1.07
Class C	1,000.00	950.70	8.90	1,016.10	9.20	1.81
Class I	1,000.00	955.70	3.70	1,021.40	3.82	0.75
Class I2	1,000.00	956.00	3.40	1,021.70	3.52	0.69
Class R6	1,000.00	956.00	3.40	1,021.70	3.52	0.69

Transamerica Large Core
Class I3	1,000.00	1,024.10	2.55	1,022.70	2.55	0.50	(E)
Class R	1,000.00	1,021.60	5.04	1,020.20	5.04	0.99	(E)
Class R4	1,000.00	1,022.20	4.38	1,020.90	4.38	0.86	(E)

Transamerica Large Growth
Class I3	1,000.00	1,010.90	3.55	1,021.70	3.57	0.70
Class R	1,000.00	1,008.50	6.02	1,019.20	6.06	1.19
Class R4	1,000.00	1,009.30	4.56	1,020.70	4.58	0.90

Transamerica Large Value Opportunities
Class I3	1,000.00	1,018.90	2.54	1,022.70	2.55	0.50	(E)
Class R	1,000.00	1,016.30	5.08	1,020.20	5.09	1.00	(E)
Class R4	1,000.00	1,017.60	3.81	1,021.40	3.82	0.75	(E)

Transamerica Mid Cap Growth
Class A	1,000.00	1,093.10	6.44	1,019.10	6.21	1.22
Class C	1,000.00	1,088.30	10.21	1,015.40	9.86	1.94
Class I	1,000.00	1,095.30	4.81	1,020.60	4.63	0.91
Class I2	1,000.00	1,094.60	4.49	1,020.90	4.33	0.85
Class I3	1,000.00	1,095.80	4.49	1,020.90	4.33	0.85
Class R	1,000.00	1,092.00	7.12	1,018.40	6.87	1.35
Class R4	1,000.00	1,093.50	5.01	1,020.40	4.84	0.95

Transamerica Funds	Annual Report 2019

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Mid Cap Value Opportunities
Class A	$1,000.00	$1,008.70	$6.08	$1,019.20	$6.11	1.20%
Class C	1,000.00	1,005.30	9.50	1,015.70	9.55	1.88
Class I	1,000.00	1,009.50	4.31	1,020.90	4.33	0.85
Class I2	1,000.00	1,010.30	3.80	1,021.40	3.82	0.75
Class I3	1,000.00	1,011.10	3.80	1,021.40	3.82	0.75
Class R	1,000.00	1,007.70	6.33	1,018.90	6.36	1.25
Class R4	1,000.00	1,009.40	4.56	1,020.70	4.58	0.90
Class R6	1,000.00	1,010.20	3.80	1,021.40	3.82	0.75

Transamerica MLP & Energy Income
Class A	1,000.00	949.30	7.86	1,017.10	8.13	1.60
Class C	1,000.00	945.50	11.52	1,013.40	11.93	2.35
Class I	1,000.00	949.40	6.34	1,018.70	6.56	1.29
Class I2	1,000.00	949.90	5.85	1,019.20	6.06	1.19

Transamerica Multi-Asset Income
Class A	1,000.00	1,053.80	5.38	1,020.00	5.30	1.04
Class C	1,000.00	1,050.40	9.10	1,016.30	8.94	1.76
Class I	1,000.00	1,055.60	3.73	1,021.60	3.67	0.72
Class I2	1,000.00	1,055.20	3.63	1,021.70	3.57	0.70

Transamerica Multi-Managed Balanced
Class A	1,000.00	1,041.40	5.30	1,020.00	5.24	1.03
Class C	1,000.00	1,037.60	9.14	1,016.20	9.05	1.78
Class I	1,000.00	1,042.70	4.22	1,021.10	4.18	0.82
Class R6	1,000.00	1,042.80	3.66	1,021.60	3.62	0.71

Transamerica Short-Term Bond
Class A	1,000.00	1,025.60	3.98	1,021.30	3.97	0.78
Class C	1,000.00	1,020.60	7.95	1,017.30	7.93	1.56
Class I	1,000.00	1,025.90	3.01	1,022.20	3.01	0.59
Class I2	1,000.00	1,027.50	2.50	1,022.70	2.50	0.49
Class R6	1,000.00	1,027.50	2.45	1,022.80	2.45	0.48

Transamerica Small Cap Core
Class A	1,000.00	942.40	6.36	1,018.70	6.61	1.30
Class C	1,000.00	939.50	10.02	1,014.90	10.41	2.05
Class I	1,000.00	943.60	5.09	1,020.00	5.30	1.04
Class I2	1,000.00	944.60	4.56	1,020.50	4.74	0.93
Class I3	1,000.00	944.20	4.56	1,020.50	4.74	0.93
Class R	1,000.00	942.30	6.95	1,018.00	7.22	1.42
Class R4	1,000.00	943.30	5.39	1,019.70	5.60	1.10

Transamerica Small Cap Growth
Class A	1,000.00	1,019.00	7.12	1,018.10	7.12	1.40
Class C	1,000.00	1,016.00	10.93	1,014.40	10.92	2.15
Class I	1,000.00	1,021.30	5.66	1,019.60	5.65	1.11
Class I2	1,000.00	1,020.90	5.14	1,020.10	5.14	1.01
Class I3	1,000.00	1,020.90	5.09	1,020.20	5.09	1.00
Class R	1,000.00	1,018.20	7.63	1,017.60	7.63	1.50
Class R4	1,000.00	1,021.00	5.86	1,019.40	5.85	1.15
Class R6	1,000.00	1,020.90	5.09	1,020.20	5.09	1.00

Transamerica Small Cap Value
Class A	1,000.00	978.10	6.48	1,018.70	6.61	1.30
Class C	1,000.00	974.80	10.00	1,015.10	10.21	2.01
Class I	1,000.00	980.30	4.94	1,020.20	5.04	0.99
Class I2	1,000.00	980.30	4.34	1,020.80	4.43	0.87
Class I3	1,000.00	981.30	4.34	1,020.80	4.43	0.87
Class R	1,000.00	978.30	6.83	1,018.30	6.97	1.37
Class R4	1,000.00	980.30	5.49	1,019.70	5.60	1.10
Class R6	1,000.00	981.40	4.39	1,020.80	4.48	0.88

Transamerica Small/Mid Cap Value
Class A	1,000.00	1,012.30	6.59	1,018.70	6.61	1.30
Class C	1,000.00	1,008.90	9.98	1,015.30	10.01	1.97
Class I	1,000.00	1,014.20	4.77	1,020.50	4.79	0.94
Class I2	1,000.00	1,014.50	4.27	1,021.00	4.28	0.84
Class R6	1,000.00	1,014.50	4.27	1,021.00	4.28	0.84

Transamerica Funds	Annual Report 2019

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Unconstrained Bond
Class I	$1,000.00	$1,012.80	$4.16	$1,021.10	$4.18	0.82	% (E)
Class I2	1,000.00	1,014.30	3.66	1,021.60	3.67	0.72	(E)

Transamerica US Growth
Class A	1,000.00	1,040.40	5.86	1,019.50	5.80	1.14
Class C	1,000.00	1,036.50	9.60	1,015.80	9.50	1.87
Class I	1,000.00	1,041.80	4.37	1,020.90	4.33	0.85
Class I2	1,000.00	1,042.80	3.76	1,021.50	3.72	0.73
Class T	1,000.00	1,042.40	4.02	1,021.30	3.97	0.78

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Class commenced operations on October 18, 2019. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (13 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Funds were in operation for the entire six-month period ended October 31, 2019.

(E)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying investments in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The fiscal year ended October 31, 2019 began with the prospects of healthy but moderating economic activity and global trade tensions that could potentially derail it. As consumption, fixed investments and government spending growth slowed, so did year-over-year gross domestic product (“GDP”) growth. Lower expectations prevailed throughout the year while any lingering optimism was reduced by a tumultuous geopolitical environment. As trade wars between the U.S. and China, and Japan and South Korea intensified, so did their impact on underlying economies.

Risks around trade policy were a concern for the U.S. Federal Reserve (“Fed”), which lowered 2019 GDP projections in December. Still, they stayed the course in normalizing rates given continued economic strength, and hiked rates once more in December of 2018. As a result, market expectations on Fed action soured, pricing in no further hike for the entirety of 2019 as a jolt of volatility overtook risk assets. The Fed’s more dovish tone and concerns over an inverted yield curve were top of mind for investors at the start of calendar year 2019. After cutting rates by 25 basis points in July and September, softening economic data and continued below-target inflation gave the green light to the Fed to trim its federal funds rate a quarter of a point at its October meeting.

Despite a rough start and volatility throughout the year, the credit markets performed well, both on a total and excess return basis. U.S. equities and high yield bonds posted their largest quarterly losses at the beginning of the fiscal year, which, when combined with higher volatility, depressed risk-return profiles for the quarter. Losses for investment grade bonds were more muted. As volatility normalized and financial conditions eased, risk assets, led by U.S. equities and high yield bonds, posted positive results in the second quarter. During the third quarter, risk assets and Treasuries posted positive results, led by U.S. equities and investment grade bonds. U.S. risk assets have broadly gained so far in the fourth quarter, led by investment grade bonds and Treasuries. October was risk-on with equities delivering positive returns in the U.S. Investment grade, high yield, and Treasuries also posted modest gains for the month.

J.P. Morgan Investment Management, Inc.

At the beginning of the fiscal year ended October 31, 2019, in November of 2018, U.S. equity markets were up 2.04%, a step upward after the October 2018 sell-off. Intermittent volatility still roiled markets, with questions abounding on the U.S./China trade narrative and whether we have reached peak corporate earnings. Trade tensions briefly eased following the G-20 Summit, where President Trump and China’s President Xi agreed to a short-term truce. The market ended the month of December down -9.03%, correcting again after the decline seen in October. Episodic volatility continued to shake the market, with fears surrounding trade, overextended corporate earnings, and declining global purchasing manager’s indexes (“PMIs”) raising concerns. Despite periodic market shocks, many market and economic indicators still leaned positive, including consumer and small business confidence, wages, and same store retail sales.

The market bounced back in the first quarter of 2019, making up for losses experienced at the end of 2018. After 2018’s large S&P 500® Index price-to-earnings (“P/E”) multiple contraction, from over 18x at the year’s onset to 14x by the year’s end, a considerable amount of risk and uncertainty became priced into the market. While consensus remains that the Fed may keep rates steady, alleviating some recessionary fears, volatility escalated in May with increased tensions surrounding tariffs between the U.S. and China, in addition to proposed U.S. tariffs on Mexico. Investors took risk off the table given new developments in the trade narrative and signs of slower economic growth globally, despite a still generally constructive earnings backdrop in the U.S. Driven mostly by increased hopes of a trade deal between the U.S. and China at the G20 summit, the strong performance in equities provided both relief and hope to investors who piled back into the market and drove the S&P 500® Index to fresh highs during June. Markets moved higher in July, with signs of easing global monetary policy, continuing strength in corporate earnings, and abating trade tensions. Market gains were lost come August, however, with the Fed’s move to cut rates, together with President Trump’s surprise tariff proposal, leading to risk-off sentiment. The market again rebounded in September, accompanied by a dramatic rotation from growth stocks into value stocks.

The market moved higher in October on the heels of September’s rally, with corporate earnings and consumer strength driving the advance. Corporate profits have been solid this third quarter earnings season, with 70% of S&P 500® companies beating bottom-line estimates as of the date of this report. The unemployment rate has remained at record lows, which has helped to sustain high consumer confidence. While trade remains a concern, negotiations have been more constructive lately, with a “Phase One” deal outlined in mid-October. The Fed also showed a more accommodative stance by cutting the federal funds rate by 25 basis points at its latest meeting in October.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Balanced II (Class R) returned 12.79%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Bloomberg Barclays US Aggregate Bond Index, returned 14.33% and 11.51%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Over the past year, we continued to remain overweight spread-based assets relative to the benchmark given our views on expected risk-adjusted returns. Securitized credit remained a favored investment opportunity given our solid fundamental outlook and robust structural protections offered by many deals. Within corporate credit, we continued to prefer financials due to strong capital positions and lower expected event risk. Over the year, we became more biased towards shorter-dated credit given what we see as its attractive risk-adjusted return profile compared to longer maturity bonds.

One year relative performance for the portfolio was driven by the overweight to spread-based assets as both carry and spread effects contributed positively to relative returns. Yield curve effects were a detractor given a slightly shorter duration positioning compared to the benchmark as rates fell across the curve over the time period.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

(unaudited)

STRATEGY REVIEW (continued)

At an asset class level, the portfolio’s allocation to longer duration Treasury securities compared to the benchmark contributed positively to relative returns, as did the portfolio’s underweight allocation to agency residential mortgage-backed securities (“RMBS”) and overweight allocation to investment grade corporates. These positives were partially offset by poor security selection in agency RMBS and investment grade corporate credit. An overweight allocation to shorter duration commercial mortgage-backed securities also detracted from returns.

Within corporate credit, allocations to communications and transportation contributed positively to relative returns. Security selection with communications, transportation and real estate investment trusts (“REITS”) were detractors.

J.P. Morgan Investment Management, Inc.

The industrial cyclical, technology and utilities sectors contributed to performance, while the financials, basic materials and media sectors detracted from performance.

Within the retail space, an overweight in AutoZone, Inc. contributed to performance. The company demonstrated solid execution against a healthy industry backdrop as it posted solid margins and continued to make progress in the commercial do-it-for-me market. We have remained positive on the stock as we believe that in addition to industry tailwinds, AutoZone, Inc. can continue to grow and consolidate market share. Within technology, our overweight in Microsoft Corp. helped performance as the stock outperformed the market due to strong fundamentals across all segments. Commercial cloud growth drove strong earnings in 2019 and the company increased their revenue guide. We think the company is well positioned for the transition to the cloud with Azure and Office 365. We thus remain positive on the stock. Within pharma/medical technology, an underweight in AbbVie, Inc. boosted returns as the stock underperformed the broader sector. AbbVie, Inc. struggled amid further scrutiny on their Humira business, as the introduction of biosimilars has hurt sales in Europe even more than expected. We remain comfortable in our underweight given these persistent concerns.

Within energy, an overweight in EOG Resources, Inc. weighed on returns. Sector-wide operational fears surrounding Concho Resources’ well spacing test, which indicated well spacing was too tight, drove the stock down. Investors’ bearish outlook on oil prices further hurt the stock. However, we remain positive on EOG Resources, Inc. as a diversified U.S. shale producer with key assets in areas such as the Permian basin. Within retail our overweight in PVH Corp. weighed on returns as a result of higher tax rates and ongoing tensions in Hong Kong and the U.S.-China trade war. There has been some investor concern around the brand’s relevance as well. However, we maintain our overweight as we believe the company’s brands are durable and that PVH Corp. should be a share gainer in the industry given its ability to expand margins and allocate capital toward accretive acquisitions. Within media, our underweight in Facebook, Inc. – Class A hurt performance. Strong quarterly results throughout the year, largely due to engagement holding up better than expected, drove the stock higher. Advertisers have remained unable to diversify away from Facebook, Inc. – Class A because of the superior return on investment it provides. However, we believe revenue growth may continue to moderate, and margins may keep coming down. Given our view that regulatory and mix-shift risks still remain, we are comfortable in our position.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Doug Weih, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaele Zingone, CFA

Steven G. Lee

Co-Portfolio Managers

J.P. Morgan Asset Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	59.8%
Corporate Debt Securities	13.9
U.S. Government Obligations	9.2
U.S. Government Agency Obligations	8.0
Commercial Paper	5.2
Mortgage-Backed Securities	4.4
Asset-Backed Securities	3.0
Short-Term U.S. Government Obligations	0.8
Foreign Government Obligations	0.6
Other Investment Company	0.4
Municipal Government Obligations	0.4
Preferred Stock	0.0 *
Net Other Assets (Liabilities) ^	(5.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	13.14%	N/A	8.05%	09/15/2017
Class R (NAV)	12.79%	6.84%	9.31%	07/05/1994
S&P 500® (A)	14.33%	10.78%	13.70%
Bloomberg Barclays US Aggregate Bond Index (B)	11.51%	3.24%	3.73%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 59.8%
Aerospace & Defense - 1.4%
Boeing Co.	640	$ 217,542
General Dynamics Corp.	3,120	551,616
Northrop Grumman Corp.	780	274,934
United Technologies Corp.	4,030	578,628

		1,622,720

Airlines - 0.2%
Delta Air Lines, Inc.	2,790	153,673
Southwest Airlines Co.	1,320	74,091
United Airlines Holdings, Inc. (A)	690	62,680

		290,444

Auto Components - 0.1%
Magna International, Inc.	2,650	142,491

Automobiles - 0.2%
General Motors Co.	6,370	236,709

Banks - 2.9%
Bank of America Corp.	32,500	1,016,275
Citigroup, Inc.	14,030	1,008,196
Citizens Financial Group, Inc.	2,290	80,516
Fifth Third Bancorp	4,350	126,498
KeyCorp	20,139	361,898
Regions Financial Corp.	6,690	107,709
SunTrust Banks, Inc.	2,971	203,038
Wells Fargo & Co.	12,220	630,919

		3,535,049

Beverages - 1.3%
Coca-Cola Co.	19,610	1,067,372
Constellation Brands, Inc., Class A	900	171,297
PepsiCo, Inc.	2,020	277,084

		1,515,753

Biotechnology - 1.6%
AbbVie, Inc.	7,800	620,490
Alexion Pharmaceuticals, Inc. (A)	2,080	219,232
Amgen, Inc.	300	63,975
Biogen, Inc. (A)	1,100	328,581
Celgene Corp. (A)	2,260	244,148
Regeneron Pharmaceuticals, Inc. (A)	550	168,454
Vertex Pharmaceuticals, Inc. (A)	1,520	297,129

		1,942,009

Building Products - 0.2%
Masco Corp.	4,700	217,375

Capital Markets - 2.0%
Ameriprise Financial, Inc.	960	144,854
BlackRock, Inc.	330	152,361
Charles Schwab Corp.	6,550	266,651
Franklin Resources, Inc.	5,110	140,781
Intercontinental Exchange, Inc.	7,800	735,696
Invesco, Ltd.	7,190	120,936
Morgan Stanley	15,190	699,499
S&P Global, Inc.	270	69,657
TD Ameritrade Holding Corp.	690	26,482

		2,356,917

Chemicals - 1.2%
Celanese Corp.	2,010	243,511
Corteva, Inc. (A)	6,200	163,556

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Dow, Inc. (A)	3,923	$ 198,072
DuPont de Nemours, Inc.	3,090	203,662
Eastman Chemical Co.	4,170	317,087
Linde PLC	1,120	222,152
LyondellBasell Industries NV, Class A	1,480	132,756

		1,480,796

Commercial Services & Supplies - 0.2%
Cintas Corp.	200	53,734
Waste Management, Inc.	1,870	209,833

		263,567

Communications Equipment - 0.2%
Cisco Systems, Inc.	3,460	164,384
Motorola Solutions, Inc.	290	48,233

		212,617

Consumer Finance - 0.6%
American Express Co.	850	99,688
Capital One Financial Corp.	4,960	462,520
Synchrony Financial	4,090	144,663

		706,871

Containers & Packaging - 0.3%
Crown Holdings, Inc. (A)	2,610	190,112
Packaging Corp. of America	360	39,406
WestRock Co.	2,570	96,041

		325,559

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	1,140	28,489

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B (A)	5,670	1,205,329

Diversified Telecommunication Services - 0.8%
AT&T, Inc.	2,300	88,527
Verizon Communications, Inc.	13,510	816,950

		905,477

Electric Utilities - 1.7%
American Electric Power Co., Inc.	1,520	143,473
Edison International	4,860	305,694
Entergy Corp.	2,320	281,834
Exelon Corp.	1,430	65,051
NextEra Energy, Inc.	2,960	705,486
Xcel Energy, Inc.	8,760	556,347

		2,057,885

Electrical Equipment - 0.6%
Eaton Corp. PLC	8,260	719,529

Entertainment - 0.8%
Electronic Arts, Inc. (A)	2,330	224,612
Netflix, Inc. (A)	1,640	471,352
Viacom, Inc., Class B	1,460	31,478
Walt Disney Co.	1,930	250,746

		978,188

Equity Real Estate Investment Trusts - 1.4%
AvalonBay Communities, Inc.	1,520	330,843
Boston Properties, Inc.	590	80,948
Equinix, Inc.	500	283,390
Equity Residential	1,200	106,392

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Federal Realty Investment Trust	1,060	$ 144,171
Host Hotels & Resorts, Inc.	4,880	79,983
Mid-America Apartment Communities, Inc.	310	43,087
Prologis, Inc.	4,060	356,306
Public Storage	300	66,858
Ventas, Inc.	2,560	166,656
VICI Properties, Inc.	2,590	60,994

		1,719,628

Food Products - 0.6%
Conagra Brands, Inc.	1,440	38,952
General Mills, Inc.	4,130	210,052
Mondelez International, Inc., Class A	8,690	455,790

		704,794

Health Care Equipment & Supplies - 1.8%
Becton Dickinson and Co.	300	76,800
Boston Scientific Corp. (A)	14,480	603,816
Intuitive Surgical, Inc. (A)	240	132,708
Medtronic PLC	7,650	833,085
Zimmer Biomet Holdings, Inc.	3,950	546,009

		2,192,418

Health Care Providers & Services - 1.7%
Anthem, Inc.	1,450	390,166
Cigna Corp. (A)	3,790	676,363
McKesson Corp.	560	74,480
UnitedHealth Group, Inc.	3,800	960,260

		2,101,269

Hotels, Restaurants & Leisure - 0.9%
Hilton Worldwide Holdings, Inc.	2,610	253,066
McDonald’s Corp.	1,520	298,984
Royal Caribbean Cruises, Ltd.	610	66,386
Yum! Brands, Inc.	4,674	475,392

		1,093,828

Household Durables - 0.2%
Lennar Corp., Class A	4,100	244,360

Household Products - 0.7%
Kimberly-Clark Corp.	270	35,878
Procter & Gamble Co.	6,520	811,805

		847,683

Industrial Conglomerates - 0.6%
Honeywell International, Inc.	4,450	768,649

Insurance - 1.3%
Allstate Corp.	1,810	192,620
American International Group, Inc.	6,110	323,586
Arthur J. Gallagher & Co.	810	73,888
Everest Re Group, Ltd.	260	66,843
Hartford Financial Services Group, Inc.	6,850	390,998
Lincoln National Corp.	750	42,360
MetLife, Inc.	9,200	430,468
Progressive Corp.	690	48,093

		1,568,856

Interactive Media & Services - 2.8%
Alphabet, Inc., Class A (A)	1,057	1,330,552
Alphabet, Inc., Class C (A)	960	1,209,706

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services (continued)
Facebook, Inc., Class A (A)	4,630	$ 887,339

		3,427,597

Internet & Direct Marketing Retail - 2.4%
Amazon.com, Inc. (A)	1,396	2,480,217
Booking Holdings, Inc. (A)	30	61,463
Expedia Group, Inc.	2,960	404,514

		2,946,194

IT Services - 3.9%
Accenture PLC, Class A	2,720	504,342
Automatic Data Processing, Inc.	4,980	807,905
Cognizant Technology Solutions Corp., Class A	4,400	268,136
Fiserv, Inc. (A)	1,519	161,227
International Business Machines Corp.	970	129,718
Leidos Holdings, Inc.	870	75,020
Mastercard, Inc., Class A	4,922	1,362,459
PayPal Holdings, Inc. (A)	6,850	713,085
Visa, Inc., Class A	3,600	643,896

		4,665,788

Leisure Products - 0.1%
Hasbro, Inc.	890	86,606

Life Sciences Tools & Services - 0.8%
Illumina, Inc. (A)	410	121,163
Thermo Fisher Scientific, Inc.	2,620	791,188

		912,351

Machinery - 1.4%
Caterpillar, Inc.	1,520	209,456
Cummins, Inc.	2,080	358,758
Deere & Co.	1,090	189,813
Ingersoll-Rand PLC	2,270	288,040
Parker-Hannifin Corp.	1,530	280,740
Snap-on, Inc.	680	110,616
Stanley Black & Decker, Inc.	1,970	298,120

		1,735,543

Media - 2.0%
Altice, Inc., Class A (A)	4,520	139,894
Charter Communications, Inc., Class A (A)	1,500	701,790
Comcast Corp., Class A	26,060	1,168,009
Discovery, Inc., Class A (A) (C)	6,317	170,275
Discovery, Inc., Class C (A)	6,894	174,005

		2,353,973

Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	3,720	36,530
Newmont Goldcorp Corp.	1,360	54,033

		90,563

Multi-Utilities - 0.4%
CMS Energy Corp.	3,720	237,782
Sempra Energy	1,390	200,869

		438,651

Multiline Retail - 0.0% (B)
Target Corp.	330	35,280

Oil, Gas & Consumable Fuels - 2.6%
Chevron Corp.	9,340	1,084,748

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Diamondback Energy, Inc.	2,880	$ 246,989
EOG Resources, Inc.	6,510	451,208
Exxon Mobil Corp.	2,270	153,384
Marathon Petroleum Corp.	6,670	426,547
ONEOK, Inc.	5,640	393,841
Pioneer Natural Resources Co.	2,670	328,463

		3,085,180

Pharmaceuticals - 2.6%
Allergan PLC	840	147,932
Bristol-Myers Squibb Co.	8,710	499,693
Eli Lilly & Co.	4,309	491,011
Johnson & Johnson	5,520	728,861
Merck & Co., Inc.	10,540	913,396
Pfizer, Inc.	9,010	345,714

		3,126,607

Road & Rail - 0.9%
Kansas City Southern	280	39,418
Lyft, Inc., Class A (A) (C)	1,050	43,512
Norfolk Southern Corp.	3,520	640,640
Union Pacific Corp.	2,500	413,650

		1,137,220

Semiconductors & Semiconductor Equipment - 2.6%
Advanced Micro Devices, Inc. (A)	9,710	329,460
Analog Devices, Inc.	5,530	589,664
Intel Corp.	2,110	119,278
KLA Corp.	510	86,210
NVIDIA Corp.	2,520	506,571
NXP Semiconductors NV	3,840	436,531
Skyworks Solutions, Inc.	260	23,676
Teradyne, Inc.	5,120	313,446
Texas Instruments, Inc.	6,330	746,877

		3,151,713

Software - 3.8%
Intuit, Inc.	650	167,375
Microsoft Corp.	26,800	3,842,316
salesforce.com, Inc. (A)	3,980	622,830

		4,632,521

Specialty Retail - 2.7%
Advance Auto Parts, Inc.	510	82,865
AutoZone, Inc. (A)	493	564,179
Best Buy Co., Inc.	4,840	347,657
Home Depot, Inc.	3,560	835,105
Lowe’s Cos., Inc.	5,310	592,649
O’Reilly Automotive, Inc. (A)	380	165,494
Ross Stores, Inc.	2,090	229,210
TJX Cos., Inc.	7,060	407,009

		3,224,168

Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	13,470	3,350,797
HP, Inc.	9,550	165,884

		3,516,681

Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc., Class B	5,170	462,973

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Ralph Lauren Corp.	760	$ 73,006

		535,979

Tobacco - 0.8%
Altria Group, Inc.	5,450	244,105
Philip Morris International, Inc.	8,940	728,074

		972,179

Wireless Telecommunication Services - 0.1%
T-Mobile, Inc. (A)	1,180	97,539

Total Common Stocks (Cost $61,221,249)		72,157,592

PREFERRED STOCK - 0.0% (B)
Electric Utilities - 0.0% (B)
SCE Trust III,
Series H, Fixed until 03/15/2024, 5.75% (D)	320	7,638

Total Preferred Stock (Cost $8,784)		7,638

	Principal	Value
ASSET-BACKED SECURITIES - 3.0%
BlueMountain CLO, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 2.93% (D), 07/18/2027 (E)	$ 250,000	248,750
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (E)	47,512	47,708
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	46,335	46,281
CIFC Funding, Ltd. Series 2013-2A, Class A1LR, 3-Month LIBOR + 1.21%, 3.21% (D), 10/18/2030 (E)	250,000	249,998
JGWPT XXVI LLC Series 2012-2A, Class A, 3.84%, 10/15/2059 (E)	151,571	163,918
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	155,224	161,014
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	100,000	103,475
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (E)	30,102	30,093
Series 2016-1A, Class A,
2.25%, 12/20/2033 (E)	31,243	31,094
New Residential Advanced Receivables Trust
Series 2019-T2, Class AT2,
2.52%, 08/15/2053 (E)	380,000	379,533
Series 2019-T3, Class AT3,
2.51%, 10/20/2052 (E)	100,000	100,381

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 3.16% (D), 01/20/2031 (E)	$ 200,000	$ 199,188
Ocwen Master Advance Receivables Trust
Series 2019-T1, Class AT1,
2.51%, 08/15/2050 (E)	118,000	118,306
Series 2019-T2, Class AT2,
2.42%, 08/15/2051 (E)	118,000	118,399
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 03/08/2029 (E)	118,356	119,094
Palmer Square CLO, Ltd. Series 2015-2A, Class A1AR, 3-Month LIBOR + 1.27%, 3.24% (D), 07/20/2030 (E)	250,000	249,900
Sierra Timeshare Receivables Funding LLC
Series 2015-1A, Class A,
2.40%, 03/22/2032 (E)	11,613	11,610
Series 2015-1A, Class B,
3.05%, 03/22/2032 (E)	12,118	12,115
Series 2016-2A, Class A,
2.33%, 07/20/2033 (E)	19,396	19,376
SolarCity LMC LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (E)	120,702	121,968
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (E)	67,375	67,674
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (E)	69,376	69,654
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (E)	59,763	60,077
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	113,881	115,228
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	61,421	61,989
Series 2017-6, Class A1,
2.75% (D), 10/25/2057 (E)	210,093	211,842
Series 2018-1, Class A1,
3.00% (D), 01/25/2058 (E)	130,727	132,633
Series 2018-4, Class A1,
3.00% (D), 06/25/2058 (E)	112,592	115,785
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (E)	145,000	146,960
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	32,695	32,682
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	80,639	81,523

Total Asset-Backed Securities (Cost $3,591,091)		3,628,248

CORPORATE DEBT SECURITIES - 13.9%
Aerospace & Defense - 0.1%
Boeing Co. 3.50%, 03/01/2039	101,000	104,976

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines - 0.6%
American Airlines Pass-Through Trust
3.15%, 08/15/2033	$ 28,000	$ 29,284
3.20%, 12/15/2029	55,412	57,273
3.70%, 04/01/2028 (F)	0	0
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	248,049	271,723
JetBlue Pass-Through Trust 2.75%, 11/15/2033 (G)	97,000	97,950
United Airlines Pass-Through Trust 3.75%, 03/03/2028	203,457	215,841

		672,071

Auto Components - 0.1%
BorgWarner, Inc. 3.38%, 03/15/2025	92,000	96,214

Automobiles - 0.1%
Ford Motor Co. 4.35%, 12/08/2026	69,000	69,376
General Motors Co.
4.88%, 10/02/2023	26,000	27,927
6.25%, 10/02/2043	17,000	18,994

		116,297

Banks - 1.9%
Bank of America Corp.
Fixed until 01/23/2025, 3.37% (D), 01/23/2026	263,000	275,114
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	69,000	72,223
Barclays Bank PLC 10.18%, 06/12/2021 (E)	147,000	164,575
BNP Paribas SA 4.40%, 08/14/2028 (E)	251,000	279,539
BPCE SA 2.70%, 10/01/2029 (E)	279,000	279,181
CIT Group, Inc. 4.13%, 03/09/2021	10,000	10,225
Citigroup, Inc.
Fixed until 04/24/2024, 3.35% (D), 04/24/2025	95,000	98,834
Fixed until 10/27/2027, 3.52% (D), 10/27/2028	90,000	94,743
4.50%, 01/14/2022	48,000	50,472
Commerzbank AG 8.13%, 09/19/2023 (E)	255,000	297,861
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (E)	65,000	67,849
JPMorgan Chase & Co.
Fixed until 07/23/2023, 3.80% (D), 07/23/2024	140,000	148,077
4.13%, 12/15/2026	138,000	150,679
6.40%, 05/15/2038	72,000	102,498
Wells Fargo & Co.
4.10%, 06/03/2026, MTN	186,000	200,134
Fixed until 06/15/2024 (H), 5.90% (D)	45,000	48,600

		2,340,604

Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, 01/23/2025	41,000	44,824

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc. (continued)
4.44%, 10/06/2048	$ 108,000	$ 121,225
4.75%, 01/23/2029	87,000	101,112
Constellation Brands, Inc.
3.15%, 08/01/2029	45,000	45,825
3.70%, 12/06/2026	18,000	19,268
Pernod Ricard SA 5.75%, 04/07/2021 (E)	128,000	134,727

		466,981

Biotechnology - 0.1%
AbbVie, Inc. 3.20%, 05/14/2026	116,000	118,795
Gilead Sciences, Inc. 4.15%, 03/01/2047	27,000	30,004

		148,799

Capital Markets - 0.9%
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	250,000	263,766
Goldman Sachs Group, Inc.
5.25%, 07/27/2021	101,000	106,468
6.75%, 10/01/2037	73,000	99,330
Lazard Group LLC 4.50%, 09/19/2028	104,000	114,174
Morgan Stanley
3.70%, 10/23/2024, MTN	141,000	150,012
Fixed until 01/24/2028, 3.77% (D), 01/24/2029, MTN	22,000	23,582
5.00%, 11/24/2025	66,000	74,193
UBS AG 7.63%, 08/17/2022	250,000	281,750

		1,113,275

Commercial Services & Supplies - 0.2%
ERAC Finance LLC 3.85%, 11/15/2024 (E)	123,000	131,319
Waste Management, Inc. 3.20%, 06/15/2026	92,000	97,594

		228,913

Communications Equipment - 0.1%
Nokia OYJ 3.38%, 06/12/2022	92,000	93,035

Construction & Engineering - 0.5%
SBA Tower Trust
2.84%, 01/15/2050 (E)	333,000	336,310
2.88%, 07/15/2046 (E)	58,000	58,263
3.17%, 04/09/2047 (E)	110,000	111,459
3.45%, 03/15/2048 (E)	78,000	80,455

		586,487

Construction Materials - 0.3%
LafargeHolcim Finance LLC 4.75%, 09/22/2046 (E)	200,000	212,025
Martin Marietta Materials, Inc.
3.50%, 12/15/2027	90,000	94,097
4.25%, 12/15/2047	27,000	27,584

		333,706

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 0.3%
Ally Financial, Inc.
3.88%, 05/21/2024	$ 57,000	$ 59,531
4.13%, 03/30/2020	120,000	120,780
American Express Co. 4.05%, 12/03/2042	44,000	51,240
BMW Capital LLC 2.80%, 04/11/2026 (E)	72,000	72,946
Capital One Financial Corp. 3.30%, 10/30/2024	80,000	83,291
Discover Financial Services 3.75%, 03/04/2025	1,000	1,061

		388,849

Containers & Packaging - 0.1%
International Paper Co. 4.75%, 02/15/2022	44,000	46,318
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 6.88%, 02/15/2021	34,654	34,697

		81,015

Diversified Consumer Services - 0.0% (B)
President & Fellows of Harvard College 3.62%, 10/01/2037	14,000	15,469

Diversified Financial Services - 0.1%
Aviation Capital Group LLC 7.13%, 10/15/2020 (E)	134,000	140,010
Kaupthing Bank 7.63%, 02/28/2020 (E) (I) (J) (K)	710,000	0

		140,010

Diversified Telecommunication Services - 0.5%
AT&T, Inc. 3.40%, 05/15/2025	114,000	119,450
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (E)	40,000	40,014
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	74,000	79,735
Sprint Capital Corp. 6.88%, 11/15/2028	24,000	26,152
Verizon Communications, Inc.
3.50%, 11/01/2024	118,000	125,363
5.50%, 03/16/2047	164,000	223,452

		614,166

Electric Utilities - 0.6%
Appalachian Power Co. 3.40%, 06/01/2025	96,000	100,580
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	38,000	48,634
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	197,000	204,159
Duke Energy Progress LLC 3.60%, 09/15/2047	70,000	75,079
Entergy Arkansas LLC 3.70%, 06/01/2024	53,000	56,501
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	10,000	10,496
5.30%, 06/01/2042	22,000	29,245

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
PacifiCorp
3.60%, 04/01/2024	$ 67,000	$ 71,034
5.75%, 04/01/2037	22,000	29,503
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	123,000	128,475

		753,706

Electronic Equipment, Instruments & Components - 0.2%
Amphenol Corp. 2.80%, 02/15/2030	42,000	41,401
Arrow Electronics, Inc. 3.88%, 01/12/2028	92,000	95,114
Keysight Technologies, Inc. 4.60%, 04/06/2027	139,000	154,775

		291,290

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (E)	100,000	105,658
Schlumberger Investment SA 3.65%, 12/01/2023	29,000	30,691

		136,349

Equity Real Estate Investment Trusts - 0.8%
American Tower Trust #1 3.65%, 03/15/2048 (E)	120,000	128,958
CBL & Associates, LP 5.25%, 12/01/2023 (C)	139,000	97,328
EPR Properties 4.75%, 12/15/2026	104,000	113,304
HCP, Inc. 3.50%, 07/15/2029	51,000	53,694
Healthcare Trust of America Holdings, LP 3.10%, 02/15/2030	59,000	59,038
Highwoods Realty, LP 3.05%, 02/15/2030	75,000	73,946
Kilroy Realty, LP 4.25%, 08/15/2029	89,000	97,522
Life Storage, LP 4.00%, 06/15/2029	52,000	55,772
Service Properties Trust 5.00%, 08/15/2022	92,000	96,312
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	88,000	96,626
WEA Finance LLC 4.13%, 09/20/2028 (E)	93,000	101,186

		973,686

Food & Staples Retailing - 0.2%
Sysco Corp. 3.30%, 07/15/2026	70,000	73,896
Walmart, Inc. 3.63%, 12/15/2047	118,000	131,325

		205,221

Health Care Equipment & Supplies - 0.3%
Abbott Laboratories 3.75%, 11/30/2026	100,000	109,564
Alcon Finance Corp. 2.75%, 09/23/2026 (E)	200,000	204,187

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Boston Scientific Corp. 4.70%, 03/01/2049	$ 73,000	$ 88,747

		402,498

Health Care Providers & Services - 0.3%
Cigna Corp. 4.13%, 11/15/2025	58,000	62,818
CVS Health Corp.
2.13%, 06/01/2021	50,000	50,077
4.10%, 03/25/2025	61,000	65,532
HCA Healthcare, Inc. 6.25%, 02/15/2021	50,000	52,375
HCA, Inc.
4.13%, 06/15/2029	31,000	32,842
5.25%, 04/15/2025	18,000	20,027
Quest Diagnostics, Inc. 4.20%, 06/30/2029	102,000	112,834

		396,505

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	82,000	86,043

Industrial Conglomerates - 0.1%
Carlisle Cos., Inc. 3.75%, 12/01/2027	80,000	84,455
General Electric Co. 6.88%, 01/10/2039, MTN	17,000	22,506

		106,961

Insurance - 0.5%
Athene Global Funding 3.00%, 07/01/2022 (E)	81,000	82,435
CNA Financial Corp. 3.90%, 05/01/2029	57,000	61,874
Hartford Financial Services Group, Inc. 2.80%, 08/19/2029	139,000	139,644
Lincoln National Corp. 3.63%, 12/12/2026	74,000	78,342
Markel Corp. 3.35%, 09/17/2029	33,000	33,710
Reinsurance Group of America, Inc. 3.90%, 05/15/2029	122,000	130,861
RenaissanceRe Finance, Inc. 3.45%, 07/01/2027	111,000	114,733

		641,599

Interactive Media & Services - 0.3%
Baidu, Inc. 4.38%, 05/14/2024	200,000	212,631
Tencent Holdings, Ltd. 3.28%, 04/11/2024 (E)	97,000	99,886

		312,517

Internet & Direct Marketing Retail - 0.1%
Booking Holdings, Inc. 3.60%, 06/01/2026	45,000	48,720
Expedia Group, Inc.
3.25%, 02/15/2030 (E)	40,000	40,027
3.80%, 02/15/2028	72,000	75,541

		164,288

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services - 0.1%
DXC Technology Co. 4.75%, 04/15/2027	$ 27,000	$ 28,535
Fidelity National Information Services, Inc. 3.75%, 05/21/2029	38,000	41,376
Fiserv, Inc. 3.50%, 07/01/2029	69,000	72,990

		142,901

Life Sciences Tools & Services - 0.0% (B)
Thermo Fisher Scientific, Inc. 5.30%, 02/01/2044	40,000	51,420

Media - 0.3%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, 01/15/2024	6,000	6,148
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	49,000	50,159
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (E)	35,000	36,433
NBCUniversal Media LLC
4.38%, 04/01/2021	182,000	188,311
4.45%, 01/15/2043	42,000	48,546

		329,597

Metals & Mining - 0.2%
Anglo American Capital PLC 4.00%, 09/11/2027 (E)	200,000	207,668
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	45,000	45,675

		253,343

Multi-Utilities - 0.3%
Black Hills Corp. 4.25%, 11/30/2023	79,000	84,365
CMS Energy Corp.
3.88%, 03/01/2024	19,000	20,035
4.88%, 03/01/2044	29,000	35,022
Dominion Energy, Inc. 2.58%, 07/01/2020	69,000	69,206
DTE Electric Co. 4.30%, 07/01/2044	90,000	107,560
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	8,000	8,134

		324,322

Oil, Gas & Consumable Fuels - 1.2%
BP Capital Markets PLC 3.12%, 05/04/2026	193,000	199,232
Energy Transfer Operating, LP
5.15%, 03/15/2045	148,000	154,288
5.95%, 10/01/2043	31,000	34,619
Enterprise Products Operating LLC 4.25%, 02/15/2048	115,000	123,403
EOG Resources, Inc. 2.45%, 04/01/2020 (C)	78,000	78,133
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	58,000	61,762
Nexen, Inc. 5.88%, 03/10/2035	10,000	12,931

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc. 3.25%, 10/15/2029	$ 119,000	$ 118,401
Occidental Petroleum Corp. 5.55%, 03/15/2026	68,000	77,206
Petroleos Mexicanos
6.84%, 01/23/2030 (E)	139,000	148,382
7.69%, 01/23/2050 (E)	17,000	18,473
Plains All American Pipeline, LP / PAA Finance Corp. 3.55%, 12/15/2029	108,000	103,258
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	46,000	48,529
Shell International Finance BV
2.50%, 09/12/2026	114,000	116,336
3.75%, 09/12/2046	34,000	37,871
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	32,000	33,803
4.63%, 03/01/2034	31,000	35,387
Williams Cos., Inc.
5.40%, 03/04/2044	31,000	34,407
7.88%, 09/01/2021	29,000	31,852

		1,468,273

Pharmaceuticals - 0.4%
AstraZeneca PLC
2.38%, 06/12/2022	72,000	72,675
4.00%, 01/17/2029	28,000	31,362
4.38%, 08/17/2048	71,000	84,320
Bayer Finance LLC 3.00%, 10/08/2021 (E)	200,000	202,750
Bristol-Myers Squibb Co. 3.20%, 06/15/2026 (E)	42,000	44,606
Merck & Co., Inc. 3.40%, 03/07/2029	46,000	50,172

		485,885

Road & Rail - 0.2%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	15,000	15,475
3.75%, 04/01/2024	10,000	10,708
CSX Corp. 3.80%, 11/01/2046	50,000	52,528
Park Aerospace Holdings, Ltd. 5.50%, 02/15/2024 (E)	172,000	189,097

		267,808

Semiconductors & Semiconductor Equipment - 0.4%
Intel Corp. 2.88%, 05/11/2024	127,000	132,175
KLA Corp. 4.10%, 03/15/2029	68,000	75,321
Lam Research Corp. 3.75%, 03/15/2026	78,000	84,217
NXP BV / NXP Funding LLC 4.88%, 03/01/2024 (E)	38,000	41,292
QUALCOMM, Inc. 3.25%, 05/20/2027	66,000	69,437
Sensata Technologies, Inc. Co. 4.38%, 02/15/2030 (E)	11,000	11,076

		413,518

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 0.0% (B)
Microsoft Corp. 3.30%, 02/06/2027	$ 45,000	$ 48,711

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc. 2.85%, 02/23/2023	92,000	94,860
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (E)	66,000	75,331
Western Digital Corp. 4.75%, 02/15/2026 (C)	120,000	122,628

		292,819

Tobacco - 0.2%
Altria Group, Inc. 4.40%, 02/14/2026	92,000	99,224
BAT Capital Corp. 3.22%, 08/15/2024	96,000	97,460

		196,684

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.45%, 07/01/2024 (E)	53,000	55,226

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV 3.13%, 07/16/2022	200,000	205,022
Crown Castle Towers LLC
3.22%, 05/15/2042 (E)	42,000	42,533
3.72%, 07/15/2043 (E)	105,000	108,830
Sprint Corp. 7.88%, 09/15/2023	42,000	46,357

		402,742

Total Corporate Debt Securities (Cost $16,017,981)		16,744,779

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Colombia - 0.2%
Colombia Government International Bond 4.50%, 01/28/2026	200,000	218,800

Indonesia - 0.2%
Indonesia Government International Bond 5.38%, 10/17/2023 (E)	200,000	220,593

Mexico - 0.1%
Mexico Government International Bond 3.75%, 01/11/2028	116,000	120,930

Peru - 0.1%
Peru Government International Bond 7.35%, 07/21/2025	100,000	126,851

Total Foreign Government Obligations (Cost $655,351)		687,174

MORTGAGE-BACKED SECURITIES - 4.4%
Alternative Loan Trust Series 2007-22, Class 2A16, 6.50%, 09/25/2037	170,243	112,488
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	140,000	139,982
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (E)	315,000	312,536

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BBCMS Trust Series 2013-TYSN, Class B, 4.04%, 09/05/2032 (E)	$ 245,000	$ 247,143
Caesars Palace Las Vegas Trust Series 2017-VICI, Class A, 3.53%, 10/15/2034 (E)	250,000	259,985
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	24,969	26,489
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	65,000	69,687
Series 2015-GC27, Class B,
3.77%, 02/10/2048	157,700	164,569
Citigroup Mortgage Loan Trust, Inc.
Series 2015-A, Class A1,
3.50% (D), 06/25/2058 (E)	68,026	68,774
Series 2018-RP1, Class A1,
3.00% (D), 09/25/2064 (E)	82,454	83,327
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	20,000	21,731
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	100,000	100,653
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	210,000	220,304
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (E)	100,000	101,255
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	132,000	134,197
CSMC Trust Series 2014-4R, Class 21A1, 1-Month LIBOR + 0.33%, 2.68% (D), 12/27/2035 (E)	124,958	124,384
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 4.72% (D), 03/18/2035	59,847	60,723
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	285,000	291,109
Impac CMB Trust Series 2004-6, Class 1A1, 1-Month LIBOR + 0.80%, 2.62% (D), 10/25/2034	39,975	40,059
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.79% (D), 08/25/2037	123,804	107,599
Merrill Lynch Mortgage Investors Trust Series 2003-F, Class A1, 1-Month LIBOR + 0.64%, 2.46% (D), 10/25/2028	23,380	23,492
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (E)	360,000	360,128
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (E)	109,452	109,203

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 3.31% (D), 08/15/2034 (E)	$ 345,626	$ 345,625
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	63,328	64,717
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	29,652	30,881
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	75,708	77,041
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	53,831	55,997
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	51,363	52,589
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	108,985	114,387
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	182,763	190,888
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	71,665	75,247
Series 2019-4A, Class A1B,
3.50% (D), 12/25/2058 (E)	241,898	249,768
Series 2019-5A, Class A1B,
3.50% (D), 07/01/2059 (E)	234,937	240,530
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	195,000	201,236
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (D), 01/11/2037 (E)	130,000	132,491
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1-Month LIBOR + 0.70%, 2.55% (D), 01/19/2034	57,738	57,386
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	225,000	231,322

Total Mortgage-Backed Securities (Cost $5,269,553)		5,299,922

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
California - 0.3%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	15,000	23,449
State of California, General Obligation Unlimited
7.30%, 10/01/2039	50,000	77,350
7.60%, 11/01/2040	55,000	92,801
7.95%, 03/01/2036	95,000	96,816
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	10,000	12,961

		303,377

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia - 0.0% (B)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	$ 10,000	$ 14,013

New Jersey - 0.0% (B)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	14,000	22,419

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	15,000	21,474
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	15,000	22,024
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	10,000	13,155
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	20,000	26,630

		83,283

Total Municipal Government Obligations (Cost $394,417)		423,092

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.0%
Federal Home Loan Mortgage Corp.
12-Month LIBOR + 1.90%, 5.03% (D), 02/01/2041	5,442	5,684
5.50%, 06/01/2041	18,742	21,059
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.89%, 06/25/2027	379,781	394,974
3.01%, 07/25/2025	388,000	408,237
3.06% (D), 08/25/2024	405,000	421,805
Federal National Mortgage Association
3.33% (D), 10/25/2023	49,396	51,990
3.50%, 11/01/2028 - 01/01/2029	75,103	78,745
4.00%, 10/01/2025 - 06/01/2042	49,138	51,998
4.50%, 02/01/2025 - 06/01/2026	57,111	59,933
12-Month LIBOR + 1.75%, 4.82% (D), 03/01/2041	4,263	4,451
12-Month LIBOR + 1.82%, 4.90% (D), 03/01/2041	1,763	1,851
5.00%, 04/01/2039 - 11/01/2039	174,789	193,865
5.50%, 09/01/2036 - 12/01/2041	244,648	276,553
6.00%, 02/01/2038 - 06/01/2041	256,654	295,389
6.50%, 05/01/2040	34,231	39,419
Government National Mortgage Association, Interest Only STRIPS 0.80% (D), 02/16/2053	173,779	8,475
Uniform Mortgage-Backed Security
2.50%, TBA (G)	491,000	496,274

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Uniform Mortgage-Backed Security (continued)
3.00%, TBA (G)	$ 2,952,000	$ 3,001,979
3.50%, TBA (G)	2,673,000	2,744,419
4.00%, TBA (G)	1,088,000	1,129,055

Total U.S. Government Agency Obligations (Cost $9,644,995)		9,686,155

U.S. GOVERNMENT OBLIGATIONS - 9.2%
U.S. Treasury - 8.0%
U.S. Treasury Bond
2.25%, 08/15/2046	123,000	124,720
2.50%, 02/15/2045 - 05/15/2046	514,000	546,914
2.75%, 08/15/2042 - 11/15/2047	1,013,500	1,127,511
2.88%, 08/15/2045	166,000	189,130
3.00%, 05/15/2042 - 08/15/2048	247,100	287,639
3.13%, 05/15/2048	17,000	20,429
3.50%, 02/15/2039	369,000	457,992
3.63%, 02/15/2044	1,105,300	1,412,625
4.50%, 02/15/2036	69,000	94,517
4.75%, 02/15/2037	535,000	761,163
5.25%, 02/15/2029	177,000	231,393
U.S. Treasury Note
1.13%, 06/30/2021 - 09/30/2021	255,000	252,990
1.50%, 08/15/2026	145,000	144,031
1.63%, 08/15/2022 - 05/15/2026	399,800	400,782
1.75%, 11/30/2021	163,000	163,662
1.88%, 11/30/2021	155,000	156,084
2.00%, 01/31/2020 - 12/31/2021	625,000	628,127
2.25%, 11/15/2027	311,300	325,734
2.50%, 08/15/2023	156,000	161,558
2.63%, 08/15/2020 - 02/15/2029	1,296,900	1,330,288
2.88%, 05/15/2028 - 05/15/2049	464,500	526,692
3.13%, 11/15/2028	249,500	279,781

		9,623,762

U.S. Treasury Inflation-Protected Securities - 1.2%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	88,184	99,241
2.50%, 01/15/2029	325,896	394,241
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	947,898	963,960

		1,457,442

Total U.S. Government Obligations (Cost $10,343,077)		11,081,204

COMMERCIAL PAPER - 5.2%
Banks - 1.8%
Banco Santander SA 2.22% (L), 11/08/2019	325,000	324,862
Bedford Row Funding Corp. 2.14% (L), 12/17/2019	475,000	473,725
Concord Minutemen Capital Co. 2.15% (L), 01/02/2020	425,000	423,456
HSBC Bank PLC 1.96% (L), 01/23/2020	450,000	448,008
Skandinaviska Enskilda Banken AG 2.20% (L), 11/06/2019	474,000	473,858

		2,143,909

	Principal	Value

COMMERCIAL PAPER (continued)
Capital Markets - 0.2%
Cedar Springs Capital Co. LLC 2.16% (L), 12/04/2019	$ 300,000	$ 299,417

Diversified Financial Services - 2.9%
Alpine Securitization 2.19% (L), 11/21/2019	300,000	299,642
Atlantic Asset Securitization LLC
2.10% (L), 12/17/2019	250,000	249,342
2.14% (L), 11/12/2019	250,000	249,840
Bennington Stark Capital Co. LLC 2.17% (L), 11/19/2019	400,000	399,574
Gotham Funding Corp. 2.18% (L), 12/13/2019	300,000	299,251
Le Fayette Asset Securitization LLC 2.15% (L), 12/03/2019	300,000	299,437
Mont Blanc Capital Corp. 2.32% (L), 11/05/2019	300,000	299,924
Nieuw Amsterdam Receivables Corp. 2.11% (L), 01/15/2020	400,000	398,275
Ridgefield Funding Co. 2.19% (L), 11/19/2019	250,000	249,731
Sheffield Receivables Corp. 2.18% (L), 11/19/2019	500,000	499,465
Victory Receivables 2.18% (L), 12/13/2019	250,000	249,376

		3,493,857

Software - 0.3%
Manhattan Asset Funding Co. LLC 2.13% (L), 01/13/2020	400,000	398,305

Total Commercial Paper (Cost $6,335,488)		6,335,488

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.8%
U.S. Treasury Bill
1.73% (L), 01/02/2020	700,000	697,956
1.88% (L), 11/21/2019	175,000	174,821
2.01% (L), 11/07/2019	125,000	124,959

Total Short-Term U.S. Government Obligations (Cost $997,736)		997,736

	Shares	Value
OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (L)	484,478	484,478

Total Other Investment Company (Cost $484,478)		484,478

Total Investments (Cost $114,964,200)		127,533,506
Net Other Assets (Liabilities) - (5.7)%		(6,860,300)

Net Assets - 100.0%		$ 120,673,206

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FUTURES CONTRACTS:

Long Futures Contracts:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	2	12/20/2019	$300,154	$303,580	$3,426	$—

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value
ASSETS
Investments
Common Stocks	$72,157,592	$—	$—	$72,157,592
Preferred Stock	7,638	—	—	7,638
Asset-Backed Securities	—	3,628,248	—	3,628,248
Corporate Debt Securities	—	16,744,779	0	16,744,779
Foreign Government Obligations	—	687,174	—	687,174
Mortgage-Backed Securities	—	5,299,922	—	5,299,922
Municipal Government Obligations	—	423,092	—	423,092
U.S. Government Agency Obligations	—	9,686,155	—	9,686,155
U.S. Government Obligations	—	11,081,204	—	11,081,204
Commercial Paper	—	6,335,488	—	6,335,488
Short-Term U.S. Government Obligations	—	997,736	—	997,736
Other Investment Company	484,478	—	—	484,478

Total Investments	$72,649,708	$54,883,798	$0	$127,533,506

Other Financial Instruments
Futures Contracts (O)	$3,426	$—	$—	$3,426

Total Other Financial Instruments	$3,426	$—	$—	$3,426

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $474,665. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $12,815,107, representing 10.6% of the Fund’s net assets.
(F)	Rounds to less than $1 or $(1).
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Security is Level 3 of the fair value hierarchy.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2019, the value of the security is $0, representing 0.00% of the Fund’s net assets.
(K)	Securities deemed worthless.
(L)	Rates disclosed reflect the yields at October 31, 2019.
(M)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Fund.
(O)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2019 began with the prospects of healthy but moderating economic activity and global trade tensions that could potentially derail it. As consumption, fixed investments and government spending growth slowed, so did year-over-year gross domestic product (“GDP”) growth. Lower expectations prevailed throughout the year while any lingering optimism was reduced by a tumultuous geopolitical environment. As trade wars between the U.S. and China, and Japan and South Korea intensified, so did their impact on underlying economies.

Risks around trade policy were a concern for the U.S. Federal Reserve (“Fed”), which lowered 2019 GDP projections in December. Still, they stayed the course in normalizing rates given continued economic strength, and hiked rates once more in December of 2018. As a result, market expectations on Fed action soured, pricing in no further hike for the entirety of 2019 as a jolt of volatility overtook risk assets. The Fed’s more dovish tone and concerns over an inverted yield curve were top of mind for investors at the start of calendar year 2019. After cutting rates by 25 basis points in July and September, softening economic data and continued below-target inflation gave the green light to the Fed to trim its federal funds rate a quarter of a point at its October meeting.

Despite a rough start and volatility throughout the year, the credit markets performed well, both on a total and excess return basis. U.S. equities and high yield bonds posted their largest quarterly losses at the beginning of the fiscal year, which, when combined with higher volatility, depressed risk-return profiles for the quarter. Losses for investment grade bonds were more muted. As volatility normalized and financial conditions eased, risk assets, led by U.S. equities and high yield bonds, posted positive results in the second quarter. During the third quarter, risk assets and Treasuries posted positive results, led by U.S. equities and investment grade bonds. U.S. risk assets have broadly gained so far in the fourth quarter, led by investment grade bonds and Treasuries. October was risk-on with equities delivering positive returns in the U.S. Investment grade, high yield, and Treasuries also posted modest gains for the month.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Bond (Class A) returned 9.00%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 11.51%.

STRATEGY REVIEW

Duration increased in the portfolio over the last year as our views on the interest rate environment evolved on macroeconomic developments. Although the duration gap relative to the benchmark narrowed over the year, we remained underweight duration during the period, which negatively impacted active returns as rates rallied across the curve.

We continued to favor exposure to spread-based assets over the year. While this positoning was a detractor overall, excess coupon contributed postively, particularly from high yield corporate credit, investment grade corporate credit, and securitized assets. However, this positive carry was completely offset by the spread volatility and interest rate effects during the period.

At an asset class level, the portfolio’s allocation to longer duration Treasury securities versus the benchmark was the largest positive contributor to returns, while the portfolio’s underweight allocation to agency residential mortgage-backed securities also contributed. These positives were offset by the portfolio’s overweight to shorter duration asset-backed securities, commercial mortgage-backed securities, and non-agency residential mortgage-backed securities.

Security selection within corporate credit, specifically investment grade, detracted from returns. While sector allocations to communications, wireless and consumer transports contributed positively to relative returns, security selection was negative in each. This led to an overall negative contribution to returns from corporate credit.

Bradley D. Doyle, CFA

Jeremy Mead, CFA

Doug Weih, CFA

Brian W. Westhoff, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2019

Transamerica Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	45.8%
Mortgage-Backed Securities	15.9
U.S. Government Obligations	13.8
Asset-Backed Securities	12.7
U.S. Government Agency Obligations	5.4
Commercial Paper	3.3
Repurchase Agreement	2.8
Short-Term U.S. Government Obligations	1.7
Loan Assignments	1.2
Other Investment Company	1.2
Foreign Government Obligations	1.1
Preferred Stocks	0.5
Municipal Government Obligations	0.5
Net Other Assets (Liabilities)	(5.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	20.9%
AAA	14.8
AA	4.3
A	14.4
BBB	28.5
BB	7.2
B	8.5
CCC and Below	1.1
Not Rated	6.2
Net Other Assets (Liabilities)	(5.9)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	6.66
Duration †	4.80

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2019

Transamerica Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	3.78%	2.48%	5.08%	06/29/1987
Class A (NAV)	9.00%	3.48%	5.60%	06/29/1987
Bloomberg Barclays US Aggregate Bond Index (A)	11.51%	3.24%	3.73%
Class C (POP)	7.24%	2.79%	4.87%	11/11/2002
Class C (NAV)	8.24%	2.79%	4.87%	11/11/2002
Class I (NAV)	9.44%	3.84%	5.77%	11/30/2009
Class I2 (NAV)	9.49%	3.91%	6.01%	11/08/2004
Class R6 (NAV)	9.49%	N/A	4.04%	05/29/2015

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates may go up, causing the value of the Fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Investing in bond funds entails interest rate and credit risk as well as additional risks such as high-yield/high-risk bonds and is subject to greater levels of liquidity risk. These risks are described in more detail in the prospectus.

Transamerica Funds	Annual Report 2019

Transamerica Bond

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES - 12.7%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$ 818,320	$ 899,391
Access Point Funding I LLC Series 2017-A, Class A, 3.06%, 04/15/2029 (A)	82,749	82,756
Avid Automobile Receivables Trust Series 2019-1, Class A, 2.62%, 02/15/2024 (A)	1,725,000	1,725,970
Battalion CLO XII, Ltd.
Series 2018-12A, Class A1,
3-Month LIBOR + 1.07%, 3.19% (B), 05/17/2031 (A)	2,500,000	2,469,700
Benefit Street Partners CLO VII, Ltd.
Series 2015-VIIA, Class A2R,
3-Month LIBOR + 1.20%, 3.20% (B), 07/18/2027 (A)	525,000	521,446
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (A)	273,192	274,321
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (A)	1,276,330	1,274,838
CIFC Funding, Ltd.
Series 2015-2A, Class BR,
3-Month LIBOR + 1.25%, 3.25% (B), 04/15/2027 (A)	2,810,000	2,800,370
Countrywide Asset-Backed Certificates
Series 2002-S3, Class A5,
4.93% (B), 05/25/2032	6,731	6,733
Series 2006-6, Class 2A3,
1-Month LIBOR + 0.28%, 2.10% (B), 09/25/2036	684,530	684,963
Diamond Resorts Owner Trust Series 2019-1A, Class A, 2.89%, 02/20/2032 (A)	2,482,271	2,493,119
ExteNet LLC Series 2019-1A, Class A2, 3.20%, 07/26/2049 (A)	2,765,000	2,791,711
GSAA Home Equity Trust
Series 2006-1, Class A3,
1-Month LIBOR + 0.33%, 2.15% (B), 01/25/2036	1,403,914	916,902
Hertz Vehicle Financing II, LP Series 2017-2A, Class A, 3.29%, 10/25/2023 (A)	1,100,000	1,126,750
Hilton Grand Vacations Trust Series 2018-AA, Class C, 4.00%, 02/25/2032 (A)	1,415,047	1,460,093
Jamestown CLO IV Ltd.
Series 2014-4A, Class A2R,
3-Month LIBOR + 1.35%, 3.35% (B), 07/15/2026 (A)	2,650,000	2,650,249
JG Wentworth XXI LLC Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	668,212	700,734
JGWPT XXIII LLC Series 2011-1A, Class A, 4.70%, 10/15/2056 (A)	1,649,470	1,831,807

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Lehman XS Trust
Series 2005-8, Class 1A3,
1-Month LIBOR + 0.35%, 2.17% (B), 12/25/2035	$ 1,198,147	$ 1,264,777
Longfellow Place CLO, Ltd.
Series 2013-1A, Class ARR,
3-Month LIBOR + 1.34%, 3.34% (B), 04/15/2029 (A)	7,050,000	7,032,587
Mountain View CLO, Ltd.
Series 2014-1A, Class BRR,
3-Month LIBOR + 1.45%, 3.45% (B), 10/15/2026 (A)	2,000,000	1,985,842
MVW LLC Series 2019-2A, Class B, 2.44%, 10/20/2038 (A)	2,000,000	1,997,387
MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (A)	3,907,769	3,978,884
New Residential Advanced Receivables Trust
Series 2019-T2, Class AT2,
2.52%, 08/15/2053 (A)	9,790,000	9,777,977
Series 2019-T3, Class AT3,
2.51%, 10/20/2052 (A)	11,475,000	11,518,730
Series 2019-T3, Class CT3,
2.71%, 10/20/2052 (A)	2,000,000	2,007,577
Series 2019-T4, Class BT4,
2.46%, 10/15/2051 (A)	600,000	600,549
Series 2019-T4, Class CT4,
2.51%, 10/15/2051 (A)	3,000,000	3,002,738
Series 2019-T4, Class DT4,
2.80%, 10/15/2051 (A)	4,250,000	4,253,820
NRZ Advance Receivables Trust
Series 2019-T1, Class BT1,
2.84%, 07/15/2052 (A)	3,255,000	3,273,739
Series 2019-T1, Class DT1,
3.33%, 07/15/2052 (A)	2,800,000	2,815,666
Ocwen Master Advance Receivables Trust
Series 2019-T1, Class AT1,
2.51%, 08/15/2050 (A)	3,542,000	3,551,188
Series 2019-T1, Class BT1,
2.66%, 08/15/2050 (A)	467,000	468,205
Series 2019-T1, Class CT1,
2.81%, 08/15/2050 (A)	583,000	584,503
Series 2019-T1, Class DT1,
3.11%, 08/15/2050 (A)	636,000	637,637
Series 2019-T2, Class AT2,
2.42%, 08/15/2051 (A)	3,574,000	3,586,080
Series 2019-T2, Class BT2,
2.65%, 08/15/2051 (A)	800,000	802,765
Series 2019-T2, Class CT2,
2.75%, 08/15/2051 (A)	1,172,000	1,176,031
Series 2019-T2, Class DT2,
3.04%, 08/15/2051 (A)	1,373,000	1,377,652
Orange Lake Timeshare Trust
Series 2014-AA, Class A,
2.29%, 07/09/2029 (A)	249,554	248,978

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Orange Lake Timeshare Trust (continued)
Series 2016-A, Class A,
2.61%, 03/08/2029 (A)	$ 681,446	$ 685,694
Series 2018-A, Class C,
3.74%, 11/08/2030 (A)	1,321,981	1,337,015
Series 2019-A, Class A,
3.06%, 04/09/2038 (A)	871,535	883,638
Series 2019-A, Class C,
3.61%, 04/09/2038 (A)	871,530	886,536
OZLM Funding IV, Ltd.
Series 2013-4A, Class A2R,
3-Month LIBOR + 1.70%, 3.65% (B), 10/22/2030 (A)	3,000,000	2,942,028
Sierra Timeshare Receivables Funding LLC
Series 2018-3A, Class A,
3.69%, 09/20/2035 (A)	1,796,668	1,839,367
Series 2018-3A, Class D,
5.20%, 09/20/2035 (A)	802,286	810,715
Series 2019-1A, Class B,
3.42%, 01/20/2036 (A)	1,420,480	1,446,116
Series 2019-2A, Class A,
2.59%, 05/20/2036 (A)	2,098,349	2,111,071
Series 2019-2A, Class D,
4.54%, 05/20/2036 (A)	2,129,013	2,155,049
Small Business Lending Trust Series 2019-A, Class A, 2.85%, 07/15/2026 (A)	5,701,820	5,701,067
Sofi Consumer Loan Program LLC Series 2017-1, Class A, 3.28%, 01/26/2026 (A)	434,368	437,738
Soundview Home Loan Trust
Series 2006-3, Class A3,
1-Month LIBOR + 0.16%, 1.98% (B), 11/25/2036	1,046,233	1,029,972
SPS Servicer Advanced Receivables Trust
Series 2019-T1, Class DT1,
2.63%, 10/15/2051 (A)	900,000	900,730
Series 2019-T2, Class AT2,
2.32%, 10/15/2052 (A) (C)	5,500,000	5,500,000
STORE Master Funding I LLC
Series 2015-1A, Class A1,
3.75%, 04/20/2045 (A)	4,366,493	4,455,653
Series 2015-1A, Class A2,
4.17%, 04/20/2045 (A)	896,368	920,407
STORE Master Funding LLC
Series 2013-3A, Class A2,
5.21%, 11/20/2043 (A)	783,842	825,224
Series 2014-1A, Class A1,
4.21%, 04/20/2044 (A)	232,527	236,597
TICP CLO I, Ltd.
Series 2015-1A, Class BR,
3-Month LIBOR + 1.30%, 3.27% (B), 07/20/2027 (A)	1,440,000	1,434,334
TICP CLO III, Ltd.
Series 2018-3R, Class B,
3-Month LIBOR + 1.35%, 3.32% (B), 04/20/2028 (A)	1,250,000	1,242,271

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust
Series 2016-4, Class A1,
2.25% (B), 07/25/2056 (A)	$ 322,411	$ 321,837
Series 2017-1, Class A1,
2.75% (B), 10/25/2056 (A)	840,547	850,493
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (A)	1,322,387	1,334,619
Series 2017-4, Class A1,
2.75% (B), 06/25/2057 (A)	1,302,437	1,317,724
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (A)	2,680,491	2,702,810
Series 2018-2, Class A1,
3.25% (B), 03/25/2058 (A)	4,149,846	4,241,590
Series 2018-3, Class A1,
3.75% (B), 05/25/2058 (A)	8,612,695	8,946,855
Series 2018-5, Class A1A,
3.25% (B), 07/25/2058 (A)	3,374,782	3,459,031
Series 2019-1, Class A1,
3.75% (B), 03/25/2058 (A)	15,035,379	15,872,298
Trafigura Securitisation Finance PLC Series 2018-1A, Class A2, 3.73%, 03/15/2022 (A)	3,090,000	3,151,222
Welk Resorts LLC
Series 2015-AA, Class A,
2.79%, 06/16/2031 (A)	660,550	661,795
Series 2019-AA, Class A,
2.80%, 06/15/2038 (A)	1,885,410	1,906,199
Wellfleet CLO, Ltd.
Series 2016-2A, Class A2R,
3-Month LIBOR + 1.58%, 3.55% (B), 10/20/2028 (A)	4,725,000	4,667,932

Total Asset-Backed Securities (Cost $174,675,602)		177,870,792

CORPORATE DEBT SECURITIES - 45.8%
Aerospace & Defense - 0.1%
Northrop Grumman Corp. 3.20%, 02/01/2027	738,000	772,637

Airlines - 1.7%
America West Airlines Pass-Through Trust 8.06%, 01/02/2022	560,757	582,483
American Airlines Pass-Through Trust
3.15%, 08/15/2033	2,621,000	2,741,198
3.70%, 04/01/2028	1,365,875	1,443,718
4.00%, 01/15/2027	2,102,350	2,226,075
Continental Airlines Pass-Through Trust 6.90%, 10/19/2023	94,358	98,419
Delta Air Lines Pass-Through Trust
3.20%, 10/25/2025	1,655,000	1,731,136
4.75%, 11/07/2021	1,088,909	1,100,289
6.82%, 02/10/2024	1,339,137	1,466,944
JetBlue Pass-Through Trust 2.75%, 11/15/2033 (D)	2,848,000	2,875,882
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	768,861	768,808
United Airlines Holdings, Inc.
4.25%, 10/01/2022	1,500,000	1,549,080
4.88%, 01/15/2025	1,500,000	1,575,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
United Airlines Pass-Through Trust
2.70%, 11/01/2033	$ 1,051,000	$ 1,057,395
3.75%, 03/03/2028	1,597,486	1,694,726
4.15%, 02/25/2033	2,400,000	2,626,779
US Airways Pass-Through Trust 3.95%, 05/15/2027	302,410	318,618

		23,856,550

Auto Components - 0.3%
Panther BF Aggregator 2, LP / Panther Finance Co., Inc. 6.25%, 05/15/2026 (A)	1,808,000	1,911,418
Weichai International Hong Kong Energy Group Co., Ltd.
Fixed until 09/14/2022 (E), 3.75% (B) (F)	1,600,000	1,608,748

		3,520,166

Automobiles - 0.2%
General Motors Co. 6.25%, 10/02/2043	2,723,000	3,042,407

Banks - 7.0%
Banco Santander SA 2.71%, 06/27/2024	3,400,000	3,452,712
Bank of America Corp.
Fixed until 01/23/2025, 3.37% (B), 01/23/2026	2,350,000	2,458,242
Fixed until 12/20/2027, 3.42% (B), 12/20/2028	6,296,000	6,590,108
5.88%, 02/07/2042, MTN	891,000	1,254,627
Barclays Bank PLC 10.18%, 06/12/2021 (A)	2,164,000	2,422,717
Barclays PLC
Fixed until 02/15/2022, 4.61% (B), 02/15/2023	1,317,000	1,375,690
BB&T Corp.
Fixed until 09/01/2024 (E), 4.80% (B)	5,098,000	5,187,215
BBVA Bancomer SA
Fixed until 09/13/2029, 5.88% (B), 09/13/2034 (A)	3,805,000	3,865,880
6.50%, 03/10/2021 (A)	1,105,000	1,160,261
6.75%, 09/30/2022 (A)	1,500,000	1,645,950
BNP Paribas SA
Fixed until 03/14/2022 (E), 6.75% (A) (B)	2,429,000	2,556,523
BPCE SA
2.70%, 10/01/2029 (A)	3,243,000	3,245,109
3.50%, 10/23/2027 (A)	3,484,000	3,623,279
CIT Bank NA
Fixed until 09/27/2024, 2.97% (B), 09/27/2025	3,010,000	3,034,456
Citigroup, Inc.
Fixed until 04/24/2024, 3.35% (B), 04/24/2025	2,836,000	2,950,460
Fixed until 10/27/2027, 3.52% (B), 10/27/2028	3,408,000	3,587,586
Fixed until 09/12/2024 (E), 5.00% (B)	2,894,000	2,991,672

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Commerzbank AG 8.13%, 09/19/2023 (A)	$ 2,891,000	$ 3,376,924
Credit Agricole SA 2.38%, 01/22/2025 (A)	6,243,000	6,246,356
Danske Bank A/S
Fixed until 12/20/2024, 3.24% (B), 12/20/2025 (A)	3,008,000	3,053,067
Discover Bank
3.45%, 07/27/2026	2,949,000	3,060,399
4.65%, 09/13/2028	2,953,000	3,317,625
HSBC Holdings PLC
Fixed until 09/17/2024 (E), 6.38% (B) (G)	3,343,000	3,526,865
ING Bank NV 5.80%, 09/25/2023 (A)	963,000	1,070,299
Intesa Sanpaolo SpA
4.00%, 09/23/2029 (A)	2,974,000	3,015,212
5.02%, 06/26/2024 (A)	595,000	621,077
JPMorgan Chase & Co.
Fixed until 07/23/2023, 3.80% (B), 07/23/2024	3,136,000	3,316,935
4.13%, 12/15/2026	4,486,000	4,898,153
National Australia Bank, Ltd.
Fixed until 08/02/2029, 3.93% (B), 08/02/2034 (A)	4,905,000	5,073,543
UniCredit SpA 6.57%, 01/14/2022 (A)	2,283,000	2,457,863
Wells Fargo & Co.
3-Month LIBOR + 3.77%, 5.89% (B), 12/15/2019 (E) (G)	2,848,000	2,883,600
Wells Fargo Bank NA 5.95%, 08/26/2036	459,000	610,085

		97,930,490

Beverages - 2.0%
Anheuser-Busch InBev Finance, Inc. 3.70%, 02/01/2024	1,543,000	1,646,124
Anheuser-Busch InBev Worldwide, Inc.
4.15%, 01/23/2025	2,390,000	2,612,898
4.44%, 10/06/2048	844,000	947,354
4.75%, 01/23/2029	3,118,000	3,623,759
Constellation Brands, Inc.
2.65%, 11/07/2022	2,509,000	2,547,404
3.15%, 08/01/2029	1,041,000	1,060,080
3.70%, 12/06/2026	2,851,000	3,051,863
Cott Holdings, Inc. 5.50%, 04/01/2025 (A)	4,510,000	4,701,675
Pernod Ricard SA
4.45%, 01/15/2022 (A)	6,778,000	7,120,899
5.75%, 04/07/2021 (A)	777,000	817,832

		28,129,888

Biotechnology - 0.2%
AbbVie, Inc. 3.20%, 05/14/2026	3,202,000	3,279,137

Building Products - 0.5%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	2,215,000	1,938,125

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Building Products (continued)
Builders FirstSource, Inc. 5.63%, 09/01/2024 (A)	$ 4,316,000	$ 4,488,640

		6,426,765

Capital Markets - 2.6%
Bank of New York Mellon Corp.
Fixed until 06/20/2020 (E), 4.95% (B)	1,556,000	1,571,560
Charles Schwab Corp.
3.20%, 03/02/2027	3,118,000	3,272,954
Fixed until 12/01/2027 (E), 5.00% (B) (G)	3,340,000	3,398,450
Credit Suisse AG 6.50%, 08/08/2023 (A)	3,070,000	3,411,537
Credit Suisse Group AG
Fixed until 08/21/2026 (E), 6.38% (A) (B)	2,297,000	2,420,464
Fixed until 09/12/2025 (E), 7.25% (A) (B)	2,165,000	2,354,438
Goldman Sachs Group, Inc.
3.85%, 01/26/2027	3,241,000	3,448,779
5.25%, 07/27/2021	3,202,000	3,375,351
Lazard Group LLC 4.50%, 09/19/2028	2,336,000	2,564,532
Morgan Stanley
3.13%, 01/23/2023, MTN	755,000	776,840
4.00%, 07/23/2025, MTN	5,828,000	6,320,485
UBS AG 7.63%, 08/17/2022	1,105,000	1,245,335
UBS Group AG
Fixed until 08/13/2029, 3.13% (B), 08/13/2030 (A)	1,377,000	1,417,352
Fixed until 08/10/2021 (E), 7.13% (B) (F)	1,055,000	1,109,069

		36,687,146

Chemicals - 0.7%
Mosaic Co. 4.05%, 11/15/2027 (G)	800,000	845,758
NOVA Chemicals Corp. 4.88%, 06/01/2024 (A)	2,800,000	2,842,000
Nutrien, Ltd. 4.20%, 04/01/2029	2,514,000	2,779,841
Syngenta Finance NV 3.93%, 04/23/2021 (A)	3,855,000	3,920,014

		10,387,613

Commercial Services & Supplies - 0.4%
Ashtead Capital, Inc.
4.25%, 11/01/2029 (A)	1,358,000	1,371,580
5.25%, 08/01/2026 (A)	1,401,000	1,493,816
Stericycle, Inc. 5.38%, 07/15/2024 (A)	2,522,000	2,622,880

		5,488,276

Communications Equipment - 0.6%
CommScope, Inc. 5.50%, 03/01/2024 (A)	5,927,000	6,007,014
Nokia OYJ 3.38%, 06/12/2022	2,050,000	2,073,063

		8,080,077

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 1.2%
Ashton Woods LLC / Ashton Woods Finance Co.
6.75%, 08/01/2025 (A)	$ 990,000	$ 994,950
9.88%, 04/01/2027 (A)	2,000,000	2,230,000
IHS Holdco BV
7.13%, 03/18/2025 (A)	1,565,000	1,616,176
8.00%, 09/18/2027 (A) (G)	1,975,000	2,064,270
SBA Tower Trust
2.84%, 01/15/2050 (A)	6,883,000	6,951,425
2.88%, 07/15/2046 (A)	1,005,000	1,009,555
3.17%, 04/09/2047 (A)	880,000	891,673
3.45%, 03/15/2048 (A)	995,000	1,026,312

		16,784,361

Construction Materials - 0.7%
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	2,580,000	2,683,001
LafargeHolcim Finance LLC 3.50%, 09/22/2026 (A)	4,266,000	4,391,913
Martin Marietta Materials, Inc. 3.50%, 12/15/2027	2,300,000	2,404,694

		9,479,608

Consumer Finance - 1.6%
Ally Financial, Inc.
3.88%, 05/21/2024	2,830,000	2,955,652
8.00%, 03/15/2020	500,000	509,750
Altice Financing SA 7.50%, 05/15/2026 (A)	2,750,000	2,921,875
BMW Capital LLC 2.80%, 04/11/2026 (A)	4,540,000	4,599,633
Capital One Financial Corp. 3.30%, 10/30/2024	3,509,000	3,653,355
Ford Motor Credit Co. LLC 4.54%, 08/01/2026	1,612,000	1,623,738
Navient Corp. 5.00%, 10/26/2020	2,050,000	2,087,822
Springleaf Finance Corp.
7.13%, 03/15/2026	2,000,000	2,280,000
8.25%, 12/15/2020	1,980,000	2,106,225

		22,738,050

Containers & Packaging - 0.8%
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024 (A)	5,810,000	5,977,038
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020	2,878,250	2,888,180
WRKCo, Inc. 3.90%, 06/01/2028	2,405,000	2,577,884

		11,443,102

Diversified Financial Services - 1.0%
Aircastle, Ltd. 4.25%, 06/15/2026	3,705,000	3,854,062
Aviation Capital Group LLC
2.88%, 01/20/2022 (A)	2,349,000	2,361,994
3.50%, 11/01/2027 (A)	1,166,000	1,170,736
7.13%, 10/15/2020 (A)	2,704,000	2,825,285

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Virgin Media Secured Finance PLC 5.50%, 05/15/2029 (A)	$ 3,940,000	$ 4,186,250

		14,398,327

Diversified Telecommunication Services - 1.9%
AT&T, Inc. 3.40%, 05/15/2025	4,207,000	4,408,105
CenturyLink, Inc.
5.80%, 03/15/2022	3,035,000	3,205,719
6.45%, 06/15/2021	3,455,000	3,636,388
7.50%, 04/01/2024 (G)	1,750,000	1,986,250
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	4,855,000	5,231,262
Verizon Communications, Inc.
3.50%, 11/01/2024	870,000	924,287
4.13%, 03/16/2027	2,134,000	2,379,747
Virgin Media Finance PLC 6.00%, 10/15/2024 (A)	4,000,000	4,125,000

		25,896,758

Electric Utilities - 1.0%
Cleveland Electric Illuminating Co. 3.50%, 04/01/2028 (A)	4,009,000	4,215,402
EDP Finance BV 3.63%, 07/15/2024 (A)	8,739,000	9,033,443
Vistra Operations Co. LLC 5.00%, 07/31/2027 (A)	1,247,000	1,287,528

		14,536,373

Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp. 2.80%, 02/15/2030	1,106,000	1,090,231
Arrow Electronics, Inc. 3.50%, 04/01/2022	1,657,000	1,689,358
Keysight Technologies, Inc. 4.60%, 04/06/2027	3,886,000	4,327,024

		7,106,613

Energy Equipment & Services - 0.2%
Noble Holding International, Ltd. 6.05%, 03/01/2041	1,736,000	607,600
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	1,737,000	1,835,279

		2,442,879

Equity Real Estate Investment Trusts - 2.1%
CBL & Associates, LP 5.25%, 12/01/2023 (G)	997,000	698,099
EPR Properties 3.75%, 08/15/2029	2,420,000	2,460,780
HCP, Inc. 3.88%, 08/15/2024	2,877,000	3,085,624
Healthcare Trust of America Holdings, LP 3.10%, 02/15/2030	1,525,000	1,525,974
Highwoods Realty, LP
3.05%, 02/15/2030	619,000	610,305
4.20%, 04/15/2029	2,833,000	3,056,888
Iron Mountain, Inc. 5.25%, 03/15/2028 (A)	3,750,000	3,937,500
iStar, Inc. 5.25%, 09/15/2022	1,946,000	1,992,217

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Kilroy Realty, LP 4.75%, 12/15/2028	$ 2,039,000	$ 2,319,790
Life Storage, LP 4.00%, 06/15/2029	1,053,000	1,129,384
Service Properties Trust
4.65%, 03/15/2024	3,147,000	3,259,807
4.95%, 10/01/2029	2,914,000	2,924,305
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	1,709,000	1,876,512

		28,877,185

Food Products - 0.2%
Post Holdings, Inc. 5.63%, 01/15/2028 (A)	2,000,000	2,140,000

Health Care Equipment & Supplies - 0.4%
Abbott Laboratories 3.75%, 11/30/2026	1,407,000	1,541,573
Alcon Finance Corp. 2.75%, 09/23/2026 (A)	1,000,000	1,020,933
Becton Dickinson and Co. 3-Month LIBOR + 0.88%, 2.98% (B), 12/29/2020	655,000	655,314
Boston Scientific Corp. 4.70%, 03/01/2049	1,604,000	1,949,996

		5,167,816

Health Care Providers & Services - 1.0%
CHS / Community Health Systems, Inc.
8.00%, 03/15/2026 (A)	725,000	708,688
8.13%, 06/30/2024 (A)	116,000	88,160
Cigna Corp. 4.50%, 02/25/2026 (A)	1,028,000	1,119,156
CVS Health Corp. 4.78%, 03/25/2038	3,079,000	3,417,427
HCA, Inc.
4.13%, 06/15/2029	2,885,000	3,056,383
5.25%, 04/15/2025	2,342,000	2,605,764
Quest Diagnostics, Inc. 4.20%, 06/30/2029	2,067,000	2,286,555

		13,282,133

Hotels, Restaurants & Leisure - 1.6%
GLP Capital, LP / GLP Financing II, Inc. 4.00%, 01/15/2030	2,357,000	2,384,037
International Game Technology PLC 6.50%, 02/15/2025 (A)	2,792,000	3,102,610
MGM Resorts International
5.75%, 06/15/2025	5,150,000	5,710,062
6.63%, 12/15/2021	500,000	541,875
Scientific Games International, Inc.
8.25%, 03/15/2026 (A)	3,200,000	3,384,000
10.00%, 12/01/2022	2,714,000	2,792,028
Viking Cruises, Ltd. 5.88%, 09/15/2027 (A)	4,525,000	4,807,813

		22,722,425

Household Durables - 0.3%
Century Communities, Inc. 6.75%, 06/01/2027 (A)	1,319,000	1,411,330

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Household Durables (continued)
D.R. Horton, Inc. 4.38%, 09/15/2022	$ 2,438,000	$ 2,558,197
KB Home 7.63%, 05/15/2023	795,000	903,319

		4,872,846

Independent Power & Renewable Electricity Producers - 0.4%
Calpine Corp.
5.25%, 06/01/2026 (A)	1,250,000	1,300,000
5.88%, 01/15/2024 (A) (H)	1,850,000	1,890,700
NRG Energy, Inc. 7.25%, 05/15/2026	1,616,000	1,769,569
Vistra Energy Corp. 7.63%, 11/01/2024	1,220,000	1,266,482

		6,226,751

Industrial Conglomerates - 0.3%
Carlisle Cos., Inc. 3.75%, 12/01/2027	2,284,000	2,411,177
General Electric Co.
Fixed until 01/21/2021 (E), 5.00% (B)	1,442,000	1,389,728

		3,800,905

Insurance - 1.4%
Aon Corp. 3.75%, 05/02/2029	3,831,000	4,138,909
CNA Financial Corp. 3.90%, 05/01/2029	1,187,000	1,288,495
Hartford Financial Services Group, Inc. 2.80%, 08/19/2029	3,312,000	3,327,356
Markel Corp. 5.00%, 05/20/2049	1,790,000	2,078,642
MetLife Capital Trust IV 7.88%, 12/15/2067 (A)	1,281,000	1,700,527
Reinsurance Group of America, Inc. 3.90%, 05/15/2029	3,871,000	4,152,162
Swiss Re Finance SA
Fixed until 04/02/2029, 5.00% (B), 04/02/2049 (A) (G)	2,978,000	3,284,770

		19,970,861

Interactive Media & Services - 0.2%
Baidu, Inc. 4.38%, 05/14/2024	1,186,000	1,260,904
Tencent Holdings, Ltd. 3.28%, 04/11/2024 (A)	1,686,000	1,736,156

		2,997,060

Internet & Direct Marketing Retail - 0.2%
Expedia Group, Inc.
3.25%, 02/15/2030 (A)	1,312,000	1,312,894
3.80%, 02/15/2028	1,761,000	1,847,602

		3,160,496

IT Services - 0.2%
DXC Technology Co. 4.75%, 04/15/2027	985,000	1,041,007
Fidelity National Information Services, Inc. 3.75%, 05/21/2029	760,000	827,531

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services (continued)
Fiserv, Inc. 3.50%, 07/01/2029	$ 1,443,000	$ 1,526,437

		3,394,975

Leisure Products - 0.2%
Mattel, Inc.
4.35%, 10/01/2020 (G)	960,000	972,010
6.75%, 12/31/2025 (A)	1,500,000	1,565,625

		2,537,635

Marine - 0.2%
MV24 Capital BV 6.75%, 06/01/2034 (A)	2,975,000	3,110,363

Media - 2.3%
Charter Communications Operating LLC / Charter Communications Operating Capital 5.13%, 07/01/2049	6,774,000	7,236,590
Clear Channel Worldwide Holdings, Inc. 9.25%, 02/15/2024 (A)	1,055,000	1,160,500
Comcast Corp. 4.15%, 10/15/2028	3,221,000	3,638,380
CSC Holdings LLC
6.63%, 10/15/2025 (A)	2,000,000	2,130,000
6.75%, 11/15/2021	1,315,000	1,416,912
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.38%, 08/15/2026 (A)	1,040,000	1,086,800
6.63%, 08/15/2027 (A) (G)	690,000	710,700
DISH DBS Corp.
5.00%, 03/15/2023	1,500,000	1,511,250
5.88%, 07/15/2022	5,865,000	6,133,676
6.75%, 06/01/2021	900,000	945,000
Time Warner Cable LLC 5.00%, 02/01/2020	914,000	920,106
Univision Communications, Inc.
5.13%, 05/15/2023 (A)	2,250,000	2,250,000
6.75%, 09/15/2022 (A)	646,000	654,075
Ziggo BV 5.50%, 01/15/2027 (A)	2,750,000	2,901,250

		32,695,239

Metals & Mining - 0.2%
ArcelorMittal 6.75%, 03/01/2041 (G)	1,983,000	2,359,395

Multi-Utilities - 0.7%
Black Hills Corp.
3.15%, 01/15/2027	1,625,000	1,648,379
4.25%, 11/30/2023	2,549,000	2,722,097
Dominion Energy, Inc. 2.58%, 07/01/2020	4,960,000	4,974,783

		9,345,259

Oil, Gas & Consumable Fuels - 3.7%
Cheniere Energy Partners, LP 4.50%, 10/01/2029 (A)	1,735,000	1,767,531
Chesapeake Energy Corp. 8.00%, 06/15/2027 (G)	2,380,000	1,487,500
Citgo Holding, Inc. 9.25%, 08/01/2024 (A)	700,000	730,625

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Operating, LP 6.00%, 06/15/2048	$ 4,199,000	$ 4,861,833
EnLink Midstream Partners, LP 5.05%, 04/01/2045	1,095,000	821,250
EQM Midstream Partners, LP 6.50%, 07/15/2048	2,310,000	2,115,238
Exxon Mobil Corp. 3.04%, 03/01/2026	2,584,000	2,729,644
Lukoil International Finance BV 6.66%, 06/07/2022 (A)	1,000,000	1,101,390
Noble Energy, Inc. 3.25%, 10/15/2029	3,234,000	3,217,710
NuStar Logistics, LP
4.80%, 09/01/2020	1,250,000	1,259,712
5.63%, 04/28/2027	2,000,000	2,080,000
6.00%, 06/01/2026	350,000	374,045
Occidental Petroleum Corp.
4.30%, 08/15/2039	938,000	955,059
5.55%, 03/15/2026	5,870,000	6,664,727
ONEOK Partners, LP 4.90%, 03/15/2025	1,134,000	1,247,068
Petroleos Mexicanos
6.50%, 01/23/2029	2,832,000	2,953,776
6.84%, 01/23/2030 (A)	2,948,000	3,146,990
7.69%, 01/23/2050 (A)	1,108,000	1,203,997
Plains All American Pipeline, LP / PAA Finance Corp. 3.55%, 12/15/2029	2,836,000	2,711,483
Sabine Pass Liquefaction LLC 6.25%, 03/15/2022	4,532,000	4,883,987
Targa Resources Partners, LP / Targa Resources Partners Finance Corp. 5.13%, 02/01/2025	2,500,000	2,562,550
Western Midstream Operating, LP 4.50%, 03/01/2028	1,792,000	1,709,710
YPF SA 8.50%, 07/28/2025 (A)	2,242,000	1,775,664

		52,361,489

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA 5.50%, 04/30/2049 (A)	1,560,000	1,643,850

Pharmaceuticals - 1.2%
Allergan Finance LLC 3.25%, 10/01/2022	1,361,000	1,391,433
AstraZeneca PLC
2.38%, 06/12/2022	2,650,000	2,674,850
4.00%, 01/17/2029	3,089,000	3,459,868
Bausch Health Cos., Inc.
5.88%, 05/15/2023 (A)	1,039,000	1,054,585
6.13%, 04/15/2025 (A)	2,000,000	2,076,250
7.00%, 01/15/2028 (A)	617,000	665,589
Bayer Finance LLC 3.00%, 10/08/2021 (A)	2,331,000	2,363,055
Bristol-Myers Squibb Co. 3.20%, 06/15/2026 (A)	807,000	857,076
Merck & Co., Inc. 3.40%, 03/07/2029	1,505,000	1,641,492

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical Co., Ltd. 5.00%, 11/26/2028 (A)	$ 747,000	$ 877,078

		17,061,276

Road & Rail - 0.2%
Park Aerospace Holdings, Ltd. 5.50%, 02/15/2024 (A)	2,862,000	3,146,483

Semiconductors & Semiconductor Equipment - 0.9%
Broadcom, Inc. 3.13%, 04/15/2021 (A)	5,000,000	5,058,748
KLA Corp. 4.10%, 03/15/2029	1,181,000	1,308,144
Lam Research Corp. 3.75%, 03/15/2026	1,283,000	1,385,263
Micron Technology, Inc. 4.64%, 02/06/2024	2,335,000	2,510,753
NXP BV / NXP Funding LLC 4.88%, 03/01/2024 (A)	725,000	787,816
QUALCOMM, Inc. 3.25%, 05/20/2027	1,314,000	1,382,430
Sensata Technologies, Inc, Co. 4.38%, 02/15/2030 (A)	286,000	287,966

		12,721,120

Technology Hardware, Storage & Peripherals - 0.8%
Apple, Inc. 2.85%, 02/23/2023	3,488,000	3,596,442
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (A)	2,445,000	2,790,668
Western Digital Corp. 4.75%, 02/15/2026 (G)	4,735,000	4,838,697

		11,225,807

Tobacco - 0.5%
Altria Group, Inc. 4.40%, 02/14/2026	2,338,000	2,521,589
BAT Capital Corp. 3.22%, 08/15/2024	1,554,000	1,577,637
Imperial Brands Finance PLC 3.13%, 07/26/2024 (A)	2,211,000	2,223,813
Reynolds American, Inc. 7.25%, 06/15/2037	340,000	432,269

		6,755,308

Trading Companies & Distributors - 0.2%
Air Lease Corp. 2.25%, 01/15/2023	3,479,000	3,463,253

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.45%, 07/01/2024 (A)	964,000	1,004,495

Wireless Telecommunication Services - 1.0%
Crown Castle Towers LLC
3.22%, 05/15/2042 (A)	3,545,000	3,589,970
3.72%, 07/15/2043 (A)	371,000	384,534
Sprint Corp.
7.25%, 09/15/2021	2,450,000	2,614,297
7.88%, 09/15/2023	6,500,000	7,174,375

		13,763,176

Total Corporate Debt Securities (Cost $621,897,342)		642,234,824

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
Costa Rica - 0.3%
Costa Rica Government International Bond 7.00%, 04/04/2044 (A)	$ 4,350,000	$ 4,290,231

Dominican Republic - 0.1%
Dominican Republic International Bond 5.50%, 01/27/2025 (F)	1,122,000	1,196,344

Ecuador - 0.1%
Ecuador Government International Bond 7.88%, 03/27/2025 (A)	1,920,000	1,812,307

Indonesia - 0.2%
Indonesia Government International Bond 4.75%, 01/08/2026 (A)	2,780,000	3,064,165

Mongolia - 0.0% (I)
Mongolia Government International Bond 5.63%, 05/01/2023 (A) (G)	470,000	480,796

Oman - 0.1%
Oman Government International Bond 5.63%, 01/17/2028 (A)	1,625,000	1,606,719

Qatar - 0.2%
Qatar Government International Bond 3.88%, 04/23/2023 (A)	1,857,000	1,958,734

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (A)	560,000	560,980

Total Foreign Government Obligations (Cost $14,843,879)		14,970,276

LOAN ASSIGNMENTS - 1.2%
Commercial Services & Supplies - 0.5%
Spin Holdco, Inc.
Term Loan B,
3-Month LIBOR + 3.25%, 5.25% (B), 11/14/2022	7,587,731	7,357,732

Diversified Consumer Services - 0.2%
Pre-Paid Legal Services, Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 5.04% (B), 05/01/2025	2,816,391	2,784,706

Food & Staples Retailing - 0.1%
Albertsons LLC
Term Loan B7,
1-Month LIBOR + 2.75%, 4.54% (B), 11/17/2025	155,878	156,613
Term Loan B8,
1-Month LIBOR + 2.75%, 4.54% (B), 08/17/2026	537,302	539,988
Give & Go Prepared Foods Corp.
1st Lien Term Loan,
1-Month LIBOR + 4.25%, 6.35% (B), 07/29/2023	1,254,005	1,153,685

		1,850,286

	Principal	Value

LOAN ASSIGNMENTS (continued)
Media - 0.4%
PSAV Holdings LLC
1st Lien Term Loan,
3-Month LIBOR + 3.25%, 5.23% (B), 03/03/2025	$ 985,658	$ 947,464
1-Month LIBOR + 3.25%, 5.28% (B), 03/03/2025	981,044	943,029
3-Month LIBOR + 3.25%, 5.35% (B), 03/03/2025	55,140	53,003
Term Loan,
3-Month LIBOR + 4.50%, 6.49% (B), 09/27/2026	3,000,000	2,940,000

		4,883,496

Total Loan Assignments (Cost $17,170,866)		16,876,220

MORTGAGE-BACKED SECURITIES - 15.9%
20 Times Square Trust Series 2018-20TS, Class C, 3.10% (B), 05/15/2035 (A)	2,400,000	2,450,789
280 Park Avenue Mortgage Trust
Series 2017-280P, Class D,
1-Month LIBOR + 1.54%, 3.45% (B), 09/15/2034 (A)	3,000,000	3,007,518
AFN LLC Series 2019-1A, Class A1, 3.78%, 05/20/2049 (A)	7,170,000	7,459,903
Alternative Loan Trust
Series 2005-14, Class 2A1,
1-Month LIBOR + 0.21%, 2.03% (B), 05/25/2035	770,502	739,376
Series 2005-14, Class 4A1,
1-Month LIBOR + 0.22%, 2.04% (B), 05/25/2035	1,552,708	1,470,792
Series 2006-OC1, Class 2A3A,
1-Month LIBOR + 0.32%, 2.14% (B), 03/25/2036	1,629,700	1,463,377
American Home Mortgage Assets Trust
Series 2007-2, Class A1,
1-Month LIBOR + 0.13%, 1.95% (B), 03/25/2047	566,954	527,460
Arroyo Mortgage Trust Series 2018-1, Class A1, 3.76% (B), 04/25/2048 (A)	1,310,650	1,339,717
Ashford Hospitality Trust
Series 2018-ASHF, Class D,
1-Month LIBOR + 2.10%, 4.01% (B), 04/15/2035 (A)	3,988,000	3,999,242
Austin Fairmont Hotel Trust
Series 2019-FAIR, Class D,
1-Month LIBOR + 1.80%, 4.05% (B), 09/15/2032 (A)	5,000,000	5,015,665
Banc of America Funding Trust
Series 2007-3, Class TA2,
1-Month LIBOR + 0.18%, 2.00% (B), 04/25/2037	327,846	273,860
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (A)	240,000	239,969

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BB-UBS Trust (continued)
Series 2012-TFT, Class C,
3.47% (B), 06/05/2030 (A)	$ 2,345,000	$ 2,326,660
BBCMS Mortgage Trust
Series 2017-DELC, Class C,
1-Month LIBOR + 1.20%, 3.11% (B), 08/15/2036 (A)	2,130,000	2,123,300
Series 2017-DELC, Class D,
1-Month LIBOR + 1.70%, 3.61% (B), 08/15/2036 (A)	2,130,000	2,132,657
Series 2017-DELC, Class E,
1-Month LIBOR + 2.50%, 4.41% (B), 08/15/2036 (A)	1,890,000	1,897,088
Series 2018-TALL, Class C,
1-Month LIBOR + 1.12%, 3.03% (B), 03/15/2037 (A)	7,065,000	7,056,102
Series 2018-TALL, Class E,
1-Month LIBOR + 2.44%, 4.35% (B), 03/15/2037 (A)	2,570,000	2,571,605
BHMS Trust
Series 2018-ATLS, Class C,
1-Month LIBOR + 1.90%, 3.81% (B), 07/15/2035 (A)	4,065,000	4,075,169
BX Commercial Mortgage Trust
Series 2019-XL, Class D,
1-Month LIBOR + 1.45%, 3.45% (B), 10/15/2036 (A)	6,435,000	6,441,048
BX Trust
Series 2017-APPL, Class C,
1-Month LIBOR + 1.40%, 3.31% (B), 07/15/2034 (A)	5,185,000	5,188,214
Series 2017-SLCT, Class C,
1-Month LIBOR + 1.40%, 3.31% (B), 07/15/2034 (A)	2,643,887	2,644,699
BXP Trust Series 2017-CQHP, Class D, 1-Month LIBOR + 2.00%, 3.91% (B), 11/15/2034 (A)	1,825,000	1,817,037
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class B, 3.21%, 04/10/2028 (A)	2,200,000	2,205,343
CGMS Commercial Mortgage Trust
Series 2017-MDRB, Class B,
1-Month LIBOR + 1.75%, 3.66% (B), 07/15/2030 (A)	2,200,000	2,197,670
CHL Mortgage Pass-Through Trust
Series 2005-11, Class 4A1,
1-Month LIBOR + 0.27%, 2.09% (B), 04/25/2035	219,437	216,440
Series 2006-3, Class 3A1,
1-Month LIBOR + 0.25%, 2.07% (B), 02/25/2036	329,862	310,966
CHT Mortgage Trust
Series 2017-CSMO, Class C,
1-Month LIBOR + 1.50%, 3.42% (B), 11/15/2036 (A)	9,000,000	8,997,170
Series 2017-CSMO, Class D,
1-Month LIBOR + 2.25%, 4.17% (B), 11/15/2036 (A)	5,750,000	5,757,207

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust
Series 2017-1500, Class C,
1-Month LIBOR + 1.25%, 3.16% (B), 07/15/2032 (A)	$ 1,000,000	$ 997,798
Series 2019-PRM, Class C,
3.90%, 05/10/2036 (A)	2,380,000	2,483,621
Citigroup Mortgage Loan Trust Series 2015-PS1, Class A1, 3.75% (B), 09/25/2042 (A)	1,393,686	1,425,617
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	103,893	107,751
Series 2015-A, Class A1,
3.50% (B), 06/25/2058 (A)	148,421	150,053
CLNS Trust
Series 2017-IKPR, Class C,
1-Month LIBOR + 1.10%, 3.03% (B), 06/11/2032 (A)	1,725,000	1,724,461
Series 2017-IKPR, Class D,
1-Month LIBOR + 2.05%, 3.98% (B), 06/11/2032 (A)	2,081,000	2,081,000
Commercial Mortgage Pass-Through Certificates Trust
Series 2012-LTRT, Class A2,
3.40%, 10/05/2030 (A)	2,225,000	2,262,038
Series 2012-LTRT, Class B,
3.80%, 10/05/2030 (A)	1,175,000	1,157,354
CORE Mortgage Trust
Series 2019-CORE, Class C,
1-Month LIBOR + 1.30%, 3.21% (B), 12/15/2031 (A)	2,215,000	2,214,996
CSMC Trust
Series 2014-11R, Class 17A1,
1-Month LIBOR + 0.15%, 2.17% (B), 12/27/2036 (A)	741,495	731,495
GPT Mortgage Trust
Series 2018-GPP, Class B,
1-Month LIBOR + 1.28%, 3.19% (B), 06/15/2035 (A)	1,150,000	1,145,688
Series 2018-GPP, Class C,
1-Month LIBOR + 1.40%, 3.31% (B), 06/15/2035 (A)	600,000	596,250
GS Mortgage Securities Corp. Trust
Series 2017-SLP, Class B,
3.77%, 10/10/2032 (A)	4,842,000	5,008,390
Series 2018-FBLU, Class D,
1-Month LIBOR + 2.00%, 3.92% (B), 11/15/2035 (A)	4,950,000	4,953,028
Series 2019-SOHO, Class C,
1-Month LIBOR + 1.30%, 3.21% (B), 06/15/2036 (A)	8,200,000	8,205,143
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (B), 04/10/2031 (A)	2,000,000	2,042,873
GSCG Trust
Series 2019-600C, Class B,
3.16%, 09/06/2034 (A)	1,660,000	1,682,152
Series 2019-600C, Class C,
3.46%, 09/06/2034 (A)	4,480,000	4,530,329

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust
Series 2007-OA1, Class 2A1,
1-Month LIBOR + 0.13%, 1.95% (B), 05/25/2037	$ 217,396	$ 134,019
HPLY Trust
Series 2019-HIT, Class C,
1-Month LIBOR + 1.60%, 3.51% (B), 11/15/2036 (A)	3,521,889	3,524,088
ILPT Trust Series 2019-SURF, Class C, 4.29% (B), 02/11/2041 (A)	1,930,000	2,141,528
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.79% (B), 08/25/2037	873,546	759,202
InTown Hotel Portfolio Trust
Series 2018-STAY, Class C,
1-Month LIBOR + 1.25%, 3.16% (B), 01/15/2033 (A)	3,835,000	3,833,795
Jefferies Resecuritization Trust Series 2009-R7, Class 1A1, 4.19% (B), 02/26/2036 (A)	23,614	23,668
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY, Class C, 3.80% (B), 06/10/2027 (A)	2,000,000	1,877,377
Merrill Lynch Mortgage Investors Trust Series 2006-A1, Class 1A1, 4.29% (B), 03/25/2036	1,314,169	1,070,107
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (B), 04/25/2058 (A)	1,639,138	1,710,362
Mill City Mortgage Loan Trust Series 2019-1, Class A1, 3.25% (B), 10/25/2069 (A)	9,749,655	9,957,317
Monarch Beach Resort Trust
Series 2018-MBR, Class D,
1-Month LIBOR + 1.70%, 3.61% (B), 07/15/2035 (A)	2,225,000	2,224,979
Morgan Stanley Capital I Trust
Series 2018-SUN, Class C,
1-Month LIBOR + 1.40%, 3.31% (B), 07/15/2035 (A)	2,015,000	2,014,990
Morgan Stanley Resecuritization Trust Series 2014-R4, Class 4A, 3.92% (B), 11/21/2035 (A)	840,876	853,415
MSCG Trust
Series 2018-SELF, Class C,
1-Month LIBOR + 1.18%, 3.10% (B), 10/15/2037 (A)	1,375,000	1,377,578
Series 2018-SELF, Class D,
1-Month LIBOR + 1.65%, 3.57% (B), 10/15/2037 (A)	5,710,000	5,726,536
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1,
3.75% (B), 11/26/2035 (A)	821,162	852,914
Series 2017-1A, Class A1,
4.00% (B), 02/25/2057 (A)	2,467,428	2,589,724
Series 2017-2A, Class A3,
4.00% (B), 03/25/2057 (A)	1,819,756	1,912,204

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	$ 1,299,976	$ 1,357,768
Series 2018-2A, Class A1,
4.50% (B), 02/25/2058 (A)	949,166	998,125
Series 2019-2A, Class A1,
4.25% (B), 12/25/2057 (A)	3,548,716	3,717,411
Series 2019-3A, Class A1A,
3.75% (B), 11/25/2058 (A)	9,302,478	9,692,215
Series 2019-4A, Class A1B,
3.50% (B), 12/25/2058 (A)	6,409,336	6,617,865
Series 2019-5A, Class A1B,
3.50% (B), 07/01/2059 (A)	10,875,646	11,134,545
Series 2019-RPL2, Class A1,
3.25% (B), 02/25/2059 (A)	5,387,017	5,522,813
RALI Trust
Series 2006-QO1, Class 3A1,
1-Month LIBOR + 0.27%, 2.09% (B), 02/25/2046	3,881,912	2,809,440
Series 2006-QO2, Class A1,
1-Month LIBOR + 0.22%, 2.04% (B), 02/25/2046	99,290	36,683
Series 2007-QH5, Class AI1,
1-Month LIBOR + 0.21%, 2.03% (B), 06/25/2037	264,886	229,670
Residential Asset Securitization Trust Series 2004-A4, Class A11, 5.50%, 08/25/2034	2,203,876	2,317,608
Stonemont Portfolio Trust
Series 2017-MONT, Class C,
1-Month LIBOR + 1.25%, 3.10% (B), 08/20/2030 (A)	874,331	873,786
Tharaldson Hotel Portfolio Trust
Series 2018-THL, Class C,
1-Month LIBOR + 1.35%, 3.34% (B), 11/11/2034 (A)	1,405,489	1,405,490
VNDO Mortgage Trust Series 2012-6AVE, Class E, 3.34% (B), 11/15/2030 (A)	4,000,000	4,057,344

Total Mortgage-Backed Securities (Cost $219,936,306)		222,800,646

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.5%
California - 0.5%
State of California, General Obligation Unlimited
7.30%, 10/01/2039	1,400,000	2,165,786
7.95%, 03/01/2036	4,345,000	4,428,076

Total Municipal Government Obligations (Cost $6,556,349)		6,593,862

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.4%
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 08/01/2035	859,763	174,568
Uniform Mortgage-Backed Security
3.00%, TBA (D)	28,184,000	28,638,721

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Uniform Mortgage-Backed Security (continued)
3.50%, TBA (D)	$ 44,844,000	$ 46,042,175

Total U.S. Government Agency Obligations (Cost $75,910,892)		74,855,464

U.S. GOVERNMENT OBLIGATIONS - 13.8%
U.S. Treasury - 13.0%
U.S. Treasury Bond
2.25%, 08/15/2046	18,993,000	19,258,605
2.50%, 05/15/2046	9,450,000	10,062,035
2.75%, 08/15/2042 - 11/15/2047	26,585,000	29,657,339
3.00%, 08/15/2048 - 02/15/2049	10,489,000	12,338,513
3.13%, 05/15/2048	8,143,000	9,785,278
3.50%, 02/15/2039	6,820,000	8,464,792
4.50%, 02/15/2036	7,145,000	9,787,254
6.25%, 05/15/2030	7,185,000	10,331,525
U.S. Treasury Note
2.00%, 02/28/2021	7,477,000	7,517,598
2.25%, 11/15/2027	1,426,800	1,492,957
2.38%, 02/29/2024	2,953,000	3,057,393
2.50%, 12/31/2020 - 01/31/2024	2,771,700	2,831,132
2.63%, 02/15/2029	9,707,500	10,495,476
2.88%, 10/31/2020 - 05/15/2049	31,800,200	33,955,322
3.13%, 11/15/2028	12,090,900	13,558,339

		182,593,558

U.S. Treasury Inflation-Protected Securities - 0.8%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	9,227,601	11,162,761

Total U.S. Government Obligations (Cost $178,365,968)		193,756,319

	Shares	Value
PREFERRED STOCKS - 0.5%
Banks - 0.2%
CoBank ACB,
Series F, Fixed until 10/01/2022, 6.25% (B) (C) (J)	14,300	1,522,950
GMAC Capital Trust I,
Series 2, 3-Month LIBOR + 5.79%, 7.94% (B)	74,000	1,954,340

		3,477,290

Diversified Telecommunication Services - 0.3%
Centaur Funding Corp., Series B, 9.08% (A) (C)	3,533	3,674,320

Total Preferred Stocks (Cost $7,588,912)		7,151,610

	Principal	Value
COMMERCIAL PAPER - 3.3%
Banks - 0.2%
Concord Minutemen Capital Co. 2.15% (K), 01/02/2020	$ 3,000,000	2,989,098

Capital Markets - 0.0% (I)
Cedar Springs Capital Co. LLC 2.16% (K), 12/04/2019	500,000	499,028

	Principal	Value
COMMERCIAL PAPER (continued)
Consumer Finance - 0.0% (I)
Daimler Finance North America LLC 2.19% (K), 11/12/2019	$ 400,000	$ 399,737

Diversified Financial Services - 3.1%
Alpine Securitization 2.19% (K), 11/21/2019	9,400,000	9,388,772
Bennington Stark Capital Co. LLC 2.21% (K), 11/12/2019	6,000,000	5,996,022
Jupiter Securitization Co. LLC 2.02% (K), 01/13/2020	3,000,000	2,987,955
Lexington Parker Capital Co. LLC 1.97% (K), 01/23/2020	7,100,000	7,068,407
Mont Blanc Capital Corp. 2.32% (K), 11/05/2019	4,700,000	4,698,815
Ridgefield Funding Co. 2.19% (K), 11/19/2019	7,920,000	7,911,486
Sheffield Receivables Corp.
2.18% (K), 11/19/2019	300,000	299,679
2.19% (K), 12/20/2019	4,565,000	4,551,641

		42,902,777

Total Commercial Paper (Cost $46,790,640)		46,790,640

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.7%
U.S. Treasury Bill
1.73% (K), 01/02/2020	12,600,000	12,563,208
1.75% (K), 12/12/2019	602,000	600,822
2.00% (K), 12/12/2019	7,300,000	7,283,659
2.01% (K), 11/07/2019	2,925,000	2,924,038

Total Short-Term U.S. Government Obligations (Cost $23,371,727)		23,371,727

	Shares	Value
OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (K)	16,405,528	16,405,528

Total Other Investment Company (Cost $16,405,528)		16,405,528

	Principal	Value
REPURCHASE AGREEMENT - 2.8%
Fixed Income Clearing Corp., 0.85% (K), dated 10/31/2019, to be repurchased at $39,733,905 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.75%, due 06/15/2022, and with a value of $40,529,830.	$ 39,732,966	39,732,966

Total Repurchase Agreement (Cost $39,732,966)		39,732,966

Total Investments (Cost $1,443,246,977)		1,483,410,874
Net Other Assets (Liabilities) - (5.9)%		(82,195,243)

Net Assets - 100.0%		$ 1,401,215,631

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$177,870,792	$—	$177,870,792
Corporate Debt Securities	—	642,234,824	—	642,234,824
Foreign Government Obligations	—	14,970,276	—	14,970,276
Loan Assignments	—	16,876,220	—	16,876,220
Mortgage-Backed Securities	—	222,800,646	—	222,800,646
Municipal Government Obligations	—	6,593,862	—	6,593,862
U.S. Government Agency Obligations	—	74,855,464	—	74,855,464
U.S. Government Obligations	—	193,756,319	—	193,756,319
Preferred Stocks	1,954,340	5,197,270	—	7,151,610
Commercial Paper	—	46,790,640	—	46,790,640
Short-Term U.S. Government Obligations	—	23,371,727	—	23,371,727
Other Investment Company	16,405,528	—	—	16,405,528
Repurchase Agreement	—	39,732,966	—	39,732,966

Total Investments	$18,359,868	$1,465,051,006	$—	$1,483,410,874

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Preferred Stocks (J)	$—	$—	$—	$1,522,950

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $649,582,548, representing 46.4% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2019, the total value of securities is $10,697,270, representing 0.8% of the Fund’s net assets.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the total value of Regulation S securities is $3,914,161, representing 0.3% of the Fund’s net assets.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,073,314. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Restricted security. At October 31, 2019, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Calpine Corp. 5.88%, 01/15/2024	6/27/2018	$1,847,688	$1,890,700	0.1%

(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period the security utilized significant unobservable inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(K)	Rates disclosed reflect the yields at October 31, 2019.
(L)	The Fund recognizes transfers in and out of Level 3 as of October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Capital Growth

(unaudited)

MARKET ENVIRONMENT

Large cap growth stocks advanced over the fiscal year ended October 31, 2019, with real estate and materials as the best performing sectors in the Russell 1000® Growth Index. Energy was the only sector to post a decline and hence was the greatest relative underperformer. Against this backdrop, our team continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Capital Growth (Class A) returned 5.40%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 17.10%.

STRATEGY REVIEW

The Fund underperformed its benchmark over this period due to unfavorable stock selection and sector allocation decisions.

Communication services was by far the greatest detractor in the Fund, due to unfavorable stock selection. Video game publisher Activision Blizzard, Inc. (no longer held in the Fund) was the poorest performer in the sector and the third greatest detractor in the portfolio. Concerns about the pace of new gaming content releases weighed on investor sentiment, as did a weaker than expected outlook.

Covetrus, an animal health technology and services company, was the poorest performer in healthcare and the second greatest detractor in the portfolio. Covetrus is the result of the recent combination of Vets First Choice, a leading online pharmacy platform used by veterinarians, and the animal health distribution business of Henry Schein. Covetrus shares declined due to disappointing results, resulting from weaker than expected demand in its animal health distribution business and greater investment spending related to the integration of the two businesses. Within healthcare the weakness in Covetrus and a diverse set of other holdings was partly offset by strength in Veeva Systems, Inc., Class – A (“Veeva”), a company which offers cloud-based sales software solutions to life sciences companies. Veeva was the top contributor in the portfolio during the period. The company has been executing well and seeing particular strength in its Vault product, which provides content and data management applications to aid research and development functions. Veeva is also looking to expand into other verticals outside of life sciences, and this has supported overall positive market sentiment.

Information technology was the top contributing sector in the portfolio, due to strong stock selection and an average sector underweight position. Several of the portfolio’s holdings in the software-as-a-service area were among the portfolio’s top contributors, including Workday, Inc., Class – A, which was the third largest contributor across the portfolio. Software-as-a-service providers have benefited from a generally strong demand environment, as enterprises continue to embark on digital transformation projects and employ cloud-based solutions to modernize their software and technology infrastructure, improve efficiency, enhance agility in responding to new business opportunities, and harness data to make more informed business decisions. Shopify, Inc., Class – A, which provides a cloud-based multi-channel commerce platform largely to small and medium sized retailers and manufacturers, also contributed, due to strong fundamentals; the company has experienced strong gross merchandise value growth and continued progress in adding additional merchants to its platform. Within Information Technology, the strength in these holdings was partly offset by weakness in Slack Technologies, Inc., Class – A (“Slack”), which was the top detractor in the portfolio. Slack is a leading provider of cloud-based collaboration software and a company that came public in June through a direct listing. Its shares were weak in spite of solid reported results. Despite ongoing concerns about competition from other large incumbent players, Slack’s results indicated that its offering has gained significant traction with large enterprise customers.

As of October 31, 2019, the portfolio has a small derivatives investment in the form of, over-the-counter puts on the Chinese Yuan. These puts are designed to provide a potential hedge to equities in the Fund that are exposed, directly or indirectly, to China.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Other Investment Company	9.8
Repurchase Agreement	1.2
Over-the-Counter Foreign Exchange Options Purchased	0.1
Net Other Assets (Liabilities)	(10.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Capital Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception		Inception Date
Class A (POP)	(0.39)%	11.82%	14.68%		11/13/2009
Class A (NAV)	5.40%	13.09%	15.34%		11/13/2009
Russell 1000® Growth Index (A)	17.10%	13.43%	14.86%
Class C (POP)	3.59%	12.25%	14.55%		11/13/2009
Class C (NAV)	4.57%	12.25%	14.55%		11/13/2009
Class I (NAV)	5.69%	13.40%	16.01%		11/30/2009
Class I2 (NAV)	5.82%	13.53%	17.10%		09/30/2011
Class R6 (NAV)	N/A	N/A	0.60	%(B)	10/18/2019

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 99.2%
Biotechnology - 0.9%
Alnylam Pharmaceuticals, Inc. (A)	124,388	$ 10,789,415
Exact Sciences Corp. (A)	8,768	762,816
Moderna, Inc. (A) (B)	397,926	6,665,260

		18,217,491

Capital Markets - 0.1%
S&P Global, Inc.	10,224	2,637,690

Chemicals - 3.6%
Ecolab, Inc.	375,273	72,078,685

Entertainment - 12.7%
Netflix, Inc. (A)	170,766	49,079,856
Roku, Inc. (A) (B)	492,020	72,425,344
Spotify Technology SA (A)	723,235	104,362,811
Walt Disney Co.	235,298	30,569,916

		256,437,927

Health Care Equipment & Supplies - 8.6%
Danaher Corp.	13,263	1,827,907
DexCom, Inc. (A)	352,348	54,346,155
Intuitive Surgical, Inc. (A)	212,788	117,661,125

		173,835,187

Health Care Providers & Services - 2.1%
Convetrus, Inc. (A)	1,013,683	10,050,667
Guardant Health, Inc. (A)	462,813	32,165,503

		42,216,170

Health Care Technology - 3.5%
Veeva Systems, Inc., Class A (A)	492,208	69,809,861

Interactive Media & Services - 11.1%
Alphabet, Inc., Class A (A)	4,215	5,305,842
Alphabet, Inc., Class C (A)	51,499	64,894,405
Facebook, Inc., Class A (A)	198,127	37,971,039
Snap, Inc., Class A (A)	2,165,593	32,613,831
Twitter, Inc. (A)	2,789,569	83,603,383

		224,388,500

Internet & Direct Marketing Retail - 12.6%
Amazon.com, Inc. (A)	87,306	155,113,078
Chewy, Inc., Class A (A)	575,042	14,186,286
Farfetch, Ltd., Class A (A) (B)	1,915,507	17,105,478
MercadoLibre, Inc. (A)	92,260	48,115,435
Wayfair, Inc., Class A (A) (B)	233,209	19,176,776

		253,697,053

IT Services - 15.6%
Adyen NV (A) (C)	48,119	33,778,076
MongoDB, Inc. (A) (B)	261,831	33,454,147
Okta, Inc. (A)	718,720	78,390,790
Shopify, Inc., Class A (A)	241,479	75,720,570
Square, Inc., Class A (A)	443,954	27,272,094
Twilio, Inc., Class A (A)	677,373	65,407,137

		314,022,814

Leisure Products - 0.0% (D)
Peloton Interactive, Inc., Class A (A)	13,933	332,581

Life Sciences Tools & Services - 4.9%
Illumina, Inc. (A)	334,823	98,946,893

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	18,207	3,391,418

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 3.0%
Uber Technologies, Inc. (A) (B)	1,826,512	$ 57,535,128
Union Pacific Corp.	12,775	2,113,751

		59,648,879

Semiconductors & Semiconductor Equipment - 2.0%
NVIDIA Corp.	206,490	41,508,620

Software - 18.3%
Atlassian Corp. PLC, Class A (A)	259,125	31,299,709
Coupa Software, Inc. (A)	401,993	55,270,018
ServiceNow, Inc. (A)	300,628	74,333,279
Slack Technologies, Inc., Class A (A) (B)	2,902,658	63,858,476
Trade Desk, Inc., Class A (A) (B)	251,112	50,423,290
Workday, Inc., Class A (A)	424,422	68,824,271
Zoom Video Communications, Inc., Class A (A) (B)	339,933	23,757,917

		367,766,960

Total Common Stocks (Cost $1,786,586,333)		1,998,936,729

OTHER INVESTMENT COMPANY - 9.8%
Securities Lending Collateral - 9.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (E)	196,403,325	196,403,325

Total Other Investment Company (Cost $196,403,325)		196,403,325

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp., 0.85% (E), dated 10/31/2019, to be repurchased at $23,777,117 on 11/01/2019. Collateralized by U.S. Government Obligations, 1.75%, due 06/15/2022 - 06/30/2022, and with a total value of $24,255,279.	$ 23,776,556	23,776,556

Total Repurchase Agreement (Cost $23,776,556)		23,776,556

Total Investments Excluding Options Purchased (Cost $2,006,766,214)		2,219,116,610
Total Options Purchased - 0.1% (Cost $5,405,685)		1,576,887

Total Investments (Cost $2,012,171,899)		2,220,693,497
Net Other Assets (Liabilities) - (10.3)%		(207,379,107)

Net Assets - 100.0%		$ 2,013,314,390

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - USD vs. CNH	BNP	USD	7.58	01/17/2020	USD	277,077,459	$1,418,397	$120,252
Call - USD vs. CNH	RBS	USD	7.85	06/16/2020	USD	388,428,678	2,004,292	682,469
Call - USD vs. CNH	RBS	USD	8.09	09/21/2020	USD	367,425,569	1,982,996	774,166

Total							$5,405,685	$1,576,887

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,965,158,653	$33,778,076	$—	$1,998,936,729
Other Investment Company	196,403,325	—	—	196,403,325
Repurchase Agreement	—	23,776,556	—	23,776,556
Over-the-Counter Foreign Exchange Options Purchased	—	1,576,887	—	1,576,887

Total Investments	$2,161,561,978	$59,131,519	$—	$2,220,693,497

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $191,980,572. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the value of the 144A security is $33,778,076, representing 1.7% of the Fund’s net assets.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Rates disclosed reflect the yields at October 31, 2019.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
RBS	Royal Bank of Scotland PLC

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Dividend Focused

(unaudited)

MARKET ENVIRONMENT

Valuation matters, especially over the long run, and value stocks tend to outperform their growth counterparts over very long periods. The past fiscal year continued a trend that is now a decade old as growth benchmarks outperformed value yet again. However, there were some signs later that could signal a change in favor of value as technology stock returns moderated and were no longer leading the market as we ended the fiscal year. Instead, the best performing were more defensive sectors, such as real estate and utilities. Lagging sectors included energy, over concerns of slowing global growth, and health care, over concerns of political and regulatory changes.

While timing inflection points in style dominance is very difficult, we do know that valuation matters; and when valuation disparities in favor of value stocks become as extreme as they were at period end, confidence grows in the theory that when a sustained value cycle comes, it has the makings of a long and profitable one.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Dividend Focused (Class A) returned 8.43%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned 11.21%.

STRATEGY REVIEW

We stay fully invested with a conservative orientation based on our belief that superior returns can be achieved while taking below average risks. We construct portfolios that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (S&P 500®). In addition, the strategy requires that stocks purchased not only pay a dividend, but also that each stock has a consecutive 25-year history of paying cash dividends. While we are exacting in our definition of value, we are equally demanding in our pursuit of quality. We seek companies with profitability and earnings growth greater than the market.

Transamerica Dividend Focused underperformed its value benchmark for the 12-month period ended October 31, 2019. Stock selection and an underweight in consumer staples were the largest relative detractors. Few technology stocks meet the 25-year dividend paying history requirement; therefore, our underweight and holding, relative to the benchmark, in information technology stocks hurt performance as did stock selection within financials and health care. The five largest detractors from performance for the period were: Schlumberger, Ltd., EOG Resources, Inc., State Street, Altria Group, Inc. and Philip Morris International, Inc. The Fund’s holdings in State Street, Altria and Philip Morris were all sold during the period.

Our consumer discretionary holdings were the largest contributors to relative performance. Holdings and overweights in industrials and utilities also aided performance. The top five contributing stocks were Entergy Corp., Target Corp., HCP, Inc., Johnson Controls International PLC and Stanley Black & Decker, Inc. Target Corp. was sold during the period.

Brian Quinn, CFA

Brad Kinkelaar

Lewis Ropp

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.7%
Repurchase Agreement	2.0
Net Other Assets (Liabilities)	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Dividend Focused

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	2.44%	5.18%	8.84%	01/04/2013
Class A (NAV)	8.43%	6.39%	9.74%	01/04/2013
Russell 1000® Value Index (A)	11.21%	7.61%	11.21%
Class C (POP)	6.67%	5.49%	8.85%	01/04/2013
Class C (NAV)	7.57%	5.49%	8.85%	01/04/2013
Class I (NAV)	8.65%	6.57%	9.93%	01/04/2013
Class I2 (NAV)	8.77%	6.66%	10.04%	01/04/2013
Class R6 (NAV)	8.77%	N/A	6.75%	05/29/2015

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Focused funds are less diversified than other mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases the risks associated with investing in the Fund. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued is actually appropriately priced. ADRs involve the same risk as foreign securities including currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets. Dividend income may vary depending on market performance and is not guaranteed. A company’s future ability to pay dividends may be limited.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 97.7%
Aerospace & Defense - 4.1%
General Dynamics Corp.	54,918	$ 9,709,502
United Technologies Corp.	84,776	12,172,138

		21,881,640

Banks - 10.0%
JPMorgan Chase & Co.	105,516	13,181,059
US Bancorp	308,099	17,567,805
Wells Fargo & Co.	439,527	22,692,779

		53,441,643

Beverages - 1.3%
Molson Coors Brewing Co., Class B	134,035	7,066,325

Building Products - 1.0%
Johnson Controls International PLC	122,594	5,311,998

Capital Markets - 3.2%
Northern Trust Corp.	170,304	16,975,903

Chemicals - 6.0%
Corteva, Inc. (A)	418,034	11,027,737
DuPont de Nemours, Inc.	151,222	9,967,042
Linde PLC	54,935	10,896,357

		31,891,136

Consumer Finance - 2.1%
American Express Co.	94,916	11,131,748

Diversified Telecommunication Services - 5.6%
AT&T, Inc.	443,314	17,063,156
Verizon Communications, Inc.	213,141	12,888,636

		29,951,792

Electric Utilities - 9.0%
Entergy Corp.	233,221	28,331,687
Exelon Corp.	432,242	19,662,689

		47,994,376

Energy Equipment & Services - 1.5%
Schlumberger, Ltd.	243,585	7,962,794

Equity Real Estate Investment Trusts - 7.3%
Healthpeak Properties, Inc., REIT	610,475	22,966,070
Simon Property Group, Inc.	107,015	16,125,020

		39,091,090

Health Care Equipment & Supplies - 3.2%
Medtronic PLC	154,722	16,849,226

Health Care Providers & Services - 7.4%
Cigna Corp. (A)	30,733	5,484,611
CVS Health Corp.	296,492	19,684,104
UnitedHealth Group, Inc.	56,524	14,283,615

		39,452,330

Household Durables - 1.7%
Whirlpool Corp.	59,576	9,062,701

Industrial Conglomerates - 3.6%
General Electric Co.	1,929,295	19,254,364

Insurance - 3.3%
Chubb, Ltd.	115,346	17,581,037

IT Services - 2.7%
International Business Machines Corp.	106,744	14,274,875

Machinery - 3.8%
Stanley Black & Decker, Inc.	77,803	11,773,928

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Wabtec Corp.	118,188	$ 8,198,702

		19,972,630

Multi-Utilities - 4.4%
Dominion Energy, Inc.	286,542	23,654,042

Oil, Gas & Consumable Fuels - 9.8%
BP PLC, ADR	272,098	10,315,235
EOG Resources, Inc.	106,223	7,362,316
Hess Corp.	79,766	5,244,615
Phillips 66	161,065	18,815,613
Valero Energy Corp.	107,371	10,412,840

		52,150,619

Pharmaceuticals - 1.0%
Johnson & Johnson	40,908	5,401,492

Specialty Retail - 3.1%
Lowe’s Cos., Inc.	149,658	16,703,329

Thrifts & Mortgage Finance - 2.6%
New York Community Bancorp, Inc.	1,172,109	13,655,070

Total Common Stocks (Cost $474,585,019)		520,712,160

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp., 0.85% (B), dated 10/31/2019, to be repurchased at $10,875,474 on 11/01/2019. Collateralized by U.S. Government Obligations, 1.88% - 2.13%, due 04/30/2022 - 05/15/2022, and with a total value of $11,095,332.	$ 10,875,217	10,875,217

Total Repurchase Agreement (Cost $10,875,217)		10,875,217

Total Investments (Cost $485,460,236)		531,587,377
Net Other Assets (Liabilities) - 0.3%		1,368,842

Net Assets - 100.0%		$ 532,956,219

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$520,712,160	$—	$—	$520,712,160
Repurchase Agreement	—	10,875,217	—	10,875,217

Total Investments	$520,712,160	$10,875,217	$—	$531,587,377

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Dynamic Allocation

(unaudited)

MARKET ENVIRONMENT

Over the past year, global fixed income and global equity markets rallied. Within fixed income markets, for the 12-month period ended October 31, 2019, the Bloomberg Barcalys US Aggregate Bond Index returned 11.51%, outperforming the Bloomberg Barclays Aggregate Bond Index, returning 9.54%. Fixed income was supported by the dovish activity by global central banks. In the U.S., the U.S. Federal Reserve (“Fed”) cut interest rates by 25 basis points three times since July. In August, the U.S. 2 year-10 year yield differential inverted for the first time in over a decade and the 30-year Treasury yield dropped below 2% for the first time. The European Central Bank announced additional stimulus in September and reduced the deposit rate.

Within the U.S., large cap stocks strongly outperformed small cap stocks, with the S&P 500® Index returning 14.33% versus 4.90% for the Russell 2000® Index. Large cap outperformance was driven by the rebound during the first quarter of 2019, where the S&P 500® Index returned 13.65%. Abroad, emerging markets outperformed developed, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index.

Crude oil declined over the past year and was largely driven by the last two months of 2018. During that period, market concerns around over-supply spiked. Crude oil rebounded in the first quarter of 2019 due to tighter global supply conditions. This was driven by the U.S. reducing its drilling, Venezuelan sanctions and outages, and Saudi Arabia affirming their commitment to cutting oil output.

Trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout the past year.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Dynamic Allocation (Class A) returned 6.57%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Russell 3000® Index and the Transamerica Dynamic Allocation Blended Benchmark, returned 13.49%, and 11.99%, respectively.

STRATEGY REVIEW

The Fund invests primarily in exchange traded funds (“ETFs”) that are designed to track various equity and fixed income indices. In addition, we use a combination of two risk management strategies that are designed to protect the Fund from experiencing significant losses in the event of a major decline in asset values, while allowing it to participate during trending bull markets. In sideways or fluctuating markets, the strategy tends to underperform.

One of these risk management strategies, Dynamic Risk Management, involves systematically raising the allocation to cash in response to rising volatility and declines in the value of the Fund’s net asset value. This strategy seeks to protect the investor from extended and severe market drawdowns.

The other strategy, Event Risk Management, involves the continuous use of put options on the S&P 500® Index to provide additional protection against sudden market declines. This strategy tends to help relative performance in periods when the stock market is falling (since put options tend to rise in price when the underlying index is falling), but detracts from relative performance when the stock market is flat or rising.

Relative to its benchmarks, the Fund underperformed for the 12-month period ended October 31, 2019. All six of the Fund’s ETF holdings posted positive returns. The primary relative detractor was the iShares Russell 1000 Values ETF. The primary contributor was the iShares Russell 1000 Growth ETF.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	55.2%
Other Investment Company	27.3
U.S. Fixed Income Fund	19.1
International Equity Fund	15.1
International Fixed Income Fund	11.1
Derivative	0.9
Net Other Assets (Liabilities)	(28.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Dynamic Allocation

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	0.69%	2.98%	5.33%	10/31/2012
Class A (NAV)	6.57%	4.15%	6.18%	10/31/2012
Russell 3000® Index (A)	13.49%	10.31%	13.65%
Transamerica Dynamic Allocation Blended Benchmark (B) (C) (D) (E) (F) (G)	11.99%	7.25%	9.13%
Class C (POP)	4.85%	3.39%	5.40%	10/31/2012
Class C (NAV)	5.85%	3.39%	5.40%	10/31/2012
Class I (NAV)	6.88%	4.41%	6.47%	10/31/2012

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Transamerica Dynamic Allocation Blended Benchmark is composed of the following benchmarks: 50% Russell 1000® Index; 15% Bloomberg Barclays Global Aggregate Index ex-U.S.; 15% Bloomberg Barclays US Aggregate Bond Index; 10% MSCI ACWI ex-U.S. Index; and 10% Russell 2000® Index.

(C) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The Bloomberg Barclays Global Aggregate Index ex-U.S. is a multi-currency benchmark that includes fixed-rate Treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers, excluding the U.S.

(E) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The MSCI ACWI ex-U.S. Index captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

(G) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset Allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of a ETFs share may be above or below the shares’ net asset value; and an active trading market for an ETF share may not develop or be maintained. The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and less liquidity of these markets. Fixed income investing is subject to credit risk, inflation risk and interest rate risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Dynamic Allocation

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.5%
International Equity Fund - 15.1%
iShares MSCI EAFE ETF (A)	32,369	$ 2,182,318

International Fixed Income Fund - 11.1%
Vanguard Total International Bond ETF (A)	27,377	1,601,281

U.S. Equity Funds - 55.2%
iShares Russell 1000 Growth ETF	20,390	3,346,814
iShares Russell 1000 Value ETF (A)	24,495	3,186,065
iShares Russell 2000 ETF (A)	9,318	1,448,483

		7,981,362

U.S. Fixed Income Fund - 19.1%
iShares Core U.S. Aggregate Bond ETF (A)	24,472	2,769,007

Total Exchange-Traded Funds (Cost $12,390,650)		14,533,968

	Shares	Value
OTHER INVESTMENT COMPANY - 27.3%
Securities Lending Collateral - 27.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (B)	3,945,304	$ 3,945,304

Total Other Investment Company (Cost $3,945,304)		3,945,304

Total Investments Excluding Options Purchased (Cost $16,335,954)		18,479,272
Total Options Purchased - 0.9% (Cost $156,537)		125,818

Total Investments (Cost $16,492,491)		18,605,090
Net Other Assets (Liabilities) - (28.7)%		(4,143,980)

Net Assets - 100.0%		$ 14,461,110

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	2,350.00	12/18/2020	USD	10,001	1	$7,423	$5,315
Put - S&P 500® Index	USD	2,400.00	12/18/2020	USD	40,005	4	31,524	24,500
Put - S&P 500® Index	USD	2,450.00	12/18/2020	USD	40,005	4	30,506	26,740
Put - S&P 500® Index	USD	2,500.00	12/18/2020	USD	40,005	4	42,364	30,400
Put - S&P 500® Index	USD	2,575.00	12/18/2020	USD	20,002	2	22,056	18,202
Put - S&P 500® Index	USD	2,625.00	12/18/2020	USD	10,001	1	12,131	10,064
Put - S&P 500® Index	USD	2,650.00	12/18/2020	USD	10,001	1	10,533	10,597

Total							$156,537	$125,818

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$14,533,968	$—	$—	$14,533,968
Other Investment Company	3,945,304	—	—	3,945,304
Exchange-Traded Options Purchased	125,818	—	—	125,818

Total Investments	$18,605,090	$—	$—	$18,605,090

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,859,138. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Dynamic Income

(unaudited)

MARKET ENVIRONMENT

Over the past year, global fixed income and global equity markets rallied. Within fixed income markets, for the 12-month period ended October 31, 2019, the Bloomberg Barclays US Aggregate Bond Index returned 11.51%, outperforming the Bloomberg Barclays Global Aggregate Bond Index, which returned 9.54%. Fixed income was supported by the dovish activity of global central banks. In the U.S., the U.S. Federal Reserve (“Fed”) cut interest rates by 25 basis points three times since July. In August, the U.S. 2-year-10-year yield differential inverted for the first time in over a decade and the 30-year Treasury yield dropped below 2% for the first time. The European Central Bank announced additional stimulus in September and reduced the deposit rate.

Within the U.S., large cap stocks strongly outperformed small cap stocks, with the S&P 500® Index returning 14.33% versus the Russell 2000® Index which returned 4.90%. Large cap outperformance was driven by the rebound during the first quarter of 2019, when the S&P 500® Index returned 13.65%. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index.

Crude oil declined over the past year which was largely driven by the last two months of 2018. During that period, market concerns around over-supply spiked. Crude oil rebounded in the first quarter of 2019 due to tighter global supply conditions. This was driven by the U.S. reducing its drilling, combined with Venezuelan sanctions and outages, and Saudi Arabia affirming its commitment to cutting oil output. Trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout the fiscal year.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Dynamic Income (Class A) returned 9.35%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the iBoxx $ Liquid High Yield Index and the Transamerica Dynamic Income Blended Benchmark, returned 9.05% and 11.64%, respectively.

STRATEGY REVIEW

The Fund, which is designed to generate income at a balanced risk level over a full market cycle seeks income across diversified sources, while balancing exposure to multiple risk factors. Over the short term, these risk factors can be correlated but we believe that over a full market cycle having a broad exposure to different risk factors may help mitigate the investor’s drawdown risk.

Relative to its benchmark, the Fund underperformed for the 12-month period ended October 31, 2019. Across equity holdings, the Global X Super Dividend US ETF was the primary detractor as defensive equities underperformed the broader U.S. equity market. Across fixed income holdings, the SPDR Bloomberg Barclays Short Term High Yield Bond ETF was the largest detractor. The Vanguard Long-Term Bond ETF was the top contributor relative to the benchmark, as decreasing interest rates throughout the year were beneficial to long-term bonds. All of the underlying holdings except for the Global X MLP ETF produced positive absolute returns. The top performing ETF was the iShares 20+ Year Treasury Bond ETF while the worst performing ETF was the Global X MLP ETF.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	42.4%
International Fixed Income Funds	26.6
U.S. Equity Funds	23.4
Other Investment Company	7.6
U.S. Mixed Allocation Fund	7.2
Repurchase Agreement	0.2
Net Other Assets (Liabilities)	(7.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Dynamic Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	4.16%	1.68%	3.38%	10/31/2011
Class A (NAV)	9.35%	2.67%	4.01%	10/31/2011
iBoxx $ Liquid High Yield Index (A)	9.05%	4.70%	5.97%
Transamerica Dynamic Income Blended Benchmark (A) (B) (C) (D)	11.64%	6.19%	7.48%
Class C (POP)	7.56%	1.91%	3.24%	10/31/2011
Class C (NAV)	8.56%	1.91%	3.24%	10/31/2011
Class I (NAV)	9.50%	2.92%	4.25%	10/31/2011

(A) The iBoxx $ Liquid High Yield Index is comprised of U.S. dollar-denominated high yield liquid corporate bonds.

(B) The Transamerica Dynamic Income Blended Benchmark is composed of the following benchmarks: 40% iBoxx $ Liquid High Yield Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 30% S&P 500®.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset Allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s share may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained. Foreign and emerging market investments involve risks not associated with U.S. markets, such as currency fluctuation, adverse social and political developments and the relatively small size and lesser liquidity of the markets. Fixed income investing is subject to credit risk and interest rate risk. Investments in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases.

Transamerica Funds	Annual Report 2019

Transamerica Dynamic Income

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.6%
International Fixed Income Funds - 26.6%
iShares Emerging Markets High Yield Bond ETF (A)	423,036	$ 19,806,546
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	839,877	28,505,425

		48,311,971

U.S. Equity Funds - 23.4%
Global SuperDividend U.S. ETF (A)	1,503,097	35,097,315
Invesco S&P 500 High Dividend Low Volatility ETF	173,983	7,373,399

		42,470,714

U.S. Fixed Income Funds - 42.4%
iShares 20+ Year Treasury Bond ETF (A)	54,686	7,723,850
iShares Core 10+ Year USD Bond ETF	31,245	2,157,780
iShares MBS ETF	52,894	5,733,181
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1,320,623	35,379,490
Vanguard Long-Term Bond ETF (A)	253,891	25,919,732

		76,914,033

U.S. Mixed Allocation Fund - 7.2%
Global X MLP ETF (A)	1,656,131	13,116,558

Total Exchange-Traded Funds (Cost $183,408,482)		180,813,276

	Shares	Value
OTHER INVESTMENT COMPANY - 7.6%
Securities Lending Collateral - 7.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (B)	13,816,208	$ 13,816,208

Total Other Investment Company (Cost $13,816,208)		13,816,208

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp., 0.85% (B), dated 10/31/2019, to be repurchased at $286,860 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $294,029.	$ 286,853	286,853

Total Repurchase Agreement (Cost $286,853)		286,853

Total Investments (Cost $197,511,543)		194,916,337
Net Other Assets (Liabilities) - (7.4)%		(13,458,230)

Net Assets - 100.0%		$ 181,458,107

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$180,813,276	$—	$—	$180,813,276
Other Investment Company	13,816,208	—	—	13,816,208
Repurchase Agreement	—	286,853	—	286,853

Total Investments	$194,629,484	$286,853	$—	$194,916,337

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,454,009. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Debt

(unaudited)

MARKET ENVIRONMENT

The past 12 months (period ended October 31, 2019) remained volatile in emerging markets with developed market monetary policy and trade negotiations playing a pivotal role in asset prices and impacting other areas of the emerging world. While U.S. dollar-denominated assets were the best performers, the dispersion among asset classes has not been as significant over the course of 2019 as we had seen in parts of 2018. Down in quality, long duration risk in Sub-Saharan Africa, positive election outcomes like Ukraine and conventional spread risk out the curve in higher rated countries like Indonesia have all led the U.S. dollar emerging markets debt asset class to be the best performing opportunity set in the period.

Corporates have also been a strong performer, with Brazil and Mexico credits outpacing the index. Within local currency debt, there was a significant degree of dispersion in returns by country and region. Most recently Turkey rates rallied strongly amid substantial rate cuts. While the dovish stance of central banks in developed markets has been giving emerging markets countries space to ease, political noise and dollar strength have been weighing on emerging market currencies.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Emerging Markets Debt (Class A) returned 10.42%, excluding any sales charges. By comparison, its benchmark, the J.P. Morgan Emerging Markets Bond Index Global, returned 13.69%.

STRATEGY REVIEW

The majority of the relative underperformance for the 12-month period ended October 31, 2019 has come from the hard currency sovereign side of the portfolio. Both Argentina U.S. dollar and local currency bonds were detractors. Even though we believe the administration will be much more investor friendly than expected, asset prices will likely be slow to recover without any confirmation around International Monetary Fund (“IMF”) negotiations as well as plans for a debt restructuring. Not owning duration in higher rated areas like China and Russia also hurt returns over the period.

While Petroleos Mexicanos was a positive contributor, on the whole the underweight in Mexico did not help performance given high quality outperformance in the hard currency space over the period. On the flip-side, Ukraine sovereign assets have been a strong performer on optimism surrounding continued engagement with the IMF, decent economic performance, and better than expected currency stability. Not owning Lebanon contributed to performance as that bond market continues to struggle with liquidity and solvency amidst an unstable political backdrop. Exposure to Ecuador also buoyed returns over the period as its government demonstrated concerted efforts to implement reforms and work with the IMF, albeit not without challenges.

On the local currency side, owning duration out the curve in Mexico has been good exposure for the portfolio. Brazil and Peru also contributed positively to the portfolio over the period. Brazil has delivered on pension reform, and we believe the central bank will likely cut rates to help spur domestic growth, while Peru remains an attractive market from a real rate perspective with a central bank that has helped reduce currency volatility.

Corporate exposure was a bright spot for the portfolio. Exposure in names like CSN, Vale SA, and Suzano Austria GmbH continued to trade very well. The deleveraging within Latin American names has generically been very powerful, and management teams have been hesitant to lever back up with global growth remaining uncertain. Exposure to high quality Mexican corporates in the banking sector added to performance. Indonesian power producers who sell to the quasi-sovereign space have also been some of the best performers over the course of the past twelve months.

Most recently, improved sentiment around U.S.-China trade negotiations, global central bank easing, and a partial stabilization of growth expectations in the U.S. and globally helped risk appetite in the first month of the fourth quarter of 2019. We were positioned out the curve in corporate, local, and sovereign debt, and benefitted from better sentiment and improved currency performance.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Todd Howard, CFA

Scott Moses, CFA

Co-Portfolio Managers

MetLife Investment Management, LLC

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Debt

(unaudited)

Asset Allocation	Percentage of Net Assets
Foreign Government Obligations	57.2%
Corporate Debt Securities	38.8
Other Investment Company	4.7
Repurchase Agreement	3.2
Short-Term Foreign Government Obligations	0.2
Common Stock	0.1
Net Other Assets (Liabilities) ^	(4.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
AAA	4.4%
AA	3.9
A	13.6
BBB	33.5
BB	14.9
B	18.5
CCC and Below	5.9
Not Rated	9.5
Net Other Assets (Liabilities) ^	(4.2)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	10.44
Duration †	6.09

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Debt

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	5.19%	2.31%	4.43%	08/31/2011
Class A (NAV)	10.42%	3.32%	5.05%	08/31/2011
J.P. Morgan Emerging Markets Bond Index Global (A)	13.69%	4.83%	5.50%
Class C (POP)	8.70%	2.58%	4.32%	08/31/2011
Class C (NAV)	9.70%	2.58%	4.32%	08/31/2011
Class I (NAV)	10.89%	3.67%	5.42%	08/31/2011
Class I2 (NAV)	11.00%	3.78%	5.51%	08/31/2011
Class R6 (NAV)	11.01%	N/A	4.82%	05/29/2015

(A) The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments, and the relativity small size and less liquidity of these markets. Debt investing is subject to credit risk and interest rate risk. Credit risks is the risk that the issuer of a bond won’t meet their payments and Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES - 38.8%
Argentina - 0.8%
Genneia SA 8.75%, 01/20/2022 (A)	$ 1,631,000	$ 1,100,925
Pampa Energia SA 7.50%, 01/24/2027 (A)	2,520,000	2,018,545
YPF SA 8.50%, 07/28/2025 (A)	2,100,000	1,663,200

		4,782,670

Austria - 1.0%
Suzano Austria GmbH 7.00%, 03/16/2047 (A) (B)	5,218,000	6,065,925

Bermuda - 0.7%
Digicel Group One, Ltd. 8.25%, 12/30/2022 (A)	2,823,000	1,669,099
Digicel, Ltd. 6.75%, 03/01/2023 (A)	4,670,000	2,451,796

		4,120,895

Brazil - 2.4%
Banco Votorantim SA 4.50%, 09/24/2024 (A)	2,185,000	2,253,063
BRF SA 4.88%, 01/24/2030 (A)	2,970,000	2,962,278
OI SA PIK Rate 4.00%, Cash Rate 8.00%, 07/27/2025 (C)	4,900,000	4,312,680
Samarco Mineracao SA 4.13%, 11/01/2022 (A) (D) (E)	2,575,000	1,751,026
Vale SA 5.63%, 09/11/2042 (B)	2,882,000	3,263,865

		14,542,912

Canada - 0.8%
First Quantum Minerals, Ltd. 6.88%, 03/01/2026 (A) (B)	5,235,000	5,123,756

Cayman Islands - 4.5%
Alibaba Group Holding, Ltd. 3.40%, 12/06/2027	4,410,000	4,580,497
Bioceanico Sovereign Certificate, Ltd. Zero Coupon, 06/05/2034 (A)	2,820,000	1,952,850
Comunicaciones Celulares SA Via Comcel Trust 6.88%, 02/06/2024 (A)	1,500,000	1,545,000
Latam Finance, Ltd. 7.00%, 03/01/2026 (A) (B)	2,500,000	2,692,500
Lima Metro Line 2 Finance, Ltd. 4.35%, 04/05/2036 (A)	5,295,000	5,625,938
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (F)	2,474,039	2,461,694
Rutas 2 and 7 Finance, Ltd. Zero Coupon, 09/30/2036 (A)	1,500,000	975,000
Tencent Holdings, Ltd. 3.98%, 04/11/2029 (A)	2,760,000	2,970,366
Vale Overseas, Ltd.
6.25%, 08/10/2026	2,000,000	2,330,400
6.88%, 11/10/2039 (B)	2,028,000	2,593,325

		27,727,570

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chile - 1.5%
Celulosa Arauco y Constitucion SA
4.25%, 04/30/2029 (A)	$ 1,800,000	$ 1,830,600
5.15%, 01/29/2050 (A)	2,780,000	2,747,196
Cencosud SA 4.38%, 07/17/2027 (A)	3,220,000	3,266,941
Empresa Electrica Cochra SpA 5.50%, 05/14/2027	1,410,000	1,454,063

		9,298,800

Ecuador - 0.5%
Petroamazonas EP 4.63%, 11/06/2020 (A)	2,785,000	2,753,669

India - 1.3%
Adani Ports & Special Economic Zone, Ltd. 4.38%, 07/03/2029 (A)	2,910,000	3,034,753
Muthoot Finance, Ltd. 6.13%, 10/31/2022 (A)	1,780,000	1,804,920
Shriram Transport Finance Co., Ltd. 5.95%, 10/24/2022 (A)	3,350,000	3,387,362

		8,227,035

Indonesia - 1.1%
Pelabuhan Indonesia II PT 5.38%, 05/05/2045 (A) (B)	2,570,000	2,923,375
Pertamina Persero PT 5.63%, 05/20/2043 (A)	3,600,000	4,138,773

		7,062,148

Ireland - 0.5%
C&W Senior Financing DAC 6.88%, 09/15/2027 (A)	1,400,000	1,473,500
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (A)	1,665,000	1,708,706

		3,182,206

Israel - 1.1%
Israel Chemicals, Ltd. 6.38%, 05/31/2038 (F)	4,230,000	5,088,479
Israel Electric Corp., Ltd. 5.00%, 11/12/2024 (F)	1,600,000	1,759,200

		6,847,679

Kazakhstan - 0.3%
KazMunayGas National Co. JSC 5.75%, 04/19/2047 (A)	1,605,000	1,876,206

Luxembourg - 1.5%
Altice SA 10.50%, 05/15/2027 (A)	2,550,000	2,884,688
Swiss Insured Brazil Power Finance Sarl 9.85%, 07/16/2032 (A)	BRL 22,711,000	6,554,789

		9,439,477

Mexico - 6.6%
Banco Mercantil del Norte SA
Fixed until 06/27/2029 (G), 7.50% (A) (H)	$ 3,635,000	3,790,396

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Mexico (continued)
BBVA Bancomer SA
Fixed until 09/13/2029, 5.88% (H), 09/13/2034 (A)	$ 2,400,000	$ 2,438,400
Docuformas SAPI de CV 10.25%, 07/24/2024 (A)	1,425,000	1,443,169
Grupo Bimbo SAB de CV
Fixed until 04/17/2023 (G), 5.95% (A) (H)	4,260,000	4,508,145
Industrias Penoles SAB de CV 5.65%, 09/12/2049 (A)	4,400,000	4,526,500
Mexico City Airport Trust 5.50%, 07/31/2047 (A)	5,761,000	5,756,391
Petroleos Mexicanos
6.50%, 03/13/2027	5,415,000	5,739,900
6.84%, 01/23/2030 (A)	2,200,000	2,348,500
7.69%, 01/23/2050 (A)	9,486,000	10,307,867

		40,859,268

Mongolia - 0.3%
Mongolian Mortgage Corp. Hfc LLC 9.75%, 01/29/2022 (A)	2,070,000	2,028,053

Morocco - 0.4%
OCP SA 4.50%, 10/22/2025 (A)	2,400,000	2,537,309

Multi-National - 0.3%
Promigas SA ESP / Gases del Pacifico SAC 3.75%, 10/16/2029 (A)	1,890,000	1,890,000

Netherlands - 3.9%
Braskem Finance BV
4.50%, 01/31/2030 (A)	4,110,000	4,073,010
5.88%, 01/31/2050 (A)	4,040,000	4,014,952
IHS Holdco BV 8.00%, 09/18/2027 (A)	3,900,000	4,076,280
MDGH - GMTN BV 3.70%, 11/07/2049 (A)	3,895,000	3,910,736
Minejesa Capital BV 4.63%, 08/10/2030 (A)	2,200,000	2,274,294
Mong Duong Finance Holdings BV 5.13%, 05/07/2029 (A)	2,600,000	2,644,187
MV24 Capital BV 6.75%, 06/01/2034 (A)	2,630,000	2,749,665

		23,743,124

Nigeria - 0.4%
SEPLAT Petroleum Development Co. PLC 9.25%, 04/01/2023 (A)	2,300,000	2,415,460

Northern Mariana Islands - 0.4%
Azure Power Solar Energy Pvt, Ltd. 5.65%, 12/24/2024 (A)	1,200,000	1,204,800
MTN Mauritius Investments, Ltd. 6.50%, 10/13/2026 (A)	1,000,000	1,103,500

		2,308,300

Panama - 0.5%
Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/2048 (A)	1,430,000	1,780,350

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Panama (continued)
Cable Onda SA 4.50%, 01/30/2030 (A)	$ 1,400,000	$ 1,418,578

		3,198,928

Peru - 0.7%
Alicorp SAA 6.88%, 04/17/2027 (A)	PEN 6,500,000	2,093,985
Banco Internacional del Peru SAA Interbank 3.25%, 10/04/2026 (A)	$ 1,920,000	1,915,200

		4,009,185

Republic of South Africa - 0.7%
Eskom Holdings SOC, Ltd. 7.85%, 04/02/2026, MTN	ZAR 72,000,000	4,371,767

Saudi Arabia - 1.1%
Saudi Arabian Oil Co.
2.88%, 04/16/2024 (A)	$ 2,255,000	2,289,443
4.38%, 04/16/2049 (A)	4,105,000	4,456,842

		6,746,285

Singapore - 1.0%
LLPL Capital Pte, Ltd. 6.88%, 02/04/2039 (A)	3,952,800	4,620,033
Medco Oak Tree Pte, Ltd. 7.38%, 05/14/2026 (A)	1,400,000	1,425,265

		6,045,298

Thailand - 0.3%
Bangkok Bank PCL
Fixed until 09/25/2029, 3.73% (H), 09/25/2034 (A)	1,625,000	1,646,740

Turkey - 1.3%
QNB Finansbank AS 6.88%, 09/07/2024 (A)	3,120,000	3,283,413
Turkcell Iletisim Hizmetleri AS 5.80%, 04/11/2028 (A) (B)	1,200,000	1,164,048
Turkiye Vakiflar Bankasi TAO 8.13%, 03/28/2024 (A)	3,375,000	3,475,170

		7,922,631

United Arab Emirates - 1.2%
Acwa Power Management And Investments One, Ltd. 5.95%, 12/15/2039 (A)	4,060,000	4,392,027
GEMS MENASA Cayman, Ltd. / GEMS Education Delaware LLC 7.13%, 07/31/2026 (A)	2,810,000	2,911,862

		7,303,889

United States - 1.6%
Kosmos Energy, Ltd. 7.13%, 04/04/2026 (A)	2,150,000	2,241,375
NBM Holdings, Inc., Co. 6.63%, 08/06/2029 (A)	3,015,000	3,139,745
Resorts World Las Vegas LLC / RWLV Capital, Inc. 4.63%, 04/16/2029 (A) (B)	2,360,000	2,484,150
Sasol Financing LLC 6.50%, 09/27/2028	2,020,000	2,258,525

		10,123,795

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Venezuela - 0.1%
Petroleos de Venezuela SA
5.50%, 04/12/2037 (F) (I)	$ 3,870,000	$ 232,200
8.50%, 10/27/2020 (F) (I)	1,945,000	544,600

		776,800

Total Corporate Debt Securities (Cost $232,257,275)		238,977,780

FOREIGN GOVERNMENT OBLIGATIONS - 57.2%
Angola - 0.8%
Angola Government International Bond 9.50%, 11/12/2025 (A) (B)	4,280,000	4,814,743

Argentina - 2.7%
Argentina Republic Government International Bond
5.63%, 01/26/2022	4,815,000	2,022,300
6.88%, 04/22/2021 - 01/26/2027	9,265,000	3,770,705
7.50%, 04/22/2026	4,915,000	2,084,009
7.63%, 04/22/2046	2,580,000	1,035,870
8.28%, 12/31/2033	7,108,333	3,571,062
Argentina Republic Government International Bond, Interest Only STRIPS 5.00% Argentina GDP growth over base of 3.00%, 0.00% (H), 12/15/2035	19,120,000	334,600
Argentina Treasury Bond 2.25%, 04/28/2020	ARS 83,030,000	1,381,218
Provincia de Buenos Aires 6.50%, 02/15/2023 (A)	$ 6,785,000	2,273,043

		16,472,807

Brazil - 2.8%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2025 - 01/01/2029	BRL 55,989,000	17,197,365

Chile - 0.5%
Bonos de la Tesoreria de la Republica en pesos 4.50%, 03/01/2021	CLP 2,130,000,000	2,978,861

Colombia - 2.2%
Colombia Government International Bond 4.00%, 02/26/2024	$ 2,975,000	3,143,444
Colombia TES
Series B,
6.25%, 11/26/2025	COP 9,430,500,000	2,899,602
7.00%, 05/04/2022	16,124,100,000	5,001,370
7.50%, 08/26/2026	8,200,000,000	2,685,968

		13,730,384

Cote d’Ivoire - 1.5%
Ivory Coast Government International Bond 6.88%, 10/17/2040 (A)	EUR 7,850,000	8,925,915

Croatia - 0.6%
Croatia Government International Bond 6.00%, 01/26/2024 (A)	$ 3,000,000	3,447,960

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Dominican Republic - 1.6%
Dominican Republic International Bond
6.00%, 07/19/2028 (A)	$ 3,000,000	$ 3,318,780
6.50%, 02/15/2048 (A)	2,000,000	2,180,020
6.88%, 01/29/2026 (A)	3,610,000	4,124,461

		9,623,261

Ecuador - 2.2%
Ecuador Government International Bond
7.88%, 01/23/2028 (A)	3,800,000	3,404,800
8.88%, 10/23/2027 (F)	345,000	321,368
8.88%, 10/23/2027 (A)	2,245,000	2,091,217
9.50%, 03/27/2030 (A) (B)	4,060,000	3,920,864
10.75%, 01/31/2029 (A)	3,550,000	3,603,285

		13,341,534

Egypt - 1.0%
Egypt Government International Bond
5.88%, 06/11/2025 (A)	1,000,000	1,035,448
6.20%, 03/01/2024 (A)	1,790,000	1,888,450
8.70%, 03/01/2049 (A)	2,775,000	2,970,277

		5,894,175

El Salvador - 0.2%
Republic of El Salvador 7.12%, 01/20/2050 (A)	1,415,000	1,435,518

Ghana - 0.6%
Ghana Government International Bond
7.63%, 05/16/2029 (A)	1,870,000	1,887,485
8.95%, 03/26/2051 (A)	1,970,000	1,991,177

		3,878,662

Indonesia - 5.6%
Indonesia Government International Bond
3.38%, 04/15/2023 (A)	3,740,000	3,829,582
3.75%, 04/25/2022 (A)	4,750,000	4,885,299
4.35%, 01/08/2027 (A)	6,100,000	6,645,703
4.75%, 01/08/2026 (A)	2,000,000	2,204,436
Indonesia Treasury Bond
7.50%, 08/15/2032	IDR 71,856,000,000	5,174,080
8.25%, 05/15/2036	25,935,000,000	1,956,270
8.38%, 03/15/2034	69,274,000,000	5,335,139
8.75%, 05/15/2031	25,000,000,000	1,983,445
Perusahaan Penerbit SBSN Indonesia III 4.40%, 03/01/2028 (A)	$ 2,540,000	2,768,600

		34,782,554

Kenya - 0.3%
Kenya Government International Bond 7.00%, 05/22/2027 (A)	1,995,000	2,090,305

Malaysia - 2.6%
Malaysia Government Bond
3.90%, 11/30/2026	MYR 4,808,000	1,182,137
3.91%, 07/15/2026	19,908,000	4,904,748
4.89%, 06/08/2038	24,054,000	6,561,098

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Malaysia (continued)
Malaysia Sovereign Sukuk Bhd. 3.04%, 04/22/2025 (A)	$ 3,000,000	$ 3,115,265

		15,763,248

Mexico - 6.7%
Mexico Bonos
6.50%, 06/09/2022	MXN 105,210,000	5,462,891
8.00%, 09/05/2024	116,000,000	6,374,722
8.50%, 11/18/2038	100,000,000	5,962,207
Series M,
7.50%, 06/03/2027	86,770,000	4,713,406
10.00%, 12/05/2024 - 11/20/2036	178,115,300	11,369,194
Mexico Government International Bond
3.75%, 01/11/2028	$ 4,230,000	4,409,775
4.60%, 01/23/2046	2,960,000	3,156,130

		41,448,325

Nigeria - 1.3%
Nigeria Government International Bond
7.14%, 02/23/2030 (A)	5,525,000	5,540,271
9.25%, 01/21/2049 (A) (B)	2,270,000	2,514,479

		8,054,750

Oman - 0.5%
Oman Government International Bond
6.00%, 08/01/2029 (A)	1,290,000	1,288,388
6.75%, 01/17/2048 (A)	2,105,000	1,973,437

		3,261,825

Peru - 2.2%
Peru Government International Bond
6.90%, 08/12/2037 (A)	PEN 13,997,000	5,169,839
8.20%, 08/12/2026 (A)	22,177,000	8,397,663

		13,567,502

Poland - 1.2%
Republic of Poland Government Bond
3.25%, 07/25/2025	PLN 22,058,000	6,216,388
4.00%, 10/25/2023	5,003,000	1,425,010

		7,641,398

Qatar - 0.9%
Qatar Government International Bond
2.38%, 06/02/2021 (A)	$ 2,000,000	2,005,000
4.00%, 03/14/2029 (A)	3,340,000	3,703,252

		5,708,252

Republic of Korea - 1.2%
Export-Import Bank of Korea
6.90%, 01/08/2021 (A)	IDR 30,000,000,000	2,143,064
8.00%, 05/15/2024 (A)	35,800,000,000	2,651,617
8.40%, 11/30/2021 (A)	38,700,000,000	2,799,829

		7,594,510

Republic of South Africa - 1.1%
Republic of South Africa Government Bond 8.00%, 01/31/2030	ZAR 72,136,100	4,389,375

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Republic of South Africa (continued)
Republic of South Africa Government International Bond 5.75%, 09/30/2049	$ 2,120,000	$ 2,051,354

		6,440,729

Russian Federation - 5.4%
Russian Federation Federal Bond - OFZ
7.40%, 12/07/2022	RUB 362,035,000	5,875,500
7.70%, 03/23/2033	287,773,000	4,941,137
8.15%, 02/03/2027	745,002,000	12,851,248
Russian Foreign Bond - Eurobond 5.10%, 03/28/2035 (F)	$ 8,400,000	9,658,841

		33,326,726

Saudi Arabia - 1.2%
Saudi Arabia Government International Bond 4.50%, 10/26/2046 (A)	6,795,000	7,474,092

Supranational - 1.4%
Asian Development Bank 6.45%, 08/08/2021, MTN	INR 82,890,000	1,168,521
Banque Ouest Africaine de Developpement 4.70%, 10/22/2031 (A)	$ 3,975,000	4,000,122
Eastern & Southern African Trade & Development Bank 5.38%, 03/14/2022, MTN (F)	3,425,000	3,553,711

		8,722,354

Turkey - 1.0%
Export Credit Bank of Turkey 6.13%, 05/03/2024 (A)	1,785,000	1,762,902
Turkey Government International Bond 4.88%, 10/09/2026	4,640,000	4,344,719

		6,107,621

Ukraine - 4.0%
Ukraine Government International Bond
Zero Coupon (H), 05/31/2040 (F)	14,525,000	13,635,489
7.75%, 09/01/2020 - 09/01/2023 (F)	6,255,000	6,600,531
7.75%, 09/01/2021 (A)	4,160,000	4,347,200

		24,583,220

United Arab Emirates - 1.8%
Abu Dhabi Government International Bond
2.50%, 09/30/2029 (A) (B)	2,695,000	2,674,788
3.13%, 09/30/2049 (A) (B)	8,715,000	8,386,270

		11,061,058

United Kingdom - 1.0%
Ukreximbank Via Biz Finance PLC 9.75%, 01/22/2025 (F)	5,960,000	6,317,600

Uruguay - 0.3%
Uruguay Government International Bond 4.98%, 04/20/2055	1,700,000	1,989,017

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Venezuela - 0.5%
Venezuela Government International Bond
Zero Coupon, 09/15/2027 (I)	$ 12,230,000	$ 1,268,862
9.00%, 05/07/2023 (D) (E) (F)	9,260,000	960,725
11.95%, 08/05/2031 (F) (I)	5,565,000	577,369

		2,806,956

Zambia - 0.3%
Zambia Government International Bond 8.50%, 04/14/2024 (F)	2,880,000	2,025,734

Total Foreign Government Obligations (Cost $361,421,331)		352,508,961

	Shares	Value
COMMON STOCK - 0.1%
Colombia - 0.1%
Frontera Energy Corp.	93,356	744,047

Total Common Stock (Cost $5,390,007)		744,047

	Principal	Value
SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
Argentina - 0.2%
Argentina Treasury Bill
0.00% (J) (K), 07/29/2020 - 10/29/2020	ARS 64,781,300	659,850
0.28% (J), 10/29/2020	71,466,000	636,275

Total Short-Term Foreign Government Obligations (Cost $4,338,150)		1,296,125

	Shares	Value
OTHER INVESTMENT COMPANY - 4.7%
Securities Lending Collateral - 4.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (J)	29,250,886	$ 29,250,886

Total Other Investment Company (Cost $29,250,886)		29,250,886

	Principal	Value
REPURCHASE AGREEMENT - 3.2%
Fixed Income Clearing Corp., 0.85% (J), dated 10/31/2019, to be repurchased at $19,845,557 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $20,242,394.	$ 19,845,088	19,845,088

Total Repurchase Agreement (Cost $19,845,088)		19,845,088

Total Investments (Cost $652,502,737)		642,622,887
Net Other Assets (Liabilities) - (4.2)%		(25,913,653)

Net Assets - 100.0%		$ 616,709,234

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	11/29/2019	USD	8,296,133	HUF	2,459,713,823	$—	$(64,589)
BCLY	11/29/2019	PLN	22,231,949	USD	5,779,276	40,572	—
BCLY	11/29/2019	HUF	4,577,981,261	USD	15,471,144	89,703	—
HSBC	11/29/2019	USD	3,394,791	MXN	65,159,962	22,919	—
HSBC	11/29/2019	USD	3,552,195	PLN	13,617,340	—	(12,533)
JPM	11/29/2019	USD	9,614,849	ZAR	141,336,350	297,723	—
SCB	11/04/2019	USD	40,345,937	BRL	161,500,240	87,196	—
SCB	11/04/2019	BRL	161,500,240	USD	39,685,405	610,953	(37,618)
SCB	12/03/2019	BRL	43,103,726	USD	10,754,758	—	(29,196)
TDB	11/29/2019	USD	8,768,183	EUR	7,888,036	—	(45,836)
TDB	11/29/2019	USD	2,373,248	HUF	703,786,694	—	(18,967)
TDB	11/29/2019	JPY	505,590,851	USD	4,649,962	39,635	—

Total						$1,188,701	$(208,739)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	54.9%	$352,508,961
Oil, Gas & Consumable Fuels	6.7	43,177,347
Electric Utilities	3.1	20,243,014
Metals & Mining	3.0	19,588,872
Banks	2.9	18,802,382
Chemicals	2.8	17,972,275
Diversified Financial Services	2.1	13,413,373
Food Products	2.0	12,704,153
Paper & Forest Products	1.7	10,643,721
Transportation Infrastructure	1.6	10,571,494
Construction & Engineering	1.1	7,004,130
Wireless Telecommunication Services	1.1	6,955,147
Diversified Telecommunication Services	1.0	6,764,476
Media	0.9	6,011,972
Marine	0.9	5,673,040
Road & Rail	0.9	5,625,938
Internet & Direct Marketing Retail	0.7	4,580,497
Professional Services	0.7	4,392,027
Capital Markets	0.6	3,910,736
Energy Equipment & Services	0.6	3,666,494
Food & Staples Retailing	0.5	3,266,941
Interactive Media & Services	0.5	2,970,366
Diversified Consumer Services	0.5	2,911,862
Airlines	0.4	2,692,500
Hotels, Restaurants & Leisure	0.4	2,484,150
Gas Utilities	0.3	1,890,000
Consumer Finance	0.3	1,804,920

Investments	92.2	592,230,788
Short-Term Investments	7.8	50,392,099

Total Investments	100.0%	$642,622,887

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$238,977,780	$—	$238,977,780
Foreign Government Obligations	—	352,508,961	—	352,508,961
Common Stock	744,047	—	—	744,047
Short-Term Foreign Government Obligations	—	1,296,125	—	1,296,125
Other Investment Company	29,250,886	—	—	29,250,886
Repurchase Agreement	—	19,845,088	—	19,845,088

Total Investments	$29,994,933	$612,627,954	$—	$642,622,887

Other Financial Instruments
Forward Foreign Currency Contracts (M)	$—	$1,188,701	$—	$1,188,701

Total Other Financial Instruments	$—	$1,188,701	$—	$1,188,701

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (M)	$—	$(208,739)	$—	$(208,739)

Total Other Financial Instruments	$—	$(208,739)	$—	$(208,739)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $343,671,431, representing 55.7% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $28,659,078. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(D)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2019, the total value of such securities is $2,711,751, representing 0.4% of the Fund’s net assets.
(E)	Non-income producing securities.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the total value of Regulation S securities is $53,737,541, representing 8.7% of the Fund’s net assets.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(I)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At October 31, 2019, the total value of such securities is $2,623,031, representing 0.4% of the Fund’s net assets.
(J)	Rates disclosed reflect the yields at October 31, 2019.
(K)	Percentage rounds to less than 0.01% or (0.01)%.
(L)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Columbian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
PLN	Polish Zloty
RUB	Russian Ruble
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank

PORTFOLIO ABBREVIATIONS:

GDP	Gross Domestic Product
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Equity

(unaudited)

MARKET ENVIRONMENT

Emerging Markets were positive for the fiscal year ended October 31, 2019.

Central banks, governments, and regulators reacted to heightened macro concerns (Brexit, trade wars, economic growth fears, inverted yield curves, etc.) by pivoting from hawkish policies over the second half of 2018 to dovish policies in 2019. For example, since December 2018, there were 95 global central bank rate cuts and numerous countries also implemented fiscal stimulus policies.

China is top of mind when evaluating emerging markets. Investor worries about China are ubiquitous and market conditions will be volatile at times, depending largely on the policies taken to support economic growth and negotiate trade relationships. While China is expected to slow, it remains one of the fastest-growing economies in the world. The Chinese government still has multiple levers to pull, including new stimulus measures, tax changes, infrastructure projects, and easing credit rules. Also, it is important to note that China continues to open its domestic stock market to outside investment. Consequently, foreign inflows will increasingly drive stock prices as Chinese companies become a larger part of the MSCI Emerging Markets Index.

We expect the macro uncertainty and volatility experienced in 2019 to continue into 2020 as much of the tensions have yet to resolve, and we add the additional uncertainty of the November, 2020 U.S. presidential election. While macro concerns and politics can dominate headlines, we believe that economics and earnings ultimately drive long-term asset and portfolio returns. Despite the heightened macro volatility, we remained disciplined and diversified and, as always, continued to avoid trying to time volatile markets.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Emerging Markets Equity (Class A) returned 7.15%, excluding any sales charges. By comparison, its benchmark, the MSCI Emerging Markets Index, returned 12.29%.

STRATEGY REVIEW

The portfolio continues to be positioned in line with our overall philosophy. ClariVest employs a strategy of identifying and investing in the securities of firms entering or extending a fundamental growth cycle. We manage this strategy by marrying it with a disciplined approach to portfolio construction. We maintain a balanced profile of growth and value, as demonstrated by a positive exposure to recent earnings growth relative to benchmark, as well as a positive exposure to valuation (via such measures as earnings to price) relative to benchmark.

The fund underperformed its benchmark this fiscal year ended October 31, 2019. Top detractors from performance over the period included: an overweight to materials, stock selection within China and Korea, and stock selection within industrials and energy.

Bottom stock-level contributors included China’s largest oil and gas company, PetroChina Co., Ltd., H Shares (“PetroChina”), and China Railway Group Ltd., H Shares (“China Railway Group”), an engineering and construction company. PetroChina fell as third quarter earnings missed estimates partly due to higher than expected losses from imported gas. China Railway Group reported strong new orders, however, gross margins contracted on product mix and economic slowdown in China.

Top contributors to portfolio performance included: an underweight to Saudi Arabia, allocation to Taiwan, strong stock selection within South Africa and Russia, an overweight to information technology, and stock selection within materials and consumer discretionary.

Top stock-level contributors included ANTA Sports Products, Ltd. (“ANTA”), the Chinese sportswear designer, and JBS SA (“JBS”), the Brazilian meat producer. ANTA’s share price rose after the company posted net profit and revenue that beat analyst estimates for the first half of the year due, in part, to retail sales from its Chinese operated Fila and Descente brands. JBS benefitted from pork price rises in the wake of an African Swine Fever outbreak in China which drastically cut China’s production output.

David R. Vaughn, CFA

Priyanshu Mutreja, CFA

Alex Turner, CFA

Co-Portfolio Managers

ClariVest Asset Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.8%
Other Investment Company	0.7
Exchange-Traded Fund	0.5
Repurchase Agreement	0.4
Preferred Stock	0.3
Net Other Assets (Liabilities)	(0.7)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	1.24%	(0.91)%	(0.10)%	04/30/2012
Class A (NAV)	7.15%	0.22%	0.65%	04/30/2012
MSCI Emerging Markets Index (A)	12.29%	3.32%	3.20%
Class C (POP)	5.56%	(0.41)%	0.01%	04/30/2012
Class C (NAV)	6.56%	(0.41)%	0.01%	04/30/2012
Class I (NAV)	7.86%	0.65%	1.04%	04/30/2012
Class I2 (NAV)	7.90%	0.75%	1.14%	04/30/2012

(A) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and less liquidity of these markets.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 98.8%
Brazil - 9.9%
Ambev SA (A)	1,309,800	$ 5,676,181
B3 SA - Brasil Bolsa Balcao	669,900	8,081,227
Banco Bradesco SA, ADR (A)	411,600	3,605,616
Banco BTG Pactual SA (A)	267,000	4,324,728
Banco do Brasil SA (A)	522,300	6,270,726
Banco Santander Brasil SA (A)	754,185	8,849,756
BRF SA (A)	245,900	2,177,262
Cia Siderurgica Nacional SA	927,000	2,727,490
Equatorial Energia SA	180,700	4,590,379
IRB Brasil Resseguros S/A (A)	786,900	7,414,774
JBS SA	1,917,000	13,522,486
MRV Engenharia e Participacoes SA	623,800	2,735,979
Petroleo Brasileiro SA, ADR (A)	273,600	4,128,624
Vale SA, ADR (A)	642,100	7,538,254

		81,643,482

China - 30.0%
Agricultural Bank of China, Ltd., H Shares	10,891,000	4,489,300
Alibaba Group Holding, Ltd., ADR (A)	196,100	34,644,987
Anhui Conch Cement Co., Ltd., H Shares	1,388,500	8,319,358
ANTA Sports Products, Ltd.	1,363,000	13,358,738
Bank of China, Ltd., H Shares	25,890,000	10,605,849
China Communications Construction Co., Ltd., H Shares	9,041,000	6,888,095
China Communications Services Corp., Ltd., H Shares	3,056,000	1,891,487
China Conch Venture Holdings, Ltd.	1,869,000	7,322,443
China Construction Bank Corp., H Shares	16,917,000	13,622,633
China National Building Material Co., Ltd., H Shares	5,946,000	5,023,325
China Railway Group, Ltd., H Shares	11,963,000	7,221,204
China Shenhua Energy Co., Ltd., H Shares	3,288,000	6,688,496
Country Garden Holdings Co., Ltd.	1,909,000	2,660,339
CRRC Corp., Ltd., H Shares	2,503,000	1,676,982
CSPC Pharmaceutical Group, Ltd.	1,734,000	4,458,949
Guangzhou R&F Properties Co., Ltd., H Shares	1,304,800	2,028,148
Industrial & Commercial Bank of China, Ltd., H Shares	8,857,000	6,374,910
JD.com, Inc., ADR (A)	260,100	8,102,115
KWG Group Holdings, Ltd. (A)	2,928,000	2,959,406
Lenovo Group, Ltd.	7,164,000	5,010,078
LI Ning Co., Ltd.	1,817,000	6,179,602
Momo, Inc., ADR	134,200	4,498,384
NetEase, Inc., ADR	34,000	9,719,240
New Oriental Education & Technology Group, Inc., ADR (A)	52,600	6,420,356
PetroChina Co., Ltd., H Shares	11,682,000	5,739,661
PICC Property & Casualty Co., Ltd., H Shares	6,008,000	7,628,890
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	3,468,000	3,987,606
Sinopharm Group Co., Ltd., H Shares	740,800	2,661,262
Sunac China Holdings, Ltd.	836,000	3,808,753
Tencent Holdings, Ltd.	763,900	31,273,696
Trip.Com Group, Ltd., ADR (A)	135,200	4,460,248
Yum China Holdings, Inc.	152,700	6,489,750

		246,214,290

	Shares	Value
COMMON STOCKS (continued)
Colombia - 0.5%
Ecopetrol SA, ADR	235,400	$ 4,296,050

Hong Kong - 3.5%
China Mengniu Dairy Co., Ltd. (A)	950,000	3,800,752
China Mobile, Ltd.	1,337,500	10,889,873
China Overseas Land & Investment, Ltd.	2,312,000	7,317,249
China Resources Beer Holdings Co., Ltd.	750,000	3,862,008
CITIC, Ltd.	2,199,000	2,890,485

		28,760,367

Hungary - 1.3%
MOL Hungarian Oil & Gas PLC	369,101	3,648,327
OTP Bank Nyrt	155,218	7,149,556

		10,797,883

India - 6.2%
Axis Bank, Ltd.	739,689	7,634,793
Coal India, Ltd.	1,127,827	3,311,351
Divi’s Laboratories, Ltd.	143,769	3,544,932
Dr. Reddy’s Laboratories, Ltd.	113,110	4,446,020
HDFC Bank, Ltd., ADR	119,322	7,289,381
ICICI Bank, Ltd., ADR	747,520	9,740,186
State Bank of India (A)	1,440,719	6,347,563
Tata Consultancy Services, Ltd.	189,323	6,071,228
UltraTech Cement, Ltd.	47,216	2,758,254

		51,143,708

Indonesia - 0.5%
Bank Negara Indonesia Persero Tbk PT	7,080,600	3,871,454

Malaysia - 0.4%
Tenaga Nasional Bhd.	1,002,200	3,324,277

Mexico - 3.2%
America Movil SAB de CV, Class L, ADR	820,800	12,976,848
Fomento Economico Mexicano SAB de CV, ADR	53,700	4,780,374
Grupo Financiero Banorte SAB de CV, Class O	854,800	4,673,816
Grupo Mexico SAB de CV, Series B	1,324,500	3,497,069

		25,928,107

Peru - 0.5%
Credicorp, Ltd.	17,505	3,746,770

Poland - 1.6%
Polski Koncern Naftowy Orlen SA	105,449	2,881,414
Powszechna Kasa Oszczednosci Bank Polski SA	728,685	7,270,353
Powszechny Zaklad Ubezpieczen SA	297,378	2,875,981

		13,027,748

Republic of Korea - 13.5%
Daelim Industrial Co., Ltd.	39,803	3,113,218
Fila Korea, Ltd.	118,939	5,888,423
GS Engineering & Construction Corp.	91,376	2,426,850
Hana Financial Group, Inc.	234,530	6,793,297
Hyundai Mobis Co., Ltd.	45,019	9,209,267
Hyundai Motor Co.	56,949	5,971,703
Industrial Bank of Korea	270,516	2,743,641
KB Financial Group, Inc.	257,618	9,288,818
Kia Motors Corp.	87,498	3,200,000
KT&G Corp.	46,793	4,021,917
NCSoft Corp.	12,390	5,495,071

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Republic of Korea (continued)
Samsung Electronics Co., Ltd.	697,179	$ 30,201,402
Shinhan Financial Group Co., Ltd.	143,088	5,226,903
SK Hynix, Inc.	113,368	7,990,181
SK Telecom Co., Ltd.	45,115	9,190,128

		110,760,819

Republic of South Africa - 5.1%
Absa Group, Ltd.	501,980	5,145,208
AngloGold Ashanti, Ltd., ADR	499,600	11,031,168
Exxaro Resources, Ltd.	177,566	1,449,036
MTN Group, Ltd. (B)	397,006	2,458,939
Naspers, Ltd., N Shares	114,823	16,304,403
Old Mutual, Ltd.	1,965,864	2,556,449
Sanlam, Ltd.	604,354	3,182,452

		42,127,655

Russian Federation - 4.2%
Gazprom PJSC, ADR	2,036,257	16,298,201
Lukoil PJSC, ADR	103,024	9,474,087
MMC Norilsk Nickel PJSC, ADR	210,477	5,837,580
X5 Retail Group NV, GDR	73,578	2,461,920

		34,071,788

Taiwan - 15.7%
Accton Technology Corp.	919,000	5,479,493
Asia Cement Corp.	3,551,000	5,021,946
Chipbond Technology Corp.	1,250,000	2,480,248
CTBC Financial Holding Co., Ltd.	9,091,000	6,331,342
Delta Electronics, Inc.	1,438,000	6,330,119
Elite Material Co., Ltd.	1,032,000	4,322,531
Far Eastern New Century Corp.	2,257,000	2,194,681
Hon Hai Precision Industry Co., Ltd.	5,040,000	13,344,853
King Yuan Electronics Co., Ltd.	1,822,000	2,289,434
MediaTek, Inc.	530,000	7,103,694
Nanya Technology Corp.	1,032,000	2,373,154
Novatek Microelectronics Corp.	1,889,000	12,162,875
Radiant Opto-Electronics Corp.	1,105,000	4,392,339
Realtek Semiconductor Corp.	1,228,000	9,137,235
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	633,800	32,723,094
Uni-President Enterprises Corp.	1,569,000	3,876,047
Yuanta Financial Holding Co., Ltd.	8,096,000	5,066,566
Zhen Ding Technology Holding, Ltd.	961,000	4,577,619

		129,207,270

Thailand - 1.9%
Advanced Info Service PCL	488,300	3,703,286
Charoen Pokphand Foods PCL	2,696,600	2,254,981
CP ALL PCL	2,464,100	6,385,687
PTT Exploration & Production PCL	770,700	3,075,653

		15,419,607

Turkey - 0.8%
BIM Birlesik Magazalar AS	296,578	2,454,689
Tekfen Holding AS	602,823	1,787,197
Turk Hava Yollari AO (A)	1,296,316	2,639,226

		6,881,112

Total Common Stocks (Cost $778,867,123)		811,222,387

	Shares	Value
PREFERRED STOCK - 0.3%
Brazil - 0.3%
Telefonica Brasil SA, 6.83% (C)	195,600	$ 2,588,816

Total Preferred Stock (Cost $2,548,372)		2,588,816

EXCHANGE-TRADED FUND - 0.5%
United States - 0.5%
iShares MSCI Emerging Markets ETF (B)	82,400	3,508,592

Total Exchange-Traded Fund (Cost $3,469,035)		3,508,592

OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (C)	5,625,563	5,625,563

Total Other Investment Company (Cost $5,625,563)		5,625,563

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.85% (C), dated 10/31/2019, to be repurchased at $3,639,344 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $3,715,922.	$ 3,639,258	3,639,258

Total Repurchase Agreement (Cost $3,639,258)		3,639,258

Total Investments (Cost $794,149,351)		826,584,616
Net Other Assets (Liabilities) - (0.7)%		(5,673,462)

Net Assets - 100.0%		$ 820,911,154

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	17.8%	$147,071,871
Semiconductors & Semiconductor Equipment	9.8	80,652,254
Oil, Gas & Consumable Fuels	7.4	60,990,900
Internet & Direct Marketing Retail	7.1	59,051,505
Wireless Telecommunication Services	4.7	39,219,074
Interactive Media & Services	4.3	35,772,080
Technology Hardware, Storage & Peripherals	4.3	35,211,480
Metals & Mining	3.7	30,631,561
Electronic Equipment, Instruments & Components	3.5	28,575,122
Food Products	3.1	25,631,528
Textiles, Apparel & Luxury Goods	3.1	25,426,763
Insurance	2.9	23,658,546
Construction & Engineering	2.8	23,328,051
Construction Materials	2.6	21,122,883
Real Estate Management & Development	2.3	18,773,895
Capital Markets	2.1	17,472,521
Entertainment	1.8	15,214,311
Beverages	1.7	14,318,563
Food & Staples Retailing	1.4	11,302,296
Auto Components	1.1	9,209,267
Automobiles	1.1	9,171,703
Machinery	1.1	8,999,425
Pharmaceuticals	1.1	8,904,969
Electric Utilities	1.0	7,914,656
Hotels, Restaurants & Leisure	0.8	6,489,750
Diversified Consumer Services	0.8	6,420,356
IT Services	0.7	6,071,228
Communications Equipment	0.7	5,479,493
Industrial Conglomerates	0.6	5,085,166
Media	0.5	4,460,248
Tobacco	0.5	4,021,917
Health Care Equipment & Supplies	0.5	3,987,606
Life Sciences Tools & Services	0.4	3,544,932
International Equity Funds	0.4	3,508,592
Household Durables	0.3	2,735,979
Health Care Providers & Services	0.3	2,661,262
Airlines	0.3	2,639,226
Diversified Telecommunication Services	0.3	2,588,816

Investments	98.9	817,319,795
Short-Term Investments	1.1	9,264,821

Total Investments	100.0%	$826,584,616

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$282,343,186	$528,879,201	$—	$811,222,387
Preferred Stock	2,588,816	—	—	2,588,816
Exchange-Traded Fund	3,508,592	—	—	3,508,592
Other Investment Company	5,625,563	—	—	5,625,563
Repurchase Agreement	—	3,639,258	—	3,639,258

Total Investments	$294,066,157	$532,518,459	$—	$826,584,616

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,440,093. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Event Driven

(unaudited)

MARKET COMMENTARY

The 2019 fiscal year ended October 31, 2019 had a tumultuous start as volatility returned to both the equity and fixed income markets. However, the S&P 500® Index rebounded at the outset of 2019. The 2019 year through October encountered ongoing volatility created by broad geopolitical concerns, including the trade war between U.S. and China, Brexit, and tensions in the Middle East. While the limited communication from the U.S. Federal Reserve (“Fed”) to the market was another source of volatility, the Fed followed through on previous indications and cut interest rates three times. The last rate cut came as the economy showed continued signs of slowing.

The global convertible market issuance remained healthy throughout 2019. The U.S. convertible market demonstrated strong performance. Broadly, the fiscal year period concluded with growing idiosyncratic volatility. Several factors contributed to individual stock volatility, including a steepening yield curve, continued market rotation from momentum into value, and an earnings season without outsized moves that signaled significant divergence between expectations and normalized valuations.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Event Driven (Class I2) returned 4.41%. By comparison, its benchmark, the ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index, returned 2.68%.

STRATEGY REVIEW

The healthcare and technology sectors were the greatest contributors to performance during the fiscal year, while the energy and media sectors were the greatest performance detractors. In terms of asset class, convertible bonds were the greatest contributors to performance whereas equity positions were the greatest detractors. The hybrid nature of the convertible asset class helped mitigate sharp downward swings in the market while also enabling upside participation through the convertible’s equity optionality. The Fund’s exposure to the merger and acquisitions sub-strategy was the greatest contributor to performance whereas the shorting sub-strategy & hedged positions were the greatest performance detractors during the fiscal year.

Inmarsat plc, Palo Alto Networks, Inc. and Inphi Corp. were the top performance contributors for the fiscal year. Inmarsat plc, the world’s leading provider of global satellite communications, was the top performer during the year. The Fund’s position in Inmarsat was established in 2018 and expressed through a convertible bond that was hedged with a short position in the company’s common stock to neutralize the delta exposure. Our long-term view that Inmarsat plc was an attractive takeover candidate came to fruition in mid-March 2019 when the company disclosed that it had been approached by a private equity consortium led by Apax Partners to be acquired. When the convertible notes traded up to reflect what we believed was near full value, the Fund exited its position.

Alibaba Group Holding, Ltd. – ADR, YY, Inc. and Evolent Health were the most significant detractors from returns during the fiscal year. The Alibaba Group Holding, Ltd. – ADR was a straight equity holding and the top performance detractor for the period. Alibaba Group Holdings, Ltd. is China’s largest ecommerce platform, and as one of the largest publicly traded companies in China, it remains a China sentiment proxy for many investors. During the period, we traded around our core fundamental position in the name. The company’s underlying equity experienced significant volatility during this period due to ongoing China-U.S. trade tensions and concerns of a global economic slowdown.

The portfolio was invested primarily in the U.S. during the fiscal year, with the remainder in Japan, Marshall Islands, France and China. The Fund’s largest sector concentrations were in technology, consumer discretionary and healthcare.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Odell Lambroza

Tracy V. Maitland

Co-Portfolio Managers

Advent Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Convertible Bonds	63.5%
Corporate Debt Securities	17.9
Convertible Preferred Stocks	9.8
Common Stocks	7.9
Repurchase Agreement	6.8
Other Investment Company	3.1
Over-the-Counter Options Purchased	0.0 *
Exchange-Traded Options Purchased	0.0 *
Common Stocks Sold Short	(17.9)
Net Other Assets (Liabilities) ^	8.9
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2019

Transamerica Event Driven

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception	Inception Date
Class I (NAV)	4.34%	4.03%	11/11/2016
Class I2 (NAV)	4.41%	2.14%	03/31/2015
ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index (A)	2.68%	1.87%

(A) The ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The value of your investment may be more volatile to the extent that the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets. The Fund also may have to sell assets at inopportune times to satisfy its obligations. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers.

Transamerica Funds	Annual Report 2019

Transamerica Event Driven

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 7.9%
Beverages - 0.3%
Constellation Brands, Inc., Class A	1,500	$ 285,495

Entertainment - 0.6%
Sciplay Corp., Class A (A) (B)	10,000	96,700
Ubisoft Entertainment SA (A)	6,450	380,834
Viacom, Inc., Class A (B)	4,281	102,273

		579,807

Hotels, Restaurants & Leisure - 1.2%
Norwegian Cruise Line Holdings, Ltd. (A)	5,000	253,800
Six Flags Entertainment Corp.	7,000	295,330
Wynn Resorts, Ltd.	5,000	606,700

		1,155,830

Independent Power & Renewable Electricity Producers - 1.1%
NRG Energy, Inc.	25,000	1,003,000

Insurance - 0.2%
Fidelity National Financial, Inc.	4,000	183,360

Media - 0.4%
Discovery, Inc., Class A (A) (B)	13,500	363,892

Multiline Retail - 0.8%
Macy’s, Inc. (B)	20,000	303,200
Target Corp.	4,000	427,640

		730,840

Software - 0.9%
Adobe, Inc. (A)	1,500	416,895
FireEye, Inc. (A)	26,129	413,883

		830,778

Specialty Retail - 0.3%
Fnac Darty SA (A)	1,462	84,545
MarineMax, Inc. (A)	14,335	221,476

		306,021

Technology Hardware, Storage & Peripherals - 1.4%
Western Digital Corp.	25,000	1,291,250

Trading Companies & Distributors - 0.7%
United Rentals, Inc. (A)	5,000	667,850

Total Common Stocks (Cost $7,741,589)		7,398,123

CONVERTIBLE PREFERRED STOCKS - 9.8%
Chemicals - 1.1%
International Flavors & Fragrances, Inc., 6.00%	21,343	998,212

Electric Utilities - 2.4%
NextEra Energy, Inc., 4.87%	38,000	1,932,680
Southern Co., 6.75%	6,500	345,540

		2,278,220

Multi-Utilities - 1.7%
Dominion Energy, Inc., Series A, 7.25%	15,000	1,608,150

Semiconductors & Semiconductor Equipment - 4.6%
Broadcom, Inc., Series A, 8.00%	4,000	4,332,080

Total Convertible Preferred Stocks (Cost $8,744,650)		9,216,662

	Principal	Value
CONVERTIBLE BONDS - 63.5%
Banks - 2.7%
BofA Finance LLC 0.25%, 05/01/2023, MTN (C)	$ 2,528,000	$ 2,537,490

Biotechnology - 2.0%
BioMarin Pharmaceutical, Inc. 0.60%, 08/01/2024 (B)	1,700,000	1,700,299
PTC Therapeutics, Inc. 1.50%, 09/15/2026 (D)	200,000	207,775

		1,908,074

Capital Markets - 1.0%
SBI Holdings, Inc. Zero Coupon, 09/13/2023 (E)	JPY 100,000,000	974,460

Chemicals - 2.2%
Toray Industries, Inc. Zero Coupon, 08/31/2021 (E)	200,000,000	2,029,894

Communications Equipment - 2.5%
Harmonic, Inc. 2.00%, 09/01/2024 (D)	$ 300,000	339,237
Lumentum Holdings, Inc. 0.25%, 03/15/2024	1,595,000	2,012,712

		2,351,949

Diversified Consumer Services - 1.0%
Chegg, Inc. 0.13%, 03/15/2025 (D)	1,000,000	935,800

Diversified Telecommunication Services - 1.1%
Vonage Holdings Corp. 1.75%, 06/01/2024 (D)	1,100,000	1,063,739

Electronic Equipment, Instruments & Components - 1.7%
Insight Enterprises, Inc. 0.75%, 02/15/2025 (D)	1,500,000	1,632,726

Entertainment - 1.6%
Zynga, Inc. 0.25%, 06/01/2024 (D)	1,500,000	1,533,540

Insurance - 1.4%
AXA SA 7.25%, 05/15/2021 (D)	1,286,000	1,333,421

Interactive Media & Services - 8.8%
Snap, Inc. 0.75%, 08/01/2026 (D)	2,450,000	2,476,289
Twitter, Inc. 0.25%, 06/15/2024 (C)	3,978,000	3,798,001
Zillow Group, Inc. 0.75%, 09/01/2024 (D)	2,000,000	2,007,041

		8,281,331

Internet & Catalog Retail - 3.7%
IAC Financeco 2, Inc. 0.88%, 06/15/2026 (C) (D)	1,700,000	1,828,736
IAC Financeco 3, Inc. 2.00%, 01/15/2030 (D)	1,450,000	1,612,714

		3,441,450

IT Services - 4.9%
Akamai Technologies, Inc. 0.38%, 09/01/2027 (D)	2,750,000	2,744,253
Okta, Inc. 0.13%, 09/01/2025 (D)	2,000,000	1,895,108

		4,639,361

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CONVERTIBLE BONDS (continued)
Machinery - 3.4%
Fortive Corp. 0.88%, 02/15/2022 (C) (D)	$ 3,200,000	$ 3,157,047

Media - 1.0%
Liberty Media Corp. 2.25%, 12/01/2048 (D)	808,000	955,724

Metals & Mining - 2.2%
SSR Mining, Inc. 2.50%, 04/01/2039 (D)	1,800,000	2,045,250

Pharmaceuticals - 2.9%
Jazz Investments I, Ltd. 1.88%, 08/15/2021 (C)	2,703,000	2,696,207

Semiconductors & Semiconductor Equipment - 6.3%
Inphi Corp. 0.75%, 09/01/2021 (C)	2,500,000	3,450,043
Synaptics, Inc. 0.50%, 06/15/2022 (C)	2,589,000	2,443,369

		5,893,412

Software - 7.7%
Alteryx, Inc. 1.00%, 08/01/2026 (D)	2,100,000	1,893,167
Palo Alto Networks, Inc. 0.75%, 07/01/2023 (C)	2,047,000	2,251,624
Proofpoint, Inc. 0.25%, 08/15/2024 (D)	1,900,000	1,966,500
Workiva, Inc. 1.13%, 08/15/2026 (D)	1,200,000	1,079,791

		7,191,082

Specialty Retail - 5.1%
Guess?, Inc. 2.00%, 04/15/2024 (D)	900,000	857,813
RH
Zero Coupon, 06/15/2023 (B) (C)	2,303,000	2,599,533
Zero Coupon, 09/15/2024 (D)	1,250,000	1,306,024

		4,763,370

Transportation Infrastructure - 0.3%
BEST, Inc. 1.75%, 10/01/2024 (D)	230,000	239,930

Total Convertible Bonds (Cost $58,000,142)		59,605,257

CORPORATE DEBT SECURITIES - 17.9%
Communications Equipment - 2.4%
Viavi Solutions, Inc. 1.75%, 06/01/2023	1,700,000	2,205,839

Electronic Equipment, Instruments & Components - 4.6%
Vishay Intertechnology, Inc. 2.25%, 06/15/2025 (C)	4,417,000	4,352,361

Health Care Equipment & Supplies - 1.7%
Wright Medical Group, Inc. 1.63%, 06/15/2023 (C)	1,645,000	1,571,285

Oil, Gas & Consumable Fuels - 2.3%
Scorpio Tankers, Inc. 3.00%, 05/15/2022	2,000,000	2,187,645

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 3.9%
FireEye, Inc. 0.88%, 06/01/2024 (C)	$ 1,500,000	$ 1,479,815
Splunk, Inc. 0.50%, 09/15/2023	2,000,000	2,167,000

		3,646,815

Specialty Retail - 0.8%
PetSmart, Inc. 7.13%, 03/15/2023 (D)	850,000	786,250

Technology Hardware, Storage & Peripherals - 2.2%
Pure Storage, Inc. 0.13%, 04/15/2023	2,000,000	2,097,618

Total Corporate Debt Securities (Cost $15,788,098)		16,847,813

	Shares	Value
OTHER INVESTMENT COMPANY - 3.1%
Securities Lending Collateral - 3.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (F)	2,871,734	2,871,734

Total Other Investment Company (Cost $2,871,734)		2,871,734

	Principal	Value
REPURCHASE AGREEMENT - 6.8%
Fixed Income Clearing Corp., 0.85% (F), dated 10/31/2019, to be repurchased at $6,408,542 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.75%, due 05/15/2022, and with a value of $6,539,197.	$ 6,408,391	6,408,391

Total Repurchase Agreement (Cost $6,408,391)		6,408,391

Total Investments Excluding Options Purchased (Cost $99,554,604)		102,347,980
Total Options Purchased - 0.0% (G) (Cost $232,763)		36,000

Total Investments Before Securities Sold Short (Cost $99,787,367)		102,383,980

	Shares	Value
SECURITIES SOLD SHORT - (17.9)%
COMMON STOCKS - (17.9)%
Biotechnology - (0.3)%
BioMarin Pharmaceutical, Inc.	(4,210)	(308,214)

Chemicals - (1.5)%
International Flavors & Fragrances, Inc.	(4,783)	(583,574)
Toray Industries, Inc.	(114,000)	(813,592)

		(1,397,166)

Communications Equipment - (1.4)%
Harmonic, Inc.	(26,200)	(203,836)
Lumentum Holdings, Inc.	(4,462)	(279,589)
Viavi Solutions, Inc.	(54,846)	(875,342)

		(1,358,767)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
SECURITIES SOLD SHORT (continued)
Diversified Financial Services - (0.8)%
AXA Equitable Holdings, Inc.	(17,861)	$ (385,798)
Voya Financial, Inc.	(6,272)	(338,437)

		(724,235)

Diversified Telecommunication Services - (0.2)%
Vonage Holdings Corp.	(23,000)	(224,710)

Electronic Equipment, Instruments & Components - (1.3)%
Insight Enterprises, Inc.	(5,000)	(306,900)
Vishay Intertechnology, Inc.	(45,323)	(913,258)

		(1,220,158)

Entertainment - (0.6)%
Live Nation Entertainment, Inc.	(3,060)	(215,730)
Zynga, Inc., Class A	(50,000)	(308,500)

		(524,230)

Health Care Equipment & Supplies - (0.5)%
Wright Medical Group NV	(21,228)	(441,542)

Interactive Media & Services - (2.1)%
IAC / InterActiveCorp	(2,800)	(636,300)
Snap, Inc., Class A	(35,700)	(537,642)
Twitter, Inc.	(18,913)	(566,823)
Zillow Group, Inc., Class C	(8,000)	(260,560)

		(2,001,325)

IT Services - (0.8)%
Akamai Technologies, Inc.	(4,000)	(346,000)
Okta, Inc.	(3,400)	(370,838)

		(716,838)

Machinery - (0.2)%
Fortive Corp.	(2,500)	(172,500)

Metals & Mining - (0.3)%
SSR Mining, Inc.	(22,600)	(334,254)

	Shares	Value
SECURITIES SOLD SHORT (continued)
Metals & Mining (continued)
Oil, Gas & Consumable Fuels - (0.5)%
Scorpio Tankers, Inc.	(15,000)	$ (477,150)

Pharmaceuticals - (0.4)%
Jazz Pharmaceuticals PLC	(3,019)	(379,277)

Semiconductors & Semiconductor Equipment - (2.2)%
Inphi Corp.	(27,000)	(1,940,760)
Synaptics, Inc.	(2,501)	(105,317)

		(2,046,077)

Software - (2.5)%
Alteryx, Inc., Class A	(6,000)	(549,000)
Palo Alto Networks, Inc.	(2,551)	(580,072)
Proofpoint, Inc.	(5,000)	(576,850)
Splunk, Inc.	(4,000)	(479,840)
Workiva, Inc.	(4,000)	(166,680)

		(2,352,442)

Specialty Retail - (2.2)%
Guess?, Inc.	(13,000)	(217,750)
RH	(10,257)	(1,863,697)

		(2,081,447)

Technology Hardware, Storage & Peripherals - (0.1)%
Pure Storage, Inc., Class A	(5,000)	(97,300)

Total Common Stocks (Proceeds $(16,311,360))		(16,857,632)

Total Securities Sold Short (Proceeds $(16,311,360))		(16,857,632)

Net Other Assets (Liabilities), Net of Securities Sold Short - 8.9%		8,393,354

Net Assets - 100.0%		$ 93,919,702

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - Freeport-McMoRan, Inc.	USD	10.00	11/29/2019	USD	294,600	300	$18,150	$9,300
Call - Micron Technology, Inc.	USD	55.00	12/20/2019	USD	2,377,500	500	29,875	23,500
Call - Square, Inc.	USD	90.00	12/20/2019	USD	1,535,750	250	112,188	2,000
Call - Twitter, Inc.	USD	45.00	01/17/2020	USD	599,400	200	72,550	1,200

Total							$232,763	$36,000

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - Twitter, Inc.	USD	50.00	01/17/2020	USD	359,640	120	$(26,079)	$(600)

	Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS	$(26,079)	$(600)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (H)
Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
FireEye, Inc., 1.63%, 06/01/2035	CITI	Receive	Quarterly/ Monthly	05/01/2020	USD	3,732,720	3,732,720	$130,643	$143,186	$(12,543)

Value
OTC Swap Agreements, at value (Assets)	$130,643

FUTURES CONTRACTS:

Short Futures Contracts:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
NASDAQ-100 E-Mini Index	(14)	12/20/2019	$(2,179,320)	$(2,265,270)	$—	$(85,950)
S&P 500® E-Mini Index	(12)	12/20/2019	(1,809,450)	(1,821,480)	—	(12,030)

Total Futures Contracts					$—	$(97,980)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
SSB	11/29/2019	USD	454,121	EUR	409,000	$—	$(2,892)
SSB	11/29/2019	USD	2,998,686	JPY	326,000,000	—	(25,121)

Total						$—	$(28,013)

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$6,932,744	$465,379	$—	$7,398,123
Convertible Preferred Stocks	9,216,662	—	—	9,216,662
Convertible Bonds	—	59,605,257	—	59,605,257
Corporate Debt Securities	—	16,847,813	—	16,847,813
Other Investment Company	2,871,734	—	—	2,871,734
Repurchase Agreement	—	6,408,391	—	6,408,391
Exchange-Traded Options Purchased	36,000	—	—	36,000

Total Investments	$19,057,140	$83,326,840	$—	$102,383,980

Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$130,643	$—	$130,643

Total Other Financial Instruments	$—	$130,643	$—	$130,643

LIABILITIES
Securities Sold Short
Common Stocks	$(16,044,040)	$(813,592)	$—	$(16,857,632)

Total Securities Sold Short	$(16,044,040)	$(813,592)	$—	$(16,857,632)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION (continued):

Valuation Inputs (continued) (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Exchange-Traded Options Written	$(600)	$—	$—	$(600)
Futures Contracts (J)	(97,980)	—	—	(97,980)
Forward Foreign Currency Contracts (J)	—	(28,013)	—	(28,013)

Total Other Financial Instruments	$(98,580)	$(28,013)	$—	$(126,593)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,811,993. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	All or a portion of these securities have been segregated by the custodian as collateral for open exchange-traded options and securities sold short transactions. The total value of such securities is $21,554,808.
(D)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $33,897,875, representing 36.1% of the Fund’s net assets.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the total value of Regulation S securities is $3,004,354, representing 3.2% of the Fund’s net assets.
(F)	Rates disclosed reflect the yields at October 31, 2019.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

CITI	Citibank, N.A.
SSB	State Street Bank & Trust Co.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Floating Rate

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2019 began with the prospects of healthy but moderating economic activity and global trade tensions that could potentially derail it. As consumption, fixed investments and government spending growth slowed, so did year-over-year gross domestic product (“GDP”) growth. Lower expectations prevailed throughout the year while any lingering optimism was reduced by a tumultuous geopolitical environment. As trade wars between the U.S. and China, and Japan and South Korea intensified, so did their impact on underlying economies.

Risks around trade policy were a concern for the U.S. Federal Reserve (“Fed”), which lowered 2019 GDP projections in December. Still, they stayed the course on normalizing rates given continued economic strength, and hiked rates once more in December of 2018. As a result, market expectations on Fed action soured, pricing in no further hike for the entirety of 2019 as a jolt of volatility overtook risk assets. The Fed’s more dovish tone and concerns over an inverted yield curve were top of mind for investors at the start of calendar year 2019. After cutting rates by 25 basis points in July and September, softening economic data and continued below-target inflation gave the green light to the Fed to trim its federal funds rate a quarter of a point at its October meeting.

The loan market started out with a sell-off that reached its apex in late December, with poor seasonal liquidity and heavy retail outflows contributing to the weakness. After the turn of the calendar year, the loan market rallied as collateralized loan obligation (“CLO”) issuance picked up, retail outflows moderated and market risk appetite picked up. The loan market traded in a range-bound pattern for much of the fiscal year, with three key themes. First, investors moved up in quality as the pace of rating agency downgrades increased. Secondly, retail investors made up less than 10% of the asset class due to persistent outflows, leading to the CLO market increasing its share of the market and making the market more ratings sensitive as a result. Finally, the size of the loan market finally stalled out after years of healthy increases in loans outstanding, and due to some of the pressures mentioned above, the high yield market stole some share of secured issuance while also enjoying a high number of paydowns throughout the year.

At the end of the fiscal year, the loan market legged back down, with the lower-quality segment leading the way lower as managers attempted to increase portfolio quality. BB rated credits eked out a slight gain in the month of October while other non-investment grade ratings fell. For the 12-month period, it’s notable that higher quality credits outperformed lower quality, with BBs and Bs producing positive returns while CCCs declined.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Floating Rate (Class A) returned 2.44%, excluding any sales charges. By comparison, its benchmark, the Credit Suisse Leveraged Loan Index, returned 2.60%.

STRATEGY REVIEW

Security selection, most notably Bs and CCC-rated loans, was the largest contributor to relative performance for the 12-month period. The underweight to CCCs contributed positively, as lower-quality underperformed. The Fund was underweight to BBs, detracting from results, but security selection within that ratings category contributed favorably. Positive results were slightly offset by off-benchmark exposures to investment grade credits. By sub-sector, top contributors to active returns included healthcare, consumer durables and services. The largest detractors included holdings in food/tobacco, energy and media/telecom.

With respect to positioning, we believe food and beverage, packaging, and consumer products industries stand to benefit from historically low energy prices and increased consumer spending. However, the fund has continued to remain underweight retail given our negative outlook for the sector, driven by slower mall traffic, weak margins, and poorly structured deals. We continue to watch how e-commerce generally is impacting consumption patterns, particularly in the consumer products space. Additionally, we have positioned the Fund to be underweight technology. While the sector has been a long-term beneficiary of secular growth, there will be winners and losers, and we believe there is quite a bit of equity-related risk in many tech deals.

John F. Bailey, CFA

Jason P. Felderman, CFA

Zach Halstead

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2019

Transamerica Floating Rate

(unaudited)

Asset Allocation	Percentage of Net Assets
Loan Assignments	73.8%
Repurchase Agreement	14.4
Corporate Debt Securities	6.8
Other Investment Company	0.2
Common Stocks	0.1
Preferred Stock	0.0 *
Net Other Assets (Liabilities)	4.7
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
AAA	14.4%
BBB	3.9
BB	22.0
B	48.0
CCC and Below	6.4
Not Rated	0.6
Net Other Assets (Liabilities)	4.7
Total	100.0%

Fund Characteristics	Years
Average Maturity §	3.09
Duration †	0.17

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2019

Transamerica Floating Rate

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(2.41)%	2.63%	2.54%	10/31/2013
Class A (NAV)	2.44%	3.62%	3.38%	10/31/2013
Credit Suisse Leveraged Loan Index (A)	2.60%	3.95%	3.92%
Class C (POP)	0.70%	2.85%	2.61%	10/31/2013
Class C (NAV)	1.68%	2.85%	2.61%	10/31/2013
Class I (NAV)	2.69%	3.81%	3.58%	10/31/2013
Class I2 (NAV)	2.78%	3.93%	3.68%	10/31/2013

(A) The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities in not guaranteed. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond.

Transamerica Funds	Annual Report 2019

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES - 6.8%
Communications Equipment - 0.7%
CommScope, Inc. 5.50%, 03/01/2024 (A)	$ 1,500,000	$ 1,520,250

Containers & Packaging - 0.9%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
3-Month LIBOR + 3.50%, 5.50% (C), 07/15/2021 (A) (B)	2,000,000	2,005,000

Health Care Providers & Services - 1.3%
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 05/01/2023 (A)	1,000,000	1,067,500
Tenet Healthcare Corp. 4.63%, 09/01/2024 (A)	1,665,000	1,707,624

		2,775,124

Hotels, Restaurants & Leisure - 0.9%
Scientific Games International, Inc. 5.00%, 10/15/2025 (A)	2,000,000	2,060,000

Media - 1.1%
CSC Holdings LLC 6.63%, 10/15/2025 (A)	2,000,000	2,130,000
MediaCom Broadband LLC / MediaCom Broadband Corp. 5.50%, 04/15/2021	400,000	400,000

		2,530,000

Oil, Gas & Consumable Fuels - 0.4%
eG Global Finance PLC 6.75%, 02/07/2025 (A)	835,000	835,000

Paper & Forest Products - 0.6%
Norbord, Inc. 6.25%, 04/15/2023 (A)	1,200,000	1,276,500

Pharmaceuticals - 0.9%
Bausch Health Cos., Inc. 6.50%, 03/15/2022 (A)	2,000,000	2,057,500

Software - 0.0%
Avaya, Inc. 7.00%, 04/01/2019 (B) (D) (E) (F) (G)	1,700,000	0

Total Corporate Debt Securities (Cost $14,691,162)		15,059,374

LOAN ASSIGNMENTS - 73.8%
Aerospace & Defense - 0.2%
Avolon TLB Borrower 1 LLC Term Loan B3,
1-Month LIBOR + 1.75%, 3.60% (C), 01/15/2025	444,050	445,463

Airlines - 0.3%
WestJet Airlines, Ltd. Term Loan B, TBD, 08/07/2026 (H)	750,000	753,214

Auto Components - 1.7%
Jason, Inc.
1st Lien Term Loan,
1-Month LIBOR + 4.50%, 6.29% (C), 06/30/2021	318,477	278,136

	Principal	Value
LOAN ASSIGNMENTS (continued)
Auto Components (continued)
Jason, Inc. (continued)
3-Month LIBOR + 4.50%, 6.60% (C), 06/30/2021	$ 833,761	$ 728,151
K&N Engineering, Inc. 1st Lien Term Loan,
1-Month LIBOR + 4.75%, 6.54% (C), 10/20/202	2,227,327	2,093,687
Mavis Tire Express Services Corp.
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 5.04% (C), 03/20/2025	644,742	610,893
Delayed Draw Term Loan, 5.04% (C), 03/20/2025	18,457	17,488

		3,728,355

Automobiles - 0.5%
Thor Industries, Inc. Term Loan B,
1-Month LIBOR + 3.75%, 5.81% (C), 02/01/2026	1,146,603	1,115,788

Beverages - 0.6%
Blue Ribbon LLC Term Loan,
3-Month LIBOR + 4.00%, 6.27% (C), 11/15/2021	1,484,234	1,269,020

Building Products - 1.2%
Anvil International LLC 1st Lien Term Loan,
1-Month LIBOR + 5.00%, 6.80% (C), 05/28/2026	350,000	326,375
NCI Building Systems, Inc. Term Loan,
1-Month LIBOR + 3.75%, 5.66% (C), 04/12/2025	1,456,250	1,407,101
VT Topco, Inc. 1st Lien Term Loan,
3-Month LIBOR + 3.75%, 5.85% (C), 08/01/2025	931,122	925,593

		2,659,069

Capital Markets - 1.2%
Blucora, Inc. Term Loan B,
2-Month LIBOR + 3.00%, 5.09% (C), 05/22/2024	530,125	529,463
Kingpin Intermediate Holdings LLC Term Loan B,
1-Month LIBOR + 3.50%, 5.29% (C), 07/03/2024	1,445,257	1,442,246
Victory Capital Holdings, Inc. Term Loan B,
3-Month LIBOR + 3.25%, 5.35% (C), 07/01/2026	679,773	682,322

		2,654,031

Chemicals - 1.3%
Minerals Technologies, Inc.
Term Loan,
4.75%, 05/09/2021 (I)	802,022	796,007

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
LOAN ASSIGNMENTS (continued)
Chemicals (continued)
Minerals Technologies, Inc. (continued)
Term Loan B,
1-Month LIBOR + 2.25%, 4.08% (C), 02/14/2024	$ 86,451	$ 86,667
1-Month LIBOR + 2.25%, 4.17% (C), 02/14/2024	4,876	4,888
1-Month LIBOR + 2.25%, 4.27% (C), 02/14/2024	3,901	3,911
3-Month LIBOR + 2.25%, 4.39% (C), 02/14/2024	17,066	17,109
Polymer Process Holdings, Inc. Term Loan,
1-Month LIBOR + 6.00%, 7.92% (C), 05/01/2026	897,750	879,795
VAC Holdings GmbH Term Loan B,
3-Month LIBOR + 4.00%, 6.10% (C), 03/08/2025	1,132,750	1,098,767

		2,887,144

Commercial Services & Supplies - 3.1%
Advanced Disposal Services, Inc. Term Loan B3,
1-Week LIBOR + 2.25%, 4.09% (C), 11/10/2023	1,627,327	1,629,338
Asurion LLC Term Loan B4,
1-Month LIBOR + 3.00%, 4.79% (C), 08/04/2022	960,526	960,526
BIFM Buyer, Inc. Term Loan B,
3-month LIBOR + 3.75%, 5.87% (C), 06/01/2026	997,500	986,278
GFL Environmental, Inc. Term Loan B,
1-Month LIBOR + 3.00%, 4.79% (C), 05/30/2025	800,124	797,124
Prime Security Services Borrower LLC Term Loan B1,
1-Month LIBOR + 3.25%, 5.25% (C), 09/23/2026	1,000,000	964,583
Spin Holdco, Inc. Term Loan B,
3-Month LIBOR + 3.25%, 5.25% (C), 11/14/2022	1,181,672	1,145,853
TruGreen, LP Term Loan,
1-Month LIBOR + 3.75%, 5.54% (C), 03/19/2026	415,726	416,246

		6,899,948

Communications Equipment - 0.6%
Securus Technologies Holdings, Inc. 1st Lien Term Loan,
1-Month LIBOR + 4.50%, 6.29% (C), 11/01/2024	1,605,226	1,232,011

	Principal	Value
LOAN ASSIGNMENTS (continued)
Construction & Engineering - 1.4%
Granite Acquisition, Inc. Term Loan B, 3-Month LIBOR + 3.50%, 5.60% (C), 12/19/2021	$ 1,396,452	$ 1,395,579
McDermott Technology Americas, Inc.
1st Lien Term Loan,
3-Month LIBOR + 5.00%, 7.10% (C), 05/09/2025	1,712,500	1,031,781
Term Loan,
TBD, 10/21/2021 (H) (J)	653,890	670,238
PSC Industrial Holdings Corp. 1st Lien Term Loan,
1-Month LIBOR + 3.75%, 5.67% (C), 10/11/2024 (D) (J)	0	0

		3,097,598

Construction Materials - 0.0%
Forterra Finance LLC Term Loan B,
1-Month LIBOR + 3.00%, 4.79% (C), 10/25/2023 (D) (J)	0	0

Containers & Packaging - 4.0%
Anchor Glass Container Corp.
1st Lien Term Loan,
1-Month LIBOR + 2.75%, 4.54% (C), 12/07/2023	80,160	60,120
1-Month LIBOR + 2.75%, 4.74% (C), 12/07/2023	1,493,753	1,120,315
Ball Metalpack LLC
1st Lien Term Loan B,
3-Month LIBOR + 4.50%, 6.62% (C), 07/31/2025	1,197,356	1,083,607
2nd Lien Term Loan B,
1-Month LIBOR + 8.75%, 10.87% (C), 07/31/2026	1,000,000	890,000
Consolidated Container Co. LLC 1st Lien Term Loan,
1-Month LIBOR + 2.75%, 4.54% (C), 05/22/2024	254,571	250,222
Flex Acquisition Co., Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.00%, 5.03% (C), 12/29/2023	39,730	37,427
3-Month LIBOR + 3.00%, 5.10% (C), 12/29/2023 (J)	1,084,690	1,021,812
Term Loan,
3-Month LIBOR + 3.25%, 5.35% (C), 06/29/2025	276,341	260,452
Liqui-Box Holdings, Inc. Term Loan B, TBD, 05/21/2026 (H) (J)	1,750,000	1,717,187
Plastipak Packaging, Inc. Term Loan B,
1-Month LIBOR + 2.50%, 4.29% (C), 10/14/2024	1,422,608	1,372,817
Printpack Holdings, Inc. Term Loan,
1-Month LIBOR + 3.00%, 4.81% (C), 07/26/2023	1,109,970	1,098,870

		8,912,829

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
LOAN ASSIGNMENTS (continued)
Diversified Consumer Services - 1.5%
Belfor Holdings, Inc.
Term Loan B,
1-Month LIBOR + 4.00%, 5.79% (C), 04/06/2026	$ 498,750	$ 499,374
ServiceMaster Co.
Term Loan B,
1-Month LIBOR + 2.50%, 4.29% (C), 11/08/2023	142,247	142,034
USS Ultimate Holdings, Inc.
1st Lien Term Loan,
6-Month LIBOR + 3.75%, 5.95% (C), 08/25/2024	1,262,553	1,245,193
William Morris Endeavor Entertainment LLC
1st Lien Term Loan,
1-Month LIBOR + 2.75%, 4.54% (C), 05/18/2025	857,793	827,310
2-Month LIBOR + 2.75%, 4.62% (C), 05/18/2025	3,967	3,826
3-Month LIBOR + 2.75%, 4.68% (C), 05/18/2025	587,595	566,714
1-Month LIBOR + 2.75%, 4.68% (C), 05/18/2025	53,640	51,734

		3,336,185

Diversified Financial Services - 1.4%
BCP Raptor II LLC
1st Lien Term Loan,
1-Month LIBOR + 4.75%, 6.54% (C), 11/03/2025	438,900	384,038
Compass Group Diversified Holdings LLC
Term Loan B,
1-Month LIBOR + 2.25%, 4.04% (C), 04/18/2025	598,997	599,447
Messer Industries GmbH
Term Loan,
3-Month LIBOR + 2.50%, 4.60% (C), 03/01/2026	248,750	246,418
NBG Acquisition, Inc.
Term Loan,
3-Month LIBOR + 5.50%, 7.60% (C), 04/26/2024	1,760,487	1,478,809
WG Partners Acquisition LLC
Term Loan B,
3-Month LIBOR + 3.50%, 5.60% (C), 11/15/2023	349,074	342,093

		3,050,805

Diversified Telecommunication Services - 1.3%
CenturyLink, Inc.
Term Loan A,
1-Month LIBOR + 2.75%, 4.54% (C), 11/01/2022	467,949	468,387
Term Loan B,
1-Month LIBOR + 2.75%, 4.54% (C), 01/31/2025	952,576	943,646
Global Tel*Link Corp.
1st Lien Term Loan,
1-Month LIBOR + 4.25%, 6.04% (C), 11/29/2025	1,094,387	938,437

	Principal	Value
LOAN ASSIGNMENTS (continued)
Diversified Telecommunication Services (continued)
Hargray Communications Group, Inc.
Term Loan B,
1-Month LIBOR + 3.00%, 4.79% (C), 05/16/2024	$ 451,439	$ 450,150

		2,800,620

Electric Utilities - 0.5%
Vistra Operations Co. LLC
1st Lien Term Loan B3,
1-Month LIBOR + 2.00%, 3.79% (C), 12/31/2025	688,723	691,091
1-Month LIBOR + 2.00%, 3.89% (C), 12/31/2025	465,421	467,022

		1,158,113

Electrical Equipment - 0.8%
Electrical Components International, Inc.
1st Lien Term Loan,
3-Month LIBOR + 4.25%, 6.35% (C), 06/26/2025	725,638	660,330
Global Appliance, Inc.
Term Loan A,
1-Month LIBOR + 3.25%, 5.04% (C), 09/29/2022	457,286	445,854
VC GB Holdings, Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.00%, 4.80% (C), 02/28/2024	668,755	642,005

		1,748,189

Electronic Equipment, Instruments & Components - 2.1%
Badger Buyer Corp.
Term Loan B,
1-Month LIBOR + 3.50%, 5.29% (C), 09/30/2024	1,441,432	1,210,803
Electro Rent Corp.
1st Lien Term Loan,
2-Month LIBOR + 5.00%, 6.88% (C), 01/31/2024	3,407	3,415
3-Month LIBOR + 5.00%, 6.94% (C), 01/31/2024 (J)	1,321,755	1,325,059
GrafTech Finance, Inc.
Term Loan B,
1-Month LIBOR + 3.50%, 5.29% (C), 02/12/2025	838,889	803,236
Radio Systems Corp.
Term Loan B,
1-Month LIBOR + 2.75%, 4.54% (C), 05/02/2024	1,430,000	1,404,975

		4,747,488

Entertainment - 0.5%
AMC Entertainment Holdings, Inc.
Term Loan B,
6-Month LIBOR + 3.00%, 5.23% (C), 04/22/2026	1,215,134	1,213,109

Equity Real Estate Investment Trusts - 1.1%
iStar, Inc.
Term Loan B,
1-Month LIBOR + 2.75%, 4.60% (C), 06/28/2023	538,903	538,903

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
LOAN ASSIGNMENTS (continued)
Equity Real Estate Investment Trusts (continued)
iStar, Inc. (continued)
1-Month LIBOR + 2.75%, 4.75% (C), 06/28/2023	$ 525,431	$ 525,431
MGM Growth Properties Operating Partnership, LP
Term Loan A,
1-Month LIBOR + 2.00%, 3.79% (C), 06/14/2023	1,490,625	1,483,172

		2,547,506

Food & Staples Retailing - 2.6%
Albertsons LLC
Term Loan B8,
1-month LIBOR + 2.75%, 4.54% (C), 08/17/2026	1,596,433	1,604,415
BJ’s Wholesale Club, Inc.
1st Lien Term Loan,
1-Month LIBOR + 2.75%, 4.67% (C), 02/03/2024	952,602	952,006
Chef’s Warehouse Leasing Co. LLC
1st Lien Term Loan,
1-Month LIBOR + 3.50%, 5.29% (C), 06/22/2022	1,219,021	1,219,021
Give & Go Prepared Foods Corp.
1st Lien Term Loan,
1-Month LIBOR + 4.25%, 6.35% (C), 07/29/2023	1,005,224	924,806
Hostess Brands LLC
2019 Term Loan,
1-Month LIBOR + 2.25%, 4.04% (C), 08/03/2025	213,947	212,700
Term Loan,
3-Month LIBOR + 2.25%, 4.18% (C), 08/03/2025	482,360	479,546
Sage BorrowCo LLC
Term Loan B,
1-month LIBOR + 4.75%, 6.55% (C), 06/20/2026	299,250	300,372

		5,692,866

Food Products - 1.5%
8th Avenue Food & Provisions, Inc.
1st Lien Term Loan,
3-Month LIBOR + 3.75%, 5.69% (C), 10/01/2025	372,188	372,497
CSM Bakery Solutions LLC
1st Lien Term Loan,
3-Month LIBOR + 4.00%, 6.03% (C), 07/03/2020	662,312	617,606
Del Monte Foods, Inc.
1st Lien Term Loan,
3-Month LIBOR + 3.25%, 5.39% (C), 02/18/2021	1,190,415	1,020,781
Prime Rate + 2.25%, 7.00% (C), 02/18/2021	3,166	2,715
Dole Food Co., Inc.
Term Loan B,
1-Month LIBOR + 2.75%, 4.54% (C), 04/06/2024	145,957	143,220

	Principal	Value
LOAN ASSIGNMENTS (continued)
Food Products (continued)
Dole Food Co., Inc. (continued)
1-Month LIBOR + 2.75%, 4.57% (C), 04/06/2024	$ 290,241	$ 284,799
Shearer’s Foods, Inc.
Term Loan B,
1-Month LIBOR + 4.25%, 6.04% (C), 03/30/2022	1,000,000	997,083

		3,438,701

Health Care Equipment & Supplies - 2.3%
Carestream Dental Equipment, Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 5.04% (C), 09/01/2024 (J)	1,556,851	1,440,087
Carestream Health, Inc.
2nd Lien Term Loan,
1-Month LIBOR + 9.50%, 11.29% (C), 06/07/2021	1,010,000	964,550
CPI Holdco LLC
1st Lien Term Loan,
6-Month LIBOR + 3.50%, 5.54% (C), 03/21/2024	871,275	869,097
Mallinckrodt International Finance SA
Term Loan B,
3-Month LIBOR + 2.75%, 4.85% (C), 09/24/2024	558,860	435,911
3-Month LIBOR + 3.00%, 5.18% (C), 02/24/2025	672,644	524,662
Ortho-Clinical Diagnostics SA
Term Loan B,
3-Month LIBOR + 3.25%, 5.31% (C), 06/30/2025 (J)	987,146	939,331

		5,173,638

Health Care Providers & Services - 3.9%
AHP Health Partners, Inc.
Term Loan,
1-Month LIBOR + 4.50%, 6.29% (C), 06/30/2025	1,316,250	1,314,605
DaVita, Inc.
Term Loan B,
1-Month LIBOR + 2.25%, 4.04% (C), 08/12/2026	400,000	401,000
DuPage Medical Group, Ltd.
Term Loan,
1-Month LIBOR + 2.75%, 4.54% (C), 08/15/2024	991,029	971,208
HCA, Inc.
Term Loan B10,
TBD, 03/13/2025 (D) (H)	0	0
Term Loan B11,
1-Month LIBOR + 1.75%, 3.54% (C), 03/17/2023	612,542	614,361
Pearl Intermediate Parent LLC
1st Lien Term Loan,
1-Month LIBOR + 2.75%, 4.54% (C), 02/14/2025	649,283	636,298

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
Quorum Health Corp.
Term Loan B,
3-Month LIBOR + 6.75%, 8.68% (C), 04/29/2022	$ 1,395,935	$ 1,340,098
RadNet, Inc.
Reprice Term Loan,
3-Month LIBOR + 3.50%, 5.51% (C), 06/30/2023 (J)	506,444	504,545
Prime Rate + 2.50%, 7.25% (C), 06/30/2023	7,559	7,530
RegionalCare Hospital Partners Holdings, Inc.
Term Loan B,
1-Month LIBOR + 4.50%, 6.30% (C), 11/17/2025	992,500	990,328
Sound Inpatient Physicians
1st Lien Term Loan,
1-Month LIBOR + 2.75%, 4.54% (C), 06/27/2025 (D) (J)	0	0
Team Health Holdings, Inc.
1st Lien Term Loan,
1-Month LIBOR + 2.75%, 4.54% (C), 02/06/2024	852,500	660,687
WP CityMD Bidco LLC
Term Loan B,
3-month LIBOR + 4.50%, 6.60% (C), 08/13/2026 (J)	1,250,000	1,224,219

		8,664,879

Health Care Technology - 0.0%
Change Healthcare Holdings LLC Term Loan B, TBD, 03/01/2024 (D) (H)	0	0

Hotels, Restaurants & Leisure - 4.2%
Affinity Gaming LLC
Term Loan,
1-Month LIBOR + 3.25%, 5.04% (C), 07/01/2023	829,023	791,199
Boyd Gaming Corp.
Term Loan A,
1-Week LIBOR + 2.25%, 3.96% (C), 09/15/2021	286,388	284,718
Caesars Resort Collection LLC
1st Lien Term Loan B,
1-Month LIBOR + 2.75%, 4.54% (C), 12/23/2024	1,447,500	1,424,883
ClubCorp Holdings, Inc.
Term Loan B,
3-Month LIBOR + 2.75%, 4.85% (C), 09/18/2024	458,536	401,448
Flynn Restaurant Group, LP
1st Lien Term Loan,
1-Month LIBOR + 3.50%, 5.29% (C), 06/27/2025	1,088,972	1,024,541
Hilton Worldwide Finance LLC
Term Loan B2,
1-Month LIBOR + 1.75%, 3.57% (C), 06/22/2026	1,341,361	1,346,391

	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
NEP/NCP Holdco, Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 5.04% (C), 10/20/2025	$ 1,477,500	$ 1,419,631
NPC International, Inc.
1st Lien Term Loan,
3-Month LIBOR + 3.50%, 5.43% (C), 04/19/2024	2,461,536	1,353,845
Penn National Gaming, Inc.
Term Loan A,
1-Month LIBOR + 2.25%, 4.04% (C), 10/19/2023	725,781	724,874
United PF Holdings LLC
Delayed Draw Term Loan,
1-Month LIBOR + 4.50%, 6.29% (C), 06/10/2026	13,889	13,820
Term Loan,
1-Month LIBOR + 4.50%, 6.29% (C), 06/10/2026	658,073	654,783

		9,440,133

Household Durables - 2.3%
American Bath Group LLC
Term Loan B,
1-Month LIBOR + 4.25%, 6.04% (C), 09/30/2023 (D) (J)	0	0
API Heat Transfer ThermaSys Corp.
Term Loan,
3-Month LIBOR + 6.00%, 8.10% (C), 12/31/2023	827,549	744,794
Hoffmaster Group, Inc.
1st Lien Term Loan,
1-Month LIBOR + 4.00%, 5.79% (C), 11/21/2023 (J)	991,820	967,025
Libbey Glass, Inc.
Term Loan B,
3-Month LIBOR + 3.00%, 4.94% (C), 04/09/2021	1,238,812	904,332
Lifetime Brands, Inc.
Term Loan B,
1-Month LIBOR + 3.50%, 5.29% (C), 02/28/2025	548,813	532,349
WKI Holding Co., Inc.
Term Loan B,
3-Month LIBOR + 4.00%, 6.10% (C), 05/01/2024	1,926,187	1,914,148

		5,062,648

Household Products - 1.1%
KIK Custom Products, Inc.
Term Loan B,
1-Month LIBOR + 4.00%, 5.80% (C), 05/15/2023 (J)	1,633,088	1,535,103
Safety Products/JHC Acquisition Corp.
1st Lien Term Loan,
1-month LIBOR + 4.50%, 6.29% (C), 06/26/2026	889,076	862,404

		2,397,507

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
LOAN ASSIGNMENTS (continued)
Independent Power & Renewable Electricity Producers - 0.8%
Calpine Construction Finance Co., LP
Term Loan B,
1-Month LIBOR + 2.50%, 4.29% (C), 01/15/2025	$ 1,466,231	$ 1,466,231
Terra-Gen Finance Co. LLC
Term Loan B,
1-Month LIBOR + 4.25%, 6.04% (C), 12/09/2021	380,302	357,484

		1,823,715

Interactive Media & Services - 0.4%
Ancestry.com Operations, Inc.
Term Loan B,
1-Month LIBOR + 4.25%, 6.04% (C), 08/27/2026	1,093,549	967,791

IT Services - 2.2%
Flexential Intermediate Corp.
1st Lien Term Loan,
3-Month LIBOR + 3.50%, 5.60% (C), 08/01/2024	882,000	741,615
Helios Software Holdings, Inc.
Term Loan,
3-Month LIBOR + 4.25%, 6.18% (C), 10/02/2025	500,000	493,541
Moneygram International, Inc.
Term Loan B,
1-Month LIBOR + 6.00%, 7.79% (C), 06/30/2023	1,441,708	1,290,329
Rackspace Hosting, Inc.
1st Lien Term Loan,
3-Month LIBOR + 3.00%, 5.29% (C), 11/03/2023	1,203,502	1,068,777
Tempo Acquisition LLC
Term Loan,
1-Month LIBOR + 3.00%, 4.79% (C), 05/01/2024	427,942	427,942
Vestcom Parent Holdings, Inc.
1st Lien Term Loan,
1-Month LIBOR + 4.00%, 5.79% (C), 12/19/2023	1,010,462	937,204
Prime Rate + 3.00%, 7.75% (C), 12/19/2023	174	161

		4,959,569

Leisure Products - 1.7%
Bombardier Recreational Products, Inc.
Term Loan B2,
1-month LIBOR + 2.50%, 4.29% (C), 05/23/2025	498,750	498,127
Callaway Golf Co.
Term Loan B,
3-Month LIBOR + 4.50%, 6.44% (C), 01/02/2026	932,500	941,825
Playpower, Inc.
Term Loan,
3-Month LIBOR + 5.50%, 7.60% (C), 05/08/2026	897,750	888,772

	Principal	Value
LOAN ASSIGNMENTS (continued)
Leisure Products (continued)
SP PF Buyer LLC
Term Loan,
1-Month LIBOR + 4.50%, 6.29% (C), 12/22/2025	$ 1,735,000	$ 1,535,475

		3,864,199

Life Sciences Tools & Services - 0.3%
Parexel International Corp.
Term Loan B,
1-Month LIBOR + 2.75%, 4.54% (C), 09/27/2024	699,811	667,226

Machinery - 3.2%
Columbus McKinnon Corp.
Term Loan B,
3-Month LIBOR + 2.50%, 4.60% (C), 01/31/2024	1,295,822	1,296,632
Cortes NP Acquisition Corp.
Term Loan B,
1-Month LIBOR + 4.00%, 5.93% (C), 11/30/2023	881,853	828,941
Gardner Denver, Inc.
Term Loan B,
1-Month LIBOR + 2.75%, 4.54% (C), 07/30/2024 (J)	960,561	962,482
Harsco Corp.
Term Loan B1,
1-Month LIBOR + 2.25%, 4.06% (C), 12/06/2024	95,408	95,408
Patriot Container Corp.
1st Lien Term Loan,
1-Month LIBOR + 3.50%, 5.29% (C), 03/20/2025 (D)	0	0
2nd Lien Term Loan,
1-Month LIBOR + 7.75%, 9.54% (C), 03/20/2026	1,500,000	1,350,000
Rexnord LLC
Term Loan B,
1-Month LIBOR + 2.00%, 3.79% (C), 08/21/2024	626,130	628,713
Terex Corp.
Term Loan B,
TBD, 01/31/2024 (D) (H)	0	0
Term Loan B1,
1-Month LIBOR + 2.75%, 4.54% (C), 01/31/2024	746,250	748,116
Welbilt, Inc.
Term Loan B,
1-Month LIBOR + 2.50%, 4.29% (C), 10/23/2025	1,250,000	1,237,500

		7,147,792

Media - 3.3%
A-L Parent LLC
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 5.04% (C), 12/01/2023	1,124,666	1,125,229

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
LOAN ASSIGNMENTS (continued)
Media (continued)
Gray Television, Inc.
Term Loan B,
1-Month LIBOR + 2.25%, 4.26% (C), 02/07/2024	$ 750,000	$ 749,844
MCC LLC
Term Loan M,
1-Week LIBOR + 2.00%, 3.82% (C), 01/15/2025	960,000	962,000
Meredith Corp.
Term Loan B,
1-Month LIBOR + 2.75%, 4.54% (C), 01/31/2025	590,577	592,422
Nexstar Broadcasting, Inc.
Term Loan B4,
1-Month LIBOR + 2.75%, 4.55% (C), 09/18/2026	1,000,000	1,004,000
PSAV Holdings LLC
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 5.23% (C), 03/03/2025	832,653	800,388
3-Month LIBOR + 3.25%, 5.28% (C), 03/03/2025	832,653	800,388
3-Month LIBOR + 3.25%, 5.35% (C), 03/03/2025	34,694	33,349
Quincy Newspapers, Inc.
Term Loan B,
1-Month LIBOR + 3.00%, 4.79% (C), 10/13/2022	731,460	726,888
Prime Rate + 2.00%, 7.00% (C), 10/13/2022	8,056	8,005
Sinclair Television Group, Inc.
Term Loan B2B,
1-Month LIBOR + 2.50%, 4.43% (C), 09/30/2026	500,000	500,125

		7,302,638

Multi-Utilities - 0.4%
Solenis Holdings LLC 1st Lien Term Loan,
3-Month LIBOR + 4.00%, 6.12% (C), 06/26/2025 (J)	1,000,241	949,395

Oil, Gas & Consumable Fuels - 3.2%
BCP Raptor LLC Term Loan B,
1-Month LIBOR + 4.25%, 6.04% (C), 06/24/2024	510,491	447,445
Citgo Petroleum Corp. Term Loan B,
3-Month LIBOR + 4.50%, 6.60% (C), 07/29/2021	871,957	870,867
EG Group, Ltd. Term Loan B,
3-Month LIBOR + 4.00%, 6.10% (C), 02/07/2025 (J)	472,469	455,342
Fieldwood Energy LLC 1st Lien Term Loan,
3-Month LIBOR + 5.25%, 7.18% (C), 04/11/2022	2,100,000	1,702,499

	Principal	Value
LOAN ASSIGNMENTS (continued)
Oil, Gas & Consumable Fuels (continued)
Phoenix Services International LLC Term Loan,
1-Month LIBOR + 3.75%, 5.66% (C), 03/01/2025	$ 1,576,000	$ 1,442,040
PowerTeam Services LLC 1st Lien Term Loan,
3-Month LIBOR + 3.25%, 5.35% (C), 03/06/2025	902,893	779,497
Prairie ECI Acquiror, LP Term Loan B,
3-Month LIBOR + 4.75%, 6.85% (C), 03/11/2026	2,224	2,162
Southeast PowerGen LLC Term Loan B,
1-Month LIBOR + 3.50%, 5.29% (C), 12/02/2021	465,185	439,988
Ultra Resources, Inc. 1st Lien Term Loan,
1-Month LIBOR + 3.75%, 5.80% (C), 04/12/2024	1,739,266	1,045,733

		7,185,573

Paper & Forest Products - 1.6%
Clearwater Paper Corp. Term Loan B,
1-month LIBOR + 3.25%, 5.06% (C), 07/26/2026	620,000	618,450
Dunn Paper, Inc.
1st Lien Term Loan,
1-Month LIBOR + 4.75%, 6.54% (C), 08/31/2022	609,956	597,757
1-Month LIBOR + 4.75%, 6.68% (C), 08/31/2022	2,286,681	2,240,947
Prime Rate + 3.75%, 8.50% (C), 08/26/2022	5,545	5,434

		3,462,588

Personal Products - 0.8%
Edgewell Personal Care Co. Term Loan B, TBD, 09/19/2026 (H) (J)	750,000	751,406
Knowlton Development Corp., Inc. Term Loan,
1-Month LIBOR + 4.25%, 6.04% (C), 12/21/2025	992,500	993,121

		1,744,527

Pharmaceuticals - 1.4%
Akorn, Inc.
Term Loan B,
PIK Rate 0.75%, Cash Rate 8.06%, 04/16/2021 (K)	445,641	410,547
1-Month LIBOR + 6.25%, 4.41% (C), 04/16/2021	445,641	410,547
Alphabet Holding Co., Inc. 1st Lien Term Loan,
1-Month LIBOR + 3.50%, 5.29% (C), 09/26/2024	980,000	892,290

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
LOAN ASSIGNMENTS (continued)
Pharmaceuticals (continued)
Amneal Pharmaceuticals LLC Term Loan B,
1-Month LIBOR + 3.50%, 5.31% (C), 05/04/2025	$ 987,269	$ 752,793
Endo Finance Co. I SARL Term Loan B,
1-Month LIBOR + 4.25%, 6.06% (C), 04/29/2024	759,500	694,400

		3,160,577

Professional Services - 0.9%
Advantage Sales & Marketing, Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 5.04% (C), 07/23/2021	667,866	618,889
Term Loan B2,
1-Month LIBOR + 3.25%, 5.04% (C), 07/25/2021	491,206	455,185
Everi Payments, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 4.79% (C), 05/09/2024	944,435	943,058

		2,017,132

Real Estate Management & Development - 2.7%
CityCenter Holdings LLC Term Loan B,
1-Month LIBOR + 2.25%, 4.04% (C), 04/18/2024	948,874	948,704
DTZ Borrower LLC Term Loan B,
1-Month LIBOR + 3.25%, 5.04% (C), 08/21/2025	970,038	971,250
RE/MAX International, Inc. Term Loan B,
1-Month LIBOR + 2.75%, 4.54% (C), 12/15/2023	1,454,631	1,447,358
Realogy Group LLC Term Loan A,
1-Month LIBOR + 2.25%, 4.07% (C), 02/01/2023	962,500	921,594
Trico Group LLC Term Loan,
3-Month LIBOR + 7.00%, 9.10% (C), 02/02/2024	1,773,496	1,720,292

		6,009,198

Road & Rail - 0.2%
Fly Funding II SARL Term Loan B,
3-Month LIBOR + 2.00%, 4.18% (C), 02/09/2023	402,699	402,699

Software - 2.3%
Almonde, Inc.
1st Lien Term Loan,
6-Month LIBOR + 3.50%, 5.70% (C), 06/13/2024	111,467	106,428
3-Month LIBOR + 3.50%, 5.70% (C), 06/13/2024	101,435	96,850

	Principal	Value
LOAN ASSIGNMENTS (continued)
Software (continued)
Almonde, Inc. (continued)
2-Month LIBOR + 3.50%, 5.70% (C), 06/13/2024	$ 545,760	$ 521,087
Avaya, Inc.
Term Loan B,
1-Month LIBOR + 4.25%, 6.16% (C), 12/15/2024	423,614	403,492
1-Month LIBOR + 4.25%, 6.17% (C), 12/15/2024 (J)	252,712	240,708
MA FinanceCo. LLC Term Loan B3,
1-Month LIBOR + 2.50%, 4.30% (C), 06/21/2024	184,981	179,316
Quest Software Holdings, Inc. 1st Lien Term Loan,
3-Month LIBOR + 4.25%, 6.18% (C), 05/16/2025	843,075	820,418
Seattle Spinco, Inc. Term Loan B3,
1-Month LIBOR + 2.50%, 4.30% (C), 06/21/2024	1,249,221	1,210,964
SS&C Technologies Holdings SARL Term Loan B4,
1-Month LIBOR + 2.25%, 4.04% (C), 04/16/2025	629,158	629,846
SS&C Technologies, Inc. Term Loan B3,
1-Month LIBOR + 2.25%, 4.04% (C), 04/16/2025	963,816	964,870

		5,173,979

Specialty Retail - 1.6%
Apro LLC Term Loan B,
1-Month LIBOR + 4.00%, 5.83% (C), 08/08/2024	663,439	661,781
Bass Pro Group LLC Term Loan B,
1-Month LIBOR + 5.00%, 6.79% (C), 09/25/2024	1,091,176	1,044,255
Men’s Wearhouse, Inc. Term Loan B2,
1-Month LIBOR + 3.25%, 5.28% (C), 04/09/2025	974,686	692,027
PetSmart, Inc. Term Loan,
1-Month LIBOR + 4.00%, 5.93% (C), 03/11/2022	515,927	501,578
Staples, Inc. Term Loan B2,
2-Month LIBOR + 4.50%, 6.62% (C), 09/12/2024	795,500	783,568

		3,683,209

Technology Hardware, Storage & Peripherals - 0.7%
Diebold Nixdorf, Inc. Term Loan A,
3-month LIBOR + 4.75%, 6.75% (C), 04/30/2022	494,644	482,278

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
LOAN ASSIGNMENTS (continued)
Technology Hardware, Storage & Peripherals (continued)
Diebold, Inc. Term Loan B,
3-Month LIBOR + 2.75%, 4.75% (C), 11/06/2023	$ 639,944	$ 588,749
NCR Corp. Term Loan,
1-Week LIBOR + 2.50%, 4.29% (C), 08/28/2026	400,000	399,875

		1,470,902

Textiles, Apparel & Luxury Goods - 1.5%
Augusta Sportswear Group, Inc. Term Loan B,
1-Month LIBOR + 4.50%, 6.29% (C), 10/26/2023	786,127	770,404
Kontoor Brands, Inc. Term Loan B,
3-month LIBOR + 4.25%, 6.80% (C), 05/15/2026	670,781	669,104
Varsity Brands, Inc. Term Loan B,
1-Month LIBOR + 3.50%, 5.29% (C), 12/15/2024	1,946,469	1,821,571

		3,261,079

Trading Companies & Distributors - 0.5%
Utility One Source, LP Term Loan B,
1-Month LIBOR + 5.50%, 7.29% (C), 04/18/2023	1,164,749	1,170,573

Wireless Telecommunication Services - 0.9%
Digicel International Finance, Ltd. Term Loan B,
6-Month LIBOR + 3.25%, 5.34% (C), 05/28/2024	852,624	722,599
Sprint Communications, Inc. 1st Lien Term Loan B,
1-Month LIBOR + 2.50%, 4.31% (C), 02/02/2024	1,379,993	1,363,319

		2,085,918

Total Loan Assignments (Cost $174,540,399)		164,637,136

	Shares	Value
COMMON STOCKS - 0.1%
Health Care Providers & Services - 0.0%
Valitas Holdings, Inc. (E)	21,887	$ 0

Household Durables - 0.1%
API Heat Transfer Intermediate Corp. (L)	889,572	133,436

Total Common Stocks (Cost $316,362)		133,436

PREFERRED STOCK - 0.0% (M)
Household Durables - 0.0% (M)
API Heat Transfer Intermediate Corp., 0.00%	202,038	111,121

Total Preferred Stock (Cost $202,038)		111,121

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (N)	383,725	383,725

Total Other Investment Company (Cost $383,725)		383,725

	Principal	Value
REPURCHASE AGREEMENT - 14.4%
Fixed Income Clearing Corp., 0.85% (N), dated 10/31/2019, to be repurchased at $32,224,964 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $32,870,443.	$ 32,224,204	32,224,204

Total Repurchase Agreement (Cost $32,224,204)		32,224,204

Total Investments (Cost $222,357,890)		212,548,996
Net Other Assets (Liabilities) - 4.7%		10,474,070

Net Assets - 100.0%		$ 223,023,066

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (O)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$15,059,374	$0	$15,059,374
Loan Assignments	—	164,637,136	—	164,637,136
Common Stocks	—	133,436	0	133,436
Preferred Stock	—	111,121	—	111,121
Other Investment Company	383,725	—	—	383,725
Repurchase Agreement	—	32,224,204	—	32,224,204

Total Investments	$383,725	$212,165,271	$0	$212,548,996

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $14,659,374, representing 6.6% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $375,866. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Rounds to less than $1 or $(1).
(E)	Securities are Level 3 of the fair value hierarchy.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2019, the value of the security is $0, representing less than 0.1% of the Fund’s net assets.
(G)	Escrow position. Position represents remaining escrow balance expected to be received upon finalization of restructuring.
(H)	All or a portion of the security represents unsettled loan commitments at October 31, 2019 where the rate will be determined at time of settlement.
(I)	Fixed rate loan commitment at October 31, 2019.
(J)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(K)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(L)	Non-income producing security.
(M)	Percentage rounds to less than 0.1% or (0.1)%.
(N)	Rates disclosed reflect the yields at October 31, 2019.
(O)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(P)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

CPI	Consumer Price Index
LIBOR	London Interbank Offered Rate
PIK	Payment in-kind
Prime Rate	Interest rate charged by banks to their most credit worthy customers
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Global Equity

(unaudited)

MARKET ENVIRONMENT

Global equity markets produced relatively solid returns for the 12-month period ended October 31, 2019. Gains in the U.S. outpaced those of non-U.S. markets. The biggest drivers of returns were particularly strong performance in information technology and sectors that generally exhibit less economic cyclicality (e.g., real estate and utilities), while trade war uncertainty as well as a flattening yield curve negatively impacted more cyclical industries, particularly banks.

The significant fall in yields driven by dovish actions by central banks across the world created what we believe to be bubbly valuations in certain sectors, particularly utilities, real estate, consumer staples and technology. At the other end of the spectrum, we feel the market is overlooking cyclical value, an area where we see compelling long-term opportunities.

We also believe that non-U.S. markets are poised to outperform the U.S. One potential catalyst is German fiscal stimulus, which may be unveiled over the coming months to combat a technical recession. German fiscal stimulus could boost European equities and sovereign bond yields, with cyclical and value stocks being the primary beneficiaries.

The U.S. market, which has been the best performer over the last 10 years, may be running out of steam. Due in part to uncertainty surrounding the 2020 U.S. presidential election, we suspect U.S. markets will become more volatile and potentially underperform other regions.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Global Equity (Class A) returned 7.77%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the MSCl All Country World Index Net and MSCI World Index ex-U.S., returned 12.59% and 11.70%, respectively.

STRATEGY REVIEW

Transamerica Global Equity underperformed its benchmark for the fiscal year due mostly to negative stock selection in financials and consumer discretionary. Our underweights in information technology, real estate and utilities also negatively impacted performance as did our overweight in energy. Swedbank AB, A Shares (“Swedbank”) was one of the largest detracting stocks. The company was under investigation for suspected money laundering at their Estonian unit. While the investigation was ongoing at period end, the stock was trading at what we consider attractive valuations. Swedbank operates in a fairly oligopolistic market, generating higher returns relative to other European bank peers, with a conservative balance sheet and a strong capital position. We feel the bank’s balance sheet should be able to weather potential fines; the increase in costs to date were manageable.

Covetrus also weighed on performance. The company is a combination of the spin-out of Henry Schein’s animal health business, one of the largest providers of animal health products, and VetsFirstChoice, which provides pharmacy services to veterinarians. Providing an end to end solution for providers (i.e., accounting/billing solutions to medical equipment and pet medication), Covetrus was negatively impacted by a combination of issues, including disappointing earnings and a delay in the release of its first earnings report. Management also cited macroeconomic headwinds in North America, which was not consistent with commentary from other animal health companies that had reported. Additionally, there were concerns that manufacturers like Zoetis were exploring more direct distribution models. Given these concerns, we exited our position.

On a sector basis, communication services was the largest contributing sector, driven by strong performance in Facebook, which continued to experience robust earnings growth. Spark Therapeutics, another top individual contributor, received a takeover offer from Roche.

Europe was the largest detracting region, with our European bank holdings negatively impacting performance. Japan was our top contributing region, with KDDI Corp. being the largest contributor; the stock recovered from underperformance related to competitive concerns.

Jimmy C. Chang, CFA

David P. Harris, CFA

Co-Portfolio Managers

Rockefeller & Co. LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.5%
Repurchase Agreement	1.1
Other Investment Company	0.7
Exchange-Traded Funds	0.5
Net Other Assets (Liabilities)	(0.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Global Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	1.82%	4.81%	5.88%	03/01/2006
Class A (NAV)	7.77%	5.99%	6.48%	03/01/2006
MSCI All Country World Index Net (A)	12.59%	7.08%	8.81%
MSCI World Index ex-U.S. (B)	11.70%	4.58%	5.80%
Class C (POP)	5.99%	5.20%	5.73%	03/01/2006
Class C (NAV)	6.99%	5.20%	5.73%	03/01/2006
Class I (NAV)	8.07%	6.29%	6.53%	11/30/2009
Class R6 (NAV)	8.14%	N/A	6.02%	05/29/2015

(A) The MSCI All Country World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Investments in global/international markets involve risks not associated with U. S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets.

Transamerica Funds	Annual Report 2019

Transamerica Global Equity

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 98.5%
Australia - 0.8%
Treasury Wine Estates, Ltd. (A)	70,995	$ 859,883

Canada - 1.1%
Intact Financial Corp.	11,271	1,162,956

China - 2.8%
Shenzhou International Group Holdings, Ltd.	75,300	1,043,598
Tencent Holdings, Ltd.	46,300	1,895,499

		2,939,097

France - 6.6%
Airbus SE	15,104	2,163,297
Cie de Saint-Gobain	55,408	2,253,719
TOTAL SA	48,945	2,573,022

		6,990,038

Germany - 7.7%
Continental AG	9,450	1,263,485
Daimler AG	17,856	1,043,734
HeidelbergCement AG	33,414	2,482,703
KION Group AG	12,786	849,624
Vonovia SE	45,434	2,417,586

		8,057,132

Hong Kong - 3.7%
AIA Group, Ltd.	126,400	1,265,460
China Mobile, Ltd., ADR	63,981	2,583,553

		3,849,013

India - 0.9%
ICICI Bank, Ltd., ADR	76,514	996,977

Indonesia - 0.8%
Bank Rakyat Indonesia Persero Tbk PT	2,941,800	882,309

Ireland - 2.0%
Medtronic PLC	19,183	2,089,029

Japan - 10.3%
Amada Holdings Co., Ltd.	86,823	999,361
East Japan Railway Co.	10,500	957,630
Kansai Electric Power Co., Inc.	104,200	1,220,121
KDDI Corp.	85,500	2,374,428
Kyocera Corp.	26,300	1,739,370
Mitsubishi Electric Corp.	82,000	1,181,897
Sony Corp.	38,300	2,349,639

		10,822,446

Mexico - 0.7%
Cemex SAB de CV, ADR	203,676	767,858

Netherlands - 3.5%
ABN AMRO Bank NV, CVA (B)	63,770	1,187,037
ING Groep NV	218,095	2,463,548

		3,650,585

Republic of Korea - 3.0%
KB Financial Group, Inc.	28,711	1,035,220
Samsung Electronics Co., Ltd.	48,213	2,088,560

		3,123,780

Sweden - 1.3%
Swedbank AB, A Shares	96,367	1,347,843

Switzerland - 3.3%
Novartis AG, ADR	24,857	2,173,496

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
TE Connectivity, Ltd.	14,498	$ 1,297,571

		3,471,067

United Kingdom - 6.3%
BP PLC, ADR	34,014	1,289,471
Lloyds Banking Group PLC	3,400,771	2,502,148
M&G PLC (C)	200,510	555,304
Prudential PLC	76,677	1,339,378
Reckitt Benckiser Group PLC	12,744	984,534

		6,670,835

United States - 43.7%
Aflac, Inc.	24,498	1,302,314
Alnylam Pharmaceuticals, Inc. (C)	9,564	829,581
Alphabet, Inc., Class C (C)	3,528	4,445,668
Amazon.com, Inc. (C)	1,693	3,007,885
Becton Dickinson and Co.	5,464	1,398,784
Cerner Corp.	15,275	1,025,258
Comcast Corp., Class A	65,794	2,948,887
Comerica, Inc.	21,968	1,437,147
CVS Health Corp.	24,072	1,598,140
Deere & Co.	9,672	1,684,282
DexCom, Inc. (C)	3,764	580,559
Facebook, Inc., Class A (C)	22,092	4,233,932
Foot Locker, Inc.	22,654	985,676
Illumina, Inc. (C)	3,127	924,091
Lamb Weston Holdings, Inc.	15,116	1,179,653
Microsoft Corp.	20,730	2,972,060
Neurocrine Biosciences, Inc. (C)	5,672	564,307
Progressive Corp.	26,544	1,850,117
Regeneron Pharmaceuticals, Inc. (C)	3,305	1,012,255
Reinsurance Group of America, Inc.	13,161	2,138,268
Royal Caribbean Cruises, Ltd.	25,882	2,816,738
Southwest Airlines Co.	54,224	3,043,593
Visa, Inc., Class A	8,734	1,562,163
Walgreens Boots Alliance, Inc.	9,725	532,735
Wells Fargo & Co.	37,155	1,918,313

		45,992,406

Total Common Stocks (Cost $88,834,002)		103,673,254

EXCHANGE-TRADED FUNDS - 0.5%
United States - 0.5%
iShares Core MSCI EAFE ETF	4,195	265,250
iShares Core S&P 500 ETF	874	266,544

Total Exchange-Traded Funds (Cost $514,762)		531,794

OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (D)	739,156	739,156

Total Other Investment Company (Cost $739,156)		739,156

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

Principal	Value
REPURCHASE AGREEMENT - 1.1%

Fixed Income Clearing Corp., 0.85% (D), dated 10/31/2019, to be repurchased at $1,122,697 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $1,145,700.

$ 1,122,670	$ 1,122,670

Total Repurchase Agreement (Cost $1,122,670)	1,122,670

Total Investments (Cost $91,210,590)	106,066,874
Net Other Assets (Liabilities) - (0.8)%	(792,382)

Net Assets - 100.0%	$ 105,274,492

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	13.0%	$13,770,542
Interactive Media & Services	10.0	10,575,099
Insurance	8.5	9,058,493
Wireless Telecommunication Services	4.7	4,957,981
Health Care Equipment & Supplies	3.8	4,068,372
Oil, Gas & Consumable Fuels	3.6	3,862,493
Machinery	3.3	3,533,267
Construction Materials	3.1	3,250,561
Airlines	2.9	3,043,593
Electronic Equipment, Instruments & Components	2.9	3,036,941
Internet & Direct Marketing Retail	2.8	3,007,885
Software	2.8	2,972,060
Media	2.8	2,948,887
Hotels, Restaurants & Leisure	2.7	2,816,738
Real Estate Management & Development	2.3	2,417,586
Biotechnology	2.3	2,406,143
Household Durables	2.2	2,349,639
Building Products	2.1	2,253,719
Pharmaceuticals	2.0	2,173,496
Aerospace & Defense	2.0	2,163,297
Technology Hardware, Storage & Peripherals	2.0	2,088,560
Health Care Providers & Services	1.5	1,598,140
IT Services	1.5	1,562,163
Auto Components	1.2	1,263,485
Electric Utilities	1.1	1,220,121
Electrical Equipment	1.1	1,181,897
Food Products	1.1	1,179,653
Automobiles	1.0	1,043,734
Textiles, Apparel & Luxury Goods	1.0	1,043,598
Health Care Technology	1.0	1,025,258
Specialty Retail	0.9	985,676
Household Products	0.9	984,534
Road & Rail	0.9	957,630
Life Sciences Tools & Services	0.9	924,091
Beverages	0.8	859,883
Diversified Financial Services	0.5	555,304
Food & Staples Retailing	0.5	532,735
U.S. Equity Funds	0.3	266,544
International Equity Funds	0.2	265,250

Investments	98.2	104,205,048
Short-Term Investments	1.8	1,861,826

Total Investments	100.0%	$106,066,874

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$58,353,317	$45,319,937	$—	$103,673,254
Exchange-Traded Funds	531,794	—	—	531,794
Other Investment Company	739,156	—	—	739,156
Repurchase Agreement	—	1,122,670	—	1,122,670

Total Investments	$59,624,267	$46,442,607	$—	$106,066,874

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $701,551. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the value of the 144A security is $1,187,037, representing 1.1% of the Fund’s net assets.
(C)	Non-income producing securities.
(D)	Rates disclosed reflect the yields at October 31, 2019.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Government Money Market

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	44.9%
Short-Term U.S. Government Agency Obligations	27.7
U.S. Government Agency Obligations	17.6
U.S. Government Obligations	6.7
Short-Term U.S. Government Obligations	6.5
Net Other Assets (Liabilities)	(3.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Fund Characteristics	Years
Average Maturity §	0.29
Duration †	0.10

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Funds	Annual Report 2019

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.6%
Federal Agricultural Mortgage Corp.
1-Month LIBOR - 0.07%, 1.75% (A), 01/24/2020, MTN	$ 20,000,000	$ 20,000,000
SOFR + 0.05%, 1.87% (A), 08/26/2020, MTN	10,500,000	10,500,000
Federal Farm Credit Banks
3-Month Treasury Money Market Yield + 0.23%, 1.85% (A), 07/08/2021	3,055,000	3,055,000
1-Month LIBOR - 0.01%, 1.87% (A), 06/18/2020	1,525,000	1,524,981
1-Month LIBOR - 0.04%, 1.88% (A), 04/15/2020	28,500,000	28,500,635
3-Month Treasury Money Market Yield + 0.26%, 1.89% (A), 06/17/2021	5,180,000	5,179,166
1-Month LIBOR + 0.11%, 2.05% (A), 07/09/2021	1,330,000	1,330,000
1-Month LIBOR + 0.13%, 2.07% (A), 10/08/2021	965,000	965,000
2.16% (A), 09/23/2021	4,000,000	4,000,000
Federal Home Loan Banks
1-Month LIBOR - 0.04%, 1.85% (A), 04/17/2020	10,150,000	10,148,631
SOFR + 0.03%, 1.85% (A), 08/21/2020	1,595,000	1,595,000
SOFR + 0.04%, 1.86% (A), 02/09/2021	1,960,000	1,960,000
SOFR + 0.05%, 1.87% (A), 01/22/2021	2,010,000	2,010,000
SOFR + 0.08%, 1.90% (A), 07/24/2020 - 07/23/2021	8,915,000	8,915,000
3-Month LIBOR - 0.26%, 1.90% (A), 12/20/2019	23,500,000	23,500,000
SOFR + 0.09%, 1.91% (A), 09/10/2021	11,945,000	11,945,000
SOFR + 0.11%, 1.93% (A), 10/01/2020	5,840,000	5,840,000
SOFR + 0.12%, 1.94% (A), 10/07/2020 - 03/12/2021	8,700,000	8,700,000
1-Month LIBOR + 0.01%, 1.94% (A), 07/10/2020	10,575,000	10,575,000
SOFR + 0.13%, 1.95% (A), 10/16/2020	32,000,000	32,000,000
3-Month LIBOR - 0.23%, 1.96% (A), 02/10/2020	34,000,000	34,000,000
1-Month LIBOR - 0.03%, 1.97% (A), 08/04/2020	3,760,000	3,760,000
3-Month LIBOR - 0.13%, 2.03% (A), 12/21/2020	8,320,000	8,320,000
1-Month LIBOR + 0.05%, 2.05% (A), 05/08/2020	4,105,000	4,105,000
1-Month LIBOR + 0.05%, 2.07% (A), 05/08/2020	1,520,000	1,520,000

Total U.S. Government Agency Obligations (Cost $243,948,413)		243,948,413

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 6.7%
U.S. Treasury - 6.7%
U.S. Treasury Floating Rate Note
3-Month Treasury Money Market Yield + 0.03%, 1.67% (A), 04/30/2020	$ 21,225,000	$ 21,227,645
3-Month Treasury Money Market Yield + 0.04%, 1.68% (A), 07/31/2020	3,275,000	3,272,435
3-Month Treasury Money Market Yield + 0.05%, 1.68% (A), 10/31/2020	13,000,000	12,986,464
3-Month Treasury Money Market Yield + 0.12%, 1.75% (A), 01/31/2021	13,190,000	13,184,548
3-Month Treasury Money Market Yield + 0.14%, 1.78% (A), 04/30/2021	1,130,000	1,128,625
3-Month Treasury Money Market Yield + 0.22%, 1.86% (A), 07/31/2021	19,000,000	18,984,152
U.S. Treasury Note
1.50%, 05/15/2020 - 05/31/2020	4,990,000	4,978,028
1.63%, 06/30/2020	305,000	304,533
2.25%, 03/31/2020	2,545,000	2,547,061
2.38%, 04/30/2020	5,245,000	5,258,305
3.50%, 05/15/2020	8,220,000	8,293,133

Total U.S. Government Obligations (Cost $92,164,929)		92,164,929

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 27.7%
Federal Farm Credit Bank Discount Notes
1.86% (B), 06/30/2020	4,530,000	4,474,883
1.90% (B), 06/26/2020	12,855,000	12,698,626
2.07% (B), 03/03/2020	4,915,000	4,881,078
2.13% (B), 01/23/2020 - 01/29/2020	4,765,000	4,741,469
2.36% (B), 03/10/2020	10,060,000	9,976,810
2.39% (B), 03/24/2020	8,205,000	8,129,186
2.43% (B), 02/21/2020	5,210,000	5,171,909
2.45% (B), 02/04/2020	5,395,000	5,361,259
2.50% (B), 01/17/2020	8,745,000	8,699,735
2.55% (B), 11/20/2019	3,365,000	3,360,613
Federal Farm Credit Banks 1-Month LIBOR - 0.05%, 1.95% (A), 02/04/2020	10,000,000	10,000,000
Federal Home Loan Bank Discount Notes
1.59% (B), 01/31/2020	7,415,000	7,385,667
1.65% (B), 01/27/2020 - 04/24/2020	45,205,000	45,010,955
1.66% (B), 01/29/2020	17,000,000	16,931,621
1.67% (B), 04/15/2020	8,195,000	8,133,103
1.68% (B), 01/22/2020 - 01/24/2020	14,895,000	14,838,752
1.69% (B), 01/21/2020	9,510,000	9,474,587
1.71% (B), 12/13/2019 - 01/15/2020	38,650,000	38,538,874
1.72% (B), 04/08/2020	9,010,000	8,942,946
1.74% (B), 01/03/2020	8,850,000	8,823,516
1.86% (B), 02/13/2020	2,505,000	2,491,793
1.90% (B), 03/13/2020	7,430,000	7,379,053
1.93% (B), 03/18/2020 - 03/20/2020	7,665,000	7,608,882

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank Discount Notes (continued)
1.98% (B), 12/11/2019	$ 13,550,000	$ 13,520,777
1.99% (B), 11/20/2019	12,020,000	12,007,630
2.01% (B), 02/07/2020	5,005,000	4,978,296
2.03% (B), 12/18/2019	1,210,000	1,206,848
2.04% (B), 11/13/2019	11,505,000	11,497,329
2.08% (B), 01/22/2020	8,425,000	8,386,044
2.12% (B), 11/07/2019	2,135,000	2,134,262
2.14% (B), 01/08/2020	9,115,000	9,079,102
Federal Home Loan Banks
SOFR + 0.01%, 1.83% (A), 11/13/2019 - 02/21/2020	28,160,000	28,160,000
SOFR + 0.02%, 1.84% (A), 05/22/2020	2,925,000	2,925,000
SOFR + 0.03%, 1.85% (A), 12/06/2019	2,580,000	2,580,000
SOFR + 0.04%, 1.86% (A), 06/19/2020	2,730,000	2,730,000
SOFR + 0.05%, 1.87% (A), 01/17/2020	6,020,000	6,020,000
1-Month LIBOR - 0.04%, 1.89% (A), 01/14/2020	3,505,000	3,505,000
Federal Home Loan Mortgage Corp. Discount Notes
1.67% (B), 03/18/2020	19,570,000	19,446,971
1.91% (B), 01/17/2020	2,135,000	2,126,461

Total Short-Term U.S. Government Agency Obligations (Cost $383,359,037)		383,359,037

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 6.5%
U.S. Treasury Bill
1.66% (B), 01/23/2020	1,730,000	1,723,499
1.72% (B), 04/09/2020	5,585,000	5,543,299
1.73% (B), 04/09/2020	3,570,000	3,543,186
1.80% (B), 09/10/2020	2,955,000	2,910,153
1.89% (B), 02/20/2020	735,000	730,807
1.93% (B), 02/13/2020	20,000,000	19,890,800
1.94% (B), 11/21/2019	770,000	769,187
2.09% (B), 01/02/2020	15,000,000	14,947,300
2.18% (B), 12/19/2019	18,600,000	18,547,151
2.45% (B), 04/23/2020	21,280,000	21,037,266

Total Short-Term U.S. Government Obligations (Cost $89,642,648)		89,642,648

REPURCHASE AGREEMENTS - 44.9%
Barclays Capital, Inc., 1.73% (B), dated 10/31/2019, to be repurchased at $80,003,844 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.63%, due 02/15/2026, and with a value of $81,600,010.	80,000,000	80,000,000
BNP Paribas SA, 1.73% (B), dated 10/31/2019, to be repurchased at $80,003,844 on 11/01/2019. Collateralized by U.S. Government Obligations, 0.00% - 2.88%, due 02/15/2020 - 05/15/2043, and with a total value of $81,600,361.	80,000,000	80,000,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

BNP Paribas SA, 1.75% (B), dated 10/31/2019, to be repurchased at $5,000,243 on 11/01/2019. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.00% - 5.00%, due 06/30/2021 - 08/20/2049, and with a total value of $5,100,030.

	$ 5,000,000	$ 5,000,000
Citigroup Global Markets, Inc., 1.73% (B), dated 10/31/2019, to be repurchased at $1,000,048 on 11/01/2019. Collateralized by U.S. Government Obligations, 1.25% - 2.75%, due 11/30/2020 - 09/30/2024, and with a total value of $1,020,070.	1,000,000	1,000,000
Credit Agricole Corporate & Investment Bank, 1.77% (B), dated 10/31/2019, to be repurchased at $35,001,721 on 11/01/2019. Collateralized by U.S. Government Agency Obligations, 4.50%, due 01/20/2047 - 04/01/2049, and with a total value of $36,014,298.	35,000,000	35,000,000
Fixed Income Clearing Corp., 0.85% (B), dated 10/31/2019, to be repurchased at $1,101,166 on 11/01/2019. Collateralized by a U.S. Government Obligation, 2.25%, due 04/15/2022, and with a value of $1,127,023.	1,101,140	1,101,140
Goldman Sachs & Co., 1.73% (B), dated 10/31/2019, to be repurchased at $55,002,643 on 11/01/2019. Collateralized by U.S. Government Obligations, 0.00%, due 05/15/2041 - 02/15/2049, and with a total value of $56,100,001.	55,000,000	55,000,000
Goldman Sachs & Co., 1.75% (B), dated 10/31/2019, to be repurchased at $5,000,243 on 11/01/2019. Collateralized by a U.S. Government Agency Obligation, 4.25%, due 06/20/2069, and with a value of $5,100,001.	5,000,000	5,000,000
JPMorgan Chase & Co., 1.74% (B), dated 10/31/2019, to be repurchased at $70,003,383 on 11/01/2019. Collateralized by a U.S. Government Obligation, 0.00%, due 05/15/2046, and with a value of $71,400,031.	70,000,000	70,000,000
JPMorgan Chase & Co., 1.76% (B), dated 10/31/2019, to be repurchased at $80,003,911 on 11/01/2019. Collateralized by U.S. Government Agency Obligations, 3.00% - 5.50%, due 07/20/2033 - 01/15/2059, and with a total value of $81,600,000.	80,000,000	80,000,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
REPURCHASE AGREEMENTS (continued)

Merrill Lynch & Co., Inc., 1.73% (B), dated 10/31/2019, to be repurchased at $60,002,883 on 11/01/2019. Collateralized by U.S. Government Obligations, 0.00% - 0.75%, due 05/15/2028 - 07/15/2028, and with a total value of $61,200,000.

	$ 60,000,000	$ 60,000,000
Merrill Lynch & Co., Inc., 1.75% (B), dated 10/31/2019, to be repurchased at $80,003,889 on 11/01/2019. Collateralized by U.S. Government Agency Obligations, 3.50% - 4.00%, due 06/20/2047 - 07/20/2047, and with a total value of $81,600,000.	80,000,000	80,000,000
Toronto-Dominion Bank, 1.73% (B), dated 10/31/2019, to be repurchased at $34,001,634 on 11/01/2019. Collateralized by a U.S. Government Obligation, 2.88% due 11/30/2023, and with a value of $34,680,073.	34,000,000	34,000,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

Toronto-Dominion Bank, 1.75% (B), dated 10/31/2019, to be repurchased at $25,001,215 on 11/01/2019. Collateralized by a U.S. Government Obligation, 2.88%, due 11/30/2023, and with a value of $25,500,079.

	$ 25,000,000	$ 25,000,000
Wells Fargo Securities LLC, 1.73% (B), dated 10/31/2019, to be repurchased at $10,000,481 on 11/01/2019. Collateralized by a U.S. Government Obligation, 2.38%, due 05/15/2027, and with a value of $10,200,083.	10,000,000	10,000,000

Total Repurchase Agreements (Cost $621,101,140)		621,101,140

Total Investments (Cost $1,430,216,167)		1,430,216,167
Net Other Assets (Liabilities) - (3.4)%		(46,789,432)

Net Assets - 100.0%		$ 1,383,426,735

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$243,948,413	$—	$243,948,413
U.S. Government Obligations	—	92,164,929	—	92,164,929
Short-Term U.S. Government Agency Obligations	—	383,359,037	—	383,359,037
Short-Term U.S. Government Obligations	—	89,642,648	—	89,642,648
Repurchase Agreements	—	621,101,140	—	621,101,140

Total Investments	$—	$1,430,216,167	$—	$1,430,216,167

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Rates disclosed reflect the yields at October 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Quality Bond

(unaudited)

MARKET ENVIRONMENT

Following a turbulent end to 2018, the financial markets posted impressive performances with both fixed income and equity markets generating strong positive returns for the fiscal year ended October 31, 2019. The investment grade fixed income market has benefited from both declining Treasury rates and a spread sector rally.

The U.S. Federal Reserve (“Fed”) tightened rates by 25 basis points in December 2018, then eased rates three times, by 25 basis points each, from July through October. U.S. economic growth continued at a moderate pace during the fiscal year. The consumer remained a bulwark of the economy as employment trends were strong and personal consumption expenditures continued to be robust. The housing market was also a bright spot in the economy.

The trade war has overshadowed the manufacturing side of the economy. Business investment remains weak, and companies dependent on trade have underperformed those with more domestic focus. Concern remains that the U.S. economy may be the only engine of growth for the global economy. Corporate debt new issuance in 2019 has remained slightly below the pace of 2018, while issuance levels in the structured markets are on par or slightly ahead of 2018. Dollar denominated investment grade fixed income continues to be prized by both domestic and international investors, supporting the liquidity and spread levels of these markets.

PERFORMANCE

For the year ended October 31, 2019, Transamerica High Quality Bond (Class R4) returned 5.15%. By comparison, its benchmark, the ICE BofAML U.S. Corporate & Government 1-3 Years Index, returned 4.90%.

STRATEGY REVIEW

The Fund uses relative value analysis in an attempt to select high quality investment grade and liquid fixed income assets and to tactically adjust portfolio weightings in an effort to generate strong risk-adjusted returns. Throughout the period the Fund maintained a neutral duration stance relative to the benchmark. During the past fiscal year, the Fund’s allocation to corporates and commercial mortgage-backed securities (“CMBS”) was modestly decreased, and the allocation to asset-backed securities (“ABS”) was increased. The spreads on these three sectors increased in November and December of 2018, with corporate bonds increasing the most. Spreads generally tightened through the remainder of the fiscal year. Residential mortgage-backed securities (“RMBS”) spreads followed a different course, gradually widening through the second half of the year. The Fund’s overweight to the spread sectors and underweight to Treasuries relative to the index contributed to performance.

The Fund’s specific security selection also contributed to performance. Its holdings of subordinated auto ABS tranches and mezzanine CMBS tranches outperformed the broader sectors, as higher beta securities generally outperformed. Treasury rates fell and the yield curve flattened over the fiscal year. While the overall Fund duration was kept intentionally close to the benchmark, the Fund was overweight the 0-1 year and modestly underweight the 1-3 year. In total, curve positioning added to return for the fiscal period.

Peter S. Kaplan, CFA

Jennifer K. Wynn, CFA

Co-Portfolio Managers

Merganser Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Asset-Backed Securities	38.8%
Corporate Debt Securities	36.1
Mortgage-Backed Securities	10.5
U.S. Government Obligations	9.3
U.S. Government Agency Obligations	4.6
Other Investment Company	0.9
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	13.9%
AAA	11.7
AA	14.3
A	28.5
BBB	30.9
Not Rated	0.9
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	2.43
Duration †	1.76

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Funds	Annual Report 2019

Transamerica High Quality Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	5.38%	N/A	2.53%	04/21/2017
Class R (NAV)	4.85%	N/A	2.03%	04/21/2017
Class R4 (NAV)	5.15%	1.61%	1.77%	09/11/2000
ICE BofAML U.S. Corporate & Government 1-3 Years Index (A)	4.90%	1.62%	1.56%

(A) The ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund pertain only to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption.

Transamerica Funds	Annual Report 2019

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES - 38.8%
American Express Credit Account Master Trust Series 2017-7, Class B, 2.54%, 05/15/2025	$ 1,000,000	$ 1,014,026
AmeriCredit Automobile Receivables Trust
Series 2016-1, Class D,
3.59%, 02/08/2022	1,000,000	1,009,939
Series 2017-2, Class C,
2.97%, 03/20/2023	605,000	613,048
Series 2018-1, Class D,
3.82%, 03/18/2024	3,000,000	3,120,571
Series 2018-2, Class D,
4.01%, 07/18/2024	3,000,000	3,122,991
Capital Auto Receivables Asset Trust
Series 2015-4, Class C,
2.89%, 02/22/2021	190,558	190,618
Series 2015-4, Class D,
3.62%, 05/20/2021	1,575,000	1,577,938
Series 2016-1, Class B,
2.67%, 12/21/2020	114,048	114,079
Series 2016-2, Class B,
2.11%, 03/22/2021	838,683	838,562
Series 2016-3, Class C,
2.35%, 09/20/2021	725,000	725,511
Series 2018-2, Class C,
3.69%, 12/20/2023 (A)	1,750,000	1,779,106
Capital One Multi-Asset Execution Trust Series 2019-A1, Class A1, 2.84%, 12/15/2024	2,850,000	2,913,538
CarMax Auto Owner Trust
Series 2018-1, Class C,
2.95%, 11/15/2023	2,485,000	2,518,450
Series 2019-1, Class B,
3.45%, 11/15/2024	920,000	952,787
CCG Receivables Trust Series 2018-1, Class B, 3.09%, 06/16/2025 (A)	2,600,000	2,629,851
CLI Funding V LLC
Series 2013-1A, Class NOTE,
2.83%, 03/18/2028 (A)	858,000	854,734
Series 2013-3A, Class A,
3.67%, 11/18/2028 (A)	204,656	209,133
CNH Equipment Trust
Series 2017-C, Class B,
2.54%, 05/15/2025	1,140,000	1,153,965
Series 2018-A, Class B,
3.47%, 10/15/2025	1,700,000	1,750,145
Series 2019-C, Class B,
2.35%, 04/15/2027	1,730,000	1,735,163
Dell Equipment Finance Trust
Series 2017-1, Class D,
3.44%, 04/24/2023 (A)	495,000	496,475
Series 2017-2, Class C,
2.73%, 10/24/2022 (A)	1,150,000	1,155,489
Series 2018-2, Class C,
3.72%, 10/22/2023 (A)	1,220,000	1,252,914
Series 2019-1, Class C,
3.14%, 03/22/2024 (A)	1,045,000	1,062,244

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Evergreen Credit Card Trust
Series 2019-1, Class B,
3.59%, 01/15/2023 (A)	$ 1,000,000	$ 1,014,075
Series 2019-2, Class B,
2.27%, 09/16/2024 (A)	625,000	623,741
Ford Credit Auto Lease Trust Series 2018-A, Class B, 3.17%, 09/15/2021	1,250,000	1,261,163
Ford Credit Auto Owner Trust
Series 2016-C, Class B,
1.73%, 03/15/2022	1,418,000	1,413,597
Series 2017-1, Class C,
3.01%, 08/15/2028 (A)	2,000,000	2,015,620
Series 2017-A, Class C,
2.41%, 07/15/2023	2,578,000	2,586,909
Series 2017-C, Class C,
2.50%, 05/15/2024	3,000,000	3,010,428
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class B, 2.34%, 09/15/2022	1,570,000	1,570,166
GM Financial Automobile Leasing Trust
Series 2018-3, Class B,
3.48%, 07/20/2022	1,100,000	1,116,929
Series 2019-2, Class B,
2.89%, 03/20/2023	1,000,000	1,012,493
GM Financial Consumer Automobile Receivables Trust
Series 2018-2, Class C,
3.31%, 12/18/2023	2,100,000	2,145,519
Series 2018-3, Class C,
3.45%, 02/16/2024	1,000,000	1,027,235
Series 2019-1, Class C,
3.52%, 09/16/2024	2,790,000	2,869,096
Hilton Grand Vacations Trust Series 2018-AA, Class A, 3.54%, 02/25/2032 (A)	827,513	854,637
Hyundai Auto Receivables Trust
Series 2017-B, Class B,
2.23%, 02/15/2023	1,840,000	1,847,524
Series 2017-B, Class C,
2.44%, 05/15/2024	1,000,000	1,003,266
Invitation Homes Trust
Series 2018-SFR2, Class D,
1-Month LIBOR + 1.45%, 3.36% (B), 06/17/2037 (A)	3,000,000	2,996,856
Series 2018-SFR4, Class D,
1-Month LIBOR + 1.65%, 3.54% (B), 01/17/2038 (A)	2,400,000	2,415,074
MVW LLC Series 2019-2A, Class A, 2.22%, 10/20/2038 (A)	1,615,000	1,613,740
MVW Owner Trust
Series 2015-1A, Class A,
2.52%, 12/20/2032 (A)	550,324	550,786
Series 2016-1A, Class A,
2.25%, 12/20/2033 (A)	312,434	310,941
Series 2017-1A, Class A,
2.42%, 12/20/2034 (A)	690,250	692,199

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Progress Residential Trust
Series 2018-SFR2, Class D,
4.34%, 08/17/2035 (A)	$ 2,000,000	$ 2,055,420
Series 2019-SFR3, Class D,
2.87%, 09/17/2036 (A)	1,000,000	996,692
Santander Drive Auto Receivables Trust
Series 2016-3, Class D,
2.80%, 08/15/2022	2,755,000	2,774,622
Series 2017-3, Class D,
3.20%, 11/15/2023	3,000,000	3,039,111
Sierra Timeshare Conduit Receivables Funding LLC Series 2017-1A, Class A, 2.91%, 03/20/2034 (A)	296,389	299,431
Sierra Timeshare Receivables Funding LLC
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	164,603	164,556
Series 2015-3A, Class B,
3.08%, 09/20/2032 (A)	641,401	642,533
Series 2018-2A, Class A,
3.50%, 06/20/2035 (A)	617,846	632,746
Synchrony Credit Card Master Note Trust Series 2017-2, Class C, 3.01%, 10/15/2025	640,000	649,565
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A, 2.56%, 11/25/2031 (A)	1,100,000	1,126,168
Verizon Owner Trust
Series 2018-A, Class B,
3.38%, 04/20/2023	1,500,000	1,542,659
Series 2019-A, Class C,
3.22%, 09/20/2023	725,000	742,469
Series 2019-B, Class C,
2.60%, 12/20/2023	1,535,000	1,549,374
Volvo Financial Equipment LLC
Series 2018-1A, Class C,
3.06%, 12/15/2025 (A)	2,500,000	2,524,218
Series 2019-1A, Class B,
3.26%, 01/16/2024 (A)	660,000	679,988
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (A)	1,136,139	1,135,688
World Omni Auto Receivables Trust
Series 2018-A, Class B,
2.89%, 04/15/2025	1,500,000	1,524,351
Series 2019-B, Class B,
2.86%, 06/16/2025	625,000	638,446
World Omni Automobile Lease Securitization Trust Series 2018-B, Class B, 3.43%, 03/15/2024	1,700,000	1,733,166
World Omni Select Auto Trust Series 2018-1A, Class C, 3.86%, 01/15/2025 (A)	1,500,000	1,542,502

Total Asset-Backed Securities (Cost $91,173,736)		92,736,976

	Principal	Value
CORPORATE DEBT SECURITIES - 36.1%
Airlines - 2.0%
America West Airlines Pass-Through Trust 7.10%, 10/02/2022	$ 948,123	$ 980,720
American Airlines Pass-Through Trust 4.95%, 07/15/2024	1,474,929	1,547,035
United Airlines Pass-Through Trust 4.63%, 03/03/2024	2,180,661	2,246,359

		4,774,114

Banks - 12.0%
Banco del Estado de Chile
2.67%, 01/08/2021 (A)	1,150,000	1,148,600
3.88%, 02/08/2022 (A)	1,552,000	1,600,657
Bank of America Corp.
Fixed until 01/20/2022, 3.12% (B), 01/20/2023, MTN	2,450,000	2,501,106
Bank of Montreal 3.10%, 04/13/2021, MTN	1,160,000	1,180,817
Bank of Nova Scotia 2.70%, 03/07/2022	1,270,000	1,291,966
Barclays Bank PLC 5.14%, 10/14/2020	1,505,000	1,544,040
Barclays PLC
2.75%, 11/08/2019	1,000,000	1,000,057
3-Month LIBOR + 2.11%, 4.29% (B), 08/10/2021	635,000	648,578
Citigroup, Inc. 4.05%, 07/30/2022	3,425,000	3,594,078
HSBC Bank NA 4.88%, 08/24/2020	2,252,000	2,303,823
HSBC USA, Inc. 5.00%, 09/27/2020	265,000	271,679
Huntington National Bank 3.25%, 05/14/2021	3,000,000	3,056,543
JPMorgan Chase & Co.
2.30%, 08/15/2021, MTN	640,000	641,065
3.38%, 05/01/2023	1,249,000	1,301,029
Manufacturers & Traders Trust Co. 1-Month LIBOR + 1.22%, 3.02% (B), 12/28/2020	1,760,000	1,760,801
Toronto-Dominion Bank 1.90%, 12/01/2022, MTN	2,445,000	2,438,768
Wells Fargo & Co. 3.07%, 01/24/2023	2,415,000	2,462,384

		28,745,991

Biotechnology - 1.5%
AbbVie, Inc.
2.50%, 05/14/2020	2,700,000	2,707,494
2.90%, 11/06/2022	930,000	947,992

		3,655,486

Capital Markets - 2.8%
Goldman Sachs Group, Inc. 3-Month LIBOR + 0.78%, 2.71% (B), 10/31/2022	3,500,000	3,516,870
Morgan Stanley 4.88%, 11/01/2022 (C)	3,000,000	3,217,969

		6,734,839

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals - 1.0%
DuPont de Nemours, Inc. 3-Month LIBOR + 1.11%, 3.27% (B), 11/15/2023	$ 2,400,000	$ 2,432,917

Consumer Finance - 2.6%
Capital One Financial Corp. 3.50%, 06/15/2023	965,000	1,005,571
Ford Motor Credit Co. LLC
3.34%, 03/28/2022	1,351,000	1,357,612
8.13%, 01/15/2020	1,000,000	1,010,709
General Motors Financial Co., Inc. 4.15%, 06/19/2023	2,200,000	2,288,914
Volkswagen Group of America Finance LLC 4.00%, 11/12/2021 (A) (C)	500,000	518,200

		6,181,006

Diversified Telecommunication Services - 1.0%
AT&T, Inc. 3.00%, 06/30/2022	2,245,000	2,293,252

Electric Utilities - 2.9%
Edison International 2.95%, 03/15/2023 (C)	1,440,000	1,423,170
Georgia Power Co. 2.40%, 04/01/2021	1,095,000	1,099,477
Mississippi Power Co. 3-Month LIBOR + 0.65%, 2.75% (B), 03/27/2020	1,625,000	1,625,612
NextEra Energy Capital Holdings, Inc. 2.40%, 09/01/2021	1,400,000	1,410,686
Southern California Edison Co. 3.40%, 06/01/2023	1,250,000	1,291,597

		6,850,542

Equity Real Estate Investment Trusts - 1.1%
SL Green Operating Partnership, LP 3-Month LIBOR + 0.98%, 3.15% (B), 08/16/2021	2,650,000	2,650,537

Food Products - 1.4%
Campbell Soup Co. 3-Month LIBOR + 0.63%, 2.75% (B), 03/15/2021	3,300,000	3,307,190

Health Care Providers & Services - 0.3%
Cigna Corp. 3.75%, 07/15/2023	690,000	722,802

Household Durables - 1.0%
Panasonic Corp. 2.54%, 07/19/2022 (A)	2,400,000	2,419,980

Independent Power & Renewable Electricity Producers - 0.4%
Exelon Generation Co. LLC 4.25%, 06/15/2022	1,000,000	1,047,958

Insurance - 1.6%
Allstate Corp. 3-Month LIBOR + 0.43%, 2.53% (B), 03/29/2021	800,000	801,896
Aon Corp. 5.00%, 09/30/2020	1,000,000	1,027,042

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Marsh & McLennan Cos., Inc. 3.50%, 12/29/2020	$ 2,000,000	$ 2,035,156

		3,864,094

Media - 0.4%
Interpublic Group of Cos., Inc. 4.00%, 03/15/2022	1,025,000	1,064,424

Oil, Gas & Consumable Fuels - 2.9%
Energy Transfer Operating, LP 7.50%, 10/15/2020	2,000,000	2,098,515
Kinder Morgan, Inc. 3.05%, 12/01/2019	1,025,000	1,025,699
MPLX, LP 6.25%, 10/15/2022 (A)	2,628,000	2,675,323
Occidental Petroleum Corp. 2.70%, 08/15/2022	1,000,000	1,010,531

		6,810,068

Road & Rail - 0.4%
Union Pacific Corp. 2.95%, 03/01/2022	825,000	846,214

Technology Hardware, Storage & Peripherals - 0.5%
Hewlett Packard Enterprise Co. 3-Month LIBOR + 0.72%, 2.76% (B), 10/05/2021	1,285,000	1,285,010

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV 5.00%, 03/30/2020	734,000	742,637

Total Corporate Debt Securities (Cost $85,274,884)		86,429,061

MORTGAGE-BACKED SECURITIES - 10.5%
Benchmark Mortgage Trust, Interest Only STRIPS Series 2019-B12, Class XA, 1.07% (B), 08/15/2052	35,897,636	2,727,405
BX Commercial Mortgage Trust
Series 2018-BIOA, Class C,
1-Month LIBOR + 1.12%, 3.03% (B), 03/15/2037 (A)	2,200,000	2,199,999
Series 2018-IND, Class D,
1-Month LIBOR + 1.30%, 3.21% (B), 11/15/2035 (A)	1,256,446	1,258,812
Series 2019-XL, Class D,
1-Month LIBOR + 1.45%, 3.45% (B), 10/15/2036 (A)	1,000,000	1,000,940
BX Trust Series 2018-MCSF, Class D, 1-Month LIBOR + 1.45%, 3.37% (B), 04/15/2035 (A)	2,000,000	1,994,980
CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class D, 1-Month LIBOR + 1.60%, 3.51% (B), 07/15/2032 (A)	1,900,000	1,900,003
CHC Commercial Mortgage Trust Series 2019-CHC, Class D, 1-Month LIBOR + 2.05%, 3.96% (B), 06/15/2034 (A)	2,700,000	2,709,304

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Interest Only STRIPS Series 2019-GC41, Class XA, 1.19% (B), 08/10/2056	$ 13,235,925	$ 1,059,213
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class B, 1-Month LIBOR + 1.23%, 3.14% (B), 05/15/2036 (A)	1,800,000	1,802,823
DBCG Mortgage Trust Series 2018-BIOD, Class D, 1-Month LIBOR + 1.30%, 3.21% (B), 05/15/2035 (A)	2,784,417	2,781,779
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class D, 4.07% (B), 02/10/2029 (A)	2,000,000	2,023,245
UBS Commercial Mortgage Trust
Series 2019-C16, Class XA,
1.56% (B), 04/15/2052	12,473,052	1,374,877
Series 2019-C17, Class XA,
1.64% (B), 10/15/2052	20,000,000	2,301,100

Total Mortgage-Backed Securities (Cost $24,242,951)		25,134,480

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.6%
Federal Home Loan Mortgage Corp.
4.50%, 09/01/2026	415,426	432,830
1-Year CMT + 2.04%, 4.57% (B), 06/01/2033	604,483	634,812
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.01% (B), 09/25/2029	29,000,000	2,159,645
1.31% (B), 07/25/2026	28,599,233	2,107,952
Federal National Mortgage Association
0.07% (B), 11/25/2022	56,822,598	97,309
0.10% (B), 10/25/2021	23,779,232	52,234
0.21% (B), 01/25/2022	21,733,472	145,677
1.95%, 11/01/2020	2,630,000	2,623,122
Government National Mortgage Association
0.70% (B), 09/16/2059	14,534,673	907,132

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
4.18% (B), 12/20/2061	$ 74,007	$ 75,260
4.44% (B), 09/20/2063	39,911	40,881
4.47% (B), 02/20/2063	205,459	208,536
4.70% (B), 06/20/2063	165,166	166,648
4.78% (B), 05/20/2062	185,711	189,784
5.25% (B), 11/20/2060	87,512	88,319
5.28% (B), 04/20/2061	49,506	50,684
5.75%, 12/15/2022	113,602	118,861
Seasoned Loans Structured Transaction 3.50%, 06/25/2028	955,771	992,580

Total U.S. Government Agency Obligations (Cost $11,469,138)		11,092,266

U.S. GOVERNMENT OBLIGATIONS - 9.3%
U.S. Treasury - 9.3%
U.S. Treasury Note
1.50%, 05/15/2020 - 09/15/2022	16,867,200	16,863,905
1.75%, 11/30/2021	1,070,000	1,074,347
2.50%, 02/15/2022	1,345,000	1,373,844
2.75%, 09/15/2021	2,915,000	2,978,766

Total U.S. Government Obligations (Cost $22,214,215)		22,290,862

	Shares	Value
OTHER INVESTMENT COMPANY - 0.9%
Securities Lending Collateral - 0.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (D)	2,121,775	2,121,775

Total Other Investment Company (Cost $2,121,775)		2,121,775

Total Investments (Cost $236,496,699)		239,805,420
Net Other Assets (Liabilities) - (0.2)%		(459,400)

Net Assets - 100.0%		$ 239,346,020

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$92,736,976	$—	$92,736,976
Corporate Debt Securities	—	86,429,061	—	86,429,061
Mortgage-Backed Securities	—	25,134,480	—	25,134,480
U.S. Government Agency Obligations	—	11,092,266	—	11,092,266
U.S. Government Obligations	—	22,290,862	—	22,290,862
Other Investment Company	2,121,775	—	—	2,121,775

Total Investments	$2,121,775	$237,683,645	$—	$239,805,420

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $60,362,202, representing 25.2% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,078,411. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Rate disclosed reflects the yield at October 31, 2019.
(E)	There were no transfers in or out of Level 3 during the period ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2019 began with the prospects of healthy but moderating economic activity and global trade tensions that could potentially derail it. As consumption, fixed investments and government spending growth slowed, so did year-over-year gross domestic product “(GDP”) growth. Lower expectations prevailed throughout the year while any lingering optimism was reduced by a tumultuous geopolitical environment. As trade wars between the U.S. and China, and Japan and South Korea intensified, so did their impact on underlying economies.

Risks around trade policy were a concern for the U.S. Federal Reserve (“Fed”), which lowered 2019 GDP projections in December of 2018. Still, they stayed the course on normalizing rates given continued economic strength, hiking once more in December. As a result, market expectations on Fed action soured, pricing in no further hike for the entirety of 2019 as a jolt of volatility overtook risk assets. The Fed’s more dovish tone and concerns over an inverted yield curve were top of mind for investors at the start of calendar year 2019. After cutting rates by 25 basis points in July and September, softening economic data and continued below-target inflation gave the green light to the Fed to trim its federal funds rate a quarter of a point at its October meeting.

High yield returns rebounded in 2019, helping to more than offset the losses experienced into year-end 2018, as the broad high yield index increased by high single digits in the fiscal year. Reversing course from last year, lower-quality bonds significantly underperformed higher quality counterparts, as CCCs declined, while the more rate-sensitive B-and BB-rated credits led the way as market interest rates declined.

With Treasuries rallying through most of 2019, long duration, higher-quality assets outperformed their lower quality counterparts, leading to what we view as rich valuations for a large portion of the BB universe relative to the rest of the U.S. high yield market. Overall, high yield technicals were strong with outflows from 2018 reversing course and moving to inflows in 2019, while issuance remained muted. High yield fundamentals remain solid in our opinion given strong corporate earnings, though in many cases there is lowered guidance citing the effect of the trade war.

PERFORMANCE

For the year ended October 31, 2019, Transamerica High Yield Bond (Class A) returned 7.79%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index, returned 8.38%.

STRATEGY REVIEW

Security selection was the primary contributor to fund performance this year. While the individual security selection was strong across high yield rating categories, the selection within B-rated credit was especially advantageous relative to the benchmark. Other positive contributors included the modest underweight position to CCCs and below as well as the small off-index exposure to investment grade credit. However, the fund’s underweight to BBs detracted as higher quality generally outperformed the broader high yield market during the last twelve months. By sector, the top contributors included consumer cyclical and non-cyclicals as well as technology sectors. The largest detractors from active returns were capital goods, electric utilities and finance companies.

With respect to positioning and themes, we have continued to prefer U.S. issuers relative to the rest of the world. Sectors where the team has remained overweight include consumer cyclicals, primarily housing and gaming, and financials, and we have been finding some opportunities in specific credits within the telecom and energy sectors. The team still views current valuations of basic materials as relatively rich and maintain an underweight position, primarily via chemicals. We also ended the period underweight consumer non-cyclical, primarily due to our view on the healthcare sector, where we have some fundamental concerns around certain private equity backed issuers.

We remained overweight B-rated and BBB- or higher bonds, while maintaining an underweight to CCC+ or below and BBs – but are pursuing idiosyncratic opportunities to add lower quality-rated credit. On a case-by-case basis, we are comfortable with risk exposure to lower-quality credit given underlying fundamentals. The team also believes there are select situations in the investment grade market that offer good risk/reward relative to BBs.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Derek Thoms

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2019

Transamerica High Yield Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	93.4%
Other Investment Company	4.2
Repurchase Agreement	2.6
Loan Assignments	2.1
Preferred Stocks	1.2
Common Stocks	0.4
Warrant	0.0 *
Net Other Assets (Liabilities)	(3.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
AAA	2.6%
BBB	6.4
BB	44.0
B	39.3
CCC and Below	6.2
Not Rated	5.4
Net Other Assets (Liabilities)	(3.9)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	4.43
Duration †	2.84

*	Percentage rounds to less than 0.1% or (0.1)%.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	2.68%	3.32%	6.52%	06/14/1985
Class A (NAV)	7.79%	4.33%	7.03%	06/14/1985
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (A)	8.38%	5.19%	7.76%
Class C (POP)	5.88%	3.57%	6.29%	11/11/2002
Class C (NAV)	6.88%	3.57%	6.29%	11/11/2002
Class I (NAV)	7.93%	4.60%	7.25%	11/30/2009
Class I2 (NAV)	8.17%	4.74%	7.47%	11/08/2004
Class I3 (NAV)	8.02%	N/A	5.27%	03/24/2017
Class R (NAV)	7.51%	N/A	4.76%	03/24/2017
Class R4 (NAV)	7.78%	N/A	5.02%	03/24/2017
Class R6 (NAV)	8.05%	N/A	4.81%	05/29/2015

(A) The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates may go up, causing the value of the Fund’s investments to decline. Changes, in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Investing in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES - 93.4%
Aerospace & Defense - 1.2%
Bombardier, Inc.
6.13%, 01/15/2023 (A)	$ 5,720,000	$ 5,562,700
7.88%, 04/15/2027 (A)	4,472,000	4,214,860
Triumph Group, Inc.
5.25%, 06/01/2022	4,732,000	4,649,190
7.75%, 08/15/2025 (B)	2,962,000	2,962,000

		17,388,750

Airlines - 1.0%
American Airlines Group, Inc. 5.00%, 06/01/2022 (A)	879,000	916,357
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	3,498,317	3,552,182
5.63%, 07/15/2022 (A)	2,004,768	2,043,004
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	491,430	502,131
6.90%, 10/19/2023	1,294,353	1,350,061
United Airlines Holdings, Inc.
4.25%, 10/01/2022	615,000	635,123
4.88%, 01/15/2025	3,468,000	3,641,400
United Airlines Pass-Through Trust 4.63%, 03/03/2024	1,152,993	1,187,730

		13,827,988

Auto Components - 0.9%
Dana, Inc. 6.00%, 09/15/2023	3,305,000	3,375,231
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027 (B)	2,686,000	2,699,430
5.00%, 05/31/2026 (B)	1,404,000	1,451,385
Panther BF Aggregator 2, LP / Panther Finance Co., Inc.
6.25%, 05/15/2026 (A)	2,244,000	2,372,357
8.50%, 05/15/2027 (A)	2,408,000	2,426,060

		12,324,463

Banks - 3.8%
Barclays PLC
Fixed until 06/20/2029, 5.09% (C), 06/20/2030	1,675,000	1,820,469
Fixed until 09/15/2023 (D), 7.75% (C)	4,982,000	5,305,830
Fixed until 06/15/2024 (D), 8.00% (C)	1,512,000	1,649,970
BNP Paribas SA
Fixed until 03/14/2022 (D), 6.75% (A) (C)	3,950,000	4,157,375
Fixed until 03/30/2021 (D), 7.63% (A) (C)	2,298,000	2,412,900
CIT Group, Inc.
4.75%, 02/16/2024	666,000	710,369
5.00%, 08/15/2022	3,080,000	3,274,256
Citigroup, Inc.
Fixed until 09/12/2024 (D), 5.00% (C)	5,398,000	5,580,182
Fixed until 03/27/2020 (D), 5.88% (C)	4,078,000	4,134,073
Intesa Sanpaolo SpA 5.71%, 01/15/2026 (A)	5,632,000	6,037,528
JPMorgan Chase & Co. 3-Month LIBOR + 3.47%, 5.41% (C), 01/30/2020 (D)	1,907,000	1,918,442
Lloyds Banking Group PLC
Fixed until 06/27/2024 (D), 7.50% (C)	2,622,000	2,871,090
Fixed until 09/27/2025 (D), 7.50% (C)	709,000	780,035

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Royal Bank of Scotland Group PLC Fixed until 08/15/2021 (D), 8.63% (C)	$ 2,860,000	$ 3,081,650
Societe Generale SA Fixed until 09/13/2021 (D), 7.38% (A) (C)	5,338,000	5,618,245
UniCredit SpA 6.57%, 01/14/2022 (A)	4,270,000	4,597,055

		53,949,469

Beverages - 0.4%
Cott Holdings, Inc. 5.50%, 04/01/2025 (A)	5,510,000	5,744,175

Building Products - 2.5%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	10,127,000	8,861,125
Builders FirstSource, Inc.
5.63%, 09/01/2024 (A)	2,078,000	2,161,120
6.75%, 06/01/2027 (A)	2,537,000	2,752,645
Cornerstone Building Brands, Inc. 8.00%, 04/15/2026 (A) (B)	9,908,000	9,743,329
Griffon Corp. 5.25%, 03/01/2022	8,224,000	8,265,120
Patrick Industries, Inc. 7.50%, 10/15/2027 (A)	3,404,000	3,531,650

		35,314,989

Capital Markets - 1.4%
Credit Suisse Group AG
Fixed until 12/18/2024 (D), 6.25% (A) (C)	1,350,000	1,439,438
Fixed until 08/21/2026 (D), 6.38% (A) (C)	2,135,000	2,249,756
Fixed until 09/12/2025 (D), 7.25% (A) (C)	2,450,000	2,664,375
Fixed until 07/17/2023 (D), 7.50% (A) (C)	1,875,000	2,022,000
Fixed until 12/11/2023 (D), 7.50% (A) (C)	6,403,000	7,098,942
Goldman Sachs Capital II 3-Month LIBOR + 0.77%, 4.00% (C), 12/02/2019 (D)	1,048,000	906,520
Goldman Sachs Group, Inc. 3-Month LIBOR + 3.88%, 6.07% (C), 12/02/2019 (D)	4,162,000	4,173,237

		20,554,268

Chemicals - 2.1%
Eagle Intermediate Global Holding BV / Ruyi Finance LLC 7.50%, 05/01/2025 (A)	3,304,000	2,878,610
Hexion, Inc. 7.88%, 07/15/2027 (A)	4,176,000	4,019,400
NOVA Chemicals Corp.
4.88%, 06/01/2024 (A)	8,059,000	8,179,885
5.25%, 06/01/2027 (A)	5,869,000	6,030,397
OCI NV 6.63%, 04/15/2023 (A)	1,784,000	1,862,050
Olin Corp.
5.13%, 09/15/2027	3,692,000	3,798,514
5.63%, 08/01/2029	2,736,000	2,840,707

		29,609,563

Commercial Services & Supplies - 2.4%
Ashtead Capital, Inc.
4.00%, 05/01/2028 (A)	880,000	883,300
4.25%, 11/01/2029 (A)	787,000	794,870
5.25%, 08/01/2026 (A)	3,642,000	3,883,282

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, 04/01/2023	$ 1,713,000	$ 1,746,746
5.75%, 07/15/2027 (A)	4,288,000	4,384,480
6.38%, 04/01/2024 (A)	2,208,000	2,299,080
Foxtrot Escrow Issuer LLC / Foxtrot Escrow Corp. 12.25%, 11/15/2026 (A) (E)	3,565,000	3,583,182
Garda World Security Corp. 8.75%, 05/15/2025 (A)	6,008,000	6,008,000
GW B-CR Security Corp. 9.50%, 11/01/2027 (A) (B)	538,000	552,795
Herc Holdings, Inc. 5.50%, 07/15/2027 (A)	6,100,000	6,321,125
Stericycle, Inc. 5.38%, 07/15/2024 (A)	3,060,000	3,182,400

		33,639,260

Communications Equipment - 1.0%
CommScope Technologies LLC
5.00%, 03/15/2027 (A)	779,000	636,833
6.00%, 06/15/2025 (A)	7,578,000	6,742,147
CommScope, Inc.
5.50%, 03/01/2024 (A)	1,255,000	1,271,942
6.00%, 03/01/2026 (A)	1,685,000	1,731,337
8.25%, 03/01/2027 (A)	1,679,000	1,590,399
Nokia OYJ 3.38%, 06/12/2022	1,764,000	1,783,845

		13,756,503

Construction & Engineering - 1.8%
Abengoa Abenewco 2 SAU PIK Rate 1.50%, Cash Rate 0.00%, 04/26/2024 (A) (F)	3,878,400	2
Ashton Woods LLC / Ashton Woods Finance Co.
6.75%, 08/01/2025 (A)	2,725,000	2,738,625
9.88%, 04/01/2027 (A)	6,325,000	7,052,375
Weekley Homes LLC / Weekley Finance Corp. 6.00%, 02/01/2023	4,094,000	4,104,235
William Lyon Homes, Inc.
5.88%, 01/31/2025	4,442,000	4,519,735
6.00%, 09/01/2023	2,000,000	2,070,000
6.63%, 07/15/2027 (A)	3,890,000	4,094,225
7.00%, 08/15/2022 2/7/2018 - 5/9/2018	603,000	604,507

		25,183,704

Consumer Finance - 2.2%
Ally Financial, Inc.
3.88%, 05/21/2024	2,474,000	2,583,846
5.75%, 11/20/2025	1,627,000	1,812,071
8.00%, 03/15/2020	1,425,000	1,452,788
Altice Financing SA 7.50%, 05/15/2026 (A)	6,692,000	7,110,250
Navient Corp.
5.00%, 10/26/2020	5,214,000	5,310,198
5.88%, 10/25/2024	3,955,000	4,073,650
6.50%, 06/15/2022	3,408,000	3,646,560
6.63%, 07/26/2021	1,020,000	1,077,375

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Springleaf Finance Corp.
7.13%, 03/15/2026	$ 2,705,000	$ 3,083,700
8.25%, 12/15/2020	551,000	586,126

		30,736,564

Containers & Packaging - 3.6%
ARD Finance SA PIK Rate 7.88%, Cash Rate, 7.13%, 09/15/2023 (F)	3,766,000	3,911,932
Ardagh Packaging Finance PLC / Ardagh Holdings, Inc.
4.63%, 05/15/2023 (A)	2,000,000	2,047,500
6.00%, 02/15/2025 (A)	3,857,000	4,049,850
Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 02/01/2026	5,514,000	5,785,840
Flex Acquisition Co., Inc.
6.88%, 01/15/2025 (A)	2,805,000	2,629,688
7.88%, 07/15/2026 (A)	2,956,000	2,778,640
Greif, Inc. 6.50%, 03/01/2027 (A)	4,228,000	4,545,100
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024 (A)	4,091,000	4,208,616
7.25%, 04/15/2025 (A)	1,207,000	1,154,194
OI European Group BV 4.00%, 03/15/2023 (A)	2,545,000	2,532,275
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A) (B)	3,860,000	4,077,125
6.38%, 08/15/2025 (A) (B)	820,000	864,075
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (A)	2,268,000	2,326,855
5.75%, 10/15/2020	2,175,647	2,183,153
6.88%, 02/15/2021	1,429,467	1,431,253
7.00%, 07/15/2024 (A)	3,080,000	3,187,800
Trivium Packaging Finance BV
5.50%, 08/15/2026 (A)	2,039,000	2,135,853
8.50%, 08/15/2027 (A)	1,785,000	1,903,256

		51,753,005

Diversified Financial Services - 2.8%
Avation Capital SA 6.50%, 05/15/2021 (A)	3,305,000	3,445,463
DAE Funding LLC
4.50%, 08/01/2022 (A)	1,573,000	1,601,597
5.00%, 08/01/2024 (A)	1,639,000	1,710,788
5.25%, 11/15/2021 (A)	1,514,000	1,570,775
5.75%, 11/15/2023 (A)	1,520,000	1,592,200
Dana Financing Sarl 5.75%, 04/15/2025 (A) (B)	10,882,000	11,181,255
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 3.77% (C), 12/21/2065 (A)	8,362,000	6,166,975
ILFC E-Capital Trust II 1.80% + Max of 3-Month LIBOR, 15-Year CMT or 30-Year CMT, 4.02% (C), 12/21/2065 (A)	1,171,000	898,743

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.25%, 03/15/2022 (A)	$ 5,770,000	$ 5,979,162
Virgin Media Secured Finance PLC 5.50%, 05/15/2029 (A)	5,405,000	5,742,812

		39,889,770

Diversified Telecommunication Services - 4.1%
CenturyLink, Inc.
5.80%, 03/15/2022	3,843,000	4,059,169
6.45%, 06/15/2021	1,564,000	1,646,110
6.75%, 12/01/2023 (B)	2,368,000	2,631,677
7.50%, 04/01/2024 (B)	1,917,000	2,175,795
Frontier Communications Corp.
7.63%, 04/15/2024	6,057,000	2,725,650
8.50%, 04/01/2026 (A)	1,542,000	1,545,855
8.75%, 04/15/2022	2,766,000	1,293,105
9.00%, 08/15/2031	5,484,000	2,447,235
11.00%, 09/15/2025	2,696,000	1,263,750
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	328,000	351,370
6.63%, 08/01/2026	2,391,000	2,588,258
7.63%, 06/15/2021	6,342,000	6,833,505
Intelsat Jackson Holdings SA
8.00%, 02/15/2024 (A)	1,247,000	1,280,906
8.50%, 10/15/2024 (A)	5,205,000	5,245,078
9.50%, 09/30/2022 (A)	2,165,000	2,497,869
Level 3 Financing, Inc. 5.38%, 01/15/2024	2,314,000	2,360,280
Level 3 Parent LLC 5.75%, 12/01/2022	3,801,000	3,810,502
Sprint Capital Corp. 8.75%, 03/15/2032	3,669,000	4,473,905
UPCB Finance IV, Ltd. 5.38%, 01/15/2025 (A)	6,439,000	6,640,219
Virgin Media Finance PLC 6.00%, 10/15/2024 (A)	2,000,000	2,062,500

		57,932,738

Electric Utilities - 0.6%
Elwood Energy LLC 8.16%, 07/05/2026	4,180,631	4,538,852
NextEra Energy Operating Partners, LP 4.25%, 07/15/2024 (A)	2,213,000	2,273,194
Vistra Operations Co. LLC 5.00%, 07/31/2027 (A)	1,343,000	1,386,648

		8,198,694

Energy Equipment & Services - 1.7%
CSI Compressco, LP / CSI Compressco Finance, Inc.
7.25%, 08/15/2022	5,472,000	4,870,080
7.50%, 04/01/2025 (A)	1,431,000	1,388,070
Genesis Energy, LP / Genesis Energy Finance Corp.
6.50%, 10/01/2025	2,935,000	2,788,250
6.75%, 08/01/2022	4,908,000	4,932,540
KCA Deutag Finance PLC 9.63%, 04/01/2023 (A)	5,055,000	3,190,969

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Noble Holding International, Ltd.
6.05%, 03/01/2041	$ 2,288,000	$ 800,800
8.95%, 04/01/2045	2,283,000	958,860
Transocean Sentry, Ltd. 5.38%, 05/15/2023 (A)	2,065,000	2,044,350
USA Compression Partners, LP / USA Compression Finance Corp. 6.88%, 09/01/2027 (A)	3,012,000	3,012,000

		23,985,919

Entertainment - 0.5%
Netflix, Inc.
4.88%, 06/15/2030 (A)	2,325,000	2,350,575
5.38%, 11/15/2029 (A)	851,000	895,677
5.88%, 11/15/2028	3,851,000	4,240,914

		7,487,166

Equity Real Estate Investment Trusts - 3.0%
CBL & Associates, LP
5.25%, 12/01/2023 (B)	7,893,000	5,526,679
5.95%, 12/15/2026	22,000	14,630
HAT Holdings I LLC / HAT Holdings II LLC 5.25%, 07/15/2024 (A)	2,690,000	2,827,862
Iron Mountain, Inc.
5.25%, 03/15/2028 (A)	9,877,000	10,370,850
6.00%, 08/15/2023	2,000,000	2,042,500
iStar, Inc.
5.25%, 09/15/2022	1,438,000	1,472,153
6.00%, 04/01/2022	4,917,000	5,046,071
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. 5.75%, 02/01/2027 (A)	2,539,000	2,869,070
SBA Communications Corp.
4.00%, 10/01/2022	1,665,000	1,698,550
4.88%, 07/15/2022	6,000,000	6,063,780
Service Properties Trust
4.35%, 10/01/2024	2,078,000	2,125,213
4.75%, 10/01/2026	2,278,000	2,335,337

		42,392,695

Food & Staples Retailing - 1.2%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP
5.75%, 03/15/2025	6,134,000	6,346,850
6.63%, 06/15/2024	3,659,000	3,837,376
7.50%, 03/15/2026 (A)	1,383,000	1,536,859
Rite Aid Corp. 6.13%, 04/01/2023 (A)	6,529,000	5,558,137

		17,279,222

Food Products - 2.1%
B&G Foods, Inc. 5.25%, 09/15/2027 (B)	5,509,000	5,495,228
JBS USA LUX SA / JBS USA Finance, Inc. 5.75%, 06/15/2025 (A)	1,794,000	1,863,518
Pilgrim’s Pride Corp. 5.88%, 09/30/2027 (A)	8,022,000	8,595,733

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Post Holdings, Inc.
5.00%, 08/15/2026 (A)	$ 4,143,000	$ 4,309,134
5.50%, 12/15/2029 (A)	1,120,000	1,180,704
5.63%, 01/15/2028 (A)	2,756,000	2,948,920
8.00%, 07/15/2025 (A)	5,209,000	5,547,585

		29,940,822

Health Care Providers & Services - 5.2%
CHS / Community Health Systems, Inc.
5.13%, 08/01/2021 (B)	1,445,000	1,441,388
6.25%, 03/31/2023	2,212,000	2,155,318
8.00%, 03/15/2026 (A)	8,385,000	8,196,337
8.13%, 06/30/2024 (A)	1,120,000	851,200
DaVita HealthCare Partners, Inc. 5.13%, 07/15/2024	3,669,000	3,745,205
DaVita, Inc. 5.00%, 05/01/2025	2,556,000	2,582,071
Encompass Health Corp.
4.50%, 02/01/2028	1,697,000	1,735,183
4.75%, 02/01/2030	1,189,000	1,226,156
5.75%, 11/01/2024 - 09/15/2025	8,688,000	8,912,717
HCA Healthcare, Inc. 6.25%, 02/15/2021	3,888,000	4,072,680
HCA, Inc.
5.88%, 02/15/2026 - 02/01/2029	10,528,000	11,861,710
7.50%, 02/15/2022 - 11/06/2033	7,670,000	8,580,065
Tenet Healthcare Corp.
4.88%, 01/01/2026 (A)	3,325,000	3,441,375
5.13%, 05/01/2025	4,130,000	4,228,088
5.13%, 11/01/2027 (A)	3,325,000	3,458,000
6.75%, 06/15/2023	2,401,000	2,541,338
8.13%, 04/01/2022	4,319,000	4,670,135

		73,698,966

Hotels, Restaurants & Leisure - 7.6%
Boyd Gaming Corp.
6.00%, 08/15/2026	1,911,000	2,020,883
6.38%, 04/01/2026	2,760,000	2,932,500
6.88%, 05/15/2023	6,165,000	6,396,187
Boyne, Inc. 7.25%, 05/01/2025 (A)	4,944,000	5,401,320
GLP Capital, LP / GLP Financing II, Inc. 5.25%, 06/01/2025	3,831,000	4,200,768
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030 6/10/2019 (A) (H)	2,537,000	2,695,563
5.13%, 05/01/2026	4,585,000	4,814,250
International Game Technology PLC
6.25%, 02/15/2022 - 01/15/2027 (A)	7,217,000	7,630,862
6.50%, 02/15/2025 (A)	946,000	1,051,243
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, 09/15/2026	4,201,000	4,542,247
MGM Resorts International
5.50%, 04/15/2027	4,189,000	4,607,900
5.75%, 06/15/2025	6,384,000	7,078,260
6.63%, 12/15/2021	3,881,000	4,206,034
NCL Corp., Ltd. 4.75%, 12/15/2021 (A)	4,102,000	4,158,403

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc.
5.00%, 10/15/2025 (A)	$ 3,947,000	$ 4,065,410
8.25%, 03/15/2026 (A)	5,211,000	5,510,632
10.00%, 12/01/2022	8,444,000	8,686,765
Viking Cruises, Ltd.
5.88%, 09/15/2027 (A)	10,761,000	11,433,562
6.25%, 05/15/2025 (A)	5,512,000	5,746,260
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.63%, 09/15/2049 (A) (G) (I) (J) (K) (L)	1,066,313	0
Wyndham Destinations, Inc.
4.25%, 03/01/2022	1,780,000	1,815,600
5.40%, 04/01/2024 (B)	6,321,000	6,700,260
5.75%, 04/01/2027	2,681,000	2,928,993

		108,623,902

Household Durables - 2.6%
Beazer Homes, Inc.
5.88%, 10/15/2027 (B)	4,635,000	4,542,300
6.75%, 03/15/2025	1,314,000	1,359,990
7.25%, 10/15/2029 (A)	2,126,000	2,226,985
Century Communities, Inc.
5.88%, 07/15/2025	7,937,000	8,254,480
6.75%, 06/01/2027 (A)	2,955,000	3,161,850
KB Home
4.80%, 11/15/2029 (E)	1,703,000	1,716,837
7.50%, 09/15/2022	4,108,000	4,631,770
7.63%, 05/15/2023	2,525,000	2,869,031
Lennar Corp.
4.75%, 05/30/2025	1,600,000	1,712,000
5.00%, 06/15/2027	3,208,000	3,464,640
Meritage Homes Corp.
5.13%, 06/06/2027	1,570,000	1,691,675
7.15%, 04/15/2020	953,000	970,869

		36,602,427

Independent Power & Renewable Electricity Producers - 1.2%
Calpine Corp.
5.25%, 06/01/2026 (A)	4,839,000	5,032,560
6.00%, 01/15/2022 (A)	5,079,000	5,086,111
NRG Energy, Inc. 7.25%, 05/15/2026	2,823,000	3,091,270
Vistra Energy Corp. 7.63%, 11/01/2024	3,843,000	3,989,418

		17,199,359

Insurance - 1.4%
Genworth Holdings, Inc.
4.80%, 02/15/2024 (B)	2,000,000	1,855,000
4.90%, 08/15/2023	2,924,000	2,752,946
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 4.28% (C), 02/12/2067 (A)	8,676,000	7,651,885
Lincoln National Corp. 3-Month LIBOR + 2.36%, 4.48% (C), 05/17/2066	9,729,000	8,186,384

		20,446,215

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Leisure Products - 0.4%
Mattel, Inc.
3.15%, 03/15/2023 (B)	$ 1,554,000	$ 1,480,185
5.45%, 11/01/2041	1,400,000	1,119,972
6.75%, 12/31/2025 (A)	2,862,000	2,987,212

		5,587,369

Machinery - 1.4%
Colfax Corp.
6.00%, 02/15/2024 (A)	2,885,000	3,058,100
6.38%, 02/15/2026 (A)	845,000	914,713
Meritor, Inc. 6.25%, 02/15/2024	9,976,000	10,225,400
Novelis Corp.
5.88%, 09/30/2026 (A)	1,793,000	1,882,829
6.25%, 08/15/2024 (A)	3,525,000	3,692,437

		19,773,479

Media - 7.2%
Adelphia Communications Corp.
9.25%, 10/01/2049 (I) (J) (M)	1,305,000	91
10.25%, 06/15/2049 - 11/01/2049 (I) (J) (M)	1,460,000	102
Altice France SA 7.38%, 05/01/2026 (A)	8,459,000	9,058,278
Altice SA 7.63%, 02/15/2025 (A)	1,450,000	1,495,313
Cablevision Systems Corp. 8.00%, 04/15/2020	2,116,000	2,168,900
CCO Holdings LLC / CCO Holdings Capital Corp.
4.75%, 03/01/2030 (A)	3,400,000	3,466,980
5.00%, 02/01/2028 (A)	3,937,000	4,117,708
5.38%, 06/01/2029 (A)	1,590,000	1,697,325
5.50%, 05/01/2026 (A)	4,777,000	5,033,764
5.75%, 01/15/2024	1,005,000	1,029,824
5.75%, 02/15/2026 (A)	6,537,000	6,903,072
Clear Channel Worldwide Holdings, Inc.
5.13%, 08/15/2027 (A)	2,800,000	2,914,604
9.25%, 02/15/2024 2/7/2019 - 2/12/2019 (A)	3,651,000	4,016,100
CSC Holdings LLC
6.63%, 10/15/2025 (A)	7,331,000	7,807,515
7.50%, 04/01/2028 (A)	1,901,000	2,143,378
7.75%, 07/15/2025 (A)	2,536,000	2,719,860
10.88%, 10/15/2025 (A)	2,107,000	2,377,665
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.38%, 08/15/2026 (A)	2,259,000	2,360,655
6.63%, 08/15/2027 (A) (B)	609,000	627,270
DISH DBS Corp.
5.00%, 03/15/2023	5,072,000	5,110,040
5.88%, 07/15/2022	975,000	1,019,665
6.75%, 06/01/2021	3,254,000	3,416,700
7.75%, 07/01/2026 (B)	6,085,000	6,138,852
Gray Television, Inc. 7.00%, 05/15/2027 (A)	1,327,000	1,451,406
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (A)	2,585,000	2,652,856
Scripps Escrow, Inc. 5.88%, 07/15/2027 (A)	1,563,000	1,601,606

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Sirius XM Radio, Inc.
4.63%, 07/15/2024 (A)	$ 1,978,000	$ 2,067,010
5.50%, 07/01/2029 (A)	1,598,000	1,727,358
Univision Communications, Inc. 5.13%, 05/15/2023 (A)	9,356,000	9,356,000
Ziggo Bond Co. BV 6.00%, 01/15/2027 (A)	3,225,000	3,370,125
Ziggo BV 5.50%, 01/15/2027 (A)	3,752,000	3,958,360

		101,808,382

Metals & Mining - 3.4%
Alcoa Nederland Holding BV 7.00%, 09/30/2026 (A)	3,945,000	4,285,256
Cleveland-Cliffs, Inc.
4.88%, 01/15/2024 (A)	3,126,000	3,211,965
5.75%, 03/01/2025 (B)	710,000	701,125
5.88%, 06/01/2027 (A)	3,403,000	3,245,611
Constellium SE
5.75%, 05/15/2024 (A) (B)	5,213,000	5,363,395
6.63%, 03/01/2025 (A) (B)	4,714,000	4,933,437
First Quantum Minerals, Ltd. 7.25%, 04/01/2023 (A)	1,918,000	1,923,994
Freeport-McMoRan, Inc.
4.55%, 11/14/2024 (B)	1,500,000	1,560,000
5.45%, 03/15/2043	5,050,000	4,696,500
Mineral Resources, Ltd. 8.13%, 05/01/2027 (A)	3,492,000	3,675,330
New Gold, Inc.
6.25%, 11/15/2022 (A)	2,858,000	2,858,000
6.38%, 05/15/2025 (A)	4,117,000	3,911,562
Teck Resources, Ltd.
6.00%, 08/15/2040	6,513,000	7,043,019
6.25%, 07/15/2041	643,000	716,549

		48,125,743

Oil, Gas & Consumable Fuels - 11.2%
Antero Resources Corp. 5.00%, 03/01/2025 (B)	3,322,000	2,192,520
Brazos Valley Longhorn LLC / Brazos Valley Longhorn Finance Corp. 6.88%, 02/01/2025	2,789,000	2,189,365
Callon Petroleum Co.
6.13%, 10/01/2024	6,801,000	6,460,950
6.38%, 07/01/2026	1,680,000	1,566,600
Carrizo Oil & Gas, Inc.
6.25%, 04/15/2023 (B)	3,112,000	2,894,160
8.25%, 07/15/2025	4,208,000	3,997,600
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	2,801,000	3,105,861
Cheniere Energy Partners, LP 5.63%, 10/01/2026	3,609,000	3,812,006
Chesapeake Energy Corp.
7.00%, 10/01/2024	2,717,000	1,833,975
7.50%, 10/01/2026	3,952,000	2,529,280
8.00%, 06/15/2027 (B)	2,906,000	1,816,250
Continental Resources, Inc. 5.00%, 09/15/2022	2,335,000	2,352,827

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
CrownRock, LP / CrownRock Finance, Inc. 5.63%, 10/15/2025 (A)	$ 5,692,000	$ 5,564,044
DCP Midstream Operating, LP 5.38%, 07/15/2025	851,000	894,869
DCP Midstream, LP Fixed until 12/15/2022 (D), 7.38% (C)	3,349,000	3,223,412
Denbury Resources, Inc.
7.75%, 02/15/2024 (A)	1,903,000	1,398,705
9.00%, 05/15/2021 (A)	4,262,000	3,729,250
eG Global Finance PLC
6.75%, 02/07/2025 (A)	4,711,000	4,711,000
8.50%, 10/30/2025 (A)	1,447,000	1,519,900
EP Energy LLC / Everest Acquisition Finance, Inc.
7.75%, 05/15/2026 (A)	3,079,000	2,139,905
8.00%, 11/29/2024 (A)	1,526,000	625,660
Gulfport Energy Corp.
6.00%, 10/15/2024	2,007,000	1,289,498
6.38%, 05/15/2025 - 01/15/2026	5,590,000	3,377,745
HighPoint Operating Corp. 8.75%, 06/15/2025	4,089,000	3,639,210
Kinder Morgan, Inc. 8.05%, 10/15/2030, MTN	2,486,000	3,284,163
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/2026 (A)	853,000	575,775
10.50%, 05/15/2027 (A)	2,410,000	1,861,725
NuStar Logistics, LP
4.80%, 09/01/2020	7,306,000	7,362,768
5.63%, 04/28/2027	2,431,000	2,528,240
6.00%, 06/01/2026	531,000	567,480
6.75%, 02/01/2021	2,632,000	2,727,226
Oasis Petroleum, Inc.
6.25%, 05/01/2026 (A) (B)	2,399,000	1,631,320
6.88%, 03/15/2022	6,285,000	5,515,087
Parkland Fuel Corp. 5.88%, 07/15/2027 (A)	2,935,000	3,106,169
Parsley Energy LLC / Parsley Finance Corp.
5.25%, 08/15/2025 (A)	1,778,000	1,822,486
5.38%, 01/15/2025 (A)	3,704,000	3,813,194
5.63%, 10/15/2027 (A)	683,000	705,198
PDC Energy, Inc. 6.13%, 09/15/2024	6,916,000	6,712,842
Shelf Drilling Holdings, Ltd. 8.25%, 02/15/2025 (A)	4,416,000	3,709,440
SM Energy Co.
6.13%, 11/15/2022	3,265,000	3,109,912
6.63%, 01/15/2027 (B)	4,965,000	4,183,012
6.75%, 09/15/2026 (B)	812,000	696,290
Southwestern Energy Co. 7.50%, 04/01/2026	4,737,000	4,157,144
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.75%, 04/15/2025	2,540,000	1,968,500
Summit Midstream Partners, LP Fixed until 12/15/2022 (D), 9.50% (C)	4,110,000	2,342,700

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.00%, 01/15/2028	$ 3,140,000	$ 3,108,600
5.13%, 02/01/2025	4,256,000	4,362,485
5.88%, 04/15/2026	2,030,000	2,119,016
6.50%, 07/15/2027 (A)	1,228,000	1,313,985
6.75%, 03/15/2024	5,238,000	5,432,421
Ultra Resources, Inc.
6.88%, 04/15/2022 (A)	811,000	81,100
7.13%, 04/15/2025 (A)	3,098,000	309,800
Whiting Petroleum Corp.
5.75%, 03/15/2021	4,081,000	3,836,140
6.63%, 01/15/2026 (B)	3,734,000	2,315,080
WPX Energy, Inc.
5.25%, 09/15/2024	3,026,000	3,056,260
8.25%, 08/01/2023	4,190,000	4,671,850

		159,852,000

Paper & Forest Products - 0.6%
Boise Cascade Co. 5.63%, 09/01/2024 (A)	1,500,000	1,560,000
Norbord, Inc. 6.25%, 04/15/2023 (A)	6,660,000	7,084,575

		8,644,575

Pharmaceuticals - 2.1%
Bausch Health Americas, Inc. 8.50%, 01/31/2027 (A)	1,892,000	2,123,202
Bausch Health Cos., Inc.
5.50%, 11/01/2025 (A)	1,745,000	1,823,542
5.88%, 05/15/2023 (A)	3,960,000	4,019,400
6.13%, 04/15/2025 (A)	6,271,000	6,510,082
6.50%, 03/15/2022 (A)	866,000	890,898
7.00%, 01/15/2028 (A)	1,755,000	1,893,206
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.00%, 07/15/2023 (A)	8,012,000	5,297,935
Endo Finance LLC / Endo Finco, Inc. 5.38%, 01/15/2023 (A)	1,221,000	769,230
Par Pharmaceutical, Inc. 7.50%, 04/01/2027 (A)	2,019,000	1,918,050
Teva Pharmaceutical Finance III BV
2.20%, 07/21/2021	1,000,000	948,020
6.75%, 03/01/2028 (B)	4,473,000	4,012,807

		30,206,372

Road & Rail - 1.6%
Avolon Holdings Funding, Ltd.
5.13%, 10/01/2023 (A)	3,558,000	3,839,082
5.25%, 05/15/2024 (A)	850,000	926,925
Hertz Corp.
5.50%, 10/15/2024 (A)	6,240,000	6,190,704
6.25%, 10/15/2022	2,029,000	2,046,145
7.13%, 08/01/2026 (A)	2,038,000	2,104,235
Park Aerospace Holdings, Ltd. 5.25%, 08/15/2022 (A)	971,000	1,034,066
Uber Technologies, Inc. 7.50%, 09/15/2027 (A)	6,787,000	6,685,195

		22,826,352

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.4%
NXP BV / NXP Funding LLC 3.88%, 09/01/2022 (A)	$ 4,620,000	$ 4,777,513
Sensata Technologies, Inc. Co. 4.38%, 02/15/2030 (A)	614,000	618,221

		5,395,734

Software - 0.8%
Infor, Inc. 6.50%, 05/15/2022	7,346,000	7,447,007
Sophia, LP / Sophia Finance, Inc. 9.00%, 09/30/2023 (A)	4,254,000	4,368,305

		11,815,312

Specialty Retail - 1.1%
L Brands, Inc.
5.25%, 02/01/2028	700,000	649,250
6.75%, 07/01/2036	4,502,000	3,736,660
6.88%, 11/01/2035	6,144,000	5,222,400
7.50%, 06/15/2029	1,182,000	1,172,781
Staples, Inc. 7.50%, 04/15/2026 (A)	5,076,000	5,280,055

		16,061,146

Technology Hardware, Storage & Peripherals - 2.0%
Dell International LLC / EMC Corp.
5.88%, 06/15/2021 (A)	1,739,000	1,765,746
7.13%, 06/15/2024 (A)	6,511,000	6,903,288
8.35%, 07/15/2046 (A)	2,901,000	3,862,897
NCR Corp.
5.75%, 09/01/2027 (A)	1,656,000	1,697,400
6.13%, 09/01/2029 (A)	1,935,000	2,026,912
Seagate HDD Cayman
4.25%, 03/01/2022	1,855,000	1,920,777
4.75%, 01/01/2025 (B)	1,044,000	1,104,684
4.88%, 03/01/2024	3,868,000	4,111,801
Western Digital Corp. 4.75%, 02/15/2026 (B)	5,178,000	5,291,398

		28,684,903

Trading Companies & Distributors - 1.3%
United Rentals North America, Inc.
4.63%, 10/15/2025	2,696,000	2,756,660
5.50%, 07/15/2025 - 05/15/2027	11,668,000	12,126,168
6.50%, 12/15/2026	3,657,000	3,958,702

		18,841,530

Wireless Telecommunication Services - 1.6%
Sprint Corp.
7.13%, 06/15/2024	10,138,000	10,999,730
7.25%, 09/15/2021	3,268,000	3,487,152
7.63%, 03/01/2026	1,850,000	2,046,562
T-Mobile, Inc.
4.00%, 04/15/2022	1,493,000	1,541,090
4.50%, 02/01/2026	2,854,000	2,943,187
6.50%, 01/15/2024	1,882,000	1,954,928

		22,972,649

Total Corporate Debt Securities (Cost $1,336,726,787)		1,328,056,142

	Principal	Value
LOAN ASSIGNMENTS - 2.1%
Hotels, Restaurants & Leisure - 0.4%
Connect Finco SARL Term Loan B, TBD, 09/23/2026 (E) (N)	$ 5,319,000	$ 5,239,215

Machinery - 0.2%
Cortes NP Acquisition Corp. Term Loan B, 1-Month LIBOR + 4.00%, 5.93% (C), 11/30/2023	3,723,168	3,499,778

Software - 1.0%
Avaya, Inc.
Term Loan B,
1-Month LIBOR + 4.25%, 6.16% (C), 12/15/2024	4,317,016	4,111,958
1-Month LIBOR + 4.25%, 6.17% (C), 12/15/2024	2,575,370	2,453,040
Infor, Inc. Term Loan B6, 3-Month LIBOR + 2.75%, 4.85% (C), 02/01/2022	6,951,076	6,951,076

		13,516,074

Wireless Telecommunication Services - 0.5%
Sprint Communications, Inc.
1st Lien Term Loan B,
1-Month LIBOR + 2.50%, 4.31% (C), 02/02/2024	6,053,435	5,980,291
Term Loan B,
1-Month LIBOR + 3.00%, 4.81% (C), 02/02/2024	1,048,624	1,042,507

		7,022,798

Total Loan Assignments (Cost $29,762,428)		29,277,865

	Shares	Value
COMMON STOCKS - 0.4%
Chemicals - 0.2%
Hexion Holdings Corp., Class B (K)	273,716	2,764,532

Electric Utilities - 0.2%
Homer City Generation LLC (H) (I) (J) (K)	270,659	2,167,978

Software - 0.0% (O)
ASG WT Corp. (I) (J) (K)	1,265	88,436

Total Common Stocks (Cost $22,546,736)		5,020,946

PREFERRED STOCKS - 1.2%
Banks - 1.0%
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 7.94% (C)	569,050	15,028,610

Building Products - 0.2%
Associated Materials Group, Inc., PIK Rate 0.00%, Cash Rate 0.00% (F) (H) (I) (J)	11,675,323	2,335,065

Total Preferred Stocks (Cost $26,030,993)		17,363,675

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
WARRANT - 0.0%
Building Products - 0.0%
Associated Materials Group, Inc., (G) (H) (I) (J) (K) Exercise Price $0, Expiration Date 11/17/2023	116,602	$ 0

Total Warrant (Cost $16,134)		0

OTHER INVESTMENT COMPANY - 4.2%
Securities Lending Collateral - 4.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (P)	60,263,098	60,263,098

Total Other Investment Company (Cost $60,263,098)		60,263,098

Principal	Value
REPURCHASE AGREEMENT - 2.6%

Fixed Income Clearing Corp., 0.85% (P), dated 10/31/2019, to be repurchased at $37,449,270 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.75%, due 06/15/2022, and with a value of $38,197,686.

$ 37,448,386	$ 37,448,386

Total Repurchase Agreement (Cost $37,448,386)	37,448,386

Total Investments (Cost $1,512,794,562)	1,477,430,112
Net Other Assets (Liabilities) - (3.9)%	(55,860,228)

Net Assets - 100.0%	$ 1,421,569,884

SECURITY VALUATION:

Valuation Inputs (Q)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (R)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$1,328,055,949	$193	$1,328,056,142
Loan Assignments	—	29,277,865	—	29,277,865
Common Stocks	2,764,532	—	2,256,414	5,020,946
Preferred Stocks	15,028,610	—	2,335,065	17,363,675
Warrant	—	—	0	0
Other Investment Company	60,263,098	—	—	60,263,098
Repurchase Agreement	—	37,448,386	—	37,448,386

Total Investments	$78,056,240	$1,394,782,200	$4,591,672	$1,477,430,112

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $682,019,975, representing 48.0% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $59,028,410. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(G)	Rounds to less than $1 or $(1).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(H)	Restricted securities. At October 31, 2019, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value		Value as Percentage of Net Assets
Corporate Debt Securities	Hilton Domestic Operating Co., Inc. 4.88%, 01/15/2030	6/10/2019	$2,537,000	$2,695,563		0.2%

Common Stocks	Homer City Generation LLC	8/21/2017	13,906,767	2,167,978		0.1

Preferred Stocks	Associated Materials Group, Inc., 0.00%	6/30/2017 - 6/30/2019	11,305,953	2,335,065		0.2

Warrant	Associated Materials Group, Inc., 11/17/2023	3/24/2017	16,134	0	(G)	0.0	(O)

Total			$27,765,854	$7,198,606		0.5%

(I)	Securities are Level 3 of the fair value hierarchy.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2019, the total value of securities is $4,591,672, representing 0.3% of the Fund’s net assets.
(K)	Non-income producing securities.
(L)	Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2019, the value of this security is $0, representing less than 0.1% of the Fund net assets.
(M)	Escrow positions. Positions represents remaining escrow balances expected to be received upon finalization of restructuring.
(N)	All or a portion of the security represents an unsettled loan commitment at October 31, 2019 where the rate will be determined at time of settlement.
(O)	Percentage rounds to less than 0.1% or (0.1)%.
(P)	Rates disclosed reflect the yields at October 31, 2019.
(Q)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(R)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Muni

(unaudited)

MARKET ENVIRONMENT

The municipal and Treasury rally that concluded 2018 continued its surge to start 2019 following the inability of President Trump and Chinese President Xi to successfully negotiate a new trade deal. The Chinese-U.S. trade war was one of the main contributors to Treasury and municipal performance, as investors flooded to safe assets after President Trump’s increase on Chinese tariffs boosted fears of a global economic slowdown in 2019. The largest rally throughout the year came in August 2019, when President Trump announced a 10% tariff, with the possible threat of a later 25% tariff on $300 billion of Chinese imports that would affect American consumers directly. The tariff announcement led to a 52 basis point (“bps”) and 57 bps rally, in 10-year and 30-year Treasuries respectively over the course of the month, setting multi-year lows, last seen in July 2016 and the lowest level of the Trump administration. In fear of a global economic slowdown, the Federal Reserve (“Fed”) enacted three rate cuts in 2019, negating the rate hikes experienced in 2018 in an attempt to insulate the economy from slowing global demand and market uncertainty.

As a result of long-dated Treasuries tightening over 100 bps throughout the fiscal year, the market has seen an uptick in municipal supply, as issuers tried to take advantage of lower yields to refinance their debt. Fund flows remained positive each month in 2019 due to the rally in rates and the demand for tax-sheltered income, as taxpayers faced the state and local tax (“SALT”) deduction cap in which taxpayers could only deduct a maximum of $10,000 from their federal tax returns. Investors flooded to municipals following April 2019, as taxpayers saw higher tax bills following the enactment of the SALT tax deduction. The $10,000 cap is not adjusted for inflation, so we expect that the demand for tax sheltered income will remain constant in the upcoming years.

PERFORMANCE

For the year ended October 31, 2019, the Transamerica High Yield Muni (Class A) returned 9.54%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, returned 11.65%.

STRATEGY REVIEW

We have preferred higher quality credits than the benchmark in the current market environment, as evidenced by the fund’s over 40% exposure to investment-grade credits. We have maintained a continued focus on diligent credit analysis in smaller deals, lesser-known issuers, and areas of the market we believe to be over-looked and under-valued by Wall Street. The Fund has remained very selective in the new issuance coming to market in terms of pay-ability and feasibility, as issuers look to take advantage of the multi-year lows in interest rates. The Fund maintains its wary stance on new project finance deals that were unable to clear the market previously. More recently, however, we have been able to buy these deals as investors have been willing to accept higher risk in search of higher yielding positions. We look to take advantage of such opportunities, when comfortable with the credit, while also keeping an active management approach to sell out of positions that, in our opinion, may no longer be providing enough value for the risk potential.

Although the Fund was positioned almost a half-year longer than the benchmark as measured by duration, it underperformed due to its overweight short-term positions in the zero- to one-year maturity bucket. With the dramatic rally in interest rates, the Fund would have been better positioned to allocate longer out on the curve, as it was underweighted in long bonds (22-years+) compared to the benchmark. Such portfolio positioning is the primary reason the Fund underperformed, despite having a slightly longer duration in a falling interest rate environment.

The Fund’s allocation across the credit spectrum was a detractor from performance as our investment grade holdings did not benefit from spread compression as much as the benchmark’s high yield holdings. Throughout the fiscal year, the Fund was materially underweight below-investment-grade and non-rated bonds.

Revenue bonds detracted from performance during the period. Relative to the benchmark, the Fund was underweight housing, hospital, special tax bonds, which were all sectors that generated positive returns. However, we were overweight in the education sector which was the best performing sector due to our highly selective exposure to charter school and secondary education investments.

Though the Fund was overweight in Puerto Rico, the exposure was limited to insured credits which have not traded at the same elevated spreads as the non-insured bonds, and thus did not realize the same outperformance seen in the non-insured credits, as the benchmark’s exposure to Puerto Rico is concentrated in these non-insured names. The Fund’s best performing state was Georgia due to strong credit selection and spread tightening.

Matthew Dalton

Brian Steeves

Co-Portfolio Managers

Belle Haven Investments, L.P.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Muni

(unaudited)

Asset Allocation	Percentage of Net Assets
Municipal Government Obligations	93.5%
Repurchase Agreement	2.2
Corporate Debt Securities	0.9
Investment Companies	0.7
Preferred Stock	0.4
Other Investment Company	0.0 *
Net Other Assets (Liabilities)	2.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
AAA	2.2%
AA	18.3
A	4.0
BBB	23.8
BB	12.5
B	4.2
CCC and Below	1.4
Not Rated	31.3
Net Other Assets (Liabilities)	2.3
Total	100.0%

Fund Characteristics	Years
Average Maturity §	5.40
Duration †	4.31

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	5.98%	4.44%	6.61%	07/31/2013
Class A (NAV)	9.54%	5.14%	7.18%	07/31/2013
Bloomberg Barclays High Yield Municipal Bond Index (A)	11.65%	6.11%	6.58%
Class C (POP)	7.89%	4.53%	6.57%	07/31/2013
Class C (NAV)	8.89%	4.53%	6.57%	07/31/2013
Class I (NAV)	9.70%	5.31%	7.36%	07/31/2013
Class I2 (NAV)	9.73%	N/A	3.84%	09/30/2016

(A) The Bloomberg Barclays High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the Fund’s investments to decline. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk. High-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES - 0.9%
Construction & Engineering - 0.3%
CalAtlantic Group, Inc. 5.88%, 11/15/2024	$ 350,000	$ 365,750

Food & Staples Retailing - 0.6%
Ingles Markets, Inc. 5.75%, 06/15/2023	582,000	593,640

Total Corporate Debt Securities (Cost $918,871)		959,390

MUNICIPAL GOVERNMENT OBLIGATIONS - 93.5%
Alabama - 0.6%
Alabama Industrial Development Authority, Revenue Bonds, 6.45% (A), 12/01/2023	175,000	177,445
Alabama Special Care Facilities Financing Authority, Revenue Bonds, 5.75%, 06/01/2045	25,000	27,951
County of Perry, General Obligation Unlimited
Series A,
5.50%, 12/01/2040	50,000	51,137
Series B,
7.38%, 12/01/2030	365,000	375,030

		631,563

Arizona - 2.5%
Arizona Industrial Development Authority, Revenue Bonds, Series B, 5.13%, 01/01/2054	50,000	55,209
Industrial Development Authority of the City of Phoenix, Revenue Bonds
4.63%, 07/01/2026 (B)	600,000	640,602
Series A,
4.00%, 07/01/2022 (B)	500,000	499,620
Industrial Development Authority of the County of Pima, Revenue Bonds, 6.95%, 07/01/2041	150,000	150,273
La Paz County Industrial Development Authority, Revenue Bonds, 5.88%, 06/15/2048 (B)	500,000	521,765
Maricopa County Industrial Development Authority, Revenue Bonds, 5.00%, 07/01/2036	110,000	124,457
Tempe Industrial Development Authority, Revenue Bonds, Series B, 5.35%, 10/01/2025 (B)	750,000	782,002

		2,773,928

Arkansas - 0.0% (C)
Saline County Property Owners Improvement District No. 49, General Obligation Limited, Series A, 5.75%, 02/01/2036	15,000	15,006

California - 9.6%
California County Tobacco Securitization Agency, Revenue Bonds
5.70% (D), 06/01/2046	260,000	261,706
5.75%, 06/01/2029	15,000	15,155
5.88%, 06/01/2035	180,000	181,766

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California County Tobacco Securitization Agency, Revenue Bonds (continued)
Series A,
5.88%, 06/01/2043	$ 45,000	$ 45,612
California Municipal Finance Authority, Revenue Bonds
4.00%, 08/15/2020 (B)	250,000	253,237
5.00%, 01/01/2049	1,000,000	1,186,890
Series A,
5.50%, 06/01/2038 (B)	700,000	785,939
California Public Finance Authority, Revenue Bonds, 5.00%, 06/15/2049 (B)	250,000	256,630
California Statewide Communities Development Authority, Revenue Bonds
5.00%, 11/01/2048	950,000	1,056,580
Series A,
5.25%, 12/01/2056 (B)	500,000	564,015
Series B,
6.00%, 12/01/2024	210,000	228,789
California Statewide Financing Authority, Revenue Bonds
6.00%, 05/01/2037	25,000	25,169
Series A,
5.63%, 05/01/2029	30,000	30,213
City of Beaumont, Special Tax, 5.00%, 09/01/2049	385,000	441,876
Cypress School District, General Obligation Unlimited, Zero Coupon (D), 08/01/2050	100,000	90,524
Golden State Tobacco Securitization Corp., Revenue Bonds Series A-1, 5.00%, 06/01/2026 - 06/01/2047	3,350,000	3,572,698
Palomar Health, Revenue Bonds, 5.00%, 11/01/2028	45,000	53,111
Santa Barbara Unified School District, General Obligation Unlimited, Series B, 5.00%, 08/01/2044	500,000	617,245
Santee School District, General Obligation Unlimited, Series E, AGM, Zero Coupon, 05/01/2051	150,000	52,611
Tobacco Securitization Authority of Northern California, Revenue Bonds, Series A-1, 4.75%, 06/01/2023	60,000	60,286
Tobacco Securitization Authority of Southern California, Revenue Bonds
Series A1,
4.75%, 06/01/2025	15,000	15,016
5.13%, 06/01/2046	90,000	90,103
Upland Community Facilities District, Special Tax, Series A, 3.50%, 09/01/2049	600,000	611,496

		10,496,667

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado - 9.6%
Aerotropolis Regional Transportation Authority, Revenue Bonds, 5.00%, 12/01/2051	$ 290,000	$ 299,758
Brighton Crossing Metropolitan District No. 4, General Obligation Limited, Series A, 5.00%, 12/01/2047	500,000	529,400
Bromley Park Metropolitan District No. 2, General Obligation Limited, Series B, 6.38%, 12/15/2047	937,000	974,096
Colorado Health Facilities Authority, Revenue Bonds
Series A,
4.00%, 08/01/2049	3,000,000	3,207,480
5.00%, 09/15/2053	250,000	279,745
Colorado International Center Metropolitan District No. 14, General Obligation Limited, 5.88%, 12/01/2046	1,000,000	1,092,570
Denver Connection West Metropolitan District, General Obligation Limited, Series A, 5.38%, 08/01/2047	500,000	522,740
Denver International Business Center Metropolitan District No. 1, General Obligation Limited, 6.00%, 12/01/2048	500,000	524,820
Fronterra Village Metropolitan District No. 2, General Obligation Limited, AGC, 5.00%, 12/01/2037	25,000	25,015
High Plains Metropolitan District, General Obligation Unlimited, NATL, 4.00%, 12/01/2047	415,000	446,308
Painted Prairie Metropolitain District No. 2, General Obligation Limited, 5.25%, 12/01/2048	2,000,000	2,079,960
Park 70 Metropolitan District, General Obligation Unlimited, AGM, 4.00%, 12/01/2048	250,000	271,615
Public Authority for Colorado Energy, Revenue Bonds, 6.50%, 11/15/2038	60,000	91,303
Town of Frisco Marina Enterprise Revenue, Revenue Bonds, 5.00%, 12/01/2048	150,000	158,695

		10,503,505

Connecticut - 0.2%
Connecticut State Health & Educational Facilities Authority, Revenue Bonds, Series J, 5.00%, 07/01/2042	205,000	218,511
South Central Connecticut Regional Water Authority, Revenue Bonds, AGM, 4.50%, 08/01/2038	10,000	10,018

		228,529

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Delaware - 0.9%
Delaware State Economic Development Authority, Revenue Bonds, 5.00%, 08/01/2054	$ 835,000	$ 950,898

District of Columbia - 1.1%
District of Columbia, Revenue Bonds, Series B, 5.00%, 07/01/2048	100,000	116,241
District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds
6.50%, 05/15/2033	10,000	11,409
6.75%, 05/15/2040	1,000,000	1,032,750
Series A,
Zero Coupon, 06/15/2046	100,000	19,003

		1,179,403

Florida - 1.4%
County of Lake, Revenue Bonds, 5.00%, 01/15/2054 (B)	825,000	873,708
Northern Palm Beach County Improvement District, Special Assessment
4.50%, 08/01/2031	50,000	51,018
5.13%, 08/01/2022	10,000	10,230
Santa Rosa Bay Bridge Authority, Revenue Bonds, ACA-CBI, NATL-IBC, Zero Coupon, 07/01/2020	19,663	19,224
Sarasota National Community Development District, Special Assessment, 5.30%, 05/01/2039	25,000	25,018
St. Johns County Industrial Development Authority, Revenue Bonds, Series A, Fixed until 08/01/2024, 4.13% (A), 08/01/2047	500,000	509,360

		1,488,558

Georgia - 0.2%
Atlanta Development Authority, Revenue Bonds, Series A, ACA, 6.25%, 07/01/2036	20,000	20,090
Gainesville & Hall County Hospital Authority, Revenue Bonds, Series A, 5.50%, 08/15/2054	215,000	251,462

		271,552

Hawaii - 0.3%
State of Hawaii, General Obligation Unlimited, 5.00%, 06/01/2026	30,000	30,085
State of Hawaii Department of Transportation, Revenue Bonds, 5.63%, 11/15/2027	295,000	297,797

		327,882

Idaho - 1.5%
Idaho Housing & Finance Association, Revenue Bonds
Series A,
5.00%, 06/01/2035	285,000	317,148
6.00%, 07/01/2049 - 07/01/2054 (B)	1,155,000	1,321,771

		1,638,919

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois - 13.7%
Chicago Board of Education, General Obligation Unlimited
Series A,
5.50%, 12/01/2039	$ 25,000	$ 26,205
Series A, AGM,
5.00%, 12/01/2035	550,000	653,664
City of Belleville, Revenue Bonds, Series B, 7.88%, 05/01/2029	275,000	232,430
City of Chicago, General Obligation Unlimited
7.52%, 01/01/2040	205,000	248,370
AMBAC,
5.00%, 01/01/2029	175,000	175,590
Series A,
5.00%, 01/01/2033 - 01/01/2044	1,285,000	1,422,932
6.00%, 01/01/2038	1,195,000	1,417,258
Series A, AGM,
4.75%, 01/01/2036	70,000	70,158
5.00%, 01/01/2026	70,000	70,474
Series A, NATL,
5.00%, 01/01/2029	30,000	30,095
Series B,
5.43%, 01/01/2042	1,450,000	1,462,281
6.21%, 01/01/2032	240,000	263,100
Series C,
Zero Coupon, 01/01/2024	145,000	129,152
5.00%, 01/01/2026 - 01/01/2038	1,015,000	1,116,050
Series C, AGM-CR, NATL-RE,
5.00%, 01/01/2031	50,000	50,136
Series D,
4.30%, 01/01/2024	30,000	30,065
City of Chicago Waterworks Revenue, Revenue Bonds, 5.00%, 11/01/2026	40,000	43,619
Cook County Community College District No. 508, General Obligation Unlimited, 5.50%, 12/01/2038	500,000	538,350
Cook County School District No. 132, General Obligation Limited
Series A, AGM,
4.10%, 12/01/2024	178,000	189,413
4.20%, 12/01/2027	361,000	411,457
Harvard Special Service Area No. 5, Special Assessment, 4.65%, 02/01/2020	105,000	105,142
Illinois Finance Authority, Revenue Bonds
4.00%, 08/01/2032	440,000	462,924
Series A,
5.00%, 07/01/2020	50,000	50,287
Lake County School District No. 38, General Obligation Unlimited, AMBAC, Zero Coupon, 02/01/2020	60,000	59,677
Lombard Public Facilities Corp., Revenue Bonds, Series A-2, ACA-CBI, 5.50%, 01/01/2025	50,000	50,201

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Macoupin Sangamon & Montgomery Counties Community Unit School District, General Obligation Unlimited, BAM, 4.50%, 12/01/2042	$ 320,000	$ 339,782
Metropolitan Pier & Exposition Authority, Revenue Bonds
Series B,
5.00%, 06/15/2052	15,000	15,694
Series B, AGM,
5.00%, 06/15/2050	185,000	188,883
Series B2,
5.00%, 06/15/2050	15,000	15,163
5.20%, 06/15/2050	25,000	25,302
Northern Illinois University, Revenue Bonds, AGM, 7.95%, 04/01/2035	175,000	178,573
South Sangamon Water Commission, General Obligation Unlimited, 6.13%, 01/01/2041	35,000	35,125
Southern Illinois University, Certificate of Participation Series A-1, BAM, 4.50%, 02/15/2031 - 02/15/2032	125,000	128,365
Southern Illinois University, Revenue Bonds
Series A, AGM,
4.50%, 04/01/2027	25,000	25,078
5.25%, 04/01/2020	135,000	135,410
Series A, NATL,
Zero Coupon, 04/01/2026 - 04/01/2027	175,000	143,225
Series B1,
4.00%, 04/01/2035	20,000	19,705
State of Illinois, General Obligation Unlimited
Zero Coupon (D), 06/01/2033	680,000	671,078
4.13%, 03/01/2028	30,000	30,922
6.63%, 02/01/2035	25,000	29,397
6.75%, 03/01/2029	115,000	131,406
7.10%, 07/01/2035	155,000	189,836
7.35%, 07/01/2035	20,000	24,216
Series A,
5.00%, 05/01/2041	535,000	600,227
Village of North Riverside, Revenue Bonds, AGM, 3.63%, 12/01/2030	565,000	583,289
Village of Oak Lawn, General Obligation Unlimited, Series A, 3.35%, 12/01/2026	415,000	390,278
Village of Rosemont, General Obligation Unlimited, Series A, AGC, 6.00%, 12/01/2035	15,000	18,490
Village of Thayer, Revenue Bonds, Zero Coupon, 05/01/2025	55,000	39,597
Western Illinois Economic Development Authority, Revenue Bonds, 4.00%, 06/01/2036	1,480,000	1,508,327

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Western Illinois University, Certificate of Participation
6.00%, 10/01/2025	$ 15,000	$ 15,013
6.38%, 10/01/2029	30,000	30,007
Western Illinois University, Revenue Bonds, 3.70%, 04/01/2026	10,000	9,640
Will County Community High School District No. 210, General Obligation Unlimited
Series A,
3.25%, 01/01/2030	45,000	44,926
3.38%, 01/01/2033	25,000	24,883
5.00%, 01/01/2027	55,000	59,087

		14,959,954

Indiana - 1.8%
East Chicago Sanitary District, Revenue Bonds, 4.00%, 07/15/2031	1,320,000	1,425,864
Hamilton County Redevelopment Commission, Tax Allocation, 5.00%, 02/01/2025	70,000	70,123
Indiana Finance Authority, Revenue Bonds
5.00%, 10/01/2044	420,000	451,748
6.00%, 12/01/2019	25,000	25,075
Series A,
4.00%, 11/15/2026	20,000	21,120

		1,993,930

Iowa - 0.5%
Iowa Tobacco Settlement Authority, Revenue Bonds
Series A,
6.50%, 06/01/2023	90,000	91,290
Series C,
5.38%, 06/01/2038	145,000	145,026
5.50%, 06/01/2042	100,000	100,017
5.63%, 06/01/2046	215,000	215,036

		551,369

Kansas - 0.1%
Kansas Rural Water Finance Authority, Revenue Bonds, 4.25%, 03/01/2038	25,000	25,567
Wyandotte County Unified Government Special Obligation Revenue, Revenue Bonds, NATL, Zero Coupon, 12/01/2027	175,000	131,920

		157,487

Kentucky - 0.3%
County of Ohio, Revenue Bonds, Series A, 6.00%, 07/15/2031	215,000	219,093
Edmonson County Industrial Building Revenue, Revenue Bonds, 5.00%, 03/01/2027	20,000	20,031
Kentucky Area Development Districts, Certificate of Participation, Series M, 5.35%, 12/01/2028	25,000	25,042

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky (continued)
Kentucky Economic Development Finance Authority, Revenue Bonds 5.00%, 02/01/2030 - 02/01/2040	$ 50,000	$ 50,337

		314,503

Louisiana - 0.0% (C)
Parish of St. Charles, Revenue Bonds, Fixed until 06/01/2022, 4.00% (A), 12/01/2040	30,000	31,652

Massachusetts - 0.9%
Massachusetts Development Finance Agency, Revenue Bonds, 5.00%, 10/01/2049	500,000	562,310
Massachusetts Housing Finance Agency, Revenue Bonds, Series A, 4.10%, 12/01/2055	375,000	390,476

		952,786

Michigan - 1.5%
County of Wayne, Revenue Bonds, 9.25%, 12/01/2025	275,000	294,071
Dearborn Brownfield Redevelopment Authority, General Obligation Limited, Series A, AGC, 5.50%, 05/01/2039	25,000	25,074
Detroit Local Development Finance Authority, Tax Allocation, Series A, ACA-CBI, 5.50%, 05/01/2021	50,000	50,141
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A,
5.13%, 06/01/2022	555,000	555,777
5.25%, 06/01/2022	15,000	15,021
6.00%, 06/01/2048	670,000	673,651

		1,613,735

Minnesota - 7.0%
City of Deephaven, Revenue Bonds, Series A, 5.25%, 07/01/2037	80,000	87,083
City of Ham Lake, Revenue Bonds, Series A, 4.00%, 07/01/2028	375,000	386,486
City of International Falls, Revenue Bonds, 5.65%, 12/01/2022	65,000	65,908
City of Minneapolis, Revenue Bonds, Series A, 5.00%, 07/01/2047	200,000	213,062
City of Morris, Revenue Bonds, 2.55%, 08/01/2020	115,000	115,017
City of St. Paul Park, Revenue Bonds
3.25%, 09/01/2026	485,000	503,891
3.50%, 09/01/2027	500,000	523,975
3.70%, 09/01/2028	500,000	525,935
3.80%, 09/01/2029	340,000	358,221
4.00%, 09/01/2032	400,000	421,696
4.10%, 09/01/2033	200,000	210,912
4.13%, 09/01/2034 - 09/01/2035	730,000	767,714

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Minnesota (continued)
Housing & Redevelopment Authority of the City of St. Paul, Revenue Bonds
Series A,
4.00%, 09/01/2031	$ 200,000	$ 212,218
4.50%, 07/01/2028	650,000	666,887
5.00%, 07/01/2036 - 12/01/2050	1,765,000	1,843,456
Series B,
5.25%, 04/01/2043	400,000	411,144
Township of Baytown, Revenue Bonds
Series A,
4.00%, 08/01/2041	200,000	202,706
4.25%, 08/01/2046	120,000	122,892

		7,639,203

Mississippi - 0.1%
Mississippi Development Bank, Revenue Bonds, Series A, 3.25%, 06/01/2021	55,000	54,755
Mississippi Home Corp., Revenue Bonds, Series 3A, GNMA, 5.55%, 08/20/2049	5,000	5,203

		59,958

Missouri - 0.4%
City of Manchester, Tax Allocation, 6.88%, 11/01/2039	50,000	50,133
Health & Educational Facilities Authority, Revenue Bonds, 4.25%, 12/01/2042 (B) (E)	75,000	78,183
Missouri State Health & Educational Facilities Authority, Revenue Bonds, Series A, 5.00%, 02/01/2042	250,000	281,365

		409,681

Montana - 0.2%
City of Forsyth, Revenue Bonds, Series A, Fixed until 03/01/2031, 3.90% (A),	135,000	142,791
Lewistown Special Improvement District No. 2005, Special Assessment, 4.60%, 07/01/2022	25,000	25,025

		167,816

Nevada - 0.2%
City of Reno, Special Assessment, 7.25%, 12/01/2025	45,000	45,055
County of Clark, Special Assessment, 4.00%, 08/01/2022	170,000	176,836

		221,891

New Jersey - 3.4%
City of Atlantic City, General Obligation Unlimited, Series A, BAM, 5.00%, 03/01/2032	150,000	178,665
Essex County Improvement Authority, Revenue Bonds Series A, 5.00%, 12/01/2035 (F)	500,000	450,000
5.13%, 12/01/2045 (F)	30,000	27,000

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Revenue Bonds
5.75%, 09/15/2027	$ 400,000	$ 440,640
Series A,
5.13%, 09/01/2052 (B)	760,000	827,032
Series B,
6.50%, 04/01/2031 (E)	10,000	11,754
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series B, 6.88%, 12/15/2039	325,000	325,754
Tobacco Settlement Financing Corp., Revenue Bonds, Series B, 5.00%, 06/01/2046	1,320,000	1,453,215

		3,714,060

New York - 4.5%
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds, Series A, 5.00%, 08/01/2052	500,000	543,730
New York City Industrial Development Agency, Revenue Bonds
FGIC,
CPI + 0.89%, 2.64% (A), 03/01/2027	20,000	20,325
NATL,
4.75%, 03/01/2046	135,000	135,189
New York Counties Tobacco Trust I, Revenue Bonds, Series B, 6.50%, 06/01/2035	15,000	15,009
New York Counties Tobacco Trust IV, Revenue Bonds Series A, 5.00%, 06/01/2038 - 06/01/2045	290,000	290,015
New York Counties Tobacco Trust VI, Revenue Bonds
Series A,
5.00%, 06/01/2045	850,000	910,359
Series C,
3.75%, 06/01/2045	1,845,000	1,751,661
New York State Dormitory Authority, Revenue Bonds, AMBAC, 5.25%, 07/01/2025	100,000	118,093
New York Transportation Development Corp., Revenue Bonds, Series A, 5.25%, 01/01/2050	860,000	959,975
Port Authority of New York & New Jersey, Revenue Bonds, AGM-CR, 6.50%, 12/01/2028	50,000	50,676
Village of Brewster, General Obligation Unlimited, 5.00%, 05/01/2033	50,000	66,066

		4,861,098

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Dakota - 0.2%
Burleigh County Health Care Revenue, Revenue Bonds, 5.00%, 05/01/2037	$ 250,000	$ 262,280

Ohio - 7.0%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2,
5.13%, 06/01/2024	1,275,000	1,276,747
5.38%, 06/01/2024	75,000	75,082
5.88%, 06/01/2030 - 06/01/2047	845,000	849,928
6.00%, 06/01/2042	100,000	100,569
6.50%, 06/01/2047	890,000	910,203
Cardinal Local School District, Certificate of Participation, 5.25%, 04/01/2038	1,455,000	1,502,578
City of Cleveland, Revenue Bonds, 5.38%, 09/15/2027 (E)	20,000	20,054
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Series A, 7.05%, 11/15/2040 (B)	100,000	100,105
County of Hamilton, Revenue Bonds, 5.00%, 01/01/2036	100,000	112,784
County of Montgomery, Revenue Bonds
6.00%, 04/01/2038 (B)	2,000,000	2,225,760
Series A,
5.75%, 11/15/2021	500,000	519,970

		7,693,780

Oregon - 0.8%
Oregon State Facilities Authority, Revenue Bonds, Series B, 6.75%, 06/15/2022 (B)	160,000	164,294
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Series B, 5.00%, 11/01/2039 (B)	600,000	699,510

		863,804

Pennsylvania - 1.7%
Blythe Township Solid Waste Authority, Revenue Bonds, 7.75%, 12/01/2037	565,000	642,993
Cumberland County Municipal Authority, Revenue Bonds, 5.00%, 01/01/2039	150,000	174,069
Dallas Area Municipal Authority, Revenue Bonds, 5.00%, 05/01/2048	250,000	280,067
Montgomery County Industrial Development Authority, Revenue Bonds, Series A, 4.25%, 01/15/2029	60,000	63,882
Pennsylvania Turnpike Commission, Revenue Bonds, 5.00%, 12/01/2040	500,000	596,295

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
School District of Philadelphia, General Obligation Unlimited, Series A, NATL, 4.38%, 06/01/2034	$ 90,000	$ 90,127
Susquehanna Area Regional Airport Authority, Revenue Bonds, Series B, 9.88%, 01/01/2034	10,000	13,475

		1,860,908

Puerto Rico - 10.4%
Children’s Trust Fund, Revenue Bonds
5.38%, 05/15/2033	25,000	25,380
5.50%, 05/15/2039	55,000	55,974
5.63%, 05/15/2043	45,000	45,797
Commonwealth of Puerto Rico, General Obligation Unlimited
AGC-ICC,
5.50%, 07/01/2022	100,000	106,470
AGM,
5.13%, 07/01/2030	265,000	272,364
5.25%, 07/01/2020	100,000	101,880
AGM-CR,
4.50%, 07/01/2023	45,000	45,128
5.00%, 07/01/2028	30,000	30,758
Series A, AGC-ICC,
5.00%, 07/01/2022 - 07/01/2033	605,000	620,090
5.25%, 07/01/2030	55,000	56,535
5.50%, 07/01/2029	245,000	276,843
Series A, AGM,
4.00%, 07/01/2022	140,000	143,728
4.13%, 07/01/2023 - 07/01/2024	50,000	51,162
5.00%, 07/01/2035	265,000	277,421
5.38%, 07/01/2025	170,000	177,857
Series A-4, AGM,
5.00%, 07/01/2031	170,000	172,142
5.25%, 07/01/2030	50,000	50,670
Series B, AGC-ICC,
5.00%, 07/01/2035	400,000	408,256
Series C, AGM,
5.25%, 07/01/2026 - 07/01/2027	240,000	248,333
5.38%, 07/01/2028	30,000	30,950
5.50%, 07/01/2032	145,000	149,404
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series A, AGC,
5.00%, 07/01/2028	195,000	199,930
5.13%, 07/01/2047	390,000	401,033
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, AGC,
4.50%, 07/01/2036	740,000	741,961
5.00%, 07/01/2027	210,000	215,330
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, AGM,
3.63%, 07/01/2023	320,000	320,022
3.65%, 07/01/2024	195,000	195,027

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series RR, AGC,
5.00%, 07/01/2028	$ 215,000	$ 220,435
Series SS, AGM,
5.00%, 07/01/2030	85,000	86,987
Series TT, AGC-ICC,
5.00%, 07/01/2032	265,000	270,984
Series TT, AGM-CR,
5.00%, 07/01/2027	25,000	25,635
Series UU, AGC,
4.25%, 07/01/2027	355,000	355,696
5.00%, 07/01/2026	165,000	169,208
Series UU, AGM,
5.00%, 07/01/2020 - 07/01/2024	500,000	510,188
Series V, AGM,
5.25%, 07/01/2027	70,000	77,564
Puerto Rico Highway & Transportation Authority, Revenue Bonds
AGC-ICC,
5.00%, 07/01/2028	55,000	56,390
Series AA, AGC-ICC,
5.00%, 07/01/2035	85,000	86,754
Series AA, AGM,
4.95%, 07/01/2026	15,000	15,193
Series CC, AGM,
5.25%, 07/01/2033 - 07/01/2036	290,000	324,922
Series CC, AGM-CR,
5.50%, 07/01/2029	75,000	85,220
Series D, AGM,
5.00%, 07/01/2027 - 07/01/2032	580,000	593,894
Series E, AGM,
5.50%, 07/01/2020 - 07/01/2023	185,000	198,054
Series I, AGC-ICC, FGIC,
5.00%, 07/01/2026	305,000	312,777
Series K, AGC-ICC,
4.40%, 07/01/2025	30,000	30,080
5.00%, 07/01/2030	30,000	30,701
Series L, AGC,
4.00%, 07/01/2020	170,000	171,817
Series M, AGC-ICC,
5.00%, 07/01/2032	160,000	164,139
Series N, AGC,
5.25%, 07/01/2036	115,000	128,769
Series N, AGM-CR, AGC-ICC,
5.50%, 07/01/2026	165,000	184,119
Series Y, AGM,
6.25% (A), 07/01/2021	100,000	104,133
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, AGM,
4.75%, 08/01/2022	140,000	143,042
5.00%, 08/01/2021 - 08/01/2030	990,000	1,012,455
Series A, AGM-CR,
4.75%, 08/01/2025	60,000	61,439

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Revenue Bonds
Series F, AGC-ICC, AGM-CR,
5.25%, 07/01/2025	$ 20,000	$ 21,856
Series I, AGC-ICC,
5.00%, 07/01/2036	240,000	244,765
Series K, AGM,
5.25%, 07/01/2027	190,000	192,945
Series L, AGM-CR,
5.50%, 07/01/2021	65,000	67,122

		11,367,728

Rhode Island - 0.5%
Providence Redevelopment Agency, Revenue Bonds, Series A, 5.00%, 04/01/2020	250,000	253,235
Tobacco Settlement Financing Corp., Revenue Bonds, Series A, 5.00%, 06/01/2035	300,000	337,635

		590,870

South Carolina - 0.4%
County of Lancaster, Special Assessment, Series A, 3.13%, 12/01/2022	470,000	476,961
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Series A, NATL, 4.38%, 08/01/2037	15,000	15,007

		491,968

Tennessee - 0.1%
Tennessee Housing Development Agency, Revenue Bonds, 3.05%, 07/01/2027	95,000	101,406

Texas - 3.6%
Arlington Higher Education Finance Corp., Revenue Bonds, Series A, 4.63%, 08/15/2046	250,000	253,813
Bexar County Health Facilities Development Corp., Revenue Bonds, 5.00%, 07/15/2042	600,000	672,144
Cameron Education Corp., Revenue Bonds, Series A, ACA, 5.25%, 08/15/2036	40,000	40,046
City of Dallas, Revenue Bonds, AGC, 5.25%, 08/15/2034	35,000	35,096
City of Houston Airport System Revenue, Revenue Bonds, 5.00%, 07/01/2029	150,000	167,562
Harris County-Houston Sports Authority, Revenue Bonds NATL, Zero Coupon, 11/15/2023	30,000	27,905

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds
5.00%, 07/01/2046 - 01/01/2047	$ 1,450,000	$ 1,511,433
5.25%, 01/01/2035	20,000	20,058
Series A,
3.38%, 08/15/2021 (B)	495,000	499,638
Series A1,
5.00%, 07/01/2046	55,000	60,511
Series D,
6.00%, 07/01/2026	105,000	107,227
Newark Higher Education Finance Corp., Revenue Bonds, 5.00%, 06/15/2048	50,000	51,252
North Fort Bend Water Authority, Revenue Bonds, AGC, 5.25%, 12/15/2034	10,000	10,047
Pottsboro Higher Education Finance Corp., Revenue Bonds, Series A, 5.00%, 08/15/2036	435,000	468,073
Texas State Student Housing Corp., Revenue Bonds, 6.75%, 07/01/2021	5,000	5,001

		3,929,806

U. S. Virgin Islands - 0.4%
Virgin Islands Public Finance Authority, Revenue Bonds NATL, 4.00%, 10/01/2020	5,000	5,056
Series A, AGM-CR,
5.00%, 10/01/2032	415,000	450,113

		455,169

Utah - 0.4%
Utah Charter School Finance Authority, Revenue Bonds, 5.00%, 04/15/2030 (B)	420,000	422,814

Virginia - 0.7%
Buena Vista Public Recreational Facilities Authority, Revenue Bonds, Series A, ACA, 5.50%, 07/15/2035 (F)	50,000	47,671
Buena Vista Public Service Authority, Revenue Bonds
Series A,
5.13%, 01/01/2023	25,000	25,043
6.00%, 01/01/2027	50,000	50,084
Henrico County Economic Development Authority, Revenue Bonds, Series C, 5.00%, 12/01/2047	375,000	416,209
Tobacco Settlement Financing Corp., Revenue Bonds, Series B1, 5.00%, 06/01/2047	190,000	190,515

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Virginia (continued)
Virginia College Building Authority, Revenue Bonds, 4.25%, 04/01/2020	$ 20,000	$ 20,045

		749,567

Washington - 0.1%
King County Housing Authority, Revenue Bonds, 2.15%, 05/01/2020	65,000	65,235

West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	100,000	103,182

Wisconsin - 4.6%
Public Finance Authority, Revenue Bonds
5.00%, 04/01/2022 (E)	25,000	25,811
5.00%, 06/15/2053	200,000	228,360
Series A,
5.00%, 06/15/2049 (B)	90,000	93,615
Series A, AGM,
5.00%, 07/01/2054 - 07/01/2058	2,145,000	2,462,934
Wisconsin Health & Educational Facilities Authority, Revenue Bonds
5.00%, 08/01/2039	500,000	538,100
Class B,
4.38%, 07/01/2038	850,000	884,161
Class C,
7.00%, 07/01/2043	750,000	750,428

		4,983,409

Total Municipal Government Obligations (Cost $97,550,161)		102,097,459

	Shares	Value
PREFERRED STOCK - 0.4%
Insurance - 0.4%
Enstar Group, Ltd., Series D, Fixed until 09/01/2028, 7.00% (A)	16,000	437,760

Total Preferred Stock (Cost $400,000)		437,760

INVESTMENT COMPANIES - 0.7%
U.S. Fixed Income Funds - 0.7%
MFS Multimarket Income Trust	114,783	689,846
Putnam Managed Municipal Income Trust (G)	5,000	39,850

Total Investment Companies (Cost $640,464)		729,696

OTHER INVESTMENT COMPANY - 0.0% (C)
Securities Lending Collateral - 0.0% (C)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (H)	40,425	40,425

Total Other Investment Company (Cost $40,425)		40,425

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

Principal	Value
REPURCHASE AGREEMENT - 2.2%

Fixed Income Clearing Corp., 0.85% (H), dated 10/31/2019, to be repurchased at $2,449,408 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $2,499,249.

$ 2,449,350	$ 2,449,350

Total Repurchase Agreement (Cost $2,449,350)	2,449,350

Total Investments (Cost $101,999,271)	106,714,080
Net Other Assets (Liabilities) - 2.3%	2,512,650

Net Assets - 100.0%	$ 109,226,730

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$959,390	$—	$959,390
Municipal Government Obligations	—	102,097,459	—	102,097,459
Preferred Stock	437,760	—	—	437,760
Investment Companies	729,696	—	—	729,696
Other Investment Company	40,425	—	—	40,425
Repurchase Agreement	—	2,449,350	—	2,449,350

Total Investments	$1,207,881	$105,506,199	$—	$106,714,080

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $11,610,240, representing 10.6% of the Fund’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2019; the maturity dates disclosed are the ultimate maturity dates.
(E)	Restricted securities. At October 31, 2019, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Health & Educational Facilities Authority Revenue Bonds 4.25%, 12/01/2042	09/10/2019	$78,020	$78,183	0.1%

Municipal Government Obligations	New Jersey Economic Development Authority Revenue Bonds Series B 6.50%, 04/01/2031	01/22/2015	10,535	11,754	0.0	(C)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	City of Cleveland Revenue Bonds 5.38%, 09/15/2027	07/27/2015	$20,062	$20,054	0.0	% (C)

Municipal Government Obligations	Public Finance Authority Revenue Bonds 5.00%, 04/01/2022	05/01/2017	25,171	25,811	0.0	(C)

Total			$133,788	$135,802	0.1%

(F)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At October 31, 2019, the total value of such securities is $524,671, representing 0.5% of the Fund’s net assets.
(G)	All or a portion of the security is on loan. The value of the security on loan is $39,053. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(H)	Rates disclosed reflect the yields at October 31, 2019.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATIONS:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
FGIC	Financial Guaranty Insurance Co.
GNMA	Government National Mortgage Association
NATL	National Public Finance Guarantee Corp.

PORTFOLIO ABBREVIATIONS:

CBI	Certificates of Bond Insurance
CPI	Consumer Price Index
CR	Custodial Receipts
IBC	Insured Bond Certificate
ICC	Insured Custody Certificate
RE	Reinsured

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Inflation Opportunities

(unaudited)

MARKET ENVIRONMENT

It has been a volatile year in interest rates. Inflation-linked securities had a good year due to the overall rally in rates. However, break-evens did deteriorate over the year which detracted from U.S. Treasury Inflation Protected Securities (“TIPS”) performance.

The U.S. TIPS 10-year break-even was over 200 basis points (“bps”) in 2018 and declined precipitously to 155 bps on October 31, 2019. This decline in break-evens resulted in underperformance of the U.S. TIPS vs the nominal Treasury curve.

The U.S. Federal Reserve (“Fed”) ended 2018 with a plan to hike rates four more times, which quickly morphed into two rate hikes and a balance sheet on autopilot before year end. The market suffered a terrible fourth quarter where the market was projecting a large policy error. Then in early January 2019, the Fed switched completely back to easing and rate cuts, along with a dose of ending quantitative tightening. These moves, along with dovish European Central Bank and Bank of Japan, caused a global rates rally.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Inflation Opportunities (Class A) returned 8.73%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays Global Inflation Linked Bond Index, returned 8.64%.

STRATEGY REVIEW

Asset allocation was the top contributor. The underweight in U.K. inflation-linked bonds (“linkers”) delivered positive performance as break-evens fell precipitously during the year, even though U.K. rates fell. The largest detractor to Fund performance was the shorter duration versus the index.

Asset allocation was helped by performance from inflation related corporate bonds as spreads tightened over the year. Commercial Mortgage Backed Securities (“CMBS”) and Asset Backed Securities (“ABS”) bonds also benefitted as real estate performed well in times of rising inflation and rent increases have outpaced inflation.

Asset allocation among inflation-linked bonds also helped performance. Canada lead the pack and the Fund was overweight that country. The Fund was also long New Zealand, which also outperformed the index. The Fund did own Italian linkers at the beginning of the year, but sold the positions in the first quarter as the Italian budget concerns became more acute. The portfolio managers have favored natural resource heavy countries of Canada, Australia, and New Zealand as a way to play a future stimulus package from China. Recently the Fund has taken some profit from the Canada trade and allocated a small percentage to Japanese linkers, which we believe have bottomed on a break-even basis.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	50.9%
Foreign Government Obligations	24.4
Corporate Debt Securities	21.9
Mortgage-Backed Securities	2.1
Other Investment Company	0.6
Asset-Backed Security	0.3
Short-Term Investment Company	0.3
Preferred Stock	0.1
Net Other Assets (Liabilities) ^	(0.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	50.9%
AAA	7.5
AA	5.8
A	8.3
BBB	23.0
BB	2.3
B	0.8
Not Rated	2.0
Net Other Assets (Liabilities) ^	(0.6)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	9.47
Duration †	7.89

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2019

Transamerica Inflation Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	3.54%	0.70%	0.80%	03/01/2014
Class A (NAV)	8.73%	1.69%	1.67%	03/01/2014
Bloomberg Barclays Global Inflation Linked Bond Index (A)	8.64%	2.15%	2.08%
Class C (POP)	6.90%	0.93%	0.91%	03/01/2014
Class C (NAV)	7.90%	0.93%	0.91%	03/01/2014
Class I (NAV)	8.97%	1.93%	1.91%	03/01/2014
Class I2 (NAV)	9.09%	2.00%	1.99%	03/01/2014
Class R6 (NAV)	8.97%	N/A	3.06%	07/25/2016

(A) The Bloomberg Barclays Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the return of principal and income derived from these securities are not guaranteed and can fluctuate based on firm profitability and economic conditions. Interest payment on inflation-related debt securities will vary as the principal and/or interest is adjusted for inflation.

Transamerica Funds	Annual Report 2019

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITY - 0.3%
STORE Master Funding I-VII Series 2018-1A, Class A1, 3.96%, 10/20/2048 (A)	$ 391,735	$ 414,269

Total Asset-Backed Security (Cost $391,634)		414,269

CORPORATE DEBT SECURITIES - 21.9%
Banks - 11.2%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (B), 11/15/2019 (C)	726,000	651,585
Bank of America Corp.
CPI-YoY + 1.10%, 2.91% (B), 11/19/2024, MTN	1,000,000	991,250
CPI-YoY + 2.10%, 3.91% (B), 02/18/2020, MTN	400,000	400,596
4.18%, 11/25/2027, MTN	1,028,000	1,111,952
Fixed until 04/24/2037, 4.24% (B), 04/24/2038	782,000	888,080
Barclays Bank PLC CPI-YoY + 1.00%, 2.81% (B), 05/22/2023, MTN	2,600,000	2,603,900
BBVA Bancomer SA Fixed until 01/18/2028, 5.13% (B), 01/18/2033 (A)	321,000	312,577
Citigroup, Inc. 4.65%, 07/23/2048	1,380,000	1,702,128
Corestates Capital II 3-Month LIBOR + 0.65%, 2.65% (B), 01/15/2027 (A)	269,000	254,205
Credit Agricole SA Fixed until 01/10/2028, 4.00% (B), 01/10/2033 (A)	701,000	727,914
Danske Bank A/S 5.38%, 01/12/2024 (A)	200,000	220,418
HSBC Holdings PLC Fixed until 05/22/2027 (C), 6.00% (B)	271,000	281,298
Intesa Sanpaolo SpA 4.00%, 09/23/2029 (A)	650,000	659,007
Royal Bank of Scotland Group PLC
Fixed until 03/08/2022, 2.00% (B), 03/08/2023, MTN (D)	EUR 800,000	927,490
Fixed until 03/22/2024, 4.27% (B), 03/22/2025	$ 258,000	273,738
Fixed until 06/25/2023, 4.52% (B), 06/25/2024	1,122,000	1,192,143
UniCredit SpA
Fixed until 06/19/2027, 5.86% (B), 06/19/2032 (A)	201,000	208,967
6.57%, 01/14/2022 (A)	350,000	376,808
Fixed until 04/02/2029, 7.30% (B), 04/02/2034 (A)	211,000	245,956
Zions Bancorp NA 3.25%, 10/29/2029	288,000	287,451

		14,317,463

Building Products - 0.6%
Masco Corp. 3.50%, 11/15/2027	744,000	765,815

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets - 1.1%
Goldman Sachs Group, Inc. Fixed until 11/10/2022 (C), 5.00% (B) (E)	$ 702,000	$ 696,384
Morgan Stanley CPI-YoY + 2.00%, 3.81% (B), 04/25/2023 - 06/09/2023	643,000	652,795

		1,349,179

Chemicals - 0.4%
Dow Chemical Co. 4.80%, 05/15/2049 (A)	410,000	455,988

Electric Utilities - 0.2%
FirstEnergy Corp. 3.90%, 07/15/2027	241,000	259,363

Equity Real Estate Investment Trusts - 0.3%
Alexandria Real Estate Equities, Inc. 3.80%, 04/15/2026	399,000	429,176

Health Care Providers & Services - 0.8%
CVS Health Corp. 4.78%, 03/25/2038	904,000	1,003,363

Insurance - 1.3%
Genworth Holdings, Inc. 3-Month LIBOR + 2.00%, 4.16% (B), 11/15/2066	1,350,000	810,000
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 4.28% (B), 02/12/2067 (A)	898,000	792,000

		1,602,000

Machinery - 0.1%
CNH Industrial NV 3.85%, 11/15/2027, MTN	180,000	187,513

Metals & Mining - 1.6%
Anglo American Capital PLC 4.00%, 09/11/2027 (A)	214,000	222,205
Glencore Funding LLC 4.00%, 04/16/2025 (A)	226,000	234,757
Newcrest Finance Pty, Ltd.
4.20%, 10/01/2022 (A)	832,000	870,552
5.75%, 11/15/2041 (A)	446,000	530,608
Newmont Goldcorp Corp. 2.80%, 10/01/2029	134,000	132,395

		1,990,517

Multi-Utilities - 0.1%
WEC Energy Group, Inc. 3-Month LIBOR + 2.11%, 4.27% (B), 05/15/2067	219,000	189,836

Oil, Gas & Consumable Fuels - 3.3%
Cenovus Energy, Inc. 4.25%, 04/15/2027	397,000	416,599
Enable Midstream Partners, LP 4.95%, 05/15/2028	253,000	259,131
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (B), 07/15/2077	731,000	745,620
Energy Transfer Operating, LP
5.80%, 06/15/2038	315,000	359,926
Fixed until 02/15/2023 (C), 6.25% (B)	691,000	642,630

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
EnLink Midstream LLC 5.38%, 06/01/2029	$ 106,000	$ 94,075
EnLink Midstream Partners, LP
4.85%, 07/15/2026	311,000	284,565
Fixed until 12/15/2022 (C), 6.00% (B)	133,000	91,345
Enterprise Products Operating LLC Fixed until 08/16/2027, 5.25% (B), 08/16/2077	243,000	247,860
MPLX, LP
4.25%, 12/01/2027 (A)	346,000	363,843
Fixed until 02/15/2023 (C), 6.88% (B)	348,000	352,757
Noble Energy, Inc. 3.85%, 01/15/2028	227,000	235,802
Petroleos Mexicanos 7.69%, 01/23/2050 (A)	169,000	183,642

		4,277,795

Transportation Infrastructure - 0.9%
Heathrow Funding, Ltd. 1.37%, 03/28/2032 (D)	GBP 549,917	893,425
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.35%, 11/01/2029 (A)	$ 264,000	263,809

		1,157,234

Total Corporate Debt Securities (Cost $27,378,626)		27,985,242

FOREIGN GOVERNMENT OBLIGATIONS - 24.4%
Australia - 2.5%
Australia Government Bond 0.75%, 11/21/2027 (D)	AUD 4,150,000	3,203,955

Canada - 2.6%
Canada Government Real Return Bond 4.25%, 12/01/2021	CAD 4,034,513	3,308,356

Japan - 2.3%
Japan Government CPI Linked Bond 0.10%, 03/10/2028 - 03/10/2029	JPY 306,822,800	2,944,892

Mexico - 2.6%
Mexico Udibonos
Series S,
2.50%, 12/10/2020	MXN 17,305,706	895,131
4.50%, 12/04/2025	44,211,657	2,469,431

		3,364,562

New Zealand - 2.8%
New Zealand Government Inflation-Linked Bond 2.00%, 09/20/2025 (D)	NZD 4,500,000	3,492,245

Spain - 8.6%
Spain Government Inflation-Linked Bond
0.30%, 11/30/2021	EUR 6,131,516	7,048,064
1.00%, 11/30/2030 (A) (D)	2,976,455	3,965,461

		11,013,525

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
United Kingdom - 3.0%
U.K. Gilt Inflation-Linked 0.13%, 03/22/2029 - 03/22/2044 (D)	GBP 1,744,714	$ 3,764,809

Total Foreign Government Obligations (Cost $31,629,138)		31,092,344

MORTGAGE-BACKED SECURITIES - 2.1%
BANK Series 2019-BN19, Class A3, 3.18%, 08/15/2061	$ 1,000,000	1,059,459
Benchmark Mortgage Trust Series 2018-B7, Class A4, 4.51% (B), 05/15/2053	1,000,000	1,161,561
CSAIL Commercial Mortgage Trust Series 2019-C17, Class A2, 3.00%, 09/15/2052	500,000	516,552

Total Mortgage-Backed Securities (Cost $2,574,899)		2,737,572

U.S. GOVERNMENT OBLIGATIONS - 50.9%
U.S. Treasury Inflation-Protected Securities - 50.9%
U.S. Treasury Inflation-Indexed Bond
0.75%, 02/15/2045	3,595,383	3,768,973
1.00%, 02/15/2046	2,598,672	2,884,799
1.38%, 02/15/2044	2,421,826	2,891,577
2.13%, 02/15/2040	1,187,000	1,567,494
2.38%, 01/15/2025	5,308,212	5,904,239
3.38%, 04/15/2032	3,179,880	4,391,022
3.88%, 04/15/2029	2,028,832	2,721,703
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2020 - 07/15/2026	14,896,678	14,843,509
0.25%, 01/15/2025 - 07/15/2029	4,742,074	4,781,188
0.38%, 07/15/2023 - 07/15/2027	7,118,788	7,219,454
0.50%, 01/15/2028	2,600,275	2,667,386
0.63%, 04/15/2023 - 01/15/2026	8,575,487	8,744,886
1.13%, 01/15/2021	1,923,425	1,935,955
1.25%, 07/15/2020	635,261	639,827

Total U.S. Government Obligations (Cost $62,488,859)		64,962,012

	Shares	Value
PREFERRED STOCK - 0.1%
Banks - 0.1%
Banco Santander SA, Series 6, 3-Month LIBOR + 0.52%, 4.00% (B)	3,100	72,726

Total Preferred Stock (Cost $74,547)		72,726

SHORT-TERM INVESTMENT COMPANY - 0.3%
Money Market Fund - 0.3%
State Street Institutional U.S. Government Money Market Fund, 1.75% (F)	351,570	351,570

Total Short-Term Investment Company (Cost $351,570)		351,570

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (F)	720,025	$ 720,025

Total Other Investment Company (Cost $720,025)		720,025

Total Investments (Cost $125,609,298)		128,335,760
Net Other Assets (Liabilities) - (0.6)%		(824,384)

Net Assets - 100.0%		$ 127,511,376

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/16/2020	USD	1,861,872	AUD	2,750,000	$—	$(37,606)
JPMS	01/16/2020	USD	11,949,930	EUR	10,800,000	—	(161,955)
JPMS	01/16/2020	USD	4,728,466	GBP	3,850,000	—	(271,768)
JPMS	01/16/2020	USD	2,973,366	JPY	318,495,877	15,181	(6,945)
JPMS	01/16/2020	USD	3,269,204	MXN	65,000,000	—	(70,369)
JPMS	01/16/2020	USD	2,107,423	NZD	3,325,000	—	(27,396)

Total						$15,181	$(576,039)

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$414,269	$—	$414,269
Corporate Debt Securities	—	27,985,242	—	27,985,242
Foreign Government Obligations	—	31,092,344	—	31,092,344
Mortgage-Backed Securities	—	2,737,572	—	2,737,572
U.S. Government Obligations	—	64,962,012	—	64,962,012
Preferred Stock	72,726	—	—	72,726
Short-Term Investment Company	351,570	—	—	351,570
Other Investment Company	720,025	—	—	720,025

Total Investments	$1,144,321	$127,191,439	$—	$128,335,760

Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$15,181	$—	$15,181

Total Other Financial Instruments	$—	$15,181	$—	$15,181

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$(576,039)	$—	$(576,039)

Total Other Financial Instruments	$—	$(576,039)	$—	$(576,039)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $11,302,986, representing 8.9% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the total value of Regulation S securities is $16,247,385, representing 12.7% of the Fund’s net assets.
(E)	All or a portion of the security is on loan. The value of the security on loan is $704,856. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(F)	Rates disclosed reflect the yields at October 31, 2019.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI	Consumer Price Index
CPI-YoY	US Consumer Price Index Urban Consumers Year Over Year
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Inflation-Protected Securities

(unaudited)

MARKET ENVIRONMENT

It has been a volatile year in interest rates. Inflation-linked securities had a good year due to the overall rally in rates. However, break-evens did deteriorate over the year which detracts from U.S. Treasury Inflation Protected Securities (“TIPS”) performance.

The U.S. TIPS 10-year break-even was over 200 basis points (“bps”) in 2018 and declined precipitously to 155 bps on October 31, 2019. This decline in break-evens resulted in underperformance of the U.S. TIPS vs the nominal Treasury curve.

The U.S. Federal Reserve (“Fed”) ended 2018 with a plan to hike rates four more times, which quickly morphed into two rate hikes and a balance sheet on autopilot before year end. The market suffered a terrible fourth quarter where the market was projecting a large policy error. Then in early January 2019, the Fed switched completely back to easing and rate cuts, along with a dose of ending quantitative tightening. These moves, along with dovish European Central Bank and Bank of Japan, caused a global rates rally.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Inflation-Protected Securities (Class R4) returned 8.58%. By comparison, its benchmark, the Bloomberg Barclays US Treasury Inflation Protected Securities Index, returned 8.96%.

STRATEGY REVIEW

Asset allocation was the top contributor. Other contributors included European inflation-linked bonds (“linkers”), specifically Italian and Spanish linkers, and security selection witihn U.S. TIPS. The Fund was overweight the shorter end of the U.S. TIPS curve and the shorter end did not experience the falling break-evens of the longer end. The largest detractor to Fund performance was the shorter duration versus the index.

Asset allocation was helped by performance from corporate bonds as spreads tightened over the year. Commercial Mortgage Backed Securities (“CMBS”) and Asset Backed Securities (“ABS”) bonds also benefitted as real estate performed well in times of rising inflation and rent increases have outpaced inflation.

Asset allocation among inflation-linked bonds also helped performance. Canada lead the pack and the Fund was overweight that country. The Fund was also long New Zealand, which also outperformed the index. The Fund did own Italian linkers at the beginning of the year, but sold the positions in the first quarter as the Italian budget concerns became more acute. The portfolio managers have favored natural resource heavy countries of Canada, Australia, and New Zealand as a way to play a future stimulus package from China. Recently the Fund has taken some profit from the Canada trade and allocated a small percentage to Japanese linkers, which we believe have bottomed on a break-even basis.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	80.9%
Foreign Government Obligations	10.2
Corporate Debt Securities	7.2
Mortgage-Backed Securities	1.6
Other Investment Company	0.2
Short-Term Investment Companies	0.0 *
Net Other Assets (Liabilities) ^	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	80.9%
AAA	6.1
AA	2.2
A	2.1
BBB	7.4
BB	0.5
Not Rated	0.9
Net Other Assets (Liabilities) ^	(0.1)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.51
Duration †	7.44

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2019

Transamerica Inflation-Protected Securities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	8.58%	N/A	3.01%	04/21/2017
Class R (NAV)	8.24%	N/A	2.53%	04/21/2017
Class R4 (NAV)	8.58%	1.78%	2.88%	09/11/2000
Bloomberg Barclays US Treasury Inflation Protected Securities Index (A)	8.96%	2.33%	3.36%

(A) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund pertain only to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption. Market values of inflation-protected securities can be affected by changes in the market’s inflation expectations or changes in real rates of interest.

Transamerica Funds	Annual Report 2019

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES - 7.2%
Banks - 3.5%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (A), 11/15/2019 (B)	$ 394,000	$ 353,615
Bank of America Corp.
4.18%, 11/25/2027, MTN	508,000	549,486
Fixed until 04/24/2037, 4.24% (A), 04/24/2038	425,000	482,652
Citigroup, Inc. 4.65%, 07/23/2048	747,000	921,369
Credit Agricole SA
3.75%, 04/24/2023 (C)	326,000	340,752
Fixed until 01/10/2028, 4.00% (A), 01/10/2033 (C)	449,000	466,239
Intesa Sanpaolo SpA 4.00%, 09/23/2029 (C)	290,000	294,019
Royal Bank of Scotland Group PLC Fixed until 06/25/2023, 4.52% (A), 06/25/2024	590,000	626,884

		4,035,016

Electric Utilities - 0.1%
FirstEnergy Corp. 3.90%, 07/15/2027	130,000	139,905

Equity Real Estate Investment Trusts - 0.1%
Alexandria Real Estate Equities, Inc. 3.80%, 04/15/2026	168,000	180,705

Health Care Providers & Services - 0.5%
CVS Health Corp. 4.78%, 03/25/2038	491,000	544,968

Insurance - 0.4%
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 4.28% (A), 02/12/2067 (C)	487,000	429,515

Machinery - 0.1%
CNH Industrial NV 3.85%, 11/15/2027, MTN	97,000	101,049

Media - 0.1%
Comcast Corp. 4.60%, 10/15/2038	86,000	102,187

Metals & Mining - 0.4%
Newcrest Finance Pty, Ltd. 4.20%, 10/01/2022 (C)	452,000	472,944
Newmont Goldcorp Corp. 2.80%, 10/01/2029	60,000	59,281

		532,225

Multi-Utilities - 0.1%
WEC Energy Group, Inc. 3-Month LIBOR + 2.11%, 4.27% (A), 05/15/2067 (D)	119,000	103,153

Oil, Gas & Consumable Fuels - 1.8%
Cenovus Energy, Inc. 4.25%, 04/15/2027 (D)	166,000	174,195
Enable Midstream Partners, LP 4.95%, 05/15/2028	169,000	173,096
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (A), 07/15/2077	397,000	404,940

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Operating, LP
5.80%, 06/15/2038	$ 171,000	$ 195,388
Fixed until 02/15/2023 (B), 6.25% (A),	375,000	348,750
EnLink Midstream LLC 5.38%, 06/01/2029	44,000	39,050
Enterprise Products Operating LLC Fixed until 08/16/2027, 5.25% (A), 08/16/2077	132,000	134,640
MPLX, LP
4.25%, 12/01/2027 (C)	187,000	196,643
Fixed until 02/15/2023 (B), 6.88% (A),	189,000	191,584
Noble Energy, Inc. 3.85%, 01/15/2028	123,000	127,769
Petroleos Mexicanos 7.69%, 01/23/2050 (C)	76,000	82,585

		2,068,640

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.35%, 11/01/2029 (C)	118,000	117,915

Total Corporate Debt Securities (Cost $7,825,821)		8,355,278

FOREIGN GOVERNMENT OBLIGATIONS - 10.2%
Australia - 2.0%
Australia Government Bond 0.75%, 11/21/2027 (E)	AUD 3,000,000	2,316,112

Canada - 2.5%
Canada Government Real Return Bond 4.25%, 12/01/2021	CAD 3,581,660	2,937,010

Japan - 2.0%
Japan Government CPI Linked Bond 0.10%, 03/10/2028 - 03/10/2029	JPY 241,602,300	2,318,900

New Zealand - 1.7%
New Zealand Government Inflation-Linked Bond 2.00%, 09/20/2025 (E)	NZD 2,500,000	1,940,136

Spain - 1.5%
Spain Government Inflation-Linked Bond
0.55%, 11/30/2019 (E)	EUR 5	6
1.00%, 11/30/2030 (E)	1,305,138	1,738,804

		1,738,810

United Kingdom - 0.5%
U.K. Gilt Inflation-Linked 0.13%, 03/22/2044 (E)	GBP 264,656	571,114

Total Foreign Government Obligations (Cost $11,477,169)		11,822,082

MORTGAGE-BACKED SECURITIES - 1.6%
BANK Series 2019-BN19, Class A3, 3.18%, 08/15/2061	$ 1,000,000	1,059,459

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CSAIL Commercial Mortgage Trust Series 2019-C17, Class A2, 3.00%, 09/15/2052	$ 750,000	$ 774,828

Total Mortgage-Backed Securities (Cost $1,802,463)		1,834,287

U.S. GOVERNMENT OBLIGATIONS - 80.9%
U.S. Treasury Inflation-Protected Securities - 80.9%
U.S. Treasury Inflation-Indexed Bond
0.63%, 02/15/2043	50,216	51,356
0.75%, 02/15/2042 - 02/15/2045	3,553,011	3,728,817
1.00%, 02/15/2046 - 02/15/2048	4,445,798	4,952,012
1.38%, 02/15/2044	2,256,714	2,694,438
1.75%, 01/15/2028	2,528,882	2,845,979
2.00%, 01/15/2026	2,759,765	3,063,234
2.13%, 02/15/2040 - 02/15/2041	2,811,139	3,723,373
2.38%, 01/15/2025 - 01/15/2027	4,586,799	5,198,229
2.50%, 01/15/2029	1,039,496	1,257,493
3.38%, 04/15/2032	522,368	721,325
3.63%, 04/15/2028	753,464	967,244
3.88%, 04/15/2029	2,497,024	3,349,788
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2020 - 07/15/2026	27,319,837	27,205,345
0.25%, 01/15/2025	4,549,398	4,566,871
0.38%, 07/15/2023 - 07/15/2027	11,280,266	11,427,371
0.50%, 01/15/2028	1,040,040	1,066,883
0.63%, 04/15/2023 - 01/15/2026	10,376,244	10,571,987
0.75%, 07/15/2028	1,022,080	1,075,710

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note (continued)
1.13%, 01/15/2021	$ 3,694,383	$ 3,718,449
1.25%, 07/15/2020	1,764,615	1,777,298

Total U.S. Government Obligations (Cost $91,889,798)		93,963,202

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 0.0% (F)
Money Market Funds - 0.0% (F)
State Street Institutional U.S. Government Money Market Fund, 1.75% (G)	34,848	34,848

Total Short-Term Investment Companies (Cost $34,848)		34,848

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (G)	277,025	277,025

Total Other Investment Company (Cost $277,025)		277,025

Total Investments (Cost $113,307,124)		116,286,722
Net Other Assets (Liabilities) - (0.1)%		(134,775)

Net Assets - 100.0%		$ 116,151,947

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/16/2020	USD	2,288,409	AUD	3,380,000	$—	$(46,222)
JPMS	01/16/2020	USD	2,338,472	CAD	3,110,000	—	(23,805)
JPMS	01/16/2020	USD	1,726,101	EUR	1,560,000	—	(23,393)
JPMS	01/16/2020	USD	563,731	GBP	459,000	—	(32,400)
JPMS	01/16/2020	USD	2,342,639	JPY	250,565,288	14,232	(4,303)
JPMS	01/16/2020	USD	1,933,124	NZD	3,050,000	—	(25,130)

Total						$14,232	$(155,253)

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$8,355,278	$—	$8,355,278
Foreign Government Obligations	—	11,822,082	—	11,822,082
Mortgage-Backed Securities	—	1,834,287	—	1,834,287
U.S. Government Obligations	—	93,963,202	—	93,963,202
Short-Term Investment Companies	34,848	—	—	34,848
Other Investment Company	277,025	—	—	277,025

Total Investments	$311,873	$115,974,849	$—	$116,286,722

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION (continued):

Valuation Inputs (continued) (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$14,232	$—	$14,232

Total Other Financial Instruments	$—	$14,232	$—	$14,232

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$(155,253)	$—	$(155,253)

Total Other Financial Instruments	$—	$(155,253)	$—	$(155,253)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $2,400,612, representing 2.1% of the Fund’s net assets.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $271,350. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the total value of Regulation S securities is $6,566,172, representing 5.7% of the Fund’s net assets.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Rates disclosed reflect the yields at October 31, 2019.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI	Consumer Price Index
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2019 began with the prospects of healthy but moderating economic activity and global trade tensions that could potentially derail it. As consumption, fixed investments and government spending growth slowed, so did year-over-year gross domestic product (“GDP”) growth. Lower expectations prevailed throughout the year while any lingering optimism was reduced by a tumultuous geopolitical environment. As trade wars between the U.S. and China, and Japan and South Korea intensified, so did their impact on underlying economies.

Risks around trade policy were a concern for the U.S. Federal Reserve (“Fed”), which lowered 2019 GDP projections in December. Still, they stayed the course in normalizing rates given continued economic strength, and hiked rates once more in December of 2018. As a result, market expectations on Fed action soured, pricing in no further hike for the entirety of 2019 as a jolt of volatility overtook risk assets. The Fed’s more dovish tone and concerns over an inverted yield curve were top of mind for investors at the start of calendar year 2019. After cutting rates by 25 basis points in July and September, softening economic data and continued below-target inflation gave the green light to the Fed to trim its federal funds rate a quarter of a point at its October meeting.

Despite a rough start and volatility throughout the year, the credit markets performed well, both on a total and excess return basis. U.S. equities and high yield bonds posted their largest quarterly losses at the beginning of the fiscal year, which, when combined with higher volatility, depressed risk-return profiles for the quarter. Losses for investment grade bonds were more muted. As volatility normalized and financial conditions eased, risk assets, led by U.S. equities and high yield bonds, posted positive results in the second quarter. During the third quarter, risk assets and Treasuries posted positive results, led by U.S. equities and investment grade bonds. U.S. risk assets have broadly gained so far in the fourth quarter, led by investment grade bonds and Treasuries. October was risk-on with equities delivering positive returns in the U.S. investment grade, high yield, and Treasuries also posted modest gains for the month.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Intermediate Bond (Class R4) returned 11.10%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 11.51%.

STRATEGY REVIEW

Over the past year, we continued to remain overweight spread-based assets relative to the benchmark given our views on expected risk-adjusted returns. Securitized credit remained a favored investment opportunity given our solid fundamental outlook and robust structural protections offered by many deals. Within corporate credit, we continue to prefer financials due to strong capital positions and lower expected event risk. Over the year, we became more biased towards shorter-dated credit given what we see as its attractive risk-adjusted return profile compared to longer maturity bonds.

One year relative performance for the portfolio was driven by the overweight to spread-based assets as both carry and spread effects contributed positively to relative returns. Yield curve effects were a detractor given a slightly short duration positioning compared to the benchmark as rates fell across the curve over the time period.

At an asset class level, the portfolio’s allocation to longer duration Treasury securities compared to the benchmark contributed positively to relative returns, as did the portfolio’s underweight allocation to agency residential mortgage-backed securities (“RMBS”) and overweight allocation to investment grade corporates. These positives were partially offset by poor security selection in agency RMBS and investment grade corporate credit. An overweight allocation to shorter duration commercial mortgage-backed securities also detracted from returns.

Within corporate credit, allocations to communications and transportation contributed positively to relative returns. Security selection with communication, transportation and real estate investment trusts (“REITS”) were detractors.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Doug Weih, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	35.2%
U.S. Government Obligations	23.3
U.S. Government Agency Obligations	20.3
Commercial Paper	13.5
Mortgage-Backed Securities	10.9
Asset-Backed Securities	8.0
Short-Term U.S. Government Obligations	2.5
Foreign Government Obligations	1.1
Municipal Government Obligations	0.8
Repurchase Agreement	0.7
Other Investment Company	0.3
Preferred Stocks	0.1
Net Other Assets (Liabilities)	(16.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	46.1%
AAA	15.3
AA	3.6
A	14.8
BBB	21.0
BB	1.2
B	0.5
CCC and Below	0.2
Not Rated	14.0
Net Other Assets (Liabilities)	(16.7)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	7.76
Duration †	5.67

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I2 (NAV)	11.39%	N/A	4.48%	03/24/2017
Class I3 (NAV)	11.26%	N/A	4.41%	03/24/2017
Class R (NAV)	10.68%	N/A	3.90%	03/24/2017
Class R4 (NAV)	11.10%	3.17%	4.18%	09/11/2000
Bloomberg Barclays US Aggregate Bond Index (A)	11.51%	3.24%	3.73%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment fund pertain only to those securities and not the fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES - 8.0%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$ 3,076,524	$ 3,381,315
BlueMountain CLO, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 2.93% (B), 07/18/2027 (A)	7,532,000	7,494,355
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (A)	1,006,742	1,005,565
CIFC Funding, Ltd. Series 2013-2A, Class A1LR, 3-Month LIBOR + 1.21%, 3.21% (B), 10/18/2030 (A)	15,580,000	15,579,860
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (A)	898,096	901,579
ICG CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.22%, 3.19% (B), 01/20/2030 (A)	2,750,000	2,736,891
JG Wentworth XXI LLC Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	737,729	773,634
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (A)	1,066,667	1,104,679
JG Wentworth XXXV LLC Series 2015-2A, Class A, 3.87%, 03/15/2058 (A)	1,581,169	1,709,436
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (A)	6,047,545	6,273,089
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (A)	3,770,000	3,900,994
Longfellow Place CLO, Ltd. Series 2013-1A, Class ARR, 3-Month LIBOR + 1.34%, 3.34% (B), 04/15/2029 (A)	3,500,000	3,491,355
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (B), 04/25/2057 (A)	937,979	940,279
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (A)	696,140	695,918
Series 2016-1A, Class A,
2.25%, 12/20/2033 (A)	2,655,693	2,642,996
Series 2019-1A, Class A,
2.89%, 11/20/2036 (A)	2,611,309	2,658,831
New Residential Advanced Receivables Trust
Series 2019-T2, Class AT2,
2.52%, 08/15/2053 (A)	12,340,000	12,324,845
Series 2019-T3, Class AT3,
2.51%, 10/20/2052 (A)	11,600,000	11,644,206
Series 2019-T4, Class AT4,
2.33%, 10/15/2051 (A)	1,240,000	1,241,142

	Principal	Value
ASSET-BACKED SECURITIES (continued)
NRZ Advance Receivables Trust Series 2019-T1, Class AT1, 2.59%, 07/15/2052 (A)	$ 7,750,000	$ 7,794,318
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 3.16% (B), 01/20/2031 (A)	3,600,000	3,585,391
Ocwen Master Advance Receivables Trust
Series 2019-T1, Class AT1,
2.51%, 08/15/2050 (A)	5,918,000	5,933,352
Series 2019-T2, Class AT2,
2.42%, 08/15/2051 (A)	5,918,000	5,938,003
Orange Lake Timeshare Trust
Series 2014-AA, Class A,
2.29%, 07/09/2029 (A)	403,581	402,650
Series 2015-AA, Class A,
2.88%, 09/08/2027 (A)	813,969	818,024
Series 2018-A, Class A,
3.10%, 11/08/2030 (A)	2,696,348	2,728,267
Series 2018-A, Class B,
3.35%, 11/08/2030 (A)	2,206,084	2,232,223
Series 2019-A, Class A,
3.06%, 04/09/2038 (A)	1,481,609	1,502,185
Palmer Square CLO, Ltd. Series 2015-2A, Class A1AR, 3-Month LIBOR + 1.27%, 3.24% (B), 07/20/2030 (A)	6,445,000	6,442,416
RAAC Trust Series 2007-RP4, Class A, 1-Month LIBOR + 0.35%, 2.37% (B), 11/25/2046 (A)	694,243	664,196
Sierra Timeshare Receivables Funding LLC
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	241,855	241,786
Series 2015-1A, Class B,
3.05%, 03/22/2032 (A)	250,943	250,893
Series 2015-3A, Class A,
2.58%, 09/20/2032 (A)	549,773	550,043
Series 2016-2A, Class A,
2.33%, 07/20/2033 (A)	883,422	882,492
SolarCity LMC LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (A)	3,519,831	3,556,746
Symphony CLO XIX, Ltd. Series 2018-19A, Class A, 3-Month LIBOR + 0.96%, 2.96% (B), 04/16/2031 (A)	3,000,000	2,970,549
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (B), 03/25/2054 (A)	2,836,250	2,848,857
Series 2015-4, Class A1B,
2.75% (B), 04/25/2055 (A)	742,536	744,472
Series 2015-5, Class A1B,
2.75% (B), 05/25/2055 (A)	4,498,119	4,516,159
Series 2015-6, Class A1B,
2.75% (B), 04/25/2055 (A)	2,529,085	2,542,625

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2016-2, Class A1A,
2.75% (B), 08/25/2055 (A)	$ 2,664,602	$ 2,692,163
Series 2016-3, Class A1,
2.25% (B), 04/25/2056 (A)	4,429,635	4,419,727
Series 2016-4, Class A1,
2.25% (B), 07/25/2056 (A)	3,297,808	3,291,931
Series 2017-1, Class A1,
2.75% (B), 10/25/2056 (A)	3,888,210	3,934,216
Series 2017-2, Class A1,
2.75% (B), 04/25/2057 (A)	4,485,275	4,526,430
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (A)	1,332,828	1,345,157
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (A)	7,038,101	7,096,703
Series 2018-1, Class A1,
3.00% (B), 01/25/2058 (A)	11,431,364	11,598,043
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (A)	9,945,000	10,079,448
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (A)	3,432,939	3,431,575
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (A)	4,784,553	4,837,014
Wellfleet CLO, Ltd. Series 2016-2A, Class A1R, 3-Month LIBOR + 1.14%, 3.11% (B), 10/20/2028 (A)	8,060,000	8,059,944

Total Asset-Backed Securities (Cost $201,624,935)		202,958,967

CORPORATE DEBT SECURITIES - 35.2%
Aerospace & Defense - 0.2%
Boeing Co. 3.50%, 03/01/2039	5,642,000	5,864,131

Airlines - 1.4%
American Airlines Pass-Through Trust
3.15%, 08/15/2033	1,451,000	1,517,542
3.20%, 12/15/2029	196	203
3.70%, 04/01/2028 (C)	0	0
Continental Airlines Pass-Through Trust 4.00%, 04/29/2026	4,062,867	4,297,798
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	5,753,197	5,813,321
6.82%, 02/10/2024	8,082,205	8,853,569
7.75%, 06/17/2021	255,175	256,793
JetBlue Pass-Through Trust 2.75%, 11/15/2033 (D)	5,168,000	5,218,595
Southwest Airlines Co. Pass-Through Trust 6.15%, 02/01/2024	223,043	236,314
United Airlines Pass-Through Trust 3.75%, 03/03/2028	5,488,697	5,822,799
US Airways Pass-Through Trust 5.38%, 05/15/2023	2,379,576	2,484,207

		34,501,141

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Auto Components - 0.1%
BorgWarner, Inc. 3.38%, 03/15/2025	$ 2,709,000	$ 2,833,097

Automobiles - 0.2%
General Motors Co.
4.88%, 10/02/2023	2,725,000	2,926,969
6.25%, 10/02/2043	1,075,000	1,201,097

		4,128,066

Banks - 5.3%
Banco Santander SA 2.71%, 06/27/2024	7,600,000	7,717,827
Bank of America Corp.
Fixed until 01/23/2025, 3.37% (B), 01/23/2026	12,459,000	13,032,865
Fixed until 12/20/2027, 3.42% (B), 12/20/2028	6,486,000	6,788,984
Barclays Bank PLC 10.18%, 06/12/2021 (A)	8,565,000	9,588,988
BNP Paribas SA 4.40%, 08/14/2028 (A)	6,106,000	6,800,248
BPCE SA 2.70%, 10/01/2029 (A)	7,801,000	7,806,074
CIT Group, Inc. 4.13%, 03/09/2021	555,000	567,488
Citigroup, Inc.
Fixed until 04/24/2024, 3.35% (B), 04/24/2025	2,758,000	2,869,312
Fixed until 10/27/2027, 3.52% (B), 10/27/2028	4,886,000	5,143,470
4.50%, 01/14/2022	2,945,000	3,096,653
Commerzbank AG 8.13%, 09/19/2023 (A)	8,120,000	9,484,822
Danske Bank A/S Fixed until 12/20/2024, 3.24% (B), 12/20/2025 (A)	6,130,000	6,221,842
Discover Bank 3.45%, 07/27/2026	5,445,000	5,650,686
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (A)	2,945,000	3,074,070
JPMorgan Chase & Co.
Fixed until 07/23/2023, 3.80% (B), 07/23/2024	5,333,000	5,640,694
4.13%, 12/15/2026	8,112,000	8,857,292
6.40%, 05/15/2038	4,241,000	6,037,442
Lloyds Banking Group PLC Fixed until 11/07/2022, 2.91% (B), 11/07/2023	2,779,000	2,817,825
National Australia Bank, Ltd. Fixed until 08/02/2029, 3.93% (B), 08/02/2034 (A)	6,105,000	6,314,777
Royal Bank of Scotland Group PLC Fixed until 06/25/2023, 4.52% (B), 06/25/2024	2,959,000	3,143,985
Wells Fargo & Co.
4.10%, 06/03/2026, MTN	10,918,000	11,747,675
Fixed until 06/15/2024 (E), 5.90% (B)	2,758,000	2,978,640

		135,381,659

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Beverages - 1.1%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, 01/23/2025	$ 2,645,000	$ 2,891,680
4.44%, 10/06/2048	6,551,000	7,353,218
4.75%, 01/23/2029	3,851,000	4,475,656
Constellation Brands, Inc.
3.15%, 08/01/2029	2,641,000	2,689,404
3.70%, 12/06/2026	1,404,000	1,502,917
Pernod Ricard SA
4.45%, 01/15/2022 (A)	3,146,000	3,305,156
5.75%, 04/07/2021 (A)	6,311,000	6,642,650

		28,860,681

Biotechnology - 0.3%
AbbVie, Inc. 3.20%, 05/14/2026	6,377,000	6,530,624
Gilead Sciences, Inc. 4.15%, 03/01/2047	1,186,000	1,317,969

		7,848,593

Capital Markets - 2.4%
Ameriprise Financial, Inc.
3.00%, 03/22/2022	1,814,000	1,854,611
3.70%, 10/15/2024	3,402,000	3,639,473
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	5,047,000	5,324,912
Goldman Sachs Group, Inc.
5.25%, 07/27/2021	9,121,000	9,614,797
6.75%, 10/01/2037	4,556,000	6,199,242
Lazard Group LLC 4.50%, 09/19/2028	6,486,000	7,120,527
Morgan Stanley
3.70%, 10/23/2024, MTN	6,243,000	6,642,017
Fixed until 01/24/2028, 3.77% (B), 01/24/2029, MTN	1,355,000	1,452,442
5.00%, 11/24/2025	3,998,000	4,494,298
UBS AG 7.63%, 08/17/2022	11,848,000	13,352,696

		59,695,015

Chemicals - 0.2%
Syngenta Finance NV 3.93%, 04/23/2021 (A)	3,870,000	3,935,267

Commercial Services & Supplies - 0.6%
CK Hutchison International 17 II, Ltd. 2.25%, 09/29/2020 (A)	2,775,000	2,775,209
ERAC Finance LLC
2.70%, 11/01/2023 (A)	4,400,000	4,468,681
3.85%, 11/15/2024 (A)	3,020,000	3,224,254
Waste Management, Inc. 3.20%, 06/15/2026	4,789,000	5,080,174

		15,548,318

Communications Equipment - 0.2%
Nokia OYJ 3.38%, 06/12/2022	5,221,000	5,279,736

Construction & Engineering - 1.2%
SBA Tower Trust
2.84%, 01/15/2050 (A)	21,277,000	21,488,519
3.17%, 04/09/2047 (A)	4,040,000	4,093,590

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Construction & Engineering (continued)
SBA Tower Trust (continued)
3.45%, 03/15/2048 (A)	$ 5,806,000	$ 5,988,713

		31,570,822

Construction Materials - 0.5%
CRH America Finance, Inc. 4.50%, 04/04/2048 (A)	2,825,000	3,075,544
LafargeHolcim Finance LLC 4.75%, 09/22/2046 (A)	5,530,000	5,862,498
Martin Marietta Materials, Inc.
3.50%, 12/15/2027	2,929,000	3,062,326
4.25%, 12/15/2047	1,604,000	1,638,674

		13,639,042

Consumer Finance - 1.0%
Ally Financial, Inc.
3.88%, 05/21/2024	3,094,000	3,231,374
4.13%, 03/30/2020	5,550,000	5,586,075
American Express Co. 4.05%, 12/03/2042	2,075,000	2,416,435
BMW Capital LLC 2.80%, 04/11/2026 (A)	4,784,000	4,846,838
Capital One Financial Corp. 3.30%, 10/30/2024	5,408,000	5,630,476
Ford Motor Credit Co. LLC 4.54%, 08/01/2026	4,299,000	4,330,305

		26,041,503

Containers & Packaging - 0.3%
International Paper Co. 4.75%, 02/15/2022	1,209,000	1,272,691
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (A)	2,095,000	2,149,365
5.75%, 10/15/2020	3,900,659	3,914,116
6.88%, 02/15/2021	1,231,940	1,233,480

		8,569,652

Diversified Consumer Services - 0.0% (F)
President & Fellows of Harvard College 3.62%, 10/01/2037	651,000	719,317

Diversified Financial Services - 0.3%
Aviation Capital Group LLC 7.13%, 10/15/2020 (A)	8,352,000	8,726,620

Diversified Telecommunication Services - 1.3%
AT&T, Inc. 3.40%, 05/15/2025	6,204,000	6,500,567
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (A)	1,585,000	1,585,554
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	2,980,000	3,210,950
Sprint Capital Corp. 6.88%, 11/15/2028	822,000	895,717
Verizon Communications, Inc.
3.50%, 11/01/2024	10,126,000	10,757,851
5.50%, 03/16/2047	7,119,000	9,699,726

		32,650,365

Electric Utilities - 1.5%
Appalachian Power Co. 3.40%, 06/01/2025	6,562,000	6,875,051

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	$ 458,000	$ 586,172
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	12,058,000	12,578,102
Duke Energy Progress LLC 3.60%, 09/15/2047	2,025,000	2,171,931
Entergy Arkansas LLC 3.70%, 06/01/2024	1,110,000	1,183,316
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	3,366,000	3,532,887
5.30%, 06/01/2042	525,000	697,884
PacifiCorp
3.60%, 04/01/2024	4,221,000	4,475,182
5.75%, 04/01/2037	400,000	536,424
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	4,661,000	4,868,460

		37,505,409

Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp. 2.80%, 02/15/2030	2,354,000	2,320,436
Arrow Electronics, Inc. 3.88%, 01/12/2028	2,682,000	2,772,775
Keysight Technologies, Inc. 4.60%, 04/06/2027	7,531,000	8,385,697

		13,478,908

Energy Equipment & Services - 0.3%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	6,223,000	6,575,095
Schlumberger Investment SA 3.65%, 12/01/2023	835,000	883,684

		7,458,779

Equity Real Estate Investment Trusts - 1.8%
American Tower Trust #1 3.65%, 03/15/2048 (A)	2,000,000	2,149,301
CBL & Associates, LP 5.25%, 12/01/2023 (G)	7,049,000	4,935,710
EPR Properties 4.75%, 12/15/2026	4,304,000	4,689,052
HCP, Inc. 3.50%, 07/15/2029	2,969,000	3,125,843
Healthcare Trust of America Holdings, LP 3.10%, 02/15/2030	3,232,000	3,234,064
Highwoods Realty, LP 3.05%, 02/15/2030	4,148,000	4,089,732
Kilroy Realty, LP 4.25%, 08/15/2029	6,162,000	6,752,004
Life Storage, LP 4.00%, 06/15/2029	3,081,000	3,304,494
Service Properties Trust 5.00%, 08/15/2022	5,581,000	5,842,587
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	2,474,000	2,716,495
WEA Finance LLC 4.13%, 09/20/2028 (A)	4,748,000	5,165,933

		46,005,215

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 0.5%
Sysco Corp. 3.30%, 07/15/2026	$ 4,407,000	$ 4,652,249
Walmart, Inc. 3.63%, 12/15/2047	7,040,000	7,834,998

		12,487,247

Health Care Equipment & Supplies - 0.5%
Abbott Laboratories 3.75%, 11/30/2026	4,467,000	4,894,248
Alcon Finance Corp. 2.75%, 09/23/2026 (A)	1,800,000	1,837,680
Boston Scientific Corp. 4.70%, 03/01/2049	4,497,000	5,467,039

		12,198,967

Health Care Providers & Services - 0.8%
Cigna Corp. 4.13%, 11/15/2025	3,636,000	3,938,040
CVS Health Corp.
2.13%, 06/01/2021	3,452,000	3,457,307
4.10%, 03/25/2025	2,224,000	2,389,238
HCA Healthcare, Inc. 6.25%, 02/15/2021	1,980,000	2,074,050
HCA, Inc.
4.13%, 06/15/2029	1,389,000	1,471,514
5.25%, 04/15/2025	1,332,000	1,482,014
Quest Diagnostics, Inc. 4.20%, 06/30/2029	5,553,000	6,142,835

		20,954,998

Household Durables - 0.2%
D.R. Horton, Inc. 4.38%, 09/15/2022	4,697,000	4,928,570

Industrial Conglomerates - 0.3%
Carlisle Cos., Inc. 3.75%, 12/01/2027	4,255,000	4,491,926
General Electric Co. 6.88%, 01/10/2039, MTN	2,732,000	3,616,909

		8,108,835

Insurance - 1.4%
Athene Global Funding 3.00%, 07/01/2022 (A)	3,885,000	3,953,813
CNA Financial Corp. 3.90%, 05/01/2029	3,303,000	3,585,425
Hartford Financial Services Group, Inc. 2.80%, 08/19/2029	7,560,000	7,595,052
Lincoln National Corp. 3.63%, 12/12/2026	3,750,000	3,970,017
Markel Corp. 3.35%, 09/17/2029	1,853,000	1,892,875
Reinsurance Group of America, Inc. 3.90%, 05/15/2029	6,982,000	7,489,123
RenaissanceRe Finance, Inc. 3.45%, 07/01/2027	6,509,000	6,727,912

		35,214,217

Interactive Media & Services - 0.4%
Baidu, Inc. 4.38%, 05/14/2024	5,327,000	5,663,438

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Interactive Media & Services (continued)
Tencent Holdings, Ltd. 3.28%, 04/11/2024 (A)	$ 4,190,000	$ 4,314,647

		9,978,085

Internet & Direct Marketing Retail - 0.4%
Booking Holdings, Inc. 3.60%, 06/01/2026	2,772,000	3,001,126
Expedia Group, Inc.
3.25%, 02/15/2030 (A)	2,008,000	2,009,368
3.80%, 02/15/2028	4,224,000	4,431,728

		9,442,222

IT Services - 0.3%
DXC Technology Co. 4.75%, 04/15/2027	1,834,000	1,938,281
Fidelity National Information Services, Inc. 3.75%, 05/21/2029	2,250,000	2,449,928
Fiserv, Inc. 3.50%, 07/01/2029	4,073,000	4,308,509

		8,696,718

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 5.30%, 02/01/2044	2,023,000	2,600,548

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (A)	2,430,000	2,428,924

Media - 0.7%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, 01/15/2024	512,000	524,646
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	2,677,000	2,740,307
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (A)	2,020,000	2,102,679
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (A) (E)	3,715,000	3,817,162
NBCUniversal Media LLC
4.38%, 04/01/2021	3,620,000	3,745,523
4.45%, 01/15/2043	4,080,000	4,715,949

		17,646,266

Metals & Mining - 0.3%
Anglo American Capital PLC
4.00%, 09/11/2027 (A)	5,075,000	5,269,576
4.75%, 04/10/2027 (A)	1,105,000	1,199,559
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	1,125,000	1,141,875

		7,611,010

Multi-Utilities - 0.7%
Black Hills Corp. 4.25%, 11/30/2023	4,627,000	4,941,209
CMS Energy Corp.
3.88%, 03/01/2024	539,000	568,359
4.88%, 03/01/2044	725,000	875,542
Dominion Energy, Inc. 2.58%, 07/01/2020	3,948,000	3,959,767

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
DTE Electric Co. 4.30%, 07/01/2044	$ 5,420,000	$ 6,477,530
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	1,550,000	1,576,053

		18,398,460

Oil, Gas & Consumable Fuels - 3.1%
BP Capital Markets PLC 3.12%, 05/04/2026	8,368,000	8,638,194
Energy Transfer Operating, LP
4.90%, 02/01/2024	2,755,000	2,973,343
5.15%, 03/15/2045	1,238,000	1,290,595
5.95%, 10/01/2043	960,000	1,072,068
7.60%, 02/01/2024	3,005,000	3,493,434
Enterprise Products Operating LLC 4.25%, 02/15/2048	7,383,000	7,922,455
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	5,190,000	5,526,602
Nexen, Inc. 5.88%, 03/10/2035	110,000	142,242
Noble Energy, Inc. 3.25%, 10/15/2029	6,476,000	6,443,379
Occidental Petroleum Corp. 5.55%, 03/15/2026	8,446,000	9,589,487
Petroleos Mexicanos
6.84%, 01/23/2030 (A)	5,604,000	5,982,270
6.88%, 08/04/2026	3,335,000	3,648,490
7.69%, 01/23/2050 (A)	641,000	696,536
Plains All American Pipeline, LP / PAA Finance Corp. 3.55%, 12/15/2029	5,988,000	5,725,092
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	2,976,000	3,139,599
Shell International Finance BV
2.50%, 09/12/2026	4,873,000	4,972,836
3.75%, 09/12/2046	2,122,000	2,363,598
Western Midstream Operating, LP 5.38%, 06/01/2021	1,956,000	2,019,181
Williams Cos., Inc.
5.40%, 03/04/2044	814,000	903,474
7.88%, 09/01/2021	796,000	874,295

		77,417,170

Pharmaceuticals - 1.0%
AstraZeneca PLC
2.38%, 06/12/2022	4,079,000	4,117,251
4.00%, 01/17/2029	1,620,000	1,814,499
4.38%, 08/17/2048	3,542,000	4,206,468
Bayer Finance LLC 3.00%, 10/08/2021 (A)	3,950,000	4,004,319
Bristol-Myers Squibb Co. 3.20%, 06/15/2026 (A)	1,911,000	2,029,580
Merck & Co., Inc. 3.40%, 03/07/2029	2,849,000	3,107,383
Takeda Pharmaceutical Co., Ltd. 5.00%, 11/26/2028 (A)	4,474,000	5,253,075

		24,532,575

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Road & Rail - 0.6%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	$ 269,000	$ 277,522
3.75%, 04/01/2024	1,077,000	1,153,282
CSX Corp. 3.80%, 11/01/2046	2,932,000	3,080,225
Park Aerospace Holdings, Ltd. 5.50%, 02/15/2024 (A)	9,480,000	10,422,312

		14,933,341

Semiconductors & Semiconductor Equipment - 0.9%
Intel Corp. 2.88%, 05/11/2024	6,383,000	6,643,097
KLA Corp. 4.10%, 03/15/2029	4,195,000	4,646,625
Lam Research Corp. 3.75%, 03/15/2026	4,021,000	4,341,500
NXP BV / NXP Funding LLC 4.88%, 03/01/2024 (A)	2,341,000	2,543,829
QUALCOMM, Inc. 3.25%, 05/20/2027	4,454,000	4,685,954
Sensata Technologies, Inc. Co. 4.38%, 02/15/2030 (A)	595,000	599,091

		23,460,096

Software - 0.2%
Microsoft Corp. 3.30%, 02/06/2027	3,849,000	4,166,410

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc. 2.85%, 02/23/2023	4,155,000	4,284,179
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (A)	3,104,000	3,542,836
Western Digital Corp. 4.75%, 02/15/2026	5,945,000	6,075,196

		13,902,211

Tobacco - 0.5%
Altria Group, Inc. 4.40%, 02/14/2026	5,504,000	5,936,196
BAT Capital Corp. 3.22%, 08/15/2024	5,654,000	5,740,000

		11,676,196

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.45%, 07/01/2024 (A)	3,097,000	3,227,097

Wireless Telecommunication Services - 0.8%
America Movil SAB de CV
3.13%, 07/16/2022	3,475,000	3,562,251
4.38%, 07/16/2042	2,600,000	2,932,026
Crown Castle Towers LLC
3.22%, 05/15/2042 (A)	7,142,000	7,232,598
3.72%, 07/15/2043 (A)	3,680,000	3,814,248
Sprint Corp.
7.25%, 09/15/2021	1,520,000	1,621,931
7.88%, 09/15/2023	1,290,000	1,423,838

		20,586,892

Total Corporate Debt Securities (Cost $855,228,098)		894,838,391

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
Brazil - 0.1%
Brazil Government International Bond 4.25%, 01/07/2025 (G)	$ 1,440,000	$ 1,524,974

Colombia - 0.2%
Colombia Government International Bond
4.00%, 02/26/2024	810,000	855,862
4.50%, 01/28/2026	5,975,000	6,536,650

		7,392,512

Indonesia - 0.2%
Indonesia Government International Bond
4.75%, 01/08/2026 (A)	4,060,000	4,475,004
5.38%, 10/17/2023 (A)	1,500,000	1,654,450

		6,129,454

Mexico - 0.2%
Mexico Government International Bond 3.75%, 01/11/2028	5,717,000	5,959,973

Panama - 0.1%
Panama Government International Bond 3.88%, 03/17/2028	1,335,000	1,450,157

Peru - 0.1%
Peru Government International Bond 7.35%, 07/21/2025	1,010,000	1,281,195

Poland - 0.1%
Republic of Poland Government International Bond 3.00%, 03/17/2023	1,235,000	1,273,606

Qatar - 0.0% (F)
Qatar Government International Bond 3.88%, 04/23/2023 (A)	913,000	963,018

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (A)	3,047,000	3,052,332

Total Foreign Government Obligations (Cost $27,681,207)		29,027,221

MORTGAGE-BACKED SECURITIES - 10.9%
Alternative Loan Trust
Series 2005-36, Class 2A1A,
1-Month LIBOR + 0.31%, 2.13% (B), 08/25/2035	601,609	537,440
Series 2005-50CB, Class 1A1,
5.50%, 11/25/2035	1,032,282	1,013,850
Series 2005-51, Class 3A3A,
1-Month LIBOR + 0.64%, 2.49% (B), 11/20/2035	600,541	578,299
Series 2007-22, Class 2A16,
6.50%, 09/25/2037	5,615,068	3,710,177
Series 2007-5CB, Class 1A31,
5.50%, 04/25/2037	1,045,765	828,178
Banc of America Funding Trust Series 2005-E, Class 4A1, 4.63% (B), 03/20/2035	15,004	15,123
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (A)	15,060,000	15,058,059
Series 2012-TFT, Class C,
3.47% (B), 06/05/2030 (A)	7,195,000	7,138,728

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BBCMS Trust
Series 2013-TYSN, Class B,
4.04%, 09/05/2032 (A)	$ 2,530,000	$ 2,552,129
Series 2015-MSQ, Class B,
3.89%, 09/15/2032 (A)	1,100,000	1,135,935
BCAP LLC Trust Series 2011-R11, Class 23A1, 4.95% (B), 06/26/2035 (A)	86,930	87,737
Bear Stearns Alt-A Trust Series 2004-11, Class 2A2, 4.44% (B), 11/25/2034	32,544	32,581
Caesars Palace Las Vegas Trust Series 2017-VICI, Class A, 3.53%, 10/15/2034 (A)	7,430,000	7,726,749
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class B, 3.58% (B), 03/13/2035 (A)	6,250,000	6,595,329
CHL Mortgage Pass-Through Trust
Series 2003-60, Class 1A1,
4.90% (B), 02/25/2034	36,602	37,542
Series 2005-3, Class 1A2,
1-Month LIBOR + 0.58%, 2.40% (B), 04/25/2035	122,251	116,804
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	901,669	956,539
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	2,065,000	2,213,906
Citigroup Mortgage Loan Trust Series 2015-PS1, Class A1, 3.75% (B), 09/25/2042 (A)	1,089,609	1,114,574
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	629,337	652,706
Series 2015-A, Class A1,
3.50% (B), 06/25/2058 (A)	2,220,128	2,244,543
Series 2018-RP1, Class A1,
3.00% (B), 09/25/2064 (A)	3,298,117	3,333,029
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (B), 08/10/2050	565,000	613,912
Series 2013-GAM, Class A1,
1.71%, 02/10/2028 (A)	496,908	494,266
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (A)	4,005,000	4,031,135
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	4,680,000	4,987,248
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (A)	25,340,000	26,583,375
Series 2016-GCT, Class C,
3.46% (B), 08/10/2029 (A)	4,900,000	4,961,486
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (A)	7,035,000	7,152,107
CSMC Trust
Series 2014-11R, Class 17A1,
1-Month LIBOR + 0.15%, 2.17% (B), 12/27/2036 (A)	1,080,160	1,065,593

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust (continued)
Series 2014-4R, Class 21A1,
1-Month LIBOR + 0.33%, 2.68% (B), 12/27/2035 (A)	$ 3,033,819	$ 3,019,876
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 4.72% (B), 03/18/2035	19,949	20,241
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (B), 12/10/2027 (A)	3,320,000	3,315,309
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (B), 04/10/2031 (A)	4,664,567	4,764,558
HarborView Mortgage Loan Trust Series 2004-4, Class 2A, 1-Month LIBOR + 0.56%, 2.41% (B), 06/19/2034	255,804	253,958
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (A)	4,498,000	4,670,489
Impac CMB Trust
Series 2003-8, Class 1A1,
1-Month LIBOR + 0.68%, 2.50% (B), 10/25/2033	36,315	36,391
Series 2004-6, Class 1A1,
1-Month LIBOR + 0.80%, 2.62% (B), 10/25/2034	17,132	17,168
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.79% (B), 08/25/2037	418,749	363,936
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (A)	6,660,104	6,854,773
Series 2014-DSTY, Class B,
3.77%, 06/10/2027 (A)	4,800,000	4,766,652
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
4.14% (B), 02/25/2034	35,041	35,508
Series 2006-A2, Class 5A1,
4.38% (B), 11/25/2033	25,491	26,668
Series 2006-S3, Class 1A12,
6.50%, 08/25/2036	210,362	147,549
MASTR Adjustable Rate Mortgages Trust Series 2007-R5, Class A1, 4.09% (B), 11/25/2035 (A)	301,120	235,388
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1,
1-Month LIBOR + 0.64%, 2.46% (B), 10/25/2028	17,145	17,227
Series 2004-A1, Class 2A1,
4.26% (B), 02/25/2034	97,912	99,594
Series 2005-A3, Class A1,
1-Month LIBOR + 0.27%, 2.09% (B), 04/25/2035	7,732	7,742
Series 2005-A4, Class 2A2,
4.51% (B), 07/25/2035	88,023	87,094

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class AS,
3.48%, 11/15/2045	$ 1,800,000	$ 1,856,801
Series 2013-C11, Class B,
4.35% (B), 08/15/2046	1,035,000	1,091,528
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (A)	13,747,000	13,751,897
Morgan Stanley Re-REMIC Trust Series 2009-R3, Class 1A, 5.50% (B), 10/26/2035 (A)	139	139
Morgan Stanley Resecuritization Trust
Series 2014-R3, Class 2A,
3.00% (B), 07/26/2048 (A)	3,345,892	3,338,283
Series 2014-R4, Class 4A,
3.92% (B), 11/21/2035 (A)	507,377	514,943
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 3.31% (B), 08/15/2034 (A)	17,626,909	17,626,870
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (B), 12/25/2052 (A)	1,826,931	1,866,976
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	714,121	743,713
Series 2014-2A, Class A3,
3.75% (B), 05/25/2054 (A)	567,808	577,809
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	1,818,730	1,891,904
Series 2015-2A, Class A1,
3.75% (B), 08/25/2055 (A)	2,624,442	2,736,110
Series 2016-2A, Class A1,
3.75% (B), 11/26/2035 (A)	2,366,461	2,457,966
Series 2016-3A, Class A1B,
3.25% (B), 09/25/2056 (A)	3,287,227	3,365,684
Series 2017-1A, Class A1,
4.00% (B), 02/25/2057 (A)	10,081,144	10,580,807
Series 2017-2A, Class A3,
4.00% (B), 03/25/2057 (A)	1,726,011	1,813,697
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	9,916,372	10,357,213
Series 2017-4A, Class A1,
4.00% (B), 05/25/2057 (A)	3,691,013	3,875,522
Series 2018-1A, Class A1A,
4.00% (B), 12/25/2057 (A)	1,802,988	1,879,372
Series 2019-4A, Class A1B,
3.50% (B), 12/25/2058 (A)	13,113,901	13,540,565
Series 2019-5A, Class A1B,
3.50% (B), 08/25/2059 (A)	12,892,193	13,199,096
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (A)	10,807,000	11,152,619
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (A)	6,500,000	6,509,178

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1-Month LIBOR + 0.58%, 2.40% (B), 05/25/2035	$ 952,972	$ 964,807
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (B), 01/11/2037 (A)	4,200,000	4,280,477
RALI Trust Series 2007-QO4, Class A1A, 1-Month LIBOR + 0.19%, 2.01% (B), 05/25/2047	561,567	553,095
RBSSP Resecuritization Trust Series 2009-7, Class 5A4, 1-Month LIBOR + 0.40%, 2.42% (B), 06/26/2037 (A)	194,331	193,298
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 1A1,
4.14% (B), 07/25/2035	311,428	250,046
Series 2007-3, Class 3A1,
4.42% (B), 04/25/2047	802,401	588,364
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1-Month LIBOR + 0.70%, 2.55% (B), 01/19/2034	24,428	24,279
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	6,983,000	7,179,193
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR8, Class 2A1A,
1-Month LIBOR + 0.58%, 2.40% (B), 07/25/2045	32,134	32,139
Series 2007-OA6, Class 1A1B,
12-MTA + 0.81%, 3.20% (B), 07/25/2047	214,658	23,723
Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class B, 3.78%, 02/15/2048	3,000,000	3,126,190

Total Mortgage-Backed Securities (Cost $275,282,493)		278,253,503

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.8%
California - 0.7%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	340,000	531,512
State of California, General Obligation Unlimited
7.30%, 10/01/2039	2,760,000	4,269,692
7.60%, 11/01/2040	2,820,000	4,758,186
7.70%, 11/01/2030	1,650,000	1,743,737
7.95%, 03/01/2036	5,350,000	5,452,292
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	315,000	408,265

		17,163,684

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia - 0.0% (F)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	$ 293,000	$ 410,569

New Jersey - 0.0% (F)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	431,000	690,178

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	355,000	508,225
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	340,000	499,205
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	330,000	434,108
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	570,000	758,967

		2,200,505

Total Municipal Government Obligations (Cost $19,929,851)		20,464,936

U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.3%
Federal Home Loan Mortgage Corp.
6-Month LIBOR + 1.36%, 3.69% (B), 05/01/2037	29,044	29,908
6-Month LIBOR + 1.57%, 3.93% (B), 04/01/2037	48,577	50,373
12-Month LIBOR + 1.73%, 3.98% (B), 09/01/2035	334,706	350,686
12-Month LIBOR + 1.80%, 4.05% (B), 09/01/2037	14,615	15,388
6-Month LIBOR + 1.57%, 4.07% (B), 02/01/2037	4,938	5,098
12-Month LIBOR + 1.66%, 4.67% (B), 01/01/2038	78,115	81,716
12-Month LIBOR + 1.75%, 4.74% (B), 12/01/2034	11,148	11,683
6-Month LIBOR + 2.12%, 4.85% (B), 05/01/2037	8,737	9,147
5.00%, 08/01/2035 - 12/01/2035	1,704,029	1,888,364
12-Month LIBOR + 1.90%, 5.03% (B), 02/01/2041	157,817	164,832
5.50%, 11/01/2038 - 06/01/2041	1,117,410	1,258,434
6.00%, 05/01/2031	302,667	347,483
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.89%, 06/25/2027	21,405,090	22,261,426
3.01%, 07/25/2025	16,012,000	16,847,131

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (continued)
3.06% (B), 08/25/2024	$ 14,490,000	$ 15,091,234
3.17%, 10/25/2024	2,140,000	2,257,227
3.49%, 01/25/2024	9,965,000	10,532,130
Federal National Mortgage Association
6-Month LIBOR + 0.93%, 3.28% (B), 08/01/2037	3,075	3,120
3.50%, 07/01/2028 - 01/01/2029	2,436,735	2,555,088
4.00%, 06/01/2042	901,072	963,924
6-Month LIBOR + 1.53%, 4.08% (B), 08/01/2034	1,820	1,856
6-Month LIBOR + 1.51%, 4.10% (B), 01/01/2035	9,611	9,928
12-Month LIBOR + 1.73%, 4.49% (B), 08/01/2035	30,953	32,583
4.50%, 02/01/2025 - 06/01/2026	1,116,504	1,171,236
12-Month LIBOR + 1.75%, 4.82% (B), 03/01/2041	110,199	115,063
12-Month LIBOR + 1.82%, 4.90% (B), 03/01/2041	33,498	35,162
5.00%, 04/01/2039 - 11/01/2039	11,911,719	13,216,386
5.50%, 04/01/2036 - 12/01/2041	5,690,785	6,465,608
6.00%, 02/01/2034 - 06/01/2041	11,500,693	13,231,245
6.50%, 06/01/2038 - 05/01/2040	1,730,342	2,019,080
Government National Mortgage Association, Interest Only STRIPS 0.80% (B), 02/16/2053	5,787,106	282,244
Uniform Mortgage-Backed Security
2.50%, TBA (D)	26,990,000	27,279,932
3.00%, TBA (D)	163,551,000	166,342,663
3.50%, TBA (D)	144,952,000	148,824,936
4.00%, TBA (D)	58,726,000	60,941,989

Total U.S. Government Agency Obligations (Cost $512,340,937)		514,694,303

U.S. GOVERNMENT OBLIGATIONS - 23.3%
U.S. Treasury - 20.3%
U.S. Treasury Bond
2.25%, 08/15/2046	9,652,000	9,786,977
2.50%, 02/15/2045 - 05/15/2046	46,751,200	49,753,304
2.75%, 08/15/2042 - 11/15/2047	41,572,400	46,314,783
2.88%, 08/15/2045	6,203,000	7,067,301
3.00%, 05/15/2042 - 08/15/2048	15,243,300	17,717,647
3.13%, 02/15/2042 - 05/15/2048	25,862,800	30,480,356
3.50%, 02/15/2039	7,016,100	8,708,186
3.63%, 02/15/2044	42,584,600	54,425,115
4.50%, 02/15/2036	8,474,200	11,607,999
4.75%, 02/15/2037	24,549,000	34,926,706
5.25%, 02/15/2029	18,146,100	23,722,482
U.S. Treasury Note
1.13%, 06/30/2021 - 09/30/2021	29,963,000	29,726,345
1.50%, 08/15/2026	4,027,000	4,000,101
1.63%, 08/15/2022	6,000,000	6,018,281
1.63%, 08/15/2029 (G)	4,823,000	4,794,175
1.75%, 05/15/2023	5,064,000	5,102,376
2.00%, 01/31/2020 - 02/28/2021	26,764,000	26,848,770
2.25%, 11/15/2027	2,439,400	2,552,508

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
2.38%, 02/29/2024 - 05/15/2029	$ 22,540,000	$ 23,860,849
2.50%, 12/31/2020 - 08/15/2023	19,780,000	20,092,622
2.63%, 08/15/2020 - 02/15/2029	30,665,400	31,293,881
2.75%, 02/15/2028	11,785,000	12,792,710
2.88%, 05/15/2028 - 05/15/2049	34,629,300	38,700,656
3.13%, 11/15/2028	13,478,000	15,113,787

		515,407,917

U.S. Treasury Inflation-Protected Securities - 3.0%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	9,682,126	10,896,173
2.50%, 01/15/2029	22,316,595	26,996,704
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	37,399,764	38,033,523

		75,926,400

Total U.S. Government Obligations (Cost $546,399,694)		591,334,317

	Shares	Value
PREFERRED STOCKS - 0.1%
Banks - 0.1%
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 8.31% (B)	60,502	1,651,100

Electric Utilities - 0.0% (F)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (B)	7,998	190,912

Total Preferred Stocks (Cost $1,827,194)		1,842,012

	Principal	Value
COMMERCIAL PAPER - 13.5%
Banks - 4.8%
Banco Santander SA 2.22% (H), 11/08/2019	$ 25,000,000	24,989,403
Bedford Row Funding Corp. 2.14% (H), 12/17/2019	11,000,000	10,970,483
Concord Minutemen Capital Co. 2.15% (H), 01/02/2020	28,000,000	27,898,251
HSBC Bank PLC 1.96% (H), 01/23/2020	15,500,000	15,431,386
Macquarie Bank, Ltd. 2.17% (H), 12/20/2019	20,000,000	19,942,017
Skandinaviska Enskilda Banken AG 2.20% (H), 11/06/2019	23,030,000	23,023,107

		122,254,647

Capital Markets - 0.4%
Cedar Springs Capital Co. LLC 2.16% (H), 12/04/2019	10,000,000	9,980,567

Diversified Financial Services - 8.1%
Alpine Securitization 2.19% (H), 11/21/2019	25,000,000	24,970,139
Atlantic Asset Securitization LLC 2.10% (H), 12/17/2019	17,750,000	17,703,278

	Principal	Value
COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
Bennington Stark Capital Co. LLC
2.17% (H), 11/19/2019	$ 25,000,000	$ 24,973,375
2.21% (H), 11/12/2019	5,000,000	4,996,685
Crown Point Capital Co. 2.33% (H), 11/01/2019	16,000,000	16,000,000
Gotham Funding Corp. 2.18% (H), 12/13/2019	25,000,000	24,937,583
Kells Funding LLC 2.04% (H), 01/14/2020	23,000,000	22,905,444
Le Fayette Asset Securitization LLC 2.15% (H), 12/03/2019	11,000,000	10,979,369
Liberty Funding LLC 2.12% (H), 11/21/2019	16,500,000	16,480,933
Ridgefield Funding Co. 2.19% (H), 11/19/2019	16,550,000	16,532,209
Sheffield Receivable 2.18% (H), 11/19/2019	25,000,000	24,973,250

		205,452,265

Software - 0.2%
Manhattan Asset Funding Co. LLC 2.13% (H), 01/13/2020	5,000,000	4,978,810

Total Commercial Paper (Cost $342,666,289)		342,666,289

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.5%
U.S. Treasury Bill
1.73% (H), 01/02/2020	61,000,000	60,821,878
2.00% (H), 12/12/2019	2,000,000	1,995,523

Total Short-Term U.S. Government Obligations (Cost $62,817,401)		62,817,401

	Shares	Value
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (H)	8,564,185	8,564,185

Total Other Investment Company (Cost $8,564,185)		8,564,185

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.85% (H), dated 10/31/2019, to be repurchased at $18,360,399 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $18,731,692.	$ 18,359,965	18,359,965

Total Repurchase Agreement (Cost $18,359,965)		18,359,965

Total Investments (Cost $2,872,722,249)		2,965,821,490
Net Other Assets (Liabilities) - (16.7)%		(423,442,170)

Net Assets - 100.0%		$ 2,542,379,320

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$202,958,967	$—	$202,958,967
Corporate Debt Securities	—	894,838,391	—	894,838,391
Foreign Government Obligations	—	29,027,221	—	29,027,221
Mortgage-Backed Securities	—	278,253,503	—	278,253,503
Municipal Government Obligations	—	20,464,936	—	20,464,936
U.S. Government Agency Obligations	—	514,694,303	—	514,694,303
U.S. Government Obligations	—	591,334,317	—	591,334,317
Preferred Stocks	1,842,012	—	—	1,842,012
Commercial Paper	—	342,666,289	—	342,666,289
Short-Term U.S. Government Obligations	—	62,817,401	—	62,817,401
Other Investment Company	8,564,185	—	—	8,564,185
Repurchase Agreement	—	18,359,965	—	18,359,965

Total Investments	$10,406,197	$2,955,415,293	$—	$2,965,821,490

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $687,722,434, representing 27.1% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Rounds to less than $1 or $(1).
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $8,387,653. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Rates disclosed reflect the yields at October 31, 2019.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

(unaudited)

MARKET ENVIRONMENT

The municipal and Treasury rally that concluded 2018 continued its surge to start 2019 following the inability of President Trump and Chinese President Xi to successfully negotiate a new trade deal. The Chinese-U.S. trade war was one of the main contributors to Treasury and municipal performance, as investors flooded to safe assets after President Trump’s increase on Chinese tariffs boosted fears of a global economic slowdown in 2019. The largest rally throughout the year came in August 2019, when President Trump announced a 10% tariff, with the possible threat of a later 25% tariff on $300 billion of Chinese imports that would affect American consumers directly. The tariff announcement led to a 52 basis points (bps) and 57 bps rally, in 10-year and 30-year Treasuries respectively over the course of the month, setting multi-year lows, last seen in July 2016 and the lowest level of the Trump administration. In fear of a global economic slowdown, the Federal Reserve (“Fed”) enacted three rate cuts in 2019, negating the rate hikes experienced in 2018 in an attempt to insulate the economy from slowing global demand and market uncertainty.

As a result of long-dated Treasuries tightening over 100 basis points throughout the fiscal year, the market has seen an uptick in municipal supply, as issuers tried to take advantage of lower yields to refinance their debt. Fund flows remained positive each month in 2019 due to the rally in rates and the demand for tax-sheltered income, as taxpayers faced the state and local tax (“SALT”) deduction cap in which taxpayers could only deduct a maximum of $10,000 from their federal tax returns. Investors flooded to municipals following April 2019, as taxpayers saw higher tax bills following the enactment of the SALT tax deduction. The $10,000 cap is not adjusted for inflation, so we expect that the demand for tax sheltered income will remain constant in the upcoming years.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Intermediate Muni (Class A) returned 9.35%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays Muni Managed Money Intermediate Index, returned 9.28%.

STRATEGY REVIEW

The Fund was positioned approximately 0.65 years longer than the index, as measured by duration, at the end of the period; however, the Fund was also overweight ultra-short duration (<1 year), which limited performance as yields rallied over a full percentage point throughout the 2019 fiscal year. The Fund’s outperformance was driven by its added exposure in long bonds (20-years+) versus the benchmark, which has concentration in the shorter end of the yield curve.

The Fund has increased its exposure to high quality paper. The allocation across the credit spectrum had a significantly positive effect on performance this fiscal year as credit spreads tightened concurrently with the rally in Treasuries. The largest contributor to relative performance was the fund’s overweight exposure to BBB-rated bonds. Relative to the index, the Fund was underweight both AAA and AA-rated credits, and overweight A, BBB, and non-rated credits.

The housing sector was the top-contributing sector to performance, and the Fund was overweight the sector relative to the index. With the rally in municipal yields, housing bonds outperformed with their higher price sensitivity to the market due to their lower average coupons. The Fund’s overweight exposure to insured bonds also contributed to relative performance this year as demand remained strong with investors searching for the extra protection provided by the bond insurers.

The Fund’s exposure to states with historically low supply like New Hampshire contributed to performance during this period. Purchases in states like these were made for future opportunistic trades in which future demand is anticipated for retail investors who seek state tax-exempt income. The Fund also seeks smaller issues that require extra yield to clear the market at issuance, as the spreads usually tighten to comparable trading names post-issuance. This is done in an effort to boost performance and provide alpha generation.

Active management through opportunistic trade execution remains a focus for the portfolio managers in an effort to outperform the benchmark. We seek to take advantage of certain market dislocations and inefficiencies by taking advantage on both the buy and sale side of the market. Additionally, we continue to monitor and manage duration to seek to remain more closely aligned with the Fund’s benchmark and peers.

Matthew Dalton

Brian Steeves

Co-Portfolio Managers

Belle Haven Investments, L.P.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

(unaudited)

Asset Allocation	Percentage of Net Assets
Municipal Government Obligations	97.2%
Repurchase Agreement	3.7
Investment Companies	0.4
Net Other Assets (Liabilities)	(1.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
AAA	8.7%
AA	63.2
A	9.9
BBB	7.7
BB	1.2
B	0.1
CCC and Below	0.1
Not Rated	10.4
Net Other Assets (Liabilities)	(1.3)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	5.88
Duration †	5.04

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	5.81%	3.02%	4.42%	10/31/2012
Class A (NAV)	9.35%	3.70%	4.92%	10/31/2012
Bloomberg Barclays Muni Managed Money Intermediate Index (A)	9.28%	3.19%	2.94%
Class C (POP)	7.80%	3.09%	4.29%	10/31/2012
Class C (NAV)	8.80%	3.09%	4.29%	10/31/2012
Class I (NAV)	9.45%	3.81%	5.02%	10/31/2012
Class I2 (NAV)	9.64%	N/A	2.92%	09/30/2016

(A) The Bloomberg Barclays Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from 1 to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody’s, S&P and Fitch.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the Fund’s investments to decline. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 97.2%
Alabama - 0.3%
Bessemer Governmental Utility Services Corp., Revenue Bonds, BAM, 5.00%, 06/01/2029	$ 2,010,000	$ 2,461,507
County of Jefferson Sewer Revenue, Revenue Bonds, Series A, AGM, 5.50%, 10/01/2053	1,015,000	1,165,362
Dekalb-Jackson Cooperative District, Revenue Bonds
AGM,
4.05%, 01/01/2050	140,000	147,606
5.00%, 01/01/2056	1,000,000	1,111,400
Harvest-Monrovia Water Sewer & Fire Protection Authority, Inc., Revenue Bonds, AGM, 4.00%, 04/01/2025	70,000	77,591
Marshall County Board of Education, Special Tax, AGM, 4.00%, 03/01/2032	330,000	367,478

		5,330,944

Alaska - 0.2%
Alaska Housing Finance Corp., Revenue Bonds
Series B,
2.50%, 12/01/2034	3,000,000	2,992,260
Series D,
5.00%, 12/01/2025	935,000	1,096,288
State of Alaska International Airports System, Revenue Bonds, Series A, 5.00%, 10/01/2031	65,000	76,464

		4,165,012

Arizona - 2.3%
Arizona Health Facilities Authority, Revenue Bonds, Series B2, AGM, 5.00%, 03/01/2041	35,000	36,499
Arizona Industrial Development Authority, Revenue Bonds
4.00%, 10/01/2049	1,000,000	1,061,220
5.25%, 07/01/2022 (A)	1,400,000	1,403,878
BAM,
5.00%, 06/01/2054 - 06/01/2058	8,550,000	10,057,683
Series A,
5.00%, 03/01/2037 - 01/01/2054	1,030,000	1,214,667
BluePath Trust, Revenue Bonds, 2.75%, 09/01/2026 (A) (B)	4,680,667	4,852,752
County of Pima, Certificate of Participation, 5.00%, 12/01/2026	35,000	40,062
County of Santa Cruz, Revenue Bonds, AGM, 4.00%, 07/01/2026	140,000	158,980

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arizona (continued)
Glendale Industrial Development Authority, Revenue Bonds, 5.00%, 07/01/2038	$ 250,000	$ 268,510
Goodyear McDowell Road Commercial Corridor Improvement District, Special Assessment, BAM, 3.00%, 01/01/2025	1,200,000	1,272,972
Industrial Development Authority of the City of Phoenix, Revenue Bonds
2.95%, 07/01/2026	2,200,000	2,244,022
3.88%, 07/01/2021 (A)	95,000	95,871
5.00%, 07/01/2036	1,440,000	1,601,438
Series A,
4.00%, 07/01/2022 (A)	2,300,000	2,298,252
5.00%, 07/01/2043	110,000	129,645
Series B,
4.00%, 07/01/2022 (A)	1,625,000	1,623,749
Industrial Development Authority of the County of Pima, Revenue Bonds, Series R, 2.88%, 07/01/2021	45,000	45,306
La Paz County Industrial Development Authority, Revenue Bonds
4.90%, 06/15/2028 (A)	560,000	577,192
Series A,
5.00%, 02/15/2021 - 02/15/2026 (A)	1,870,000	2,061,161
Maricopa County Elementary School District No. 25, General Obligation Unlimited, Series A, BAM, 4.00%, 07/01/2024	135,000	151,115
Maricopa County Industrial Development Authority, Revenue Bonds
4.00%, 07/01/2049 - 07/01/2054	3,000,000	3,195,750
Series A,
5.00%, 01/01/2034	375,000	415,245
Maricopa County Pollution Control Corp., Revenue Bonds, 3.60%, 04/01/2040	1,740,000	1,830,115
Maricopa County Unified School District No. 89, General Obligation Limited, 5.00%, 07/01/2023	40,000	45,220
Tempe Industrial Development Authority, Revenue Bonds, Series B, 5.35%, 10/01/2025 (A)	1,575,000	1,642,205
Yuma County Elementary School District No. 1, General Obligation Unlimited, Series B, AGM, 5.00%, 07/01/2027	600,000	747,240

		39,070,749

Arkansas - 0.7%
Little Rock School District, General Obligation Limited 3.00%, 02/01/2026 - 02/01/2030	11,745,000	12,118,153

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California - 14.4%
Acalanes Union High School District, General Obligation Unlimited, Series C, Zero Coupon, 08/01/2026	$ 235,000	$ 209,719
Alameda Corridor Transportation Authority, Revenue Bonds Series B, AGM, 4.00%, 10/01/2035 - 10/01/2037	2,905,000	3,210,804
Alisal Union School District, General Obligation Unlimited, Series A, BAM, Zero Coupon, 08/01/2033	125,000	80,673
Avalon Community Improvement Agency Successor Agency, Tax Allocation Series A, AGM, 5.00%, 09/01/2024 - 09/01/2026	1,310,000	1,585,176
Baldwin Park / Monrovia School Facilities Grant Financing Authority, Revenue Bonds
AGM,
3.00%, 10/01/2033	60,000	63,490
4.00%, 10/01/2027	185,000	216,317
Beaumont Public Improvement Authority, Revenue Bonds Series A, AGM, 5.00%, 09/01/2037 - 09/01/2049	9,645,000	11,477,947
Calexico Financing Authority, Revenue Bonds, AGM, 4.00%, 04/01/2024	205,000	225,033
California Health Facilities Financing Authority, Revenue Bonds, Series B, 5.00%, 11/15/2031	75,000	92,559
California Municipal Finance Authority, Revenue Bonds
4.38%, 07/01/2025 (A)	750,000	790,920
5.00%, 07/01/2034 - 01/01/2049	16,500,000	19,940,167
Series A,
4.00%, 10/01/2034 - 10/01/2044	4,715,000	5,174,087
4.50%, 06/01/2028 (A)	200,000	218,902
5.00%, 10/01/2044	1,000,000	1,166,810
California Public Finance Authority, Revenue Bonds, 4.25%, 06/15/2029 (A)	790,000	809,655
California School Finance Authority, Revenue Bonds, Series A, 4.00%, 08/01/2025 (A)	350,000	386,208
California Statewide Communities Development Authority, Revenue Bonds
Fixed until 04/01/2020, 1.90% (C), 04/01/2028	75,000	75,144
5.00%, 08/01/2034 - 08/01/2038	2,775,000	3,399,419
AGM,
5.00%, 10/01/2026	400,000	472,984
Series A,
3.00%, 11/01/2022 (A)	1,665,000	1,686,445
3.50%, 11/01/2027 (A)	2,630,000	2,833,930

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Statewide Communities Development Authority, Revenue Bonds (continued)
5.00%, 12/01/2025 - 12/01/2029 (A)	$ 775,000	$ 895,623
Series B,
5.00%, 07/01/2030	445,000	525,514
California Statewide Communities Development Authority, Special Assessment
4.00%, 09/02/2028 - 09/02/2044	2,840,000	3,144,155
5.00%, 09/02/2034 - 09/02/2049	1,470,000	1,785,031
Carson Redevelopment Agency Successor Agency, Tax Allocation, Series A, AMBAC, 4.75%, 01/01/2036	110,000	110,284
Cascade Union Elementary School District, General Obligation Unlimited Series B, MAC, 4.00%, 08/01/2034 - 08/01/2039	445,000	498,657
Chowchilla Elementary School District, General Obligation Unlimited, 5.00%, 08/01/2048	850,000	995,214
City of Beaumont, Special Tax, 5.00%, 09/01/2044	345,000	397,771
City of Irvine, Special Tax, AGM, 5.00%, 09/01/2051 (D)	5,065,000	6,015,954
City of Lathrop, Special Assessment
3.00%, 09/02/2020	140,000	141,534
4.00%, 09/02/2021 - 09/02/2022	265,000	278,016
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 5.00%, 05/15/2038	4,700,000	5,495,381
City of Sacramento, Special Tax Series 02, 5.00%, 09/01/2044 - 09/01/2049	2,585,000	3,015,911
City of San Francisco Public Utilities Commission Water Revenue, Revenue Bonds, Series B, 5.00%, 11/01/2037	75,000	87,829
City of Susanville Natural Gas Revenue, Revenue Bonds, AGM, 4.00%, 06/01/2045	3,320,000	3,734,004
Coachella Redevelopment Agency Successor Agency, Tax Allocation
AGM,
5.00%, 09/01/2026	70,000	81,674
Series A, AGM,
4.00%, 09/01/2032	110,000	123,170
5.00%, 09/01/2029 - 09/01/2030	670,000	818,911
Colton Joint Unified School District, General Obligation Unlimited
BAM,
4.00%, 02/01/2033	55,000	61,760
5.00%, 02/01/2029	480,000	582,533

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Compton Unified School District, General Obligation Unlimited, Series B, BAM, 4.00%, 06/01/2049	$ 5,855,000	$ 6,442,139
County of El Dorado, Special Tax
BAM,
3.00%, 09/01/2025 - 09/01/2026	260,000	282,718
5.00%, 09/01/2021 - 09/01/2024	1,770,000	2,017,169
County of Santa Cruz, Certificate of Participation, 4.00%, 08/01/2033	75,000	85,244
Coyote Canyon Public Facilities Community Facilities District No. 2004-1, Special Tax, Series A, AGM, 4.00%, 09/01/2029	560,000	621,359
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, Revenue Bonds
Series B,
3.00%, 12/01/2031	5,400,000	5,655,258
3.25%, 12/01/2036	5,300,000	5,566,855
Dry Creek Joint Elementary School District, Special Tax, AGM, 5.00%, 09/01/2024	140,000	166,081
Durham Unified School District, General Obligation Unlimited Series A, AGM, 4.00%, 08/01/2037 - 08/01/2038	710,000	788,000
Elk Grove Unified School District, Certificate of Participation BAM, 5.00%, 02/01/2027 - 02/01/2028	2,270,000	2,757,188
Etiwanda School District, Special Tax
Series 2,
2.00%, 09/01/2020	50,000	50,278
3.00%, 09/01/2021 - 09/01/2022	185,000	190,524
3.50%, 09/01/2023	75,000	77,636
Fairfield-Suisun Unified School District Public Financing Authority, Special Tax BAM, 2.25%, 08/15/2021 - 08/15/2023	6,195,000	6,214,913
Folsom Cordova Unified School District, General Obligation Unlimited, Series D, AGM, 4.00%, 10/01/2044	44,910,000	49,494,862
Fresno Unified School District, General Obligation Unlimited, Series A, 5.00%, 08/01/2038	1,000,000	1,202,930
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A, AGM,
5.00%, 06/01/2040	1,000,000	1,152,970
Series A-1,
5.00%, 06/01/2023 - 06/01/2047	15,895,000	16,654,969
5.25%, 06/01/2047	3,580,000	3,694,560

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Golden State Tobacco Securitization Corp., Revenue Bonds (continued)
Series A-2,
5.00%, 06/01/2047	$ 14,000,000	$ 14,390,740
Hacienda La Puente Unified School District, Certificate of Participation, AGM, 5.00%, 06/01/2024	190,000	222,279
Heber Elementary School District, General Obligation Unlimited Series A, MAC, 4.00%, 08/01/2035 - 08/01/2039	475,000	524,535
Konocti Unified School District, General Obligation Unlimited AGM, 5.00%, 08/01/2042 - 08/01/2048	1,790,000	2,081,980
Lemoore Water Revenue, Revenue Bonds, BAM, 5.00%, 06/01/2049	7,500,000	8,954,025
Menifee Union School District Public Financing Authority, Special Tax
Series A,
5.00%, 09/01/2023	425,000	480,666
Series A, BAM,
5.00%, 09/01/2029 - 09/01/2034	1,240,000	1,460,805
Monterey Peninsula Community College District, General Obligation Unlimited, Zero Coupon, 08/01/2032	220,000	156,869
Oakdale Public Financing Authority, Special Tax, 2.63%, 09/01/2022	110,000	112,274
Peralta Community College District, General Obligation Unlimited Series D, 3.50%, 08/01/2032 - 08/01/2034	6,120,000	6,556,902
Pittsburg Successor Agency Redevelopment Agency, Tax Allocation, Series A, AGM, 5.00%, 09/01/2022	425,000	468,618
Pollock Pines Elementary School District, General Obligation Unlimited, MAC, 4.00%, 08/01/2049	1,565,000	1,706,351
Rancho Cucamonga Public Finance Authority, Revenue Bonds, Series A, 5.00%, 05/01/2034	695,000	894,507
Rio Elementary School District Community Facilities District, Special Tax BAM, 5.00%, 09/01/2029 - 09/01/2032	1,505,000	1,818,578
Riverside Redevelopment Agency Successor Agency, Tax Allocation, Series A, 5.00%, 09/01/2020	115,000	118,865

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Robla School District, General Obligation Unlimited
AGM,
4.00%, 08/01/2037 - 08/01/2038	$ 1,075,000	$ 1,221,699
5.00%, 08/01/2044	1,720,000	2,061,678
Roseland School District, General Obligation Unlimited, Series C, MAC, 5.00%, 08/01/2046	260,000	316,394
San Bernardino County Redevelopment Agency Successor Agency, Tax Allocation Series B, AGM, 5.00%, 09/01/2025 - 09/01/2027	600,000	712,304
San Diego Public Facilities Financing Authority, Revenue Bonds, Series A, 5.00%, 10/15/2044	365,000	428,824
San Diego Unified School District, General Obligation Unlimited, Series K-2, Zero Coupon, 07/01/2030	1,350,000	1,047,181
Sanger Unified School District, Certificate of Participation, AGM, 3.13%, 06/01/2033	75,000	79,109
Santa Clarita Redevelopment Agency Successor Agency, Tax Allocation, AGM, 5.00%, 10/01/2023	435,000	496,009
Snowline Joint Unified School District, Special Tax, Series A, 3.00%, 09/01/2022	280,000	289,366
South Tahoe Redevelopment Agency, Special Tax, Series 1, 3.38%, 10/01/2021	110,000	112,608
State of California, General Obligation Unlimited, 5.00%, 04/01/2038	7,000,000	8,044,400
Stockton Public Financing Authority, Special Tax, Series A, BAM, 4.00%, 09/02/2030	1,310,000	1,490,859
Successor Agency to the Upland Community Redevelopment Agency, Tax Allocation, AGM, 5.00%, 09/01/2022	50,000	55,412
Sutter Union High School District, General Obligation Unlimited, BAM, Zero Coupon, 08/01/2028	200,000	162,794
Tahoe-Truckee Unified School District, Certificate of Participation, BAM, 4.00%, 06/01/2043	1,000,000	1,089,580

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Tobacco Securitization Authority of Northern California, Revenue Bonds, Series A-1, 4.75%, 06/01/2023	$ 20,000	$ 20,095
Upland Community Facilities District, Special Tax, Series A, 4.00%, 09/01/2049	750,000	806,767
Vacaville Unified School District, Certificate of Participation, AGM, 4.00%, 12/01/2024	105,000	119,771
Washington Township Health Care District, General Obligation Unlimited Series DT, 4.00%, 08/01/2034 - 08/01/2036	1,675,000	1,882,047
Whittier Union High School District, General Obligation Unlimited, Zero Coupon, 08/01/2026	950,000	855,038
Wilsona School District, General Obligation Unlimited, Series A, AGM, 4.00%, 08/01/2044	500,000	543,470

		247,804,367

Colorado - 2.2%
BNC Metropolitan District No. 1, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2032	360,000	433,696
Bradburn Metropolitan District No. 2, General Obligation Limited, Series A, 4.00%, 12/01/2028	500,000	507,770
Brighton Crossing Metropolitan District No. 4, General Obligation Limited, Series A, 5.00%, 12/01/2037	525,000	557,293
Bromley Park Metropolitan District No. 2, General Obligation Limited Series A, BAM, 5.00%, 12/01/2031 - 12/01/2032	460,000	565,862
Castle Oaks Metropolitan District No. 3, General Obligation Limited, 5.00%, 12/01/2037	1,500,000	1,541,640
Centerra Metropolitan District No. 1, Tax Allocation, 2.70%, 12/01/2019 (A) (B)	268,000	268,110
City of Arvada, Certificate of Participation 4.00%, 12/01/2032 - 12/01/2033	1,080,000	1,205,457
Colorado Educational & Cultural Facilities Authority, Revenue Bonds
4.00%, 07/01/2020 - 08/01/2026	420,000	465,418
5.00%, 06/15/2029 - 08/01/2031	1,590,000	1,870,663
Series A,
5.00%, 06/01/2036	540,000	625,720
Colorado Health Facilities Authority, Revenue Bonds
4.00%, 05/15/2029	1,960,000	2,266,368

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Colorado Health Facilities Authority, Revenue Bonds (continued)
Series A,
4.00%, 08/01/2049	$ 2,000,000	$ 2,138,320
4.25%, 11/01/2024	1,890,000	1,970,627
5.00%, 12/01/2033 - 01/01/2040	275,000	288,773
Series B,
3.13%, 05/15/2027	1,250,000	1,253,950
5.00%, 05/15/2021 - 05/15/2026	2,815,000	3,053,989
Colorado Housing & Finance Authority, Revenue Bonds
GNMA,
3.38%, 11/01/2033	1,475,000	1,584,150
3.60%, 11/01/2038	2,560,000	2,736,256
Series C, GNMA,
2.75%, 05/01/2028	450,000	480,753
2.80%, 11/01/2028	345,000	369,115
Denver Health & Hospital Authority, Revenue Bonds, Series A, 4.00%, 12/01/2040	750,000	824,670
Heather Gardens Metropolitan District, General Obligation Unlimited AGM, 4.00%, 12/01/2024 - 12/01/2032	2,320,000	2,699,120
Meridian Metropolitan District, General Obligation Unlimited, AGM, 5.00%, 12/01/2042	15,000	17,956
North Park Metropolitan District No. 1, Revenue Bonds, Series A-2, 5.50%, 12/01/2034	1,000,000	1,071,840
Northglenn Urban Renewal Authority, Tax Allocation 4.00%, 12/01/2024 - 12/01/2038	2,740,000	2,927,326
Park Creek Metropolitan District, Revenue Bonds
Series A,
5.00%, 12/01/2032 - 12/01/2037	1,205,000	1,393,652
Series A, NATL-IBC,
5.00%, 12/01/2045	1,220,000	1,396,912
Sand Creek Metropolitan District, General Obligation Limited MAC, 4.00%, 12/01/2032 - 12/01/2034	1,475,000	1,691,726
Silver Peaks Metropolitan District No. 2, General Obligation Limited BAM, 5.00%, 12/01/2037 - 12/01/2042	1,520,000	1,817,292

		38,024,424

Connecticut - 1.7%
City of Bridgeport, General Obligation Unlimited, Series C, AGM, 5.00%, 08/15/2024	1,275,000	1,476,220

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Connecticut (continued)
City of Hartford, General Obligation Unlimited
Series A,
5.00%, 04/01/2030	$ 20,000	$ 21,517
Series A, AGM,
5.00%, 07/01/2025 - 07/01/2032	460,000	543,882
Series A, BAM,
4.00%, 12/01/2027	515,000	589,294
5.00%, 12/01/2022 - 12/01/2026	11,585,000	13,732,065
Series A, BAM-TCRS,
5.00%, 04/01/2025	765,000	828,143
Series B, AGM,
5.00%, 10/01/2032	100,000	114,154
Series C, AGM,
5.00%, 07/15/2023	900,000	1,018,638
Series C, BAM,
5.00%, 08/15/2021	320,000	341,117
City of New Haven, General Obligation Unlimited
Series A,
5.50%, 08/01/2034 - 08/01/2038	2,070,000	2,481,179
Series A, BAM-TCRS,
5.00%, 08/01/2037	635,000	741,566
Series B, BAM,
5.00%, 08/15/2025	40,000	46,808
Connecticut Housing Finance Authority, Revenue Bonds
Series 24,
3.80%, 06/15/2031	370,000	402,427
3.90%, 06/15/2033	405,000	439,433
Series A-1,
3.10%, 05/15/2028	2,015,000	2,163,687
Series A-4,
1.40%, 11/15/2019	200,000	200,002
Series B-1,
2.40%, 11/15/2026	90,000	93,499
Series B3,
2.40%, 05/15/2026	55,000	57,251
Connecticut State Health & Educational Facilities Authority, Revenue Bonds Series J, 5.00%, 07/01/2034 - 07/01/2037	895,000	958,246
State of Connecticut, General Obligation Unlimited, Series B, 4.00%, 03/01/2029	25,000	26,710
State of Connecticut Special Tax Revenue, Revenue Bonds, Series A, 5.00%, 08/01/2022	15,000	16,479
Town of Hamden, General Obligation Unlimited, BAM, 6.00%, 08/15/2033	1,190,000	1,534,100
Town of Wilton, General Obligation Unlimited
3.13%, 03/01/2034	250,000	256,118
3.25%, 03/01/2035 - 03/01/2038	550,000	563,647

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Connecticut (continued)
University of Connecticut, Revenue Bonds, Series A, 5.00%, 11/15/2023	$ 25,000	$ 25,068

		28,671,250

Delaware - 0.3%
Delaware Municipal Electric Corp., Revenue Bonds Series A, BAM, 5.00%, 10/01/2035 - 10/01/2044	3,135,000	3,810,321
Delaware State Economic Development Authority, Revenue Bonds
5.00%, 08/01/2049	900,000	1,029,042
5.38%, 10/01/2045	55,000	56,654

		4,896,017

District of Columbia - 0.6%
District of Columbia, Revenue Bonds
4.00%, 07/01/2049	1,000,000	1,076,530
Series A,
4.13%, 07/01/2027	1,000,000	1,050,010
5.00%, 07/01/2032	1,500,000	1,636,890
Series B,
3.88%, 07/01/2024	1,500,000	1,499,985
Series C,
4.00%, 12/01/2021	25,000	26,447
District of Columbia Housing Finance Agency, Revenue Bonds, Series A, 3.70%, 09/01/2033	2,010,000	2,186,076
District of Columbia Water & Sewer Authority, Revenue Bonds, Series A, 5.00%, 10/01/2023	25,000	27,745
Metropolitan Washington Airports Authority, Revenue Bonds, Series A, 5.00%, 10/01/2020	25,000	25,869
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds
5.00%, 10/01/2053	505,000	539,309
Series B, AGM-CR,
6.50% (E), 10/01/2044	1,050,000	1,403,577

		9,472,438

Florida - 5.3%
Bridgewater Community Development District, Special Assessment, 4.50%, 05/01/2031	25,000	27,727
Cape Coral Health Facilities Authority, Revenue Bonds
4.00%, 07/01/2020 (A)	360,000	362,059
4.25%, 07/01/2021 (A)	435,000	442,517
Capital Trust Agency, Inc., Revenue Bonds 3.50%, 07/01/2020 - 07/01/2022 (A)	1,885,000	1,908,362
City of Cape Coral Water & Sewer Revenue, Special Assessment
AGM,
2.13%, 09/01/2022	90,000	90,831
2.75%, 09/01/2025 - 09/01/2026	460,000	483,876

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
City of Fort Myers, Revenue Bonds 4.00%, 12/01/2032 - 12/01/2034	$ 835,000	$ 918,062
City of Jacksonville, Revenue Bonds
Series A,
5.00%, 10/01/2030	1,000,000	1,209,550
Series C,
5.00%, 10/01/2031	175,000	191,576
City of Miami Gardens, General Obligation Unlimited, BAM-TCRS, 5.00%, 07/01/2031	1,845,000	2,119,536
City of North Port, Special Assessment, BAM, 5.00%, 07/01/2020	90,000	92,222
City of Orlando, Revenue Bonds
Series A, AGM,
5.00%, 11/01/2027 - 11/01/2029	4,155,000	5,159,556
Series B, AGM,
5.00%, 11/01/2025 - 11/01/2038	8,255,000	9,988,749
City of Pompano Beach, Revenue Bonds, 4.00%, 09/01/2020	315,000	321,193
City of Tallahassee, Revenue Bonds, 5.00%, 10/01/2023	55,000	60,955
City of Tampa, Revenue Bonds, Series A, 5.00%, 11/15/2025	25,000	27,328
Columbia County School Board, Certificate of Participation, Series A, BAM, 5.00%, 07/01/2026	440,000	521,259
County of Lake, Revenue Bonds 5.00%, 01/15/2029 - 01/15/2049 (A)	1,750,000	1,904,616
County of Miami-Dade Water & Sewer System Revenue, Revenue Bonds
Series B,
4.00%, 10/01/2049 (D)	20,000,000	22,151,400
5.00%, 10/01/2044 (D)	1,000,000	1,230,110
County of Polk Utility System Revenue, Revenue Bonds, BAM, 5.00%, 10/01/2043	10,000,000	11,238,000
Florida Department of Environmental Protection, Revenue Bonds, Series A, 5.00%, 07/01/2022	55,000	60,567
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, 5.00%, 04/01/2035	1,050,000	1,206,964
Florida Housing Finance Corp., Revenue Bonds
Series 1, GNMA, FNMA, FHLMC,
2.10%, 07/01/2028	525,000	529,683
2.20%, 01/01/2023	130,000	133,059
2.25%, 07/01/2023	110,000	112,558
2.30%, 01/01/2024	290,000	298,097
2.35%, 07/01/2024	470,000	485,388
2.45%, 01/01/2025	390,000	404,750
2.50%, 07/01/2025	455,000	474,670

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Florida Housing Finance Corp., Revenue Bonds (continued)
2.65%, 01/01/2026	$ 470,000	$ 492,715
2.70%, 07/01/2026	230,000	242,158
2.75%, 01/01/2027	460,000	484,923
2.80%, 07/01/2027	460,000	484,288
2.85%, 01/01/2028	160,000	168,568
2.90%, 07/01/2028	360,000	378,619
3.75%, 07/01/2035	2,365,000	2,499,734
Florida Keys Aqueduct Authority, Revenue Bonds Series A, 5.00%, 09/01/2041 - 09/01/2049	2,250,000	2,602,685
Lee County Industrial Development Authority, Revenue Bonds 5.00%, 11/15/2039 - 11/15/2044	3,500,000	4,041,005
Manatee County School District, Revenue Bonds, AGM, 5.00%, 10/01/2021	50,000	53,643
Martin County Health Facilities Authority, Revenue Bonds, AGM-CR, 5.50%, 11/15/2042	15,000	16,268
North Sumter County Utility Dependent District, Revenue Bonds, 5.00%, 10/01/2042	100,000	107,065
Orange County Health Facilities Authority, Revenue Bonds
Series A,
5.00%, 10/01/2033 - 10/01/2034	8,200,000	9,809,892
Series B,
5.00%, 10/01/2044	200,000	233,222
Orange County Housing Finance Authority, Revenue Bonds, Series A, GNMA, FNMA, FHLMC, 3.15%, 09/01/2032	435,000	454,940
St. Johns County Industrial Development Authority, Revenue Bonds, Series A, Fixed until 08/01/2024, 4.13% (C), 08/01/2047	1,000,000	1,018,720
Tradition Community Development District No. 1, Special Assessment, AGM, 4.00%, 05/01/2023	275,000	298,493
Village Community Development District No. 12, Special Assessment
3.25%, 05/01/2023 (A)	300,000	306,264
3.25%, 05/01/2026	2,480,000	2,559,633
Volusia County School Board, Certificate of Participation Series A, BAM, 5.00%, 08/01/2027 - 08/01/2028	570,000	679,874
Walton County District School Board, Certificate of Participation, AGM, 5.00%, 07/01/2026	370,000	431,812

		91,519,741

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia - 1.3%
Bibb County Development Authority, Revenue Bonds, 5.25%, 06/01/2050	$ 5,720,000	$ 7,030,967
City of East Point, Tax Allocation, 3.00%, 08/01/2022	1,000,000	1,016,980
Cornelia Urban Redevelopment Agency, Revenue Bonds, AGM, 5.00%, 10/01/2054	1,540,000	1,815,028
Georgia Housing & Finance Authority, Revenue Bonds
Series A-1,
3.20%, 12/01/2036	690,000	714,812
3.25%, 12/01/2037	1,320,000	1,363,481
Series B,
3.40%, 12/01/2037	2,285,000	2,401,055
Series C,
2.85%, 06/01/2028 - 12/01/2028	570,000	602,614
Main Street Natural Gas, Inc., Revenue Bonds, Series A, 5.00%, 05/15/2049	5,000,000	6,774,350
Valdosta Housing Authority, Revenue Bonds, XLCA, 4.50%, 08/01/2029	200,000	200,038

		21,919,325

Guam - 0.0% (F)
Guam Government Waterworks Authority, Revenue Bonds 5.00%, 07/01/2023 - 07/01/2031	335,000	388,108
Guam Power Authority, Revenue Bonds
Series A,
5.00%, 10/01/2034	100,000	106,839
Series A, AGM,
5.00%, 10/01/2026	200,000	219,784

		714,731

Idaho - 0.3%
County of Nez Perce, Revenue Bonds, 2.75%, 10/01/2024	4,500,000	4,674,105
Idaho Health Facilities Authority, Revenue Bonds, Series D, 5.00%, 12/01/2032	50,000	54,217
Idaho Housing & Finance Association, Revenue Bonds
Series A,
4.00%, 07/01/2026	280,000	296,909
4.63%, 07/01/2029 (A)	185,000	200,009
Series A-1, Class I,
2.75%, 07/01/2031	430,000	441,971

		5,667,211

Illinois - 13.7%
Adams County School District No. 172, General Obligation Unlimited
AGM,
3.00%, 02/01/2033	300,000	307,530
4.00%, 02/01/2032 - 02/01/2035	3,250,000	3,515,493
5.00%, 02/01/2029	1,345,000	1,572,682

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Boone & Winnebago Counties Community Unit School District No. 200, General Obligation Unlimited AGM, Zero Coupon, 01/01/2023	$ 2,705,000	$ 2,567,796
Carol Stream Park District, General Obligation Unlimited, BAM, 5.00%, 01/01/2037	1,375,000	1,604,927
Champaign & Piatt Counties Community Unit School District No. 3, General Obligation Unlimited Series A, AGM, 5.00%, 10/01/2022 - 10/01/2024	5,000,000	5,620,744
Chicago Board of Education, General Obligation Unlimited
Series A,
4.00%, 12/01/2020	3,245,000	3,313,307
Series A, AGM-CR, AMBAC,
5.50%, 12/01/2021	410,000	438,585
Series A, AGM-CR, NATL,
5.25%, 12/01/2021	150,000	159,700
Series A, NATL,
Zero Coupon, 12/01/2022	25,000	23,187
Chicago O’Hare International Airport, Revenue Bonds
BAM-TCRS,
5.00%, 01/01/2039	25,000	27,554
Series B,
5.00%, 01/01/2021	150,000	156,429
Chicago Transit Authority, Revenue Bonds, AGM-CR, 5.00%, 12/01/2051	25,000	28,364
City of Calumet City, General Obligation Unlimited
BAM,
4.00%, 03/01/2020 - 03/01/2024	2,335,000	2,507,406
Series A, BAM,
4.00%, 03/01/2022	945,000	993,989
City of Chicago, General Obligation Unlimited
Series A,
5.50%, 01/01/2049	2,750,000	3,199,130
Series A, AGM,
4.75%, 01/01/2030 - 01/01/2038	145,000	145,326
5.00%, 01/01/2026 - 01/01/2027	165,000	166,115
Series C,
5.00%, 01/01/2026 - 01/01/2034	3,030,000	3,432,213
Series D,
5.00%, 01/01/2020	90,000	90,248
City of Chicago Wastewater Transmission Revenue, Revenue Bonds
AGM-CR,
3.00%, 01/01/2021	750,000	764,167
5.00%, 01/01/2022 - 01/01/2024	700,000	753,234
BAM-TCRS,
3.00%, 01/01/2021	475,000	484,305

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
City of Chicago Wastewater Transmission Revenue, Revenue Bonds (continued)
Series A, AGM,
5.25%, 01/01/2042	$ 675,000	$ 795,987
City of Chicago Waterworks Revenue, Revenue Bonds
3.00%, 11/01/2019	125,000	125,000
4.00%, 11/01/2023	500,000	534,035
5.00%, 11/01/2021 - 11/01/2028	3,500,000	3,771,430
AGM-CR,
5.00%, 11/01/2027	140,000	153,233
Series A-1,
5.00%, 11/01/2024	5,000,000	5,784,700
City of Country Club Hills, General Obligation Unlimited
BAM,
4.00%, 12/01/2028 - 12/01/2031	1,240,000	1,360,079
4.50%, 12/01/2030 - 12/01/2031	1,295,000	1,403,298
City of East Peoria, General Obligation Unlimited, Series A, AGM, 4.20%, 01/01/2028	200,000	205,306
City of Flora, General Obligation Unlimited BAM, 3.50%, 11/01/2022 - 11/01/2024	585,000	615,932
City of Kankakee, General Obligation Unlimited, Series A, AGM, 4.00%, 01/01/2027	675,000	739,604
City of Monmouth, General Obligation Unlimited, Series B, BAM, 3.00%, 12/01/2023	130,000	137,835
City of North Chicago, General Obligation Unlimited
Series A, AGM,
4.00%, 11/01/2020	160,000	163,907
Series B, AGM,
4.00%, 11/01/2023	40,000	43,522
City of Princeton, General Obligation Unlimited, Series E, 2.50%, 12/01/2019	40,000	40,030
City of Sterling, General Obligation Unlimited, AGM, 3.00%, 12/01/2024	140,000	148,259
City of Waukegan, General Obligation Unlimited Series A, AGM, 5.00%, 12/30/2030 - 12/30/2036	4,340,000	5,110,900
Clinton Bond Fayette Etc. Counties Community College District No. 501, General Obligation Unlimited BAM-TCRS, 4.00%, 12/01/2026 - 12/01/2027	3,955,000	4,122,010
Cook & Will Counties Community College District No. 515, General Obligation Limited, 5.00%, 12/01/2024	70,000	79,835

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Cook & Will Counties School District No. 194, General Obligation Limited, Series B, BAM, 5.00%, 12/01/2033	$ 775,000	$ 883,182
Cook & Will Counties School District No. 194, General Obligation Unlimited, BAM, 4.13%, 12/01/2035	930,000	988,385
Cook County Community College District No. 508, General Obligation Unlimited
5.00%, 12/01/2019 - 12/01/2024	1,595,000	1,710,861
BAM-TCRS,
5.25%, 12/01/2027	1,825,000	2,067,634
Cook County Community High School District No. 229, General Obligation Limited, 4.00%, 12/01/2023	1,505,000	1,656,900
Cook County School District No. 100, General Obligation Unlimited, BAM, 4.00%, 12/01/2021	430,000	451,156
Cook County School District No. 111, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2037	2,350,000	2,758,571
Cook County School District No. 149, General Obligation Limited, Series A-1, AGM, 4.00%, 12/01/2028	980,000	1,057,881
Cook County School District No. 157, General Obligation Unlimited Series A, AGM, Zero Coupon, 11/01/2021 - 11/01/2025	1,420,000	1,303,051
Cook County School District No. 158, General Obligation Limited, AGM, 3.00%, 12/01/2021	325,000	334,922
Cook County School District No. 162, General Obligation Limited, AGM, 4.00%, 12/01/2027	250,000	256,102
Cook County School District No. 163, General Obligation Limited, Series A, AGM, 5.00%, 12/15/2028	70,000	75,581
Cook County School District No. 31, General Obligation Limited Series A, 3.00%, 12/01/2021	100,000	102,744
Cook County Township High School District No. 201, General Obligation Limited
Series B, AMBAC,
Zero Coupon, 12/01/2019	100,000	99,866
Series C, AGM,
Zero Coupon, 12/01/2024	100,000	90,081
Cook County Township High School District No. 220, General Obligation Limited
AGM-CR,
5.00%, 12/01/2025	700,000	792,316

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Cook County Township High School District No. 220, General Obligation Limited (continued)
BAM-TCRS,
5.00%, 12/01/2026	$ 1,545,000	$ 1,746,144
County of Cook, General Obligation Unlimited
Series C, AGM-CR,
5.00%, 11/15/2024	1,500,000	1,653,660
Series D,
5.00%, 11/15/2019	25,000	25,028
County of Cook Sales Tax Revenue, Revenue Bonds, 4.00%, 11/15/2019	300,000	300,249
County of Union, General Obligation Unlimited, AGM, 4.25%, 09/01/2042	1,665,000	1,882,532
DeKalb & Kane Counties Community Unit School District No. 427, General Obligation Unlimited, Series A, BAM-TCRS, 4.00%, 02/01/2030	2,185,000	2,272,706
Douglas & Champaign Counties Community Unit School District N0. 302, General Obligation Unlimited, Series B, AGM, 4.00%, 12/01/2034 (D)	785,000	865,423
DuPage & Will Counties Community School District No. 204, General Obligation Unlimited, Series A, 2.50%, 12/30/2019	30,000	30,058
Grundy County School District No. 54, General Obligation Unlimited, AGM-CR, 6.00%, 12/01/2024	2,050,000	2,238,231
Henry & Whiteside Counties Community Unit School District No. 228, General Obligation Unlimited, Series A, AGM, 5.00%, 08/15/2028	150,000	175,038
Illinois Development Finance Authority, Revenue Bonds, AGM, Zero Coupon, 01/01/2021	30,000	29,516
Illinois Finance Authority, Revenue Bonds
4.00%, 08/01/2032	675,000	710,167
5.00%, 08/01/2025 - 08/01/2031	3,975,000	4,667,049
AGM,
4.00%, 12/01/2023	140,000	152,331
5.00%, 12/01/2036	1,900,000	2,200,143
Series A,
5.00%, 07/01/2020 - 11/15/2037	2,570,000	2,670,971
Series A-1,
3.50%, 12/01/2027	945,000	650,254
Fixed until 01/15/2020, 5.00% (C), 11/01/2030	110,000	110,799

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Illinois Finance Authority, Revenue Bonds (continued)
Series A-2,
Fixed until 02/12/2020, 5.00% (C), 11/01/2030	$ 150,000	$ 151,503
Series B,
5.00%, 11/01/2019	40,000	40,000
5.50%, 11/01/2020	80,000	80,000
Series C,
5.00%, 05/15/2020 - 08/15/2021	170,000	174,921
Illinois Housing Development Authority, Revenue Bonds
FNMA,
2.63%, 09/01/2032	1,493,526	1,519,140
Series A-1,
3.00%, 02/01/2022	340,000	351,251
Illinois State Toll Highway Authority, Revenue Bonds
Series A1,
5.25%, 01/01/2030	250,000	251,465
Series B,
5.00%, 01/01/2037	140,000	162,620
Series D,
5.00%, 01/01/2024	45,000	51,515
Iroquois & Kankakee Counties Community Unit School District No. 4, General Obligation Unlimited, Series A, AMBAC, BAM-TCRS, Zero Coupon, 11/01/2022	1,300,000	1,229,137
Jackson County Community Unit School District No. 186, General Obligation Unlimited AGM, 4.00%, 12/01/2035 - 12/01/2038	955,000	1,043,571
Jersey & Greene County Community Unit School District No. 100, General Obligation Unlimited Series A, BAM, 5.00%, 12/01/2026 - 12/01/2027	4,040,000	4,724,278
Joliet Regional Port District, General Obligation Unlimited, Series A, AGM, 4.00%, 12/30/2024	250,000	275,850
Kane Cook & DuPage Counties School District No. U-46, General Obligation Limited, Series A, 5.00%, 01/01/2033	260,000	289,544
Kane Cook & DuPage Counties School District No. U-46, General Obligation Unlimited Series D, 5.00%, 01/01/2025 - 01/01/2026	130,000	147,128
Kane County School District No. 129, General Obligation Unlimited
Series C, BAM-TCRS,
4.00%, 02/01/2022	1,200,000	1,266,876
5.00%, 02/01/2024 - 02/01/2025	5,000,000	5,817,024

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Kane Kendall Etc. Counties Community College District No. 516, General Obligation Unlimited, Series A, 5.00%, 12/15/2022	$ 100,000	$ 107,974
Knox & Warren Counties Community Unit School District No. 205, General Obligation Unlimited, Series B, 3.50%, 01/01/2027	210,000	222,125
La Salle & Livingston Counties Township High School District No. 40, General Obligation Unlimited, AGM, 4.00%, 12/01/2036	315,000	355,411
Lake & McHenry Counties Community Unit School District No. 118, General Obligation Unlimited 5.00%, 01/01/2021 - 01/01/2022	105,000	110,986
Lake County Community Unit School District No. 116, General Obligation Limited, Series B, 3.00%, 01/15/2023	105,000	109,979
Lake County School District No. 38, General Obligation Unlimited, BAM-TCRS, 3.00%, 02/01/2022	2,500,000	2,566,525
Lee & Ogle Counties Community Unit School District No. 275, General Obligation Unlimited Series B, AGM, 4.50%, 12/01/2025 - 12/01/2027	1,085,000	1,180,941
Macon & De Witt Counties Community Unit School District No. 2, General Obligation Unlimited
Series C, BAM,
3.25%, 12/01/2023	1,195,000	1,270,500
3.50%, 12/01/2024	1,270,000	1,380,757
4.00%, 12/01/2025	1,360,000	1,543,940
Macoupin Sangamon & Montgomery Counties Community Unit School District, General Obligation Unlimited BAM, 4.50%, 12/01/2036 - 12/01/2041	1,625,000	1,736,354
Madison & Jersey Counties Unit School District No. 11, General Obligation Unlimited, Series B, BAM, 3.50%, 03/01/2029	1,700,000	1,793,942
Madison Bond Etc. Counties Community Unit School District No. 5, General Obligation Unlimited, Series A, AGM, 4.00%, 02/01/2025	410,000	453,107
Madison-Macoupin Etc. Counties Community College District No. 536, General Obligation Unlimited
5.00%, 11/01/2021	105,000	110,791

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Madison-Macoupin Etc. Counties Community College District No. 536, General Obligation Unlimited (continued)
Series A, AGM,
5.00%, 11/01/2031 - 11/01/2033	$ 3,450,000	$ 4,044,298
Series A, BAM-TCRS,
5.00%, 11/01/2022 - 11/01/2026	4,990,000	5,641,639
McHenry & Kane Counties Community Consolidated School District No. 158, General Obligation Unlimited, AGM-CR, FGIC, Zero Coupon, 01/01/2024	510,000	469,628
McHenry County Community Unit School District No. 12, General Obligation Unlimited
BAM,
5.00%, 01/01/2035	2,625,000	2,968,639
Series A, AGM,
5.00%, 01/01/2023	70,000	76,766
McHenry County Conservation District, General Obligation Unlimited, 5.00%, 02/01/2026	110,000	129,252
McLean County Public Building Commission, Revenue Bonds, 4.00%, 12/01/2034	1,245,000	1,346,405
Metropolitan Pier & Exposition Authority, Revenue Bonds
5.50%, 06/15/2050	745,000	755,348
BAM-TCRS,
5.00%, 06/15/2052	500,000	565,335
NATL,
5.70% (E), 06/15/2023	165,000	186,226
Series A, NATL,
Zero Coupon, 06/15/2026	100,000	85,072
Series B,
5.00%, 12/15/2028	145,000	155,179
Series B, AGM,
5.00%, 06/15/2050	3,295,000	3,364,162
Series B2, BAM-TCRS,
5.25%, 06/15/2050	440,000	449,904
Metropolitan Water Reclamation District of Greater Chicago, General Obligation Limited, Series B, 5.00%, 12/01/2019	60,000	60,165
Montgomery Christian & Fayette Counties Community Unit School District No. 22, General Obligation Unlimited, Series A, AGM, 4.00%, 12/01/2032	270,000	297,219
Northeastern Illinois University, Certificate of Participation
AGM,
3.00%, 07/01/2020 - 07/01/2023	2,065,000	2,115,669
4.00%, 07/01/2025	565,000	623,867

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Northeastern Illinois University, Revenue Bonds
Series 1, BAM,
3.00%, 07/01/2020	$ 125,000	$ 126,388
4.00%, 07/01/2021 - 07/01/2022	1,015,000	1,073,896
Northern Illinois University, Certificate of Participation, AGM, 5.00%, 09/01/2024	105,000	119,927
Northlake Public Library District, General Obligation Unlimited, AGM, 3.00%, 12/01/2021	610,000	629,380
Peoria Public Building Commission, Revenue Bonds, BAM, 5.00%, 12/01/2022	1,075,000	1,187,509
Pulaski Massac Alexander & Johnson Counties Community Unit School District No. 10, General Obligation Unlimited Series C, MAC, 4.00%, 12/01/2026 - 12/01/2029	625,000	683,221
Railsplitter Tobacco Settlement Authority, Revenue Bonds
5.25%, 06/01/2020 - 06/01/2021	185,000	190,919
5.38%, 06/01/2021	85,000	90,200
6.00%, 06/01/2028	75,000	80,563
Regional Transportation Authority, Revenue Bonds, Series A, NATL, 5.50%, 07/01/2025	65,000	78,757
Rock Island County Public Building Commission, Revenue Bonds
AGM,
3.00%, 12/01/2021	175,000	179,191
4.00%, 12/01/2023	285,000	309,519
5.00%, 12/01/2024 - 12/01/2041	1,975,000	2,323,900
Sangamon County Community Unit School District No. 5, General Obligation Unlimited, Series B, 5.00%, 01/01/2023	150,000	165,862
Southern Illinois University, Certificate of Participation, Series A-1, BAM, 4.00%, 02/15/2026	455,000	491,445
Southern Illinois University, Revenue Bonds
Series A, AGM,
5.50%, 04/01/2023	370,000	418,607
Series B, BAM-TCRS,
5.00%, 04/01/2021	435,000	456,132
Southwestern Illinois Development Authority, Revenue Bonds, Series B, BAM-TCRS, 5.00%, 10/15/2026	1,000,000	1,169,060
St. Clair County Community Consolidated School District No. 90, General Obligation Unlimited AMBAC, BAM-TCRS, Zero Coupon, 12/01/2020 - 12/01/2023	1,645,000	1,542,688

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
St. Clair County High School District No. 201, General Obligation Unlimited, Series B, BAM, 5.00%, 02/01/2025	$ 4,040,000	$ 4,756,009
State of Illinois, General Obligation Unlimited
5.00%, 02/01/2022 - 04/01/2024	190,000	204,435
5.50%, 07/01/2025	185,000	204,312
Tazewell County School District No. 51, General Obligation Unlimited NATL, 9.00%, 12/01/2021 - 12/01/2022	1,355,000	1,602,969
Town of Cicero, General Obligation Unlimited, Series B, AGM, 4.20%, 12/01/2027	340,000	346,531
University of Illinois, Revenue Bonds
Series A, AMBAC,
5.50%, 04/01/2022	75,000	82,318
Series A, BAM-TCRS,
4.00%, 04/01/2031	1,445,000	1,584,905
Village of Bedford Park Water System Revenue, Revenue Bonds, Series A, AGM, 4.00%, 12/01/2026	95,000	104,700
Village of Bellwood, General Obligation Unlimited
AGM,
5.00%, 12/01/2019 - 12/01/2027	385,000	421,747
Series B, AGM,
3.00%, 12/01/2029	1,000,000	1,030,740
Village of Broadview, General Obligation Unlimited Series A, BAM, 3.00%, 12/01/2020 - 12/01/2022	510,000	524,119
Village of Calumet Park, General Obligation Unlimited BAM, 4.00%, 12/01/2021 - 12/01/2032	2,490,000	2,722,794
Village of Crestwood, General Obligation Unlimited
BAM,
4.50%, 12/15/2027 - 12/15/2029	2,395,000	2,593,587
Series B, BAM,
5.00%, 12/15/2028 - 12/15/2035	7,270,000	8,103,933
Village of Dolton, General Obligation Unlimited, Series A, AGC, 4.50%, 12/01/2024	300,000	300,429
Village of Franklin Park, Revenue Bonds, BAM, 5.00%, 04/01/2026	230,000	262,230
Village of Glenview, General Obligation Unlimited, Series A, 3.00%, 12/01/2019	25,000	25,033

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Hazel Crest, General Obligation Unlimited BAM, 4.00%, 12/01/2024 - 12/01/2025	$ 640,000	$ 714,882
Village of Lakewood, General Obligation Unlimited, Series B, 5.00%, 12/01/2031	445,000	446,219
Village of Lombard, General Obligation Unlimited
4.00%, 01/01/2021	910,000	928,528
5.00%, 01/01/2022 - 01/01/2024	1,740,000	1,880,846
Village of Lyons, General Obligation Unlimited
Series B, BAM,
5.00%, 12/01/2032	125,000	135,258
Series C, BAM,
3.00%, 12/01/2019 - 12/01/2020	365,000	366,800
4.00%, 12/01/2022 - 12/01/2023	550,000	586,037
Village of Machesney Park, Revenue Bonds, Series B, AGM, 4.38%, 12/01/2019	150,000	150,378
Village of Matteson, Revenue Bonds BAM, 5.00%, 12/01/2024 - 12/01/2035	3,610,000	4,266,804
Village of Montgomery, Special Assessment
BAM,
2.10%, 03/01/2020	190,000	190,513
2.85%, 03/01/2024	192,000	197,457
3.00%, 03/01/2025	135,000	140,216
3.10%, 03/01/2026	265,000	277,749
3.30%, 03/01/2028	204,000	215,132
3.40%, 03/01/2029	739,000	779,283
3.45%, 03/01/2030	139,000	146,154
Village of Mount Prospect, General Obligation Unlimited, 3.00%, 12/01/2021	100,000	103,219
Village of Mundelein, General Obligation Unlimited, AGM, 4.00%, 12/15/2039	720,000	798,545
Village of Oak Lawn, General Obligation Unlimited, Series A, 3.00%, 12/01/2020	260,000	259,670
Village of Pingree Grove Special Service Area No. 2, Special Tax, AGM, 2.00%, 03/01/2020	210,000	210,500
Village of River Grove, General Obligation Unlimited, AGC, 3.80%, 12/15/2019	160,000	160,309
Village of South Holland, General Obligation Unlimited, Series B, 4.00%, 12/15/2022	105,000	112,311

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Stone Park, General Obligation Unlimited Series B, BAM, 4.00%, 02/01/2035 - 02/01/2038	$ 520,000	$ 558,774
Warren County Community Unit School District No. 238, General Obligation Unlimited, AGM, 4.00%, 12/01/2021	75,000	79,005
Wauconda Special Service Area No.1, Special Tax, Series A, BAM, 5.00%, 03/01/2033	305,000	346,462
Western Illinois Economic Development Authority, Revenue Bonds 4.00%, 06/01/2020 - 06/01/2033	5,625,000	5,804,156
Western Illinois University, Certificate of Participation
AGM,
3.00%, 10/01/2022	3,010,000	3,085,009
5.00%, 10/01/2024	3,330,000	3,757,639
Western Illinois University, Revenue Bonds BAM, 5.00%, 04/01/2021 - 04/01/2024	2,030,000	2,202,565
Will County Community High School District No. 210, General Obligation Unlimited
4.00%, 01/01/2022	5,000,000	5,006,000
AGM,
5.00%, 01/01/2020	335,000	336,796
Series A, AGM-CR,
5.00%, 01/01/2027	3,475,000	3,785,144
Will County Community Unit School District No. 201, General Obligation Limited, Series C, AGM, 5.00%, 01/01/2027	1,075,000	1,275,638
Will County Community Unit School District No. 201, General Obligation Unlimited
AGM,
Zero Coupon, 11/01/2024	750,000	682,552
Series B, AGM,
5.00%, 01/01/2026	515,000	616,398
Will County School District No. 86, General Obligation Unlimited, Series C, AGM-CR, 5.00%, 03/01/2024	8,195,000	9,366,557
Will Grundy Et Cetera County Revenue, General Obligation Unlimited, Series B, 5.00%, 06/01/2038	200,000	222,906

		234,451,159

Indiana - 2.2%
Aurora School Building Corp., Revenue Bonds, 5.00%, 07/15/2020	115,000	117,942
Bloomington Redevelopment District, Tax Allocation Series A-1, 5.00%, 02/01/2026 - 02/01/2040 (D)	2,465,000	2,888,092

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Indiana (continued)
City of Evansville, Revenue Bonds, Series A, AGM, 5.00%, 02/01/2025	$ 140,000	$ 164,889
City of Rockport, Revenue Bonds
Series A,
2.75%, 06/01/2025	6,375,000	6,683,422
Series D,
Fixed until 06/01/2021, 2.05% (C), 04/01/2025	645,000	650,173
Evansville Redevelopment Authority, Revenue Bonds
BAM,
4.00%, 02/01/2028 - 02/01/2029	5,965,000	6,760,812
5.00%, 02/01/2026	700,000	839,783
Greater Clark County School Building Corp., Revenue Bonds, Series A, 4.00%, 07/15/2024	135,000	150,521
Indiana Finance Authority, Revenue Bonds
3.50%, 10/01/2025	960,000	1,009,344
4.00%, 02/01/2021	405,000	418,268
5.00%, 02/01/2022 - 10/01/2035	3,030,000	3,541,429
Series A,
4.00%, 09/15/2044 - 09/15/2049	1,040,000	1,110,512
5.00%, 09/15/2021 - 09/15/2028	2,705,000	3,004,204
Indiana Health Facility Financing Authority, Revenue Bonds
Fixed until 05/01/2020, 1.25% (C), 11/01/2027	3,100,000	3,099,845
5.00%, 11/15/2034	1,725,000	2,037,052
Indiana Housing & Community Development Authority, Revenue Bonds
Series A-1, GNMA, FNMA, FHLMC,
2.85%, 07/01/2031	225,000	228,877
Series C-1, GNMA, FNMA, FHLMC,
3.25%, 01/01/2032	1,515,000	1,603,627
Indiana University, Revenue Bonds, Series A, 5.00%, 06/01/2024	50,000	58,543
Jeffersonville Redevelopment Authority, Revenue Bonds, AGM, 3.00%, 08/01/2026	760,000	841,145
Jennings County School Building Corp., Revenue Bonds, 3.00%, 01/15/2020	345,000	345,783
Wawasee High School Building Corp., Revenue Bonds, 5.00%, 07/15/2038	1,300,000	1,525,537

		37,079,800

Iowa - 0.0% (F)
City of Ames, General Obligation Unlimited, Series A, 2.25%, 06/01/2028	120,000	122,640

Kansas - 0.4%
City of Dodge City, Revenue Bonds, 3.00%, 07/15/2021	80,000	82,384

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kansas (continued)
City of Wichita, Revenue Bonds, Series I, 5.00%, 05/15/2028	$ 300,000	$ 337,341
Kansas Development Finance Authority, Revenue Bonds
5.00%, 01/01/2020	90,000	90,519
Series C, BAM,
4.00%, 05/01/2022	90,000	95,711
Kansas Independent College Finance Authority, Revenue Bonds, 5.50%, 05/01/2020	1,000,000	1,012,890
Marais Des Cygnes Public Utility Authority, Revenue Bonds AGM, 3.00%, 12/01/2026 - 12/01/2027	990,000	1,063,108
Montgomery County Unified School District No. 446, General Obligation Unlimited BAM, 5.00%, 09/01/2027 - 09/01/2030	3,140,000	3,814,919
Unified Government of Greeley County, General Obligation Unlimited, Series B, 5.00%, 12/01/2037	225,000	265,136

		6,762,008

Kentucky - 2.5%
Bullitt County School District Finance Corp., Revenue Bonds
3.10%, 09/01/2026	65,000	68,998
3.25%, 09/01/2028	545,000	574,228
City of Winchester Combined Utilities Revenue, Revenue Bonds, Series A, BAM, 4.00%, 07/01/2029	685,000	809,547
County of Hardin, Revenue Bonds, AGM, 5.75%, 08/01/2033	20,000	22,640
Eastern Kentucky University, Revenue Bonds, Series A, 4.00%, 04/01/2025	175,000	195,057
Fayette County School District Finance Corp., Revenue Bonds, Series B, 4.00%, 05/01/2024	140,000	155,196
Kentucky Economic Development Finance Authority, Revenue Bonds
5.25%, 08/15/2046	1,230,000	1,294,821
AGM,
5.00%, 12/01/2045 - 12/01/2047	1,680,000	1,935,475
Kentucky Municipal Power Agency, Revenue Bonds
Series A,
Fixed until 03/01/2026, 3.45% (C), 09/01/2042	2,500,000	2,572,500
Series A, NATL,
5.00%, 09/01/2023 - 09/01/2042	165,000	186,535
Kentucky State Property & Building Commission, Revenue Bonds, BAM-TCRS, 5.00%, 04/01/2029	3,450,000	4,208,621

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky (continued)
Kentucky Turnpike Authority, Revenue Bonds, Series A, 5.00%, 07/01/2021	$ 25,000	$ 26,495
Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds AGM-CR, 4.00%, 06/01/2024 - 06/01/2029	17,290,000	19,648,172
Morehead State University, Revenue Bonds
Series A,
3.00%, 04/01/2027	205,000	216,429
4.00%, 04/01/2030 - 04/01/2032	495,000	541,612
Nicholas County School District Finance Corp., Revenue Bonds
2.00%, 02/01/2023	55,000	55,960
2.38%, 02/01/2025	240,000	249,761
2.50%, 02/01/2027	305,000	318,643
3.00%, 02/01/2028 - 02/01/2032	365,000	388,844
Northern Kentucky University, Revenue Bonds, Series A, 4.00%, 09/01/2025	900,000	1,020,735
Paducah Electric Plant Board, Revenue Bonds Series A, AGM, 5.00%, 10/01/2029 - 10/01/2032	2,330,000	2,778,989
Warren County Justice Center Expansion Corp., Revenue Bonds, 5.00%, 09/01/2024	820,000	950,929
Warren County School District Finance Corp., Revenue Bonds, 4.00%, 04/01/2026	3,690,000	4,121,287

		42,341,474

Louisiana - 2.5%
City of Ruston, Revenue Bonds, AGM, 5.00%, 06/01/2036	585,000	682,514
Fremaux Economic Development District, Revenue Bonds, 5.00%, 11/01/2034	255,000	262,142
Jefferson Sales Tax District, Revenue Bonds, Series B, AGM, 5.00%, 12/01/2032	25,000	30,615
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds AGM, 5.00%, 08/01/2026 - 08/01/2029	13,795,000	16,869,143
Louisiana Public Facilities Authority, Revenue Bonds
5.00%, 07/01/2022 - 07/01/2027	3,160,000	3,611,066
AGM,
5.00%, 06/01/2021	65,000	68,758
New Orleans Aviation Board, Revenue Bonds
AGM,
5.00%, 10/01/2033 - 10/01/2048	8,340,000	9,942,537

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Louisiana (continued)
New Orleans Aviation Board, Revenue Bonds (continued)
Series A,
5.25%, 01/01/2041	$ 110,000	$ 110,620
St. Tammany Parish Hospital Service District No. 1, Revenue Bonds Series A, 5.00%, 07/01/2033 - 07/01/2048	10,015,000	12,016,154

		43,593,549

Maine - 0.6%
City of Portland General Airport Revenue, Revenue Bonds, 5.00%, 01/01/2028	640,000	748,614
Maine Governmental Facilities Authority, Revenue Bonds, Series A, 5.00%, 10/01/2028	350,000	426,766
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Series A, 5.00%, 07/01/2038	35,000	41,991
Maine State Housing Authority, Revenue Bonds
Series B,
2.75%, 11/15/2028	410,000	431,254
2.90%, 11/15/2029	880,000	929,350
3.15%, 11/15/2039	1,680,000	1,734,382
3.35%, 11/15/2044	130,000	134,293
Series C,
2.35%, 11/15/2027	245,000	252,164
2.50%, 11/15/2028	550,000	567,539
2.75%, 11/15/2031	2,120,000	2,170,880
Series D-1,
2.50%, 11/15/2026	510,000	534,215
2.65%, 11/15/2027	755,000	792,833
2.80%, 11/15/2028	570,000	600,261
2.95%, 11/15/2029	350,000	369,124

		9,733,666

Maryland - 0.2%
City of Baltimore, Revenue Bonds, Series C, 5.00%, 07/01/2028	50,000	57,208
City of Rockville, Revenue Bonds
Series A-2,
2.25%, 11/01/2022	250,000	253,335
5.00%, 11/01/2023	345,000	386,065
Series A1,
5.00%, 11/01/2021 - 11/01/2023	550,000	601,647
Series C,
3.00%, 11/01/2025	1,500,000	1,506,645
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, 5.00%, 07/01/2021	35,000	37,243
Montgomery County Revenue Authority, Revenue Bonds, Series A, 4.00%, 11/01/2020	85,000	87,322

		2,929,465

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Massachusetts - 0.9%
Commonwealth of Massachusetts, General Obligation Limited, Series A, 5.00%, 07/01/2037	$ 45,000	$ 52,797
Lynn Housing Authority & Neighborhood Development, Revenue Bonds
4.25%, 10/01/2028	315,000	336,855
4.38%, 10/01/2029	300,000	321,387
Massachusetts Development Finance Agency, Revenue Bonds
5.00%, 10/01/2039	250,000	283,302
Series I,
5.00%, 07/01/2025 - 07/01/2026	1,080,000	1,284,204
Series K,
4.00%, 07/01/2038	5,410,000	5,883,970
Series S-2,
Fixed until 01/30/2025, 5.00% (C), 07/01/2038	75,000	88,701
Massachusetts Housing Finance Agency, Revenue Bonds
Series 178,
3.70%, 12/01/2033	940,000	994,003
Series 183,
2.80%, 06/01/2031	1,575,000	1,619,116
Series 187, FNMA,
2.65%, 12/01/2027	740,000	779,701
2.80%, 06/01/2028 - 12/01/2028	2,915,000	3,051,978
Series C,
2.40%, 12/01/2025	210,000	222,178
2.60%, 12/01/2026	150,000	157,113
2.70%, 06/01/2027	150,000	160,688
2.85%, 06/01/2028	160,000	169,766
2.90%, 12/01/2028	125,000	132,555

		15,538,314

Michigan - 3.4%
Allendale Public School District, General Obligation Unlimited, 5.00%, 11/01/2026	100,000	121,876
Capac Community School District, General Obligation Unlimited BAM, 4.00%, 05/01/2027 - 05/01/2031	1,240,000	1,439,647
City of Detroit Sewage Disposal System Revenue, Revenue Bonds Series A, AGM, 5.25%, 07/01/2023 - 07/01/2024	90,000	104,046
Clarkston Community Schools, General Obligation Unlimited, Series I, 5.00%, 05/01/2041	20,000	23,451
Decatur Public School District, General Obligation Unlimited, 3.00%, 05/01/2022	145,000	150,954
Detroit Wayne County Stadium Authority, Revenue Bonds, AGM, 5.00%, 10/01/2026	2,775,000	3,020,504

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Downtown Development Authority, Tax Allocation, 5.00%, 07/01/2048	$ 10,000,000	$ 11,100,700
East Lansing Economic Development Corp., Revenue Bonds, Series B, 2.95%, 07/01/2020	50,000	50,345
Fitzgerald Public School District, General Obligation Unlimited, BAM, 4.00%, 05/01/2025	630,000	703,886
Forest Hills Public Schools, General Obligation Unlimited, Series I, 3.00%, 05/01/2024	85,000	91,236
Grand Rapids Economic Development Corp., Revenue Bonds, 3.00%, 11/01/2022	1,630,000	1,636,781
Grand Rapids Public Schools, General Obligation Unlimited AGM, 5.00%, 05/01/2030 - 11/01/2039	1,730,000	2,106,660
Lake City Area Schools, General Obligation Unlimited, BAM, 5.00%, 05/01/2035	2,725,000	3,190,157
Meridian Economic Development Corp., Revenue Bonds
Series A,
2.95%, 07/01/2020	450,000	453,100
3.25%, 07/01/2021	605,000	617,765
Michigan Finance Authority, Revenue Bonds
5.00%, 12/01/2035	1,340,000	1,434,644
5.25%, 10/01/2043	20,000	22,463
Michigan State Hospital Finance Authority, Revenue Bonds
Series F,
Fixed until 04/01/2021, 1.90% (C), 11/15/2047	1,320,000	1,332,857
Fixed until 03/15/2023, 2.40% (C), 11/15/2047	745,000	767,939
Michigan State Housing Development Authority, Revenue Bonds
Series B,
3.25%, 12/01/2032	3,835,000	4,031,352
Series D,
3.65%, 10/01/2032	2,700,000	2,768,229
Michigan Strategic Fund, Revenue Bonds, 5.00%, 11/15/2049	2,500,000	2,869,925
Saranac Community Schools, General Obligation Unlimited
4.00%, 05/01/2030 - 05/01/2031	825,000	933,165
Series A,
4.00%, 05/01/2025	130,000	146,920

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Southgate Community School District, General Obligation Unlimited 5.00%, 05/01/2032 - 05/01/2035	$ 1,950,000	$ 2,302,157
Stockbridge Community Schools, General Obligation Unlimited, Series A, 5.00%, 05/01/2031	375,000	446,692
Sturgis Public School District, General Obligation Unlimited, Series A, 5.00%, 05/01/2026	45,000	53,271
Warren Consolidated Schools, General Obligation Unlimited
AGM,
4.00%, 05/01/2025 - 05/01/2027	700,000	798,824
Series B, BAM,
5.00%, 05/01/2023 - 05/01/2025	6,710,000	7,780,892
Wayne County Airport Authority, Revenue Bonds, Series A, 5.00%, 12/01/2032	250,000	305,728
Zeeland Public Schools, General Obligation Unlimited Series B, BAM, 5.00%, 05/01/2026 - 05/01/2030	5,820,000	7,217,629

		58,023,795

Minnesota - 1.2%
City of Apple Valley, Revenue Bonds, 4.25%, 09/01/2038	1,000,000	1,039,170
City of Deephaven, Revenue Bonds
Series A,
4.38%, 10/01/2027	250,000	259,095
4.40%, 07/01/2025	125,000	131,400
City of Red Wing, Revenue Bonds, Class A, 5.00%, 08/01/2047	1,250,000	1,306,612
City of St. Cloud, Revenue Bonds, Series A, 3.00%, 04/01/2021	250,000	170,000
City of Stillwater, Tax Allocation
3.00%, 02/01/2021 - 02/01/2027	2,455,000	2,528,731
4.00%, 02/01/2030	750,000	795,825
County of Chippewa, Revenue Bonds 4.00%, 03/01/2023 - 03/01/2026	5,460,000	5,871,054
Dakota County Community Development Agency, Revenue Bonds, Series A, 5.00%, 09/01/2029	705,000	756,853
Housing & Redevelopment Authority of the City of St. Paul, Revenue Bonds
Series A,
5.00%, 11/15/2025 - 12/01/2030	850,000	1,002,984
Series B,
4.25%, 04/01/2025	170,000	174,461
Minnesota Housing Finance Agency, Revenue Bonds
Series A,
4.00%, 08/01/2031	100,000	111,027

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Minnesota (continued)
Minnesota Housing Finance Agency, Revenue Bonds (continued)
Series B,
3.20%, 07/01/2025	$ 75,000	$ 75,718
Series C, GNMA, FNMA, FHLMC,
2.80%, 07/01/2024	120,000	125,243
2.95%, 07/01/2025	80,000	84,328
Series E, GNMA, FNMA, FHLMC,
3.30%, 01/01/2034	3,570,000	3,765,814
Series F,
2.90%, 01/01/2026	255,000	269,084
2.95%, 07/01/2026	310,000	327,338
Series F, GNMA, FNMA, FHLMC,
2.30%, 07/01/2032	1,280,000	1,252,416
Township of Baytown, Revenue Bonds, Series A, 4.00%, 08/01/2036	675,000	692,226

		20,739,379

Mississippi - 1.0%
Mississippi Development Bank, Revenue Bonds
4.00%, 07/01/2049	400,000	438,672
AGM,
6.88%, 12/01/2040	340,000	403,512
AGM-CR,
5.25%, 02/01/2049	7,500,000	9,254,025
Series A,
5.00%, 03/01/2022	650,000	656,903
Mississippi Home Corp., Revenue Bonds
Series A, GNMA, FNMA, FHLMC,
2.20%, 12/01/2024	695,000	717,685
2.35%, 06/01/2025	320,000	333,741
2.45%, 12/01/2025	520,000	546,697
2.70%, 12/01/2026	475,000	505,528
2.75%, 06/01/2027	150,000	159,841
2.80%, 12/01/2027	75,000	80,541
2.85%, 06/01/2028	170,000	182,709
2.95%, 12/01/2028	535,000	576,056
Series E, GNMA, FNMA, FHLMC,
3.00%, 12/01/2028	80,000	84,385
West Rankin Utility Authority, Revenue Bonds AGM, 5.00%, 01/01/2037 - 01/01/2038	3,155,000	3,610,926

		17,551,221

Missouri - 1.0%
Belton School District No. 124, Certificate of Participation, AGM, 5.00%, 01/15/2044	700,000	781,529
Branson Industrial Development Authority, Revenue Bonds
Series A,
3.00%, 11/01/2019 - 11/01/2021	1,135,000	1,141,498
4.00%, 11/01/2022	350,000	363,503
City of Kansas City, Revenue Bonds, Series A, 5.00%, 09/01/2034	100,000	100,247

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Missouri (continued)
Hannibal Industrial Development Authority, Revenue Bonds, 5.00%, 10/01/2037	$ 1,500,000	$ 1,752,090
Industrial Development Authority of the City of St. Louis, Tax Allocation, 3.75%, 11/01/2027	460,000	472,931
Lincoln University Auxiliary System Revenue, Revenue Bonds
AGM,
4.00%, 06/01/2035 - 06/01/2037	840,000	917,072
5.00%, 06/01/2027	870,000	1,056,041
Missouri Housing Development Commission, Revenue Bonds
Series B, GNMA, FNMA, FHLMC,
2.50%, 05/01/2029	5,000	5,126
2.55%, 11/01/2029	455,000	471,635
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds, 5.00%, 12/01/2043	750,000	884,625
Missouri State Board of Public Buildings, Revenue Bonds, Series A, 2.25%, 04/01/2029	470,000	477,337
Missouri State Health & Educational Facilities Authority, Revenue Bonds Series A, 5.00%, 02/01/2029 - 02/01/2042	2,895,000	3,310,866
St. Louis County Industrial Development Authority, Special Assessment, 2.38%, 03/01/2020 (A)	300,000	300,132
St. Louis Municipal Finance Corp., Revenue Bonds Series A, AGM, 5.00%, 02/15/2030 - 02/15/2033	4,160,000	4,990,839

		17,025,471

Montana - 0.2%
Missoula High School District No. 1, General Obligation Unlimited, 4.00%, 07/01/2034	345,000	390,719
Montana Board of Housing, Revenue Bonds, Series A, 3.75%, 12/01/2038	345,000	369,012
Montana Facility Finance Authority, Revenue Bonds
5.00%, 07/01/2030	575,000	713,218
Series C,
5.00%, 06/01/2024 - 06/01/2025	1,460,000	1,690,840

		3,163,789

Nebraska - 0.6%
Central Plains Energy Project, Revenue Bonds, Series A, 5.00%, 09/01/2034	880,000	1,149,606
City of La Vista, Revenue Bonds
3.00%, 07/15/2034	475,000	482,296
3.25%, 07/15/2042	1,375,000	1,388,365

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Nebraska (continued)
Madison County Hospital Authority No. 1, Revenue Bonds, Series V, 5.00%, 07/01/2025	$ 1,765,000	$ 2,040,216
Omaha Public Power District, Revenue Bonds Series A, 5.00%, 02/01/2033 - 02/01/2034	4,025,000	4,669,782
Papio-Missouri River Natural Resource District, General Obligation Limited 4.00%, 12/15/2027 - 12/15/2029	425,000	455,303
Thurston County School District No. 16, General Obligation Limited, 3.88%, 06/15/2029	100,000	102,005

		10,287,573

Nevada - 0.3%
City of Carson City, Revenue Bonds, 5.00%, 09/01/2034	700,000	827,925
City of Las Vegas, Revenue Bonds, 2.75%, 06/15/2021 (A)	115,000	115,161
County of Washoe, Revenue Bonds, Series B, Fixed until 06/01/2022, 3.00% (C), 03/01/2036	1,200,000	1,247,100
Henderson Local Improvement Districts, Special Assessment
2.00%, 09/01/2023	355,000	357,141
2.25%, 09/01/2024	550,000	559,031
2.38%, 03/01/2021 - 03/01/2022	1,240,000	1,259,174
2.50%, 03/01/2023 - 09/01/2025	1,390,000	1,425,727
Las Vegas Special Improvement District Nos. 808 & 810, Special Assessment, 4.00%, 06/01/2020	175,000	176,858
Nevada System of Higher Education, Revenue Bonds Series A, 5.00%, 07/01/2021 - 07/01/2024	50,000	54,855

		6,022,972

New Hampshire - 0.1%
New Hampshire Housing Finance Authority, Revenue Bonds, 3.55%, 07/01/2037	925,000	971,639

New Jersey - 7.7%
Camden County Improvement Authority, Revenue Bonds
5.00%, 01/15/2026	255,000	293,367
Series A,
5.00%, 01/15/2029	10,000	11,775
City of Atlantic City, General Obligation Unlimited, Series B, AGM, 5.00%, 03/01/2037	950,000	1,118,444
City of Bayonne, General Obligation Unlimited, AGM, 5.00%, 08/01/2024	70,000	81,208

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
City of Newark, General Obligation Unlimited, Series A, 5.00%, 10/01/2020	$ 55,000	$ 56,392
City of Paterson, General Obligation Unlimited, BAM, 5.00%, 01/15/2024	355,000	390,085
City of Trenton, General Obligation Unlimited
AGM,
5.00%, 07/15/2034	200,000	242,558
BAM,
5.00%, 07/15/2022 - 12/01/2023	5,805,000	6,423,123
Cumberland County Improvement Authority, Revenue Bonds BAM, 5.00%, 12/15/2023 - 12/15/2024	845,000	988,785
Essex County Improvement Authority, Revenue Bonds
4.00%, 11/01/2045 (D)	3,475,000	3,831,222
Series A,
5.00%, 12/01/2035 12/10/2015 (G)	535,000	481,500
Garden State Preservation Trust, Revenue Bonds
Series A, AGM,
5.75%, 11/01/2028	4,950,000	6,217,398
Series C, AGM,
5.13%, 11/01/2019	105,000	105,000
5.25%, 11/01/2021	45,000	48,330
Greater Egg Harbor Regional High School District, General Obligation Unlimited
AGM,
4.00%, 02/01/2030	150,000	167,564
5.00%, 02/01/2023 - 02/01/2024	2,345,000	2,689,611
Little Egg Harbor Board of Education, General Obligation Unlimited, AGM, 4.00%, 01/15/2021	125,000	129,116
New Jersey Building Authority, Revenue Bonds
Series A,
5.00%, 12/15/2022	45,000	45,100
Series A, BAM,
5.00%, 06/15/2028	475,000	563,018
New Jersey Economic Development Authority, Revenue Bonds
Series A,
3.50%, 09/01/2022 (A)	120,000	121,274
4.25%, 09/01/2027 (A)	200,000	214,460
5.00%, 06/15/2022 - 06/15/2025	8,675,000	9,781,049
5.00%, 09/01/2037 (A)	750,000	823,695
Series A, BAM,
3.13%, 07/01/2031	2,440,000	2,537,624
5.00%, 06/15/2021 - 07/01/2028	12,830,000	14,720,976
Series A, BAM-TCRS,
5.00%, 06/15/2027 - 06/15/2030	15,850,000	19,275,303

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Revenue Bonds (continued)
Series B,
4.25%, 09/01/2022 (A)	$ 140,000	$ 140,678
Series C,
4.00%, 06/15/2025	1,825,000	1,990,071
Series C, BAM-TCRS,
5.00%, 06/15/2026	2,755,000	3,287,294
Series DDD,
5.00%, 06/15/2024	2,000,000	2,274,880
Series DDD, BAM-TCRS,
5.00%, 06/15/2026 - 06/15/2035	7,085,000	8,532,205
Series K, AMBAC,
5.50%, 12/15/2019	100,000	100,452
Series PP, AGM-CR,
5.00%, 06/15/2025	14,450,000	16,526,609
Series UU, AGM-CR,
5.00%, 06/15/2025	905,000	1,035,058
New Jersey Educational Facilities Authority, Revenue Bonds
Series D, AGM,
5.00%, 07/01/2024	2,485,000	2,878,848
Series E, BAM,
5.00%, 07/01/2023	155,000	174,339
Series F, AGC,
4.00%, 07/01/2020	635,000	646,113
Series H, AGM,
5.00%, 07/01/2026	610,000	721,203
New Jersey Health Care Facilities Financing Authority, Revenue Bonds
5.00%, 07/01/2023	50,000	54,909
Series A, AGM,
5.00%, 07/01/2024 - 07/01/2046	1,025,000	1,174,145
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Series A, 2.38%, 12/01/2029	4,930,000	4,975,504
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds
Series A,
2.60%, 11/01/2024	2,120,000	2,210,248
2.85%, 11/01/2025	1,830,000	1,938,153
Series B,
2.00%, 05/01/2021	3,825,000	3,858,010
Series F, FHLMC,
3.35%, 12/01/2030	1,255,000	1,326,824
New Jersey Transportation Trust Fund Authority, Revenue Bonds
Series A, AGM-CR,
5.50%, 12/15/2022	3,030,000	3,404,781
Series B, AMBAC,
5.25%, 12/15/2023	30,000	34,211
New Jersey Turnpike Authority, Revenue Bonds, Series B, 5.00%, 01/01/2033	15,000	18,487

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
Newark Housing Authority Scholarship Foundation, Revenue Bonds, AGM, 4.00%, 12/01/2030	$ 100,000	$ 110,121
Parking Authority of the City of Trenton, Revenue Bonds Series B, AGM, 4.00%, 04/01/2023 - 04/01/2028	1,620,000	1,784,935
Passaic County Improvement Authority, Revenue Bonds, 5.00%, 05/01/2020	145,000	147,736
River Edge School District, General Obligation Unlimited, 3.00%, 02/01/2020	25,000	25,108
South Jersey Transportation Authority, Revenue Bonds, Series A, NATL, 4.50%, 11/01/2035	105,000	105,211
Tobacco Settlement Financing Corp., Revenue Bonds, Series A, 5.00%, 06/01/2023	25,000	27,878
Town of Kearny, General Obligation Unlimited, Series A, AGM, 5.00%, 02/01/2023	535,000	593,005
Township of Lakewood, General Obligation Unlimited, BAM, 4.00%, 11/01/2019	45,000	45,000

		131,499,993

New Mexico - 0.3%
City of Farmington, Revenue Bonds
Fixed until 06/01/2022, 2.13% (C), 06/01/2040	1,450,000	1,462,108
Series A,
Fixed until 04/01/2020, 1.88% (C), 04/01/2029	1,950,000	1,951,404
New Mexico Mortgage Finance Authority, Revenue Bonds
Series A-1,
1.65%, 09/01/2021	15,000	15,070
Series A-1, GNMA, FNMA, FHLMC,
3.45%, 07/01/2033	1,025,000	1,092,168
3.70%, 07/01/2038	1,065,000	1,132,297

		5,653,047

New York - 4.1%
Brooklyn Arena Local Development Corp., Revenue Bonds, Series A, AGM, 4.00%, 07/15/2035	2,400,000	2,659,896
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds
5.00%, 10/01/2037	400,000	479,344
Series A,
3.88%, 08/01/2027	2,545,000	2,706,506
5.00%, 08/01/2037	1,320,000	1,463,576

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Buffalo Municipal Water Finance Authority, Revenue Bonds, Series A, AGM, 5.00%, 07/01/2039	$ 600,000	$ 713,730
Build Resource Corp., Revenue Bonds, 5.00%, 07/01/2041	100,000	111,496
City of Niagara Falls, General Obligation Limited, BAM, 5.00%, 05/15/2028	55,000	66,321
County of Suffolk, General Obligation Limited
Series A, AGM,
3.00%, 06/15/2025	1,505,000	1,622,375
Series D, BAM,
4.00%, 10/15/2027 - 10/15/2029	11,335,000	13,107,006
5.00%, 10/15/2023	115,000	130,855
Dutchess County Local Development Corp., Revenue Bonds 5.00%, 07/01/2032 - 07/01/2036	555,000	648,094
Jefferson County Civic Facility Development Corp., Revenue Bonds, Series A, 4.00%, 11/01/2030	350,000	382,494
Lockport City School District, General Obligation Unlimited
2.25%, 08/01/2027	620,000	650,957
2.50%, 08/01/2028	1,145,000	1,206,727
Metropolitan Transportation Authority, Revenue Bonds
Series A,
5.00%, 11/15/2025	50,000	55,696
Series D,
5.00%, 11/15/2030	2,500,000	2,749,500
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds, Series A, 5.00%, 11/15/2051	2,000,000	2,125,260
New York City Housing Development Corp., Revenue Bonds
Series A, AGM,
4.10%, 07/01/2042	25,000	25,957
Series C-1,
2.25%, 05/01/2026	705,000	725,981
2.30%, 11/01/2026	925,000	956,635
2.40%, 05/01/2027	850,000	874,990
2.45%, 11/01/2027	190,000	195,390
2.55%, 05/01/2028	320,000	329,974
Series I, FNMA,
Fixed until 02/01/2026, 2.95% (C), 11/01/2045	4,950,000	5,221,755
New York City Industrial Development Agency, Revenue Bonds, FGIC, 4.50%, 03/01/2039	245,000	245,380
New York Liberty Development Corp., Revenue Bonds, 2.80%, 09/15/2069	1,500,000	1,529,565

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
New York State Dormitory Authority, Revenue Bonds Series A, 5.00%, 12/15/2029 - 08/01/2035	$ 4,045,000	$ 4,648,841
New York State Housing Finance Agency, Revenue Bonds
Series E, GNMA, FNMA, FHLMC,
1.00%, 11/01/2019	690,000	690,000
Series H, GNMA, FNMA, FHLMC,
1.60%, 05/01/2021	2,750,000	2,750,358
1.65%, 11/01/2021	4,970,000	4,987,842
New York State Thruway Authority, Revenue Bonds, Series A, 5.00%, 01/01/2051	385,000	443,066
Niagara Tobacco Asset Securitization Corp., Revenue Bonds, 4.00%, 05/15/2029	145,000	146,215
North East Joint Fire District, General Obligation Limited, Series A, BAM, 3.50%, 12/15/2019	60,000	60,164
Oneida County Local Development Corp. Revenue 4.00%, 12/01/2049 (D)	3,000,000	3,288,720
Port Authority of New York & New Jersey, Revenue Bonds
5.00%, 09/01/2048	2,160,000	2,637,792
5.25%, 11/15/2056	500,000	601,610
State of New York Mortgage Agency, Revenue Bonds
Series 190,
3.45%, 10/01/2030	110,000	115,772
Series 197,
1.90%, 04/01/2025	925,000	942,288
Town of North Hempstead, General Obligation Limited
Series A,
2.50%, 03/15/2030	1,455,000	1,499,639
2.75%, 03/15/2031 - 03/15/2033	3,165,000	3,283,412
Town of Oyster Bay, General Obligation Limited, AGM-CR, 4.00%, 02/15/2024	1,035,000	1,143,385
TSASC, Inc., Revenue Bonds, Series A, 5.00%, 06/01/2024	140,000	160,892
Westchester County Local Development Corp., Revenue Bonds, 5.00%, 11/01/2026	675,000	789,804
Windsor Central School District, General Obligation Unlimited
2.00%, 06/15/2020	115,000	115,673
3.00%, 06/15/2030 - 06/15/2031	285,000	302,110

		69,593,043

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Carolina - 0.9%
City of Charlotte, Certificate of Participation, Series A, 5.00%, 12/01/2021	$ 25,000	$ 26,968
North Carolina Housing Finance Agency, Revenue Bonds
2.63%, 07/01/2039	3,815,000	3,737,098
2.85%, 01/01/2043	3,115,000	3,061,453
Series 37-B, GNMA, FNMA,
1.95%, 07/01/2023	20,000	20,396
Series 38-B,
2.38%, 01/01/2025	2,050,000	2,142,721
2.45%, 07/01/2025	1,205,000	1,268,516
2.65%, 01/01/2026	1,055,000	1,109,143
2.80%, 01/01/2027	80,000	85,819
North Carolina Medical Care Commission, Revenue Bonds, 5.00%, 01/01/2038	620,000	700,234
Winston-Salem State University, Revenue Bonds BAM, 5.00%, 06/01/2029 - 06/01/2036	3,495,000	4,118,922

		16,271,270

North Dakota - 0.8%
Burleigh County Health Care Revenue, Revenue Bonds
3.60%, 05/01/2024	285,000	290,811
5.00%, 05/01/2037	2,000,000	2,098,240
City of Mandan, Revenue Bonds, Series A, 4.00%, 09/01/2034	1,010,000	1,094,608
County of Burleigh Multi-County Sales Tax Revenue, Revenue Bonds Series A, AGM, 3.00%, 11/01/2024 - 11/01/2025	905,000	946,658
Fargo Public School District No. 1, General Obligation Limited, Series A, 3.00%, 08/01/2026	25,000	26,700
Jamestown Park District, Revenue Bonds
Series A,
3.00%, 07/01/2035	3,730,000	3,810,904
4.00%, 07/01/2026 - 07/01/2031	2,235,000	2,446,112
North Dakota Housing Finance Agency, Revenue Bonds
2.80%, 07/01/2023	55,000	57,429
Series C,
2.55%, 01/01/2028	775,000	800,846
Series D,
2.80%, 01/01/2025	810,000	866,595
2.85%, 07/01/2025	745,000	801,650

		13,240,553

Ohio - 1.6%
Brunswick City School District, General Obligation Unlimited Series A, 5.00%, 12/01/2027 - 12/01/2037	1,485,000	1,661,208

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2,
5.13%, 06/01/2024	$ 1,445,000	$ 1,446,980
5.38%, 06/01/2024	360,000	360,392
Cardinal Local School District, Certificate of Participation, 5.25%, 04/01/2038	2,160,000	2,230,632
Cleveland Heights & University Heights City School District, General Obligation Unlimited 4.00%, 12/01/2029 - 12/01/2030	1,095,000	1,265,756
Cleveland-Cuyahoga County Port Authority, Revenue Bonds Series C, 3.00%, 05/15/2020 - 11/15/2023	605,000	625,188
Cleveland-Cuyahoga County Port Authority, Tax Allocation Series D, 3.00%, 05/15/2020 - 05/15/2023	1,620,000	1,658,650
Conotton Valley Union Local School District, Certificate of Participation MAC, 4.00%, 12/01/2035 - 12/01/2042	1,150,000	1,242,655
County of Butler, Revenue Bonds, 5.00%, 11/15/2027	65,000	80,621
County of Lucas, Revenue Bonds, 5.00%, 11/15/2023	810,000	858,454
County of Scioto, Revenue Bonds, AGM-CR, 3.50%, 02/15/2038	2,155,000	2,260,810
County of Warren, Revenue Bonds
5.00%, 07/01/2023	250,000	280,715
Series A,
4.00%, 07/01/2045	500,000	536,385
Dayton-Montgomery County Port Authority, Revenue Bonds, Series 1, 6.13%, 01/15/2025	730,000	754,638
East Knox Local School District, General Obligation Unlimited, BAM, 4.00%, 12/01/2030	260,000	292,235
Euclid City School District, Certificate of Participation, BAM, 4.00%, 12/01/2044	850,000	914,914
Little Miami Local School District, General Obligation Unlimited, Series B, 5.00%, 11/01/2048	2,000,000	2,293,680
Ohio Higher Educational Facility Commission, Revenue Bonds
5.75%, 11/15/2035	25,000	25,565
AGM,
5.25%, 11/15/2040	40,000	40,717

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Ohio Housing Finance Agency, Revenue Bonds
Series D, GNMA, FNMA, FHLMC,
3.05%, 09/01/2032	$ 2,140,000	$ 2,235,701
3.40%, 09/01/2037	4,145,000	4,325,349
Pinnacle Community Infrastructure Financing Authority, Revenue Bonds, Series A, AGM, 4.00%, 12/01/2031	1,095,000	1,214,848
State of Ohio, Revenue Bonds, Series C, 3.25%, 01/15/2023	100,000	100,134
Summit County Development Finance Authority, Revenue Bonds
4.00%, 12/01/2028 - 12/01/2034	1,100,000	1,170,609
Series C,
4.00%, 11/15/2024 - 11/15/2025	155,000	171,283
Willoughby-Eastlake City School District, Certificate of Participation, BAM, 4.00%, 03/01/2025	145,000	162,629

		28,210,748

Oklahoma - 0.6%
Caddo County Governmental Building Authority, Revenue Bonds, 5.00%, 09/01/2027	435,000	512,722
Cleveland County Educational Facilities Authority, Revenue Bonds, 5.00%, 06/01/2023	45,000	50,677
Garfield County Educational Facilities Authority, Revenue Bonds, Series A, 5.00%, 09/01/2027	1,315,000	1,591,229
Grady County School Finance Authority, Revenue Bonds
3.00%, 12/01/2028 - 12/01/2030	290,000	292,324
4.00%, 12/01/2023 - 09/01/2029	950,000	1,016,007
5.00%, 09/01/2022 - 12/01/2027	3,725,000	4,331,524
Jefferson County Educational Facilities Authority, Revenue Bonds
3.25%, 12/01/2023	135,000	139,531
3.38%, 12/01/2024	135,000	141,325
Oklahoma Development Finance Authority, Revenue Bonds, 5.00%, 06/01/2020	25,000	25,541
Oklahoma Housing Finance Agency, Revenue Bonds, Series A, GNMA, FNMA, FHLMC, 2.75%, 09/01/2034	2,030,000	2,058,440
Oklahoma Water Resources Board, Revenue Bonds, Series B, 4.75%, 04/01/2039	55,000	57,415

		10,216,735

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Oregon - 0.9%
County of Jackson Airport Revenue, Revenue Bonds AGM, 5.00%, 12/01/2030 - 12/01/2032	$ 305,000	$ 364,795
Klamath Falls Intercommunity Hospital Authority, Revenue Bonds, 3.00%, 09/01/2035	820,000	848,175
Oregon State Facilities Authority, Revenue Bonds
Series A,
5.00%, 10/01/2021	440,000	467,914
5.50%, 06/15/2035 (A)	750,000	787,185
State of Oregon Housing & Community Services Department, Revenue Bonds
Series A,
2.45%, 07/01/2034	3,360,000	3,332,851
2.65%, 07/01/2039	7,650,000	7,522,627
Series D,
2.30%, 01/01/2026	795,000	817,284
2.45%, 01/01/2027	1,220,000	1,259,259
Warm Springs Reservation Confederated Tribe, Revenue Bonds Series B, 5.00%, 11/01/2034 - 11/01/2036 (A)	600,000	706,988

		16,107,078

Pennsylvania - 7.1%
Allegheny County Sanitary Authority, Revenue Bonds
AGM,
4.00%, 12/01/2035	345,000	386,690
5.00%, 12/01/2024	30,000	35,614
Allentown City School District, General Obligation Limited, AGM, 4.00%, 02/15/2023	5,395,000	5,795,039
Altoona Area School District, General Obligation Limited, BAM, 5.00%, 12/01/2036	255,000	298,442
Bristol Township School District, General Obligation Limited, BAM-TCRS, 5.00%, 06/01/2027	80,000	89,386
Bucks County Industrial Development Authority, Revenue Bonds
4.00%, 08/15/2050	6,510,000	6,956,846
5.00%, 10/01/2033 - 10/01/2037	1,950,000	2,198,166
Central Bradford Progress Authority, Revenue Bonds, 5.25%, 12/01/2019	95,000	95,286
Centre County Hospital Authority, Revenue Bonds, 3.00%, 11/15/2019	300,000	300,147
Chartiers Valley School District, General Obligation Limited, Series B, 5.00%, 10/15/2040	10,000	11,501

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Cheltenham Township School District, General Obligation Limited, Series A, 5.00%, 02/15/2033	$ 90,000	$ 103,431
City of Philadelphia Water & Wastewater Revenue, Revenue Bonds, Series C, AGM, 5.00%, 08/01/2020	110,000	113,092
City of Reading, General Obligation Unlimited, BAM, 5.00%, 11/01/2021	675,000	719,449
Columbia Borough School District, General Obligation Limited, BAM, 2.80%, 02/15/2021	530,000	530,329
Commonwealth Financing Authority, Revenue Bonds, Series B-1, AGM, 5.00%, 06/01/2025	2,900,000	3,425,045
Commonwealth of Pennsylvania, General Obligation Unlimited Series A, AGM-CR, 4.00%, 09/15/2030 - 09/15/2031	19,600,000	22,168,906
County of Lackawanna, General Obligation Unlimited BAM, 4.00%, 09/15/2032 - 09/15/2033	6,965,000	7,850,123
Erie County Conventional Center Authority, Revenue Bonds, 5.00%, 01/15/2026	1,725,000	2,038,760
Fairview School District, General Obligation Limited Series A, 4.00%, 02/01/2024 - 02/01/2026	365,000	405,282
Indiana County Hospital Authority, Revenue Bonds, Series A, 5.50%, 06/01/2029	250,000	270,888
Lancaster Industrial Development Authority, Revenue Bonds, 4.00%, 12/01/2044	1,070,000	1,151,727
Lancaster School District, General Obligation Limited, Series A, AGM, 5.00%, 06/01/2031	735,000	863,346
Nazareth Area School District, General Obligation Limited, Series D, 5.00%, 11/15/2035	10,000	11,803
Paradise Township Sewer Authority, Revenue Bonds BAM, 4.00%, 10/15/2035 - 10/15/2038	440,000	475,628
Penn Delco School District 4.00%, 06/01/2045 (D)	2,475,000	2,665,921

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Penn Hills School District, General Obligation Limited
BAM,
5.00%, 11/15/2023 - 11/15/2024	$ 180,000	$ 206,699
Series A, BAM,
5.00%, 11/15/2025	110,000	130,460
Pennsylvania Economic Development Financing Authority, Revenue Bonds, AGM, 5.00%, 01/01/2034	180,000	201,062
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, 5.00%, 07/15/2020	50,000	51,180
Pennsylvania Housing Finance Agency, Revenue Bonds
2.20%, 04/01/2027	670,000	684,291
2.25%, 10/01/2027	660,000	674,500
2.35%, 04/01/2028	1,405,000	1,426,005
2.40%, 10/01/2028	1,360,000	1,384,113
2.45%, 04/01/2029 - 10/01/2029	2,600,000	2,645,668
2.55%, 04/01/2030	1,280,000	1,312,141
2.60%, 10/01/2030	1,395,000	1,431,409
Series 119,
1.85%, 04/01/2022	620,000	626,330
Series 121,
2.20%, 04/01/2026	1,955,000	1,994,823
2.25%, 10/01/2026	1,275,000	1,298,371
2.35%, 04/01/2027	3,505,000	3,553,404
Series 124B,
2.30%, 04/01/2026	1,415,000	1,467,680
2.40%, 10/01/2026	745,000	772,915
2.45%, 04/01/2027	1,600,000	1,651,456
2.55%, 10/01/2027	1,450,000	1,507,985
2.65%, 04/01/2028	1,700,000	1,770,448
2.75%, 10/01/2028	1,580,000	1,647,798
Pennsylvania Turnpike Commission, Revenue Bonds
5.00%, 12/01/2037	15,000	16,284
Series A, AGM,
4.00%, 12/01/2049	11,725,000	13,003,142
Series B,
5.00%, 12/01/2034 - 12/01/2038	1,305,000	1,583,643
Series B, BAM-TCRS,
5.25%, 12/01/2044	8,275,000	9,458,821
Perkasie Regional Authority, Revenue Bonds, BAM, 2.75%, 02/01/2025	50,000	50,186
Philadelphia Gas Works Co., Revenue Bonds
4.00%, 10/01/2036 - 10/01/2037	425,000	460,061
5.00%, 08/01/2024	150,000	174,315
Reading School District, General Obligation Unlimited Series A, AGM, 5.00%, 02/01/2026 - 02/01/2027	2,115,000	2,471,654

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
School District of Philadelphia, General Obligation Unlimited, Series A, NATL, 4.38%, 06/01/2034	$ 50,000	$ 50,071
State Public School Building Authority, Revenue Bonds
5.00%, 09/15/2021 - 09/15/2022	180,000	194,806
5.25%, 03/01/2020	115,000	116,500
AGM,
5.00%, 10/01/2020 - 10/01/2023	260,000	281,464
Series A, AGM,
5.00%, 10/01/2020 - 09/15/2021	975,000	1,032,762
Sto Rox School District, General Obligation Limited, BAM, 3.13%, 12/15/2027	100,000	102,982
Township of Warrington, General Obligation Unlimited, 2.40%, 12/01/2024	300,000	300,213
Wilkes-Barre Area School District, General Obligation Limited
BAM,
4.00%, 04/15/2054	1,505,000	1,647,809
5.00%, 04/15/2059	4,000,000	4,741,640

		121,085,938

Puerto Rico - 1.5%
Children’s Trust Fund, Revenue Bonds, 5.63%, 05/15/2043	125,000	127,213
Commonwealth of Puerto Rico, General Obligation Unlimited
AGC-ICC,
5.00%, 07/01/2034	150,000	153,214
AGM,
5.13%, 07/01/2030	10,000	10,278
5.25%, 07/01/2020	60,000	61,128
AGM-CR,
4.50%, 07/01/2023	100,000	100,285
Series A, AGC-ICC,
5.00%, 07/01/2020 - 07/01/2034	565,000	576,550
5.25%, 07/01/2020	275,000	278,965
5.50%, 07/01/2029	140,000	158,196
Series A, AGC-ICC, FGIC,
5.50%, 07/01/2020	175,000	178,574
Series A, AGM,
4.00%, 07/01/2022	470,000	482,516
5.00%, 07/01/2035	1,645,000	1,722,101
5.25%, 07/01/2024	210,000	220,158
6.00%, 07/01/2034	440,000	463,302
Series A-4, AGM,
5.00%, 07/01/2031	115,000	116,449
Series B, AGC-ICC,
5.00%, 07/01/2035	715,000	729,758
Series C, AGM,
5.75%, 07/01/2037	305,000	315,016
Series D, AGM,
4.13%, 07/01/2020	80,000	80,059

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Series A, AGC, 5.13%, 07/01/2047	$ 470,000	$ 483,296
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, AGC,
4.50%, 07/01/2036	1,765,000	1,769,677
5.00%, 07/01/2027	535,000	548,578
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, AGM,
3.65%, 07/01/2024	620,000	620,087
5.00%, 07/01/2023	40,000	40,674
Series RR, AGC,
5.00%, 07/01/2028	345,000	353,722
Series RR, AGM,
5.00%, 07/01/2020	1,075,000	1,088,061
Series SS, AGC,
4.38%, 07/01/2030	145,000	145,338
Series SS, AGM,
5.00%, 07/01/2030	2,100,000	2,149,098
Series TT, AGC-ICC,
5.00%, 07/01/2032	50,000	51,129
Series UU, AGC,
4.25%, 07/01/2027	20,000	20,039
5.00%, 07/01/2026	650,000	666,575
Series UU, AGM,
4.00%, 07/01/2023	120,000	120,041
5.00%, 07/01/2020 - 07/01/2024	1,185,000	1,210,707
Series V, AGM,
5.25%, 07/01/2027	80,000	88,644
Puerto Rico Highway & Transportation Authority, Revenue Bonds
AGC-ICC,
5.00%, 07/01/2028	30,000	30,758
Series A, AGC-ICC,
4.75%, 07/01/2038	185,000	187,977
Series A, AGM-CR,
4.75%, 07/01/2038	385,000	391,195
Series CC, AGM,
5.25%, 07/01/2032 - 07/01/2036	495,000	554,973
Series CC, AGM-CR,
5.50%, 07/01/2029 - 07/01/2031	160,000	182,204
Series D, AGM,
5.00%, 07/01/2027 - 07/01/2032	3,575,000	3,658,187
Series E, AGM,
5.50%, 07/01/2020 - 07/01/2023	185,000	195,693
Series M, AGC-ICC,
5.00%, 07/01/2032 - 07/01/2037	1,175,000	1,203,972
Series N, AGC,
5.25%, 07/01/2034 - 07/01/2036	260,000	291,314
Series N, AGM-CR, AGC,
5.25%, 07/01/2034	335,000	375,927
Series N, AGM-CR, AGC-ICC,
5.50%, 07/01/2025	95,000	105,030

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Series B, AGC-ICC, 5.00%, 07/01/2041	$ 35,000	$ 35,611
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, AGM,
4.20%, 08/01/2020	85,000	85,068
5.00%, 08/01/2021 - 08/01/2030	2,225,000	2,278,657
5.25%, 08/01/2020	105,000	106,514
Series C, AGC,
5.25%, 08/01/2020	110,000	112,328
Puerto Rico Public Buildings Authority, Revenue Bonds
AGC-ICC,
5.25%, 07/01/2033	275,000	282,752
Series I, AGC-ICC,
5.00%, 07/01/2036	495,000	504,826
Series L, AGM-CR,
5.50%, 07/01/2021	125,000	129,080
Series N, AGC-ICC,
5.00%, 07/01/2032	210,000	214,742

		26,056,236

Rhode Island - 1.4%
Providence Public Building Authority, Revenue Bonds Series A, AGM, 5.00%, 09/15/2024 - 09/15/2037	14,630,000	17,634,419
Providence Redevelopment Agency, Revenue Bonds
Series A, AGM,
5.00%, 04/01/2025	580,000	673,983
Series A, AGM-CR,
5.00%, 04/01/2027	1,200,000	1,395,684
Rhode Island Health & Educational Building Corp., Revenue Bonds
5.00%, 05/15/2028 - 05/15/2029	2,425,000	2,874,057
AGM,
4.00%, 05/15/2024	55,000	61,196
Series C,
5.00%, 09/15/2027	180,000	218,113
Rhode Island Turnpike & Bridge Authority Revenue, Revenue Bonds, Series A, 5.00%, 10/01/2024	130,000	151,624
Tobacco Settlement Financing Corp., Revenue Bonds Series A, 5.00%, 06/01/2023 - 06/01/2027	1,105,000	1,270,754

		24,279,830

South Carolina - 0.3%
City of Georgetown Combined Public Utility Revenue, Revenue Bonds, Series A, BAM, 4.00%, 06/01/2029	385,000	432,859

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
South Carolina (continued)
Piedmont Municipal Power Agency, Revenue Bonds, AGC, 5.75%, 01/01/2034	$ 200,000	$ 213,732
SCAGO Educational Facilities Corp. for Williamsburg School District, Revenue Bonds Series B, BAM, 5.00%, 12/01/2024 - 12/01/2025	500,000	589,430
South Carolina Jobs-Economic Development Authority, Revenue Bonds, 5.00%, 10/01/2026 (A)	2,725,000	3,017,066
South Carolina Public Service Authority, Revenue Bonds, Series A, AGM-CR, 5.00%, 12/01/2036	125,000	133,329
South Carolina State Housing Finance & Development Authority, Revenue Bonds, GNMA, FNMA, FHLMC, 2.00%, 07/01/2020	75,000	75,377
State of South Carolina, General Obligation Unlimited, 3.00%, 04/01/2026	200,000	200,238

		4,662,031

South Dakota - 0.7%
South Dakota Housing Development Authority, Revenue Bonds
Series B, GNMA, FNMA, FHLMC,
2.20%, 11/01/2024	665,000	689,691
2.30%, 05/01/2025	250,000	257,958
2.45%, 11/01/2025	290,000	306,504
2.55%, 05/01/2026	1,860,000	1,981,514
2.65%, 11/01/2026	330,000	354,734
2.75%, 05/01/2027	970,000	1,046,523
2.80%, 11/01/2027	1,330,000	1,431,200
2.85%, 05/01/2028	1,210,000	1,300,641
2.95%, 11/01/2028	440,000	472,679
Series C,
2.00%, 05/01/2023	20,000	20,311
Series F, GNMA, FNMA, FHLMC,
2.60%, 05/01/2027	860,000	903,000
2.65%, 11/01/2027	1,285,000	1,349,237
2.70%, 05/01/2028	390,000	410,108
2.75%, 11/01/2028	1,425,000	1,499,727

		12,023,827

Tennessee - 1.8%
Chattanooga Health Educational & Housing Facility Board, Revenue Bonds, 5.00%, 10/01/2027	675,000	782,460
City of Jackson, Revenue Bonds, 5.00%, 04/01/2041	150,000	179,958
Greeneville Health & Educational Facilities Board, Revenue Bonds, Series A, 5.00%, 07/01/2034	2,975,000	3,301,268

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Tennessee (continued)
Knox County Health Educational & Housing Facility Board, Revenue Bonds, Series A, 5.00%, 01/01/2026	$ 100,000	$ 119,366
Tennessee Housing Development Agency, Revenue Bonds
2.45%, 01/01/2024	260,000	272,246
2.75%, 01/01/2025	40,000	42,861
2.80%, 07/01/2025	280,000	301,008
2.95%, 01/01/2026	45,000	48,833
3.00%, 01/01/2031	450,000	472,892
Series 1C,
2.35%, 07/01/2021	1,075,000	1,091,125
Series 2B,
2.30%, 01/01/2022	285,000	289,939
2.55%, 01/01/2028	340,000	351,941
2.70%, 07/01/2024	195,000	203,009
Series B2,
2.05%, 01/01/2024	890,000	901,623
2.15%, 07/01/2024	265,000	271,670
2.25%, 01/01/2025	1,000,000	1,043,100
2.40%, 07/01/2025	2,000,000	2,110,060
2.55%, 01/01/2026	120,000	127,992
2.60%, 07/01/2026	800,000	838,832
2.80%, 07/01/2027	2,270,000	2,393,624
2.85%, 01/01/2028	3,205,000	3,383,839
2.95%, 07/01/2028	2,655,000	2,815,336
3.00%, 01/01/2029	2,750,000	2,919,510
3.05%, 07/01/2029	3,100,000	3,293,471
3.15%, 01/01/2030	2,820,000	3,006,853

		30,562,816

Texas - 3.4%
Arlington Higher Education Finance Corp., Revenue Bonds, Series A, 3.80%, 08/15/2026	350,000	355,418
Bexar County Health Facilities Development Corp., Revenue Bonds 5.00%, 07/15/2023 - 07/15/2026	570,000	638,007
Board of Managers Joint Guadalupe County-City of Seguin Hospital, Revenue Bonds 5.00%, 12/01/2019 - 12/01/2022	4,560,000	4,750,620
Camino Real Regional Mobility Authority, Revenue Bonds, AGM, 5.00%, 06/01/2024	420,000	485,869
Centerville Independent School District, General Obligation Unlimited, 4.00%, 08/15/2036	535,000	551,762
Central Texas Turnpike System, Revenue Bonds, AGM-CR, 5.00%, 08/15/2041	125,000	135,839
City of Arlington Special Tax Revenue, Special Tax, Series C, BAM, 5.00%, 02/15/2045	95,000	98,624

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
City of Bryan Rural Electric System Revenue, Revenue Bonds, 5.00%, 07/01/2025	$ 30,000	$ 35,864
City of Dallas, Revenue Bonds, AGC, 5.25%, 08/15/2038	280,000	280,764
City of Laredo International Toll Bridge System Revenue, Revenue Bonds, AGM, 5.00%, 10/01/2022	90,000	98,984
City of Pearland, General Obligation Limited, 5.00%, 03/01/2023	25,000	27,993
Clifton Higher Education Finance Corp., Revenue Bonds, Series A, 5.00%, 08/15/2034	775,000	920,080
Colorado River Municipal Water District, Revenue Bonds, 5.00%, 01/01/2023	760,000	847,598
County of Denton, General Obligation Limited, 4.00%, 07/15/2029	50,000	56,464
Dallas County Flood Control District No. 1, General Obligation Unlimited 5.00%, 04/01/2020 - 04/01/2024 (A)	5,595,000	5,936,552
Dallas/Fort Worth International Airport, Revenue Bonds
Series A,
5.00%, 11/01/2045	50,000	51,888
Series C,
5.00%, 11/01/2034	40,000	45,076
Denton County Fresh Water Supply District No. 10, General Obligation Unlimited, AGM, 2.75%, 09/01/2030	80,000	81,898
El Paso County Hospital District, General Obligation Limited 5.00%, 08/15/2020 - 08/15/2026	445,000	474,457
Fort Bend County Levee Improvement District No. 15, General Obligation Unlimited BAM, 4.00%, 09/01/2029 - 09/01/2032	380,000	409,999
Fort Bend County Levee Improvement District No. 17, General Obligation Unlimited, AGM, 4.70%, 09/01/2035	50,000	51,011
Grand Parkway Transportation Corp., Revenue Bonds, Series B, 5.00%, 04/01/2053	25,000	27,789
Grant Road Public Utility District, General Obligation Unlimited, AGC, 3.50%, 10/01/2023	750,000	751,222
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds, Series A, 4.38%, 11/15/2021	20,000	20,020

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Harris County Municipal Utility District No. 399, General Obligation Unlimited AGM, 4.00%, 09/01/2032 - 09/01/2033	$ 525,000	$ 560,480
Harris County Municipal Utility District No. 412, General Obligation Unlimited, MAC, 3.00%, 09/01/2021	100,000	102,762
Harris County-Houston Sports Authority, Revenue Bonds NATL, Zero Coupon, 11/15/2024	400,000	358,437
Houston Higher Education Finance Corp., Revenue Bonds, 5.00%, 08/15/2024	490,000	570,277
Hunt Memorial Hospital District Charitable Health, General Obligation Limited, 5.00%, 02/15/2024	15,000	17,051
Kingsbridge Municipal Utility District, General Obligation Unlimited, AGM, 3.50%, 03/01/2027	695,000	695,445
Love Field Airport Modernization Corp., Revenue Bonds, 5.25%, 11/01/2040	30,000	31,042
Lower Colorado River Authority, Revenue Bonds, 5.00%, 05/15/2020	35,000	35,698
Metropolitan Transit Authority of Harris County, Revenue Bonds, Series A, 5.00%, 11/01/2020	40,000	40,000
Montgomery County Municipal Utility District No. 113, General Obligation Unlimited AGM, 3.00%, 09/01/2030 - 09/01/2033	525,000	535,859
Montgomery County Municipal Utility District No. 119, General Obligation Unlimited, BAM, 4.00%, 04/01/2024	275,000	302,241
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds
3.00%, 07/01/2021	555,000	551,437
4.00%, 07/01/2023 - 07/01/2028	2,355,000	2,385,307
5.00%, 01/01/2022 - 01/01/2028	3,835,000	4,214,310
Series A1,
4.00%, 07/01/2021 - 07/01/2036	2,255,000	2,348,329
5.00%, 07/01/2031 - 07/01/2046	1,815,000	2,022,097
Series B,
4.00%, 07/01/2021 - 07/01/2031	2,785,000	2,800,605
4.25%, 07/01/2036	885,000	885,469
Series B1, AGM,
5.00%, 07/01/2058	750,000	856,372
Series C,
5.00%, 07/01/2022 - 07/01/2026	635,000	664,525
North Central Texas Health Facility Development Corp., Revenue Bonds, 5.00%, 08/15/2022	90,000	99,071

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
North East Independent School District, General Obligation Unlimited, Series B, Fixed until 08/01/2021, 1.42% (C), 08/01/2040	$ 5,575,000	$ 5,575,892
Northeast Higher Education Finance Corp., Revenue Bonds, Series A, 4.00%, 08/15/2025	80,000	88,184
Northwest Harris County Municipal Utility District No. 19, General Obligation Unlimited, BAM, 3.00%, 10/01/2028	50,000	51,078
Northwoods Road District No. 1, General Obligation Unlimited BAM, 4.00%, 08/15/2024 - 08/15/2027	405,000	457,973
Old Spanish Trail-Alemda Corridors Redevelopment Authority, Tax Allocation BAM, 4.00%, 09/01/2036 - 09/01/2037	2,450,000	2,763,364
Pottsboro Higher Education Finance Corp., Revenue Bonds, Series A, 3.88%, 08/15/2026	415,000	432,708
Texas Public Finance Authority, Revenue Bonds, BAM, 4.00%, 05/01/2029	150,000	165,578
Travis County Municipal Utility District No. 4, General Obligation Unlimited, AGM, 4.00%, 09/01/2035	450,000	474,592
Trophy Club Public Improvement District No. 1, Special Assessment, AGM, 3.00%, 06/01/2024	98,000	102,944
University of Houston, Revenue Bonds, Series A, 5.00%, 02/15/2024	40,000	41,915
University of Texas System, Revenue Bonds, Series B, Fixed until 08/15/2021, 2.50% (C), 08/15/2036	8,790,000	8,830,346
Viridian Municipal Management District, General Obligation Unlimited BAM, 6.00%, 12/01/2024 - 12/01/2031	1,785,000	2,168,448
Washington County Junior College District, Revenue Bonds, BAM, 5.00%, 10/01/2024	485,000	565,170

		58,928,804

U. S. Virgin Islands - 0.0% (F)
Virgin Islands Public Finance Authority, Revenue Bonds, Series A, AGM-CR, 5.00%, 10/01/2032 (B)	200,000	216,922

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Utah - 0.4%
City of South Jordan, Special Assessment, 3.13%, 11/01/2036	$ 2,285,000	$ 2,375,715
Jordan Valley Water Conservancy District, Revenue Bonds Series A, 5.00%, 10/01/2034 - 10/01/2035	970,000	1,034,693
Utah Charter School Finance Authority, Revenue Bonds
4.00%, 10/15/2021 - 10/15/2031	890,000	965,086
4.25%, 04/15/2034	120,000	129,524
4.30%, 04/15/2025 (A)	500,000	502,475
Series A,
5.00%, 10/15/2024 - 10/15/2025	1,035,000	1,200,328
Series G,
4.00%, 10/15/2022 - 10/15/2028	1,110,000	1,231,668

		7,439,489

Vermont - 0.7%
City of Burlington, General Obligation Unlimited
Series A,
5.00%, 11/01/2034 - 11/01/2037	400,000	494,091
Series A, AGM,
5.00%, 11/01/2032 - 11/01/2035	1,105,000	1,210,706
City of Burlington Waterworks System Revenue, Revenue Bonds 5.00%, 11/01/2034 - 11/01/2037	445,000	549,491
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds Series A, 5.00%, 12/01/2026 - 12/01/2027	1,175,000	1,421,059
Vermont Housing Finance Agency, Revenue Bonds
Series A, GNMA, FNMA, FHLMC,
3.13%, 11/01/2042	950,000	971,109
Series D, GNMA, FNMA, FHLMC,
2.60%, 11/01/2026	350,000	375,319
2.90%, 05/01/2029	295,000	311,644
3.15%, 05/01/2033	2,045,000	2,133,896
Vermont Public Power Supply Authority, Revenue Bonds
Series A,
4.00%, 07/01/2020 - 07/01/2021	315,000	324,336
5.00%, 07/01/2022 - 07/01/2027	3,105,000	3,574,507

		11,366,158

Virginia - 0.2%
Alexandria Industrial Development Authority, Revenue Bonds, 4.00%, 10/01/2020	655,000	667,857
Henrico County Economic Development Authority, Revenue Bonds, Series C, 3.50%, 12/01/2027	445,000	463,116
Virginia Housing Development Authority, Revenue Bonds
Series B,
1.20%, 11/01/2019	370,000	370,000

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Virginia (continued)
Virginia Housing Development Authority, Revenue Bonds (continued)
Series E,
2.30%, 12/01/2026	$ 55,000	$ 57,076
2.45%, 12/01/2027	830,000	870,886
2.60%, 12/01/2028	800,000	840,688

		3,269,623

Washington - 0.8%
Central Puget Sound Regional Transit Authority, Revenue Bonds, NATL, 4.75%, 02/01/2028	50,000	57,256
Port of Vancouver, Revenue Bonds, Series B, AGM, 5.00%, 12/01/2048	930,000	1,126,900
Seattle Housing Authority, Revenue Bonds, Series A, 3.40%, 12/01/2032	450,000	479,884
Washington Health Care Facilities Authority, Revenue Bonds
Series A,
5.00%, 08/15/2020	35,000	36,021
Series B,
5.00%, 10/01/2026	75,000	91,943
Washington State Housing Finance Commission, Revenue Bonds
3.20%, 07/01/2021 (A)	260,000	261,537
3.70%, 07/01/2023 (A)	165,000	168,567
5.00%, 07/01/2033 (A)	375,000	413,464
Series 2N, GNMA, FNMA, FHLMC,
2.20%, 12/01/2025	90,000	93,854
2.35%, 06/01/2026	175,000	182,088
Series 3N, GNMA, FNMA, FHLMC,
2.25%, 06/01/2024	780,000	808,759
2.30%, 12/01/2024	595,000	619,389
2.40%, 06/01/2025	810,000	849,155
2.45%, 12/01/2025	565,000	594,007
2.60%, 06/01/2026	845,000	897,728
2.65%, 12/01/2026	620,000	662,055
2.70%, 06/01/2027	785,000	842,909
2.75%, 12/01/2027	805,000	865,560
2.80%, 06/01/2028	925,000	992,728
2.85%, 12/01/2028	640,000	685,498
3.25%, 12/01/2032	1,500,000	1,581,750
Series 3N-R, GNMA, FNMA, FHLMC,
2.05%, 12/01/2022	645,000	659,454

		12,970,506

West Virginia - 0.3%
City of Buckhannon, Revenue Bonds Series C, 4.25%, 08/01/2022 - 08/01/2023	1,090,000	1,090,718
West Virginia Economic Development Authority, Revenue Bonds, Fixed until 06/01/2022, 2.63% (C), 12/01/2042	1,000,000	1,026,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
West Virginia (continued)
West Virginia Housing Development Fund, Revenue Bonds
Series B,
2.60%, 11/01/2034	$ 1,590,000	$ 1,584,642
3.70%, 11/01/2032	1,500,000	1,616,145

		5,318,005

Wisconsin - 1.1%
Central Brown County Water Authority, Revenue Bonds, Series A, 5.00%, 11/01/2019	50,000	50,000
Milwaukee Housing Authority, Revenue Bonds, Series A, 3.38%, 07/01/2029	200,000	212,738
Public Finance Authority, Revenue Bonds
4.00%, 09/01/2029 (A)	850,000	913,589
Series A,
5.00%, 06/01/2027 - 07/01/2038	725,000	841,545
Series A, AGM,
5.00%, 07/01/2036 - 07/01/2054	1,225,000	1,444,564
Wisconsin Health & Educational Facilities Authority, Revenue Bonds
3.50%, 08/01/2022	910,000	919,974
5.00%, 08/15/2022 - 08/01/2032	2,325,000	2,667,941
Class B,
4.25%, 07/01/2033	1,250,000	1,300,375
5.00%, 07/01/2053	1,000,000	1,068,530
Series A,
5.25%, 10/15/2039	15,000	15,895
Series A1,
5.00%, 07/01/2038	5,000,000	5,545,400
Series B-4,
Fixed until 06/01/2021, 5.00% (C), 11/15/2043	105,000	111,206
Wisconsin Housing & Economic Development Authority, Revenue Bonds, Series B, FNMA, 3.15%, 09/01/2030	3,885,000	3,920,664

		19,012,421

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wyoming - 0.2%
Wyoming Community Development Authority, Revenue Bonds, Series 2, 2.95%, 06/01/2033	$ 3,860,000	$ 3,956,963
Wyoming Municipal Power Agency, Inc., Revenue Bonds, Series A, BAM, 5.00%, 01/01/2042	235,000	274,299

		4,231,262

Total Municipal Government Obligations (Cost $1,611,871,131)		1,667,928,611

	Shares	Value
INVESTMENT COMPANIES - 0.4%
U.S. Fixed Income Funds - 0.4%
Nuveen AMT-Free Quality Municipal Income Fund	143,394	2,036,195
ProShares UltraShort 20+ Year Treasury Bond	175,000	4,359,250
Putnam Managed Municipal Income Trust	22,000	175,340

Total Investment Companies (Cost $7,185,701)		6,570,785

	Principal	Value
REPURCHASE AGREEMENT - 3.7%
Fixed Income Clearing Corp., 0.85% (H), dated 10/31/2019, to be repurchased at $63,581,931 on 11/01/2019. Collateralized by a U.S. Government Obligation, 2.25%, due 04/15/2022, and with a value of $64,854,587.	$ 63,580,430	63,580,430

Total Repurchase Agreement (Cost $63,580,430)		63,580,430

Total Investments (Cost $1,682,637,262)		1,738,079,826
Net Other Assets (Liabilities) - (1.3)%		(21,469,681)

Net Assets - 100.0%		$ 1,716,610,145

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Municipal Government Obligations	$—	$1,667,928,611	$—	$1,667,928,611
Investment Companies	6,570,785	—	—	6,570,785
Repurchase Agreement	—	63,580,430	—	63,580,430

Total Investments	$6,570,785	$1,731,509,041	$—	$1,738,079,826

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $41,991,503, representing 2.4% of the Fund’s net assets.
(B)	Restricted securities. At October 31, 2019, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	BluePath Trust Revenue Bonds 2.75%, 09/01/2026	06/27/2016	$4,680,675	$4,852,752	0.3%

Municipal Government Obligations	Centerra Metropolitan District No. 1 Tax Allocation 2.70%, 12/01/2019	04/20/2017	268,004	268,110	0.0	(F)

Municipal Government Obligations	Virgin Islands Public Finance Authority Revenue Bonds Series A, AGM-CR 5.00%, 10/01/2032	06/27/2017 - 02/01/2018	209,129	216,922	0.0	(F)

Total			$5,157,808	$5,337,784	0.3%

(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2019; the maturity dates disclosed are the ultimate maturity dates.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Security in default; partial receipt of interest payments and/or dividends declared at last payment date. At October 31, 2019, the value of this security is $481,500, representing less than 0.1% of the Fund net assets.
(H)	Rate disclosed reflects the yield at October 31, 2019.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATIONS:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MAC	Municipal Assurance Corp.
NATL	National Public Finance Guarantee Corp.
XLCA	Syncora (formerly XL Capital Assurance, Inc.)

PORTFOLIO ABBREVIATIONS:

AMT	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
CR	Custodial Receipts
IBC	Insured Bond Certificate
ICC	Insured Custody Certificate
TCRS	Temporary Custodian Receipts

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Equity

(unaudited)

MARKET ENVIRONMENT

During the 12-month period ended October 31, 2019, international equities increased as part of a rebound in global equities. Investor concerns about trade disputes, interest rates and the outcome of Brexit characterized the period. Asia Ex-Japan performed the best, while the United Kingdom lagged other regions. Ten of 11 benchmark sectors posted positive returns with utilities and information technology leading; meanwhile, energy and financials lagged.

PERFORMANCE

For the year ended October 31, 2019, Transamerica International Equity (Class I) returned 7.66%. By comparison, its benchmark, the MSCI EAFE Index, returned 11.63%.

STRATEGY REVIEW

The Fund underperformed the MSCI EAFE Index due in part to two emerging markets holdings, Baidu, Inc., ADR (“Baidu”) and Embraer SA, ADR, (“Embraer”). Despite Chinese internet search giant Baidu releasing results and guidance above expectations, its stock declined due to increased competition in search and data restructuring in its health-care segment. Brazilian aerospace conglomerate Embraer underperformed after the company’s deliveries of new aircraft fell short of expectations. We believe Embraer’s position in an oligopolistic industry is undervalued.

The United Kingdom led regional relative performance with Barratt Developments PLC and Inchcape PLC among the top performers. U.K. homebuilder Barratt Developments PLC outperformed after releasing results above expectations supported by higher margins. Inchcape PLC operates a multinational automotive distribution, retail and services business. The company strategically disposed of underperforming retail locations to focus on high-return opportunities and more effective capital allocation.

Stock selection in industrials provided the biggest drag on a sector basis. Embraer and CK Hutchison Holdings, Ltd. (“CK Hutchison”) were the primary laggards. As mentioned above, shares of the Brazilian aerospace conglomerate declined following a lower number of aircraft deliveries. Hong Kong conglomerate CK Hutchison underperformed amidst a softer macro environment, despite reporting satisfactory results. The company announced a reorganization of its telecommunication segment to better monetize its underlying assets. This reorganization resembles Vodafone’s plan, which led to a significant rally in shares.

Materials holdings also lagged with ArcelorMittal and Kuraray Co., Ltd. (“Kuraray”) as underperformers. Steel manufacturer ArcelorMittal continued to endure a difficult pricing environment. Management reduced production and announced a plan to sell non-core assets over the next two years to reduce debt. The firm recently doubled its dividend; we believe mid-term shareholder return potential is significant given the company’s strong free cash flow. Japanese chemical and material company Kuraray experienced manufacturing and end market headwinds, leading to two negative guidance revisions. A fire in a North American factory derailed production and led to litigation while demand for PVA film used in LCD panels softened. We were re-evaluating our position in the company at period end.

Information technology and utilities were top sector contributors thanks to stock selection. NXP Semiconductors NV (“NXP”) and Hitachi, Ltd. drove outperformance in IT. Netherlands-based semiconductor manufacturer NXP performed well after reporting results above expectations and raising full-year guidance. The company also increased its dividend by 50%, and announced the acquisition of Marvell Technology Group, Ltd. to round out its product offering. Japanese conglomerate Hitachi, Ltd. reported strong results and guided for further margin improvement. The company is restructuring its business portfolio and selling undervalued, non-core segments. French companies Veolia Environnement SA (“Veolia”) and Engie SA (“Engie”) powered outperformance in utilities. Veolia reported strong results due to organic growth and improved operating efficiency. The company also announced the sale of its U.S. district heating operations at a favorable valuation. Engie, which reported results above expectations, continued to transform its operations as evidenced by its sale of European coal assets and acquisition of Brazilian natural gas infrastructure. Additionally, Engie announced a new strategy for wind and solar development during its recent capital markets day.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Other Investment Company	1.1
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(0.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica International Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	1.37%	1.91%	3.96%	03/01/2011
Class A (NAV)	7.28%	3.07%	4.64%	03/01/2011
Class C (POP)	5.50%	2.33%	3.93%	03/01/2011
Class C (NAV)	6.50%	2.33%	3.93%	03/01/2011
Class I (NAV)	7.66%	3.43%	6.51%	12/18/1992
MSCI EAFE Index (A)	11.63%	4.81%	5.90%
Class I2 (NAV)	7.72%	3.52%	5.11%	03/01/2011
Class I3 (NAV)	7.78%	N/A	4.85%	03/10/2017
Class R (NAV)	7.23%	N/A	4.32%	03/10/2017
Class R4 (NAV)	7.44%	N/A	4.56%	03/10/2017
Class R6 (NAV)	7.76%	N/A	2.12%	05/29/2015

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments and relatively small size and lesser liquidity of the markets.

Transamerica Funds	Annual Report 2019

Transamerica International Equity

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 99.2%
Australia - 3.7%
BHP Group PLC, ADR	243,169	$ 10,315,229
Challenger, Ltd. (A)	4,298,339	23,585,956
LendLease Group (A)	423,700	5,458,930
Macquarie Group, Ltd.	593,800	54,818,278
Qantas Airways, Ltd.	12,690,770	56,077,127
Santos, Ltd.	5,426,400	30,374,391

		180,629,911

Belgium - 2.2%
Groupe Bruxelles Lambert SA	510,820	51,263,170
KBC Group NV	760,400	53,326,886

		104,590,056

Brazil - 0.9%
Embraer SA, ADR	2,593,675	45,052,135

China - 0.6%
Baidu, Inc., ADR (B)	260,300	26,511,555

Denmark - 1.4%
AP Moller - Maersk A/S, Class B	41,035	52,301,432
Maersk Drilling A/S (B)	247,070	13,941,670

		66,243,102

France - 8.9%
Airbus SE	96,500	13,821,385
Arkema SA	420,560	42,983,782
Dassault Aviation SA	12,600	17,495,706
Engie SA	5,368,500	89,782,358
Rexel SA	2,224,717	27,541,610
Sanofi	909,801	83,834,577
TOTAL SA	996,200	52,369,886
Veolia Environnement SA	2,504,351	65,833,411
Vivendi SA	1,287,124	35,830,803

		429,493,518

Germany - 13.5%
Allianz SE	325,602	79,528,494
Bayer AG	678,852	52,680,648
Deutsche Boerse AG	304,900	47,250,625
Fresenius SE & Co. KGaA	1,227,900	64,536,579
HeidelbergCement AG	1,061,900	78,900,513
Infineon Technologies AG	3,104,927	60,178,695
Merck KGaA	327,100	38,998,673
SAP SE	567,647	75,211,866
Siemens AG	677,395	78,103,427
Talanx AG (B)	711,984	32,795,319
TUI AG	3,398,730	44,369,002

		652,553,841

Hong Kong - 3.2%
China Mobile, Ltd.	4,703,800	38,298,157
CK Asset Holdings, Ltd.	6,148,500	42,920,507
CK Hutchison Holdings, Ltd.	7,872,300	72,836,318

		154,054,982

Ireland - 3.3%
AIB Group PLC	10,580,400	33,890,510
DCC PLC	557,731	52,276,986
Ryanair Holdings PLC, ADR (B)	214,772	16,030,582
Smurfit Kappa Group PLC	1,783,915	59,489,035

		161,687,113

	Shares	Value
COMMON STOCKS (continued)
Italy - 2.9%
Eni SpA	3,626,315	$ 54,882,888
Mediobanca Banca di Credito Finanziario SpA	4,189,492	49,762,541
Prysmian SpA	1,458,822	33,695,661

		138,341,090

Japan - 27.0%
Astellas Pharma, Inc.	4,046,900	69,646,853
Daiwa Securities Group, Inc.	9,896,700	44,878,359
Denka Co., Ltd.	1,035,280	30,246,397
FANUC Corp.	267,000	53,404,945
Fujitsu, Ltd.	387,660	34,537,243
Hitachi, Ltd.	1,952,280	73,560,768
Japan Airlines Co., Ltd.	1,585,000	49,521,159
JXTG Holdings, Inc.	14,886,800	70,222,575
Kirin Holdings Co., Ltd.	1,568,200	33,472,553
Kuraray Co., Ltd.	3,460,400	41,592,733
Kyocera Corp.	681,600	45,078,129
Matsumotokiyoshi Holdings Co., Ltd.	316,800	11,221,039
MS&AD Insurance Group Holdings, Inc.	684,100	22,228,974
Nintendo Co., Ltd.	92,300	33,008,853
Olympus Corp.	4,187,600	57,390,944
ORIX Corp.	5,622,300	88,845,772
Rakuten, Inc.	3,980,800	38,263,454
Sega Sammy Holdings, Inc.	3,288,400	46,529,079
Seven & i Holdings Co., Ltd.	2,264,600	85,978,887
SoftBank Group Corp.	381,000	14,782,758
Sony Corp.	1,576,500	96,715,552
Square Enix Holdings Co., Ltd.	812,800	38,686,841
Sumitomo Mitsui Financial Group, Inc. (A)	2,484,800	89,277,007
Toshiba Corp.	2,102,150	72,122,102
Toyota Industries Corp.	1,088,400	66,116,344

		1,307,329,320

Luxembourg - 0.7%
ArcelorMittal	2,426,135	35,798,628

Netherlands - 5.5%
ASML Holding NV	185,600	48,644,911
EXOR NV	216,500	16,593,295
Heineken Holding NV	717,385	68,328,477
Koninklijke Philips NV	1,623,727	71,115,700
NXP Semiconductors NV	543,800	61,819,184

		266,501,567

Norway - 0.8%
Mowi ASA	1,555,900	37,932,480

Republic of Korea - 0.7%
Samsung Electronics Co., Ltd.	827,100	35,829,507

Singapore - 1.3%
DBS Group Holdings, Ltd.	3,376,000	64,519,828

Spain - 0.8%
Siemens Gamesa Renewable Energy SA	2,772,400	38,109,601

Sweden - 0.7%
Investor AB, B Shares (A)	643,972	32,979,914

Switzerland - 7.6%
ABB, Ltd.	3,424,000	71,812,022
Glencore PLC (B)	5,679,600	17,116,226
Nestle SA	958,664	102,348,193

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Novartis AG	756,915	$ 66,054,549
Roche Holding AG	121,100	36,434,343
UBS Group AG (B)	6,195,774	73,105,737

		366,871,070

United Kingdom - 13.5%
Ashtead Group PLC	33,100	1,006,731
Aviva PLC	13,987,401	75,228,356
Barratt Developments PLC	2,974,900	24,323,528
British Land Co. PLC, REIT	7,245,000	58,242,145
HSBC Holdings PLC	5,876,200	44,619,210
IG Group Holdings PLC	2,284,400	18,802,109
Imperial Brands PLC	2,460,994	53,951,158
Inchcape PLC	5,014,396	41,895,323
Informa PLC	3,463,451	34,769,460
Persimmon PLC	1,500,700	44,263,333
Savills PLC	1,319,591	15,683,125
Tesco PLC	24,782,100	75,502,724
Unilever PLC	1,447,558	86,676,246
Vodafone Group PLC	38,955,520	79,425,679

		654,389,127

Total Common Stocks (Cost $4,606,058,781)		4,799,418,345

	Shares	Value
OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (C)	51,544,974	$ 51,544,974

Total Other Investment Company (Cost $51,544,974)		51,544,974

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 0.85% (C), dated 10/31/2019, to be repurchased at $14,308,279 on 11/01/2019. Collateralized by a U.S. Government Obligation, 0.13%, due 04/15/2022, and with a value of $14,594,305.	$ 14,307,941	14,307,941

Total Repurchase Agreement (Cost $14,307,941)		14,307,941

Total Investments (Cost $4,671,911,696)		4,865,271,260
Net Other Assets (Liabilities) - (0.6)%		(26,781,553)

Net Assets - 100.0%		$ 4,838,489,707

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	7.1%	$347,649,643
Banks	6.9	335,395,982
Industrial Conglomerates	5.7	275,338,833
Capital Markets	4.9	238,855,108
Diversified Financial Services	4.4	213,268,107
Insurance	4.3	209,781,143
Oil, Gas & Consumable Fuels	4.3	207,849,740
Food & Staples Retailing	3.5	172,702,650
Semiconductors & Semiconductor Equipment	3.5	170,642,790
Household Durables	3.4	165,302,413
Multi-Utilities	3.2	155,615,769
Electrical Equipment	3.0	143,617,284
Food Products	2.9	140,280,673
Wireless Telecommunication Services	2.7	132,506,594
Health Care Equipment & Supplies	2.6	128,506,644
Airlines	2.5	121,628,868
Electronic Equipment, Instruments & Components	2.4	118,638,897
Chemicals	2.4	114,822,912
Entertainment	2.2	107,526,497
Beverages	2.1	101,801,030
Personal Products	1.8	86,676,246
Construction Materials	1.6	78,900,513
Aerospace & Defense	1.6	76,369,226
Software	1.5	75,211,866
Auto Components	1.4	66,116,344
Health Care Providers & Services	1.3	64,536,579
Real Estate Management & Development	1.3	64,062,562
Metals & Mining	1.3	63,230,083
Containers & Packaging	1.2	59,489,035

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Equity Real Estate Investment Trusts	1.2%	$58,242,145
Tobacco	1.1	53,951,158
Machinery	1.1	53,404,945
Marine	1.1	52,301,432
Leisure Products	1.0	46,529,079
Hotels, Restaurants & Leisure	0.9	44,369,002
Distributors	0.9	41,895,323
Internet & Direct Marketing Retail	0.8	38,263,454
Technology Hardware, Storage & Peripherals	0.7	35,829,507
Media	0.7	34,769,460
IT Services	0.7	34,537,243
Trading Companies & Distributors	0.6	28,548,341
Interactive Media & Services	0.5	26,511,555
Energy Equipment & Services	0.3	13,941,670

Investments	98.6	4,799,418,345
Short-Term Investments	1.4	65,852,915

Total Investments	100.0%	$4,865,271,260

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$159,728,685	$4,639,689,660	$—	$4,799,418,345
Other Investment Company	51,544,974	—	—	51,544,974
Repurchase Agreement	—	14,307,941	—	14,307,941

Total Investments	$211,273,659	$4,653,997,601	$—	$4,865,271,260

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $49,040,386. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rates disclosed reflect the yields at October 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Growth

(unaudited)

MARKET ENVIRONMENT

During the fiscal year ended October 31, 2019, international economies were relatively weak and macroeconomic risk continued to dominate headlines, including continuation of the U.S.-China trade dispute, ongoing Brexit negotiations, Italian politics and other geopolitical issues. Though this caused bouts of volatility in financial markets, the MSCI EAFE Index, the Fund’s benchmark posted positive returns, with the energy sector the only sector down. Since the global financial crisis, growth stocks have outperformed value stocks; however, value started to outperform growth in September.

We continue to hold companies with positive business momentum and competitive advantages that help sustain longer-term profitability. The earnings environment remained weak as of period end, and the outlook is expected to be moderately down over the next 12 months. Since the risks to the downside remain elevated and the market may be prone to periods of volatility, we prefer companies with a prudent use of leverage and a more resilient earnings profile. We take advantage of periods of weakness to add high-conviction stocks at a reasonable price.

PERFORMANCE

For the year ended October 31, 2019, Transamerica International Growth (Class I2) returned 15.22%. By comparison, its benchmark, the MSCI EAFE Index, returned 11.63%.

STRATEGY REVIEW

The Fund outperformed its benchmark, led by an allocation to emerging markets. Anta Sports Products, Ltd., a sporting retailer in China, continued to execute on its business plan and was the largest individual contributor to performance. The company, which has an excellent track record of acquiring assets, benefited from a recent acquisition in Amer Sports. In October 2019, the company also reported third quarter strong sales growth on healthy demand. We trimmed the position to take profits and to manage risk. The U.K. also contributed to regional performance, driven predominantly by stock selection. Compass Group PLC, a food services company, was the top U.K. contributor and second largest for the fund overall. The company continued to generate good organic growth and benefited from strength in its North American market.

A lower weighting and holdings in the Pacific ex-Japan region detracted from performance. a2 Milk Co., Ltd., a New Zealand-based company that distributes alternative milk products, weighed the most in the region after management revised down its margin guidance. While there is uncertainty over sales and margin improvements in the near term, the company is increasing marketing expenses in new end markets in the U.S. and China to build long-term franchise value. Based on our belief management is taking the right approach, we added to our position.

From a sector perspective, contribution was broad based with eight of the 11 sectors adding to performance. Holdings in consumer discretionary, financials and industrials sectors contributed the most. In financials, our tilt to non-bank financials, such as Swiss Life Holding AG, an insurance company, and Euronext NV, a financial exchange based in France, aided performance. Both companies are moving away from interest-rate sensitive to fee-based revenues. Industrial contributors were broad based across several regions. Epiroc AB, a Swedish manufacturer of mining equipment, Ashtead Group PLC, a U.K. equipment rental company, MinebeaMitsumi, Inc., a Japanese manufacturer of high-precision ball bearings, and Kingspan Group PLC, an Irish manufacturer of insulated building panels, all contributed.

At the stock level, the worst performing was Equinor ASA, a Norwegian integrated oil company. The stock was impacted by near-term uncertainty over an investment in a North Sea project, which was just coming on stream in the fourth quarter of 2019 and we believe should pay off later in 2019 and into 2020. The stock had not corrected as much as the Brent oil price earlier in the year, so we used the opportunity to trim the holding to reduce exposure. We continued to have strong conviction in the company and will be monitoring how revenues from the new asset start to materialize.

Alfred Li, CFA

Jeff Tiefenbach, CFA

Co-Portfolio Managers

TD Greystone Asset Management

Asset Allocation	Percentage of Net Assets
Common Stocks	97.4%
Other Investment Company	3.0
Repurchase Agreement	1.6
Net Other Assets (Liabilities)	(2.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica International Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	8.42%	N/A	(2.57)%	03/01/2018
Class A (NAV)	14.77%	N/A	0.80%	03/01/2018
Class I (NAV)	14.99%	N/A	0.99%	03/01/2018
Class I2 (NAV)	15.22%	4.45%	6.42%	06/10/2008
MSCI EAFE Index (A)	11.63%	4.81%	5.90%
Class R6 (NAV)	15.35%	N/A	1.26%	03/01/2018

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets.

Transamerica Funds	Annual Report 2019

Transamerica International Growth

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 97.4%
Australia - 1.2%
Northern Star Resources, Ltd.	2,099,461	$ 14,168,708

Austria - 1.1%
Erste Group Bank AG (A)	344,400	12,164,739

China - 7.2%
ANTA Sports Products, Ltd.	3,525,200	34,550,419
Ping An Insurance Group Co. of China, Ltd., H Shares	2,018,000	23,370,938
Tencent Holdings, Ltd.	618,000	25,300,621

		83,221,978

Finland - 2.1%
Neste OYJ	676,972	24,432,662

France - 10.1%
Airbus SE	154,800	22,171,506
AXA SA	1,318,601	34,831,997
TOTAL SA	547,953	28,805,698
Vinci SA	283,565	31,815,751

		117,624,952

Germany - 4.4%
Bayerische Motoren Werke AG	285,415	21,871,991
Henkel AG & Co. KGaA	149,581	14,405,567
Knorr-Bremse AG	149,179	15,055,662

		51,333,220

Ireland - 5.1%
Kingspan Group PLC	534,593	27,700,911
Smurfit Kappa Group PLC	935,989	31,212,856

		58,913,767

Israel - 2.0%
Nice, Ltd., ADR (A) (B)	149,186	23,540,059

Italy - 3.4%
Enel SpA	5,051,700	39,101,066

Japan - 21.4%
Asahi Group Holdings, Ltd.	665,000	33,437,818
Haseko Corp.	2,013,600	26,197,870
Isuzu Motors, Ltd.	1,137,900	13,355,758
Koito Manufacturing Co., Ltd.	386,800	20,487,971
Minebea Mitsumi, Inc.	1,406,100	27,082,952
Nidec Corp.	100,500	14,969,372
Nippon Telegraph & Telephone Corp.	475,800	23,686,460
Nitori Holdings Co., Ltd.	128,200	19,599,796
Open House Co., Ltd.	697,600	17,964,864
SoftBank Group Corp.	502,200	19,485,304
Sushiro Global Holdings, Ltd.	204,000	14,035,744
Takeda Pharmaceutical Co., Ltd.	519,842	18,908,597

		249,212,506

Luxembourg - 2.5%
Aroundtown SA	3,504,914	29,575,717

Netherlands - 2.3%
Euronext NV (C)	332,872	26,822,959

New Zealand - 1.1%
a2 Milk Co., Ltd. (A) (B)	1,598,900	13,270,508

Norway - 4.9%
DNB ASA	1,745,795	31,722,226
Equinor ASA	1,340,111	24,787,860

		56,510,086

	Shares	Value
COMMON STOCKS (continued)
Republic of Korea - 1.8%
Samsung Electronics Co., Ltd.	479,200	$ 20,758,675

Spain - 1.7%
Banco Santander SA (B)	4,997,331	20,031,237

Sweden - 2.2%
Epiroc AB, Class A (B)	260,900	2,934,406
Epiroc AB, Class B (B)	2,026,189	22,033,601

		24,968,007

Switzerland - 6.6%
Lonza Group AG (A)	41,596	14,968,657
Roche Holding AG	117,909	35,474,294
Swiss Life Holding AG	53,514	26,754,288

		77,197,239

Taiwan - 1.7%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	387,820	20,023,147

United Kingdom - 14.6%
Ashtead Group PLC	783,168	23,819,916
Beazley PLC	3,222,658	24,483,271
British American Tobacco PLC	577,202	20,202,279
Compass Group PLC	1,322,983	35,234,213
GlaxoSmithKline PLC	1,488,260	34,095,388
Rio Tinto PLC, ADR	368,945	19,188,829
Smith & Nephew PLC	581,800	12,453,814

		169,477,710

Total Common Stocks (Cost $1,108,102,223)		1,132,348,942

OTHER INVESTMENT COMPANY - 3.0%
Securities Lending Collateral - 3.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (D)	34,664,394	34,664,394

Total Other Investment Company (Cost $34,664,394)		34,664,394

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp., 0.85% (D), dated 10/31/2019, to be repurchased at $18,224,075 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.75%, due 06/15/2022, and with a value of $18,591,526.	$ 18,223,645	18,223,645

Total Repurchase Agreement (Cost $18,223,645)		18,223,645

Total Investments (Cost $1,160,990,262)		1,185,236,981
Net Other Assets (Liabilities) - (2.0)%		(22,982,155)

Net Assets - 100.0%		$ 1,162,254,826

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Insurance	9.2%	$109,440,494
Pharmaceuticals	7.5	88,478,279
Oil, Gas & Consumable Fuels	6.6	78,026,220
Machinery	5.7	67,106,621
Banks	5.4	63,918,202
Hotels, Restaurants & Leisure	4.2	49,269,957
Real Estate Management & Development	4.0	47,540,581
Electric Utilities	3.3	39,101,066
Automobiles	3.0	35,227,749
Textiles, Apparel & Luxury Goods	2.9	34,550,419
Beverages	2.8	33,437,818
Metals & Mining	2.8	33,357,537
Construction & Engineering	2.7	31,815,751
Containers & Packaging	2.6	31,212,856
Building Products	2.3	27,700,911
Capital Markets	2.3	26,822,959
Household Durables	2.2	26,197,870
Interactive Media & Services	2.1	25,300,621
Trading Companies & Distributors	2.0	23,819,916
Diversified Telecommunication Services	2.0	23,686,460
Software	2.0	23,540,059
Aerospace & Defense	1.9	22,171,506
Technology Hardware, Storage & Peripherals	1.7	20,758,675
Auto Components	1.7	20,487,971
Tobacco	1.7	20,202,279
Semiconductors & Semiconductor Equipment	1.7	20,023,147
Specialty Retail	1.7	19,599,796
Wireless Telecommunication Services	1.6	19,485,304
Electrical Equipment	1.3	14,969,372
Life Sciences Tools & Services	1.3	14,968,657
Household Products	1.2	14,405,567
Food Products	1.1	13,270,508
Health Care Equipment & Supplies	1.0	12,453,814

Investments	95.5	1,132,348,942
Short-Term Investments	4.5	52,888,039

Total Investments	100.0%	$1,185,236,981

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$62,752,035	$1,069,596,907	$—	$1,132,348,942
Other Investment Company	34,664,394	—	—	34,664,394
Repurchase Agreement	—	18,223,645	—	18,223,645

Total Investments	$97,416,429	$1,087,820,552	$—	$1,185,236,981

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $32,789,063. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the value of the 144A security is $26,822,959, representing 2.3% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2019.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Small Cap Value

(unaudited)

MARKET ENVIRONMENT

During the 12-month period ended October 31, 2019, international equities increased as part of a rebound in global equities. Investor concerns over trade disputes, interest rates and the outcome of Brexit characterized the period. Asia ex-Japan was the top-performing region, while Japan was the worst performing. Sector performance was led by real estate and information technology, while energy and consumer staples were the worst performing.

PERFORMANCE

For the year ended October 31, 2019, Transamerica International Small Cap Value (Class I) returned 9.84%. By comparison, its benchmark, the MSCI EAFE Small Cap Index Gross, returned 9.27%.

STRATEGY REVIEW

Transamerica International Small Cap Value outperformed the MSCI EAFE Small Cap Index led by European holdings ASM International NV and Barco NV. ASM International NV, which supplies semiconductor manufacturing equipment for front and back end processes, reported earnings above expectations alongside strong order intake. The continuation of order strength alleviated analyst fears of a pullback in demand from large chipmakers. Barco NV, a Belgian technology company specializing in digital projection and imaging, benefited from improving margins and revenue growth that led to reported results above analyst expectations. Management also raised full-year guidance twice over the past year.

Stock selection in the Asia ex-Japan region, primarily Pacific Textiles Holdings Ltd. and Great Eagle Holdings, Ltd., detracted the most from relative performance. Pacific Textiles Holdings Ltd., lowered its guidance after experiencing disruption at its Vietnamese factory and margin pressure from rising cost of goods sold. The company’s Vietnamese facilities later returned to production, which improved margins through higher utilization. At period end, we believed the stock was undervalued given its broad, brand-name customer base and significant shareholder returns. Great Eagle Holdings, Ltd., a Hong Kong-based real estate company, declined as political tensions weighed on investor sentiment. We believed the stock traded at an unwarranted discount to the value of its real estate assets as of period end.

Information technology and industrials were top sector contributors due to stock selection. IT was led by previously-mentioned ASM International NV and Barco NV. In industrials, take-outs of Ramirent OYJ and Hopewell Holdings Ltd. drove outperformance. Finnish construction equipment provider Ramirent OYJ received a takeover bid representing a sizable premium from a private competitor. Hong Kong-based infrastructure and property company Hopewell Holdings Ltd. received an offer to be privatized by its management team at a significant premium to its previous share price.

Health-care holdings were a significant drag on relative performance. Japanese dental equipment supplier Nakanishi, Inc. and Japanese pharmaceutical company Kaken Pharmaceutical Co., Ltd. (“Kaken Pharmaceutical”) were the primary detractors. Nakanishi, Inc. underperformed following a deceleration in revenues and earnings. The company had benefited from Japanese specific demand related to stricter sterilization regulations in the prior year. As this factor faded, Nakanishi, Inc. experienced a slowdown in domestic replacement demand and excess channel inventory with its original equipment manufacturing partners. We believe these issues are temporary and related to the long, four-year product lifecycle. The company’s new product releases should spur replacement demand and expand its addressable market. Despite delivering positive absolute return, Kaken Pharmaceutical lagged other holdings in health care. Many of the company’s older products faced pressure from drug price cuts in the Japanese market. Kaken Pharmaceutical, which has several new drugs set to launch in 2021, initiated a share repurchase program. At period end, we believed shares were undervalued: real estate was another significant drag on relative performance primarily due to sector allocation. Great Eagle Holdings Ltd., mentioned above, was the only sector holding detracting from relative return. The portfolio’s underweight in real estate hindered performance during a period when investor desire for some defensive exposures pushed real estate to be the best-performing sector in the benchmark.

Brandon H. Harrell, CFA

Stedman D. Oakey, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.7%
Repurchase Agreement	1.9
Other Investment Company	1.1
Net Other Assets (Liabilities)	(0.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica International Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I (NAV)	9.84%	5.94%	7.19%	01/04/2013
MSCI EAFE Small Cap Index Gross (A)	9.27%	7.79%	8.78%
Class I2 (NAV)	9.97%	6.06%	7.29%	01/04/2013

(A) The MSCI EAFE Small Cap Index Gross is an equity index which captures small cap representation across developed markets countries around the world, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets. Investing in small-and medium-size companies involves greater risk than is customarily associated with more established companies. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Transamerica Funds	Annual Report 2019

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 97.7%
Australia - 3.3%
BlueScope Steel, Ltd.	458,500	$ 4,213,172
Charter Hall Group, REIT	364,532	2,839,578
IMF Bentham, Ltd. (A) (B)	3,244,969	7,627,895
LendLease Group	48,900	630,025
Senex Energy, Ltd. (A) (B)	10,795,700	2,679,126
WPP Aunz, Ltd.	2,293,679	845,914

		18,835,710

Belgium - 3.9%
Barco NV	26,862	5,842,040
D’ieteren SA	139,108	8,781,326
Fagron	378,748	7,185,322

		21,808,688

Denmark - 1.9%
Scandinavian Tobacco Group A/S, Class A (C)	468,028	5,530,008
Schouw & Co. A/S	76,367	5,474,328

		11,004,336

Finland - 1.1%
Cramo OYJ	125,600	1,330,776
Raisio OYJ, V Shares	1,427,483	4,983,183

		6,313,959

France - 3.8%
ICADE, REIT	83,600	8,186,389
Kaufman & Broad SA	125,729	4,792,908
Rothschild & Co.	295,719	8,311,346

		21,290,643

Germany - 5.5%
Bertrandt AG	49,309	2,460,996
DIC Asset AG	509,978	7,109,729
Gerresheimer AG	105,200	8,477,058
Hamburger Hafen und Logistik AG	241,040	6,242,275
SAF-Holland SA	535,400	3,779,842
Takkt AG	255,813	3,041,385

		31,111,285

Greece - 0.8%
Motor Oil Hellas Corinth Refineries SA	177,151	4,374,343

Hong Kong - 3.9%
First Pacific Co., Ltd.	9,232,350	3,534,613
Great Eagle Holdings, Ltd.	1,184,693	4,006,453
Kerry Logistics Network, Ltd.	5,284,500	8,443,385
NewOcean Energy Holdings, Ltd. (A)	7,639,020	1,238,083
Pacific Textiles Holdings, Ltd.	6,407,200	4,660,703

		21,883,237

Ireland - 4.4%
Bank of Ireland Group PLC	1,246,100	5,992,710
C&C Group PLC	221,900	1,092,265
Grafton Group PLC	400,900	4,055,779
Greencore Group PLC	1,737,100	5,229,355
Smurfit Kappa Group PLC	263,510	8,787,389

		25,157,498

Italy - 2.5%
Danieli & C Officine Meccaniche SpA	211,890	2,327,760
doValue SpA (C)	286,100	3,382,325
Prysmian SpA	376,252	8,690,615

		14,400,700

	Shares	Value
COMMON STOCKS (continued)
Japan - 32.2%
Aida Engineering, Ltd.	359,700	$ 3,097,704
Air Water, Inc.	332,900	6,294,859
Capcom Co., Ltd.	428,400	10,183,376
Chugoku Marine Paints, Ltd.	124,900	1,221,358
Daiichikosho Co., Ltd.	53,800	2,570,682
Denka Co., Ltd.	382,460	11,173,824
DTS Corp.	281,800	6,014,900
GMO internet, Inc. (B)	227,100	3,865,263
Hakuhodo DY Holdings, Inc.	323,300	4,873,899
Hikari Tsushin, Inc.	38,100	8,403,945
Horiba, Ltd.	105,100	7,182,498
Kaken Pharmaceutical Co., Ltd.	110,100	5,423,947
Kenedix, Inc.	1,137,100	6,223,040
Kintetsu World Express, Inc.	559,100	9,143,167
Kumiai Chemical Industry Co., Ltd. (B)	692,500	6,463,932
Kyushu Railway Co.	132,200	4,382,591
Matsumotokiyoshi Holdings Co., Ltd.	195,900	6,938,767
Meitec Corp.	81,200	4,263,395
Nakanishi, Inc.	529,200	8,850,219
Nichiha Corp.	201,800	5,849,005
Nippon Parking Development Co., Ltd.	1,603,900	2,450,630
Rohto Pharmaceutical Co., Ltd.	185,000	5,610,473
Sanwa Holdings Corp.	906,600	10,703,908
Shinoken Group Co., Ltd.	352,900	3,656,775
Square Enix Holdings Co., Ltd.	229,100	10,904,473
Takasago Thermal Engineering Co., Ltd.	291,900	5,319,559
Token Corp.	73,600	4,743,550
Trend Micro, Inc.	140,700	7,165,941
Wakita & Co., Ltd.	329,000	3,360,376
Welcia Holdings Co., Ltd.	102,900	5,955,413

		182,291,469

Netherlands - 4.5%
ASM International NV	134,500	13,509,703
Euronext NV (C)	34,300	2,763,908
Intertrust NV (C)	489,700	9,306,605

		25,580,216

New Zealand - 1.6%
Air New Zealand, Ltd.	5,070,402	9,183,762

Norway - 0.3%
ABG Sundal Collier Holding ASA	5,265,727	1,946,844

Philippines - 0.3%
Alliance Global Group, Inc.	7,713,200	1,744,951

Republic of Korea - 2.2%
Eugene Technology Co., Ltd.	337,209	4,434,482
Interpark Holdings Corp.	565,819	1,167,188
NongShim Co., Ltd.	7,700	1,601,616
Value Added Technology Co., Ltd.	241,600	5,191,456

		12,394,742

Spain - 1.5%
Cia de Distribucion Integral Logista Holdings SA	401,364	8,411,177

Sweden - 4.5%
Cloetta AB, B Shares	1,570,600	5,328,755
Dios Fastigheter AB	1,151,874	9,591,295
Nobina AB (C)	693,172	4,389,891

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Scandic Hotels Group AB (C)	650,700	$ 6,250,445

		25,560,386

Switzerland - 3.3%
Pargesa Holding SA	163,835	12,937,401
Swissquote Group Holding SA	127,476	5,551,312

		18,488,713

United Kingdom - 16.2%
Bellway PLC	222,700	9,115,794
Dialog Semiconductor PLC (A)	57,887	2,596,012
Equiniti Group PLC (C)	3,405,500	9,493,150
IG Group Holdings PLC	899,335	7,402,116
Inchcape PLC	418,400	3,495,736
Informa PLC	1,563,327	15,694,184
Intermediate Capital Group PLC	482,835	9,294,045
International Personal Finance PLC	1,503,150	2,589,650
Lancashire Holdings, Ltd.	614,600	5,664,410
Northgate PLC	701,868	3,132,073
Redrow PLC	1,008,100	7,861,172
Rentokil Initial PLC	807,381	4,753,348
Savills PLC	912,500	10,844,915

		91,936,605

Total Common Stocks (Cost $497,940,683)		553,719,264

	Shares	Value
OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (D)	6,052,945	$ 6,052,945

Total Other Investment Company (Cost $6,052,945)		6,052,945

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp., 0.85% (D), dated 10/31/2019, to be repurchased at $10,520,333 on 11/01/2019. Collateralized by a U.S. Government Obligation, 0.13%, due 04/15/2022, and with a value of $10,732,797.	$ 10,520,084	10,520,084

Total Repurchase Agreement (Cost $10,520,084)		10,520,084

Total Investments (Cost $514,513,712)		570,292,293
Net Other Assets (Liabilities) - (0.7)%		(4,157,816)

Net Assets - 100.0%		$ 566,134,477

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Real Estate Management & Development	7.4%	$42,062,232
Capital Markets	6.2	35,269,571
Diversified Financial Services	4.8	27,482,234
Household Durables	4.6	26,513,424
Air Freight & Logistics	4.6	25,997,729
Chemicals	4.4	25,153,973
Entertainment	4.1	23,658,531
Food Products	4.0	22,617,237
Building Products	3.8	21,872,472
Media	3.8	21,413,997
Semiconductors & Semiconductor Equipment	3.6	20,540,197
IT Services	3.4	19,373,313
Professional Services	2.8	16,030,996
Health Care Equipment & Supplies	2.5	14,041,675
Electronic Equipment, Instruments & Components	2.3	13,024,538
Food & Staples Retailing	2.3	12,894,180
Distributors	2.1	12,277,062
Road & Rail	2.1	11,904,555
Equity Real Estate Investment Trusts	1.9	11,025,967
Airlines	1.6	9,183,762
Containers & Packaging	1.5	8,787,389
Trading Companies & Distributors	1.5	8,746,931
Electrical Equipment	1.5	8,690,615
Life Sciences Tools & Services	1.5	8,477,058
Specialty Retail	1.5	8,403,945
Oil, Gas & Consumable Fuels	1.5	8,291,552
Commercial Services & Supplies	1.3	7,203,978

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Health Care Providers & Services	1.3%	$7,185,322
Software	1.3	7,165,941
Hotels, Restaurants & Leisure	1.1	6,250,445
Transportation Infrastructure	1.1	6,242,275
Banks	1.0	5,992,710
Insurance	1.0	5,664,410
Personal Products	1.0	5,610,473
Tobacco	1.0	5,530,008
Machinery	0.9	5,425,464
Pharmaceuticals	0.9	5,423,947
Textiles, Apparel & Luxury Goods	0.8	4,660,703
Metals & Mining	0.7	4,213,172
Internet & Direct Marketing Retail	0.7	4,208,573
Auto Components	0.7	3,779,842
Consumer Finance	0.5	2,589,650
Industrial Conglomerates	0.3	1,744,951
Beverages	0.2	1,092,265

Investments	97.1	553,719,264
Short-Term Investments	2.9	16,573,029

Total Investments	100.0%	$570,292,293

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$—	$553,719,264	$—	$553,719,264
Other Investment Company	6,052,945	—	—	6,052,945
Repurchase Agreement	—	10,520,084	—	10,520,084

Total Investments	$6,052,945	$564,239,348	$—	$570,292,293

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,549,617. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $41,116,332, representing 7.3% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2019.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Stock

(unaudited)

MARKET ENVIRONMENT

International markets were positive over the 12-month period ended October 31, 2019 despite rising macro concerns. Central banks, governments, and regulators reacted to heightened macro concerns (Brexit, trade wars, economic growth fears, inverted yield curves, etc.) by pivoting from hawkish policies over the second half of 2018 to dovish policies in 2019. For example, since December of 2018, there were 95 global central bank rate cuts and numerous countries also implemented fiscal stimulus policies. These fears presented challenging uncertainties for us and other market participants during the fiscal year. Though challenging in this environment, it is critical to look through the shorter-term noise and focus on the longer-term trends where possible. We sought to maintain a balanced portfolio, positioning the fund to accommodate alternate outcomes and risks.

We expect the macro uncertainty and volatility experienced in 2019 to continue into 2020 as much of the tensions have yet to resolve, and we add the additional uncertainty of the November 2020 U.S. presidential election. While macro concerns and politics can dominate headlines, we believe that economics and earnings ultimately drive long-term asset and portfolio returns. Despite the heightened macro volatility, we remained disciplined and diversified and, as always, continued to avoid trying to time volatile markets.

PERFORMANCE

For the year ended October 31, 2019, Transamerica International Stock (Class A) returned 4.59%. By comparison, its benchmark, the MSCI EAFE Index, returned 11.63%.

STRATEGY REVIEW

ClariVest employs a strategy of identifying and investing in the securities of firms entering or extending a fundamental growth cycle. We manage this strategy by marrying it with a disciplined approach to portfolio construction. We maintain a balanced profile of growth and value, as demonstrated by a positive exposure to recent earnings growth relative to benchmark, as well as a positive exposure to valuation (via such measures as earnings to price) relative to benchmark.

The fund underperformed its benchmark for the fiscal year ended October 31, 2019. Top detractors from performance over the period included: stock selection in Switzerland and Japan, stock selection in materials and information technology, and an underweight position in consumer staples.

Bottom stock-level contributors included the Israel-based pharmaceutical company Teva Pharmaceutical Industries Ltd. (“Teva”) and the Japanese chemical products manufacturer Showa Denko K.K. (“Showa Denko”). Teva struggled as analysts slashed price targets in the wake of lawsuits surrounding the company’s sales of opioid painkillers. Showa Denko reported results showing a slowdown in hard disk media and graphite electrode demand.

Top contributors included: overweights to Switzerland, strong stock selection within Switzerland and Italy, overweighting the information technology sector, and strong stock selection within financials and utilities.

Top stock-level contributors included Enel SpA (“Enel”), the Italy-based multinational energy company, and NXP Semiconductors NV (“NXP”), the semiconductor company based in the Netherlands. Enel reported results in line with consensus and confirmed guidance for the year as expected. NXP shares gained after the firm beat estimates for the second quarter of 2019 and announced a solid 50% quarterly dividend increase.

David R. Vaughn, CFA

Priyanshu Mutreja, CFA

Alex Turner, CFA

Co-Portfolio Managers

ClariVest Asset Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	95.9%
Preferred Stock	1.2
Exchange-Traded Fund	1.0
Other Investment Company	0.3
Net Other Assets (Liabilities)	1.6
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica International Stock

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(1.11)%	(8.40)%	09/28/2018
Class A (NAV)	4.59%	(3.56)%	09/28/2018
MSCI EAFE Index (A)	11.63%	1.94%
Class I (NAV)	4.81%	(3.37)%	09/28/2018
Class I2 (NAV)	4.81%	(3.37)%	09/28/2018
Class R6 (NAV)	4.81%	(3.37)%	09/28/2018

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets.

Transamerica Funds	Annual Report 2019

Transamerica International Stock

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 95.9%
Australia - 3.9%
Austal, Ltd.	128,161	$ 369,294
BHP Group, Ltd.	13,234	327,967
Fortescue Metals Group, Ltd.	67,492	414,543
Goodman Group, REIT	61,861	613,645
OZ Minerals, Ltd.	86,581	605,799
Resolute Mining, Ltd. (A) (B)	231,558	193,145
Sandfire Resources NL	85,313	341,689
St Barbara, Ltd.	86,805	166,951

		3,033,033

Belgium - 0.6%
Anheuser-Busch InBev SA	1,704	136,910
UCB SA	4,257	343,078

		479,988

Denmark - 2.7%
Carlsberg A/S, Class B	3,034	426,829
GN Store Nord A/S	5,406	237,584
H. Lundbeck A/S	9,089	310,031
Novo Nordisk A/S, Class B	12,216	667,168
Royal Unibrew A/S	5,069	415,581

		2,057,193

Finland - 0.5%
Neste OYJ	10,837	391,119

France - 11.4%
Air France-KLM (A)	62,329	742,078
AXA SA	29,451	777,974
Cie Generale des Etablissements Michelin SCA	5,649	687,366
Constellium SE, Class A (A)	21,800	290,594
Eiffage SA	6,854	736,296
Engie SA	43,740	731,504
Pernod Ricard SA	2,129	392,975
Peugeot SA	52,616	1,332,095
Publicis Groupe SA	11,080	476,382
Safran SA	3,408	539,164
Sanofi	10,556	972,694
Societe Generale SA	11,711	332,409
Vinci SA	7,684	862,138

		8,873,669

Germany - 7.6%
Allianz SE	7,978	1,948,632
Bayer AG	2,928	227,220
Deutsche Telekom AG	20,500	360,514
HeidelbergCement AG	5,225	388,224
Merck KGaA	6,648	792,611
ProSiebenSat.1 Media SE	52,086	769,131
SAP SE	7,859	1,041,299
TAG Immobilien AG (A)	17,528	425,777

		5,953,408

Hong Kong - 0.4%
Wheelock & Co., Ltd.	50,000	309,790

Israel - 1.2%
Israel Discount Bank, Ltd., A Shares	203,749	930,744

Italy - 4.5%
Atlantia SpA	9,894	244,310
Enel SpA	241,296	1,867,674
Eni SpA	35,825	542,198

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Leonardo SpA	74,702	$ 867,310

		3,521,492

Japan - 22.7%
Asahi Group Holdings, Ltd.	16,900	849,773
Central Glass Co., Ltd.	13,700	334,286
Chubu Electric Power Co., Inc.	25,600	385,339
Cosmo Energy Holdings Co., Ltd.	8,100	175,366
Hiroshima Bank, Ltd.	34,300	177,233
Hitachi, Ltd.	33,100	1,247,189
Hokkaido Electric Power Co., Inc.	43,100	226,695
ITOCHU Corp.	73,000	1,535,170
Kajima Corp.	25,000	346,328
KDDI Corp.	31,800	883,121
Marubeni Corp.	187,900	1,332,473
Mitsubishi Corp.	16,900	432,555
Mitsubishi UFJ Financial Group, Inc.	144,200	760,859
Morinaga Milk Industry Co., Ltd.	8,100	315,404
NEC Corp.	25,600	1,019,354
Nichi-iko Pharmaceutical Co., Ltd.	16,900	199,219
NichiiGakkan Co., Ltd.	13,700	233,175
Nihon Unisys, Ltd.	8,100	268,900
Nippon Suisan Kaisha, Ltd.	43,100	247,848
Nippon Telegraph & Telephone Corp.	33,100	1,647,797
Nipro Corp.	25,600	301,539
NS Solutions Corp.	16,900	579,818
Ricoh Co., Ltd.	43,100	387,138
Sawai Pharmaceutical Co., Ltd.	8,100	458,292
Sekisui House, Ltd.	14,400	312,296
Showa Denko KK	22,500	640,684
Sojitz Corp.	84,900	268,875
Sony Corp.	16,900	1,036,786
Sumitomo Corp.	31,800	519,154
Toyota Motor Corp.	8,100	565,702

		17,688,368

Netherlands - 7.4%
ASM International NV	4,463	448,281
ASR Nederland NV	5,194	190,064
Koninklijke Ahold Delhaize NV	34,907	869,152
Koninklijke Philips NV	20,381	892,643
NN Group NV	32,248	1,228,965
NXP Semiconductors NV	11,881	1,350,632
Royal Dutch Shell PLC, B Shares	27,335	785,358

		5,765,095

Norway - 0.2%
Austevoll Seafood ASA	17,366	175,149

Singapore - 0.2%
Yanlord Land Group, Ltd.	169,800	151,022

Spain - 2.2%
Almirall SA	10,968	205,752
Banco Bilbao Vizcaya Argentaria SA	52,254	275,251
Banco Santander SA	77,024	308,742
Iberdrola SA	65,251	670,107
Repsol SA	15,824	259,433

		1,719,285

Sweden - 4.5%
Essity AB, Class B	33,103	1,032,958

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
SSAB AB, B Shares	56,000	$ 140,701
Telefonaktiebolaget LM Ericsson, B Shares	127,337	1,112,519
Volvo AB, B Shares	80,457	1,203,226

		3,489,404

Switzerland - 11.2%
Nestle SA	16,992	1,814,088
Novartis AG	23,234	2,027,587
Roche Holding AG	7,410	2,229,385
Straumann Holding AG	593	528,861
Swiss Life Holding AG	2,410	1,204,878
UBS Group AG (A)	26,655	314,510
Zurich Insurance Group AG	1,617	631,884

		8,751,193

United Kingdom - 14.7%
3i Group PLC	55,856	816,143
Ashtead Group PLC	37,572	1,142,746
Aviva PLC	85,357	459,075
Barclays PLC	288,519	627,124
Bellway PLC	6,180	252,966
BP PLC	94,914	601,579
British American Tobacco PLC	17,460	611,106
Coca-Cola European Partners PLC	9,854	527,288
Diageo PLC	21,948	899,678
Electrocomponents PLC	34,127	300,692
GlaxoSmithKline PLC	68,160	1,561,516
Halma PLC	15,531	376,912
Hammerson PLC, REIT	87,155	327,399
Imperial Brands PLC	14,045	307,902
Lloyds Banking Group PLC	628,181	462,190
Redrow PLC	30,206	235,547
Rio Tinto PLC	9,701	504,407

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Standard Chartered PLC	54,889	$ 498,414
Tesco PLC	310,879	947,144

		11,459,828

Total Common Stocks (Cost $72,295,899)		74,749,780

PREFERRED STOCK - 1.2%
Germany - 1.2%
Volkswagen AG, 2.68% (C)	4,988	949,624

Total Preferred Stock (Cost $876,164)		949,624

EXCHANGE-TRADED FUND - 1.0%
United States - 1.0%
iShares MSCI EAFE ETF	11,840	798,253

Total Exchange-Traded Fund (Cost $771,150)		798,253

OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (C)	204,233	204,233

Total Other Investment Company (Cost $204,233)		204,233

Total Investments (Cost $74,147,446)		76,701,890
Net Other Assets (Liabilities) - 1.6%		1,277,182

Net Assets - 100.0%		$ 77,979,072

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	13.0%	$9,994,553
Insurance	8.4	6,441,472
Trading Companies & Distributors	6.8	5,230,973
Banks	5.7	4,372,966
Beverages	4.8	3,649,034
Electric Utilities	4.1	3,149,815
Metals & Mining	3.9	2,985,796
Automobiles	3.7	2,847,421
Oil, Gas & Consumable Fuels	3.6	2,755,053
Food Products	3.3	2,552,489
Diversified Telecommunication Services	2.6	2,008,311
Health Care Equipment & Supplies	2.6	1,960,627
Construction & Engineering	2.5	1,944,762
Electronic Equipment, Instruments & Components	2.5	1,924,793
Household Durables	2.4	1,837,595
Food & Staples Retailing	2.4	1,816,296
Semiconductors & Semiconductor Equipment	2.3	1,798,913
Aerospace & Defense	2.3	1,775,768
Technology Hardware, Storage & Peripherals	1.8	1,406,492
Media	1.6	1,245,513

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Machinery	1.6%	$1,203,226
Capital Markets	1.5	1,130,653
Communications Equipment	1.5	1,112,519
Software	1.4	1,041,299
Household Products	1.3	1,032,958
Equity Real Estate Investment Trusts	1.2	941,044
Tobacco	1.2	919,008
Real Estate Management & Development	1.2	886,589
Wireless Telecommunication Services	1.2	883,121
IT Services	1.1	848,718
International Equity Funds	1.0	798,253
Airlines	1.0	742,078
Multi-Utilities	1.0	731,504
Auto Components	0.9	687,366
Chemicals	0.8	640,684
Construction Materials	0.5	388,224
Building Products	0.4	334,286
Transportation Infrastructure	0.3	244,310
Health Care Providers & Services	0.3	233,175

Investments	99.7	76,497,657
Short-Term Investments	0.3	204,233

Total Investments	100.0%	$76,701,890

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,168,514	$72,581,266	$—	$74,749,780
Preferred Stock	—	949,624	—	949,624
Exchange-Traded Fund	798,253	—	—	798,253
Other Investment Company	204,233	—	—	204,233

Total Investments	$3,171,000	$73,530,890	$—	$76,701,890

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $189,117. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2019.
(D)	There were no transfers in or out of Level 3 during the period ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Large Cap Value

(unaudited)

MARKET ENVIRONMENT

In the fiscal year ended October 31, 2019, U.S. equity markets marked their eleventh consecutive fiscal year gain with the Russell 1000® Value Index advancing +11.21%. There were large variations in performance among sectors, with the strongest being real estate, utilities, and technology. The bottom performing sectors were energy, materials and health care.

The past 12-months were challenging for value investing. Growth stocks continued to outperform as shown by the +17.10% advance in the Russell 1000® Growth Index. Even within the value indices, there was a dichotomy of performance between perceived safety stocks and the contra-momentum stocks that are the hallmark of our investing style.

In the macro environment, the fiscal year was characterized by a gradual deterioration of economic conditions worldwide, especially in manufacturing, that was exacerbated by the trade war between the U.S. and China. As a result, long term interest rates fell, and the yield curve inverted in mid-2019, heightening recession fears. Market psychology began to change in September with improved prospects for a “Phase One” trade deal between the U.S. and China and a slight steepening of the yield curve, along with continued strength in consumer spending, employment, and corporate profits. All this contributed to an improvement in performance of value and contra-momentum stocks.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Large Cap Value (Class A) returned 2.51%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned 11.21%.

STRATEGY REVIEW

Our method of stock selection uses bottom-up fundamental research to identify quality businesses selling below what we believe they are intrinsically worth and that have catalysts for change that can drive stock prices higher, including management teams that are focused on creating shareholder value through strategic actions and optimal capital deployment. In addition, our contra-momentum strategy seeks to buy companies that are down in price or have significantly underperformed the market averages. The Fund underperformed the Russell 1000® Value Index during the year ended October 31, 2019, primarily due to stock selection, but sector weightings were also a factor.

The sectors in which stock selection detracted most from fund performance over the 12-month period were information technology, utilities and energy. The top detractors in information technology were CommScope Holding Co., Inc. (“CommScope”) and Nokia OYJ, ADR (“Nokia”), while the top detractors in utilities and energy were PG&E Corp. (“PG&E”) and Occidental Petroleum Corp. (“Occidental”), respectively. We continue to hold CommScope, Nokia and Occidental due to their low valuations, prospects for turnarounds, and upcoming catalysts. Conversely, we sold the PG&E position in late 2018 due to its uncertain outlook in resolving its wildfire liability issues.

The sectors with the largest contribution to fund performance were health care and financials. Top names in health care were Bio-Rad Laboratories, Inc. – Class A (“Bio-Rad”) and AbbVie, Inc. (“AbbVie”), while the top names in financials were American Insurance Group, Inc. (“AIG”), JPMorgan Chase & Co. (“JP Morgan”) and Bank of America Corp. (“Bank of America”). AbbVie and AIG continue to be among our largest positions, and the fund continues to own Bio-Rad and JPMorgan, while Bank of America was sold on strength after significant appreciation.

Beginning in early September, we saw a significant rebound in relative performance in many of our positions as value and contra-momentum started to recover. As this period substantiated, our portfolios have historically performed best on both absolute and relative bases when markets are more broad-based and less momentum driven, and the recent turnaround is encouraging. We have managed portfolios through many market cycles and have successfully navigated periods of underperformance by staying true to our investment philosophy and process.

Jack Murphy

Christopher Susanin

Co-Portfolio Managers

Levin Easterly Partners LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	95.9%
Repurchase Agreement	3.6
Other Investment Company	2.6
Net Other Assets (Liabilities)	(2.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Large Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(3.10)%	6.30%	10.20%	11/15/2010
Class A (NAV)	2.51%	7.50%	10.89%	11/15/2010
Russell 1000® Value Index (A)	11.21%	7.61%	11.43%
Class C (POP)	0.90%	6.72%	10.13%	11/15/2010
Class C (NAV)	1.81%	6.72%	10.13%	11/15/2010
Class I (NAV)	2.88%	7.81%	11.25%	11/15/2010
Class I2 (NAV)	2.90%	7.91%	11.36%	11/15/2010
Class R6 (NAV)	2.90%	N/A	7.21%	05/29/2015

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 95.9%
Aerospace & Defense - 4.8%
Textron, Inc.	755,000	$ 34,797,950
United Technologies Corp.	405,000	58,149,900

		92,947,850

Automobiles - 4.7%
General Motors Co.	2,450,000	91,042,000

Banks - 11.6%
Bank of America Corp.	2,450,000	76,611,500
Citigroup, Inc.	1,375,000	98,807,500
JPMorgan Chase & Co.	380,000	47,469,600

		222,888,600

Beverages - 4.3%
Cott Corp.	4,210,102	54,099,811
Keurig Dr. Pepper, Inc. (A)	1,000,000	28,160,000

		82,259,811

Biotechnology - 5.5%
AbbVie, Inc.	1,320,000	105,006,000

Capital Markets - 2.8%
Morgan Stanley	1,177,135	54,207,067

Chemicals - 3.0%
DuPont de Nemours, Inc.	880,000	58,000,800

Communications Equipment - 4.3%
CommScope Holding Co., Inc. (A) (B)	3,345,034	37,464,381
Nokia OYJ, ADR (A)	12,500,000	45,625,000

		83,089,381

Diversified Telecommunication Services - 4.6%
AT&T, Inc.	1,700,000	65,433,000
Verizon Communications, Inc.	365,000	22,071,550

		87,504,550

Electric Utilities - 1.2%
Exelon Corp.	508,838	23,147,041

Equity Real Estate Investment Trusts - 2.3%
SL Green Realty Corp.	519,836	43,458,290

Food & Staples Retailing - 3.5%
Walmart, Inc.	579,143	67,910,308

Food Products - 6.3%
Archer-Daniels-Midland Co.	1,285,000	54,021,400
TreeHouse Foods, Inc. (B)	1,241,876	67,086,141

		121,107,541

Health Care Providers & Services - 1.4%
Cigna Corp. (B)	155,000	27,661,300

Insurance - 8.1%
American International Group, Inc.	2,050,000	108,568,000
Lincoln National Corp.	850,000	48,008,000

		156,576,000

Life Sciences Tools & Services - 0.9%
Bio-Rad Laboratories, Inc., Class A (B)	50,115	16,619,136

Multi-Utilities - 5.8%
CenterPoint Energy, Inc.	3,830,000	111,338,100

Oil, Gas & Consumable Fuels - 9.0%
EOG Resources, Inc.	270,000	18,713,700
Exxon Mobil Corp.	610,000	41,217,700
Occidental Petroleum Corp.	1,920,000	77,760,000

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.	1,572,122	$ 35,074,042

		172,765,442

Pharmaceuticals - 3.7%
Johnson & Johnson	375,000	49,515,000
Pfizer, Inc.	540,000	20,719,800

		70,234,800

Semiconductors & Semiconductor Equipment - 4.6%
Intel Corp.	1,575,000	89,034,750

Specialty Retail - 2.1%
Lowe’s Cos., Inc.	365,000	40,737,650

Wireless Telecommunication Services - 1.4%
Vodafone Group PLC, ADR	1,350,000	27,567,000

Total Common Stocks (Cost $1,814,595,800)		1,845,103,417

OTHER INVESTMENT COMPANY - 2.6%
Securities Lending Collateral - 2.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (C)	50,129,738	50,129,738

Total Other Investment Company (Cost $50,129,738)		50,129,738

	Principal	Value
REPURCHASE AGREEMENT - 3.6%
Fixed Income Clearing Corp., 0.85% (C), dated 10/31/2019, to be repurchased at $69,480,968 on 11/01/2019. Collateralized by U.S. Government Obligations, 0.13% - 2.25%, due 04/15/2022, and with a total value of $70,870,685.	$ 69,479,327	69,479,327

Total Repurchase Agreement (Cost $69,479,327)		69,479,327

Total Investments (Cost $1,934,204,865)		1,964,712,482
Net Other Assets (Liabilities) - (2.1)%		(39,476,445)

Net Assets - 100.0%		$ 1,925,236,037

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,845,103,417	$—	$—	$1,845,103,417
Other Investment Company	50,129,738	—	—	50,129,738
Repurchase Agreement	—	69,479,327	—	69,479,327

Total Investments	$1,895,233,155	$69,479,327	$—	$1,964,712,482

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $49,001,741. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rates disclosed reflect the yields at October 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Large Core

(unaudited)

MARKET ENVIRONMENT

Equities pulled back significantly in the fourth quarter of 2018 as continued trade concerns prevailed in the markets along with a pullback in technology stocks that were some of the top market performers over recent years. Midterm elections in the U.S. came and went with minimal surprise as the election results of a Democratic-led House majority and a Republican-led Senate were as expected. Consumer retail strength during the beginning of the holiday shopping season was also a positive. December 2018 was volatile as a sell-off gained traction on concerns about the longer lasting effects of the U.S.-China trade dispute as well as the near- and medium-term monetary path of the U.S. Federal Reserve (“Fed”).

First quarter 2019 performance for the U.S. equity market was strong, as markets bounced back on some expectation that the Fed would reconsider its stance on gradual rate hikes given the volatility during December; this was reaffirmed as the central bank stood firm on interest rates. Escalation in the trade tensions between the U.S. and China led to a largely negative market environment for U.S. equities as negotiations between the two countries broke down during May. The third quarter of 2019 was defined by the ongoing trade dispute. U.S. equities rose in October based on positive developments in trade negotiations and an expected rate cut with the Fed’s October meeting. Since a particularly weak September manufacturing report, economic results were mixed in the U.S. With the announcement of a “phase one” part of the U.S.-China trade deal, equities rallied, as this was the most positive development for trade sentiment in some time.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Large Core (Class R4) returned 10.15%. By comparison, its benchmark, the S&P 500®, returned 14.33%.

STRATEGY REVIEW

We believe that the most effective way to invest in equities is to categorize stocks according to where they reside in their respective company life cycles, then to let the categorization drive how they are analyzed for investment attractiveness. Through our quantitative framework, we rank companies within fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). Our model quantitatively assesses the attractiveness of each company based on numerous factors that are relevant to each life-cycle category. The model’s 70-plus factors can be aggregated into three equally-weighted clusters: quality, sentiment and valuation.

Transamerica Large Core underperformed its benchmark over the 12-month period. Real estate was the largest detracting sector to performance with Simon Property Group, Inc. and Host Hotels & Resorts, Inc. weighing the most. Top-performing sectors were utilities and consumer discretionary. Within utilities, the top contributors were Entergy Corp., which was an average overweight over the period, and having no exposure in Pacific Gas & Electric Co. Based on our proprietary life-cycle categorization approach, mature defensive holdings weighed the most, while mature turnaround names were the best performing. On a model factor cluster basis, valuation detracted the most, although it bounced back somewhat in September and October. Quality and sentiment were relatively flat over the period.

Sheedsa Ali, CFA

Kate Faraday

Co-Portfolio Managers

PineBridge Investments LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.0%
Exchange-Traded Fund	1.9
Other Investment Company	0.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Large Core

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	10.53%	N/A	10.55%	03/10/2017
Class R (NAV)	10.05%	N/A	10.00%	03/10/2017
Class R4 (NAV)	10.15%	8.32%	12.67%	09/11/2000
S&P 500® (A)	14.33%	10.78%	13.70%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Large Core

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 98.0%
Aerospace & Defense - 1.6%
Arconic, Inc.	22,141	$ 608,213
Boeing Co.	4,820	1,638,366
Huntington Ingalls Industries, Inc.	2,427	547,677
Lockheed Martin Corp.	3,571	1,345,125

		4,139,381

Air Freight & Logistics - 0.3%
CH Robinson Worldwide, Inc.	9,199	695,813
United Parcel Service, Inc., Class B	548	63,113

		758,926

Airlines - 0.6%
Delta Air Lines, Inc.	13,523	744,847
Southwest Airlines Co.	6,466	362,936
United Airlines Holdings, Inc. (A)	3,982	361,725

		1,469,508

Auto Components - 0.1%
BorgWarner, Inc.	5,852	243,911

Automobiles - 0.3%
Ford Motor Co.	26,328	226,158
General Motors Co.	16,482	612,471

		838,629

Banks - 4.5%
Bank of America Corp.	142,640	4,460,353
Citigroup, Inc.	20,330	1,460,914
Citizens Financial Group, Inc.	3,393	119,298
Comerica, Inc.	9,094	594,930
Fifth Third Bancorp	60,489	1,759,020
JPMorgan Chase & Co.	11,392	1,423,089
M&T Bank Corp.	2,599	406,821
SVB Financial Group (A)	728	161,237
US Bancorp	21,105	1,203,407

		11,589,069

Beverages - 0.9%
Coca-Cola Co.	14,523	790,487
Monster Beverage Corp. (A)	6,168	346,210
PepsiCo, Inc.	8,525	1,169,374

		2,306,071

Biotechnology - 2.3%
AbbVie, Inc.	18,700	1,487,585
Alexion Pharmaceuticals, Inc. (A)	3,170	334,118
Amgen, Inc.	5,975	1,274,169
Biogen, Inc. (A)	3,086	921,819
Celgene Corp. (A)	7,018	758,155
Gilead Sciences, Inc.	16,782	1,069,181
Regeneron Pharmaceuticals, Inc. (A)	486	148,852

		5,993,879

Building Products - 0.0% (B)
Masco Corp.	1,096	50,690

Capital Markets - 2.6%
Ameriprise Financial, Inc.	4,810	725,781
Charles Schwab Corp.	19,450	791,809
E*TRADE Financial Corp.	7,900	330,141
Franklin Resources, Inc.	17,902	493,200
Intercontinental Exchange, Inc.	5,221	492,445
MarketAxess Holdings, Inc.	766	282,340
Moody’s Corp.	3,045	672,001

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
MSCI, Inc.	1,164	$ 273,028
Raymond James Financial, Inc.	6,085	508,037
S&P Global, Inc.	2,025	522,430
T. Rowe Price Group, Inc.	13,698	1,586,228

		6,677,440

Chemicals - 1.3%
Albemarle Corp. (C)	7,182	436,235
CF Industries Holdings, Inc.	15,750	714,262
Corteva, Inc. (A)	42,162	1,112,234
Dow, Inc. (A)	23,021	1,162,330
LyondellBasell Industries NV, Class A	219	19,644

		3,444,705

Commercial Services & Supplies - 0.5%
Cintas Corp.	2,845	764,366
Republic Services, Inc.	6,626	579,841

		1,344,207

Communications Equipment - 1.1%
Cisco Systems, Inc.	59,328	2,818,673

Construction & Engineering - 0.3%
Jacobs Engineering Group, Inc.	7,727	723,093

Construction Materials - 0.5%
Martin Marietta Materials, Inc.	5,048	1,322,122

Consumer Finance - 0.7%
American Express Co.	8,542	1,001,806
Discover Financial Services	7,085	568,642
Synchrony Financial	6,896	243,911

		1,814,359

Containers & Packaging - 0.2%
Ball Corp.	4,783	334,666
Sealed Air Corp.	3,715	155,176

		489,842

Diversified Financial Services - 2.3%
Berkshire Hathaway, Inc., Class B (A)	28,056	5,964,144

Diversified Telecommunication Services - 1.6%
AT&T, Inc.	17,196	661,874
CenturyLink, Inc.	61,497	795,771
Verizon Communications, Inc.	42,739	2,584,428

		4,042,073

Electric Utilities - 2.0%
Entergy Corp.	6,850	832,138
Evergy, Inc.	36,139	2,309,644
FirstEnergy Corp.	31,279	1,511,401
Pinnacle West Capital Corp.	2,237	210,546
Southern Co.	5,477	343,189

		5,206,918

Electrical Equipment - 0.5%
AMETEK, Inc.	5,553	508,932
Rockwell Automation, Inc.	4,421	760,368

		1,269,300

Electronic Equipment, Instruments & Components - 0.2%
CDW Corp.	777	99,386
Keysight Technologies, Inc. (A)	5,151	519,787

		619,173

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services - 0.4%
Helmerich & Payne, Inc.	7,840	$ 294,000
National Oilwell Varco, Inc.	7,655	173,156
Schlumberger, Ltd.	9,420	307,940
TechnipFMC PLC	7,609	150,125

		925,221

Entertainment - 0.8%
Activision Blizzard, Inc.	4,809	269,448
Electronic Arts, Inc. (A)	364	35,090
Netflix, Inc. (A)	2,026	582,293
Viacom, Inc., Class B	26,813	578,088
Walt Disney Co.	4,202	545,924

		2,010,843

Equity Real Estate Investment Trusts - 2.7%
American Tower Corp.	7,140	1,557,091
Boston Properties, Inc.	1,535	210,602
Extra Space Storage, Inc.	3,181	357,131
Host Hotels & Resorts, Inc.	97,157	1,592,403
Public Storage	3,181	708,918
Simon Property Group, Inc.	16,443	2,477,631

		6,903,776

Food & Staples Retailing - 0.9%
Kroger Co.	4,383	107,997
Sysco Corp.	12,595	1,005,963
Walgreens Boots Alliance, Inc.	2,874	157,438
Walmart, Inc.	9,529	1,117,370

		2,388,768

Food Products - 1.0%
General Mills, Inc.	9,471	481,695
Hershey Co.	4,565	670,462
J.M. Smucker Co.	3,496	369,457
Kellogg Co.	3,715	236,014
Mondelez International, Inc., Class A	470	24,651
Tyson Foods, Inc., Class A	9,543	790,065

		2,572,344

Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	25,453	2,128,125
ABIOMED, Inc. (A)	470	97,563
Align Technology, Inc. (A)	280	70,641
Baxter International, Inc.	3,011	230,944
Cooper Cos., Inc.	3,023	879,693
Edwards Lifesciences Corp. (A)	2,064	492,016
Hologic, Inc. (A)	7,935	383,340
IDEXX Laboratories, Inc. (A)	711	202,642
Intuitive Surgical, Inc. (A)	547	302,464
Medtronic PLC	15,981	1,740,331
Teleflex, Inc.	1,335	463,792

		6,991,551

Health Care Providers & Services - 3.2%
AmerisourceBergen Corp.	492	42,007
Anthem, Inc.	4,418	1,188,796
Cardinal Health, Inc.	9,692	479,269
Cigna Corp. (A)	4,492	801,642
CVS Health Corp.	20,919	1,388,812
HCA Healthcare, Inc.	5,488	732,868
Henry Schein, Inc. (A)	8,074	505,311

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
McKesson Corp.	656	$ 87,248
UnitedHealth Group, Inc.	10,585	2,674,830
Universal Health Services, Inc., Class B	2,987	410,593

		8,311,376

Hotels, Restaurants & Leisure - 1.9%
Chipotle Mexican Grill, Inc. (A)	931	724,467
Darden Restaurants, Inc.	7,613	854,712
Hilton Worldwide Holdings, Inc.	6,789	658,261
McDonald’s Corp.	273	53,699
Norwegian Cruise Line Holdings, Ltd. (A)	9,617	488,159
Starbucks Corp.	24,430	2,065,801

		4,845,099

Household Durables - 0.6%
Garmin, Ltd.	5,646	529,312
Newell Brands, Inc.	18,696	354,663
PulteGroup, Inc.	14,811	581,184
Whirlpool Corp.	876	133,257

		1,598,416

Household Products - 2.7%
Clorox Co.	4,490	663,128
Colgate-Palmolive Co.	14,498	994,563
Kimberly-Clark Corp.	10,404	1,382,484
Procter & Gamble Co.	32,181	4,006,856

		7,047,031

Independent Power & Renewable Electricity Producers - 0.8%
AES Corp.	84,302	1,437,349
NRG Energy, Inc.	15,588	625,391

		2,062,740

Industrial Conglomerates - 1.9%
3M Co.	8,112	1,338,399
General Electric Co.	99,019	988,210
Honeywell International, Inc.	14,354	2,479,366

		4,805,975

Insurance - 3.0%
Aflac, Inc.	20,537	1,091,747
Allstate Corp.	19,770	2,103,923
Aon PLC	3,723	719,135
Hartford Financial Services Group, Inc.	19,169	1,094,166
Loews Corp.	10,674	523,026
MetLife, Inc.	11,867	555,257
Principal Financial Group, Inc.	7,724	412,307
Progressive Corp.	15,641	1,090,178
Unum Group	6,266	172,566

		7,762,305

Interactive Media & Services - 4.9%
Alphabet, Inc., Class A (A)	1,967	2,476,060
Alphabet, Inc., Class C (A)	5,002	6,303,070
Facebook, Inc., Class A (A)	18,817	3,606,278
TripAdvisor, Inc. (A)	5,095	205,838
Twitter, Inc. (A)	4,409	132,138

		12,723,384

Internet & Direct Marketing Retail - 4.0%
Amazon.com, Inc. (A)	3,667	6,515,012
Booking Holdings, Inc. (A)	994	2,036,477
eBay, Inc.	24,862	876,386

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail (continued)
Expedia Group, Inc.	6,215	$ 849,342

		10,277,217

IT Services - 5.5%
Accenture PLC, Class A	3,176	588,894
Akamai Technologies, Inc. (A)	7,446	644,079
Automatic Data Processing, Inc.	4,712	764,428
DXC Technology Co.	5,153	142,584
FleetCor Technologies, Inc. (A)	3,395	998,877
International Business Machines Corp.	7,723	1,032,797
Mastercard, Inc., Class A	11,514	3,187,190
PayPal Holdings, Inc. (A)	20,303	2,113,542
VeriSign, Inc. (A)	1,658	315,053
Visa, Inc., Class A	25,211	4,509,239

		14,296,683

Leisure Products - 0.1%
Hasbro, Inc.	2,737	266,337

Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	1,981	150,061
Mettler-Toledo International, Inc. (A)	668	470,900
Thermo Fisher Scientific, Inc.	1,424	430,019

		1,050,980

Machinery - 2.2%
Caterpillar, Inc.	12,427	1,712,441
Cummins, Inc.	7,140	1,231,507
Dover Corp.	10,402	1,080,664
Fortive Corp.	9,511	656,259
Illinois Tool Works, Inc.	290	48,888
Parker-Hannifin Corp.	1,603	294,134
Snap-on, Inc.	3,886	632,136

		5,656,029

Media - 2.4%
Charter Communications, Inc., Class A (A)	6,145	2,875,000
Comcast Corp., Class A	24,698	1,106,964
Discovery, Inc., Class C (A)	27,032	682,288
Fox Corp., Class B (A)	5,734	179,130
Interpublic Group of Cos., Inc.	7,551	164,234
Omnicom Group, Inc.	16,222	1,252,176

		6,259,792

Metals & Mining - 0.1%
Nucor Corp.	2,628	141,518

Multi-Utilities - 0.1%
CenterPoint Energy, Inc.	2,841	82,588
Public Service Enterprise Group, Inc.	4,326	273,879

		356,467

Multiline Retail - 0.2%
Dollar Tree, Inc. (A)	1,166	128,726
Target Corp.	2,769	296,034

		424,760

Oil, Gas & Consumable Fuels - 3.9%
Cabot Oil & Gas Corp.	5,027	93,703
Chevron Corp.	24,553	2,851,585
ConocoPhillips	25,848	1,426,810
Devon Energy Corp.	1,069	21,679
Exxon Mobil Corp.	54,595	3,688,984
HollyFrontier Corp.	5,900	324,146

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc.	6,240	$ 120,182
Occidental Petroleum Corp.	3,615	146,408
ONEOK, Inc.	6,556	457,806
Phillips 66	3,302	385,740
Williams Cos., Inc.	21,135	471,522

		9,988,565

Personal Products - 0.1%
Coty, Inc., Class A	5,201	60,800
Estee Lauder Cos., Inc., Class A	1,205	224,455

		285,255

Pharmaceuticals - 5.3%
Bristol-Myers Squibb Co.	20,277	1,163,291
Eli Lilly & Co.	10,582	1,205,819
Johnson & Johnson	40,914	5,402,285
Merck & Co., Inc.	38,297	3,318,818
Pfizer, Inc.	67,889	2,604,901

		13,695,114

Professional Services - 0.3%
IHS Markit, Ltd. (A)	12,702	889,394

Real Estate Management & Development - 0.4%
CBRE Group, Inc., Class A (A)	18,726	1,002,777

Road & Rail - 1.1%
CSX Corp.	25,742	1,808,890
Norfolk Southern Corp.	947	172,354
Union Pacific Corp.	5,037	833,422

		2,814,666

Semiconductors & Semiconductor Equipment - 3.5%
Analog Devices, Inc.	7,064	753,234
Applied Materials, Inc.	5,914	320,894
Broadcom, Inc.	2,573	753,503
Intel Corp.	53,549	3,027,125
Lam Research Corp.	1,369	371,054
Microchip Technology, Inc.	6,133	578,281
NVIDIA Corp.	462	92,871
QUALCOMM, Inc.	12,823	1,031,482
Texas Instruments, Inc.	14,570	1,719,114
Xilinx, Inc.	4,977	451,613

		9,099,171

Software - 6.9%
Citrix Systems, Inc.	1,205	131,176
Fortinet, Inc. (A)	6,993	570,349
Intuit, Inc.	11,416	2,939,620
Microsoft Corp.	75,653	10,846,371
Oracle Corp.	53,913	2,937,719
salesforce.com, Inc. (A)	1,650	258,209
Symantec Corp.	8,102	185,374

		17,868,818

Specialty Retail - 3.1%
AutoZone, Inc. (A)	1,456	1,666,217
Best Buy Co., Inc.	7,016	503,959
Home Depot, Inc.	17,705	4,153,239
Lowe’s Cos., Inc.	932	104,020
O’Reilly Automotive, Inc. (A)	1,313	571,825
Ross Stores, Inc.	9,858	1,081,127

		8,080,387

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	47,243	$ 11,752,169
Hewlett Packard Enterprise Co.	10,186	167,152
HP, Inc.	23,359	405,746
Xerox Holdings Corp. (A)	7,381	250,437

		12,575,504

Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc.	8,403	127,810
Ralph Lauren Corp.	215	20,653

		148,463

Tobacco - 1.4%
Altria Group, Inc.	54,116	2,423,856
Philip Morris International, Inc.	13,416	1,092,599

		3,516,455

Wireless Telecommunication Services - 0.1%
T-Mobile, Inc. (A)	2,300	190,118

Total Common Stocks (Cost $231,370,775)		252,959,412

	Shares	Value
EXCHANGE-TRADED FUND - 1.9%
U.S. Equity Fund - 1.9%
SPDR S&P 500 ETF Trust	15,793	$ 4,790,491

Total Exchange-Traded Fund (Cost $4,365,547)		4,790,491

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (D)	440,820	440,820

Total Other Investment Company (Cost $440,820)		440,820

Total Investments (Cost $236,177,142)		258,190,723
Net Other Assets (Liabilities) - (0.1)%		(136,457)

Net Assets - 100.0%		$ 258,054,266

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$252,959,412	$—	$—	$252,959,412
Exchange-Traded Fund	4,790,491	—	—	4,790,491
Other Investment Company	440,820	—	—	440,820

Total Investments	$258,190,723	$—	$—	$258,190,723

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the security is on loan. The value of the security on loan is $431,861. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(D)	Rate disclosed reflects the yield at October 31, 2019.
(E)	There were no transfers in or out of Level 3 during the period ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Large Growth

(unaudited)

MARKET ENVIRONMENT

Morgan Stanley Investment Management Inc.

Large cap growth stocks advanced over the year ended October 31, 2019, with real estate and materials as the best performing sectors in the Russell 1000® Growth index. Energy was the only sector to post a decline and hence was the greatest relative underperformer. Against this backdrop, our team continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio.

Wellington Management Company LLP

U.S. equities, as measured by the S&P 500® Index, posted positive results over the 12-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of moderating growth, tighter liquidity and monetary policy, trade uncertainty, increasing fiscal deficits, and political uncertainty.

The U.S. Federal Reserve (“Fed”) raised its benchmark interest rate in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the EU unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies has eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September in an effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 and signaled its intention to pause further changes in policy. U.S. and China has made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market-cap, as large-cap stocks, as measured by the S&P 500® Index, outperformed small-cap and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400® Index, respectively, during the period.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Large Growth (Class R4) returned 15.29%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 17.10%.

STRATEGY REVIEW

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management, Inc. (“MSIM”) took over the sub-advising of the Fund’s sleeve on October 18, 2019. During the October 21, 2019 to October 31, 2019 period, the sleeve of the Fund underperformed its primary benchmark, the Russell 1000® Growth Index.

Music streaming services provider Spotify Technology SA contributed to relative performance. Its shares advanced on good results which beat expectations, characterized by strong user growth in emerging markets and continued traction with its podcast offering. Television streaming platform provider Roku, Inc. also contributed to performance. In late October Roku, Inc. announced the acquisition of dataxu, a platform that enables marketers to manage their video advertising campaigns. The acquisition should help the company to provide advertisers with a more robust solution on its platform.

Twitter, Inc., a global communications platform, detracted from relative results. Its shares underperformed on mixed reported results, characterized by better than expected user growth but weaker than expected sales growth and profitability.

Stock selection was weak in the healthcare sector. Illumina, Inc., a leader in genetic testing and analysis, underperformed and detracted from relative results. The company reported better than expected quarterly results, but a somewhat lower than expected outlook due to several transitory items.

Transamerica Funds	Annual Report 2019

Transamerica Large Growth

(unaudited)

STRATEGY REVIEW (continued)

Wellington Management Company LLP

Wellington implements to a disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance largely via stock selection.

The Fund’s sleeve managed by Wellington Management Company LLP outperformed its benchmark, the Russell 1000® Growth Index, during the 12-month period ended October 31, 2019.

During the period, stock selection within the health care, information technology and industrials sectors helped relative performance. This was partially offset by weaker selection within the consumer discretionary sector. Sector allocation, a result of the bottom-up stock selection process, modestly contributed to relative performance. The Fund’s underweight allocation to health care and overweight allocation to information technology contributed most to relative performance.

The Fund’s largest individual relative contributors during the period included Advanced Micro Devices, Inc. a semiconductor company, and Seattle Genetics, Inc., a cancer treatment biotechnology company.

The Fund’s largest individual relative detractors during the period included NetApp, Inc. (no longer held in the Fund), a cloud and data services company, Continental Resources, Inc., an American petroleum and natural gas exploration and production company, and GoDaddy Inc., a web hosting company.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Mammen Chally, CFA

Douglas McLane, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	97.1%
Other Investment Company	0.2
Net Other Assets (Liabilities)	2.7
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Large Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	15.57%	N/A	16.74%	03/10/2017
Class R (NAV)	15.06%	N/A	16.18%	03/10/2017
Class R4 (NAV)	15.29%	12.84%	14.38%	09/11/2000
Russell 1000® Growth Index (A)	17.10%	13.43%	15.41%

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Large Growth

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 97.1%
Aerospace & Defense - 0.8%
Raytheon Co.	28,375	$ 6,021,459

Beverages - 1.2%
Constellation Brands, Inc., Class A	24,339	4,632,442
Monster Beverage Corp. (A)	79,768	4,477,378

		9,109,820

Biotechnology - 1.8%
Alnylam Pharmaceuticals, Inc. (A)	22,853	1,982,269
Moderna, Inc. (A)	72,391	1,212,549
Neurocrine Biosciences, Inc. (A)	34,965	3,478,668
Seattle Genetics, Inc. (A)	35,489	3,811,519
Vertex Pharmaceuticals, Inc. (A)	17,508	3,422,464

		13,907,469

Building Products - 0.6%
Fortune Brands Home & Security, Inc.	82,480	4,952,924

Capital Markets - 0.5%
Intercontinental Exchange, Inc.	43,936	4,144,043

Chemicals - 2.6%
Ecolab, Inc.	70,379	13,517,694
PPG Industries, Inc.	36,451	4,560,749
Sherwin-Williams Co.	5,074	2,903,952

		20,982,395

Commercial Services & Supplies - 0.4%
Copart, Inc. (A)	40,776	3,369,729

Consumer Finance - 0.9%
American Express Co.	36,904	4,328,101
Capital One Financial Corp.	34,031	3,173,391

		7,501,492

Diversified Telecommunication Services - 0.7%
Verizon Communications, Inc.	86,200	5,212,514

Electrical Equipment - 1.0%
AMETEK, Inc.	43,414	3,978,893
Eaton Corp. PLC	40,786	3,552,868

		7,531,761

Electronic Equipment, Instruments & Components - 0.5%
CDW Corp.	29,582	3,783,834

Entertainment - 7.0%
Activision Blizzard, Inc.	76,477	4,285,006
Netflix, Inc. (A)	30,300	8,708,523
Roku, Inc. (A)	90,823	13,369,146
Spotify Technology SA (A)	133,663	19,287,571
Walt Disney Co.	78,014	10,135,579

		55,785,825

Equity Real Estate Investment Trusts - 0.7%
American Tower Corp.	23,624	5,151,922

Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	25,542	7,588,784

Health Care Equipment & Supplies - 5.8%
Baxter International, Inc.	73,358	5,626,559
DexCom, Inc. (A)	65,193	10,055,368
Edwards Lifesciences Corp. (A)	17,572	4,188,813
Intuitive Surgical, Inc. (A)	40,206	22,231,908
Teleflex, Inc.	11,964	4,156,413

		46,259,061

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services - 2.2%
Convetrus, Inc. (A)	219,627	$ 2,177,602
Guardant Health, Inc. (A)	85,723	5,957,748
UnitedHealth Group, Inc.	38,314	9,681,948

		17,817,298

Health Care Technology - 1.6%
Veeva Systems, Inc., Class A (A)	89,807	12,737,327

Hotels, Restaurants & Leisure - 1.1%
Hilton Worldwide Holdings, Inc.	50,339	4,880,870
McDonald’s Corp.	19,962	3,926,525

		8,807,395

Household Products - 1.1%
Colgate-Palmolive Co.	72,246	4,956,076
Procter & Gamble Co.	29,189	3,634,322

		8,590,398

Insurance - 0.4%
Allstate Corp.	32,122	3,418,423

Interactive Media & Services - 10.4%
Alphabet, Inc., Class A (A)	15,672	19,727,914
Alphabet, Inc., Class C (A)	15,171	19,117,129
Facebook, Inc., Class A (A)	113,781	21,806,129
Snap, Inc., Class A (A)	412,903	6,218,319
Twitter, Inc. (A)	515,716	15,456,008

		82,325,499

Internet & Direct Marketing Retail - 8.4%
Amazon.com, Inc. (A)	27,146	48,229,212
Chewy, Inc., Class A (A)	106,425	2,625,505
Farfetch, Ltd., Class A (A)	353,552	3,157,219
MercadoLibre, Inc. (A)	17,034	8,883,572
Wayfair, Inc., Class A (A)	43,209	3,553,076

		66,448,584

IT Services - 12.2%
Adyen NV (A) (B)	8,913	6,256,655
EPAM Systems, Inc. (A)	15,769	2,774,713
FleetCor Technologies, Inc. (A)	22,946	6,751,172
Global Payments, Inc.	39,798	6,733,026
GoDaddy, Inc., Class A (A)	84,927	5,522,803
Mastercard, Inc., Class A	45,094	12,482,470
MongoDB, Inc. (A)	48,260	6,166,180
Okta, Inc. (A)	126,988	13,850,581
PayPal Holdings, Inc. (A)	52,826	5,499,187
Shopify, Inc., Class A (A)	44,564	13,973,934
Square, Inc., Class A (A)	81,780	5,023,745
Twilio, Inc., Class A (A)	125,046	12,074,442

		97,108,908

Life Sciences Tools & Services - 3.1%
Illumina, Inc. (A)	61,887	18,288,846
Thermo Fisher Scientific, Inc.	21,167	6,392,011

		24,680,857

Machinery - 1.7%
Illinois Tool Works, Inc.	31,525	5,314,485
Middleby Corp. (A)	12,005	1,452,005
Nordson Corp.	24,519	3,844,824
Snap-on, Inc.	18,236	2,966,450

		13,577,764

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 0.2%
Continental Resources, Inc. (A)	52,414	$ 1,544,640

Pharmaceuticals - 1.1%
Allergan PLC	19,357	3,408,961
Eli Lilly & Co.	46,285	5,274,176

		8,683,137

Professional Services - 0.7%
Equifax, Inc.	19,581	2,676,918
IHS Markit, Ltd. (A)	40,337	2,824,397

		5,501,315

Road & Rail - 2.0%
Norfolk Southern Corp.	17,704	3,222,128
Uber Technologies, Inc. (A) (C)	402,369	12,674,623

		15,896,751

Semiconductors & Semiconductor Equipment - 2.7%
Advanced Micro Devices, Inc. (A)	117,584	3,989,625
Marvell Technology Group, Ltd.	141,544	3,452,258
Micron Technology, Inc. (A)	77,890	3,703,670
NVIDIA Corp.	36,518	7,340,848
ON Semiconductor Corp. (A)	139,120	2,838,048

		21,324,449

Software - 16.2%
Adobe, Inc. (A)	23,481	6,526,074
Atlassian Corp. PLC, Class A (A)	48,897	5,906,269
Coupa Software, Inc. (A)	74,038	10,179,485
DocuSign, Inc. (A)	50,307	3,329,820
Guidewire Software, Inc. (A) (C)	33,208	3,743,870
Microsoft Corp.	183,673	26,333,198
salesforce.com, Inc. (A)	53,095	8,308,837
ServiceNow, Inc. (A)	73,824	18,253,722
Slack Technologies, Inc., Class A (A)	536,027	11,792,594

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
SS&C Technologies Holdings, Inc.	64,461	$ 3,352,617
Trade Desk, Inc., Class A (A)	47,874	9,613,099
Workday, Inc., Class A (A)	100,118	16,235,135
Zoom Video Communications, Inc., Class A (A)	64,987	4,541,941

		128,116,661

Specialty Retail - 0.8%
TJX Cos., Inc.	112,050	6,459,682

Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc.	104,897	26,094,178

Textiles, Apparel & Luxury Goods - 2.4%
NIKE, Inc., Class B	81,573	7,304,862
PVH Corp.	45,809	3,992,712
Under Armour, Inc., Class C (A)	194,805	3,603,893
VF Corp.	53,627	4,412,966

		19,314,433

Total Common Stocks (Cost $625,772,750)		769,750,731

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (D)	1,854,506	1,854,506

Total Other Investment Company (Cost $1,854,506)		1,854,506

Total Investments (Cost $627,627,256)		771,605,237
Net Other Assets (Liabilities) - 2.7%		21,794,139

Net Assets - 100.0%		$ 793,399,376

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$763,494,076	$6,256,655	$—	$769,750,731
Other Investment Company	1,854,506	—	—	1,854,506

Total Investments	$765,348,582	$6,256,655	$—	$771,605,237

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the value of the 144A security is $6,256,655, representing 0.8% of the Fund’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,811,876. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Rate disclosed reflects the yield at October 31, 2019.
(E)	There were no transfers in or out of Level 3 during the period ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Large Value Opportunities

(unaudited)

MARKET ENVIRONMENT

Equities pulled back significantly in the fourth quarter of 2018 as continued trade concerns prevailed in the markets, along with a pullback in technology stocks that were some of the top market performers over recent years. Midterm elections in the U.S. came and went with minimal surprise as the election results of a Democratic-led House majority and a Republican-led Senate were as expected. Consumer retail strength during the beginning of the holiday shopping season was also a positive. December 2018 was volatile as a sell-off gained traction on concerns about the longer lasting effects of the U.S.-China trade dispute as well as the near- and medium-term monetary path of the U.S. Federal Reserve (“Fed”).

First quarter 2019 performance for the U.S. equity market was strong, as markets bounced back on some expectation that the Fed would reconsider its stance on gradual rate hikes given the volatility during December; this was reaffirmed as the central bank stood firm on interest rates. Escalation in the trade tensions between the U.S. and China led to a largely negative market environment for U.S. equities as negotiations between the two countries broke down during May. The third quarter of 2019 was defined by the ongoing trade dispute. U.S. equities rose in October based on positive developments in trade negotiations and an expected rate cut with the Fed’s October meeting. Since a particularly weak September manufacturing report, economic results were mixed in the U.S. With the announcement of a “phase one” part of the US-China trade deal, equities rallied, as this was the most positive development for trade sentiment in some time.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Large Value Opportunities (Class R4) returned 7.31%. By comparison, its benchmark, the MSCI USA Value Index Gross, returned 11.07%.

STRATEGY REVIEW

We believe that the most effective way to invest in equities is to categorize stocks according to where they reside in their respective company life cycles, then to let the categorization drive how they are analyzed for investment attractiveness. Through our quantitative framework, we rank companies within fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). Our model quantitatively assesses the attractiveness of each company based on numerous factors that are relevant to each life-cycle category. The model’s 70-plus factors can be aggregated into three equally-weighted clusters: quality, sentiment and valuation.

Transamerica Large Value Opportunities underperformed its benchmark over the 12-month period. Real estate was the largest detracting sector to performance with Simon Property Group, Inc. and Host Hotels & Resorts, Inc. weighing the most individually within the group. Top-performing sectors were consumer discretionary and materials. Within consumer discretionary, top-performing holdings were AutoZone, Inc. and Nike, Inc., Class B. Based on our life-cycle categorization approach, high-cyclical growth holdings weighed the most, while exceptional-growth companies were the best performing. On a model factor cluster basis, valuation detracted the most, although it bounced back somewhat in September and October. Quality and sentiment were relatively flat over the period.

Sheedsa Ali, CFA

Kate Faraday

Co-Portfolio Managers

PineBridge Investments LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.5%
Exchange-Traded Fund	2.0
Other Investment Company	0.2
Net Other Assets (Liabilities)	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Large Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	7.58%	N/A	7.69%	05/05/2017
Class R (NAV)	6.97%	N/A	7.14%	05/05/2017
Class R4 (NAV)	7.31%	6.05%	11.20%	09/11/2000
MSCI USA Value Index Gross (A)	11.07%	8.19%	11.95%

(A) The MSCI USA Value Index Gross captures large and mid-cap U.S. securities exhibiting overall value style characteristics.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 97.5%
Airlines - 1.0%
Delta Air Lines, Inc.	99,391	$ 5,474,456

Auto Components - 0.2%
Lear Corp.	10,882	1,281,573

Banks - 9.4%
Bank of America Corp.	323,569	10,118,003
Citigroup, Inc.	39,455	2,835,236
Fifth Third Bancorp	223,476	6,498,682
First Citizens BancShares, Inc., Class A	1,890	929,729
JPMorgan Chase & Co.	89,061	11,125,500
Popular, Inc.	94,857	5,165,912
SVB Financial Group (A)	10,375	2,297,855
US Bancorp	158,500	9,037,670
Wells Fargo & Co.	68,955	3,560,147

		51,568,734

Beverages - 1.2%
Coca-Cola Co.	72,996	3,973,172
Monster Beverage Corp. (A)	2,024	113,607
PepsiCo, Inc.	19,232	2,638,054

		6,724,833

Biotechnology - 2.8%
AbbVie, Inc.	55,227	4,393,308
Amgen, Inc.	2,432	518,624
Biogen, Inc. (A)	14,229	4,250,345
Gilead Sciences, Inc.	94,526	6,022,251

		15,184,528

Capital Markets - 3.3%
Ameriprise Financial, Inc.	18,633	2,811,533
E*TRADE Financial Corp.	103,730	4,334,877
FactSet Research Systems, Inc.	19,590	4,966,457
Franklin Resources, Inc.	194,641	5,362,359
TD Ameritrade Holding Corp.	16,220	622,524

		18,097,750

Chemicals - 2.2%
CF Industries Holdings, Inc.	3,222	146,118
Corteva, Inc. (A)	189,750	5,005,605
Dow, Inc. (A)	111,721	5,640,793
NewMarket Corp.	2,881	1,398,697

		12,191,213

Communications Equipment - 2.4%
Cisco Systems, Inc.	284,191	13,501,914

Consumer Finance - 2.7%
Capital One Financial Corp.	77,687	7,244,313
Credit Acceptance Corp. (A)	3,663	1,603,698
Discover Financial Services	73,443	5,894,535

		14,742,546

Diversified Financial Services - 0.3%
Berkshire Hathaway, Inc., Class B (A)	6,907	1,468,290

Diversified Telecommunication Services - 2.1%
AT&T, Inc.	163,075	6,276,757
CenturyLink, Inc.	43,486	562,709
Verizon Communications, Inc.	82,303	4,976,862

		11,816,328

Electric Utilities - 2.3%
Evergy, Inc.	90,317	5,772,160

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (continued)
FirstEnergy Corp.	131,929	$ 6,374,809
PG&E Corp. (A) (B)	89,049	549,432

		12,696,401

Electrical Equipment - 0.3%
Rockwell Automation, Inc.	9,223	1,586,264

Electronic Equipment, Instruments & Components - 0.6%
CDW Corp.	24,111	3,084,038

Entertainment - 1.5%
Viacom, Inc., Class B	178,776	3,854,411
Walt Disney Co.	33,584	4,363,233

		8,217,644

Equity Real Estate Investment Trusts - 2.7%
Host Hotels & Resorts, Inc.	333,239	5,461,787
Service Properties Trust	77,216	1,953,565
Simon Property Group, Inc.	48,069	7,243,037

		14,658,389

Food & Staples Retailing - 1.3%
Kroger Co.	4,611	113,615
Sysco Corp.	66,713	5,328,367
Walmart, Inc.	14,712	1,725,129

		7,167,111

Food Products - 1.9%
Kellogg Co.	70,215	4,460,759
Tyson Foods, Inc., Class A	69,502	5,754,071

		10,214,830

Gas Utilities - 0.2%
UGI Corp.	21,428	1,021,473

Health Care Equipment & Supplies - 0.9%
Cooper Cos., Inc.	2,496	726,336
Masimo Corp. (A)	9,104	1,327,272
Medtronic PLC	19,548	2,128,777
STERIS PLC	4,708	666,512

		4,848,897

Health Care Providers & Services - 3.5%
Anthem, Inc.	32,113	8,640,966
Cardinal Health, Inc.	91,281	4,513,845
CVS Health Corp.	10,081	669,278
HCA Healthcare, Inc.	38,834	5,185,892

		19,009,981

Hotels, Restaurants & Leisure - 1.9%
Darden Restaurants, Inc.	47,276	5,307,677
Starbucks Corp.	60,711	5,133,722

		10,441,399

Household Products - 4.4%
Clorox Co.	37,275	5,505,145
Colgate-Palmolive Co.	111,037	7,617,138
Kimberly-Clark Corp.	27,273	3,624,036
Procter & Gamble Co.	60,142	7,488,281

		24,234,600

Independent Power & Renewable Electricity Producers - 2.1%
AES Corp.	267,913	4,567,917
NRG Energy, Inc.	34,380	1,379,325
Vistra Energy Corp.	202,656	5,477,792

		11,425,034

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates - 2.0%
3M Co.	56,100	$ 9,255,939
Honeywell International, Inc.	10,537	1,820,056

		11,075,995

Insurance - 5.9%
Aflac, Inc.	130,542	6,939,613
Allstate Corp.	62,637	6,665,830
Arch Capital Group, Ltd. (A)	39,376	1,644,342
Athene Holding, Ltd., Class A (A)	16,312	707,125
CNA Financial Corp.	10,014	449,028
Hartford Financial Services Group, Inc.	103,744	5,921,707
Loews Corp.	4,307	211,043
MetLife, Inc.	113,160	5,294,756
Progressive Corp.	70,359	4,904,022

		32,737,466

Internet & Direct Marketing Retail - 1.1%
Booking Holdings, Inc. (A)	2,596	5,318,607
eBay, Inc.	26,934	949,423

		6,268,030

IT Services - 2.1%
International Business Machines Corp.	35,595	4,760,119
PayPal Holdings, Inc. (A)	15,186	1,580,863
Visa, Inc., Class A	29,298	5,240,240

		11,581,222

Machinery - 3.4%
Allison Transmission Holdings, Inc.	108,500	4,731,685
Caterpillar, Inc.	42,578	5,867,248
Dover Corp.	48,565	5,045,418
Snap-on, Inc.	18,780	3,054,943

		18,699,294

Media - 2.9%
AMC Networks, Inc., Class A (A)	11,202	487,847
Charter Communications, Inc., Class A (A)	12,017	5,622,274
Comcast Corp., Class A	71,523	3,205,661
Discovery, Inc., Class C (A)	23,701	598,213
Omnicom Group, Inc.	75,197	5,804,456

		15,718,451

Multi-Utilities - 0.2%
Ameren Corp.	3,615	280,886
CenterPoint Energy, Inc.	8,661	251,775
Public Service Enterprise Group, Inc.	7,284	461,150

		993,811

Oil, Gas & Consumable Fuels - 7.1%
Chevron Corp.	122,980	14,282,897
ConocoPhillips	142,750	7,879,800
Exxon Mobil Corp.	198,596	13,419,132
HollyFrontier Corp.	44,706	2,456,148
ONEOK, Inc.	18,752	1,309,452

		39,347,429

Pharmaceuticals - 9.6%
Bristol-Myers Squibb Co.	130,202	7,469,689
Eli Lilly & Co.	49,050	5,589,247
Jazz Pharmaceuticals PLC (A)	36,960	4,643,285
Johnson & Johnson	118,940	15,704,838
Merck & Co., Inc.	134,025	11,614,606

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Pfizer, Inc.	205,294	$ 7,877,131

		52,898,796

Real Estate Management & Development - 0.5%
Jones Lang LaSalle, Inc.	18,834	2,759,558

Road & Rail - 1.6%
CSX Corp.	19,573	1,375,395
Norfolk Southern Corp.	39,588	7,205,016

		8,580,411

Semiconductors & Semiconductor Equipment - 2.4%
Intel Corp.	133,033	7,520,355
QUALCOMM, Inc.	12,583	1,012,177
Texas Instruments, Inc.	40,651	4,796,411

		13,328,943

Software - 2.4%
Intuit, Inc.	18,975	4,886,063
Oracle Corp.	157,729	8,594,653

		13,480,716

Specialty Retail - 1.8%
AutoZone, Inc. (A)	4,755	5,441,527
Home Depot, Inc.	19,030	4,464,057

		9,905,584

Technology Hardware, Storage & Peripherals - 1.7%
Apple, Inc.	22,462	5,587,647
HP, Inc.	222,808	3,870,175

		9,457,822

Tobacco - 1.6%
Altria Group, Inc.	197,335	8,838,635
Philip Morris International, Inc.	3,239	263,784

		9,102,419

Wireless Telecommunication Services - 0.0% (C)
Sprint Corp. (A)	8,049	49,984

Total Common Stocks (Cost $522,139,285)		536,644,157

EXCHANGE-TRADED FUND - 2.0%
U.S. Equity Fund - 2.0%
iShares Russell 1000 Value ETF (B)	84,306	10,965,681

Total Exchange-Traded Fund (Cost $10,362,313)		10,965,681

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (D)	838,527	838,527

Total Other Investment Company (Cost $838,527)		838,527

Total Investments (Cost $533,340,125)		548,448,365
Net Other Assets (Liabilities) - 0.3%		1,424,637

Net Assets - 100.0%		$ 549,873,002

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$536,644,157	$—	$—	$536,644,157
Exchange-Traded Fund	10,965,681	—	—	10,965,681
Other Investment Company	838,527	—	—	838,527

Total Investments	$548,448,365	$—	$—	$548,448,365

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $804,075. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rate disclosed reflects the yield at October 31, 2019.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Mid Cap Growth

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500® Index, posted positive results over the 12-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of moderating growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The U.S. Federal Reserve (“Fed”) raised its benchmark interest rate by 0.25% in December. During the first quarter of 2019, U.S. equities rallied buoyed by a dovish shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the EU unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies has eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market capitalization, as large-cap stocks, as measured by the S&P 500® Index, outperformed small-cap and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400® Index, respectively.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Mid Cap Growth (Class R4) returned 23.05%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 18.93%.

STRATEGY REVIEW

Since we began managing the Fund on December 6, 2018 (following a brief transition period from the prior sub-advisor), through the period ended October 31, 2019, the Fund outperformed its benchmark. Relative outperformance was almost entirely driven by positive stock selection. By sector, holdings in information technology, and to a lesser extent, industrials and health care, drove performance. Notable contributors included Global Payments Inc., a provider of payment technology services; Seattle Genetics, Inc., a biotechnology company that specializes in delivering cancer-killing agents directly to tumor cells; and SBA Communications Corp., a real estate investment trust providing wireless communications infrastructure such as cell towers.

Detractors included our positions in Centene Corp., a Medicaid-focused managed care organization; Vail Resorts, Inc., a U.S. based ski resort owner and operator; and Gartner, Inc., an IT research and advisory services company.

In terms of positioning, the portfolio continues to have a meaningful overweight in consumer discretionary funded by underweights in sectors such as consumer staples, materials, financials and industrials, most notably. Over the period, we have added several new holdings, largely in the IT and health-care sectors. We have also eliminated several holdings, a few of which had graduated beyond our mid-cap opportunity set on the back of strong performance.

Timothy N. Manning

Portfolio Manager

Wellington Management Company

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Other Investment Company	1.9
Repurchase Agreement	1.2
Net Other Assets (Liabilities)	(2.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Mid Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	16.41%	N/A	6.31%	03/10/2017
Class A (NAV)	23.15%	N/A	8.62%	03/10/2017
Class C (POP)	21.51%	N/A	7.82%	03/10/2017
Class C (NAV)	22.29%	N/A	7.82%	03/10/2017
Class I (NAV)	23.45%	N/A	8.92%	03/10/2017
Class I2 (NAV)	23.34%	N/A	8.91%	03/10/2017
Class I3 (NAV)	23.41%	N/A	8.74%	03/10/2017
Class R (NAV)	22.79%	N/A	8.18%	03/10/2017
Class R4 (NAV)	23.05%	8.64%	12.01%	11/07/2001
Russell Midcap® Growth Index (A)	18.93%	10.92%	14.76%

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R and R4 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. The securities of small and mid-capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 8.0%
BWX Technologies, Inc.	164,851	$ 9,577,843
Hexcel Corp.	118,413	8,835,978

		18,413,821

Banks - 2.0%
First Republic Bank	42,327	4,501,900

Biotechnology - 6.0%
Bluebird Bio, Inc. (A)	31,255	2,531,655
Incyte Corp. (A)	72,999	6,126,076
Seattle Genetics, Inc. (A)	48,810	5,242,194

		13,899,925

Diversified Consumer Services - 4.5%
Bright Horizons Family Solutions, Inc. (A)	69,753	10,359,716

Electronic Equipment, Instruments & Components - 1.8%
CDW Corp.	32,525	4,160,273

Entertainment - 3.0%
Take-Two Interactive Software, Inc. (A)	57,164	6,879,687

Equity Real Estate Investment Trusts - 3.9%
SBA Communications Corp.	37,422	9,005,604

Health Care Equipment & Supplies - 4.5%
ABIOMED, Inc. (A)	18,278	3,794,147
Penumbra, Inc. (A) (B)	42,676	6,656,176

		10,450,323

Health Care Providers & Services - 2.0%
Centene Corp. (A)	85,484	4,537,491

Hotels, Restaurants & Leisure - 9.9%
Aramark	268,712	11,758,837
Domino’s Pizza, Inc. (B)	15,983	4,341,303
Vail Resorts, Inc.	28,698	6,668,554

		22,768,694

Internet & Direct Marketing Retail - 4.9%
Expedia Group, Inc.	82,286	11,245,205

IT Services - 10.0%
Gartner, Inc. (A)	92,283	14,218,964
Global Payments, Inc.	52,477	8,878,059

		23,097,023

Life Sciences Tools & Services - 1.8%
Mettler-Toledo International, Inc. (A)	5,826	4,106,980

Professional Services - 7.4%
IHS Markit, Ltd. (A)	181,824	12,731,317
TransUnion	51,244	4,233,779

		16,965,096

Semiconductors & Semiconductor Equipment - 7.8%
Advanced Micro Devices, Inc. (A)	155,899	5,289,653
KLA Corp.	43,209	7,304,049
Monolithic Power Systems, Inc.	36,263	5,436,549

		18,030,251

Software - 15.2%
Ceridian HCM Holding, Inc. (A)	55,367	2,671,458
DocuSign, Inc. (A)	123,592	8,180,554
Guidewire Software, Inc. (A)	59,721	6,732,946
SS&C Technologies Holdings, Inc.	213,665	11,112,717
Tyler Technologies, Inc. (A)	23,072	6,195,293

		34,892,968

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 3.7%
Burlington Stores, Inc. (A)	44,543	$ 8,559,828

Textiles, Apparel & Luxury Goods - 2.8%
Under Armour, Inc., Class A (A) (B)	316,487	6,535,457

Total Common Stocks (Cost $212,233,308)		228,410,242

OTHER INVESTMENT COMPANY - 1.9%
Securities Lending Collateral - 1.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (C)	4,430,555	4,430,555

Total Other Investment Company (Cost $4,430,555)		4,430,555

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp., 0.85% (C), dated 10/31/2019, to be repurchased at $2,875,663 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $2,935,223.	$ 2,875,595	2,875,595

Total Repurchase Agreement (Cost $2,875,595)		2,875,595

Total Investments (Cost $219,539,458)		235,716,392
Net Other Assets (Liabilities) - (2.3)%		(5,355,190)

Net Assets - 100.0%		$ 230,361,202

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$228,410,242	$—	$—	$228,410,242
Other Investment Company	4,430,555	—	—	4,430,555
Repurchase Agreement	—	2,875,595	—	2,875,595

Total Investments	$232,840,797	$2,875,595	$—	$235,716,392

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,331,431. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Mid Cap Value Opportunities

(unaudited)

MARKET ENVIRONMENT

Most U.S. equity markets posted solid double digit returns for the fiscal year ended October 31, 2019, although it was certainly a bumpy ride. Specifically, December of 2018 witnessed a dramatic sell-off across equities driven by concerns of a global trade war, more restrictive monetary policy, and fears of peak earnings growth. Equities experienced a near mirror image recovery in January, suggesting that December’s weakness may have been exacerbated by tax-loss harvesting. After raising rates in December, the U.S. Federal Reserve turned dovish in 2019 and lowered the target rate three times. This dovish tone supported strong rallies in credit, equities, and Treasuries, although the market continued to oscillate around potential implications from a global trade war, downward trending forward indicators, heightened global growth concerns, and geopolitical risks both in the U.S. and abroad. With this backdrop and despite rising uncertainty, the economy continued to hold up, resulting in the continuation of one of the longest bull markets in history. Broader U.S. equity markets finished the 12-month period ended October 31, 2019 on top, led by large cap and growth stocks. Equity markets favored growth across style boxes, with pricier, higher multiple names outpacing those priced at a discount. This leads us to believe investor expectations are high which increases the potential for disappointment and further market volatility. As always, Thompson, Siegel & Walmsley LLC will maintain its disciplined approach to value investing and buy/sell stocks opportunistically irrespective of market fluctuations.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Mid Cap Value Opportunities (Class A) returned 9.64%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Value Index, returned 10.08%.

STRATEGY REVIEW

The Fund outperformed its benchmark, the Russell Midcap® Value Index, over the period on a gross of fees basis, driven primarily by stock selection. At the sector level, consumer staples and health care led performance. In staples, the portfolio benefitted from strong stock selection across a number of companies. Holdings in US Foods Holding Corp. (“US Foods”), General Mills, Inc. (“General Mills”), and Casey’s General Stores, Inc. (“Casey’s”) made considerable contributions to relative return. US Foods, a food distributor, benefitted from solid earnings driven by gross margin expansion and improved market sentiment on a prior acquisition. General Mills, a branded foods business, moved higher off strong earnings and positive sentiment around the portfolio mix shifting further away from legacy branded cereal and into more niche brands. Lastly, Casey’s, a convenience store and gasoline station operator, benefitted from a favorable gas margin environment and positive execution of their value creation plan. We have since sold the stock into strength. Within health care, the portfolio benefitted from holdings in Dentsply Sirona, Inc. (“Dentsply Sirona”) and Zimmer Biomet Holdings, Inc. (“Zimmer Biomet”). Dentsply Sirona designs, manufactures, sells, and distributes professional dental products and technologies. The company reported better than expected fourth quarter earnings and provided a positive outlook due to new product introductions. We took advantage of the price increase to eliminate our position in the first quarter of 2019. Zimmer Biomet, a provider of orthopedic reconstructive parts, moved higher off expectations of the roll-out of a robotic knee product and better execution by management in addressing gaps in the product portfolio.

Producer durables and financial services were the main detractors over the period. The portfolio’s underweight to producer durables, particularly machinery, drove the weakness in the sector. For names held in the portfolio, Trinity Industries, Inc. (“Trinity”) and Stericycle, Inc. (“Stericycle”) were the primary detractors. Trinity is a manufacturer of transportation, energy, and construction products, as well as one of the largest railcar lessors in North America. Order deceleration in the rail segment adversely impacted the stock, but we continue to hold the stock as we believe it trades at a discount to the sum of its parts. Stericycle, a medical waste management company, was impacted by pricing pressure in the industry and spend on IT initiatives at the organization.

We exited this position as our risk/reward outlook deteriorated given the rising risk associated with the company’s enterprise resource planning (ERP) software implementation and negative trending non-core business fundamentals. Within financial services, our underweight to the sector adversely impacted performance, notably driven by the underweight to real estate investment trusts (“REITs”), which have been strong due to falling interest rates. Strong stock selection and allocation to insurance companies as well as our bank positioning, however, mitigated the aggregate underperformance in the sector. At the stock level, our holding in Uniti Group, Inc., a telecommunications REIT, was the primary detractor. The company’s largest client filed for bankruptcy earlier in the year after losing an ongoing court case to a distressed debt investor. Our risk/reward outlook deteriorated following the unexpected news and we took advantage of recent price strength to exit the small position.

R. Michael Creager, CFA

Brett P. Hawkins, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	91.9%
Repurchase Agreement	8.4
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Mid Cap Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	3.61%	6.46%	7.27%	04/30/2014
Class A (NAV)	9.64%	7.66%	8.37%	04/30/2014
Russell Midcap® Value Index (A)	10.08%	6.95%	7.52%
Class C (POP)	8.00%	6.89%	7.61%	04/30/2014
Class C (NAV)	9.00%	6.89%	7.61%	04/30/2014
Class I (NAV)	9.99%	7.96%	8.68%	04/30/2014
Class I2 (NAV)	10.04%	8.05%	8.77%	04/30/2014
Class I3 (NAV)	10.10%	N/A	5.89%	03/24/2017
Class R (NAV)	9.45%	N/A	5.33%	03/24/2017
Class R4 (NAV)	9.83%	N/A	5.68%	03/24/2017
Class R6 (NAV)	10.06%	N/A	7.41%	07/25/2016

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in mid-sized companies involves greater risk than is customarily associated with more established companies. The securities of mid-sized companies are subject to higher volatility than larger, more established companies. The prices of securities the sub-adviser believes are undervalued many not appreciate as anticipated or may go down. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 91.9%
Airlines - 2.5%
Alaska Air Group, Inc.	272,616	$ 18,927,729
JetBlue Airways Corp. (A)	873,200	16,852,760

		35,780,489

Banks - 2.8%
CIT Group, Inc.	526,160	22,567,002
Signature Bank	152,200	18,008,304

		40,575,306

Beverages - 1.9%
Molson Coors Brewing Co., Class B	523,884	27,619,164

Biotechnology - 1.3%
United Therapeutics Corp. (A)	202,200	18,165,648

Capital Markets - 1.5%
E*TRADE Financial Corp.	521,600	21,797,664

Chemicals - 2.9%
Corteva, Inc.	666,100	17,571,718
Mosaic Co.	680,800	13,534,304
Westlake Chemical Corp.	161,600	10,211,504

		41,317,526

Consumer Finance - 0.8%
Ally Financial, Inc.	349,939	10,718,632

Distributors - 1.9%
LKQ Corp. (A)	790,100	26,855,499

Diversified Financial Services - 1.4%
Jefferies Financial Group, Inc.	1,099,300	20,523,931

Diversified Telecommunication Services - 1.0%
GCI Liberty, Inc., Class A (A)	206,500	14,450,870

Electric Utilities - 3.5%
FirstEnergy Corp.	507,300	24,512,736
PPL Corp.	764,050	25,588,035

		50,100,771

Energy Equipment & Services - 1.2%
Baker Hughes Co.	814,600	17,432,440

Entertainment - 2.5%
Viacom, Inc., Class B	1,667,000	35,940,520

Equity Real Estate Investment Trusts - 7.0%
Brixmor Property Group, Inc.	836,800	18,426,336
Colony Capital, Inc.	2,420,105	13,552,588
Gaming and Leisure Properties, Inc.	585,700	23,638,852
JBG SMITH Properties	679,470	27,355,462
VEREIT, Inc.	1,758,100	17,299,704

		100,272,942

Food & Staples Retailing - 1.8%
US Foods Holding Corp. (A)	634,400	25,166,648

Food Products - 5.7%
General Mills, Inc.	316,300	16,087,018
J.M. Smucker Co.	130,400	13,780,672
Kraft Heinz Co.	502,700	16,252,291
Post Holdings, Inc. (A)	336,900	34,667,010

		80,786,991

Health Care Equipment & Supplies - 1.8%
Zimmer Biomet Holdings, Inc.	186,500	25,779,895

Health Care Providers & Services - 6.5%
AmerisourceBergen Corp.	316,856	27,053,165

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Cardinal Health, Inc.	348,968	$ 17,256,468
Centene Corp. (A)	158,800	8,429,104
DaVita, Inc. (A)	125,400	7,348,440
Laboratory Corp. of America Holdings (A)	200,538	33,042,646

		93,129,823

Hotels, Restaurants & Leisure - 1.2%
Aramark	399,900	17,499,624

Household Products - 0.0% (B)
Spectrum Brands Holdings, Inc.	9,501	477,045

Insurance - 13.3%
Alleghany Corp. (A)	45,125	35,120,336
Allstate Corp.	259,400	27,605,348
Arch Capital Group, Ltd. (A)	522,500	21,819,600
Fidelity National Financial, Inc.	547,203	25,083,786
Loews Corp.	598,320	29,317,680
Markel Corp. (A)	21,100	24,708,100
Willis Towers Watson PLC	143,166	26,757,725

		190,412,575

Internet & Direct Marketing Retail - 1.4%
Expedia Group, Inc.	150,654	20,588,376

Machinery - 1.6%
Trinity Industries, Inc.	1,178,280	23,306,378

Media - 7.5%
Discovery, Inc., Class C (A)	533,580	13,467,559
DISH Network Corp., Class A (A)	657,893	22,618,362
Fox Corp., Class A	655,400	20,999,016
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	402,900	18,207,051
News Corp., Class A	2,279,400	31,250,574

		106,542,562

Mortgage Real Estate Investment Trusts - 3.1%
Annaly Capital Management, Inc.	4,865,045	43,688,104

Multi-Utilities - 3.2%
CenterPoint Energy, Inc.	1,563,000	45,436,410

Multiline Retail - 1.9%
Dollar Tree, Inc. (A)	241,100	26,617,440

Oil, Gas & Consumable Fuels - 2.0%
Antero Resources Corp. (A)	2,521,000	6,302,500
Williams Cos., Inc.	1,020,100	22,758,431

		29,060,931

Personal Products - 0.5%
Coty, Inc., Class A	619,300	7,239,617

Pharmaceuticals - 0.8%
Perrigo Co. PLC	217,600	11,537,152

Semiconductors & Semiconductor Equipment - 0.8%
Qorvo, Inc. (A)	141,500	11,441,690

Software - 2.5%
CDK Global, Inc.	474,000	23,955,960
SS&C Technologies Holdings, Inc.	221,500	11,520,215

		35,476,175

Specialty Retail - 1.2%
Foot Locker, Inc.	395,900	17,225,609

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 0.7%
NCR Corp. (A)	328,100	$ 9,583,801

Trading Companies & Distributors - 2.2%
AerCap Holdings NV (A)	365,900	21,178,292
HD Supply Holdings, Inc. (A)	270,800	10,707,432

		31,885,724

Total Common Stocks (Cost $1,182,185,184)		1,314,433,972

Principal	Value
REPURCHASE AGREEMENT - 8.4%

Fixed Income Clearing Corp., 0.85% (C), dated 10/31/2019, to be repurchased at $120,087,810 on 11/01/2019. Collateralized by U.S. Government Obligations, 1.75% - 2.13%, due 05/15/2022 - 05/31/2022, and with a total value of $122,490,121.

$ 120,084,974	$ 120,084,974

Total Repurchase Agreement (Cost $120,084,974)	120,084,974

Total Investments (Cost $1,302,270,158)	1,434,518,946
Net Other Assets (Liabilities) - (0.3)%	(3,893,010)

Net Assets - 100.0%	$ 1,430,625,936

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,314,433,972	$—	$—	$1,314,433,972
Repurchase Agreement	—	120,084,974	—	120,084,974

Total Investments	$1,314,433,972	$120,084,974	$—	$1,434,518,946

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Rate disclosed reflects the yield at October 31, 2019.
(D)	There were no transfers in or out of Level 3 during the period ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica MLP & Energy Income

(unaudited)

MARKET ENVIRONMENT

In energy markets, concerns over a global economic slowdown, potential oversupply in commodity markets, particularly natural gas, and concern about the financial strength of upstream companies resulted in negative sector performance. While the energy infrastructure sub-sector was not immune from these concerns, midstream companies materially outperformed compared to other parts of the energy sector. This was because investors acknowledged that these companies have already implemented many of the reforms, such as reducing leverage, increasing coverage, and funding capital expenditures internally, that the market now demands of upstream companies.

The midstream sector has generated meaningful amounts of free cash flow over the past year as new projects were placed in service, capital spending abated, and production increased. Capital efficiency and shareholder returns have remained an area of focus for investors. Investors have demanded that energy companies generate free cash and increase the amount of capital they return to investors through debt reduction, dividends, and share buybacks. Recent quarterly results have been very good, as large diversified companies announced financial results that easily beat consensus estimates.

PERFORMANCE

For the year ended October 31, 2019, Transamerica MLP & Energy Income (Class A) returned -0.20%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Alerian MLP Total Return Index, returned 14.33% and -6.36%, respectively.

STRATEGY REVIEW

Renewable, Canadian, and liquefied natural gas related infrastructure sub-sectors posted the best relative performance, while gathering & processing delivered the lowest relative returns. Fund-specific performance for the fiscal year was predominantly driven by negative contributions attributable to gathering & processing positions, largely offset by positive contributions from our Canadian oil & gas-related positions.

The largest individual contributors to performance during the fiscal year were investments in TC Energy Corp. and Kinder Morgan, Inc. TC Energy Corp., in a turnaround from last year, has demonstrated strong financial performance, while Kinder Morgan Inc., despite recently reported earnings that were mildly disappointing, was lifted by its $1.5 billion sale of its interest in the Cochin pipeline.

Targa Resources Corp. and Antero Midstream Corp. were the primary detractors to performance. Targa Resources Corp.’s processed natural gas volumes increased, however revenue shrank due to the pricing environment. As a sponsor-backed natural gas player in the northeastern U.S., Antero Midstream Corp. came under pressure as the market developed a negative view around the growth prospects of gas producers. While the company reported strong production growth and kept a lid on costs, weaker commodity prices negatively impacted earnings.
Although the Fund has experienced a bit more volatility than expected, we continue to manage the portfolio to favor higher quality midstream and renewable energy companies.

John C. Frey

Portfolio Manager

Kayne Anderson Capital Advisors, L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	62.2%
Master Limited Partnerships	34.0
Other Investment Company	5.1
Repurchase Agreement	3.5
Net Other Assets (Liabilities)	(4.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica MLP & Energy Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(5.69)%	(7.84)%	(3.38)%	04/30/2013
Class A (NAV)	(0.20)%	(6.79)%	(2.54)%	04/30/2013
S&P 500® (A)	14.33%	10.78%	12.72%
Alerian MLP Total Return Index (B)	(6.36)%	(8.96)%	(4.26)%
Class C (POP)	(1.79)%	(7.47)%	(3.26)%	04/30/2013
Class C (NAV)	(0.84)%	(7.47)%	(3.26)%	04/30/2013
Class I (NAV)	(0.03)%	(6.52)%	(2.27)%	04/30/2013
Class I2 (NAV)	(0.08)%	(6.42)%	(2.17)%	04/30/2013

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Alerian MLP Total Return Index is a composite of the 50 most prominent energy Master Limited Partnerships (“MLPs”) that provides investors with an unbiased, comprehensive benchmark for this asset class.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in MLPs involve risks related to limited control, cash flow changes, dilution risks and risk linked to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

The Fund is subject to certain MLP tax risks. As the Fund is registered as a Regulated Investment Company, the Fund does not pay taxes. Changes to government regulations may impact future returns.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Transamerica Funds	Annual Report 2019

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 62.2%
Electric Utilities - 3.0%
NextEra Energy, Inc.	31,600	$ 7,531,544

Independent Power & Renewable Electricity Producers - 4.1%
Atlantica Yield PLC	226,300	5,433,463
Clearway Energy, Inc., Class C	66,000	1,196,580
Innergex Renewable Energy, Inc.	113,400	1,415,455
Northland Power, Inc. (A)	69,900	1,395,771
TransAlta Renewables, Inc.	77,400	833,295

		10,274,564

Multi-Utilities - 0.7%
Algonquin Power & Utilities Corp.	80,300	1,102,898
Algonquin Power & Utilities Corp.	56,300	772,436

		1,875,334

Oil, Gas & Consumable Fuels - 54.4%
Cheniere Energy, Inc. (B)	279,591	17,208,826
Enbridge, Inc.	349,454	12,723,620
Equitrans Midstream Corp. (A)	159,000	2,213,280
Kinder Morgan, Inc.	701,900	14,023,962
ONEOK, Inc.	223,275	15,591,293
Pembina Pipeline Corp.	387,500	13,624,500
Phillips 66	101,000	11,798,820
Plains GP Holdings, LP, Class A (A) (B) (C)	685,413	12,721,265
Targa Resources Corp. (A)	140,135	5,448,449
TC Energy Corp.	297,325	14,964,367
Williams Cos., Inc.	726,860	16,216,247

		136,534,629

Total Common Stocks (Cost $142,702,895)		156,216,071

MASTER LIMITED PARTNERSHIPS - 34.0% (D)
Independent Power & Renewable Electricity Producers - 5.6%
Brookfield Renewable Partners, LP (B)	80,000	3,403,200
NextEra Energy Partners, LP	203,622	10,730,879

		14,134,079

Multi-Utilities - 1.2%
Brookfield Infrastructure Partners, LP	60,000	3,010,200

Oil, Gas & Consumable Fuels - 27.2%
BP Midstream Partners, LP	162,455	2,396,211
Crestwood Equity Partners, LP	47,500	1,716,650
Energy Transfer, LP	850,837	10,712,038

	Shares	Value
MASTER LIMITED PARTNERSHIPS (continued) (D)
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Partners, LP	354,711	$ 9,233,127
Enviva Partners, LP	19,382	649,685
GasLog Partners, LP	300,948	5,961,780
Hess Midstream Partners, LP	78,200	1,666,442
Hoegh LNG Partners, LP	248,800	3,707,120
KNOT Offshore Partners, LP	119,302	2,281,054
Magellan Midstream Partners, LP	98,300	6,126,056
MPLX, LP	267,281	7,048,200
Phillips 66 Partners, LP	95,100	5,315,139
Shell Midstream Partners, LP	273,805	5,618,479
TC PipeLines, LP	20,200	800,324
Western Midstream Operating, LP	235,607	5,009,005

		68,241,310

Total Master Limited Partnerships (Cost $91,640,492)		85,385,589

OTHER INVESTMENT COMPANY - 5.1%
Securities Lending Collateral - 5.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (E)	12,873,073	12,873,073

Total Other Investment Company (Cost $12,873,073)		12,873,073

	Principal	Value
REPURCHASE AGREEMENT - 3.5%
Fixed Income Clearing Corp., 0.85% (E), dated 10/31/2019, to be repurchased at $8,732,196 on 11/01/2019. Collateralized by a U.S. Government Obligation, 2.13%, due 05/15/2022, and with a value of $8,907,646.	$ 8,731,990	8,731,990

Total Repurchase Agreement (Cost $8,731,990)		8,731,990

Total Investments (Cost $255,948,450)		263,206,723
Net Other Assets (Liabilities) - (4.8)%		(12,106,029)

Net Assets - 100.0%		$ 251,100,694

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$156,216,071	$—	$—	$156,216,071
Master Limited Partnerships	85,385,589	—	—	85,385,589
Other Investment Company	12,873,073	—	—	12,873,073
Repurchase Agreement	—	8,731,990	—	8,731,990

Total Investments	$254,474,733	$8,731,990	$—	$263,206,723

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,556,892. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2019. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(D)	The Fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of master limited partnerships and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to master limited partnerships, which are not treated as publicly traded partnerships for federal income tax purposes.
(E)	Rates disclosed reflect the yields at October 31, 2019.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Asset Income

(unaudited)

MARKET ENVIRONMENT

Macroeconomic, geopolitical and fiscal-policy events dominated headlines and served as key drivers of market returns. Sentiment swings predominantly stemming from global trade and the U.S. Federal Reserve (“Fed”) contributed to market volatility. After raising rates in December 2018, the Fed turned dovish in 2019 and lowered the target rate three times. The 10-year Treasury rate ended the fiscal year ended October 31, 2019 at 1.69%, 155 basis points lower than its November 2018 high of 3.24%. Global macroeconomic data generally weakened throughout the year, warranting additional easing measures from many other global central banks. This dovish tone supported strong rallies in credit and equities.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Multi-Asset Income (Class A) returned 11.72%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Multi-Asset Income Blended Benchmark, returned 14.33% and 12.71%, respectively.

STRATEGY REVIEW

The strategy mandates we maintain a significant exposure in high-yield credit to generate the Fund’s primary objective of high current income and to moderate overall portfolio risk. The Fund’s focus on higher quality high yield was additive to performance as lower-rated credit underperformed. The ICE BofA Merrill Lynch US High Yield (CCC & Lower) Index returned -2.58% for the 12-month period ended on October 31, 2019, compared to the ICE BofA Merrill Lynch High Yield (BB-B) Cash Pay High Yield Index return of 9.84%. The portfolio’s preferred equity allocation detracted from total performance as the ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index returned 12.77% for the period.

Within equity, allocations in financial services and energy sectors aided relative performance. In financial services, STORE Capital Corp. was the standout, benefiting from stable fundamentals and declining interest rates. Within energy, Exxon Mobil Corp. outperformed due to additional large oil discoveries driving higher production expectations.

Notable detractors from relative performance among equities were Delta Air Lines, Inc. and Verizon Communications, Inc. Delta Air Lines, Inc. underperformed due to rising cost pressures. Verizon Communications, Inc. underperformed as the company continues to reduce debt, directing cash flow away from equity holders while improving the quality of the balance sheet.

The economic backdrop for the U.S. consumer remains positive, supporting pockets of ‘risk-on’ sectors within equities and high yield bonds. Security selection may gain importance as the bull market matures. However, we believe increased attention needs to be given to overall macroeconomic risks as economic data continues to gradually deteriorate. We will continue to seek out opportunities to increase portfolio quality without sacrificing yield and total return.

William M. Bellamy, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	48.2%
Corporate Debt Securities	40.3
Preferred Stocks	8.6
Other Investment Company	3.1
Repurchase Agreement	1.0
Master Limited Partnership	0.4
Net Other Assets (Liabilities)	(1.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Asset Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	5.62%	5.50%	5.74%	03/01/2014
Class A (NAV)	11.72%	6.70%	6.80%	03/01/2014
S&P 500® (A)	14.33%	10.78%	11.29%
Transamerica Multi-Asset Income Blended Benchmark (A) (B) (C)	12.71%	8.64%	8.86%
Class C (POP)	10.00%	5.92%	6.01%	03/01/2014
Class C (NAV)	11.00%	5.92%	6.01%	03/01/2014
Class I (NAV)	12.14%	6.96%	7.07%	03/01/2014
Class I2 (NAV)	12.03%	5.91%	6.12%	03/01/2014

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Multi-Asset Income Blended Benchmark is composed of the following benchmarks: 60% S&P 500® and 40% ICE BofAML U.S. High Yield BB-B Rated Constrained Index.

(C) The ICE BofAML U.S. High Yield BB-B Rated Constrained Index tracks the performance of BB and B rated high yield bonds.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield securities may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. Preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 48.2%
Airlines - 1.1%
Delta Air Lines, Inc.	47,991	$ 2,643,344

Banks - 4.1%
Bank of America Corp.	82,500	2,579,775
Citigroup, Inc.	37,500	2,694,750
JPMorgan Chase & Co.	35,000	4,372,200

		9,646,725

Beverages - 1.6%
Coca-Cola Co.	30,000	1,632,900
PepsiCo, Inc.	15,000	2,057,550
Thai Beverage PCL	3	2

		3,690,452

Biotechnology - 1.8%
AbbVie, Inc.	20,000	1,591,000
Amgen, Inc.	12,000	2,559,000

		4,150,000

Chemicals - 1.6%
Dow, Inc.	29,166	1,472,591
LyondellBasell Industries NV, Class A	25,000	2,242,500

		3,715,091

Communications Equipment - 1.4%
Cisco Systems, Inc.	70,000	3,325,700

Diversified Telecommunication Services - 2.6%
AT&T, Inc.	55,000	2,116,950
HKT Trust & HKT, Ltd.	689,540	1,073,563
Verizon Communications, Inc.	50,000	3,023,500

		6,214,013

Electric Utilities - 0.9%
Duke Energy Corp.	23,500	2,215,110

Energy Equipment & Services - 0.1%
Bristow Group, Inc. (A)	3,188	115,948

Equity Real Estate Investment Trusts - 3.8%
Healthpeak Properties, Inc.	77,500	2,915,550
Omega Healthcare Investors, Inc. (B)	40,025	1,762,701
STORE Capital Corp.	64,008	2,592,324
Ventas, Inc.	25,000	1,627,500

		8,898,075

Food & Staples Retailing - 1.2%
Walmart, Inc.	25,000	2,931,500

Health Care Providers & Services - 1.1%
CVS Health Corp.	40,000	2,655,600

Hotels, Restaurants & Leisure - 0.3%
Carnival Corp.	17,500	750,575

Household Products - 1.1%
Procter & Gamble Co.	19,825	2,468,411

Insurance - 1.7%
Allstate Corp.	6,250	665,125
Fidelity National Financial, Inc.	72,500	3,323,400

		3,988,525

Interactive Media & Services - 2.4%
Alphabet, Inc., Class C (A)	4,500	5,670,495

Media - 0.4%
Comcast Corp., Class A	19,500	873,990

	Shares	Value
COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts - 3.1%
Annaly Capital Management, Inc.	289,350	$ 2,598,363
Blackstone Mortgage Trust, Inc., Class A (B)	54,925	1,993,778
Starwood Property Trust, Inc.	111,320	2,738,472

		7,330,613

Multi-Utilities - 1.1%
Dominion Energy, Inc.	30,000	2,476,500

Multiline Retail - 0.7%
Kohl’s Corp.	32,500	1,665,950

Oil, Gas & Consumable Fuels - 2.5%
BP PLC, ADR	45,000	1,705,950
Royal Dutch Shell PLC, Class B, ADR	37,500	2,185,875
Valero Energy Corp.	20,000	1,939,600

		5,831,425

Pharmaceuticals - 2.1%
Johnson & Johnson	14,000	1,848,560
Merck & Co., Inc.	35,000	3,033,100

		4,881,660

Semiconductors & Semiconductor Equipment - 1.9%
Broadcom, Inc.	10,000	2,928,500
Intel Corp.	27,500	1,554,575

		4,483,075

Software - 2.5%
Microsoft Corp.	40,750	5,842,328

Specialty Retail - 3.2%
Foot Locker, Inc.	52,550	2,286,450
Home Depot, Inc.	15,000	3,518,700
Lowe’s Cos., Inc.	15,000	1,674,150

		7,479,300

Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	32,500	8,084,700

Tobacco - 0.5%
Philip Morris International, Inc.	13,000	1,058,720

Total Common Stocks (Cost $93,815,203)		113,087,825

PREFERRED STOCKS - 8.6%
Automobiles - 0.2%
Ford Motor Co., 6.20%	20,000	532,000

Banks - 1.7%
Bank of America Corp., Series GG, 6.00% (B)	20,000	545,000
Citigroup, Inc., Series J, Fixed until 09/30/2023, 7.13% (B) (C)	12,000	346,200
KeyCorp, Series F, 5.65%	17,451	465,418
Wells Fargo & Co.
Series Q, Fixed until 09/15/2023, 5.85% (C)	40,000	1,077,200
Series R, Fixed until 03/15/2024, 6.63% (C)	50,000	1,443,500

		3,877,318

Diversified Financial Services - 0.4%
Voya Financial, Inc., Series B, Fixed until 09/15/2029, 5.35% (C)	30,000	813,300

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value

PREFERRED STOCKS (continued)
Electric Utilities - 1.1%
Duke Energy Corp., Series A, 5.75%	63,500	$ 1,771,650
NextEra Energy Capital Holdings, Inc., Series N, 5.65%	30,000	833,100

		2,604,750

Energy Equipment & Services - 0.0% (D)
Bristow Group, Inc., 0.00%	284	10,329

Equity Real Estate Investment Trusts - 1.1%
Colony Capital, Inc.
Series E, 8.75% (B)	10,350	264,028
Series G, 7.50% (B)	8,250	205,343
Digital Realty Trust, Inc., Series C, 6.63%	10,000	266,300
Monmouth Real Estate Investment Corp., Series C, 6.13%	50,000	1,250,000
Public Storage, Series H, 5.60%	25,000	691,750

		2,677,421

Insurance - 1.7%
Aspen Insurance Holdings, Ltd., 5.63%	20,000	524,400
Athene Holding, Ltd., Series A, Fixed until 06/30/2029, 6.35% (C)	35,000	983,850
Enstar Group, Ltd., Series E, 7.00%	60,000	1,620,000
Globe Life, Inc., 6.13%	20,000	545,400
WR Berkley Corp., 5.70%	15,000	396,300

		4,069,950

Mortgage Real Estate Investment Trusts - 1.9%
AGNC Investment Corp.
Series B, 7.75%	15,000	377,400
Series E, Fixed until 10/15/2024, 6.50% (C)	55,000	1,415,150
Annaly Capital Management, Inc., Series F, Fixed until 09/30/2022, 6.95% (B) (C)	62,000	1,614,480
Two Harbors Investment Corp., Series B, Fixed until 07/27/2027, 7.63% (C)	39,800	1,043,158

		4,450,188

Real Estate Management & Development - 0.5%
Brookfield Property Partners, LP, Series A, 6.50%	39,500	1,055,045

Total Preferred Stocks (Cost $19,170,305)		20,090,301

MASTER LIMITED PARTNERSHIP - 0.4%
Capital Markets - 0.4%
AllianceBernstein Holding, LP	35,000	1,027,600

Total Master Limited Partnership (Cost $679,990)		1,027,600

	Principal	Value
CORPORATE DEBT SECURITIES - 40.3%
Aerospace & Defense - 1.1%
TransDigm, Inc. 6.25%, 03/15/2026 (E)	$ 2,500,000	$ 2,678,125

Air Freight & Logistics - 0.2%
XPO Logistics, Inc. 6.13%, 09/01/2023 (E)	500,000	516,250

Auto Components - 2.1%
American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	1,518,000	1,525,590
Cooper Tire & Rubber Co.
7.63%, 03/15/2027	79,000	90,949
8.00%, 12/15/2019	300,000	301,500
Dana, Inc. 6.00%, 09/15/2023	1,130,000	1,154,012
Panther BF Aggregator 2, LP / Panther Finance Co., Inc. 6.25%, 05/15/2026 (E)	1,750,000	1,850,100

		4,922,151

Building Products - 0.5%
Builders FirstSource, Inc. 6.75%, 06/01/2027 (E)	1,000,000	1,085,000

Capital Markets - 2.2%
BCD Acquisition, Inc. 9.63%, 09/15/2023 (E)	1,565,000	1,610,025
FS KKR Capital Corp. 4.63%, 07/15/2024	2,000,000	2,052,105
MSCI, Inc. 5.75%, 08/15/2025 (E)	1,500,000	1,573,125

		5,235,255

Chemicals - 1.6%
Blue Cube Spinco LLC 9.75%, 10/15/2023	1,250,000	1,362,500
Chemours Co. 7.00%, 05/15/2025 (B)	1,000,000	965,000
Methanex Corp. 5.25%, 12/15/2029	1,500,000	1,533,352

		3,860,852

Commercial Services & Supplies - 1.8%
Ashtead Capital, Inc. 5.63%, 10/01/2024 (E)	1,500,000	1,545,000
Cimpress NV 7.00%, 06/15/2026 (E)	1,500,000	1,582,500
FXI Holdings, Inc. 7.88%, 11/01/2024 (E)	750,000	666,375
Waste Pro, Inc. 5.50%, 02/15/2026 (E)	500,000	516,250

		4,310,125

Communications Equipment - 0.4%
CommScope Technologies LLC 6.00%, 06/15/2025 (E)	1,000,000	889,700

Construction & Engineering - 0.8%
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. 6.25%, 09/15/2027 (E)	1,300,000	1,326,000
New Enterprise Stone & Lime Co., Inc. 6.25%, 03/15/2026 (E)	200,000	208,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering (continued)
Tutor Perini Corp. 6.88%, 05/01/2025 (B) (E)	$ 250,000	$ 249,338

		1,783,338

Construction Materials - 0.1%
US Concrete, Inc. 6.38%, 06/01/2024	305,000	317,481

Consumer Finance - 0.5%
Altice Financing SA 7.50%, 05/15/2026 (E)	1,050,000	1,115,625

Distributors - 0.2%
American Builders & Contractors Supply Co., Inc. 5.88%, 05/15/2026 (E)	456,000	478,937

Diversified Consumer Services - 0.4%
Carriage Services, Inc. 6.63%, 06/01/2026 (E)	805,000	837,200

Diversified Financial Services - 2.3%
Cornerstone Chemical Co. 6.75%, 08/15/2024 (E)	1,000,000	920,000
Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 6.25%, 02/01/2022	1,500,000	1,535,625
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 3.77% (C), 12/21/2065 (E)	1,500,000	1,106,250
Quicken Loans, Inc.
5.25%, 01/15/2028 (E)	1,250,000	1,289,062
5.75%, 05/01/2025 (E)	550,000	566,214

		5,417,151

Diversified Telecommunication Services - 0.3%
Sable International Finance, Ltd. 5.75%, 09/07/2027 (B) (E)	750,000	780,938

Electric Utilities - 1.0%
Drax Finco PLC 6.63%, 11/01/2025 (E)	1,750,000	1,852,812
Vistra Operations Co. LLC 5.50%, 09/01/2026 (E)	500,000	528,360

		2,381,172

Electronic Equipment, Instruments & Components - 0.1%
MTS Systems Corp. 5.75%, 08/15/2027 (E)	300,000	314,250

Energy Equipment & Services - 2.3%
Enviva Partners, LP / Enviva Partners Finance Corp. 8.50%, 11/01/2021	2,000,000	2,043,750
Rowan Cos., Inc. 7.38%, 06/15/2025	450,000	247,500
Transocean Poseidon, Ltd. 6.88%, 02/01/2027 (E)	1,250,000	1,260,337
Transocean Sentry, Ltd. 5.38%, 05/15/2023 (E)	750,000	742,500

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
USA Compression Partners, LP / USA Compression Finance Corp. 6.88%, 04/01/2026	$ 1,000,000	$ 1,010,000

		5,304,087

Entertainment - 0.4%
Netflix, Inc. 5.88%, 02/15/2025	760,000	836,000

Equity Real Estate Investment Trusts - 0.6%
ESH Hospitality, Inc. 5.25%, 05/01/2025 (E)	1,300,000	1,340,625

Food Products - 1.5%
B&G Foods, Inc. 5.25%, 04/01/2025	2,350,000	2,399,937
Pilgrim’s Pride Corp. 5.75%, 03/15/2025 (E)	1,000,000	1,037,500

		3,437,437

Health Care Providers & Services - 0.6%
Encompass Health Corp. 4.50%, 02/01/2028	1,300,000	1,329,250

Hotels, Restaurants & Leisure - 1.5%
Marriott Ownership Resorts, Inc. 4.75%, 01/15/2028 (E)	1,200,000	1,227,360
VOC Escrow, Ltd. 5.00%, 02/15/2028 (E)	1,466,000	1,524,640
Wyndham Destinations, Inc. 6.35%, 10/01/2025	650,000	719,875

		3,471,875

Household Products - 0.7%
Central Garden & Pet Co. 6.13%, 11/15/2023	1,700,000	1,757,375

Machinery - 2.4%
JB Poindexter & Co., Inc. 7.13%, 04/15/2026 (E)	250,000	260,625
Meritor, Inc. 6.25%, 02/15/2024	1,440,000	1,476,000
Mueller Industries, Inc. 6.00%, 03/01/2027	1,400,000	1,421,000
Terex Corp. 5.63%, 02/01/2025 (E)	2,000,000	2,005,000
Wabash National Corp. 5.50%, 10/01/2025 (E)	500,000	487,500

		5,650,125

Marine - 0.3%
Tidewater, Inc. 8.00%, 08/01/2022	700,000	721,000

Media - 3.0%
Altice France SA 7.38%, 05/01/2026 (E)	2,000,000	2,141,690
CSC Holdings LLC 7.75%, 07/15/2025 (E)	1,000,000	1,072,500
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.38%, 08/15/2026 (E)	1,250,000	1,306,250
6.63%, 08/15/2027 (B) (E)	1,250,000	1,287,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Sirius XM Radio, Inc. 5.38%, 04/15/2025 (E)	$ 1,250,000	$ 1,300,000

		7,107,940

Metals & Mining - 0.4%
U.S. Steel Corp. 6.88%, 08/15/2025 (B)	1,000,000	901,900

Multiline Retail - 0.7%
Dillard’s, Inc.
7.75%, 07/15/2026	1,150,000	1,300,613
7.88%, 01/01/2023	350,000	379,157

		1,679,770

Oil, Gas & Consumable Fuels - 2.8%
Andeavor Logistics, LP / Tesoro Logistics Finance Corp.
6.25%, 10/15/2022	1,559,000	1,587,141
6.38%, 05/01/2024	450,000	466,554
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.00%, 08/01/2024 (E)	300,000	312,375
HollyFrontier Corp. 5.88%, 04/01/2026	1,000,000	1,120,087
NuStar Logistics, LP 6.00%, 06/01/2026	1,000,000	1,068,700
PBF Holding Co. LLC / PBF Finance Corp. 7.00%, 11/15/2023	1,000,000	1,030,000
Sunoco, LP / Sunoco Finance Corp. 6.00%, 04/15/2027	500,000	525,000
Valero Energy Corp. 8.75%, 06/15/2030	300,000	420,603

		6,530,460

Paper & Forest Products - 0.3%
Boise Cascade Co. 5.63%, 09/01/2024 (E)	150,000	156,000
Louisiana-Pacific Corp. 4.88%, 09/15/2024	500,000	515,000

		671,000

Professional Services - 0.2%
AMN Healthcare, Inc. 5.13%, 10/01/2024 (E)	380,000	394,250

Real Estate Management & Development - 0.6%
Hunt Cos., Inc. 6.25%, 02/15/2026 (E)	347,000	340,722
Kennedy-Wilson, Inc. 5.88%, 04/01/2024	1,000,000	1,035,000

		1,375,722

Road & Rail - 0.8%
Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/01/2025 (E)	350,000	353,500
6.75%, 03/15/2022 (E)	1,415,000	1,473,369

		1,826,869

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 1.1%
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.00%, 07/15/2025 (E)	$ 1,250,000	$ 1,328,125
Open Text Corp. 5.63%, 01/15/2023 (E)	1,324,000	1,348,825

		2,676,950

Specialty Retail - 2.0%
Carvana Co. 8.88%, 10/01/2023 (E)	1,082,000	1,119,870
Foot Locker, Inc. 8.50%, 01/15/2022	1,438,000	1,581,800
L Brands, Inc.
6.88%, 11/01/2035	750,000	637,500
6.95%, 03/01/2033 (B)	400,000	316,000
Lithia Motors, Inc. 5.25%, 08/01/2025 (E)	1,000,000	1,047,500

		4,702,670

Technology Hardware, Storage & Peripherals - 0.4%
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (E)	750,000	964,458

Textiles, Apparel & Luxury Goods - 0.0% (D)
PVH Corp. 7.75%, 11/15/2023	100,000	116,000

Trading Companies & Distributors - 1.3%
Beacon Roofing Supply, Inc. 4.50%, 11/15/2026 (E)	1,500,000	1,530,000
H&E Equipment Services, Inc. 5.63%, 09/01/2025	1,500,000	1,576,875

		3,106,875

Wireless Telecommunication Services - 0.8%
Sprint Corp.
7.25%, 09/15/2021	1,250,000	1,333,825
7.88%, 09/15/2023	450,000	496,687

		1,830,512

Total Corporate Debt Securities (Cost $93,569,532)		94,656,700

	Shares	Value
OTHER INVESTMENT COMPANY - 3.1%
Securities Lending Collateral - 3.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (F)	7,216,856	7,216,856

Total Other Investment Company (Cost $7,216,856)		7,216,856

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

Principal	Value
REPURCHASE AGREEMENT - 1.0%

Fixed Income Clearing Corp., 0.85% (F), dated 10/31/2019, to be repurchased at $2,329,773 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $2,377,581.

$ 2,329,718	$ 2,329,718

Total Repurchase Agreement (Cost $2,329,718)	2,329,718

Total Investments (Cost $216,781,604)	238,409,000
Net Other Assets (Liabilities) - (1.6)%	(3,711,665)

Net Assets - 100.0%	$ 234,697,335

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$111,898,312	$1,189,513	$—	$113,087,825
Preferred Stocks	20,079,972	10,329	—	20,090,301
Master Limited Partnership	1,027,600	—	—	1,027,600
Corporate Debt Securities	—	94,656,700	—	94,656,700
Other Investment Company	7,216,856	—	—	7,216,856
Repurchase Agreement	—	2,329,718	—	2,329,718

Total Investments	$140,222,740	$98,186,260	$—	$238,409,000

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,062,921. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $53,448,457, representing 22.8% of the Fund’s net assets.
(F)	Rates disclosed reflect the yields at October 31, 2019.
(G)	There were no transfers in or out of Level 3 during the period ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The fiscal year ended October 31, 2019 began with the prospects of healthy but moderating economic activity and global trade tensions that could potentially derail it. As consumption, fixed investments and government spending growth slowed, so did year-over-year gross domestic product (“GDP”) growth. Lower expectations prevailed throughout the year while any lingering optimism was reduced by a tumultuous geopolitical environment. As trade wars between the U.S. and China, and Japan and South Korea intensified, so did their impact on underlying economies.

Risks around trade policy were a concern for the U.S. Federal Reserve (“Fed”), which lowered 2019 GDP projections in December. Still, they stayed the course in normalizing rates given continued economic strength, and hiked rates once more in December of 2018. As a result, market expectations on Fed action soured, pricing in no further hike for the entirety of 2019 as a jolt of volatility overtook risk assets. The Fed’s more dovish tone and concerns over an inverted yield curve were top of mind for investors at the start of calendar year 2019. After cutting rates by 25 basis points in July and September, softening economic data and continued below-target inflation gave the green light to the Fed to trim its federal funds rate a quarter of a point at its October meeting.

Despite a rough start and volatility throughout the year, the credit markets performed well, both on a total and excess return basis. U.S. equities and high yield bonds posted their largest quarterly losses at the beginning of the fiscal year, which, when combined with higher volatility, depressed risk-return profiles for the quarter. Losses for investment grade bonds were more muted. As volatility normalized and financial conditions eased, risk assets, led by U.S. equities and high yield bonds, posted positive results in the second quarter. During the third quarter, risk assets and Treasuries posted positive results, led by U.S. equities and investment grade bonds. U.S. risk assets have broadly gained so far in the fourth quarter, led by investment grade bonds and Treasuries. October was risk-on with equities delivering positive returns in the U.S. Investment grade, high yield, and Treasuries also posted modest gains for the month.

J.P. Morgan Investment Management, Inc.

At the beginning of the fiscal year ended October 31, 2019, in November of 2018, U.S. equity markets ended up 2.04%, a step upward after the October 2018 sell-off. Intermittent volatility still roiled markets, with questions abounding on the U.S./China trade narrative and whether we have reached peak corporate earnings. Trade tensions briefly eased following the G-20 Summit, where President Trump and China’s President Xi agreed to a short-term truce. The market ended the month of December down -9.03%, correcting again after the decline seen in October. Episodic volatility continued to shake the market, with fears surrounding trade, overextended corporate earnings, and declining global purchasing managers’ indexes (“PMIs”) raising concerns. Despite periodic market shocks, many market and economic indicators still leaned positive, including consumer and small business confidence, wages, and same store retail sales.

The market bounced back in the first quarter of 2019, making up for losses experienced at the end of 2018. After 2018’s large S&P 500® Index price-to-earnings (“P/E”) multiple contraction, from over 18x at the year’s onset to 14x by the year’s end, a considerable amount of risk and uncertainty became priced into the market. While consensus remains that the Fed may keep rates steady, alleviating some recessionary fears, volatility escalated in May with increased tensions surrounding tariffs between the U.S. and China, in addition to proposed U.S. tariffs on Mexico. Investors took risk off the table given new developments in the trade narrative and signs of slower economic growth globally, despite a still generally constructive earnings backdrop in the U.S. Driven mostly by increased hopes of a trade deal between the U.S. and China at the G20 summit, the strong performance in equities provided both relief and hope to investors who piled back into the market and drove the S&P 500® Index to fresh highs during June. Markets moved higher in July, with signs of easing global monetary policy, continuing strength in corporate earnings, and abating trade tensions. Market gains were lost come August, however, with the Fed’s move to cut rates, together with President Trump’s surprise tariff proposal, leading to risk-off sentiment. The market again rebounded in September, accompanied by a dramatic rotation from growth stocks into value stocks.

The market moved higher in October on the heels of September’s rally, with corporate earnings and consumer strength driving the advance. Corporate profits have been solid this third quarter earnings season, with 70% of S&P 500® companies beating bottom-line estimates as of the date of this report. The unemployment rate has remained at record lows, which has helped to sustain high consumer confidence. While trade remains a concern, negotiations have been more constructive lately, with a “Phase One” deal outlined in mid-October. The Fed also showed a more accommodative stance by cutting the federal funds rate by 25 basis points at its latest meeting.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Multi-Managed Balanced (Class A) returned 12.53%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays US Aggregate Bond Index, returned 14.33% and 11.51%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Over the past year, we continued to remain overweight spread-based assets relative to the benchmark given our views on expected risk-adjusted returns. Securitized credit remained a favored investment opportunity given our solid fundamental outlook and robust structural protections offered by many deals. Within corporate credit, we continued to prefer financials due to strong capital positions and lower expected event risk. Over the year, we became more biased towards shorter-dated credit given what we see as its attractive risk-adjusted return profile compared to longer maturity bonds.

One year relative performance for the portfolio was driven by the overweight to spread-based assets as both carry and spread effects contributed positively to relative returns. Yield curve effects were a detractor given a slightly shorter duration positioning compared to the benchmark as rates fell across the curve over the time period.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

(unaudited)

STRATEGY REVIEW (continued)

At an asset class level, the portfolio’s allocation to longer duration Treasury securities compared to the benchmark contributed positively to relative returns, as did the portfolio’s underweight allocation to agency residential mortgage-backed securities (“RMBS”) and overweight allocation to investment grade corporates. These positives were partially offset by poor security selection in agency RMBS and investment grade corporate credit. An overweight allocation to shorter duration commercial mortgage-backed securities also detracted from returns.

Within corporate credit, allocations to communications and transportation contributed positively to relative returns. Security selection with communications, transportation and real estate investment trusts (“REITS”) were detractors.

J.P. Morgan Investment Management, Inc.

The industrial cyclical, technology and utilities sectors contributed to performance, while the financials, basic materials and health services & systems sectors detracted from performance.

Within the retail space, an overweight in AutoZone, Inc. contributed to performance. The company demonstrated solid execution against a healthy industry backdrop as it posted solid margins and continued to make progress in the commercial do-it-for-me market. We have remained positive on the stock as we believe that in addition to industry tailwinds, AutoZone, Inc. can continue to grow and consolidate market share. Within technology, our overweight in Microsoft Corp. helped performance as the stock outperformed the market due to strong fundamentals across all segments. Commercial cloud growth drove strong earnings in 2019 and the company increased their revenue guide. We think the company is well positioned for the transition to the cloud with Azure and Office 365. We thus remain positive on the stock. Within pharma/medical technology, an underweight in AbbVie, Inc. boosted returns as the stock underperformed the broader sector. AbbVie, Inc. struggled amid further scrutiny on their Humira business, as the introduction of biosimilars has hurt sales in Europe even more than expected. We remain comfortable in our underweight given these persistent concerns.

Within energy, an overweight in EOG Resources, Inc. weighed on returns. Sector-wide operational fears surrounding Concho Resources well spacing test, which indicated well spacing was too tight, drove the stock down. Investors’ bearish outlook on oil prices further hurt the stock. However, we remain positive on EOG Resources, Inc. as a diversified U.S. shale producer with key assets in areas such as the Permian basin. Within retail our overweight in PVH Corp. weighed on returns as a result of higher tax rates and ongoing tensions in Hong Kong and the U.S.-China trade war. There has been some investor concern around the brand’s relevance as well. However, we maintain our overweight as we believe the company’s brands are durable and that PVH Corp. should be a share gainer in the industry given its ability to expand margins and allocate capital toward accretive acquisitions. Within media, our underweight in Facebook, Inc. – Class A hurt performance. Strong quarterly results throughout the year, largely due to engagement holding up better than expected, drove the stock higher. Advertisers have remained unable to diversify away from Facebook, Inc. – Class A because of the superior return on investment it provides. However, we believe revenue growth may continue to moderate, and margins may keep coming down. Given our view that regulatory and mix-shift risks still remain, we are comfortable in our position.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Doug Weih, CFA

Brian Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

JP Morgan Asset Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	60.0%
Corporate Debt Securities	13.4
U.S. Government Obligations	9.2
U.S. Government Agency Obligations	7.9
Commercial Paper	5.3
Mortgage-Backed Securities	4.1
Asset-Backed Securities	3.2
Repurchase Agreement	1.2
Short-Term U.S. Government Obligations	1.1
Foreign Government Obligations	0.5
Other Investment Company	0.4
Municipal Government Obligations	0.3
Preferred Stocks	0.0 *
Net Other Assets (Liabilities)^	(6.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	6.35%	5.60%	9.80%	12/02/1994
Class A (NAV)	12.53%	6.80%	10.43%	12/02/1994
S&P 500® (A)	14.33%	10.78%	13.70%
Bloomberg Barclays US Aggregate Bond Index (B)	11.51%	3.24%	3.73%
Class C (POP)	10.73%	6.02%	9.69%	11/11/2002
Class C (NAV)	11.73%	6.02%	9.69%	11/11/2002
Class I (NAV)	12.79%	7.06%	10.49%	11/30/2009
Class R6 (NAV)	12.92%	N/A	7.17%	05/29/2015

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 60.0%
Aerospace & Defense - 1.3%
Boeing Co.	5,210	$ 1,770,931
General Dynamics Corp.	26,330	4,655,144
Northrop Grumman Corp.	6,560	2,312,269
United Technologies Corp.	33,980	4,878,848

		13,617,192

Airlines - 0.2%
Delta Air Lines, Inc.	23,490	1,293,829
Southwest Airlines Co.	11,200	628,656
United Airlines Holdings, Inc. (A)	5,780	525,055

		2,447,540

Auto Components - 0.1%
Magna International, Inc.	22,310	1,199,609

Automobiles - 0.2%
General Motors Co.	53,660	1,994,006

Banks - 2.9%
Bank of America Corp.	273,340	8,547,342
Citigroup, Inc.	117,570	8,448,580
Citizens Financial Group, Inc.	19,340	679,994
Fifth Third Bancorp	36,600	1,064,328
KeyCorp	169,840	3,052,025
Regions Financial Corp.	56,200	904,820
SunTrust Banks, Inc.	24,720	1,689,365
Wells Fargo & Co.	102,800	5,307,564

		29,694,018

Beverages - 1.3%
Coca-Cola Co.	165,020	8,982,039
Constellation Brands, Inc., Class A	7,710	1,467,444
PepsiCo, Inc.	17,110	2,346,979

		12,796,462

Biotechnology - 1.6%
AbbVie, Inc.	65,700	5,226,435
Alexion Pharmaceuticals, Inc. (A)	17,490	1,843,446
Amgen, Inc.	2,660	567,245
Biogen, Inc. (A)	9,130	2,727,222
Celgene Corp. (A)	19,160	2,069,855
Regeneron Pharmaceuticals, Inc. (A)	4,790	1,467,081
Vertex Pharmaceuticals, Inc. (A)	12,720	2,486,506

		16,387,790

Building Products - 0.2%
Masco Corp.	39,450	1,824,563

Capital Markets - 2.0%
Ameriprise Financial, Inc.	8,000	1,207,120
BlackRock, Inc.	2,800	1,292,760
Charles Schwab Corp.	55,010	2,239,457
Franklin Resources, Inc.	42,800	1,179,140
Intercontinental Exchange, Inc.	65,570	6,184,562
Invesco, Ltd.	60,600	1,019,292
Morgan Stanley	127,450	5,869,073
S&P Global, Inc.	2,300	593,377
TD Ameritrade Holding Corp.	5,930	227,593

		19,812,374

Chemicals - 1.2%
Celanese Corp.	16,940	2,052,281
Corteva, Inc.	51,586	1,360,839
Dow, Inc.	32,800	1,656,072

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
DuPont de Nemours, Inc.	25,986	$ 1,712,737
Eastman Chemical Co.	35,180	2,675,087
Linde PLC	9,250	1,834,738
LyondellBasell Industries NV, Class A	12,300	1,103,310

		12,395,064

Commercial Services & Supplies - 0.2%
Cintas Corp.	1,540	413,752
Waste Management, Inc.	15,600	1,750,476

		2,164,228

Communications Equipment - 0.2%
Cisco Systems, Inc.	28,920	1,373,989
Motorola Solutions, Inc.	2,400	399,168

		1,773,157

Consumer Finance - 0.6%
American Express Co.	7,310	857,317
Capital One Financial Corp.	41,750	3,893,187
Synchrony Financial	34,100	1,206,117

		5,956,621

Containers & Packaging - 0.3%
Crown Holdings, Inc. (A)	22,030	1,604,665
Packaging Corp. of America	3,040	332,759
WestRock Co.	21,660	809,434

		2,746,858

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	9,720	242,903

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B (A)	47,680	10,135,814

Diversified Telecommunication Services - 0.8%
AT&T, Inc.	19,300	742,857
Verizon Communications, Inc.	113,850	6,884,509

		7,627,366

Electric Utilities - 1.7%
American Electric Power Co., Inc.	12,610	1,190,258
Edison International	40,500	2,547,450
Entergy Corp.	19,500	2,368,860
Exelon Corp.	12,400	564,076
NextEra Energy, Inc.	24,940	5,944,199
Xcel Energy, Inc.	73,880	4,692,119

		17,306,962

Electrical Equipment - 0.6%
Eaton Corp. PLC	69,710	6,072,438

Entertainment - 0.8%
Electronic Arts, Inc. (A)	19,450	1,874,980
Netflix, Inc. (A)	13,730	3,946,139
Viacom, Inc., Class B	12,400	267,344
Walt Disney Co.	16,050	2,085,216

		8,173,679

Equity Real Estate Investment Trusts - 1.4%
AvalonBay Communities, Inc.	12,810	2,788,224
Boston Properties, Inc.	4,940	677,768
Equinix, Inc.	4,260	2,414,483
Equity Residential	10,180	902,559
Federal Realty Investment Trust	9,010	1,225,450
Host Hotels & Resorts, Inc.	41,090	673,465

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Mid-America Apartment Communities, Inc.	2,600	$ 361,374
Prologis, Inc.	34,280	3,008,413
Public Storage	2,530	563,836
Ventas, Inc.	21,660	1,410,066
VICI Properties, Inc.	21,831	514,120

		14,539,758

Food Products - 0.6%
Conagra Brands, Inc.	12,000	324,600
General Mills, Inc.	34,700	1,764,842
Mondelez International, Inc., Class A	73,170	3,837,767

		5,927,209

Health Care Equipment & Supplies - 1.8%
Becton Dickinson and Co.	2,680	686,080
Boston Scientific Corp. (A)	120,260	5,014,842
Intuitive Surgical, Inc. (A)	2,000	1,105,900
Medtronic PLC	64,460	7,019,694
Zimmer Biomet Holdings, Inc.	33,450	4,623,793

		18,450,309

Health Care Providers & Services - 1.7%
Anthem, Inc.	12,280	3,304,302
Cigna Corp.	31,810	5,676,813
McKesson Corp.	4,630	615,790
UnitedHealth Group, Inc.	32,020	8,091,454

		17,688,359

Hotels, Restaurants & Leisure - 0.9%
Hilton Worldwide Holdings, Inc.	21,970	2,130,211
McDonald’s Corp.	12,800	2,517,760
Royal Caribbean Cruises, Ltd.	5,060	550,680
Yum! Brands, Inc.	39,340	4,001,271

		9,199,922

Household Durables - 0.2%
Lennar Corp., Class A	34,560	2,059,776

Household Products - 0.7%
Kimberly-Clark Corp.	2,300	305,624
Procter & Gamble Co.	54,850	6,829,374

		7,134,998

Industrial Conglomerates - 0.6%
Honeywell International, Inc.	37,400	6,460,102

Insurance - 1.3%
Allstate Corp.	15,440	1,643,125
American International Group, Inc.	51,600	2,732,736
Arthur J. Gallagher & Co.	6,600	602,052
Everest Re Group, Ltd.	2,510	645,296
Hartford Financial Services Group, Inc.	57,700	3,293,516
Lincoln National Corp.	6,240	352,435
MetLife, Inc.	77,410	3,622,014
Progressive Corp.	5,700	397,290

		13,288,464

Interactive Media & Services - 2.9%
Alphabet, Inc., Class A (A)	8,830	11,115,204
Alphabet, Inc., Class C (A)	8,170	10,295,099
Facebook, Inc., Class A (A)	39,070	7,487,765

		28,898,068

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 2.5%
Amazon.com, Inc. (A)	11,780	$ 20,929,055
Booking Holdings, Inc. (A)	230	471,217
Expedia Group, Inc.	24,850	3,396,001

		24,796,273

IT Services - 3.9%
Accenture PLC, Class A	22,800	4,227,576
Automatic Data Processing, Inc.	42,110	6,831,505
Cognizant Technology Solutions Corp., Class A	37,000	2,254,780
Fiserv, Inc. (A)	12,802	1,358,804
International Business Machines Corp.	8,200	1,096,586
Leidos Holdings, Inc.	7,300	629,479
Mastercard, Inc., Class A	41,310	11,435,021
PayPal Holdings, Inc. (A)	57,540	5,989,914
Visa, Inc., Class A	30,510	5,457,019

		39,280,684

Leisure Products - 0.1%
Hasbro, Inc.	7,500	729,825

Life Sciences Tools & Services - 0.8%
Illumina, Inc. (A)	3,600	1,063,872
Thermo Fisher Scientific, Inc.	21,870	6,604,303

		7,668,175

Machinery - 1.4%
Caterpillar, Inc.	12,800	1,763,840
Cummins, Inc.	17,480	3,014,950
Deere & Co.	9,180	1,598,605
Ingersoll-Rand PLC	19,140	2,428,675
Parker-Hannifin Corp.	13,000	2,385,370
Snap-on, Inc.	5,750	935,353
Stanley Black & Decker, Inc.	16,650	2,519,644

		14,646,437

Media - 2.0%
Altice, Inc., Class A (A)	38,040	1,177,338
Charter Communications, Inc., Class A (A)	12,540	5,866,965
Comcast Corp., Class A	219,510	9,838,438
Discovery, Inc., Class A (A) (C)	53,260	1,435,623
Discovery, Inc., Class C (A)	58,210	1,469,220

		19,787,584

Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	31,450	308,839
Newmont Goldcorp Corp.	11,460	455,306

		764,145

Multi-Utilities - 0.4%
CMS Energy Corp.	31,300	2,000,696
Sempra Energy	11,620	1,679,206

		3,679,902

Multiline Retail - 0.0% (B)
Target Corp.	2,800	299,348

Oil, Gas & Consumable Fuels - 2.6%
Chevron Corp.	78,580	9,126,281
Diamondback Energy, Inc.	24,300	2,083,968
EOG Resources, Inc.	54,850	3,801,653
Exxon Mobil Corp.	19,350	1,307,480

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	56,170	$ 3,592,072
ONEOK, Inc.	47,620	3,325,305
Pioneer Natural Resources Co.	22,570	2,776,561

		26,013,320

Pharmaceuticals - 2.6%
Allergan PLC	7,090	1,248,620
Bristol-Myers Squibb Co.	73,250	4,202,352
Eli Lilly & Co.	36,382	4,145,729
Johnson & Johnson	46,490	6,138,540
Merck & Co., Inc.	88,720	7,688,475
Pfizer, Inc.	75,750	2,906,528

		26,330,244

Road & Rail - 0.9%
Kansas City Southern	2,400	337,872
Lyft, Inc., Class A (A) (C)	8,700	360,528
Norfolk Southern Corp.	29,650	5,396,300
Union Pacific Corp.	21,020	3,477,969

		9,572,669

Semiconductors & Semiconductor Equipment - 2.6%
Advanced Micro Devices, Inc. (A)	81,800	2,775,474
Analog Devices, Inc.	46,540	4,962,560
Intel Corp.	17,750	1,003,408
KLA Corp.	4,200	709,968
NVIDIA Corp.	21,400	4,301,828
NXP Semiconductors NV	32,200	3,660,496
Skyworks Solutions, Inc.	2,200	200,332
Teradyne, Inc.	43,090	2,637,970
Texas Instruments, Inc.	53,550	6,318,364

		26,570,400

Software - 3.9%
Intuit, Inc.	5,400	1,390,500
Microsoft Corp.	225,490	32,328,501
salesforce.com, Inc. (A)	33,430	5,231,461

		38,950,462

Specialty Retail - 2.7%
Advance Auto Parts, Inc.	4,190	680,791
AutoZone, Inc. (A)	4,140	4,737,733
Best Buy Co., Inc.	40,750	2,927,072
Home Depot, Inc.	29,910	7,016,288
Lowe’s Cos., Inc.	44,720	4,991,199
O’Reilly Automotive, Inc. (A)	3,360	1,463,314
Ross Stores, Inc.	17,580	1,927,999
TJX Cos., Inc.	59,640	3,438,246

		27,182,642

Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	113,440	28,219,335
HP, Inc.	80,360	1,395,853

		29,615,188

Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc., Class B	43,300	3,877,515
Ralph Lauren Corp.	6,400	614,784

		4,492,299

Tobacco - 0.8%
Altria Group, Inc.	45,810	2,051,830

	Shares	Value
COMMON STOCKS (continued)
Tobacco (continued)
Philip Morris International, Inc.	75,190	$ 6,123,473

		8,175,303

Wireless Telecommunication Services - 0.1%
T-Mobile, Inc. (A)	9,930	820,814

Total Common Stocks (Cost $413,455,207)		607,391,323

PREFERRED STOCKS - 0.0% (B)
Banks - 0.0% (B)
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 8.31% (D)	12,963	353,760

Electric Utilities - 0.0% (B)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (D)	960	22,915

Total Preferred Stocks (Cost $379,727)		376,675

	Principal	Value
ASSET-BACKED SECURITIES - 3.2%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$ 305,746	336,036
BlueMountain CLO, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 2.93% (D), 07/18/2027 (E)	795,000	791,027
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (E)	368,215	369,737
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	418,423	417,934
CIFC Funding, Ltd. Series 2013-2A, Class A1LR, 3-Month LIBOR + 1.21%, 3.21% (D), 10/18/2030 (E)	1,975,000	1,974,982
Diamond Resorts Owner Trust Series 2019-1A, Class A, 2.89%, 02/20/2032 (E)	381,888	383,557
ICG CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.22%, 3.19% (D), 01/20/2030 (E)	670,000	666,806
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	578,207	598,812
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	897,197	930,659
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	595,000	615,674
Longfellow Place CLO, Ltd. Series 2013-1A, Class ARR, 3-Month LIBOR + 1.34%, 3.34% (D), 04/15/2029 (E)	1,175,000	1,172,098

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (D), 04/25/2057 (E)	$ 193,458	$ 193,933
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (E)	124,994	124,954
Series 2016-1A, Class A,
2.25%, 12/20/2033 (E)	124,974	124,376
Series 2019-1A, Class A,
2.89%, 11/20/2036 (E)	353,998	360,440
New Residential Advanced Receivables Trust
Series 2019-T2, Class AT2,
2.52%, 08/15/2053 (E)	1,800,000	1,797,789
Series 2019-T3, Class AT3,
2.51%, 10/20/2052 (E)	900,000	903,430
Series 2019-T4, Class AT4,
2.33%, 10/15/2051 (E)	100,000	100,092
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 3.16% (D), 01/20/2031 (E)	800,000	796,754
Ocwen Master Advance Receivables Trust
Series 2019-T1, Class AT1,
2.51%, 08/15/2050 (E)	2,150,000	2,155,577
Series 2019-T2, Class AT2,
2.42%, 08/15/2051 (E)	2,150,000	2,157,267
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	835,668	840,878
Series 2018-A, Class A,
3.10%, 11/08/2030 (E)	121,184	122,619
Series 2018-A, Class B,
3.35%, 11/08/2030 (E)	99,150	100,325
Palmer Square CLO, Ltd. Series 2015-2A, Class A1AR, 3-Month LIBOR + 1.27%, 3.24% (D), 07/20/2030 (E)	800,000	799,679
Sierra Timeshare Receivables Funding LLC
Series 2015-1A, Class A,
2.40%, 03/22/2032 (E)	38,374	38,363
Series 2015-1A, Class B,
3.05%, 03/22/2032 (E)	39,888	39,880
Series 2016-2A, Class A,
2.33%, 07/20/2033 (E)	178,095	177,908
SolarCity LMC LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (E)	393,255	397,380
SPS Servicer Advanced Receivables Trust Series 2019-T2, Class AT2, 2.32%, 10/15/2052 (E) (F)	1,040,000	1,040,000
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (E)	349,913	351,468
Series 2015-4, Class A1B,
2.75% (D), 04/25/2055 (E)	440,021	441,168
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (E)	361,398	362,848
Series 2015-6, Class A1B,
2.75% (D), 04/25/2055 (E)	435,781	438,114

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (E)	$ 360,034	$ 361,926
Series 2016-2, Class A1A,
2.75% (D), 08/25/2055 (E)	770,539	778,509
Series 2016-3, Class A1,
2.25% (D), 04/25/2056 (E)	352,803	352,014
Series 2016-4, Class A1,
2.25% (D), 07/25/2056 (E)	734,637	733,328
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	959,851	971,208
Series 2017-2, Class A1,
2.75% (D), 04/25/2057 (E)	560,933	566,080
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	414,589	418,424
Series 2017-6, Class A1,
2.75% (D), 10/25/2057 (E)	695,479	701,270
Series 2018-1, Class A1,
3.00% (D), 01/25/2058 (E)	1,089,393	1,105,277
Series 2018-4, Class A1,
3.00% (D), 06/25/2058 (E)	971,985	999,554
Series 2019-1, Class A1,
3.75% (D), 03/25/2058 (E)	207,696	219,257
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (E)	1,155,000	1,170,615
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	155,300	155,238
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	618,229	625,007
Wellfleet CLO, Ltd. Series 2016-2A, Class A1R, 3-Month LIBOR + 1.14%, 3.11% (D), 10/20/2028 (E)	815,000	814,994

Total Asset-Backed Securities (Cost $31,902,595)		32,095,265

CORPORATE DEBT SECURITIES - 13.4%
Aerospace & Defense - 0.1%
Boeing Co. 3.50%, 03/01/2039	817,000	849,166

Air Freight & Logistics - 0.1%
FedEx Corp. 3.30%, 03/15/2027	563,000	582,466

Airlines - 0.6%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	674,030	696,671
3.70%, 04/01/2028 (G)	0	0
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	375,750	379,677
6.82%, 02/10/2024	1,080,786	1,183,936
JetBlue Pass-Through Trust 2.75%, 11/15/2033 (H)	795,000	802,783
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	437,659	437,629
United Airlines Pass-Through Trust 3.75%, 03/03/2028	1,280,309	1,358,243

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
US Airways Pass-Through Trust 5.38%, 05/15/2023	$ 652,296	$ 680,978

		5,539,917

Auto Components - 0.0% (B)
BorgWarner, Inc. 3.38%, 03/15/2025	345,000	360,804

Automobiles - 0.1%
General Motors Co.
4.88%, 10/02/2023	453,000	486,575
6.25%, 10/02/2043	120,000	134,076

		620,651

Banks - 2.0%
Banco Santander SA 2.71%, 06/27/2024	1,200,000	1,218,605
Bank of America Corp.
Fixed until 01/23/2025, 3.37% (D), 01/23/2026	2,078,000	2,173,713
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	1,062,000	1,111,610
Barclays Bank PLC 10.18%, 06/12/2021 (E)	1,217,000	1,362,498
BNP Paribas SA 4.40%, 08/14/2028 (E)	804,000	895,414
BPCE SA 2.70%, 10/01/2029 (E)	1,170,000	1,170,761
CIT Group, Inc. 4.13%, 03/09/2021	70,000	71,575
Citigroup, Inc.
Fixed until 04/24/2024, 3.35% (D), 04/24/2025	787,000	818,763
Fixed until 10/27/2027, 3.52% (D), 10/27/2028	742,000	781,100
4.50%, 01/14/2022	394,000	414,289
Commerzbank AG 8.13%, 09/19/2023 (E)	1,117,000	1,304,747
Danske Bank A/S Fixed until 12/20/2024, 3.24% (D), 12/20/2025 (E)	939,000	953,069
Discover Bank 3.45%, 07/27/2026	1,163,000	1,206,933
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (E)	420,000	438,407
JPMorgan Chase & Co.
Fixed until 07/23/2023, 3.80% (D), 07/23/2024	1,105,000	1,168,754
4.13%, 12/15/2026	1,089,000	1,189,052
6.40%, 05/15/2038	569,000	810,022
Lloyds Banking Group PLC Fixed until 11/07/2022, 2.91% (D), 11/07/2023	303,000	307,233
National Australia Bank, Ltd. Fixed until 08/02/2029, 3.93% (D), 08/02/2034 (E)	830,000	858,520
Royal Bank of Scotland Group PLC Fixed until 06/25/2023, 4.52% (D), 06/25/2024	376,000	399,506

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co.
4.10%, 06/03/2026, MTN	$ 1,468,000	$ 1,579,556
Fixed until 06/15/2024 (I), 5.90% (D)	365,000	394,200

		20,628,327

Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, 01/23/2025	339,000	370,616
4.44%, 10/06/2048	857,000	961,946
4.75%, 01/23/2029	710,000	825,167
Constellation Brands, Inc.
3.15%, 08/01/2029	360,000	366,598
3.70%, 12/06/2026	164,000	175,554
Pernod Ricard SA
4.45%, 01/15/2022 (E)	385,000	404,477
5.75%, 04/07/2021 (E)	1,095,000	1,152,544

		4,256,902

Biotechnology - 0.1%
AbbVie, Inc. 3.20%, 05/14/2026	963,000	986,199
Gilead Sciences, Inc. 4.15%, 03/01/2047	190,000	211,142

		1,197,341

Capital Markets - 0.9%
Ameriprise Financial, Inc.
3.00%, 03/22/2022	369,000	377,261
3.70%, 10/15/2024	604,000	646,162
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025	772,000	814,510
3.80%, 06/09/2023	738,000	772,554
Goldman Sachs Group, Inc.
5.25%, 07/27/2021	1,188,000	1,252,317
6.75%, 10/01/2037	591,000	804,160
Lazard Group LLC 4.50%, 09/19/2028	840,000	922,177
Morgan Stanley
3.70%, 10/23/2024, MTN	1,117,000	1,188,392
Fixed until 01/24/2028, 3.77% (D), 01/24/2029, MTN	180,000	192,944
5.00%, 11/24/2025	521,000	585,675
UBS AG 7.63%, 08/17/2022	1,047,000	1,179,969
UBS Group AG Fixed until 08/13/2029, 3.13% (D), 08/13/2030 (E)	336,000	345,846

		9,081,967

Chemicals - 0.1%
Syngenta Finance NV 3.93%, 04/23/2021 (E)	485,000	493,179

Commercial Services & Supplies - 0.2%
CK Hutchison International 17 II, Ltd. 2.25%, 09/29/2020 (E)	360,000	360,027
ERAC Finance LLC
2.70%, 11/01/2023 (E)	200,000	203,122
3.85%, 11/15/2024 (E)	560,000	597,875

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Waste Management, Inc. 3.20%, 06/15/2026	$ 729,000	$ 773,323

		1,934,347

Communications Equipment - 0.1%
Nokia OYJ 3.38%, 06/12/2022	654,000	661,357

Construction & Engineering - 0.5%
SBA Tower Trust
2.84%, 01/15/2050 (E)	2,915,000	2,943,978
2.88%, 07/15/2046 (E)	607,000	609,751
3.17%, 04/09/2047 (E)	800,000	810,612
3.45%, 03/15/2048 (E)	374,000	385,770

		4,750,111

Construction Materials - 0.2%
CRH America Finance, Inc. 4.50%, 04/04/2048 (E)	575,000	625,996
LafargeHolcim Finance LLC 4.75%, 09/22/2046 (E)	780,000	826,898
Martin Marietta Materials, Inc.
3.50%, 12/15/2027	400,000	418,208
4.25%, 12/15/2047	286,000	292,182

		2,163,284

Consumer Finance - 0.4%
Ally Financial, Inc.
3.88%, 05/21/2024	416,000	434,470
4.13%, 03/30/2020	915,000	920,948
American Express Co. 4.05%, 12/03/2042	225,000	262,023
BMW Capital LLC 2.80%, 04/11/2026 (E)	1,104,000	1,118,501
Capital One Financial Corp. 3.30%, 10/30/2024	871,000	906,832
Ford Motor Credit Co. LLC 4.54%, 08/01/2026	533,000	536,881

		4,179,655

Containers & Packaging - 0.1%
International Paper Co. 4.75%, 02/15/2022	239,000	251,591
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (E)	405,000	415,510
5.75%, 10/15/2020	629,920	632,093

		1,299,194

Diversified Consumer Services - 0.0% (B)
President & Fellows of Harvard College 3.62%, 10/01/2037	70,000	77,346

Diversified Financial Services - 0.1%
Aviation Capital Group LLC 7.13%, 10/15/2020 (E)	1,312,000	1,370,848

Diversified Telecommunication Services - 0.5%
AT&T, Inc. 3.40%, 05/15/2025	1,240,000	1,299,275
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (E)	165,000	165,058

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	$ 410,000	$ 441,775
Sprint Capital Corp. 6.88%, 11/15/2028	135,000	147,107
Verizon Communications, Inc.
3.50%, 11/01/2024	1,216,000	1,291,877
5.50%, 03/16/2047	1,052,000	1,433,363

		4,778,455

Electric Utilities - 0.6%
Appalachian Power Co. 3.40%, 06/01/2025	868,000	909,409
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	125,000	159,981
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	1,596,000	1,669,832
Duke Energy Progress LLC 3.60%, 09/15/2047	594,000	637,100
Entergy Arkansas LLC 3.70%, 06/01/2024	206,000	219,606
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	895,000	939,374
5.30%, 06/01/2042	75,000	99,698
PacifiCorp
3.60%, 04/01/2024	544,000	576,759
5.75%, 04/01/2037	125,000	167,633
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	455,000	475,252

		5,854,644

Electronic Equipment, Instruments & Components - 0.2%
Amphenol Corp. 2.80%, 02/15/2030	349,000	344,024
Arrow Electronics, Inc.
3.25%, 09/08/2024	250,000	254,653
3.88%, 01/12/2028	216,000	223,310
Keysight Technologies, Inc. 4.60%, 04/06/2027	1,131,000	1,259,358

		2,081,345

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (E)	861,000	909,715
Schlumberger Investment SA 3.65%, 12/01/2023	105,000	111,122

		1,020,837

Equity Real Estate Investment Trusts - 0.7%
American Tower Trust #1 3.65%, 03/15/2048 (E)	755,000	811,361
CBL & Associates, LP 5.25%, 12/01/2023 (C)	754,000	527,951
EPR Properties 4.75%, 12/15/2026 (C)	549,000	598,116
HCP, Inc. 3.50%, 07/15/2029	404,000	425,342
Healthcare Trust of America Holdings, LP 3.10%, 02/15/2030	480,000	480,306
Highwoods Realty, LP 3.05%, 02/15/2030	884,000	871,582

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Kilroy Realty, LP 4.25%, 08/15/2029	$ 865,000	$ 947,823
Life Storage, LP 4.00%, 06/15/2029	414,000	444,031
Service Properties Trust 5.00%, 08/15/2022	909,000	951,606
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	551,000	605,008
WEA Finance LLC 4.13%, 09/20/2028 (E)	745,000	810,577

		7,473,703

Food & Staples Retailing - 0.2%
Sysco Corp. 3.30%, 07/15/2026	576,000	608,055
Walmart, Inc. 3.63%, 12/15/2047	955,000	1,062,844

		1,670,899

Food Products - 0.0% (B)
Kraft Heinz Foods Co. 2.80%, 07/02/2020	24,000	24,063

Health Care Equipment & Supplies - 0.2%
Abbott Laboratories 3.75%, 11/30/2026	686,000	751,613
Alcon Finance Corp. 2.75%, 09/23/2026 (E)	400,000	408,373
Boston Scientific Corp. 4.70%, 03/01/2049	591,000	718,483

		1,878,469

Health Care Providers & Services - 0.3%
Cigna Corp. 4.13%, 11/15/2025	470,000	509,043
CVS Health Corp.
2.13%, 06/01/2021	601,000	601,924
4.10%, 03/25/2025	286,000	307,249
HCA Healthcare, Inc. 6.25%, 02/15/2021	255,000	267,113
HCA, Inc.
4.13%, 06/15/2029	253,000	268,029
5.25%, 04/15/2025	166,000	184,696
Quest Diagnostics, Inc. 4.20%, 06/30/2029	828,000	915,949

		3,054,003

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	756,000	793,272

Industrial Conglomerates - 0.1%
Carlisle Cos., Inc. 3.75%, 12/01/2027	655,000	691,472
General Electric Co. 6.88%, 01/10/2039, MTN	420,000	556,040

		1,247,512

Insurance - 0.5%
Athene Global Funding 3.00%, 07/01/2022 (E)	612,000	622,840

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
CNA Financial Corp. 3.90%, 05/01/2029	$ 450,000	$ 488,477
Fidelity National Financial, Inc. 5.50%, 09/01/2022	195,000	212,658
Hartford Financial Services Group, Inc. 2.80%, 08/19/2029	1,117,000	1,122,179
Lincoln National Corp. 3.63%, 12/12/2026	615,000	651,083
Markel Corp. 3.35%, 09/17/2029	275,000	280,918
Reinsurance Group of America, Inc. 3.90%, 05/15/2029	1,010,000	1,083,359
RenaissanceRe Finance, Inc. 3.45%, 07/01/2027	886,000	915,798

		5,377,312

Interactive Media & Services - 0.2%
Baidu, Inc. 4.38%, 05/14/2024	710,000	754,842
Tencent Holdings, Ltd. 3.28%, 04/11/2024 (E)	742,000	764,073

		1,518,915

Internet & Direct Marketing Retail - 0.1%
Booking Holdings, Inc. 3.60%, 06/01/2026	369,000	399,501
Expedia Group, Inc.
3.25%, 02/15/2030 (E)	375,000	375,255
3.80%, 02/15/2028	550,000	577,048

		1,351,804

IT Services - 0.1%
DXC Technology Co. 4.75%, 04/15/2027	213,000	225,111
Fidelity National Information Services, Inc. 3.75%, 05/21/2029	299,000	325,568
Fiserv, Inc. 3.50%, 07/01/2029	552,000	583,918

		1,134,597

Life Sciences Tools & Services - 0.0% (B)
Thermo Fisher Scientific, Inc. 5.30%, 02/01/2044	316,000	406,215

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (E)	490,000	489,783

Media - 0.2%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, 01/15/2024	139,000	142,433
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	405,000	414,578
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (E)	300,000	312,279
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (E) (I)	550,000	565,125

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
NBCUniversal Media LLC
4.38%, 04/01/2021	$ 504,000	$ 521,476
4.45%, 01/15/2043	274,000	316,708

		2,272,599

Metals & Mining - 0.1%
Anglo American Capital PLC
4.00%, 09/11/2027 (E)	650,000	674,921
4.75%, 04/10/2027 (E)	230,000	249,682
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	140,000	142,100

		1,066,703

Multi-Utilities - 0.3%
Black Hills Corp. 4.25%, 11/30/2023	630,000	672,782
CMS Energy Corp.
3.88%, 03/01/2024	70,000	73,813
4.88%, 03/01/2044	152,000	183,562
Dominion Energy, Inc. 2.58%, 07/01/2020	516,000	517,538
DTE Electric Co. 4.30%, 07/01/2044	848,000	1,013,459
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	170,000	172,857

		2,634,011

Oil, Gas & Consumable Fuels - 1.2%
BP Capital Markets PLC 3.12%, 05/04/2026	1,426,000	1,472,044
Energy Transfer Operating, LP
4.90%, 02/01/2024	382,000	412,275
5.15%, 02/01/2043	600,000	613,365
5.95%, 10/01/2043	535,000	597,454
Enterprise Products Operating LLC 4.25%, 02/15/2048	1,082,000	1,161,059
EOG Resources, Inc. 2.45%, 04/01/2020	290,000	290,495
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	480,000	511,131
Nexen, Inc. 5.88%, 03/10/2035	10,000	12,931
Noble Energy, Inc. 3.25%, 10/15/2029	972,000	967,104
Occidental Petroleum Corp. 5.55%, 03/15/2026	1,087,000	1,234,167
Petroleos Mexicanos
6.50%, 01/23/2029	385,000	401,555
6.84%, 01/23/2030 (E)	657,000	701,347
6.88%, 08/04/2026	340,000	371,960
7.69%, 01/23/2050 (E)	95,000	103,231
Plains All American Pipeline, LP / PAA Finance Corp. 3.55%, 12/15/2029	888,000	849,012
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	378,000	398,780
Shell International Finance BV
2.50%, 09/12/2026	873,000	890,886
3.75%, 09/12/2046	195,000	217,201

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	$ 120,000	$ 126,761
4.63%, 03/01/2034	110,000	125,568
Western Midstream Operating, LP 5.38%, 06/01/2021	225,000	232,268
Williams Cos., Inc.
5.40%, 03/04/2044	104,000	115,431
7.88%, 09/01/2021	100,000	109,836

		11,915,861

Pharmaceuticals - 0.4%
AstraZeneca PLC
2.38%, 06/12/2022	591,000	596,542
4.00%, 01/17/2029	211,000	236,333
4.38%, 08/17/2048 (C)	560,000	665,054
Bayer Finance LLC 3.00%, 10/08/2021 (E)	575,000	582,907
Bristol-Myers Squibb Co. 3.20%, 06/15/2026 (E)	331,000	351,539
Merck & Co., Inc. 3.40%, 03/07/2029	375,000	409,010
Takeda Pharmaceutical Co., Ltd. 5.00%, 11/26/2028 (E)	691,000	811,327

		3,652,712

Road & Rail - 0.2%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	40,000	41,267
3.75%, 04/01/2024	37,000	39,621
CSX Corp. 3.80%, 11/01/2046	398,000	418,121
Park Aerospace Holdings, Ltd. 5.50%, 02/15/2024 (E)	1,376,000	1,512,774

		2,011,783

Semiconductors & Semiconductor Equipment - 0.3%
Intel Corp. 2.88%, 05/11/2024	955,000	993,915
KLA Corp. 4.10%, 03/15/2029	610,000	675,671
Lam Research Corp. 3.75%, 03/15/2026	627,000	676,976
NXP BV / NXP Funding LLC 4.88%, 03/01/2024 (E)	315,000	342,292
QUALCOMM, Inc. 3.25%, 05/20/2027	643,000	676,486
Sensata Technologies, Inc. Co. 4.38%, 02/15/2030 (E)	88,000	88,605

		3,453,945

Software - 0.1%
Microsoft Corp. 3.30%, 02/06/2027	695,000	752,314

Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 2.85%, 02/23/2023	772,000	796,002
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (E)	465,000	530,741

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp. 4.75%, 02/15/2026 (C)	$ 855,000	$ 873,724

		2,200,467

Tobacco - 0.1%
Altria Group, Inc. 4.40%, 02/14/2026	762,000	821,836
BAT Capital Corp. 3.22%, 08/15/2024	576,000	584,761

		1,406,597

Transportation Infrastructure - 0.0% (B)
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.45%, 07/01/2024 (E)	415,000	432,433

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV
3.13%, 07/16/2022	407,000	417,219
4.38%, 07/16/2042	300,000	338,311
Crown Castle Towers LLC
3.22%, 05/15/2042 (E)	1,655,000	1,675,994
3.72%, 07/15/2043 (E)	160,000	165,837
Sprint Corp.
7.25%, 09/15/2021	200,000	213,412
7.88%, 09/15/2023	390,000	430,462

		3,241,235

Total Corporate Debt Securities (Cost $129,314,641)		135,243,350

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Brazil - 0.1%
Brazil Government International Bond 4.25%, 01/07/2025 (C)	330,000	349,473

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	235,000	248,306
4.50%, 01/28/2026	650,000	711,100

		959,406

Indonesia - 0.1%
Indonesia Government International Bond
4.75%, 01/08/2026 (E)	610,000	672,353
5.38%, 10/17/2023 (E)	115,000	126,841

		799,194

Mexico - 0.1%
Mexico Government International Bond 3.75%, 01/11/2028	1,126,000	1,173,855

Panama - 0.0% (B)
Panama Government International Bond 3.88%, 03/17/2028	315,000	342,172

Peru - 0.0% (B)
Peru Government International Bond 7.35%, 07/21/2025	125,000	158,564

Poland - 0.0% (B)
Republic of Poland Government International Bond 3.00%, 03/17/2023	275,000	283,596

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Qatar - 0.0% (B)
Qatar Government International Bond 3.88%, 04/23/2023 (E)	$ 200,000	$ 210,957

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (E)	455,000	455,796

Total Foreign Government Obligations (Cost $4,486,221)		4,733,013

MORTGAGE-BACKED SECURITIES - 4.1%
Aventura Mall Trust Series 2013-AVM, Class A, 3.74% (D), 12/05/2032 (E)	700,000	707,493
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	1,145,000	1,144,852
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (E)	1,070,000	1,061,631
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (D), 11/05/2036 (E)	3,045,000	89,067
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (E)	600,000	619,601
Caesars Palace Las Vegas Trust Series 2017-VICI, Class A, 3.53%, 10/15/2034 (E)	700,000	727,957
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class B, 3.58% (D), 03/13/2035 (E)	1,550,000	1,635,641
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	80,457	85,353
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	220,000	235,864
Citigroup Mortgage Loan Trust, Inc.
Series 2015-A, Class A1,
3.50% (D), 06/25/2058 (E)	247,368	250,088
Series 2018-RP1, Class A1,
3.00% (D), 09/25/2064 (E)	573,054	579,120
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	410,000	445,493
Series 2013-GAM, Class A1,
1.71%, 02/10/2028 (E)	86,256	85,797
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	110,000	110,718
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (E)	1,150,000	1,213,482
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	2,415,000	2,573,548
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	2,250,000	2,360,402
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (E)	520,000	526,525
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	830,000	843,816

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust Series 2014-4R, Class 21A1, 1-Month LIBOR + 0.33%, 2.68% (D), 12/27/2035 (E)	$ 409,699	$ 407,816
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (D), 12/10/2027 (E)	320,000	319,548
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	675,000	689,470
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	700,000	726,843
Jefferies Resecuritization Trust Series 2009-R7, Class 1A1, 4.19% (D), 02/26/2036 (E)	10,467	10,491
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C1, Class B,
5.95%, 06/15/2043 (E)	370,000	373,597
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (E)	2,107,444	2,169,043
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (D), 04/25/2058 (E)	245,871	256,554
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class AS, 3.48%, 11/15/2045	320,000	330,098
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (E)	3,050,000	3,051,086
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (E)	379,617	378,753
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 3.31% (D), 08/15/2034 (E)	2,311,111	2,311,106
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	202,459	206,897
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	96,369	100,363
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	236,587	240,754
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	176,874	183,991
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	445,851	464,822
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	302,907	314,620
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	308,177	315,533
Series 2016-4A, Class A1,
3.75% (D), 11/25/2056 (E)	369,606	385,505
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	885,506	929,395

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2017-2A, Class A3,
4.00% (D), 03/25/2057 (E)	$ 730,660	$ 767,779
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	1,229,229	1,283,876
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	1,037,750	1,089,626
Series 2018-1A, Class A1A,
4.00%, 12/25/2057 (D) (E)	414,687	432,256
Series 2019-4A, Class A1B,
3.50% (D), 12/25/2058 (E)	2,380,883	2,458,345
Series 2019-5A, Class A1B,
3.50% (D), 08/25/2059 (E)	2,388,531	2,445,391
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	1,373,000	1,416,910
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	950,000	951,341
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1-Month LIBOR + 0.58%, 2.40% (D), 05/25/2035	113,385	114,793
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (D), 01/11/2037 (E)	410,000	417,856
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	560,000	575,734

Total Mortgage-Backed Securities (Cost $40,889,344)		41,416,640

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.3%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	45,000	70,347
State of California, General Obligation Unlimited
7.30%, 10/01/2039	290,000	448,627
7.60%, 11/01/2040	480,000	809,904
7.70%, 11/01/2030	340,000	359,316
7.95%, 03/01/2036	905,000	922,304
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	40,000	51,843

		2,662,341

Georgia - 0.0% (B)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	35,000	49,044

New Jersey - 0.0% (B)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	54,000	86,472

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York - 0.0% (B)
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	$ 45,000	$ 64,423
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	45,000	66,071
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	40,000	52,619
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	70,000	93,207

		276,320

Total Municipal Government Obligations (Cost $3,005,606)		3,074,177

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.9%
Federal Home Loan Mortgage Corp.
5.00%, 08/01/2035	270,187	298,643
5.50%, 06/01/2041	97,119	109,123
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.89%, 06/25/2027	2,763,511	2,874,069
3.01%, 07/25/2025	4,041,000	4,251,765
3.06% (D), 08/25/2024	1,820,000	1,895,517
3.49%, 01/25/2024	1,298,000	1,371,872
Federal National Mortgage Association
3.33% (D), 10/25/2023	170,640	179,601
3.50%, 07/01/2028 - 11/01/2028	307,692	322,626
4.00%, 04/01/2026 - 06/01/2042	91,066	97,180
4.50%, 02/01/2025 - 06/01/2026	169,931	178,328
12-Month LIBOR + 1.52%, 4.58% (D), 02/01/2043	46,078	47,602
5.00%, 04/01/2039 - 11/01/2039	1,173,525	1,302,078
5.50%, 10/01/2036 - 12/01/2041	901,617	1,022,197
6.00%, 08/01/2036 - 06/01/2041	1,184,304	1,362,317
6.50%, 05/01/2040	108,238	124,645
Government National Mortgage Association, Interest Only STRIPS 0.80% (D), 02/16/2053	554,437	27,041
Uniform Mortgage-Backed Security
2.50%, TBA (H)	4,205,000	4,250,171
3.00%, TBA (H)	26,060,000	26,505,441
3.50%, TBA (H)	23,363,000	23,987,230
4.00%, TBA (H)	9,313,000	9,664,420

Total U.S. Government Agency Obligations (Cost $79,470,897)		79,871,866

U.S. GOVERNMENT OBLIGATIONS - 9.2%
U.S. Treasury - 8.2%
U.S. Treasury Bond
2.25%, 08/15/2046	2,776,000	2,814,821
2.50%, 02/15/2045 - 05/15/2046	7,240,000	7,705,467

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
2.75%, 08/15/2042 - 11/15/2047	$ 4,598,400	$ 5,120,462
2.88%, 08/15/2045	1,070,000	1,219,089
3.00%, 05/15/2042 - 08/15/2048	2,212,400	2,591,006
3.13%, 02/15/2042 - 05/15/2048	1,301,000	1,533,991
3.50%, 02/15/2039	3,780,000	4,691,630
3.63%, 02/15/2044	7,318,000	9,352,747
4.50%, 02/15/2036	865,500	1,185,566
4.75%, 02/15/2037	4,556,000	6,481,978
5.25%, 02/15/2029	2,129,000	2,783,252
U.S. Treasury Note
1.13%, 06/30/2021 - 09/30/2021	4,867,000	4,828,500
1.50%, 08/15/2026	3,193,000	3,171,672
1.63%, 02/15/2026 - 08/15/2029	5,513,000	5,507,017
2.00%, 01/31/2020	2,381,000	2,383,232
2.25%, 11/15/2027	2,102,500	2,199,987
2.38%, 01/31/2023 - 05/15/2029	3,116,000	3,265,243
2.50%, 12/31/2020	2,841,000	2,869,854
2.63%, 08/15/2020 - 02/15/2029	5,563,500	5,652,059
2.88%, 05/15/2028 - 05/15/2049	6,337,900	7,087,163
3.13%, 11/15/2028	939,500	1,053,524

		83,498,260

U.S. Treasury Inflation-Protected Securities - 1.0%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	1,240,560	1,396,115
2.50%, 01/15/2029	2,758,685	3,337,220
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	4,935,880	5,019,521

		9,752,856

Total U.S. Government Obligations (Cost $85,919,187)		93,251,116

COMMERCIAL PAPER - 5.3%
Banks - 1.0%
Concord Minutemen Capital Co. 2.15% (J), 01/02/2020	2,500,000	2,490,915
HSBC Bank PLC 1.96% (J), 01/23/2020	3,500,000	3,484,506
Macquarie Bank, Ltd. 2.17% (J), 12/20/2019	3,500,000	3,489,853
Skandinaviska Enskilda Banken AG 2.20% (J), 11/06/2019	816,000	815,756

		10,281,030

Capital Markets - 0.3%
Cedar Springs Capital Co. LLC 2.16% (J), 12/04/2019	3,000,000	2,994,170

Consumer Finance - 0.1%
Daimler Finance North America LLC 2.19% (J), 11/12/2019	1,000,000	999,343

Diversified Financial Services - 3.7%
Alpine Securitization 2.19% (J), 11/21/2019	3,800,000	3,795,461
Atlantic Asset Securitization LLC 2.10% (J), 12/17/2019	3,000,000	2,992,103
Bennington Stark Capital Co. LLC
2.17% (J), 11/19/2019	1,700,000	1,698,190
2.21% (J), 11/12/2019	500,000	499,669

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
Gotham Funding Corp. 2.18% (J), 12/13/2019	$ 3,500,000	$ 3,491,262
Kells Funding LLC 2.04% (J), 01/14/2020	3,800,000	3,784,378
Le Fayette Asset Securitization LLC 2.15% (J), 12/03/2019	3,400,000	3,393,623
Lexington Parker Capital Co. LLC 1.97% (J), 01/23/2020	3,900,000	3,882,646
Liberty Funding LLC 2.12% (J), 11/21/2019	2,500,000	2,497,111
Mont Blanc Capital Corp. 2.32% (J), 11/05/2019	3,850,000	3,849,029
Ridgefield Funding Co. 2.19% (J), 11/19/2019	2,410,000	2,407,409
Sheffield Receivables Corp. 2.18% (J), 11/19/2019	3,500,000	3,496,255
Victory Receivables 2.18% (J), 12/13/2019	1,600,000	1,596,005

		37,383,141

Software - 0.2%
Manhattan Asset Funding Co. LLC 2.13% (J), 01/13/2020	1,900,000	1,891,948

Total Commercial Paper (Cost $53,549,632)		53,549,632

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.1%
U.S. Treasury Bill
1.73% (J), 01/02/2020	9,400,000	9,372,552
1.79% (J), 12/12/2019	803,000	801,391
2.00% (J), 12/12/2019	300,000	299,328
2.01% (J), 11/07/2019	400,000	399,869

Total Short-Term U.S. Government Obligations (Cost $10,873,140)		10,873,140

	Shares	Value
OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (J)	4,276,270	$ 4,276,270

Total Other Investment Company (Cost $4,276,270)		4,276,270

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp., 0.85% (J), dated 10/31/2019, to be repurchased at $12,360,857 on 11/01/2019. Collateralized by a U.S. Government Obligation, 0.13%, due 04/15/2022, and with a value of $12,613,910.	$ 12,360,566	12,360,566

Total Repurchase Agreement (Cost $12,360,566)		12,360,566

Total Investments (Cost $869,883,033)		1,078,513,033
Net Other Assets (Liabilities) - (6.6)%		(67,085,022)

Net Assets - 100.0%		$ 1,011,428,011

FUTURES CONTRACTS:

Long Futures Contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	44	12/20/2019	$ 6,464,564	$ 6,678,760	$ 214,196	$ —

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$607,391,323	$—	$—	$607,391,323
Preferred Stocks	376,675	—	—	376,675
Asset-Backed Securities	—	32,095,265	—	32,095,265
Corporate Debt Securities	—	135,243,350	—	135,243,350

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION (continued):

Valuation Inputs (continued) (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Foreign Government Obligations	$—	$4,733,013	$—	$4,733,013
Mortgage-Backed Securities	—	41,416,640	—	41,416,640
Municipal Government Obligations	—	3,074,177	—	3,074,177
U.S. Government Agency Obligations	—	79,871,866	—	79,871,866
U.S. Government Obligations	—	93,251,116	—	93,251,116
Commercial Paper	—	53,549,632	—	53,549,632
Short-Term U.S. Government Obligations	—	10,873,140	—	10,873,140
Other Investment Company	4,276,270	—	—	4,276,270
Repurchase Agreement	—	12,360,566	—	12,360,566

Total Investments	$612,044,268	$466,468,765	$—	$1,078,513,033

Other Financial Instruments
Futures Contracts (L)	$214,196	$—	$—	$214,196

Total Other Financial Instruments	$214,196	$—	$—	$214,196

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,188,396. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $105,299,122, representing 10.4% of the Fund’s net assets.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2019, the value of the security is $1,040,000, representing 0.1% of the Fund’s net assets.
(G)	Rounds to less than $1 or $(1).
(H)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(I)	Perpetual maturity. The date displayed is the next call date.
(J)	Rates disclosed reflect the yields at October 31, 2019.
(K)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Short-Term Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2019 began with the prospects of healthy but moderating economic activity and global trade tensions that could potentially derail it. As consumption, fixed investments and government spending growth slowed, so did year-over-year gross domestic product (“GDP”) growth. Lower expectations prevailed throughout the year while any lingering optimism was reduced by a tumultuous geopolitical environment. As trade wars between the U.S. and China, and Japan and South Korea intensified, so did their impact on underlying economies.

Risks around trade policy were a concern for the U.S. Federal Reserve (“Fed”), which lowered 2019 GDP projections in December of 2018. Still, they stayed the course in normalizing rates given continued economic strength, and hiked rates once more in December. As a result, market expectations on Fed action soured, pricing in no further hike for the entirety of 2019 as a jolt of volatility overtook risk assets. The Fed’s more dovish tone and concerns over an inverted yield curve were top of mind for investors at the start of calendar year 2019. After cutting rates by 25 basis points in July and September, softening economic data and continued below-target inflation gave the green light to the Fed to trim its federal funds rate a quarter of a point at its October meeting.

Despite a rough start and volatility throughout the year, the credit markets performed well, both on a total and excess return basis. U.S. equities and high yield bonds posted their largest quarterly losses at the beginning of the fiscal year, which, when combined with higher volatility, depressed risk-return profiles for the quarter. Losses for investment grade bonds were more muted. As volatility normalized and financial conditions eased, risk assets, led by U.S. equities and high yield bonds, posted positive results in the second quarter. During the third quarter, risk assets and Treasuries posted positive results, led by U.S. equities and investment grade bonds. U.S. risk assets have broadly gained so far in the fourth quarter, led by investment grade bonds and Treasuries. October was risk-on with equities delivering positive returns in the U.S. Investment grade, high yield, and Treasuries also posted modest gains for the month.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Short-Term Bond (Class I2) returned 5.41%. By comparison, its benchmark, ICE BofAML U.S. Corporate & Government 1-3 Years Index, returned 4.90%.

STRATEGY REVIEW

The Fund continued to remain cautious about interest rate volatility over the period and remained focused on identifying attractive risk-adjusted return investment opportunities in spread-based products. The portfolio managers view securitized credit favorably given strong fundamentals and robust structural protections. From a corporate credit perspective, the team remained positive on financials given strong capitalization and expected lower event risk compared to industrials.

Over the period, the largest driver of excess returns was coupon carry given the Fund’s overweight to spread-based assets. Yield curve factors did not impact relative returns as the negative impact of the Fund’s short duration positioning was offset by its relative positioning across the curve and rolldown effects. Credit spread factors were a negligible negative contributor to relative performance, largely attributable to the spread volatility experienced in late 2018.

At an asset class level, the overweight allocation to, and security selection in, investment grade corporate credit contributed positively to relative returns, as did the portfolio‘s underweight allocation to Treasury securities. Detractors included the portfolio’s ex-index allocations to commercial mortgage-backed securities and emerging markets debt. Within corporate credit, security selection in banking and insurance, as well as an overweight allocation to banking, contributed positively to relative performance, while security selection in retail and financial services detracted.

Tyler A. Knight, CFA

Doug Weih, CFA

Brian W. Westhoff, CFA

Norbert King

Glen Kneeland

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2019

Transamerica Short-Term Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	59.6%
Mortgage-Backed Securities	21.0
Asset-Backed Securities	17.1
Repurchase Agreement	1.2
Loan Assignment	0.4
Other Investment Company	0.2
Foreign Government Obligation	0.1
U.S. Government Agency Obligation	0.0 *
Net Other Assets (Liabilities)	0.4
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	0.0	%* %
AAA	15.6
AA	5.9
A	32.7
BBB	40.7
BB	2.2
B	1.1
CCC and Below	0.4
Not Rated	1.0
Net Other Assets (Liabilities)	0.4

Total	100.0%

Fund Characteristics	Years
Average Maturity §	2.26
Duration †	1.83

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2019

Transamerica Short-Term Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	2.39%	1.58%	2.73%	11/01/2007
Class A (NAV)	5.04%	2.11%	2.99%	11/01/2007
Class C (POP)	3.23%	1.33%	2.21%	11/01/2007
Class C (NAV)	4.23%	1.33%	2.21%	11/01/2007
Class I (NAV)	5.20%	2.32%	3.12%	11/30/2009
Class I2 (NAV)	5.41%	2.44%	3.30%	11/08/2004
ICE BofAML U.S. Corporate & Government 1-3 Years Index (A)	4.90%	1.62%	1.56%
Class R6 (NAV)	5.42%	N/A	2.53%	05/29/2015

(A) The ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Fund is subject to a variety of risks, including credit risk, inflation risk, interest rate risk, prepayment risk, and liquidity risk. Additional risks include investing in foreign markets and non-investment grade securities. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significant affect the value of the Fund.

Transamerica Funds	Annual Report 2019

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES - 17.1%
Access Point Funding I LLC Series 2017-A, Class A, 3.06%, 04/15/2029 (A)	$ 799,510	$ 799,576
Avid Automobile Receivables Trust Series 2019-1, Class A, 2.62%, 02/15/2024 (A)	5,000,000	5,002,812
Benefit Street Partners CLO VII, Ltd. Series 2015-VIIA, Class A2R, 3-Month LIBOR + 1.20%, 3.20% (B), 07/18/2027 (A)	8,000,000	7,945,848
BXG Receivables Note Trust
Series 2012-A, Class A,
2.66%, 12/02/2027 (A)	1,852,097	1,851,970
Series 2013-A, Class A,
3.01%, 12/04/2028 (A)	5,118,528	5,109,829
Series 2017-A, Class A,
2.95%, 10/04/2032 (A)	5,698,278	5,707,620
CIFC Funding, Ltd. Series 2015-2A, Class BR, 3-Month LIBOR + 1.25%, 3.25% (B), 04/15/2027 (A)	16,270,000	16,214,243
Citigroup Mortgage Loan Trust, Inc. Series 2003-HE3, Class A, 1-Month LIBOR + 0.76%, 2.58% (B), 12/25/2033	212,890	213,532
CWABS, Inc. Asset-Backed Certificates Trust Series 2006-17, Class 2A2, 1-Month LIBOR + 0.15%, 1.97% (B), 03/25/2047	7,188,910	7,073,917
Dell Equipment Finance Trust Series 2019-2, Class A3, 1.91%, 10/22/2024 (A)	10,000,000	9,979,121
Diamond Resorts Owner Trust
Series 2017-1A, Class A,
3.27%, 10/22/2029 (A)	5,559,762	5,621,148
Series 2019-1A, Class A,
2.89%, 02/20/2032 (A)	9,547,197	9,588,920
Halcyon Loan Advisors Funding, Ltd.
Series 2014-3A, Class B1R,
3-Month LIBOR + 1.70%, 3.65% (B), 10/22/2025 (A)	10,000,000	10,011,370
Series 2015-1A, Class B1R,
3-Month LIBOR + 1.55%, 3.52% (B), 04/20/2027 (A)	8,000,000	7,966,000
Hertz Vehicle Financing II, LP Series 2019-1A, Class B, 4.10%, 03/25/2023 (A)	11,900,000	12,281,249
Hilton Grand Vacations Trust
Series 2014-AA, Class B,
2.07%, 11/25/2026 (A)	2,276,100	2,266,379
Series 2019-AA, Class A,
2.34%, 07/25/2033 (A)	9,487,261	9,510,973
ICG CLO, Ltd. Series 2016-1A, Class A2R, 3-Month LIBOR + 1.70%, 3.63% (B), 07/29/2028 (A)	6,000,000	5,940,618

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Jamestown CLO IV Ltd. Series 2014-4A, Class A2R, 3-Month LIBOR + 1.35%, 3.35% (B), 07/15/2026 (A)	$ 13,500,000	$ 13,501,269
Marathon CLO VII, Ltd. Series 2014-7A, Class A1R, 3-Month LIBOR + 1.32%, 3.26% (B), 10/28/2025 (A)	5,309,529	5,311,600
Mill City Mortgage Loan Trust Series 2017-3, Class A1, 2.75% (B), 01/25/2061 (A)	12,538,814	12,659,524
Mountain View CLO, Ltd. Series 2014-1A, Class BRR, 3-Month LIBOR + 1.45%, 3.45% (B), 10/15/2026 (A)	10,000,000	9,929,210
MVW LLC Series 2019-2A, Class B, 2.44%, 10/20/2038 (A)	8,500,000	8,488,893
MVW Owner Trust
Series 2014-1A, Class B,
2.70%, 09/22/2031 (A)	1,993,527	1,998,862
Series 2015-1A, Class A,
2.52%, 12/20/2032 (A)	2,057,286	2,059,012
Series 2019-1A, Class A,
2.89%, 11/20/2036 (A)	11,493,439	11,702,601
New Residential Advanced Receivables Trust
Series 2019-T2, Class AT2,
2.52%, 08/15/2053 (A)	10,000,000	9,987,719
Series 2019-T3, Class AT3,
2.51%, 10/20/2052 (A)	15,000,000	15,057,163
Series 2019-T4, Class AT4,
2.33%, 10/15/2051 (A)	5,000,000	5,004,605
Series 2019-T4, Class BT4,
2.46%, 10/15/2051 (A)	5,000,000	5,004,574
Series 2019-T5, Class DT5,
2.85%, 10/15/2051 (A)	10,000,000	9,999,983
NRZ Advance Receivables Trust
Series 2019-T1, Class AT1,
2.59%, 07/15/2052 (A)	5,000,000	5,028,592
Series 2019-T1, Class CT1,
2.93%, 07/15/2052 (A)	5,000,000	5,027,577
Ocwen Master Advance Receivables Trust
Series 2019-T1, Class AT1,
2.51%, 08/15/2050 (A)	5,000,000	5,012,971
Series 2019-T2, Class AT2,
2.42%, 08/15/2051 (A)	13,000,000	13,043,940
Orange Lake Timeshare Trust
Series 2014-AA, Class A,
2.29%, 07/09/2029 (A)	2,221,548	2,216,421
Series 2015-AA, Class A,
2.88%, 09/08/2027 (A)	3,845,524	3,864,679
Series 2016-A, Class A,
2.61%, 03/08/2029 (A)	7,650,132	7,697,822
Series 2018-A, Class C,
3.74%, 11/08/2030 (A)	4,957,427	5,013,808
Series 2019-A, Class C,
3.61%, 04/09/2038 (A)	8,279,535	8,422,093

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
OZLM Funding IV, Ltd. Series 2013-4A, Class A2R, 3-Month LIBOR + 1.70%, 3.65% (B), 10/22/2030 (A)	$ 6,000,000	$ 5,884,056
Sierra Timeshare Receivables Funding LLC
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	454,424	454,295
Series 2015-1A, Class B,
3.05%, 03/22/2032 (A)	555,408	555,296
Series 2018-2A, Class B,
3.65%, 06/20/2035 (A)	3,722,521	3,804,531
Series 2018-3A, Class A,
3.69%, 09/20/2035 (A)	4,519,920	4,627,337
Series 2018-3A, Class D,
5.20%, 09/20/2035 (A)	4,418,222	4,464,644
Series 2019-2A, Class C,
3.12%, 05/20/2036 (A)	8,761,372	8,817,293
Small Business Lending Trust Series 2019-A, Class A, 2.85%, 07/15/2026 (A)	9,424,496	9,423,252
Sofi Consumer Loan Program LLC Series 2017-1, Class A, 3.28%, 01/26/2026 (A)	1,934,823	1,949,836
SPS Servicer Advanced Receivables Trust Series 2019-T2, Class AT2, 2.32%, 10/15/2052 (A) (C)	14,150,000	14,150,000
TICP CLO I, Ltd. Series 2015-1A, Class BR, 3-Month LIBOR + 1.30%, 3.27% (B), 07/20/2027 (A)	10,000,000	9,960,650
TICP CLO III, Ltd. Series 2018-3R, Class B, 3-Month LIBOR + 1.35%, 3.32% (B), 04/20/2028 (A)	10,000,000	9,938,170
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (B), 03/25/2054 (A)	1,434,425	1,440,801
Series 2015-4, Class A1B,
2.75% (B), 04/25/2055 (A)	5,217,002	5,230,603
Series 2016-3, Class A1,
2.25% (B), 04/25/2056 (A)	5,840,847	5,827,782
Series 2016-5, Class A1,
2.50% (B), 10/25/2056 (A)	8,314,161	8,345,955
Series 2017-1, Class A1,
2.75% (B), 10/25/2056 (A)	12,472,640	12,620,218
Series 2017-2, Class A1,
2.75% (B), 04/25/2057 (A)	5,472,517	5,522,730
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (A)	9,735,173	9,825,224
Series 2017-4, Class A1,
2.75% (B), 06/25/2057 (A)	10,023,886	10,141,535
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (A)	10,866,857	10,957,339
Series 2018-1, Class A1,
3.00% (B), 01/25/2058 (A)	10,276,608	10,426,449
Series 2018-2, Class A1,
3.25% (B), 03/25/2058 (A)	4,697,939	4,801,799

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2018-3, Class A1,
3.75% (B), 05/25/2058 (A)	$ 8,090,836	$ 8,404,749
Series 2019-1, Class A1,
3.75% (B), 03/25/2058 (A)	10,836,309	11,439,494
Trafigura Securitisation Finance PLC
Series 2017-1A, Class A2,
2.47%, 12/15/2020 (A)	10,000,000	9,978,950
Series 2018-1A, Class A2,
3.73%, 03/15/2022 (A)	11,000,000	11,217,943
VSE VOI Mortgage LLC Series 2017-A, Class A, 2.33%, 03/20/2035 (A)	7,977,251	7,979,025
Welk Resorts LLC
Series 2013-AA, Class A,
3.10%, 03/15/2029 (A)	2,062,283	2,061,834
Series 2015-AA, Class A,
2.79%, 06/16/2031 (A)	2,741,908	2,747,074
Series 2017-AA, Class A,
2.82%, 06/15/2033 (A)	4,972,710	5,027,234
Wellfleet CLO, Ltd. Series 2016-1A, Class BR, 3-Month LIBOR + 1.50%, 3.47% (B), 04/20/2028 (A)	15,000,000	14,791,500

Total Asset - Backed Securities (Cost $518,056,159)		521,935,641

CORPORATE DEBT SECURITIES - 59.6%
Aerospace & Defense - 0.6%
Lockheed Martin Corp. 2.50%, 11/23/2020	7,102,000	7,139,177
United Technologies Corp. 3.65%, 08/16/2023	9,427,000	9,971,570

		17,110,747

Airlines - 1.2%
America West Airlines Pass-Through Trust 8.06%, 01/02/2022	5,288,970	5,493,888
Delta Air Lines Pass-Through Trust
3.20%, 10/25/2025	6,212,000	6,497,776
6.82%, 02/10/2024	3,475,575	3,807,283
Delta Air Lines, Inc. 3.80%, 04/19/2023	9,957,000	10,317,852
Northwest Airlines Pass-Through Trust 6.26%, 05/20/2023	358,939	368,127
Southwest Airlines Co. 2.65%, 11/05/2020	9,964,000	10,037,640

		36,522,566

Banks - 15.8%
ABN AMRO Bank NV 3.40%, 08/27/2021 (A)	15,000,000	15,353,520
AIB Group PLC 4.75%, 10/12/2023 (A)	13,973,000	14,968,365
Banco Santander SA
2.71%, 06/27/2024	8,400,000	8,530,230
3.85%, 04/12/2023	4,600,000	4,807,684

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp.
Fixed until 07/21/2020, 2.37% (B), 07/21/2021, MTN	$ 9,888,000	$ 9,911,331
Fixed until 12/20/2022, 3.00% (B), 12/20/2023	7,542,000	7,714,927
Fixed until 01/20/2022, 3.12% (B), 01/20/2023, MTN	8,000,000	8,166,877
BB&T Corp. 2.15%, 02/01/2021, MTN	12,037,000	12,078,221
BNP Paribas SA 5.00%, 01/15/2021	17,935,000	18,606,950
BPCE SA 2.75%, 12/02/2021, MTN	19,500,000	19,774,248
Canadian Imperial Bank of Commerce 3.10%, 04/02/2024 (D)	10,284,000	10,650,051
CIT Bank NA Fixed until 09/27/2024, 2.97% (B), 09/27/2025	6,927,000	6,983,282
CIT Group, Inc. 4.13%, 03/09/2021	600,000	613,500
Citibank, NA Fixed until 05/20/2021, 2.84% (B), 05/20/2022	11,000,000	11,138,599
Citigroup, Inc. Fixed until 11/04/2021, 2.31% (B), 11/04/2022	9,909,000	9,937,538
Citizens Bank NA 2.25%, 10/30/2020	6,000,000	6,017,032
Commerzbank AG 8.13%, 09/19/2023 (A)	8,000,000	9,344,652
Cooperatieve Rabobank UA 3.95%, 11/09/2022	10,100,000	10,542,391
Credit Agricole SA
2.38%, 01/22/2025 (A)	9,011,000	9,015,844
2.75%, 06/10/2020 (A)	8,109,000	8,141,574
Danske Bank A/S Fixed until 09/20/2021, 3.00% (B), 09/20/2022 (A)	10,000,000	10,094,313
Discover Bank 7.00%, 04/15/2020	16,576,000	16,927,761
Fifth Third Bancorp 3.65%, 01/25/2024	10,000,000	10,548,272
Fifth Third Bank 3.35%, 07/26/2021 (D)	8,848,000	9,060,943
First Horizon National Corp. 3.50%, 12/15/2020	8,160,000	8,264,732
First Niagara Financial Group, Inc. 7.25%, 12/15/2021	6,340,000	6,982,282
First Tennessee Bank NA 2.95%, 12/01/2019	14,548,000	14,548,000
Huntington Bancshares, Inc. 2.30%, 01/14/2022	13,724,000	13,801,018
ING Bank NV 5.80%, 09/25/2023 (A)	12,067,000	13,411,522
Intesa Sanpaolo SpA 3.25%, 09/23/2024 (A)	11,000,000	11,072,263

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co.
Fixed until 12/05/2023, 4.02% (B), 12/05/2024	$ 10,000,000	$ 10,677,978
4.25%, 10/15/2020	6,865,000	7,014,176
JPMorgan Chase Bank NA Fixed until 04/26/2020, 3.09% (B), 04/26/2021	10,000,000	10,049,843
MUFG Union Bank NA 3.15%, 04/01/2022	11,000,000	11,306,602
PNC Financial Services Group, Inc. 3.90%, 04/29/2024	7,811,000	8,369,562
Regions Financial Corp. 2.75%, 08/14/2022	12,360,000	12,590,243
Royal Bank of Canada 3.70%, 10/05/2023, MTN	14,954,000	15,842,003
Royal Bank of Scotland Group PLC 6.00%, 12/19/2023	11,648,000	12,934,949
Santander Holdings, Inc. 2.65%, 04/17/2020	8,898,000	8,916,099
SunTrust Bank 2.80%, 05/17/2022	11,949,000	12,176,279
US Bancorp 2.40%, 07/30/2024	9,070,000	9,229,012
Wells Fargo & Co. 2.15%, 01/30/2020, MTN	12,348,000	12,355,768
Wells Fargo Bank NA 2.60%, 01/15/2021	19,494,000	19,660,399
Zions Bancorp NA
3.35%, 03/04/2022	5,582,000	5,720,116
3.50%, 08/27/2021	8,390,000	8,594,499

		482,445,450

Beverages - 2.0%
Anheuser-Busch InBev Finance, Inc. 3.70%, 02/01/2024 (D)	10,120,000	10,796,357
Anheuser-Busch InBev Worldwide, Inc. 3.50%, 01/12/2024	6,971,000	7,386,710
Constellation Brands, Inc.
2.65%, 11/07/2022	8,537,000	8,667,669
2.70%, 05/09/2022	5,441,000	5,509,788
Diageo Capital PLC 3.50%, 09/18/2023	9,800,000	10,344,941
PepsiCo, Inc. 3.10%, 07/17/2022	7,471,000	7,728,992
Pernod Ricard SA 5.75%, 04/07/2021 (A)	9,466,000	9,963,449

		60,397,906

Biotechnology - 0.8%
AbbVie, Inc. 2.50%, 05/14/2020	6,351,000	6,368,629
Amgen, Inc. 4.50%, 03/15/2020	13,653,000	13,780,857
Biogen, Inc. 2.90%, 09/15/2020	4,981,000	5,020,709

		25,170,195

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets - 4.2%
Ameriprise Financial, Inc.
3.00%, 03/22/2022	$ 7,986,000	$ 8,164,787
5.30%, 03/15/2020	7,040,000	7,122,237
Bank of New York Mellon Corp.
2.20%, 08/16/2023, MTN	10,000,000	10,057,598
2.50%, 04/15/2021, MTN	10,123,000	10,215,544
Charles Schwab Corp. 2.65%, 01/25/2023	9,964,000	10,167,752
Credit Suisse AG 6.50%, 08/08/2023 (A)	5,462,000	6,069,647
Credit Suisse Group Funding Guernsey, Ltd. 3.13%, 12/10/2020	10,000,000	10,109,548
Goldman Sachs Group, Inc. Fixed until 10/31/2021, 2.88% (B), 10/31/2022	20,961,000	21,247,327
Morgan Stanley 2.75%, 05/19/2022	19,925,000	20,232,765
State Street Corp. 3.10%, 05/15/2023	11,076,000	11,458,975
UBS AG 2.20%, 06/08/2020 (A)	11,838,000	11,851,889

		126,698,069

Chemicals - 0.6%
Huntsman International LLC 5.13%, 11/15/2022	6,972,000	7,451,101
Syngenta Finance NV 4.44%, 04/24/2023 (A)	10,000,000	10,438,915

		17,890,016

Commercial Services & Supplies - 0.2%
CK Hutchison International 17 II, Ltd. 2.25%, 09/29/2020 (A)	5,000,000	5,000,377

Consumer Finance - 3.2%
Ally Financial, Inc.
3.88%, 05/21/2024	4,556,000	4,758,286
8.00%, 03/15/2020	5,717,000	5,828,482
American Express Co. 2.20%, 10/30/2020	15,217,000	15,261,051
BMW Capital LLC 3.40%, 08/13/2021 (A)	11,846,000	12,145,940
Capital One Financial Corp. 2.40%, 10/30/2020	9,963,000	10,003,075
Daimler Finance North America LLC
2.30%, 01/06/2020 (A)	4,850,000	4,852,571
3.40%, 02/22/2022 (A)	7,000,000	7,181,564
Ford Motor Credit Co. LLC 3.34%, 03/18/2021	8,000,000	8,045,682
General Motors Financial Co., Inc.
3.20%, 07/06/2021	3,115,000	3,154,705
3.55%, 07/08/2022	9,957,000	10,212,189
Springleaf Finance Corp. 8.25%, 12/15/2020	6,825,000	7,260,094
Volkswagen Group of America Finance LLC 2.70%, 09/26/2022 (A)	10,000,000	10,092,761

		98,796,400

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Containers & Packaging - 0.3%
Ardagh Packaging Finance PLC / Ardagh Holdings, Inc. 4.25%, 09/15/2022 (A)	$ 3,035,000	$ 3,072,938
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020	7,063,826	7,088,196

		10,161,134

Diversified Consumer Services - 0.2%
Nationwide Building Society Fixed until 04/26/2022, 3.62% (B), 04/26/2023 (A)	6,888,000	7,080,342

Diversified Financial Services - 2.3%
Aircastle, Ltd. 5.13%, 03/15/2021	7,967,000	8,246,648
Aviation Capital Group LLC
2.88%, 01/20/2022 (A)	5,506,000	5,536,457
7.13%, 10/15/2020 (A)	18,266,000	19,085,302
AXA Equitable Holdings, Inc. 3.90%, 04/20/2023	12,251,000	12,841,090
GE Capital International Funding Unlimited Co. 2.34%, 11/15/2020	5,800,000	5,796,378
Protective Life Global Funding 2.70%, 11/25/2020 (A)	8,378,000	8,435,886
Voya Financial, Inc. 3.13%, 07/15/2024	9,332,000	9,647,595

		69,589,356

Diversified Telecommunication Services - 1.3%
AT&T, Inc. 3.88%, 08/15/2021	15,201,000	15,692,433
British Telecommunications PLC 4.50%, 12/04/2023	5,000,000	5,400,283
Deutsche Telekom International Finance BV 1.95%, 09/19/2021 (A)	9,000,000	8,975,769
Verizon Communications, Inc. 3.50%, 11/01/2024	8,134,000	8,641,552

		38,710,037

Electric Utilities - 2.8%
American Electric Power Co., Inc. 2.95%, 12/15/2022	8,469,000	8,654,135
Appalachian Power Co. 4.60%, 03/30/2021	4,633,000	4,764,862
Berkshire Hathaway Energy Co. 2.38%, 01/15/2021	11,562,000	11,638,047
Duke Energy Corp. 3.05%, 08/15/2022	21,461,000	22,034,462
Entergy Corp. 4.00%, 07/15/2022	8,552,000	8,946,099
Evergy, Inc. 2.45%, 09/15/2024	11,565,000	11,633,285
Metropolitan Edison Co. 3.50%, 03/15/2023 (A)	5,566,000	5,783,207
Southern Co. 2.35%, 07/01/2021	12,232,000	12,304,046

		85,758,143

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 2.0%
American Campus Communities Operating Partnership, LP 3.35%, 10/01/2020	$ 4,795,000	$ 4,846,214
American Tower Corp. 3.00%, 06/15/2023	17,032,000	17,494,778
Crown Castle International Corp. 5.25%, 01/15/2023	7,556,000	8,253,297
HCP, Inc. 3.15%, 08/01/2022	14,125,000	14,480,811
Service Properties Trust 4.35%, 10/01/2024	7,598,000	7,770,630
VEREIT Operating Partnership, LP 4.60%, 02/06/2024	8,370,000	9,026,227

		61,871,957

Food & Staples Retailing - 0.8%
Sysco Corp. 2.50%, 07/15/2021	9,646,000	9,736,827
Walgreens Boots Alliance, Inc. 2.70%, 11/18/2019	14,938,000	14,941,172

		24,677,999

Food Products - 0.4%
Mead Johnson Nutrition Co. 4.90%, 11/01/2019	10,859,000	10,859,000

Health Care Equipment & Supplies - 1.2%
Becton Dickinson and Co.
2.89%, 06/06/2022	13,942,000	14,214,874
3-Month LIBOR + 1.03%, 3.14% (B), 06/06/2022	2,726,000	2,747,257
DH Europe Finance II Sarl 2.05%, 11/15/2022	10,888,000	10,929,821
Zimmer Biomet Holdings, Inc. 3.38%, 11/30/2021	8,040,000	8,222,774

		36,114,726

Health Care Providers & Services - 2.3%
Anthem, Inc. 2.50%, 11/21/2020	8,464,000	8,514,407
Cigna Corp.
3-Month LIBOR + 0.89%, 2.89% (B), 07/15/2023	12,689,000	12,735,642
3.90%, 02/15/2022 (A)	9,465,000	9,819,147
CVS Health Corp.
2.13%, 06/01/2021	15,000,000	15,023,060
2.63%, 08/15/2024	4,979,000	5,032,945
HCA, Inc. 5.00%, 03/15/2024	9,958,000	10,852,321
UnitedHealth Group, Inc. 3.50%, 02/15/2024	6,971,000	7,359,074

		69,336,596

Hotels, Restaurants & Leisure - 0.1%
GLP Capital, LP / GLP Financing II, Inc. 3.35%, 09/01/2024	4,479,000	4,530,508

Household Durables - 0.1%
DR Horton, Inc. 2.55%, 12/01/2020	4,029,000	4,042,818

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Independent Power & Renewable Electricity Producers - 0.4%
Exelon Generation Co. LLC 4.00%, 10/01/2020	$ 11,093,000	$ 11,239,434

Industrial Conglomerates - 0.2%
General Electric Co. 3-Month LIBOR + 0.80%, 2.80% (B), 04/15/2020, MTN (D)	5,100,000	5,099,606

Insurance - 2.3%
Athene Global Funding 3.00%, 07/01/2022 (A)	14,168,000	14,418,953
Chubb INA Holdings, Inc. 2.88%, 11/03/2022	13,275,000	13,654,318
Five Corners Funding Trust 4.42%, 11/15/2023 (A)	8,785,000	9,548,670
Jackson National Life Global Funding 3.30%, 02/01/2022 (A)	9,000,000	9,252,691
New York Life Global Funding 2.88%, 04/10/2024 (A)	13,626,000	14,105,728
Principal Life Global Funding II 2.15%, 01/10/2020 (A)	8,947,000	8,950,085

		69,930,445

Internet & Direct Marketing Retail - 0.4%
Expedia Group, Inc. 4.50%, 08/15/2024	9,959,000	10,869,085

IT Services - 0.3%
Fiserv, Inc. 2.75%, 07/01/2024	8,481,000	8,670,771

Leisure Products - 0.2%
Mattel, Inc. 4.35%, 10/01/2020 (D)	7,005,000	7,092,633

Machinery - 0.3%
Caterpillar Financial Services Corp. 1.90%, 09/06/2022, MTN	9,959,000	9,969,077

Media - 1.7%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, 09/30/2022	7,500,000	7,603,125
Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020	17,240,000	17,387,199
Comcast Corp. 3.70%, 04/15/2024	10,863,000	11,617,793
CSC Holdings LLC 6.75%, 11/15/2021	8,655,000	9,325,762
Sky, Ltd. 3.13%, 11/26/2022 (A)	6,970,000	7,198,508

		53,132,387

Metals & Mining - 0.3%
ArcelorMittal 5.50%, 03/01/2021	1,992,000	2,072,852
Glencore Funding LLC 3.00%, 10/27/2022 (A)	6,974,000	7,041,299

		9,114,151

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multi-Utilities - 1.3%
Black Hills Corp. 4.25%, 11/30/2023	$ 9,898,000	$ 10,570,151
Dominion Energy, Inc.
2.58%, 07/01/2020	5,223,000	5,238,567
2.72% (E), 08/15/2021	7,100,000	7,166,672
DTE Energy Co. 2.53%, 10/01/2024	10,070,000	10,097,218
NiSource, Inc. 3.85%, 02/15/2023	7,343,000	7,652,652

		40,725,260

Oil, Gas & Consumable Fuels - 3.9%
El Paso Natural Gas Co. LLC 8.63%, 01/15/2022	8,935,000	10,097,843
Energy Transfer Operating, LP
4.15%, 10/01/2020	8,000,000	8,116,963
4.20%, 09/15/2023	4,980,000	5,262,729
Eni SpA 4.00%, 09/12/2023 (A)	8,629,000	9,127,130
Husky Energy, Inc. 7.25%, 12/15/2019	11,950,000	12,004,550
Kinder Morgan, Inc. 3.05%, 12/01/2019	6,132,000	6,136,184
MPLX, LP
3-Month LIBOR + 0.90%, 3.00% (B), 09/09/2021	7,897,000	7,928,734
4.88%, 12/01/2024	5,661,000	6,165,928
Occidental Petroleum Corp. 2.60%, 08/13/2021	13,935,000	14,022,496
Plains All American Pipeline, LP / PAA Finance Corp. 4.65%, 10/15/2025	5,976,000	6,385,845
Sabine Pass Liquefaction LLC 5.63%, 04/15/2023	14,900,000	16,210,472
Total Capital International SA 2.22%, 07/12/2021	8,882,000	8,935,745
Williams Cos., Inc. 4.55%, 06/24/2024	7,966,000	8,593,704
YPF SA 8.50%, 03/23/2021 (A)	1,743,000	1,590,487

		120,578,810

Personal Products - 0.3%
Unilever Capital Corp. 2.10%, 07/30/2020	8,900,000	8,917,990

Pharmaceuticals - 1.4%
AstraZeneca PLC 2.38%, 06/12/2022	9,966,000	10,059,456
Bayer Finance LLC 3.00%, 10/08/2021 (A)	7,474,000	7,576,779
Bristol-Myers Squibb Co. 2.90%, 07/26/2024 (A)	8,515,000	8,824,205
Takeda Pharmaceutical Co., Ltd. 4.00%, 11/26/2021 (A)	14,535,000	15,067,337

		41,527,777

Road & Rail - 0.8%
Avolon Holdings Funding, Ltd. 3.63%, 05/01/2022 (A)	12,397,000	12,654,857

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
Canadian Pacific Railway Co. 9.45%, 08/01/2021	$ 7,000,000	$ 7,834,625
Union Pacific Corp. 3.50%, 06/08/2023	4,457,000	4,682,607

		25,172,089

Semiconductors & Semiconductor Equipment - 0.9%
Broadcom, Inc. 3.13%, 04/15/2021 (A)	11,904,000	12,043,866
KLA Corp. 4.65%, 11/01/2024	8,678,000	9,580,255
QUALCOMM, Inc. 2.60%, 01/30/2023	5,815,000	5,928,134

		27,552,255

Software - 0.5%
Oracle Corp. 3.88%, 07/15/2020	14,812,000	15,022,971

Technology Hardware, Storage & Peripherals - 0.5%
Hewlett Packard Enterprise Co.
3-Month LIBOR + 0.68%, 2.81% (B), 03/12/2021	6,896,000	6,922,308
3.50%, 10/05/2021	7,170,000	7,360,864

		14,283,172

Trading Companies & Distributors - 0.9%
Air Lease Corp. 2.25%, 01/15/2023	5,548,000	5,522,888
International Lease Finance Corp. 8.25%, 12/15/2020	21,682,000	23,142,838

		28,665,726

Transportation Infrastructure - 0.3%
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.45%, 07/01/2024 (A)	7,966,000	8,300,630

Wireless Telecommunication Services - 0.3%
Vodafone Group PLC 3.75%, 01/16/2024	8,355,000	8,807,607

Total Corporate Debt Securities (Cost $1,784,888,247)		1,817,436,218

FOREIGN GOVERNMENT OBLIGATION - 0.1%
Qatar - 0.1%
Qatar Government International Bond 3.88%, 04/23/2023 (A)	2,175,000	2,294,155

Total Foreign Government Obligation (Cost $2,164,443)		2,294,155

LOAN ASSIGNMENT - 0.4%
Commercial Services & Supplies - 0.4%
Spin Holdco, Inc. Term Loan B, 3-Month LIBOR + 3.25%, 5.25% (B), 11/14/2022	13,063,637	12,667,652

Total Loan Assignment (Cost $13,033,078)		12,667,652

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MORTGAGE-BACKED SECURITIES - 21.0%
20 Times Square Trust Series 2018-20TS, Class C, 3.10% (B), 05/15/2035 (A)	$ 10,900,000	$ 11,130,665
280 Park Avenue Mortgage Trust Series 2017-280P, Class C, 1-Month LIBOR + 1.25%, 3.16% (B), 09/15/2034 (A)	15,640,000	15,639,876
Arroyo Mortgage Trust Series 2018-1, Class A1, 3.76% (B), 04/25/2048 (A)	8,784,895	8,979,725
Ashford Hospitality Trust
Series 2018-ASHF, Class C,
1-Month LIBOR + 1.40%, 3.31% (B), 04/15/2035 (A)	17,440,000	17,429,103
Series 2018-ASHF, Class D,
1-Month LIBOR + 2.10%, 4.01% (B), 04/15/2035 (A)	10,520,000	10,549,655
Austin Fairmont Hotel Trust Series 2019-FAIR, Class D, 1-Month LIBOR + 1.80%, 4.05% (B), 09/15/2032 (A)	5,000,000	5,015,665
BBCMS Mortgage Trust
Series 2017-DELC, Class C,
1-Month LIBOR + 1.20%, 3.11% (B), 08/15/2036 (A)	14,890,000	14,843,164
Series 2017-DELC, Class D,
1-Month LIBOR + 1.70%, 3.61% (B), 08/15/2036 (A)	15,000,000	15,018,708
Series 2018-TALL, Class C,
1-Month LIBOR + 1.12%, 3.03% (B), 03/15/2037 (A)	17,415,000	17,393,066
Series 2018-TALL, Class E,
1-Month LIBOR + 2.44%, 4.35% (B), 03/15/2037 (A)	15,000,000	15,009,370
BHMS Trust Series 2018-ATLS, Class C, 1-Month LIBOR + 1.90%, 3.81% (B), 07/15/2035 (A)	14,900,000	14,937,274
BX Commercial Mortgage Trust Series 2019-XL, Class D, 1-Month LIBOR + 1.45%, 3.45% (B), 10/15/2036 (A)	14,100,000	14,113,251
BX Trust
Series 2017-APPL, Class C,
1-Month LIBOR + 1.40%, 3.31% (B), 07/15/2034 (A)	15,300,000	15,309,483
Series 2017-SLCT, Class C,
1-Month LIBOR + 1.40%, 3.31% (B), 07/15/2034 (A)	8,464,955	8,467,553
Series 2018-GW, Class C,
1-Month LIBOR + 1.22%, 3.13% (B), 05/15/2035 (A)	5,480,000	5,483,386
Series 2018-GW, Class D,
1-Month LIBOR + 1.77%, 3.68% (B), 05/15/2035 (A)	4,250,000	4,263,310
BXP Trust Series 2017-CQHP, Class D, 1-Month LIBOR + 2.00%, 3.91% (B), 11/15/2034 (A)	11,825,000	11,773,402

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Caesars Palace Las Vegas Trust Series 2017-VICI, Class A, 3.53%, 10/15/2034 (A)	$ 15,000,000	$ 15,599,089
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D, 1-Month LIBOR + 1.75%, 3.67% (B), 12/15/2037 (A)	9,760,000	9,820,987
CCRESG Commercial Mortgage Trust
Series 2016-HEAT, Class B,
4.11%, 04/10/2029 (A)	4,319,000	4,379,939
Series 2016-HEAT, Class C,
4.92%, 04/10/2029 (A)	3,619,000	3,693,035
Series 2016-HEAT, Class D,
5.49% (B), 04/10/2029 (A)	7,290,000	7,448,708
CGMS Commercial Mortgage Trust Series 2017-MDRB, Class B, 1-Month LIBOR + 1.75%, 3.66% (B), 07/15/2030 (A)	10,000,000	9,989,410
CHT Mortgage Trust Series 2017-CSMO, Class D, 1-Month LIBOR + 2.25%, 4.17% (B), 11/15/2036 (A)	17,400,000	17,421,809
Citigroup Commercial Mortgage Trust
Series 2017-1500, Class B,
1-Month LIBOR + 1.10%, 3.01% (B), 07/15/2029 (A)	5,000,000	4,988,187
Series 2017-1500, Class C,
1-Month LIBOR + 1.25%, 3.16% (B), 07/15/2032 (A)	3,500,000	3,492,295
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	3,477,797	3,606,936
Series 2018-RP1, Class A1,
3.00% (B), 09/25/2064 (A)	9,193,502	9,290,818
CLNS Trust Series 2017-IKPR, Class C, 1-Month LIBOR + 1.10%, 3.03% (B), 06/11/2032 (A)	14,800,000	14,795,372
CORE Mortgage Trust Series 2019-CORE, Class C, 1-Month LIBOR + 1.30%, 3.21% (B), 12/15/2031 (A)	10,000,000	9,999,981
DBCG Mortgage Trust
Series 2017-BBG, Class B,
1-Month LIBOR + 0.85%, 2.76% (B), 06/15/2034 (A)	12,500,000	12,476,500
Series 2017-BBG, Class C,
1-Month LIBOR + 1.00%, 2.91% (B), 06/15/2034 (A)	2,500,000	2,495,294
DBWF Mortgage Trust Series 2018-GLKS, Class D, 1-Month LIBOR + 2.40%, 4.25% (B), 11/19/2035 (A)	10,000,000	10,050,067
GPT Mortgage Trust
Series 2018-GPP, Class C,
1-Month LIBOR + 1.40%, 3.31% (B), 06/15/2035 (A)	5,000,000	4,968,748

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GPT Mortgage Trust (continued)
Series 2018-GPP, Class D,
1-Month LIBOR + 1.85%, 3.76% (B), 06/15/2035 (A)	$ 5,000,000	$ 4,962,500
GS Mortgage Securities Corp. Trust
Series 2018-FBLU, Class D,
1-Month LIBOR + 2.00%, 3.92% (B), 11/15/2035 (A)	16,400,000	16,410,032
Series 2019-SOHO, Class D,
1-Month LIBOR + 1.60%, 3.51% (B), 06/15/2036 (A)	7,500,000	7,504,687
GS Mortgage Securities Trust Series 2013-G1, Class A1, 2.06%, 04/10/2031 (A)	4,840,537	4,831,325
Hilton Orlando Trust Series 2018-ORL, Class C, 1-Month LIBOR + 1.30%, 3.21% (B), 12/15/2034 (A)	14,000,000	13,999,776
HPLY Trust Series 2019-HIT, Class C, 1-Month LIBOR + 1.60%, 3.51% (B), 11/15/2036 (A)	8,558,781	8,564,125
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY, Class C, 3.80% (B), 06/10/2027 (A)	10,000,000	9,386,886
Lehman Brothers Small Balance Commercial Mortgage Trust Series 2005-1A, Class A, 1-Month LIBOR + 0.25%, 2.27% (B), 02/25/2030 (A)	907,783	899,329
Metlife Securitization Trust Series 2017-1A, Class A, 3.00% (B), 04/25/2055 (A)	11,752,301	11,959,071
Monarch Beach Resort Trust Series 2018-MBR, Class D, 1-Month LIBOR + 1.70%, 3.61% (B), 07/15/2035 (A)	12,000,000	11,999,885
Morgan Stanley Capital I Trust
Series 2017-ASHF, Class D,
1-Month LIBOR + 2.20%, 4.11% (B), 11/15/2034 (A)	10,800,000	10,854,130
Series 2018-SUN, Class C,
1-Month LIBOR + 1.40%, 3.31% (B), 07/15/2035 (A)	10,850,000	10,849,947
Series 2019-BPR, Class B,
1-Month LIBOR + 2.10%, 4.02% (B), 05/15/2036 (A)	6,720,000	6,719,893
Mortgage Equity Conversion Asset Trust Series 2010-1A, Class A, 4.00%, 07/25/2060 (A)	4,460,591	4,314,770
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 3.31% (B), 08/15/2034 (A)	8,328,329	8,328,311
MSCG Trust
Series 2018-SELF, Class C,
1-Month LIBOR + 1.18%, 3.10% (B), 10/15/2037 (A)	11,780,000	11,802,086

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
MSCG Trust (continued)
Series 2018-SELF, Class D,
1-Month LIBOR + 1.65%, 3.57% (B), 10/15/2037 (A)	$ 8,820,000	$ 8,845,543
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	2,223,907	2,316,061
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	2,719,392	2,828,802
Series 2016-4A, Class A1,
3.75% (B), 11/25/2056 (A)	4,654,301	4,854,503
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	8,253,818	8,620,748
Series 2017-4A, Class A1,
4.00% (B), 05/25/2057 (A)	5,555,408	5,833,115
Series 2017-5A, Class A1,
1-Month LIBOR + 1.50%, 3.32% (B), 06/25/2057 (A)	6,284,001	6,385,099
Series 2018-1A, Class A1A,
4.00% (B), 12/25/2057 (A)	5,048,366	5,262,241
Series 2018-2A, Class A1,
4.50% (B), 02/25/2058 (A)	8,228,510	8,652,944
Series 2018-RPL1, Class A1,
3.50% (B), 12/25/2057 (A)	5,837,445	6,072,097
Series 2019-2A, Class A1,
4.25% (B), 12/25/2057 (A)	10,566,896	11,069,213
Series 2019-3A, Class A1A,
3.75% (B), 11/25/2058 (A)	9,205,817	9,591,505
Series 2019-4A, Class A1B,
3.50% (B), 12/25/2058 (A)	10,475,883	10,816,718
Series 2019-5A, Class A1B,
3.50% (B), 08/25/2059 (A)	14,683,591	15,033,139
Series 2019-RPL2, Class A1,
3.25% (B), 02/25/2059 (A)	9,619,672	9,862,166
RBSSP Resecuritization Trust Series 2013-2, Class 2A1, 1-Month LIBOR + 0.19%, 2.25% (B), 12/20/2036 (A)	6,003,958	5,982,530
Stonemont Portfolio Trust Series 2017-MONT, Class C, 1-Month LIBOR + 1.25%, 3.10% (B), 08/20/2030 (A)	13,027,528	13,019,404
Tharaldson Hotel Portfolio Trust Series 2018-THL, Class C, 1-Month LIBOR + 1.35%, 3.34% (B), 11/11/2034 (A)	12,151,204	12,151,211
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class AJ, 5.48% (B), 08/15/2039	168,581	168,848

Total Mortgage-Backed Securities (Cost $638,118,794)		640,626,471

U.S. GOVERNMENT AGENCY OBLIGATION - 0.0% (F)
Federal Home Loan Mortgage Corp. 12-Month LIBOR + 1.77%, 4.02% (B), 08/01/2037	327,327	345,920

Total U.S. Government Agency Obligation (Cost $331,917)		345,920

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (G)	5,790,085	$ 5,790,085

Total Other Investment Company (Cost $5,790,085)		5,790,085

Principal	Value
REPURCHASE AGREEMENT - 1.2%

Fixed Income Clearing Corp., 0.85% (G), dated 10/31/2019, to be repurchased at $36,779,908 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $37,519,147.

$ 36,779,040	$ 36,779,040

Total Repurchase Agreement (Cost $36,779,040)	36,779,040

Total Investments (Cost $2,999,161,763)	3,037,875,182
Net Other Assets (Liabilities) - 0.4%	11,974,858

Net Assets - 100.0%	$ 3,049,850,040

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$521,935,641	$—	$521,935,641
Corporate Debt Securities	—	1,817,436,218	—	1,817,436,218
Foreign Government Obligation	—	2,294,155	—	2,294,155
Loan Assignment	—	12,667,652	—	12,667,652
Mortgage-Backed Securities	—	640,626,471	—	640,626,471
U.S. Government Agency Obligation	—	345,920	—	345,920
Other Investment Company	5,790,085	—	—	5,790,085
Repurchase Agreement	—	36,779,040	—	36,779,040

Total Investments	$5,790,085	$3,032,085,097	$—	$3,037,875,182

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $1,539,889,409, representing 50.5% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2019, the value of the security is $14,150,000, representing 0.5% of the Fund’s net assets.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,670,212. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2019; the maturity date disclosed is the ultimate maturity date.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Rates disclosed reflect the yields at October 31, 2019.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Core

(unaudited)

MARKET ENVIRONMENT

U.S. small cap equity investors experienced heightened volatility during the period ended October 31, 2019. The Russell 2000® Index fell substantially at the end of 2018 only to spend the bulk of 2019 climbing back and ultimately finishing the period in positive territory.

The macroeconomic backdrop was volatile during the period as well, with investors focused on topics like trade disputes, interest rates and geopolitical events just to name a few. The U.S. Federal Reserve (“Fed”) went from raising interest rates at the end of 2018 to cutting rates in 2019. In addition, there is a substantial amount of government debt around the world that trades at negative yields. Throughout the period the global economy seemed to be decelerating or in a bit of a soft patch, although some developments nearer to the end of the period provided investors some encouragement. Uncertainty was the dominant theme around U.S.-China trade talks, Brexit, and U.S. government policy as the U.S. election cycle got underway in earnest.

For the period as a whole, investors once again favored “growth” stocks over “value “stocks, with the Russell 2000® Growth Index outperforming the Russell 2000® Value Index. Investors also held a strong preference for larger capitalization issues during the period.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Small Cap Core (Class R4) returned -6.44%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Russell 2000® Index and the S&P 500®, returned 4.90% and 14.33%, respectively.

STRATEGY REVIEW

Academic and empirical research has shown the existence of a number of market anomalies that can be profitably exploited by a disciplined approach to security selection and portfolio construction. We continue to believe that the ultimate strength of the Fund’s strategy lies in our ability to produce a portfolio that, in aggregate, maintains objective and economically-meaningful exposures to the factors that our research has shown to be indicative of prospective outperformance.

The Fund underperformed the Russell 2000® Index for the period as the Fund’s focus on companies trading at lower valuation levels was generally a headwind over the period, given investors’ preference for growth over value.

Relative to the Russell 2000® Index, the Fund was underweight the software industry, which was up over 20% for the period and as a whole trades at a substantial valuation premium to the Fund’s other information technology sector holdings. Investors’ preference for larger capitalization issues also hampered the Fund’s relative performance given the more equal-weighted nature of the Fund’s positions relative to the market capitalization weighting scheme used by the benchmark. Sector allocations detracted from relative performance primarily due to an overweight to the energy sector amid generally falling oil prices over the period.

Eoin E. Middaugh, CFA

Portfolio Manager

Systematic Financial Management, L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.4%
Other Investment Company	7.4
Repurchase Agreement	1.6
Net Other Assets (Liabilities)	(7.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Core

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(11.72)%	N/A	(2.46)%	03/10/2017
Class A (NAV)	(6.56)%	N/A	(0.35)%	03/10/2017
Class C (POP)	(8.01)%	N/A	(1.08)%	03/10/2017
Class C (NAV)	(7.17)%	N/A	(1.08)%	03/10/2017
Class I (NAV)	(6.24)%	N/A	(0.11)%	03/10/2017
Class I2 (NAV)	(6.21)%	N/A	0.03%	03/10/2017
Class I3 (NAV)	(6.31)%	N/A	(0.20)%	03/10/2017
Class R (NAV)	(6.71)%	N/A	(0.68)%	03/10/2017
Class R4 (NAV)	(6.44)%	1.78%	9.10%	09/11/2000
Russell 2000® Index (A)	4.90%	7.37%	12.27%
S&P 500® (B)	14.33%	10.78%	13.70%

(A) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R and R4 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 98.4%
Aerospace & Defense - 0.6%
AAR Corp.	12,800	$ 534,400
Astronics Corp. (A)	18,750	542,625

		1,077,025

Air Freight & Logistics - 1.1%
Atlas Air Worldwide Holdings, Inc. (A)	23,315	511,298
Echo Global Logistics, Inc. (A)	24,220	482,220
Hub Group, Inc., Class A (A)	12,240	560,592
Radiant Logistics, Inc. (A)	84,315	454,458

		2,008,568

Auto Components - 0.4%
American Axle & Manufacturing Holdings, Inc. (A)	74,450	622,402

Banks - 10.0%
1st Source Corp.	8,240	421,723
Bancorp, Inc. (A)	43,455	473,660
Bank of NT Butterfield & Son, Ltd.	17,850	588,157
Bank OZK	19,580	549,415
Cadence BanCorp	32,370	497,851
Cathay General Bancorp	16,995	604,512
CIT Group, Inc.	12,450	533,981
Community Trust Bancorp, Inc.	10,420	456,500
ConnectOne Bancorp, Inc.	21,630	525,176
Customers Bancorp, Inc. (A)	26,120	615,910
Eagle Bancorp, Inc.	13,705	618,644
Financial Institutions, Inc.	9,175	288,370
First Financial Corp.	10,145	445,061
First Internet Bancorp	8,600	195,564
First Merchants Corp.	15,995	632,602
Great Southern Bancorp, Inc.	7,470	451,337
Hancock Whitney Corp.	15,455	602,745
Heritage Commerce Corp.	35,835	430,737
Home BancShares, Inc.	31,000	572,880
Hope Bancorp, Inc.	39,005	556,601
IBERIABANK Corp.	7,475	548,590
Independent Bank Corp.	20,795	468,095
Lakeland Financial Corp.	12,275	571,401
PacWest Bancorp	16,800	621,432
PCB Bancorp	10,600	177,338
Peapack Gladstone Financial Corp.	15,705	458,586
Preferred Bank	9,850	525,104
RBB Bancorp	12,555	252,858
Sandy Spring Bancorp, Inc.	16,805	579,773
Sterling Bancorp	27,730	544,895
Synovus Financial Corp.	17,360	587,983
Texas Capital Bancshares, Inc. (A)	10,255	554,385
TriCo Bancshares	13,765	517,977
United Community Banks, Inc.	20,605	622,477
Western Alliance Bancorp	12,225	603,059

		17,695,379

Biotechnology - 3.0%
AMAG Pharmaceuticals, Inc. (A) (B)	44,970	436,434
Anika Therapeutics, Inc. (A)	9,885	695,805
Arena Pharmaceuticals, Inc. (A)	11,590	564,607
Eagle Pharmaceuticals, Inc. (A)	9,525	597,218
Enanta Pharmaceuticals, Inc. (A)	7,630	464,514
Ligand Pharmaceuticals, Inc. (A) (B)	5,750	625,657
Myriad Genetics, Inc. (A)	18,270	615,151

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
PDL BioPharma, Inc. (A)	250,935	$ 707,637
Vanda Pharmaceuticals, Inc. (A)	42,295	571,405

		5,278,428

Building Products - 1.1%
Builders FirstSource, Inc. (A)	29,010	655,916
Patrick Industries, Inc. (A)	14,475	715,210
Quanex Building Products Corp.	30,765	593,457

		1,964,583

Capital Markets - 1.6%
Ashford, Inc. (A)	304	7,269
Cowen, Inc., Class A (A)	33,535	502,019
Janus Henderson Group PLC	25,790	596,523
Legg Mason, Inc.	15,285	569,519
Virtus Investment Partners, Inc.	5,360	581,453
Waddell & Reed Financial, Inc., Class A (B)	34,960	578,937

		2,835,720

Chemicals - 1.9%
Huntsman Corp.	24,925	551,590
Kraton Corp. (A)	19,280	432,258
Minerals Technologies, Inc.	11,520	569,664
Olin Corp.	30,705	563,130
Stepan Co.	5,910	577,525
Trinseo SA	13,325	566,312

		3,260,479

Commercial Services & Supplies - 3.1%
ABM Industries, Inc.	14,225	518,644
ACCO Brands Corp.	57,760	528,504
Deluxe Corp.	12,305	637,768
Herman Miller, Inc.	13,080	608,220
HNI Corp.	16,710	634,980
KAR Auction Services, Inc. (B)	22,550	560,593
Matthews International Corp., Class A	16,815	621,819
Pitney Bowes, Inc.	127,750	562,100
R.R. Donnelley & Sons Co. (B)	184,901	806,168

		5,478,796

Communications Equipment - 1.3%
Comtech Telecommunications Corp.	18,200	636,090
Extreme Networks, Inc. (A)	75,480	486,091
NetScout Systems, Inc. (A)	23,625	572,198
Sierra Wireless, Inc. (A) (B)	47,470	525,018

		2,219,397

Construction & Engineering - 1.6%
AECOM (A)	15,840	633,758
Aegion Corp. (A)	24,340	527,448
EMCOR Group, Inc.	6,720	589,411
Great Lakes Dredge & Dock Corp. (A)	56,720	609,740
Sterling Construction Co., Inc. (A)	33,440	543,233

		2,903,590

Consumer Finance - 1.2%
Encore Capital Group, Inc. (A) (B)	16,285	540,499
EZCORP, Inc., Class A (A) (B)	78,065	410,622
Navient Corp.	43,605	600,441
OneMain Holdings, Inc.	14,160	566,400

		2,117,962

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging - 0.3%
Myers Industries, Inc.	26,575	$ 449,915

Distributors - 0.3%
Core-Mark Holding Co., Inc.	18,270	557,600

Diversified Consumer Services - 0.8%
American Public Education, Inc. (A)	21,680	470,890
Career Education Corp. (A)	33,045	467,917
K12, Inc. (A)	19,662	389,111

		1,327,918

Electric Utilities - 1.0%
Hawaiian Electric Industries, Inc.	13,270	599,140
IDACORP, Inc.	5,130	552,091
Portland General Electric Co.	10,680	607,478

		1,758,709

Electrical Equipment - 1.3%
Acuity Brands, Inc.	4,405	549,700
Encore Wire Corp.	10,640	597,968
Powell Industries, Inc.	13,540	530,226
Regal Beloit Corp.	7,730	572,407

		2,250,301

Electronic Equipment, Instruments & Components - 4.9%
Avnet, Inc.	13,940	551,466
Badger Meter, Inc.	10,170	587,826
Belden, Inc.	10,940	561,003
Benchmark Electronics, Inc.	20,930	709,527
Celestica, Inc. (A)	59,230	427,641
Fabrinet (A)	10,685	600,818
Hollysys Automation Technologies, Ltd.	33,615	474,308
Insight Enterprises, Inc. (A)	10,330	634,055
OSI Systems, Inc. (A)	5,530	548,797
PC Connection, Inc.	11,770	574,847
Sanmina Corp. (A)	18,580	570,963
Tech Data Corp. (A)	5,545	673,717
TTM Technologies, Inc. (A)	45,660	534,679
Vishay Intertechnology, Inc.	32,870	662,330
Vishay Precision Group, Inc. (A)	12,815	436,351

		8,548,328

Energy Equipment & Services - 1.3%
Forum Energy Technologies, Inc. (A)	267,910	310,776
Helix Energy Solutions Group, Inc. (A)	67,805	582,445
Matrix Service Co. (A)	32,265	605,291
Nabors Industries, Ltd.	253,745	469,428
Precision Drilling Corp. (A) (B)	339,275	356,239

		2,324,179

Equity Real Estate Investment Trusts - 5.5%
Apple Hospitality, Inc.	35,110	578,613
Ashford Hospitality Trust, Inc.	181,275	494,881
Brixmor Property Group, Inc.	28,340	624,047
Chatham Lodging Trust	30,875	557,294
DiamondRock Hospitality Co.	54,760	546,505
Hersha Hospitality Trust	36,715	506,667
Macerich Co. (B)	17,660	485,650
Medical Properties Trust, Inc.	30,345	629,052
Office Properties Income Trust	18,963	604,540
Retail Properties of America, Inc., Class A	46,435	638,946
RLJ Lodging Trust	34,815	571,314

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Senior Housing Properties Trust	61,000	$ 605,425
Service Properties Trust	23,255	588,351
SITE Centers Corp.	38,185	593,013
Summit Hotel Properties, Inc.	48,540	595,100
Sunstone Hotel Investors, Inc.	41,180	556,342
Washington Prime Group, Inc. (B)	138,105	582,803

		9,758,543

Food & Staples Retailing - 0.8%
Natural Grocers by Vitamin Cottage, Inc. (A)	31,060	272,396
SpartanNash Co.	49,430	647,286
Sprouts Farmers Market, Inc. (A)	28,615	555,417

		1,475,099

Food Products - 0.3%
TreeHouse Foods, Inc. (A)	10,100	545,602

Gas Utilities - 0.3%
National Fuel Gas Co.	11,770	533,299

Health Care Equipment & Supplies - 3.0%
Accuray, Inc. (A)	131,755	342,563
AngioDynamics, Inc. (A)	27,470	420,291
Haemonetics Corp. (A)	4,085	493,182
Hill-Rom Holdings, Inc.	5,580	584,170
Integer Holdings Corp. (A)	7,255	561,827
Masimo Corp. (A)	3,880	565,665
Meridian Bioscience, Inc.	56,670	554,800
Natus Medical, Inc. (A)	18,110	609,945
OraSure Technologies, Inc. (A)	72,270	617,186
Orthofix Medical, Inc. (A)	10,735	451,192

		5,200,821

Health Care Providers & Services - 7.0%
Acadia Healthcare Co., Inc. (A)	18,315	549,267
Amedisys, Inc. (A)	4,195	539,141
AMN Healthcare Services, Inc. (A)	10,715	629,613
Brookdale Senior Living, Inc. (A)	73,585	540,850
Chemed Corp.	1,257	495,145
Community Health Systems, Inc. (A) (B)	155,920	551,957
Cross Country Healthcare, Inc. (A)	43,890	474,451
Encompass Health Corp.	9,150	585,783
Ensign Group, Inc.	11,695	494,114
Magellan Health, Inc. (A)	8,300	538,670
MEDNAX, Inc. (A)	24,725	542,961
Molina Healthcare, Inc. (A)	5,010	589,376
National HealthCare Corp.	6,045	496,778
Owens & Minor, Inc.	112,075	754,265
Patterson Cos., Inc.	32,835	562,464
Premier, Inc., Class A (A)	14,950	487,071
Providence Service Corp. (A)	9,375	598,781
Select Medical Holdings Corp. (A)	33,560	611,463
Tenet Healthcare Corp. (A)	24,405	618,423
Tivity Health, Inc. (A)	29,825	483,463
Triple-S Management Corp., Class B (A)	36,450	551,489
US Physical Therapy, Inc.	4,090	578,612

		12,274,137

Health Care Technology - 1.6%
Allscripts Healthcare Solutions, Inc. (A)	51,615	564,668
Computer Programs & Systems, Inc.	22,785	525,650
HealthStream, Inc. (A)	21,220	595,433

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Health Care Technology (continued)
HMS Holdings Corp. (A)	14,295	$ 467,304
NextGen Healthcare, Inc. (A)	37,510	634,106

		2,787,161

Hotels, Restaurants & Leisure - 0.7%
Cheesecake Factory, Inc. (B)	15,135	632,492
Red Robin Gourmet Burgers, Inc. (A)	17,025	519,262

		1,151,754

Household Durables - 1.0%
Ethan Allen Interiors, Inc.	29,635	584,106
Turtle Beach Corp. (A) (B)	56,660	616,461
Universal Electronics, Inc. (A)	11,030	574,883

		1,775,450

Household Products - 0.6%
Central Garden & Pet Co., Class A (A)	20,590	582,285
Spectrum Brands Holdings, Inc.	10,680	536,243

		1,118,528

Independent Power & Renewable Electricity Producers - 0.3%
Atlantica Yield PLC	23,320	559,913

Insurance - 1.6%
American Equity Investment Life Holding Co.	22,725	560,853
Assured Guaranty, Ltd.	12,390	581,339
CNO Financial Group, Inc.	35,600	557,140
Genworth Financial, Inc., Class A (A)	126,840	542,875
Hanover Insurance Group, Inc.	4,530	596,646

		2,838,853

Interactive Media & Services - 1.1%
Meet Group, Inc. (A)	160,625	684,262
TripAdvisor, Inc. (A)	14,515	586,406
Yelp, Inc. (A)	16,950	584,945

		1,855,613

Internet & Direct Marketing Retail - 0.8%
Points International, Ltd. (A)	15,820	172,438
Qurate Retail, Inc., Series A (A)	54,730	522,124
Shutterstock, Inc. (A)	15,965	647,860

		1,342,422

IT Services - 3.1%
CACI International, Inc., Class A (A)	2,465	551,544
Cardtronics PLC, Class A (A)	17,955	615,138
Endurance International Group Holdings, Inc. (A)	136,870	536,530
KBR, Inc.	23,370	658,099
MAXIMUS, Inc.	7,025	539,099
NIC, Inc.	26,970	634,335
Perficient, Inc. (A)	15,165	594,468
Sykes Enterprises, Inc. (A)	19,133	591,114
Unisys Corp. (A)	69,555	713,634

		5,433,961

Life Sciences Tools & Services - 1.5%
Bruker Corp.	11,865	527,992
Charles River Laboratories International, Inc. (A)	4,360	566,713
ICON PLC (A)	3,525	517,822
Medpace Holdings, Inc. (A)	6,820	502,157
Syneos Health, Inc. (A)	10,305	516,796

		2,631,480

	Shares	Value
COMMON STOCKS (continued)
Machinery - 1.7%
AGCO Corp.	7,620	$ 584,378
Columbus McKinnon Corp.	14,520	544,790
EnPro Industries, Inc.	8,245	573,440
Meritor, Inc. (A)	31,190	687,116
Wabash National Corp.	38,325	546,514

		2,936,238

Media - 2.2%
AMC Networks, Inc., Class A (A)	11,775	512,801
Meredith Corp.	15,475	583,408
MSG Networks, Inc., Class A (A) (B)	32,870	532,823
National CineMedia, Inc.	62,315	523,134
News Corp., Class A	43,395	594,945
Perion Network, Ltd. (A)	112,910	604,069
TEGNA, Inc.	37,225	559,492

		3,910,672

Metals & Mining - 2.5%
AK Steel Holding Corp. (A)	228,310	538,812
Allegheny Technologies, Inc. (A)	28,135	591,116
Haynes International, Inc.	13,740	473,480
Kaiser Aluminum Corp.	5,975	639,803
New Gold, Inc. (A)	440,930	462,977
Schnitzer Steel Industries, Inc., Class A	23,400	499,356
U.S. Steel Corp. (B)	52,435	603,527
Warrior Met Coal, Inc.	29,605	576,705

		4,385,776

Mortgage Real Estate Investment Trusts - 0.3%
Western Asset Mortgage Capital Corp.	58,690	589,248

Multi-Utilities - 0.6%
MDU Resources Group, Inc.	20,680	597,445
NorthWestern Corp.	7,435	539,186

		1,136,631

Multiline Retail - 0.3%
Macy’s, Inc. (B)	36,785	557,661

Oil, Gas & Consumable Fuels - 3.4%
Arch Coal, Inc., Class A	8,115	640,193
Crescent Point Energy Corp.	124,085	454,151
Enerplus Corp.	72,065	434,552
Gulfport Energy Corp. (A)	181,825	506,383
Laredo Petroleum, Inc. (A)	208,185	491,317
Montage Resources Corp. (A) (B)	135,435	612,166
Peabody Energy Corp.	38,395	404,299
Range Resources Corp. (B)	127,570	514,107
SM Energy Co.	53,755	421,439
Southwestern Energy Co. (A) (B)	268,305	550,025
Whiting Petroleum Corp. (A) (B)	65,640	416,158
World Fuel Services Corp.	14,190	592,716

		6,037,506

Paper & Forest Products - 1.3%
Domtar Corp.	16,560	602,618
P.H. Glatfelter Co.	33,905	610,290
Resolute Forest Products, Inc.	91,775	332,226
Verso Corp., Class A (A)	44,895	657,263

		2,202,397

Personal Products - 1.0%
Edgewell Personal Care Co. (A)	17,630	617,050

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Personal Products (continued)
Nu Skin Enterprises, Inc., Class A	13,740	$ 612,529
USANA Health Sciences, Inc. (A)	8,280	613,631

		1,843,210

Pharmaceuticals - 2.8%
ANI Pharmaceuticals, Inc. (A)	7,250	566,298
Bausch Health Cos., Inc. (A) (B)	25,785	640,499
Endo International PLC (A)	180,480	828,403
Horizon Therapeutics PLC (A)	19,990	577,911
Innoviva, Inc. (A)	53,205	618,242
Prestige Consumer Healthcare, Inc. (A)	17,025	603,707
Supernus Pharmaceuticals, Inc. (A)	18,385	510,919
Taro Pharmaceutical Industries, Ltd.	7,175	580,027

		4,926,006

Professional Services - 1.6%
Heidrick & Struggles International, Inc.	19,100	543,586
Kforce, Inc.	16,265	665,401
ManpowerGroup, Inc.	6,715	610,528
Resources Connection, Inc.	24,305	356,068
TrueBlue, Inc. (A)	26,905	616,125

		2,791,708

Real Estate Management & Development - 0.4%
Realogy Holdings Corp. (B)	100,030	788,236

Road & Rail - 0.6%
ArcBest Corp.	18,911	546,339
Landstar System, Inc.	5,280	597,432

		1,143,771

Semiconductors & Semiconductor Equipment - 2.0%
Canadian Solar, Inc. (A) (B)	26,520	452,696
Cirrus Logic, Inc. (A)	10,065	684,018
Diodes, Inc. (A)	13,860	646,569
NeoPhotonics Corp. (A)	90,370	594,635
Synaptics, Inc. (A)	14,640	616,490
Xperi Corp.	26,145	530,874

		3,525,282

Software - 1.9%
CommVault Systems, Inc. (A)	11,905	591,321
LogMeIn, Inc.	7,835	514,603
Nuance Communications, Inc. (A)	32,330	527,626
Synchronoss Technologies, Inc. (A) (B)	88,055	528,330
TiVo Corp.	69,310	564,183
Verint Systems, Inc. (A)	12,880	584,623

		3,310,686

Specialty Retail - 5.1%
Abercrombie & Fitch Co., Class A	27,635	447,411
American Eagle Outfitters, Inc.	26,415	406,263
Buckle, Inc. (B)	21,300	445,596
Cato Corp., Class A	24,770	433,227
Chico’s FAS, Inc.	97,145	334,179
Citi Trends, Inc.	24,870	443,930
Designer Brands, Inc., Class A	24,905	410,933
Dick’s Sporting Goods, Inc.	10,210	397,475
Express, Inc. (A)	155,795	501,660
Foot Locker, Inc.	10,750	467,732
Genesco, Inc. (A)	11,130	432,401
Group 1 Automotive, Inc.	4,760	473,334

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Haverty Furniture Cos., Inc.	19,015	$ 344,932
Hibbett Sports, Inc. (A)	19,805	472,547
Lithia Motors, Inc., Class A	2,805	441,731
Office Depot, Inc.	253,830	522,890
Rent-A-Center, Inc.	14,715	380,677
Sally Beauty Holdings, Inc. (A)	25,895	401,373
Signet Jewelers, Ltd. (B)	25,780	413,511
Urban Outfitters, Inc. (A)	15,675	449,872
Zumiez, Inc. (A)	14,135	451,048

		9,072,722

Technology Hardware, Storage & Peripherals - 0.6%
NCR Corp. (A)	18,975	554,260
Stratasys, Ltd. (A)	24,375	504,075

		1,058,335

Textiles, Apparel & Luxury Goods - 1.3%
Fossil Group, Inc. (A)	47,880	520,934
Ralph Lauren Corp.	6,350	609,981
Steven Madden, Ltd.	16,040	660,527
Vera Bradley, Inc. (A)	53,185	572,271

		2,363,713

Thrifts & Mortgage Finance - 1.0%
MGIC Investment Corp.	44,445	609,341
Radian Group, Inc.	23,950	601,145
Washington Federal, Inc.	15,120	551,275

		1,761,761

Trading Companies & Distributors - 1.8%
Beacon Roofing Supply, Inc. (A)	15,995	496,485
BMC Stock Holdings, Inc. (A)	21,925	591,756
Foundation Building Materials, Inc. (A)	34,890	648,605
NOW, Inc. (A)	46,740	492,639
Veritiv Corp. (A)	24,520	334,453
WESCO International, Inc. (A)	11,715	587,507

		3,151,445

Total Common Stocks (Cost $177,395,447)		173,454,919

OTHER INVESTMENT COMPANY - 7.4%
Securities Lending Collateral - 7.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (C)	12,994,028	12,994,028

Total Other Investment Company (Cost $12,994,028)		12,994,028

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

Principal	Value
REPURCHASE AGREEMENT - 1.6%

Fixed Income Clearing Corp., 0.85% (C), dated 10/31/2019, to be repurchased at $2,790,122 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $2,849,042.

$ 2,790,056	$ 2,790,056

Total Repurchase Agreement (Cost $2,790,056)	2,790,056

Total Investments (Cost $193,179,531)	189,239,003
Net Other Assets (Liabilities) - (7.4)%	(13,055,922)

Net Assets - 100.0%	$ 176,183,081

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$173,454,919	$—	$—	$173,454,919
Other Investment Company	12,994,028	—	—	12,994,028
Repurchase Agreement	—	2,790,056	—	2,790,056

Total Investments	$186,448,947	$2,790,056	$—	$189,239,003

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,488,443. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Growth

(unaudited)

MARKET ENVIRONMENT

During the first two months of the Fund’s fiscal year ended October 31, 2019, the small cap equity market declined. The markets wrestled with a host of concerning events and the resulting sell-off and volatility was both severe and swift. Ranger believed the combination of high equity valuations, continued interest rate increases, escalating trade/tariff rhetoric and deceleration in economic data were the main culprits for the market weakness. This was the worst market sell-off since 2011, and the broad, indiscriminate selling that comes with such a sharp sell-off provided compelling fundamental and valuation opportunities as we entered 2019.

In a near complete reversal, during the first ten months of 2019, equity markets delivered strong performance. This move was due in large part to investor excitement surrounding the end of the U.S. Federal Reserve (“Fed”) tightening cycle, and to a lesser extent, a recovery from the lows of late 2018. One striking feature of recent markets has been the divergence between large cap and small cap indices. The Russell 2000® Growth Index remains below the highs achieved in August of 2018. Meanwhile, the S&P 500® Index, while also correcting in the fourth quarter of 2018, has steadily advanced throughout 2019 and reached a new high in October.

Over the period, we believe the underperformance by the small cap indices is the result of an economy, both at home and around the world, that is slowing. A quick review of the 30 largest economies globally reveals that most have seen a reduction in their purchasing manager indexes (“PMIs”) over the period, and nearly half have PMIs below 50. We attribute the past year’s volatility and negative relative performance by small cap companies to the deteriorating worldwide macroeconomic environment, which caused small cap earnings to decline more than S&P 500® earnings estimates and also resulted in investors seeking safety by favoring large cap versus small.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Small Cap Growth (Class A) returned 11.11%, excluding any sales charges. By comparison, its benchmark, the Russell 2000® Growth Index, returned 6.40%.

STRATEGY REVIEW

The Fund outperformed its benchmark with technology, producer durables and consumer discretionary sectors contributing to performance, while energy and materials & processing sectors detracted.

The Fund’s holdings with durable growth and strong financial profiles continue to demonstrate financial characteristics, namely consistent revenue and earnings growth, above the benchmark.

From an earnings perspective, performance in the benchmark was nearly equal between earning and non-earning companies. However, from a valuation perspective, the benchmark was led by the highest valuation companies across all measures, including price/earnings, price/cash flow and price/sales ratios.

Pegasystems, Inc., a provider of business process management software, was the largest contributor to performance. Over the period, the company reported strong financial results with annual contract value bookings growth. The company has invested aggressively in sales force capacity and branding and is seeing the benefits as evidenced by the strong bookings growth.

Select Energy Services, Inc., Class A, a leading provider of oilfield water supply chain and logistics services, was the largest detractor. While the company has consistently reported quarterly results that were in line with expectations, the stock declined as pricing pressures for oilfield services increased as the U.S. rig count fell over the course of 2019. While Select Energy Services, Inc., Class A is not fully immune from these challenges, we believe their infrastructure and chemicals businesses are more stable than the recent performance in the stock price implies. During the most recent quarter, we took advantage of the weakness to add to the position.

W. Conrad Doenges

Andrew Hill

Joseph LaBate

Co-Portfolio Managers

Ranger Investment Management, L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	95.0%
Other Investment Company	5.4
Repurchase Agreement	4.6
Net Other Assets (Liabilities)	(5.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	4.97%	9.19%	10.13%	08/31/2012
Class A (NAV)	11.11%	10.43%	11.00%	08/31/2012
Russell 2000® Growth Index (A)	6.40%	8.38%	12.11%
Class C (POP)	9.31%	9.61%	10.22%	08/31/2012
Class C (NAV)	10.28%	9.61%	10.22%	08/31/2012
Class I (NAV)	11.50%	10.71%	11.30%	08/31/2012
Class I2 (NAV)	11.48%	10.84%	11.43%	08/31/2012
Class I3 (NAV)	11.48%	N/A	10.60%	03/10/2017
Class R (NAV)	10.78%	N/A	10.00%	03/10/2017
Class R4 (NAV)	11.54%	N/A	10.45%	03/10/2017
Class R6 (NAV)	11.48%	N/A	12.01%	07/25/2016

(A) The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 95.0%
Aerospace & Defense - 5.8%
Axon Enterprise, Inc. (A) (B)	50,451	$ 2,579,559
Kratos Defense & Security Solutions, Inc. (A)	208,943	3,944,844
Mercury Systems, Inc. (A)	31,401	2,312,998

		8,837,401

Banks - 3.4%
Banc of California, Inc.	161,163	2,219,214
CenterState Bank Corp.	117,575	2,981,702

		5,200,916

Biotechnology - 2.9%
Repligen Corp. (A)	56,373	4,481,090

Chemicals - 1.9%
Quaker Chemical Corp.	19,039	2,910,682

Diversified Consumer Services - 1.9%
Chegg, Inc. (A)	92,981	2,850,797

Diversified Telecommunication Services - 1.0%
Cogent Communications Holdings, Inc.	26,914	1,578,237

Energy Equipment & Services - 1.7%
Select Energy Services, Inc., Class A (A)	344,236	2,616,194

Food Products - 4.0%
Calavo Growers, Inc.	15,830	1,372,936
J&J Snack Foods Corp.	24,892	4,748,398

		6,121,334

Health Care Equipment & Supplies - 12.4%
CONMED Corp.	22,994	2,529,800
Heska Corp. (A)	19,365	1,568,952
Integer Holdings Corp. (A)	44,470	3,443,757
Lantheus Holdings, Inc. (A)	113,216	2,360,554
LeMaitre Vascular, Inc.	55,093	1,906,218
Mesa Laboratories, Inc.	17,182	3,913,200
Neogen Corp. (A)	44,662	2,905,710
Tactile Systems Technology, Inc. (A) (B)	9,143	415,275

		19,043,466

Health Care Providers & Services - 1.7%
BioTelemetry, Inc. (A)	67,580	2,659,949

Health Care Technology - 2.2%
Tabula Rasa HealthCare, Inc. (A) (B)	66,318	3,378,239

Hotels, Restaurants & Leisure - 0.7%
BJ’s Restaurants, Inc.	26,214	1,037,812

Household Durables - 4.6%
Skyline Champion Corp. (A)	151,015	4,263,154
TopBuild Corp. (A)	26,683	2,773,164

		7,036,318

Insurance - 1.1%
Goosehead Insurance, Inc., Class A (B)	32,737	1,675,480

IT Services - 13.0%
Endava PLC, ADR (A) (B)	43,718	1,880,311
Evo Payments, Inc., Class A (A)	148,420	4,219,580
I3 Verticals, Inc., Class A (A)	77,953	1,594,139
MAXIMUS, Inc.	64,261	4,931,389
WNS Holdings, Ltd., ADR (A)	117,139	7,243,876

		19,869,295

Life Sciences Tools & Services - 8.0%
Cambrex Corp. (A)	51,478	3,074,781
Medpace Holdings, Inc. (A)	28,375	2,089,251

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
NeoGenomics, Inc. (A)	112,840	$ 2,587,421
PRA Health Sciences, Inc. (A)	45,630	4,458,508

		12,209,961

Personal Products - 3.8%
Inter Parfums, Inc.	75,044	5,810,657

Road & Rail - 2.4%
Marten Transport, Ltd.	83,619	1,811,187
Saia, Inc. (A)	21,284	1,898,533

		3,709,720

Semiconductors & Semiconductor Equipment - 2.7%
Cabot Microelectronics Corp.	11,468	1,733,044
Silicon Laboratories, Inc. (A)	22,694	2,411,011

		4,144,055

Software - 13.6%
Appfolio, Inc., Class A (A)	17,405	1,692,288
Box, Inc., Class A (A)	116,124	1,964,818
Mimecast, Ltd. (A)	75,714	3,006,603
Pegasystems, Inc.	80,504	6,054,706
Qualys, Inc. (A)	51,825	4,422,227
Workiva, Inc. (A)	88,491	3,687,420

		20,828,062

Textiles, Apparel & Luxury Goods - 1.9%
Steven Madden, Ltd.	70,895	2,919,456

Thrifts & Mortgage Finance - 2.0%
LendingTree, Inc. (A) (B)	8,339	3,000,789

Trading Companies & Distributors - 2.3%
SiteOne Landscape Supply, Inc. (A) (B)	40,188	3,538,955

Total Common Stocks (Cost $112,796,470)		145,458,865

OTHER INVESTMENT COMPANY - 5.4%
Securities Lending Collateral - 5.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (C)	8,254,865	8,254,865

Total Other Investment Company (Cost $8,254,865)		8,254,865

	Principal	Value
REPURCHASE AGREEMENT - 4.6%
Fixed Income Clearing Corp., 0.85% (C), dated 10/31/2019, to be repurchased at $7,066,813 on 11/01/2019. Collateralized by U.S. Government Obligations, 0.13% - 1.88%, due 04/15/2022 - 04/30/2022, and with a total value of $7,211,816.	$ 7,066,646	7,066,646

Total Repurchase Agreement (Cost $7,066,646)		7,066,646

Total Investments (Cost $128,117,981)		160,780,376
Net Other Assets (Liabilities) - (5.0)%		(7,658,856)

Net Assets - 100.0%		$ 153,121,520

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$145,458,865	$—	$—	$145,458,865
Other Investment Company	8,254,865	—	—	8,254,865
Repurchase Agreement	—	7,066,646	—	7,066,646

Total Investments	$153,713,730	$7,066,646	$—	$160,780,376

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $8,083,584. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Value

(unaudited)

MARKET ENVIRONMENT

The market environment for the fiscal year ended October 2019 was marked by two very distinct periods. The first was the massive market sell-off at the end of 2018 which bottomed on December 24, 2018. The second distinct period has been the year-to-date recovery in 2019.

For the 12-month period ended October 31, 2019, U.S. large cap and overall growth stocks dominated with momentum stocks doing symmetrically better throughout the market cap spectrum. U.S. small cap value stocks have been out of favor for the past decade and continued to trail over the past year. However, U.S. small value stocks led the market in September 2019 as momentum stocks broke down from high valuations and concerns over delivering on future growth expectations.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Small Cap Value (Class R4) returned 2.57%, excluding any sales charges. By comparison, its benchmark, the Russell 2000® Value Index, returned 3.22%.

STRATEGY REVIEW

The Fund’s strategy focuses on quality companies that are mispriced relative to their sector peers and have a fundamental story that supports a pathway for the name to return to a higher valuation.

The Fund underperformed its benchmark for the period.

For the past year, favorable selection in the consumer discretionary, retail and healthcare sectors were additive to relative performance. The Fund’s holdings within producer durables sector lagged on a relative basis in the past fiscal year.

Winnebago Industries, Inc., which is a manufacturer of recreational vehicles and towables, contributed to the relative performance over period. In addition, Lantheus Holdings, Inc. (a medical diagnostics firm) and 1-800-Flowers.com, Inc. (online retailer of flowers and gifts) also helped performance during the period.

Briggs & Stratton Corp., which is a maker of small engines for both residential and commercial lawncare products, underperformed during the period. Thie was mainly driven by a wetter spring and summer mowing season and from a greater negative sales impact as a result of the Sears bankruptcy.

Jason R. Ballsrud, CFA

Tasso H. Coin, Jr., CFA

Douglas G. Pugh, CFA

Co-Portfolio Managers

Peregrine Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.2%
Other Investment Company	4.9
Repurchase Agreement	2.7
Net Other Assets (Liabilities)	(4.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(3.28)%	N/A	(1.26)%	04/21/2017
Class A (NAV)	2.35%	N/A	0.96%	04/21/2017
Class C (POP)	0.77%	N/A	0.22%	04/21/2017
Class C (NAV)	1.69%	N/A	0.22%	04/21/2017
Class I (NAV)	2.85%	N/A	1.31%	04/21/2017
Class I2 (NAV)	2.86%	N/A	1.33%	04/21/2017
Class I3 (NAV)	2.77%	N/A	1.38%	04/21/2017
Class R (NAV)	2.32%	N/A	0.87%	04/21/2017
Class R4 (NAV)	2.57%	3.36%	9.96%	01/23/2003
Russell 2000® Value Index (A)	3.22%	6.24%	11.08%
Class R6 (NAV)	2.84%	N/A	1.33%	04/21/2017
(A) The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 97.2%
Auto Components - 3.5%
American Axle & Manufacturing Holdings, Inc. (A)	73,389	$ 613,532
Stoneridge, Inc. (A)	40,632	1,254,716
Visteon Corp. (A)	19,740	1,836,215

		3,704,463

Automobiles - 1.4%
Winnebago Industries, Inc.	31,818	1,529,491

Banks - 17.0%
Amalgamated Bank, Class A	47,670	868,071
Ameris Bancorp	26,903	1,152,794
Cathay General Bancorp	29,877	1,062,725
CenterState Bank Corp.	35,942	911,489
ConnectOne Bancorp, Inc.	44,930	1,090,900
Enterprise Financial Services Corp.	23,950	1,049,010
First Bancorp	28,467	1,074,629
First Interstate BancSystem, Inc., Class A	26,284	1,102,877
First Midwest Bancorp, Inc.	49,901	1,024,966
Independent Bank Group, Inc.	19,765	1,056,835
Pacific Premier Bancorp, Inc.	34,860	1,176,699
Renasant Corp.	22,880	793,936
Simmons First National Corp., Class A	39,821	952,518
United Community Banks, Inc.	37,353	1,128,434
Valley National Bancorp	102,960	1,192,277
Veritex Holdings, Inc.	45,138	1,111,298
WesBanco, Inc.	32,589	1,225,020

		17,974,478

Biotechnology - 0.9%
Coherus Biosciences, Inc. (A)	53,961	937,303

Chemicals - 1.4%
Livent Corp. (A) (B)	108,506	744,351
Olin Corp.	41,310	757,625

		1,501,976

Commercial Services & Supplies - 2.8%
BrightView Holdings, Inc. (A)	56,156	999,577
Charah Solutions, Inc. (A)	33,520	64,023
Covanta Holding Corp.	59,720	862,357
Interface, Inc.	62,692	1,042,568

		2,968,525

Communications Equipment - 2.6%
Casa Systems, Inc. (A)	117,567	790,050
Lumentum Holdings, Inc. (A)	17,479	1,095,234
Plantronics, Inc.	23,038	908,158

		2,793,442

Construction & Engineering - 3.7%
Concrete Pumping Holdings, Inc. (A) (B)	51,642	177,648
MasTec, Inc. (A)	33,780	2,126,113
Tutor Perini Corp. (A)	104,038	1,609,468

		3,913,229

Consumer Finance - 2.4%
Encore Capital Group, Inc. (A) (B)	36,740	1,219,401
PRA Group, Inc. (A)	37,583	1,275,191

		2,494,592

Containers & Packaging - 1.2%
Graphic Packaging Holding Co.	81,498	1,276,259

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities - 0.4%
Spark Energy, Inc., Class A	48,094	$ 460,260

Electrical Equipment - 0.6%
TPI Composites, Inc. (A) (B)	31,006	636,553

Electronic Equipment, Instruments & Components - 1.9%
Knowles Corp. (A)	37,837	816,523
Sanmina Corp. (A)	38,118	1,171,366

		1,987,889

Energy Equipment & Services - 2.1%
Cactus, Inc., Class A (A)	21,959	652,622
Select Energy Services, Inc., Class A (A)	112,109	852,028
Solaris Oilfield Infrastructure, Inc., Class A	64,130	682,343

		2,186,993

Entertainment - 2.9%
AMC Entertainment Holdings, Inc., Class A (B)	110,086	1,031,506
IMAX Corp. (A)	53,836	1,149,399
Lions Gate Entertainment Corp., Class B (A)	120,450	902,170

		3,083,075

Equity Real Estate Investment Trusts - 11.6%
Alexander & Baldwin, Inc.	42,903	1,008,649
CatchMark Timber Trust, Inc., Class A	98,991	1,135,427
Corporate Office Properties Trust	34,729	1,029,368
Easterly Government Properties, Inc.	64,423	1,437,921
Front Yard Residential Corp.	94,492	1,168,866
Industrial Logistics Properties Trust	53,033	1,126,421
Investors Real Estate Trust	11,880	898,960
Lexington Realty Trust	113,624	1,236,229
Pebblebrook Hotel Trust	36,025	926,203
Physicians Realty Trust	48,280	901,388
QTS Realty Trust, Inc., Class A	26,767	1,434,443

		12,303,875

Food Products - 1.2%
B&G Foods, Inc. (B)	28,016	435,649
Darling Ingredients, Inc. (A)	43,268	835,072

		1,270,721

Health Care Equipment & Supplies - 1.2%
Lantheus Holdings, Inc. (A)	32,022	667,659
Merit Medical Systems, Inc. (A)	28,090	580,199

		1,247,858

Health Care Providers & Services - 1.4%
AMN Healthcare Services, Inc. (A)	25,709	1,510,661

Hotels, Restaurants & Leisure - 2.1%
International Game Technology PLC	76,974	1,019,136
Penn National Gaming, Inc. (A)	56,700	1,208,560

		2,227,696

Household Durables - 1.5%
Century Communities, Inc. (A)	53,365	1,610,022

Household Products - 1.0%
Central Garden & Pet Co., Class A (A)	35,724	1,010,275

Insurance - 3.5%
Health Insurance Innovations, Inc., Class A (A) (B)	32,781	868,041
Horace Mann Educators Corp.	24,541	1,069,006
James River Group Holdings, Ltd.	24,168	865,456

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Universal Insurance Holdings, Inc.	31,110	$ 843,392

		3,645,895

Leisure Products - 1.2%
Callaway Golf Co.	62,913	1,272,101

Machinery - 1.5%
Briggs & Stratton Corp.	77,316	569,819
Meritor, Inc. (A)	48,175	1,061,295

		1,631,114

Media - 2.1%
Gray Television, Inc. (A)	48,835	801,382
MSG Networks, Inc., Class A (A) (B)	54,907	890,043
Tribune Publishing Co.	59,343	531,713

		2,223,138

Metals & Mining - 1.1%
Compass Minerals International, Inc.	20,672	1,167,554

Multi-Utilities - 1.9%
Avista Corp.	26,555	1,275,437
NorthWestern Corp.	10,473	759,502

		2,034,939

Oil, Gas & Consumable Fuels - 1.5%
Delek Holdings, Inc.	16,872	674,037
Scorpio Tankers, Inc.	27,862	886,290

		1,560,327

Pharmaceuticals - 0.8%
Corcept Therapeutics, Inc. (A)	58,110	847,825

Real Estate Management & Development - 0.9%
Newmark Group, Inc., Class A	93,968	997,940

Road & Rail - 1.7%
Hertz Global Holdings, Inc. (A)	74,695	1,009,130
Ryder System, Inc.	15,505	754,008

		1,763,138

Semiconductors & Semiconductor Equipment - 3.3%
Cohu, Inc.	51,983	863,958
FormFactor, Inc. (A)	68,580	1,497,101
Kulicke & Soffa Industries, Inc.	48,499	1,151,609

		3,512,668

Software - 2.7%
Cerence, Inc. (A)	52,188	808,914
Ebix, Inc. (B)	29,597	1,261,720
TiVo Corp.	92,011	748,970

		2,819,604

Specialty Retail - 4.3%
Asbury Automotive Group, Inc. (A)	13,626	1,405,249
Caleres, Inc.	55,408	1,192,380
MarineMax, Inc. (A)	47,162	728,653
Urban Outfitters, Inc. (A)	40,861	1,172,711

		4,498,993

Textiles, Apparel & Luxury Goods - 0.7%
Oxford Industries, Inc.	11,111	765,103

Thrifts & Mortgage Finance - 1.9%
Axos Financial, Inc. (A)	32,642	948,250
OceanFirst Financial Corp.	42,416	1,015,015

		1,963,265

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors - 3.3%
GMS, Inc. (A)	46,404	$ 1,390,264
Rush Enterprises, Inc., Class A	26,138	1,141,969
Triton International, Ltd.	26,893	986,973

		3,519,206

Total Common Stocks (Cost $94,055,956)		102,852,446

OTHER INVESTMENT COMPANY - 4.9%
Securities Lending Collateral - 4.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (C)	5,132,260	5,132,260

Total Other Investment Company (Cost $5,132,260)		5,132,260

	Principal	Value
REPURCHASE AGREEMENT - 2.7%
Fixed Income Clearing Corp., 0.85% (C), dated 10/31/2019, to be repurchased at $2,885,082 on 11/01/2019. Collateralized by a U.S. Government Obligation, 2.25%, due 04/15/2022, and with a value of $2,944,474.	$ 2,885,014	2,885,014

Total Repurchase Agreement (Cost $2,885,014)		2,885,014

Total Investments (Cost $102,073,230)		110,869,720
Net Other Assets (Liabilities) - (4.8)%		(5,104,801)

Net Assets - 100.0%		$ 105,764,919

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$102,852,446	$—	$—	$102,852,446
Other Investment Company	5,132,260	—	—	5,132,260
Repurchase Agreement	—	2,885,014	—	2,885,014

Total Investments	$107,984,706	$2,885,014	$—	$110,869,720

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,987,355. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Small/Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management, L.P.

The poor investor sentiment in the final weeks of calendar year 2018 drove stocks sharply lower amid concerns about the economic cycle’s staying power in the face of higher potential tariffs, geopolitical risks, and a then-hawkish U.S. Federal Reserve (“Fed”). Stocks bounced back in the new calendar year, however, with almost the same vigor with which they had fallen. The equity market regained life as U.S. and China seemingly made progress on the tariff front, easing fears of imminent recession. While hopes for a grand deal were dashed in the spring, investors got help from an unexpected source when the Fed reversed course during the summer and initiated a series of interest rate cuts. In doing so, the Fed provided an economic backstop for both the economy and financial markets, and stock prices responded well. In fact, the equity market generally remained buoyant over the rest of the fiscal year, despite continued uncertainty about tariffs and trade.

From a macroeconomic perspective, trends were mixed over the past 12-month period. Corporate business activity was undoubtedly hurt by the trade skirmish with China, as uncertainty about end demand was met by an unwillingness to hold inventory throughout many parts of the global supply chain. On the other hand, strong job growth and lower interest rates aided a stalwart consumer and kept the domestic economic engine chugging ahead.

Thompson, Siegel & Walmsley LLC

Most domestic equity markets posted solid double digit returns for the 12-month period ended October 31, 2019, although it was certainly a bumpy ride. Specifically, December of 2018 witnessed a dramatic market sell-off, driven by concerns around implications from the global trade war, a more restrictive monetary policy, and uncertainty on whether we have reached peak earnings growth. It also appeared there was a classic end of year tax loss harvesting taking place, as January 2019 witnessed a near mirror image recovery. After raising rates in December 2018, the U.S. Federal Reserve (“Fed”) turned dovish in 2019 and lowered the target rate several times. This dovish tone certainly supported strong rallies in credit, equities, and Treasuries, although the market continued to move around potential implications from a global trade war. Domestic equity markets in general finished the 12-month period on positve territory, with large cap and growth stocks as the clear leaders.

The economy continued to hold up, albeit with more uncertainty, downward trending forward indicators, and heightened global growth concerns. Political uncertainty also continued to present itself through presidential impeachment inquiries, and the potential binary outcome in the 2020 U.S. elections. With this backdrop, we certainly witnessed further volatility in the markets month to month, but the end result has been the continuation of a strong market despite heightened valuations.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Small/Mid Cap Value (Class A) returned 7.63%, excluding any sales charges. By comparison, its benchmark, the Russell 2500™ Value Index, returned 6.10%.

STRATEGY REVIEW

Systematic Financial Management, L.P.

In the Fund’s small-cap sleeve, Systematic generally invests in stocks of companies with small capitalizations that are attractively valued. Our security selection process generally favors companies with strong operating cash flow, healthy free cash flow, limited financial leverage and sturdy debt coverage.

The small-cap sleeve outperformed (gross of management fees) its benchmark, the Russell 2000® Value Index driven by favorable stock selection and sector allocation.

On a relative basis, stock selection in industrials and energy contributed to relative outperformance, while those within the information technology and communication services sectors were headwinds during the period. From an allocation perspective, an underweight to the energy sector paid off handsomely in the period, helping to offset the small cap sleeve’s underweight to the strongly performing real estate and utilities sectors.

From a factor attribution standpoint, Systematic’s focus on healthy balance sheets, recurring free cash flows, and strong interest coverage drove significant relative outperformance during the period. Stocks with the highest interest coverage in the Russell 2000® Value Index (by quintile) posted double digit positive average returns in the period, while those with the least interest coverage recorded high-teens average declines, which benefited the small-cap sleeve of the Fund.

Transamerica Funds	Annual Report 2019

Transamerica Small/Mid Cap Value

(unaudited)

STRATEGY REVIEW (continued)

Thompson, Siegel & Walmsley LLC

In the Fund’s mid-cap sleeve, Thompson Siegel & Walmsley LLC seeks to invest in companies we believe present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. Our process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.

The mid-cap sleeve of the Fund outperformed its benchmark (gross of management fees), the Russell MidCap Value Index, during the fiscal year.

At the sector level, consumer staples and health care sectors were top contributors. In consumer staples, the portfolio benefitted from strong stock selection across a number of companies. Holdings in US Foods Holdings Corp. (“US Foods”), General Mills, Inc. (“General Mills”), and Casey’s General Stores, Inc. (“Casey’s”), made considerable contributions to relative return. US Foods, a food distributor, benefitted from good earnings driven by gross margin expansion and improved market sentiment on a prior acquisition. General Mills, a branded foods business, moved higher off strong earnings and positive sentiment around the portfolio mix shifting further away from legacy branded cereal and into more niche brands. Lastly, Casey’s, a convenience store and gasoline station operator, benefitted from a favorable gas margin environment and positive execution of their value creation plan.

In health care, the portfolio benefitted from holdings in Dentsply Sirona and Zimmer Biomet Holdings, Inc. Dentsply Sirona (no longer held in the Fund) designs, manufactures, sells, and distributes professional dental products and technologies. The company reported better than expected fourth quarter earnings and provided a positive outlook due to new product introductions. Zimmer Biomet Holdings, Inc., a provider of orthopedic reconstructive parts, moved higher off expectations of the roll-out of a robotic knee product and better execution by management in addressing gaps in the product portfolio.

Energy and producer durable sectors were the main detractors over the period.

While the portfolio benefitted from the underweight allocation to the energy sector, our bottom-up selection process has led us to more favorable risk/reward cases in a couple of natural gas companies which have been penalized by both the decline in pricing for the commodity, as well as the market’s heightened demand for free cash flow at any cost. In both cases, our thesis remains, and we continue to hold the respective stocks. In producer durables, we were impacted most by our underweight to the best performing sector over the period, and notably machinery stocks.

Trinity Industries, Inc. (“Trinity”) and Stericycle, Inc. were the primary detractors within producer durables. Trinity, a manufacturer of transportation, energy, and construction products, as well as one of the largest railcar lessors in North America, was impacted due to order deceleration in the rail segment. We continue to hold the stock as we believe it trades at a discount to the sum of its parts. Stericycle, Inc. (no longer held in the Fund), a medical waste management company, was impacted by pricing pressure in the industry and spending on IT initiatives at the organization.

Kenneth Burgess, CFA

Portfolio Manager

Systematic Financial Management, L.P.

R. Michael Creager, CFA

Brett P. Hawkins, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	96.3%
Repurchase Agreement	3.8
Other Investment Company	1.1
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Small/Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	1.70%	6.26%	11.90%	04/02/2001
Class A (NAV)	7.63%	7.47%	12.54%	04/02/2001
Russell 2500™ Value Index (A)	6.10%	6.36%	11.85%
Class C (POP)	5.91%	6.74%	11.80%	11/11/2002
Class C (NAV)	6.85%	6.74%	11.80%	11/11/2002
Class I (NAV)	8.03%	7.85%	12.65%	11/30/2009
Class I2 (NAV)	8.14%	7.96%	13.09%	11/15/2005
Class R6 (NAV)	8.11%	N/A	7.64%	05/29/2015

(A) The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 96.3%
Aerospace & Defense - 1.3%
Aerojet Rocketdyne Holdings, Inc. (A)	54,850	$ 2,371,165
Cubic Corp.	41,400	3,052,836
Curtiss-Wright Corp.	17,200	2,326,300
Elbit Systems, Ltd.	16,100	2,638,951

		10,389,252

Airlines - 1.8%
Alaska Air Group, Inc.	100,000	6,943,000
JetBlue Airways Corp. (A)	407,800	7,870,540

		14,813,540

Auto Components - 0.9%
Dana, Inc.	84,500	1,371,435
Gentex Corp.	34,500	967,725
Stoneridge, Inc. (A)	59,450	1,835,816
Visteon Corp. (A)	30,500	2,837,110

		7,012,086

Banks - 6.3%
Atlantic Union Bankshares Corp.	54,200	1,997,812
Bank of Princeton	41,500	1,193,540
Berkshire Hills Bancorp, Inc.	99,831	3,097,756
CIT Group, Inc.	165,800	7,111,162
Evans Bancorp, Inc.	8,150	309,619
First Citizens BancShares, Inc., Class A	17,663	8,688,783
First Community Bankshares, Inc.	83,350	2,653,030
Hanmi Financial Corp.	73,300	1,411,025
Hope Bancorp, Inc.	119,282	1,702,154
Lakeland Bancorp, Inc.	211,500	3,500,325
Sandy Spring Bancorp, Inc.	106,500	3,674,250
Signature Bank	43,000	5,087,760
Sterling Bancorp	144,000	2,829,600
Umpqua Holdings Corp.	157,500	2,491,650
United Community Banks, Inc.	95,500	2,885,055
Washington Trust Bancorp, Inc.	31,621	1,615,517
Webster Financial Corp. (B)	18,150	800,415
Western Alliance Bancorp	31,700	1,563,761

		52,613,214

Beverages - 1.2%
Molson Coors Brewing Co., Class B	184,400	9,721,568

Biotechnology - 1.0%
United Therapeutics Corp. (A)	89,300	8,022,712

Building Products - 1.4%
American Woodmark Corp. (A)	23,500	2,330,260
Continental Building Products, Inc. (A)	168,000	5,024,880
Gibraltar Industries, Inc. (A)	17,000	904,910
Insteel Industries, Inc.	18,900	360,423
Masonite International Corp. (A)	20,600	1,265,046
PGT Innovations, Inc. (A)	115,000	2,030,900

		11,916,419

Capital Markets - 1.9%
E*TRADE Financial Corp.	184,400	7,706,076
Legg Mason, Inc.	71,000	2,645,460
Piper Jaffray Cos.	36,300	2,851,002
Stifel Financial Corp.	45,700	2,558,286

		15,760,824

Chemicals - 2.6%
Chase Corp.	7,350	861,052
Corteva, Inc. (A)	287,600	7,586,888

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Huntsman Corp.	64,400	$ 1,425,172
Methanex Corp.	20,800	788,944
Mosaic Co.	248,200	4,934,216
Trinseo SA	55,100	2,341,750
Westlake Chemical Corp.	58,700	3,709,253

		21,647,275

Commercial Services & Supplies - 0.7%
HNI Corp.	15,150	575,700
Knoll, Inc.	78,500	2,099,090
Tetra Tech, Inc.	37,500	3,280,125

		5,954,915

Communications Equipment - 0.6%
Harmonic, Inc. (A)	161,100	1,253,358
KVH Industries, Inc. (A)	286,500	2,928,030
NETGEAR, Inc. (A)	22,000	597,740

		4,779,128

Construction & Engineering - 1.1%
Comfort Systems, Inc.	68,500	3,453,085
EMCOR Group, Inc.	50,500	4,429,355
Granite Construction, Inc.	55,500	1,306,470

		9,188,910

Construction Materials - 0.3%
US Concrete, Inc. (A)	44,700	2,336,022

Consumer Finance - 0.5%
Ally Financial, Inc.	123,705	3,789,084

Distributors - 1.2%
LKQ Corp. (A)	298,300	10,139,217

Diversified Consumer Services - 0.3%
American Public Education, Inc. (A)	70,300	1,526,916
K12, Inc. (A)	55,750	1,103,293

		2,630,209

Diversified Financial Services - 0.9%
Jefferies Financial Group, Inc.	389,153	7,265,487

Diversified Telecommunication Services - 0.6%
GCI Liberty, Inc., Class A (A)	72,600	5,080,548

Electric Utilities - 2.1%
FirstEnergy Corp.	181,900	8,789,408
PPL Corp.	268,900	9,005,461

		17,794,869

Electrical Equipment - 0.6%
Acuity Brands, Inc.	12,900	1,609,791
LSI Industries, Inc.	122,500	635,775
Regal Beloit Corp.	39,600	2,932,380

		5,177,946

Electronic Equipment, Instruments & Components - 1.0%
Coherent, Inc. (A)	10,000	1,489,200
Daktronics, Inc.	21,700	148,862
Methode Electronics, Inc.	89,200	3,068,480
OSI Systems, Inc. (A)	11,100	1,101,564
Vishay Intertechnology, Inc.	126,000	2,538,900

		8,347,006

Energy Equipment & Services - 0.6%
Baker Hughes Co.	171,700	3,674,380
Helmerich & Payne, Inc.	39,850	1,494,375

		5,168,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Entertainment - 1.7%
Lions Gate Entertainment Corp., Class B (A)	44,919	$ 336,443
Viacom, Inc., Class B	634,209	13,673,546

		14,009,989

Equity Real Estate Investment Trusts - 7.6%
Apple Hospitality, Inc.	191,200	3,150,976
Brandywine Realty Trust	180,000	2,750,400
Brixmor Property Group, Inc.	302,600	6,663,252
Chatham Lodging Trust	80,000	1,444,000
Colony Capital, Inc.	841,844	4,714,326
Community Healthcare Trust, Inc.	72,050	3,488,661
DiamondRock Hospitality Co.	304,000	3,033,920
Gaming and Leisure Properties, Inc.	206,500	8,334,340
JBG SMITH Properties	198,000	7,971,480
Lexington Realty Trust	273,500	2,975,680
Outfront Media, Inc.	70,500	1,854,855
Physicians Realty Trust	167,300	3,123,491
Piedmont Office Realty Trust, Inc., Class A	62,300	1,398,012
Sabra Health Care, Inc.	100,200	2,464,920
Summit Hotel Properties, Inc.	290,000	3,555,400
VEREIT, Inc.	646,300	6,359,592

		63,283,305

Food & Staples Retailing - 1.1%
US Foods Holding Corp. (A)	224,300	8,897,981
Village Super Market, Inc., Class A	22,800	604,200

		9,502,181

Food Products - 3.4%
General Mills, Inc.	119,500	6,077,770
J.M. Smucker Co.	35,500	3,751,640
Kraft Heinz Co.	176,900	5,719,177
Post Holdings, Inc. (A)	120,800	12,430,320
Sanderson Farms, Inc.	3,900	603,759

		28,582,666

Health Care Equipment & Supplies - 1.8%
AngioDynamics, Inc. (A)	59,500	910,350
Meridian Bioscience, Inc.	176,600	1,728,914
OraSure Technologies, Inc. (A)	213,500	1,823,290
Zimmer Biomet Holdings, Inc.	78,100	10,795,763

		15,258,317

Health Care Providers & Services - 5.1%
AmerisourceBergen Corp.	112,000	9,562,560
AMN Healthcare Services, Inc. (A)	41,850	2,459,106
Cardinal Health, Inc.	123,400	6,102,130
Centene Corp. (A)	56,200	2,983,096
Cross Country Healthcare, Inc. (A)	246,500	2,664,665
DaVita, Inc. (A)	62,500	3,662,500
Encompass Health Corp.	50,300	3,220,206
Laboratory Corp. of America Holdings (A)	70,512	11,618,262

		42,272,525

Health Care Technology - 0.1%
Omnicell, Inc. (A)	15,400	1,084,006

Hotels, Restaurants & Leisure - 1.3%
Aramark	141,500	6,192,040
Bloomin’ Brands, Inc.	61,300	1,214,353
Churchill Downs, Inc.	27,100	3,522,729

		10,929,122

	Shares	Value
COMMON STOCKS (continued)
Household Durables - 1.0%
Ethan Allen Interiors, Inc.	78,300	$ 1,543,293
Helen of Troy, Ltd. (A)	19,650	2,942,784
La-Z-Boy, Inc.	68,750	2,441,313
Turtle Beach Corp. (A) (B)	78,600	855,168
ZAGG, Inc. (A) (B)	69,500	512,215

		8,294,773

Household Products - 0.2%
Spectrum Brands Holdings, Inc.	38,663	1,941,269

Insurance - 9.0%
Alleghany Corp. (A)	16,300	12,686,127
Allstate Corp.	93,848	9,987,304
Arch Capital Group, Ltd. (A)	220,700	9,216,432
Fidelity National Financial, Inc.	205,100	9,401,784
Loews Corp.	179,900	8,815,100
Markel Corp. (A)	6,600	7,728,600
Selective Insurance Group, Inc.	62,750	4,337,280
United Fire Group, Inc.	75,868	3,453,512
Willis Towers Watson PLC	50,400	9,419,760

		75,045,899

Interactive Media & Services - 0.1%
IAC / InterActiveCorp (A)	3,675	835,144

Internet & Direct Marketing Retail - 1.4%
Expedia Group, Inc.	53,226	7,273,865
Qurate Retail, Inc., Series A (A)	484,600	4,623,084

		11,896,949

IT Services - 0.8%
KBR, Inc.	134,000	3,773,440
Leidos Holdings, Inc.	32,800	2,828,344

		6,601,784

Leisure Products - 0.3%
MasterCraft Boat Holdings, Inc. (A)	129,100	2,033,325

Machinery - 2.7%
Altra Industrial Motion Corp.	73,700	2,269,960
Columbus McKinnon Corp.	68,492	2,569,820
Douglas Dynamics, Inc.	51,000	2,388,330
Gencor Industries, Inc. (A)	130,000	1,625,000
Miller Industries, Inc.	11,050	397,248
Mueller Industries, Inc.	59,200	1,821,584
Oshkosh Corp.	17,150	1,464,267
Trinity Industries, Inc.	413,200	8,173,096
Watts Water Technologies, Inc., Class A	15,550	1,450,037

		22,159,342

Media - 4.7%
Discovery, Inc., Class C (A)	188,560	4,759,254
DISH Network Corp., Class A (A)	226,500	7,787,070
Fox Corp., Class A	242,600	7,772,904
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	142,373	6,433,836
MSG Networks, Inc., Class A (A) (B)	214,500	3,477,045
News Corp., Class A	639,100	8,762,061

		38,992,170

Metals & Mining - 0.7%
Commercial Metals Co.	142,000	2,744,860
Kaiser Aluminum Corp.	23,200	2,484,256
Schnitzer Steel Industries, Inc., Class A	29,700	633,798

		5,862,914

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts - 2.0%
Annaly Capital Management, Inc.	1,828,542	$ 16,420,307

Multi-Utilities - 2.5%
CenterPoint Energy, Inc.	550,800	16,011,756
NorthWestern Corp.	69,200	5,018,384

		21,030,140

Multiline Retail - 1.1%
Dollar Tree, Inc. (A)	85,300	9,417,120

Oil, Gas & Consumable Fuels - 2.6%
Antero Resources Corp. (A)	887,404	2,218,510
Delek Holdings, Inc.	62,496	2,496,715
Diamondback Energy, Inc.	15,700	1,346,432
EQT Corp.	246,300	2,645,262
Magnolia Oil & Gas Corp., Class A (A) (B)	217,600	2,136,832
REX American Resources Corp. (A)	30,000	2,427,600
Williams Cos., Inc.	368,000	8,210,080

		21,481,431

Paper & Forest Products - 0.5%
Domtar Corp.	55,800	2,030,562
Mercer International, Inc.	57,500	701,500
P.H. Glatfelter Co.	74,200	1,335,600

		4,067,662

Personal Products - 0.3%
Coty, Inc., Class A	217,900	2,547,251

Pharmaceuticals - 0.8%
BioDelivery Sciences International, Inc. (A)	40,700	235,246
Jazz Pharmaceuticals PLC (A)	14,850	1,865,606
Perrigo Co. PLC	92,200	4,888,444

		6,989,296

Professional Services - 1.3%
ASGN, Inc. (A)	47,600	3,026,884
FTI Consulting, Inc. (A)	13,200	1,437,084
Heidrick & Struggles International, Inc.	78,450	2,232,687
ICF International, Inc.	48,350	4,143,111

		10,839,766

Real Estate Management & Development - 0.3%
Newmark Group, Inc., Class A	242,700	2,577,474

Road & Rail - 0.3%
AMERCO	6,700	2,713,768

Semiconductors & Semiconductor Equipment - 3.4%
AXT, Inc. (A)	191,900	598,728
Brooks Automation, Inc.	48,000	2,038,560
Cohu, Inc.	201,249	3,344,758
Entegris, Inc.	65,000	3,120,000
MagnaChip Semiconductor Corp. (A)	179,800	2,296,046
MaxLinear, Inc. (A)	20,000	379,200
MKS Instruments, Inc.	34,800	3,766,056
Qorvo, Inc. (A)	85,574	6,919,514
Silicon Motion Technology Corp., ADR	69,050	2,903,553
Tower Semiconductor, Ltd. (A)	10,000	219,300
Universal Display Corp.	11,550	2,312,079

		27,897,794

Software - 1.9%
CDK Global, Inc.	179,700	9,082,038
LogMeIn, Inc.	36,250	2,380,900

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
SS&C Technologies Holdings, Inc.	77,900	$ 4,051,579

		15,514,517

Specialty Retail - 2.8%
Abercrombie & Fitch Co., Class A	99,500	1,610,905
American Eagle Outfitters, Inc.	196,000	3,014,480
Caleres, Inc.	23,000	494,960
Foot Locker, Inc.	192,100	8,358,271
L Brands, Inc.	258,600	4,406,544
Urban Outfitters, Inc. (A)	100,500	2,884,350
Williams-Sonoma, Inc. (B)	33,900	2,264,181

		23,033,691

Technology Hardware, Storage & Peripherals - 0.6%
NCR Corp. (A)	168,700	4,927,727

Textiles, Apparel & Luxury Goods - 1.0%
Capri Holdings, Ltd. (A)	94,300	2,929,901
Deckers Outdoor Corp. (A)	14,000	2,140,600
Steven Madden, Ltd.	67,800	2,792,004

		7,862,505

Thrifts & Mortgage Finance - 1.6%
Dime Community Bancshares, Inc.	109,000	2,102,610
Provident Financial Services, Inc.	82,500	2,058,375
TrustCo Bank Corp.	195,200	1,686,528
United Financial Bancorp, Inc.	207,258	2,926,483
Washington Federal, Inc.	125,400	4,572,084

		13,346,080

Trading Companies & Distributors - 1.4%
AerCap Holdings NV (A)	128,672	7,447,535
HD Supply Holdings, Inc. (A)	94,200	3,724,668

		11,172,203

Total Common Stocks (Cost $674,080,999)		799,973,398

OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (C)	9,495,506	9,495,506

Total Other Investment Company (Cost $9,495,506)		9,495,506

	Principal	Value
REPURCHASE AGREEMENT - 3.8%
Fixed Income Clearing Corp., 0.85% (C), dated 10/31/2019, to be repurchased at $31,676,384 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.75%, due 05/15/2022 - 06/15/2022, and with a total value of $32,312,799.	$ 31,675,636	31,675,636

Total Repurchase Agreement (Cost $31,675,636)		31,675,636

Total Investments (Cost $715,252,141)		841,144,540
Net Other Assets (Liabilities) - (1.2)%		(9,935,085)

Net Assets - 100.0%		$ 831,209,455

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$799,973,398	$—	$—	$799,973,398
Other Investment Company	9,495,506	—	—	9,495,506
Repurchase Agreement	—	31,675,636	—	31,675,636

Total Investments	$809,468,904	$31,675,636	$—	$841,144,540

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $9,191,052. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

(unaudited)

MARKET ENVIRONMENT

Spreads came under pressure in the fourth quarter of 2018 amid signs of slowing growth in China and Europe, sharp declines in oil and other commodity prices, weak December equity market performance and a disappointing U.S. Federal Reserve (“Fed”) meeting that offered no flexibility with respect to balance sheet reduction. Treasury rates traded lower across all maturities on the curve.

Credit spreads and other risk asset classes generally rallied in the first quarter of 2019. Investor sentiment improved amid a backdrop of progress on US-China trade talks, stable or better than expected corporate earnings releases and, most importantly, a dovish pivot from Fed Chairman Jerome Powell and the Federal Open Market Committee (“FOMC”).

An earnings season that was better than analyst expectations, stable to improving growth conditions in China and globally, and a dovish Fed led to bond prices trading higher in April. This was reversed in May as rhetoric from both the United States and China grew more and more rancorous ahead of June’s G20 Osaka summit and President Trump’s threat to initiate escalating tariffs on Mexican imports in early June. Outside of trade conflicts, investors also had to contend with weaker growth data in the form of lower than expected purchasing managers’ indexes and slower job and wage growth. Chairman Powell and the FOMC turned more dovish in June, stating that uncertainties in the U.S. outlook could call for rate cuts. Throughout the last four weeks of the third quarter, markets rallied in response to this change in narrative, recapturing May’s losses.

Most fixed income asset classes experienced positive total returns during the last four months of the period, despite volatility in equity and Treasury markets. The dovish stance of central banks continued amid concerns related to global growth, particularly in the eurozone, Brexit, and risks of trade war escalation between the U.S. and China. In August, investors saw a reescalation of US-China trade tensions. However, subsequently, the Office of the U.S. Trade Representative announced that various items would be excluded until mid-December. Additionally, the Fed made anticipated 25 basis point cuts in July, September and October. The European Central Bank (“ECB”) also cut rates in September moving further into negative territory and announced a new quantitative easing program to start in November.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Unconstrained Bond (Class I) returned 4.23%. By comparison, its benchmark, the ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index, returned 2.68%.

STRATEGY REVIEW

The Fund has both top-down and bottom-up elements to it. The global mutli-asset team sets top-down targets across all fixed income asset classes with a forward-looking intermediate-term investment horizon of 9-18 months. These targets are expected to be reset 2-6 times per year depending upon the magnitude and frequency of changes in market conditions.

Once given these targets, the fixed income team has flexibility to make tactical adjustments depending on their bottom-up views of market sentiment, valuations and technicals given the backdrop of a shorter investment horizon. Finally, portfolio managers work with analysts in implementing bottom-up credit research and selecting individual issues for the portfolio.

The Fund benefitted most from allocations to asset classes with longer spread and interest rate duration. The three largest contributors from an asset allocation standpoint were contingent convertible and preferred securities, high yield bonds and emerging markets corporate investment grade bonds. Amid sharply lower treasury rates, a hedged duration profile with short positions in treasury futures contracts detracted from performance during the year.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Peter Hu, CFA

Michael J. Kelly, CFA

Steven Oh, CFA

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	56.4%
Asset-Backed Securities	14.1
Loan Assignments	11.8
Short-Term Investment Company	8.2
Foreign Government Obligations	4.5
Short-Term U.S. Government Obligations	3.8
Other Investment Company	1.6
Preferred Stocks	1.5
U.S. Government Obligations	0.8
U.S. Government Agency Obligation	0.1
Common Stocks	0.0 *
Net Other Assets (Liabilities)^	(2.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	4.7%
AAA	10.5
AA	2.5
A	15.7
BBB	31.5
BB	14.8
B	12.5
CCC and Below	0.1
Not Rated	10.5
Net Other Assets (Liabilities)	(2.8)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	6.72
Duration †	2.11

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I (NAV)	4.23%	N/A	3.23%	12/08/2014
ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index (A)	2.68%	N/A	1.30%
Class I2 (NAV)	4.54%	N/A	3.36%	12/08/2014

(A) The ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in the Fund entails interest rate risk, pre-payment risk, and credit risk as well as additional risks in that it may invest in high-yield/non-investment grade bonds. The Fund may also invest in foreign securities, including emerging markets, which carry currency risk if denominated in non-dollar or non-USD and are difficult to trade during periods of stress. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Derivatives involve risks in addition to the risks of underlying securities, particularly counterparty and liquidity risk.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES - 14.1%
AIMCO CLO Trust
Series 2018-AA, Class B,
3-Month LIBOR + 1.40%, 3.40% (A), 04/17/2031 (B)	$ 500,000	$ 488,764
Series 2018-AA, Class D,
3-Month LIBOR + 2.55%, 4.55% (A), 04/17/2031 (B)	1,500,000	1,365,165
American Express Credit Account Master Trust
Series 2017-6, Class A,
2.04%, 05/15/2023	1,000,000	1,002,088
Series 2018-4, Class A,
2.99%, 12/15/2023	1,425,000	1,451,157
Series 2018-8, Class A,
3.18%, 04/15/2024	3,146,000	3,225,137
Series 2019-1, Class A,
2.87%, 10/15/2024	2,600,000	2,664,528
Series 2019-2, Class A,
2.67%, 11/15/2024	2,000,000	2,041,467
AmeriCredit Automobile Receivables Trust Series 2019-1, Class A3, 2.97%, 11/20/2023	1,880,000	1,908,094
Ares XXXIIR CLO, Ltd. Series 2014-32RA, Class E, 3-Month LIBOR + 8.40%, 10.56% (A), 05/15/2030 (B)	3,400,000	2,583,844
Ares XXXVII CLO, Ltd. Series 2015-4A, Class ER, 3-Month LIBOR + 7.27%, 9.27% (A), 10/15/2030 (B)	4,000,000	3,097,376
Avery Point VI CLO, Ltd. Series 2015-6A, Class F, 3-Month LIBOR + 6.80%, 9.09% (A), 08/05/2027 (B)	2,000,000	1,542,722
BA Credit Card Trust
Series 2017-A2, Class A2,
1.84%, 01/17/2023	1,000,000	999,904
Series 2018-A1, Class A1,
2.70%, 07/17/2023	1,500,000	1,516,362
Series 2018-A2, Class A2,
3.00%, 09/15/2023	960,000	976,161
Benefit Street Partners CLO XVII, Ltd. Series 2019-17A, Class B, 3-Month LIBOR + 1.85%, 3.85% (A), 07/15/2032 (B)	400,000	398,580
BMW Vehicle Lease Trust Series 2019-1, Class A4, 2.92%, 08/22/2022	1,995,000	2,024,669
Canyon Capital CLO, Ltd. Series 2019-2A, Class A, 3-Month LIBOR + 1.37%, 3.46% (A), 10/15/2032 (B)	500,000	499,694
Capital One Multi-Asset Execution Trust
Series 2017-A4, Class A4,
1.99%, 07/17/2023	2,000,000	2,002,409
Series 2019-A2, Class A2,
1.72%, 08/15/2024	3,750,000	3,740,938
Series 2019-A3, Class A3,
2.06%, 08/15/2028	1,900,000	1,891,452

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Capital One Prime Auto Receivables Trust Series 2019-2, Class A3, 1.92%, 05/15/2024	$ 1,000,000	$ 1,000,517
CarMax Auto Owner Trust
Series 2018-4, Class A3,
3.36%, 09/15/2023	570,000	583,048
Series 2019-2, Class A3,
2.68%, 03/15/2024	1,155,000	1,170,714
Series 2019-3, Class A3,
2.18%, 08/15/2024	2,000,000	2,014,318
Cedar Funding VII CLO, Ltd.
Series 2018-7A, Class C,
3-Month LIBOR + 1.75%, 3.72% (A), 01/20/2031 (B)	750,000	712,130
Series 2018-7A, Class D,
3-Month LIBOR + 2.55%, 4.52% (A), 01/20/2031 (B)	3,000,000	2,725,680
Cedar Funding X CLO, Ltd. Series 2019-10A, Class A, 3-Month LIBOR + 1.34%, 3.47% (A), 10/20/2032 (B)	325,000	323,841
Citibank Credit Card Issuance Trust
Series 2018-A1, Class A1,
2.49%, 01/20/2023	1,200,000	1,209,916
Series 2018-A7, Class A7,
3.96%, 10/13/2030	1,000,000	1,135,525
Discover Card Execution Note Trust
Series 2019-A1, Class A1,
3.04%, 07/15/2024	3,040,000	3,118,201
Series 2019-A3, Class A,
1.89%, 10/15/2024	2,546,000	2,549,056
Dryden 53 CLO, Ltd. Series 2017-53A, Class B, 3-Month LIBOR + 1.40%, 3.40% (A), 01/15/2031 (B)	1,400,000	1,371,950
Dryden 55 CLO, Ltd. Series 2018-55A, Class F, 3-Month LIBOR + 7.20%, 9.20% (A), 04/15/2031 (B)	3,000,000	2,209,995
Elm CLO, Ltd. Series 2014-1A, Class CRR, 3-Month LIBOR + 2.35%, 4.35% (A), 01/17/2029 (B)	1,000,000	967,707
Ford Credit Auto Owner Trust
Series 2016-C, Class B,
1.73%, 03/15/2022	1,635,000	1,629,923
Series 2018-2, Class A,
3.47%, 01/15/2030 (B)	1,000,000	1,046,267
Ford Credit Floorplan Master Owner Trust Series 2017-3, Class A, 2.48%, 09/15/2024	1,750,000	1,777,173
GM Financial Consumer Automobile Receivables Trust
Series 2017-3A, Class A4,
2.13%, 03/16/2023 (B)	300,000	300,907
Series 2019-3, Class A3,
2.18%, 04/16/2024	1,500,000	1,508,335

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Greenwood Park CLO, Ltd. Series 2018-1A, Class E, 3-Month LIBOR + 4.95%, 6.95% (A), 04/15/2031 (B)	$ 1,500,000	$ 1,275,804
Hayfin Kingsland VIII, Ltd.
Series 2018-8A, Class A,
3-Month LIBOR + 1.12%, 3.09% (A), 04/20/2031 (B)	650,000	645,399
Series 2018-8A, Class B,
3-Month LIBOR + 1.48%, 3.45% (A), 04/20/2031 (B)	725,000	694,886
Honda Auto Receivables Owner Trust
Series 2019-1, Class A3,
2.83%, 03/20/2023	1,120,000	1,139,241
Series 2019-2, Class A4,
2.54%, 03/21/2025	2,000,000	2,035,491
HPS Loan Management, Ltd. Series 15A-19, Class B, 3-Month LIBOR + 1.80%, 3.97% (A), 07/22/2032 (B)	1,000,000	996,377
Madison Park Funding XVII, Ltd. Series 2015-17A, Class B1R, 3-Month LIBOR + 1.75%, 3.72% (A), 07/21/2030 (B)	2,225,000	2,215,056
Madison Park Funding XXX, Ltd. Series 2018-30A, Class C, 3-Month LIBOR + 1.70%, 3.70% (A), 04/15/2029 (B)	475,000	458,015
Magnetite VIII, Ltd. Series 2014-8A, Class FR2, 3-Month LIBOR + 7.44%, 9.44% (A), 04/15/2031 (B)	2,000,000	1,673,726
Marble Point CLO, Ltd. Series 2018-2A, Class A1, 3-Month LIBOR + 1.33%, 3.30% (A), 01/20/2032 (B)	4,750,000	4,730,354
Mariner CLO LLC Series 2015-1A, Class CR, 3-Month LIBOR + 2.50%, 4.47% (A), 04/20/2029 (B)	3,000,000	2,939,274
Mariner CLO, Ltd. Series 2018-5A, Class E, 3-Month LIBOR + 5.65%, 7.59% (A), 04/25/2031 (B)	4,000,000	3,501,356
Mercedes-Benz Auto Lease Trust
Series 2018-B, Class A4,
3.31%, 07/15/2024	2,619,000	2,667,144
Series 2019-A, Class A4,
3.25%, 10/15/2024	313,000	318,988
Neuberger Berman Loan Advisers CLO 34, Ltd. Series 2019-34A, Class A1, 3-Month LIBOR + 1.32%, 0.00% (A), 01/20/2033 (B) (C)	7,550,000	7,549,992
Nissan Auto Receivables Owner Trust
Series 2017-A, Class A4,
2.11%, 05/15/2023	1,000,000	1,002,931
Series 2017-B, Class A4,
1.95%, 10/16/2023	1,000,000	1,000,423

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust (continued)
Series 2018-A, Class A3,
2.65%, 05/16/2022	$ 2,000,000	$ 2,010,651
Series 2019-C, Class A3,
1.93%, 07/15/2024	2,000,000	2,004,943
Ocean Trails CLO VII Series 2019-7A, Class A1, 3-Month LIBOR + 1.40%, 3.40% (A), 04/17/2030 (B)	3,600,000	3,590,320
Octagon Investment Partners 18-R, Ltd. Series 2018-18A, Class E, 3-Month LIBOR + 8.25%, 10.25% (A), 04/16/2031 (B)	1,625,000	1,207,671
OHA Credit Funding 3, Ltd. Series 2019-3A, Class B1, 3-Month LIBOR + 1.80%, 4.43% (A), 07/20/2032 (B)	1,500,000	1,490,630
Post CLO, Ltd. Series 2018-1A, Class C, 3-Month LIBOR + 2.00%, 4.00% (A), 04/16/2031 (B)	3,075,000	2,993,202
Southwick Park CLO LLC Series 2019-4A, Class A1, 3-Month LIBOR + 1.30%, 3.47% (A), 07/20/2032 (B)	2,500,000	2,494,240
Stewart Park CLO, Ltd. Series 2015-1A, Class ER, 3-Month LIBOR + 5.28%, 7.28% (A), 01/15/2030 (B)	3,500,000	2,935,317
TCW CLO, Ltd. Series 2018-1A, Class D, 3-Month LIBOR + 2.91%, 4.85% (A), 04/25/2031 (B)	500,000	463,853
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A, 2.56%, 11/25/2031 (B)	1,950,000	1,996,390
Toyota Auto Receivables Owner Trust
Series 2018-B, Class A3,
2.96%, 09/15/2022	1,000,000	1,012,133
Series 2018-C, Class A4,
3.13%, 02/15/2024	900,000	925,251
Series 2019-B, Class A3,
2.57%, 08/15/2023	2,350,000	2,380,845
Verizon Owner Trust Series 2018-1A, Class C, 3.20%, 09/20/2022 (B)	1,200,000	1,219,763
Voya CLO, Ltd. Series 2018-1A, Class B, 3-Month LIBOR + 1.80%, 3.77% (A), 04/19/2031 (B)	750,000	709,964
Whitebox CLO, Ltd. Series 2019-1A, Class ANA, 3-Month LIBOR + 1.41%, 3.48% (A), 07/24/2032 (B)	6,000,000	5,986,338
World Financial Network Credit Card Master Trust
Series 2019-B, Class A,
2.49%, 04/15/2026	2,300,000	2,321,376

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
World Financial Network Credit Card Master Trust (continued)
Series 2019-C, Class M,
2.71%, 07/15/2026	$ 1,300,000	$ 1,302,946
York CLO, Ltd. Series 2015-1A, Class AR, 3-Month LIBOR + 1.15%, 3.10% (A), 01/22/2031 (B)	5,000,000	4,962,740

Total Asset-Backed Securities (Cost $143,897,996)		139,628,744

CORPORATE DEBT SECURITIES - 56.4%
Aerospace & Defense - 0.5%
BAE Systems Holdings, Inc. 3.85%, 12/15/2025 (B)	368,000	392,010
L3 Harris Technologies, Inc. 2.70%, 04/27/2020	558,000	558,925
Lockheed Martin Corp. 3.10%, 01/15/2023	1,064,000	1,102,420
United Technologies Corp. 1.15%, 05/18/2024	EUR 2,325,000	2,699,232

		4,752,587

Air Freight & Logistics - 0.1%
United Parcel Service, Inc. 3-Month LIBOR + 0.45%, 2.55% (A), 04/01/2023	$ 1,500,000	1,508,048

Auto Components - 0.0% (D)
Allison Transmission, Inc. 5.00%, 10/01/2024 (B)	250,000	255,937
Delphi Technologies PLC 5.00%, 10/01/2025 (B) (E)	250,000	216,250

		472,187

Automobiles - 0.8%
FCE Bank PLC 1.11%, 05/13/2020, MTN (F)	EUR 3,750,000	4,202,608
Volkswagen International Finance NV 1.88%, 03/30/2027 (F)	2,900,000	3,454,706

		7,657,314

Banks - 16.0%
ADCB Finance Cayman, Ltd.
4.00%, 03/29/2023, MTN (F)	$ 1,600,000	1,672,000
4.50%, 03/06/2023, MTN (F)	600,000	630,000
Australia & New Zealand Banking Group, Ltd. Fixed until 06/15/2026 (G), 6.75% (A) (B)	563,000	634,079
Banco Bilbao Vizcaya Argentaria SA
1.38%, 05/14/2025, MTN (F)	EUR 2,200,000	2,593,925
Fixed until 03/05/2025 (G), 6.50% (A)	$ 1,309,000	1,349,948
Banco de Credito e Inversiones SA 3.50%, 10/12/2027 (F)	1,500,000	1,560,392
Banco Internacional del Peru SAA Interbank 3.38%, 01/18/2023, MTN (F)	1,000,000	1,012,000
Banco Santander SA
3-Month LIBOR + 1.12%, 3.12% (A), 04/12/2023	1,000,000	1,002,878
3.31%, 06/27/2029	200,000	207,224

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Banco Santander SA (continued)
3-Month LIBOR + 1.56%, 3.54% (A), 04/11/2022	$ 1,000,000	$ 1,017,022
Bank of America Corp.
3-Month LIBOR + 0.38%, 2.31% (A), 01/23/2022	1,000,000	1,000,227
2.38%, 06/19/2024, MTN (F)	EUR 2,895,000	3,561,552
Fixed until 10/22/2024, 2.46% (A), 10/22/2025, MTN	$ 505,000	507,720
2.63%, 04/19/2021, MTN	1,374,000	1,388,697
3-Month LIBOR + 1.16%, 3.13% (A), 01/20/2023, MTN	2,000,000	2,027,760
Fixed until 04/24/2027, 3.71% (A), 04/24/2028	323,000	345,379
Bank of America NA Fixed until 01/25/2022, 3.34% (A), 01/25/2023	282,000	289,669
Bank of Montreal 2.05%, 11/01/2022, MTN	674,000	674,524
Bank of Nova Scotia 3-Month LIBOR + 0.62%, 2.78% (A), 09/19/2022	1,000,000	1,005,435
BankUnited, Inc. 4.88%, 11/17/2025	297,000	326,874
Barclays PLC
Fixed until 09/15/2023 (G), 7.75% (A)	3,150,000	3,354,750
Fixed until 06/15/2024 (G), 8.00% (A)	2,963,000	3,233,374
BNP Paribas SA
Fixed until 01/10/2024, 4.71% (A), 01/10/2025 (B)	1,279,000	1,390,522
Fixed until 03/14/2022 (G), 6.75% (A) (B)	3,305,000	3,478,512
Fixed until 08/16/2028 (G), 7.00% (A) (B)	1,410,000	1,586,250
Fixed until 03/30/2021 (G), 7.63% (A) (B)	400,000	420,000
BPCE SA
3-Month LIBOR + 1.22%, 3.37% (A), 05/22/2022 (B)	2,000,000	2,024,208
4.63%, 07/18/2023 (F)	EUR 2,500,000	3,226,272
Canadian Imperial Bank of Commerce 3-Month LIBOR + 0.32%, 2.22% (A), 02/02/2021	$ 2,500,000	2,504,675
CBQ Finance, Ltd. 5.00%, 05/24/2023, MTN (F)	1,900,000	2,027,452
Citigroup, Inc.
3-Month LIBOR + 1.02%, 3.16% (A), 06/01/2024	1,000,000	1,011,182
3-Month LIBOR + 1.07%, 3.17% (A), 12/08/2021	1,000,000	1,014,150
3-Month LIBOR + 1.19%, 3.46% (A), 08/02/2021	1,000,000	1,014,450
Fixed until 06/01/2023, 4.04% (A), 06/01/2024	501,000	530,482
4.45%, 09/29/2027	279,000	306,951
Citizens Bank NA 2.25%, 03/02/2020	300,000	300,187
Citizens Financial Group, Inc. 4.30%, 12/03/2025	161,000	173,565
Construction Bank Corp. Fixed until 05/13/2020, 3.88% (A), 05/13/2025 (F)	1,500,000	1,506,510

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Credit Agricole SA
Fixed until 01/23/2024 (G), 7.88% (A) (B) (E)	$ 4,000,000	$ 4,509,664
Fixed until 12/23/2025 (G), 8.13% (A) (B)	1,553,000	1,859,717
Danske Bank A/S
0.88%, 05/22/2023, MTN (F)	EUR 3,750,000	4,251,291
3.88%, 09/12/2023 (B)	$ 200,000	207,915
5.38%, 01/12/2024 (B)	210,000	231,439
DBS Group Holdings, Ltd. 2.85%, 04/16/2022 (B)	202,000	204,977
Fifth Third Bancorp 2.88%, 07/27/2020	909,000	914,526
First Abu Dhabi Bank PJSC 3.00%, 03/30/2022, MTN (F)	1,300,000	1,320,904
HSBC Holdings PLC
3.40%, 03/08/2021	283,000	287,893
3-Month LIBOR + 1.50%, 3.54% (A), 01/05/2022	2,000,000	2,041,320
Fixed until 03/11/2024, 3.80% (A), 03/11/2025	800,000	839,234
Fixed until 05/22/2027 (G), 6.00% (A)	200,000	207,600
Fixed until 03/30/2025 (G), 6.38% (A)	3,000,000	3,196,860
ING Groep NV
3-Month LIBOR + 1.00%, 3.09% (A), 10/02/2023	1,000,000	1,008,398
Fixed until 11/16/2026 (G), 5.75% (A)	2,050,000	2,101,250
Fixed until 04/16/2025 (G), 6.50% (A) (E)	1,500,000	1,593,600
JPMorgan Chase & Co.
2.30%, 08/15/2021, MTN	385,000	385,641
2.55%, 10/29/2020	912,000	917,399
3-Month LIBOR + 0.55%, 2.65% (A), 03/09/2021	3,000,000	3,004,020
Fixed until 10/15/2029, 2.74% (A), 10/15/2030	374,000	373,035
Fixed until 04/01/2022, 3.21% (A), 04/01/2023	764,000	782,364
3-Month LIBOR + 3.47%, 5.41% (A), 01/30/2020 (G)	1,549,000	1,558,294
Kreditanstalt fuer Wiederaufbau 1.63%, 03/15/2021	518,000	517,851
Lloyds Banking Group PLC
Fixed until 01/15/2023, 0.63% (A), 01/15/2024, MTN (F)	EUR 3,930,000	4,420,078
Fixed until 06/27/2026 (G), 6.75% (A)	$ 1,881,000	2,000,914
Fixed until 06/27/2024 (G), 7.50% (A)	3,300,000	3,613,500
Malayan Banking Bhd. Fixed until 10/29/2021, 3.91% (A), 10/29/2026 (F)	1,200,000	1,224,420
Mitsubishi UFJ Financial Group, Inc. 3.41%, 03/07/2024	845,000	882,318
Mizuho Financial Group, Inc.
Fixed until 09/13/2024, 2.56% (A), 09/13/2025	568,000	568,100
Fixed until 07/16/2029, 3.15% (A), 07/16/2030	210,000	215,272
National Australia Bank, Ltd.
3-Month LIBOR + 1.00%, 3.00% (A), 07/12/2021 (B)	1,300,000	1,316,047

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
National Australia Bank, Ltd. (continued)
Fixed until 08/02/2029, 3.93% (A), 08/02/2034 (B)	$ 200,000	$ 206,872
National Bank of Canada 2.15%, 10/07/2022 (B) (E)	329,000	329,503
National Westminster Bank PLC 3-Month EURIBOR + 2.15%, 1.73% (A), 01/05/2020, MTN (G)	EUR 2,900,000	3,209,400
NatWest Markets PLC 3.63%, 09/29/2022 (B)	$ 792,000	820,858
Nordea Bank Abp Fixed until 03/26/2026 (G), 6.63% (A) (B)	2,721,000	2,965,890
Oversea-Chinese Banking Corp., Ltd. 4.25%, 06/19/2024, MTN (F)	1,300,000	1,378,481
Philippine National Bank 3.28%, 09/27/2024, MTN (E) (F)	2,000,000	2,021,011
PNC Bank NA 3-Month LIBOR + 0.50%, 2.44% (A), 07/27/2022	1,700,000	1,705,794
Powszechna Kasa Oszczednosci Bank Polski SA Via PKO Finance AB 4.63%, 09/26/2022 (F)	1,750,000	1,850,625
QNB Finance, Ltd. 2.13%, 09/07/2021, MTN (F)	1,250,000	1,238,869
Royal Bank of Canada 3-Month LIBOR + 0.47%, 2.40% (A), 04/29/2022, MTN	1,000,000	1,001,458
Royal Bank of Scotland Group PLC
Fixed until 03/02/2025, 1.75% (A), 03/02/2026, MTN (F)	EUR 2,875,000	3,370,723
3-Month LIBOR + 1.55%, 3.66% (A), 06/25/2024	$ 1,000,000	1,006,239
Fixed until 11/01/2024, 3.75% (A), 11/01/2029	200,000	201,750
Fixed until 03/22/2024, 4.27% (A), 03/22/2025	287,000	304,507
Fixed until 06/25/2023, 4.52% (A), 06/25/2024	200,000	212,503
Fixed until 08/15/2021 (G), 8.63% (A)	4,557,000	4,910,167
Shinhan Bank Co., Ltd. 3.88%, 03/24/2026, MTN (F)	2,200,000	2,304,515
Societe Generale SA Fixed until 12/18/2023 (G), 7.88% (A) (B) (E)	2,000,000	2,192,500
Standard Chartered PLC Fixed until 04/02/2022 (G), 7.50% (A) (B)	3,488,000	3,697,280
Sumitomo Mitsui Financial Group, Inc. 3-Month LIBOR + 0.74%, 2.74% (A), 10/18/2022	2,000,000	2,007,460
SunTrust Bank
3.20%, 04/01/2024	1,422,000	1,484,322
Fixed until 08/02/2021, 3.50% (A), 08/02/2022	188,000	192,541
UniCredit SpA
Fixed until 01/03/2022, 4.38% (A), 01/03/2027, MTN (F)	EUR 3,675,000	4,386,211
Fixed until 06/19/2027, 5.86% (A), 06/19/2032 (B)	$ 200,000	207,928

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
UniCredit SpA (continued)
3-Month LIBOR + 3.90%, 5.90% (A), 01/14/2022 (B)	$ 1,000,000	$ 1,050,545
Fixed until 04/02/2029, 7.30% (A), 04/02/2034 (B)	200,000	233,134
United Overseas Bank, Ltd. Fixed until 09/16/2021, 3.50% (A), 09/16/2026, MTN (F)	1,300,000	1,314,872
Wells Fargo & Co.
1.00%, 02/02/2027, MTN (F)	EUR 2,930,000	3,388,149
Fixed until 10/30/2029, 2.88% (A), 10/30/2030, MTN	$ 267,000	267,852
3.00%, 04/22/2026	434,000	446,234
3-Month LIBOR + 1.11%, 3.05% (A), 01/24/2023	4,000,000	4,050,179
4.30%, 07/22/2027, MTN	1,361,000	1,489,619
4.65%, 11/04/2044, MTN	279,000	328,655
Wells Fargo Bank NA Fixed until 09/09/2021, 2.08% (A), 09/09/2022	490,000	490,353
Westpac Banking Corp.
3-Month LIBOR + 0.57%, 2.55% (A), 01/11/2023	2,000,000	2,007,529
Fixed until 07/24/2029, 4.11% (A), 07/24/2034	179,000	188,486
Woori Bank 5.13%, 08/06/2028, MTN (F)	1,900,000	2,163,545
Zions Bancorp NA 3.25%, 10/29/2029	431,000	430,179

		159,523,376

Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, 01/23/2029	232,000	269,632
Constellation Brands, Inc. 3.15%, 08/01/2029	183,000	186,354
Heineken NV 3.50%, 01/29/2028 (B)	649,000	690,683
Keurig Dr. Pepper, Inc. 4.42%, 05/25/2025	383,000	419,906

		1,566,575

Biotechnology - 0.1%
Celgene Corp.
3.25%, 02/20/2023	750,000	774,728
3.63%, 05/15/2024	108,000	114,247

		888,975

Building Products - 0.1%
Fortune Brands Home & Security, Inc. 3.25%, 09/15/2029	166,000	168,373
Standard Industries, Inc. 6.00%, 10/15/2025 (B)	375,000	393,750

		562,123

Capital Markets - 4.0%
Ameriprise Financial, Inc. 3.00%, 03/22/2022	298,000	304,671
Charles Schwab Corp. 3.85%, 05/21/2025	691,000	749,890

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Credit Suisse AG Fixed until 09/18/2020, 5.75% (A), 09/18/2025 (F)	EUR 2,900,000	$ 3,383,959
Credit Suisse Group AG
Fixed until 07/17/2024, 1.25% (A), 07/17/2025, MTN (F)	2,925,000	3,393,361
Fixed until 07/17/2023 (G), 7.50% (A) (B)	$ 1,745,000	1,881,808
Fixed until 12/11/2023 (G), 7.50% (A) (B)	1,700,000	1,884,773
Deutsche Bank AG
3-Month LIBOR + 1.23%, 3.36% (A), 02/27/2023	2,500,000	2,417,150
4.25%, 02/04/2021	151,000	153,966
Donnelley Financial Solutions, Inc. 8.25%, 10/15/2024	429,000	446,160
FS Energy & Power Fund 7.50%, 08/15/2023 (B)	172,000	174,391
Goldman Sachs Group, Inc.
2.35%, 11/15/2021	1,334,000	1,338,858
3-Month LIBOR + 1.16%, 3.09% (A), 04/23/2020	2,000,000	2,007,943
3-Month LIBOR + 1.36%, 3.30% (A), 04/23/2021	1,000,000	1,013,571
Fixed until 06/05/2027, 3.69% (A), 06/05/2028	199,000	210,166
4.25%, 10/21/2025	344,000	370,540
LPL Holdings, Inc. 5.75%, 09/15/2025 (B)	325,000	337,188
Morgan Stanley
3-Month LIBOR + 0.55%, 2.73% (A), 02/10/2021, MTN	3,000,000	3,002,716
3.63%, 01/20/2027	796,000	848,836
5.50%, 07/24/2020, MTN	346,000	354,760
SURA Asset Management SA
4.38%, 04/11/2027 (F)	750,000	796,883
4.88%, 04/17/2024 (F)	1,550,000	1,670,141
UBS AG
3-Month LIBOR + 0.85%, 2.99% (A), 06/01/2020	1,700,000	1,707,688
Fixed until 02/12/2021, 4.75% (A), 02/12/2026, MTN (F)	EUR 3,700,000	4,343,256
UBS Group AG
Fixed until 08/15/2022, 2.86% (A), 08/15/2023 (B)	$ 1,000,000	1,014,370
3-Month LIBOR + 1.22%, 3.37% (A), 05/23/2023 (B)	2,000,000	2,026,480
Fixed until 01/31/2024 (G), 7.00% (A) (B)	3,225,000	3,458,812

		39,292,337

Chemicals - 1.4%
Braskem Finance BV 4.50%, 01/31/2030 (B)	326,000	323,066
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 3.30%, 05/01/2023 (B)	162,000	167,733
CNAC Finbridge Co., Ltd. 4.88%, 03/14/2025 (F)	1,800,000	1,953,443
Consolidated Energy Finance SA 6.88%, 06/15/2025 (B)	275,000	266,750

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Dow Chemical Co. 4.80%, 11/30/2028 (B) (E)	$ 256,000	$ 291,789
Eastman Chemical Co. 1.50%, 05/26/2023	EUR 1,890,000	2,207,832
Ecolab, Inc. 2.38%, 08/10/2022	$ 616,000	623,427
Equate Petrochemical BV 3.00%, 03/03/2022 (F)	1,700,000	1,701,258
FMC Corp. 3.45%, 10/01/2029	153,000	157,048
Huntsman International LLC 4.50%, 05/01/2029	348,000	367,863
Neon Holdings, Inc. 10.13%, 04/01/2026 (B)	244,000	241,255
OCI NV 5.25%, 11/01/2024 (B)	200,000	207,000
Praxair, Inc. 2.25%, 09/24/2020	472,000	473,413
Sasol Financing LLC 6.50%, 09/27/2028	1,400,000	1,565,315
Westlake Chemical Corp. 1.63%, 07/17/2029	EUR 2,890,000	3,250,571

		13,797,763

Commercial Services & Supplies - 0.2%
Ahern Rentals, Inc. 7.38%, 05/15/2023 (B)	$ 325,000	263,250
Ashtead Capital, Inc.
4.00%, 05/01/2028 (B)	105,000	105,394
4.25%, 11/01/2029 (B)	155,000	156,550
Capitol Investment Merger Sub 2 LLC 10.00%, 08/01/2024 (B)	200,000	206,000
Clean Harbors, Inc. 4.88%, 07/15/2027 (B)	192,000	200,148
GW B-CR Security Corp. 9.50%, 11/01/2027 (B) (E)	500,000	513,750
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.25%, 04/15/2024 (B)	350,000	358,312
5.75%, 04/15/2026 (B)	95,000	97,347
Sotheby’s 7.38%, 10/15/2027 (B) (E)	220,000	220,000

		2,120,751

Construction & Engineering - 0.0% (D)
ABB Finance, Inc. 3.38%, 04/03/2023	289,000	301,223
Tutor Perini Corp. 6.88%, 05/01/2025 (B) (E)	144,000	143,618

		444,841

Consumer Finance - 2.5%
Altice Financing SA 7.50%, 05/15/2026 (B)	600,000	637,500
American Express Co.
3-Month LIBOR + 0.65%, 2.78% (A), 02/27/2023	2,500,000	2,509,154
3.40%, 02/22/2024	210,000	220,321
4.20%, 11/06/2025	177,000	195,658

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
BMW Capital LLC
3-Month LIBOR + 0.41%, 2.41% (A), 04/12/2021 (B)	$ 1,000,000	$ 1,001,550
3-Month LIBOR + 0.38%, 2.42% (A), 04/06/2020 (B)	1,000,000	1,001,204
3.10%, 04/12/2021 (B)	296,000	301,092
Capital One Financial Corp. 3-Month LIBOR + 0.95%, 3.05% (A), 03/09/2022	1,000,000	1,008,038
Capital One NA 3-Month LIBOR + 1.15%, 3.09% (A), 01/30/2023	1,454,000	1,466,372
Credit Acceptance Corp. 6.63%, 03/15/2026 (B)	475,000	504,687
Daimler Finance North America LLC
2.00%, 07/06/2021 (B) (E)	514,000	513,113
3-Month LIBOR + 0.45%, 2.60% (A), 02/22/2021 (B)	1,500,000	1,500,300
Enova International, Inc. 8.50%, 09/15/2025 (B)	203,000	187,064
Ford Motor Credit Co. LLC
2.39%, 02/17/2026	EUR 2,885,000	3,243,548
3.10%, 05/04/2023	$ 427,000	421,463
3-Month LIBOR + 0.93%, 3.22% (A), 11/04/2019	1,000,000	1,000,000
3-Month LIBOR + 1.24%, 3.39% (A), 02/15/2023	500,000	486,668
4.06%, 11/01/2024	228,000	228,780
General Motors Financial Co., Inc.
3-Month LIBOR + 0.93%, 2.92% (A), 04/13/2020	1,000,000	1,002,084
3.20%, 07/06/2021	758,000	767,662
3-Month LIBOR + 1.10%, 3.34% (A), 11/06/2021	1,000,000	1,002,255
3.70%, 05/09/2023	361,000	370,200
Hyundai Capital America
3.40%, 06/20/2024 (B)	423,000	433,904
3.50%, 11/02/2026 (B)	277,000	280,065
John Deere Capital Corp.
2.35%, 01/08/2021, MTN	248,000	249,621
3-Month LIBOR + 0.55%, 2.65% (A), 06/07/2023, MTN	1,000,000	1,002,044
2.95%, 04/01/2022, MTN	476,000	488,323
3.45%, 01/10/2024, MTN	335,000	354,359
3.65%, 10/12/2023	130,000	138,385
Navient Corp. 5.63%, 08/01/2033, MTN	260,000	226,200
PACCAR Financial Corp. 2.00%, 09/26/2022, MTN	136,000	136,505
Springleaf Finance Corp. 6.88%, 03/15/2025	300,000	339,750
Synchrony Financial
2.85%, 07/25/2022	103,000	104,190
4.25%, 08/15/2024	426,000	451,179
4.50%, 07/23/2025	158,000	170,534
Toyota Motor Credit Corp. 3.45%, 09/20/2023, MTN	367,000	388,944

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Volkswagen Group of America Finance LLC 2.50%, 09/24/2021 (B)	$ 200,000	$ 201,345

		24,534,061

Containers & Packaging - 0.2%
Ardagh Packaging Finance PLC / Ardagh Holdings, Inc. 5.25%, 08/15/2027 (B)	325,000	333,125
Berry Global, Inc. 4.50%, 02/15/2026 (B) (E)	119,000	119,744
Crown Cork & Seal Co., Inc. 7.38%, 12/15/2026	135,000	162,000
Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (B)	315,000	329,521
Owens-Brockway Glass Container, Inc. 5.38%, 01/15/2025 (B)	250,000	252,188
Sealed Air Corp. 5.13%, 12/01/2024 (B)	209,000	225,198
Silgan Holdings, Inc. 4.75%, 03/15/2025	375,000	383,437
Trivium Packaging Finance BV 8.50%, 08/15/2027 (B)	200,000	213,250

		2,018,463

Distributors - 0.1%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028 (B)	147,000	146,633
Anixter, Inc. 6.00%, 12/01/2025	383,000	393,532
Ingram Micro, Inc. 5.45%, 12/15/2024	386,000	398,853

		939,018

Diversified Consumer Services - 0.0% (D)
Frontdoor, Inc. 6.75%, 08/15/2026 (B)	225,000	244,969

Diversified Financial Services - 0.3%
Fairstone Financial, Inc. 7.88%, 07/15/2024 (B)	320,000	336,960
GE Capital International Funding Unlimited Co. 3.37%, 11/15/2025	551,000	566,948
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/2025	793,000	816,804
Fixed until 04/30/2023, 4.75% (A), 04/30/2043	780,000	801,060
Quicken Loans, Inc. 5.75%, 05/01/2025 (B)	380,000	391,202
USAA Capital Corp. 2.63%, 06/01/2021, MTN (B)	217,000	219,691
Voya Financial, Inc. Fixed until 01/23/2028, 4.70% (A), 01/23/2048	191,000	183,599

		3,316,264

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 2.0%
AT&T, Inc.
3.15%, 09/04/2036	EUR 1,925,000	$ 2,577,704
3-Month LIBOR + 1.18%, 3.31% (A), 06/12/2024	$ 2,000,000	2,034,755
3.40%, 05/15/2025	1,447,000	1,516,170
4.30%, 02/15/2030	238,000	261,764
CenturyLink, Inc. 7.50%, 04/01/2024 (E)	525,000	595,875
Cogent Communications Group, Inc. 5.38%, 03/01/2022 (B)	325,000	338,000
Hughes Satellite Systems Corp. 6.63%, 08/01/2026	396,000	428,670
Intelsat Jackson Holdings SA 5.50%, 08/01/2023	330,000	308,550
Level 3 Financing, Inc. 4.63%, 09/15/2027 (B)	170,000	172,975
Ooredoo International Finance, Ltd. 3.25%, 02/21/2023, MTN (F)	2,200,000	2,236,300
Orange SA
1.88%, 09/12/2030, MTN (F)	EUR 1,400,000	1,781,802
Fixed until 02/07/2024 (G), 5.25% (A) (F)	1,895,000	2,467,471
Telesat Canada / Telesat LLC 6.50%, 10/15/2027 (B)	$ 205,000	214,030
Verizon Communications, Inc.
1.50%, 09/19/2039	EUR 1,850,000	2,044,326
3-Month LIBOR + 1.00%, 3.12% (A), 03/16/2022	$ 1,000,000	1,016,113
3.38%, 02/15/2025	191,000	203,313
4.02%, 12/03/2029	1,292,000	1,446,125

		19,643,943

Electric Utilities - 2.9%
AES Gener SA Fixed until 04/07/2025, 6.35% (A), 10/07/2079 (B)	447,000	448,922
DPL, Inc. 4.35%, 04/15/2029 (B)	68,000	67,905
Duke Energy Corp. 3-Month LIBOR + 0.50%, 2.68% (A), 05/14/2021 (B)	2,000,000	2,006,940
Edison International 4.13%, 03/15/2028	156,000	154,082
EDP Finance BV 1.50%, 11/22/2027, MTN (F)	EUR 2,200,000	2,641,767
Electricite de France SA Fixed until 01/22/2022 (G), 4.13% (A), MTN (F)	2,900,000	3,444,603
Enel Finance International NV
2.75%, 04/06/2023 (B)	$ 200,000	201,880
4.25%, 09/14/2023 (B)	200,000	212,499
Enel SA 4.88%, 06/12/2028	1,400,000	1,543,500
Exelon Corp. 2.85%, 06/15/2020	1,815,000	1,823,178
Florida Power & Light Co. 3-Month LIBOR + 0.40%, 2.64% (A), 05/06/2022	3,000,000	3,000,150

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Georgia Power Co. 2.00%, 09/08/2020	$ 298,000	$ 298,242
Israel Electric Corp., Ltd. 5.00%, 11/12/2024 (F)	1,200,000	1,319,400
Naturgy Finance BV
1.38%, 01/21/2025, MTN (F)	EUR 2,800,000	3,318,204
Fixed until 04/24/2024 (G), 3.38% (A) (E) (F)	3,600,000	4,288,088
Nevada Power Co. 2.75%, 04/15/2020	$ 174,000	174,695
NextEra Energy Operating Partners, LP 4.25%, 07/15/2024 (B)	300,000	308,160
NTPC, Ltd. 4.38%, 11/26/2024, MTN (F)	1,310,000	1,386,553
Southern California Edison Co. Fixed until 02/01/2022 (G), 6.25% (A) (E)	1,229,000	1,201,347
Talen Energy Supply LLC
6.63%, 01/15/2028 (B)	136,000	131,240
7.25%, 05/15/2027 (B)	152,000	151,620
Vistra Operations Co. LLC 5.00%, 07/31/2027 (B)	370,000	382,025

		28,505,000

Electrical Equipment - 1.0%
Emerson Electric Co. 0.38%, 05/22/2024	EUR 2,880,000	3,243,895
EnerSys 5.00%, 04/30/2023 (B)	$ 340,000	350,625
Hubbell, Inc. 3.35%, 03/01/2026	282,000	288,366
Siemens Financieringsmaatschappij NV
3-Month LIBOR + 0.61%, 2.73% (A), 03/16/2022 (B)	2,000,000	2,011,463
2.88%, 03/10/2028, MTN (F)	EUR 2,895,000	3,977,982
3.25%, 05/27/2025 (B)	$ 510,000	539,261

		10,411,592

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. 4.00%, 04/01/2025	185,000	191,694
Trimble, Inc.
4.75%, 12/01/2024	32,000	34,772
4.90%, 06/15/2028	481,000	525,812

		752,278

Energy Equipment & Services - 0.2%
Calfrac Holdings, LP 8.50%, 06/15/2026 (B)	230,000	98,682
Genesis Energy, LP / Genesis Energy Finance Corp. 5.63%, 06/15/2024	280,000	261,800
Hanwha Energy Holdings Corp. 2.38%, 07/30/2022 (B)	295,000	295,917
Hi-Crush, Inc. 9.50%, 08/01/2026 (B)	340,000	146,200
Nine Energy Service, Inc. 8.75%, 11/01/2023 (B)	288,000	216,000
Pattern Energy Group, Inc. 5.88%, 02/01/2024 (B)	382,000	391,550

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Pioneer Energy Services Corp. 6.13%, 03/15/2022	$ 625,000	$ 218,750
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (B)	237,000	253,359
USA Compression Partners, LP / USA Compression Finance Corp. 6.88%, 04/01/2026	103,000	104,030

		1,986,288

Entertainment - 0.4%
Netflix, Inc.
4.38%, 11/15/2026	508,000	517,042
4.88%, 06/15/2030 (B)	505,000	510,555
TWDC Enterprises 18 Corp.
3-Month LIBOR + 0.13%, 2.26% (A), 03/04/2020, MTN	1,000,000	1,000,651
3-Month LIBOR + 0.19%, 2.32% (A), 06/05/2020, MTN	2,000,000	2,001,994

		4,030,242

Equity Real Estate Investment Trusts - 0.7%
American Tower Corp.
2.25%, 01/15/2022	1,218,000	1,222,853
3.60%, 01/15/2028	37,000	38,914
4.00%, 06/01/2025	220,000	236,573
AvalonBay Communities, Inc. 3.30%, 06/01/2029, MTN	163,000	174,053
Columbia Property Trust Operating Partnership, LP 4.15%, 04/01/2025	243,000	255,467
Crown Castle International Corp. 4.30%, 02/15/2029	200,000	222,681
CTR Partnership, LP / CareTrust Capital Corp. 5.25%, 06/01/2025	373,000	387,920
ESH Hospitality, Inc.
4.63%, 10/01/2027 (B)	275,000	275,715
5.25%, 05/01/2025 (B)	224,000	231,000
HAT Holdings I LLC / HAT Holdings II LLC 5.25%, 07/15/2024 (B)	495,000	520,369
HCP, Inc. 3.50%, 07/15/2029	121,000	127,392
Healthcare Trust of America Holdings, LP 3.10%, 02/15/2030	236,000	236,151
Iron Mountain, Inc. 4.88%, 09/15/2027 (B)	265,000	273,944
iStar, Inc. 6.00%, 04/01/2022	500,000	513,125
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. 5.75%, 02/01/2027 (B)	251,000	283,630
MPT Operating Partnership, LP / MPT Finance Corp. 5.00%, 10/15/2027	350,000	368,375
Sabra Health Care, LP 5.13%, 08/15/2026	425,000	460,396

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Sabra Health Care, LP / Sabra Capital Corp.
3.90%, 10/15/2029	$ 243,000	$ 241,177
4.80%, 06/01/2024	164,000	172,741
Simon Property Group, LP
2.45%, 09/13/2029	164,000	162,061
3.38%, 12/01/2027 (E)	28,000	29,966
WEA Finance LLC 2.88%, 01/15/2027 (B)	141,000	141,417

		6,575,920

Food & Staples Retailing - 0.2%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP 5.75%, 03/15/2025	308,000	318,688
Costco Wholesale Corp. 2.15%, 05/18/2021	1,298,000	1,305,604
Walmart, Inc.
2.55%, 04/11/2023	483,000	494,804
3.05%, 07/08/2026	331,000	352,622

		2,471,718

Food Products - 1.2%
ConAgra Brands, Inc. 7.00%, 10/01/2028	190,000	240,550
Gruma SAB de CV 4.88%, 12/01/2024 (E) (F)	1,200,000	1,300,212
Grupo Bimbo SAB de CV 4.00%, 09/06/2049 (B)	1,800,000	1,717,956
JBS USA LUX SA / JBS USA Finance, Inc.
5.75%, 06/15/2025 (B)	87,000	90,371
5.88%, 07/15/2024 (B)	230,000	237,187
Kraft Heinz Foods Co. 2.80%, 07/02/2020	66,000	66,173
Lamb Weston Holdings, Inc. 4.63%, 11/01/2024 (B)	255,000	268,069
Land O’ Lakes, Inc. 7.00%, 09/18/2028 (B) (G)	4,820,000	4,530,800
Nestle Holdings, Inc. 3.50%, 09/24/2025 (B) (E)	225,000	242,280
Pilgrim’s Pride Corp. 5.88%, 09/30/2027 (B)	230,000	246,450
Post Holdings, Inc. 5.50%, 03/01/2025 (B)	375,000	392,850
Sigma Finance BV 4.88%, 03/27/2028 (F)	1,350,000	1,454,287
Smithfield Foods, Inc. 5.20%, 04/01/2029 (B)	99,000	109,303
Tyson Foods, Inc. 3-Month LIBOR + 0.45%, 2.60% (A), 08/21/2020	1,500,000	1,501,539

		12,398,027

Gas Utilities - 0.3%
ENN Energy Holdings, Ltd. 3.25%, 07/24/2022 (F)	1,500,000	1,505,731
Resources Gas Group, Ltd. 4.50%, 04/05/2022, MTN (F)	1,000,000	1,041,865

		2,547,596

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies - 0.5%
Becton Dickinson Euro Finance Sarl 1.21%, 06/04/2026	EUR 2,350,000	$ 2,691,126
DH Europe Finance II Sarl 0.45%, 03/18/2028	1,625,000	1,795,688
Hologic, Inc. 4.38%, 10/15/2025 (B)	$ 375,000	384,199

		4,871,013

Health Care Providers & Services - 0.6%
CVS Health Corp. 4.10%, 03/25/2025	1,785,000	1,917,622
DaVita HealthCare Partners, Inc. 5.13%, 07/15/2024	375,000	382,789
DaVita, Inc. 5.00%, 05/01/2025	100,000	101,020
HCA, Inc.
5.25%, 06/15/2026	195,000	218,211
5.38%, 02/01/2025	550,000	604,312
Laboratory Corp. of America Holdings 3.25%, 09/01/2024	389,000	405,471
MPH Acquisition Holdings LLC 7.13%, 06/01/2024 (B)	250,000	231,262
Roche Holdings, Inc. 2.88%, 09/29/2021 (B)	306,000	311,807
UnitedHealth Group, Inc.
2.38%, 10/15/2022	988,000	1,000,683
3.75%, 07/15/2025	742,000	804,555

		5,977,732

Hotels, Restaurants & Leisure - 0.2%
Brinker International, Inc. 5.00%, 10/01/2024 (B)	376,000	398,795
Eldorado Resorts, Inc. 6.00%, 09/15/2026	385,000	422,056
GLP Capital, LP / GLP Financing II, Inc. 5.38%, 04/15/2026	225,000	247,421
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc. 6.13%, 12/01/2024	225,000	239,063
Silversea Cruise Finance, Ltd. 7.25%, 02/01/2025 (B)	200,000	212,624
Twin River Worldwide Holdings, Inc. 6.75%, 06/01/2027 (B)	250,000	263,200
Wyndham Destinations, Inc. 5.75%, 04/01/2027	330,000	360,525
Yum! Brands, Inc. 4.75%, 01/15/2030 (B)	140,000	146,825

		2,290,509

Household Durables - 0.0% (D)
Toll Brothers Finance Corp. 4.35%, 02/15/2028	110,000	114,366

Household Products - 0.1%
Central Garden & Pet Co. 5.13%, 02/01/2028	240,000	246,552
Energizer Holdings, Inc. 6.38%, 07/15/2026 (B) (E)	375,000	399,862

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Household Products (continued)
Procter & Gamble Co. 1.90%, 10/23/2020	$ 25,000	$ 25,046

		671,460

Independent Power & Renewable Electricity Producers - 0.1%
Clearway Energy Operating LLC
5.00%, 09/15/2026	84,000	84,000
5.75%, 10/15/2025	84,000	86,205
Empresa Electrica Angamos SA 4.88%, 05/25/2029 (F)	1,043,400	1,084,801

		1,255,006

Industrial Conglomerates - 0.8%
General Electric Co. 1.25%, 05/26/2023	EUR 5,835,000	6,641,717
Honeywell International, Inc. 3-Month LIBOR + 0.37%, 2.56% (A), 08/08/2022	$ 1,000,000	1,004,400
Roper Technologies, Inc.
2.80%, 12/15/2021	561,000	569,829
4.20%, 09/15/2028	158,000	174,975

		8,390,921

Insurance - 0.8%
AmWINS Group, Inc. 7.75%, 07/01/2026 (B)	380,000	408,500
Assurant, Inc. Fixed until 03/27/2028, 7.00% (A), 03/27/2048 (E)	2,100,000	2,320,500
Athene Global Funding 3-Month LIBOR + 1.23%, 3.32% (A), 07/01/2022 (B)	1,000,000	1,012,608
Athene Holding, Ltd. 4.13%, 01/12/2028	153,000	159,070
Aviva PLC Fixed until 07/05/2023, 6.13% (A), 07/05/2043, MTN (F)	EUR 2,050,000	2,678,202
Chubb INA Holdings, Inc. 2.88%, 11/03/2022	$ 313,000	321,944
Enstar Group, Ltd. 4.95%, 06/01/2029	500,000	535,050
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (A), 02/24/2032	275,000	286,789
Marsh & McLennan Cos., Inc. 3.50%, 12/29/2020	158,000	160,777

		7,883,440

Internet & Catalog Retail - 0.0% (D)
GrubHub Holdings, Inc. 5.50%, 07/01/2027 (B)	365,000	342,187

Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc. 2.80%, 08/22/2024	380,000	395,186
Prosus NV 5.50%, 07/21/2025 (E) (F)	1,300,000	1,449,313

		1,844,499

IT Services - 0.3%
Global Payments, Inc. 3.80%, 04/01/2021	490,000	500,348

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services (continued)
IBM Credit LLC
3-Month LIBOR + 0.26%, 2.23% (A), 01/20/2021	$ 500,000	$ 501,247
3-Month LIBOR + 0.16%, 2.45% (A), 02/05/2021	1,500,000	1,500,570
Rackspace Hosting, Inc. 8.63%, 11/15/2024 (B) (E)	315,000	288,225

		2,790,390

Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc. 1.88%, 10/01/2049, MTN	EUR 1,945,000	2,063,181

Machinery - 1.2%
Caterpillar Financial Services Corp.
3-Month LIBOR + 0.23%, 2.35% (A), 03/15/2021, MTN	$ 2,000,000	2,001,688
2.55%, 11/29/2022, MTN	207,000	211,468
3.15%, 09/07/2021, MTN	156,000	159,796
3.45%, 05/15/2023, MTN	234,000	245,869
CNH Industrial Capital LLC 4.20%, 01/15/2024	209,000	223,000
CNH Industrial Finance Europe SA 1.88%, 01/19/2026, MTN (F)	EUR 2,275,000	2,678,491
CNH Industrial NV
3.85%, 11/15/2027, MTN	$ 171,000	178,137
4.50%, 08/15/2023	186,000	197,716
Dover Corp. 0.75%, 11/04/2027	EUR 1,800,000	2,004,368
Harsco Corp. 5.75%, 07/31/2027 (B)	$ 325,000	337,600
Illinois Tool Works, Inc.
0.63%, 12/05/2027	EUR 2,350,000	2,677,102
3.50%, 03/01/2024	$ 222,000	235,474
Stanley Black & Decker, Inc. 3.40%, 03/01/2026	211,000	224,588
Terex Corp. 5.63%, 02/01/2025 (B) (E)	257,000	257,642

		11,632,939

Marine - 0.1%
Kirby Corp. 4.20%, 03/01/2028	104,000	111,032
Pelabuhan Indonesia II PT 4.25%, 05/05/2025 (F)	1,300,000	1,381,250

		1,492,282

Media - 1.4%
Altice France SA 7.38%, 05/01/2026 (B)	779,000	834,188
Belo Corp. 7.25%, 09/15/2027	450,000	513,000
Block Communications, Inc. 6.88%, 02/15/2025 (B)	370,000	385,725
CBS Corp. 3.70%, 06/01/2028	324,000	339,226
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, 02/01/2028 (B)	418,000	437,186
5.38%, 06/01/2029 (B)	45,000	48,038

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital
3-Month LIBOR + 1.65%, 3.56% (A), 02/01/2024	$ 377,000	$ 387,903
5.05%, 03/30/2029	296,000	333,805
Comcast Corp.
2.35%, 01/15/2027	389,000	390,080
2.65%, 02/01/2030	134,000	135,297
4.15%, 10/15/2028	731,000	825,724
CSC Holdings LLC
5.25%, 06/01/2024	342,000	368,505
5.50%, 04/15/2027 (B)	725,000	768,507
EW Scripps Co. 5.13%, 05/15/2025 (B)	412,000	417,665
National CineMedia LLC 5.88%, 04/15/2028 (B)	117,000	122,979
Nielsen Finance LLC / Nielsen Finance Co. 5.00%, 04/15/2022 (B)	500,000	502,510
Sirius XM Radio, Inc. 4.63%, 07/15/2024 (B)	744,000	777,480
Sky, Ltd. 2.50%, 09/15/2026, MTN (F)	EUR 2,500,000	3,198,802
Time Warner Cable LLC 6.55%, 05/01/2037	$ 343,000	416,114
WPP Finance 1.38%, 03/20/2025, MTN (F)	EUR 2,000,000	2,328,344

		13,531,078

Metals & Mining - 2.6%
Anglo American Capital PLC
3.25%, 04/03/2023, MTN (F)	2,950,000	3,614,693
4.00%, 09/11/2027 (B)	$ 1,232,000	1,279,235
BHP Billiton Finance, Ltd. Fixed until 10/22/2024, 5.63% (A), 10/22/2079 (F)	EUR 4,080,000	5,541,329
Cleveland-Cliffs, Inc. 5.75%, 03/01/2025 (E)	$ 282,000	278,475
Commercial Metals Co. 5.75%, 04/15/2026	390,000	402,187
First Quantum Minerals, Ltd. 6.50%, 03/01/2024 (B)	370,000	361,490
FMG Resources August 2006 Pty, Ltd. 4.50%, 09/15/2027 (B)	300,000	296,063
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	375,000	380,625
5.25%, 09/01/2029	128,000	130,278
Glencore Finance Europe, Ltd. 1.50%, 10/15/2026, MTN (F)	EUR 2,945,000	3,337,459
Glencore Funding LLC 4.13%, 03/12/2024 (B)	$ 636,000	668,280
GTL Trade Finance, Inc. 7.25%, 04/16/2044 (F)	500,000	614,375
GTL Trade Finance, Inc. / Gerdau Holdings, Inc. 5.89%, 04/29/2024 (F)	1,400,000	1,543,500
Mineral Resources, Ltd. 8.13%, 05/01/2027 (B)	225,000	236,813

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Newmont Goldcorp Corp. 2.80%, 10/01/2029	$ 104,000	$ 102,754
Novolipetsk Steel Via Steel Funding DAC 4.50%, 06/15/2023 (F)	1,600,000	1,680,400
Severstal OAO Via Steel Capital SA
3.15%, 09/16/2024 (B)	1,500,000	1,491,912
5.90%, 10/17/2022 (F)	1,500,000	1,623,525
Southern Copper Corp.
5.25%, 11/08/2042	500,000	560,947
6.75%, 04/16/2040	1,320,000	1,704,457

		25,848,797

Mortgage Real Estate Investment Trusts - 0.0% (D)
Starwood Property Trust, Inc. 4.75%, 03/15/2025	375,000	389,414

Multi-Utilities - 0.4%
Ameren Corp. 2.50%, 09/15/2024	179,000	180,198
Centrica PLC Fixed until 04/10/2021, 3.00% (A), 04/10/2076 (F)	EUR 2,530,000	2,878,389
Consolidated Edison Co. of New York, Inc. 4.45%, 06/15/2020	$ 237,000	240,588
NiSource, Inc. 2.95%, 09/01/2029	280,000	282,683
Public Service Co. of Colorado 3.70%, 06/15/2028	231,000	255,345
Sempra Energy 3.40%, 02/01/2028	311,000	318,279

		4,155,482

Multiline Retail - 0.3%
El Puerto de Liverpool SAB de CV 3.88%, 10/06/2026 (F)	2,300,000	2,348,898
Kohl’s Corp. 5.55%, 07/17/2045	169,000	174,579

		2,523,477

Oil, Gas & Consumable Fuels - 5.7%
Antero Midstream Partners, LP / Antero Midstream Finance Corp. 5.75%, 03/01/2027 (B)	395,000	293,781
BP Capital Markets America, Inc. 2.75%, 05/10/2023	919,000	941,431
BP Capital Markets PLC
2.97%, 02/27/2026, MTN (F)	EUR 2,905,000	3,786,978
3.51%, 03/17/2025	$ 723,000	770,640
Brazos Valley Longhorn LLC / Brazos Valley Longhorn Finance Corp. 6.88%, 02/01/2025	249,000	195,465
Callon Petroleum Co. 6.38%, 07/01/2026	225,000	209,813
Canadian Natural Resources, Ltd.
2.95%, 01/15/2023	1,039,000	1,060,109
3.90%, 02/01/2025	248,000	264,073
Cenovus Energy, Inc. 4.25%, 04/15/2027	460,000	482,709

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Centennial Resource Production LLC 6.88%, 04/01/2027 (B)	$ 225,000	$ 220,500
Chaparral Energy, Inc. 8.75%, 07/15/2023 (B)	596,000	250,320
Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	300,000	323,250
Cheniere Energy Partners, LP
4.50%, 10/01/2029 (B)	76,000	77,425
5.25%, 10/01/2025	220,000	227,700
Chevron Corp.
3-Month LIBOR + 0.41%, 2.57% (A), 11/15/2019	1,000,000	1,000,212
3-Month LIBOR + 0.53%, 2.66% (A), 03/03/2022	1,000,000	1,006,040
China Shenhua Overseas Capital Co., Ltd. 3.88%, 01/20/2025 (F)	1,300,000	1,364,636
Cimarex Energy Co. 4.38%, 03/15/2029	460,000	479,459
CNOOC Finance, Ltd. 3.00%, 05/09/2023 (E)	2,000,000	2,029,013
ConocoPhillips Co. 3-Month LIBOR + 0.90%, 3.06% (A), 05/15/2022 (E)	1,700,000	1,724,152
Ecopetrol SA 5.88%, 05/28/2045	2,000,000	2,305,500
eG Global Finance PLC 6.75%, 02/07/2025 (B)	250,000	250,000
Enable Midstream Partners, LP
4.15%, 09/15/2029	164,000	155,389
4.95%, 05/15/2028	234,000	239,671
Energy Transfer Operating, LP
4.50%, 04/15/2024	340,000	362,984
4.90%, 03/15/2035	253,000	264,292
5.25%, 04/15/2029	86,000	96,732
EnLink Midstream LLC 5.38%, 06/01/2029	184,000	163,300
EnLink Midstream Partners, LP
4.85%, 07/15/2026	780,000	713,700
Fixed until 12/15/2022 (G), 6.00% (A)	1,400,000	961,520
Enterprise Products Operating LLC 4.05%, 02/15/2022	618,000	645,892
Extraction Oil & Gas, Inc. 5.63%, 02/01/2026 (B)	300,000	127,500
Hilcorp Energy I, LP / Hilcorp Finance Co. 5.00%, 12/01/2024 (B)	386,000	342,691
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.00%, 08/01/2024 (B)	214,000	222,828
Lonestar Resources America, Inc. 11.25%, 01/01/2023 (B)	412,000	288,400
Marathon Oil Corp.
2.80%, 11/01/2022	733,000	741,966
6.80%, 03/15/2032	182,000	229,266
MEG Energy Corp. 6.50%, 01/15/2025 (B)	375,000	390,000
MPLX, LP
3-Month LIBOR + 1.10%, 3.20% (A), 09/09/2022	1,500,000	1,505,460

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
MPLX, LP (continued)
3.50%, 12/01/2022 (B)	$ 110,000	$ 113,219
Fixed until 02/15/2023 (G), 6.88% (A)	5,500,000	5,575,185
Murphy Oil USA, Inc. 4.75%, 09/15/2029	140,000	146,125
Noble Energy, Inc. 3.90%, 11/15/2024	616,000	649,017
Occidental Petroleum Corp.
3-Month LIBOR + 1.45%, 3.64% (A), 08/15/2022	2,000,000	2,012,371
6.45%, 09/15/2036	317,000	388,562
Oil India International Pte, Ltd. 4.00%, 04/21/2027 (F)	1,500,000	1,552,951
ONGC Videsh, Ltd. 4.63%, 07/15/2024 (F)	1,800,000	1,925,226
Pertamina Persero PT 4.30%, 05/20/2023, MTN (F)	1,000,000	1,052,950
Petroleos Mexicanos 5.35%, 02/12/2028	500,000	493,750
Raizen Fuels Finance SA 5.30%, 01/20/2027 (F)	1,300,000	1,417,000
Reliance Industries, Ltd. 4.13%, 01/28/2025 (F)	940,000	1,002,508
Saudi Arabian Oil Co. 3.50%, 04/16/2029, MTN (E) (F)	2,000,000	2,077,476
SemGroup Corp. / Rose Rock Finance Corp. 5.63%, 11/15/2023	401,000	410,022
Southwestern Energy Co. 7.50%, 04/01/2026	201,000	176,396
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.50%, 08/15/2022	238,000	213,010
SunCoke Energy Partners, LP / SunCoke Energy Partners Finance Corp. 7.50%, 06/15/2025 (B)	338,000	287,300
Tengizchevroil Finance Co. International, Ltd. 4.00%, 08/15/2026 (F)	2,000,000	2,096,264
Total Capital International SA 2.88%, 02/17/2022	919,000	940,949
TOTAL SA Fixed until 10/06/2026 (G), 3.37% (A), MTN (F)	EUR 2,935,000	3,738,254
Transportadora de Gas del Peru SA 4.25%, 04/30/2028 (F)	$ 2,050,000	2,180,708
Transportadora de Gas Internacional SA 5.55%, 11/01/2028 (B)	1,300,000	1,503,125

		56,667,165

Paper & Forest Products - 0.4%
Cascades, Inc. 5.50%, 07/15/2022 (B)	311,000	315,665
Celulosa Arauco y Constitucion SA
4.20%, 01/29/2030 (B)	200,000	199,600
4.50%, 08/01/2024	1,400,000	1,456,014

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Paper & Forest Products (continued)
Inversiones CMPC SA 4.38%, 05/15/2023 (F)	$ 1,500,000	$ 1,547,005

		3,518,284

Personal Products - 0.1%
Coty, Inc. 6.50%, 04/15/2026 (B)	400,000	409,832
First Quality Finance Co., Inc. 5.00%, 07/01/2025 (B)	380,000	393,376

		803,208

Pharmaceuticals - 1.4%
Allergan Funding SCS 1.25%, 06/01/2024	EUR 1,000,000	1,161,239
Bausch Health Cos., Inc. 6.13%, 04/15/2025 (B)	$ 725,000	752,641
Bayer AG Fixed until 07/01/2020, 3.00% (A), 07/01/2075, MTN (F)	EUR 3,700,000	4,177,086
Bristol-Myers Squibb Co. 3-Month LIBOR + 0.38%, 2.55% (A), 05/16/2022 (B)	$ 2,000,000	2,002,000
Catalent Pharma Solutions, Inc. 5.00%, 07/15/2027 (B)	191,000	199,595
Eli Lilly & Co. 1.70%, 11/01/2049	EUR 1,925,000	2,152,212
GlaxoSmithKline Capital PLC
3-Month LIBOR + 0.35%, 2.53% (A), 05/14/2021	$ 2,000,000	2,005,083
3.13%, 05/14/2021	318,000	324,423
GlaxoSmithKline Capital, Inc. 3.38%, 05/15/2023	220,000	230,664
Mylan, Inc. 4.55%, 04/15/2028	240,000	257,068
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	520,000	537,009

		13,799,020

Real Estate Management & Development - 0.7%
Aroundtown SA 1.45%, 07/09/2028, MTN (F)	EUR 3,700,000	4,197,479
Kennedy-Wilson, Inc. 5.88%, 04/01/2024	$ 375,000	388,125
Longfor Group Holdings, Ltd. 4.50%, 01/16/2028 (F)	2,000,000	2,072,461
Newmark Group, Inc. 6.13%, 11/15/2023	230,000	250,846

		6,908,911

Road & Rail - 0.1%
Avolon Holdings Funding, Ltd. 5.13%, 10/01/2023 (B)	325,000	350,675
Canadian National Railway Co. 2.85%, 12/15/2021	152,000	154,098
JB Hunt Transport Services, Inc. 3.88%, 03/01/2026	178,000	191,042

		695,815

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.2%
Amkor Technology, Inc. 6.63%, 09/15/2027 (B)	$ 230,000	$ 251,850
NXP BV / NXP Funding LLC / NXP USA, Inc. 4.30%, 06/18/2029 (B)	292,000	311,274
QUALCOMM, Inc. 3.25%, 05/20/2027	1,483,000	1,560,231
Texas Instruments, Inc. 2.25%, 09/04/2029	120,000	118,425

		2,241,780

Software - 0.4%
Camelot Finance SA 4.50%, 11/01/2026 (B)	64,000	64,666
CDK Global, Inc. 5.88%, 06/15/2026	350,000	374,500
Microsoft Corp.
2.40%, 02/06/2022	1,529,000	1,552,644
3.13%, 12/06/2028	EUR 1,250,000	1,767,530
SS&C Technologies, Inc. 5.50%, 09/30/2027 (B)	$ 490,000	524,300

		4,283,640

Specialty Retail - 0.2%
Conn’s, Inc. 7.25%, 07/15/2022	327,000	331,088
Home Depot, Inc. 3-Month LIBOR + 0.31%, 2.45% (A), 03/01/2022	975,000	977,538
Lithia Motors, Inc. 5.25%, 08/01/2025 (B)	250,000	261,875
QVC, Inc. 4.85%, 04/01/2024	667,000	705,504

		2,276,005

Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.
2.05%, 09/11/2026	210,000	209,201
3-Month LIBOR + 0.50%, 2.68% (A), 02/09/2022	2,000,000	2,015,159
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (B)	520,000	593,516
Diebold Nixdorf, Inc. 8.50%, 04/15/2024 (E)	257,000	221,662
NCR Corp.
5.75%, 09/01/2027 (B)	77,000	78,925
6.13%, 09/01/2029 (B)	145,000	151,888
Seagate HDD Cayman 4.75%, 01/01/2025 (E)	300,000	317,438

		3,587,789

Thrifts & Mortgage Finance - 0.0% (D)
New York Community Bancorp Inc Fixed until 11/06/2023, 5.90% (A), 11/06/2028 (E)	358,000	381,282

Trading Companies & Distributors - 0.2%
GATX Corp.
3-Month LIBOR + 0.72%, 3.01% (A), 11/05/2021	1,000,000	1,004,414

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors (continued)
GATX Corp. (continued)
4.35%, 02/15/2024	$ 336,000	$ 361,097
H&E Equipment Services, Inc. 5.63%, 09/01/2025	397,000	417,346

		1,782,857

Transportation Infrastructure - 0.3%
DP World PLC
5.63%, 09/25/2048 (B)	1,500,000	1,732,590
5.63%, 09/25/2048, MTN (F)	300,000	346,518
Penske Truck Leasing Co., LP / PTL Finance Corp.
3.35%, 11/01/2029 (B)	195,000	194,859
3.40%, 11/15/2026 (B)	249,000	254,989
3.95%, 03/10/2025 (B)	340,000	362,357

		2,891,313

Wireless Telecommunication Services - 1.0%
America Movil SAB de CV 0.75%, 06/26/2027, MTN	EUR 1,965,000	2,227,484
C&W Senior Financing DAC 6.88%, 09/15/2027 (B)	$ 425,000	447,312
Sprint Corp. 7.88%, 09/15/2023	1,644,000	1,814,565
T-Mobile, Inc.
6.38%, 03/01/2025	90,000	93,394
6.50%, 01/15/2024	106,000	110,108
Vodafone Group PLC
2.88%, 11/20/2037, MTN (F)	EUR 1,900,000	2,510,977
Fixed until 04/04/2029, 7.00% (A), 04/04/2079	$ 2,614,000	3,027,948

		10,231,788

Total Corporate Debt Securities (Cost $549,694,084)		561,099,286

FOREIGN GOVERNMENT OBLIGATIONS - 4.5%
Brazil - 1.0%
Brazil Government International Bond 10.25%, 01/10/2028	BRL 16,000,000	4,926,109
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2025	17,000,000	4,972,580

		9,898,689

Colombia - 1.0%
Colombia Government International Bond 3.88%, 04/25/2027	$ 7,200,000	7,646,400
Colombia TES 6.00%, 04/28/2028	COP 7,000,000,000	2,096,915

		9,743,315

Egypt - 0.4%
Egypt Government International Bond 6.59%, 02/21/2028 (F)	$ 3,700,000	3,764,750

India - 0.1%
Export-Import Bank of India 3.38%, 08/05/2026 (F)	1,300,000	1,332,154

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Italy - 0.0% (D)
Republic of Italy Government International Bond 2.88%, 10/17/2029	$ 226,000	$ 221,423

Mexico - 1.0%
Mexico Bonos
8.50%, 05/31/2029	MXN 63,000,000	3,669,894
10.00%, 12/05/2024	100,000,000	5,954,253

		9,624,147

Norway - 0.0% (D)
Kommunalbanken AS 1.75%, 09/15/2020 (B)	$ 330,000	330,088

Qatar - 0.8%
Qatar Government International Bond 4.50%, 04/23/2028 (F)	7,000,000	7,998,060

Supranational - 0.2%
Inter-American Development Bank 2.63%, 04/19/2021, MTN	1,000,000	1,013,339
International Bank for Reconstruction & Development 3.13%, 11/20/2025	345,000	374,244

		1,387,583

Total Foreign Government Obligations (Cost $42,329,957)		44,300,209

LOAN ASSIGNMENTS - 11.8%
Aerospace & Defense - 0.1%
TransDigm, Inc. Term Loan F, 1-Month LIBOR + 2.50%, 4.29% (A), 06/09/2023	616,646	613,274

Air Freight & Logistics - 0.0% (D)
1199169 B.C. Unlimited Liability Co. Term Loan B2, 3-Month LIBOR + 4.00%, 6.10% (A), 04/06/2026	230,781	230,946

Auto Components - 0.1%
Mavis Tire Express Services Corp.
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 5.04% (A), 03/20/2025	863,574	818,237
Delayed Draw Term Loan,
1-Month LIBOR + 3.25%, 5.04% (A), 03/20/2025	24,721	23,423

		841,660

Automobiles - 0.1%
Belron Finance LLC Term Loan B, TBD, 11/07/2026 (C) (H)	343,298	342,440
CWGS Group LLC
Term Loan,
1-Month LIBOR + 2.75%, 4.54% (A), 11/08/2023	4,975	4,204
1-Month LIBOR + 2.75%, 4.76% (A), 11/08/2023	668,525	564,904

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

LOAN ASSIGNMENTS (continued)
Automobiles (continued)
Wand NewCo 3, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.29% (A), 02/05/2026	$ 610,964	$ 613,446

		1,524,994

Biotechnology - 0.1%
Grifols Worldwide Operations, Inc. Term Loan, 1-Week LIBOR + 2.25%, 4.09% (A), 01/31/2025	580,512	580,874

Building Products - 0.2%
C.H.I. Overhead Doors, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.04% (A), 07/29/2022	613,659	611,102
CD&R Hydra Buyer, Inc. Term Loan, 1-Month LIBOR + 4.25%, 6.04% (A), 12/11/2024	578,839	565,092
Quikrete Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 4.54% (A), 11/15/2023	621,000	618,089

		1,794,283

Capital Markets - 0.3%
Blackstone CQP Holdco, LP Term Loan B, 3-Month LIBOR + 3.50%, 5.66% (A), 09/30/2024 (C)	572,078	569,456
Camelot Acquisition 1 Co. Term Loan B, TBD, 10/25/2026 (C) (H)	572,115	572,830
Crown Finance, Inc. Term Loan, 1-Month LIBOR + 2.25%, 4.04% (A), 02/28/2025	900,632	888,699
Deerfield Dakota Holding LLC Term Loan B, 1-Month LIBOR + 3.25%, 5.04% (A), 02/13/2025	627,342	605,856
NEXUS Buyer LLC Term Loan B, TBD, 10/31/2026 (C) (H)	212,024	211,627

		2,848,468

Chemicals - 0.3%
Charter NEX, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 4.79% (A), 05/16/2024	698,401	679,719
Chemours Co. Term Loan B, 1-Month LIBOR + 1.75%, 3.54% (A), 04/03/2025	593,985	560,821
Hexion, Inc. Term Loan, 3-Month LIBOR + 3.50%, 5.60% (A), 07/01/2026	813,469	811,435

	Principal	Value

LOAN ASSIGNMENTS (continued)
Chemicals (continued)
PQ Corp. Term Loan B, 3-Month LIBOR + 2.50%, 4.43% (A), 02/08/2025	$ 563,923	$ 563,218
Starfruit Finco BV Term Loan B, 1-Month LIBOR + 3.25%, 5.19% (A), 10/01/2025	930,868	907,014

		3,522,207

Commercial Services & Supplies - 0.6%
Asurion LLC
2nd Lien Term Loan,
1-Month LIBOR + 6.50%, 8.29% (A), 08/04/2025	63,905	64,172
Term Loan B6,
1-Month LIBOR + 3.00%, 4.79% (A), 11/03/2023	514,185	514,345
Term Loan B7,
1-Month LIBOR + 3.00%, 4.79% (A), 11/03/2024	330,872	331,038
BidFair MergerRight, Inc. Term Loan B, 3-Month LIBOR + 5.50%, 7.41% (A), 01/15/2027 (C)	554,270	540,413
BrightView Landscapes LLC
1st Lien Term Loan B,
1-Month LIBOR + 2.50%, 4.31% (A), 08/15/2025	165,427	165,633
1-Month LIBOR + 2.50%, 4.44% (A), 08/15/2025	199,637	199,886
Cast and Crew Payroll LLC 1st Lien Term Loan, 1-Month LIBOR + 4.00%, 5.79% (A), 02/09/2026	417,629	419,300
Creative Artists Agency LLC Term Loan B, 1-Month LIBOR + 3.00%, 4.80% (A), 02/15/2024	427,735	428,911
Garda World Security Corp. 1st Lien Term Loan B, TBD, 10/17/2026 (C) (H)	578,204	574,228
GFL Environmental, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 4.79% (A), 05/30/2025	975,707	972,048
Prime Security Services Borrower LLC Term Loan B1, 1-Month LIBOR + 3.25%, 5.25% (A), 09/23/2026	864,416	833,801
West Corp.
Term Loan,
1-Month LIBOR + 4.00%, 5.79% (A), 10/10/2024	1,028	858
3-Month LIBOR + 4.00%, 5.93% (A), 10/10/2024	403,648	336,037
Term Loan B1,
1-Month LIBOR + 3.50%, 5.29% (A), 10/10/2024	652	541

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
West Corp. (continued)
3-Month LIBOR + 3.50%, 5.43% (A), 10/10/2024	$ 256,742	$ 213,096

		5,594,307

Communications Equipment - 0.1%
CommScope, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 5.04% (A), 04/06/2026	582,597	571,673

Construction & Engineering - 0.1%
USIC Holdings, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 5.04% (A), 12/08/2023	584,696	566,424

Consumer Finance - 0.1%
Altice Financing SA Term Loan B, 1-Month LIBOR + 2.75%, 4.66% (A), 07/15/2025	440,891	425,047
Nielsen Finance LLC Term Loan B4, 1-Month LIBOR + 2.00%, 3.94% (A), 10/04/2023	869,923	866,389

		1,291,436

Containers & Packaging - 0.2%
Berry Global, Inc. Term Loan U, 1-Month LIBOR + 2.50%, 4.44% (A), 07/01/2026	871,960	874,794
BWAY Holding Co. Term Loan B, 3-Month LIBOR + 3.25%, 5.23% (A), 04/03/2024	725,529	705,124
Reynolds Group Holdings, Inc. Term Loan, 1-Month LIBOR + 2.75%, 4.54% (A), 02/05/2023	610,293	610,064

		2,189,982

Distributors - 0.0% (D)
American Builders & Contractors Supply Co., Inc. Term Loan, TBD, 01/15/2027 (C) (H)	341,974	341,261

Diversified Consumer Services - 0.1%
William Morris Endeavor Entertainment LLC
1st Lien Term Loan,
1-Month LIBOR + 2.75%, 4.54% (A), 05/18/2025 (A)	676,374	652,338
1-Month LIBOR + 2.75%, 4.62% (A), 05/18/2025	2,867	2,764
2-Month LIBOR + 2.75%, 4.62% (A), 05/18/2025	262	252
3-Month LIBOR + 2.75%, 4.68% (A), 05/18/2025	463,321	446,857
2-Month LIBOR + 2.75%, 4.68% (A), 05/18/2025	42,296	40,793

		1,143,004

	Principal	Value

LOAN ASSIGNMENTS (continued)
Diversified Financial Services - 0.4%
AI Ladder Subco SARL Term Loan, 3-Month LIBOR + 4.50%, 6.60% (A), 07/09/2025 (C)	$ 622,168	$ 594,430
AlixPartners LLP Term Loan B, 1-Month LIBOR + 2.75%, 4.54% (A), 04/04/2024	644,077	643,042
Dynasty Acquisition Co., Inc. Term Loan B1, 3-Month LIBOR + 4.00%, 6.10% (A), 04/06/2026	429,253	429,559
Fastlane Parent Co., Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.50%, 6.60% (A), 02/04/2026	759,624	736,835
Financial & Risk Holdings, Inc. Term Loan, 1-Month LIBOR + 3.75%, 5.54% (A), 10/01/2025	1,155,355	1,161,132
Lions Gate Capital Holdings LLC Term Loan B, 1-Month LIBOR + 2.25%, 4.04% (A), 03/24/2025	402,147	389,078
Stars Group Holdings BV Term Loan, 3-Month LIBOR + 3.50%, 5.60% (A), 07/10/2025	474,515	476,191

		4,430,267

Diversified Telecommunication Services - 0.5%
CenturyLink, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 4.54% (A), 01/31/2025	1,083,794	1,073,633
Coral-US Co-Borrower LLC Term Loan B4, 1-Month LIBOR + 3.25%, 5.04% (A), 01/30/2026	748,200	749,863
Intelsat Jackson Holdings SA Term Loan B3, 6-Month LIBOR + 3.75%, 5.68% (A), 11/27/2023	1,539,000	1,534,511
Iridium Satellite LLC Term Loan, TBD, 10/17/2026 (C) (H)	580,933	584,321
Level 3 Financing, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 4.04% (A), 02/22/2024	606,364	606,515
Telesat Canada Term Loan B4, 3-Month LIBOR + 2.50%, 4.61% (A), 11/17/2023	630,202	629,939

		5,178,782

Electric Utilities - 0.1%
Talen Energy Supply LLC Term Loan B, 1-Month LIBOR + 3.75%, 5.69% (A), 07/08/2026	582,850	575,564

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

LOAN ASSIGNMENTS (continued)
Electrical Equipment - 0.1%
EXC Holdings III Corp.
1st Lien Term Loan,
3-Month LIBOR + 3.50%, 5.60% (A), 12/02/2024	$ 351,458	$ 344,429
2nd Lien Term Loan,
3-Month LIBOR + 7.50%, 9.59% (A), 12/01/2025	347,000	341,361
Gates Global LLC Repriced Term Loan B, 1-Month LIBOR + 2.75%, 4.54% (A), 04/01/2024	578,212	565,306

		1,251,096

Electronic Equipment, Instruments & Components - 0.1%
Verifone Systems, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 6.14% (A), 08/20/2025	373,431	349,508
Verra Mobility Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 5.54% (A), 02/28/2025	355,972	356,306

		705,814

Energy Equipment & Services - 0.0% (D)
Apergy Corp. 1st Lien Term Loan, 1-Month LIBOR + 2.50%, 4.31% (A), 05/09/2025	343,635	341,917

Entertainment - 0.1%
AMC Entertainment Holdings, Inc. Term Loan B, 6-Month LIBOR + 3.00%, 5.23% (A), 04/22/2026	575,060	574,101

Equity Real Estate Investment Trusts - 0.1%
ESH Hospitality, Inc. Term Loan B, 1-Month LIBOR + 2.00%, 3.79% (A), 09/18/2026	248,915	249,148
VICI Properties 1 LLC Term Loan B, 3-Month LIBOR + 2.00%, 3.85% (A), 12/20/2024 (C)	668,167	670,116

		919,264

Food & Staples Retailing - 0.1%
Albertsons LLC Term Loan B8, 1-Month LIBOR + 2.75%, 4.54% (A), 08/17/2026	877,834	882,224

Food Products - 0.2%
JBS USA Lux SA Term Loan B, 1-Month LIBOR + 2.50%, 4.29% (A), 05/01/2026	420,727	421,974
Nomad Foods Midco, Ltd. Term Loan B4, 1-Month LIBOR + 2.25%, 4.16% (A), 05/15/2024	582,000	579,454

	Principal	Value

LOAN ASSIGNMENTS (continued)
Food Products (continued)
Sunshine Luxembourg VII SARL 1st Lien Term Loan, 2-Month LIBOR + 4.25%, 6.35% (A), 10/01/2026	$ 757,691	$ 758,070

		1,759,498

Health Care Equipment & Supplies - 0.1%
Greatbatch, Ltd. 1st Lien Term Loan B, 1-Month LIBOR + 3.00%, 4.98% (A), 10/27/2022	316,875	317,893
Immucor, Inc. Term Loan B, 3-Month LIBOR + 5.00%, 7.10% (A), 06/15/2021	465,749	463,032
Ortho-Clinical Diagnostics SA Term Loan B, 3-Month LIBOR + 3.25%, 5.31% (A), 06/30/2025	756,044	719,423

		1,500,348

Health Care Providers & Services - 0.5%
DaVita, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 4.04% (A), 08/12/2026	406,471	407,487
HC Group Holdings II, Inc. Term Loan B, 1-Month LIBOR + 4.50%, 6.29% (A), 08/06/2026	872,363	854,916
MPH Acquisition Holdings LLC Term Loan B, 3-Month LIBOR + 2.75%, 4.85% (A), 06/07/2023	612,459	573,224
RegionalCare Hospital Partners Holdings, Inc. Term Loan B, 1-Month LIBOR + 4.50%, 6.30% (A), 11/17/2025	584,528	583,249
Sotera Health Holdings LLC Term Loan, 3-Month LIBOR + 3.00%, 4.93% (A), 05/15/2022	760,156	749,387
Sound Inpatient Physicians
1st Lien Term Loan,
1-Month LIBOR + 2.75%, 4.54% (A), 06/27/2025	522,015	519,732
2nd Lien Term Loan,
1-Month LIBOR + 6.75%, 8.54% (A), 06/26/2026	228,492	227,539
Team Health Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 4.54% (A), 02/06/2024	412,573	319,744
Upstream Rehabilition, Inc. Term Loan, TBD, 10/23/2026 (C) (H)	396,610	396,114

		4,631,392

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

LOAN ASSIGNMENTS (continued)
Health Care Technology - 0.1%
Change Healthcare Holdings LLC Term Loan B, 1-Month LIBOR + 2.50%, 4.29% (A), 03/01/2024 (C)	$ 579,470	$ 575,758

Hotels, Restaurants & Leisure - 1.1%
1011778 B.C. Unlimited Liability Co. Term Loan B3, 1-Month LIBOR + 2.25%, 4.04% (A), 02/16/2024	595,771	596,143
Boyd Gaming Corp. Term Loan B3, 1-Week LIBOR + 2.25%, 3.96% (A), 09/15/2023	336,642	336,762
Caesars Resort Collection LLC 1st Lien Term Loan B, 1-Month LIBOR + 2.75%, 4.54% (A), 12/23/2024	1,290,016	1,269,859
ETA Australia Holdings III Pty, Ltd. Term Loan, 1-Month LIBOR + 4.00%, 5.79% (A), 05/06/2026	430,147	429,341
Golden Nugget, Inc.
Incremental Term Loan B,
1-Month LIBOR + 2.75%, 4.54% (A), 10/04/2023	34,207	34,122
3-Month LIBOR + 2.75%, 4.68% (A), 10/04/2023	307,254	306,485
3-Month LIBOR + 2.75%, 4.72% (A), 10/04/2023	275,084	274,397
Hornblower Sub LLC Term Loan B, 3-Month LIBOR + 4.50%, 6.60% (A), 04/27/2025	464,545	465,126
IRB Holding Corp.
1st Lien Term Loan,
3-Month LIBOR + 3.25%, 5.19% (A), 02/05/2025	1,562	1,549
3-Month LIBOR + 3.25%, 5.22% (A), 02/05/2025	614,005	608,742
Merlin Entertainments PLC
Delayed Draw Term Loan B,
TBD, 10/17/2026 (C) (H)	47,063	47,298
Term Loan B,
TBD, 10/16/2026 (C) (H)	358,095	359,885
Mohegan Tribal Gaming Authority Term Loan B, 1-Month LIBOR + 4.00%, 5.79% (A), 10/13/2023	937,401	862,995
NEP/NCP Holdco, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.04% (A), 10/20/2025	570,862	548,503
PCI Gaming Authority Term Loan, 1-Month LIBOR + 3.00%, 4.79% (A), 05/29/2026	363,758	365,804

	Principal	Value

LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
PF Chang’s China Bistro, Inc. Term Loan B, 6-Month LIBOR + 6.50%, 8.45% (A), 03/01/2026	$ 606,525	$ 495,329
Scientific Games International, Inc. Term Loan B5, 1-Month LIBOR + 2.75%, 4.54% (A), 08/14/2024	1,169,196	1,154,581
SeaWorld Parks & Entertainment, Inc. Term Loan B5, 1-Month LIBOR + 3.00%, 4.79% (A), 03/31/2024	874,165	870,340
Station Casinos LLC Term Loan B, 1-Month LIBOR + 2.50%, 4.29% (A), 06/08/2023	495,625	495,906
Travelport Finance SARL
2nd Lien Term Loan,
3-Month LIBOR + 9.00%, 11.10% (A), 05/28/2027	271,077	217,765
Term Loan,
3-Month LIBOR + 5.00%, 7.10% (A), 05/29/2026	662,339	615,976
Twin River Worldwide Holdings, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 4.79% (A), 05/10/2026	463,052	462,804

		10,819,712

Household Durables - 0.1%
API Heat Transfer ThermaSys Corp. Term Loan, 3-Month LIBOR + 6.00%, 8.10% (A), 12/31/2023	439,677	395,709
LTI Holdings, Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.50%, 5.29% (A), 09/06/2025	530	485
2nd Lien Term Loan,
1-Month LIBOR + 6.75%, 8.54% (A), 09/06/2026	259,009	220,158

		616,352

Household Products - 0.1%
Diamond BV
Term Loan,
2-Month LIBOR + 3.00%, 4.86% (A), 09/06/2024	2,453	2,285
3-Month LIBOR + 3.00%, 4.93% (A), 09/06/2024	961,646	895,533
Energizer Holdings, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 4.31% (A), 12/17/2025	499,800	498,759

		1,396,577

Independent Power & Renewable Electricity Producers - 0.0% (D)
Terra-Gen Finance Co. LLC Term Loan B, 1-Month LIBOR + 4.25%, 6.04% (A), 12/09/2021	347,315	326,476

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

LOAN ASSIGNMENTS (continued)
Insurance - 0.4%
Alliant Holdings Intermediate LLC Term Loan B, 3-Month LIBOR + 3.00%, 4.80% (A), 05/09/2025	$ 1,089,760	$ 1,061,699
AmWINS Group, Inc.
Term Loan B,
1-Month LIBOR + 2.75%, 4.54% (A), 01/25/2024	590,119	588,961
1-Month LIBOR + 2.75%, 4.74% (A), 01/25/2024	140,863	140,586
Hub International, Ltd.
Term Loan B,
3-Month LIBOR + 3.00%, 4.90% (A), 04/25/2025	2,376	2,323
3-Month LIBOR + 3.00%, 4.94% (A), 04/25/2025	936,204	915,432
Hyperion Insurance Group, Ltd. Repriced Term Loan, 1-Month LIBOR + 3.50%, 5.31% (A), 12/20/2024	383,471	382,991
Sedgwick Claims Management Services, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 5.04% (A), 12/31/2025	871,395	844,164

		3,936,156

IT Services - 0.3%
Moneygram International, Inc. Term Loan B, 1-Month LIBOR + 6.00%, 7.79% (A), 06/30/2023	595,343	532,832
PI MergerCo, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.04% (A), 01/03/2025	916,603	910,415
Rackspace Hosting, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.00%, 5.29% (A), 11/03/2023	1,072,190	952,165
Tempo Acquisition LLC Term Loan, 1-Month LIBOR + 3.00%, 4.79% (A), 05/01/2024	523,722	523,722

		2,919,134

Life Sciences Tools & Services - 0.2%
Jaguar Holding Co. II Term Loan, 1-Month LIBOR + 2.50%, 4.29% (A), 08/18/2022	1,044,273	1,041,446
Parexel International Corp. Term Loan B, 1-Month LIBOR + 2.75%, 4.54% (A), 09/27/2024	841,130	801,965

		1,843,411

	Principal	Value

LOAN ASSIGNMENTS (continued)
Machinery - 0.3%
Crosby Acquisition Corp. Term Loan B, 3-Month LIBOR + 4.75%, 6.60% (A), 06/26/2026	$ 594,653	$ 563,433
Dynacast International LLC Term Loan B2, 3-Month LIBOR + 3.25%, 5.35% (A), 01/28/2022	604,255	555,914
Gardner Denver, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 4.54% (A), 07/30/2024	414,156	414,985
Patriot Container Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.29% (A), 03/20/2025	465,298	452,503
Shape Technologies Group, Inc. Term Loan, 3-Month LIBOR + 3.00%, 4.93% (A), 04/21/2025	307,693	276,924
Welbilt, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 4.29% (A), 10/23/2025	588,000	582,120

		2,845,879

Media - 0.8%
Altice SA
Term Loan B12,
1-Month LIBOR + 3.69%, 5.61% (A), 01/31/2026	957,882	933,337
Term Loan B13,
1-Month LIBOR + 4.00%, 5.92% (A), 08/14/2026	358,503	352,587
Charter Communications Operating LLC Term Loan B2, 3-Month LIBOR + 1.75%, 3.58% (A), 02/01/2027	496,212	497,825
Cogeco Communications II, LP 1st Lien Term Loan, 1-Month LIBOR + 2.25%, 4.04% (A), 01/03/2025	627,139	627,139
CSC Holdings LLC
1st Lien Term Loan,
1-Month LIBOR + 2.25%, 4.17% (A), 07/17/2025	1,174,599	1,167,258
Term Loan B5,
3-Month LIBOR + 2.50%, 4.33% (A), 04/15/2027	403,284	402,150
EW Scripps Co. Term Loan B1, 1-Month LIBOR + 2.75%, 4.54% (A), 05/01/2026	341,789	341,533
Gray Television, Inc. Term Loan C, 1-Month LIBOR + 2.50%, 4.51% (A), 01/02/2026	436,700	437,480

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

LOAN ASSIGNMENTS (continued)
Media (continued)
ION Media Networks, Inc. Term Loan B, 1-month LIBOR + 3.00%, 4.81% (A), 12/18/2024	$ 1,157,761	$ 1,149,078
McGraw-Hill Global Education Holdings LLC Term Loan B, 1-Month LIBOR + 4.00%, 5.79% (A), 05/04/2022	670,488	612,239
Meredith Corp. Term Loan B, 1-Month LIBOR + 2.75%, 4.54% (A), 01/31/2025	363,215	364,350
Nexstar Broadcasting, Inc. Term Loan B4, 1-Month LIBOR + 2.75%, 4.55% (A), 09/18/2026 (C)	582,365	584,694
Numericable Group SA Term Loan B11, 1-Month LIBOR + 2.75%, 4.54% (A), 07/31/2025	306,876	296,391
Rentpath, Inc. 2nd Lien Term Loan, 1-Month LIBOR + 9.00%, 10.79% (A), 12/17/2022	765,000	72,197
Telenet Financing LLC Term Loan AN, 1-Month LIBOR + 2.25%, 4.17% (A), 08/15/2026	583,974	583,244

		8,421,502

Metals & Mining - 0.2%
Covia Holdings Corp. Term Loan, 3-Month LIBOR + 4.00%, 6.04% (A), 06/01/2025	509,637	354,197
Hampton Rubber Co. 1st Lien Term Loan, 1-Month LIBOR + 4.00%, 5.79% (A), 03/27/2021	614,139	605,694
U.S. Silica Co. Term Loan B, 1-Month LIBOR + 4.00%, 5.81% (A), 05/01/2025	903,915	721,625
WP CPP Holdings LLC
Term Loan,
1-Month LIBOR + 3.75%, 5.54% (A), 04/30/2025	882	865
3-Month LIBOR + 3.75%, 5.68% (A), 04/30/2025	348,237	341,490

		2,023,871

Oil, Gas & Consumable Fuels - 0.4%
Buckeye Partners, LP Term Loan B, TBD, 11/15/2026 (C) (H)	579,000	581,352
EG America LLC
2nd Lien Term Loan,
3-Month LIBOR + 8.00%, 10.10% (A), 04/20/2026	175,229	165,592

	Principal	Value

LOAN ASSIGNMENTS (continued)
Oil, Gas & Consumable Fuels (continued)
EG America LLC (continued)
Term Loan,
3-Month LIBOR + 4.00%, 6.10% (A), 02/07/2025	$ 676,750	$ 652,218
Lucid Energy Group II Borrower LLC 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 4.79% (A), 02/17/2025	819,814	713,238
Medallion Midland Acquisition LLC 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.04% (A), 10/30/2024	491,915	465,474
Osum Production Corp. Term Loan, 3-Month LIBOR + 9.50%, 11.60% (A), 07/31/2022	858,078	737,947
TEX Operations Co. LLC Term Loan B, 1-Month LIBOR + 2.00%, 3.79% (A), 08/04/2023	631,801	633,479

		3,949,300

Personal Products - 0.1%
Coty, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 4.23% (A), 04/07/2025	941,673	914,207

Pharmaceuticals - 0.4%
Akorn, Inc.
Term Loan B,
PIK Rate 0.75%, Cash Rate 8.06%, 0.75% (A), 04/16/2021 (I)	206,294	190,048
1-Month LIBOR + 6.25%, 8.04% (A), 04/16/2021	206,294	190,048
Alphabet Holding Co., Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.29% (A), 09/26/2024	594,729	541,501
Alvogen Pharma, Inc. Term Loan B, 1-Month LIBOR + 4.75%, 6.54% (A), 04/02/2022	579,820	500,578
Amneal Pharmaceuticals LLC Term Loan B, 1-Month LIBOR + 3.50%, 5.31% (A), 05/04/2025 (C)	1,025,071	781,617
Bausch Health Cos., Inc.
Term Loan B,
1-Month LIBOR + 2.75%, 4.67% (A), 11/27/2025	674,051	674,413
1-Month LIBOR + 3.00%, 4.92% (A), 06/02/2025	127,587	127,994
Catalent Pharma Solutions, Inc. Term Loan B2, 1-Month LIBOR + 2.25%, 4.04% (A), 05/18/2026	400,043	400,210

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

LOAN ASSIGNMENTS (continued)
Pharmaceuticals (continued)
Endo Finance Co. I SARL Term Loan B, 1-Month LIBOR + 4.25%, 6.06% (A), 04/29/2024	$ 753,815	$ 689,202

		4,095,611

Professional Services - 0.0% (D)
Everi Payments, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 4.79% (A), 05/09/2024	459,004	458,335

Real Estate Management & Development - 0.2%
Brookfield WEC Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.29% (A), 08/01/2025	605,628	601,338
CityCenter Holdings LLC Term Loan B, 1-Month LIBOR + 2.25%, 4.04% (A), 04/18/2024	924,330	924,165
DTZ Borrower LLC Term Loan B, 1-Month LIBOR + 3.25%, 5.04% (A), 08/21/2025	865,808	866,890

		2,392,393

Road & Rail - 0.1%
PODS LLC 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 4.67% (A), 12/06/2024	581,619	573,137

Semiconductors & Semiconductor Equipment - 0.1%
Bright Bidco BV
Term Loan B,
1-Month LIBOR + 3.50%, 5.29% (A), 06/30/2024	217,798	109,262
3-Month LIBOR + 3.50%, 5.60% (A), 06/30/2024	449,400	225,449
MaxLinear, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 4.42% (A), 05/12/2024	409,814	406,740
Microchip Technology, Inc. Term Loan B, 1-Month LIBOR + 2.00%, 3.79% (A), 05/29/2025	300,172	300,923

		1,042,374

Software - 1.5%
Almonde, Inc.
1st Lien Term Loan,
6-Month LIBOR + 3.50%, 5.70% (A), 06/13/2024	102,038	97,425
3-Month LIBOR + 3.50%, 5.70% (A), 06/13/2024	499,592	477,007
2-Month LIBOR + 3.50%, 5.70% (A), 06/13/2024	92,855	88,657

	Principal	Value

LOAN ASSIGNMENTS (continued)
Software (continued)
Almonde, Inc. (continued)
2nd Lien Term Loan,
6-Month LIBOR + 7.25%, 9.45% (A), 06/13/2025	265,000	247,113
Applied Systems, Inc.
1st Lien Term Loan,
3-Month LIBOR + 3.00%, 5.10% (A), 09/19/2024	677,083	673,576
2nd Lien Term Loan,
3-Month LIBOR + 7.00%, 9.10% (A), 09/19/2025	249,232	251,880
Barracuda Networks, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 5.40% (A), 02/12/2025	580,665	577,036
Comet Acquisition, Inc. Term Loan, 3-Month LIBOR + 3.50%, 5.62% (A), 10/24/2025	348,246	342,151
Corel Corp. Term Loan, 2-Month LIBOR + 5.00%, 7.09% (A), 07/02/2026	470,891	444,992
Cypress Intermediate Holdings III, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 4.54% (A), 04/29/2024	426,119	418,981
DCert Buyer, Inc. Term Loan B, 1-Month LIBOR + 4.00%, 5.79% (A), 10/16/2026	582,675	571,022
Epicor Software Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.04% (A), 06/01/2022	702,462	699,828
Greeneden Holdings II LLC Term Loan B, 1-Month LIBOR + 3.25%, 5.04% (A), 12/01/2023	642,347	626,556
Houghton Mifflin Harcourt Publishing Co. Term Loan B, 1-Month LIBOR + 3.00%, 4.79% (A), 05/31/2021	645,940	634,636
Infor, Inc. Term Loan B6, 3-Month LIBOR + 2.75%, 4.85% (A), 02/01/2022	651,122	651,122
Informatica LLC Term Loan, 1-Month LIBOR + 3.25%, 5.04% (A), 08/05/2022	645,103	645,910
ION Trading Technologies SARL Term Loan B, 3-Month LIBOR + 4.00%, 6.06% (A), 11/21/2024	640,516	608,490
Kronos, Inc.
2nd Lien Term Loan,
3-Month LIBOR + 8.25%, 10.50% (A), 11/01/2024	240,000	241,100

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

LOAN ASSIGNMENTS (continued)
Software (continued)
Kronos, Inc. (continued)
Term Loan B,
3-Month LIBOR + 3.00%, 5.25% (A), 11/01/2023	$ 617,406	$ 615,734
MA FinanceCo. LLC
Term Loan B2,
1-Month LIBOR + 2.25%, 4.05% (A), 11/19/2021	429,140	425,385
Term Loan B3,
1-Month LIBOR + 2.50%, 4.30% (A), 06/21/2024	61,780	59,888
McAfee LLC Term Loan B, 1-Month LIBOR + 3.75%, 5.55% (A), 09/30/2024	857,013	856,156
Project Boost Purchaser LLC Term Loan B, TBD, 06/01/2026 (C) (H)	585,657	576,384
RP Crown Parent LLC Term Loan B, 1-Month LIBOR + 2.75%, 4.54% (A), 10/12/2023	752,850	750,968
Seattle Spinco, Inc. Term Loan B3, 1-Month LIBOR + 2.50%, 4.30% (A), 06/21/2024	417,216	404,439
Solera LLC Term Loan B, 1-Month LIBOR + 2.75%, 4.54% (A), 03/03/2023	407,943	403,937
Sophia, LP Term Loan B, 3-Month LIBOR + 3.25%, 5.35% (A), 09/30/2022	898,043	896,078
SS&C Technologies Holdings SARL Term Loan B4, 1-Month LIBOR + 2.25%, 4.04% (A), 04/16/2025	99,787	99,896
SS&C Technologies, Inc.
Term Loan B3,
1-Month LIBOR + 2.25%, 4.04% (A), 04/16/2025	152,865	153,032
Term Loan B5,
1-Month LIBOR + 2.25%, 4.04% (A), 04/16/2025	224,293	224,698
Ultimate Software Group, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 5.54% (A), 05/04/2026	400,548	401,216
Vertafore, Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 5.04% (A), 07/02/2025	635,793	614,533
2nd Lien Term Loan,
1-Month LIBOR + 7.25%, 9.04% (A), 07/02/2026	322,041	307,549

		15,087,375

	Principal	Value

LOAN ASSIGNMENTS (continued)
Specialty Retail - 0.1%
Bass Pro Group LLC Term Loan B, 1-Month LIBOR + 5.00%, 6.79% (A), 09/25/2024	$ 902,050	$ 863,262
JP Intermediate B LLC Term Loan, 3-Month LIBOR + 5.50%, 7.43% (A), 11/20/2025	313,620	260,305

		1,123,567

Technology Hardware, Storage & Peripherals - 0.2%
Dell International LLC Term Loan B, 1-Month LIBOR + 2.00%, 3.79% (A), 09/19/2025	609,343	611,171
Diebold, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 4.75% (A), 11/06/2023	867,195	797,820
NCR Corp. Term Loan, 1-Week LIBOR + 2.50%, 4.29% (A), 08/28/2026 (C)	532,859	532,693

		1,941,684

Textiles, Apparel & Luxury Goods - 0.1%
Varsity Brands, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 5.29% (A), 12/15/2024	617,025	577,432

Trading Companies & Distributors - 0.1%
ASP Unifrax Holdings, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 5.85% (A), 12/12/2025	367,225	319,715
Univar, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 4.04% (A), 07/01/2024	575,659	577,818

		897,533

Wireless Telecommunication Services - 0.2%
Sprint Communications, Inc. 1st Lien Term Loan B, 1-Month LIBOR + 2.50%, 4.31% (A), 02/02/2024	1,569,578	1,550,613

Total Loan Assignments (Cost $120,247,817)		116,733,449

U.S. GOVERNMENT AGENCY OBLIGATION - 0.1%
Federal National Mortgage Association 4.00%, 03/01/2049	1,267,141	1,313,219

Total U.S. Government Agency Obligation (Cost $1,302,384)		1,313,219

U.S. GOVERNMENT OBLIGATIONS - 0.8%
U.S. Treasury - 0.8%
U.S. Treasury Note
1.25%, 08/31/2024	1,470,000	1,451,797

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
1.63%, 09/30/2026 - 08/15/2029	$ 6,127,000	$ 6,114,991
1.75%, 07/31/2021	288,000	288,878

Total U.S. Government Obligations (Cost $7,924,448)		7,855,666

	Shares	Value
COMMON STOCKS - 0.0% (D)
Household Durables - 0.0% (D)
API Heat Transfer Intermediate Corp. (J)	472,381	70,857

Machinery - 0.0% (D)
Ameriforge Group, Inc. (J) (K) (L) (M)	2,679	128,592

Total Common Stocks (Cost $247,541)		199,449

PREFERRED STOCKS - 1.5%
Banks - 0.9%
Banco Santander SA, Series 6, 3-Month LIBOR + 0.52%, 4.00% (A)	49,970	1,172,296
Bank of America Corp., Series K *, Fixed until 12/15/2066, 6.45% (A)	6,800	183,124
Deutsche Bank Contingent Capital Trust II, 6.55% (E)	39,850	1,014,183
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 7.94% (A)	259,000	6,840,190

		9,209,793

Capital Markets - 0.1%
Oaktree Capital Group LLC
Series A, 6.63% (E)	14,800	399,156
Series B, 6.55% (E)	25,871	695,671

		1,094,827

Household Durables - 0.0% (D)
API Heat Transfer Intermediate Corp., 0.00%	100,682	55,375

Insurance - 0.0% (D)
Athene Holding, Ltd., Series A, Fixed until 06/30/2029, 6.35% (A)	10,512	295,492

	Shares	Value

PREFERRED STOCKS (continued)
Mortgage Real Estate Investment Trusts - 0.4%
AGNC Investment Corp., Series E, Fixed until 10/15/2024, 6.50% (A)	140,000	$ 3,602,200

Real Estate Management & Development - 0.1%
Brookfield Property Partners, LP, Series A, 6.50%	30,325	809,981

Total Preferred Stocks (Cost $14,716,971)		15,067,668

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 3.8%
U.S. Treasury Bill
1.61% (N), 01/23/2020 (O)	$ 1,350,000	1,345,276
1.65% (N), 04/02/2020	600,000	596,130
1.71% (N), 01/02/2020 (O)	33,000,000	32,912,051
1.93% (N), 02/06/2020	3,000,000	2,987,652
2.40% (N), 01/02/2020 (O)	210,000	209,440

Total Short-Term U.S. Government Obligations (Cost $38,039,656)		38,050,549

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 8.2%
Money Market Fund - 8.2%
State Street Institutional U.S. Government Money Market Fund, 1.75% (N)	81,580,051	81,580,051

Total Short-Term Investment Company (Cost $81,580,051)		81,580,051

OTHER INVESTMENT COMPANY - 1.6%
Securities Lending Collateral - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (N)	15,946,733	15,946,733

Total Other Investment Company (Cost $15,946,733)		15,946,733

Total Investments (Cost $1,015,927,638)		1,021,775,023
Net Other Assets (Liabilities) - (2.8)%		(27,596,707)

Net Assets - 100.0%		$ 994,178,316

FUTURES CONTRACTS:

Short Futures Contracts:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(738)	12/31/2019	$(88,466,045)	$(87,971,906)	$494,139	$—
10-Year U.S. Treasury Note	(444)	12/19/2019	(58,440,479)	(57,851,813)	588,666	—

Total Futures Contracts					$1,082,805	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/16/2020	USD	160,707,998	EUR	143,965,572	$—	$(745,185)

SECURITY VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Q)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$139,628,744	$—	$139,628,744
Corporate Debt Securities	—	561,099,286	—	561,099,286
Foreign Government Obligations	—	44,300,209	—	44,300,209
Loan Assignments	—	116,733,449	—	116,733,449
U.S. Government Agency Obligation	—	1,313,219	—	1,313,219
U.S. Government Obligations	—	7,855,666	—	7,855,666
Common Stocks	—	70,857	128,592	199,449
Preferred Stocks	15,012,293	55,375	—	15,067,668
Short-Term U.S. Government Obligations	—	38,050,549	—	38,050,549
Short-Term Investment Company	81,580,051	—	—	81,580,051
Other Investment Company	15,946,733	—	—	15,946,733

Total Investments	$112,539,077	$909,107,354	$128,592	$1,021,775,023

Other Financial Instruments
Futures Contracts (R)	$1,082,805	$—	$—	$1,082,805

Total Other Financial Instruments	$1,082,805	$—	$—	$1,082,805

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (R)	$—	$(745,185)	$—	$(745,185)

Total Other Financial Instruments	$—	$(745,185)	$—	$(745,185)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (M)	$128,592	$—	$—	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $178,981,366, representing 18.0% of the Fund’s net assets.
(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $15,621,858. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the total value of Regulation S securities is $197,610,889, representing 19.9% of the Fund’s net assets.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	All or a portion of the security represents unsettled loan commitments at October 31, 2019 where the rate will be determined at time of settlement.
(I)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(J)	Non-income producing securities.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2019, the value of the security is $128,592, representing less than 0.1% of the Fund’s net assets.
(L)	Security is Level 3 of the fair value hierarchy.
(M)	Transferred from Level 1 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(N)	Rates disclosed reflect the yields at October 31, 2019.
(O)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $1,554,717.
(P)	The Fund recognizes transfers in and out of Level 3 as of October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Q)	Level 3 securities were not considered significant to the Fund.
(R)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
COP	Columbian Peso
EUR	Euro
MXN	Mexican Peso
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CR	Custodial Receipts
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica US Growth

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500® Index, posted positive results over the 12-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of moderating growth, tighter liquidity and monetary policy, trade uncertainty, increasing fiscal deficits, and political uncertainty.

The U.S. Federal Reserve (“Fed”) raised its benchmark interest rate in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the EU unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies has eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September in an effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 and signaled its intention to pause further changes in policy. U.S. and China has made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market-cap, as large-cap stocks, as measured by the S&P 500® Index, outperformed small-cap and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400® Index, respectively, during the period.

PERFORMANCE

For the year ended October 31, 2019, Transamerica US Growth (Class A) returned 19.17%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 17.10%.

STRATEGY REVIEW

Wellington implements to a disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance largely via stock selection.

The Fund outperformed its benchmark, the Russell 1000® Growth Index, during the 12-month period ended October 31, 2019.

During the period, stock selection within the health care, information technology and industrials sectors helped relative performance. This was partially offset by weaker selection within the consumer discretionary sector. Sector allocation, a result of the bottom-up stock selection process, modestly contributed to relative performance. The Fund’s underweight allocation to health care and overweight allocation to information technology contributed most to relative performance.

The Fund’s largest individual relative contributors during the period included Advanced Micro Devices, Inc., a semiconductor company, and FleetCor Technologies, Inc., a workforce payment product and services provider.

The Fund’s largest individual relative detractors during the period included NetApp, Inc. (no longer held in the Fund), a cloud and data services company, Continental Resources, Inc., an American petroleum and natural gas exploration and production company, and GoDaddy, Inc., a web hosting company.

Mammen Chally, CFA

Douglas McLane, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	99.1%
Repurchase Agreement	0.9
Other Investment Company	0.4
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica US Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	12.61%	11.83%	12.09%	11/13/2009
Class A (NAV)	19.17%	13.11%	12.73%	11/13/2009
Russell 1000® Growth Index (A)	17.10%	13.43%	14.86%
Class C (POP)	17.30%	12.22%	11.88%	11/13/2009
Class C (NAV)	18.30%	12.22%	11.88%	11/13/2009
Class I (NAV)	19.56%	13.45%	13.45%	11/30/2009
Class I2 (NAV)	19.70%	13.59%	13.34%	11/13/2009
Class T (POP)	9.46%	11.52%	12.68%	02/10/2012
Class T (NAV)	19.63%	13.52%	13.99%	02/10/2012

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 8.5% for T shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica US Growth

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 99.1%
Aerospace & Defense - 1.4%
Raytheon Co.	101,371	$ 21,511,940

Beverages - 2.4%
Constellation Brands, Inc., Class A	110,193	20,973,034
Monster Beverage Corp. (A)	283,497	15,912,686

		36,885,720

Biotechnology - 2.4%
Neurocrine Biosciences, Inc. (A)	122,472	12,184,739
Seattle Genetics, Inc. (A)	123,349	13,247,683
Vertex Pharmaceuticals, Inc. (A)	62,589	12,234,898

		37,667,320

Building Products - 1.5%
Fortune Brands Home & Security, Inc.	383,808	23,047,670

Capital Markets - 0.9%
Intercontinental Exchange, Inc.	157,049	14,812,862

Chemicals - 2.6%
PPG Industries, Inc.	130,063	16,273,483
Sherwin-Williams Co.	41,764	23,902,372

		40,175,855

Commercial Services & Supplies - 0.8%
Copart, Inc. (A)	145,756	12,045,276

Consumer Finance - 1.7%
American Express Co.	131,123	15,378,106
Capital One Financial Corp.	118,281	11,029,703

		26,407,809

Diversified Telecommunication Services - 1.2%
Verizon Communications, Inc.	308,130	18,632,621

Electrical Equipment - 1.7%
AMETEK, Inc.	155,193	14,223,438
Eaton Corp. PLC	143,099	12,465,354

		26,688,792

Electronic Equipment, Instruments & Components - 0.9%
CDW Corp.	105,817	13,535,052

Entertainment - 2.3%
Activision Blizzard, Inc.	271,069	15,187,996
Walt Disney Co.	159,618	20,737,571

		35,925,567

Equity Real Estate Investment Trusts - 1.6%
American Tower Corp.	114,243	24,914,113

Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	91,301	27,126,440

Health Care Equipment & Supplies - 3.6%
Baxter International, Inc.	262,224	20,112,581
Danaher Corp.	49,092	6,765,859
Edwards Lifesciences Corp. (A)	62,449	14,886,593
Teleflex, Inc.	42,808	14,871,927

		56,636,960

Health Care Providers & Services - 2.2%
UnitedHealth Group, Inc.	135,169	34,157,206

Hotels, Restaurants & Leisure - 2.0%
Hilton Worldwide Holdings, Inc.	179,942	17,447,176
McDonald’s Corp.	71,322	14,029,038

		31,476,214

	Shares	Value
COMMON STOCKS (continued)
Household Products - 1.9%
Colgate-Palmolive Co.	257,135	$ 17,639,461
Procter & Gamble Co.	104,298	12,986,144

		30,625,605

Insurance - 0.8%
Allstate Corp.	114,826	12,219,783

Interactive Media & Services - 10.7%
Alphabet, Inc., Class A (A)	62,853	79,119,356
Alphabet, Inc., Class C (A)	20,500	25,832,255
Facebook, Inc., Class A (A)	322,721	61,849,480

		166,801,091

Internet & Direct Marketing Retail - 5.4%
Amazon.com, Inc. (A)	40,037	71,132,136
Booking Holdings, Inc. (A)	6,950	14,238,952

		85,371,088

IT Services - 9.7%
EPAM Systems, Inc. (A)	55,242	9,720,382
FleetCor Technologies, Inc. (A)	102,881	30,269,648
Global Payments, Inc.	142,262	24,067,885
GoDaddy, Inc., Class A (A)	301,565	19,610,772
Mastercard, Inc., Class A	174,222	48,226,392
PayPal Holdings, Inc. (A)	188,944	19,669,070

		151,564,149

Life Sciences Tools & Services - 1.8%
Thermo Fisher Scientific, Inc.	92,292	27,870,338

Machinery - 3.3%
Illinois Tool Works, Inc.	111,704	18,831,060
Middleby Corp. (A)	72,540	8,773,713
Nordson Corp.	87,407	13,706,292
Snap-on, Inc.	63,382	10,310,350

		51,621,415

Oil, Gas & Consumable Fuels - 0.3%
Continental Resources, Inc. (A)	187,078	5,513,189

Pharmaceuticals - 1.9%
Allergan PLC	67,281	11,848,857
Eli Lilly & Co.	164,172	18,707,399

		30,556,256

Professional Services - 1.2%
Equifax, Inc.	68,077	9,306,807
IHS Markit, Ltd. (A)	144,318	10,105,146

		19,411,953

Road & Rail - 1.2%
Norfolk Southern Corp.	63,288	11,518,416
Uber Technologies, Inc. (A) (B)	230,016	7,245,504

		18,763,920

Semiconductors & Semiconductor Equipment - 3.2%
Advanced Micro Devices, Inc. (A)	417,563	14,167,913
Marvell Technology Group, Ltd.	498,519	12,158,878
Micron Technology, Inc. (A)	278,422	13,238,966
ON Semiconductor Corp. (A)	485,164	9,897,346

		49,463,103

Software - 13.9%
Adobe, Inc. (A)	98,202	27,293,282
DocuSign, Inc. (A)	178,296	11,801,412
Guidewire Software, Inc. (A)	119,374	13,458,225

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica US Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Microsoft Corp.	658,357	$ 94,388,643
salesforce.com, Inc. (A)	188,277	29,463,468
ServiceNow, Inc. (A)	64,981	16,067,202
SS&C Technologies Holdings, Inc.	228,698	11,894,583
Workday, Inc., Class A (A)	76,677	12,433,942

		216,800,757

Specialty Retail - 1.7%
TJX Cos., Inc.	462,269	26,649,808

Technology Hardware, Storage & Peripherals - 6.6%
Apple, Inc.	414,105	103,012,760

Textiles, Apparel & Luxury Goods - 4.6%
NIKE, Inc., Class B	324,804	29,086,198
PVH Corp.	162,720	14,182,675
Under Armour, Inc., Class C (A)	693,063	12,821,666
VF Corp.	188,339	15,498,416

		71,588,955

Total Common Stocks (Cost $977,610,660)		1,549,481,587

OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (C)	6,596,931	6,596,931

Total Other Investment Company (Cost $6,596,931)		6,596,931

Principal	Value
REPURCHASE AGREEMENT - 0.9%

Fixed Income Clearing Corp., 0.85% (C), dated 10/31/2019, to be repurchased at $13,591,967 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.75%, due 06/15/2022, and with a value of $13,866,664.

$ 13,591,646	$ 13,591,646

Total Repurchase Agreement (Cost $13,591,646)	13,591,646

Total Investments (Cost $997,799,237)	1,569,670,164
Net Other Assets (Liabilities) - (0.4)%	(5,501,842)

Net Assets - 100.0%	$ 1,564,168,322

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,549,481,587	$—	$—	$1,549,481,587
Other Investment Company	6,596,931	—	—	6,596,931
Repurchase Agreement	—	13,591,646	—	13,591,646

Total Investments	$1,556,078,518	$13,591,646	$—	$1,569,670,164

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $6,443,514. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2019

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Dividend Focused	Transamerica Dynamic Allocation
Assets:
Investments, at value (A) (B)	$127,533,506	$1,443,677,908	$2,196,916,941	$520,712,160	$18,605,090
Repurchase agreements, at value (C)	—	39,732,966	23,776,556	10,875,217	—
Cash	749,827	146,103	—	—	39,248
Cash collateral pledged at broker for:
TBA commitments	—	311,000	—	—	—
Futures contracts	98,000	—	—	—	—
Foreign currency, at value (D)	—	—	1,079	—	—
Receivables and other assets:
Investments sold	233,212	—	9,396,247	—	—
Net income from securities lending	153	2,897	245,814	—	390
Shares of beneficial interest sold	8,197	6,451,526	5,513,591	2,047,097	—
Dividends and/or distributions	66,889	—	24,061	684,560	—
Interest	270,059	9,181,749	561	257	—
Tax reclaims	867	6,116	28,963	712	—
Due from investment manager	—	—	—	—	8,649
Other assets	32,677	—	—	—	—
Total assets	128,993,387	1,499,510,265	2,235,903,813	534,320,003	18,653,377

Liabilities:
Cash collateral received upon return of:
Securities on loan	484,478	16,405,528	196,403,325	—	3,945,304
Cash collateral at broker for:
OTC derivatives (E)	—	—	1,740,000	—	—
Payables and other liabilities:
Investments purchased	225,177	1,358,000	15,138,139	646,157	—
When-issued, delayed-delivery, forward and TBA commitments purchased	7,486,679	77,682,031	—	—	—
Shares of beneficial interest redeemed	—	1,455,556	7,335,796	298,315	208,236
Dividends and/or distributions	—	694,641	—	—	—
Due to custodian	—	—	3,416	—	—
Investment management fees	48,669	329,360	1,259,769	319,424	—
Distribution and service fees	29,596	94,032	268,128	20,761	6,100
Transfer agent fees	661	128,783	189,980	7,239	1,930
Trustees, CCO and deferred compensation fees	414	2,698	5,157	1,844	52
Audit and tax fees	27,486	30,783	24,683	18,775	19,091
Custody fees	3,432	26,473	43,018	9,408	2,047
Legal fees	974	6,799	13,486	4,295	131
Printing and shareholder reports fees	5,135	58,043	126,448	23,075	1,697
Registration fees	1,950	12,544	13,185	7,844	4,272
Other accrued expenses	4,377	9,363	24,893	6,647	3,407
Variation margin payable on futures contracts	1,153	—	—	—	—
Total liabilities	8,320,181	98,294,634	222,589,423	1,363,784	4,192,267
Net assets	$120,673,206	$1,401,215,631	$2,013,314,390	$532,956,219	$14,461,110

Net assets consist of:
Paid-in capital	$105,433,886	$1,363,496,051	$1,593,370,384	$427,062,069	$13,014,220
Total distributable earnings (accumulated losses)	15,239,320	37,719,580	419,944,006	105,894,150	1,446,890
Net assets	$120,673,206	$1,401,215,631	$2,013,314,390	$532,956,219	$14,461,110

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Dividend Focused	Transamerica Dynamic Allocation
Net assets by class:
Class A	$—	$132,681,568	$425,595,174	$82,402,379	$6,624,699
Class C	—	80,239,361	206,155,813	5,835,928	5,059,268
Class I	—	1,084,473,945	1,049,618,118	12,012,777	2,777,143
Class I2	—	84,015,390	316,760,891	428,186,758	—
Class I3	50,316,109	—	—	—	—
Class R	70,357,097	—	—	—	—
Class R6	—	19,805,367	15,184,394	4,518,377	—
Shares outstanding (unlimited shares, no par value):
Class A	—	14,067,541	15,804,328	8,606,254	531,959
Class C	—	8,562,802	9,781,881	612,904	411,327
Class I	—	114,790,564	36,957,413	1,255,277	223,391
Class I2	—	8,889,625	23,545,243	44,727,196	—
Class I3	4,577,253	—	—	—	—
Class R	6,402,721	—	—	—	—
Class R6	—	2,096,363	1,128,633	472,156	—
Net asset value per share: (F)
Class A	$—	$9.43	$26.93	$9.57	$12.45
Class C	—	9.37	21.08	9.52	12.30
Class I	—	9.45	28.40	9.57	12.43
Class I2	—	9.45	13.45	9.57	—
Class I3	10.99	—	—	—	—
Class R	10.99	—	—	—	—
Class R6	—	9.45	13.45	9.57	—
Maximum offering price per share: (G)
Class A	$—	$9.90	$28.50	$10.13	$13.17

(A) Investments, at cost	$114,964,200	$1,403,514,011	$1,988,395,343	$474,585,019	$16,492,491
(B) Securities on loan, at value	$474,665	$16,073,314	$191,980,572	$—	$3,859,138
(C) Repurchase agreements, at cost	$—	$39,732,966	$23,776,556	$10,875,217	$—
(D) Foreign currency, at cost	$—	$—	$1,077	$—	$—

(E)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(F)	Net asset value per share for Class C, I, I2, I3, R and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(G)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica Dynamic Income	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Equity	Transamerica Event Driven	Transamerica Floating Rate
Assets:
Investments, at value (A) (B)	$194,629,484	$622,777,799	$822,945,358	$95,975,589	$180,324,792
Repurchase agreements, at value (C)	286,853	19,845,088	3,639,258	6,408,391	32,224,204
Cash	—	38,250	8,232	—	428,523
Cash collateral pledged at custodian for:
OTC derivatives (G)	—	—	—	3,500,000	—
Cash collateral pledged at broker for:
Securities sold short	—	—	—	7,150,533	—
OTC derivatives	—	810,000	—	71,088	—
Futures contracts	—	—	—	182,000	—
OTC swap agreements, at value	—	—	—	130,643	—
Foreign currency, at value (D)	—	2,572,545	100,689	—	—
Receivables and other assets:
Investments sold	731,280	5,832,868	—	—	659,416
When-issued, delayed-delivery, forward and TBA commitments sold	—	1,308,252	—	—	40,660,446
Net income from securities lending	17,574	3,249	15,463	633	636
Shares of beneficial interest sold	8,081	436,501	19,575	—	310,740
Dividends and/or distributions	3,407	214	849,400	5,320	—
Interest	7	8,112,171	87	241,488	942,157
Tax reclaims	—	58,354	29,685	—	5,261
Variation margin receivable on futures contracts	—	—	—	272,269	—
Unrealized appreciation on forward foreign currency contracts	—	1,188,701	—	—	—
Total assets	195,676,686	662,983,992	827,607,747	113,937,954	255,556,175

Liabilities:
Securities sold short, at value (E)	—	—	—	16,857,632	—
Cash collateral received upon return of:
Securities on loan	13,816,208	29,250,886	5,625,563	2,871,734	383,725
Cash collateral at broker for:
OTC derivatives (G)	—	580,000	—	—	—
Written options and swaptions, at value (F)	—	—	—	600	—
Payables and other liabilities:
Investments purchased	—	15,082,330	—	—	1,041
When-issued, delayed-delivery, forward and TBA commitments purchased	—	—	—	—	6,367,606
Shares of beneficial interest redeemed	200,497	516,596	282,561	58,630	25,407,512
Dividends and/or distributions	—	—	—	—	5,079
Dividends, interest and fees for borrowings from securities sold short	—	—	—	8,445	—
Foreign capital gains tax	—	98,629	—	—	—
Investment management fees	48,424	326,770	603,911	91,548	193,018
Distribution and service fees	82,936	9,419	1,607	—	20,720
Transfer agent fees	18,862	46,351	7,234	674	14,380
Trustees, CCO and deferred compensation fees	794	1,990	2,132	298	1,657
Audit and tax fees	18,979	31,332	25,697	33,003	35,183
Custody fees	1,223	45,328	93,161	18,139	44,528
Legal fees	1,553	5,156	6,666	844	4,635
Printing and shareholder reports fees	20,597	55,183	31,590	4,607	35,294
Registration fees	5,078	8,217	6,833	3,058	5,682
Other accrued expenses	3,428	7,832	9,638	41,027	7,111
Unrealized depreciation on forward foreign currency contracts	—	208,739	—	28,013	—
Unrealized depreciation on unfunded commitments	—	—	—	—	5,938
Total liabilities	14,218,579	46,274,758	6,696,593	20,018,252	32,533,109
Net assets	$181,458,107	$616,709,234	$820,911,154	$93,919,702	$223,023,066

Net assets consist of:
Paid-in capital	$247,019,481	$688,140,765	$942,484,463	$92,038,428	$244,995,863
Total distributable earnings (accumulated losses)	(65,561,374)	(71,431,531)	(121,573,309)	1,881,274	(21,972,797)
Net assets	$181,458,107	$616,709,234	$820,911,154	$93,919,702	$223,023,066

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica Dynamic Income	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Equity	Transamerica Event Driven	Transamerica Floating Rate
Net assets by class:
Class A	$58,586,845	$9,202,905	$4,026,133	$—	$24,106,204
Class C	80,716,467	8,765,205	934,353	—	18,254,923
Class I	42,154,795	457,448,496	6,955,872	833,696	99,383,776
Class I2	—	135,377,482	808,994,796	93,086,006	81,278,163
Class R6	—	5,915,146	—	—	—
Shares outstanding (unlimited shares, no par value):
Class A	6,381,731	877,221	406,983	—	2,507,769
Class C	8,834,705	842,240	95,707	—	1,897,878
Class I	4,591,472	43,409,830	698,768	78,617	10,369,620
Class I2	—	12,845,104	81,259,763	8,906,177	8,448,115
Class R6	—	561,479	—	—	—
Net asset value per share: (H)
Class A	$9.18	$10.49	$9.89	$—	$9.61
Class C	9.14	10.41	9.76	—	9.62
Class I	9.18	10.54	9.95	10.60	9.58
Class I2	—	10.54	9.96	10.45	9.62
Class R6	—	10.53	—	—	—
Maximum offering price per share: (I)
Class A	$9.64	$11.01	$10.47	$—	$10.09

(A) Investments, at cost	$197,224,690	$632,657,649	$790,510,093	$93,378,976	$190,133,686
(B) Securities on loan, at value	$13,454,009	$28,659,078	$5,440,093	$2,811,993	$375,866
(C) Repurchase agreements, at cost	$286,853	$19,845,088	$3,639,258	$6,408,391	$32,224,204
(D) Foreign currency, at cost	$—	$2,567,638	$99,294	$—	$—
(E) Proceeds received from securities sold short	$—	$—	$—	$16,311,360	$—
(F) Premium received on written options and swaptions	$—	$—	$—	$(26,079)	$—

(G)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(H)	Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(I)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica Global Equity	Transamerica Government Money Market	Transamerica High Quality Bond	Transamerica High Yield Bond	Transamerica High Yield Muni
Assets:
Investments, at value (A) (B)	$104,944,204	$809,115,027	$239,805,420	$1,439,981,726	$104,264,730
Repurchase agreements, at value (C)	1,122,670	621,101,140	—	37,448,386	2,449,350
Cash	—	—	747,115	58,394	—
Receivables and other assets:
Investments sold	989,327	—	2,718	—	—
Net income from securities lending	190	—	91	31,238	3
Shares of beneficial interest sold	35,605	8,680,271	12,654	204,187	1,163,705
Dividends and/or distributions	170,892	—	—	—	160
Interest	27	820,029	1,077,977	20,352,521	1,613,175
Tax reclaims	26,237	—	—	35,882	—
Due from distributor	—	—	—	—	4,356
Total assets	107,289,152	1,439,716,467	241,645,975	1,498,112,334	109,495,479

Liabilities:
Foreign currency overdraft, at value (D)	29	—	—	—	—
Cash collateral received upon return of:
Securities on loan	739,156	—	2,121,775	60,263,098	40,425
Payables and other liabilities:
Investments purchased	1,054,374	48,234,617	—	3,063,498	—
When-issued, delayed-delivery, forward and TBA commitments purchased	—	—	—	10,429,334	—
Shares of beneficial interest redeemed	37,078	4,504,356	29,046	1,661,036	99,288
Dividends and/or distributions	—	2,518	—	71,097	865
Due to investment manager	—	511,742	—	—	—
Investment management fees	105,214	200,921	77,461	698,797	46,485
Distribution and service fees	20,811	2,443,132	13,872	142,907	14,559
Transfer agent fees	15,524	241,436	1,465	38,530	8,546
Trustees, CCO and deferred compensation fees	365	3,777	850	4,508	269
Audit and tax fees	15,563	19,092	28,743	33,234	32,529
Custody fees	5,763	45,581	6,883	33,899	8,596
Legal fees	834	9,896	2,015	10,915	803
Printing and shareholder reports fees	11,044	46,276	10,659	64,169	7,771
Registration fees	6,272	9,360	3,219	13,029	6,019
Other accrued expenses	2,633	17,028	3,967	14,399	2,594
Total liabilities	2,014,660	56,289,732	2,299,955	76,542,450	268,749
Net assets	$105,274,492	$1,383,426,735	$239,346,020	$1,421,569,884	$109,226,730

Net assets consist of:
Paid-in capital	$85,467,762	$1,383,429,253	$244,008,120	$1,491,768,375	$106,601,955
Total distributable earnings (accumulated losses)	19,806,730	(2,518)	(4,662,100)	(70,198,491)	2,624,775
Net assets	$105,274,492	$1,383,426,735	$239,346,020	$1,421,569,884	$109,226,730

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica Global Equity	Transamerica Government Money Market	Transamerica High Quality Bond	Transamerica High Yield Bond	Transamerica High Yield Muni
Net assets by class:
Class A	$55,612,689	$187,634,557	$—	$94,449,585	$22,116,070
Class C	10,112,721	9,217,646	—	26,921,882	11,560,265
Class I	38,581,739	18,212,718	—	67,078,286	75,539,163
Class I2	—	5,400,333	—	477,380,626	11,232
Class I3	—	134,883,251	185,243,686	279,020,258	—
Class R	—	—	12,400,864	35,438,920	—
Class R2	—	910,347,009	—	—	—
Class R4	—	117,731,221	41,701,470	396,604,876	—
Class R6	967,343	—	—	44,675,451	—
Shares outstanding (unlimited shares, no par value):
Class A	3,919,409	187,636,489	—	10,477,281	1,846,304
Class C	734,662	9,214,267	—	3,000,746	963,855
Class I	2,711,575	18,213,728	—	7,400,324	6,294,003
Class I2	—	5,399,997	—	52,435,042	936
Class I3	—	134,886,624	18,532,751	30,654,715	—
Class R	—	—	1,237,430	3,893,720	—
Class R2	—	910,355,961	—	—	—
Class R4	—	117,733,390	4,172,004	43,573,452	—
Class R6	67,904	—	—	4,908,323	—
Net asset value per share: (E)
Class A	$14.19	$1.00	$—	$9.01	$11.98
Class C	13.77	1.00	—	8.97	11.99
Class I	14.23	1.00	—	9.06	12.00
Class I2	—	1.00	—	9.10	12.00
Class I3	—	1.00	10.00	9.10	—
Class R	—	—	10.02	9.10	—
Class R2	—	1.00	—	—	—
Class R4	—	1.00	10.00	9.10	—
Class R6	14.25	—	—	9.10	—
Maximum offering price per share: (F)
Class A	$15.02	$1.00	$—	$9.46	$12.38
Class R2	$—	$1.00	$—	$—	$—

(A) Investments, at cost	$90,087,920	$809,115,027	$236,496,699	$1,475,346,176	$99,549,921
(B) Securities on loan, at value	$701,551	$—	$2,078,411	$59,028,410	$39,053
(C) Repurchase agreements, at cost	$1,122,670	$621,101,140	$—	$37,448,386	$2,449,350
(D) Foreign currency, at cost	$(29)	$—	$—	$—	$—

(E)	Net asset value per share for Class C, I, I2, I3, R, R2, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Maximum offering price per share for Class A and R2 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica Inflation Opportunities	Transamerica Inflation-Protected Securities	Transamerica Intermediate Bond	Transamerica Intermediate Muni	Transamerica International Equity
Assets:
Investments, at value (A) (B)	$128,335,760	$116,286,722	$2,947,461,525	$1,674,499,396	$4,850,963,319
Repurchase agreements, at value (C)	—	—	18,359,965	63,580,430	14,307,941
Cash	—	24	131,638	5,722	—
Cash collateral pledged at broker for:
TBA commitments	—	—	1,281,298	—	—
OTC derivatives (E)	190,000	—	—	—	—
Foreign currency, at value (D)	19,657	52,356	—	—	4
Receivables and other assets:
Investments sold	—	—	3,814	880,244	—
When-issued, delayed-delivery, forward and TBA commitments sold	—	—	12,806,419	478,535	—
Net income from securities lending	39	19	5,586	—	33,239
Shares of beneficial interest sold	—	5,174	80,467	6,122,595	3,263,454
Dividends and/or distributions	—	—	—	8,376	17,455,222
Interest	554,490	328,307	14,742,786	18,451,792	338
Tax reclaims	239	—	6,375	—	11,553,496
Due from distributor	—	—	—	49,075	—
Unrealized appreciation on forward foreign currency contracts	15,181	14,232	—	—	—
Total assets	129,115,366	116,686,834	2,994,879,873	1,764,076,165	4,897,577,013

Liabilities:
Cash collateral received upon return of:
Securities on loan	720,025	277,025	8,564,185	—	51,544,974
Cash collateral at broker for:
TBA commitments	—	—	33,102	—	—
Payables and other liabilities:
Investments purchased	—	—	—	4,532,063	—
When-issued, delayed-delivery, forward and TBA commitments purchased	—	—	422,431,422	36,680,350	—
Shares of beneficial interest redeemed	78,500	1,151	20,291,180	4,561,919	3,496,691
Dividends and/or distributions	—	—	—	664,291	—
Due to custodian	109,971	—	—	—	—
Investment management fees	64,217	39,336	831,349	495,559	2,875,760
Distribution and service fees	610	4,378	63,453	168,205	88,442
Transfer agent fees	1,333	683	16,534	137,051	262,070
Trustees, CCO and deferred compensation fees	442	520	8,239	3,852	14,054
Audit and tax fees	29,229	29,498	40,046	38,359	37,986
Custody fees	8,203	15,054	56,566	50,989	209,608
Legal fees	1,118	971	22,351	11,558	39,341
Printing and shareholder reports fees	5,990	5,340	108,379	90,773	448,051
Registration fees	5,361	2,928	5,773	15,900	22,373
Other accrued expenses	2,952	2,750	27,974	15,151	47,956
Unrealized depreciation on forward foreign currency contracts	576,039	155,253	—	—	—
Total liabilities	1,603,990	534,887	452,500,553	47,466,020	59,087,306
Net assets	$127,511,376	$116,151,947	$2,542,379,320	$1,716,610,145	$4,838,489,707

Net assets consist of:
Paid-in capital	$127,007,435	$120,060,084	$2,465,373,227	$1,677,969,339	$4,679,446,133
Total distributable earnings (accumulated losses)	503,941	(3,908,137)	77,006,093	38,640,806	159,043,574
Net assets	$127,511,376	$116,151,947	$2,542,379,320	$1,716,610,145	$4,838,489,707

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica Inflation Opportunities	Transamerica Inflation-Protected Securities	Transamerica Intermediate Bond	Transamerica Intermediate Muni	Transamerica International Equity
Net assets by class:
Class A	$778,118	$—	$—	$218,941,340	$153,300,313
Class C	528,690	—	—	143,332,062	46,959,867
Class I	4,657,980	—	—	1,354,325,819	2,210,380,499
Class I2	121,491,397	—	1,826,480,715	10,924	1,910,355,993
Class I3	—	104,686,664	485,794,420	—	210,438,473
Class R	—	9,125,087	51,334,938	—	31,770,103
Class R4	—	2,340,196	178,769,247	—	19,424,569
Class R6	55,191	—	—	—	255,859,890
Shares outstanding (unlimited shares, no par value):
Class A	75,852	—	—	18,551,048	8,687,476
Class C	52,653	—	—	12,172,418	2,707,968
Class I	451,246	—	—	114,259,817	123,559,208
Class I2	11,739,706	—	174,028,787	921	106,637,711
Class I3	—	10,251,056	46,206,146	—	11,667,620
Class R	—	892,306	4,878,671	—	1,761,897
Class R4	—	228,830	17,000,452	—	1,078,277
Class R6	5,332	—	—	—	14,142,639
Net asset value per share: (F)
Class A	$10.26	$—	$—	$11.80	$17.65
Class C	10.04	—	—	11.78	17.34
Class I	10.32	—	—	11.85	17.89
Class I2	10.35	—	10.50	11.86	17.91
Class I3	—	10.21	10.51	—	18.04
Class R	—	10.23	10.52	—	18.03
Class R4	—	10.23	10.52	—	18.01
Class R6	10.35	—	—	—	18.09
Maximum offering price per share: (G)
Class A	$10.77	$—	$—	$12.20	$18.68

(A) Investments, at cost	$125,609,298	$113,307,124	$2,854,362,284	$1,619,056,832	$4,657,603,755
(B) Securities on loan, at value	$704,856	$271,350	$8,387,653	$—	$49,040,386
(C) Repurchase agreements, at cost	$—	$—	$18,359,965	$63,580,430	$14,307,941
(D) Foreign currency, at cost	$18,648	$51,224	$—	$—	$4

(E)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(F)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(G)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica International Growth	Transamerica International Small Cap Value	Transamerica International Stock	Transamerica Large Cap Value	Transamerica Large Core
Assets:
Investments, at value (A) (B)	$1,167,013,336	$559,772,209	$76,701,890	$1,895,233,155	$258,190,723
Repurchase agreements, at value (C)	18,223,645	10,520,084	—	69,479,327	—
Cash	—	—	1,323,120	—	274,140
Foreign currency, at value (D)	6,128,192	41,830	35	—	—
Receivables and other assets:
Investments sold	—	29	—	12,701,558	—
Net income from securities lending	21,448	2,407	78	8,351	145
Shares of beneficial interest sold	19	20,828	—	200,608	2,147
Dividends and/or distributions	3,600,297	1,623,875	133,384	3,536,539	217,837
Interest	430	249	—	1,641	—
Tax reclaims	3,017,065	865,271	11,306	740,324	—
Due from investment manager	—	—	67,192	—	—
Total assets	1,198,004,432	572,846,782	78,237,005	1,981,901,503	258,684,992

Liabilities:
Cash collateral received upon return of:
Securities on loan	34,664,394	6,052,945	204,233	50,129,738	440,820
Payables and other liabilities:
Investments purchased	—	—	—	1,408,847	—
Shares of beneficial interest redeemed	208,458	84,148	—	3,792,722	18,560
Investment management fees	727,462	440,985	—	1,001,667	97,115
Distribution and service fees	22	—	103	50,374	26,856
Transfer agent fees	7,262	12,060	418	52,410	1,546
Trustees, CCO and deferred compensation fees	3,213	1,972	20	5,942	843
Audit and tax fees	20,799	21,857	17,176	24,711	18,685
Custody fees	47,687	50,719	4,397	33,277	6,894
Legal fees	8,878	5,076	26	16,432	2,037
Printing and shareholder reports fees	44,812	31,996	27,066	115,299	10,257
Registration fees	4,695	2,488	4,476	12,832	3,079
Other accrued expenses	11,924	8,059	18	21,215	4,034
Total liabilities	35,749,606	6,712,305	257,933	56,665,466	630,726
Net assets	$1,162,254,826	$566,134,477	$77,979,072	$1,925,236,037	$258,054,266

Net assets consist of:
Paid-in capital	$1,178,208,082	$538,676,143	$75,596,301	$1,886,155,470	$236,120,059
Total distributable earnings (accumulated losses)	(15,953,256)	27,458,334	2,382,771	39,080,567	21,934,207
Net assets	$1,162,254,826	$566,134,477	$77,979,072	$1,925,236,037	$258,054,266

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica International Growth		Transamerica International Small Cap Value	Transamerica International Stock	Transamerica Large Cap Value	Transamerica Large Core
Net assets by class:
Class A	$106,239		$—	$497,748	$81,213,242	$—
Class C	—		—	—	38,234,033	—
Class I	18,963		105,691,507	501,165	251,628,954	—
Class I2	1,162,119,419		460,442,970	76,498,412	1,523,734,134	—
Class I3	—		—	—	—	191,543,034
Class R	—		—	—	—	61,472,197
Class R4	—		—	—	—	5,039,035
Class R6	10,205		—	481,747	30,425,674	—
Shares outstanding (unlimited shares, no par value):
Class A	14,108		—	51,867	7,403,382	—
Class C	—		—	—	3,509,260	—
Class I	2,512		8,390,108	52,079	22,773,516	—
Class I2	154,254,316		36,465,130	7,949,978	138,024,018	—
Class I3	—		—	—	—	19,253,917
Class R	—		—	—	—	6,179,898
Class R4	—		—	—	—	506,465
Class R6	1,349		—	50,062	2,755,840	—
Net asset value per share: (E)
Class A	$7.53		$—	$9.60	$10.97	$—
Class C	—		—	—	10.90	—
Class I	7.55		12.60	9.62	11.05	—
Class I2	7.53		12.63	9.62	11.04	—
Class I3	—		—	—	—	9.95
Class R	—		—	—	—	9.95
Class R4	—		—	—	—	9.95
Class R6	7.57	(F)	—	9.62	11.04	—
Maximum offering price per share: (G)
Class A	$7.97		$—	$9.60	$11.61	$—

(A) Investments, at cost	$1,142,766,617		$503,993,628	$74,147,446	$1,864,725,538	$236,177,142
(B) Securities on loan, at value	$32,789,063		$5,549,617	$189,117	$49,001,741	$431,861
(C) Repurchase agreements, at cost	$18,223,645		$10,520,084	$—	$69,479,327	$—
(D) Foreign currency, at cost	$6,143,389		$42,117	$35	$—	$—

(E)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(G)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica Large Growth	Transamerica Large Value Opportunities	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica MLP & Energy Income
Assets:
Investments, at value (A) (B)	$771,605,237	$548,448,365	$232,840,797	$1,314,433,972	$254,474,733
Repurchase agreements, at value (C)	—	—	2,875,595	120,084,974	8,731,990
Cash	26,818,497	1,942,627	—	—	127,066
Foreign currency, at value (D)	—	—	—	—	2,057
Receivables and other assets:
Investments sold	1,239,174	—	561,615	—	264,388
Net income from securities lending	9,264	150	1,472	171	188
Shares of beneficial interest sold	2,687	14,320	48,325	2,462,247	28,178
Dividends and/or distributions	223,750	695,324	28,173	455,623	981,965
Interest	—	—	68	2,835	206
Tax reclaims	14,692	—	—	—	—
Total assets	799,913,301	551,100,786	236,356,045	1,437,439,822	264,610,771

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,854,506	838,527	4,430,555	—	12,873,073
Payables and other liabilities:
Investments purchased	2,895,787	—	1,316,695	—	47,973
Shares of beneficial interest redeemed	1,171,866	38,047	24,644	5,586,936	258,889
Investment management fees	431,567	240,716	168,301	885,449	247,920
Distribution and service fees	57,174	38,612	12,171	70,228	13,799
Transfer agent fees	4,855	3,346	3,324	58,457	7,957
Trustees, CCO and deferred compensation fees	2,596	1,969	415	4,702	923
Audit and tax fees	21,369	18,719	21,029	28,747	24,045
Custody fees	25,583	10,342	4,264	30,794	6,241
Legal fees	6,311	4,467	585	12,604	2,293
Printing and shareholder reports fees	27,913	22,376	3,297	106,228	17,122
Registration fees	3,589	3,815	7,307	12,815	5,457
Other accrued expenses	10,809	6,848	2,256	16,926	4,385
Total liabilities	6,513,925	1,227,784	5,994,843	6,813,886	13,510,077
Net assets	$793,399,376	$549,873,002	$230,361,202	$1,430,625,936	$251,100,694

Net assets consist of:
Paid-in capital	$502,066,626	$532,194,692	$211,275,051	$1,247,512,580	$426,847,351
Total distributable earnings (accumulated losses)	291,332,750	17,678,310	19,086,151	183,113,356	(175,746,657)
Net assets	$793,399,376	$549,873,002	$230,361,202	$1,430,625,936	$251,100,694

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica Large Growth	Transamerica Large Value Opportunities	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica MLP & Energy Income
Net assets by class:
Class A	$—	$—	$11,983,606	$22,142,801	$16,362,626
Class C	—	—	1,370,361	19,808,364	11,795,771
Class I	—	—	768,933	512,149,757	14,257,909
Class I2	—	—	156,857,892	277,691,998	208,684,388
Class I3	640,098,655	438,106,746	38,275,008	212,673,739	—
Class R	118,346,210	73,595,932	20,747,970	62,961,314	—
Class R4	34,954,511	38,170,324	357,432	101,136,944	—
Class R6	—	—	—	222,061,019	—
Shares outstanding (unlimited shares, no par value):
Class A	—	—	1,159,820	1,904,225	2,509,036
Class C	—	—	140,651	1,725,854	1,815,599
Class I	—	—	73,523	43,651,982	2,185,534
Class I2	—	—	14,901,271	23,646,017	31,988,680
Class I3	48,895,549	46,983,326	3,640,412	18,028,606	—
Class R	9,105,576	7,888,534	1,985,441	5,347,911	—
Class R4	2,676,010	4,093,244	33,944	8,578,788	—
Class R6	—	—	—	18,772,637	—
Net asset value per share: (E)
Class A	$—	$—	$10.33	$11.63	$6.52
Class C	—	—	9.74	11.48	6.50
Class I	—	—	10.46	11.73	6.52
Class I2	—	—	10.53	11.74	6.52
Class I3	13.09	9.32	10.51	11.80	—
Class R	13.00	9.33	10.45	11.77	—
Class R4	13.06	9.33	10.53	11.79	—
Class R6	—	—	—	11.83	—
Maximum offering price per share: (F)
Class A	$—	$—	$10.93	$12.31	$6.90

(A) Investments, at cost	$627,627,256	$533,340,125	$216,663,863	$1,182,185,184	$247,216,460
(B) Securities on loan, at value	$1,811,876	$804,075	$4,331,431	$—	$12,556,892
(C) Repurchase agreements, at cost	$—	$—	$2,875,595	$120,084,974	$8,731,990
(D) Foreign currency, at cost	$—	$—	$—	$—	$2,062

(E)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 Class Shares represents offering price. The redemption price for Class A and C shares equal net asset value less any applicable contingent deferred sales charge.
(F)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica Multi-Asset Income	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Core	Transamerica Small Cap Growth
Assets:
Investments, at value (A) (B)	$236,079,282	$1,066,152,467	$3,001,096,142	$186,448,947	$153,713,730
Repurchase agreements, at value (C)	2,329,718	12,360,566	36,779,040	2,790,056	7,066,646
Cash	—	—	20,857,799	—	—
Cash collateral pledged at broker for:
TBA commitments	—	79,799	—	—	—
Futures contracts	—	312,000	—	—	—
Receivables and other assets:
Investments sold	1,160,824	1,955,880	—	—	1,297,335
Net income from securities lending	4,082	1,132	706	13,045	1,457
Shares of beneficial interest sold	1,007,777	828,152	8,349,099	17,802	2,787,352
Dividends and/or distributions	191,740	563,771	—	113,697	—
Interest	1,426,297	2,214,413	17,427,703	66	167
Tax reclaims	113,277	1,803	7,046	—	—
Other assets	—	226,100	—	—	—
Total assets	242,312,997	1,084,696,083	3,084,517,535	189,383,613	164,866,687

Liabilities:
Cash collateral received upon return of:
Securities on loan	7,216,856	4,276,270	5,790,085	12,994,028	8,254,865
Payables and other liabilities:
Investments purchased	—	1,947,994	20,798,584	6,514	3,258,027
When-issued, delayed-delivery, forward and TBA commitments purchased	—	65,363,362	—	—	—
Shares of beneficial interest redeemed	41,175	599,572	5,269,862	11,691	64,203
Dividends and/or distributions	—	—	861,918	—	—
Due to custodian	126,277	—	—	—	—
Investment management fees	107,426	550,419	953,145	120,902	98,898
Distribution and service fees	45,763	280,832	403,124	15,365	13,173
Transfer agent fees	19,286	77,623	221,587	1,762	6,867
Trustees, CCO and deferred compensation fees	657	2,656	8,593	724	560
Audit and tax fees	29,030	30,323	38,696	21,515	17,799
Custody fees	6,800	29,943	52,329	8,262	5,999
Legal fees	1,373	7,523	22,247	1,535	1,106
Printing and shareholder reports fees	11,328	58,514	208,353	7,440	12,396
Registration fees	6,488	4,930	11,415	7,350	8,340
Other accrued expenses	3,203	12,102	27,557	3,444	2,934
Variation margin payable on futures contracts	—	26,009	—	—	—
Total liabilities	7,615,662	73,268,072	34,667,495	13,200,532	11,745,167
Net assets	$234,697,335	$1,011,428,011	$3,049,850,040	$176,183,081	$153,121,520

Net assets consist of:
Paid-in capital	$276,354,111	$776,227,533	$3,051,820,844	$202,464,908	$112,025,477
Total distributable earnings (accumulated losses)	(41,656,776)	235,200,478	(1,970,804)	(26,281,827)	41,096,043
Net assets	$234,697,335	$1,011,428,011	$3,049,850,040	$176,183,081	$153,121,520

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica Multi-Asset Income	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Core	Transamerica Small Cap Growth
Net assets by class:
Class A	$34,730,694	$558,638,459	$698,062,235	$2,758,754	$14,776,897
Class C	46,600,230	195,174,953	294,497,471	535,541	4,131,125
Class I	153,353,604	244,156,307	1,745,842,685	1,321,142	37,424,040
Class I2	12,807	—	282,640,847	16,035,333	53,600,107
Class I3	—	—	—	118,570,240	26,996,774
Class R	—	—	—	31,787,032	15,868,537
Class R4	—	—	—	5,175,039	251,622
Class R6	—	13,458,292	28,806,802	—	72,418
Shares outstanding (unlimited shares, no par value):
Class A	2,983,770	19,489,397	67,821,562	285,871	2,298,016
Class C	4,021,633	6,943,910	28,668,325	56,508	722,540
Class I	13,169,275	8,474,600	172,615,998	136,235	5,580,971
Class I2	1,150	—	27,968,359	1,650,356	7,848,690
Class I3	—	—	—	12,077,252	3,955,360
Class R	—	—	—	3,244,919	2,359,747
Class R4	—	—	—	527,094	37,011
Class R6	—	467,064	2,849,769	—	10,609
Net asset value per share: (D)
Class A	$11.64	$28.66	$10.29	$9.65	$6.43
Class C	11.59	28.11	10.27	9.48	5.72
Class I	11.64	28.81	10.11	9.70	6.71
Class I2	11.14	—	10.11	9.72	6.83
Class I3	—	—	—	9.82	6.83
Class R	—	—	—	9.80	6.72
Class R4	—	—	—	9.82	6.80
Class R6	—	28.81	10.11	—	6.83
Maximum offering price per share: (E)
Class A	$12.32	$30.33	$10.55	$10.21	$6.80

(A) Investments, at cost	$214,451,886	$857,522,467	$2,962,382,723	$190,389,475	$121,051,335
(B) Securities on loan, at value	$7,062,921	$4,188,396	$5,670,212	$12,488,443	$8,083,584
(C) Repurchase agreements, at cost	$2,329,718	$12,360,566	$36,779,040	$2,790,056	$7,066,646

(D)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(E)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Unconstrained Bond	Transamerica US Growth
Assets:
Investments, at value (A) (B)	$107,984,706	$809,468,904	$1,021,775,023	$1,556,078,518
Repurchase agreements, at value (C)	2,885,014	31,675,636	—	13,591,646
Cash	—	—	2,587,368	—
Cash collateral pledged at broker for:
TBA commitments	—	—	720,000	—
OTC derivatives (E)	—	—	110,000	—
Futures contracts	—	—	60,702	—
Foreign currency, at value (D)	—	—	2,560,916	—
Receivables and other assets:
Investments sold	165,275	747,889	321,932	—
When-issued, delayed-delivery, forward and TBA commitments sold	—	—	534,448	—
Net income from securities lending	22,725	16,181	8,753	19,187
Shares of beneficial interest sold	2,030	636,493	—	1,954,793
Dividends and/or distributions	39,102	270,177	—	793,704
Interest	68	748	6,514,266	321
Tax reclaims	—	—	44,933	393,693
Total assets	111,098,920	842,816,028	1,035,238,341	1,572,831,862

Liabilities:
Cash collateral received upon return of:
Securities on loan	5,132,260	9,495,506	15,946,733	6,596,931
Payables and other liabilities:
Investments purchased	—	19,634	8,987,226	—
When-issued, delayed-delivery, forward and TBA commitments purchased	—	—	13,984,161	—
Shares of beneficial interest redeemed	71,172	1,127,362	10,173	743,087
Investment management fees	71,523	541,350	482,241	857,281
Distribution and service fees	4,978	173,436	—	152,339
Transfer agent fees	2,779	105,968	5,716	146,782
Trustees, CCO and deferred compensation fees	843	2,414	1,810	4,603
Audit and tax fees	18,290	19,394	35,545	22,833
Custody fees	8,088	19,466	44,988	46,058
Legal fees	2,014	6,359	5,311	8,948
Printing and shareholder reports fees	9,817	77,341	26,262	58,984
Registration fees	8,115	9,166	2,525	7,206
Other accrued expenses	4,122	9,177	7,733	18,488
Variation margin payable on futures contracts	—	—	770,151	—
Unrealized depreciation on forward foreign currency contracts	—	—	745,185	—
Unrealized depreciation on unfunded commitments	—	—	4,265	—
Total liabilities	5,334,001	11,606,573	41,060,025	8,663,540
Net assets	$105,764,919	$831,209,455	$994,178,316	$1,564,168,322

Net assets consist of:
Paid-in capital	$94,087,400	$700,429,445	$1,012,574,846	$874,009,886
Total distributable earnings (accumulated losses)	11,677,519	130,780,010	(18,396,530)	690,158,436
Net assets	$105,764,919	$831,209,455	$994,178,316	$1,564,168,322

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Unconstrained Bond	Transamerica US Growth
Net assets by class:
Class A	$4,542,743	$349,550,429	$—	$661,542,070
Class C	743,870	116,291,408	—	18,377,631
Class I	15,652,971	296,684,067	868,743	266,729,586
Class I2	52,241,486	20,640,505	993,309,573	491,921,157
Class I3	24,215,677	—	—	—
Class R	7,982,011	—	—	—
Class R4	327,696	—	—	—
Class R6	58,465	48,043,046	—	—
Class T	—	—	—	125,597,878
Shares outstanding (unlimited shares, no par value):
Class A	462,021	13,734,305	—	29,849,375
Class C	76,897	5,378,286	—	897,857
Class I	1,576,535	11,213,812	88,171	11,750,270
Class I2	5,257,095	778,404	101,069,583	21,688,359
Class I3	2,432,441	—	—	—
Class R	803,496	—	—	—
Class R4	32,947	—	—	—
Class R6	5,848	1,803,710	—	—
Class T	—	—	—	1,949,003
Net asset value per share: (F)
Class A	$9.83	$25.45	$—	$22.16
Class C	9.67	21.62	—	20.47
Class I	9.93	26.46	9.85	22.70
Class I2	9.94	26.52	9.83	22.68
Class I3	9.96	—	—	—
Class R	9.93	—	—	—
Class R4	9.95	—	—	—
Class R6	10.00	26.64	—	—
Class T	—	—	—	64.44
Maximum offering price per share: (G)
Class A	$10.40	$26.93	$—	$23.45
Class T	$—	$—	$—	$70.43

(A) Investments, at cost	$99,188,216	$683,576,505	$1,015,927,638	$984,207,591
(B) Securities on loan, at value	$4,987,355	$9,191,052	$15,621,858	$6,443,514
(C) Repurchase agreements, at cost	$2,885,014	$31,675,636	$—	$13,591,646
(D) Foreign currency, at cost	$—	$—	$2,556,363	$—

(E)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(F)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(G)	Maximum offering price per share for Class A and T includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS

For the year ended October 31, 2019

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Dividend Focused	Transamerica Dynamic Allocation
Investment Income:
Dividend income	$1,375,964	$534,542	$2,182,623	$17,113,272	$347,284
Interest income	1,579,506	38,533,300	1,428,090	116,368	13,684
Net income from securities lending	7,380	46,016	975,796	2,915	5,800
Withholding taxes on foreign income	(879)	(4,895)	(54,276)	(76,920)	—
Total investment income	2,961,971	39,108,963	4,532,233	17,155,635	366,768

Expenses:
Investment management fees	596,161	3,813,490	13,086,524	3,861,296	95,999
Distribution and service fees:
Class A	—	277,422	1,090,378	205,232	20,427
Class B (A)	—	345	3,641	—	—
Class C	—	581,666	1,932,800	48,143	56,213
Class R	372,970	—	—	—	—
Class T1 (B)	—	7	48	17	8
Transfer agent fees
Class A	—	248,239	581,707	31,764	12,554
Class B (A)	—	682	3,326	—	—
Class C	—	55,724	259,058	7,014	7,830
Class I	—	755,603	1,169,072	13,840	2,947
Class I2	—	7,047	12,642	32,822	—
Class I3	3,720	—	—	—	—
Class R	2,071	—	—	—	—
Class R6 (C)	—	1,022	40	320	—
Advisor Class (B)	—	—	234	6	—
Trustees, CCO and deferred compensation fees	3,124	23,459	44,709	13,454	412
Audit and tax fees	35,818	44,024	47,647	26,100	24,218
Custody fees	12,164	103,455	124,011	37,823	7,319
Legal fees	5,927	44,961	87,688	25,624	805
Printing and shareholder reports fees	16,129	186,198	440,937	47,774	7,248
Registration fees	21,130	201,295	204,926	92,095	46,818
Filing fees	12,900	15,804	25,671	17,388	11,213
Other	3,862	25,083	51,611	16,778	523
Total expenses before waiver and/or reimbursement and recapture	1,085,976	6,385,526	19,166,670	4,477,490	294,534
Expenses waived and/or reimbursed:
Class A	—	(1,663)	(27,042)	—	(40,629)
Class B (A)	—	(552)	(1,899)	—	—
Class C	—	(849)	(25,362)	(1,184)	(27,193)
Class I	—	(537,645)	—	—	(12,482)
Class I2	—	(1,887)	—	—	—
Class I3	(2,618)	—	—	—	—
Class R	(3,817)	—	—	—	—
Class R6 (C)	—	(228)	—	—	—
Class T1 (B)	—	—	—	—	(9)
Advisor Class (B)	—	—	—	(2)	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	27,042	—	1,483
Class C	—	—	25,362	699	1,066
Class I	—	5,882	—	—	564
Net expenses	1,079,541	5,848,584	19,164,771	4,477,003	217,334

Net investment income (loss)	1,882,430	33,260,379	(14,632,538)	12,678,632	149,434

Net realized gain (loss) on:
Investments	2,521,840	3,159,414	248,206,910	59,286,473	1,379,785
Futures contracts	108,791	—	—	—	—
Foreign currency transactions	—	8,100	(60,166)	—	—
Net realized gain (loss)	2,630,631	3,167,514	248,146,744	59,286,473	1,379,785

Net change in unrealized appreciation (depreciation) on:
Investments	10,576,845	47,815,352	(178,876,373)	(27,626,239)	(615,981)
Futures contracts	(5,645)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	532	3,766	—	—
Net change in unrealized appreciation (depreciation)	10,571,200	47,815,884	(178,872,607)	(27,626,239)	(615,981)
Net realized and change in unrealized gain (loss)	13,201,831	50,983,398	69,274,137	31,660,234	763,804
Net increase (decrease) in net assets resulting from operations	$15,084,261	$84,243,777	$54,641,599	$44,338,866	$913,238

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.
(C)	Class R6 commenced operations for Transamerica Capital Growth on October 18, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2019

	Transamerica Dynamic Income	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity	Transamerica Event Driven	Transamerica Floating Rate
Investment Income:
Dividend income	$8,840,296	$100,833		$26,198,221	$644,349	$120,017
Interest income	15,770	44,176,436		135,044	1,165,043	33,207,475
Non-cash dividend income	—	—		5,072,774	—	—
Net income from securities lending	294,459	155,457		796,793	18,167	34,304
Withholding taxes on foreign income	—	(115,084)		(3,203,890)	(350)	—
Total investment income	9,150,525	44,317,642		28,998,942	1,827,209	33,361,796

Expenses:
Investment management fees	976,485	4,080,732		7,594,198	1,253,827	3,548,043
Distribution and service fees:
Class A	147,896	23,526		10,974	—	64,535
Class C	949,371	96,821		11,862	—	198,856
Class T1 (A)	7	7		7	—	7
Transfer agent fees
Class A	73,164	22,381		16,304	—	25,668
Class C	122,827	18,427		2,557	—	19,031
Class I	43,970	502,815		7,756	879	123,194
Class I2	—	11,475		62,219	7,862	29,525
Class R6	—	369		—	—	—
Advisor Class (A)	6	21		7	9	—
Trustees, CCO and deferred compensation fees	4,792	16,204		21,160	2,636	14,225
Audit and tax fees	27,183	42,239		55,677	42,364	49,063
Custody fees	3,197	114,959		208,145	30,197	156,254
Legal fees	8,987	30,078		52,878	5,344	27,872
Printing and shareholder reports fees	97,087	113,913		95,407	11,960	80,628
Registration fees	55,970	94,844		68,379	32,934	63,954
Filing fees	23,949	15,794		13,714	10,854	13,077
Dividends, interest and fees for borrowings from securities sold short	—	—		—	196,094	—
Other	6,061	20,316		30,980	4,016	18,796
Total expenses before waiver and/or reimbursement and recapture	2,540,952	5,204,921		8,252,224	1,598,976	4,432,728
Expenses waived and/or reimbursed:
Class A	(43,680)	(4,310)		(1,134)	—	(10,999)
Class C	(77,138)	—		(86)	—	(6,710)
Class I	(23,027)	—		(595)	(1,228)	(50,520)
Class I2	—	—		(77,603)	(69,871)	—
Advisor Class (A)	(4)	—		—	(13)	—
Recapture of previously waived and/or reimbursed fees:
Class A	1,296	4,310		544	—	6,421
Class C	6,423	—		—	—	4,340
Class I	941	—		—	604	22,089
Class I2	—	—		—	94,536	—
Net expenses	2,405,763	5,204,921		8,173,350	1,623,004	4,397,349

Net investment income (loss)	6,744,762	39,112,721		20,825,592	204,205	28,964,447

Net realized gain (loss) on:
Investments	(3,123,023)	(6,539,970	)(B)	(64,226,955)	1,138,892	(11,288,973)
Securities sold short	—	—		—	767,315	—
Written options and swaptions	—	—		—	210,287	—
Swap agreements	—	—		—	207,702	—
Futures contracts	—	—		—	(1,035,617)	—
Forward foreign currency contracts	—	(1,468,144)		—	94,846	—
Foreign currency transactions	—	(96,662)		(451,872)	88,806	—
Net realized gain (loss)	(3,123,023)	(8,104,776)		(64,678,827)	1,472,231	(11,288,973)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	13,050,499	36,271,246	(C)	108,406,256	4,967,636	(2,833,403)
Unfunded commitment	—	—		—	—	(3,400)
Securities sold short	—	—		—	(2,228,817)	—
Written options and swaptions	—	—		—	(5,813)	—
Swap agreements	—	—		—	(73,989)	—
Futures contracts	—	—		—	(87,907)	—
Forward foreign currency contracts	—	1,382,989		—	(61,140)	—
Translation of assets and liabilities denominated in foreign currencies	—	217,537		13,779	330,647	—
Net change in unrealized appreciation (depreciation)	13,050,499	37,871,772		108,420,035	2,840,617	(2,836,803)
Net realized and change in unrealized gain (loss)	9,927,476	29,766,996		43,741,208	4,312,848	(14,125,776)
Net increase (decrease) in net assets resulting from operations	$16,672,238	$68,879,717		$64,566,800	$4,517,053	$14,838,671

(A)	Class ceased operations on February 15, 2019.
(B)	Includes net of realized foreign capital gains tax of $3,094.
(C)	Includes net change in foreign capital gains tax of $(98,629).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2019

	Transamerica Global Equity	Transamerica Government Money Market	Transamerica High Quality Bond	Transamerica High Yield Bond	Transamerica High Yield Muni
Investment Income:
Dividend income	$2,437,301	$—	$—	$2,677,226	$90,520
Interest income	13,202	29,782,971	7,469,742	86,476,551	4,631,750
Net income from securities lending	15,343	—	4,967	597,337	1,619
Withholding taxes on foreign income	(174,572)	—	—	—	—
Total investment income	2,291,274	29,782,971	7,474,709	89,751,114	4,723,889

Expenses:
Investment management fees	877,186	2,997,858	954,248	8,073,470	560,906
Distribution and service fees:
Class A	131,975	472,060	—	218,091	64,007
Class B (A)	865	1,762	—	391	—
Class C	157,586	120,549	—	296,500	114,866
Class R	—	—	64,142	188,183	—
Class R2	—	2,010,561	—	—	—
Class R4	—	366,331	94,078	942,554	—
Class T1 (B)	8	—	—	7	8
Transfer agent fees
Class A	122,818	210,671	—	192,039	15,726
Class B (A)	941	1,258	—	593	—
Class C	29,186	14,019	—	41,134	8,424
Class I	38,141	40,798	—	90,048	69,980
Class I2	—	380	—	34,947	—
Class I3	—	7,152	15,049	21,752	—
Class R	—	—	—	52,930	—
Class R2	—	2,490,492	—	—	—
Class R4	—	10,990	2,822	28,277	—
Class R6	68	—	—	2,749	—
Advisor Class (B)	7	—	—	9	—
Trustees, CCO and deferred compensation fees	2,640	31,555	6,166	34,647	2,583
Audit and tax fees	19,174	31,402	38,047	48,477	42,430
Custody fees	23,376	162,849	28,601	132,990	41,757
Legal fees	5,076	116,517	12,433	65,480	4,977
Printing and shareholder reports fees	27,721	146,814	21,416	115,030	18,288
Registration fees	88,320	130,427	34,993	153,778	78,725
Filing fees	14,857	23,441	10,919	27,366	7,841
Other	3,264	49,232	8,034	41,830	3,158
Total expenses before waiver and/or reimbursement and recapture	1,543,209	9,437,118	1,290,948	10,803,272	1,033,676
Expenses waived and/or reimbursed:
Class A	(97,975)	(7,016)	—	(33,227)	(37,785)
Class B (A)	(959)	(928)	—	(547)	—
Class C	(30,558)	(1,060)	—	(3,610)	(35,242)
Class I	(29,718)	(3,684)	—	(4,082)	(59,242)
Class I2	—	—	—	(12,029)	—
Class I3	—	(227)	(7,845)	(9,383)	—
Class R	—	—	(393)	(61,948)	—
Class R2	—	(405,211)	—	—	—
Class R4	—	(66,995)	(22,814)	(120,069)	—
Class R6	(208)	—	—	(758)	—
Class T1 (B)	—	—	—	—	(3)
Advisor Class (B)	(6)	—	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	27,055	155,542	—	—	3,541
Class B	—	1,076	—	—	—
Class C	16,842	45,466	—	518	1,290
Class I	27,550	3	—	4,082	7,741
Class I2	—	29,507	—	—	—
Class I3	—	3,128	—	48	—
Class R	—	—	—	836	—
Class R4	—	144	3,650	10,215	—
Class R6	208	—	—	—	—
Net expenses	1,455,440	9,186,863	1,263,546	10,573,318	913,976

Net investment income (loss)	835,834	20,596,108	6,211,163	79,177,796	3,809,913

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2019

	Transamerica Global Equity	Transamerica Government Money Market	Transamerica High Quality Bond	Transamerica High Yield Bond	Transamerica High Yield Muni
Net realized gain (loss) on:
Investments	$4,697,132	$—	$606,443	$(11,005,992)	$(297,921)
Foreign currency transactions	(13,163)	—	—	—	—
Net realized gain (loss)	4,683,969	—	606,443	(11,005,992)	(297,921)

Net change in unrealized appreciation (depreciation) on:
Investments	2,169,572	—	6,034,498	35,803,758	5,968,897
Translation of assets and liabilities denominated in foreign currencies	(157)	—	—	—	—
Net change in unrealized appreciation (depreciation)	2,169,415	—	6,034,498	35,803,758	5,968,897
Net realized and change in unrealized gain (loss)	6,853,384	—	6,640,941	24,797,766	5,670,976
Net increase (decrease) in net assets resulting from operations	$7,689,218	$20,596,108	$12,852,104	$103,975,562	$9,480,889

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2019

	Transamerica Inflation Opportunities	Transamerica Inflation-Protected Securities	Transamerica Intermediate Bond	Transamerica Intermediate Muni	Transamerica International Equity
Investment Income:
Dividend income	$3,143	$—	$183,700	$270,175	$166,891,439
Interest income	3,601,967	2,674,140	89,573,033	47,474,456	572,479
Net income from securities lending	1,217	845	129,173	—	1,392,061
Withholding taxes on foreign income	—	—	(7,084)	—	(13,812,593)
Total investment income	3,606,327	2,674,985	89,878,822	47,744,631	155,043,386

Expenses:
Investment management fees	815,997	466,491	10,578,580	6,408,346	35,122,966
Distribution and service fees:
Class A	1,865	—	—	598,872	455,103
Class C	4,705	—	—	1,436,763	529,979
Class R	—	48,663	323,175	—	170,306
Class R4	—	13,307	464,140	—	42,437
Class T1 (A)	7	—	—	7	14
Transfer agent fees
Class A	885	—	—	111,615	487,260
Class C	479	—	—	94,049	106,564
Class I	3,659	—	—	1,187,800	2,386,493
Class I2	10,226	—	144,129	—	145,882
Class I3	—	8,078	48,303	—	15,847
Class R	—	—	1,754	—	936
Class R4	—	399	13,924	—	1,273
Class R6	4	—	—	—	16,691
Advisor Class (A)	—	—	—	532	1,334
Trustees, CCO and deferred compensation fees	3,491	3,033	70,010	37,493	123,153
Audit and tax fees	37,787	37,922	66,528	56,936	72,248
Custody fees	29,840	22,016	219,326	232,988	563,051
Legal fees	6,693	7,921	136,859	72,023	239,376
Printing and shareholder reports fees	14,002	8,899	249,992	217,613	999,569
Registration fees	62,611	31,629	68,132	187,879	264,793
Filing fees	8,418	8,812	37,611	23,864	67,483
Other	4,500	4,127	113,543	44,642	162,343
Total expenses before waiver and/or reimbursement and recapture	1,005,169	661,297	12,536,006	10,711,422	41,975,101
Expenses waived and/or reimbursed:
Class A	(666)	—	—	(239,548)	(98,681)
Class C	(357)	—	—	(359,191)	—
Class I	(3,508)	—	—	(296,110)	—
Class I2	—	—	(12,599)	—	—
Class I3	—	(41,052)	(8,593)	—	—
Class R	—	(7,599)	(573)	—	—
Class R4	—	(11,909)	(33,189)	—	—
Class T1 (A)	—	—	—	(3)	—
Recapture of previously waived and/or reimbursed fees:
Class A	162	—	—	—	48,304
Class C	118	—	—	—	—
Class I	1,418	—	—	—	—
Class I3	—	22,362	—	—	—
Class R	—	9,355	—	—	—
Class R4	—	7,143	2,366	—	—
Net expenses	1,002,336	639,597	12,483,418	9,816,570	41,924,724

Net investment income (loss)	2,603,991	2,035,388	77,395,404	37,928,061	113,118,662

Net realized gain (loss) on:
Investments	(744,145)	(680,539)	36,073,363	1,651,178	(107,628,308)
Forward foreign currency contracts	1,371,161	626,603	—	—	—
Foreign currency transactions	(96,816)	(15,489)	—	—	(597,851)
Net realized gain (loss)	530,200	(69,425)	36,073,363	1,651,178	(108,226,159)

Net change in unrealized appreciation (depreciation) on:
Investments	10,199,760	8,498,598	187,891,216	92,728,203	352,189,450
Forward foreign currency contracts	(1,151,958)	(416,557)	—	—	—
Translation of assets and liabilities denominated in foreign currencies	7,889	2,318	105,537	—	386,761
Net change in unrealized appreciation (depreciation)	9,055,691	8,084,359	187,996,753	92,728,203	352,576,211
Net realized and change in unrealized gain (loss)	9,585,891	8,014,934	224,070,116	94,379,381	244,350,052
Net increase (decrease) in net assets resulting from operations	$12,189,882	$10,050,322	$301,465,520	$132,307,442	$357,468,714

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2019

	Transamerica International Growth	Transamerica International Small Cap Value	Transamerica International Stock	Transamerica Large Cap Value	Transamerica Large Core
Investment Income:
Dividend income	$36,814,607	$20,831,506	$261,723	$56,606,599	$5,702,588
Interest income	164,000	83,967	7	723,735	—
Net income from securities lending	558,563	205,403	358	101,074	1,967
Withholding taxes on foreign income	(3,754,928)	(1,863,485)	(24,998)	(303,374)	—
Total investment income	33,782,242	19,257,391	237,090	57,128,034	5,704,555

Expenses:
Investment management fees	8,526,888	5,873,732	70,075	13,288,199	1,164,166
Distribution and service fees:
Class A	226	—	1,169	225,013	—
Class C	—	—	—	456,971	—
Class R	—	—	—	—	333,448
Class R4	—	—	—	—	12,794
Class T1 (A)	—	—	—	7	—
Transfer agent fees
Class A	626	—	80	129,147	—
Class C	—	—	—	60,687	—
Class I	98	197,446	498	376,100	—
Class I2	84,255	32,373	646	117,459	—
Class I3	—	—	—	—	14,034
Class R	—	—	—	—	1,911
Class R4	—	—	—	—	384
Class R6	—	—	35	2,244	—
Advisor Class (A)	—	—	—	1,031	—
Trustees, CCO and deferred compensation fees	27,733	15,037	144	51,563	6,453
Audit and tax fees	25,201	28,960	22,833	43,360	24,481
Custody fees	70,934	135,788	17,960	129,827	25,580
Legal fees	53,299	30,006	11,491	101,142	12,653
Printing and shareholder reports fees	138,359	67,328	37,493	282,791	22,545
Registration fees	55,236	30,780	120,034	140,751	33,522
Filing fees	20,801	11,658	4,422	34,317	10,935
Other	73,484	21,952	332	65,320	7,986
Total expenses before waiver and/or reimbursement and recapture	9,077,140	6,445,060	287,212	15,505,929	1,670,892
Expenses waived and/or reimbursed:
Class A	(498)	—	(31,895)	—	—
Class I	(61)	—	(33,077)	(66,883)	—
Class I2	—	—	(174,743)	—	—
Class I3	—	—	—	—	(672)
Class R4	—	—	—	—	(15)
Class R6	—	—	(31,584)	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	31	—	23,162	—	—
Class I	2	—	23,802	—	—
Class I2	—	—	14,716	—	—
Class I3	—	—	—	—	112,028
Class R	—	—	—	—	37,697
Class R4	—	—	—	—	5,920
Class R6	—	—	23,044	—	—
Net expenses	9,076,614	6,445,060	100,637	15,439,046	1,825,850

Net investment income (loss)	24,705,628	12,812,331	136,453	41,688,988	3,878,705

Net realized gain (loss) on:
Investments	(61,035,258)	(25,859,671)	(177,644)	22,290,004	(622,268)
Foreign currency transactions	(1,027,329)	92,195	(127,716)	—	—
Net realized gain (loss)	(62,062,587)	(25,767,476)	(305,360)	22,290,004	(622,268)

Net change in unrealized appreciation (depreciation) on:
Investments	196,103,364	62,088,173	2,715,338	(6,265,871)	22,256,766
Translation of assets and liabilities denominated in foreign currencies	139,880	8,934	992	—	—
Net change in unrealized appreciation (depreciation)	196,243,244	62,097,107	2,716,330	(6,265,871)	22,256,766
Net realized and change in unrealized gain (loss)	134,180,657	36,329,631	2,410,970	16,024,133	21,634,498
Net increase (decrease) in net assets resulting from operations	$158,886,285	$49,141,962	$2,547,423	$57,713,121	$25,513,203

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS (continued)

For the period ended October 31, 2019

	Transamerica Large Growth	Transamerica Large Value Opportunities	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica MLP & Energy Income
Investment Income:
Dividend income	$6,371,522	$16,346,454	$445,202	$28,049,289	$10,963,125
Interest income	5,469	44	29,641	1,397,842	297,527
Net income from securities lending	29,266	446	30,283	206,573	18,269
Withholding taxes on foreign income	(36,964)	(5,738)	—	—	(343,895)
Total investment income	6,369,293	16,341,206	505,126	29,653,704	10,935,026

Expenses:
Investment management fees	5,211,494	2,515,715	644,795	11,126,146	3,221,509
Distribution and service fees:
Class A	—	—	26,099	147,304	47,686
Class C	—	—	13,156	187,845	138,796
Class R	644,746	408,523	98,321	326,446	—
Class R4	92,375	102,809	7,135	803,197	—
Class T1 (A)	—	—	7	8	7
Transfer agent fees
Class A	—	—	19,781	198,800	35,654
Class C	—	—	2,479	26,835	30,367
Class I	—	—	855	441,240	18,534
Class I2	—	—	1,285	21,002	17,733
Class I3	47,690	33,243	2,931	16,374	—
Class R	3,649	2,276	546	2,033	—
Class R4	2,771	3,084	214	24,096	—
Class R6	—	—	—	15,643	—
Advisor Class (A)	—	—	6	6	5
Trustees, CCO and deferred compensation fees	19,972	14,098	1,903	39,801	7,135
Audit and tax fees	31,070	26,260	25,760	44,993	36,236
Custody fees	87,137	41,012	17,226	117,633	25,313
Legal fees	40,915	27,295	2,721	78,257	14,158
Printing and shareholder reports fees	67,670	47,223	5,582	263,479	43,064
Registration fees	39,753	39,339	82,184	152,960	63,995
Filing fees	21,254	14,670	12,940	30,363	9,867
Other	24,844	17,570	1,632	49,589	9,382
Total expenses before waiver and/or reimbursement and recapture	6,335,340	3,293,117	967,558	14,114,050	3,719,441
Expenses waived and/or reimbursed:
Class A	—	—	(15,235)	(200,579)	(8,830)
Class C	—	—	(2,220)	(5,321)	(11,062)
Class I	—	—	(770)	(54,193)	—
Class I2	—	—	(6,076)	(9,477)	—
Class I3	(25,498)	(12)	(40,103)	(9,172)	—
Class R	(4,895)	(3,354)	(26,353)	(5,826)	—
Class R4	(20,283)	(1,618)	(9,681)	(337,696)	—
Class R6	—	—	—	(5,714)	—
Class T1 (A)	—	—	(2)	—	—
Advisor Class (A)	—	—	(5)	—	(1)
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	3,180	71,284	2,507
Class C	—	—	454	6	1,989
Class I	—	—	123	435	—
Class I2	—	—	1,029	—	—
Class I3	—	34,858	25,665	—	—
Class R	—	13,792	21,490	6,827	—
Class R4	2,184	4,916	4,559	8,195	—
Net expenses	6,286,848	3,341,699	923,613	13,572,819	3,704,044

Net investment income (loss)	82,445	12,999,507	(418,487)	16,080,885	7,230,982

Net realized gain (loss) on:
Investments	138,713,909	(336,389)	3,052,135	34,759,911	(13,450,549)
Foreign currency transactions	(22,695)	—	—	—	1,740
Net realized gain (loss)	138,691,214	(336,389)	3,052,135	34,759,911	(13,448,809)

Net change in unrealized appreciation (depreciation) on:
Investments	(21,407,826)	27,803,045	17,944,621	86,789,438	6,924,703
Translation of assets and liabilities denominated in foreign currencies	(224)	—	—	—	464
Net change in unrealized appreciation (depreciation)	(21,408,050)	27,803,045	17,944,621	86,789,438	6,925,167
Net realized and change in unrealized gain (loss)	117,283,164	27,466,656	20,996,756	121,549,349	(6,523,642)
Net increase (decrease) in net assets resulting from operations	$117,365,609	$40,466,163	$20,578,269	$137,630,234	$707,340

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS (continued)

For the period ended October 31, 2019

	Transamerica Multi-Asset Income	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Core	Transamerica Small Cap Growth
Investment Income:
Dividend income	$3,678,959	$10,730,500	$—	$3,280,617	$655,481
Interest income	4,904,635	12,197,322	96,941,160	55,209	84,288
Net income from securities lending	54,410	54,584	27,621	59,495	17,521
Withholding taxes on foreign income	(22,667)	(8,082)	(7,829)	(15,414)	—
Total investment income	8,615,337	22,974,324	96,960,952	3,379,907	757,290

Expenses:
Investment management fees	1,151,432	6,290,090	13,372,059	1,591,509	1,212,119
Distribution and service fees:
Class A	74,288	1,348,061	1,690,938	7,573	37,954
Class B (A)	—	4,188	—	—	—
Class C	406,201	1,891,625	3,514,794	5,884	43,920
Class R	—	—	—	191,529	80,604
Class R4	—	—	—	13,155	7,161
Class T1 (B)	8	8	7	7	64
Transfer agent fees
Class A	37,008	452,199	429,848	6,335	29,348
Class B (A)	—	4,393	—	—	—
Class C	42,755	178,969	342,003	925	6,851
Class I	117,392	267,612	1,674,853	1,904	39,536
Class I2	—	—	20,222	1,337	2,583
Class I3	—	—	—	9,377	2,162
Class R	—	—	—	1,043	463
Class R4	—	—	—	395	215
Class R6	—	713	1,797	—	4
Advisor Class (B)	66	48	3,667	6	8
Trustees, CCO and deferred compensation fees	4,537	24,006	70,972	4,752	3,470
Audit and tax fees	42,567	43,288	63,870	27,545	23,164
Custody fees	28,542	119,979	200,703	34,531	25,893
Legal fees	8,749	46,214	136,028	9,191	6,795
Printing and shareholder reports fees	35,314	131,973	471,584	18,663	31,395
Registration fees	78,152	104,384	206,671	83,312	113,028
Filing fees	8,506	24,113	40,538	13,796	13,733
Other	5,338	31,729	87,537	6,173	4,373
Total expenses before waiver and/or reimbursement and recapture	2,040,855	10,963,592	22,328,091	2,028,942	1,684,843
Expenses waived and/or reimbursed:
Class A	(3,436)	—	—	(3,940)	(18,712)
Class B (A)	—	(2,542)	—	—	—
Class C	(1,909)	—	—	(506)	(3,958)
Class I	(55,842)	—	—	(800)	(26,169)
Class I2	(3)	—	—	(2,310)	(22,853)
Class I3	—	—	—	(18,332)	(13,520)
Class R	—	—	—	(3,053)	(6,043)
Class R4	—	—	—	(4,936)	(4,307)
Class R6	—	—	—	—	(25)
Class T1 (B)	—	—	—	(1)	(15)
Advisor Class (B)	(20)	—	—	(2)	(4)
Recapture of previously waived and/or reimbursed fees:
Class A	3,436	—	—	74	583
Class C	1,909	—	—	61	193
Class I	31,663	—	—	160	3,146
Class I2	12	—	—	937	9,958
Class I3	—	—	—	8,554	597
Class R4	—	—	—	164	408
Net expenses	2,016,665	10,961,050	22,328,091	2,005,012	1,604,122

Net investment income (loss)	6,598,672	12,013,274	74,632,861	1,374,895	(846,832)

Net realized gain (loss) on:
Investments	844,157	29,396,916	1,541,076	(17,271,902)	9,471,121
Futures contracts	—	663,802	—	—	—
Foreign currency transactions	(4,756)	—	—	17	—
Net realized gain (loss)	839,401	30,060,718	1,541,076	(17,271,885)	9,471,121

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS (continued)

For the period ended October 31, 2019

	Transamerica Multi-Asset Income	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Core	Transamerica Small Cap Growth

Net change in unrealized appreciation (depreciation) on:
Investments	$13,834,460	$70,623,364	$66,195,032	$2,462,377	$6,481,845
Futures contracts	—	424,563	—	—	—
Translation of assets and liabilities denominated in foreign currencies	2,336	—	—	—	—
Net change in unrealized appreciation (depreciation)	13,836,796	71,047,927	66,195,032	2,462,377	6,481,845
Net realized and change in unrealized gain (loss)	14,676,197	101,108,645	67,736,108	(14,809,508)	15,952,966
Net increase (decrease) in net assets resulting from operations	$21,274,869	$113,121,919	$142,368,969	$(13,434,613)	$15,106,134

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2019

	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Unconstrained Bond	Transamerica US Growth
Investment Income:
Dividend income	$3,593,507	$14,594,786	$1,182,850	$9,454,923
Interest income	75,906	343,017	33,477,651	158,071
Net income from securities lending	308,809	168,151	174,001	36,191
Withholding taxes on foreign income	—	(12,415)	—	(36,686)
Total investment income	3,978,222	15,093,539	34,834,502	9,612,499

Expenses:
Investment management fees	1,909,123	6,325,627	4,638,198	7,904,491
Distribution and service fees:
Class A	10,121	853,746	—	1,465,872
Class B (A)	—	1,912	—	14,189
Class C	7,276	1,424,753	—	145,034
Class R	42,812	—	—	—
Class R4	614	—	—	—
Class T1 (B)	7	8	—	9
Transfer agent fees
Class A	8,894	742,738	—	1,047,204
Class B (A)	—	2,343	—	11,791
Class C	898	223,462	—	29,621
Class I	15,068	307,198	1,153	275,320
Class I2	13,883	1,478	52,340	17,184
Class I3	1,915	—	—	—
Class R	239	—	—	—
Class R4	18	—	—	—
Class R6	4	2,144	—	—
Class T	—	—	—	84,016
Advisor Class (B)	6	185	6	8
Trustees, CCO and deferred compensation fees	6,095	20,258	17,069	28,434
Audit and tax fees	24,165	28,505	55,584	33,464
Custody fees	35,683	72,175	162,112	63,311
Legal fees	12,253	39,081	33,981	52,825
Printing and shareholder reports fees	29,029	176,064	74,212	152,678
Registration fees	95,400	142,477	42,865	101,719
Filing fees	15,111	21,964	12,717	23,900
Other	7,966	24,913	22,081	62,984
Total expenses before waiver and/or reimbursement and recapture	2,236,580	10,411,031	5,112,318	11,514,054
Expenses waived and/or reimbursed:
Class A	(4,678)	—	—	—
Class B (A)	—	(1,774)	—	(5,743)
Class C	(292)	—	—	(22,379)
Class I	(3,190)	—	(8)	—
Class I2	(6,841)	—	(7,193)	—
Class I3	(1,032)	—	—	—
Class R	(299)	—	—	—
Class R4	(215)	—	—	—
Class R6	(2)	—	—	—
Advisor Class (B)	(1)	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	846	—	—	—
Class C	129	—	—	22,379
Class I	1,716	—	—	—
Class R4	87	—	—	—
Net expenses	2,222,808	10,409,257	5,105,117	11,508,311

Net investment income (loss)	1,755,414	4,684,282	29,729,385	(1,895,812)

Net realized gain (loss) on:
Investments	1,890,717	13,395,335	(11,588,371)	121,338,133
Futures contracts	—	—	(12,744,358)	—
Forward foreign currency contracts	—	—	(5,233)	—
Foreign currency transactions	(5)	—	(613,070)	—
Net realized gain (loss)	1,890,712	13,395,335	(24,951,032)	121,338,133

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2019

	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Unconstrained Bond	Transamerica US Growth

Net change in unrealized appreciation (depreciation) on:
Investments	$1,953,462	$41,061,548	$26,114,656	$88,291,273
Unfunded commitment	—	—	(4,033)	—
Futures contracts	—	—	(503,609)	—
Forward foreign currency contracts	—	—	(987,091)	—
Translation of assets and liabilities denominated in foreign currencies	6	—	54,644	(3,290)
Net change in unrealized appreciation (depreciation)	1,953,468	41,061,548	24,674,567	88,287,983
Net realized and change in unrealized gain (loss)	3,844,180	54,456,883	(276,465)	209,626,116
Net increase (decrease) in net assets resulting from operations	$5,599,594	$59,141,165	$29,452,920	$207,730,304

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Balanced II		Transamerica Bond		Transamerica Capital Growth
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$1,882,430	$2,013,120	$33,260,379	$19,665,802	$(14,632,538)	$(7,731,018)
Net realized gain (loss)	2,630,631	1,536,510	3,167,514	(582,496)	248,146,744	67,937,248
Net change in unrealized appreciation (depreciation)	10,571,200	(235,662)	47,815,884	(21,519,364)	(178,872,607)	56,011,941
Net increase (decrease) in net assets resulting from operations	15,084,261	3,313,968	84,243,777	(2,436,058)	54,641,599	116,218,171

Distributions to shareholders:
Class A	—	—	(3,599,802)	(2,976,214)	(16,845,243)	(43,513,097)
Class B (A)	—	—	(928)	(8,013)	(41,993)	(359,311)
Class C	—	—	(1,514,060)	(1,421,858)	(8,569,291)	(20,055,109)
Class I	—	—	(24,398,329)	(10,582,642)	(29,773,771)	(55,327,406)
Class I2	—	—	(3,545,254)	(4,492,263)	(13,510,949)	(65,956,671)
Class I3	(2,359,981)	(1,119,238)	—	—	—	—
Class R	(3,396,677)	(1,383,991)	—	—	—	—
Class R6 (B)	—	—	(503,661)	(321,402)	—	—
Class T1 (C)	—	—	(118)	(514)	(2,954)	(11,709)
Advisor Class (C)	—	—	—	(1,268)	(16,460)	(5,364)
Net increase (decrease) in net assets resulting from distributions to shareholders	(5,756,658)	(2,503,229)	(33,562,152)	(19,804,174)	(68,760,661)	(185,228,667)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	75,784,620	34,165,272	163,954,427	210,615,143
Class B (A)	—	—	1,616	79,777	18,955	72,154
Class C	—	—	45,576,088	15,182,942	103,162,094	93,876,218
Class I	—	—	867,375,933	306,757,666	785,845,665	635,496,801
Class I2	—	—	239,618	6,223,598	3,794,193	18,539,341
Class I3	590,339	1,090,664	—	—	—	—
Class R	2,972,488	4,334,814	—	—	—	—
Class R6 (B)	—	—	11,408,787	5,495,156	204,903	—
Class T1 (C)	—	—	—	—	9,700	71,600
Advisor Class (C)	—	—	—	186,181	3,800	382,462
	3,562,827	5,425,478	1,000,386,662	368,090,592	1,056,993,737	959,053,719
Issued from fund acquisition:
Class I2	—	—	—	—	171,778,728	—
Class R6 (B)	—	—	—	—	14,982,875	—
	—	—	—	—	186,761,603	—
Dividends and/or distributions reinvested:
Class A	—	—	3,182,834	2,599,757	15,744,346	42,819,001
Class B (A)	—	—	881	7,829	41,964	357,982
Class C	—	—	1,260,503	1,153,551	8,420,392	19,328,218
Class I	—	—	18,490,111	8,614,351	29,370,611	54,098,365
Class I2	—	—	3,545,254	4,492,263	13,510,949	65,956,671
Class I3	2,359,981	1,119,238	—	—	—	—
Class R	3,396,677	1,383,991	—	—	—	—
Class R6 (B)	—	—	503,661	321,402	—	—
Class T1 (C)	—	—	101	393	2,954	11,709
Advisor Class (C)	—	—	—	652	16,460	5,364
	5,756,658	2,503,229	26,983,345	17,190,198	67,107,676	182,577,310
Cost of shares redeemed:
Class A	—	—	(41,940,624)	(32,073,539)	(146,505,845)	(99,359,362)
Class B (A)	—	—	(48,203)	(111,196)	(22,933)	(209,205)
Class C	—	—	(12,567,104)	(15,901,194)	(45,651,712)	(24,538,488)
Class I	—	—	(233,374,752)	(89,887,771)	(475,600,960)	(246,590,786)
Class I2	—	—	(25,998,005)	(23,364,274)	(35,163,964)	(115,092,349)
Class I3	(6,385,554)	(8,691,683)	—	—	—	—
Class R	(23,822,041)	(15,153,991)	—	—	—	—
Class R6 (B)	—	—	(2,017,577)	(2,580,180)	(95,904)	—
Class T1 (C)	—	—	(10,527)	(9,551)	(75,200)	(30,000)
Advisor Class (C)	—	—	—	(197,200)	(426,071)	(6,333)
	(30,207,595)	(23,845,674)	(315,956,792)	(164,124,905)	(703,542,589)	(485,826,523)
Automatic conversions:
Class A	—	—	71,198	378,629	879,020	991,771
Class B	—	—	(71,198)	(378,629)	(879,020)	(991,771)
	—	—	—	—	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Balanced II		Transamerica Bond		Transamerica Capital Growth
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
Automatic conversions:
Class A	$—	$—	$2,053,180	$2,793,123	$5,022,289	$15,746,478
Class C	—	—	(2,053,180)	(2,793,123)	(5,022,289)	(15,746,478)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(20,888,110)	(15,916,967)	711,413,215	221,155,885	607,320,427	655,804,506
Net increase (decrease) in net assets	(11,560,507)	(15,106,228)	762,094,840	198,915,653	593,201,365	586,794,010

Net assets:
Beginning of year	132,233,713	147,339,941	639,120,791	440,205,138	1,420,113,025	833,319,015
End of year	$120,673,206	$132,233,713	$1,401,215,631	$639,120,791	$2,013,314,390	$1,420,113,025

Capital share transactions - shares:
Shares issued:
Class A	—	—	8,249,628	3,751,474	5,896,175	7,713,880
Class B (A)	—	—	179	8,737	900	3,393
Class C	—	—	4,971,272	1,676,024	4,669,717	4,229,922
Class I	—	—	93,962,005	33,657,653	26,697,868	22,078,737
Class I2	—	—	26,122	681,527	259,845	1,332,671
Class I3	55,932	104,576	—	—	—	—
Class R	289,343	414,862	—	—	—	—
Class R6 (B)	—	—	1,234,352	601,410	15,357	—
Class T1 (C)	—	—	—	—	382	2,448
Advisor Class (C)	—	—	—	20,514	139	12,993
	345,275	519,438	108,443,558	40,397,339	37,540,383	35,374,044
Shares issued on fund acquisition:
Class I2	—	—	—	—	12,844,998	—
Class R6 (B)	—	—	—	—	1,120,366	—
	—	—	—	—	13,965,364	—
Shares reinvested:
Class A	—	—	346,066	285,260	662,641	1,815,926
Class B (A)	—	—	98	854	2,296	19,257
Class C	—	—	137,907	127,365	449,807	1,019,959
Class I	—	—	1,998,725	946,024	1,174,824	2,191,075
Class I2	—	—	386,053	491,573	1,142,092	5,384,218
Class I3	241,447	107,753	—	—	—	—
Class R	350,180	133,356	—	—	—	—
Class R6 (B)	—	—	54,555	35,250	—	—
Class T1 (C)	—	—	11	43	124	496
Advisor Class (C)	—	—	—	71	660	218
	591,627	241,109	2,923,415	1,886,440	3,432,444	10,431,149
Shares redeemed:
Class A	—	—	(4,541,197)	(3,514,073)	(5,295,810)	(3,661,460)
Class B (A)	—	—	(5,374)	(12,222)	(1,092)	(9,832)
Class C	—	—	(1,381,656)	(1,755,671)	(2,104,314)	(1,139,370)
Class I	—	—	(25,372,662)	(9,849,780)	(16,489,041)	(8,645,444)
Class I2	—	—	(2,820,054)	(2,560,259)	(2,546,337)	(8,254,667)
Class I3	(615,129)	(838,918)	—	—	—	—
Class R	(2,300,042)	(1,453,957)	—	—	—	—
Class R6 (B)	—	—	(217,239)	(283,314)	(7,090)	—
Class T1 (C)	—	—	(1,165)	(1,044)	(2,729)	(1,155)
Advisor Class (C)	—	—	—	(21,716)	(14,789)	(204)
	(2,915,171)	(2,292,875)	(34,339,347)	(17,998,079)	(26,461,202)	(21,712,132)
Automatic conversions:
Class A	—	—	7,812	41,310	30,433	37,489
Class B	—	—	(7,801)	(41,254)	(39,645)	(47,394)
	—	—	11	56	(9,212)	(9,905)
Automatic conversions:
Class A	—	—	221,106	309,018	178,851	541,233
Class C	—	—	(222,518)	(310,890)	(227,886)	(677,285)
	—	—	(1,412)	(1,872)	(49,035)	(136,052)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Balanced II		Transamerica Bond		Transamerica Capital Growth
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
Net increase (decrease) in shares outstanding:
Class A	—	—	4,283,415	872,989	1,472,290	6,447,068
Class B (A)	—	—	(12,898)	(43,885)	(37,541)	(34,576)
Class C	—	—	3,505,005	(263,172)	2,787,324	3,433,226
Class I	—	—	70,588,068	24,753,897	11,383,651	15,624,368
Class I2	—	—	(2,407,879)	(1,387,159)	11,700,598	(1,537,778)
Class I3	(317,750)	(626,589)	—	—	—	—
Class R	(1,660,519)	(905,739)	—	—	—	—
Class R6 (B)	—	—	1,071,668	353,346	1,128,633	—
Class T1 (C)	—	—	(1,154)	(1,001)	(2,223)	1,789
Advisor Class (C)	—	—	—	(1,131)	(13,990)	13,007
	(1,978,269)	(1,532,328)	77,026,225	24,283,884	28,418,742	23,947,104

(A)	Class ceased operations on May 6, 2019.
(B)	Class R6 commenced operations for Transamerica Capital Growth on October 18, 2019.
(C)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Dividend Focused		Transamerica Dynamic Allocation		Transamerica Dynamic Income
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$12,678,632	$14,209,151	$149,434	$127,733	$6,744,762	$8,711,197
Net realized gain (loss)	59,286,473	78,058,559	1,379,785	372,170	(3,123,023)	4,596,113
Net change in unrealized appreciation (depreciation)	(27,626,239)	(88,893,899)	(615,981)	(325,121)	13,050,499	(19,499,727)
Net increase (decrease) in net assets resulting from operations	44,338,866	3,373,811	913,238	174,782	16,672,238	(6,192,417)

Distributions to shareholders:
Class A	(12,974,346)	(7,676,436)	(112,118)	(68,070)	(2,377,154)	(2,838,673)
Class C	(782,738)	(516,821)	(4,957)	(4,153)	(3,254,419)	(3,951,559)
Class I	(2,234,630)	(2,399,153)	(32,828)	(36,886)	(1,743,915)	(1,976,216)
Class I2	(74,189,906)	(47,996,255)	—	—	—	—
Class R6	(672,731)	(313,512)	—	—	—	—
Class T1 (A)	(2,888)	(1,191)	(105)	(74)	(105)	(365)
Advisor Class (A)	(1,560)	(931)	—	—	(108)	(373)
Return of capital:
Class A	—	—	—	—	(591,949)	(728,928)
Class C	—	—	—	—	(810,402)	(1,014,701)
Class I	—	—	—	—	(434,262)	(507,463)
Class T1 (A)	—	—	—	—	(26)	(92)
Advisor Class (A)	—	—	—	—	(28)	(97)
Net increase (decrease) in net assets resulting from distributions to shareholders	(90,858,799)	(58,904,299)	(150,008)	(109,183)	(9,212,368)	(11,018,467)

Capital share transactions:
Proceeds from shares sold:
Class A	8,974,798	10,375,813	562,805	3,913,662	1,587,296	3,774,057
Class C	3,928,096	851,701	247,743	684,440	1,482,915	2,543,481
Class I	3,067,457	22,514,565	695,137	1,003,272	16,673,685	10,300,333
Class I2	8,967,098	66,167,413	—	—	—	—
Class R6	936,656	1,074,179	—	—	—	—
Class T1 (A)	—	24,379	—	—	—	—
	25,874,105	101,008,050	1,505,685	5,601,374	19,743,896	16,617,871
Dividends and/or distributions reinvested:
Class A	12,961,595	7,670,992	111,892	67,754	2,717,182	3,320,002
Class C	780,105	516,570	4,924	4,117	3,763,669	4,611,066
Class I	2,232,331	2,396,839	32,828	36,886	2,147,872	2,271,029
Class I2	74,189,906	47,996,255	—	—	—	—
Class R6	672,731	313,512	—	—	—	—
Class T1 (A)	2,888	1,191	105	74	131	457
Advisor Class (A)	1,560	931	—	—	136	470
	90,841,116	58,896,290	149,749	108,831	8,628,990	10,203,024
Cost of shares redeemed:
Class A	(17,951,568)	(21,692,704)	(5,349,044)	(2,067,226)	(21,936,644)	(33,378,047)
Class C	(3,479,245)	(1,571,911)	(1,379,911)	(1,558,934)	(31,513,301)	(49,751,701)
Class I	(8,905,043)	(22,984,684)	(717,512)	(1,463,812)	(21,533,160)	(32,069,016)
Class I2	(100,875,088)	(161,668,665)	—	—	—	—
Class R6	(880,158)	(499,445)	—	—	—	—
Class T1 (A)	(31,447)	(3,500)	(10,782)	—	(10,441)	—
Advisor Class (A)	(11,234)	—	—	—	(10,442)	—
	(132,133,783)	(208,420,909)	(7,457,249)	(5,089,972)	(75,003,988)	(115,198,764)
Automatic conversions:
Class A	852,319	533,498	58,518	486,064	5,544,466	1,965,282
Class C	(852,319)	(533,498)	(58,518)	(486,064)	(5,544,466)	(1,965,282)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(15,418,562)	(48,516,569)	(5,801,815)	620,233	(46,631,102)	(88,377,869)
Net increase (decrease) in net assets	(61,938,495)	(104,047,057)	(5,038,585)	685,832	(39,171,232)	(105,588,753)

Net assets:
Beginning of year	594,894,714	698,941,771	19,499,695	18,813,863	220,629,339	326,218,092
End of year	$532,956,219	$594,894,714	$14,461,110	$19,499,695	$181,458,107	$220,629,339

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Dividend Focused		Transamerica Dynamic Allocation		Transamerica Dynamic Income
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018

Capital share transactions - shares:
Shares issued:
Class A	1,015,229	937,102	48,065	325,704	175,506	402,454
Class C	442,696	76,229	21,359	57,032	164,995	273,393
Class I	337,729	1,912,576	60,854	83,680	1,831,892	1,110,186
Class I2	994,701	5,800,798	—	—	—	—
Class R6	101,927	96,383	—	—	—	—
Class T1 (A)	—	2,190	—	—	—	—
	2,892,282	8,825,278	130,278	466,416	2,172,393	1,786,033
Shares reinvested:
Class A	1,545,506	686,110	9,955	5,679	301,938	360,155
Class C	93,888	46,353	441	348	420,323	502,037
Class I	266,631	214,277	2,934	3,105	238,413	246,421
Class I2	8,852,392	4,295,038	—	—	—	—
Class R6	80,178	28,062	—	—	—	—
Class T1 (A)	346	107	9	6	15	49
Advisor Class (A)	186	82	—	—	15	51
	10,839,127	5,270,029	13,339	9,138	960,704	1,108,713
Shares redeemed:
Class A	(1,942,004)	(1,940,771)	(457,073)	(171,845)	(2,445,615)	(3,598,352)
Class C	(379,275)	(140,520)	(116,387)	(130,564)	(3,522,860)	(5,387,132)
Class I	(938,275)	(2,037,868)	(61,883)	(121,747)	(2,382,852)	(3,460,924)
Class I2	(10,874,035)	(14,378,117)	—	—	—	—
Class R6	(95,458)	(44,719)	—	—	—	—
Class T1 (A)	(3,250)	(305)	(919)	—	(1,149)	—
Advisor Class (A)	(1,217)	—	—	—	(1,152)	—
	(14,233,514)	(18,542,300)	(636,262)	(424,156)	(8,353,628)	(12,446,408)
Automatic conversions:
Class A	96,072	46,878	4,974	39,153	604,457	215,660
Class C	(96,627)	(47,209)	(5,027)	(39,713)	(607,675)	(216,781)
	(555)	(331)	(53)	(560)	(3,218)	(1,121)
Net increase (decrease) in shares outstanding:
Class A	714,803	(270,681)	(394,079)	198,691	(1,363,714)	(2,620,083)
Class C	60,682	(65,147)	(99,614)	(112,897)	(3,545,217)	(4,828,483)
Class I	(333,915)	88,985	1,905	(34,962)	(312,547)	(2,104,317)
Class I2	(1,026,942)	(4,282,281)	—	—	—	—
Class R6	86,647	79,726	—	—	—	—
Class T1 (A)	(2,904)	1,992	(910)	6	(1,134)	49
Advisor Class (A)	(1,031)	82	—	—	(1,137)	51
	(502,660)	(4,447,324)	(492,698)	50,838	(5,223,749)	(9,552,783)

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity		Transamerica Event Driven
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$39,112,721	$45,603,698	$20,825,592	$9,716,309	$204,205	$(503,143)
Net realized gain (loss)	(8,104,776)	(51,839,174)	(64,678,827)	(37,916,126)	1,472,231	3,255,138
Net change in unrealized appreciation (depreciation)	37,871,772	(52,161,593)	108,420,035	(128,358,143)	2,840,617	(2,564,107)
Net increase (decrease) in net assets resulting from operations	68,879,717	(58,397,069)	64,566,800	(156,557,960)	4,517,053	187,888

Distributions to shareholders:
Class A	(325,061)	(694,026)	(13,769)	(71,692)	—	—
Class C	(289,607)	(325,271)	—	(1,032)	—	—
Class I	(19,384,805)	(21,985,652)	(69,084)	(72,864)	(15,011)	(915)
Class I2	(6,267,258)	(6,633,509)	(9,490,631)	(2,365,604)	(2,151,965)	(1,548,315)
Class R6	(204,543)	(260,275)	—	—	—	—
Class T1 (A)	(87)	(319)	(84)	(71)	—	—
Advisor Class (A)	(284)	(638)	(102)	(110)	(300)	(160)
Return of capital:
Class A	—	(75,977)	—	—	—	—
Class C	—	(35,609)	—	—	—	—
Class I	—	(2,406,799)	—	—	—	—
Class I2	—	(726,180)	—	—	—	—
Class R6	—	(28,493)	—	—	—	—
Class T1 (A)	—	(34)	—	—	—	—
Advisor Class (A)	—	(67)	—	—	—	—
Net increase (decrease) in net assets resulting from distributions to shareholders	(26,471,645)	(33,172,849)	(9,573,670)	(2,511,373)	(2,167,276)	(1,549,390)

Capital share transactions:
Proceeds from shares sold:
Class A	2,444,722	14,063,676	1,312,793	4,710,603	—	—
Class C	823,332	2,020,456	415,601	654,698	—	—
Class I	153,999,298	276,722,017	1,097,623	17,741,544	124,584	658,461
Class I2	399,295	34,115,378	1,022,132	898,106,042	225,690	55,373,167
Class R6	4,043,273	3,625,398	—	—	—	—
Advisor Class (A)	428	22,552	—	—	—	9,884
	161,710,348	330,569,477	3,848,149	921,212,887	350,274	56,041,512
Dividends and/or distributions reinvested:
Class A	313,023	756,316	13,716	71,570	—	—
Class C	266,219	333,535	—	1,032	—	—
Class I	15,266,165	19,397,127	69,084	71,978	15,011	912
Class I2	6,267,258	7,359,689	9,490,631	2,365,604	2,151,965	1,548,315
Class R6	143,622	74,060	—	—	—	—
Class T1 (A)	87	353	84	71	—	—
Advisor Class (A)	284	705	102	110	300	160
	22,256,658	27,921,785	9,573,617	2,510,365	2,167,276	1,549,387
Cost of shares redeemed:
Class A	(9,827,760)	(19,118,138)	(1,906,888)	(10,071,471)	—	—
Class C	(2,648,306)	(4,868,153)	(1,159,782)	(1,104,470)	—	—
Class I	(224,678,743)	(429,968,194)	(1,277,121)	(17,844,573)	(33,752)	(175)
Class I2	(43,122,922)	(73,725,067)	(103,253,279)	(114,204,858)	(27,631,941)	(29,736,125)
Class R6	(4,073,222)	(4,278,305)	—	—	—	—
Class T1 (A)	(10,504)	—	(10,359)	—	—	—
Advisor Class (A)	(34,147)	(239)	(12,042)	—	(16,050)	(4,237)
	(284,395,604)	(531,958,096)	(107,619,471)	(143,225,372)	(27,681,743)	(29,740,537)
Automatic conversions:
Class A	389,034	85,621	17,742	133,511	—	—
Class C	(389,034)	(85,621)	(17,742)	(133,511)	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(100,428,598)	(173,466,834)	(94,197,705)	780,497,880	(25,164,193)	27,850,362
Net increase (decrease) in net assets	(58,020,526)	(265,036,752)	(39,204,575)	621,428,547	(22,814,416)	26,488,860

Net assets:
Beginning of year	674,729,760	939,766,512	860,115,729	238,687,182	116,734,118	90,245,258
End of year	$616,709,234	$674,729,760	$820,911,154	$860,115,729	$93,919,702	$116,734,118

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity		Transamerica Event Driven
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018

Capital share transactions - shares:
Shares issued:
Class A	235,928	1,348,306	134,368	412,256	—	—
Class C	81,339	188,373	42,986	57,760	—	—
Class I	14,981,143	25,892,393	112,834	1,692,558	12,186	62,348
Class I2	38,562	3,292,154	105,627	81,382,284	21,996	5,310,123
Class R6	384,484	343,733	—	—	—	—
Advisor Class (A)	42	2,135	—	—	—	928
	15,721,498	31,067,094	395,815	83,544,858	34,182	5,373,399
Shares reinvested:
Class A	30,519	72,321	1,524	6,520	—	—
Class C	26,151	31,901	—	94	—	—
Class I	1,482,558	1,828,138	7,659	6,512	1,522	87
Class I2	609,057	697,745	1,053,344	214,082	221,624	150,614
Class R6	13,922	7,049	—	—	—	—
Class T1 (A)	9	33	9	6	—	—
Advisor Class (A)	29	67	11	10	30	15
	2,162,245	2,637,254	1,062,547	227,224	223,176	150,716
Shares redeemed:
Class A	(979,828)	(1,873,721)	(199,075)	(910,691)	—	—
Class C	(260,699)	(471,054)	(122,998)	(101,200)	—	—
Class I	(21,822,766)	(41,290,406)	(135,354)	(1,714,681)	(3,206)	(17)
Class I2	(4,169,461)	(7,215,697)	(10,747,707)	(10,383,039)	(2,694,147)	(2,846,460)
Class R6	(394,931)	(426,395)	—	—	—	—
Class T1 (A)	(1,010)	—	(1,068)	—	—	—
Advisor Class (A)	(3,268)	(23)	(1,215)	—	(1,569)	(398)
	(27,631,963)	(51,277,296)	(11,207,417)	(13,109,611)	(2,698,922)	(2,846,875)
Automatic conversions:
Class A	37,443	8,712	1,818	13,376	—	—
Class C	(37,740)	(8,775)	(1,837)	(13,511)	—	—
	(297)	(63)	(19)	(135)	—	—
Net increase (decrease) in shares outstanding:
Class A	(675,938)	(444,382)	(61,365)	(478,539)	—	—
Class C	(190,949)	(259,555)	(81,849)	(56,857)	—	—
Class I	(5,359,065)	(13,569,875)	(14,861)	(15,611)	10,502	62,418
Class I2	(3,521,842)	(3,225,798)	(9,588,736)	71,213,327	(2,450,527)	2,614,277
Class R6	3,475	(75,613)	—	—	—	—
Class T1 (A)	(1,001)	33	(1,059)	6	—	—
Advisor Class (A)	(3,197)	2,179	(1,204)	10	(1,539)	545
	(9,748,517)	(17,573,011)	(9,749,074)	70,662,336	(2,441,564)	2,677,240

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Floating Rate		Transamerica Global Equity		Transamerica Government Money Market
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$28,964,447	$32,633,578	$835,834	$202,936	$20,596,108	$10,421,389
Net realized gain (loss)	(11,288,973)	318,096	4,683,969	11,404,123	—	—
Net change in unrealized appreciation (depreciation)	(2,836,803)	(7,301,367)	2,169,415	(12,390,011)	—	—
Net increase (decrease) in net assets resulting from operations	14,838,671	25,650,307	7,689,218	(782,952)	20,596,108	10,421,389

Distributions to shareholders:
Class A	(1,279,886)	(1,714,526)	(13,068)	(807,300)	(3,070,100)	(772,195)
Class B (A)	—	—	—	(5,993)	(548)	(31)
Class C	(840,954)	(711,254)	—	(510,170)	(68,665)	(867)
Class I	(5,991,885)	(5,449,204)	(74,335)	(746,307)	(365,363)	(194,793)
Class I2	(20,944,564)	(25,131,093)	—	—	(74,325)	(280)
Class I3	—	—	—	—	(1,931,043)	(990,000)
Class R2	—	—	—	—	(12,396,432)	(6,272,459)
Class R4	—	—	—	—	(2,706,954)	(2,190,764)
Class R6	—	—	(2,938)	(24,294)	—	—
Class T1 (B)	(155)	(451)	(6)	(179)	—	—
Advisor Class (B)	—	—	(27)	(255)	—	—
Net increase (decrease) in net assets resulting from distributions to shareholders	(29,057,444)	(33,006,528)	(90,374)	(2,094,498)	(20,613,430)	(10,421,389)

Capital share transactions:
Proceeds from shares sold:
Class A	10,257,246	30,977,953	1,733,370	4,587,452	137,449,584	65,365,822
Class B (A)	—	—	4,227	10,966	8,567	90,724
Class C	4,513,734	9,398,709	380,046	1,050,539	12,640,089	12,163,868
Class I	50,365,367	158,554,811	7,563,001	5,094,686	3,446,872	7,238,529
Class I2	275,571	168,091,938	—	—	5,436,000	2,658,935
Class I3	—	—	—	—	520,476,831	522,618,214
Class R2	—	—	—	—	251,051,561	166,105,237
Class R4	—	—	—	—	117,122,333	79,350,513
Class R6	—	—	252,990	242,886	—	—
	65,411,918	367,023,411	9,933,634	10,986,529	1,047,631,837	855,591,842
Dividends and/or distributions reinvested:
Class A	1,270,733	1,700,265	12,078	736,670	3,052,122	765,363
Class B (A)	—	—	—	5,963	495	19
Class C	825,011	701,724	—	467,509	67,170	747
Class I	5,918,132	5,413,873	69,132	627,897	344,135	181,342
Class I2	20,944,564	25,131,093	—	—	74,325	280
Class I3	—	—	—	—	1,931,043	990,183
Class R2	—	—	—	—	12,396,432	6,272,459
Class R4	—	—	—	—	2,706,954	2,190,764
Class R6	—	—	2,938	24,294	—	—
Class T1 (B)	132	451	6	179	—	—
Advisor Class (B)	—	—	27	255	—	—
	28,958,572	32,947,406	84,181	1,862,767	20,572,676	10,401,157
Cost of shares redeemed:
Class A	(23,861,842)	(33,712,226)	(9,805,365)	(11,366,028)	(125,470,775)	(91,066,511)
Class B (A)	—	—	(7,503)	(129,584)	(34,151)	(129,481)
Class C	(8,549,819)	(4,872,939)	(3,912,539)	(8,772,107)	(16,492,390)	(13,504,066)
Class I	(140,552,949)	(47,531,167)	(3,932,358)	(6,988,774)	(6,859,421)	(7,716,977)
Class I2	(404,081,506)	(226,818,641)	—	—	(4,127,233)	(6,491,761)
Class I3	—	—	—	—	(493,951,562)	(539,727,067)
Class R2	—	—	—	—	(81,353,120)	(79,035,174)
Class R4	—	—	—	—	(176,245,652)	(97,691,667)
Class R6	—	—	(302,903)	(406,037)	—	—
Class T1 (B)	(10,534)	—	(11,620)	—	—	—
Advisor Class (B)	—	—	(12,483)	—	—	—
	(577,056,650)	(312,934,973)	(17,984,771)	(27,662,530)	(904,534,304)	(835,362,704)
Automatic conversions:
Class A	—	—	195,226	623,334	424,383	275,445
Class B (A)	—	—	(195,226)	(623,334)	(424,383)	(275,445)
	—	—	—	—	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Floating Rate		Transamerica Global Equity		Transamerica Government Money Market
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
Automatic conversions:
Class A	$427,681	$158,465	$7,578,843	$17,269,985	$474,307	$4,889,826
Class C	(427,681)	(158,465)	(7,578,843)	(17,269,985)	(474,307)	(4,889,826)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(482,686,160)	87,035,844	(7,966,956)	(14,813,234)	163,670,209	30,630,295
Net increase (decrease) in net assets	(496,904,933)	79,679,623	(368,112)	(17,690,684)	163,652,887	30,630,295

Net assets:
Beginning of year	719,927,999	640,248,376	105,642,604	123,333,288	1,219,773,848	1,189,143,553
End of year	$223,023,066	$719,927,999	$105,274,492	$105,642,604	$1,383,426,735	$1,219,773,848

Capital share transactions - shares:
Shares issued:
Class A	1,054,717	3,118,850	128,526	329,924	137,449,585	65,365,822
Class B (A)	—	—	309	798	8,567	90,724
Class C	464,771	946,167	29,502	76,657	12,640,091	12,163,868
Class I	5,197,945	16,033,189	553,973	361,573	3,446,872	7,238,529
Class I2	28,286	16,874,398	—	—	5,436,000	2,658,935
Class I3	—	—	—	—	520,476,833	522,618,214
Class R2	—	—	—	—	251,051,562	166,105,237
Class R4	—	—	—	—	117,122,333	79,350,513
Class R6	—	—	18,425	17,382	—	—
	6,745,719	36,972,604	730,735	786,334	1,047,631,843	855,591,842
Shares reinvested:
Class A	130,841	171,389	974	53,537	3,052,121	765,363
Class B (A)	—	—	—	437	495	19
Class C	84,866	70,725	—	34,554	67,170	747
Class I	611,051	548,089	5,571	45,632	344,135	181,342
Class I2	2,153,729	2,532,602	—	—	74,323	280
Class I3	—	—	—	—	1,931,043	990,183
Class R2	—	—	—	—	12,396,429	6,272,459
Class R4	—	—	—	—	2,706,954	2,190,764
Class R6	—	—	237	1,764	—	—
Class T1 (B)	14	46	—	13	—	—
Advisor Class (B)	—	—	2	18	—	—
	2,980,501	3,322,851	6,784	135,955	20,572,670	10,401,157
Shares redeemed:
Class A	(2,471,943)	(3,399,213)	(722,699)	(816,151)	(125,470,776)	(91,066,511)
Class B (A)	—	—	(597)	(9,468)	(34,151)	(129,481)
Class C	(877,761)	(490,691)	(298,210)	(641,388)	(16,492,389)	(13,504,066)
Class I	(14,490,005)	(4,809,523)	(292,946)	(502,507)	(6,859,421)	(7,716,977)
Class I2	(41,650,286)	(22,841,767)	—	—	(4,127,232)	(6,491,761)
Class I3	—	—	—	—	(493,951,562)	(539,727,067)
Class R2	—	—	—	—	(81,353,120)	(79,035,174)
Class R4	—	—	—	—	(176,245,652)	(97,691,667)
Class R6	—	—	(22,516)	(29,176)	—	—
Class T1 (B)	(1,085)	—	(848)	—	—	—
Advisor Class (B)	—	—	(889)	—	—	—
	(59,491,080)	(31,541,194)	(1,338,705)	(1,998,690)	(904,534,303)	(835,362,704)
Automatic conversions:
Class A	—	—	13,886	45,115	424,383	275,445
Class B (A)	—	—	(14,130)	(45,637)	(424,050)	(275,445)
	—	—	(244)	(522)	333	—
Automatic conversions:
Class A	43,811	16,008	557,407	1,216,143	474,307	4,889,826
Class C	(43,801)	(16,008)	(572,913)	(1,242,651)	(474,307)	(4,889,826)
	10	—	(15,506)	(26,508)	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Floating Rate		Transamerica Global Equity		Transamerica Government Money Market
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
Net increase (decrease) in shares outstanding:
Class A	(1,242,574)	(92,966)	(21,906)	828,568	15,929,620	(19,770,055)
Class B (A)	—	—	(14,418)	(53,870)	(449,139)	(314,183)
Class C	(371,925)	510,193	(841,621)	(1,772,828)	(4,259,435)	(6,229,277)
Class I	(8,681,009)	11,771,755	266,598	(95,302)	(3,068,414)	(297,106)
Class I2	(39,468,271)	(3,434,767)	—	—	1,383,091	(3,832,546)
Class I3	—	—	—	—	28,456,314	(16,118,670)
Class R2	—	—	—	—	182,094,871	93,342,522
Class R4	—	—	—	—	(56,416,365)	(16,150,390)
Class R6	—	—	(3,854)	(10,030)	—	—
Class T1 (B)	(1,071)	46	(848)	13	—	—
Advisor Class (B)	—	—	(887)	18	—	—
	(49,764,850)	8,754,261	(616,936)	(1,103,431)	163,670,543	30,630,295

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica High Quality Bond		Transamerica High Yield Bond		Transamerica High Yield Muni
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$6,211,163	$6,005,362	$79,177,796	$94,484,246	$3,809,913	$3,630,775
Net realized gain (loss)	606,443	(2,869,403)	(11,005,992)	6,553,769	(297,921)	(100,506)
Net change in unrealized appreciation (depreciation)	6,034,498	(1,897,277)	35,803,758	(100,287,376)	5,968,897	(2,439,155)
Net increase (decrease) in net assets resulting from operations	12,852,104	1,238,682	103,975,562	750,639	9,480,889	1,091,114

Distributions to shareholders:
Class A	—	—	(4,797,236)	(5,154,162)	(931,266)	(1,114,939)
Class B (A)	—	—	(3,047)	(24,048)	—	—
Class C	—	—	(1,409,698)	(1,878,383)	(349,658)	(336,838)
Class I	—	—	(4,249,037)	(6,999,933)	(2,528,251)	(2,178,524)
Class I2	—	—	(27,363,567)	(35,336,286)	(409)	(375)
Class I3	(6,076,937)	(5,292,699)	(16,936,055)	(19,478,851)	—	—
Class R	(336,587)	(298,452)	(2,021,155)	(2,519,293)	—	—
Class R4	(1,096,904)	(801,249)	(21,144,240)	(20,574,821)	—	—
Class R6	—	—	(2,135,745)	(1,801,266)	—	—
Class T1 (B)	—	—	(159)	(583)	(120)	(370)
Advisor Class (B)	—	—	(285)	(890)	—	—
Net increase (decrease) in net assets resulting from distributions to shareholders	(7,510,428)	(6,392,400)	(80,060,224)	(93,768,516)	(3,809,704)	(3,631,046)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	32,993,875	38,203,122	9,954,383	13,238,105
Class B (A)	—	—	310	11,353	—	—
Class C	—	—	4,570,392	4,030,047	2,273,692	2,041,923
Class I	—	—	126,945,132	147,245,529	38,371,474	31,116,577
Class I2	—	—	2,421,305	88,697,016	—	—
Class I3	73,622,348	140,068,270	8,618,013	9,605,033	—	—
Class R	2,921,142	1,662,754	5,569,276	10,086,780	—	—
Class R4	16,603,956	8,465,097	57,182,197	45,360,966	—	—
Class R6	—	—	21,170,851	15,184,677	—	—
Class T1 (B)	—	—	—	1	—	—
Advisor Class (B)	—	—	—	2	—	—
	93,147,446	150,196,121	259,471,351	358,424,526	50,599,549	46,396,605
Dividends and/or distributions reinvested:
Class A	—	—	4,318,466	4,703,129	924,092	1,110,296
Class B (A)	—	—	2,963	22,647	—	—
Class C	—	—	1,308,337	1,740,441	347,983	335,430
Class I	—	—	4,104,219	6,655,453	2,521,080	2,156,673
Class I2	—	—	27,363,540	35,336,278	409	375
Class I3	6,076,937	5,292,699	16,935,672	19,478,851	—	—
Class R	336,587	298,452	1,802,587	2,314,432	—	—
Class R4	1,096,904	801,249	21,120,218	20,574,821	—	—
Class R6	—	—	2,135,920	1,801,244	—	—
Class T1 (B)	—	—	159	583	109	370
Advisor Class (B)	—	—	242	890	—	—
	7,510,428	6,392,400	79,092,323	92,628,769	3,793,673	3,603,144
Cost of shares redeemed:
Class A	—	—	(35,269,248)	(60,670,907)	(20,839,014)	(17,450,672)
Class B (A)	—	—	34,654	(193,666)	—	—
Class C	—	—	(7,092,570)	(14,199,088)	(2,941,848)	(2,652,436)
Class I	—	—	(144,494,404)	(230,621,466)	(30,499,946)	(27,374,270)
Class I2	—	—	(33,003,586)	(474,861,063)	—	—
Class I3	(130,048,875)	(152,551,826)	(50,245,051)	(92,903,355)	—	—
Class R	(4,645,626)	(7,558,553)	(15,456,717)	(22,751,620)	—	—
Class R4	(14,607,954)	(10,911,336)	(49,754,812)	(54,088,385)	—	—
Class R6	—	—	(8,835,399)	(20,083,678)	—	—
Class T1 (B)	—	—	(10,741)	—	(10,956)	—
Advisor Class (B)	—	—	(16,279)	—	—	—
	(149,302,455)	(171,021,715)	(344,144,153)	(970,373,228)	(54,291,764)	(47,477,378)
Automatic conversions:
Class A	—	—	151,472	1,002,202	—	—
Class B (A)	—	—	(151,472)	(1,002,202)	—	—
	—	—	—	—	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica High Quality Bond		Transamerica High Yield Bond		Transamerica High Yield Muni
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
Automatic conversions:
Class A	$—	$—	$3,727,191	$4,219,166	$139,340	$169,090
Class C	—	—	(3,727,191)	(4,219,166)	(139,340)	(169,090)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(48,644,581)	(14,433,194)	(5,580,479)	(519,319,933)	101,458	2,522,371
Net increase (decrease) in net assets	(43,302,905)	(19,586,912)	18,334,859	(612,337,810)	5,772,643	(17,561)

Net assets:
Beginning of period	282,648,925	302,235,837	1,403,235,025	2,015,572,835	103,454,087	103,471,648
End of period	$239,346,020	$282,648,925	$1,421,569,884	$1,403,235,025	$109,226,730	$103,454,087

Capital share transactions - shares:
Shares issued:
Class A	—	—	3,720,549	4,192,701	865,245	1,141,289
Class B (A)	—	—	35	1,257	—	—
Class C	—	—	514,274	442,594	196,220	176,016
Class I	—	—	14,134,618	16,024,804	3,298,261	2,681,393
Class I2	—	—	271,649	9,668,351	—	—
Class I3	7,444,897	14,232,135	954,162	1,040,594	—	—
Class R	293,783	166,877	619,412	1,099,763	—	—
Class R4	1,674,175	858,785	6,342,153	4,939,205	—	—
Class R6	—	—	2,350,839	1,650,554	—	—
	9,412,855	15,257,797	28,907,691	39,059,823	4,359,726	3,998,698
Shares reinvested:
Class A	—	—	484,922	518,144	79,280	96,160
Class B (A)	—	—	341	2,474	—	—
Class C	—	—	147,698	192,548	29,737	29,019
Class I	—	—	457,566	728,522	215,036	186,431
Class I2	—	—	3,041,824	3,843,781	35	32
Class I3	615,637	538,744	1,883,526	2,123,331	—	—
Class R	33,991	30,326	200,610	252,341	—	—
Class R4	111,060	81,558	2,347,640	2,245,041	—	—
Class R6	—	—	237,094	196,275	—	—
Class T1 (B)	—	—	18	64	10	32
Advisor Class (B)	—	—	28	97	—	—
	760,688	650,628	8,801,267	10,102,618	324,098	311,674
Shares redeemed:
Class A	—	—	(3,986,368)	(6,693,769)	(1,802,301)	(1,507,408)
Class B (A)	—	—	3,874	(21,180)	—	—
Class C	—	—	(804,049)	(1,567,720)	(253,677)	(229,802)
Class I	—	—	(16,186,910)	(25,266,623)	(2,633,965)	(2,369,628)
Class I2	—	—	(3,745,534)	(51,651,838)	—	—
Class I3	(13,151,435)	(15,466,620)	(5,605,265)	(10,121,460)	—	—
Class R	(467,790)	(766,564)	(1,717,646)	(2,469,136)	—	—
Class R4	(1,478,833)	(1,107,350)	(5,529,895)	(5,908,619)	—	—
Class R6	—	—	(980,597)	(2,185,438)	—	—
Class T1 (B)	—	—	(1,208)	—	(960)	—
Advisor Class (B)	—	—	(1,816)	—	—	—
	(15,098,058)	(17,340,534)	(38,555,414)	(105,885,783)	(4,690,903)	(4,106,838)
Automatic conversions:
Class A	—	—	17,005	109,646	—	—
Class B (A)	—	—	(17,059)	(109,518)	—	—
	—	—	(54)	128	—	—
Automatic conversions:
Class A	—	—	415,301	467,228	11,767	14,575
Class C	—	—	(417,510)	(469,554)	(11,757)	(14,563)
	—	—	(2,209)	(2,326)	10	12

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica High Quality Bond		Transamerica High Yield Bond		Transamerica High Yield Muni
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
Net increase (decrease) in shares outstanding:
Class A	—	—	651,409	(1,406,050)	(846,009)	(255,384)
Class B (A)	—	—	(12,809)	(126,967)	—	—
Class C	—	—	(559,587)	(1,402,132)	(39,477)	(39,330)
Class I	—	—	(1,594,726)	(8,513,297)	879,332	498,196
Class I2	—	—	(432,061)	(38,139,706)	35	32
Class I3	(5,090,901)	(695,741)	(2,767,577)	(6,957,535)	—	—
Class R	(140,016)	(569,361)	(897,624)	(1,117,032)	—	—
Class R4	306,402	(167,007)	3,159,898	1,275,627	—	—
Class R6	—	—	1,607,336	(338,609)	—	—
Class T1 (B)	—	—	(1,190)	64	(950)	32
Advisor Class (B)	—	—	(1,788)	97	—	—
	(4,924,515)	(1,432,109)	(848,719)	(56,725,540)	(7,069)	203,546

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Inflation Opportunities		Transamerica Inflation-Protected Securities		Transamerica Intermediate Bond
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$2,603,991	$4,131,818	$2,035,388	$4,067,187	$77,395,404	$81,709,218
Net realized gain (loss)	530,200	1,710,851	(69,425)	328,798	36,073,363	(36,084,758)
Net change in unrealized appreciation (depreciation)	9,055,691	(8,408,196)	8,084,359	(5,479,663)	187,996,753	(115,360,682)
Net increase (decrease) in net assets resulting from operations	12,189,882	(2,565,527)	10,050,322	(1,083,678)	301,465,520	(69,736,222)

Distributions to shareholders:
Class A	(11,193)	(13,213)	—	—	—	—
Class C	(5,149)	(10,155)	—	—	—	—
Class I	(47,553)	(17,402)	—	—	—	—
Class I2	(2,338,367)	(4,136,050)	—	—	(54,762,627)	(56,958,858)
Class I3	—	—	(2,585,805)	(3,170,576)	(18,423,248)	(18,678,249)
Class R	—	—	(196,619)	(221,753)	(1,479,017)	(2,316,866)
Class R4	—	—	(216,656)	(419,738)	(4,868,442)	(6,318,383)
Class R6	(892)	(1,243)	—	—	—	—
Class T1 (A)	(71)	(226)	—	—	—	—
Net increase (decrease) in net assets resulting from distributions to shareholders	(2,403,225)	(4,178,289)	(2,999,080)	(3,812,067)	(79,533,334)	(84,272,356)

Capital share transactions:
Proceeds from shares sold:
Class A	66,601	171,506	—	—	—	—
Class C	70,199	22,175	—	—	—	—
Class I	2,510,098	2,075,115	—	—	—	—
Class I2	735,568	26,457,996	—	—	28,253,306	170,041,312
Class I3	—	—	1,742,569	5,308,071	21,539,587	327,773,739
Class R	—	—	1,047,764	1,154,166	7,152,395	11,712,541
Class R4	—	—	1,306,281	3,154,125	38,761,272	29,943,124
	3,382,466	28,726,792	4,096,614	9,616,362	95,706,560	539,470,716
Dividends and/or distributions reinvested:
Class A	10,889	13,213	—	—	—	—
Class C	5,149	10,155	—	—	—	—
Class I	47,553	17,402	—	—	—	—
Class I2	2,338,367	4,136,050	—	—	54,762,627	56,958,858
Class I3	—	—	2,585,805	3,170,576	18,423,248	18,678,249
Class R	—	—	196,619	221,753	1,479,017	2,316,866
Class R4	—	—	216,656	419,738	4,868,442	6,318,383
Class R6	892	1,243	—	—	—	—
Class T1 (A)	71	226	—	—	—	—
	2,402,921	4,178,289	2,999,080	3,812,067	79,533,334	84,272,356
Cost of shares redeemed:
Class A	(79,081)	(208,620)	—	—	—	—
Class C	(22,933)	(125,378)	—	—	—	—
Class I	(246,173)	(149,821)	—	—	—	—
Class I2	(39,543,990)	(47,474,764)	—	—	(379,471,338)	(210,656,380)
Class I3	—	—	(17,855,380)	(36,960,643)	(302,983,743)	(243,489,920)
Class R	—	—	(3,197,155)	(3,185,784)	(57,140,717)	(26,653,038)
Class R4	—	—	(14,745,076)	(10,803,958)	(60,752,215)	(133,539,468)
Class T1 (A)	(10,259)	—	—	—	—	—
	(39,902,436)	(47,958,583)	(35,797,611)	(50,950,385)	(800,348,013)	(614,338,806)
Automatic conversions:
Class A	9,623	136,219	—	—	—	—
Class C	(9,623)	(136,219)	—	—	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(34,117,049)	(15,053,502)	(28,701,917)	(37,521,956)	(625,108,119)	9,404,266
Net increase (decrease) in net assets	(24,330,392)	(21,797,318)	(21,650,675)	(42,417,701)	(403,175,933)	(144,604,312)

Net assets:
Beginning of year	151,841,768	173,639,086	137,802,622	180,220,323	2,945,555,253	3,090,159,565
End of year	$127,511,376	$151,841,768	$116,151,947	$137,802,622	$2,542,379,320	$2,945,555,253

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Inflation Opportunities		Transamerica Inflation-Protected Securities		Transamerica Intermediate Bond
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018

Capital share transactions - shares:
Shares issued:
Class A	6,655	17,343	—	—	—	—
Class C	7,024	2,276	—	—	—	—
Class I	246,660	210,283	—	—	—	—
Class I2	73,203	2,639,987	—	—	2,889,261	16,901,618
Class I3	—	—	176,654	535,774	2,113,402	33,140,821
Class R	—	—	106,195	114,762	701,311	1,173,956
Class R4	—	—	132,966	317,869	3,842,517	2,986,752
	333,542	2,869,889	415,815	968,405	9,546,491	54,203,147
Shares reinvested:
Class A	1,105	1,342	—	—	—	—
Class C	535	1,047	—	—	—	—
Class I	4,763	1,767	—	—	—	—
Class I2	235,403	416,744	—	—	5,405,519	5,746,230
Class I3	—	—	263,616	321,631	1,819,051	1,882,526
Class R	—	—	20,069	22,492	146,128	233,150
Class R4	—	—	22,444	42,564	479,337	635,395
Class R6	89	126	—	—	—	—
Class T1 (A)	7	23	—	—	—	—
	241,902	421,049	306,129	386,687	7,850,035	8,497,301
Shares redeemed:
Class A	(7,916)	(21,100)	—	—	—	—
Class C	(2,394)	(12,905)	—	—	—	—
Class I	(24,045)	(15,133)	—	—	—	—
Class I2	(3,946,098)	(4,798,718)	—	—	(37,431,644)	(21,260,163)
Class I3	—	—	(1,810,799)	(3,717,133)	(29,502,427)	(24,719,482)
Class R	—	—	(322,797)	(319,623)	(5,709,001)	(2,668,167)
Class R4	—	—	(1,528,291)	(1,086,797)	(5,983,515)	(13,497,368)
Class T1 (A)	(1,053)	—	—	—	—	—
	(3,981,506)	(4,847,856)	(3,661,887)	(5,123,553)	(78,626,587)	(62,145,180)
Automatic conversions:
Class A	950	13,953	—	—	—	—
Class C	(970)	(14,200)	—	—	—	—
	(20)	(247)	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	794	11,538	—	—	—	—
Class C	4,195	(23,782)	—	—	—	—
Class I	227,378	196,917	—	—	—	—
Class I2	(3,637,492)	(1,741,987)	—	—	(29,136,864)	1,387,685
Class I3	—	—	(1,370,529)	(2,859,728)	(25,569,974)	10,303,865
Class R	—	—	(196,533)	(182,369)	(4,861,562)	(1,261,061)
Class R4	—	—	(1,372,881)	(726,364)	(1,661,661)	(9,875,221)
Class R6	89	126	—	—	—	—
Class T1 (A)	(1,046)	23	—	—	—	—
	(3,406,082)	(1,557,165)	(2,939,943)	(3,768,461)	(61,230,061)	555,268

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Intermediate Muni		Transamerica International Equity		Transamerica International Growth
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$37,928,061	$32,887,507	$113,118,662	$125,105,851	$24,705,628	$24,766,686
Net realized gain (loss)	1,651,178	(5,366,562)	(108,226,159)	166,017,252	(62,062,587)	174,008,088
Net change in unrealized appreciation (depreciation)	92,728,203	(39,608,905)	352,576,211	(746,968,797)	196,243,244	(354,812,569)
Net increase (decrease) in net assets resulting from operations	132,307,442	(12,087,960)	357,468,714	(455,845,694)	158,886,285	(156,037,795)

Distributions to shareholders:
Class A	(5,914,290)	(6,652,422)	(9,317,566)	(7,233,243)	(9,584)	—
Class C	(2,669,640)	(2,839,371)	(2,326,119)	(1,696,387)	—	—
Class I	(29,328,247)	(23,377,634)	(117,072,117)	(71,524,342)	(2,024)	—
Class I2	(283)	(249)	(109,821,969)	(73,435,227)	(191,458,593)	(22,882,446)
Class I3	—	—	(10,855,310)	(6,742,243)	—	—
Class R	—	—	(1,635,400)	(842,448)	—	—
Class R4	—	—	(748,348)	(495,072)	—	—
Class R6	—	—	(10,172,104)	(6,002,484)	(1,378)	—
Class T1 (A)	(81)	(233)	(911)	(257)	—	—
Advisor Class (A)	(6,499)	(15,541)	(112,005)	(12,723)	—	—
Net increase (decrease) in net assets resulting from distributions to shareholders	(37,919,040)	(32,885,450)	(262,061,849)	(167,984,426)	(191,471,579)	(22,882,446)

Capital share transactions:
Proceeds from shares sold:
Class A	94,379,092	83,072,555	41,398,565	64,373,383	76,048	54,621
Class C	25,125,189	25,376,273	4,732,171	18,947,231	—	—
Class I	648,803,374	470,615,460	1,026,346,576	1,402,209,858	4,543	14,760
Class I2	—	—	188,968,326	472,898,109	49,084,772	204,015,943
Class I3	—	—	8,227,178	7,325,000	—	—
Class R	—	—	3,002,497	6,693,917	—	—
Class R4	—	—	4,038,039	3,190,561	—	—
Class R6	—	—	84,784,663	116,826,370	—	10,000
Class T1 (A)	—	—	—	19,501	—	—
Advisor Class (A)	433,886	920,032	291,187	3,217,928	—	—
	768,741,541	579,984,320	1,361,789,202	2,095,701,858	49,165,363	204,095,324
Dividends and/or distributions reinvested:
Class A	5,503,603	6,315,321	8,451,921	6,766,872	9,584	—
Class C	2,258,292	2,420,139	2,019,668	1,457,576	—	—
Class I	22,952,456	17,091,456	105,994,701	66,820,752	2,024	—
Class I2	283	249	109,821,969	73,383,042	191,458,593	22,882,446
Class I3	—	—	10,855,310	6,742,243	—	—
Class R	—	—	1,635,400	842,448	—	—
Class R4	—	—	748,348	495,072	—	—
Class R6	—	—	10,172,104	5,818,711	1,378	—
Class T1 (A)	68	233	911	257	—	—
Advisor Class (A)	5,392	15,549	112,005	12,723	—	—
	30,720,094	25,842,947	249,812,337	162,339,696	191,471,579	22,882,446
Cost of shares redeemed:
Class A	(167,219,326)	(123,909,894)	(99,752,508)	(121,294,978)	(31,835)	—
Class C	(41,082,013)	(54,059,017)	(24,532,497)	(19,063,281)	—	—
Class I	(386,435,610)	(371,398,458)	(1,462,817,933)	(921,944,493)	(968)	—
Class I2	—	—	(610,460,118)	(410,622,817)	(262,267,476)	(199,968,352)
Class I3	—	—	(31,905,385)	(42,708,376)	—	—
Class R	—	—	(10,823,187)	(11,926,655)	—	—
Class R4	—	—	(1,700,962)	(7,622,080)	—	—
Class R6	—	—	(45,889,518)	(82,327,404)	—	—
Class T1 (A)	(10,698)	—	(24,746)	(3,000)	—	—
Advisor Class (A)	(1,084,313)	(593,806)	(2,513,368)	(1,039,455)	—	—
	(595,831,960)	(549,961,175)	(2,290,420,222)	(1,618,552,539)	(262,300,279)	(199,968,352)
Automatic conversions:
Class A	992,952	626,308	472,108	1,070,593	—	—
Class C	(992,952)	(626,308)	(472,108)	(1,070,593)	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	203,629,675	55,866,092	(678,818,683)	639,489,015	(21,663,337)	27,009,418
Net increase (decrease) in net assets	298,018,077	10,892,682	(583,411,818)	15,658,895	(54,248,631)	(151,910,823)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Intermediate Muni		Transamerica International Equity		Transamerica International Growth
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018

Net assets:
Beginning of year	$1,418,592,068	$1,407,699,386	$5,421,901,525	$5,406,242,630	$1,216,503,457	$1,368,414,280
End of year	$1,716,610,145	$1,418,592,068	$4,838,489,707	$5,421,901,525	$1,162,254,826	$1,216,503,457

Capital share transactions - shares:
Shares issued:
Class A	8,212,786	7,367,657	2,488,391	3,345,096	10,986	6,129
Class C	2,177,778	2,251,056	290,315	990,908	—	—
Class I	55,966,706	41,611,382	61,601,712	72,686,607	647	1,669
Class I2	—	—	11,122,278	24,147,942	7,167,736	22,568,356
Class I3	—	—	494,016	382,352	—	—
Class R	—	—	175,667	347,591	—	—
Class R4	—	—	236,459	163,495	—	—
Class R6	—	—	4,986,787	5,988,101	—	1,125
Class T1 (A)	—	—	—	981	—	—
Advisor Class (A)	38,482	81,533	16,507	163,897	—	—
	66,395,752	51,311,628	81,412,132	108,216,970	7,179,369	22,577,279
Shares reinvested:
Class A	476,954	562,468	548,816	354,101	1,561	—
Class C	195,742	215,990	132,611	77,243	—	—
Class I	1,970,538	1,515,988	6,812,010	3,458,631	329	—
Class I2	24	22	7,053,434	3,796,329	31,284,084	2,556,698
Class I3	—	—	692,303	346,467	—	—
Class R	—	—	103,901	43,180	—	—
Class R4	—	—	47,696	25,440	—	—
Class R6	—	—	647,080	298,090	224	—
Class T1 (A)	6	21	59	13	—	—
Advisor Class (A)	476	1,380	7,089	649	—	—
	2,643,740	2,295,869	16,044,999	8,400,143	31,286,198	2,556,698
Shares redeemed:
Class A	(14,592,462)	(11,005,031)	(6,079,760)	(6,293,427)	(4,568)	—
Class C	(3,591,398)	(4,818,479)	(1,507,120)	(1,013,783)	—	—
Class I	(33,693,788)	(32,923,381)	(87,155,027)	(48,536,128)	(133)	—
Class I2	—	—	(35,993,117)	(20,919,149)	(38,686,421)	(22,294,920)
Class I3	—	—	(1,870,919)	(2,175,713)	—	—
Class R	—	—	(635,166)	(615,778)	—	—
Class R4	—	—	(99,848)	(386,909)	—	—
Class R6	—	—	(2,693,684)	(4,229,345)	—	—
Class T1 (A)	(940)	—	(1,469)	(159)	—	—
Advisor Class (A)	(94,992)	(52,907)	(148,360)	(52,272)	—	—
	(51,973,580)	(48,799,798)	(136,184,470)	(84,222,663)	(38,691,122)	(22,294,920)
Automatic conversions:
Class A	84,498	55,888	27,945	57,628	—	—
Class C	(84,707)	(55,998)	(28,416)	(58,687)	—	—
	(209)	(110)	(471)	(1,059)	—	—
Net increase (decrease) in shares outstanding:
Class A	(5,818,224)	(3,019,018)	(3,014,608)	(2,536,602)	7,979	6,129
Class C	(1,302,585)	(2,407,431)	(1,112,610)	(4,319)	—	—
Class I	24,243,456	10,203,989	(18,741,305)	27,609,110	843	1,669
Class I2	24	22	(17,817,405)	7,025,122	(234,601)	2,830,134
Class I3	—	—	(684,600)	(1,446,894)	—	—
Class R	—	—	(355,598)	(225,007)	—	—
Class R4	—	—	184,307	(197,974)	—	—
Class R6	—	—	2,940,183	2,056,846	224	1,125
Class T1 (A)	(934)	21	(1,410)	835	—	—
Advisor Class (A)	(56,034)	30,006	(124,764)	112,274	—	—
	17,065,703	4,807,589	(38,727,810)	32,393,391	(225,555)	2,839,057

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Small Cap Value		Transamerica International Stock		Transamerica Large Cap Value
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018 (A)	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$12,812,331	$17,081,621	$136,453	$(1,019)	$41,688,988	$31,497,393
Net realized gain (loss)	(25,767,476)	51,498,005	(305,360)	(674)	22,290,004	196,906,396
Net change in unrealized appreciation (depreciation)	62,097,107	(114,672,789)	2,716,330	(160,903)	(6,265,871)	(207,866,272)
Net increase (decrease) in net assets resulting from operations	49,141,962	(46,093,163)	2,547,423	(162,596)	57,713,121	20,537,517

Distributions to shareholders:
Class A	—	—	(520)	—	(10,117,977)	(11,859,895)
Class C	—	—	—	—	(4,908,925)	(5,416,437)
Class I	(19,912,659)	(10,430,076)	(526)	—	(38,243,845)	(31,656,405)
Class I2	(32,128,632)	(16,845,554)	(520)	—	(179,435,398)	(218,906,146)
Class R6	—	—	(520)	—	(3,093,034)	(2,153,741)
Class T1 (B)	—	—	—	—	(1,018)	(1,252)
Advisor Class (B)	—	—	—	—	(152,908)	(266,827)
Net increase (decrease) in net assets resulting from distributions to shareholders	(52,041,291)	(27,275,630)	(2,086)	—	(235,953,105)	(270,260,703)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	17,895	500,000	14,954,685	34,593,548
Class C	—	—	—	—	10,691,585	17,855,992
Class I	42,457,716	94,653,501	18,226	500,000	148,592,891	250,391,490
Class I2	12,793,954	33,676,992	73,559,100	500,000	31,320,543	108,243,725
Class R6	—	—	—	500,000	9,596,075	14,820,432
Advisor Class (B)	—	—	—	—	15,971	3,807,018
	55,251,670	128,330,493	73,595,221	2,000,000	215,171,750	429,712,205
Dividends and/or distributions reinvested:
Class A	—	—	520	—	9,108,990	11,013,056
Class C	—	—	—	—	3,984,868	4,516,691
Class I	17,882,828	10,395,926	526	—	30,380,750	23,645,791
Class I2	32,128,632	16,845,554	520	—	179,435,398	218,906,146
Class R6	—	—	520	—	3,093,034	2,153,741
Class T1 (B)	—	—	—	—	1,018	1,252
Advisor Class (B)	—	—	—	—	152,908	266,827
	50,011,460	27,241,480	2,086	—	226,156,966	260,503,504
Cost of shares redeemed:
Class A	—	—	(976)	—	(30,946,348)	(43,942,788)
Class C	—	—	—	—	(21,309,614)	(14,620,812)
Class I	(233,699,206)	(106,602,952)	—	—	(270,800,517)	(109,385,787)
Class I2	(33,906,638)	(96,240,090)	—	—	(219,399,362)	(366,829,095)
Class R6	—	—	—	—	(7,127,020)	(4,042,101)
Class T1 (B)	—	—	—	—	(10,980)	—
Advisor Class (B)	—	—	—	—	(2,057,040)	(3,808,195)
	(267,605,844)	(202,843,042)	(976)	—	(551,650,881)	(542,628,778)
Automatic conversions:
Class A	—	—	—	—	717,014	1,226,810
Class C	—	—	—	—	(717,014)	(1,226,810)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(162,342,714)	(47,271,069)	73,596,331	2,000,000	(110,322,165)	147,586,931
Net increase (decrease) in net assets	(165,242,043)	(120,639,862)	76,141,668	1,837,404	(288,562,149)	(102,136,255)

Net assets:
Beginning of year	731,376,520	852,016,382	1,837,404	—	2,213,798,186	2,315,934,441
End of year	$566,134,477	$731,376,520	$77,979,072	$1,837,404	$1,925,236,037	$2,213,798,186

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Small Cap Value		Transamerica International Stock		Transamerica Large Cap Value
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018 (A)	October 31, 2019	October 31, 2018

Capital share transactions - shares:
Shares issued:
Class A	—	—	1,908	50,000	1,353,084	2,698,430
Class C	—	—	—	—	989,741	1,400,182
Class I	3,638,479	6,666,008	2,017	50,000	13,415,710	19,553,345
Class I2	1,067,407	2,377,703	7,899,916	50,000	2,799,204	8,395,702
Class R6	—	—	—	50,000	863,199	1,169,860
Advisor Class (B)	—	—	—	—	1,361	294,246
	4,705,886	9,043,711	7,903,841	200,000	19,422,299	33,511,765
Shares reinvested:
Class A	—	—	62	—	905,886	888,955
Class C	—	—	—	—	400,620	366,611
Class I	1,668,174	756,067	62	—	2,996,684	1,894,844
Class I2	2,991,493	1,223,352	62	—	17,700,123	17,566,281
Class R6	—	—	62	—	304,522	172,714
Class T1 (B)	—	—	—	—	102	101
Advisor Class (B)	—	—	—	—	15,169	21,309
	4,659,667	1,979,419	248	—	22,323,106	20,910,815
Shares redeemed:
Class A	—	—	(103)	—	(2,823,903)	(3,439,031)
Class C	—	—	—	—	(1,966,330)	(1,158,223)
Class I	(20,348,376)	(7,875,057)	—	—	(24,482,018)	(8,610,289)
Class I2	(2,882,054)	(6,688,786)	—	—	(19,378,082)	(28,422,613)
Class R6	—	—	—	—	(638,586)	(316,095)
Class T1 (B)	—	—	—	—	(982)	—
Advisor Class (B)	—	—	—	—	(181,043)	(296,278)
	(23,230,430)	(14,563,843)	(103)	—	(49,470,944)	(42,242,529)
Automatic conversions:
Class A	—	—	—	—	64,937	93,591
Class C	—	—	—	—	(65,403)	(94,309)
	—	—	—	—	(466)	(718)
Net increase (decrease) in shares outstanding:
Class A	—	—	1,867	50,000	(499,996)	241,945
Class C	—	—	—	—	(641,372)	514,261
Class I	(15,041,723)	(452,982)	2,079	50,000	(8,069,624)	12,837,900
Class I2	1,176,846	(3,087,731)	7,899,978	50,000	1,121,245	(2,460,630)
Class R6	—	—	62	50,000	529,135	1,026,479
Class T1 (B)	—	—	—	—	(880)	101
Advisor Class (B)	—	—	—	—	(164,513)	19,277
	(13,864,877)	(3,540,713)	7,903,986	200,000	(7,726,005)	12,179,333

(A)	Commenced operations on September 28, 2018.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Large Core		Transamerica Large Growth		Transamerica Large Value Opportunities
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$3,878,705	$3,181,307	$82,445	$931,960	$12,999,507	$10,103,525
Net realized gain (loss)	(622,268)	39,299,517	138,691,214	50,882,943	(336,389)	77,317,138
Net change in unrealized appreciation (depreciation)	22,256,766	(24,410,390)	(21,408,050)	39,918,938	27,803,045	(62,205,395)
Net increase (decrease) in net assets resulting from operations	25,513,203	18,070,434	117,365,609	91,733,841	40,466,163	25,215,268

Distributions to shareholders:
Class I3	(33,494,006)	(10,516,433)	(51,130,073)	(28,859,138)	(82,193,743)	(16,314,502)
Class R	(12,409,397)	(3,613,975)	(11,259,676)	(5,525,002)	(15,794,135)	(3,039,969)
Class R4	(944,680)	(415,139)	(3,067,488)	(1,583,244)	(8,730,705)	(1,213,363)
Net increase (decrease) in net assets resulting from distributions to shareholders	(46,848,083)	(14,545,547)	(65,457,237)	(35,967,384)	(106,718,583)	(20,567,834)

Capital share transactions:
Proceeds from shares sold:
Class I3	4,144,027	4,729,131	10,628,391	6,841,505	7,678,091	4,874,180
Class R	1,509,647	7,465,152	5,876,055	21,627,998	1,980,160	5,317,383
Class R4	429,993	247,225	3,248,277	4,763,363	16,946,049	4,045,018
	6,083,667	12,441,508	19,752,723	33,232,866	26,604,300	14,236,581
Dividends and/or distributions reinvested:
Class I3	33,494,006	10,516,433	51,130,073	28,859,138	82,193,743	16,314,502
Class R	12,409,397	3,613,975	11,259,676	5,525,002	15,794,135	3,039,969
Class R4	944,680	415,139	3,067,488	1,583,244	8,730,705	1,213,363
	46,848,083	14,545,547	65,457,237	35,967,384	106,718,583	20,567,834
Cost of shares redeemed:
Class I3	(20,775,687)	(29,006,226)	(86,550,003)	(124,042,641)	(60,516,673)	(86,641,189)
Class R	(19,131,877)	(15,975,810)	(46,245,671)	(41,908,897)	(37,582,706)	(19,194,740)
Class R4	(1,267,555)	(7,151,105)	(10,925,695)	(9,679,726)	(18,029,749)	(22,703,298)
	(41,175,119)	(52,133,141)	(143,721,369)	(175,631,264)	(116,129,128)	(128,539,227)
Net increase (decrease) in net assets resulting from capital share transactions	11,756,631	(25,146,086)	(58,511,409)	(106,431,014)	17,193,755	(93,734,812)
Net increase (decrease) in net assets	(9,578,249)	(21,621,199)	(6,603,037)	(50,664,557)	(49,058,665)	(89,087,378)

Net assets:
Beginning of year	267,632,515	289,253,714	800,002,413	850,666,970	598,931,667	688,019,045
End of year	$258,054,266	$267,632,515	$793,399,376	$800,002,413	$549,873,002	$598,931,667

Capital share transactions - shares:
Shares issued:
Class I3	429,447	415,662	932,410	544,684	851,620	440,353
Class R	154,338	649,806	476,392	1,685,024	208,849	480,715
Class R4	45,208	21,702	274,357	379,499	1,633,747	368,137
	628,993	1,087,170	1,683,159	2,609,207	2,694,216	1,289,205
Shares reinvested:
Class I3	3,947,064	936,284	4,893,808	2,466,584	9,992,136	1,484,294
Class R	1,466,414	322,061	1,081,621	473,842	1,922,607	276,508
Class R4	111,534	37,013	293,821	135,546	1,063,561	110,399
	5,525,012	1,295,358	6,269,250	3,075,972	12,978,304	1,871,201
Shares redeemed:
Class I3	(2,164,698)	(2,538,402)	(6,933,037)	(9,830,830)	(6,537,991)	(7,843,770)
Class R	(1,987,977)	(1,402,664)	(3,746,333)	(3,366,115)	(3,890,110)	(1,737,549)
Class R4	(134,819)	(630,684)	(888,881)	(763,105)	(1,994,459)	(2,076,810)
	(4,287,494)	(4,571,750)	(11,568,251)	(13,960,050)	(12,422,560)	(11,658,129)
Net increase (decrease) in shares outstanding:
Class I3	2,211,813	(1,186,456)	(1,106,819)	(6,819,562)	4,305,765	(5,919,123)
Class R	(367,225)	(430,797)	(2,188,320)	(1,207,249)	(1,758,654)	(980,326)
Class R4	21,923	(571,969)	(320,703)	(248,060)	702,849	(1,598,274)
	1,866,511	(2,189,222)	(3,615,842)	(8,274,871)	3,249,960	(8,497,723)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Mid Cap Growth		Transamerica Mid Cap Value Opportunities		Transamerica MLP & Energy Income
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$(418,487)	$461,084	$16,080,885	$16,376,150	$7,230,982	$2,599,532
Net realized gain (loss)	3,052,135	37,031,309	34,759,911	88,071,117	(13,448,809)	(1,924,083)
Net change in unrealized appreciation (depreciation)	17,944,621	(36,990,443)	86,789,438	(23,334,476)	6,925,167	(7,314,705)
Net increase (decrease) in net assets resulting from operations	20,578,269	501,950	137,630,234	81,112,791	707,340	(6,639,256)

Distributions to shareholders:
Class A	(3,390,336)	(175,096)	(7,646,310)	(8,172,969)	(187,587)	(282,971)
Class C	(432,213)	(24,769)	(1,146,490)	(1,292,636)	(116,268)	(160,718)
Class I	(196,830)	(13,939)	(23,727,906)	(30,090,327)	(184,148)	(316,956)
Class I2	(2,893)	(3,238,011)	(21,187,078)	(23,409,015)	(2,515,577)	(2,627,809)
Class I3	(11,444,616)	(931,099)	(16,928,642)	(20,225,453)	—	—
Class R	(6,087,925)	(417,313)	(4,822,358)	(6,113,362)	—	—
Class R4	(1,515,560)	(179,887)	(26,495,775)	(30,226,839)	—	—
Class R6	—	—	(15,092,910)	(1,475,600)	—	—
Class T1 (A)	(3,227)	(193)	(805)	(740)	(25)	(98)
Advisor Class (A)	(3,406)	(217)	(791)	(796)	(17)	(106)
Return of capital:
Class A	—	—	—	—	(779,277)	(1,111,923)
Class C	—	—	—	—	(483,029)	(631,550)
Class I	—	—	—	—	(764,978)	(1,245,522)
Class I2	—	—	—	—	(10,450,350)	(10,326,185)
Class T1 (A)	—	—	—	—	(87)	(386)
Advisor Class (A)	—	—	—	—	(100)	(399)
Net increase (decrease) in net assets resulting from distributions to shareholders	(23,077,006)	(4,980,524)	(117,049,065)	(121,007,737)	(15,481,443)	(16,704,623)

Capital share transactions:
Proceeds from shares sold:
Class A	3,548,776	2,994,683	27,567,062	44,765,561	1,009,593	5,635,060
Class C	220,232	283,781	6,658,632	5,071,156	660,502	1,360,328
Class I	221,731	239,069	315,293,391	185,045,880	5,650,629	25,864,814
Class I2	152,630,204	10,000	1,286,706	8,824,715	502,991	97,728,579
Class I3	5,695,501	929,592	4,157,071	3,386,198	—	—
Class R	2,322,807	6,970,413	2,926,781	9,920,268	—	—
Class R4	487,798	2,683,100	18,579,319	21,810,715	—	—
Class R6	—	—	72,826,043	168,510,517	—	—
Class T1 (A)	—	7	500	3	—	—
Advisor Class (A)	—	7	—	3	—	—
	165,127,049	14,110,652	449,295,505	447,335,016	7,823,715	130,588,781
Dividends and/or distributions reinvested:
Class A	3,386,329	174,864	7,531,028	8,066,660	891,610	1,277,238
Class C	432,213	24,769	1,065,963	1,212,653	493,051	641,039
Class I	196,830	13,939	20,775,719	27,039,120	930,504	1,308,067
Class I2	2,893	3,238,011	21,187,078	23,409,015	12,965,927	12,953,994
Class I3	11,444,616	931,099	16,928,642	20,225,453	—	—
Class R	6,087,925	417,313	4,822,358	5,895,337	—	—
Class R4	1,515,560	179,887	26,495,775	30,226,839	—	—
Class R6	—	—	15,092,910	1,475,600	—	—
Class T1 (A)	3,227	193	805	740	112	484
Advisor Class (A)	3,406	217	791	796	117	505
	23,072,999	4,980,292	113,901,069	117,552,213	15,281,321	16,181,327
Cost of shares redeemed:
Class A	(2,925,254)	(3,391,002)	(121,735,632)	(57,698,324)	(7,693,212)	(14,280,863)
Class C	(288,544)	(256,183)	(5,685,509)	(5,874,543)	(4,459,800)	(8,269,989)
Class I	(250,707)	(191,629)	(206,466,212)	(231,019,544)	(12,445,124)	(51,699,906)
Class I2	(7)	(159,904,186)	(30,672,823)	(43,247,424)	(51,703,582)	(43,159,307)
Class I3	(13,201,092)	(10,472,053)	(43,626,312)	(62,073,657)	—	—
Class R	(5,315,208)	(12,235,911)	(15,270,008)	(33,430,531)	—	—
Class R4	(5,512,863)	(8,366,810)	(297,491,796)	(106,310,216)	—	—
Class R6	—	—	(36,785,911)	(12,079,445)	—	—
Class T1 (A)	(10,673)	—	(11,388)	—	(9,769)	—
Advisor Class (A)	(11,315)	—	(11,305)	—	(10,061)	—
	(27,515,663)	(194,817,774)	(757,756,896)	(551,733,684)	(76,321,548)	(117,410,065)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Mid Cap Growth		Transamerica Mid Cap Value Opportunities		Transamerica MLP & Energy Income
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
Automatic conversions:
Class A	$103,703	$112,171	$186,061	$189,811	$117,945	$278,203
Class C	(103,703)	(112,171)	(186,061)	(189,811)	(117,945)	(278,203)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	160,684,385	(175,726,830)	(194,560,322)	13,153,545	(53,216,512)	29,360,043
Net increase (decrease) in net assets	158,185,648	(180,205,404)	(173,979,153)	(26,741,401)	(67,990,615)	6,016,164

Net assets:
Beginning of year	72,175,554	252,380,958	1,604,605,089	1,631,346,490	319,091,309	313,075,145
End of year	$230,361,202	$72,175,554	$1,430,625,936	$1,604,605,089	$251,100,694	$319,091,309

Capital share transactions - shares:
Shares issued:
Class A	338,761	201,861	2,569,778	3,792,820	147,767	763,587
Class C	25,042	19,610	624,727	434,104	98,141	186,369
Class I	23,495	15,967	28,030,136	15,675,022	832,010	3,418,089
Class I2	14,900,203	695	113,962	732,396	72,998	13,238,834
Class I3	724,652	61,776	364,907	286,586	—	—
Class R	239,740	470,142	257,461	827,297	—	—
Class R4	51,866	179,281	1,655,596	1,851,424	—	—
Class R6	—	—	6,241,247	13,745,333	—	—
Class T1 (A)	—	—	42	—	—	—
	16,303,759	949,332	39,857,856	37,344,982	1,150,916	17,606,879
Shares reinvested:
Class A	442,079	11,993	763,022	698,412	132,576	178,008
Class C	59,452	1,744	108,883	106,001	73,365	89,570
Class I	25,463	949	2,096,440	2,332,970	138,477	182,231
Class I2	372	219,974	2,135,794	2,018,019	1,925,163	1,796,995
Class I3	1,472,924	63,125	1,699,663	1,734,601	—	—
Class R	784,526	28,331	482,718	505,604	—	—
Class R4	194,303	12,187	2,657,550	2,592,353	—	—
Class R6	—	—	1,510,802	126,228	—	—
Class T1 (A)	421	14	81	64	18	66
Advisor Class (A)	441	15	79	68	18	70
	2,979,981	338,332	11,455,032	10,114,320	2,269,617	2,246,940
Shares redeemed:
Class A	(325,307)	(228,648)	(10,861,358)	(4,874,055)	(1,144,372)	(1,975,741)
Class C	(33,065)	(17,757)	(530,209)	(506,316)	(665,948)	(1,137,821)
Class I	(26,179)	(12,693)	(18,254,845)	(19,281,697)	(1,871,965)	(7,025,681)
Class I2	—	(11,096,731)	(2,721,732)	(3,621,304)	(7,583,842)	(5,833,306)
Class I3	(1,357,010)	(700,091)	(3,854,179)	(5,203,773)	—	—
Class R	(545,652)	(825,320)	(1,373,365)	(2,812,602)	—	—
Class R4	(570,859)	(548,376)	(26,795,287)	(8,897,529)	—	—
Class R6	—	—	(3,211,701)	(1,001,676)	—	—
Class T1 (A)	(1,195)	—	(1,020)	—	(1,354)	—
Advisor Class (A)	(1,256)	—	(1,000)	—	(1,391)	—
	(2,860,523)	(13,429,616)	(67,604,696)	(46,198,952)	(11,268,872)	(15,972,549)
Automatic conversions:
Class A	11,159	7,507	16,514	15,516	17,373	37,031
Class C	(11,789)	(7,755)	(16,715)	(15,730)	(17,446)	(37,219)
	(630)	(248)	(201)	(214)	(73)	(188)
Net increase (decrease) in shares outstanding:
Class A	466,692	(7,287)	(7,512,044)	(367,307)	(846,656)	(997,115)
Class C	39,640	(4,158)	186,686	18,059	(511,888)	(899,101)
Class I	22,779	4,223	11,871,731	(1,273,705)	(901,478)	(3,425,361)
Class I2	14,900,575	(10,876,062)	(471,976)	(870,889)	(5,585,681)	9,202,523
Class I3	840,566	(575,190)	(1,789,609)	(3,182,586)	—	—
Class R	478,614	(326,847)	(633,186)	(1,479,701)	—	—
Class R4	(324,690)	(356,908)	(22,482,141)	(4,453,752)	—	—
Class R6	—	—	4,540,348	12,869,885	—	—
Class T1 (A)	(774)	14	(897)	64	(1,336)	66
Advisor Class (A)	(815)	15	(921)	68	(1,373)	70
	16,422,587	(12,142,200)	(16,292,009)	1,260,136	(7,848,412)	3,881,082

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period ended:

	Transamerica Multi-Asset Income		Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$6,598,672	$5,116,776	$12,013,274	$11,446,691	$74,632,861	$67,744,273
Net realized gain (loss)	839,401	3,880,521	30,060,718	58,189,750	1,541,076	(9,452,655)
Net change in unrealized appreciation (depreciation)	13,836,796	(5,324,697)	71,047,927	(47,744,738)	66,195,032	(41,360,373)
Net increase (decrease) in net assets resulting from operations	21,274,869	3,672,600	113,121,919	21,891,703	142,368,969	16,931,245

Distributions to shareholders:
Class A	(1,292,583)	(892,273)	(38,925,530)	(18,631,456)	(17,334,476)	(18,213,891)
Class B (A)	—	—	(53,987)	(39,885)	—	—
Class C	(1,529,847)	(1,116,453)	(12,466,933)	(5,735,192)	(6,286,965)	(6,540,709)
Class I	(5,327,742)	(3,068,436)	(17,156,884)	(8,731,540)	(43,159,744)	(33,893,076)
Class I2	(595)	(441)	—	—	(7,760,016)	(9,547,261)
Class R6	—	—	(612,950)	(317,627)	(689,224)	(373,863)
Class T1 (B)	(230)	(396)	(693)	(368)	(81)	(230)
Advisor Class (B)	(2,337)	(4,389)	(5,459)	(899)	(47,660)	(70,294)
Net increase (decrease) in net assets resulting from distributions to shareholders	(8,153,334)	(5,082,388)	(69,222,436)	(33,456,967)	(75,278,166)	(68,639,324)

Capital share transactions:
Proceeds from shares sold:
Class A	10,013,616	13,479,563	48,858,902	36,633,991	215,323,232	213,003,959
Class B (A)	—	—	24,921	13,908	—	—
Class C	12,269,643	7,806,763	33,854,740	25,585,598	38,102,130	36,853,985
Class I	78,401,567	30,253,939	43,855,787	55,084,342	999,395,879	928,696,994
Class I2	—	—	—	—	128,088,532	117,327,477
Class R6	—	—	8,583,507	660,956	9,999,256	29,103,138
Advisor Class (B)	—	107,000	1,500	78,689	1,781,376	5,788,823
	100,684,826	51,647,265	135,179,357	118,057,484	1,392,690,405	1,330,774,376
Dividends and/or distributions reinvested:
Class A	1,263,288	859,497	38,048,394	18,275,344	16,207,781	17,028,111
Class B (A)	—	—	53,843	39,296	—	—
Class C	1,480,469	1,071,787	11,817,417	5,461,657	5,555,410	5,872,168
Class I	5,242,764	2,992,295	15,710,502	7,931,626	34,773,916	27,768,981
Class I2	595	441	—	—	7,760,016	9,547,261
Class R6	—	—	595,462	317,627	684,210	373,694
Class T1 (B)	230	396	693	368	69	230
Advisor Class (B)	2,337	4,389	5,459	899	42,201	70,294
	7,989,683	4,928,805	66,231,770	32,026,817	65,023,603	60,660,739
Cost of shares redeemed:
Class A	(6,822,899)	(7,592,489)	(93,532,358)	(114,314,282)	(335,529,063)	(430,846,080)
Class B (A)	—	—	(63,497)	(204,202)	—	—
Class C	(7,792,673)	(12,945,203)	(37,138,071)	(42,300,880)	(97,196,825)	(151,834,719)
Class I	(30,606,574)	(12,039,725)	(57,746,192)	(94,861,437)	(776,375,068)	(794,307,491)
Class I2	—	—	—	—	(80,213,860)	(326,983,740)
Class R6	—	—	(3,385,661)	(3,509,962)	(8,670,816)	(4,514,560)
Class T1 (B)	(11,154)	—	(11,228)	—	(10,327)	—
Advisor Class (B)	(112,335)	(15,831)	(91,713)	—	(7,302,644)	(410,066)
	(45,345,635)	(32,593,248)	(191,968,720)	(255,190,763)	(1,305,298,603)	(1,708,896,656)
Automatic conversions:
Class A	—	—	955,910	1,145,242	—	—
Class B (A)	—	—	(955,910)	(1,145,242)	—	—
	—	—	—	—	—	—
Automatic conversions:
Class A	473,281	582,350	6,556,689	25,323,116	53,677,373	7,411,824
Class C	(473,281)	(582,350)	(6,556,689)	(25,323,116)	(53,677,373)	(7,411,824)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	63,328,874	23,982,822	9,442,407	(105,106,462)	152,415,405	(317,461,541)
Net increase (decrease) in net assets	76,450,409	22,573,034	53,341,890	(116,671,726)	219,506,208	(369,169,620)

Net assets:
Beginning of period	158,246,926	135,673,892	958,086,121	1,074,757,847	2,830,343,832	3,199,513,452
End of period	$234,697,335	$158,246,926	$1,011,428,011	$958,086,121	$3,049,850,040	$2,830,343,832

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period ended:

	Transamerica Multi-Asset Income		Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018

Capital share transactions - shares:
Shares issued:
Class A	911,389	1,195,062	1,796,147	1,298,925	21,194,546	21,028,863
Class B (A)	—	—	910	508	—	—
Class C	1,111,565	701,212	1,272,405	923,557	3,758,700	3,645,273
Class I	7,063,555	2,705,748	1,603,079	1,945,171	100,085,455	93,387,841
Class I2	—	—	—	—	12,892,612	11,808,140
Class R6	—	—	311,720	23,582	991,396	2,933,332
Advisor Class (B)	—	9,630	59	2,774	180,305	581,072
	9,086,509	4,611,652	4,984,320	4,194,517	139,103,014	133,384,521
Shares reinvested:
Class A	117,538	77,461	1,512,608	653,585	1,593,881	1,684,437
Class B (A)	—	—	2,180	1,416	—	—
Class C	138,772	96,929	482,081	199,112	547,615	582,165
Class I	487,224	269,390	620,831	282,422	3,476,173	2,795,907
Class I2	58	42	—	—	776,465	961,750
Class R6	—	—	23,469	11,311	68,498	37,733
Class T1 (B)	22	36	28	13	7	22
Advisor Class (B)	226	394	219	32	4,265	7,078
	743,840	444,252	2,641,416	1,147,891	6,466,904	6,069,092
Shares redeemed:
Class A	(621,223)	(681,019)	(3,440,442)	(4,067,002)	(33,101,024)	(42,567,492)
Class B (A)	—	—	(2,378)	(7,347)	—	—
Class C	(714,076)	(1,165,635)	(1,399,530)	(1,530,412)	(9,602,674)	(15,037,337)
Class I	(2,825,802)	(1,080,662)	(2,144,954)	(3,345,104)	(77,856,693)	(79,905,360)
Class I2	—	—	—	—	(8,050,251)	(33,008,014)
Class R6	—	—	(126,455)	(124,352)	(867,409)	(454,569)
Class T1 (B)	(1,022)	—	(421)	—	(1,023)	—
Advisor Class (B)	(10,325)	(1,435)	(3,462)	—	(735,540)	(41,278)
	(4,172,448)	(2,928,751)	(7,117,642)	(9,074,217)	(130,214,614)	(171,014,050)
Automatic conversions:
Class A	—	—	34,929	40,742	—	—
Class B (A)	—	—	(35,138)	(41,025)	—	—
	—	—	(209)	(283)	—	—
Automatic conversions:
Class A	41,719	51,290	236,934	876,784	5,244,714	734,583
Class C	(41,871)	(51,562)	(241,566)	(893,954)	(5,253,290)	(736,042)
	(152)	(272)	(4,632)	(17,170)	(8,576)	(1,459)
Net increase (decrease) in shares outstanding:
Class A	449,423	642,794	140,176	(1,196,966)	(5,067,883)	(19,119,609)
Class B (A)	—	—	(34,426)	(46,448)	—	—
Class C	494,390	(419,056)	113,390	(1,301,697)	(10,549,649)	(11,545,941)
Class I	4,724,977	1,894,476	78,956	(1,117,511)	25,704,935	16,278,388
Class I2	58	42	—	—	5,618,826	(20,238,124)
Class R6	—	—	208,734	(89,459)	192,485	2,516,496
Class T1 (B)	(1,000)	36	(393)	13	(1,016)	22
Advisor Class (B)	(10,099)	8,589	(3,184)	2,806	(550,970)	546,872
	5,657,749	2,126,881	503,253	(3,749,262)	15,346,728	(31,561,896)

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small Cap Core		Transamerica Small Cap Growth		Transamerica Small Cap Value
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$1,374,895	$1,419,004	$(846,832)	$(565,604)	$1,755,414	$1,622,016
Net realized gain (loss)	(17,271,885)	18,354,804	9,471,121	11,294,709	1,890,712	20,943,074
Net change in unrealized appreciation (depreciation)	2,462,377	(12,056,861)	6,481,845	(3,461,073)	1,953,468	(40,264,859)
Net increase (decrease) in net assets resulting from operations	(13,434,613)	7,716,947	15,106,134	7,268,032	5,599,594	(17,699,769)

Distributions to shareholders:
Class A	(295,764)	(153,549)	(1,414,128)	(1,803,881)	(328,985)	(108,556)
Class C	(53,933)	(25,343)	(490,258)	(390,836)	(64,184)	(35,407)
Class I	(182,602)	(84,391)	(3,349,386)	(2,668,855)	(1,523,486)	(104,035)
Class I2	(1,837,928)	(1,300,776)	(3,261,131)	(4,230,808)	(18,710,196)	(10,810,508)
Class I3	(12,130,508)	(5,641,764)	(2,685,929)	(3,224,876)	(2,348,533)	(1,436,337)
Class R	(3,866,307)	(1,731,562)	(1,546,130)	(1,622,178)	(756,005)	(455,240)
Class R4	(490,834)	(310,768)	(625,490)	(568,604)	(21,805)	(13,409)
Class R6	—	—	(6,051)	(5,894)	(5,036)	(2,639)
Class T1 (A)	(901)	(359)	(9,028)	(1,084)	(870)	(439)
Advisor Class (A)	(910)	(471)	(1,358)	(1,548)	(867)	(453)
Net increase (decrease) in net assets resulting from distributions to shareholders	(18,859,687)	(9,248,983)	(13,388,889)	(14,518,564)	(23,759,967)	(12,967,023)

Capital share transactions:
Proceeds from shares sold:
Class A	333,849	1,000,871	4,069,143	12,387,704	2,299,973	1,710,750
Class C	14,279	144,309	600,532	2,021,512	68,878	50,657
Class I	296,546	517,371	17,942,491	10,959,812	16,854,295	43,451
Class I2	416,241	2,614,929	20,694,441	4,159,437	1,107,468	7,908,511
Class I3	4,244,129	3,623,967	1,023,437	789,527	1,779,839	803,587
Class R	800,263	1,433,778	1,574,222	7,066,340	1,024,770	2,439,583
Class R4	889,880	910,722	346,137	1,125,023	93,762	28,958
Class R6	—	—	—	63	—	—
Class T1 (A)	4	—	537	79,383	—	—
Advisor Class (A)	4	—	—	—	—	—
	6,995,195	10,245,947	46,250,940	38,588,801	23,228,985	12,985,497
Dividends and/or distributions reinvested:
Class A	295,764	153,549	1,409,450	1,798,719	328,985	108,556
Class C	53,643	25,106	490,039	389,283	61,866	34,117
Class I	182,602	84,391	3,347,331	2,658,470	1,523,486	104,035
Class I2	1,837,928	1,300,776	3,261,131	4,230,808	18,710,196	10,810,508
Class I3	12,130,508	5,641,764	2,685,929	3,224,876	2,348,533	1,436,337
Class R	3,866,307	1,731,562	1,546,130	1,622,178	756,005	455,240
Class R4	490,834	310,768	625,490	568,604	21,805	13,409
Class R6	—	—	6,051	5,894	5,036	2,639
Class T1 (A)	901	359	4,745	1,084	870	439
Advisor Class (A)	910	471	1,358	1,548	867	453
	18,859,397	9,248,746	13,377,654	14,501,464	23,757,649	12,965,733
Cost of shares redeemed:
Class A	(717,499)	(1,219,124)	(9,647,333)	(10,203,758)	(900,436)	(1,168,433)
Class C	(96,608)	(89,602)	(1,467,483)	(880,271)	(114,037)	(74,348)
Class I	(897,380)	(172,921)	(16,075,177)	(7,958,712)	(3,320,073)	(1,760,708)
Class I2	(4,205,712)	(12,199,516)	(6,938,882)	(18,453,485)	(164,096,780)	(36,295,986)
Class I3	(14,531,351)	(24,604,114)	(6,863,546)	(7,688,540)	(5,397,154)	(6,884,739)
Class R	(12,796,488)	(9,069,694)	(4,188,076)	(8,397,749)	(2,459,965)	(4,288,362)
Class R4	(1,000,080)	(4,693,244)	(6,909,904)	(741,682)	(27,995)	(104,869)
Class T1 (A)	(10,591)	—	(92,078)	—	(10,424)	—
Advisor Class (A)	(10,595)	—	(15,069)	(2,465)	(10,460)	—
	(34,266,304)	(52,048,215)	(52,197,548)	(54,326,662)	(176,337,324)	(50,577,445)
Automatic conversions:
Class A	2,672	36,600	51,648	233,833	344	14,772
Class C	(2,672)	(36,600)	(51,648)	(233,833)	(344)	(14,772)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(8,411,712)	(32,553,522)	7,431,046	(1,236,397)	(129,350,690)	(24,626,215)
Net increase (decrease) in net assets	(40,706,012)	(34,085,558)	9,148,291	(8,486,929)	(147,511,063)	(55,293,007)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small Cap Core		Transamerica Small Cap Growth		Transamerica Small Cap Value
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018

Net assets:
Beginning of year	$216,889,093	$250,974,651	$143,973,229	$152,460,158	$253,275,982	$308,568,989
End of year	$176,183,081	$216,889,093	$153,121,520	$143,973,229	$105,764,919	$253,275,982

Capital share transactions - shares:
Shares issued:
Class A	32,502	81,560	670,318	1,797,590	231,153	144,318
Class C	1,393	12,157	112,955	320,311	7,714	4,302
Class I	30,864	41,258	2,837,682	1,550,025	1,675,407	3,580
Class I2	44,490	212,994	3,071,290	587,212	119,842	649,754
Class I3	419,294	292,360	174,600	106,934	198,540	66,437
Class R	77,789	111,877	248,679	975,150	104,610	206,866
Class R4	87,344	73,631	54,405	159,986	9,776	2,453
Class T1 (A)	—	—	80	12,342	—	—
	693,676	825,837	7,170,009	5,509,550	2,347,042	1,077,710
Shares reinvested:
Class A	32,790	13,124	272,621	283,263	38,613	9,326
Class C	6,014	2,166	105,840	67,118	7,330	2,954
Class I	20,177	7,194	622,181	405,255	177,356	8,892
Class I2	202,862	110,799	596,185	636,212	2,178,137	923,186
Class I3	1,325,739	475,296	491,029	484,216	273,085	122,345
Class R	421,626	146,000	285,791	245,042	87,704	38,843
Class R4	53,526	26,181	114,980	85,504	2,532	1,143
Class R6	—	—	1,106	887	583	225
Class T1 (A)	99	30	918	170	102	38
Advisor Class (A)	100	40	253	235	100	38
	2,062,933	780,830	2,490,904	2,207,902	2,765,542	1,106,990
Shares redeemed:
Class A	(72,101)	(102,925)	(1,500,466)	(1,519,276)	(94,020)	(99,636)
Class C	(9,759)	(7,564)	(266,126)	(137,629)	(12,923)	(6,460)
Class I	(92,235)	(14,402)	(2,565,256)	(1,154,309)	(346,542)	(151,703)
Class I2	(423,331)	(1,005,243)	(1,074,530)	(2,608,822)	(16,754,141)	(3,046,861)
Class I3	(1,437,800)	(2,018,291)	(1,037,587)	(1,075,653)	(551,808)	(581,031)
Class R	(1,273,746)	(751,562)	(657,470)	(1,179,783)	(252,491)	(365,190)
Class R4	(98,927)	(376,326)	(1,102,211)	(103,894)	(2,870)	(8,799)
Class T1 (A)	(993)	—	(15,095)	—	(1,040)	—
Advisor Class (A)	(998)	—	(2,385)	(367)	(1,029)	—
	(3,409,890)	(4,276,313)	(8,221,126)	(7,779,733)	(18,016,864)	(4,259,680)
Automatic conversions:
Class A	258	2,904	8,531	31,813	37	1,229
Class C	(262)	(2,948)	(9,550)	(35,003)	(37)	(1,246)
	(4)	(44)	(1,019)	(3,190)	—	(17)
Net increase (decrease) in shares outstanding:
Class A	(6,551)	(5,337)	(548,996)	593,390	175,783	55,237
Class C	(2,614)	3,811	(56,881)	214,797	2,084	(450)
Class I	(41,194)	34,050	894,607	800,971	1,506,221	(139,231)
Class I2	(175,979)	(681,450)	2,592,945	(1,385,398)	(14,456,162)	(1,473,921)
Class I3	307,233	(1,250,635)	(371,958)	(484,503)	(80,183)	(392,249)
Class R	(774,331)	(493,685)	(123,000)	40,409	(60,177)	(119,481)
Class R4	41,943	(276,514)	(932,826)	141,596	9,438	(5,203)
Class R6	—	—	1,106	887	583	225
Class T1 (A)	(894)	30	(14,097)	12,512	(938)	38
Advisor Class (A)	(898)	40	(2,132)	(132)	(929)	38
	(653,285)	(2,669,690)	1,438,768	(65,471)	(12,904,280)	(2,074,997)

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small/Mid Cap Value		Transamerica Unconstrained Bond		Transamerica US Growth
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$4,684,282	$3,886,953	$29,729,385	$23,320,833	$(1,895,812)	$(2,398,596)
Net realized gain (loss)	13,395,335	77,145,651	(24,951,032)	(5,107,923)	121,338,133	101,172,920
Net change in unrealized appreciation (depreciation)	41,061,548	(59,923,934)	24,674,567	(21,601,131)	88,287,983	26,343,598
Net increase (decrease) in net assets resulting from operations	59,141,165	21,108,670	29,452,920	(3,388,221)	207,730,304	125,117,922

Distributions to shareholders:
Class A	(35,533,133)	(43,122,222)	—	—	(55,720,551)	(50,554,272)
Class B (A)	(46,031)	(639,012)	—	—	(336,306)	(546,263)
Class C	(17,639,233)	(32,267,610)	—	—	(1,485,668)	(5,140,014)
Class I	(26,960,120)	(30,473,301)	(38,580)	(83,485)	(18,533,239)	(18,709,124)
Class I2	(1,973,487)	(2,520,225)	(25,928,686)	(20,859,820)	(18,610,200)	(22,693,124)
Class R6	(2,428,112)	(494,961)	—	—	—	—
Class T	—	—	—	—	(4,280,779)	(4,498,847)
Class T1 (B)	(1,106)	(1,292)	—	—	(1,290)	(1,169)
Advisor Class (B)	(31,000)	(17,021)	(121)	(345)	(1,376)	(1,259)
Return of capital:
Class I	—	—	(5,287)	(10,079)	—	—
Class I2	—	—	(3,552,855)	(2,519,473)	—	—
Advisor Class (B)	—	—	(18)	(43)	—	—
Net increase (decrease) in net assets resulting from distributions to shareholders	(84,612,222)	(109,535,644)	(29,525,547)	(23,473,245)	(98,969,409)	(102,144,072)

Capital share transactions:
Proceeds from shares sold:
Class A	27,957,215	35,241,213	—	—	18,661,331	19,735,361
Class B (A)	9,393	17,146	—	—	27,935	21,100
Class C	10,184,716	16,161,565	—	—	3,689,229	2,900,954
Class I	113,632,632	93,438,856	488,264	1,404,290	13,833,380	9,344,791
Class I2	960,735	820,884	315,217,999	481,390,903	4,509,941	21,977,924
Class R6	39,880,100	10,097,334	—	—	—	—
Class T	—	—	—	—	363,331	606,724
Advisor Class (B)	750	166,800	—	—	—	—
	192,625,541	155,943,798	315,706,263	482,795,193	41,085,147	54,586,854
Issued from fund acquisition:
Class A	—	—	—	—	57,268,942	—
Class C	—	—	—	—	3,847,753	—
Class I	—	—	—	—	52,176,672	—
Class I2	—	—	—	—	301,892,730	—
	—	—	—	—	415,186,097	—
Dividends and/or distributions reinvested:
Class A	34,017,232	41,347,231	—	—	54,741,100	49,576,762
Class B (A)	45,596	616,613	—	—	334,466	543,134
Class C	16,355,911	29,995,369	—	—	1,463,450	5,084,390
Class I	22,431,984	25,040,503	43,867	93,465	18,237,941	18,392,313
Class I2	1,973,487	2,520,225	29,481,541	23,379,293	18,610,200	22,693,124
Class R6	2,428,112	494,961	—	—	—	—
Class T	—	—	—	—	4,187,398	4,398,658
Class T1 (B)	1,106	1,292	—	—	1,290	1,169
Advisor Class (B)	31,000	17,021	119	388	1,376	1,259
	77,284,428	100,033,215	29,525,527	23,473,146	97,577,221	100,690,809
Cost of shares redeemed:
Class A	(85,608,852)	(92,835,823)	—	—	(73,305,079)	(65,737,546)
Class B (A)	(23,957)	(533,712)	—	—	(102,374)	(375,423)
Class C	(40,704,415)	(55,805,642)	—	—	(3,107,802)	(5,726,054)
Class I	(103,925,647)	(65,498,780)	(1,463,714)	(1,686,071)	(22,762,544)	(27,869,439)
Class I2	(1,314,154)	(2,661,806)	(60,465,651)	(35,769,369)	(48,207,235)	(88,711,712)
Class R6	(7,112,981)	(1,861,419)	—	—	—	—
Class T	—	—	—	—	(9,445,212)	(9,372,231)
Class T1 (B)	(11,101)	—	—	—	(13,347)	—
Advisor Class (B)	(323,549)	—	(10,684)	—	(14,524)	—
	(239,024,656)	(219,197,182)	(61,940,049)	(37,455,440)	(156,958,117)	(197,792,405)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small/Mid Cap Value		Transamerica Unconstrained Bond		Transamerica US Growth
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
Automatic conversions:
Class A	$439,615	$4,877,540	$—	$—	$3,513,726	$2,351,872
Class B (A)	(439,615)	(4,877,540)	—	—	(3,513,726)	(2,351,872)
	—	—	—	—	—	—
Automatic conversions:
Class A	25,628,344	42,926,528	—	—	2,481,727	39,772,817
Class C	(25,628,344)	(42,926,528)	—	—	(2,481,727)	(39,772,817)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	30,885,313	36,779,831	283,291,741	468,812,899	396,890,348	(42,514,742)
Net increase (decrease) in net assets	5,414,256	(51,647,143)	283,219,114	441,951,433	505,651,243	(19,540,892)

Net assets:
Beginning of year	825,795,199	877,442,342	710,959,202	269,007,769	1,058,517,079	1,078,057,971
End of year	$831,209,455	$825,795,199	$994,178,316	$710,959,202	$1,564,168,322	$1,058,517,079

Capital share transactions - shares:
Shares issued:
Class A	1,172,179	1,254,521	—	—	936,835	924,713
Class B (A)	395	745	—	—	1,418	1,054
Class C	500,538	660,996	—	—	194,827	145,833
Class I	4,562,679	3,206,944	49,842	137,448	645,406	433,222
Class I2	37,712	28,361	32,023,619	47,346,225	212,953	1,016,540
Class R6	1,548,982	344,513	—	—	—	—
Class T	—	—	—	—	6,166	10,843
Advisor Class (B)	29	6,083	—	—	—	—
	7,822,514	5,502,163	32,073,461	47,483,673	1,997,605	2,532,205
Shares issued on fund acquisition:
Class A	—	—	—	—	2,699,101	—
Class C	—	—	—	—	194,819	—
Class I	—	—	—	—	2,395,604	—
Class I2	—	—	—	—	13,762,481	—
	—	—	—	—	19,052,005	—
Shares reinvested:
Class A	1,582,933	1,515,105	—	—	3,203,107	2,533,308
Class B (A)	2,442	25,512	—	—	21,196	29,486
Class C	890,360	1,261,900	—	—	92,099	274,832
Class I	1,007,274	888,591	4,484	9,298	1,044,556	924,698
Class I2	88,497	89,306	3,015,936	2,343,459	1,067,711	1,144,383
Class R6	108,398	17,465	—	—	—	—
Class T	—	—	—	—	84,526	83,928
Class T1 (B)	51	48	—	—	75	60
Advisor Class (B)	1,375	597	12	39	79	63
	3,681,330	3,798,524	3,020,432	2,352,796	5,513,349	4,990,758
Shares redeemed:
Class A	(3,528,733)	(3,302,754)	—	—	(3,600,757)	(3,117,096)
Class B (A)	(1,200)	(21,574)	—	—	(5,747)	(18,983)
Class C	(1,977,841)	(2,291,705)	—	—	(165,490)	(288,060)
Class I	(4,158,667)	(2,269,591)	(150,631)	(168,551)	(1,099,341)	(1,301,306)
Class I2	(51,181)	(91,680)	(6,239,634)	(3,596,561)	(2,312,071)	(4,162,695)
Class R6	(279,877)	(65,370)	—	—	—	—
Class T	—	—	—	—	(161,539)	(166,565)
Class T1 (B)	(454)	—	—	—	(679)	—
Advisor Class (B)	(12,615)	—	(1,092)	—	(723)	—
	(10,010,568)	(8,042,674)	(6,391,357)	(3,765,112)	(7,346,347)	(9,054,705)
Automatic conversions:
Class A	17,661	175,520	—	—	170,334	112,570
Class B (A)	(20,374)	(198,264)	—	—	(184,899)	(119,823)
	(2,713)	(22,744)	—	—	(14,565)	(7,253)
Automatic conversions:
Class A	1,040,972	1,488,416	—	—	118,654	1,745,914
Class C	(1,222,137)	(1,717,127)	—	—	(127,964)	(1,857,940)
	(181,165)	(228,711)	—	—	(9,310)	(112,026)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small/Mid Cap Value		Transamerica Unconstrained Bond		Transamerica US Growth
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
Net increase (decrease) in shares outstanding:
Class A	285,012	1,130,808	—	—	3,527,274	2,199,409
Class B (A)	(18,737)	(193,581)	—	—	(168,032)	(108,266)
Class C	(1,809,080)	(2,085,936)	—	—	188,291	(1,725,335)
Class I	1,411,286	1,825,944	(96,305)	(21,805)	2,986,225	56,614
Class I2	75,028	25,987	28,799,921	46,093,123	12,731,074	(2,001,772)
Class R6	1,377,503	296,608	—	—	—	—
Class T	—	—	—	—	(70,847)	(71,794)
Class T1 (B)	(403)	48	—	—	(604)	60
Advisor Class (B)	(11,211)	6,680	(1,080)	39	(644)	63
	1,309,398	1,006,558	28,702,536	46,071,357	19,192,737	(1,651,021)

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENT OF CASH FLOWS

For the year ended October 31, 2019

Transamerica Event Driven
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$4,517,053

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(253,464,009)
Proceeds from long-term investments	250,000,219
Purchases to cover securities sold short	(92,900,688)
Proceeds from securities sold short	84,278,414
Net purchases/proceeds of short-term investments	27,759,802
Net change in unrealized (appreciation) depreciation	(2,840,617)
Net realized (gain) loss	(1,472,231)
Net amortization (accretion) of discount and premium	(359,322)
(Increase) decrease in receivables for investments sold	2,866,852
(Increase) decrease in receivables for interest	83,180
(Increase) decrease in receivables for dividends	19,696
(Increase) decrease in receivables for net income from securities lending	775
Increase (decrease) in payables for investments purchased	(3,476,409)
Increase (decrease) in dividends, interest and fees for borrowings from securities sold short	(26,422)
Increase (decrease) in accrued liabilities	(66,315)
Increase (decrease) in collateral for securities on loan	530,967
Net cash provided by (used for) swap agreement transactions	42,161
Net cash provided by (used for) written options and swaptions transactions	196,744
Net cash provided by (used for) in futures contracts transactions	(1,156,507)
Net cash provided by (used for) in forward foreign currency contracts	155,986
Net cash provided by (used for) foreign currency transactions	750,100
Net cash provided by (used for) operating activities	15,439,429

Cash flows from financing activities:
Increase (decrease) in foreign cash overdraft	(1,096)
Proceeds from shares sold, net of receivable for shares sold	445,274
Payment of shares redeemed, net of payable for shares redeemed	(27,685,518)
Net cash provided by (used for) financing activities	(27,241,340)
Net increase (decrease) in cash and foreign currencies	(11,801,911)
Cash and foreign currencies, at beginning of year (A)	$22,705,532
Cash and foreign currencies, at end of year (A)	$10,903,621

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$222,516
Non-cash financing activities included herein consist of reinvestment of distributions	$2,167,276

(A)	for the period and year ended October 31, 2019, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash collateral pledged at custodian:
OTC derivatives	$3,500,000	$3,500,000
Futures contracts	66,514	—
Cash collateral pledged at broker:
Securities sold short	19,299,316	7,150,533
OTC derivatives	135,266	71,088
Futures contracts	—	182,000
Total assets	23,001,096	10,903,621

Liabilities:
Cash collateral received at custodian for:
Securities sold short	295,564	—
Total liabilities	295,564	—
Net cash per statement of assets and liabilities	$22,705,532	$10,903,621
Total cash and foreign currencies per statement of cash flows	$22,705,532	$10,903,621

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Transamerica Balanced II
	Class I3
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.21	$10.17	$10.00

Investment operations:
Net investment income (loss) (B)	0.19	0.18	0.02
Net realized and unrealized gain (loss)	1.08	0.07	0.15
Total investment operations	1.27	0.25	0.17

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.17)	—
Net realized gains	(0.29)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.49)	(0.21)	—

Net asset value, end of period/year	$10.99	$10.21	$10.17
Total return	13.14%	2.49%	1.70	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$50,316	$49,964	$56,169
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%	0.59%	0.66	%(D)
Including waiver and/or reimbursement and recapture	0.57%	0.50%	0.50	%(D)
Net investment income (loss) to average net assets	1.80%	1.73%	1.23	%(D)
Portfolio turnover rate	45%	60%	40	%(C)

(A)	Commenced operations on September 15, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Balanced II
	Class R
	October 31, 2019		October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$10.20		$10.17	$10.11		$9.68		$9.85	$9.04

Investment operations:
Net investment income (loss) (D)	0.14		0.13	0.14		0.11		0.10	0.10
Net realized and unrealized gain (loss)	1.09		0.06	0.91		0.63		(0.11)	0.82
Total investment operations	1.23		0.19	1.05		0.74		(0.01)	0.92

Dividends and/or distributions to shareholders:
Net investment income	(0.15)		(0.12)	(0.09)		(0.12)		(0.10)	(0.11)
Net realized gains	(0.29)		(0.04)	(0.90)		(0.19)		(0.06)	—
Total dividends and/or distributions to shareholders	(0.44)		(0.16)	(0.99)		(0.31)		(0.16)	(0.11)

Net asset value, end of period/year	$10.99		$10.20	$10.17		$10.11		$9.68	$9.85
Total return	12.79%		1.85%	10.68	%(E)	7.69%		(0.08)%	10.35%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$70,357		$82,270	$91,171		$90,455		$90,541	$77,447
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%		1.09%	1.20	%(F)	1.18%		1.16%	1.21%
Including waiver and/or reimbursement and recapture	1.07	%(G)	1.01%	1.13	%(F)(H)	1.09	%(H)(I)	1.10%	1.10%
Net investment income (loss) to average net assets	1.32%		1.22%	0.95	%(F)	1.13%		1.00%	1.09%
Portfolio turnover rate	45%		60%	40	%(E)	37%		50%	92%

(A)	Transamerica Partners Balanced reorganized into the Fund on September 15, 2017. Prior to September 15, 2017, information provided reflects Transamerica Partners Balanced, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on September 15, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Bond
	Class A
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$8.95		$9.34	$9.31	$9.22		$9.46

Investment operations:
Net investment income (loss) (A)	0.29		0.33	0.33	0.36	(B)	0.28
Net realized and unrealized gain (loss)	0.49		(0.39)	0.05	0.07		(0.23)
Total investment operations	0.78		(0.06)	0.38	0.43		0.05

Dividends and/or distributions to shareholders:
Net investment income	(0.30)		(0.33)	(0.35)	(0.34)		(0.29)

Net asset value, end of year	$9.43		$8.95	$9.34	$9.31		$9.22
Total return (C)	9.00%		(0.67)%	4.12%	4.78%		0.56%

Ratio and supplemental data:
Net assets end of year (000’s)	$132,682		$87,523	$83,251	$86,305		$68,304
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%		0.99%	0.97%	0.93%		0.88%
Including waiver and/or reimbursement and recapture	0.94	%(D)	0.97%	0.97%	0.91	%(B)	0.88%
Net investment income (loss) to average net assets	3.20%		3.58%	3.59%	3.92	%(B)	3.03%
Portfolio turnover rate	50%		38%	34%	47%		27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Bond
	Class C
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$8.89		$9.28	$9.25	$9.16		$9.40

Investment operations:
Net investment income (loss) (A)	0.23		0.27	0.27	0.29	(B)	0.22
Net realized and unrealized gain (loss)	0.49		(0.39)	0.05	0.07		(0.23)
Total investment operations	0.72		(0.12)	0.32	0.36		(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)		(0.27)	(0.29)	(0.27)		(0.23)

Net asset value, end of year	$9.37		$8.89	$9.28	$9.25		$9.16
Total return (C)	8.24%		(1.33)%	3.41%	4.18%		(0.15)%

Ratio and supplemental data:
Net assets end of year (000’s)	$80,239		$44,958	$49,394	$60,126		$64,995
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.56%		1.63%	1.65%	1.64%		1.59%
Including waiver and/or reimbursement and recapture	1.56	%(D)	1.61%	1.65%	1.62	%(B)	1.59%
Net investment income (loss) to average net assets	2.56%		2.93%	2.90%	3.20	%(B)	2.32%
Portfolio turnover rate	50%		38%	34%	47%		27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Bond
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$8.96	$9.36	$9.32	$9.23		$9.47

Investment operations:
Net investment income (loss) (A)	0.33	0.36	0.36	0.38	(B)	0.31
Net realized and unrealized gain (loss)	0.50	(0.40)	0.06	0.07		(0.23)
Total investment operations	0.83	(0.04)	0.42	0.45		0.08

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.36)	(0.38)	(0.36)		(0.32)

Net asset value, end of year	$9.45	$8.96	$9.36	$9.32		$9.23
Total return	9.44%	(0.39)%	4.54%	5.05%		0.84%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,084,474	$396,083	$181,977	$162,875		$55,370
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%	0.64%	0.67%	0.67%		0.61%
Including waiver and/or reimbursement and recapture	0.50%	0.59%	0.67%	0.65	%(B)	0.61%
Net investment income (loss) to average net assets	3.57%	3.94%	3.88%	4.20	%(B)	3.33%
Portfolio turnover rate	50%	38%	34%	47%		27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Bond
	Class I2
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$8.96		$9.36	$9.32	$9.23		$9.48

Investment operations:
Net investment income (loss) (A)	0.34		0.37	0.37	0.39	(B)	0.32
Net realized and unrealized gain (loss)	0.49		(0.40)	0.06	0.07		(0.24)
Total investment operations	0.83		(0.03)	0.43	0.46		0.08

Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.37)	(0.39)	(0.37)		(0.33)

Net asset value, end of year	$9.45		$8.96	$9.36	$9.32		$9.23
Total return	9.49%		(0.32)%	4.65%	5.17%		0.83%

Ratio and supplemental data:
Net assets end of year (000’s)	$84,016		$101,251	$118,738	$137,246		$355,272
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.47%		0.53%	0.56%	0.55%		0.51%
Including waiver and/or reimbursement and recapture	0.47	%(C)	0.52%	0.56%	0.53	%(B)	0.51%
Net investment income (loss) to average net assets	3.73%		4.03%	3.99%	4.23	%(B)	3.40%
Portfolio turnover rate	50%		38%	34%	47%		27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Bond
	Class R6
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$8.96		$9.36	$9.32	$9.23		$9.45

Investment operations:
Net investment income (loss) (B)	0.34		0.37	0.37	0.40	(C)	0.14
Net realized and unrealized gain (loss)	0.49		(0.40)	0.06	0.06		(0.21)
Total investment operations	0.83		(0.03)	0.43	0.46		(0.07)

Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.37)	(0.39)	(0.37)		(0.15)

Net asset value, end of period/year	$9.45		$8.96	$9.36	$9.32		$9.23
Total return	9.49%		(0.30)%	4.65%	5.16%		(0.79	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$19,805		$9,181	$6,283	$3,028		$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.48%		0.53%	0.56%	0.55%		0.52	%(E)
Including waiver and/or reimbursement and recapture	0.48	%(F)	0.51%	0.56%	0.52	%(C)	0.52	%(E)
Net investment income (loss) to average net assets	3.65%		4.05%	4.01%	4.38	%(C)	3.55	%(E)
Portfolio turnover rate	50%		38%	34%	47%		27	%(D)

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class A
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$26.81		$28.32	$25.70	$25.35		$24.40

Investment operations:
Net investment income (loss) (A)	(0.26)		(0.21)	(0.24)	(0.14	)(B)	(0.19)
Net realized and unrealized gain (loss)	1.55		4.14	7.40	1.33		1.80
Total investment operations	1.29		3.93	7.16	1.19		1.61

Dividends and/or distributions to shareholders:
Net realized gains	(1.17)		(5.44)	(4.54)	(0.84)		(0.66)

Net asset value, end of year	$26.93		$26.81	$28.32	$25.70		$25.35
Total return (C)	5.40%		16.52%	34.66%	4.77%		6.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$425,595		$384,193	$223,299	$170,198		$160,269
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%		1.19%	1.23%	1.23%		1.21%
Including waiver and/or reimbursement and recapture	1.18	%(D)	1.19%	1.23%	1.22	%(B)	1.21%
Net investment income (loss) to average net assets	(0.92)%		(0.78)%	(0.95)%	(0.57	)%(B)	(0.75)%
Portfolio turnover rate	90%		40%	66%	32%		24%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class C
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$21.41		$23.83	$22.50	$22.46		$21.84

Investment operations:
Net investment income (loss) (A)	(0.37)		(0.34)	(0.35)	(0.28	)(B)	(0.33)
Net realized and unrealized gain (loss)	1.21		3.36	6.22	1.16		1.61
Total investment operations	0.84		3.02	5.87	0.88		1.28

Dividends and/or distributions to shareholders:
Net realized gains	(1.17)		(5.44)	(4.54)	(0.84)		(0.66)

Net asset value, end of year	$21.08		$21.41	$23.83	$22.50		$22.46
Total return (C)	4.57%		15.65%	33.68%	4.03%		5.98%

Ratio and supplemental data:
Net assets end of year (000’s)	$206,156		$149,727	$84,852	$69,159		$68,922
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.93%		1.93%	1.97%	1.96%		1.92%
Including waiver and/or reimbursement and recapture	1.93	%(D)	1.93%	1.97%	1.95	%(B)	1.92%
Net investment income (loss) to average net assets	(1.67)%		(1.52)%	(1.69)%	(1.30	)%(B)	(1.47)%
Portfolio turnover rate	90%		40%	66%	32%		24%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$28.13	$29.39	$26.43	$25.98		$24.92

Investment operations:
Net investment income (loss) (A)	(0.20)	(0.16)	(0.18)	(0.07	)(B)	(0.12)
Net realized and unrealized gain (loss)	1.64	4.34	7.68	1.36		1.84
Total investment operations	1.44	4.18	7.50	1.29		1.72

Dividends and/or distributions to shareholders:
Net realized gains	(1.17)	(5.44)	(4.54)	(0.84)		(0.66)

Net asset value, end of year	$28.40	$28.13	$29.39	$26.43		$25.98
Total return	5.69%	16.77%	35.03%	5.09%		7.07%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,049,618	$719,431	$292,452	$164,575		$153,719
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.94%	0.96%	0.94%		0.92%
Including waiver and/or reimbursement and recapture	0.92%	0.94%	0.96%	0.93	%(B)	0.92%
Net investment income (loss) to average net assets	(0.66)%	(0.55)%	(0.69)%	(0.28	)%(B)	(0.46)%
Portfolio turnover rate	90%	40%	66%	32%		24%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$13.97	$17.26	$17.43	$17.40		$16.88

Investment operations:
Net investment income (loss) (A)	(0.08)	(0.05)	(0.08)	(0.03	)(B)	(0.06)
Net realized and unrealized gain (loss)	0.73	2.20	4.45	0.90		1.24
Total investment operations	0.65	2.15	4.37	0.87		1.18

Dividends and/or distributions to shareholders:
Net realized gains	(1.17)	(5.44)	(4.54)	(0.84)		(0.66)

Net asset value, end of year	$13.45	$13.97	$17.26	$17.43		$17.40
Total return	5.82%	16.90%	35.14%	5.25%		7.19%

Ratio and supplemental data:
Net assets end of year (000’s)	$316,761	$165,523	$230,981	$241,857		$1,039,343
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80%	0.83%	0.85%	0.81%		0.79%
Including waiver and/or reimbursement and recapture	0.80%	0.83%	0.85%	0.81	%(B)	0.79%
Net investment income (loss) to average net assets	(0.54)%	(0.38)%	(0.56)%	(0.18	)%(B)	(0.34)%
Portfolio turnover rate	90%	40%	66%	32%		24%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period indicated:	Transamerica Capital Growth
	Class R6
	October 31, 2019 (A)
Net asset value, beginning of period	$13.37

Investment operations:
Net investment income (loss) (B)	(0.00	)(C)
Net realized and unrealized gain (loss)	0.08
Total investment operations	0.08

Net asset value, end of period	$13.45
Total return	0.60	%(D)

Ratio and supplemental data:
Net assets end of period (000’s)	$15,184
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76	%(E)
Including waiver and/or reimbursement and recapture	0.76	%(E)
Net investment income (loss) to average net assets	(0.56	)%(E)
Portfolio turnover rate	90%

(A)	Commenced operations on October 18, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dividend Focused
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$10.59	$11.53	$11.15	$12.75		$13.35

Investment operations:
Net investment income (loss) (A)	0.20	0.21	0.20	0.23	(B)	0.23
Net realized and unrealized gain (loss)	0.43	(0.19)	1.92	0.23		(0.18)
Total investment operations	0.63	0.02	2.12	0.46		0.05

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.21)	(0.24)	(0.23)		(0.22)
Net realized gains	(1.45)	(0.75)	(1.50)	(1.83)		(0.43)
Total dividends and/or distributions to shareholders	(1.65)	(0.96)	(1.74)	(2.06)		(0.65)

Net asset value, end of year	$9.57	$10.59	$11.53	$11.15		$12.75
Total return (C)	8.43%	(0.20)%	20.35%	4.30%		0.32%

Ratio and supplemental data:
Net assets end of year (000’s)	$82,402	$83,567	$94,083	$86,943		$51,809
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05%	1.03%	1.01%	0.97%		0.97%
Including waiver and/or reimbursement and recapture	1.05%	1.03%	1.01%	0.97	%(B)	0.97%
Net investment income (loss) to average net assets	2.11%	1.85%	1.77%	2.09	%(B)	1.74%
Portfolio turnover rate	55%	22%	14%	54%		15%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Dividend Focused
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$10.53	$11.47	$11.09	$12.70		$13.32

Investment operations:
Net investment income (loss) (A)	0.12	0.11	0.11	0.14	(B)	0.12
Net realized and unrealized gain (loss)	0.44	(0.19)	1.91	0.22		(0.19)
Total investment operations	0.56	(0.08)	2.02	0.36		(0.07)

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.11)	(0.14)	(0.14)		(0.12)
Net realized gains	(1.45)	(0.75)	(1.50)	(1.83)		(0.43)
Total dividends and/or distributions to shareholders	(1.57)	(0.86)	(1.64)	(1.97)		(0.55)

Net asset value, end of year	$9.52	$10.53	$11.47	$11.09		$12.70
Total return (C)	7.57%	(1.06)%	19.42%	3.41%		(0.62)%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,836	$5,816	$7,080	$7,755		$4,749
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.91%	1.86%	1.84%	1.80%		1.81%
Including waiver and/or reimbursement and recapture	1.90%	1.86%	1.84%	1.80	%(B)	1.81%
Net investment income (loss) to average net assets	1.25%	1.02%	0.96%	1.23	%(B)	0.89%
Portfolio turnover rate	55%	22%	14%	54%		15%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dividend Focused
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$10.59	$11.52	$11.14	$12.75		$13.35

Investment operations:
Net investment income (loss) (A)	0.21	0.22	0.21	0.25	(B)	0.25
Net realized and unrealized gain (loss)	0.44	(0.17)	1.93	0.22		(0.18)
Total investment operations	0.65	0.05	2.14	0.47		0.07

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.23)	(0.26)	(0.25)		(0.24)
Net realized gains	(1.45)	(0.75)	(1.50)	(1.83)		(0.43)
Total dividends and/or distributions to shareholders	(1.67)	(0.98)	(1.76)	(2.08)		(0.67)

Net asset value, end of year	$9.57	$10.59	$11.52	$11.14		$12.75
Total return	8.65%	0.06%	20.56%	4.38%		0.49%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,013	$16,823	$17,286	$10,559		$6,318
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.85%	0.84%	0.81%		0.81%
Including waiver and/or reimbursement and recapture	0.87%	0.85%	0.84%	0.80	%(B)	0.81%
Net investment income (loss) to average net assets	2.30%	1.98%	1.91%	2.26	%(B)	1.88%
Portfolio turnover rate	55%	22%	14%	54%		15%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Dividend Focused
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$10.59	$11.53	$11.15	$12.75		$13.36

Investment operations:
Net investment income (loss) (A)	0.22	0.24	0.23	0.26	(B)	0.26
Net realized and unrealized gain (loss)	0.44	(0.19)	1.92	0.23		(0.18)
Total investment operations	0.66	0.05	2.15	0.49		0.08

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.27)	(0.26)		(0.26)
Net realized gains	(1.45)	(0.75)	(1.50)	(1.83)		(0.43)
Total dividends and/or distributions to shareholders	(1.68)	(0.99)	(1.77)	(2.09)		(0.69)

Net asset value, end of year	$9.57	$10.59	$11.53	$11.15		$12.75
Total return	8.77%	0.08%	20.67%	4.57%		0.52%

Ratio and supplemental data:
Net assets end of year (000’s)	$428,187	$484,565	$576,947	$672,378		$852,448
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.75%	0.74%	0.70%		0.71%
Including waiver and/or reimbursement and recapture	0.77%	0.75%	0.74%	0.70	%(B)	0.71%
Net investment income (loss) to average net assets	2.40%	2.14%	2.07%	2.31	%(B)	1.98%
Portfolio turnover rate	55%	22%	14%	54%		15%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.59	$11.52	$11.15	$12.75		$13.25

Investment operations:
Net investment income (loss) (B)	0.22	0.24	0.21	0.27	(C)	0.11
Net realized and unrealized gain (loss)	0.44	(0.18)	1.93	0.22		(0.48)
Total investment operations	0.66	0.06	2.14	0.49		(0.37)

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.27)	(0.26)		(0.13)
Net realized gains	(1.45)	(0.75)	(1.50)	(1.83)		—
Total dividends and/or distributions to shareholders	(1.68)	(0.99)	(1.77)	(2.09)		(0.13)

Net asset value, end of period/year	$9.57	$10.59	$11.52	$11.15		$12.75
Total return	8.77%	0.17%	20.67%	4.57%		(2.79	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,518	$4,082	$3,524	$474		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.75%	0.74%	0.71%		0.72	%(E)
Including waiver and/or reimbursement and recapture	0.77%	0.75%	0.74%	0.70	%(C)	0.72	%(E)
Net investment income (loss) to average net assets	2.37%	2.11%	1.90%	2.39	%(C)	1.99	%(E)
Portfolio turnover rate	55%	22%	14%	54%		15%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
Class A
October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015
Net asset value, beginning of year	$11.81	$11.77	$10.48	$11.10	$11.73

Investment operations:
Net investment income (loss) (A)	0.14	0.11	0.11	0.12	(B)	0.07
Net realized and unrealized gain (loss)	0.62	0.03	1.32	(0.23)	0.04	(C)
Total investment operations	0.76	0.14	1.43	(0.11)	0.11

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.10)	(0.14)	(0.05)	(0.11)
Net realized gains	—	—	—	(0.46)	(0.63)
Total dividends and/or distributions to shareholders	(0.12)	(0.10)	(0.14)	(0.51)	(0.74)

Net asset value, end of year	$12.45	$11.81	$11.77	$10.48	$11.10
Total return (D)	6.57%	1.17%	13.73%	(0.99)%	0.91%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,625	$10,935	$8,560	$9,348	$14,100
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.58%	1.56%	1.59%	1.33%	1.36%
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.10%	1.09	%(B)	1.10%
Net investment income (loss) to average net assets	1.15%	0.95%	0.96%	1.14	%(B)	0.63%
Portfolio turnover rate	71%	25%	3%	142%	308%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
Class C
October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015
Net asset value, beginning of year	$11.63	$11.59	$10.32	$10.96	$11.60

Investment operations:
Net investment income (loss) (A)	0.04	0.03	0.02	0.04	(B)	(0.01)
Net realized and unrealized gain (loss)	0.64	0.02	1.30	(0.22)	0.04	(C)
Total investment operations	0.68	0.05	1.32	(0.18)	0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.01)	(0.05)	—	(0.04)
Net realized gains	—	—	—	(0.46)	(0.63)
Total dividends and/or distributions to shareholders	(0.01)	(0.01)	(0.05)	(0.46)	(0.67)

Net asset value, end of year	$12.30	$11.63	$11.59	$10.32	$10.96
Total return (D)	5.85%	0.40%	12.82%	(1.64)%	0.15%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,059	$5,944	$7,231	$8,710	$11,492
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	2.31%	2.29%	2.32%	2.06%	2.12%
Including waiver and/or reimbursement and recapture	1.85%	1.85%	1.85%	1.83	%(B)	1.85%
Net investment income (loss) to average net assets	0.34%	0.22%	0.21%	0.37	%(B)	(0.13)%
Portfolio turnover rate	71%	25%	3%	142%	308%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
Class I
October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015
Net asset value, beginning of year	$11.78	$11.74	$10.47	$11.08	$11.71

Investment operations:
Net investment income (loss) (A)	0.16	0.15	0.13	0.15	(B)	0.10
Net realized and unrealized gain (loss)	0.63	0.02	1.31	(0.23)	0.04	(C)
Total investment operations	0.79	0.17	1.44	(0.08)	0.14

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.13)	(0.17)	(0.07)	(0.14)
Net realized gains	—	—	—	(0.46)	(0.63)
Total dividends and/or distributions to shareholders	(0.14)	(0.13)	(0.17)	(0.53)	(0.77)

Net asset value, end of year	$12.43	$11.78	$11.74	$10.47	$11.08
Total return	6.88%	1.45%	13.89%	(0.65)%	1.15%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,777	$2,610	$3,012	$2,324	$3,889
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.27%	1.26%	1.29%	1.03%	1.08%
Including waiver and/or reimbursement and recapture	0.85%	0.85%	0.85%	0.83	%(B)	0.85%
Net investment income (loss) to average net assets	1.31%	1.22%	1.21%	1.39	%(B)	0.91%
Portfolio turnover rate	71%	25%	3%	142%	308%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$8.83	$9.45	$9.46	$9.38		$10.48

Investment operations:
Net investment income (loss) (A)	0.33	0.32	0.32	0.36	(B)	0.39
Net realized and unrealized gain (loss)	0.48	(0.54)	0.06	0.32		(0.87)
Total investment operations	0.81	(0.22)	0.38	0.68		(0.48)

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.32)	(0.32)	(0.33)		(0.45)
Net realized gains	—	—	—	(0.20)		(0.17)
Return of capital	(0.09)	(0.08)	(0.07)	(0.07)		—
Total dividends and/or distributions to shareholders	(0.46)	(0.40)	(0.39)	(0.60)		(0.62)

Net asset value, end of year	$9.18	$8.83	$9.45	$9.46		$9.38
Total return (C)	9.35%	(2.38)%	4.12%	7.79%		(4.78)%

Ratio and supplemental data:
Net assets end of year (000’s)	$58,587	$68,424	$97,964	$122,240		$175,092
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.99%	0.93%	0.89%	0.89%		0.89%
Including waiver and/or reimbursement and recapture	0.92%	0.92%	0.89%	0.88	%(B)	0.89%
Net investment income (loss) to average net assets	3.69%	3.48%	3.41%	3.89	%(B)	3.84%
Portfolio turnover rate	20%	23%	9%	27%		159%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$8.79	$9.41	$9.42	$9.34		$10.44

Investment operations:
Net investment income (loss) (A)	0.28	0.26	0.25	0.28	(B)	0.31
Net realized and unrealized gain (loss)	0.46	(0.54)	0.06	0.33		(0.87)
Total investment operations	0.74	(0.28)	0.31	0.61		(0.56)

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.27)	(0.26)	(0.28)		(0.37)
Net realized gains	—	—	—	(0.20)		(0.17)
Return of capital	(0.08)	(0.07)	(0.06)	(0.05)		—
Total dividends and/or distributions to shareholders	(0.39)	(0.34)	(0.32)	(0.53)		(0.54)

Net asset value, end of year	$9.14	$8.79	$9.41	$9.42		$9.34
Total return (C)	8.56%	(3.07)%	3.34%	7.00%		(5.53)%

Ratio and supplemental data:
Net assets end of year (000’s)	$80,716	$108,855	$161,999	$210,600		$289,060
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.74%	1.69%	1.65%	1.65%		1.65%
Including waiver and/or reimbursement and recapture	1.67%	1.67%	1.65%	1.64	%(B)	1.65%
Net investment income (loss) to average net assets	3.12%	2.77%	2.68%	3.11	%(B)	3.09%
Portfolio turnover rate	20%	23%	9%	27%		159%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$8.84	$9.45	$9.46	$9.38		$10.48

Investment operations:
Net investment income (loss) (A)	0.35	0.35	0.35	0.39	(B)	0.41
Net realized and unrealized gain (loss)	0.47	(0.53)	0.06	0.31		(0.87)
Total investment operations	0.82	(0.18)	0.41	0.70		(0.46)

Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.34)	(0.34)	(0.35)		(0.47)
Net realized gains	—	—	—	(0.20)		(0.17)
Return of capital	(0.10)	(0.09)	(0.08)	(0.07)		—
Total dividends and/or distributions to shareholders	(0.48)	(0.43)	(0.42)	(0.62)		(0.64)

Net asset value, end of year	$9.18	$8.84	$9.45	$9.46		$9.38
Total return	9.50%	(2.04)%	4.37%	8.06%		(4.56)%

Ratio and supplemental data:
Net assets end of year (000’s)	$42,155	$43,330	$66,235	$83,297		$144,733
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.72%	0.68%	0.66%	0.65%		0.66%
Including waiver and/or reimbursement and recapture	0.67%	0.67%	0.66%	0.64	%(B)	0.66%
Net investment income (loss) to average net assets	3.88%	3.78%	3.66%	4.25	%(B)	4.05%
Portfolio turnover rate	20%	23%	9%	27%		159%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.85	$10.92	$10.50	$9.70		$10.75

Investment operations:
Net investment income (loss) (A)	0.57	0.51	0.55	0.63	(B)	0.60
Net realized and unrealized gain (loss)	0.44	(1.23)	0.38	0.49		(1.26)
Total investment operations	1.01	(0.72)	0.93	1.12		(0.66)

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.32)	(0.51)	(0.30)		(0.39)
Return of capital	—	(0.03)	—	(0.02)		—
Total dividends and/or distributions to shareholders	(0.37)	(0.35)	(0.51)	(0.32)		(0.39)

Net asset value, end of year	$10.49	$9.85	$10.92	$10.50		$9.70
Total return (C)	10.42%	(6.65)%	8.96%	11.86%		(6.30)%

Ratio and supplemental data:
Net assets end of year (000’s)	$9,203	$15,294	$21,804	$35,765		$59,093
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.12%	1.12%	1.15%		1.11%
Including waiver and/or reimbursement and recapture	1.18%	1.12%	1.12%	1.15	%(B)	1.11%
Net investment income (loss) to average net assets	5.52%	4.81%	5.20%	6.39	%(B)	5.94%
Portfolio turnover rate	255%	221%	247%	257%		237%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.76	$10.85	$10.43	$9.66		$10.72

Investment operations:
Net investment income (loss) (A)	0.50	0.42	0.48	0.55	(B)	0.53
Net realized and unrealized gain (loss)	0.46	(1.22)	0.36	0.49		(1.26)
Total investment operations	0.96	(0.80)	0.84	1.04		(0.73)

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.26)	(0.42)	(0.25)		(0.33)
Return of capital	—	(0.03)	—	(0.02)		—
Total dividends and/or distributions to shareholders	(0.31)	(0.29)	(0.42)	(0.27)		(0.33)

Net asset value, end of year	$10.41	$9.76	$10.85	$10.43		$9.66
Total return (C)	9.70%	(7.36)%	8.26%	11.01%		(7.02)%

Ratio and supplemental data:
Net assets end of year (000’s)	$8,765	$10,089	$14,023	$14,363		$17,462
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.88%	1.88%	1.87%	1.89%		1.84%
Including waiver and/or reimbursement and recapture	1.88%	1.88%	1.87%	1.88	%(B)	1.84%
Net investment income (loss) to average net assets	4.89%	4.03%	4.53%	5.56	%(B)	5.23%
Portfolio turnover rate	255%	221%	247%	257%		237%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.88	$10.95	$10.52	$9.72		$10.78

Investment operations:
Net investment income (loss) (A)	0.62	0.54	0.60	0.66	(B)	0.64
Net realized and unrealized gain (loss)	0.46	(1.24)	0.37	0.49		(1.27)
Total investment operations	1.08	(0.70)	0.97	1.15		(0.63)

Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.33)	(0.54)	(0.33)		(0.43)
Return of capital	—	(0.04)	—	(0.02)		—
Total dividends and/or distributions to shareholders	(0.42)	(0.37)	(0.54)	(0.35)		(0.43)

Net asset value, end of year	$10.54	$9.88	$10.95	$10.52		$9.72
Total return	10.89%	(6.36)%	9.33%	12.27%		(6.03)%

Ratio and supplemental data:
Net assets end of year (000’s)	$457,449	$481,999	$682,535	$618,258		$581,888
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80%	0.82%	0.82%	0.82%		0.81%
Including waiver and/or reimbursement and recapture	0.80%	0.82%	0.82%	0.82	%(B)	0.81%
Net investment income (loss) to average net assets	5.96%	5.12%	5.62%	6.60	%(B)	6.39%
Portfolio turnover rate	255%	221%	247%	257%		237%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.89	$10.95	$10.52	$9.72		$10.78

Investment operations:
Net investment income (loss) (A)	0.63	0.55	0.62	0.65	(B)	0.64
Net realized and unrealized gain (loss)	0.45	(1.23)	0.36	0.51		(1.26)
Total investment operations	1.08	(0.68)	0.98	1.16		(0.62)

Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.34)	(0.55)	(0.33)		(0.44)
Return of capital	—	(0.04)	—	(0.03)		—
Total dividends and/or distributions to shareholders	(0.43)	(0.38)	(0.55)	(0.36)		(0.44)

Net asset value, end of year	$10.54	$9.89	$10.95	$10.52		$9.72
Total return	11.00%	(6.21)%	9.44%	12.25%		(5.86)%

Ratio and supplemental data:
Net assets end of year (000’s)	$135,377	$161,794	$214,450	$169,122		$60,406
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.73%	0.72%	0.72%		0.70%
Including waiver and/or reimbursement and recapture	0.70%	0.73%	0.72%	0.72	%(B)	0.70%
Net investment income (loss) to average net assets	6.08%	5.21%	5.83%	6.48	%(B)	6.29%
Portfolio turnover rate	255%	221%	247%	257%		237%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Debt
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.88	$10.94	$10.52	$9.71		$10.37

Investment operations:
Net investment income (loss) (B)	0.63	0.58	0.64	0.66	(C)	0.28
Net realized and unrealized gain (loss)	0.45	(1.26)	0.33	0.51		(0.66)
Total investment operations	1.08	(0.68)	0.97	1.17		(0.38)

Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.34)	(0.55)	(0.33)		(0.28)
Return of capital	—	(0.04)	—	(0.03)		—
Total dividends and/or distributions to shareholders	(0.43)	(0.38)	(0.55)	(0.36)		(0.28)

Net asset value, end of period/year	$10.53	$9.88	$10.94	$10.52		$9.71
Total return	11.01%	(6.30)%	9.45%	12.36%		(3.71	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,915	$5,512	$6,933	$87		$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.73%	0.72%	0.72%		0.71	%(E)
Including waiver and/or reimbursement and recapture	0.70%	0.73%	0.72%	0.72	%(C)	0.71	%(E)
Net investment income (loss) to average net assets	6.09%	5.50%	5.87%	6.62	%(C)	6.66	%(E)
Portfolio turnover rate	255%	221%	247%	257%		237%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class A
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.25		$11.01		$8.83	$8.50		$10.25

Investment operations:
Net investment income (loss) (A)	0.18		0.07		0.12	0.07	(B)	0.06
Net realized and unrealized gain (loss)	0.49		(1.75)		2.20	0.34		(1.70)
Total investment operations	0.67		(1.68)		2.32	0.41		(1.64)

Dividends and/or distributions to shareholders:
Net investment income	(0.03)		(0.08)		(0.14)	(0.08)		(0.11)

Net asset value, end of year	$9.89		$9.25		$11.01	$8.83		$8.50
Total return (C)	7.15%		(15.32)%		26.75%	4.88%		(16.17)%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,026		$4,331		$10,421	$2,368		$1,669
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.59	%(D)	1.53	%(D)	1.59%	1.73%		1.60%
Including waiver and/or reimbursement and recapture	1.57	%(D)	1.53	%(D)	1.59%	1.72	%(B)	1.60%
Net investment income (loss) to average net assets	1.87%		0.61%		1.16%	0.87	%(B)	0.63%
Portfolio turnover rate	49%		75%		49%	61%		89%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class C
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.15		$10.89		$8.74	$8.41		$10.14

Investment operations:
Net investment income (loss) (A)	0.08		0.01		0.02	0.02	(B)	0.01
Net realized and unrealized gain (loss)	0.53		(1.75)		2.22	0.34		(1.70)
Total investment operations	0.61		(1.74)		2.24	0.36		(1.69)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.00	)(C)	(0.09)	(0.03)		(0.04)

Net asset value, end of year	$9.76		$9.15		$10.89	$8.74		$8.41
Total return (D)	6.56%		(15.95)%		25.97%	4.28%		(16.73)%

Ratio and supplemental data:
Net assets end of year (000’s)	$934		$1,625		$2,552	$1,846		$1,882
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.18	%(E)(F)	2.23	%(F)	2.28%	2.33%		2.28%
Including waiver and/or reimbursement and recapture	2.18	%(E)(F)	2.23	%(F)	2.28%	2.32	%(B)	2.28%
Net investment income (loss) to average net assets	0.89%		0.09%		0.23%	0.23	%(B)	0.08%
Portfolio turnover rate	49%		75%		49%	61%		89%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.
(F)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class I
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.32		$11.07		$8.88	$8.55		$10.30

Investment operations:
Net investment income (loss) (A)	0.24		0.13		0.17	0.08	(B)	0.10
Net realized and unrealized gain (loss)	0.48		(1.77)		2.19	0.36		(1.72)
Total investment operations	0.72		(1.64)		2.36	0.44		(1.62)

Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.11)		(0.17)	(0.11)		(0.13)

Net asset value, end of year	$9.95		$9.32		$11.07	$8.88		$8.55
Total return	7.86%		(15.01)%		27.20%	5.30%		(15.89)%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,956		$6,653		$8,072	$476		$1,281
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07	%(C)(D)	1.20	%(D)	1.27%	1.31%		1.25%
Including waiver and/or reimbursement and recapture	1.07	%(C)(D)	1.20	%(D)	1.27%	1.31	%(B)	1.25%
Net investment income (loss) to average net assets	2.44%		1.20%		1.64%	1.04	%(B)	1.01%
Portfolio turnover rate	49%		75%		49%	61%		89%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class I2
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.33		$11.08		$8.89	$8.56		$10.30

Investment operations:
Net investment income (loss) (A)	0.24		0.19		0.13	0.12	(B)	0.12
Net realized and unrealized gain (loss)	0.50		(1.83)		2.24	0.33		(1.72)
Total investment operations	0.74		(1.64)		2.37	0.45		(1.60)

Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.11)		(0.18)	(0.12)		(0.14)

Net asset value, end of year	$9.96		$9.33		$11.08	$8.89		$8.56
Total return	7.90%		(14.94)%		27.35%	5.41%		(15.74)%

Ratio and supplemental data:
Net assets end of year (000’s)	$808,995		$847,486		$217,617	$146,458		$270,402
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97	%(C)	1.10	%(C)	1.17%	1.19%		1.14%
Including waiver and/or reimbursement and recapture	0.96	%(C)	1.10	%(C)	1.17%	1.18	%(B)	1.14%
Net investment income (loss) to average net assets	2.48%		1.83%		1.37%	1.46	%(B)	1.26%
Portfolio turnover rate	49%		75%		49%	61%		89%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Event Driven
	Class I
	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.36		$10.46	$9.78

Investment operations:
Net investment income (loss) (B)	0.02		(0.02)	0.10
Net realized and unrealized gain (loss)	0.41		0.08	0.60
Total investment operations	0.43		0.06	0.70

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	(0.16)	(0.02)
Net realized gains	(0.19)		—	—
Total dividends and/or distributions to shareholders	(0.19)		(0.16)	(0.02)

Net asset value, end of period/year	$10.60		$10.36	$10.46
Total return	4.34%		0.57%	7.19	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$834		$706	$60
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.61%		1.69%	1.81	%(F)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.53%		1.49%	1.44	%(F)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees from borrowings from securities sold short	1.35%		1.35%	1.38	%(F)
Net investment income (loss) to average net assets	0.18%		(0.15)%	1.03	%(F)
Portfolio turnover rate	214%		514%	633%

(A)	Commenced operations on November 11, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Event Driven
	Class I2
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.22		$10.31	$9.83	$9.66		$10.00

Investment operations:
Net investment income (loss) (B)	0.02		(0.04)	0.16	0.15	(C)	(0.03	)(D)
Net realized and unrealized gain (loss)	0.40		0.11	0.48	0.04	(E)	(0.31	)(D)
Total investment operations	0.42		0.07	0.64	0.19		(0.34)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(F)	(0.16)	(0.16)	(0.02)		—
Net realized gains	(0.19)		—	—	—		—
Total dividends and/or distributions to shareholders	(0.19)		(0.16)	(0.16)	(0.02)		—

Net asset value, end of period/year	$10.45		$10.22	$10.31	$9.83		$9.66
Total return	4.41%		0.68%	6.55%	1.98%		(3.30	)%(G)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$93,086		$116,012	$90,175	$97,399		$125,039
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.51%		1.68%	1.76%	2.57%		2.96	%(D)(I)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.54%		1.60%	1.62%	2.53	%(C)	2.77	%(D)(I)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees from borrowings from securities sold short	1.35%		1.35%	1.45%	1.73	%(C)	1.66	%(I)
Net investment income (loss) to average net assets	0.19%		(0.40)%	1.55%	1.62	%(C)	(0.44	)%(D)(I)
Portfolio turnover rate	214%		514%	633%	579%		305%

(A)	Commenced operations on March 31, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Reclassified fees for borrowings from securities sold short from net realized gain (loss) to expenses. Please reference the Reclassification section of the Notes to Financial Statements for additional information.
(E)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying investments in which the Fund invests.
(I)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.87	$9.97	$9.95	$9.82		$9.92

Investment operations:
Net investment income (loss) (A)	0.48	0.42	0.38	0.40	(B)	0.34
Net realized and unrealized gain (loss)	(0.26)	(0.10)	0.03	0.12		(0.08)
Total investment operations	0.22	0.32	0.41	0.52		0.26

Dividends and/or distributions to shareholders:
Net investment income	(0.48)	(0.42)	(0.39)	(0.39)		(0.35)
Net realized gains	—	—	—	—		(0.01)
Total dividends and/or distributions to shareholders	(0.48)	(0.42)	(0.39)	(0.39)		(0.36)

Net asset value, end of year	$9.61	$9.87	$9.97	$9.95		$9.82
Total return (C)	2.44%	3.32%	4.14%	5.50%		2.73%

Ratio and supplemental data:
Net assets end of year (000’s)	$24,106	$37,011	$38,312	$6,327		$3,360
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.07%	1.07%	1.08%	1.11%		1.11%
Including waiver and/or reimbursement and recapture	1.05%	1.05%	1.05%	1.05	%(B)	1.05%
Net investment income (loss) to average net assets	4.94%	4.22%	3.79%	4.05	%(B)	3.46%
Portfolio turnover rate	23%	54%	55%	50%		41%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.87	$9.97	$9.95	$9.82		$9.92

Investment operations:
Net investment income (loss) (A)	0.41	0.35	0.30	0.32	(B)	0.27
Net realized and unrealized gain (loss)	(0.25)	(0.10)	0.04	0.13		(0.08)
Total investment operations	0.16	0.25	0.34	0.45		0.19

Dividends and/or distributions to shareholders:
Net investment income	(0.41)	(0.35)	(0.32)	(0.32)		(0.28)
Net realized gains	—	—	—	—		(0.01)
Total dividends and/or distributions to shareholders	(0.41)	(0.35)	(0.32)	(0.32)		(0.29)

Net asset value, end of year	$9.62	$9.87	$9.97	$9.95		$9.82
Total return (C)	1.68%	2.55%	3.36%	4.70%		1.98%

Ratio and supplemental data:
Net assets end of year (000’s)	$18,255	$22,412	$17,549	$6,669		$2,904
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.81%	1.83%	1.83%	1.84%		1.86%
Including waiver and/or reimbursement and recapture	1.80%	1.80%	1.80%	1.80	%(B)	1.80%
Net investment income (loss) to average net assets	4.22%	3.50%	3.05%	3.30	%(B)	2.78%
Portfolio turnover rate	23%	54%	55%	50%		41%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.84	$9.94	$9.92	$9.79		$9.92

Investment operations:
Net investment income (loss) (A)	0.51	0.45	0.40	0.41	(B)	0.35
Net realized and unrealized gain (loss)	(0.26)	(0.10)	0.04	0.14		(0.09)
Total investment operations	0.25	0.35	0.44	0.55		0.26

Dividends and/or distributions to shareholders:
Net investment income	(0.51)	(0.45)	(0.42)	(0.42)		(0.38)
Net realized gains	—	—	—	—		(0.01)
Total dividends and/or distributions to shareholders	(0.51)	(0.45)	(0.42)	(0.42)		(0.39)

Net asset value, end of year	$9.58	$9.84	$9.94	$9.92		$9.79
Total return	2.69%	3.57%	4.40%	5.75%		2.66%

Ratio and supplemental data:
Net assets end of year (000’s)	$99,384	$187,447	$72,316	$13,061		$787
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.82%	0.85%	0.85%	0.85%		0.87%
Including waiver and/or reimbursement and recapture	0.80%	0.80%	0.80%	0.80	%(B)	0.80%
Net investment income (loss) to average net assets	5.20%	4.56%	4.02%	4.21	%(B)	3.57%
Portfolio turnover rate	23%	54%	55%	50%		41%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.87	$9.97	$9.95	$9.82		$9.92

Investment operations:
Net investment income (loss) (A)	0.52	0.45	0.41	0.42	(B)	0.38
Net realized and unrealized gain (loss)	(0.25)	(0.09)	0.03	0.13		(0.09)
Total investment operations	0.27	0.36	0.44	0.55		0.29

Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.46)	(0.42)	(0.42)		(0.38)
Net realized gains	—	—	—	—		(0.01)
Total dividends and/or distributions to shareholders	(0.52)	(0.46)	(0.42)	(0.42)		(0.39)

Net asset value, end of year	$9.62	$9.87	$9.97	$9.95		$9.82
Total return	2.78%	3.64%	4.45%	5.81%		2.99%

Ratio and supplemental data:
Net assets end of year (000’s)	$81,278	$473,047	$512,061	$374,908		$336,546
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.72%	0.75%	0.75%	0.75%		0.77%
Including waiver and/or reimbursement and recapture	0.72%	0.75%	0.75%	0.75	%(B)(D)	0.80%
Net investment income (loss) to average net assets	5.30%	4.54%	4.12%	4.32	%(B)	3.79%
Portfolio turnover rate	23%	54%	55%	50%		41%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class A
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$13.17		$13.58		$11.14	$11.15		$11.08

Investment operations:
Net investment income (loss) (A)	0.11		0.05		0.08	0.08	(B)	0.05
Net realized and unrealized gain (loss)	0.91		(0.20)		2.64	(0.09)		0.02
Total investment operations	1.02		(0.15)		2.72	(0.01)		0.07

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	(0.26)		(0.28)	—		—

Net asset value, end of year	$14.19		$13.17		$13.58	$11.14		$11.15
Total return (D)	7.77%		(1.18)%		24.92%	(0.09)%		0.63%

Ratio and supplemental data:
Net assets end of year (000’s)	$55,612		$51,912		$42,264	$39,699		$48,311
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.48	%(E)	1.45	%(E)	1.49%	1.39%		1.36	%(E)
Including waiver and/or reimbursement and recapture	1.35	%(E)	1.35	%(E)	1.35%	1.34	%(B)	1.35	%(E)
Net investment income (loss) to average net assets	0.80%		0.35%		0.68%	0.74	%(B)	0.46%
Portfolio turnover rate	51%		36%		38%	63%		51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class C
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$12.87		$13.27		$10.89	$10.98		$10.99

Investment operations:
Net investment income (loss) (A)	0.01		(0.06)		(0.01)	0.00	(B)(C)	(0.03)
Net realized and unrealized gain (loss)	0.89		(0.19)		2.58	(0.09)		0.02
Total investment operations	0.90		(0.25)		2.57	(0.09)		(0.01)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.15)		(0.19)	—		—

Net asset value, end of year	$13.77		$12.87		$13.27	$10.89		$10.98
Total return (D)	6.99%		(1.91)%		23.90%	(0.82)%		(0.09)%

Ratio and supplemental data:
Net assets end of year (000’s)	$10,113		$20,289		$44,450	$48,720		$61,427
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.19	%(E)	2.18	%(E)	2.21%	2.13%		2.10	%(E)
Including waiver and/or reimbursement and recapture	2.10	%(E)	2.10	%(E)	2.10%	2.09	%(C)	2.10	%(E)(F)
Net investment income (loss) to average net assets	0.04%		(0.41)%		(0.07)%	(0.01	)%(C)	(0.29)%
Portfolio turnover rate	51%		36%		38%	63%		51%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class I
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$13.20		$13.61		$11.19	$11.17		$11.06

Investment operations:
Net investment income (loss) (A)	0.15		0.08		0.11	0.11	(B)	0.09
Net realized and unrealized gain (loss)	0.91		(0.20)		2.64	(0.08)		0.02
Total investment operations	1.06		(0.12)		2.75	0.03		0.11

Dividends and/or distributions to shareholders:
Net investment income	(0.03)		(0.29)		(0.33)	(0.01)		—

Net asset value, end of year	$14.23		$13.20		$13.61	$11.19		$11.17
Total return	8.07%		(0.94)%		25.20%	0.24%		0.99%

Ratio and supplemental data:
Net assets end of year (000’s)	$38,582		$32,283		$34,572	$28,605		$37,576
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11	%(C)	1.12	%(C)	1.14%	1.04%		1.03	%(C)
Including waiver and/or reimbursement and recapture	1.10	%(C)	1.10	%(C)	1.10%	1.02	%(B)	1.04	%(C)
Net investment income (loss) to average net assets	1.09%		0.59%		0.93%	1.04	%(B)	0.78%
Portfolio turnover rate	51%		36%		38%	63%		51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Global Equity
	Class R6
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$13.22		$13.62		$11.22	$11.18		$11.63

Investment operations:
Net investment income (loss) (B)	0.15		0.10		0.13	0.09	(C)	0.03
Net realized and unrealized gain (loss)	0.92		(0.20)		2.63	(0.05)		(0.48	)(D)
Total investment operations	1.07		(0.10)		2.76	0.04		(0.45)

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.30)		(0.36)	(0.00	)(E)	—

Net asset value, end of period/year	$14.25		$13.22		$13.62	$11.22		$11.18
Total return	8.14%		(0.80)%		25.19%	0.36%		(3.87	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$967		$949		$1,114	$140		$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01	%(H)	1.02	%(H)	1.04%	0.95%		0.93	%(G)(H)
Including waiver and/or reimbursement and recapture	1.01	%(H)	1.02	%(H)	1.04%	0.94	%(C)	0.93	%(G)(H)
Net investment income (loss) to average net assets	1.08%		0.70%		1.01%	0.82	%(C)	0.61	%(G)
Portfolio turnover rate	51%		36%		38%	63%		51%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Annualized.
(H)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class A
	October 31, 2019	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.02	0.00	(B)	0.00	(B)	0.00	(B)(C)	0.00	(B)
Total investment operations	0.02	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.02)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00
Total return (D)	1.64%	0.46%		0.01%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$187,635	$171,707		$191,477		$192,607		$105,532
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65%	0.68%		0.78%		0.87%		1.07%
Including waiver and/or reimbursement and recapture	0.73%	1.25%		0.82	%(E)	0.43	%(C)(E)	0.27	%(E)
Net investment income (loss) to average net assets	1.62%	0.44%		0.01%		0.01	%(C)	0.00	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and some amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class C
	October 31, 2019	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.01	0.00	(B)	0.00	(B)	0.00	(B)(C)	0.00	(B)
Total investment operations	0.01	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00
Total return (D)	0.57%	0.01%		0.01%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$9,218	$13,477		$19,707		$22,189		$21,500
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.41%	1.46%		1.56%		1.61%		1.68%
Including waiver and/or reimbursement and recapture	1.77%	1.69	%(E)	0.81	%(E)	0.43	%(C)(E)	0.27	%(E)
Net investment income (loss) to average net assets	0.57%	0.01%		0.01%		0.01	%(C)	0.00	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and some amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I
	October 31, 2019	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.02	0.01		0.00	(B)	0.00	(B)(C)	0.00	(B)
Total investment operations	0.02	0.01		0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.02)	(0.01)		(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00
Total return	1.89%	0.95%		0.01%		0.01%		0.02%

Ratio and supplemental data:
Net assets end of year (000’s)	$18,213	$21,281		$21,578		$21,185		$18,529
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.50%	0.52%		0.62%		0.69%		0.78%
Including waiver and/or reimbursement and recapture	0.48%	0.76	%(D)	0.82	%(D)	0.43	%(C)(D)	0.26	%(D)
Net investment income (loss) to average net assets	1.87%	0.94%		0.01%		0.01	%(C)	0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and some amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I2
	October 31, 2019	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.01	0.00	(B)	0.00	(B)	0.00	(B)(C)	0.00	(B)
Total investment operations	0.01	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00
Total return	1.42%	0.01%		0.01%		0.01%		0.02%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,400	$4,017		$7,850		$11,954		$35,245
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.30%	0.32%		0.43%		0.48%		0.54%
Including waiver and/or reimbursement and recapture	0.88%	1.64%		0.79	%(D)	0.43	%(C)(D)	0.26	%(D)
Net investment income (loss) to average net assets	1.47%	0.00	%(E)	0.01%		0.01	%(C)	0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and some amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Government Money Market
	Class I3
	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$1.00		$1.00	$1.00

Investment operations:
Net investment income (loss) (B)	0.02		0.01	0.00	(C)
Total investment operations	0.02		0.01	0.00	(C)

Dividends and/or distributions to shareholders:
Net investment income	(0.02)		(0.01)	(0.00	)(C)

Net asset value, end of period/year	$1.00		$1.00	$1.00
Total return	2.07%		1.41%	0.34	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$134,883		$106,431	$122,549
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.30%		0.32%	0.40	%(E)
Including waiver and/or reimbursement and recapture	0.30	%(F)	0.30%	0.30	%(E)(G)
Net investment income (loss) to average net assets	2.02%		1.41%	0.86	%(E)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and some amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the period and years indicated:	Transamerica Government Money Market
	Class R2
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$1.00	$1.00	$1.00

Investment operations:
Net investment income (loss) (B)	0.02	0.01	0.00	(C)
Total investment operations	0.02	0.01	0.00	(C)

Dividends and/or distributions to shareholders:
Net investment income	(0.02)	(0.01)	(0.00	)(C)

Net asset value, end of period/year	$1.00	$1.00	$1.00
Total return	1.56%	0.91%	0.02	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$910,347	$728,262	$634,919
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.88%	0.91	%(E)
Including waiver and/or reimbursement and recapture	0.80%	0.80%	0.80	%(E)
Net investment income (loss) to average net assets	1.54%	0.92%	0.30	%(E)

(A)	Commenced operations on October 13, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Government Money Market
	Class R4
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$1.00	$1.00	$1.00

Investment operations:
Net investment income (loss) (B)	0.02	0.01	0.00	(C)
Total investment operations	0.02	0.01	0.00	(C)

Dividends and/or distributions to shareholders:
Net investment income	(0.02)	(0.01)	(0.00	)(C)

Net asset value, end of period/year	$1.00	$1.00	$1.00
Total return	1.86%	1.21%	0.03	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$117,731	$174,150	$190,300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.55%	0.57%	0.65	%(E)
Including waiver and/or reimbursement and recapture	0.50%	0.50%	0.50	%(E)
Net investment income (loss) to average net assets	1.85%	1.19%	0.61	%(E)

(A)	Commenced operations on October 13, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond
	Class I3
	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.79		$9.97	$10.00

Investment operations:
Net investment income (loss) (B)	0.25		0.21	0.09
Net realized and unrealized gain (loss)	0.27		(0.15)	(0.04)
Total investment operations	0.52		0.06	0.05

Dividends and/or distributions to shareholders:
Net investment income	(0.31)		(0.24)	(0.08)

Net asset value, end of period/year	$10.00		$9.79	$9.97
Total return	5.38%		0.57%	0.51	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$185,244		$231,291	$242,577
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.45%		0.44%	0.48	%(D)
Including waiver and/or reimbursement and recapture	0.45	%(E)	0.40%	0.40	%(D)
Net investment income (loss) to average net assets	2.55%		2.16%	1.63	%(D)
Portfolio turnover rate	69%		120%	31	%(C)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond
	Class R
	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.82		$9.99	$10.00

Investment operations:
Net investment income (loss) (B)	0.20		0.16	0.06
Net realized and unrealized gain (loss)	0.26		(0.15)	(0.03)
Total investment operations	0.46		0.01	0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.18)	(0.04)

Net asset value, end of period/year	$10.02		$9.82	$9.99
Total return	4.85%		0.14%	0.32	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,401		$13,520	$19,443
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%		0.93%	0.97	%(D)
Including waiver and/or reimbursement and recapture	0.94	%(E)	0.90%	0.97	%(D)
Net investment income (loss) to average net assets	2.00%		1.60%	1.03	%(D)
Portfolio turnover rate	69%		120%	31	%(C)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond
	Class R4
	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$9.79	$9.97	$9.98		$10.03		$10.17	$10.29

Investment operations:
Net investment income (loss) (D)	0.22	0.19	0.11		0.14		0.10	0.13
Net realized and unrealized gain (loss)	0.28	(0.16)	0.01	(E)	(0.01)		(0.06)	(0.07)
Total investment operations	0.50	0.03	0.12		0.13		0.04	0.06

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.21)	(0.13)		(0.18)		(0.18)	(0.18)

Net asset value, end of period/year	$10.00	$9.79	$9.97		$9.98		$10.03	$10.17
Total return	5.15%	0.31%	1.13	%(F)	1.31%		0.38%	0.55%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$41,701	$37,838	$40,216		$56,312		$57,227	$58,080
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.69%	0.75	%(G)	0.78%		0.76%	0.77%
Including waiver and/or reimbursement and recapture	0.65%	0.65%	0.66	%(G)(H)	0.64	%(I)	0.65%	0.65%
Net investment income (loss) to average net assets	2.24%	1.89%	1.33	%(G)	1.34%		1.01%	1.21%
Portfolio turnover rate	69%	120%	31	%(F)	92%		70%	92%

(A)	Transamerica Partners Institutional High Quality Bond reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional High Quality Bond, which was the accounting and performance survivor of the reorganization.
(B)	Effective April 21, 2017, the Fund underwent a 1.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$8.86	$9.34	$9.06	$8.97		$9.68

Investment operations:
Net investment income (loss) (A)	0.48	0.50	0.48	0.49	(B)	0.48
Net realized and unrealized gain (loss)	0.16	(0.49)	0.30	0.10		(0.58)
Total investment operations	0.64	0.01	0.78	0.59		(0.10)

Dividends and/or distributions to shareholders:
Net investment income	(0.49)	(0.49)	(0.50)	(0.50)		(0.49)
Net realized gains	—	—	—	—		(0.12)
Total dividends and/or distributions to shareholders	(0.49)	(0.49)	(0.50)	(0.50)		(0.61)

Net asset value, end of year	$9.01	$8.86	$9.34	$9.06		$8.97
Total return (C)	7.79%	(0.20)%	8.63%	6.95%		(1.11)%

Ratio and supplemental data:
Net assets end of year (000’s)	$94,450	$87,028	$104,904	$114,761		$127,509
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.08%	1.04%	1.02%		1.00%
Including waiver and/or reimbursement and recapture	1.05%	1.00%	1.04%	1.01	%(B)	1.00%
Net investment income (loss) to average net assets	5.36%	5.45%	5.24%	5.64	%(B)	5.14%
Portfolio turnover rate	38%	35%	39%	49%		61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$8.81	$9.30	$9.02	$8.92		$9.64

Investment operations:
Net investment income (loss) (A)	0.42	0.43	0.42	0.43	(B)	0.41
Net realized and unrealized gain (loss)	0.16	(0.50)	0.29	0.10		(0.59)
Total investment operations	0.58	(0.07)	0.71	0.53		(0.18)

Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.42)	(0.43)	(0.43)		(0.42)
Net realized gains	—	—	—	—		(0.12)
Total dividends and/or distributions to shareholders	(0.42)	(0.42)	(0.43)	(0.43)		(0.54)

Net asset value, end of year	$8.97	$8.81	$9.30	$9.02		$8.92
Total return (C)	6.88%	(0.88)%	7.91%	6.34%		(1.95)%

Ratio and supplemental data:
Net assets end of year (000’s)	$26,922	$31,361	$46,129	$51,787		$58,147
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.76%	1.75%	1.73%	1.74%		1.74%
Including waiver and/or reimbursement and recapture	1.75%	1.72%	1.73%	1.73	%(B)	1.74%
Net investment income (loss) to average net assets	4.68%	4.74%	4.56%	4.93	%(B)	4.41%
Portfolio turnover rate	38%	35%	39%	49%		61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$8.91		$9.40	$9.13	$9.03		$9.74

Investment operations:
Net investment income (loss) (A)	0.51		0.52	0.52	0.52	(B)	0.51
Net realized and unrealized gain (loss)	0.16		(0.49)	0.28	0.10		(0.59)
Total investment operations	0.67		0.03	0.80	0.62		(0.08)

Dividends and/or distributions to shareholders:
Net investment income	(0.52)		(0.52)	(0.53)	(0.52)		(0.51)
Net realized gains	—		—	—	—		(0.12)
Total dividends and/or distributions to shareholders	(0.52)		(0.52)	(0.53)	(0.52)		(0.63)

Net asset value, end of year	$9.06		$8.91	$9.40	$9.13		$9.03
Total return	7.93%		0.17%	8.83%	7.33%		(0.85)%

Ratio and supplemental data:
Net assets end of year (000’s)	$67,078		$80,141	$164,626	$155,777		$127,675
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%		0.74%	0.73%	0.73%		0.74%
Including waiver and/or reimbursement and recapture	0.74	%(C)	0.71%	0.73%	0.72	%(B)	0.74%
Net investment income (loss) to average net assets	5.66%		5.67%	5.54%	5.86	%(B)	5.32%
Portfolio turnover rate	38%		35%	39%	49%		61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I2
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$8.94		$9.43	$9.15	$9.05		$9.77

Investment operations:
Net investment income (loss) (A)	0.52		0.54	0.53	0.53	(B)	0.52
Net realized and unrealized gain (loss)	0.17		(0.50)	0.29	0.10		(0.60)
Total investment operations	0.69		0.04	0.82	0.63		(0.08)

Dividends and/or distributions to shareholders:
Net investment income	(0.53)		(0.53)	(0.54)	(0.53)		(0.52)
Net realized gains	—		—	—	—		(0.12)
Total dividends and/or distributions to shareholders	(0.53)		(0.53)	(0.54)	(0.53)		(0.64)

Net asset value, end of year	$9.10		$8.94	$9.43	$9.15		$9.05
Total return	8.17%		0.30%	9.05%	7.43%		(0.84)%

Ratio and supplemental data:
Net assets end of year (000’s)	$477,381		$472,589	$858,441	$958,137		$788,225
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%		0.63%	0.63%	0.63%		0.64%
Including waiver and/or reimbursement and recapture	0.63	%(C)	0.61%	0.63%	0.62	%(B)	0.64%
Net investment income (loss) to average net assets	5.80%		5.83%	5.65%	6.01	%(B)	5.51%
Portfolio turnover rate	38%		35%	39%	49%		61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class I3
	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$8.93		$9.43	$9.25

Investment operations:
Net investment income (loss) (B)	0.52		0.54	0.32
Net realized and unrealized gain (loss)	0.18		(0.50)	0.18
Total investment operations	0.70		0.04	0.50

Dividends and/or distributions to shareholders:
Net investment income	(0.53)		(0.54)	(0.32)

Net asset value, end of period/year	$9.10		$8.93	$9.43
Total return	8.02%		0.33%	5.51	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$279,020		$298,604	$380,900
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%		0.63%	0.63	%(D)
Including waiver and/or reimbursement and recapture	0.63	%(E)	0.60%	0.60	%(D)
Net investment income (loss) to average net assets	5.79%		5.85%	5.69	%(D)
Portfolio turnover rate	38%		35%	39%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class R
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$8.93	$9.43	$9.25

Investment operations:
Net investment income (loss) (B)	0.48	0.49	0.29
Net realized and unrealized gain (loss)	0.17	(0.50)	0.19
Total investment operations	0.65	(0.01)	0.48

Dividends and/or distributions to shareholders:
Net investment income	(0.48)	(0.49)	(0.30)

Net asset value, end of period/year	$9.10	$8.93	$9.43
Total return	7.51%	(0.17)%	5.19	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$35,439	$42,802	$55,724
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.26%	1.23%	1.14	%(D)
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.10	%(D)
Net investment income (loss) to average net assets	5.33%	5.35%	5.12	%(D)
Portfolio turnover rate	38%	35%	39%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class R4
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$8.93	$9.43	$9.25

Investment operations:
Net investment income (loss) (B)	0.50	0.52	0.31
Net realized and unrealized gain (loss)	0.18	(0.51)	0.18
Total investment operations	0.68	0.01	0.49

Dividends and/or distributions to shareholders:
Net investment income	(0.51)	(0.51)	(0.31)

Net asset value, end of period/year	$9.10	$8.93	$9.43
Total return	7.78%	0.08%	5.35	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$396,605	$361,072	$369,181
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.88%	0.88	%(D)
Including waiver and/or reimbursement and recapture	0.85%	0.85%	0.85	%(D)
Net investment income (loss) to average net assets	5.56%	5.61%	5.43	%(D)
Portfolio turnover rate	38%	35%	39%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class R6
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$8.94		$9.43	$9.15	$9.05		$9.56

Investment operations:
Net investment income (loss) (B)	0.52		0.54	0.54	0.52	(C)	0.22
Net realized and unrealized gain (loss)	0.17		(0.50)	0.28	0.11		(0.51)
Total investment operations	0.69		0.04	0.82	0.63		(0.29)

Dividends and/or distributions to shareholders:
Net investment income	(0.53)		(0.53)	(0.54)	(0.53)		(0.22)

Net asset value, end of period/year	$9.10		$8.94	$9.43	$9.15		$9.05
Total return	8.05%		0.29%	9.06%	7.43%		(3.04	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$44,675		$29,499	$34,335	$4,086		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%		0.63%	0.63%	0.63%		0.63	%(E)
Including waiver and/or reimbursement and recapture	0.63	%(F)	0.61%	0.63%	0.61	%(C)	0.63	%(E)
Net investment income (loss) to average net assets	5.77%		5.85%	5.73%	5.81	%(C)	5.64	%(E)
Portfolio turnover rate	38%		35%	39%	49%		61%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$11.34	$11.60	$11.88	$11.47		$11.46

Investment operations:
Net investment income (loss) (A)	0.42	0.40	0.34	0.31	(B)	0.33
Net realized and unrealized gain (loss)	0.64	(0.26)	(0.11)	0.47		0.36
Total investment operations	1.06	0.14	0.23	0.78		0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.40)	(0.35)	(0.30)		(0.32)
Net realized gains	—	—	(0.16)	(0.07)		(0.36)
Total dividends and/or distributions to shareholders	(0.42)	(0.40)	(0.51)	(0.37)		(0.68)

Net asset value, end of year	$11.98	$11.34	$11.60	$11.88		$11.47
Total return (C)	9.54%	1.19%	2.26%	6.72%		6.24%

Ratio and supplemental data:
Net assets end of year (000’s)	$22,116	$30,521	$34,191	$58,848		$24,700
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.04%	1.00%	1.04%	0.98%		1.29%
Including waiver and/or reimbursement and recapture	0.91%	0.91%	0.91%	0.91	%(B)	0.91%
Net investment income (loss) to average net assets	3.63%	3.45%	3.02%	2.59	%(B)	2.88%
Portfolio turnover rate	54%	119%	115%	61%		78%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$11.35	$11.61	$11.88	$11.48		$11.47

Investment operations:
Net investment income (loss) (A)	0.36	0.33	0.28	0.24	(B)	0.26
Net realized and unrealized gain (loss)	0.64	(0.26)	(0.11)	0.46		0.37
Total investment operations	1.00	0.07	0.17	0.70		0.63

Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.33)	(0.28)	(0.23)		(0.26)
Net realized gains	—	—	(0.16)	(0.07)		(0.36)
Total dividends and/or distributions to shareholders	(0.36)	(0.33)	(0.44)	(0.30)		(0.62)

Net asset value, end of year	$11.99	$11.35	$11.61	$11.88		$11.48
Total return (C)	8.89%	0.59%	1.64%	6.12%		5.62%

Ratio and supplemental data:
Net assets end of year (000’s)	$11,561	$11,389	$12,109	$13,670		$3,708
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.81%	1.76%	1.80%	1.73%		2.04%
Including waiver and/or reimbursement and recapture	1.51%	1.51%	1.51%	1.51	%(B)	1.51%
Net investment income (loss) to average net assets	3.05%	2.84%	2.42%	2.02	%(B)	2.31%
Portfolio turnover rate	54%	119%	115%	61%		78%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$11.36	$11.62	$11.89	$11.48		$11.47

Investment operations:
Net investment income (loss) (A)	0.44	0.42	0.36	0.33	(B)	0.34
Net realized and unrealized gain (loss)	0.64	(0.26)	(0.10)	0.46		0.37
Total investment operations	1.08	0.16	0.26	0.79		0.71

Dividends and/or distributions to shareholders:
Net investment income	(0.44)	(0.42)	(0.37)	(0.31)		(0.34)
Net realized gains	—	—	(0.16)	(0.07)		(0.36)
Total dividends and/or distributions to shareholders	(0.44)	(0.42)	(0.53)	(0.38)		(0.70)

Net asset value, end of year	$12.00	$11.36	$11.62	$11.89		$11.48
Total return	9.70%	1.35%	2.41%	6.96%		6.38%

Ratio and supplemental data:
Net assets end of year (000’s)	$75,539	$61,523	$57,151	$55,795		$19,085
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.84%	0.79%	0.83%	0.77%		1.07%
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.76%	0.76	%(B)	0.76%
Net investment income (loss) to average net assets	3.79%	3.59%	3.17%	2.76	%(B)	3.04%
Portfolio turnover rate	54%	119%	115%	61%		78%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$11.36	$11.62	$11.89	$12.10

Investment operations:
Net investment income (loss) (B)	0.45	0.42	0.37	0.03
Net realized and unrealized gain (loss)	0.64	(0.26)	(0.11)	(0.21	)(C)
Total investment operations	1.09	0.16	0.26	(0.18)

Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.42)	(0.37)	(0.03)
Net realized gains	—	—	(0.16)	—
Total dividends and/or distributions to shareholders	(0.45)	(0.42)	(0.53)	(0.03)

Net asset value, end of period/year	$12.00	$11.36	$11.62	$11.89
Total return	9.73%	1.42%	2.44%	(1.47	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$10	$10	$10
Expenses to average net assets (E)	0.73%	0.68%	0.72%	0.66	%(F)
Net investment income (loss) to average net assets	3.83%	3.67%	3.21%	3.22	%(F)
Portfolio turnover rate	54%	119%	115%	61%

(A)	Commenced operations on September 30, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
Class A
October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015
Net asset value, beginning of year	$9.58	$9.97	$9.99	$9.57	$9.95

Investment operations:
Net investment income (loss) (A)	0.16	0.20	0.14	0.08	(B)	0.00	(C)
Net realized and unrealized gain (loss)	0.67	(0.38)	(0.03)	0.34	(0.34)
Total investment operations	0.83	(0.18)	0.11	0.42	(0.34)

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.21)	(0.13)	—	(0.02)
Net realized gains	—	—	—	—	(0.01)
Return of capital	—	—	—	—	(0.01)
Total dividends and/or distributions to shareholders	(0.15)	(0.21)	(0.13)	—	(0.04)

Net asset value, end of year	$10.26	$9.58	$9.97	$9.99	$9.57
Total return (D)	8.73%	(1.81)%	1.11%	4.39%	(3.48)%

Ratio and supplemental data:
Net assets end of year (000’s)	$778	$719	$634	$645	$516
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07	%(E)	0.95	%(E)	1.55%	1.00%	0.99%
Including waiver and/or reimbursement and recapture	1.00	%(E)	1.00	%(E)	1.00%	0.99	%(B)	1.00%
Net investment income (loss) to average net assets	1.59%	2.02%	1.39%	0.81	%(B)	0.01%
Portfolio turnover rate	23%	36%	41%	39%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class C
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.41		$9.81		$9.84	$9.50		$9.94

Investment operations:
Net investment income (loss) (A)	0.08		0.13		0.07	0.01	(B)	(0.08)
Net realized and unrealized gain (loss)	0.66		(0.38)		(0.03)	0.33		(0.34)
Total investment operations	0.74		(0.25)		0.04	0.34		(0.42)

Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.15)		(0.07)	—		(0.01)
Net realized gains	—		—		—	—		(0.01)
Return of capital	—		—		—	—		(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.11)		(0.15)		(0.07)	—		(0.02)

Net asset value, end of year	$10.04		$9.41		$9.81	$9.84		$9.50
Total return (D)	7.90%		(2.59)%		0.46%	3.58%		(4.22)%

Ratio and supplemental data:
Net assets end of year (000’s)	$529		$456		$709	$517		$371
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80	%(E)	1.81	%(E)	1.80%	1.77%		1.77%
Including waiver and/or reimbursement and recapture	1.75	%(E)	1.75	%(E)	1.75%	1.74	%(B)	1.75%
Net investment income (loss) to average net assets	0.80%		1.35%		0.70%	0.12	%(B)	(0.85)%
Portfolio turnover rate	23%		36%		41%	39%		35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class I
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.63		$10.03		$10.03	$9.59		$9.95

Investment operations:
Net investment income (loss) (A)	0.18		0.18		0.17	0.10	(B)	0.01
Net realized and unrealized gain (loss)	0.68		(0.34)		(0.03)	0.34		(0.33)
Total investment operations	0.86		(0.16)		0.14	0.44		(0.32)

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.24)		(0.14)	—		(0.02)
Net realized gains	—		—		—	—		(0.01)
Return of capital	—		—		—	—		(0.01)
Total dividends and/or distributions to shareholders	(0.17)		(0.24)		(0.14)	—		(0.04)

Net asset value, end of year	$10.32		$9.63		$10.03	$10.03		$9.59
Total return	8.97%		(1.67)%		1.47%	4.59%		(3.22)%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,658		$2,156		$270	$1,336		$259
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82	%(C)	0.82	%(C)	0.81%	0.79%		0.78%
Including waiver and/or reimbursement and recapture	0.75	%(C)	0.75	%(C)	0.75%	0.74	%(B)	0.75%
Net investment income (loss) to average net assets	1.80%		1.81%		1.76%	0.98	%(B)	0.05%
Portfolio turnover rate	23%		36%		41%	39%		35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class I2
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.65		$10.05		$10.05	$9.60		$9.96

Investment operations:
Net investment income (loss) (A)	0.19		0.24		0.17	0.10	(B)	0.02
Net realized and unrealized gain (loss)	0.68		(0.40)		(0.02)	0.35		(0.34)
Total investment operations	0.87		(0.16)		0.15	0.45		(0.32)

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.24)		(0.15)	—		(0.02)
Net realized gains	—		—		—	—		(0.01)
Return of capital	—		—		—	—		(0.01)
Total dividends and/or distributions to shareholders	(0.17)		(0.24)		(0.15)	—		(0.04)

Net asset value, end of year	$10.35		$9.65		$10.05	$10.05		$9.60
Total return	9.09%		(1.63)%		1.53%	4.69%		(3.19)%

Ratio and supplemental data:
Net assets end of year (000’s)	$121,491		$148,450		$171,965	$178,853		$234,802
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71	%(C)	0.70	%(C)	0.70%	0.68%		0.66%
Including waiver and/or reimbursement and recapture	0.71	%(C)	0.70	%(C)	0.70%	0.67	%(B)	0.66%
Net investment income (loss) to average net assets	1.86%		2.38%		1.67%	0.99	%(B)	0.21%
Portfolio turnover rate	23%		36%		41%	39%		35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class R6
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$9.66		$10.05		$10.05	$9.92

Investment operations:
Net investment income (loss) (B)	0.19		0.24		0.17	0.03	(C)
Net realized and unrealized gain (loss)	0.67		(0.39)		(0.02)	0.10
Total investment operations	0.86		(0.15)		0.15	0.13

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.24)		(0.15)	—

Net asset value, end of period/year	$10.35		$9.66		$10.05	$10.05
Total return	8.97%		(1.53)%		1.53%	1.31	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$55		$51		$51	$51
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71	%(F)	0.70	%(F)	0.70%	0.66	%(E)
Including waiver and/or reimbursement and recapture	0.71	%(F)	0.70	%(F)	0.70%	0.64	%(E)(C)
Net investment income (loss) to average net assets	1.87%		2.37%		1.69%	1.15	%(E)(C)
Portfolio turnover rate	23%		36%		41%	39%

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Inflation-Protected Securities
	Class I3
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.63	$9.97	$10.00

Investment operations:
Net investment income (loss) (B)	0.17	0.26	0.08
Net realized and unrealized gain (loss)	0.65	(0.34)	(0.06)
Total investment operations	0.82	(0.08)	0.02

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.26)	(0.05)

Net asset value, end of period/year	$10.21	$9.63	$9.97
Total return	8.58%	(0.88)%	0.16	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$104,687	$111,874	$144,334
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.49%	0.56%	0.52	%(E)
Including waiver and/or reimbursement and recapture	0.47%	0.40%	0.40	%(E)
Net investment income (loss) to average net assets	1.73%	2.59%	1.45	%(E)
Portfolio turnover rate	14%	134%	51	%(C)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and year indicated:	Transamerica Inflation-Protected Securities
	Class R
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.65	$9.98	$10.00

Investment operations:
Net investment income (loss) (B)	0.11	0.21	0.05
Net realized and unrealized gain (loss)	0.67	(0.34)	(0.07)
Total investment operations	0.78	(0.13)	(0.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.20)	(0.00	)(C)

Net asset value, end of period/year	$10.23	$9.65	$9.98
Total return	8.24%	(1.29)%	(0.20	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$9,125	$10,508	$12,683
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.98%	1.05%	1.01	%(F)
Including waiver and/or reimbursement and recapture	1.00%	0.92%	1.00	%(F)
Net investment income (loss) to average net assets	1.13%	2.07%	0.85	%(F)
Portfolio turnover rate	14%	134%	51	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Inflation-Protected Securities
	Class R4
	October 31, 2019		October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$9.63		$9.97		$9.93		$9.69		$9.93	$9.85

Investment operations:
Net investment income (loss) (D)	0.10		0.23		0.12		0.11		(0.01)	0.09
Net realized and unrealized gain (loss)	0.72		(0.34)		0.01	(E)	0.26		(0.21)	0.19
Total investment operations	0.82		(0.11)		0.13		0.37		(0.22)	0.28

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.23)		(0.09)		(0.13)		—	(0.14)
Net realized gains	—		—		—		—		—	(0.03)
Return of capital	—		—		—		—		(0.02)	(0.03)
Total dividends and/or distributions to shareholders	(0.22)		(0.23)		(0.09)		(0.13)		(0.02)	(0.20)

Net asset value, end of period/year	$10.23		$9.63		$9.97		$9.93		$9.69	$9.93
Total return	8.58%		(1.15)%		1.37	%(F)	3.76%		(2.18)%	2.74%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,340		$15,421		$23,203		$63,638		$76,421	$85,490
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74	%(G)	0.81	%(G)	0.81	%(G)(H)	0.82%		0.80%	0.78%
Including waiver and/or reimbursement and recapture	0.65	%(G)	0.65	%(G)(I)	0.66	%(G)(H)(I)	0.64	%(J)	0.65%	0.65%
Net investment income (loss) to average net assets	1.07%		2.33%		1.41	%(H)	1.13%		(0.13)%	0.93%
Portfolio turnover rate	14%		134%		51	%(F)	52%		54%	81%

(A)	Transamerica Partners Institutional Inflation-Protected Securities reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Inflation-Protected Securities, which was the accounting and performance survivor of the reorganization.
(B)	Effective April 21, 2017, the Fund underwent a 0.97-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Does not include expenses of the underlying investments in which the Fund invests.
(H)	Annualized.
(I)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(J)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class I2
	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.70		$10.20	$10.08

Investment operations:
Net investment income (loss) (B)	0.28		0.27	0.14
Net realized and unrealized gain (loss)	0.81		(0.49)	0.14
Total investment operations	1.09		(0.22)	0.28

Dividends and/or distributions to shareholders:
Net investment income	(0.29)		(0.28)	(0.16)

Net asset value, end of period/year	$10.50		$9.70	$10.20
Total return	11.39%		(2.22)%	2.92	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,826,481		$1,971,571	$2,058,090
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%		0.41%	0.43	%(D)
Including waiver and/or reimbursement and recapture	0.42	%(E)	0.41%	0.43	%(D)
Net investment income (loss) to average net assets	2.77%		2.68%	2.29	%(D)
Portfolio turnover rate	49%		49%	22	%(C)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class I3
	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.72		$10.22	$10.08

Investment operations:
Net investment income (loss) (B)	0.28		0.27	0.14
Net realized and unrealized gain (loss)	0.80		(0.49)	0.15
Total investment operations	1.08		(0.22)	0.29

Dividends and/or distributions to shareholders:
Net investment income	(0.29)		(0.28)	(0.15)

Net asset value, end of period/year	$10.51		$9.72	$10.22
Total return	11.26%		(2.21)%	2.87	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$485,794		$697,789	$628,055
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%		0.41%	0.42	%(D)
Including waiver and/or reimbursement and recapture	0.42	%(E)	0.40%	0.40	%(D)
Net investment income (loss) to average net assets	2.78%		2.70%	2.33	%(D)
Portfolio turnover rate	49%		49%	22	%(C)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class R
	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.73		$10.22	$10.08

Investment operations:
Net investment income (loss) (B)	0.23		0.22	0.11
Net realized and unrealized gain (loss)	0.80		(0.48)	0.14
Total investment operations	1.03		(0.26)	0.25

Dividends and/or distributions to shareholders:
Net investment income	(0.24)		(0.23)	(0.11)

Net asset value, end of period/year	$10.52		$9.73	$10.22
Total return	10.68%		(2.61)%	2.50	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$51,335		$94,748	$112,450
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%		0.91%	0.91	%(D)
Including waiver and/or reimbursement and recapture	0.91	%(E)	0.90%	0.91	%(D)
Net investment income (loss) to average net assets	2.29%		2.18%	1.75	%(D)
Portfolio turnover rate	49%		49%	22	%(C)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class R4
	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$9.72	$10.22	$10.03		$10.04		$10.32	$10.10

Investment operations:
Net investment income (loss) (D)	0.26	0.24	0.17		0.22		0.21	0.24
Net realized and unrealized gain (loss)	0.81	(0.49)	0.21		0.10		(0.18)	0.37
Total investment operations	1.07	(0.25)	0.38		0.32		0.03	0.61

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.25)	(0.19)		(0.24)		(0.23)	(0.27)
Net realized gains	—	—	—		(0.09)		(0.08)	(0.12)
Total dividends and/or distributions to shareholders	(0.27)	(0.25)	(0.19)		(0.33)		(0.31)	(0.39)

Net asset value, end of period/year	$10.52	$9.72	$10.22		$10.03		$10.04	$10.32
Total return	11.10%	(2.46)%	3.75	%(E)	3.21%		0.21%	5.99%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$178,769	$181,447	$291,565		$317,150		$373,605	$410,662
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67%	0.66%	0.68	%(F)	0.71%		0.71%	0.72%
Including waiver and/or reimbursement and recapture	0.65%	0.65%	0.65	%(F)	0.63	%(G)	0.65%	0.65%
Net investment income (loss) to average net assets	2.54%	2.41%	1.99	%(F)	2.08%		1.99%	2.32%
Portfolio turnover rate	49%	49%	22	%(E)	50%		46%	184%

(A)	Transamerica Partners Institutional Core Bond reorganized into the Fund on March 24, 2017. Prior to March 24, 2017, information provided reflects Transamerica Partners Institutional Core Bond, which was the accounting and performance survivor of the reorganization.
(B)	Effective March 24, 2017, the Fund underwent a 1.06-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 24, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$11.06	$11.40	$11.57	$11.31		$11.16

Investment operations:
Net investment income (loss) (A)	0.28	0.26	0.23	0.21	(B)	0.19
Net realized and unrealized gain (loss)	0.75	(0.34)	(0.10)	0.30		0.29
Total investment operations	1.03	(0.08)	0.13	0.51		0.48

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.26)	(0.23)	(0.20)		(0.18)
Net realized gains	—	—	(0.07)	(0.05)		(0.15)
Total dividends and/or distributions to shareholders	(0.29)	(0.26)	(0.30)	(0.25)		(0.33)

Net asset value, end of year	$11.80	$11.06	$11.40	$11.57		$11.31
Total return (C)	9.35%	(0.73)%	1.20%	4.58%		4.37%

Ratio and supplemental data:
Net assets end of year (000’s)	$218,941	$269,452	$312,347	$426,748		$117,387
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.78%	0.77%	0.78%	0.78%		0.89%
Including waiver and/or reimbursement and recapture	0.68%	0.67%	0.68%	0.68	%(B)	0.86%
Net investment income (loss) to average net assets	2.47%	2.29%	2.00%	1.79	%(B)	1.69%
Portfolio turnover rate	14%	34%	55%	34%		55%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$11.03	$11.38	$11.54	$11.28		$11.14

Investment operations:
Net investment income (loss) (A)	0.21	0.19	0.16	0.14	(B)	0.12
Net realized and unrealized gain (loss)	0.75	(0.35)	(0.09)	0.31		0.29
Total investment operations	0.96	(0.16)	0.07	0.45		0.41

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.19)	(0.16)	(0.14)		(0.12)
Net realized gains	—	—	(0.07)	(0.05)		(0.15)
Total dividends and/or distributions to shareholders	(0.21)	(0.19)	(0.23)	(0.19)		(0.27)

Net asset value, end of year	$11.78	$11.03	$11.38	$11.54		$11.28
Total return (C)	8.80%	(1.43)%	0.67%	4.00%		3.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$143,332	$148,672	$180,744	$199,784		$47,543
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.55%	1.53%	1.54%	1.53%		1.65%
Including waiver and/or reimbursement and recapture	1.30%	1.28%	1.29%	1.29	%(B)	1.46%
Net investment income (loss) to average net assets	1.86%	1.67%	1.39%	1.18	%(B)	1.09%
Portfolio turnover rate	14%	34%	55%	34%		55%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$11.11	$11.46	$11.62	$11.36		$11.20

Investment operations:
Net investment income (loss) (A)	0.30	0.27	0.24	0.22	(B)	0.20
Net realized and unrealized gain (loss)	0.74	(0.35)	(0.09)	0.30		0.31
Total investment operations	1.04	(0.08)	0.15	0.52		0.51

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.27)	(0.24)	(0.21)		(0.20)
Net realized gains	—	—	(0.07)	(0.05)		(0.15)
Total dividends and/or distributions to shareholders	(0.30)	(0.27)	(0.31)	(0.26)		(0.35)

Net asset value, end of year	$11.85	$11.11	$11.46	$11.62		$11.36
Total return	9.45%	(0.71)%	1.39%	4.62%		4.59%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,354,326	$999,826	$914,290	$833,151		$215,560
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.59%	0.58%	0.59%	0.59%		0.70%
Including waiver and/or reimbursement and recapture	0.56%	0.58%	0.59%	0.61	%(B)	0.71%
Net investment income (loss) to average net assets	2.59%	2.38%	2.09%	1.86	%(B)	1.82%
Portfolio turnover rate	14%	34%	55%	34%		55%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Muni
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$11.11	$11.46	$11.62	$11.78

Investment operations:
Net investment income (loss) (B)	0.31	0.28	0.25	0.02
Net realized and unrealized gain (loss)	0.75	(0.35)	(0.09)	(0.16	)(C)
Total investment operations	1.06	(0.07)	0.16	(0.14)

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.28)	(0.25)	(0.02)
Net realized gains	—	—	(0.07)	—
Total dividends and/or distributions to shareholders	(0.31)	(0.28)	(0.32)	(0.02)

Net asset value, end of period/year	$11.86	$11.11	$11.46	$11.62
Total return	9.64%	(0.60)%	1.49%	(1.18	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$10	$10	$10
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.48%	0.47%	0.48%	0.48	%(F)
Including waiver and/or reimbursement and recapture	0.48%	0.47%	0.48%	0.48	%(F)
Net investment income (loss) to average net assets	2.68%	2.49%	2.20%	2.02	%(F)
Portfolio turnover rate	14%	34%	55%	34%

(A)	Commenced operations on September 30, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$17.30	$19.29	$16.49	$17.37		$17.61

Investment operations:
Net investment income (loss) (A)	0.32	0.33	0.43	0.29	(B)	0.33
Net realized and unrealized gain (loss)	0.83	(1.79)	2.61	(0.78)		(0.00	)(C)
Total investment operations	1.15	(1.46)	3.04	(0.49)		0.33

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.53)	(0.20)	(0.30)		(0.29)
Net realized gains	(0.52)	—	(0.04)	(0.09)		(0.28)
Total dividends and/or distributions to shareholders	(0.80)	(0.53)	(0.24)	(0.39)		(0.57)

Net asset value, end of year	$17.65	$17.30	$19.29	$16.49		$17.37
Total return (D)	7.28%	(7.82)%	18.72%	(2.83)%		1.94%

Ratio and supplemental data:
Net assets end of year (000’s)	$153,300	$202,462	$274,610	$313,394		$249,773
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.28%	1.23%	1.20%	1.24%		1.42%
Including waiver and/or reimbursement and recapture	1.25%	1.22%	1.20%	1.30	%(B)	1.32%
Net investment income (loss) to average net assets	1.94%	1.74%	2.43%	1.78	%(B)	1.87%
Portfolio turnover rate	13%	21%	22%	19%		21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$16.97	$18.97	$16.22	$17.11		$17.34

Investment operations:
Net investment income (loss) (A)	0.19	0.21	0.29	0.17	(B)	0.20
Net realized and unrealized gain (loss)	0.83	(1.78)	2.58	(0.76)		(0.00	)(C)
Total investment operations	1.02	(1.57)	2.87	(0.59)		0.20

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.43)	(0.08)	(0.21)		(0.15)
Net realized gains	(0.52)	—	(0.04)	(0.09)		(0.28)
Total dividends and/or distributions to shareholders	(0.65)	(0.43)	(0.12)	(0.30)		(0.43)

Net asset value, end of year	$17.34	$16.97	$18.97	$16.22		$17.11
Total return (D)	6.50%	(8.49)%	17.88%	(3.47)%		1.21%

Ratio and supplemental data:
Net assets end of year (000’s)	$46,960	$64,847	$72,542	$60,630		$62,013
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.96%	1.94%	1.94%	1.96%		1.96%
Including waiver and/or reimbursement and recapture	1.96%	1.94%	1.94%	1.96	%(B)	1.96%
Net investment income (loss) to average net assets	1.15%	1.12%	1.64%	1.07	%(B)	1.13%
Portfolio turnover rate	13%	21%	22%	19%		21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$17.54	$19.55	$16.73	$17.60		$17.80

Investment operations:
Net investment income (loss) (A)	0.39	0.42	0.50	0.36	(B)	0.39
Net realized and unrealized gain (loss)	0.83	(1.83)	2.63	(0.79)		(0.00	)(C)
Total investment operations	1.22	(1.41)	3.13	(0.43)		0.39

Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.60)	(0.27)	(0.35)		(0.31)
Net realized gains	(0.52)	—	(0.04)	(0.09)		(0.28)
Total dividends and/or distributions to shareholders	(0.87)	(0.60)	(0.31)	(0.44)		(0.59)

Net asset value, end of year	$17.89	$17.54	$19.55	$16.73		$17.60
Total return	7.66%	(7.49)%	19.09%	(2.46)%		2.29%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,210,381	$2,495,943	$2,242,175	$1,552,632		$1,043,345
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.89%	0.89%	0.90%		0.93%
Including waiver and/or reimbursement and recapture	0.86%	0.89%	0.89%	0.90	%(B)	0.93%
Net investment income (loss) to average net assets	2.31%	2.17%	2.77%	2.20	%(B)	2.20%
Portfolio turnover rate	13%	21%	22%	19%		21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$17.57	$19.58	$16.75	$17.62		$17.81

Investment operations:
Net investment income (loss) (A)	0.39	0.43	0.52	0.37	(B)	0.41
Net realized and unrealized gain (loss)	0.84	(1.82)	2.63	(0.79)		(0.00	)(C)
Total investment operations	1.23	(1.39)	3.15	(0.42)		0.41

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.62)	(0.28)	(0.36)		(0.32)
Net realized gains	(0.52)	—	(0.04)	(0.09)		(0.28)
Total dividends and/or distributions to shareholders	(0.89)	(0.62)	(0.32)	(0.45)		(0.60)

Net asset value, end of year	$17.91	$17.57	$19.58	$16.75		$17.62
Total return	7.72%	(7.40)%	19.23%	(2.38)%		2.40%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,910,356	$2,186,243	$2,298,782	$1,704,610		$573,806
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.79%	0.79%	0.81%		0.83%
Including waiver and/or reimbursement and recapture	0.77%	0.79%	0.79%	0.80	%(B)	0.83%
Net investment income (loss) to average net assets	2.31%	2.21%	2.87%	2.27	%(B)	2.28%
Portfolio turnover rate	13%	21%	22%	19%		21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class I3
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$17.68	$19.58	$17.24

Investment operations:
Net investment income (loss) (B)	0.41	0.43	0.45
Net realized and unrealized gain (loss)	0.84	(1.84)	1.89
Total investment operations	1.25	(1.41)	2.34

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.49)	—
Net realized gains	(0.52)	—	—
Total dividends and/or distributions to shareholders	(0.89)	(0.49)	—

Net asset value, end of period/year	$18.04	$17.68	$19.58
Total return	7.78%	(7.41)%	13.57	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$210,438	$218,378	$270,144
Expenses to average net assets	0.77%	0.79%	0.79	%(D)
Net investment income (loss) to average net assets	2.40%	2.21%	3.70	%(D)
Portfolio turnover rate	13%	21%	22%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class R
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$17.65	$19.51	$17.24

Investment operations:
Net investment income (loss) (B)	0.32	0.34	0.48
Net realized and unrealized gain (loss)	0.84	(1.83)	1.79
Total investment operations	1.16	(1.49)	2.27

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.37)	—
Net realized gains	(0.52)	—	—
Total dividends and/or distributions to shareholders	(0.78)	(0.37)	—

Net asset value, end of period/year	$18.03	$17.65	$19.51
Total return	7.23%	(7.89)%	13.22	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$31,770	$37,376	$45,713
Expenses to average net assets	1.26%	1.28%	1.29	%(D)
Net investment income (loss) to average net assets	1.89%	1.72%	4.08	%(D)
Portfolio turnover rate	13%	21%	22%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class R4
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$17.65	$19.54	$17.24

Investment operations:
Net investment income (loss) (B)	0.36	0.38	0.48
Net realized and unrealized gain (loss)	0.83	(1.82)	1.82
Total investment operations	1.19	(1.44)	2.30

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.45)	—
Net realized gains	(0.52)	—	—
Total dividends and/or distributions to shareholders	(0.83)	(0.45)	—

Net asset value, end of period/year	$18.01	$17.65	$19.54
Total return	7.44%	(7.59)%	13.34	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$19,425	$15,775	$21,339
Expenses to average net assets	1.02%	1.04%	1.04	%(D)
Net investment income (loss) to average net assets	2.14%	1.95%	4.04	%(D)
Portfolio turnover rate	13%	21%	22%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$17.73	$19.76	$16.90	$17.62		$18.65

Investment operations:
Net investment income (loss) (B)	0.41	0.46	0.56	0.42	(C)	0.10
Net realized and unrealized gain (loss)	0.84	(1.87)	2.62	(0.84)		(1.13)
Total investment operations	1.25	(1.41)	3.18	(0.42)		(1.03)

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.62)	(0.28)	(0.21)		—
Net realized gains	(0.52)	—	(0.04)	(0.09)		—
Total dividends and/or distributions to shareholders	(0.89)	(0.62)	(0.32)	(0.30)		—

Net asset value, end of period/year	$18.09	$17.73	$19.76	$16.90		$17.62
Total return	7.76%	(7.43)%	19.24%	(2.37)%		(5.52	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$255,860	$198,633	$180,679	$56,917		$47
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.79%	0.79%	0.81%		0.83	%(E)
Including waiver and/or reimbursement and recapture	0.77%	0.79%	0.79%	0.80	%(C)	0.83	%(E)
Net investment income (loss) to average net assets	2.42%	2.35%	3.06%	2.53	%(C)	1.35	%(E)
Portfolio turnover rate	13%	21%	22%	19%		21%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica International Growth
	Class A
	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$7.85	$8.89

Investment operations:
Net investment income (loss) (B)	0.14	0.09
Net realized and unrealized gain (loss)	0.75	(1.13)
Total investment operations	0.89	(1.04)

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	—
Net realized gains	(1.10)	—
Total dividends and/or distributions to shareholders	(1.21)	—

Net asset value, end of period/year	$7.53	$7.85
Total return (C)	14.77%	(11.70	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$106	$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.74%	1.43	%(E)
Including waiver and/or reimbursement and recapture	1.23%	1.30	%(E)
Net investment income (loss) to average net assets	2.06%	1.49	%(E)
Portfolio turnover rate	25%	119	%(D)

(A)	Commenced operations on March 1, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica International Growth
	Class I
	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$7.86	$8.89

Investment operations:
Net investment income (loss) (B)	0.14	0.13
Net realized and unrealized gain (loss)	0.77	(1.16)
Total investment operations	0.91	(1.03)

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	—
Net realized gains	(1.10)	—
Total dividends and/or distributions to shareholders	(1.22)	—

Net asset value, end of period/year	$7.55	$7.86
Total return	14.99%	(11.59	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$19	$13
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.43%	1.36	%(D)
Including waiver and/or reimbursement and recapture	1.05%	1.05	%(D)
Net investment income (loss) to average net assets	1.93%	2.27	%(D)
Portfolio turnover rate	25%	119	%(C)

(A)	Commenced operations on March 1, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Growth
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$7.87	$9.02	$7.27	$7.80		$8.51

Investment operations:
Net investment income (loss) (A)	0.15	0.16	0.11	0.11	(B)	0.13
Net realized and unrealized gain (loss)	0.76	(1.16)	1.72	(0.40)		(0.08)
Total investment operations	0.91	(1.00)	1.83	(0.29)		0.05

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.15)	(0.08)	(0.08)		(0.15)
Net realized gains	(1.10)	—	—	(0.16)		(0.61)
Total dividends and/or distributions to shareholders	(1.25)	(0.15)	(0.08)	(0.24)		(0.76)

Net asset value, end of year	$7.53	$7.87	$9.02	$7.27		$7.80
Total return	15.22%	(11.29)%	25.45%	(3.75)%		0.74%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,162,120	$1,216,433	$1,368,414	$1,164,016		$675,208
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.87%	0.95%	0.97%		1.00%
Including waiver and/or reimbursement and recapture	0.81%	0.87%	0.95%	0.96	%(B)	1.00%
Net investment income (loss) to average net assets	2.20%	1.80%	1.36%	1.52	%(B)	1.58%
Portfolio turnover rate	25%	119%	15%	15%		39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and year indicated:	Transamerica International Growth
	Class R6
	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$7.87	$8.89

Investment operations:
Net investment income (loss) (B)	0.16	0.16
Net realized and unrealized gain (loss)	0.77	(1.18)
Total investment operations	0.93	(1.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	—
Net realized gains	(1.10)	—
Total dividends and/or distributions to shareholders	(1.23)	—

Net asset value, end of period/year	$7.57	$7.87
Total return	15.35%	(11.47	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$9
Expenses to average net assets	0.80%	0.83	%(D)
Net investment income (loss) to average net assets	2.26%	2.72	%(D)
Portfolio turnover rate	25%	119	%(C)

(A)	Commenced operations on March 1, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Small Cap Value
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$12.44	$13.67	$11.39	$12.40		$11.81

Investment operations:
Net investment income (loss) (A)	0.24	0.27	0.18	0.25	(B)	0.22
Net realized and unrealized gain (loss)	0.83	(1.08)	2.42	(0.55)		0.64
Total investment operations	1.07	(0.81)	2.60	(0.30)		0.86

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.42)	(0.24)	(0.29)		(0.18)
Net realized gains	(0.69)	—	(0.08)	(0.42)		(0.09)
Total dividends and/or distributions to shareholders	(0.91)	(0.42)	(0.32)	(0.71)		(0.27)

Net asset value, end of year	$12.60	$12.44	$13.67	$11.39		$12.40
Total return	9.84%	(6.20)%	23.51%	(2.48)%		7.52%

Ratio and supplemental data:
Net assets end of year (000’s)	$105,692	$291,455	$326,445	$273,540		$367,502
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.10%	1.12%	1.12%	1.12%		1.12%
Including waiver and/or reimbursement and recapture	1.10%	1.12%	1.12%	1.11	%(B)	1.12%
Net investment income (loss) to average net assets	2.07%	1.92%	1.48%	2.18	%(B)	1.78%
Portfolio turnover rate	18%	20%	25%	20%		26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica International Small Cap Value
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$12.47	$13.70	$11.42	$12.43		$11.82

Investment operations:
Net investment income (loss) (A)	0.24	0.27	0.19	0.27	(B)	0.22
Net realized and unrealized gain (loss)	0.85	(1.07)	2.42	(0.56)		0.66
Total investment operations	1.09	(0.80)	2.61	(0.29)		0.88

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.43)	(0.25)	(0.30)		(0.18)
Net realized gains	(0.69)	—	(0.08)	(0.42)		(0.09)
Total dividends and/or distributions to shareholders	(0.93)	(0.43)	(0.33)	(0.72)		(0.27)

Net asset value, end of year	$12.63	$12.47	$13.70	$11.42		$12.43
Total return	9.97%	(6.11)%	23.58%	(2.38)%		7.73%

Ratio and supplemental data:
Net assets end of year (000’s)	$460,442	$439,922	$525,571	$440,438		$598,764
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.02%	1.02%	1.02%		1.02%
Including waiver and/or reimbursement and recapture	1.00%	1.02%	1.02%	1.01	%(B)	1.02%
Net investment income (loss) to average net assets	2.05%	1.95%	1.56%	2.36	%(B)	1.84%
Portfolio turnover rate	18%	20%	25%	20%		26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica International Stock
	Class A
	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.18	(0.01)
Net realized and unrealized gain (loss)	0.24	(0.80)
Total investment operations	0.42	(0.81)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	—

Net asset value, end of period/year	$9.60	$9.19
Total return (C)	4.59%	(8.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$498	$459
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	3.11%	14.60	%(F)
Including waiver and/or reimbursement and recapture	1.24%	1.25	%(F)
Net investment income (loss) to average net assets	1.95%	(0.74	)%(F)
Portfolio turnover rate	35%	2	%(D)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica International Stock
	Class I
	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.20	(0.00	)(C)
Net realized and unrealized gain (loss)	0.24	(0.81)
Total investment operations	0.44	(0.81)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	—

Net asset value, end of period/year	$9.62	$9.19
Total return	4.81%	(8.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$501	$459
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	2.95%	14.44	%(F)
Including waiver and/or reimbursement and recapture	0.99%	1.00	%(F)
Net investment income (loss) to average net assets	2.21%	(0.49	)%(F)
Portfolio turnover rate	35%	2	%(D)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica International Stock
	Class I2
	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.11	(0.00	)(C)
Net realized and unrealized gain (loss)	0.33	(0.81)
Total investment operations	0.44	(0.81)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	—

Net asset value, end of period/year	$9.62	$9.19
Total return	4.81%	(8.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$76,498	$459
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	2.85%	14.35	%(F)
Including waiver and/or reimbursement and recapture	0.99%	1.00	%(F)
Net investment income (loss) to average net assets	1.24%	(0.49	)%(F)
Portfolio turnover rate	35%	2	%(D)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica International Stock
	Class R6
	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.20	(0.00	)(C)
Net realized and unrealized gain (loss)	0.24	(0.81)
Total investment operations	0.44	(0.81)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	—

Net asset value, end of period/year	$9.62	$9.19
Total return	4.81%	(8.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$482	$460
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	2.85%	14.35	%(F)
Including waiver and/or reimbursement and recapture	0.99%	1.00	%(F)
Net investment income (loss) to average net assets	2.20%	(0.50	)%(F)
Portfolio turnover rate	35%	2	%(D)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class A
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$12.09		$13.56	$12.36	$12.71		$13.30

Investment operations:
Net investment income (loss) (A)	0.19		0.14	0.14	0.14	(B)	0.16
Net realized and unrealized gain (loss)	(0.02	)(C)	(0.04)	2.28	0.98		0.54
Total investment operations	0.17		0.10	2.42	1.12		0.70

Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.12)	(0.17)	(0.15)		(0.15)
Net realized gains	(1.10)		(1.45)	(1.05)	(1.32)		(1.14)
Total dividends and/or distributions to shareholders	(1.29)		(1.57)	(1.22)	(1.47)		(1.29)

Net asset value, end of year	$10.97		$12.09	$13.56	$12.36		$12.71
Total return (D)	2.51%		0.56%	20.29%	9.83%		5.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$81,213		$95,523	$103,851	$71,700		$31,566
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%		1.08%	1.06%	1.05%		1.05%
Including waiver and/or reimbursement and recapture	1.08%		1.08%	1.06%	1.04	%(B)	1.05%
Net investment income (loss) to average net assets	1.69%		1.06%	1.11%	1.16	%(B)	1.23%
Portfolio turnover rate	162%		139%	128%	127%		129%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class C
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$12.01		$13.48	$12.31	$12.67		$13.26

Investment operations:
Net investment income (loss) (A)	0.11		0.04	0.04	0.05	(B)	0.06
Net realized and unrealized gain (loss)	(0.02	)(C)	(0.02)	2.27	0.98		0.55
Total investment operations	0.09		0.02	2.31	1.03		0.61

Dividends and/or distributions to shareholders:
Net investment income	(0.10)		(0.04)	(0.09)	(0.07)		(0.06)
Net realized gains	(1.10)		(1.45)	(1.05)	(1.32)		(1.14)
Total dividends and/or distributions to shareholders	(1.20)		(1.49)	(1.14)	(1.39)		(1.20)

Net asset value, end of year	$10.90		$12.01	$13.48	$12.31		$12.67
Total return (D)	1.81%		(0.16)%	19.37%	9.00%		4.68%

Ratio and supplemental data:
Net assets end of year (000’s)	$38,234		$49,839	$49,014	$22,482		$11,128
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.82%		1.80%	1.79%	1.80%		1.81%
Including waiver and/or reimbursement and recapture	1.82%		1.80%	1.79%	1.80	%(B)	1.81%
Net investment income (loss) to average net assets	0.96%		0.33%	0.30%	0.43	%(B)	0.45%
Portfolio turnover rate	162%		139%	128%	127%		129%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$12.16		$13.64	$12.43	$12.77		$13.35

Investment operations:
Net investment income (loss) (A)	0.23		0.17	0.15	0.17	(B)	0.19
Net realized and unrealized gain (loss)	(0.02	)(C)	(0.04)	2.31	0.99		0.56
Total investment operations	0.21		0.13	2.46	1.16		0.75

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.16)	(0.20)	(0.18)		(0.19)
Net realized gains	(1.10)		(1.45)	(1.05)	(1.32)		(1.14)
Total dividends and/or distributions to shareholders	(1.32)		(1.61)	(1.25)	(1.50)		(1.33)

Net asset value, end of year	$11.05		$12.16	$13.64	$12.43		$12.77
Total return	2.88%		0.78%	20.55%	10.14%		5.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$251,629		$375,161	$245,508	$56,161		$15,090
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%		0.80%	0.79%	0.79%		0.78%
Including waiver and/or reimbursement and recapture	0.77	%(D)	0.80%	0.79%	0.78	%(B)	0.78%
Net investment income (loss) to average net assets	2.02%		1.31%	1.17%	1.37	%(B)	1.49%
Portfolio turnover rate	162%		139%	128%	127%		129%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees through March 1, 2021. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I2
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$12.16		$13.63	$12.42	$12.76		$13.34

Investment operations:
Net investment income (loss) (A)	0.23		0.19	0.19	0.19	(B)	0.20
Net realized and unrealized gain (loss)	(0.02	)(C)	(0.03)	2.28	0.98		0.56
Total investment operations	0.21		0.16	2.47	1.17		0.76

Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.18)	(0.21)	(0.19)		(0.20)
Net realized gains	(1.10)		(1.45)	(1.05)	(1.32)		(1.14)
Total dividends and/or distributions to shareholders	(1.33)		(1.63)	(1.26)	(1.51)		(1.34)

Net asset value, end of year	$11.04		$12.16	$13.63	$12.42		$12.76
Total return	2.90%		0.96%	20.66%	10.25%		5.90%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,523,734		$1,664,184	$1,899,205	$1,898,665		$1,818,476
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%		0.69%	0.69%	0.69%		0.68%
Including waiver and/or reimbursement and recapture	0.69%		0.69%	0.69%	0.68	%(B)	0.68%
Net investment income (loss) to average net assets	2.06%		1.46%	1.44%	1.60	%(B)	1.58%
Portfolio turnover rate	162%		139%	128%	127%		129%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Cap Value
	Class R6
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$12.16		$13.63	$12.42	$12.76		$13.07

Investment operations:
Net investment income (loss) (B)	0.23		0.18	0.17	0.15	(C)	0.08
Net realized and unrealized gain (loss)	(0.02	)(D)	(0.02)	2.30	1.02		(0.28	)(D)
Total investment operations	0.21		0.16	2.47	1.17		(0.20)

Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.18)	(0.21)	(0.19)		(0.11)
Net realized gains	(1.10)		(1.45)	(1.05)	(1.32)		—
Total dividends and/or distributions to shareholders	(1.33)		(1.63)	(1.26)	(1.51)		(0.11)

Net asset value, end of period/year	$11.04		$12.16	$13.63	$12.42		$12.76
Total return	2.90%		0.96%	20.66%	10.25%		(1.53	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$30,426		$27,069	$16,356	$3,391		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%		0.69%	0.69%	0.69%		0.69	%(F)
Including waiver and/or reimbursement and recapture	0.69%		0.69%	0.69%	0.68	%(C)	0.69	%(F)
Net investment income (loss) to average net assets	2.06%		1.42%	1.29%	1.25	%(C)	1.48	%(F)
Portfolio turnover rate	162%		139%	128%	127%		129%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Large Core
	Class I3
	October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.12		$11.02		$10.00

Investment operations:
Net investment income (loss) (B)	0.16		0.14		0.09
Net realized and unrealized gain (loss)	0.64		0.55		1.01
Total investment operations	0.80		0.69		1.10

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.14)		(0.08)
Net realized gains	(1.81)		(0.45)		—
Total dividends and/or distributions to shareholders	(1.97)		(0.59)		(0.08)

Net asset value, end of period/year	$9.95		$11.12		$11.02
Total return	10.53%		6.20%		11.09	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$191,543		$189,483		$200,790
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.51	%(D)	0.66	%(D)	0.72	%(E)
Including waiver and/or reimbursement and recapture	0.57	%(D)	0.64	%(D)	0.64	%(E)
Net investment income (loss) to average net assets	1.63%		1.24%		1.32	%(E)
Portfolio turnover rate	82%		130%		41	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Core
	Class R
	October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.11		$11.01		$10.00

Investment operations:
Net investment income (loss) (B)	0.11		0.08		0.05
Net realized and unrealized gain (loss)	0.65		0.55		1.01
Total investment operations	0.76		0.63		1.06

Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.08)		(0.05)
Net realized gains	(1.81)		(0.45)		—
Total dividends and/or distributions to shareholders	(1.92)		(0.53)		(0.05)

Net asset value, end of period/year	$9.95		$11.11		$11.01
Total return	10.05%		5.67%		10.68	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$61,472		$72,764		$76,828
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01	%(D)	1.15	%(D)	1.22	%(E)
Including waiver and/or reimbursement and recapture	1.06	%(D)	1.14	%(D)	1.14	%(E)
Net investment income (loss) to average net assets	1.15%		0.74%		0.82	%(E)
Portfolio turnover rate	82%		130%		41	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Large Core
	Class R4
	October 31, 2019		October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$11.12		$11.01		$9.52		$8.98		$9.17	$8.05

Investment operations:
Net investment income (loss) (D)	0.13		0.12		0.09		0.15		0.10	0.06
Net realized and unrealized gain (loss)	0.64		0.55		1.50		0.54		(0.20)	1.12
Total investment operations	0.77		0.67		1.59		0.69		(0.10)	1.18

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.11)		(0.10)		(0.15)		(0.09)	(0.06)
Net realized gains	(1.81)		(0.45)		—		—		—	—
Total dividends and/or distributions to shareholders	(1.94)		(0.56)		(0.10)		(0.15)		(0.09)	(0.06)

Net asset value, end of period/year	$9.95		$11.12		$11.01		$9.52		$8.98	$9.17
Total return	10.15%		6.00%		16.72	%(E)	7.79%		(1.02)%	14.80%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,039		$5,386		$11,636		$10,633		$11,995	$7,872
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76	%(F)	0.91	%(F)	1.05	%(G)	1.34%		1.28%	1.43%
Including waiver and/or reimbursement and recapture	0.88	%(F)	0.89	%(F)	0.90	%(G)	0.90	%(H)	0.90%	0.90%
Net investment income (loss) to average net assets	1.33%		1.01%		1.10	%(G)	1.65%		1.04%	0.75%
Portfolio turnover rate	82%		130%		41	%(E)	47%		64%	70%

(A)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 –October 31, 2017.
(B)	Transamerica Partners Institutional Large Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Core, which was the accounting and performance survivor of the reorganization.
(C)	Effective March 10, 2017, the Fund underwent a 0.81-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Growth
	Class I3
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$12.45	$11.72	$10.00

Investment operations:
Net investment income (loss) (B)	0.01	0.03	0.03
Net realized and unrealized gain (loss)	1.66	1.22	1.72
Total investment operations	1.67	1.25	1.75

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.07)	(0.03)
Net realized gains	(1.02)	(0.45)	—
Total dividends and/or distributions to shareholders	(1.03)	(0.52)	(0.03)

Net asset value, end of period/year	$13.09	$12.45	$11.72
Total return	15.57%	10.94%	17.49	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$640,098	$622,541	$666,225
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.70%	0.72	%(D)
Including waiver and/or reimbursement and recapture	0.69%	0.65%	0.65	%(D)
Net investment income (loss) to average net assets	0.10%	0.20%	0.40	%(D)
Portfolio turnover rate	63%	34%	21	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Large Growth
	Class R
	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$12.41		$11.71	$10.00

Investment operations:
Net investment income (loss) (B)	(0.05)		(0.04)	(0.01)
Net realized and unrealized gain (loss)	1.66		1.23	1.72
Total investment operations	1.61		1.19	1.71

Dividends and/or distributions to shareholders:
Net investment income	—		(0.04)	—
Net realized gains	(1.02)		(0.45)	—
Total dividends and/or distributions to shareholders	(1.02)		(0.49)	—

Net asset value, end of period/year	$13.00		$12.41	$11.71
Total return	15.06%		10.39%	17.10	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$118,346		$140,192	$146,404
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%		1.19%	1.22	%(D)
Including waiver and/or reimbursement and recapture	1.19	%(E)	1.15%	1.22	%(D)
Net investment income (loss) to average net assets	(0.38)%		(0.30)%	(0.10	)%(D)
Portfolio turnover rate	63%		34%	21	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Growth
	Class R4
	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$12.44	$11.72	$9.14		$9.08		$8.35	$7.57

Investment operations:
Net investment income (loss) (D)	(0.01)	(0.01)	0.01		0.01		0.01	0.01
Net realized and unrealized gain (loss)	1.65	1.23	2.58		0.06		0.73	0.78
Total investment operations	1.64	1.22	2.59		0.07		0.74	0.79

Dividends and/or distributions to shareholders:
Net investment income	—	(0.05)	(0.01)		(0.01)		(0.01)	(0.01)
Net realized gains	(1.02)	(0.45)	—		—		—	—
Total dividends and/or distributions to shareholders	(1.02)	(0.50)	(0.01)		(0.01)		(0.01)	(0.01)

Net asset value, end of period/year	$13.06	$12.44	$11.72		$9.14		$9.08	$8.35
Total return	15.29%	10.68%	28.42	%(E)	0.84%		8.89%	10.46%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$34,955	$37,269	$38,038		$82,546		$107,369	$110,430
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.95%	0.99	%(F)	1.01%		0.99%	1.01%
Including waiver and/or reimbursement and recapture	0.90%	0.90%	0.90	%(F)	0.88	%(G)	0.90%	0.90%
Net investment income (loss) to average net assets	(0.10)%	(0.04)%	0.14	%(F)	0.15%		0.07%	0.17%
Portfolio turnover rate	63%	34%	21	%(E)	36%		33%	73%

(A)	Transamerica Partners Institutional Large Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Growth, which was the accounting and performance survivor of the reorganization.
(B)	Effective March 10, 2017, the Fund underwent a 1.35-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 –October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period and years indicated:	Transamerica Large Value Opportunities
	Class I3
	October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.75		$10.71		$10.00

Investment operations:
Net investment income (loss) (B)	0.22		0.18		0.08
Net realized and unrealized gain (loss)	0.28		0.21		0.71
Total investment operations	0.50		0.39		0.79

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.17)		(0.08)
Net realized gains	(1.71)		(0.18)		—
Total dividends and/or distributions to shareholders	(1.93)		(0.35)		(0.08)

Net asset value, end of period/year	$9.32		$10.75		$10.71
Total return	7.58%		3.60%		7.94	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$438,107		$458,786		$520,709
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.49	%(E)	0.52	%(E)	0.57	%(D)
Including waiver and/or reimbursement and recapture	0.50	%(E)	0.49	%(E)	0.49	%(D)
Net investment income (loss) to average net assets	2.38%		1.64%		1.69	%(D)
Portfolio turnover rate	118%		137%		33	%(C)

(A)	Commenced operations on May 5, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Value Opportunities
	Class R
	October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.75		$10.71		$10.00

Investment operations:
Net investment income (loss) (B)	0.18		0.13		0.08
Net realized and unrealized gain (loss)	0.28		0.21		0.69
Total investment operations	0.46		0.34		0.77

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.12)		(0.06)
Net realized gains	(1.71)		(0.18)		—
Total dividends and/or distributions to shareholders	(1.88)		(0.30)		(0.06)

Net asset value, end of period/year	$9.33		$10.75		$10.71
Total return	6.97%		3.08%		7.69	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$73,596		$103,701		$113,861
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99	%(E)	1.01	%(E)	1.06	%(D)
Including waiver and/or reimbursement and recapture	1.00	%(E)	0.99	%(E)	0.99	%(D)
Net investment income (loss) to average net assets	1.91%		1.14%		1.36	%(D)
Portfolio turnover rate	118%		137%		33	%(C)

(A)	Commenced operations on May 5, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Large Value Opportunities
	Class R4
	October 31, 2019		October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$10.75		$10.71		$9.84		$9.18		$9.36	$8.63

Investment operations:
Net investment income (loss) (D)	0.20		0.15		0.14		0.16		0.12	0.08
Net realized and unrealized gain (loss)	0.29		0.21		0.85		0.67		(0.18)	0.74
Total investment operations	0.49		0.36		0.99		0.83		(0.06)	0.82

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.14)		(0.12)		(0.17)		(0.12)	(0.09)
Net realized gains	(1.71)		(0.18)		—		—		—	—
Total dividends and/or distributions to shareholders	(1.91)		(0.32)		(0.12)		(0.17)		(0.12)	(0.09)

Net asset value, end of period/year	$9.33		$10.75		$10.71		$9.84		$9.18	$9.36
Total return	7.31%		3.32%		9.99	%(E)	9.14%		(0.69)%	9.54%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$38,170		$36,445		$53,449		$99,292		$99,418	$102,791
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74	%(G)	0.77	%(G)	0.83	%(F)	0.84%		0.83%	0.83%
Including waiver and/or reimbursement and recapture	0.75	%(G)	0.74	%(G)	0.74	%(F)	0.74	%(H)	0.75%	0.75%
Net investment income (loss) to average net assets	2.14%		1.39%		1.35	%(F)	1.80%		1.21%	0.96%
Portfolio turnover rate	118%		137%		33	%(E)	48%		65%	69%

(A)	Effective May 5, 2017, the Fund underwent a 1.56-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(B)	Transamerica Partners Institutional Large Value reorganized into the Fund on May 5, 2017. Prior to May 5, 2017, information provided reflects Transamerica Partners Institutional Large Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on May 5, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Does not include expenses of the underlying investments in which the Fund invests.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class A
	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$12.98	$14.14		$13.12

Investment operations:
Net investment income (loss) (B)	(0.06)	(0.01)		(0.01)
Net realized and unrealized gain (loss)	1.58	(0.91	)(C)	1.03
Total investment operations	1.52	(0.92)		1.02

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.01)		—
Net realized gains	(4.16)	(0.23)		—
Total dividends and/or distributions to shareholders	(4.17)	(0.24)		—

Net asset value, end of period/year	$10.33	$12.98		$14.14
Total return (D)	23.15%	(6.88)%		7.77	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11,984	$8,997		$9,903
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.31%	1.28%		1.30	%(F)
Including waiver and/or reimbursement and recapture	1.20%	1.10%		1.30	%(F)
Net investment income (loss) to average net assets	(0.62)%	(0.04)%		(0.10	)%(F)
Portfolio turnover rate	136%	61%		30	%(E)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class C
	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$12.55	$13.77		$12.84

Investment operations:
Net investment income (loss) (B)	(0.12)	(0.11)		(0.07)
Net realized and unrealized gain (loss)	1.47	(0.88	)(C)	1.00
Total investment operations	1.35	(0.99)		0.93

Dividends and/or distributions to shareholders:
Net realized gains	(4.16)	(0.23)		—

Net asset value, end of period/year	$9.74	$12.55		$13.77
Total return (D)	22.29%	(7.58)%		7.24	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,370	$1,268		$1,448
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.06%	2.05%		2.05	%(F)
Including waiver and/or reimbursement and recapture	1.93%	1.85%		2.05	%(F)
Net investment income (loss) to average net assets	(1.34)%	(0.79)%		(0.85	)%(F)
Portfolio turnover rate	136%	61%		30	%(E)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class I
	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$13.09	$14.27		$13.21

Investment operations:
Net investment income (loss) (B)	(0.03)	0.03		0.02
Net realized and unrealized gain (loss)	1.60	(0.93	)(C)	1.04
Total investment operations	1.57	(0.90)		1.06

Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.05)		—
Net realized gains	(4.16)	(0.23)		—
Total dividends and/or distributions to shareholders	(4.20)	(0.28)		—

Net asset value, end of period/year	$10.46	$13.09		$14.27
Total return	23.45%	(6.64)%		8.02	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$769	$664		$664
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	0.99%		0.98	%(E)
Including waiver and/or reimbursement and recapture	0.90%	0.85%		0.98	%(E)
Net investment income (loss) to average net assets	(0.32)%	0.20%		0.22	%(E)
Portfolio turnover rate	136%	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class I2
	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$13.10	$14.31		$13.24

Investment operations:
Net investment income (loss) (B)	(0.04)	0.07		0.03
Net realized and unrealized gain (loss)	1.63	(0.99	)(C)	1.04
Total investment operations	1.59	(0.92)		1.07

Dividends and/or distributions to shareholders:
Net investment income	—	(0.06)		—
Net realized gains	(4.16)	(0.23)		—
Total dividends and/or distributions to shareholders	(4.16)	(0.29)		—

Net asset value, end of period/year	$10.53	$13.10		$14.31
Total return	23.34%	(6.60)%		8.08	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$156,858	$9		$155,629
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.86%		0.87	%(E)
Including waiver and/or reimbursement and recapture	0.85%	0.74%		0.87	%(E)
Net investment income (loss) to average net assets	(0.41)%	0.45%		0.35	%(E)
Portfolio turnover rate	136%	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class I3
	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$13.14	$14.32		$13.24

Investment operations:
Net investment income (loss) (B)	(0.03)	0.05		0.04
Net realized and unrealized gain (loss)	1.61	(0.95	)(C)	1.04
Total investment operations	1.58	(0.90)		1.08

Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.05)		—
Net realized gains	(4.16)	(0.23)		—
Total dividends and/or distributions to shareholders	(4.21)	(0.28)		—

Net asset value, end of period/year	$10.51	$13.14		$14.32
Total return	23.41%	(6.49)%		8.16	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$38,275	$36,797		$48,330
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.87%		0.87	%(E)
Including waiver and/or reimbursement and recapture	0.84%	0.75%		0.75	%(E)
Net investment income (loss) to average net assets	(0.27)%	0.32%		0.50	%(E)
Portfolio turnover rate	136%	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class R
	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$13.08	$14.26		$13.24

Investment operations:
Net investment income (loss) (B)	(0.07)	(0.03)		(0.01)
Net realized and unrealized gain (loss)	1.60	(0.92	)(C)	1.03
Total investment operations	1.53	(0.95)		1.02

Dividends and/or distributions to shareholders:
Net realized gains	(4.16)	(0.23)		—

Net asset value, end of period/year	$10.45	$13.08		$14.26
Total return	22.79%	(6.89)%		7.70	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$20,748	$19,711		$26,153
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.37%	1.37%		1.37	%(E)
Including waiver and/or reimbursement and recapture	1.35%	1.27%		1.35	%(E)
Net investment income (loss) to average net assets	(0.76)%	(0.19)%		(0.16	)%(E)
Portfolio turnover rate	136%	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class R4
	October 31, 2019	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$13.13	$14.30		$12.70		$12.50		$15.44	$16.72

Investment operations:
Net investment income (loss) (D)	(0.03)	0.02		0.01		(0.01)		(0.05)	0.06
Net realized and unrealized gain (loss)	1.60	(0.95	)(E)	1.92		1.48		(0.24)	1.16
Total investment operations	1.57	(0.93)		1.93		1.47		(0.29)	1.22

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.01)		—		—		—	(0.07)
Net realized gains	(4.16)	(0.23)		(0.33)		(1.27)		(2.65)	(2.34)
Return of capital	—	—		—		—		—	(0.09)
Total dividends and/or distributions to shareholders	(4.17)	(0.24)		(0.33)		(1.27)		(2.65)	(2.50)

Net asset value, end of period/year	$10.53	$13.13		$14.30		$12.70		$12.50	$15.44
Total return	23.05%	(6.64)%		15.34	%(F)	12.13%		(1.60)%	7.83%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$357	$4,709		$10,232		$16,767		$17,075	$22,686
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.13%	1.12%		1.20	%(G)	1.36%		1.22%	1.24%
Including waiver and/or reimbursement and recapture	0.95%	0.95%		0.98	%(G)(H)	0.95	%(I)	0.95%	0.95%
Net investment income (loss) to average net assets	(0.32)%	0.17%		0.13	%(G)	(0.09)%		(0.31)%	0.34%
Portfolio turnover rate	136%	61%		30	%(F)	79%		70%	60%

(A)	Transamerica Partners Institutional Mid Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Mid Growth, which was the accounting and performance survivor of the reorganization.
(B)	Effective March 10, 2017, the Fund underwent a 0.84-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$11.53	$11.86	$11.80	$11.37		$10.68

Investment operations:
Net investment income (loss) (A)	0.11	0.09	0.07	0.06	(B)	0.11
Net realized and unrealized gain (loss)	0.83	0.50	0.95	0.78		0.68
Total investment operations	0.94	0.59	1.02	0.84		0.79

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.09)	(0.12)	(0.14)		(0.03)
Net realized gains	(0.73)	(0.83)	(0.84)	(0.27)		(0.07)
Total dividends and/or distributions to shareholders	(0.84)	(0.92)	(0.96)	(0.41)		(0.10)

Net asset value, end of year	$11.63	$11.53	$11.86	$11.80		$11.37
Total return (C)	9.64%	4.75%	8.77%	7.72%		7.50%

Ratio and supplemental data:
Net assets end of year (000’s)	$22,143	$108,568	$116,047	$75,556		$18,794
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.33%	1.25%	1.09%	1.08%		1.05%
Including waiver and/or reimbursement and recapture	1.11%	1.05%	1.09%	1.08	%(B)	1.05%
Net investment income (loss) to average net assets	1.01%	0.78%	0.57%	0.55	%(B)	1.02%
Portfolio turnover rate	77%	85%	76%	95%		31%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class C
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$11.35		$11.71	$11.70	$11.31		$10.68

Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	0.01	(0.03)	(0.04	)(C)	0.03
Net realized and unrealized gain (loss)	0.88		0.48	0.95	0.79		0.68
Total investment operations	0.88		0.49	0.92	0.75		0.71

Dividends and/or distributions to shareholders:
Net investment income	(0.02)		(0.02)	(0.07)	(0.09)		(0.01)
Net realized gains	(0.73)		(0.83)	(0.84)	(0.27)		(0.07)
Total dividends and/or distributions to shareholders	(0.75)		(0.85)	(0.91)	(0.36)		(0.08)

Net asset value, end of year	$11.48		$11.35	$11.71	$11.70		$11.31
Total return (D)	9.00%		4.00%	7.95%	6.87%		6.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$19,808		$17,476	$17,808	$7,104		$1,241
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.89%		1.88%	1.89%	1.90%		1.80%
Including waiver and/or reimbursement and recapture	1.86%		1.80%	1.89%	1.90	%(C)	1.80%
Net investment income (loss) to average net assets	(0.04)%		0.06%	(0.29)%	(0.37	)%(C)	0.30%
Portfolio turnover rate	77%		85%	76%	95%		31%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$11.60	$11.93	$11.85	$11.41		$10.69

Investment operations:
Net investment income (loss) (A)	0.11	0.13	0.10	0.11	(B)	0.13
Net realized and unrealized gain (loss)	0.89	0.49	0.95	0.75		0.69
Total investment operations	1.00	0.62	1.05	0.86		0.82

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.12)	(0.13)	(0.15)		(0.03)
Net realized gains	(0.73)	(0.83)	(0.84)	(0.27)		(0.07)
Total dividends and/or distributions to shareholders	(0.87)	(0.95)	(0.97)	(0.42)		(0.10)

Net asset value, end of year	$11.73	$11.60	$11.93	$11.85		$11.41
Total return	9.99%	5.16%	8.94%	8.00%		7.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$512,150	$368,787	$394,378	$298,589		$147,712
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.85%	0.86%	0.86%		0.84%
Including waiver and/or reimbursement and recapture	0.84%	0.80%	0.86%	0.86	%(B)	0.84%
Net investment income (loss) to average net assets	0.94%	1.09%	0.79%	0.97	%(B)	1.19%
Portfolio turnover rate	77%	85%	76%	95%		31%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class I2
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$11.62		$11.95	$11.87	$11.41		$10.69

Investment operations:
Net investment income (loss) (A)	0.12		0.14	0.11	0.15	(B)	0.16
Net realized and unrealized gain (loss)	0.88		0.49	0.95	0.74		0.67
Total investment operations	1.00		0.63	1.06	0.89		0.83

Dividends and/or distributions to shareholders:
Net investment income	(0.15)		(0.13)	(0.14)	(0.16)		(0.04)
Net realized gains	(0.73)		(0.83)	(0.84)	(0.27)		(0.07)
Total dividends and/or distributions to shareholders	(0.88)		(0.96)	(0.98)	(0.43)		(0.11)

Net asset value, end of year	$11.74		$11.62	$11.95	$11.87		$11.41
Total return	10.04%		5.26%	9.09%	8.12%		7.80%

Ratio and supplemental data:
Net assets end of year (000’s)	$277,692		$280,299	$298,655	$323,275		$465,775
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%		0.75%	0.76%	0.74%		0.74%
Including waiver and/or reimbursement and recapture	0.75	%(C)	0.71%	0.76%	0.74	%(B)	0.74%
Net investment income (loss) to average net assets	1.09%		1.15%	0.92%	1.37	%(B)	1.42%
Portfolio turnover rate	77%		85%	76%	95%		31%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class I3
	October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.67		$11.96		$11.93

Investment operations:
Net investment income (loss) (B)	0.12		0.14		0.06
Net realized and unrealized gain (loss)	0.90		0.48		(0.03	) (C)
Total investment operations	1.02		0.62		0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.08)		—
Net realized gains	(0.73)		(0.83)		—
Total dividends and/or distributions to shareholders	(0.89)		(0.91)		—

Net asset value, end of period/year	$11.80		$11.67		$11.96
Total return	10.10%		5.19%		0.25	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$212,674		$231,307		$275,016
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%		0.75%		0.76	%(E)
Including waiver and/or reimbursement and recapture	0.75	%(F)	0.70	%(G)	0.70	%(E)
Net investment income (loss) to average net assets	1.09%		1.16%		0.79	%(E)
Portfolio turnover rate	77%		85%		76	%(D)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class R
	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.63		$11.92	$11.93

Investment operations:
Net investment income (loss) (B)	0.07		0.07	0.02
Net realized and unrealized gain (loss)	0.88		0.50	(0.03	)(C)
Total investment operations	0.95		0.57	(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.08)		(0.03)	—
Net realized gains	(0.73)		(0.83)	—
Total dividends and/or distributions to shareholders	(0.81)		(0.86)	—

Net asset value, end of period/year	$11.77		$11.63	$11.92
Total return	9.45%		4.70%	(0.08	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$62,961		$69,546	$88,909
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%		1.26%	1.27	%(E)
Including waiver and/or reimbursement and recapture	1.25	%(F)	1.24%	1.25	%(E)
Net investment income (loss) to average net assets	0.60%		0.63%	0.26	%(E)
Portfolio turnover rate	77%		85%	76	%(D)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class R4
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.66	$11.94	$11.93

Investment operations:
Net investment income (loss) (B)	0.12	0.11	0.04
Net realized and unrealized gain (loss)	0.87	0.50	(0.03	)(C)
Total investment operations	0.99	0.61	0.01

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.06)	—
Net realized gains	(0.73)	(0.83)	—
Total dividends and/or distributions to shareholders	(0.86)	(0.89)	—

Net asset value, end of period/year	$11.79	$11.66	$11.94
Total return	9.83%	5.07%	0.08	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$101,137	$362,082	$424,122
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.00%	1.01	%(E)
Including waiver and/or reimbursement and recapture	0.90%	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	1.06%	0.96%	0.58	%(E)
Portfolio turnover rate	77%	85%	76	%(D)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class R6
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$11.70		$12.03	$11.87	$11.87

Investment operations:
Net investment income (loss) (B)	0.12		0.04	0.08	0.01	(C)
Net realized and unrealized gain (loss)	0.90		0.59	0.98	(0.01	)(D)
Total investment operations	1.02		0.63	1.06	—

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.13)	(0.06)	—
Net realized gains	(0.73)		(0.83)	(0.84)	—
Total dividends and/or distributions to shareholders	(0.89)		(0.96)	(0.90)	—

Net asset value, end of period/year	$11.83		$11.70	$12.03	$11.87
Total return	10.06%		5.22%	9.09%	0.00	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$222,061		$166,519	$16,391	$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%		0.75%	0.76%	0.79	%(F)
Including waiver and/or reimbursement and recapture	0.75	%(G)	0.71%	0.76%	0.78	%(C)(F)
Net investment income (loss) to average net assets	1.08%		0.30%	0.68%	0.18	%(C)(F)
Portfolio turnover rate	77%		85%	76%	95	%(E)

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$6.88	$7.37	$7.59	$7.94		$11.62

Investment operations:
Net investment income (loss) (A)	0.16	0.03	0.15	0.24	(B)	0.29
Net realized and unrealized gain (loss)	(0.17)	(0.16)	0.04	(0.33	)(C)	(3.62)
Total investment operations	(0.01)	(0.13)	0.19	(0.09)		(3.33)

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.07)	(0.30)	(0.26)		(0.09)
Net realized gains	—	—	—	—		(0.07)
Return of capital	(0.28)	(0.29)	(0.11)	—		(0.19)
Total dividends and/or distributions to shareholders	(0.35)	(0.36)	(0.41)	(0.26)		(0.35)

Net asset value, end of year	$6.52	$6.88	$7.37	$7.59		$7.94
Total return (D)	(0.20)%	(1.85)%	2.30%	(0.87)%		(29.17)%

Ratio and supplemental data:
Net assets end of year (000’s)	$16,363	$23,096	$32,083	$43,221		$46,624
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.63%	1.61%	1.58%	1.57%		1.52%
Including waiver and/or reimbursement and recapture	1.60%	1.60%	1.58%	1.56	%(B)	1.52%
Net investment income (loss) to average net assets	2.27%	0.40%	1.97%	3.50	%(B)	2.84%
Portfolio turnover rate	20%	33%	41%	79%		67%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$6.85	$7.34	$7.55	$7.91		$11.57

Investment operations:
Net investment income (loss) (A)	0.10	(0.02)	0.09	0.19	(B)	0.21
Net realized and unrealized gain (loss)	(0.15)	(0.17)	0.05	(0.35	)(C)	(3.60)
Total investment operations	(0.05)	(0.19)	0.14	(0.16)		(3.39)

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.06)	(0.25)	(0.20)		(0.06)
Net realized gains	—	—	—	—		(0.07)
Return of capital	(0.24)	(0.24)	(0.10)	—		(0.14)
Total dividends and/or distributions to shareholders	(0.30)	(0.30)	(0.35)	(0.20)		(0.27)

Net asset value, end of year	$6.50	$6.85	$7.34	$7.55		$7.91
Total return (D)	(0.84)%	(2.66)%	1.64%	(1.79)%		(29.61)%

Ratio and supplemental data:
Net assets end of year (000’s)	$11,796	$15,955	$23,673	$31,067		$37,877
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.42%	2.39%	2.36%	2.36%		2.27%
Including waiver and/or reimbursement and recapture	2.35%	2.35%	2.35%	2.35	%(B)	2.27%
Net investment income (loss) to average net assets	1.52%	(0.29)%	1.10%	2.73	%(B)	2.11%
Portfolio turnover rate	20%	33%	41%	79%		67%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$6.89	$7.37	$7.59	$7.95		$11.63

Investment operations:
Net investment income (loss) (A)	0.18	0.07	0.16	0.26	(B)	0.31
Net realized and unrealized gain (loss)	(0.18)	(0.17)	0.05	(0.34	)(C)	(3.61)
Total investment operations	—	(0.10)	0.21	(0.08)		(3.30)

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.08)	(0.31)	(0.28)		(0.10)
Net realized gains	—	—	—	—		(0.07)
Return of capital	(0.30)	(0.30)	(0.12)	—		(0.21)
Total dividends and/or distributions to shareholders	(0.37)	(0.38)	(0.43)	(0.28)		(0.38)

Net asset value, end of year	$6.52	$6.89	$7.37	$7.59		$7.95
Total return	(0.03)%	(1.42)%	2.61%	(0.68)%		(28.92)%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,258	$21,257	$48,023	$39,716		$63,695
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30%	1.30%	1.29%	1.26%		1.23%
Including waiver and/or reimbursement and recapture	1.30%	1.30%	1.29%	1.25	%(B)	1.23%
Net investment income (loss) to average net assets	2.56%	1.02%	2.05%	3.79	%(B)	3.08%
Portfolio turnover rate	20%	33%	41%	79%		67%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$6.89	$7.38	$7.60	$7.95		$11.63

Investment operations:
Net investment income (loss) (A)	0.18	0.07	0.17	0.25	(B)	0.33
Net realized and unrealized gain (loss)	(0.17)	(0.17)	0.05	(0.31	)(C)	(3.62)
Total investment operations	0.01	(0.10)	0.22	(0.06)		(3.29)

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.08)	(0.32)	(0.29)		(0.10)
Net realized gains	—	—	—	—		(0.07)
Return of capital	(0.31)	(0.31)	(0.12)	—		(0.22)
Total dividends and/or distributions to shareholders	(0.38)	(0.39)	(0.44)	(0.29)		(0.39)

Net asset value, end of year	$6.52	$6.89	$7.38	$7.60		$7.95
Total return	0.08%	(1.44)%	2.70%	(0.45)%		(28.84)%

Ratio and supplemental data:
Net assets end of year (000’s)	$208,684	$258,764	$209,277	$268,516		$346,050
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20%	1.20%	1.19%	1.16%		1.14%
Including waiver and/or reimbursement and recapture	1.20%	1.20%	1.19%	1.15	%(B)	1.14%
Net investment income (loss) to average net assets	2.60%	0.95%	2.18%	3.69	%(B)	3.26%
Portfolio turnover rate	20%	33%	41%	79%		67%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015
Net asset value, beginning of year	$10.91	$10.96	$9.97		$9.97		$10.30

Investment operations:
Net investment income (loss) (A)	0.40	0.39	0.39		0.35	(B)	0.37
Net realized and unrealized gain (loss)	0.82	(0.05)	0.96		0.03		(0.20)
Total investment operations	1.22	0.34	1.35		0.38		0.17

Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.35)	(0.36)		(0.34)		(0.39)
Net realized gains	(0.13)	(0.04)	—		(0.04)		(0.11)
Total dividends and/or distributions to shareholders	(0.49)	(0.39)	(0.36)		(0.38)		(0.50)

Net asset value, end of year	$11.64	$10.91	$10.96		$9.97		$9.97
Total return (C)	11.72%	3.11%	13.77%		3.88%		1.60%

Ratio and supplemental data:
Net assets end of year (000’s)	$34,731	$27,644	$20,733		$2,153		$1,600
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.20%	1.19%		1.21	%(D)	1.31	%(D)
Including waiver and/or reimbursement and recapture	1.12%	1.20%	1.21	%(E)	1.20	%(B) (D)	1.20	%(D)
Net investment income (loss) to average net assets	3.59%	3.50%	3.74%		3.60	%(B)	3.67%
Portfolio turnover rate	53%	38%	79%		51%		77%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$10.86	$10.92	$9.94	$9.94		$10.29

Investment operations:
Net investment income (loss) (A)	0.31	0.31	0.31	0.28	(B)	0.28
Net realized and unrealized gain (loss)	0.84	(0.07)	0.97	0.03		(0.20)
Total investment operations	1.15	0.24	1.28	0.31		0.08

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.26)	(0.30)	(0.27)		(0.32)
Net realized gains	(0.13)	(0.04)	—	(0.04)		(0.11)
Total dividends and/or distributions to shareholders	(0.42)	(0.30)	(0.30)	(0.31)		(0.43)

Net asset value, end of year	$11.59	$10.86	$10.92	$9.94		$9.94
Total return (C)	11.00%	2.24%	12.97%	3.17%		0.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$46,600	$38,322	$43,076	$4,173		$3,024
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.85%	1.92%	1.94%	1.94	%(D)	2.01	%(D)
Including waiver and/or reimbursement and recapture	1.85%	1.92%	1.94%	1.95	%(B)(D)	1.95	%(D)
Net investment income (loss) to average net assets	2.86%	2.80%	2.99%	2.86	%(B)	2.78%
Portfolio turnover rate	53%	38%	79%	51%		77%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015
Net asset value, beginning of year	$10.91	$10.97	$9.97		$9.97		$10.31

Investment operations:
Net investment income (loss) (A)	0.43	0.42	0.42		0.38	(B)	0.40
Net realized and unrealized gain (loss)	0.83	(0.06)	0.97		0.02		(0.22)
Total investment operations	1.26	0.36	1.39		0.40		0.18

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.38)	(0.39)		(0.36)		(0.41)
Net realized gains	(0.13)	(0.04)	—		(0.04)		(0.11)
Total dividends and/or distributions to shareholders	(0.53)	(0.42)	(0.39)		(0.40)		(0.52)

Net asset value, end of year	$11.64	$10.91	$10.97		$9.97		$9.97
Total return	12.14%	3.27%	14.10%		4.13%		1.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$153,353	$92,148	$71,827		$41,691		$30,300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.93%	0.94%		1.01	%(C)	1.09	%(C)
Including waiver and/or reimbursement and recapture	0.83%	0.95%	0.96	%(D)	0.95	%(B) (C)	0.95	%(C)
Net investment income (loss) to average net assets	3.86%	3.75%	4.02%		3.83	%(B)	3.90%
Portfolio turnover rate	53%	38%	79%		51%		77%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015
Net asset value, beginning of year	$10.47	$10.52	$9.62		$9.89		$10.30

Investment operations:
Net investment income (loss) (A)	0.41	0.42	0.40		0.09	(B)	0.42
Net realized and unrealized gain (loss)	0.79	(0.06)	0.90		0.04		(0.44)
Total investment operations	1.20	0.36	1.30		0.13		(0.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.37)	(0.40)		(0.36)		(0.28)
Net realized gains	(0.13)	(0.04)	—		(0.04)		(0.11)
Total dividends and/or distributions to shareholders	(0.53)	(0.41)	(0.40)		(0.40)		(0.39)

Net asset value, end of year	$11.14	$10.47	$10.52		$9.62		$9.89
Total return	12.03%	3.45%	13.70%		1.38%		(0.28)%

Ratio and supplemental data:
Net assets end of year (000’s)	$13	$11	$11		$0	(C)	$0	(C)
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.82%	0.84%		0.00	%(D)(E)	1.00	%(E)
Including waiver and/or reimbursement and recapture	0.82%	0.82%	0.96	%(F)	0.00	%(B)(D)(E)	0.95	%(E)
Net investment income (loss) to average net assets	3.89%	3.88%	3.94%		0.96	%(B)	4.02%
Portfolio turnover rate	53%	38%	79%		51%		77%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $1,000.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$27.54	$27.90	$24.88	$24.86		$25.61

Investment operations:
Net investment income (loss) (A)	0.36	0.34	0.28	0.25	(B)	0.24
Net realized and unrealized gain (loss)	2.79	0.24	3.15	0.61		0.41
Total investment operations	3.15	0.58	3.43	0.86		0.65

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.35)	(0.32)	(0.26)		(0.25)
Net realized gains	(1.66)	(0.59)	(0.09)	(0.58)		(1.15)
Total dividends and/or distributions to shareholders	(2.03)	(0.94)	(0.41)	(0.84)		(1.40)

Net asset value, end of year	$28.66	$27.54	$27.90	$24.88		$24.86
Total return (C)	12.53%	2.05%	13.89%	3.57%		2.58%

Ratio and supplemental data:
Net assets end of year (000’s)	$558,639	$532,861	$573,224	$406,606		$210,457
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.03%	1.03%	1.10%		1.14%
Including waiver and/or reimbursement and recapture	1.04%	1.03%	1.03%	1.08	%(B)	1.14%
Net investment income (loss) to average net assets	1.34%	1.22%	1.07%	1.04	%(B)	0.97%
Portfolio turnover rate	41%	48%	39%	35%		39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$27.04	$27.41	$24.45	$24.44		$25.21

Investment operations:
Net investment income (loss) (A)	0.15	0.13	0.08	0.08	(B)	0.07
Net realized and unrealized gain (loss)	2.75	0.22	3.09	0.59		0.40
Total investment operations	2.90	0.35	3.17	0.67		0.47

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.13)	(0.12)	(0.08)		(0.09)
Net realized gains	(1.66)	(0.59)	(0.09)	(0.58)		(1.15)
Total dividends and/or distributions to shareholders	(1.83)	(0.72)	(0.21)	(0.66)		(1.24)

Net asset value, end of year	$28.11	$27.04	$27.41	$24.45		$24.44
Total return (C)	11.73%	1.25%	13.02%	2.84%		1.87%

Ratio and supplemental data:
Net assets end of year (000’s)	$195,175	$184,727	$222,884	$208,410		$184,907
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80%	1.79%	1.79%	1.83%		1.84%
Including waiver and/or reimbursement and recapture	1.80%	1.79%	1.79%	1.82	%(B)	1.84%
Net investment income (loss) to average net assets	0.58%	0.47%	0.32%	0.33	%(B)	0.27%
Portfolio turnover rate	41%	48%	39%	35%		39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$27.67	$28.03	$24.99	$24.96		$25.70

Investment operations:
Net investment income (loss) (A)	0.43	0.41	0.34	0.32	(B)	0.31
Net realized and unrealized gain (loss)	2.80	0.23	3.16	0.60		0.42
Total investment operations	3.23	0.64	3.50	0.92		0.73

Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.41)	(0.37)	(0.31)		(0.32)
Net realized gains	(1.66)	(0.59)	(0.09)	(0.58)		(1.15)
Total dividends and/or distributions to shareholders	(2.09)	(1.00)	(0.46)	(0.89)		(1.47)

Net asset value, end of year	$28.81	$27.67	$28.03	$24.99		$24.96
Total return	12.79%	2.26%	14.13%	3.83%		2.90%

Ratio and supplemental data:
Net assets end of year (000’s)	$244,156	$232,308	$266,637	$208,512		$199,378
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.82%	0.82%	0.84%		0.86%
Including waiver and/or reimbursement and recapture	0.82%	0.82%	0.82%	0.84	%(B)	0.86%
Net investment income (loss) to average net assets	1.55%	1.44%	1.28%	1.32	%(B)	1.26%
Portfolio turnover rate	41%	48%	39%	35%		39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Multi-Managed Balanced
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$27.67	$28.03	$24.99	$24.95		$25.40

Investment operations:
Net investment income (loss) (B)	0.44	0.44	0.37	0.25	(C)	0.13
Net realized and unrealized gain (loss)	2.82	0.23	3.16	0.71		(0.40	)(D)
Total investment operations	3.26	0.67	3.53	0.96		(0.27)

Dividends and/or distributions to shareholders:
Net investment income	(0.46)	(0.44)	(0.40)	(0.34)		(0.18)
Net realized gains	(1.66)	(0.59)	(0.09)	(0.58)		—
Total dividends and/or distributions to shareholders	(2.12)	(1.03)	(0.49)	(0.92)		(0.18)

Net asset value, end of period/year	$28.81	$27.67	$28.03	$24.99		$24.95
Total return	12.92%	2.37%	14.25%	3.99%		(1.07	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$13,458	$7,149	$9,749	$6,316		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.71%	0.71%	0.73%		0.75	%(F)
Including waiver and/or reimbursement and recapture	0.71%	0.71%	0.71%	0.73	%(C)	0.75	%(F)
Net investment income (loss) to average net assets	1.62%	1.54%	1.39%	1.02	%(C)	1.19	%(F)
Portfolio turnover rate	41%	48%	39%	35%		39%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$10.05	$10.22	$10.23	$10.19		$10.37

Investment operations:
Net investment income (loss) (A)	0.26	0.22	0.19	0.20	(B)	0.20
Net realized and unrealized gain (loss)	0.24	(0.17)	0.01	0.06		(0.15)
Total investment operations	0.50	0.05	0.20	0.26		0.05

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.22)	(0.21)	(0.20)		(0.21)
Net realized gains	—	—	—	—		(0.02)
Return of capital	—	—	—	(0.02)		—
Total dividends and/or distributions to shareholders	(0.26)	(0.22)	(0.21)	(0.22)		(0.23)

Net asset value, end of year	$10.29	$10.05	$10.22	$10.23		$10.19
Total return (C)	5.04%	0.53%	1.90%	2.60%		0.53%

Ratio and supplemental data:
Net assets end of year (000’s)	$698,062	$732,815	$940,515	$934,615		$976,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.85%	0.84%	0.85%		0.84%
Including waiver and/or reimbursement and recapture	0.82%	0.85%	0.84%	0.84	%(B)	0.84%
Net investment income (loss) to average net assets	2.54%	2.16%	1.84%	1.95	%(B)	1.94%
Portfolio turnover rate	61%	60%	52%	45%		66%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$10.03	$10.20	$10.21	$10.17		$10.35

Investment operations:
Net investment income (loss) (A)	0.18	0.14	0.11	0.12	(B)	0.12
Net realized and unrealized gain (loss)	0.24	(0.16)	0.01	0.06		(0.14)
Total investment operations	0.42	(0.02)	0.12	0.18		(0.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.15)	(0.13)	(0.12)		(0.14)
Net realized gains	—	—	—	—		(0.02)
Return of capital	—	—	—	(0.02)		—
Total dividends and/or distributions to shareholders	(0.18)	(0.15)	(0.13)	(0.14)		(0.16)

Net asset value, end of year	$10.27	$10.03	$10.20	$10.21		$10.17
Total return (C)	4.23%	(0.24)%	1.12%	1.82%		(0.23)%

Ratio and supplemental data:
Net assets end of year (000’s)	$294,497	$393,543	$517,918	$621,425		$721,293
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.61%	1.62%	1.61%	1.61%		1.60%
Including waiver and/or reimbursement and recapture	1.61%	1.62%	1.61%	1.60	%(B)	1.60%
Net investment income (loss) to average net assets	1.77%	1.40%	1.07%	1.18	%(B)	1.19%
Portfolio turnover rate	61%	60%	52%	45%		66%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.88	$10.05	$10.05	$10.01		$10.19

Investment operations:
Net investment income (loss) (A)	0.27	0.24	0.20	0.21	(B)	0.22
Net realized and unrealized gain (loss)	0.24	(0.17)	0.02	0.07		(0.15)
Total investment operations	0.51	0.07	0.22	0.28		0.07

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.24)	(0.22)	(0.21)		(0.23)
Net realized gains	—	—	—	—		(0.02)
Return of capital	—	—	—	(0.03)		—
Total dividends and/or distributions to shareholders	(0.28)	(0.24)	(0.22)	(0.24)		(0.25)

Net asset value, end of year	$10.11	$9.88	$10.05	$10.05		$10.01
Total return	5.20%	0.71%	2.21%	2.82%		0.71%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,745,843	$1,451,634	$1,312,220	$979,858		$822,063
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%	0.65%	0.64%	0.64%		0.63%
Including waiver and/or reimbursement and recapture	0.62%	0.65%	0.64%	0.63	%(B)	0.63%
Net investment income (loss) to average net assets	2.74%	2.39%	2.04%	2.15	%(B)	2.15%
Portfolio turnover rate	61%	60%	52%	45%		66%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.87	$10.04	$10.04	$10.01		$10.18

Investment operations:
Net investment income (loss) (A)	0.28	0.24	0.22	0.22	(B)	0.23
Net realized and unrealized gain (loss)	0.25	(0.16)	0.01	0.06		(0.14)
Total investment operations	0.53	0.08	0.23	0.28		0.09

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.25)	(0.23)	(0.22)		(0.24)
Net realized gains	—	—	—	—		(0.02)
Return of capital	—	—	—	(0.03)		—
Total dividends and/or distributions to shareholders	(0.29)	(0.25)	(0.23)	(0.25)		(0.26)

Net asset value, end of year	$10.11	$9.87	$10.04	$10.04		$10.01
Total return	5.41%	0.81%	2.31%	2.81%		0.91%

Ratio and supplemental data:
Net assets end of year (000’s)	$282,641	$220,648	$427,397	$282,016		$1,223,002
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52%	0.55%	0.54%	0.54%		0.53%
Including waiver and/or reimbursement and recapture	0.52%	0.55%	0.54%	0.54	%(B)	0.53%
Net investment income (loss) to average net assets	2.85%	2.45%	2.15%	2.21	%(B)	2.25%
Portfolio turnover rate	61%	60%	52%	45%		66%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Short-Term Bond
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.87	$10.03	$10.04	$10.01		$10.12

Investment operations:
Net investment income (loss) (B)	0.28	0.26	0.21	0.23	(C)	0.09
Net realized and unrealized gain (loss)	0.25	(0.17)	0.01	0.05		(0.10)
Total investment operations	0.53	0.09	0.22	0.28		(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.25)	(0.23)	(0.22)		(0.10)
Return of capital	—	—	—	(0.03)		—
Total dividends and/or distributions to shareholders	(0.29)	(0.25)	(0.23)	(0.25)		(0.10)

Net asset value, end of period/year	$10.11	$9.87	$10.03	$10.04		$10.01
Total return	5.42%	0.92%	2.21%	2.82%		(0.09	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$28,807	$26,240	$1,412	$372		$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52%	0.55%	0.54%	0.54%		0.53	%(E)
Including waiver and/or reimbursement and recapture	0.52%	0.55%	0.54%	0.52	%(C)	0.53	%(E)
Net investment income (loss) to average net assets	2.85%	2.65%	2.14%	2.26	%(C)	2.22	%(E)
Portfolio turnover rate	61%	60%	52%	45%		66%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Core
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.48	$11.72	$11.36

Investment operations:
Net investment income (loss) (B)	0.05	0.04	0.02
Net realized and unrealized gain (loss)	(0.89)	0.24	0.34
Total investment operations	(0.84)	0.28	0.36

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.15)	—
Net realized gains	(0.93)	(0.37)	—
Total dividends and/or distributions to shareholders	(0.99)	(0.52)	—

Net asset value, end of period/year	$9.65	$11.48	$11.72
Total return (C)	(6.56)%	2.24%	3.17	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,759	$3,356	$3,490
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.39%	1.32%	1.35	%(E)
Including waiver and/or reimbursement and recapture	1.26%	1.20%	1.30	%(E)
Net investment income (loss) to average net assets	0.50%	0.34%	0.22	%(E)
Portfolio turnover rate	94%	86%	53	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Core
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.30	$11.54	$11.24

Investment operations:
Net investment income (loss) (B)	(0.02)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	(0.87)	0.24	0.34
Total investment operations	(0.89)	0.19	0.30

Dividends and/or distributions to shareholders:
Net investment income	—	(0.06)	—
Net realized gains	(0.93)	(0.37)	—
Total dividends and/or distributions to shareholders	(0.93)	(0.43)	—

Net asset value, end of period/year	$9.48	$11.30	$11.54
Total return (C)	(7.17)%	1.58%	2.67	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$536	$668	$638
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.09%	2.06%	2.07	%(E)
Including waiver and/or reimbursement and recapture	2.01%	1.95%	2.05	%(E)
Net investment income (loss) to average net assets	(0.25)%	(0.40)%	(0.49	)%(E)
Portfolio turnover rate	94%	86%	53	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Core
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.53	$11.78	$11.40

Investment operations:
Net investment income (loss) (B)	0.08	0.07	0.04
Net realized and unrealized gain (loss)	(0.89)	0.23	0.34
Total investment operations	(0.81)	0.30	0.38

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.18)	—
Net realized gains	(0.93)	(0.37)	—
Total dividends and/or distributions to shareholders	(1.02)	(0.55)	—

Net asset value, end of period/year	$9.70	$11.53	$11.78
Total return	(6.24)%	2.38%	3.33	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,321	$2,047	$1,689
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05%	1.02%	0.99	%(D)
Including waiver and/or reimbursement and recapture	1.01%	0.95%	1.05	%(D)
Net investment income (loss) to average net assets	0.79%	0.57%	0.48	%(D)
Portfolio turnover rate	94%	86%	53	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Core
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.56	$11.79	$11.40

Investment operations:
Net investment income (loss) (B)	0.08	0.09	0.05
Net realized and unrealized gain (loss)	(0.89)	0.24	0.34
Total investment operations	(0.81)	0.33	0.39

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.19)	—
Net realized gains	(0.93)	(0.37)	—
Total dividends and/or distributions to shareholders	(1.03)	(0.56)	—

Net asset value, end of period/year	$9.72	$11.56	$11.79
Total return	(6.21)%	2.63%	3.42	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$16,035	$21,106	$29,564
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.92%	0.85	%(D)
Including waiver and/or reimbursement and recapture	0.93%	0.86%	0.93	%(D)
Net investment income (loss) to average net assets	0.84%	0.72%	0.63	%(D)
Portfolio turnover rate	94%	86%	53	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Core
	Class I3
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.67	$11.80	$11.40

Investment operations:
Net investment income (loss) (B)	0.08	0.09	0.05
Net realized and unrealized gain (loss)	(0.90)	0.22	0.35
Total investment operations	(0.82)	0.31	0.40

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.07)	—
Net realized gains	(0.93)	(0.37)	—
Total dividends and/or distributions to shareholders	(1.03)	(0.44)	—

Net asset value, end of period/year	$9.82	$11.67	$11.80
Total return	(6.31)%	2.57%	3.51	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$118,570	$137,326	$153,587
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.92%	0.98	%(D)
Including waiver and/or reimbursement and recapture	0.93%	0.85%	0.85	%(D)
Net investment income (loss) to average net assets	0.82%	0.71%	0.70	%(D)
Portfolio turnover rate	94%	86%	53	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Core
	Class R
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.62	$11.75	$11.40

Investment operations:
Net investment income (loss) (B)	0.04	0.02	0.01
Net realized and unrealized gain (loss)	(0.89)	0.24	0.34
Total investment operations	(0.85)	0.26	0.35

Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.02)	—
Net realized gains	(0.93)	(0.37)	—
Total dividends and/or distributions to shareholders	(0.97)	(0.39)	—

Net asset value, end of period/year	$9.80	$11.62	$11.75
Total return	(6.71)%	2.12%	3.07	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$31,787	$46,718	$53,017
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.44%	1.42%	1.48	%(D)
Including waiver and/or reimbursement and recapture	1.43%	1.35%	1.48	%(D)
Net investment income (loss) to average net assets	0.38%	0.20%	0.08	%(D)
Portfolio turnover rate	94%	86%	53	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Core
	Class R4
	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$11.64	$11.78	$11.53		$9.45		$10.57	$10.25

Investment operations:
Net investment income (loss) (D)	0.06	0.06	0.04		0.08		0.08	0.08
Net realized and unrealized gain (loss)	(0.88)	0.22	0.22		2.08		(1.11)	0.32
Total investment operations	(0.82)	0.28	0.26		2.16		(1.03)	0.40

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.05)	(0.01)		(0.08)		(0.09)	(0.08)
Net realized gains	(0.93)	(0.37)	—		—		—	—
Total dividends and/or distributions to shareholders	(1.00)	(0.42)	(0.01)		(0.08)		(0.09)	(0.08)

Net asset value, end of period/year	$9.82	$11.64	$11.78		$11.53		$9.45	$10.57
Total return	(6.44)%	2.27%	2.27	%(E)	23.08%		(9.72)%	3.94%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,175	$5,648	$8,970		$14,540		$12,719	$27,550
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%	1.17%	1.30	%(F)	1.50%		1.32%	1.28%
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.11	%(F)(G)	1.07	%(H)	1.10%	1.10%
Net investment income (loss) to average net assets	0.64%	0.50%	0.34	%(F)	0.80%		0.82%	0.78%
Portfolio turnover rate	94%	86%	53	%(E)	122%		132%	148%

(A)	Transamerica Partners Institutional Small Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Small Core, which was the accounting and performance survivor of the reorganization.
(B)	Effective March 10, 2017, the Fund underwent a 1.44-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015
Net asset value, beginning of year	$6.51	$6.89	$12.15		$12.82		$12.87

Investment operations:
Net investment income (loss) (A)	(0.05)	(0.04)	(0.06)		(0.10	)(B)	(0.03)
Net realized and unrealized gain (loss)	0.61	0.34	2.42		0.49		1.03
Total investment operations	0.56	0.30	2.36		0.39		1.00

Dividends and/or distributions to shareholders:
Net realized gains	(0.64)	(0.68)	(7.62)		(1.06)		(1.05)

Net asset value, end of year	$6.43	$6.51	$6.89		$12.15		$12.82
Total return (C)	11.11%	4.50%	26.31%		3.42%		8.27%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,777	$18,537	$15,520		$8,835		$2,882
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.47%	1.41%	1.51%		1.36%		1.30%
Including waiver and/or reimbursement and recapture	1.35%	1.25%	1.41	%(D)	1.35	%(B)	1.30%
Net investment income (loss) to average net assets	(0.81)%	(0.55)%	(0.92)%		(0.82	)%(B)	(0.26)%
Portfolio turnover rate	72%	55%	80%		43%		60%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015
Net asset value, beginning of year	$5.91	$6.35	$11.77		$12.55		$12.70

Investment operations:
Net investment income (loss) (A)	(0.09)	(0.08)	(0.10)		(0.18	)(B)	(0.15)
Net realized and unrealized gain (loss)	0.54	0.32	2.30		0.46		1.05
Total investment operations	0.45	0.24	2.20		0.28		0.90

Dividends and/or distributions to shareholders:
Net realized gains	(0.64)	(0.68)	(7.62)		(1.06)		(1.05)

Net asset value, end of year	$5.72	$5.91	$6.35		$11.77		$12.55
Total return (C)	10.28%	3.87%	25.22%		2.56%		7.54%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,131	$4,604	$3,588		$1,369		$1,380
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.19%	2.15%	2.23%		2.10%		2.02%
Including waiver and/or reimbursement and recapture	2.10%	2.00%	2.16	%(D)	2.09	%(B)	2.02%
Net investment income (loss) to average net assets	(1.55)%	(1.32)%	(1.69)%		(1.54	)%(B)	(1.20)%
Portfolio turnover rate	72%	55%	80%		43%		60%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015
Net asset value, beginning of year	$6.74	$7.09	$12.30		$12.94		$12.94

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.02)	(0.05)		(0.06	)(B)	(0.06)
Net realized and unrealized gain (loss)	0.64	0.35	2.46		0.48		1.11
Total investment operations	0.61	0.33	2.41		0.42		1.05

Dividends and/or distributions to shareholders:
Net realized gains	(0.64)	(0.68)	(7.62)		(1.06)		(1.05)

Net asset value, end of year	$6.71	$6.74	$7.09		$12.30		$12.94
Total return	11.50%	4.82%	26.40%		3.64%		8.63%

Ratio and supplemental data:
Net assets end of year (000’s)	$37,424	$31,592	$27,564		$2,042		$2,540
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.13%	1.11%	1.18%		1.03%		1.00%
Including waiver and/or reimbursement and recapture	1.07%	1.00%	1.16	%(C)	1.03	%(B)	1.00%
Net investment income (loss) to average net assets	(0.54)%	(0.31)%	(0.69)%		(0.48	)%(B)	(0.44)%
Portfolio turnover rate	72%	55%	80%		43%		60%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$6.85	$7.18	$12.36	$12.99		$12.97

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.01)	(0.04)	(0.04	)(B)	0.01
Net realized and unrealized gain (loss)	0.65	0.36	2.48	0.47		1.06
Total investment operations	0.62	0.35	2.44	0.43		1.07

Dividends and/or distributions to shareholders:
Net realized gains	(0.64)	(0.68)	(7.62)	(1.06)		(1.05)

Net asset value, end of year	$6.83	$6.85	$7.18	$12.36		$12.99
Total return	11.48%	5.06%	26.63%	3.71%		8.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$53,600	$35,995	$47,690	$53,790		$539,006
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.01%	1.09%	0.92%		0.89%
Including waiver and/or reimbursement and recapture	1.00%	0.91%	1.09%	0.91	%(B)	0.89%
Net investment income (loss) to average net assets	(0.46)%	(0.20)%	(0.57)%	(0.32	)%(B)	0.07%
Portfolio turnover rate	72%	55%	80%	43%		60%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class I3
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$6.84	$7.19	$6.44

Investment operations:
Net investment income (loss) (B)	(0.03)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.66	0.34	0.77
Total investment operations	0.63	0.33	0.75

Dividends and/or distributions to shareholders:
Net realized gains	(0.64)	(0.68)	—

Net asset value, end of period/year	$6.83	$6.84	$7.19
Total return	11.48%	4.90%	11.65	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$26,997	$29,619	$34,587
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.01%	1.07	%(D)
Including waiver and/or reimbursement and recapture	0.99%	0.90%	0.90	%(D)
Net investment income (loss) to average net assets	(0.46)%	(0.20)%	(0.47	)%(D)
Portfolio turnover rate	72%	55%	80	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class R
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$6.79	$7.16	$6.44

Investment operations:
Net investment income (loss) (B)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.63	0.36	0.77
Total investment operations	0.57	0.31	0.72

Dividends and/or distributions to shareholders:
Net realized gains	(0.64)	(0.68)	—

Net asset value, end of period/year	$6.72	$6.79	$7.16
Total return	10.78%	4.48%	11.18	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$15,869	$16,846	$17,479
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.53%	1.50%	1.57	%(D)
Including waiver and/or reimbursement and recapture	1.49%	1.42%	1.55	%(D)
Net investment income (loss) to average net assets	(0.94)%	(0.73)%	(1.17	)%(D)
Portfolio turnover rate	72%	55%	80	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class R4
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$6.81	$7.18	$6.44

Investment operations:
Net investment income (loss) (B)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.65	0.34	0.77
Total investment operations	0.63	0.31	0.74

Dividends and/or distributions to shareholders:
Net realized gains	(0.64)	(0.68)	—

Net asset value, end of period/year	$6.80	$6.81	$7.18
Total return	11.54%	4.60%	11.49	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$252	$6,609	$5,943
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.29%	1.26%	1.32	%(D)
Including waiver and/or reimbursement and recapture	1.15%	1.15%	1.15	%(D)
Net investment income (loss) to average net assets	(0.38)%	(0.46)%	(0.77	)%(D)
Portfolio turnover rate	72%	55%	80	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$6.85	$7.18	$12.36	$12.65

Investment operations:
Net investment income (loss) (B)	(0.03)	(0.02)	(0.04)	(0.01	)(C)
Net realized and unrealized gain (loss)	0.65	0.37	2.48	(0.28	)(D)
Total investment operations	0.62	0.35	2.44	(0.29)

Dividends and/or distributions to shareholders:
Net realized gains	(0.64)	(0.68)	(7.62)	—

Net asset value, end of period/year	$6.83	$6.85	$7.18	$12.36
Total return	11.48%	5.06%	26.63%	(2.29	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$72	$65	$62	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.01%	1.09%	0.97	%(F)
Including waiver and/or reimbursement and recapture	1.00%	0.91%	1.09%	0.95	%(C)(F)
Net investment income (loss) to average net assets	(0.46)%	(0.22)%	(0.58)%	(0.37	)%(C)(F)
Portfolio turnover rate	72%	55%	80%	43%

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class A
	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.66	$11.94		$11.07

Investment operations:
Net investment income (loss) (B)	(0.01)	0.02		0.01
Net realized and unrealized gain (loss)	0.11	(0.82)		0.86
Total investment operations	0.10	(0.80)		0.87

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.01)		—
Net realized gains	(0.87)	(0.47)		—
Total dividends and/or distributions to shareholders	(0.93)	(0.48)		—

Net asset value, end of period/year	$9.83	$10.66		$11.94
Total return (C)	2.35%	(7.12)%		7.76	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,543	$3,050		$2,757
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.36%	1.45	%(E)	1.49	%(F)
Including waiver and/or reimbursement and recapture	1.27%	1.20	%(E)	1.30	%(F)
Net investment income (loss) to average net assets	(0.08)%	0.20%		0.19	%(F)
Portfolio turnover rate	168%	84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class C
	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.50	$11.85		$11.03

Investment operations:
Net investment income (loss) (B)	(0.07)	(0.06)		(0.03)
Net realized and unrealized gain (loss)	0.11	(0.82)		0.85
Total investment operations	0.04	(0.88)		0.82

Dividends and/or distributions to shareholders:
Net realized gains	(0.87)	(0.47)		—

Net asset value, end of period/year	$9.67	$10.50		$11.85
Total return (C)	1.60%	(7.88)%		7.34	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$744	$786		$891
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.02%	2.06	%(E)	2.05	%(F)
Including waiver and/or reimbursement and recapture	2.00%	1.95	%(E)	2.05	%(F)
Net investment income (loss) to average net assets	(0.75)%	(0.52)%		(0.56	)%(F)
Portfolio turnover rate	168%	84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I
	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.75	$12.03		$11.14

Investment operations:
Net investment income (loss) (B)	0.02	0.07		0.00	(C)
Net realized and unrealized gain (loss)	0.12	(0.83)		0.89
Total investment operations	0.14	(0.76)		0.89

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.05)		—
Net realized gains	(0.87)	(0.47)		—
Total dividends and/or distributions to shareholders	(0.96)	(0.52)		—

Net asset value, end of period/year	$9.93	$10.75		$12.03
Total return	2.66%	(6.86)%		7.89	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$15,653	$756		$2,521
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.07	%(E)	1.05	%(F)
Including waiver and/or reimbursement and recapture (G)	0.99%	0.95	%(E)	1.05	%(F)
Net investment income (loss) to average net assets	0.19%	0.57%		0.01	%(F)
Portfolio turnover rate	168%	84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I2
	October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.76		$12.04		$11.15

Investment operations:
Net investment income (loss) (B)	0.09		0.07		0.03
Net realized and unrealized gain (loss)	0.05		(0.83)		0.86
Total investment operations	0.14		(0.76)		0.89

Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.05)		—
Net realized gains	(0.87)		(0.47)		—
Total dividends and/or distributions to shareholders	(0.96)		(0.52)		—

Net asset value, end of period/year	$9.94		$10.76		$12.04
Total return	2.66	%(C)	(6.81)%		7.89	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$52,241		$212,025		$255,161
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%		0.96	%(E)	0.93	%(F)
Including waiver and/or reimbursement and recapture	0.90	%(G)	0.86	%(E)	0.93	%(F)
Net investment income (loss) to average net assets	0.89%		0.58%		0.55	%(F)
Portfolio turnover rate	168%		84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects certain litigation payments received by the Fund in the year. Had these payments not occurred, the total return would be 0.30% lower.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I3
	October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.77		$12.05		$11.15

Investment operations:
Net investment income (loss) (B)	0.04		0.07		0.05
Net realized and unrealized gain (loss)	0.11		(0.84)		0.85
Total investment operations	0.15		(0.77)		0.90

Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.04)		—
Net realized gains	(0.87)		(0.47)		—
Total dividends and/or distributions to shareholders	(0.96)		(0.51)		—

Net asset value, end of period/year	$9.96		$10.77		$12.05
Total return	2.77%		(6.78)%		8.07	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$24,216		$27,065		$35,000
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%		0.96	%(D)	0.94	%(E)
Including waiver and/or reimbursement and recapture	0.90	%(F)	0.85	%(D)	0.85	%(E)
Net investment income (loss) to average net assets	0.40%		0.60%		0.82	%(E)
Portfolio turnover rate	168%		84%		35	%(C)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class R
	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.73	$12.01		$11.15

Investment operations:
Net investment income (loss) (B)	(0.01)	0.01		0.00	(C)
Net realized and unrealized gain (loss)	0.10	(0.82)		0.86
Total investment operations	0.09	(0.81)		0.86

Dividends and/or distributions to shareholders:
Net investment income	(0.02)	—		—
Net realized gains	(0.87)	(0.47)		—
Total dividends and/or distributions to shareholders	(0.89)	(0.47)		—

Net asset value, end of period/year	$9.93	$10.73		$12.01
Total return	2.13%	(7.25)%		7.71	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$7,982	$9,264		$11,811
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.40%	1.45	%(E)	1.43	%(F)
Including waiver and/or reimbursement and recapture	1.39%	1.35	%(E)	1.43	%(F)
Net investment income (loss) to average net assets	(0.08)%	0.10%		0.01	%(F)
Portfolio turnover rate	168%	84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class R4
	October 31, 2019	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$10.74	$12.01		$11.25		$9.52		$10.23	$9.62

Investment operations:
Net investment income (loss) (D)	(0.01)	0.04		0.01		0.06		0.07	0.07
Net realized and unrealized gain (loss)	0.14	(0.84)		0.76		1.75		(0.72)	0.61
Total investment operations	0.13	(0.80)		0.77		1.81		(0.65)	0.68

Dividends and/or distributions to shareholders:
Net investment income	(0.05)	—		(0.01)		(0.08)		(0.06)	(0.07)
Net realized gains	(0.87)	(0.47)		—		—		—	—
Total dividends and/or distributions to shareholders	(0.92)	(0.47)		(0.01)		(0.08)		(0.06)	(0.07)

Net asset value, end of period/year	$9.95	$10.74		$12.01		$11.25		$9.52	$10.23
Total return	2.57%	(6.99)%		6.85	%(E)	19.24%		(6.33)%	7.08%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$328	$253		$345		$7,065		$6,709	$8,537
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.15%	1.21	%(F)	2.06	%(G)	1.72%		1.73%	1.67%
Including waiver and/or reimbursement and recapture	1.10%	1.10	%(F)	1.17	%(G)(H)	1.11	%(H)(I)	1.10%	1.10%
Net investment income (loss) to average net assets	(0.07)%	0.36%		0.06	%(G)	0.67%		0.73%	0.73%
Portfolio turnover rate	168%	84%		35	%(E)	89%		133%	18%

(A)	Transamerica Partners Institutional Small Value reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Small Value, which was the accounting and performance survivor of the reorganization.
(B)	Effective April 21, 2017, the Fund underwent a 2.16-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class R6
	October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.81		$12.10		$11.20

Investment operations:
Net investment income (loss) (B)	0.03		0.07		0.00	(C)
Net realized and unrealized gain (loss)	0.12		(0.84)		0.90
Total investment operations	0.15		(0.77)		0.90

Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.05)		—
Net realized gains	(0.87)		(0.47)		—
Total dividends and/or distributions to shareholders	(0.96)		(0.52)		—

Net asset value, end of period/year	$10.00		$10.81		$12.10
Total return	2.84%		(6.85)%		7.93	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$58		$57		$61
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%		0.95	%(E)	0.93	%(F)
Including waiver and/or reimbursement and recapture	0.90	%(G)	0.86	%(E)	0.93	%(F)
Net investment income (loss) to average net assets	0.35%		0.57%		0.55	%(F)
Portfolio turnover rate	168%		84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class A
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$26.61	$29.46	$25.09	$26.18		$28.88

Investment operations:
Net investment income (loss) (A)	0.13	0.14	0.03	0.24	(B)	0.05
Net realized and unrealized gain (loss)	1.41	0.61	5.92	0.87		0.04
Total investment operations	1.54	0.75	5.95	1.11		0.09

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.06)	(0.22)	(0.03)		(0.03)
Net realized gains	(2.56)	(3.54)	(1.36)	(2.17)		(2.76)
Total dividends and/or distributions to shareholders	(2.70)	(3.60)	(1.58)	(2.20)		(2.79)

Net asset value, end of year	$25.45	$26.61	$29.46	$25.09		$26.18
Total return (C)	7.63%	2.25%	24.23%	4.69%		0.17%

Ratio and supplemental data:
Net assets end of year (000’s)	$349,550	$357,948	$362,890	$338,577		$400,506
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.31%	1.29%	1.28%	1.34%		1.31%
Including waiver and/or reimbursement and recapture	1.31%	1.29%	1.28%	1.33	%(B)	1.31%
Net investment income (loss) to average net assets	0.54%	0.49%	0.09%	0.99	%(B)	0.20%
Portfolio turnover rate	60%	61%	104%	74%		68%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$23.05	$26.07	$22.37	$23.70		$26.54

Investment operations:
Net investment income (loss) (A)	(0.02)	(0.03)	(0.15)	0.07	(B)	(0.12)
Net realized and unrealized gain (loss)	1.15	0.55	5.28	0.77		0.04
Total investment operations	1.13	0.52	5.13	0.84		(0.08)

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.07)	—		—
Net realized gains	(2.56)	(3.54)	(1.36)	(2.17)		(2.76)
Total dividends and/or distributions to shareholders	(2.56)	(3.54)	(1.43)	(2.17)		(2.76)

Net asset value, end of year	$21.62	$23.05	$26.07	$22.37		$23.70
Total return (C)	6.85%	1.60%	23.43%	3.99%		(0.53)%

Ratio and supplemental data:
Net assets end of year (000’s)	$116,291	$165,647	$241,737	$237,404		$278,388
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.00%	1.96%	1.95%	2.02%		1.98%
Including waiver and/or reimbursement and recapture	2.00%	1.96%	1.95%	2.01	%(B)	1.98%
Net investment income (loss) to average net assets	(0.09)%	(0.11)%	(0.59)%	0.31	%(B)	(0.47)%
Portfolio turnover rate	60%	61%	104%	74%		68%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$27.56	$30.40	$25.84	$26.91		$29.63

Investment operations:
Net investment income (loss) (A)	0.23	0.24	0.10	0.34	(B)	0.16
Net realized and unrealized gain (loss)	1.46	0.63	6.14	0.89		0.03
Total investment operations	1.69	0.87	6.24	1.23		0.19

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.17)	(0.32)	(0.13)		(0.15)
Net realized gains	(2.56)	(3.54)	(1.36)	(2.17)		(2.76)
Total dividends and/or distributions to shareholders	(2.79)	(3.71)	(1.68)	(2.30)		(2.91)

Net asset value, end of year	$26.46	$27.56	$30.40	$25.84		$26.91
Total return	8.03%	2.60%	24.68%	5.06%		0.51%

Ratio and supplemental data:
Net assets end of year (000’s)	$296,684	$270,188	$242,460	$158,538		$188,583
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.94%	0.94%	0.98%		0.95%
Including waiver and/or reimbursement and recapture	0.95%	0.94%	0.94%	0.97	%(B)	0.95%
Net investment income (loss) to average net assets	0.90%	0.82%	0.35%	1.35	%(B)	0.57%
Portfolio turnover rate	60%	61%	104%	74%		68%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$27.62	$30.45	$25.88	$26.95		$29.68

Investment operations:
Net investment income (loss) (A)	0.26	0.27	0.15	0.36	(B)	0.18
Net realized and unrealized gain (loss)	1.46	0.63	6.12	0.90		0.03
Total investment operations	1.72	0.90	6.27	1.26		0.21

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.19)	(0.34)	(0.16)		(0.18)
Net realized gains	(2.56)	(3.54)	(1.36)	(2.17)		(2.76)
Total dividends and/or distributions to shareholders	(2.82)	(3.73)	(1.70)	(2.33)		(2.94)

Net asset value, end of year	$26.52	$27.62	$30.45	$25.88		$26.95
Total return	8.14%	2.72%	24.80%	5.18%		0.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$20,641	$19,429	$20,628	$18,082		$19,012
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.84%	0.84%	0.88%		0.86%
Including waiver and/or reimbursement and recapture	0.85%	0.84%	0.84%	0.87	%(B)	0.86%
Net investment income (loss) to average net assets	1.01%	0.95%	0.51%	1.46	%(B)	0.66%
Portfolio turnover rate	60%	61%	104%	74%		68%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Small/Mid Cap Value
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$27.74	$30.56	$25.97	$26.95		$28.36

Investment operations:
Net investment income (loss) (B)	0.20	0.18	0.10	0.44	(C)	0.05
Net realized and unrealized gain (loss)	1.52	0.74	6.19	0.82		(1.46	)(D)
Total investment operations	1.72	0.92	6.29	1.26		(1.41)

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.20)	(0.34)	(0.07)		—
Net realized gains	(2.56)	(3.54)	(1.36)	(2.17)		—
Total dividends and/or distributions to shareholders	(2.82)	(3.74)	(1.70)	(2.24)		—

Net asset value, end of period/year	$26.64	$27.74	$30.56	$25.97		$26.95
Total return	8.11%	2.75%	24.79%	5.18%		(4.97	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$48,043	$11,822	$3,961	$941		$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.84%	0.84%	0.88%		0.86	%(F)
Including waiver and/or reimbursement and recapture	0.85%	0.84%	0.84%	0.86	%(C)	0.86	%(F)
Net investment income (loss) to average net assets	0.80%	0.62%	0.33%	1.72	%(C)	0.43	%(F)
Portfolio turnover rate	60%	61%	104%	74%		68%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Unconstrained Bond
	Class I
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.85		$10.23		$9.92	$9.83		$10.00

Investment operations:
Net investment income (loss) (B)	0.41		0.37		0.22	0.42	(C)	0.27
Net realized and unrealized gain (loss)	0.00	(D)(E)	(0.38)		0.38	0.04		(0.18)
Total investment operations	0.41		(0.01)		0.60	0.46		0.09

Dividends and/or distributions to shareholders:
Net investment income	(0.36)		(0.33)		(0.29)	(0.37)		(0.26)
Net realized gains	—		(0.00	)(F)	—	—		—
Return of capital	(0.05)		(0.04)		—	—		—
Total dividends and/or distributions to shareholders	(0.41)		(0.37)		(0.29)	(0.37)		(0.26)

Net asset value, end of period/year	$9.85		$9.85		$10.23	$9.92		$9.83
Total return	4.23%		(0.14)%		6.07%	4.86%		0.95	%(G)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$869		$1,817		$2,110	$287		$288
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83	%(H)	0.87	%(H)	0.91%	0.95%		1.05	%(I)
Including waiver and/or reimbursement and recapture	0.83	%(H)(J)	0.87	%(H)(J)	0.93%	0.95	%(C)(H)	0.95	%(I)
Net investment income (loss) to average net assets	4.22%		3.62%		2.18%	4.33	%(C)	3.03	%(I)
Portfolio turnover rate	87%		72%		87%	141%		95	%(G)

(A)	Commenced operations on December 8, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying investments in which the Fund invests.
(I)	Annualized.
(J)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Unconstrained Bond
	Class I2
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.81		$10.20		$9.91	$9.83		$10.00

Investment operations:
Net investment income (loss) (B)	0.42		0.40		0.27	0.43	(C)	0.27
Net realized and unrealized gain (loss)	0.02	(D)	(0.41)		0.35	0.03		(0.17)
Total investment operations	0.44		(0.01)		0.62	0.46		0.10

Dividends and/or distributions to shareholders:
Net investment income	(0.37)		(0.34)		(0.33)	(0.38)		(0.27)
Net realized gains	—		(0.00	)(E)	—	—		—
Return of capital	(0.05)		(0.04)		—	—		—
Total dividends and/or distributions to shareholders	(0.42)		(0.38)		(0.33)	(0.38)		(0.27)

Net asset value, end of period/year	$9.83		$9.81		$10.20	$9.91		$9.83
Total return	4.54%		(0.10)%		6.32%	4.87%		0.99	%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$993,309		$709,125		$266,887	$219,009		$202,883
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73	%(G)	0.78	%(G)	0.81%	0.84%		0.94	%(H)
Including waiver and/or reimbursement and recapture	0.73	%(G)(I)	0.78	%(G)(I)	0.81%	0.84	%(C)	0.94	%(H)
Net investment income (loss) to average net assets	4.25%		3.97%		2.70%	4.40	%(C)	3.04	%(H)
Portfolio turnover rate	87%		72%		87%	141%		95	%(F)

(A)	Commenced operations on December 8, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying investments in which the Fund invests.
(H)	Annualized.
(I)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
Class A
October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015
Net asset value, beginning of year	$20.92	$20.75	$16.87	$17.45	$19.22

Investment operations:
Net investment income (loss) (A)	(0.06)	(0.07)	0.01	0.00	(B)(C)	0.00	(C)
Net realized and unrealized gain (loss)	3.44	2.36	4.25	(0.17)	1.95
Total investment operations	3.38	2.29	4.26	(0.17)	1.95

Dividends and/or distributions to shareholders:
Net investment income	—	(0.00	)(C)	(0.01)	(0.00	)(C)	(0.02)
Net realized gains	(2.14)	(2.12)	(0.37)	(0.41)	(3.70)
Total dividends and/or distributions to shareholders	(2.14)	(2.12)	(0.38)	(0.41)	(3.72)

Net asset value, end of year	$22.16	$20.92	$20.75	$16.87	$17.45
Total return (D)	19.17%	11.74%	25.76%	(0.95)%	11.59%

Ratio and supplemental data:
Net assets end of year (000’s)	$661,541	$550,529	$500,587	$432,130	$470,702
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.16%	1.16%	1.18%	1.20%	1.19%
Including waiver and/or reimbursement and recapture	1.16%	1.16%	1.18%	1.18	%(B)	1.19%
Net investment income (loss) to average net assets	(0.32)%	(0.35)%	0.07%	0.03	%(B)	0.01%
Portfolio turnover rate	37%	27%	35%	34%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class C
	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015
Net asset value, beginning of year	$19.63	$19.75	$16.18		$16.89		$18.82

Investment operations:
Net investment income (loss) (A)	(0.21)	(0.22)	(0.13)		(0.12	)(B)	(0.13)
Net realized and unrealized gain (loss)	3.19	2.22	4.07		(0.18)		1.90
Total investment operations	2.98	2.00	3.94		(0.30)		1.77

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.00	)(C)	—		—
Net realized gains	(2.14)	(2.12)	(0.37)		(0.41)		(3.70)
Total dividends and/or distributions to shareholders	(2.14)	(2.12)	(0.37)		(0.41)		(3.70)

Net asset value, end of year	$20.47	$19.63	$19.75		$16.18		$16.89
Total return (D)	18.30%	10.78%	24.84%		(1.77)%		10.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$18,378	$13,930	$48,087		$44,877		$53,482
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.93%	1.96%	1.97%		1.99%		1.98%
Including waiver and/or reimbursement and recapture	1.93%	1.96%	1.97%		1.97	%(B)	1.98%
Net investment income (loss) to average net assets	(1.09)%	(1.09)%	(0.72)%		(0.76	)%(B)	(0.78)%
Portfolio turnover rate	37%	27%	35%		34%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$21.31	$21.11	$17.15	$17.74		$19.49

Investment operations:
Net investment income (loss) (A)	(0.01)	(0.01)	0.07	0.06	(B)	0.06
Net realized and unrealized gain (loss)	3.54	2.39	4.33	(0.18)		1.98
Total investment operations	3.53	2.38	4.40	(0.12)		2.04

Dividends and/or distributions to shareholders:
Net investment income	—	(0.06)	(0.07)	(0.06)		(0.09)
Net realized gains	(2.14)	(2.12)	(0.37)	(0.41)		(3.70)
Total dividends and/or distributions to shareholders	(2.14)	(2.18)	(0.44)	(0.47)		(3.79)

Net asset value, end of year	$22.70	$21.31	$21.11	$17.15		$17.74
Total return	19.56%	12.01%	26.21%	(0.67)%		11.96%

Ratio and supplemental data:
Net assets end of year (000’s)	$266,730	$186,752	$183,788	$160,628		$182,714
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.87%	0.88%	0.87%		0.86%
Including waiver and/or reimbursement and recapture	0.86%	0.87%	0.88%	0.85	%(B)	0.86%
Net investment income (loss) to average net assets	(0.03)%	(0.06)%	0.37%	0.35	%(B)	0.34%
Portfolio turnover rate	37%	27%	35%	34%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I2
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$21.27	$21.07	$17.13	$17.72		$19.48

Investment operations:
Net investment income (loss) (A)	0.01	0.02	0.09	0.08	(B)	0.08
Net realized and unrealized gain (loss)	3.54	2.39	4.31	(0.18)		1.98
Total investment operations	3.55	2.41	4.40	(0.10)		2.06

Dividends and/or distributions to shareholders:
Net investment income	—	(0.09)	(0.09)	(0.08)		(0.12)
Net realized gains	(2.14)	(2.12)	(0.37)	(0.41)		(3.70)
Total dividends and/or distributions to shareholders	(2.14)	(2.21)	(0.46)	(0.49)		(3.82)

Net asset value, end of year	$22.68	$21.27	$21.07	$17.13		$17.72
Total return	19.70%	12.18%	26.29%	(0.53)%		12.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$491,921	$190,514	$230,952	$258,722		$361,470
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.75%	0.75%	0.74%		0.73%
Including waiver and/or reimbursement and recapture	0.74%	0.75%	0.75%	0.72	%(B)	0.73%
Net investment income (loss) to average net assets	0.07%	0.08%	0.50%	0.48	%(B)	0.47%
Portfolio turnover rate	37%	27%	35%	34%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
Class T
October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015
Net asset value, beginning of year	$56.19	$52.20	$41.76	$42.47	$41.55

Investment operations:
Net investment income (loss) (A)	0.02	0.00	(B)	0.20	0.17	(C)	0.16
Net realized and unrealized gain (loss)	10.37	6.16	10.66	(0.43)	4.54
Total investment operations	10.39	6.16	10.86	(0.26)	4.70

Dividends and/or distributions to shareholders:
Net investment income	—	(0.05)	(0.05)	(0.04)	(0.08)
Net realized gains	(2.14)	(2.12)	(0.37)	(0.41)	(3.70)
Total dividends and/or distributions to shareholders	(2.14)	(2.17)	(0.42)	(0.45)	(3.78)

Net asset value, end of year	$64.44	$56.19	$52.20	$41.76	$42.47
Total return (D)	19.63%	12.10%	26.24%	(0.59)%	12.01%

Ratios and supplemental data:
Net assets end of year (000’s)	$125,598	$113,486	$109,183	$94,877	$105,379
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80%	0.81%	0.82%	0.82%	0.82%
Including waiver and/or reimbursement and recapture	0.80%	0.81%	0.82%	0.80	%(C)	0.82%
Net investment income (loss) to average net assets	0.04%	0.02%	0.43%	0.40	%(C)	0.38%
Portfolio turnover rate	37%	27%	35%	34%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS

At October 31, 2019

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
Transamerica Balanced II (“Balanced II”)	I3,R
Transamerica Bond (“Bond”) (A) (B)	A,C,I,I2,R6
Transamerica Capital Growth (“Capital Growth”) (A) (B) (C) (D) (E)	A,C,I,I2,R6
Transamerica Dividend Focused (“Dividend Focused”) (A) (C)	A,C,I,I2,R6
Transamerica Dynamic Allocation (“Dynamic Allocation”) (A)	A,C,I
Transamerica Dynamic Income (“Dynamic Income”) (A) (C)	A,C,I
Transamerica Emerging Markets Debt (“Emerging Markets Debt”) (A) (C)	A,C,I,I2,R6
Transamerica Emerging Markets Equity (“Emerging Markets Equity”) (A) (C)	A,C,I,I2
Transamerica Event Driven (“Event Driven”) (C)	I,I2
Transamerica Floating Rate (“Floating Rate”) (A)	A,C,I,I2
Transamerica Global Equity (“Global Equity”) (A) (B) (C)	A,C,I,R6
Transamerica Government Money Market (“Government Money Market”) (B)	A,C,I,I2,I3,R2,R4
Transamerica High Quality Bond (“‘High Quality Bond”)	I3,R,R4
Transamerica High Yield Bond (“High Yield Bond”) (A) (B) (C)	A,C,I,I2,I3,R,R4,R6
Transamerica High Yield Muni (“High Yield Muni”) (A)	A,C,I,I2
Transamerica Inflation Opportunities (“Inflation Opportunities”) (A)	A,C,I,I2,R6
Transamerica Inflation-Protected Securities (“Inflation-Protected Securities”)	I3,R,R4
Transamerica Intermediate Bond (“Intermediate Bond”)	I2,I3,R,R4
Transamerica Intermediate Muni (“Intermediate Muni”) (A) (C)	A,C,I,I2
Transamerica International Equity (“International Equity”) (A) (C)	A,C,I,I2,I3,R,R4,R6
Transamerica International Growth (“International Growth”)	A,I,I2,R6
Transamerica International Small Cap Value (“International Small Cap Value”)	I,I2
Transamerica International Stock (“International Stock”)	A,I,I2,R6
Transamerica Large Cap Value (“Large Cap Value”) (A) (C)	A,C,I,I2,R6
Transamerica Large Core (“Large Core”)	I3,R,R4
Transamerica Large Growth (“Large Growth”)	I3,R,R4
Transamerica Large Value Opportunities (“Large Value Opportunities”)	I3,R,R4
Transamerica Mid Cap Growth (“Mid Cap Growth”) (A) (C)	A,C,I,I2,I3,R,R4
Transamerica Mid Cap Value Opportunities (“Mid Cap Value Opportunities”) (A) (C)	A,C,I,I2,I3,R,R4,R6
Transamerica MLP & Energy Income (“MLP & Energy Income”) (A) (C)	A,C,I,I2
Transamerica Multi-Asset Income (“Multi-Asset Income”) (A) (C) (F)	A,C,I,I2
Transamerica Multi-Managed Balanced (“Multi-Managed Balanced”) (A) (B) (C)	A,C,I,R6
Transamerica Short-Term Bond (“Short-Term Bond”) (A) (C)	A,C,I,I2,R6
Transamerica Small Cap Core (“Small Cap Core”) (A) (C)	A,C,I,I2,I3,R,R4
Transamerica Small Cap Growth (“Small Cap Growth”) (A) (C)	A,C,I,I2,I3,R,R4,R6
Transamerica Small Cap Value (“Small Cap Value”) (A) (C)	A,C,I,I2,I3,R,R4,R6
Transamerica Small/Mid Cap Value (“Small/Mid Cap Value”) (A) (B) (C)	A,C,I,I2,R6
Transamerica Unconstrained Bond (“Unconstrained Bond”) (C)	I,I2
Transamerica US Growth (“US Growth”) (A) (B) (C) (G)	A,C,I,I2,T

(A)	The T1 class ceased operations on February 15, 2019.
(B)	The B class ceased operations on May 6, 2019.
(C)	The Advisor class ceased operations on February 15, 2019.
(D)	Transamerica Growth reorganized into Capital Growth on October 18, 2019.
(E)	The R6 class launched on October 18, 2019.
(F)	Formerly, Transamerica Strategic High Income.
(G)	Transamerica Multi-Cap Growth and Transamerica Concentrated Growth reorganized into US Growth on August 2, 2019 and October 18, 2019, respectively.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective May 6, 2019, Class B shares automatically converted to Class A shares. Class B shares are no longer available to existing investors except for exchanges, and dividend and capital gains reinvestment. Effective September 16, 2018, Class C shares will convert to Class A shares ten years from the date of purchase.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

1. ORGANIZATION (continued)

Emerging Markets Debt, Event Driven, High Yield Muni and MLP & Energy Income are “non-diversified” Funds, as defined under the 1940 Act.

This report must be accompanied or preceded by each Funds’ current prospectus, which contains additional information about the Funds, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subject to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate. Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions, paid by the Funds, be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statements of Operations. For the year ended October 31, 2019, commissions recaptured are as follows. Funds not listed in the subsequent table do not have any commissions recaptured during the year.

Fund	Commissions Recaptured
Dividend Focused	$22,865
Emerging Markets Equity	438,784
International Equity	150,710
International Small Cap Value	17,247
International Stock	701
Large Cap Value	12,559
Large Core	9,660
Large Growth	12,124
Large Value Opportunities	52
Mid Cap Growth	212
Mid Cap Value Opportunities	122,963

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund	Commissions Recaptured
Multi-Asset Income	$4,439
Multi-Managed Balanced	9,602
Small Cap Growth	19,768
Small Cap Value	89,239
Small/Mid Cap Value	56,379
US Growth	2,996

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the year, little or no illiquid investments, and little or no investments classified as Level 3 of the fair value hierarchy in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared for Event Driven using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2019, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV of the underlying Funds as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying funds and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

3. SECURITY VALUATION (continued)

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: A Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Government Money Market values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

4. SECURITIES AND OTHER INVESTMENTS (continued)

demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Each Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Funds that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Funds have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Unfunded commitments represent the remaining obligation of the Funds to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked-to-market and any unrealized appreciation (depreciation) are recorded within the Statements of Assets and Liabilities. Funds not listed in the subsequent table do not have any unfunded commitments during the year.

Fund	Principal Commitment	Unrealized Appreciation (Depreciation)
Floating Rate
Mavis Tire Express Services Corp., Delayed Draw Term Loan	$60,216	$(3,336)
Safety Products/JHC Acquisition Corp., Delayed Draw Term Loan	105,435	(2,220)
United PF Holdings, LLC, Delayed Draw Term Loan	76,007	(382)
Total	$241,658	$(5,938)

Unconstrained Bond
Mavis Tire Express Services Corp., Delayed Draw Term Loan	$84,919	$(4,265)
Total	$84,919	$(4,265)

Open secured loan participations and assignments at October 31, 2019, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statements of Assets and Liabilities.

PIKs held at October 31, 2019, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2019, if any, are identified within the Schedule of Investments.

Restricted securities: The Funds may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2019, if any, are identified within the Schedule of Investments.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

4. SECURITIES AND OTHER INVESTMENTS (continued)

Treasury inflation-protected securities (“TIPS”): Certain Funds may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at October 31, 2019, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statements of Operations, with a corresponding adjustment to Investments, at cost within the Statements of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2019, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2019, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2019.

Repurchase agreements at October 31, 2019, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statements of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at October 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statements of Assets and Liabilities.

Short sales: A short sale is a transaction in which the Funds sell securities they do not own, but have borrowed, in anticipation of a decline in the fair market value of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.

The Funds investing in short sales are liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Statements of Assets and Liabilities. The Funds also bear other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations.

Open short sale transactions at October 31, 2019, if any, are included within the Schedule of Investments and are reflected in Securities sold short, at value within the Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019. Funds not listed in the subsequent table have not entered into secured borrowing transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Balanced II
Securities Lending Transactions
Common Stocks	$177,410	$—	$—	$—	$177,410
Corporate Debt Securities	307,068	—	—	—	307,068
Total Securities Lending Transactions	$484,478	$—	$—	$—	$484,478
Total Borrowings	$484,478	$—	$—	$—	$484,478

Bond
Securities Lending Transactions
Corporate Debt Securities	$16,231,037	$—	$—	$—	$16,231,037
Foreign Government Obligations	174,491	—	—	—	174,491
Total Securities Lending Transactions	$16,405,528	$—	$—	$—	$16,405,528
Total Borrowings	$16,405,528	$—	$—	$—	$16,405,528

Capital Growth
Securities Lending Transactions
Common Stocks	$196,403,325	$—	$—	$—	$196,403,325
Total Borrowings	$196,403,325	$—	$—	$—	$196,403,325

Dynamic Allocation
Securities Lending Transactions
Exchange-Traded Funds	$3,945,304	$—	$—	$—	$3,945,304
Total Borrowings	$3,945,304	$—	$—	$—	$3,945,304

Dynamic Income
Securities Lending Transactions
Exchange-Traded Funds	$13,816,208	$—	$—	$—	$13,816,208
Total Borrowings	$13,816,208	$—	$—	$—	$13,816,208

Emerging Markets Debt
Securities Lending Transactions
Corporate Debt Securities	$16,911,847	$—	$—	$—	$16,911,847
Foreign Government Obligations	12,339,039	—	—	—	12,339,039
Total Securities Lending Transactions	$29,250,886	$—	$—	$—	$29,250,886
Total Borrowings	$29,250,886	$—	$—	$—	$29,250,886

Emerging Markets Equity
Securities Lending Transactions
Common Stocks	$2,035,216	$—	$—	$—	$2,035,216
Exchange-Traded Funds	3,590,347	—	—	—	3,590,347
Total Securities Lending Transactions	$5,625,563	$—	$—	$—	$5,625,563
Total Borrowings	$5,625,563	$—	$—	$—	$5,625,563

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Event Driven
Securities Lending Transactions
Common Stocks	$806,189	$—	$—	$—	$806,189
Convertible Bonds	2,065,545	—	—	—	2,065,545
Total Securities Lending Transactions	$2,871,734	$—	$—	$—	$2,871,734
Total Borrowings	$2,871,734	$—	$—	$—	$2,871,734

Floating Rate
Securities Lending Transactions
Corporate Debt Securities	$383,725	$—	$—	$—	$383,725
Total Borrowings	$383,725	$—	$—	$—	$383,725

Global Equity
Securities Lending Transactions
Common Stocks	$739,156	$—	$—	$—	$739,156
Total Borrowings	$739,156	$—	$—	$—	$739,156

High Quality Bond
Securities Lending Transactions
Corporate Debt Securities	$2,121,775	$—	$—	$—	$2,121,775
Total Borrowings	$2,121,775	$—	$—	$—	$2,121,775

High Yield Bond
Securities Lending Transactions
Corporate Debt Securities	$60,263,098	$—	$—	$—	$60,263,098
Total Borrowings	$60,263,098	$—	$—	$—	$60,263,098

High Yield Muni
Securities Lending Transactions
Investment Companies	$40,425	$—	$—	$—	$40,425
Total Borrowings	$40,425	$—	$—	$—	$40,425

Inflation Opportunities
Securities Lending Transactions
Corporate Debt Securities	$720,025	$—	$—	$—	$720,025
Total Borrowings	$720,025	$—	$—	$—	$720,025

Inflation-Protected Securities
Securities Lending Transactions
Corporate Debt Securities	$277,025	$—	$—	$—	$277,025
Total Borrowings	$277,025	$—	$—	$—	$277,025

Intermediate Bond
Securities Lending Transactions
Corporate Debt Securities	$4,902,437	$—	$—	$—	$4,902,437
Foreign Government Obligations	806,315	—	—	—	806,315
U.S. Government Obligations	2,855,433	—	—	—	2,855,433
Total Securities Lending Transactions	$8,564,185	$—	$—	$—	$8,564,185
Total Borrowings	$8,564,185	$—	$—	$—	$8,564,185

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
International Equity
Securities Lending Transactions
Common Stocks	$51,544,974	$—	$—	$—	$51,544,974
Total Borrowings	$51,544,974	$—	$—	$—	$51,544,974

International Growth
Securities Lending Transactions
Common Stocks	$34,664,394	$—	$—	$—	$34,664,394
Total Borrowings	$34,664,394	$—	$—	$—	$34,664,394

International Small Cap Value
Securities Lending Transactions
Common Stocks	$6,052,945	$—	$—	$—	$6,052,945
Total Borrowings	$6,052,945	$—	$—	$—	$6,052,945

International Stock
Securities Lending Transactions
Common Stocks	$204,233	$—	$—	$—	$204,233
Total Borrowings	$204,233	$—	$—	$—	$204,233

Large Cap Value
Securities Lending Transactions
Common Stocks	$50,129,738	$—	$—	$—	$50,129,738
Total Borrowings	$50,129,738	$—	$—	$—	$50,129,738

Large Core
Securities Lending Transactions
Common Stocks	$440,820	$—	$—	$—	$440,820
Total Borrowings	$440,820	$—	$—	$—	$440,820

Large Growth
Securities Lending Transactions
Common Stocks	$1,854,506	$—	$—	$—	$1,854,506
Total Borrowings	$1,854,506	$—	$—	$—	$1,854,506

Large Value Opportunities
Securities Lending Transactions
Common Stocks	$567,241	$—	$—	$—	$567,241
Exchange-Traded Funds	271,286	—	—	—	271,286
Total Securities Lending Transactions	$838,527	$—	$—	$—	$838,527
Total Borrowings	$838,527	$—	$—	$—	$838,527

Mid Cap Growth
Securities Lending Transactions
Common Stocks	$4,430,555	$—	$—	$—	$4,430,555
Total Borrowings	$4,430,555	$—	$—	$—	$4,430,555

MLP & Energy Income
Securities Lending Transactions
Common Stocks	$12,873,073	$—	$—	$—	$12,873,073
Total Borrowings	$12,873,073	$—	$—	$—	$12,873,073

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Multi-Asset Income
Securities Lending Transactions
Common Stocks	$1,675,986	$—	$—	$—	$1,675,986
Preferred Stocks	1,193,284	—	—	—	1,193,284
Corporate Debt Securities	4,347,586	—	—	—	4,347,586
Total Securities Lending Transactions	$7,216,856	$—	$—	$—	$7,216,856
Total Borrowings	$7,216,856	$—	$—	$—	$7,216,856

Multi-Managed Balanced
Securities Lending Transactions
Common Stocks	$1,829,950	$—	$—	$—	$1,829,950
Corporate Debt Securities	2,205,153	—	—	—	2,205,153
Foreign Government Obligations	241,167	—	—	—	241,167
Total Securities Lending Transactions	$4,276,270	$—	$—	$—	$4,276,270
Total Borrowings	$4,276,270	$—	$—	$—	$4,276,270

Short-Term Bond
Securities Lending Transactions
Corporate Debt Securities	$5,790,085	$—	$—	$—	$5,790,085
Total Borrowings	$5,790,085	$—	$—	$—	$5,790,085

Small Cap Core
Securities Lending Transactions
Common Stocks	$12,994,028	$—	$—	$—	$12,994,028
Total Borrowings	$12,994,028	$—	$—	$—	$12,994,028

Small Cap Growth
Securities Lending Transactions
Common Stocks	$8,254,865	$—	$—	$—	$8,254,865
Total Borrowings	$8,254,865	$—	$—	$—	$8,254,865

Small Cap Value
Securities Lending Transactions
Common Stocks	$5,132,260	$—	$—	$—	$5,132,260
Total Borrowings	$5,132,260	$—	$—	$—	$5,132,260

Small/Mid Cap Value
Securities Lending Transactions
Common Stocks	$9,495,506	$—	$—	$—	$9,495,506
Total Borrowings	$9,495,506	$—	$—	$—	$9,495,506

Unconstrained Bond
Securities Lending Transactions
Corporate Debt Securities	$14,453,169	$—	$—	$—	$14,453,169
Preferred Stocks	1,493,564	—	—	—	1,493,564
Total Securities Lending Transactions	$15,946,733	$—	$—	$—	$15,946,733
Total Borrowings	$15,946,733	$—	$—	$—	$15,946,733

US Growth
Securities Lending Transactions
Common Stocks	$6,596,931	$—	$—	$—	$6,596,931
Total Borrowings	$6,596,931	$—	$—	$—	$6,596,931

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of High Yield Bond and Government Money Market, may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Funds may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Funds the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on foreign currency: The Funds may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on indices: The Funds may purchase or write options on indices. Purchasing or writing an option on indices gives the Funds the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Funds may purchase or write options on futures. Purchasing or writing options on futures gives the Funds the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Interest rate swaptions: The Funds may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included within the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability within the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

Open option contracts at October 31, 2019, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statements of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statements of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Funds, with the exception of Government Money Market, may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments, as well as any periodic payments received or paid by the Fund, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statements of Operations.

Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Funds enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Funds with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Total return swap agreements: The Funds are subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing their investment objectives. The value of the commodity-linked investments held by the Funds can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting a Fund’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements and open OTC swap agreements at October 31, 2019, if any, are listed within the Schedule of Investments.

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds, with the exception of Government Money Market, may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Additionally, Bond utilizes forward foreign currency contracts for speculative purposes. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statements of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statements of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2019, if any, are listed within the Schedule of Investments.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2019. Funds not listed in the subsequent tables do not have direct exposure to derivative investments during the year.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$3,426	$—	$—	$3,426
Total	$—	$—	$3,426	$—	$—	$3,426

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Capital Growth
Purchased Options and swaptions:
Investments, at value (A)	$—	$1,576,887	$—	$—	$—	$1,576,887
Total	$—	$1,576,887	$—	$—	$—	$1,576,887

Dynamic Allocation
Purchased Options and swaptions:
Investments, at value (A)	$—	$—	$125,818	$—	$—	$125,818
Total	$—	$—	$125,818	$—	$—	$125,818

Emerging Markets Debt
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$1,188,701	$—	$—	$—	$1,188,701
Total	$—	$1,188,701	$—	$—	$—	$1,188,701

Event Driven
Purchased Options and swaptions:
Investments, at value (A)	$—	$—	$36,000	$—	$—	$36,000
OTC Swaps:
OTC swap agreements, at value	130,643	—	—	—	—	130,643
Total	$130,643	$—	$36,000	$—	$—	$166,643

Inflation Opportunities
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$15,181	$—	$—	$—	$15,181
Total	$—	$15,181	$—	$—	$—	$15,181

Inflation-Protected Securities
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$14,232	$—	$—	$—	$14,232
Total	$—	$14,232	$—	$—	$—	$14,232

Multi-Managed Balanced
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$214,196	$—	$—	$214,196
Total	$—	$—	$214,196	$—	$—	$214,196

Unconstrained Bond
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$1,082,805	$—	$—	$—	$—	$1,082,805
Total	$1,082,805	$—	$—	$—	$—	$1,082,805

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Emerging Markets Debt
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(208,739)	$—	$—	$—	$(208,739)
Total	$—	$(208,739)	$—	$—	$—	$(208,739)

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Event Driven
Written Options and swaptions:
Written options and swaptions, at value (A)	$—	$—	$(600)	$—	$—	$(600)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	—	—	(97,980)	—	—	(97,980)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(28,013)	—	—	—	(28,013)
Total	$—	$(28,013)	$(98,580)	$—	$—	$(126,593)

Inflation Opportunities
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(576,039)	$—	$—	$—	$(576,039)
Total	$—	$(576,039)	$—	$—	$—	$(576,039)

Inflation-Protected Securities
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(155,253)	$—	$—	$—	$(155,253)
Total	$—	$(155,253)	$—	$—	$—	$(155,253)

Unconstrained Bond
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	(745,185)	$—	$—	$—	$(745,185)
Total	$—	$(745,185)	$—	$—	$—	$(745,185)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of October 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts	$—	$—	$108,791	$—	$—	$108,791
Total	$—	$—	$108,791	$—	$—	$108,791

Capital Growth
Purchased options and swaptions (A)	$—	$(4,381,852)	$—	$—	$—	$(4,381,852)
Total	$—	$(4,381,852)	$—	$—	$—	$(4,381,852)

Dynamic Allocation
Purchased options and swaptions (A)	$—	$—	$(144,528)	$—	$—	$(144,528)
Total	$—	$—	$(144,528)	$—	$—	$(144,528)

Emerging Markets Debt
Forward foreign currency contracts	$—	$(1,468,144)	$—	$—	$—	$(1,468,144)
Total	$—	$(1,468,144)	$—	$—	$—	$(1,468,144)

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Event Driven
Purchased options and swaptions (A)	$—	$—	$(447,016)	$—	$—	$(447,016)
Written options and swaptions	—	—	210,287	—	—	210,287
Swap agreements	207,702	—	—	—	—	207,702
Futures contracts	(63,741)	—	(971,876)	—	—	(1,035,617)
Forward foreign currency contracts	—	94,846	—	—	—	94,846
Total	$143,961	$94,846	$(1,208,605)	$—	$—	$(969,798)

Inflation Opportunities
Forward foreign currency contracts	$—	$1,371,161	$—	$—	$—	$1,371,161
Total	$—	$1,371,161	$—	$—	$—	$1,371,161

Inflation-Protected Securities
Forward foreign currency contracts	$—	$626,603	$—	$—	$—	$626,603
Total	$—	$626,603	$—	$—	$—	$626,603

Multi-Managed Balanced
Futures contracts	$—	$—	$663,802	$—	$—	$663,802
Total	$—	$—	$663,802	$—	$—	$663,802

Unconstrained Bond
Futures contracts	$(12,744,358)	$—	$—	$—	$—	$(12,744,358)
Forward foreign currency contracts	—	(5,233)	—	—	—	(5,233)
Total	$(12,744,358)	$(5,233)	$—	$—	$—	$(12,749,591)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts	$—	$—	$(5,645)	$—	$—	$(5,645)
Total	$—	$—	$(5,645)	$—	$—	$(5,645)

Capital Growth
Purchased options and swaptions (B)	$—	$(2,878,094)	$—	$—	$—	$(2,878,094)
Total	$—	$(2,878,094)	$—	$—	$—	$(2,878,094)

Dynamic Allocation
Purchased options and swaptions (B)	$—	$—	$(77,661)	$—	$—	$(77,661)
Total	$—	$—	$(77,661)	$—	$—	$(77,661)

Emerging Markets Debt
Forward foreign currency contracts	$—	$1,382,989	$—	$—	$—	$1,382,989
Total	$—	$1,382,989	$—	$—	$—	$1,382,989

Event Driven
Purchased options and swaptions (B)	$—	$—	$(11,307)	$—	$—	$(11,307)
Written options and swaptions	—	—	(5,813)	—	—	(5,813)
Swap agreements	(73,989)	—	—	—	—	(73,989)
Futures contracts	10,073	—	(97,980)	—	—	(87,907)
Forward foreign currency contracts	—	(61,140)	—	—	—	(61,140)
Total	$(63,916)	$(61,140)	$(115,100)	$—	$—	$(240,156)

Inflation Opportunities
Forward foreign currency contracts	$—	$(1,151,958)	$—	$—	$—	$(1,151,958)
Total	$—	$(1,151,958)	$—	$—	$—	$(1,151,958)

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Forward foreign currency contracts	$—	$(416,557)	$—	$—	$—	$(416,557)
Total	$—	$(416,557)	$—	$—	$—	$(416,557)

Multi-Managed Balanced
Futures contracts	$—	$—	$424,563	$—	$—	$424,563
Total	$—	$—	$424,563	$—	$—	$424,563

Unconstrained Bond
Futures contracts	$(503,609)	$—	$—	$—	$—	$(503,609)
Forward foreign currency contracts	—	(987,091)	—	—	—	(987,091)
Total	$(503,609)	$(987,091)	$—	$—	$—	$(1,490,700)

(A)	Included within Net realized gain (loss) on Investments in the Statements of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statements of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2019.

	Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Fund	Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
Balanced II	$—	$—	$—	$—	$—	$888,886	$—	$—	$—	$—
Capital Growth	9,031,515	—	—	—	—	—	—	—	—	—
Dynamic Allocation	—	156,237	—	—	—	—	—	—	—	—
Emerging Markets Debt	—	—	—	—	—	—	—	68,901,591	43,624,773	—
Event Driven	158,352	54,662	(31,925)	(5,819)	4,738,462	—	(4,776,789)	47,726	8,846,296	—
Inflation Opportunities	—	—	—	—	—	—	—	762,114	24,365,215	—
Inflation-Protected Securities	—	—	—	—	—	—	—	1,471,998	14,218,438	—
Multi-Managed Balanced	—	—	—	—	—	5,707,800	—	—	—	—
Unconstrained Bond	—	—	—	—	—	—	(151,978,861)	534,924	25,974,837	—

The applicable Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, a Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by a Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statements of Assets and Liabilities. Cash collateral that has been received by a Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2019. For financial reporting purposes, the Funds do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements. Funds not listed in the subsequent tables do not have master netting agreements for open derivative positions during the year.

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Capital Growth
Royal Bank of Scotland PLC	$1,456,635	$—	$(1,456,635)	$—	$—	$—	$—	$—
Other Derivatives (C)	120,252	—	—	120,252	—	—	—	—

Total	$1,576,887	$—	$(1,456,635)	$120,252	$—	$—	$—	$—

Emerging Markets Debt
Other Derivatives (C)	$1,188,701	$—	$—	$1,188,701	$208,739	$—	$—	$208,739

Total	$1,188,701	$—	$—	$1,188,701	$208,739	$—	$—	$208,739

Event Driven
Citibank, N.A.	$130,643	$—	$—	$130,643	$—	$—	$—	$—
State Street Bank & Trust Co.	—	—	—	—	28,013	—	—	28,013
Other Derivatives (C)	36,000	—	—	36,000	98,580	—	—	98,580

Total	$166,643	$—	$—	$166,643	$126,593	$—	$—	$126,593

Inflation Opportunities
J.P. Morgan Securities LLC	$15,181	$(15,181)	$—	$—	$576,039	$(15,181)	$(560,858)	$—

Total	$15,181	$(15,181)	$—	$—	$576,039	$(15,181)	$(560,858)	$—

Inflation-Protected Securities
J.P. Morgan Securities LLC	$14,232	$(14,232)	$—	$—	$155,253	$(14,232)	$—	$141,021

Total	$14,232	$(14,232)	$—	$—	$155,253	$(14,232)	$—	$141,021

Unconstrained Bond
J.P. Morgan Securities LLC	$—	$—	$—	$—	$745,185	$—	$(745,185)	$—
Other Derivatives (C)	1,082,805	—	—	1,082,805	—	—	—	—

Total	$1,082,805	$—	$—	$1,082,805	$745,185	$—	$(745,185)	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A Fund may be required to establish special custody or other arrangements before investing in emerging market countries. An investment in emerging market securities should be considered speculative.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a Fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels in the U.S., so a Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Government money market fund risk: Government Money Market operates as a “government” money market fund under applicable federal regulations. The Fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Fund will be able to maintain a $1.00 share price. The Fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Fund to impose such fees and gates in the future.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

Inflation-protected security risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. RISK FACTORS (continued)

LIBOR Risk: Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

Master limited partnership (“MLP”) risk: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of a Fund’s investments in such securities may decline if interest rates rise. The value of a Fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.

Mortgage-related and asset-backed security risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund or portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Municipal security risk: The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent a fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, a fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. RISK FACTORS (continued)

A fund may invest in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory. To the extent a fund holds any municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, a fund may lose some or all of the value of those investments.

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When a Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to a Fund.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

With respect to Balanced II, Bond, Floating Rate, High Yield Bond, Intermediate Bond, Multi-Managed Balanced, and Short-Term Bond, TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds. The Funds do pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statements of Operations.

As of October 31, 2019, the investment manager and/or other affiliated investment accounts held balances of each Fund as follows:

Fund	Account Balance	Percentage of Net Assets
Balanced II	$120,673,206	100.00%
Bond	96,683,879	6.90
Capital Growth	309,043,759	15.35
Dividend Focused	405,739,570	76.13
Dynamic Allocation	387,558	2.68
Emerging Markets Debt	129,570,610	21.01
Emerging Markets Equity	777,977,501	94.77
Event Driven	92,163,404	98.13
Floating Rate	76,028,563	34.09

Fund	Account Balance	Percentage of Net Assets
Global Equity	$968,525	0.92%
Government Money Market	1,161,110,059	83.93
High Quality Bond	239,346,020	100.00
High Yield Bond	1,185,020,655	83.36
High Yield Muni	10,923	0.01
Inflation Opportunities	101,091,019	79.28
Inflation-Protected Securities	116,151,947	100.00
Intermediate Bond	2,490,260,544	97.95
Intermediate Muni	10,904	0.00	(A)

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Account Balance	Percentage of Net Assets
International Equity	$2,083,453,668	43.06%
International Growth	1,132,849,779	97.47
International Small Cap Value	450,926,111	79.65
International Stock	69,838,057	89.56
Large Cap Value	1,529,792,555	79.46
Large Core	252,841,570	97.98
Large Growth	781,498,385	98.50
Large Value Opportunities	546,298,827	99.35
Mid Cap Growth	211,402,475	91.77
Mid Cap Value Opportunities	643,781,671	45.00

Fund	Account Balance	Percentage of Net Assets
MLP & Energy Income	$193,297,314	76.98%
Multi-Asset Income	23,470	0.01
Multi-Managed Balanced	8,900,566	0.88
Short-Term Bond	258,627,283	8.48
Small Cap Core	172,448,000	97.88
Small Cap Growth	67,495,966	44.08
Small Cap Value	79,831,361	75.48
Small/Mid Cap Value	32,167,806	3.87
Unconstrained Bond	993,581,809	99.94
US Growth	453,765,230	29.01

(A)	Rounds to less than 0.01%.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Fund	Rate
Balanced II	0.4800%
Bond
First $500 million	0.4100
Over $500 million up to $1 billion	0.3900
Over $1 billion up to $1.5 billion	0.3800
Over $1.5 billion	0.3750
Capital Growth
Effective October 18, 2019
First $1.5 billion	0.7075
Over $1.5 billion up to $3 billion	0.6415
Over $3 billion up to $5 billion	0.6300
Over $5 billion	0.5800
Prior to October 18, 2019
First $500 million	0.8300
Over $500 million	0.7050
Dividend Focused
First $200 million	0.7800
Over $200 million up to $500 million	0.6800
Over $500 million up to $1.5 billion	0.6300
Over $1.5 billion up to $2.5 billion	0.5900
Over $2.5 billion	0.5800
Dynamic Allocation
First $250 million	0.5800
Over $250 million up to $500 million	0.5700
Over $500 million up to $1.5 billion	0.5600
Over $1.5 billion up to $2.5 billion	0.5500
Over $2.5 billion	0.5400
Dynamic Income
First $500 million	0.5000
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $1.5 billion	0.4800
Over $1.5 billion up to $2 billion	0.4700
Over $2 billion up to $2.5 billion	0.4600
Over $2.5 billion	0.4500

Fund	Rate
Emerging Markets Debt
First $400 million	0.6300%
Over $400 million	0.6100
Emerging Markets Equity
First $250 million	0.9500
Over $250 million up to $500 million	0.9100
Over $500 million up to $1 billion	0.8600
Over $1 billion	0.8400
Event Driven
First $50 million	1.2500
Over $50 million up to $300 million	1.1300
Over $300 million up to $750 million	1.0800
Over $750 million	1.0550
Floating Rate
First $1 billion	0.6400
Over $1 billion up to $1.5 billion	0.6200
Over $1.5 billion up to $2 billion	0.6000
Over $2 billion	0.5900
Global Equity
Effective August 1, 2019
First $250 million	0.7900
Over $250 million up to $1 billion	0.7400
Over $1 billion up to $2 billion	0.7300
Over $2 billion	0.7000
Prior to August 1, 2019
First $250 million	0.8400
Over $250 million up to $500 million	0.8300
Over $500 million up to $1 billion	0.8200
Over $1 billion up to $2 billion	0.8100
Over $2 billion up to $2.5 billion	0.7950
Over $2.5 billion	0.7900

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Rate
Government Money Market
First $1 billion	0.2400%
Over $1 billion up to $3 billion	0.2200
Over $3 billion	0.2100
High Quality Bond	0.3800
High Yield Bond
First $1.25 billion	0.5800
Over $1.25 billion up to $2 billion	0.5550
Over $2 billion	0.5300
High Yield Muni
First $500 million	0.5400
Over $500 million up to $1 billion	0.5300
Over $1 billion	0.5000
Inflation Opportunities
First $200 million	0.5800
Over $200 million up to $500 million	0.5700
Over $500 million	0.5400
Inflation Protected-Securities	0.3800
Intermediate Bond
First $2 billion	0.3800
Over $2 billion up to $3.5 billion	0.3650
Over $3.5 billion up to $5 billion	0.3600
Over $5 billion	0.3550
Intermediate Muni
First $150 million	0.4700
Over $150 million up to $350 million	0.4500
Over $350 million up to $650 million	0.4400
Over $650 million up to $1 billion	0.4200
Over $1 billion	0.3900
International Equity
First $500 million	0.7700
Over $500 million up to $1 billion	0.7500
Over $1 billion up to $2 billion	0.7200
Over $2 billion up to $6 billion	0.6900
Over $6 billion	0.6800
International Growth
First $500 million	0.7700
Over $500 million up to $1 billion	0.7600
Over $1 billion up to $2 billion	0.7100
Over $2 billion up to $3 billion	0.6950
Over $3 billion	0.6800
International Small Cap Value
First $300 million	0.9550
Over $300 million up to $750 million	0.9300
Over $750 million up to $1 billion	0.8800
Over $1 billion	0.8400
International Stock
First $500 million	0.7000
Over $500 million up to $1 billion	0.6800
Over $1 billion up to $2 billion	0.6700
Over $2 billion up to $3 billion	0.6400
Over $3 billion	0.6300

Fund	Rate
Large Cap Value
Effective August 1, 2019
First $750 million	0.6500%
Over $750 million up to $1 billion	0.6200
Over $1 billion up to $2 billion	0.6000
Over $2 billion up to $3 billion	0.5900
Over $3 billion	0.5800
Prior to August 1, 2019
First $750 million	0.6800
Over $750 million up to $1 billion	0.6500
Over $1 billion up to $2 billion	0.6300
Over $2 billion up to $3 billion	0.6000
Over $3 billion	0.5800
Large Core
First $250 million	0.4500
Over $250 million up to $750 million	0.4400
Over $750 million	0.4300
Large Growth
Effective August 2, 2019
First $1 billion	0.6500
Over $1 billion up to $1.5 billion	0.6350
Over $1.5 billion up to $2 billion	0.6150
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion	0.5700
Prior to August 2, 2019
First $2 billion	0.6500
Over $2 billion up to $3 billion	0.6400
Over $3 billion up to $4 billion	0.6300
Over $4 billion	0.6100
Large Value Opportunities
First $250 million	0.4500
Over $250 million up to $750 million	0.4400
Over $750 million	0.4300
Mid Cap Growth
Effective December 1, 2018
First $200 million	0.7050
Over $200 million up to $1 billion	0.6850
Over $1 billion	0.6700
Prior to December 1, 2018
First $1 billion	0.7500
Over $1 billion	0.7300
Mid Cap Value Opportunities
First $750 million	0.7000
Over $750 million up to $1.5 billion	0.6950
Over $1.5 billion up to $2 billion	0.6850
Over $2 billion	0.6775
MLP & Energy Income
First $250 million	1.1300
Over $250 million up to $500 million	1.0800
Over $500 million up to $1 billion	1.0100
Over $1 billion up to $2 billion	0.9100
Over $2 billion	0.8500

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Rate
Multi-Asset Income
Effective May 1, 2019
First $500 million	0.5740%
Over $500 million up to $1 billion	0.5700
Over $1 billion up to $1.5 billion	0.5450
Over $1.5 billion up to $2 billion	0.5350
Over $2 billion	0.5150
Prior to May 1, 2019
First $600 million	0.6900
Over $600 million up to $1 billion	0.6600
Over $1 billion up to $2 billion	0.6300
Over $2 billion	0.6150
Multi-Managed Balanced
First $1 billion	0.6500
Over $1 billion up to $5 billion	0.5900
Over $5 billion	0.5800
Short-Term Bond
Effective August 1, 2019
First $250 million	0.4200
Over $250 million up to $500 million	0.3900
Over $500 million up to $1 billion	0.3700
Over $1 billion	0.3600
Prior to August 1, 2019
First $250 million	0.5800
Over $250 million up to $500 million	0.5300
Over $500 million up to $1 billion	0.5050
Over $1 billion	0.4800
Small Cap Core
First $300 million	0.8300
Over $300 million	0.8000
Small Cap Growth
First $300 million	0.8700
Over $300 million	0.8300
Small Cap Value
First $300 million	0.8000
Over $300 million up to $800 million	0.7500
Over $800 million	0.7100

Fund	Rate
Small/Mid Cap Value
First $350 million	0.7900%
Over $350 million up to $500 million	0.7800
Over $500 million up to $750 million	0.7650
Over $750 million up to $1 billion	0.7550
Over $1 billion up to $1.5 billion	0.7350
Over $1.5 billion up to $2 billion	0.7300
Over $2 billion	0.7250
Unconstrained Bond
Effective August 1, 2019
First $500 million	0.6500
Over $500 million up to $1 billion	0.6400
Over $1 billion up to $2 billion	0.6200
Over $2 billion	0.6100
Prior to August 1, 2019
First $1 billion	0.6700
Over $1 billion up to $2 billion	0.6550
Over $2 billion	0.6500
US Growth
Effective August 2, 2019
First $500 million	0.6800
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion	0.5700
Prior to August 2, 2019
First $150 million	0.7300
Over $150 million up to $650 million	0.7000
Over $650 million up to $1.15 billion	0.6800
Over $1.15 billion up to $2 billion	0.6550
Over $2 billion up to $3 billion	0.6400
Over $3 billion up to $4 billion	0.6300
Over $4 billion	0.6100

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Balanced II
Class I3	0.75%	0.50	%(D)
Class R	1.10
Bond
Class A	1.10
Class C	1.75
Class I	0.50
Class I2	0.75
Class R6	0.75	0.44	(D)

Fund	Current Operating Expense Limit (A)		Prior Operating Expense Limit (B) (C)
Capital Growth
Class A	1.25	% (E)	1.45%
Class C	2.00	(E)	2.20
Class I	1.10	(E)	1.20
Class I2	1.00	(E)	1.20
Class R6 (F)	1.00

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Dividend Focused
Class A	1.15%
Class C	1.90
Class I	0.90
Class I2, Class R6	0.85
Dynamic Allocation
Class A	1.10
Class C	1.85
Class I	0.85
Dynamic Income
Class A	0.92
Class C	1.67
Class I	0.67
Emerging Markets Debt
Class A	1.25
Class C	2.00
Class I, Class I2, Class R6	0.85
Emerging Markets Equity
Class A	1.55	1.65%
Class C	2.30	2.40
Class I	1.40
Class I2	1.30	1.40
Event Driven
Class I, Class I2	1.35
Floating Rate
Class A	1.05
Class C	1.80
Class I, Class I2	0.80
Global Equity
Class A	1.35
Class C	2.10
Class I, Class R6	1.10
Government Money Market
Class A	0.73
Class C	1.48
Class I, Class I2	0.48
Class I3	0.48	0.30	(D)
Class R2	0.80
Class R4	0.50
High Quality Bond
Class I3	0.55	0.40	(D)
Class R	1.00
Class R4	0.65
High Yield Bond
Class A	1.15	1.00	(G)
Class C	1.85	1.75	(G)
Class I	0.85	0.75	(G)
Class I2	0.75	0.75	(G)
Class I3	0.75	0.60	(D)
Class R	1.10
Class R4	0.85
Class R6	0.85

Fund	Current Operating Expense Limit (A)		Prior Operating Expense Limit (B) (C)
High Yield Muni
Class A	1.01%
Class C	1.76
Class I, Class I2	0.76
Inflation Opportunities
Class A	1.00
Class C	1.75
Class I, Class I2, Class R6	0.75
Inflation-Protected Securities
Class I3	0.53		0.40	%(D)
Class R	1.00
Class R4	0.65
Intermediate Bond
Class I2	0.50
Class I3	0.50		0.40	(D)
Class R	1.00
Class R4	0.65
Intermediate Muni
Class A	0.85(E	)
Class C	1.60(E	)
Class I	0.49(E	)	0.71, 0.70	(H)
Class I2	0.60(E	)	0.71
International Equity
Class A	1.25
Class C	2.00
Class I, Class I2, Class R6	1.00
Class I3	1.00		0.90	(D)
Class R	1.40
Class R4	1.15
International Growth
Class A	1.20		1.30
Class I	1.05
Class I2, Class R6	0.95		1.05
International Small Cap Value
Class I	1.22
Class I2	1.12		1.22
International Stock
Class A	1.25
Class I, Class I2, Class R6	1.00
Large Cap Value
Class A	1.15
Class C	1.90
Class I	0.90
Class I2, Class R6	0.80		0.90
Large Core
Class I3	0.65
Class R	1.15
Class R4	0.90

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Large Growth
Class I3	0.75%	0.65	%(D)
Class R	1.25
Class R4	0.90
Large Value Opportunities
Class I3	0.65	0.50	(D)
Class R	1.00
Class R4	0.75
Mid Cap Growth
Class A	1.30	1.10	(G)
Class C	2.05	1.85	(G)
Class I	1.05	0.85	(G)
Class I2	0.85
Class I3	0.85	0.75	(D)
Class R	1.35
Class R4	0.95
Mid Cap Value Opportunities
Class A	1.20	1.05	(G)
Class C	1.95	1.80	(G)
Class I	0.95	0.80	(G)
Class I2	0.80
Class I3	0.80	0.70	(D)
Class R	1.25
Class R4	0.90
Class R6	0.80	0.95
MLP & Energy Income
Class A	1.60
Class C	2.35
Class I	1.35
Class I2	1.25
Multi-Asset Income
Class A	1.20
Class C	1.95
Class I	0.72	0.95	(I)
Class I2	0.95
Multi-Managed Balanced
Class A	1.15
Class C	1.90
Class I	0.90
Class R6	0.80	0.90
Short-Term Bond
Class A	0.90
Class C	1.75
Class I	0.75
Class I2, Class R6	0.65
Small Cap Core
Class A	1.30	1.20	(G)
Class C	2.05	1.95	(G)
Class I	1.05	0.95	(G)
Class I2	0.95
Class I3	0.95	0.85	(D)
Class R	1.50
Class R4	1.10

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Small Cap Growth
Class A	1.40%	1.25	%(G)
Class C	2.15	2.00	(G)
Class I	1.15	1.00	(G)
Class I2	1.00
Class I3	1.00	0.90	(D)
Class R	1.55
Class R4, Class R6	1.15
Small Cap Value
Class A	1.30	1.20	(G)
Class C	2.05	1.95	(G)
Class I	1.05	0.95	(G)
Class I2	0.95	1.05	(G)
Class I3	0.95	0.85	(D)
Class R	1.50
Class R4	1.10
Class R6	1.05
Small/Mid Cap Value
Class A	1.40
Class C	2.05
Class I	1.00
Class I2, Class R6	0.90	1.00
Unconstrained Bond
Class I	0.95
Class I2	0.85	0.95
US Growth
Class A	1.25
Class C	1.86	2.00	(J)
Class I, Class T	1.00
Class I2	0.90	1.00

(A)	Current operating expense limit is effective through March 1, 2020, unless otherwise indicated.
(B)	Prior operating expense limit was effective through March 1, 2019, unless otherwise indicated.
(C)	No rate present indicates no change to the operating expense limit during the period.
(D)	Prior operating expense limit was effective through November 30, 2018.
(E)	Current operating expense limit is effective through March 1, 2021.
(F)	The R6 class launched on October 18, 2019.
(G)	Prior operating expense limit was voluntary though October 31, 2018. Effective November 1, 2018 through March 1, 2019, the operating expense limits became contractual.
(H)	Prior operating expense limits of 0.71 and 0.70 was effective through March 1,2019 and August 1, 2019, respectively.
(I)	Prior operating expense limit was effective through May 1, 2019.
(J)	Prior operating expense limit was effective through October 18, 2019.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect from time to time may waive and/or reimburse expenses of the Funds, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discounted by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended October 31, 2017, October 31, 2018 and October 31, 2019, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture during the year. Government Money Market is discussed in further detail in proceeding notes and tables:

	Amounts Available
Fund	2017	2018	2019	Total
Balanced II
Class I3	$11,077	$50,758	$2,618	$64,453
Bond
Class I	—	116,954	537,645	654,599
Class R6	—	1,551	228	1,779
Dividend Focused
Class C	—	—	485	485
Dynamic Allocation
Class A	44,297	37,854	40,629	122,780
Class C	37,597	30,408	27,193	95,198
Class I	13,169	12,255	12,482	37,906
Dynamic Income
Class A	—	3,294	43,680	46,974
Class C	—	19,034	77,138	96,172
Class I	—	6,616	23,027	29,643
Emerging Markets Equity
Class A	—	—	270	270
Event Driven
Class I	—	—	1,061	1,061
Class I2	95,017	100,411	69,871	265,299
Floating Rate
Class A	5,303	10,038	10,999	26,340
Class C	2,905	5,664	6,710	15,279
Class I	7,291	56,823	50,520	114,634
Global Equity
Class A	52,685	55,928	97,975	206,588
Class C	50,446	43,510	30,558	124,514
Class I	—	—	21,452	21,452
High Quality Bond
Class I3	86,961	90,825	7,845	185,631
Class R4	12,192	14,866	22,814	49,872
High Yield Bond
Class A	—	—	33,227	33,227
Class C	—	—	3,092	3,092
Class I3	54,691	109,498	9,383	173,572
Class R	16,806	63,766	61,948	142,520
Class R4	39,516	124,439	120,069	284,024
High Yield Muni
Class A	21,232	1,063	12,183	34,478
Class C	10,039	1,672	6,525	18,236
Class I	40,132	22,998	59,242	122,372

	Amounts Available
Fund	2017	2018	2019	Total
Inflation Opportunities
Class A	$—	$3,048	$666	$3,714
Class C	318	419	357	1,094
Class I	—	—	3,125	3,125
Inflation-Protected Securities
Class I3	63,433	212,731	39,848	316,012
Class R	—	—	6,238	6,238
Class R4	17,453	30,803	11,831	60,087
Intermediate Bond
Class I3	73,499	103,194	8,593	185,286
Class R4	32,393	37,880	33,189	103,462
Intermediate Muni
Class I	—	—	296,110	296,110
International Equity
Class A	—	—	65,977	65,977
International Growth
Class A	—	—	498	498
Class I	—	23	61	84
International Stock
Class A	—	—	14,794	14,794
Class I	—	—	15,378	15,378
Class I2	—	—	165,331	165,331
Class R6	—	—	14,602	14,602
Large Growth
Class I3	280,340	320,429	25,498	626,267
Class R4	22,748	18,921	20,283	61,952
Large Value Opportunities
Class I3	108,200	107,301	12	215,513
Class R	13,647	20,958	3,354	37,959
Class R4	11,542	8,830	1,618	21,990
Mid Cap Growth
Class A	—	—	10,442	10,442
Class C	—	19	1,570	1,589
Class I	—	—	549	549
Class I2	—	—	5,047	5,047
Class I3	36,650	60,653	14,439	111,742
Class R	—	—	12,655	12,655
Class R4	7,790	14,856	9,681	32,327

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Amounts Available
Fund	2017	2018	2019	Total
Mid Cap Value Opportunities
Class A	$—	$56,699	$129,295	$185,994
Class C	—	—	5,315	5,315
Class I	—	—	53,758	53,758
Class I3	107,312	133,669	9,172	250,153
Class R	—	18,473	5,826	24,299
Class R4	292,557	404,966	337,696	1,035,219
MLP & Energy Income
Class A	—	—	8,049	8,049
Class C	—	9,329	11,062	20,391
Multi-Asset Income
Class I	—	5,364	55,842	61,206
Small Cap Core
Class A	3,674	1,307	3,868	8,849
Class C	625	194	445	1,264
Class I	448	597	653	1,698
Class I3	136,058	108,519	9,778	254,355
Class R4	7,359	5,846	4,936	18,141

	Amounts Available
Fund	2017	2018	2019	Total
Small Cap Growth
Class A	$8,119	$7,029	$18,220	$33,368
Class C	731	1,259	3,765	5,755
Class I	—	1,597	15,778	17,375
Class I2	—	—	12,772	12,772
Class I3	35,590	42,159	12,923	90,672
Class R4	6,883	8,393	4,298	19,574
Small Cap Value
Class A	3,912	4,581	3,832	12,325
Class C	—	40	188	228
Class I	—	2	1,849	1,851
Class I3	16,150	37,587	1,032	54,769
Class R4	497	390	215	1,102

Government Money Market: TAM, on a voluntary basis and in addition to the contractual waivers in effect from time to time, has agreed to waive fees and/or reimburse expenses of Government Money Market, or any share classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM at any time. TAM is entitled to recapture any amounts so waived or reimbursed upon Government Money Market attaining such yield as the Trust’s officers reasonably determine. TAM has discontinued the recapture of voluntary yield waivers as of March 1, 2019.

TAM is entitled to reimbursement by Government Money Market, or any share classes thereof, of the fees waived and/or expenses reimbursed by TAM or any of its affiliates to Government Money Market, or any share classes thereof, during any of the previous thirty-six months. Reimbursement is not permitted if it would result in a negative yield, but amounts recaptured in certain cases have exceeded the expense limit under the contractual expense arrangement. TAM is developing a plan to address voluntary yield waiver amounts previously recaptured in excess of the contractual expense limits.

Waived and/or reimbursed expenses related to the maintenance of yield are included in Expenses waived and/or reimbursed and amounts recaptured by TAM under the voluntary yield waiver are included in Recapture of previously waived and/or reimbursed fees, both within the Statements of Operations. The actual expense ratio of each class of Government Money Market, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the Ratio and supplemental data section within the Financial Highlights.

For the years ended October 31, 2017, October 31, 2018 and October 30, 2019, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived
	2017	2018	2019	Total
Class A	$143,302	$—	$—	$143,302
Class C	147,590	7,148	—	154,738
Class I	2,272	—	—	2,272
Class I2	5,796	—	—	5,796
Class I3	47	—	—	47
Class R2	—	—	—	—
Class R4	—	—	—	—

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of October 31, 2019, the balances available for recapture by TAM due to the maintenance of the yield is as follows:

	Amounts Available
	2017	2018	2019 (A)	Total
Class A	$—	$—	$—	$—
Class C	147,590	7,148	—	154,738
Class I	—	—	—	—
Class I2	—	—	—	—
Class I3	26	—	—	26
Class R2	—	—	—	—
Class R4	—	—	—	—

(A)	Effective March 1, 2019, TAM stopped all recaptures under the voluntary yield waiver.

For the years ended October 31, 2017, October 31, 2018 and October 31, 2019, the amounts waived by TAM due to the operating expense limitation is as follows:

	Amounts Waived
	2017	2018	2019	Total
Class A	$98,896	$33,727	$7,016	$139,639
Class C	18,048	3,861	1,060	22,969
Class I	31,889	8,755	3,684	44,328
Class I2	2,876	1,207	—	4,083
Class I3	6,004	24,051	227	30,282
Class R2	35,908	573,624	405,211	1,014,743
Class R4	14,414	129,445	66,995	210,854

As of October 31, 2019, the balances available for recapture by TAM due to the operating expense limitation is as follows:

	Amounts Available
	2017	2018	2019	Total
Class A	$90,788	$33,727	$7,016	$131,531
Class C	18,048	3,861	1,060	22,969
Class I	31,889	8,755	3,684	44,328
Class I3	—	16,108	227	16,335
Class R2	—	570,539	405,211	975,750
Class R4	13,460	129,445	66,995	209,900

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R2	0.25
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3, Class R6, and Class T.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive a portion of the 12b-1 fees at the following annual rates. These amounts are not subject to recapture by TAM in future years. Funds not listed in the subsequent table do not have a 12b-1 waiver.

Fund	Class A Waiver	Class C Waiver	12b-1 Expense Waiver Effective Through
High Yield Muni	0.10%	0.25%	March 1, 2020
Intermediate Muni	0.10	0.25	March 1, 2020

Shareholder fees: Class A and Class T shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2019, underwriter commissions received by TCI from the various sales charges are as follows. Funds and/or classes not listed in the subsequent table do not have shareholder fees.

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Bond
Class A	$390,152	$644
Class C	—	17,454
Capital Growth
Class A	2,993,427	9,885
Class C	—	57,773
Dividend Focused
Class A	33,601	40
Class C	—	400
Dynamic Allocation
Class A	18,349	—
Class C	—	120
Dynamic Income
Class A	25,020	—
Class C	—	1,375
Emerging Markets Debt
Class A	8,042	22
Class C	—	361
Emerging Markets Equity
Class A	4,458	25
Class C	—	72
Floating Rate
Class A	48,713	422
Class C	—	3,414
Global Equity
Class A	22,210	1,000
Class C	—	427
Government Money Market
Class A	—	8,760
Class C	—	2,113
High Yield Bond
Class A	96,257	1,282
Class C	—	2,529
High Yield Muni
Class A	31,114	11,637
Class C	—	543
Inflation Opportunities
Class A	201	—
Intermediate Muni
Class A	279,037	27,587
Class C	—	10,990

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
International Equity
Class A	$82,074	$8,164
Class C	—	8,714
International Growth
Class A	2,830	—
International Stock
Class A	109	—
Large Cap Value
Class A	225,612	2,012
Class C	—	10,711
Mid Cap Growth
Class A	34,037	17
Class C	—	6
Mid Cap Value Opportunities
Class A	65,820	3,110
Class C	—	2,457
MLP & Energy Income
Class A	11,990	4,587
Class C	—	335
Multi-Asset Income
Class A	174,112	662
Class C	—	4,629
Multi-Managed Balanced
Class A	733,146	3,534
Class C	—	15,665
Short-Term Bond
Class A	146,833	36,540
Class C	—	21,661
Small Cap Core
Class A	1,860	—
Small Cap Growth
Class A	27,868	—
Class C	—	815
Small Cap Value
Class A	2,780	33
Class C	—	2
Small/Mid Cap Value
Class A	236,344	8,833
Class C	—	4,988
US Growth
Class A	226,928	162
Class C	—	1,264

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended October 31, 2019, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Balanced II	$3,722	$316
Bond	1,043,267	123,554
Capital Growth	1,976,769	180,604
Dividend Focused	82,945	6,757
Dynamic Allocation	22,848	1,854
Dynamic Income	234,598	17,938
Emerging Markets Debt	541,737	43,905
Emerging Markets Equity	88,497	7,172
Event Driven	8,714	670
Floating Rate	192,626	13,647
Global Equity	188,178	15,005
Government Money Market	279,102	22,715
High Quality Bond	17,872	1,465
High Yield Bond	458,039	37,261
High Yield Muni	91,191	8,030
Inflation Opportunities	15,120	1,310
Inflation-Protected Securities	8,477	683
Intermediate Bond	206,360	16,267
Intermediate Muni	1,350,121	129,051
International Equity	3,089,203	250,129

Fund	Fees Paid to TFS	Fees Due to TFS
International Growth	$84,976	$7,262
International Small Cap Value	225,239	11,626
International Stock	1,232	413
Large Cap Value	671,737	50,157
Large Core	14,447	1,235
Large Growth	50,466	4,255
Large Value Opportunities	36,333	2,978
Mid Cap Growth	27,196	3,159
Mid Cap Value Opportunities	729,865	55,401
MLP & Energy Income	100,916	7,727
Multi-Asset Income	191,886	18,329
Multi-Managed Balanced	876,565	72,802
Short-Term Bond	2,395,602	208,769
Small Cap Core	20,120	1,578
Small Cap Growth	79,026	6,491
Small Cap Value	40,113	2,638
Small/Mid Cap Value	1,257,635	102,202
Unconstrained Bond	53,468	5,711
US Growth	1,438,408	141,530

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s).

For the year ended October 31, 2019, brokerage commissions are as follows. Funds not listed in the subsequent table do not have brokerage commissions during the year.

Fund	Commissions
Capital Growth	$7

Cross-trades: The Funds are authorized to purchase or sell securities from and to other funds within TAF or between the Fund and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Fund participating in the transaction.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended October 31, 2019, the Funds engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) are as follows. Funds not listed in the subsequent table did not have 17a-7 transactions during the year.

Fund	Purchases	Sales	Net Realized Gains (Losses)
Mid Cap Growth	$1,832,720	$—	$—
Large Growth	—	1,579,635	142,339
US Growth	—	4,367,497	361,681

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Balanced II	$42,587,000	$9,834,051	$64,238,897	$13,077,601
Bond	899,497,453	175,599,126	393,239,758	49,880,663
Capital Growth	1,981,767,224	—	1,503,972,394	—
Dividend Focused	290,535,078	—	391,145,791	—
Dynamic Allocation	11,041,172	—	15,714,182	—
Dynamic Income	39,395,157	—	86,561,893	—
Emerging Markets Debt	1,576,242,974	—	1,649,422,909	—
Emerging Markets Equity	408,424,335	—	473,727,825	—
Event Driven	215,532,826	—	212,177,605	—
Floating Rate	117,188,350	—	577,862,680	—
Global Equity	53,353,723	—	61,202,113	—
High Quality Bond	97,496,815	73,063,334	133,264,676	74,961,723
High Yield Bond	508,301,494	—	510,403,673	—
High Yield Muni	54,325,281	—	52,878,202	—
Inflation Opportunities	23,467,643	7,937,589	28,081,742	37,893,728
Inflation-Protected Securities	9,213,967	7,636,668	13,163,917	27,540,966
Intermediate Bond	683,636,223	457,622,639	1,150,742,294	614,849,118
Intermediate Muni	467,683,394	—	212,771,751	—
International Equity	638,912,221	—	1,484,964,447	—
International Growth	275,529,396	—	448,107,288	—
International Small Cap Value	109,260,816	—	318,619,712	—
International Stock	76,317,805	—	4,143,348	—
Large Cap Value	3,272,877,513	—	3,589,938,244	—
Large Core	211,554,901	—	240,072,735	—
Large Growth	503,442,052	—	647,022,502	—
Large Value Opportunities	664,410,307	—	740,649,619	—
Mid Cap Growth	267,585,750	—	132,019,446	—
Mid Cap Value Opportunities	1,147,308,797	—	1,457,142,063	—
MLP & Energy Income	57,226,394	—	120,095,685	—
Multi-Asset Income	155,826,079	—	95,784,058	—
Multi-Managed Balanced	313,226,546	56,183,148	369,518,474	67,984,852
Short-Term Bond	1,644,698,514	141,645,169	1,535,683,525	142,774,950
Small Cap Core	177,564,306	—	202,261,936	—
Small Cap Growth	97,948,572	—	102,098,564	—
Small Cap Value	385,459,694	—	531,720,126	—
Small/Mid Cap Value	472,913,295	—	516,397,071	—
Unconstrained Bond	670,575,302	83,391,703	503,775,614	80,781,980
US Growth	429,942,626	—	553,922,351	—

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off, passive foreign investment companies, preferred securities, preferred stock interest accrual adjustments, TIPS, defaulted bonds, corporate action adjustments, premium amortization adjustments, non-real estate investment trust adjustments, organizational expenses, dividends payable, partnership basis adjustments, option contracts, forward contracts mark-to-market, futures contracts mark-to-market and straddle loss deferral from underlying investments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to wash sales from mergers, passive foreign investment companies, foreign currency gains and losses, paydown gain/loss, distribution re-designations, adjustment to prior year accumulated balances, real estate and non-real estate investment trust adjustments, prior year real estate investment trust and non-real estate investment trust reversals, convertible preferred stock interest accruals, defaulted bonds, corporate action adjustments, equalization, basis adjustments due to prior mergers, net operating losses, premium bond adjustments, distributions in excess of current earnings, partnership basis adjustments, merger adjustments and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Balanced II	$(271,383)	$271,383
Bond	—	—
Capital Growth	13,898,213	(13,898,213)
Dividend Focused	—	—
Dynamic Allocation	—	—
Dynamic Income	(633,165)	633,165
Emerging Markets Debt	—	—
Emerging Markets Equity	—	—
Event Driven	(2)	2
Floating Rate	—	—
Global Equity	1,337	(1,337)
Government Money Market	(14,804)	14,804
High Quality Bond	(810,631)	810,631
High Yield Bond	933,323	(933,323)
High Yield Muni	—	—
Inflation Opportunities	—	—
Inflation-Protected Securities	(202,532)	202,532
Intermediate Bond	(639,773)	639,773
Intermediate Muni	—	—
International Equity	(315,911)	315,911

Fund	Paid-in Capital	Total Distributable Earnings
International Growth	$—	$—
International Small Cap Value	—	—
International Stock	—	—
Large Cap Value	—	—
Large Core	(582,712)	582,712
Large Growth	(10,368,972)	10,368,972
Large Value Opportunities	(2,063,287)	2,063,287
Mid Cap Growth	(693,970)	693,970
Mid Cap Value Opportunities	(6,944,911)	6,944,911
MLP & Energy Income	(432,155)	432,155
Multi-Asset Income	(17,190)	17,190
Multi-Managed Balanced	—	—
Short-Term Bond	—	—
Small Cap Core	(823,656)	823,656
Small Cap Growth	(1,164,249)	1,164,249
Small Cap Value	(209,671)	209,671
Small/Mid Cap Value	—	—
Unconstrained Bond	108	(108)
US Growth	51,528	(51,528)

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Balanced II	$110,999,026	$17,716,275	$(1,181,795)	$16,534,480
Bond	1,443,456,511	46,284,960	(6,330,597)	39,954,363
Capital Growth	2,014,828,028	374,067,261	(168,201,792)	205,865,469
Dividend Focused	486,582,804	76,812,440	(31,807,867)	45,004,573
Dynamic Allocation	16,973,573	1,631,517	—	1,631,517
Dynamic Income	199,298,618	4,624,106	(9,006,387)	(4,382,281)
Emerging Markets Debt	655,667,494	24,057,470	(37,102,335)	(13,044,865)
Emerging Markets Equity	801,422,843	81,220,338	(56,058,565)	25,161,773
Event Driven	100,274,032	4,975,933	(3,386,778)	1,589,155
Floating Rate	222,404,880	651,993	(10,507,877)	(9,855,884)
Global Equity	92,089,077	18,605,494	(4,627,697)	13,977,797
Government Money Market	1,430,216,167	—	—	—
High Quality Bond	237,373,500	3,071,834	(639,914)	2,431,920
High Yield Bond	1,514,341,561	45,473,264	(82,384,713)	(36,911,449)
High Yield Muni	101,999,284	4,872,580	(157,784)	4,714,796
Inflation Opportunities	125,745,382	4,731,178	(2,140,800)	2,590,378
Inflation-Protected Securities	112,309,428	4,370,300	(393,006)	3,977,294
Intermediate Bond	2,875,596,289	97,157,341	(6,932,140)	90,225,201
Intermediate Muni	1,682,651,372	58,564,834	(3,136,380)	55,428,454
International Equity	4,720,140,960	571,537,472	(426,407,172)	145,130,300
International Growth	1,166,256,046	105,018,469	(86,037,534)	18,980,935
International Small Cap Value	524,826,800	98,645,459	(53,179,966)	45,465,493
International Stock	74,240,478	2,922,824	(461,412)	2,461,412
Large Cap Value	1,981,165,005	99,228,311	(115,680,834)	(16,452,523)
Large Core	234,335,998	30,568,531	(6,713,806)	23,854,725
Large Growth	617,296,959	168,931,494	(14,623,216)	154,308,278
Large Value Opportunities	530,409,698	41,965,695	(23,927,028)	18,038,667
Mid Cap Growth	220,201,120	17,196,803	(1,681,531)	15,515,272
Mid Cap Value Opportunities	1,293,309,043	170,186,830	(28,976,927)	141,209,903
MLP & Energy Income	236,904,375	49,524,226	(23,221,878)	26,302,348
Multi-Asset Income	217,468,004	22,696,762	(1,755,766)	20,940,996
Multi-Managed Balanced	873,621,549	213,063,143	(8,171,659)	204,891,484
Short-Term Bond	2,999,309,817	41,143,266	(2,577,901)	38,565,365
Small Cap Core	192,693,111	17,555,279	(21,009,387)	(3,454,108)
Small Cap Growth	128,799,038	34,692,181	(2,710,843)	31,981,338
Small Cap Value	103,074,922	13,298,771	(5,503,973)	7,794,798
Small/Mid Cap Value	735,745,288	139,619,642	(34,220,390)	105,399,252
Unconstrained Bond	1,016,149,707	17,286,514	(11,661,198)	5,625,316
US Growth	999,632,606	579,465,508	(9,427,950)	570,037,558

As of October 31, 2019, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Unlimited
Fund	Short-Term	Long-Term
Bond	$—	$1,862,054
Dynamic Income	27,247,134	33,916,379
Emerging Markets Debt	36,385,421	23,467,359
Emerging Markets Equity	161,242,896	8,037,760
Floating Rate	870,353	11,244,889

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

	Unlimited
Fund	Short-Term		Long-Term
High Quality Bond	$2,213,655		$6,643,649
High Yield Bond	6,983,509		27,720,284
High Yield Muni	1,637,907		452,323
Inflation Opportunities	—		2,268,185
Inflation-Protected Securities	3,004,059		4,154,630
Intermediate Bond	—		13,654,241
Intermediate Muni	15,229,310		1,582,846
International Equity	53,186,928	(A)	62,368,979	(A)
International Growth	53,641,216		4,259,786
International Small Cap Value	9,450,997		21,135,945
International Stock	142,483		3,039
MLP & Energy Income	61,610,358		119,695,151
Multi-Asset Income	46,439,909	(A)	15,047,916	(A)
Short-Term Bond	10,560,418		29,359,626
Small Cap Core	21,503,714	(A)	1,343,380
Unconstrained Bond	11,063,729		12,958,831

(A)	Utilization of losses are subject to further limitations under tax regulations.

During the year ended October 31, 2019, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Bond	$3,070,110
Dynamic Allocation	677,458
High Quality Bond	9,152
Intermediate Bond	33,978,516
Intermediate Muni	1,651,163
Multi-Asset Income	819,397
Short-Term Bond	951,338

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

	2019 Distributions Paid From				2018 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Balanced II	$2,067,717	$—	$3,688,941	$—	$1,889,706	$—	$613,523	$—
Bond	33,562,152	—	—	—	19,804,174	—	—	—
Capital Growth	—	—	68,760,661	—	11,201,061	—	174,027,606	—
Dividend Focused	13,242,490	—	77,616,309	—	21,351,351	—	37,552,948	—
Dynamic Allocation	150,008	—	—	—	109,183	—	—	—
Dynamic Income	7,375,701	—	—	1,836,667	8,767,187	—	—	2,251,280
Emerging Markets Debt	26,471,645	—	—	—	29,899,690	—	—	3,273,159
Emerging Markets Equity	9,573,670	—	—	—	2,511,373	—	—	—
Event Driven	1,298,529	—	868,747	—	1,549,390	—	—	—
Floating Rate	29,057,444	—	—	—	33,006,528	—	—	—
Global Equity	90,374	—	—	—	2,094,498	—	—	—
Government Money Market	20,613,430	—	—	—	10,421,389	—	—	—
High Quality Bond	7,510,428	—	—	—	6,392,400	—	—	—
High Yield Bond	80,060,224	—	—	—	93,768,516	—	—	—
High Yield Muni	432,732	3,376,972	—	—	162,784	3,468,262	—	—
Inflation Opportunities	2,403,225	—	—	—	4,178,289	—	—	—
Inflation-Protected Securities	2,999,080	—	—	—	3,812,067	—	—	—

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

	2019 Distributions Paid From				2018 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Intermediate Bond	$79,533,334	$—	$—	$—	$84,272,356	$—	$—	$—
Intermediate Muni	717,659	37,201,381	—	—	287,647	32,597,803	—	—
International Equity	105,818,769	—	156,243,080	—	167,984,426	—	—	—
International Growth	25,097,645	—	166,373,934	—	22,882,446	—	—	—
International Small Cap Value	13,027,026	—	39,014,265	—	27,275,630	—	—	—
International Stock	2,086	—	—	—	—	—	—	—
Large Cap Value	40,994,363	—	194,958,742	—	109,599,251	—	160,661,452	—
Large Core	14,553,908	—	32,294,175	—	4,735,805	—	9,809,742	—
Large Growth	4,260,636	—	61,196,601	—	4,362,825	—	31,604,559	—
Large Value Opportunities	36,550,619	—	70,167,964	—	9,440,216	—	11,127,618	—
Mid Cap Growth	3,762,638	—	19,314,368	—	875,874	—	4,104,650	—
Mid Cap Value Opportunities	18,676,600	—	98,372,465	—	13,190,577	—	107,817,160	—
MLP & Energy Income	3,003,622	—	—	12,477,821	3,388,658	—	—	13,315,965
Multi-Asset Income	6,006,305	—	2,147,029	—	4,544,312	—	538,076	—
Multi-Managed Balanced	12,154,697	—	57,067,739	—	13,140,857	—	20,316,110	—
Short-Term Bond	75,278,166	—	—	—	68,639,324	—	—	—
Small Cap Core	5,375,620	—	13,484,067	—	2,327,900	—	6,921,083	—
Small Cap Growth	—	—	13,388,889	—	—	—	14,518,564	—
Small Cap Value	1,849,305	—	21,910,662	—	1,133,203	—	11,833,820	—
Small/Mid Cap Value	10,313,127	—	74,299,095	—	69,149,581	—	40,386,063	—
Unconstrained Bond	25,967,387	—	—	3,558,160	20,935,712	—	7,938	2,529,595
US Growth	11,674,232	—	87,295,177	—	13,999,694	—	88,144,378	—

As of October 31, 2019, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Balanced II	$551,345	$—	$2,457,796	$—	$—	$(4,304,301)	$16,534,480
Bond	340,660	—	—	(1,862,054)	—	(713,389)	39,954,363
Capital Growth	—	—	227,405,630	—	(13,327,272)	—	205,865,648
Dividend Focused	5,132,176	—	55,757,401	—	—	—	45,004,573
Dynamic Allocation	288,428	—	53,954	—	—	(527,009)	1,631,517
Dynamic Income	—	—	—	(61,163,513)	—	(15,580)	(4,382,281)
Emerging Markets Debt	4,407,833	—	—	(59,852,780)	—	(2,894,256)	(13,092,328)
Emerging Markets Equity	22,539,239	—	—	(169,280,656)	—	—	25,168,108
Event Driven	374,108	—	—	—	—	(90,057)	1,597,223
Floating Rate	9,346	—	—	(12,115,242)	—	(5,079)	(9,861,822)
Global Equity	1,139,054	—	4,690,890	—	—	—	13,976,786
Government Money Market	—	—	—	—	—	(2,518)	—
High Quality Bond	888,801	—	—	(8,857,304)	—	874,483	2,431,920
High Yield Bond	322,530	—	—	(34,703,793)	—	1,094,221	(36,911,449)
High Yield Muni	—	13,478	—	(2,090,230)	—	(13,269)	4,714,796
Inflation Opportunities	180,294	—	—	(2,268,185)	—	—	2,591,832
Inflation-Protected Securities	379,023	—	—	(7,158,689)	—	(1,106,947)	3,978,476
Intermediate Bond	—	—	—	(13,654,241)	—	435,133	90,225,201
Intermediate Muni	—	24,508	—	(16,812,156)	—	—	55,428,454
International Equity	130,556,604	—	—	(115,555,907)	—	(1,020,863)	145,063,740
International Growth	22,962,817	—	—	(57,901,002)	—	—	18,984,929
International Small Cap Value	12,581,007	—	—	(30,586,942)	—	—	45,464,269
International Stock	65,898	—	—	(145,522)	—	—	2,462,395
Large Cap Value	3,313,476	—	52,219,614	—	—	—	(16,452,523)
Large Core	858,591	—	80,677	—	—	(2,859,786)	23,854,725
Large Growth	5,415,217	—	143,127,356	—	—	(11,517,939)	154,308,116

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Large Value Opportunities	$1,495,375	$—	$2,654,747	$—	$—	$(4,510,479)	$18,038,667
Mid Cap Growth	—	—	3,979,562	—	(408,683)	—	15,515,272
Mid Cap Value Opportunities	10,232,461	—	41,249,664	—	—	(9,578,672)	141,209,903
MLP & Energy Income	—	—	—	(181,305,509)	—	(20,743,131)	26,301,983
Multi-Asset Income	859,153	—	169,218	(61,487,825)	—	(2,137,209)	20,939,887
Multi-Managed Balanced	3,205,444	—	27,169,743	—	—	(66,193)	204,891,484
Short-Term Bond	252,367	—	—	(39,920,044)	—	(868,492)	38,565,365
Small Cap Core	996,419	—	—	(22,847,094)	—	(977,044)	(3,454,108)
Small Cap Growth	—	—	10,485,903	—	(771,834)	(599,364)	31,981,338
Small Cap Value	1,704,600	—	2,197,906	—	—	(19,785)	7,794,798
Small/Mid Cap Value	2,865,299	—	22,515,459	—	—	—	105,399,252
Unconstrained Bond	—	—	—	(24,022,560)	—	(1,993)	5,628,023
US Growth	5,141,508	—	114,936,641	—	—	—	570,080,287

11. RECLASSIFICATION

Certain amounts prior to November 1, 2015, have been reclassified for consistency with the current period presentation. These reclassifications had no effect on the net increase (decrease) in net assets resulting from operations. The Trust concluded that it was appropriate to reclassify certain borrowing costs, which relate to charges from a broker for securities sold short positions, as an expense which is included in Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations. Previously, the borrowing costs had been included in Net realized gain (loss) on securities sold short within the Statements of Operations. Corresponding reclassifications have been made to Net investment income (loss) per share, Net realized and unrealized gain (loss) per share and Expenses to average net asset ratios within the Financial Highlights. The impact of the reclassification is an increase to realized gain (loss) and total expenses, and a decrease in net investment income. All impacted amounts, as identified within the Financial Highlights, have been adjusted for purposes of comparability.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

13. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the respective Fund’s classes underwent a stock split. Funds not listed in the table did not have a stock split. There was no impact to the aggregate market value of shares outstanding. The historical per share data presented within the Financial Highlights have been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Fund	Class	Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
Balanced II	R	September 15, 2017	2.01-for-1	4,571,079	9,171,183	Decrease	Increase
High Quality Bond	R4	April 21, 2017	1.01-for-1	5,355,021	5,396,036	Decrease	Increase
Inflation-Protected Securities	R4	April 21, 2017	0.97-for-1	6,242,382	6,069,179	Increase	Decrease
Intermediate Bond	R4	March 24, 2017	1.06-for-1	29,646,707	31,285,459	Decrease	Increase
Large Core	R4	March 10, 2017	0.81-for-1	1,376,796	1,117,293	Increase	Decrease
Large Growth	R4	March 10, 2017	1.35-for-1	6,200,939	8,353,323	Decrease	Increase
Large Value Opportunities	R4	May 5, 2017	1.56-for-1	6,045,594	9,421,040	Decrease	Increase
Mid Cap Growth	R4	March 10, 2017	0.84-for-1	1,574,918	1,327,363	Increase	Decrease
Small Cap Core	R4	March 10, 2017	1.44-for-1	743,234	1,073,021	Decrease	Increase
Small Cap Value	R4	April 21, 2017	2.16-for-1	258,654	559,003	Decrease	Increase

14. REORGANIZATIONS

US Growth: Following the close of business on August 2, 2019, US Growth acquired all of the net assets of Transamerica Multi-Cap Growth (“Multi-Cap Growth”) pursuant to a Plan of Reorganization. US Growth is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of US Growth for shares of Multi-Cap Growth outstanding following the close of business on August 2, 2019. The cost basis of the investments received from Multi-Cap Growth was carried forward to align ongoing reporting of the US Growth’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Multi-Cap Growth shareholders, along with the exchange ratio of the reorganization for US Growth, were as follows:

Multi-Cap Growth Class	Multi-Cap Growth Shares	US Growth Class	US Growth Shares	Dollar Amount	Exchange Ratio (A)
Class A	7,844,908	Class A	2,626,174	$55,685,141	0.33
Class C	507,451	Class C	134,699	2,641,935	0.27
Class I	5,552,868	Class I	2,050,971	44,511,618	0.37
Class I2	19,223,117	Class I2	7,236,705	156,880,191	0.38

(A)	Calculated by dividing the US Growth shares issuable by the Multi-Cap Growth shares outstanding on August 2, 2019.

The net assets of Multi-Cap Growth, including unrealized appreciation (depreciation), were combined with those of US Growth. These amounts were as follows:

Multi-Cap Growth Unrealized Appreciation (Depreciation)	Multi-Cap Growth Net Assets	US Growth Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 57,052,474	$259,718,885	$1,113,166,249	$1,372,885,134

Additionally, following the close of business on October 18, 2019, US Growth acquired all of the net assets of Transamerica Concentrated Growth (“Concentrated Growth”) pursuant to a Plan of Reorganization. US Growth is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of US Growth for shares of Concentrated Growth, outstanding following the close of business on October 18, 2019. The cost basis of the investments received from Concentrated Growth was carried forward to align ongoing reporting of the US Growth’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

14. REORGANIZATIONS (continued)

Shares issued to Concentrated Growth shareholders, along with the exchange ratio of the reorganization US Growth, were as follows:

Concentrated Growth Class	Concentrated Growth Shares	US Growth Class	US Growth Shares	Dollar Amount	Exchange Ratio (A)
Class A	95,613	Class A	72,927	$1,583,801	0.76
Class C	76,226	Class C	60,120	1,205,818	0.79
Class I	464,728	Class I	344,633	7,665,054	0.74
Class I2	8,655,199	Class I2	6,525,776	145,012,539	0.75

(A)	Calculated by dividing the US Growth shares issuable by the Concentrated Growth shares outstanding on October 18, 2019.

The net assets of Concentrated Growth, including unrealized appreciation (depreciation), were combined with those of US Growth. These amounts were as follows:

Concentrated Growth Unrealized Appreciation (Depreciation)	Concentrated Growth Net Assets	US Growth Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 59,754,359	$155,467,212	$1,381,888,625	$1,537,355,837

Assuming the Multi-Cap Growth reorganization had been completed on November 1, 2018, the beginning of the annual reporting period of US Growth, the pro forma results of operations for the year ended October 31, 2019, are as follows:

Net investment income (loss)	$(1,689,255)
Net realized and change in unrealized gain (loss)	291,220,805
Net increase (decrease) in net assets resulting from operations	289,531,550

Assuming the Concentrated Growth reorganization had been completed on November 1, 2018, the beginning of the annual reporting period of US Growth, the pro forma results of operations for the year ended October 31, 2019, are as follows:

Net investment income (loss)	$(1,879,864)
Net realized and change in unrealized gain (loss)	285,774,270
Net increase (decrease) in net assets resulting from operations	283,894,406

Assuming the two reorganizations had been completed on November 1, 2018, the beginning of the annual reporting period of US Growth, the pro forma results of operations for the year ended October 31, 2019, are as follows:

Net investment income (loss)	$(1,660,213)
Net realized and change in unrealized gain (loss)	250,562,127
Net increase (decrease) in net assets resulting from operations	248,901,914

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization were completed, it is not practical to separate the amounts of revenue and earnings of Multi-Cap Growth or Concentrated Growth that have been included in US Growth’s Statement of Operations following the close of business on August 2, 2019, and October 18, 2019, respectively.

Capital Growth: Following the close of business on October 18, 2019, Capital Growth acquired all of the net assets of Transamerica Growth (“Growth”) pursuant to a Plan of Reorganization. Capital Growth is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of Capital Growth for shares of Growth outstanding following the close of business on October 18, 2019. The cost basis of the investments received from Growth was carried forward to align ongoing reporting of the Capital Growth’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Growth shareholders, along with the exchange ratio of the reorganization for Capital Growth, were as follows:

Growth Class	Growth Shares	Capital Growth Class	Capital Growth Shares	Dollar Amount	Exchange Ratio (A)
Class I2	23,439,002	Class I2	12,844,998	$171,778,728	0.55
Class R6	2,044,737	Class R6	1,120,366	14,982,875	0.55

(A)	Calculated by dividing the Capital Growth shares issuable by the Growth shares outstanding on October 18, 2019.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

14. REORGANIZATIONS (continued)

The net assets of the Growth, including unrealized appreciation (depreciation), were combined with those of Capital Growth. These amounts were as follows:

Growth Unrealized Appreciation (Depreciation)	Growth Net Assets	Capital Growth Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 85,371,924	$186,761,603	$1,852,085,270	$2,038,846,873

Assuming the reorganization had been completed on November 1, 2018, the beginning of the annual reporting period of Capital Growth, the pro forma results of operations for the year ended October 31, 2019, are as follows:

Net investment income (loss)	$(14,604,151)
Net realized and change in unrealized gain (loss)	89,387,095
Net increase (decrease) in net assets resulting from operations	74,782,944

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Growth that have been included in Capital Growth’s Statement of Operations following the close of business on October 18, 2019.

15. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

16. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

16. LEGAL PROCEEDINGS (continued)

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Funds’ financial statements.

17. SUBSEQUENT EVENTS

The Board has approved a new fund launch of Transamerica Emerging Markets Opportunities. This will be effective on or about December 20, 2019.

The Board has approved the liquidation of Dynamic Allocation. The liquidation will take place on or about December 20, 2019.

Transamerica Funds	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica Balanced II, Transamerica Bond, Transamerica Capital Growth, Transamerica Dividend Focused, Transamerica Dynamic Allocation, Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Equity, Transamerica Event Driven, Transamerica Floating Rate, Transamerica Global Equity, Transamerica Government Money Market, Transamerica High Quality Bond, Transamerica High Yield Bond, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Inflation-Protected Securities, Transamerica Intermediate Bond, Transamerica Intermediate Muni, Transamerica International Equity, Transamerica International Growth, Transamerica International Small Cap Value, Transamerica International Stock, Transamerica Large Cap Value, Transamerica Large Core, Transamerica Large Growth, Transamerica Large Value Opportunities, Transamerica Mid Cap Growth, Transamerica Mid Cap Value Opportunities, Transamerica MLP & Energy Income, Transamerica Multi-Asset Income, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Core, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Unconstrained Bond and Transamerica US Growth and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Balanced II, Transamerica Bond, Transamerica Capital Growth, Transamerica Dividend Focused, Transamerica Dynamic Allocation, Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Equity, Transamerica Event Driven, Transamerica Floating Rate, Transamerica Global Equity, Transamerica Government Money Market, Transamerica High Quality Bond, Transamerica High Yield Bond, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Inflation-Protected Securities, Transamerica Intermediate Bond, Transamerica Intermediate Muni, Transamerica International Equity, Transamerica International Growth, Transamerica International Small Cap Value, Transamerica International Stock, Transamerica Large Cap Value, Transamerica Large Core, Transamerica Large Growth, Transamerica Large Value Opportunities, Transamerica Mid Cap Growth, Transamerica Mid Cap Value Opportunities, Transamerica MLP & Energy Income, Transamerica Multi-Asset Income (formerly Transamerica Strategic High Income), Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Core, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Unconstrained Bond and Transamerica US Growth (collectively referred to as the “Funds”), (thirty-nine of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the statement of cash flows for Transamerica Event Driven for the year ended October 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (thirty-nine of the Funds constituting Transamerica Funds) at October 31, 2019, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, and the statement of cash flows for Transamerica Event Driven for the year ended October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Transamerica Bond

Transamerica Capital Growth

Transamerica Dividend Focused

Transamerica Dynamic Allocation

Transamerica Dynamic Income

Transamerica Emerging Markets Debt

Transamerica Emerging Markets Equity

Transamerica Floating Rate

Transamerica Global Equity

Transamerica Government Money Market

Transamerica High Yield Bond

Transamerica High Yield Muni

Transamerica Inflation Opportunities

Transamerica Intermediate Muni

Transamerica International Equity

Transamerica International Growth

Transamerica International Small Cap Value

Transamerica Large Cap Value

Transamerica Mid Cap Value Opportunities

Transamerica MLP & Energy Income

Transamerica Multi-Asset Income

Transamerica Multi-Managed Balanced

Transamerica Short-Term Bond

Transamerica Small Cap Growth

Transamerica Small/Mid Cap Value

Transamerica US Growth

	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019

Transamerica Funds	Annual Report 2019

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Transamerica Balanced II

Transamerica High Quality Bond

Transamerica Inflation-Protected Securities

Transamerica Intermediate Bond

Transamerica Large Core

Transamerica Large Growth

Transamerica Large Value Opportunities

Transamerica Mid Cap Growth

Transamerica Small Cap Core

Transamerica Small Cap Value

	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019, the period from January 1, 2017 through October 31, 2017, and for each of the three years in the period ended December 31, 2016
Transamerica Event Driven	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the four years in the period ended October 31, 2019 and the period from March 31, 2015 (commencement of operations) through October 31, 2015
Transamerica Unconstrained Bond	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the four years in the period ended October 31, 2019 and the period from December 8, 2014 (commencement of operations) through October 31, 2015
Transamerica International Stock	For the year ended October 31, 2019	For the year ended October 31, 2019 and the period from September 28, 2018 (commencement of operations) through October 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, brokers and others, or by other appropriate auditing procedures where replies from brokers or others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2019

Transamerica Funds	Annual Report 2019

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2019, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Balanced II	$1,319,001
Dividend Focused	13,242,490
Emerging Markets Equity	12,639,672
Event Driven	274,032
Global Equity	202,763
High Yield Bond	1,477,644
International Equity	115,496,929
International Growth	25,097,645
International Small Cap Value	13,027,026
International Stock	26,058
Large Cap Value	40,994,363
Large Core	5,256,159
Large Growth	4,260,636
Large Value Opportunities	15,271,025
Mid Cap Growth	421,220
Mid Cap Value Opportunities	18,676,600
MLP & Energy Income	3,003,622
Multi-Asset Income	2,506,178
Multi-Managed Balanced	10,307,855
Small Cap Core	2,474,522
Small Cap Value	1,849,305
Small/Mid Cap Value	10,313,127
US Growth	9,181,580

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Balanced II	55%
Dividend Focused	80
Event Driven	26
Global Equity	65
High Yield Bond	2
Large Cap Value	100
Large Core	52
Large Growth	80
Large Value Opportunities	58
Mid Cap Growth	36
Mid Cap Value Opportunities	100
MLP & Energy Income	100
Multi-Asset Income	34
Multi-Managed Balanced	68
Small Cap Core	50
Small Cap Value	100
Small/Mid Cap Value	100
US Growth	73

Transamerica Funds	Annual Report 2019

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION (continued)

For tax purposes, the long-term capital gain designations for the year ended October 31, 2019 are as follows:

Fund	Long-Term Capital Gain Designation
Balanced II	$3,688,941
Capital Growth	68,760,661
Dividend Focused	77,616,309
Event Driven	868,747
International Equity	156,243,080
International Growth	166,373,934
International Small Cap Value	39,014,265
Large Cap Value	194,958,742
Large Core	32,294,175
Large Growth	61,196,601
Large Value Opportunities	70,167,964
Mid Cap Growth	19,314,368
Mid Cap Value Opportunities	98,372,465
Multi-Asset Income	2,147,029
Multi-Managed Balanced	57,067,739
Small Cap Core	13,484,067
Small Cap Growth	13,388,889
Small Cap Value	21,910,662
Small/Mid Cap Value	74,299,095
US Growth	87,295,177

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Emerging Markets Equity	$22,985,424	$3,066,002
Global Equity	733,308	112,389
International Equity	124,966,706	9,681,667
International Growth	27,737,993	2,241,295
International Small Cap Value	14,386,446	1,664,586
International Stock	160,541	23,972

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 19-20, 2019, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Balanced II	Transamerica International Growth
Transamerica Bond	Transamerica International Small Cap Value
Transamerica Capital Growth	Transamerica Large Cap Value
Transamerica Dividend Focused	Transamerica Large Core
Transamerica Dynamic Allocation	Transamerica Large Growth
Transamerica Dynamic Income	Transamerica Large Value Opportunities
Transamerica Emerging Markets Debt	Transamerica Mid Cap Growth
Transamerica Emerging Markets Equity	Transamerica Mid Cap Value Opportunities
Transamerica Event Driven	Transamerica MLP & Energy Income
Transamerica Floating Rate	Transamerica Multi-Asset Income (formerly Transamerica Strategic High Income)
Transamerica Global Equity	Transamerica Multi-Managed Balanced
Transamerica High Quality Bond	Transamerica Short-Term Bond
Transamerica High Yield Bond	Transamerica Small Cap Core
Transamerica High Yield Muni	Transamerica Small Cap Growth
Transamerica Inflation Opportunities	Transamerica Small Cap Value
Transamerica Inflation-Protected Securities	Transamerica Small/Mid Cap Value
Transamerica Intermediate Bond	Transamerica Unconstrained Bond
Transamerica Intermediate Muni	Transamerica US Growth
Transamerica International Equity

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements”) between TAM and the corresponding sub-advisers listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”) and the renewal of the investment sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement” and, together with the Sub-Advisory Agreements and the Management Agreement, the “Agreements”) with respect to the Transamerica Dynamic Allocation Fund between QS Investors, LLC and Western Asset Management Company (the “Sub-Sub-Adviser”).

Fund	Sub-Adviser(s)
Transamerica Balanced II	Aegon USA Investment Management, LLC J.P. Morgan Investment Management Inc.
Transamerica Bond	Aegon USA Investment Management, LLC
Transamerica Capital Growth	Morgan Stanley Investment Management Inc.
Transamerica Dividend Focused	Barrow, Hanley, Mewhinney & Strauss, LLC
Transamerica Dynamic Allocation	QS Investors, LLC (Sub-Sub-Adviser Western Asset Management Company)
Transamerica Dynamic Income	QS Investors, LLC
Transamerica Emerging Markets Debt	Logan Circle Partners, L.P.
Transamerica Emerging Markets Equity	ClariVest Asset Management LLC
Transamerica Event Driven	Advent Capital Management, LLC
Transamerica Floating Rate	Aegon USA Investment Management, LLC
Transamerica Global Equity	Rockefeller and Co., Inc.
Transamerica High Quality Bond	Merganser Capital Management, LLC
Transamerica High Yield Bond	Aegon USA Investment Management, LLC
Transamerica High Yield Muni	Belle Haven Investments, L.P.
Transamerica Inflation Opportunities	PineBridge Investments LLC
Transamerica Inflation-Protected Securities	PineBridge Investments LLC
Transamerica Intermediate Bond	Aegon USA Investment Management, LLC
Transamerica Intermediate Muni	Belle Haven Investments, L.P.
Transamerica International Equity	Thompson, Siegel & Walmsley LLC
Transamerica International Growth	TD Greystone Asset Management
Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC
Transamerica Large Cap Value	Levin Easterly Partners LLC
Transamerica Large Core	PineBridge Investments LLC

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Fund	Sub-Adviser(s)
Transamerica Large Growth	Jennison Associates LLC Wellington Management Company LLP
Transamerica Large Value Opportunities	PineBridge Investments LLC
Transamerica Mid Cap Growth	Wellington Management Company LLP
Transamerica Mid Cap Value Opportunities	Thompson, Siegel & Walmsley LLC
Transamerica MLP & Energy Income	Kayne Anderson Capital Advisors, L.P.
Transamerica Multi-Asset Income (formerly Transamerica Strategic High Income)	Thompson, Siegel & Walmsley LLC
Transamerica Multi-Managed Balanced	Aegon USA Investment Management, LLC J.P. Morgan Investment Management Inc.
Transamerica Short-Term Bond	Aegon USA Investment Management, LLC
Transamerica Small Cap Core	Systematic Financial Management L.P.
Transamerica Small Cap Growth	Ranger Investment Management, L.P.
Transamerica Small Cap Value	Peregrine Capital Management, LLC
Transamerica Small/Mid Cap Value	Systematic Financial Management L.P. Thompson, Siegel & Walmsley LLC
Transamerica Unconstrained Bond	PineBridge Investments LLC
Transamerica US Growth	Wellington Management Company, LLP

Following its review and consideration, the Board determined that the terms of the Management Agreement, each Sub-Advisory Agreement, and the Sub-Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2020.

Prior to reaching their decision, the Trustees requested and received from TAM, each Sub-Adviser, and the Sub-Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM, each Sub-Adviser, and the Sub-Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM, each Sub-Adviser, and the Sub-Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser and the Sub-Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM, any Sub-Adviser, or the Sub-Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM, each Sub-Adviser, and the Sub-Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s, each Sub-Adviser’s, and the Sub-Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser and the Sub-Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and the Sub-Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2018. Based on these considerations, the Board determined that TAM, each Sub-Adviser, and the Sub-Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Balanced II. The Board noted that the performance of Class R Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class R shares of the Fund was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3-, 5- and 10-year periods. The Board noted that the Fund’s equity sub-adviser, J.P. Morgan Investment Management Inc., had commenced subadvising that portion of the Fund on July 9, 2010 pursuant to its current equity investment strategies. The Board also noted that the Fund’s fixed income sub-adviser, Aegon USA Investment Management, LLC, had commenced subadvising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of two Transamerica Partners funds on September 15, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Balanced, effective as of that date in place of its own historical performance record.

Transamerica Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period.

Transamerica Capital Growth. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on March 22, 2011 pursuant to its current investment strategies.

Transamerica Dividend Focused. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Transamerica Dynamic Allocation. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 5-year periods and in line with the median for the past 3-year period. The Board also noted that the

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

performance of Class I Shares of the Fund was below its composite benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s Sub-Adviser and Sub-Sub-Adviser had commenced subadvising the Fund on May 1, 2015 pursuant to its current investment objective and investment strategies.

Transamerica Dynamic Income. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-year period and below the median for the past 1- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its composite benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on May 1, 2015 pursuant to its current investment strategies. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Transamerica Emerging Markets Debt. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-year period, in line with the median for the past 5-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1- and 5-year periods.

Transamerica Emerging Markets Equity. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 3-year period and below the median for the past 1- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Event Driven. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-year period. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Transamerica Floating Rate. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 5-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Global Equity. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5-year period. The Board also noted that the performance of Class I Shares of the Fund was below its primary benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on September 4, 2014 pursuant to its current investment strategies.

Transamerica High Quality Bond. The Board noted that the performance of Class I3 Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I3 Shares of the Fund was below its benchmark for the past 1-year period. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional High Quality Bond, effective as of that date in place of its own historical performance record.

Transamerica High Yield Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods.

Transamerica High Yield Muni. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period, in line with the median for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 5-year period and below its benchmark for the past 1- and 3-year periods. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Transamerica Inflation Opportunities. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-year period. The Trustees observed that the Fund ranked in the top quintile of its peer universe during the first quarter of 2019.

Transamerica Inflation-Protected Securities. The Board noted that the performance of Class I3 Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I3 Shares of the Fund was in line with its benchmark for the past 1-year period. The Board noted that the Fund’s sub-adviser had commenced subadvising the

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Fund on June 29, 2018 pursuant to its current investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Inflation-Protected Securities, effective as of that date in place of its own historical performance record.

Transamerica Intermediate Bond. The Board noted that the performance of Class I3 Shares of the Fund was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I3 Shares of the Fund was below its benchmark for the past 1-year period. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on May 1, 2014 pursuant to its current investment objective. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 24, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Core Bond, effective as of that date in place of its own historical performance record.

Transamerica Intermediate Muni. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period.

Transamerica International Equity. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 5- and 10-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 10-year period and below its benchmark for the past 1-, 3- and 5-year periods.

Transamerica International Growth. The Board noted that the performance of Class I2 Shares of the Fund was in line with the median for its peer universe for the past 5- and 10-year periods and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on March 1, 2018 pursuant to its current investment objective and investment strategies.

Transamerica International Small Cap Value. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 5-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3- and 5-year periods.

Transamerica Large Cap Value. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on July 31, 2012 pursuant to its current investment objective and investment strategies. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Transamerica Large Core. The Board noted that the performance of Class I3 Shares of the Fund was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I3 Shares of the Fund was below its benchmark for the past 1-year period. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on September 4, 2018 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Core, effective as of that date in place of its own historical performance record.

Transamerica Large Growth. The Board noted that the performance of Class I3 Shares of the Fund was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I3 Shares of the Fund was above its primary benchmark for the past 1-year period. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Growth, effective as of that date in place of its own historical performance record.

Transamerica Large Value Opportunities. The Board noted that the performance of Class I3 Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I3 Shares of the Fund was below its primary benchmark for the past 1-year period. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

September 4, 2018 pursuant to its current investment objective, investment strategies and benchmark. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on May 5, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Value, effective as of that date in place of its own historical performance record.

Transamerica Mid Cap Growth. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on December 1, 2018 pursuant to its current investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Mid Growth, effective as of that date in place of its own historical performance record. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Transamerica Mid Cap Value Opportunities. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-year period.

Transamerica MLP & Energy Income. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for the past 1- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its primary benchmark for the past 1-, 3- and 5-year periods.

Transamerica Multi-Asset Income. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its composite benchmark for the past 1- and 3-year periods.

Transamerica Multi-Managed Balanced. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3- and 5-year periods. The Board noted that the Fund’s equity sub-adviser, J.P. Morgan Investment Management Inc., had commenced subadvising that portion of the Fund on March 22, 2011 pursuant to its current equity investment objective and investment strategies. The Board also noted that the Fund’s fixed income sub-adviser, Aegon USA Investment Management, LLC, had commenced subadvising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies.

Transamerica Short-Term Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period.

Transamerica Small Cap Core. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its primary benchmark for the past 1-, 3- and 5-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Small Core, effective as of that date in place of its own historical performance record.

Transamerica Small Cap Growth. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period, in line with the median for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Small Cap Value. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on November 1, 2018 pursuant to its current investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Small Value, effective as of that date in place of its own historical performance record. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Small/Mid Cap Value. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that Systematic Financial Management, L.P. had previously served as the Fund’s sole sub-adviser, beginning on March 22, 2011, pursuant to different investment strategies. The Board also noted that Thompson, Siegel & Walmsley LLC had commenced subadvising the Fund’s mid-cap sleeve and Systematic Financial Management, L.P. had continued subadvising the Fund’s small-cap sleeve pursuant to the Fund’s current investment strategies on December 5, 2016.

Transamerica Unconstrained Bond. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1-year period. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Transamerica US Growth. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period and in line with the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on March 22, 2011 and commenced using its current investment objective and investment strategies on July 1, 2014.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Advisers and the Sub-Sub-Adviser for sub-advisory services and sub-sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fee(s) and sub-sub-advisory fees, and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Balanced II. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Bond. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Capital Growth. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dividend Focused. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Dynamic Allocation. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dynamic Income. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Debt. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Equity. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Event Driven. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Floating Rate. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Equity. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees and TAM agreed upon a reduction to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Quality Bond. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I3 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Bond. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Muni. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Inflation Opportunities. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Inflation-Protected Securities. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I3 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Intermediate Bond. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I3 Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Intermediate Muni. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Equity. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Growth. The Board noted that the Fund’s contractual management fee and actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Small Cap Value. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Cap Value. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees and TAM agreed upon a reduction to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Core. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I3 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Growth. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I3 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Value Opportunities. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I3 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Growth. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Mid Cap Value Opportunities. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica MLP & Energy Income. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Asset Income. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Managed Balanced. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Short-Term Bond. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees and TAM agreed upon a reduction to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Core. The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Growth. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Value. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small/Mid Cap Value. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Unconstrained Bond. The Board noted that the Fund’s contractual management fee was below the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees and TAM agreed upon a reduction to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica US Growth. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees noted that they had approved a reduction to the Fund’s management fee schedule in March 2019 that would take effect August 2019. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management, sub-advisory fees, and sub-sub-advisory fee to be received by TAM, the Sub-Advisers, and the Sub-Sub-Adviser under the Management Agreement, each Sub-Advisory Agreement, and the Sub-Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM (with the exception of those fees paid to Aegon USA Investment Management, LLC (“AUIM”), which is affiliated with TAM), and are paid by TAM and not the applicable Fund. As a result, for those Funds not sub-advised by AUIM, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund. For each Fund sub-advised by AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to each Fund. As a result, the Board focused on profitability information for TAM and its affiliates and AUIM in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM, a Sub-Adviser, or the Sub-Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the Sub-Sub-Adviser’s sub-sub-advisory fee schedule, and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Board considered that certain Funds’ sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers and the Sub-Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates, the Sub-Advisers, and/or the Sub-Sub-Adviser from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, the Sub-Advisers, and/or the Sub-Sub-Adviser from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds and that TAM believes the use of soft dollars by Advent Capital Management, LLC, Barrow, Hanley, Mewhinney & Strauss, LLC, J.P. Morgan Investment Management Inc., Jennison Associates LLC, Kayne Anderson Capital Advisors, L.P., Levin Easterly Partners LLC, Morgan Stanley Investment

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Management Inc., Peregrine Capital Management, LLC, PineBridge Investments LLC, Ranger Investment Management, L.P., Rockefeller and Co., Inc., Systematic Financial Management L.P., TD Greystone Asset Management, Thompson, Siegel & Walmsley LLC and Wellington Management Company LLP is generally appropriate and in the best interests of the applicable Funds. The Board also noted that Barrow, Hanley, Mewhinney & Strauss, LLC, ClariVest Asset Management LLC, J.P. Morgan Investment Management Inc., Jennison Associates LLC, Levin Easterly Partners LLC, Peregrine Capital Management, LLC, PineBridge Investments LLC, Ranger Investment Management, L.P., Rockefeller and Co., Inc., Systematic Financial Management L.P., Thompson, Siegel & Walmsley LLC and Wellington Management Company LLP participate in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers and the Sub-Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement, each Sub-Advisory Agreement, and the Sub-Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2019

TRANSAMERICA GOVERNMENT MONEY MARKET

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 19-20, 2019, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Government Money Market (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Fund between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2020.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds, as prepared by Broadridge, for various

Transamerica Funds	Annual Report 2019

TRANSAMERICA GOVERNMENT MONEY MARKET

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

trailing periods ended December 31, 2018. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced subadvising the Fund on November 1, 2018 pursuant to its current investment strategies. The Board also noted that the Fund converted from a “prime” to a “government” money market fund as of May 1, 2016. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio). The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2019

TRANSAMERICA GOVERNMENT MONEY MARKET

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2019

TRANSAMERICA LARGE GROWTH

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on July 17-18, 2019, the Board considered the termination of Jennison Associates LLC (“Jennison”) as a sub-adviser for Transamerica Large Growth (the “Fund”) and the approval of Morgan Stanley Investment Management, Inc. (“Morgan Stanley”) as a replacement sub-adviser. Following their review and consideration, the Trustees determined that the terms of the proposed sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Morgan Stanley with respect to the Fund (the “Morgan Stanley Sub-Advisory Agreement”) were reasonable, and that the termination of the existing sub-advisory agreement between TAM and Jennison with respect to the Fund (the “Jennison Sub-Advisory Agreement”) and the approval of the Morgan Stanley Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board, including the Independent Trustees, unanimously approved the Morgan Stanley Sub-Advisory Agreement and authorized TAM to terminate the Jennison Sub-Advisory Agreement.

To assist the Trustees in their consideration of the Morgan Stanley Sub-Advisory Agreement, the Trustees requested and received from TAM certain materials and information in advance of the meeting. They then reviewed such information as they deemed reasonably necessary to evaluate the Morgan Stanley Sub-Advisory Agreement, including information previously obtained from TAM and Morgan Stanley in connection with the Board’s annual 15(c) approvals for other Transamerica funds sub-advised by Morgan Stanley. In addition, the Independent Trustees consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Trustees’ deliberations.

Among other matters, the Trustees considered:

(a)        that the appointment of Morgan Stanley is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b)        that Morgan Stanley is an experienced and respected asset management firm and TAM believes that Morgan Stanley has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on an assessment of Morgan Stanley’s organization, investment personnel and experience managing the same proposed investment strategy for Transamerica Capital Growth;

(c)        that the proposed management fee rate payable to TAM by the Fund would be the same at current asset levels and that the fee payable to Morgan Stanley is fair and reasonable in light of the sub-advisory services to be provided;

(d)        the fact that the sub-advisory fees payable to Morgan Stanley would be paid by TAM and not the Fund;

(e)        the proposed responsibilities of Morgan Stanley and the sub-advisory services it is expected to provide to the Fund; and

(f)        that TAM recommended to the Trustees that Morgan Stanley be appointed as a sub-adviser based on, among other things, Morgan Stanley’s experience sub-advising the proposed investment strategy for Transamerica Capital Growth.

In their deliberations, the Trustees evaluated and weighed a number of considerations that they believed to be relevant, in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Trustees based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Morgan Stanley under the Morgan Stanley Sub-Advisory Agreement, the Trustees considered, among other things, information provided by TAM regarding the operations, facilities, organization and personnel of Morgan Stanley, the anticipated ability of Morgan Stanley to perform its duties under the Morgan Stanley Sub-Advisory Agreement, and the proposed changes to the Fund’s current investment program and other practices of the Fund. The Trustees further considered that Morgan Stanley is an experienced asset management firm and that TAM believes that Morgan Stanley has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on their assessment of Morgan Stanley’s organization, investment talent and experience sub-advising other Transamerica funds. The Trustees also considered the proposed changes to the Fund’s investment objective and principal investment strategies.

Based on their review of the materials provided and the information they had received from TAM and other information reviewed in connection with the Board’s annual 15(c) approvals of other Transamerica funds sub-advised by Morgan Stanley, the Trustees determined that Morgan Stanley can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that Morgan Stanley’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Fund.

Transamerica Funds	Annual Report 2019

TRANSAMERICA LARGE GROWTH

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Investment Performance. The Trustees considered Morgan Stanley’s past performance, investment management experience, capabilities and resources. The Trustees reviewed the performance of the Fund, including as compared to its primary benchmark, its peer group and Transamerica Capital Growth, which is currently sub-advised by Morgan Stanley and employs the same investment strategy that will be used by the Fund (the “Morgan Stanley Strategy”), among other comparisons. They noted that the performance of the Morgan Stanley Strategy outperformed the Fund and its benchmark and peer group median for the past one-, three- and five-year periods ended March 31, 2019. On the basis of this information and the Trustees’ assessment of the nature, extent and quality of the services to be provided by Morgan Stanley, the Trustees concluded that Morgan Stanley is capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed new investment objective and principal investment strategies.

Management and Sub-Advisory Fees, Cost of Services to be Provided and Profitability. The Trustees considered the proposed management and sub-advisory fee schedules. The Trustees noted that the proposed sub-advisory fee rate payable by TAM to Morgan Stanley is lower at current asset levels than the current sub-advisory fee rate for Jennison. The Trustees also considered that the proposed management fee would be lower at certain asset levels and would be equal to the applicable Morningstar and Broadridge peer group medians, and that TAM considered the proposed management fee to be reasonable compensation for its services. On the basis of these considerations, together with the other information they considered, the Trustees determined that the management fee to be received by TAM and the sub-advisory fee to be received by Morgan Stanley under the Morgan Stanley Sub-Advisory Agreement are reasonable in light of the services to be provided.

With respect to Morgan Stanley’s costs and profitability in providing sub-advisory services to the Fund, the Trustees noted that the proposed sub-advisory fee schedule is the product of arm’s-length negotiation between TAM and Morgan Stanley. As a result, the Trustees did not consider Morgan Stanley’s anticipated profitability to be material to its decision to approve the Morgan Stanley Sub-Advisory Agreement. The Board also reviewed pro forma estimated profitability information provided by TAM, noting that there was expected to be an increase in the net management fees retained by TAM due to the reduced sub-advisory fees. The Trustees considered that TAM believes that the proposed net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which the proposed sub-advisory fees payable under the Morgan Stanley Sub-Advisory Agreement reflected economies of scale or would permit economies of scale to be realized in the future, the Trustees considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Trustees considered that the appointment of Morgan Stanley has the potential to attract additional assets due to Morgan Stanley’s established asset management capabilities. The Trustees concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM and the sub-advisory fees payable by TAM to Morgan Stanley in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Trustees considered any other benefits expected to be derived by Morgan Stanley from its relationship with the Fund. The Trustees noted that, although TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with Morgan Stanley or the Fund, Morgan Stanley may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the approval of the revised management fee schedule and the Morgan Stanley Sub-Advisory Agreement is in the best interests of the Fund and its shareholders and unanimously approved the revised management fee schedule and the Morgan Stanley Sub-Advisory Agreement.

Transamerica Funds	Annual Report 2019

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.

The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 133 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Fund’s website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (46)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

				133	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (2016 – present); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017 – present)

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (71)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	128	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (67)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	128	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (63)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2002 – 2015);	128	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (73)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	128	N/A
Fredric A. Nelson III (62)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	128	N/A
John E. Pelletier (55)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);	128	N/A

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (69)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	128	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (67)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	128	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);

Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)

(2013 – present)

Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);

Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2019

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (46)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (49)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST;

Vice President and Chief Investment Officer, TET (2017 – present)

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – present);

Registered Representative (2007 – 2016), TCI; and Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (59)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present);

Chief Investment Officer, TET (2017 – present)

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); and

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014).

Transamerica Funds	Annual Report 2019

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (49)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present), TET (2017 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); and

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014).

Francine J. Rosenberger (51)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Chief Compliance Officer (2019 – present), TAM;

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (41)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Anti-Money Laundering Officer (2019 – present), TAM;

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present); Attorney, Anti-Money Laundering Compliance Officer (Annuity products), Transamerica Life Insurance Company/Aegon USA (2006 – 2015).

Erin D. Nelson (42)	Chief Legal Officer and Secretary	Since 2019

Chief Legal Officer and Secretary, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Assistant General Counsel and Assistant Secretary, TAM (2019 – present), Assistant General Counsel and Assistant Secretary, TFS (2019 – Present);

Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019);

Vice President, Deputy Chief Compliance Officer, ALPS Advisors, Inc. (2015).

Transamerica Funds	Annual Report 2019

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Rhonda A. Mills (53)	Assistant Secretary	Since 2016

Assistant Secretary, Transamerica Funds, TST and TAAVF (2019 – present);

Secretary, Transamerica Funds, TST and TAAVF (2019); Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – 2019);

Assistant Secretary, TPP, TPFG and TPFG II (2016 – 2018);

Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;

Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present),

TFS; Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);

Managing Member, Mills Law, LLC (2010 – 2011);

Counsel, Old Mutual Capital (2006-2009);

Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and

Securities Counsel, J.D. Edwards (2000 – 2003).

Blake Boettcher (33)	Tax Manager	Since 2018	Tax Manager, Transamerica Funds, TST, TAAVF and TET (2018 – present); Senior Manager – Tax, Charles Schwab Investment Management (2015 – 2017); and Tax Manager, Deloitte Tax LLP (2012 – 2015).
Peter Sattelmair (42)	Assistant Treasurer	Since 2018

Assistant Treasurer, Transamerica Funds, TST and TAAVF (2018 – present);

Director, Fund Administration, TAM (2014 – present); and

Vice President and Assistant Vice President, Fund Administration, State Street Corporation (2007 – 2014).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2019

LIQUIDITY RISK MANAGEMENT PROGRAM (“LRMP”)

(unaudited)

Per initial requirements for SEC Rule 22e-4, TAM established a LRMP in 2018. The Board appointed TAM as the LRMP Administrator in September of 2018 and approved the LRMP in March of 2019. In advance of the final compliance date of June 1, 2019, TAM successfully completed the liquidity rule implementation. All Funds were on-boarded to the State Street Global Exchange (SSGX) truView system (a third-party liquidity bucketing tool) at the end of December 2018. TAM currently has policies and procedures established for the day to day monitoring of liquidity risk, and continues to test and improve these policies and procedures as may be required.

Transamerica Funds	Annual Report 2019

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.tranasmercia.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2019

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2019

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

134144 10/19

© 2019 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2019

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the funds intend to no longer mail paper copies of the funds’ shareholder reports, unless you specifically request paper copies of the reports from a fund or your financial intermediary (such as broker-dealer or bank). Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary or, if you are a direct shareholder with a fund, by calling 1-888-233-4339.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports a funds is held through that intermediary. If you are a direct shareholder with a fund, you can call 1-888-233-4339 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Transamerica funds held directly with the fund complex.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2019

Dear Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission currently requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2019.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. As the period began, domestic and international markets were in the beginning phase of a fourth quarter decline which would eventually take the S&P 500® down almost 20% from its previous record high. Investor anxiety was primarily driven by two dynamics creating high levels of uncertainty as the year was concluding. These dynamics were Federal Reserve (“Fed”) policy and the ongoing trade dispute with China.

Selling accelerated into year-end as the Fed implemented its fourth rate hike of the year and ninth since its tightening cycle had begun three years earlier. This played into developing market fears that the Fed was on the verge of a major policy error, of raising rates into a slowing economy. Parallel to concerns with the Fed, the market also grappled with deteriorating trade relations with China and the prospect of additional U.S. imposed tariffs. Together, these two concerns sent stocks sliding as the market experienced its worst month of December in more than eighty-five years. Unlike the equity markets, however, the December strains also garnered a flight to quality in U.S. Treasury bonds and a large downward move in the 10-year Treasury yield which fell by over a half a percent, from 3.24% on November 8th to 2.69% by the end of 2018.

As the calendar turned to 2019, the Fed quickly changed its perspective to one of patience, and it became clear to the market that no further rate hikes were likely in the immediate future. In May, markets were surprised to hear that a trade deal with China would not come to fruition as expected, and a new round of tariffs went into effect. This jolted stocks to some extent, however, the Fed acted quickly, first by signaling in June that it was ready to reverse course and begin reducing rates starting with a rate cut of 0.25% at the July meeting. As trade uncertainty with China continued and the rhetoric escalated, the Fed cut rates twice more in September and October, negating three of the four hikes from the year past. During the summer, investors also witnessed the inversion of the yield curve, as long-term Treasury rates fell below short-term rates, stoking recession fears. However, by late October, after the Fed had enacted its third rate cut of the year, long-term rates rose, and the yield curve moved back into a traditional upward slope.

In the credit markets, investment grade and high yield bonds began 2019 with elongated credit spreads as a result of the economic fears created from the Fed’s tightening activity toward the end of 2018 and the potential impact of tariffs on the U.S. economy. As both those fears thawed throughout the year, credit spreads narrowed, market fundamentals remained strong and corporate bonds posted strong returns throughout the first half of the year. International developed and emerging markets equities also recovered well during this time.

As the autumn months began, investors could also recognize the continued strength in the economy. The unemployment rate continued close to the lowest level in a half century, wages continued to grow, inflation remained benign and consumer spending progressed on a strong path. In this environment, lower rates also helped equity valuations as the market looked forward to higher earnings growth in 2020.

For the 12-month period ended October 31, 2019, the S&P 500® Index returned 14.33% while the MSCI EAFE Index, representing international developed market equities, returned 11.63%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays U.S. Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2019, and held for the entire six-month period until October 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Transamerica Core Bond	$1,000.00	$1,058.20	$2.49	$1,022.80	$2.45	0.48%
Transamerica Global Real Estate Securities	1,000.00	1,084.50	9.72	1,015.90	9.40	1.85
Transamerica International Value	1,000.00	1,007.20	5.06	1,020.20	5.09	1.00
Transamerica Long/Short Strategy	1,000.00	1,014.40	21.07	1,004.30	20.97	4.15
Transamerica Mid Cap Value	1,000.00	1,008.50	4.61	1,020.60	4.63	0.91
Transamerica Total Return	1,000.00	1,055.20	3.73	1,021.60	3.67	0.72

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

(unaudited)

MARKET ENVIRONMENT

Markets experienced a tumultuous end to 2018, as uncertainty roiled markets, culminating in a sharp risk-off move and heightened volatility. Concerns about further escalations in the U.S./China trade dispute, a poorer earnings growth outlook, the threat of a global economic slowdown, and a plunge in energy prices weighed on sentiment.

Risk assets rebounded in the first quarter of 2019 following the rocky end to 2018. Optimism for a U.S./China trade agreement and dovish Federal Reserve (“Fed”) rhetoric propelled risk assets higher despite a string of weak economic data releases in Europe and China. In essence, markets were acting as if they believed that these economies would stabilize and avoid a hard landing.

Risk assets and U.S. government securities all rallied in the second quarter amid sub-trend global growth, ongoing trade tensions and a dovish shift from the Fed. The threat of intensifying trade tensions dominated the narrative throughout spring and summer. As such, the market began to price in expectations of multiple Fed rate cuts.

Economic growth and global trade continued to dominate investor attention at the end of the fiscal period. The last months of the period was marked by a continued slowdown in the global economy, offset by further monetary easing from the U.S. and Europe, and the appearance of progress in the U.S./China trade negotiations. This optimism helped risk assets rally while continued downward pressure on rates pushed government bonds higher as well. The Fed cut interest rates 25 basis points (“bps”) at the July, September and October meetings, bringing the fed funds rate target range to 1.50%—1.75% in an attempt to prolong the expansion in the face of a slowdown in the pace of economic growth.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Core Bond (Class I2) returned 11.40%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 11.51%.

STRATEGY REVIEW

U.S. Treasury yields fell across the curve, with longer-term rates falling further and flattening the yield curve during the period. The 2-year Treasury fell by 70 bps to finish the period at 1.54%, while the 10-year yield fell by 145 bps to finish at 1.69%. Duration and yield curve positioning were both positive for the Fund, as we finished the fiscal period with a longer duration, overweight the 5 to 10-year key rate durations (“KRD”), and underweight the 30-year KRD. Our underweight to Treasury debt was positive for performance as most spread sectors outperformed their risk-free counterparts, with the exception of agency mortgage-backed Securities (“MBS”). Security selection in Treasurys was a slight detractor, as an out-of-benchmark allocation to Separate Trading of Registered Interest and Principal of Securities (“STRIP”)-Coupons underperformed Treasury whole bonds.

An underweight to investment-grade credit was a slight detractor, as that was the best performer during the period, however, the negative impact of the underweight was more than offset by positive security selection in the sector. Security selection within structured products like asset-backed securities (“ABS”) and commercial and non-agency MBS was also positive. On the other hand, security selection to agency mortgages was a detractor during the period.

Our sector allocations did not change dramatically throughout the period. We remained underweight to Treasury debt, overweight in mortgage securities and ABS, and neutral weight in corporate bonds. Duration ended the fiscal year at 5.84 years as compared to 5.69 years for the benchmark.

Richard Figuly

Barbara Miller

Justin Rucker

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agency Obligations	31.4%
Corporate Debt Securities	25.1
U.S. Government Obligations	23.0
Asset-Backed Securities	13.3
Mortgage-Backed Securities	3.2
Repurchase Agreement	2.1
Other Investment Company	1.2
Foreign Government Obligations	0.7
Municipal Government Obligations	0.5
Net Other Assets (Liabilities)	(0.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	54.4%
AAA	6.9
AA	3.8
A	11.5
BBB	14.4
BB	0.2
B	0.0 *
CCC and Below	0.1
Not Rated	9.2
Net Other Assets (Liabilities)	(0.5)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	7.73
Duration †	5.84

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I2 (NAV)	11.40%	3.34%	3.87%	07/01/2009
Bloomberg Barclays US Aggregate Bond Index (A)	11.51%	3.24%	3.73%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in bond funds entails interest rate and credit risk as well as additional risks in that the Fund may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES - 13.3%
ABFC Trust Series 2005-AQ1, Class A4, 4.71% (A), 01/25/2034	$ 125,801	$ 127,932
Academic Loan Funding Trust
Series 2013-1A, Class A,
1-Month LIBOR + 0.80%, 2.62% (A), 12/26/2044 (B)	478,586	475,014
American Credit Acceptance Receivables Trust
Series 2016-2, Class C,
6.09%, 05/12/2022 (B)	395,395	396,842
Series 2016-3, Class C,
4.26%, 08/12/2022 (B)	527,148	529,907
Series 2016-4, Class C,
2.91%, 02/13/2023 (B)	76,357	76,384
Series 2018-2, Class B,
3.46%, 08/10/2022 (B)	865,060	866,482
American Homes 4 Rent Trust
Series 2014-SFR2, Class A,
3.79%, 10/17/2036 (B)	2,022,991	2,140,194
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (B)	200,000	222,778
Series 2014-SFR3, Class D,
5.04%, 12/17/2036 (B)	270,000	292,676
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (B)	725,000	814,587
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (B)	917,741	959,120
Series 2015-SFR1, Class D,
4.41%, 04/17/2052 (B)	1,800,000	1,908,145
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (B)	825,000	901,453
Series 2015-SFR2, Class E,
6.07%, 10/17/2052 (B)	1,155,000	1,293,765
American Tower Trust #1 Series 2013-2A, Class 2A, 3.07%, 03/15/2048 (B)	400,000	404,995
AmeriCredit Automobile Receivables Trust
Series 2016-4, Class B,
1.83%, 12/08/2021	641,603	641,141
Series 2017-1, Class B,
2.30%, 02/18/2022	406,000	406,208
Series 2017-1, Class C,
2.71%, 08/18/2022	218,000	219,690
Series 2017-1, Class D,
3.13%, 01/18/2023	489,000	496,364
B2R Mortgage Trust
Series 2015-2, Class A,
3.34%, 11/15/2048 (B)	354,474	356,404
Series 2016-1, Class A,
2.57%, 06/15/2049 (B)	895,752	896,543
Business Jet Securities LLC
Series 2018-1, Class A,
4.34%, 02/15/2033 (B)	1,127,134	1,141,051
Series 2018-2, Class A,
4.45%, 06/15/2033 (B)	1,381,456	1,404,409
Series 2019-1, Class A,
4.21%, 07/15/2034 (B)	2,637,358	2,707,503

	Principal	Value
ASSET-BACKED SECURITIES (continued)
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (B)	$ 94,716	$ 94,710
Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 07/17/2023	185,000	185,445
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (C) (D) (E)	1,875,766	1,871,662
Capital Auto Receivables Asset Trust Series 2018-1, Class A3, 2.79%, 01/20/2022 (B)	2,173,024	2,179,285
CarMax Auto Owner Trust Series 2016-2, Class A3, 1.52%, 02/16/2021	16,937	16,933
Carnow Auto Receivables Trust Series 2017-1A, Class A, 2.92%, 09/15/2022 (B)	60,372	60,377
Carvana Auto Receivables Trust Series 2019-3A, Class D, 3.04%, 04/15/2025 (B)	2,770,000	2,780,568
Chase Funding Trust
Series 2003-2, Class 2A2,
1-Month LIBOR + 0.56%, 2.38% (A), 02/25/2033	419,129	410,883
Series 2003-6, Class 1A5,
5.03% (A), 11/25/2034	202,681	213,925
CIG Auto Receivables Trust Series 2017-1A, Class A, 2.71%, 05/15/2023 (B)	153,067	153,311
Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-UP1, Class A, 3.95% (A), 04/25/2032 (B)	777	762
CLUB Credit Trust Series 2017-P2, Class A, 2.61%, 01/15/2024 (B)	113,291	113,331
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (B)	470,876	471,196
COOF Securitization Trust, Ltd., Interest Only STRIPS Series 2014-1, Class A, 3.21% (A), 06/25/2040 (B)	282,432	25,746
Corevest American Finance Trust Series 2019-1, Class B, 3.88%, 03/15/2052 (B)	1,300,000	1,383,916
CPS Auto Receivables Trust
Series 2014-D, Class C,
4.35%, 11/16/2020 (B)	27,421	27,445
Series 2015-A, Class C,
4.00%, 02/16/2021 (B)	43,685	43,765
Series 2015-C, Class D,
4.63%, 08/16/2021 (B)	464,392	468,503
Series 2016-C, Class C,
3.27%, 06/15/2022 (B)	336,305	336,786
Series 2017-C, Class C,
2.86%, 06/15/2023 (B)	1,150,000	1,151,751

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Credit Acceptance Auto Loan Trust
Series 2017-1A, Class A,
2.56%, 10/15/2025 (B)	$ 123,806	$ 123,855
Series 2017-1A, Class B,
3.04%, 12/15/2025 (B)	272,000	273,182
Series 2017-1A, Class C,
3.48%, 02/17/2026 (B)	250,000	251,649
Series 2017-2A, Class C,
3.35%, 06/15/2026 (B)	272,000	274,512
Series 2018-1A, Class A,
3.01%, 02/16/2027 (B)	859,000	863,980
CSMA SFR Holdings LLC Series 2019-1, Class A, 2.00%, 04/25/2023	2,046,764	2,046,354
Diamond Resorts Owner Trust
Series 2017-1A, Class A,
3.27%, 10/22/2029 (B)	458,901	463,968
Series 2018-1, Class A,
3.70%, 01/21/2031 (B)	911,551	930,372
Drive Auto Receivables Trust
Series 2015-DA, Class D,
4.59%, 01/17/2023 (B)	259,263	260,208
Series 2016-CA, Class D,
4.18%, 03/15/2024 (B)	1,126,000	1,141,943
Series 2017-1, Class C,
2.84%, 04/15/2022	206,188	206,297
Series 2017-1, Class D,
3.84%, 03/15/2023	1,983,000	2,004,537
Series 2017-2, Class C,
2.75%, 09/15/2023	424,222	424,366
Series 2017-3, Class D,
3.53%, 12/15/2023 (B)	3,800,000	3,842,072
Series 2017-AA, Class C,
2.98%, 01/18/2022 (B)	87,369	87,445
Series 2017-AA, Class D,
4.16%, 05/15/2024 (B)	648,000	657,207
Series 2018-3, Class C,
3.72%, 09/16/2024	1,625,000	1,641,735
Series 2019-1, Class D,
4.09%, 06/15/2026	645,000	667,037
DT Asset Trust Series 2017, Class B, 5.84%, 12/16/2022	1,100,000	1,100,555
DT Auto Owner Trust
Series 2016-4A, Class D,
3.77%, 10/17/2022 (B)	419,145	421,421
Series 2017-1A, Class D,
3.55%, 11/15/2022 (B)	565,341	569,026
Series 2017-2A, Class C,
3.03%, 01/17/2023 (B)	107,605	107,639
Series 2017-3A, Class D,
3.58%, 05/15/2023 (B)	534,000	538,305
Series 2018-1A, Class C,
3.47%, 12/15/2023 (B)	961,000	966,234
Series 2018-1A, Class D,
3.81%, 12/15/2023 (B)	681,000	690,611
Series 2019-4A, Class C,
2.73%, 07/15/2025 (B)	1,819,000	1,818,902

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (B)	$ 63,287	$ 63,347
Exeter Automobile Receivables Trust
Series 2015-2A, Class C,
3.90%, 03/15/2021 (B)	22,861	22,879
Series 2016-1A, Class C,
5.52%, 10/15/2021 (B)	355,281	357,220
Series 2016-3A, Class B,
2.84%, 08/16/2021 (B)	65,700	65,733
Series 2017-1A, Class C,
3.95%, 12/15/2022 (B)	315,000	318,535
Series 2017-3A, Class A,
2.05%, 12/15/2021 (B)	16,553	16,552
Series 2018-4A, Class B,
3.64%, 11/15/2022 (B)	744,000	749,246
First Investors Auto Owner Trust
Series 2017-2A, Class B,
2.65%, 11/15/2022 (B)	866,000	868,396
Series 2017-2A, Class C,
3.00%, 08/15/2023 (B)	1,500,000	1,508,427
Series 2017-3A, Class A2,
2.41%, 12/15/2022 (B)	1,089,000	1,089,934
Flagship Credit Auto Trust
Series 2015-3, Class B,
3.68%, 03/15/2022 (B)	44,112	44,154
Series 2015-3, Class C,
4.65%, 03/15/2022 (B)	189,000	191,191
Series 2016-1, Class C,
6.22%, 06/15/2022 (B)	1,050,000	1,083,438
Series 2016-4, Class C,
2.71%, 11/15/2022 (B)	747,000	750,384
Series 2018-3, Class C,
3.79%, 12/16/2024 (B)	2,029,000	2,090,264
Fort Cre LLC
1-Month LIBOR + 2.83%, 4.65% (A), 11/16/2035 (B)	3,195,000	3,193,209
Foundation Finance Trust Series 2019-1A, Class A, 3.86%, 11/15/2034 (B)	889,372	904,727
FREED ABS Trust Series 2019-2, Class A, 2.62%, 11/18/2026 (B)	1,145,000	1,144,692
Freedom Financial Trust
Series 2018-1, Class A,
3.61%, 07/18/2024 (B)	401,767	403,885
Series 2018-2, Class A,
3.99%, 10/20/2025 (B)	960,311	967,768
FTF Funding II LLC Series 2019-1, Class A, Zero Coupon, 08/15/2020	2,460,000	2,460,609
GLS Auto Receivables Trust
Series 2016-1A, Class C,
6.90%, 10/15/2021 (B)	477,879	486,057
Series 2017-1A, Class B,
2.98%, 12/15/2021 (B)	1,002,749	1,004,121
GM Financial Automobile Leasing Trust Series 2017-2, Class A4, 2.18%, 06/21/2021	279,000	279,028

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
GMAT Trust Series 2013-1A, Class A, 6.97% (A), 11/25/2043 (B)	$ 2,518	$ 2,519
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (B)	74,208	74,289
Golden Bear LLC Series 2016-R, Class R, 5.65%, 09/20/2047 (B)	351,784	354,002
Goodgreen Trust
Series 2017, Class R1,
5.00%, 10/20/2051	2,057,396	2,036,568
Series 2017-1A, Class A,
3.74%, 10/15/2052 (B)	250,393	261,398
Series 2017-2A, Class A,
3.26%, 10/15/2053 (B)	1,267,794	1,299,407
Series 2019-2A, Class A,
2.76%, 04/15/2055 (B)	1,400,000	1,390,381
Hero Funding Trust
Series 2016-3A, Class A1,
3.08%, 09/20/2042 (B)	303,319	309,283
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (B)	803,070	846,104
Series 2017-3A, Class A2,
3.95%, 09/20/2048 (B)	1,100,112	1,150,928
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (B)	246,977	247,934
Kabbage Funding LLC Series 2019-1, Class A, 3.83%, 03/15/2024 (B)	2,735,000	2,773,670
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.83% (A), 08/25/2038 (B)	1,491,909	33,671
Series 2014-2, Class A,
3.14% (A), 04/25/2040 (B)	259,514	21,104
LV Tower 52 Series 2013-1, Class A, 5.75%, 07/15/2019 (B)	956,188	965,721
Mariner Finance Issuance Trust Series 2019-AA, Class B, 3.51%, 07/20/2032 (B)	1,335,000	1,346,911
Marlette Funding Trust Series 2018-1A, Class A, 2.61%, 03/15/2028 (B)	34,336	34,339
Nissan Auto Receivables Owner Trust Series 2016-B, Class A3, 1.32%, 01/15/2021	42,163	42,139
OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 04/18/2022 (B)	696,000	697,482
OneMain Financial Issuance Trust Series 2016-1A, Class A, 3.66%, 02/20/2029 (B)	256,459	257,296
Oportun Funding IX LLC Series 2018-B, Class A, 3.91%, 07/08/2024 (B)	2,329,000	2,365,585

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 06/08/2023 (B)	$ 616,000	$ 616,351
Oportun Funding VII LLC Series 2017-B, Class A, 3.22%, 10/10/2023 (B)	542,000	543,551
Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 03/08/2024 (B)	1,251,000	1,265,304
Oportun Funding X LLC Series 2018-C, Class A, 4.10%, 10/08/2024 (B)	3,554,000	3,643,788
Pretium Mortgage Credit Partners I LLC Series 2018-NPL4, Class A1, 4.83% (A), 09/25/2058 (B)	924,799	929,927
Progress Residential Trust
Series 2015-SFR3, Class A,
3.07%, 11/12/2032 (B)	2,470,322	2,469,067
Series 2015-SFR3, Class D,
4.67%, 11/12/2032 (B)	700,000	699,831
Series 2015-SFR3, Class E,
5.66%, 11/12/2032 (B)	275,000	274,997
Series 2017-SFR1, Class C,
3.32%, 08/17/2034 (B)	3,000,000	3,030,711
Series 2018-SFR2, Class E,
4.66%, 08/17/2035 (B)	1,284,000	1,320,195
Purchasing Power Funding LLC Series 2018-A, Class A, 3.34%, 08/15/2022 (B)	3,220,000	3,229,142
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (B)	330,590	343,089
Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 (B)	1,160,931	1,175,143
Santander Drive Auto Receivables Trust Series 2015-5, Class E, 4.67%, 02/15/2023 (B)	2,400,000	2,411,090
Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 05/20/2021 (B)	1,298,000	1,303,658
SART 4.75%, 06/15/2025	2,538,330	2,589,097
SFR Holdco LLC Series 2019-STL, Class A, 7.25%, 10/11/2026 (D)	1,400,000	1,400,000
Sofi Consumer Loan Program LLC Series 2016-2A, Class A, 3.09%, 10/27/2025 (B)	90,308	90,594
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2002-AL1, Class A2,
3.45%, 02/25/2032	65,972	64,115
Series 2004-6XS, Class A5A,
6.03% (A), 03/25/2034	126,886	129,865
Series 2004-6XS, Class A5B,
6.05% (A), 03/25/2034	126,886	129,863

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Synchrony Card Funding LLC Series 2019-A1, Class A, 2.95%, 03/15/2025	$ 3,013,000	$ 3,079,320
Synchrony Card Issuance Trust Series 2018-A1, Class A1, 3.38%, 09/15/2024	1,580,000	1,622,335
Tricolor Auto Securitization Trust Series 2018-1A, Class A, 5.05%, 12/15/2020 (B)	583,968	588,448
Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (B)	646,168	646,031
Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (B)	269,232	270,110
US Auto Funding LLC Series 2018-1A, Class A, 5.50%, 07/15/2023 (B)	1,118,145	1,144,560
Vericrest Opportunity Loan Trust
Series 2019-NPL7, Class A1A,
3.18% (A), 10/25/2049 (B)	1,367,929	1,366,622
Series 2019-NPL8, Class A1A,
3.28% (A), 11/25/2049 (B)	1,820,000	1,819,942
Verizon Owner Trust
Series 2017-3A, Class A1A,
2.06%, 04/20/2022 (B)	1,801,000	1,801,542
Series 2018-1A, Class A1A,
2.82%, 09/20/2022 (B)	3,516,000	3,541,776
VM Debt Trust 7.50%, 06/15/2024	1,750,000	1,750,000
VOLT FT1 3.26%, 01/27/2023	232,155	231,176
VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38% (A), 10/25/2047 (B)	1,114,389	1,116,511
VOLT LXIX LLC Series 2018-NPL5, Class A1A, 4.21% (A), 08/25/2048 (B)	732,661	732,435
VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21% (A), 10/26/2048 (B)	2,457,649	2,459,386
VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34% (A), 01/25/2049 (B)	1,598,403	1,610,062
VOLT LXXX LLC Series 2019-NPL6, Class A1B, 4.09% (A), 10/25/2049 (B)	2,300,000	2,310,345
VSE Voi Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (B)	649,377	670,683
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (B)	263,777	265,180
Westlake Automobile Receivables Trust
Series 2016-2A, Class D,
4.10%, 06/15/2021 (B)	153,714	153,823
Series 2017-1A, Class C,
2.70%, 10/17/2022 (B)	141,789	141,884

	Principal	Value
ASSET-BACKED SECURITIES (continued)
World Financial Network Credit Card Master Trust 3.14%, 12/15/2025	$ 1,385,000	$ 1,417,387
World Omni Automobile Lease Securitization Trust Series 2018-A, Class A3, 2.83%, 07/15/2021	1,301,000	1,306,713

Total Asset-Backed Securities (Cost $146,742,894)		148,323,475

CORPORATE DEBT SECURITIES - 25.1%
Aerospace & Defense - 0.5%
Airbus SE
3.15%, 04/10/2027 (B)	327,000	342,845
3.95%, 04/10/2047 (B)	150,000	170,357
Boeing Co. 3.95%, 08/01/2059	740,000	808,200
L3 Harris Technologies, Inc. 3.83%, 04/27/2025	400,000	429,303
Lockheed Martin Corp. 4.50%, 05/15/2036	300,000	358,046
Northrop Grumman Corp.
3.20%, 02/01/2027	268,000	280,578
3.25%, 01/15/2028	130,000	136,339
3.85%, 04/15/2045	49,000	53,528
Precision Castparts Corp.
3.25%, 06/15/2025	100,000	105,853
4.20%, 06/15/2035	150,000	166,836
Rockwell Collins, Inc. 3.20%, 03/15/2024	140,000	146,107
United Technologies Corp.
3.75%, 11/01/2046	285,000	316,064
3.95%, 08/16/2025	120,000	131,321
4.15%, 05/15/2045	148,000	169,724
4.45%, 11/16/2038	120,000	142,378
4.50%, 06/01/2042	542,000	650,379
6.70%, 08/01/2028	260,000	340,439
8.88%, 11/15/2019	250,000	250,504

		4,998,801

Airlines - 0.9%
Air Canada Pass-Through Trust
3.30%, 07/15/2031 (B)	649,928	669,930
3.55%, 07/15/2031 (B)	384,264	395,704
3.60%, 09/15/2028 (B)	489,298	513,840
4.13%, 11/15/2026 (B)	511,951	545,924
American Airlines Pass-Through Trust
3.00%, 04/15/2030	877,092	900,576
3.65%, 12/15/2029 - 08/15/2030	814,102	862,527
3.70%, 04/15/2027 - 04/01/2028	624,618	642,328
5.25%, 07/31/2022	39,263	40,392
British Airways Pass-Through Trust
3.30%, 06/15/2034 (B)	435,000	452,538
4.13%, 03/20/2033 (B)	505,796	533,951
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	178,349	188,662
5.98%, 10/19/2023	194,163	205,766
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	54,829	55,402
6.82%, 02/10/2024	90,649	99,301

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	$ 255,121	$ 266,116
United Airlines Pass-Through Trust
2.88%, 04/07/2030	536,566	545,954
3.45%, 01/07/2030	278,180	288,667
3.50%, 09/01/2031	654,184	683,073
3.65%, 07/07/2027	200,451	204,648
3.70%, 09/01/2031	370,672	388,140
4.15%, 02/25/2033	675,000	738,781
4.55%, 02/25/2033	600,000	658,379

		9,880,599

Automobiles - 0.0% (F)
General Motors Co. 6.60%, 04/01/2036	200,000	232,186
KIA Motors Corp. 2.63%, 04/21/2021 (B)	200,000	200,276

		432,462

Banks - 4.7%
ABN AMRO Bank NV
2.45%, 06/04/2020 (B)	279,000	279,676
4.75%, 07/28/2025 (B)	600,000	650,040
AIB Group PLC 4.75%, 10/12/2023 (B)	700,000	749,864
ANZ New Zealand International, Ltd. 3.45%, 07/17/2027 (B)	222,000	236,061
ASB Bank, Ltd. 3.13%, 05/23/2024 (B)	550,000	567,571
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (B)	200,000	214,864
Banco Santander SA 3.13%, 02/23/2023	200,000	204,306
Bank of America Corp.
2.50%, 10/21/2022, MTN	27,000	27,251
Fixed until 04/24/2022, 2.88% (A), 04/24/2023	50,000	50,861
Fixed until 12/20/2022, 3.00% (A), 12/20/2023	2,539,000	2,597,216
Fixed until 01/20/2022, 3.12% (A), 01/20/2023, MTN	1,037,000	1,058,632
3.25%, 10/21/2027, MTN	398,000	413,815
Fixed until 01/23/2025, 3.37% (A), 01/23/2026	200,000	209,212
Fixed until 12/20/2027, 3.42% (A), 12/20/2028	306,000	320,294
Fixed until 04/24/2027, 3.71% (A), 04/24/2028	1,300,000	1,390,069
Fixed until 03/05/2028, 3.97% (A), 03/05/2029, MTN	1,300,000	1,415,288
Fixed until 04/23/2039, 4.08% (A), 04/23/2040, MTN	410,000	460,667
Fixed until 03/15/2049, 4.33% (A), 03/15/2050, MTN	410,000	487,092
Bank of Montreal
Fixed until 12/15/2027, 3.80% (A), 12/15/2032	223,000	231,363
Barclays PLC
3.65%, 03/16/2025	223,000	230,721
3.68%, 01/10/2023	300,000	306,838

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Barclays PLC (continued)
Fixed until 02/15/2022, 4.61% (A), 02/15/2023	$ 600,000	$ 626,738
BNP Paribas SA
3.38%, 01/09/2025 (B)	320,000	332,065
3.50%, 03/01/2023 (B)	250,000	259,535
BNZ International Funding, Ltd. 2.65%, 11/03/2022 (B)	650,000	659,234
BPCE SA 4.63%, 07/11/2024 (B)	600,000	645,008
Citigroup, Inc.
2.75%, 04/25/2022	650,000	659,892
Fixed until 04/24/2024, 3.35% (A), 04/24/2025	175,000	182,063
3.40%, 05/01/2026	400,000	419,687
Fixed until 07/24/2027, 3.67% (A), 07/24/2028	900,000	952,274
3.70%, 01/12/2026	1,350,000	1,435,614
Fixed until 01/24/2038, 3.88% (A), 01/24/2039	100,000	109,885
Fixed until 03/20/2029, 3.98% (A), 03/20/2030	850,000	926,588
4.45%, 09/29/2027	85,000	93,515
4.65%, 07/23/2048	390,000	481,036
4.75%, 05/18/2046	400,000	470,141
8.13%, 07/15/2039	56,000	92,124
Citizens Bank NA 3.70%, 03/29/2023	475,000	498,708
Citizens Financial Group, Inc.
2.38%, 07/28/2021	78,000	78,340
4.30%, 12/03/2025	77,000	83,009
Commonwealth Bank of Australia
2.85%, 05/18/2026 (B)	410,000	419,973
3.45%, 03/16/2023 (B)	410,000	428,501
4.50%, 12/09/2025 (B)	200,000	216,637
Cooperatieve Rabobank UA
3.75%, 07/21/2026	315,000	330,106
4.75%, 01/15/2020, MTN (B)	350,000	351,919
5.80%, 09/30/2110 (B)	300,000	453,881
Credit Agricole SA 4.38%, 03/17/2025 (B)	200,000	213,518
Danske Bank A/S
2.00%, 09/08/2021 (B)	201,000	200,154
2.70%, 03/02/2022 (B)	213,000	214,805
Discover Bank 4.20%, 08/08/2023	550,000	587,161
Fifth Third Bancorp 3.95%, 03/14/2028	340,000	372,987
Fifth Third Bank 3.85%, 03/15/2026	200,000	214,021
HSBC Holdings PLC
Fixed until 11/22/2022, 3.03% (A), 11/22/2023	447,000	457,006
Fixed until 05/18/2023, 3.95% (A), 05/18/2024	1,007,000	1,056,684
Fixed until 03/13/2027, 4.04% (A), 03/13/2028	695,000	744,832
4.25%, 03/14/2024	500,000	530,958
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	400,000	399,935

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
ING Groep NV
3.95%, 03/29/2027	$ 200,000	$ 215,245
4.10%, 10/02/2023	775,000	825,767
KeyBank NA 3.18%, 10/15/2027	250,000	255,877
KeyCorp 4.15%, 10/29/2025, MTN	235,000	258,260
Lloyds Banking Group PLC
Fixed until 11/07/2022, 2.91% (A), 11/07/2023	200,000	202,794
4.38%, 03/22/2028	339,000	374,434
4.58%, 12/10/2025	200,000	214,819
Macquarie Bank, Ltd. 3.90%, 01/15/2026 (B)	570,000	609,880
Mitsubishi UFJ Financial Group, Inc.
2.53%, 09/13/2023 (G)	200,000	201,765
2.67%, 07/25/2022	270,000	273,645
2.95%, 03/01/2021	297,000	300,485
3.41%, 03/07/2024	670,000	699,589
3.75%, 07/18/2039	430,000	464,272
Mizuho Financial Group, Inc.
2.63%, 04/12/2021 (B)	263,000	264,908
Fixed until 09/13/2029, 2.87% (A), 09/13/2030	402,000	402,184
National Australia Bank, Ltd.
2.50%, 07/12/2026	250,000	252,383
3.38%, 01/14/2026	500,000	529,040
Fixed until 08/02/2029, 3.93% (A), 08/02/2034 (B)	590,000	610,273
NatWest Markets PLC 3.63%, 09/29/2022 (B)	515,000	533,765
Nordea Bank Abp
4.25%, 09/21/2022 (B)	384,000	402,902
4.88%, 01/27/2020 (B)	200,000	201,344
Regions Financial Corp. 3.80%, 08/14/2023	200,000	211,647
Royal Bank of Canada 3.70%, 10/05/2023, MTN	600,000	635,629
Royal Bank of Scotland Group PLC
Fixed until 11/01/2024, 3.75% (A), 11/01/2029	554,000	558,846
3.88%, 09/12/2023	350,000	364,928
Fixed until 03/22/2024, 4.27% (A), 03/22/2025	255,000	270,555
Fixed until 05/08/2029, 4.45% (A), 05/08/2030	570,000	625,497
Santander Group Holdings PLC 3.57%, 01/10/2023	360,000	367,864
Societe Generale SA
3.88%, 03/28/2024 (B)	540,000	567,673
4.25%, 04/14/2025 (B)	270,000	284,356
Standard Chartered PLC
Fixed until 09/10/2021, 2.74% (A), 09/10/2022 (B)	1,000,000	1,004,529
Fixed until 05/21/2029, 4.31% (A), 05/21/2030 (B) (G)	200,000	218,333
Fixed until 03/15/2028, 4.87% (A), 03/15/2033 (B)	300,000	324,025

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Sumitomo Mitsui Financial Group, Inc.
2.44%, 10/19/2021	$ 239,000	$ 241,157
2.78%, 07/12/2022 - 10/18/2022	729,000	741,912
2.85%, 01/11/2022	400,000	406,388
2.93%, 03/09/2021	270,000	272,996
3.04%, 07/16/2029	755,000	774,222
3.10%, 01/17/2023	241,000	247,442
SunTrust Bank 3.30%, 05/15/2026	215,000	224,980
SunTrust Banks, Inc.
2.70%, 01/27/2022	91,000	92,241
2.90%, 03/03/2021	265,000	267,978
Swedbank AB 2.20%, 03/04/2020 (B)	400,000	400,228
US Bancorp
2.38%, 07/22/2026, MTN	266,000	269,258
3.15%, 04/27/2027, MTN	85,000	89,957
Wells Fargo & Co.
3.00%, 04/22/2026	509,000	523,348
Fixed until 06/17/2026, 3.20% (A), 06/17/2027, MTN	810,000	839,169
3.30%, 09/09/2024, MTN	1,300,000	1,361,941
3.55%, 09/29/2025, MTN	400,000	424,144
3.75%, 01/24/2024, MTN	395,000	417,977
4.10%, 06/03/2026, MTN	121,000	130,195
4.30%, 07/22/2027, MTN	246,000	269,248
4.40%, 06/14/2046, MTN	165,000	187,085
4.65%, 11/04/2044, MTN	184,000	216,747
4.75%, 12/07/2046, MTN	419,000	500,467
4.90%, 11/17/2045, MTN	202,000	244,418
Westpac Banking Corp.
2.85%, 05/13/2026	300,000	310,889
Fixed until 11/23/2026, 4.32% (A), 11/23/2031, MTN	260,000	276,808
4.42%, 07/24/2039	335,000	368,749

		51,927,692

Beverages - 0.5%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.70%, 02/01/2036	3,044,000	3,534,442
Anheuser-Busch InBev Finance, Inc.
4.63%, 02/01/2044	85,000	96,745
4.70%, 02/01/2036	154,000	178,812
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	520,000	583,678
4.75%, 04/15/2058	100,000	117,604
Coca-Cola Femsa SAB de CV 3.88%, 11/26/2023	250,000	264,887
Constellation Brands, Inc.
4.40%, 11/15/2025	185,000	204,459
5.25%, 11/15/2048	110,000	135,773
Diageo Capital PLC 4.83%, 07/15/2020	90,000	91,849
Keurig Dr. Pepper, Inc.
3.13%, 12/15/2023	275,000	283,897
3.43%, 06/15/2027	120,000	125,211
4.42%, 05/25/2025	112,000	122,792
4.99%, 05/25/2038	162,000	190,789

		5,930,938

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.1%
AbbVie, Inc.
3.20%, 11/06/2022	$ 100,000	$ 102,715
4.40%, 11/06/2042	425,000	440,360
4.45%, 05/14/2046	165,000	170,536
Celgene Corp.
4.55%, 02/20/2048	370,000	449,642
5.70%, 10/15/2040	160,000	205,514
Gilead Sciences, Inc. 4.00%, 09/01/2036	72,000	80,379

		1,449,146

Building Products - 0.0% (F)
Masco Corp. 6.50%, 08/15/2032	410,000	506,275

Capital Markets - 2.2%
Bank of New York Mellon Corp.
Fixed until 05/16/2022, 2.66% (A), 05/16/2023, MTN	40,000	40,578
2.80%, 05/04/2026, MTN	76,000	78,407
Charles Schwab Corp.
3.20%, 03/02/2027	500,000	524,848
3.23%, 09/01/2022 (G)	100,000	103,276
Credit Suisse Group AG
Fixed until 01/12/2028, 3.87% (A), 01/12/2029 (B)	250,000	267,132
4.28%, 01/09/2028 (B)	400,000	434,747
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	950,000	1,002,312
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (B)	244,000	248,731
Deutsche Bank AG
3.30%, 11/16/2022	200,000	200,406
3.70%, 05/30/2024	700,000	708,038
Goldman Sachs Group, Inc.
Fixed until 10/31/2021, 2.88% (A), 10/31/2022	2,150,000	2,179,369
Fixed until 07/24/2022, 2.91% (A), 07/24/2023	300,000	304,600
Fixed until 06/05/2022, 2.91% (A), 06/05/2023	474,000	481,860
Fixed until 09/29/2024, 3.27% (A), 09/29/2025	725,000	749,602
3.50%, 01/23/2025 - 11/16/2026	362,000	377,796
Fixed until 06/05/2027, 3.69% (A), 06/05/2028	907,000	957,894
3.75%, 05/22/2025	101,000	107,084
3.85%, 01/26/2027	815,000	867,249
Fixed until 05/01/2028, 4.22% (A), 05/01/2029	800,000	874,284
4.25%, 10/21/2025	100,000	107,715
Fixed until 04/23/2038, 4.41% (A), 04/23/2039	450,000	508,293
4.80%, 07/08/2044, MTN	390,000	474,224
6.75%, 10/01/2037	200,000	272,135
Invesco Finance PLC 4.00%, 01/30/2024	160,000	170,570

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Macquarie Group, Ltd.
Fixed until 11/28/2027, 3.76% (A), 11/28/2028 (B)	$ 495,000	$ 516,770
Fixed until 01/15/2029, 5.03% (A), 01/15/2030 (B)	600,000	687,373
6.00%, 01/14/2020 (B)	850,000	856,592
6.25%, 01/14/2021 (B)	725,000	758,949
Morgan Stanley
Fixed until 07/22/2027, 3.59% (A), 07/22/2028	1,067,000	1,126,015
3.63%, 01/20/2027	457,000	487,334
Fixed until 04/24/2023, 3.74% (A), 04/24/2024	1,315,000	1,377,115
Fixed until 01/24/2028, 3.77% (A), 01/24/2029, MTN	278,000	297,992
3.88%, 01/27/2026, MTN	1,279,000	1,381,440
4.00%, 07/23/2025, MTN	1,736,000	1,882,698
4.10%, 05/22/2023, MTN	150,000	158,836
4.30%, 01/27/2045	280,000	325,584
5.00%, 11/24/2025	497,000	558,696
Northern Trust Corp.
Fixed until 05/08/2027, 3.38% (A), 05/08/2032	343,000	355,366
State Street Corp. 2.65%, 05/19/2026	150,000	153,518
UBS Group AG
Fixed until 08/15/2022, 2.86% (A), 08/15/2023 (B)	200,000	202,874
Fixed until 08/13/2029, 3.13% (A), 08/13/2030 (B)	320,000	329,377
3.49%, 05/23/2023 (B)	400,000	412,243
4.13%, 09/24/2025 (B)	200,000	217,937

		24,127,859

Chemicals - 0.4%
Air Liquide Finance SA 2.25%, 09/27/2023 (B)	228,000	228,652
Albemarle Corp. 5.45%, 12/01/2044	200,000	235,885
Celanese Holdings LLC 3.50%, 05/08/2024	453,000	467,676
DuPont de Nemours, Inc.
4.49%, 11/15/2025	400,000	442,652
5.32%, 11/15/2038	145,000	173,926
International Flavors & Fragrances, Inc.
4.45%, 09/26/2028	158,000	175,391
5.00%, 09/26/2048	187,000	216,876
Mosaic Co.
4.88%, 11/15/2041	253,000	264,874
5.45%, 11/15/2033	472,000	541,560
Nutrien, Ltd.
4.13%, 03/15/2035	450,000	470,454
4.20%, 04/01/2029	100,000	110,574
5.00%, 04/01/2049	140,000	165,394
Sherwin-Williams Co. 3.13%, 06/01/2024	136,000	141,080
Union Carbide Corp.
7.50%, 06/01/2025	400,000	485,483
7.75%, 10/01/2096	210,000	293,326

		4,413,803

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.1%
ERAC Finance LLC
4.50%, 08/16/2021 (B)	$ 175,000	$ 182,563
5.25%, 10/01/2020 (B)	65,000	66,964
5.63%, 03/15/2042 (B)	141,000	176,885
6.70%, 06/01/2034 (B)	331,000	450,131
Republic Services, Inc. 2.90%, 07/01/2026	96,000	98,573
Waste Management, Inc. 3.45%, 06/15/2029	245,000	265,303

		1,240,419

Construction Materials - 0.1%
CRH America, Inc. 5.13%, 05/18/2045 (B)	200,000	233,436
Martin Marietta Materials, Inc. 3.45%, 06/01/2027	276,000	285,745

		519,181

Consumer Finance - 0.5%
American Express Co. 3.63%, 12/05/2024	63,000	66,978
American Express Credit Corp. 2.38%, 05/26/2020, MTN	212,000	212,512
American Honda Finance Corp. 2.30%, 09/09/2026, MTN	67,000	67,212
BMW Capital LLC 2.25%, 09/15/2023 (B) (G)	330,000	330,868
Capital One Financial Corp.
3.20%, 02/05/2025	123,000	127,322
3.75%, 07/28/2026	200,000	211,048
4.20%, 10/29/2025	150,000	161,708
Capital One NA 2.95%, 07/23/2021	250,000	253,837
Daimler Finance North America LLC 3.35%, 02/22/2023 (B)	300,000	309,994
General Motors Financial Co., Inc.
3.45%, 04/10/2022	377,000	384,284
3.50%, 11/07/2024	390,000	397,430
3.70%, 05/09/2023	376,000	385,582
3.95%, 04/13/2024	485,000	502,001
4.30%, 07/13/2025	200,000	208,853
4.35%, 04/09/2025	160,000	168,056
Hyundai Capital America 3.00%, 03/18/2021 (B)	250,000	252,089
John Deere Capital Corp.
2.25%, 09/14/2026, MTN	240,000	240,584
2.80%, 09/08/2027, MTN	200,000	206,908
Nissan Motor Acceptance Corp. 2.55%, 03/08/2021 (B)	500,000	501,410
PACCAR Financial Corp. 2.25%, 02/25/2021, MTN (G)	156,000	156,931
Synchrony Financial 3.70%, 08/04/2026	300,000	309,316

		5,454,923

Containers & Packaging - 0.1%
International Paper Co.
7.30%, 11/15/2039	200,000	274,311
8.70%, 06/15/2038	120,000	177,675

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
WRKCo, Inc.
3.00%, 09/15/2024	$ 350,000	$ 358,303
3.75%, 03/15/2025	300,000	315,797

		1,126,086

Diversified Consumer Services - 0.3%
President & Fellows of Harvard College 3.30%, 07/15/2056	414,000	451,100
SART 4.75%, 07/15/2024	2,337,516	2,384,968

		2,836,068

Diversified Financial Services - 0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 01/23/2023	157,000	160,890
Aircastle, Ltd. 4.40%, 09/25/2023	365,000	383,719
Aviation Capital Group LLC 2.88%, 01/20/2022 (B)	300,000	301,659
Brookfield Finance, Inc.
3.90%, 01/25/2028	211,000	222,976
4.70%, 09/20/2047	242,000	271,652
4.85%, 03/29/2029	555,000	631,370
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (B)	480,000	506,185
GE Capital International Funding Unlimited Co.
2.34%, 11/15/2020	1,000,000	999,376
4.42%, 11/15/2035	3,323,000	3,507,252
Jefferies Group LLC
6.25%, 01/15/2036	260,000	301,332
6.45%, 06/08/2027	133,000	156,111
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (B)	294,000	295,284
ORIX Corp. 2.90%, 07/18/2022	201,000	205,319
Voya Financial, Inc. 3.13%, 07/15/2024	550,000	568,600

		8,511,725

Diversified Telecommunication Services - 0.9%
AT&T, Inc.
3.55%, 06/01/2024	230,000	241,621
3.60%, 07/15/2025	225,000	237,178
3.95%, 01/15/2025	282,000	302,144
4.13%, 02/17/2026	804,000	874,380
4.90%, 08/15/2037	1,224,000	1,396,080
5.35%, 09/01/2040	943,000	1,117,005
6.00%, 08/15/2040	200,000	250,459
6.38%, 03/01/2041	240,000	313,515
British Telecommunications PLC 9.63%, 12/15/2030	180,000	276,200
Deutsche Telekom International Finance BV
2.82%, 01/19/2022 (B)	150,000	152,104
3.60%, 01/19/2027 (B)	180,000	189,988
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (B)	77,000	77,027
3.48%, 06/15/2050 (B)	81,000	84,191

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Telefonica Emisiones SA
5.13%, 04/27/2020	$ 663,000	$ 672,647
5.46%, 02/16/2021	91,000	94,935
Verizon Communications, Inc.
4.27%, 01/15/2036	400,000	452,640
4.33%, 09/21/2028	307,000	349,594
4.40%, 11/01/2034	1,531,000	1,767,393
4.67%, 03/15/2055	245,000	300,979
4.86%, 08/21/2046	447,000	554,084

		9,704,164

Electric Utilities - 1.6%
AEP Texas, Inc. 6.65%, 02/15/2033	100,000	136,281
AEP Transmission Co. LLC 3.15%, 09/15/2049	165,000	165,373
Alabama Power Co.
5.60%, 03/15/2033	160,000	205,526
6.00%, 03/01/2039	248,000	346,127
6.13%, 05/15/2038	77,000	107,125
Appalachian Power Co.
6.38%, 04/01/2036	200,000	263,845
6.70%, 08/15/2037	200,000	275,386
Arizona Public Service Co. 5.05%, 09/01/2041	303,000	374,511
Baltimore Gas & Electric Co. 3.50%, 08/15/2046	188,000	195,004
CenterPoint Energy Houston Electric LLC 3.95%, 03/01/2048	154,000	178,505
Comision Federal de Electricidad 4.88%, 05/26/2021 (B)	261,000	268,833
Commonwealth Edison Co.
3.65%, 06/15/2046	162,000	176,807
3.75%, 08/15/2047	300,000	332,919
Duke Energy Corp. 2.65%, 09/01/2026	85,000	85,815
Duke Energy LLC
3.75%, 05/15/2046	200,000	214,847
6.00%, 12/01/2028 - 01/15/2038	633,000	815,114
6.45%, 10/15/2032	100,000	138,707
Duke Energy Progress LLC
3.60%, 09/15/2047	130,000	139,433
3.70%, 10/15/2046	215,000	233,678
Duquesne Light Holdings, Inc. 3.62%, 08/01/2027 (B)	460,000	467,161
Edison International
4.13%, 03/15/2028 (G)	225,000	222,234
5.75%, 06/15/2027 (G)	350,000	379,276
EDP Finance BV 3.63%, 07/15/2024 (B)	300,000	310,108
Enel Finance International NV
3.50%, 04/06/2028 (B)	265,000	272,958
3.63%, 05/25/2027 (B)	270,000	281,890
4.63%, 09/14/2025 (B)	200,000	219,261
Entergy LLC
2.40%, 10/01/2026	237,000	238,487
2.85%, 06/01/2028	166,000	171,603
3.05%, 06/01/2031	189,000	196,038
3.25%, 04/01/2028	387,000	410,023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Evergy Metro, Inc. 5.30%, 10/01/2041	$ 500,000	$ 633,538
Exelon Corp. 3.40%, 04/15/2026	127,000	133,598
FirstEnergy Corp. 4.85%, 07/15/2047	105,000	126,091
Florida Power & Light Co.
3.95%, 03/01/2048	265,000	308,425
4.95%, 06/01/2035	100,000	122,385
5.13%, 06/01/2041	112,000	142,575
5.40%, 09/01/2035	100,000	125,708
Fortis, Inc. 3.06%, 10/04/2026	620,000	638,693
Hydro-Quebec
8.40%, 01/15/2022	420,000	477,644
9.40%, 02/01/2021	100,000	108,978
ITC Holdings Corp. 2.70%, 11/15/2022	300,000	304,555
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	447,182	534,240
Korea Southern Power Co., Ltd. 3.00%, 01/29/2021 (B)	200,000	202,079
Massachusetts Electric Co.
4.00%, 08/15/2046 (B)	201,000	222,211
5.90%, 11/15/2039 (B)	55,000	74,940
Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028 (B)	195,000	214,856
MidAmerican Energy Co. 5.75%, 11/01/2035, MTN	600,000	786,722
Nevada Power Co.
5.38%, 09/15/2040	52,000	64,776
5.45%, 05/15/2041	400,000	504,814
New England Power Co. 3.80%, 12/05/2047 (B)	140,000	151,920
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (B)	151,000	158,369
Northern States Power Co.
6.20%, 07/01/2037	89,000	126,127
6.25%, 06/01/2036	150,000	211,490
Ohio Edison Co. 6.88%, 07/15/2036	150,000	214,260
Pennsylvania Electric Co. 3.25%, 03/15/2028 (B)	75,000	77,796
PPL Capital Funding, Inc. 4.20%, 06/15/2022	165,000	172,562
PPL Electric Utilities Corp. 2.50%, 09/01/2022	100,000	101,130
Progress Energy, Inc.
4.40%, 01/15/2021	113,000	115,555
4.88%, 12/01/2019	87,000	87,186
Public Service Electric & Gas Co.
2.25%, 09/15/2026, MTN	140,000	139,812
3.65%, 09/01/2042, MTN	138,000	149,607
Southern California Edison Co.
4.05%, 03/15/2042	300,000	314,240
5.50%, 03/15/2040	130,000	155,735

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Southern Power Co. 5.15%, 09/15/2041	$ 260,000	$ 295,693
Southwestern Public Service Co. 4.50%, 08/15/2041	100,000	118,490
Three Gorges Finance I Cayman Islands, Ltd. 3.15%, 06/02/2026 (B)	200,000	206,194
Toledo Edison Co. 6.15%, 05/15/2037	200,000	274,632
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	124,000	138,145
Virginia Electric & Power Co.
2.75%, 03/15/2023	127,000	129,925
2.95%, 01/15/2022	157,000	160,076
6.00%, 05/15/2037	140,000	188,406
Wisconsin Electric Power Co. 3.65%, 12/15/2042 (G)	144,000	149,097
Xcel Energy, Inc.
2.40%, 03/15/2021	150,000	150,842
4.80%, 09/15/2041	116,000	133,773
6.50%, 07/01/2036	48,000	65,338

		17,736,103

Electrical Equipment - 0.1%
Eaton Corp. 7.63%, 04/01/2024	500,000	583,403
Siemens Financieringsmaatschappij NV 3.13%, 03/16/2024 (B)	500,000	520,026

		1,103,429

Electronic Equipment, Instruments & Components - 0.0% (F)
Arrow Electronics, Inc.
3.25%, 09/08/2024	175,000	178,257
3.50%, 04/01/2022	100,000	101,953
3.88%, 01/12/2028	133,000	137,501

		417,711

Energy Equipment & Services - 0.2%
ANR Pipeline Co. 9.63%, 11/01/2021	200,000	227,538
Baker Hughes a GE Co. LLC 5.13%, 09/15/2040	200,000	228,732
Boardwalk Pipelines, LP, Co. 4.80%, 05/03/2029	250,000	265,756
Halliburton Co.
3.80%, 11/15/2025	150,000	158,016
4.85%, 11/15/2035	130,000	144,413
7.60%, 08/15/2096 (B)	160,000	225,367
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (B)	170,000	179,619
Texas Eastern Transmission, LP
2.80%, 10/15/2022 (B)	462,000	465,216
3.50%, 01/15/2028 (B)	60,000	62,440

		1,957,097

Entertainment - 0.1%
Viacom, Inc.
3.88%, 04/01/2024	376,000	395,290
6.88%, 04/30/2036	250,000	330,046

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Entertainment (continued)
Walt Disney Co.
7.70%, 10/30/2025 (B)	$ 300,000	$ 388,393
8.88%, 04/26/2023 (B)	200,000	244,053

		1,357,782

Equity Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc.
3.80%, 04/15/2026	90,000	96,807
4.00%, 02/01/2050	419,000	460,450
American Tower Corp.
2.25%, 01/15/2022	300,000	301,195
3.38%, 10/15/2026	281,000	292,256
3.50%, 01/31/2023	201,000	209,060
5.00%, 02/15/2024	139,000	153,779
5.90%, 11/01/2021	150,000	161,033
Boston Properties, LP
3.20%, 01/15/2025	228,000	237,081
3.65%, 02/01/2026	408,000	434,675
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	400,000	421,524
Crown Castle International Corp.
4.88%, 04/15/2022	200,000	212,726
5.25%, 01/15/2023	200,000	218,457
Digital Realty Trust, LP 3.70%, 08/15/2027	154,000	162,565
Duke Realty, LP
3.25%, 06/30/2026	84,000	87,651
3.63%, 04/15/2023	168,000	175,013
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (B)	353,000	357,595
HCP, Inc.
3.40%, 02/01/2025	114,000	119,747
3.50%, 07/15/2029	447,000	470,614
3.88%, 08/15/2024	337,000	361,437
Liberty Property, LP 3.25%, 10/01/2026	107,000	112,595
Life Storage, LP 4.00%, 06/15/2029	522,000	559,866
National Retail Properties, Inc.
3.50%, 10/15/2027	150,000	157,743
3.60%, 12/15/2026	218,000	230,059
Office Properties Income Trust
3.60%, 02/01/2020	620,000	620,907
4.00%, 07/15/2022	416,000	425,300
Realty Income Corp.
3.25%, 10/15/2022	250,000	258,917
3.88%, 04/15/2025	290,000	313,785
4.65%, 03/15/2047	113,000	139,922
Regency Centers, LP 2.95%, 09/15/2029	420,000	422,555
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (B) (G)	500,000	520,330
Senior Housing Properties Trust 4.75%, 02/15/2028	300,000	309,911
Simon Property Group, LP 2.45%, 09/13/2029	734,000	725,324

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
SITE Centers Corp.
3.63%, 02/01/2025	$ 121,000	$ 125,218
4.70%, 06/01/2027	71,000	77,851
UDR, Inc.
2.95%, 09/01/2026, MTN	116,000	118,711
3.20%, 01/15/2030, MTN	500,000	515,873
Ventas Realty, LP
3.75%, 05/01/2024	300,000	317,811
3.85%, 04/01/2027	203,000	216,931
4.13%, 01/15/2026	79,000	86,121
Welltower, Inc.
3.10%, 01/15/2030	330,000	334,244
4.25%, 04/01/2026	250,000	273,794

		11,797,433

Food & Staples Retailing - 0.2%
CK Hutchison International 16, Ltd.
1.88%, 10/03/2021 (B)	241,000	238,827
2.75%, 10/03/2026 (B)	350,000	349,734
CK Hutchison International 19, Ltd. 3.63%, 04/11/2029 (B)	285,000	302,956
CVS Pass-Through Trust
4.70%, 01/10/2036 (B)	497,218	538,515
5.77%, 01/10/2033 (B)	148,386	169,532
5.93%, 01/10/2034 (B)	521,760	607,775
Kroger Co.
5.40%, 07/15/2040	51,000	57,760
8.00%, 09/15/2029	175,000	243,069
Walgreens Boots Alliance, Inc. 4.80%, 11/18/2044	100,000	106,730

		2,614,898

Food Products - 0.3%
Cargill, Inc.
3.25%, 03/01/2023 (B)	140,000	145,580
3.30%, 03/01/2022 (B)	250,000	255,869
ConAgra Brands, Inc.
4.60%, 11/01/2025	175,000	194,187
5.30%, 11/01/2038	390,000	457,430
General Mills, Inc.
4.00%, 04/17/2025	305,000	330,871
4.55%, 04/17/2038	75,000	86,200
Kellogg Co. 3.40%, 11/15/2027	190,000	199,826
Kraft Heinz Foods Co.
2.80%, 07/02/2020	53,000	53,139
5.00%, 07/15/2035	1,000,000	1,086,450
McCormick & Co., Inc.
3.15%, 08/15/2024	142,000	148,433
3.40%, 08/15/2027	198,000	207,955
Mead Johnson Nutrition Co. 4.13%, 11/15/2025	288,000	316,216
Tyson Foods, Inc. 4.88%, 08/15/2034	100,000	119,786

		3,601,942

Gas Utilities - 0.3%
Atmos Energy Corp. 4.13%, 03/15/2049	570,000	671,161

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Gas Utilities (continued)
Boston Gas Co. 4.49%, 02/15/2042 (B)	$ 330,000	$ 387,681
Brooklyn Union Gas Co. 4.27%, 03/15/2048 (B)	280,000	327,049
CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	352,000	360,227
KeySpan Gas East Corp. 2.74%, 08/15/2026 (B)	172,000	174,584
Southern Co. Gas Capital Corp.
2.45%, 10/01/2023	77,000	77,607
3.25%, 06/15/2026	85,000	87,513
3.50%, 09/15/2021	601,000	614,447
3.95%, 10/01/2046	94,000	99,183
5.88%, 03/15/2041	109,000	140,959
Southwest Gas Corp. 3.80%, 09/29/2046	177,000	185,139

		3,125,550

Health Care Equipment & Supplies - 0.2%
Abbott Laboratories 4.90%, 11/30/2046	680,000	869,002
Becton Dickinson and Co. 3.73%, 12/15/2024	23,000	24,576
Boston Scientific Corp.
3.75%, 03/01/2026	335,000	361,456
4.00%, 03/01/2029	660,000	734,821
Covidien International Finance SA 2.95%, 06/15/2023	49,000	50,655
DH Europe Finance II Sarl 3.25%, 11/15/2039	134,000	136,694
Medtronic, Inc. 4.38%, 03/15/2035	84,000	100,242
Zimmer Biomet Holdings, Inc. 3.70%, 03/19/2023	136,000	142,304

		2,419,750

Health Care Providers & Services - 0.7%
Aetna, Inc.
4.50%, 05/15/2042	153,000	163,116
6.75%, 12/15/2037	305,000	407,430
Anthem, Inc.
3.13%, 05/15/2022	200,000	205,188
4.10%, 03/01/2028	425,000	462,143
4.38%, 12/01/2047	110,000	117,929
4.65%, 01/15/2043	38,000	42,156
Cigna Corp.
4.50%, 02/25/2026 (B)	367,000	399,543
4.80%, 07/15/2046 (B)	62,000	69,147
CVS Health Corp.
3.25%, 08/15/2029	515,000	520,324
4.30%, 03/25/2028	567,000	616,690
4.78%, 03/25/2038	1,163,000	1,290,831
5.05%, 03/25/2048	580,000	668,526
HCA, Inc.
5.13%, 06/15/2039	420,000	461,276
5.25%, 06/15/2026	500,000	559,514
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	170,000	173,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Magellan Health, Inc. 4.90%, 09/22/2024	$ 535,000	$ 530,987
Mayo Clinic 4.13%, 11/15/2052	198,000	235,990
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	168,000	171,973
Quest Diagnostics, Inc. 3.45%, 06/01/2026	75,000	78,785
Texas Health Resources 4.33%, 11/15/2055	175,000	213,324
UnitedHealth Group, Inc. 4.63%, 07/15/2035	234,000	283,445

		7,672,072

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp. 4.70%, 12/09/2035, MTN	465,000	555,183

Independent Power & Renewable Electricity Producers - 0.0% (F)
Exelon Generation Co. LLC 5.75%, 10/01/2041	86,000	101,088
NRG Energy, Inc. 4.45%, 06/15/2029 (B)	375,000	397,728

		498,816

Industrial Conglomerates - 0.0% (F)
General Electric Co. 4.65%, 10/17/2021, MTN	258,000	269,199
Roper Technologies, Inc. 3.00%, 12/15/2020	52,000	52,545

		321,744

Insurance - 1.2%
AIA Group, Ltd.
3.20%, 03/11/2025 (B)	200,000	206,222
3.60%, 04/09/2029 (B)	200,000	213,155
3.90%, 04/06/2028 (B)	335,000	362,458
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (B)	400,000	563,182
American International Group, Inc. 4.20%, 04/01/2028	225,000	247,839
Assurant, Inc. 4.20%, 09/27/2023	425,000	444,269
Athene Global Funding
2.75%, 06/25/2024 (B)	550,000	555,995
4.00%, 01/25/2022 (B)	368,000	381,585
Athene Holding, Ltd. 4.13%, 01/12/2028	223,000	231,847
Berkshire Hathaway Finance Corp. 4.40%, 05/15/2042	268,000	319,085
CNA Financial Corp. 3.95%, 05/15/2024	164,000	176,602
Dai-ichi Life Insurance Co., Ltd. Fixed until 07/24/2026 (H), 4.00% (A) (B)	421,000	439,324
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (B)	83,000	105,538
Harborwalk Funding Trust
Fixed until 02/15/2049, 5.08% (A), 02/15/2069 (B)	600,000	727,980

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Hartford Financial Services Group, Inc. 4.30%, 04/15/2043	$ 360,000	$ 407,437
Jackson National Life Global Funding
3.05%, 04/29/2026 (B)	303,000	313,078
3.25%, 01/30/2024 (B)	115,000	119,695
Liberty Mutual Group, Inc.
3.95%, 10/15/2050 (B)	300,000	309,943
4.57%, 02/01/2029 (B)	200,000	226,008
Liberty Mutual Insurance Co. 8.50%, 05/15/2025 (B)	200,000	250,124
Lincoln National Corp.
3.05%, 01/15/2030	375,000	378,809
4.00%, 09/01/2023	300,000	320,424
4.20%, 03/15/2022	211,000	220,868
Manulife Financial Corp.
Fixed until 02/24/2027, 4.06% (A), 02/24/2032	350,000	365,004
Marsh & McLennan Cos., Inc. 2.35%, 03/06/2020	176,000	176,147
Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/2070 (B)	281,000	278,160
MassMutual Global Funding II 2.75%, 06/22/2024 (B)	400,000	409,959
Metropolitan Life Global Funding I 3.00%, 09/19/2027 (B)	350,000	365,724
New York Life Global Funding
2.00%, 04/13/2021 (B)	96,000	96,191
2.35%, 07/14/2026 (B)	226,000	227,094
3.00%, 01/10/2028 (B)	202,000	211,521
New York Life Insurance Co. 4.45%, 05/15/2069 (B) (G)	330,000	392,544
OneBeacon Holdings, Inc. 4.60%, 11/09/2022	500,000	527,386
Pacific Life Insurance Co.
Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	198,000	207,599
Progressive Corp. Fixed until 03/15/2023 (H), 5.38% (A)	245,000	255,966
Prudential Financial, Inc. 3.91%, 12/07/2047	164,000	176,985
Prudential Insurance Co. of America 8.30%, 07/01/2025 (B)	900,000	1,160,591
Reliance Standard Life Global Funding II
2.50%, 01/15/2020 (B)	130,000	130,090
3.85%, 09/19/2023 (B)	300,000	316,534
Sumitomo Life Insurance Co.
Fixed until 09/14/2027, 4.00% (A), 09/14/2077 (B) (G)	250,000	261,562
Teachers Insurance & Annuity Association of America
4.27%, 05/15/2047 (B)	260,000	300,988
4.90%, 09/15/2044 (B)	150,000	188,539
Travelers Property Casualty Corp. 7.75%, 04/15/2026	200,000	264,544

		13,834,595

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc.
3.88%, 08/22/2037	500,000	568,530
4.80%, 12/05/2034	104,000	129,835

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Internet & Direct Marketing Retail (continued)
Booking Holdings, Inc. 3.55%, 03/15/2028	$ 400,000	$ 430,899

		1,129,264

IT Services - 0.5%
DXC Technology Co.
4.25%, 04/15/2024	172,000	179,695
7.45%, 10/15/2029	200,000	253,105
Fidelity National Information Services, Inc. 4.75%, 05/15/2048	203,000	243,042
Fiserv, Inc.
3.20%, 07/01/2026	230,000	240,309
4.40%, 07/01/2049	220,000	246,386
Global Payments, Inc. 4.15%, 08/15/2049	460,000	479,874
IBM Credit LLC 3.00%, 02/06/2023	500,000	515,503
International Business Machines Corp.
3.30%, 05/15/2026	930,000	983,929
3.50%, 05/15/2029	1,730,000	1,859,663
7.00%, 10/30/2025	508,000	641,013
Western Union Co. 3.60%, 03/15/2022	400,000	412,098

		6,054,617

Life Sciences Tools & Services - 0.0% (F)
Thermo Fisher Scientific, Inc.
2.95%, 09/19/2026	161,000	167,351
4.15%, 02/01/2024	217,000	233,911

		401,262

Machinery - 0.1%
Illinois Tool Works, Inc. 4.88%, 09/15/2041	449,000	579,741
Ingersoll-Rand Finance SA 2.63%, 05/01/2020	200,000	200,518
nVent Finance Sarl 4.55%, 04/15/2028	337,000	348,415
Parker-Hannifin Corp. 4.10%, 03/01/2047 (B)	104,000	114,281
Xylem, Inc. 3.25%, 11/01/2026	74,000	76,535

		1,319,490

Media - 0.9%
CBS Corp.
2.90%, 01/15/2027	250,000	249,628
4.00%, 01/15/2026	208,000	223,328
4.85%, 07/01/2042	150,000	166,542
Charter Communications Operating LLC / Charter Communications Operating Capital
4.80%, 03/01/2050	315,000	322,449
5.05%, 03/30/2029	400,000	451,087
6.83%, 10/23/2055	150,000	191,609
Comcast Cable Holdings LLC 10.13%, 04/15/2022	414,000	491,174
Comcast Corp.
3.15%, 03/01/2026 - 02/15/2028	755,000	794,316
3.25%, 11/01/2039	380,000	385,250
3.95%, 10/15/2025	335,000	367,230

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
Comcast Corp. (continued)
4.60%, 10/15/2038	$ 415,000	$ 493,111
4.95%, 10/15/2058	525,000	678,161
6.50%, 11/15/2035	511,000	720,209
7.05%, 03/15/2033	1,300,000	1,864,083
Cox Communications, Inc.
4.60%, 08/15/2047 (B)	196,000	214,044
4.80%, 02/01/2035 (B)	450,000	491,158
Discovery Communications LLC
3.95%, 03/20/2028	263,000	276,971
4.38%, 06/15/2021	344,000	355,376
Fox Corp. 4.71%, 01/25/2029 (B)	245,000	278,748
NBCUniversal Media LLC 5.95%, 04/01/2041	210,000	289,473
SES SA 3.60%, 04/04/2023 (B)	100,000	101,552
TCI Communications, Inc. 7.13%, 02/15/2028	100,000	132,470
Time Warner Cable LLC
5.50%, 09/01/2041	400,000	441,047
7.30%, 07/01/2038	90,000	114,733
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	250,000	346,932

		10,440,681

Metals & Mining - 0.1%
Anglo American Capital PLC 3.63%, 09/11/2024 (B)	200,000	207,501
Barrick Gold Corp. 6.45%, 10/15/2035	140,000	180,992
BHP Billiton Finance, Ltd. 4.13%, 02/24/2042	150,000	173,874
Nucor Corp. 6.40%, 12/01/2037	390,000	535,825

		1,098,192

Multi-Utilities - 0.3%
CMS Energy Corp.
3.00%, 05/15/2026	73,000	75,112
3.88%, 03/01/2024	350,000	369,064
Consolidated Edison Co. of New York, Inc. 5.70%, 06/15/2040	154,000	206,408
Delmarva Power & Light Co.
4.00%, 06/01/2042	294,000	318,751
4.15%, 05/15/2045	270,000	303,545
Dominion Energy, Inc.
2.75%, 09/15/2022	165,000	167,829
4.90%, 08/01/2041	103,000	121,826
5.25%, 08/01/2033	500,000	613,766
DTE Electric Co. 3.95%, 06/15/2042	101,000	111,668
NiSource, Inc. 5.80%, 02/01/2042	600,000	756,391
San Diego Gas & Electric Co.
6.00%, 06/01/2026	320,000	381,303
6.13%, 09/15/2037	100,000	129,281
WEC Energy Group, Inc. 3.55%, 06/15/2025	115,000	122,852

		3,677,796

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multiline Retail - 0.1%
Dollar General Corp. 4.13%, 05/01/2028	$ 280,000	$ 310,485
Nordstrom, Inc. 4.00%, 10/15/2021	301,000	308,387

		618,872

Oil, Gas & Consumable Fuels - 2.1%
Apache Corp. 4.75%, 04/15/2043	268,000	244,526
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	386,000	415,441
BP Capital Markets America, Inc. 3.22%, 04/14/2024	600,000	626,586
BP Capital Markets PLC 3.81%, 02/10/2024	224,000	239,419
Buckeye Partners, LP
3.95%, 12/01/2026	45,000	41,589
4.88%, 02/01/2021	200,000	203,273
5.85%, 11/15/2043	150,000	129,720
Canadian Natural Resources, Ltd.
3.80%, 04/15/2024 (G)	200,000	211,376
5.85%, 02/01/2035	150,000	181,797
6.45%, 06/30/2033	299,000	382,735
Cenovus Energy, Inc.
5.25%, 06/15/2037	101,000	109,292
6.75%, 11/15/2039	250,000	306,267
CNOOC Finance Pty, Ltd. 2.63%, 05/05/2020	328,000	328,338
Ecopetrol SA
5.38%, 06/26/2026	135,000	151,726
5.88%, 09/18/2023	113,000	125,255
Enable Midstream Partners, LP 4.95%, 05/15/2028	135,000	138,272
Enbridge, Inc.
4.50%, 06/10/2044	200,000	215,424
Fixed until 03/01/2028, 6.25% (A), 03/01/2078	300,000	322,644
Encana Corp.
7.20%, 11/01/2031	200,000	246,908
7.38%, 11/01/2031	250,000	313,894
Energy Transfer Operating, LP
4.75%, 01/15/2026	173,000	187,612
6.05%, 06/01/2041	538,000	606,770
6.50%, 02/01/2042	45,000	53,897
Eni SpA 5.70%, 10/01/2040 (B)	900,000	1,097,449
Enterprise Products Operating LLC
3.70%, 02/15/2026	127,000	135,099
3.75%, 02/15/2025	74,000	78,903
3.90%, 02/15/2024	362,000	385,586
4.20%, 01/31/2050	235,000	248,516
4.95%, 10/15/2054	33,000	38,341
5.10%, 02/15/2045	32,000	37,354
7.55%, 04/15/2038	320,000	462,148
EOG Resources, Inc. 4.15%, 01/15/2026	80,000	88,485
EQT Corp. 3.90%, 10/01/2027 (G)	264,000	235,264

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.
3.00%, 08/16/2039	$ 515,000	$ 521,892
4.11%, 03/01/2046	294,000	350,540
Kinder Morgan, Inc. 4.30%, 03/01/2028 (G)	700,000	759,287
Magellan Midstream Partners, LP
3.20%, 03/15/2025	80,000	81,814
4.20%, 12/01/2042 - 10/03/2047	648,000	673,283
MPLX, LP
4.13%, 03/01/2027	155,000	162,671
4.50%, 04/15/2038	280,000	286,112
5.20%, 03/01/2047	108,000	115,874
5.25%, 01/15/2025 (B)	214,000	224,921
Noble Energy, Inc.
3.25%, 10/15/2029	290,000	288,539
5.25%, 11/15/2043	400,000	431,774
Occidental Petroleum Corp.
3.50%, 08/15/2029	695,000	704,223
7.15%, 05/15/2028	552,000	684,007
7.88%, 09/15/2031	100,000	133,915
ONEOK Partners, LP
3.38%, 10/01/2022	30,000	30,789
5.00%, 09/15/2023	65,000	70,835
6.65%, 10/01/2036	220,000	271,268
ONEOK, Inc. 3.40%, 09/01/2029	495,000	492,587
Petroleos Mexicanos
5.35%, 02/12/2028	189,000	186,637
6.35%, 02/12/2048	71,000	67,894
6.50%, 03/13/2027	1,400,000	1,484,000
6.75%, 09/21/2047	403,000	400,985
6.84%, 01/23/2030 (B)	82,000	87,535
7.69%, 01/23/2050 (B)	207,000	224,934
Phillips 66
3.90%, 03/15/2028	285,000	308,826
4.30%, 04/01/2022	130,000	137,351
4.88%, 11/15/2044	40,000	47,962
Phillips 66 Partners, LP
3.15%, 12/15/2029	300,000	296,370
3.55%, 10/01/2026	66,000	68,948
4.90%, 10/01/2046	144,000	159,702
Plains All American Pipeline, LP / PAA Finance Corp.
4.30%, 01/31/2043	150,000	131,913
4.65%, 10/15/2025	350,000	374,004
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (B)	136,000	150,623
8.00%, 03/01/2032	105,000	151,015
Spectra Energy Partners, LP 3.50%, 03/15/2025	633,000	660,736
Suncor Energy, Inc.
5.95%, 12/01/2034	550,000	720,580
7.88%, 06/15/2026	100,000	126,843
Sunoco Logistics Partners Operations, LP
3.90%, 07/15/2026	195,000	202,492
5.50%, 02/15/2020	250,000	252,094
6.10%, 02/15/2042	500,000	564,806

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
TC PipeLines, LP 3.90%, 05/25/2027	$ 141,000	$ 148,134
Total Capital International SA 3.46%, 07/12/2049	480,000	508,560
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	135,000	142,606
4.88%, 01/15/2026	370,000	414,077
Valero Energy Corp. 7.50%, 04/15/2032	100,000	137,006
Williams Cos., Inc.
3.90%, 01/15/2025	117,000	123,024
4.85%, 03/01/2048	249,000	266,621

		23,420,515

Personal Products - 0.0% (F)
Unilever Capital Corp. 3.38%, 03/22/2025	180,000	191,808

Pharmaceuticals - 0.5%
Allergan Funding SCS
3.85%, 06/15/2024	211,000	222,667
4.55%, 03/15/2035	300,000	320,853
Allergan, Inc.
2.80%, 03/15/2023	162,000	163,865
3.38%, 09/15/2020	125,000	126,350
AstraZeneca PLC 6.45%, 09/15/2037	180,000	254,208
Baxalta, Inc.
3.60%, 06/23/2022	20,000	20,549
5.25%, 06/23/2045	10,000	12,907
Bristol-Myers Squibb Co.
3.20%, 06/15/2026 (B)	559,000	593,687
3.40%, 07/26/2029 (B)	611,000	657,183
4.13%, 06/15/2039 (B)	377,000	429,514
Eli Lilly & Co. 4.15%, 03/15/2059	150,000	179,480
Mylan NV 3.95%, 06/15/2026	185,000	192,468
Mylan, Inc.
3.13%, 01/15/2023 (B)	100,000	101,259
5.40%, 11/29/2043	100,000	107,063
Pfizer, Inc. 3.90%, 03/15/2039	600,000	686,018
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	334,000	340,879
3.20%, 09/23/2026	778,000	803,448

		5,212,398

Real Estate Management & Development - 0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust
3.13%, 03/20/2022 (B)	314,000	321,075
3.88%, 03/20/2027 (B)	325,000	351,992

		673,067

Road & Rail - 0.3%
Avolon Holdings Funding, Ltd. 4.38%, 05/01/2026 (B)	510,000	539,549
Burlington Northern Santa Fe LLC
3.55%, 02/15/2050	327,000	346,903

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
Burlington Northern Santa Fe LLC (continued)
5.75%, 05/01/2040	$ 300,000	$ 405,924
7.29%, 06/01/2036	90,000	134,426
Canadian Pacific Railway Co. 6.13%, 09/15/2115	210,000	308,874
CSX Corp.
4.75%, 11/15/2048	215,000	261,614
6.00%, 10/01/2036, MTN	340,000	438,187
JB Hunt Transport Services, Inc. 3.88%, 03/01/2026	315,000	338,079
Norfolk Southern Corp.
3.85%, 01/15/2024	266,000	283,921
4.05%, 08/15/2052	87,000	96,585
Ryder System, Inc.
2.50%, 05/11/2020, MTN	158,000	158,325
3.45%, 11/15/2021, MTN	42,000	43,095

		3,355,482

Semiconductors & Semiconductor Equipment - 0.3%
Analog Devices, Inc. 4.50%, 12/05/2036	226,000	248,442
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.63%, 01/15/2024	663,000	682,562
3.88%, 01/15/2027	200,000	201,959
Broadcom, Inc. 4.75%, 04/15/2029 (B)	1,800,000	1,907,977

		3,040,940

Software - 0.3%
Microsoft Corp.
3.50%, 02/12/2035	277,000	303,719
3.95%, 08/08/2056	221,000	261,598
4.00%, 02/12/2055	321,000	383,713
4.10%, 02/06/2037	489,000	579,007
4.20%, 11/03/2035	103,000	122,278
Oracle Corp.
2.95%, 05/15/2025	200,000	208,037
3.90%, 05/15/2035	60,000	66,956
4.30%, 07/08/2034	600,000	703,133
VMware, Inc. 2.95%, 08/21/2022	521,000	529,472

		3,157,913

Specialty Retail - 0.1%
Lowe’s Cos., Inc.
3.65%, 04/05/2029	472,000	507,397
4.55%, 04/05/2049	413,000	473,932
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	247,000	264,044

		1,245,373

Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.
2.45%, 08/04/2026	296,000	302,282
2.90%, 09/12/2027	597,000	624,820
2.95%, 09/11/2049	99,000	95,711
3.00%, 06/20/2027	637,000	673,325
3.20%, 05/13/2025 - 05/11/2027	446,000	474,947
3.25%, 02/23/2026	266,000	283,586

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Apple, Inc. (continued)
3.35%, 02/09/2027	$ 603,000	$ 647,093
3.45%, 02/09/2045	528,000	559,990
3.75%, 09/12/2047	500,000	555,562
3.85%, 08/04/2046	207,000	233,478
4.65%, 02/23/2046	119,000	149,136
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (B)	500,000	570,689

		5,170,619

Tobacco - 0.0% (F)
BAT Capital Corp. 4.39%, 08/15/2037	377,000	372,313

Trading Companies & Distributors - 0.3%
Air Lease Corp. 3.25%, 03/01/2025 - 10/01/2029	1,153,000	1,153,505
BOC Aviation, Ltd.
2.75%, 09/18/2022 (B)	270,000	270,359
3.50%, 10/10/2024 (B)	200,000	205,630
International Lease Finance Corp.
5.88%, 08/15/2022	154,000	168,831
8.63%, 01/15/2022	700,000	794,619
WW Grainger, Inc. 4.60%, 06/15/2045	198,000	236,301

		2,829,245

Transportation Infrastructure - 0.1%
Mexico City Airport Trust 5.50%, 07/31/2047 (B)	200,000	199,840
Penske Truck Leasing Co., LP / PTL Finance Corp.
4.13%, 08/01/2023 (B)	233,000	247,448
4.88%, 07/11/2022 (B)	500,000	533,976

		981,264

Water Utilities - 0.0% (F)
American Water Capital Corp.
3.85%, 03/01/2024	300,000	319,969
4.00%, 12/01/2046	172,000	191,529

		511,498

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV
3.13%, 07/16/2022	236,000	241,926
3.63%, 04/22/2029	505,000	538,254
4.38%, 04/22/2049	251,000	290,555
Crown Castle Towers LLC 3.22%, 05/15/2042 (B)	200,000	202,537
Rogers Communications, Inc. 4.35%, 05/01/2049	350,000	394,067
Vodafone Group PLC
3.75%, 01/16/2024	75,000	79,063
4.88%, 06/19/2049	545,000	612,616
5.25%, 05/30/2048	260,000	302,894

		2,661,912

Total Corporate Debt Securities (Cost $260,896,683)		279,638,767

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
Canada - 0.0% (F)
Province of Quebec 6.35%, 01/30/2026, MTN	$ 285,000	$ 347,076

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	300,000	316,986
5.00%, 06/15/2045	200,000	232,800
7.38%, 09/18/2037	200,000	283,502

		833,288

Israel - 0.3%
Israel Government AID Bond Series 2011-Z, Zero Coupon, 11/15/2026	1,400,000	1,214,765
Israel Government AID Bond, Principal Only STRIPS Series 2, Zero Coupon, 11/01/2024	2,250,000	2,047,720

		3,262,485

Mexico - 0.3%
Mexico Government International Bond
3.75%, 01/11/2028	1,042,000	1,086,285
4.13%, 01/21/2026 (G)	615,000	660,209
4.35%, 01/15/2047	183,000	190,080
4.60%, 02/10/2048	200,000	216,502
4.75%, 03/08/2044, MTN	190,000	207,005
5.75%, 10/12/2110, MTN	550,000	637,318

		2,997,399

Panama - 0.0% (F)
Panama Government International Bond 4.50%, 04/16/2050	200,000	234,602

Total Foreign Government Obligations (Cost $7,246,439)		7,674,850

MORTGAGE-BACKED SECURITIES - 3.2%
American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75% (A), 12/25/2035 (B)	3,969	4,133
Banc of America Funding Trust
Series 2004-3, Class 1A1,
5.50%, 10/25/2034	69,989	75,113
Series 2004-C, Class 1A1,
4.96% (A), 12/20/2034	24,198	24,747
Series 2005-E, Class 4A1,
4.63% (A), 03/20/2035	90,934	91,653
Banc of America Mortgage Trust Series 2003-C, Class 3A1, 5.12% (A), 04/25/2033	28,641	29,544
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (B)	1,500,000	1,577,983
BCAP LLC Trust
Series 2009-RR5, Class 8A1,
5.50% (A), 11/26/2034 (B)	37,720	37,720
Series 2010-RR7, Class 2A1,
4.45% (A), 07/26/2045 (B)	12,676	12,660

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust
Series 2003-4, Class 3A1,
4.63% (A), 07/25/2033	$ 34,546	$ 35,629
Series 2004-2, Class 14A,
4.41% (A), 05/25/2034	26,213	26,501
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.61% (A), 06/11/2041 (B)	75,731	231
CD Commercial Mortgage Trust, Interest Only STRIPS Series 2007-CD4, Class XC, 0.91% (A), 12/11/2049 (B)	47,228	1,101
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
4.70% (A), 02/25/2037	450,599	463,656
Series 2007-A1, Class 2A1,
4.69% (A), 02/25/2037	74,601	77,651
Series 2007-A1, Class 7A1,
4.53% (A), 02/25/2037	64,841	66,861
Series 2007-A1, Class 9A1,
4.82% (A), 02/25/2037	32,095	32,544
Series 2007-A2, Class 1A1,
4.79% (A), 07/25/2037	22,287	22,922
Series 2007-A2, Class 2A1,
4.33% (A), 07/25/2037	131,226	132,893
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	107,695	111,545
Series 2004-3, Class A4,
5.75%, 04/25/2034	161,542	166,927
Series 2004-5, Class 1A4,
5.50%, 06/25/2034	158,028	162,433
Series 2004-8, Class 2A1,
4.50%, 06/25/2019	259	266
Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-HYB1, Class A, 4.24% (A), 09/25/2033	42,644	43,813
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 3A4,
5.25%, 09/25/2033	50,345	51,180
Series 2005-2, Class 2A11,
5.50%, 05/25/2035	109,897	115,747
Series 2009-10, Class 1A1,
4.32% (A), 09/25/2033 (B)	137,845	141,238
COBALT CMBS Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C1, Class IO, 0.87% (A), 08/15/2048	526,280	3,307
COMM Mortgage Trust
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	562,000	606,190
Series 2018-HOME, Class A,
3.82% (A), 04/10/2033 (B)	2,410,000	2,629,236
COMM Mortgage Trust, Interest Only STRIPS Series 2012-CR2, Class XA, 1.64% (A), 08/15/2045	1,740,279	62,946

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	$ 41,965	$ 44,073
Series 2003-AR15, Class 3A1,
4.43% (A), 06/25/2033	69,471	70,358
Series 2004-5, Class 3A1,
5.25%, 08/25/2019	13,645	12,748
CSFB Mortgage-Backed Pass-Through Certificates
Series 2003-27, Class 5A4,
5.25%, 11/25/2033	84,347	87,521
Series 2003-29, Class 5A1,
7.00%, 12/25/2033	83,722	86,865
Series 2004-4, Class 2A4,
5.50%, 09/25/2034	90,486	93,622
Series 2004-8, Class 1A4,
5.50%, 12/25/2034	132,997	137,577
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 09/15/2037 (B)	500,000	497,334
CSMC Trust Series 2010-17R, Class 1A1, 4.42% (A), 06/26/2036 (B)	9,851	9,891
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 5.20% (A), 02/25/2020	16,362	16,290
GS Mortgage Securities Trust, Interest Only STRIPS Series 2006-GG8, Class X, 0.96% (A), 11/10/2039 (B)	814,268	5,242
GSMPS Mortgage Loan Trust
Series 2005-RP3, Class 1AF,
1-Month LIBOR + 0.35%, 2.17% (A), 09/25/2035 (B)	681,544	602,052
GSMPS Mortgage Loan Trust, Interest Only STRIPS Series 2005-RP3, Class 1AS, 2.47% (A), 09/25/2035 (B)	511,158	63,680
GSR Mortgage Loan Trust
Series 2003-7F, Class 1A4,
5.25%, 06/25/2033	242,539	255,685
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	141,792	145,159
Series 2005-5F, Class 8A3,
1-Month LIBOR + 0.50%, 2.32% (A), 06/25/2035	11,686	11,039
Headlands Residential LLC
Series 2017-RPL1, Class A,
3.88% (A), 08/25/2022 (B)	1,980,000	1,984,888
Series 2018-RPL1, Class A,
4.25% (A), 06/25/2023 (B)	2,410,000	2,434,279
Series 2019-RPL1, Class NOTE,
3.97% (A), 06/25/2024 (B)	2,300,000	2,316,378
Impac CMB Trust
Series 2005-4, Class 2A1,
1-Month LIBOR + 0.60%, 2.42% (A), 05/25/2035	98,501	99,751

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 08/25/2033	$ 43,892	$ 45,451
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1-Month LIBOR + 0.35%, 2.17% (A), 05/25/2036	208,652	204,123
Series 2006-2, Class 2A1,
1-Month LIBOR + 0.35%, 2.17% (A), 08/25/2036	68,318	68,402
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	1,590,000	1,688,158
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-CB15, Class X1, 0.15% (A), 06/12/2043	2,770,642	3,694
JPMorgan Mortgage Trust
Series 2004-A3, Class 4A1,
4.90% (A), 07/25/2034	11,259	11,632
Series 2004-A4, Class 1A1,
4.78% (A), 09/25/2034	22,935	24,082
Series 2004-S1, Class 1A7,
5.00%, 09/25/2034	1,564	1,563
Series 2005-A1, Class 3A4,
4.62% (A), 02/25/2035	74,441	77,353
Series 2006-A2, Class 5A3,
4.38% (A), 11/25/2033	141,617	146,997
Series 2006-A3, Class 6A1,
4.16% (A), 08/25/2034	16,759	16,997
LB-UBS Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C1, Class XCL, 0.38% (A), 02/15/2041 (B)	967,583	105
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
4.71% (A), 04/21/2034	159,930	163,700
Series 2004-13, Class 3A7,
4.71% (A), 11/21/2034	98,356	101,277
MASTR Alternative Loan Trust Series 2003-9, Class 2A1, 6.00%, 12/25/2033	12,773	13,384
MASTR Asset Securitization Trust
Series 2003-11, Class 9A6,
5.25%, 12/25/2033	210,271	215,489
Series 2004-P7, Class A6,
5.50%, 12/27/2033 (B)	33,653	34,873
MASTR Resecuritization Trust, Principal Only STRIPS Series 2005, Class 3, Zero Coupon, 05/28/2035 (B)	11,052	8,049
Merrill Lynch Mortgage Investors Trust
Series 2003-A4, Class 2A,
4.85% (A), 07/25/2033	38,058	38,111
Series 2003-A5, Class 2A6,
4.41% (A), 08/25/2033	30,600	32,150
Series 2004-1, Class 2A1,
4.08% (A), 12/25/2034	114,125	115,751

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust (continued)
Series 2004-A4, Class A2,
4.36% (A), 08/25/2034	$ 51,532	$ 53,360
Series 2004-D, Class A2,
6-Month LIBOR + 0.72%, 2.76% (A), 09/25/2029	100,014	97,862
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS Series 2006-4, Class XC, 0.56% (A), 12/12/2049 (B)	203,797	2
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1,
0.64% (A), 12/15/2043 (B)	1,028,661	10
Series 2006-T21, Class X,
0.08% (A), 10/12/2052 (B)	3,782,836	2,712
Series 2007-HQ11, Class X,
0.22% (A), 02/12/2044 (B)	385,570	466
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.61% (A), 04/25/2034	140,319	152,122
Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 02/25/2034	48,082	51,309
Prime Mortgage Trust, Principal Only STRIPS Series 2004-CL1, Class 1, Zero Coupon, 02/25/2034	3,096	2,608
Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 4.79% (A), 05/25/2035	9,971	9,968
RAMP Trust Series 2004-SL2, Class A3, 7.00%, 10/25/2031	88,910	93,682
RBSSP Resecuritization Trust Series 2009-1, Class 1A1, 6.50% (A), 02/26/2036 (B)	148,630	154,063
Seasoned Credit Risk Transfer Trust
Series 2019-1, Class MT,
3.50%, 07/25/2058	2,635,946	2,769,699
Series 2019-3, Class MB,
3.50%, 10/25/2058	985,656	1,058,552
Sequoia Mortgage Trust
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 2.45% (A), 12/20/2034	179,394	180,695
Series 2004-11, Class A3,
1-Month LIBOR + 0.60%, 2.45% (A), 12/20/2034	71,413	70,977
Series 2004-12, Class A3,
6-Month LIBOR + 0.32%, 2.62% (A), 01/20/2035	88,767	84,922
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1,
1-Month LIBOR + 0.66%, 2.51% (A), 10/19/2034	190,760	192,453
Structured Asset Securities Corp.
Series 2003-37A, Class 2A,
4.34% (A), 12/25/2033	50,230	51,724

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Corp. (continued)
Series 2004-4XS, Class 1A5,
5.16% (A), 02/25/2034	$ 241,629	$ 251,312
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1,
1-Month LIBOR + 0.64%, 2.46% (A), 09/25/2043	94,361	95,878
Series 2004-1, Class II2A,
3.43% (A), 03/25/2044	39,929	40,211
Toorak Mortgage Corp., Ltd. Series 2019-2, Class A1, 3.72% (A), 09/25/2022	1,548,000	1,552,849
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (B)	1,000,000	1,028,096
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	650,000	670,576
Series 2012-C2, Class XA,
1.31% (A), 05/10/2063 (B)	4,168,749	122,514
V.M. Jog Engineering, Ltd.
Series 2017, Class A,
1-Month LIBOR + 4.60%, 6.56%, 12/15/2020	2,090,000	2,090,000
VNDO Mortgage Trust Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (B)	1,000,000	1,023,842
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.07% (A), 03/15/2045 (B)	5,723,230	57
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR6, Class A1,
4.71% (A), 06/25/2033	154,922	160,056
Series 2003-AR7, Class A7,
4.43% (A), 08/25/2033	58,812	60,286
Series 2003-AR8, Class A,
4.43% (A), 08/25/2033	24,972	25,882
Series 2003-AR9, Class 1A6,
4.32% (A), 09/25/2033	117,431	122,379
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	155,497	161,888
Series 2003-S4, Class 2A10,
(2.75) * 1-Month LIBOR + 17.46%, 12.45% (A), 06/25/2033	6,955	8,877
Series 2003-S9, Class A8,
5.25%, 10/25/2033	78,124	80,809
Series 2004-AR3, Class A1,
4.50% (A), 06/25/2034	15,878	16,363
Series 2004-AR3, Class A2,
4.50% (A), 06/25/2034	163,311	168,302
Series 2004-S2, Class 2A4,
5.50%, 06/25/2034	158,681	168,196
Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2004-RA2, Class 2A, 7.00%, 07/25/2033	43,724	47,059

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class A2,
2.82%, 08/15/2050	$ 19,826	$ 19,807
Series 2016-C35, Class A4,
2.93%, 07/15/2048	1,915,000	1,975,543
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-4, Class A9,
5.50%, 05/25/2034	113,017	117,065
Series 2004-EE, Class 2A1,
4.91% (A), 12/25/2034	51,261	53,245
Series 2004-EE, Class 2A2,
4.91% (A), 12/25/2034	12,815	13,428
Series 2004-EE, Class 3A1,
4.66% (A), 12/25/2034	17,072	17,700
Series 2004-EE, Class 3A2,
4.66% (A), 12/25/2034	25,608	26,600
Series 2004-R, Class 2A1,
4.75% (A), 09/25/2034	173,438	180,879
Series 2004-U, Class A1,
4.74% (A), 10/25/2034	323,726	331,828
Series 2004-V, Class 1A1,
4.89% (A), 10/25/2034	37,400	38,888
Series 2004-V, Class 1A2,
4.89% (A), 10/25/2034	16,697	17,604
Series 2004-W, Class A9,
4.60% (A), 11/25/2034	54,723	57,030
Series 2005-AR3, Class 1A1,
4.95% (A), 03/25/2035	253,541	264,817
Series 2005-AR8, Class 2A1,
4.95% (A), 06/25/2035	81,116	82,367
Series 2005-AR9, Class 2A1,
4.59% (A), 10/25/2033	36,869	37,858
WFRBS Commercial Mortgage Trust Series 2011-C3, Class A4, 4.38%, 03/15/2044 (B)	550,000	562,665

Total Mortgage-Backed Securities (Cost $34,665,000)		35,514,085

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.5%
California - 0.1%
State of California, General Obligation Unlimited, 7.30%, 10/01/2039	520,000	804,435

New York - 0.2%
New York State Dormitory Authority, Revenue Bonds, 5.60%, 03/15/2040	280,000	365,277
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	800,000	1,009,240
5.65%, 11/01/2040	655,000	896,151

		2,270,668

Ohio - 0.2%
American Municipal Power, Inc., Revenue Bonds, Series B, 7.50%, 02/15/2050	640,000	1,025,139

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Ohio State University, Revenue Bonds, Series A, 4.80%, 06/01/2111	$ 1,370,000	$ 1,790,905

		2,816,044

Total Municipal Government Obligations (Cost $4,422,350)		5,891,147

U.S. GOVERNMENT AGENCY OBLIGATIONS - 31.4%
Federal Home Loan Mortgage Corp.
3.50%, 06/01/2042 - 07/15/2042	2,318,137	2,444,575
6-Month LIBOR + 1.70%, 3.99% (A), 10/01/2036	18,822	19,512
4.00%, 04/01/2043 - 09/01/2049	5,621,549	5,953,899
6-Month LIBOR + 1.53%, 4.00% (A), 05/01/2037	70,357	72,856
12-Month LIBOR + 1.82%, 4.22% (A), 09/01/2037	20,531	21,652
12-Month LIBOR + 1.59%, 4.35% (A), 12/01/2036	162,590	169,897
12-Month LIBOR + 1.67%, 4.39% (A), 12/01/2036	107,087	112,420
1-Year CMT + 2.36%, 4.49% (A), 10/01/2037	16,600	17,463
4.50%, 05/01/2041 - 07/01/2047	11,137,708	12,047,152
12-Month LIBOR + 1.64%, 4.52% (A), 11/01/2036	39,836	41,603
6-Month LIBOR + 2.01%, 4.52% (A), 05/01/2037	37,192	39,182
1-Year CMT + 2.25%, 4.64% (A), 02/01/2036	241,023	254,560
1-Year CMT + 2.25%, 4.72% (A), 07/01/2036	171,349	181,170
1-Year CMT + 2.24%, 4.72% (A), 11/01/2036	135,101	142,637
1-Year CMT + 2.65%, 4.76% (A), 10/01/2037	93,266	92,311
12-Month LIBOR + 1.70%, 4.77% (A), 02/01/2037	22,708	23,841
1-Year CMT + 2.43%, 4.87% (A), 12/01/2031	326,654	346,003
12-Month LIBOR + 2.00%, 4.88% (A), 11/01/2036	6,695	6,984
12-Month LIBOR + 1.91%, 4.91% (A), 04/01/2037	1,380	1,422
12-Month LIBOR + 1.90%, 4.93% (A), 05/01/2038	13,831	14,777
1-Year CMT + 2.25%, 4.95% (A), 01/01/2035	248,804	262,019
5.00%, 08/01/2040	292,767	323,560
12-Month LIBOR + 1.98%, 5.00% (A), 04/01/2037	17,437	18,403
12-Month LIBOR + 2.18%, 5.06% (A), 05/01/2037	96,297	102,439
12-Month LIBOR + 2.04%, 5.13% (A), 05/01/2037	39,823	42,186
12-Month LIBOR + 2.33%, 5.22% (A), 05/01/2036	24,768	26,514

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
12-Month LIBOR + 2.47%, 5.25% (A), 03/01/2036	$ 75,637	$ 80,993
12-Month LIBOR + 2.35%, 5.48% (A), 03/01/2037	29,432	30,900
5.50%, 02/01/2021 - 12/01/2035	582,574	619,633
6.00%, 12/01/2036 - 06/01/2037	186,309	206,201
6.50%, 05/01/2035 - 03/01/2038	874,000	997,998
7.50%, 02/01/2038 - 09/01/2038	40,676	46,815
10.00%, 03/17/2026 - 10/01/2030	13,012	13,606
11.00%, 02/17/2021	1,031	1,039
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.27%, 01/25/2023	2,500,000	2,525,183
2.31%, 12/25/2022	2,472,146	2,504,699
2.33%, 06/25/2021	2,100,000	2,109,332
2.60%, 09/25/2020	22,605	22,611
1-Month LIBOR + 0.70%, 2.72% (A), 09/25/2022	205,487	205,487
2.72%, 07/25/2026	1,456,000	1,518,938
2.74%, 09/25/2025	1,000,000	1,043,253
2.81%, 09/25/2024	4,140,000	4,267,919
2.84%, 09/25/2022	879,772	899,412
2.93%, 01/25/2023	1,094,190	1,122,490
3.12%, 06/25/2027	654,000	698,867
3.21% (A), 04/25/2028	970,000	1,045,267
3.24%, 04/25/2027	1,097,000	1,180,765
3.30% (A), 11/25/2027	965,000	1,044,115
3.33%, 05/25/2027	590,000	636,274
3.35%, 01/25/2028	1,595,000	1,729,905
3.90% (A), 08/25/2028	1,720,000	1,941,116
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.25%, 2.17% (A), 08/15/2023	114,667	114,336
1-Month LIBOR + 0.30%, 2.22% (A), 03/15/2036	30,514	30,406
1-Month LIBOR + 0.40%, 2.50% (A), 07/15/2037	500,819	499,732
1-Month LIBOR + 1.20%, 3.12% (A), 07/15/2039	21,961	22,458
4.00%, 11/15/2041 - 07/15/2042	3,288,741	3,733,678
4.50%, 06/15/2025	1,690,778	1,771,939
5.00%, 07/15/2033 - 07/15/2041	8,973,383	10,397,765
5.30%, 01/15/2033	338,199	379,390
5.50%, 02/15/2022 - 01/15/2039	2,493,619	2,770,583
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (A), 05/15/2041	492,833	522,671
(3.67) * 1-Month LIBOR + 27.50%, 5.50% (A), 05/15/2041	579,549	644,812
5.70% (A), 10/15/2038	198,148	218,166
6.00%, 05/15/2034 - 06/15/2038	1,404,097	1,622,750
(1.50) * 1-Month LIBOR + 9.08%, 6.03% (A), 11/15/2033	58,772	61,634
6.25%, 10/15/2023	102,404	108,303
6.50%, 08/15/2021 - 06/15/2032	789,328	868,859
7.00%, 12/15/2036	377,710	445,640
7.02% (A), 11/15/2021	20,262	20,576
7.37% (A), 11/15/2046	521,065	616,555

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC (continued)
7.50%, 11/15/2036 - 12/15/2036	$ 452,783	$ 542,373
(7.27) * 1-Month LIBOR + 48.00%, 8.00% (A), 06/15/2035	14,633	16,987
(3.33) * 1-Month LIBOR + 17.50%, 11.10% (A), 02/15/2040	350,325	458,277
(1.83) * 1-Month LIBOR + 14.85%, 11.33% (A), 06/15/2033	27,462	34,475
(2.50) * 1-Month LIBOR + 17.45%, 12.65% (A), 02/15/2038	11,301	13,526
(4.00) * 1-Month LIBOR + 22.00%, 14.32% (A), 05/15/2035	41,834	57,611
(3.00) * 1-Month LIBOR + 20.22%, 14.46% (A), 07/15/2035	26,821	37,515
(2.60) * 1-Month LIBOR + 20.93%, 15.93% (A), 08/15/2031	34,453	47,004
(4.50) * 1-Month LIBOR + 24.75%, 16.10% (A), 06/15/2035	60,520	103,290
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
2.18% (A), 01/15/2040	394,594	21,781
4.00%, 11/15/2029	267,287	6,984
(1.00) * 1-Month LIBOR + 6.00%, 4.08% (A), 11/15/2037 - 10/15/2040	759,879	111,217
(1.00) * 1-Month LIBOR + 6.05%, 4.13% (A), 05/15/2038	110,455	13,705
(1.00) * 1-Month LIBOR + 6.10%, 4.18% (A), 05/15/2039	50,492	3,443
(1.00) * 1-Month LIBOR + 6.25%, 4.33% (A), 12/15/2039	166,271	22,481
(1.00) * 1-Month LIBOR + 6.34%, 4.42% (A), 12/15/2039	474,051	77,734
(1.00) * 1-Month LIBOR + 6.40%, 4.48% (A), 01/15/2037	45,878	6,247
4.50%, 12/15/2024	4,560	73
(1.00) * 1-Month LIBOR + 6.45%, 4.53% (A), 11/15/2037	21,278	3,883
(1.00) * 1-Month LIBOR + 6.80%, 4.88% (A), 09/15/2039	154,003	21,461
5.00%, 04/15/2032 - 08/15/2040	957,607	94,584
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 04/15/2020 - 12/15/2043	4,275,446	3,823,231
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
2.27% (A), 10/25/2037	341,527	371,727
5.23%, 05/25/2043	771,788	862,552
6.50%, 02/25/2043	255,493	300,579
6.50% (A), 09/25/2043	112,912	133,953
7.00%, 02/25/2043 - 07/25/2043	292,537	352,469
7.50%, 02/25/2042 - 09/25/2043	363,335	431,368
Federal Home Loan Mortgage Corp., Interest Only STRIPS
(1.00) * 1-Month LIBOR + 7.70%, 5.78% (A), 08/15/2036	329,266	58,865
Federal National Mortgage Association
1-Month LIBOR + 0.22%, 2.04% (A), 03/25/2045 - 02/25/2046	126,922	126,775
2.15%, 01/25/2023	2,290,440	2,307,553

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
1-Month LIBOR + 0.40%, 2.22% (A), 05/25/2042	$ 190,655	$ 188,789
2.37%, 04/01/2023	1,634,098	1,655,135
1-Month LIBOR + 0.55%, 2.37% (A), 08/25/2042	735,647	736,692
2.38%, 10/01/2026	1,500,000	1,529,112
2.43%, 08/01/2026	1,912,012	1,953,698
2.48% (A), 12/25/2026	2,200,000	2,257,161
2.49%, 05/01/2026 - 05/25/2026	2,993,164	3,055,322
2.61%, 06/01/2026	1,012,000	1,045,991
2.63%, 03/01/2026	2,916,738	3,012,668
2.64%, 06/01/2026	2,477,000	2,564,826
2.67%, 04/01/2025	1,142,551	1,183,973
2.70%, 07/01/2026	1,276,000	1,326,453
2.80%, 10/01/2025 - 01/01/2028	14,807,848	15,438,176
2.90%, 06/25/2027	2,039,518	2,125,324
2.92%, 01/01/2025	2,510,000	2,631,317
2.93%, 06/01/2030	1,000,000	1,060,722
2.94% (A), 01/25/2026	3,486,000	3,639,415
2.94%, 12/01/2028	5,000,000	5,296,381
2.98%, 06/01/2027	1,715,000	1,807,144
2.99%, 08/01/2029	3,000,000	3,193,756
3.00%, 06/01/2043	1,169,478	1,206,372
3.02%, 07/01/2024 - 05/01/2030	13,093,796	13,900,093
3.04%, 06/01/2024 - 07/01/2029	6,880,497	7,310,310
3.04% (A), 03/25/2028	1,138,000	1,205,074
3.06% (A), 05/25/2027	1,700,000	1,799,544
3.08% (A), 06/25/2027	1,771,000	1,877,028
3.08%, 12/01/2024	1,868,508	1,967,833
3.09%, 09/01/2029	3,797,000	4,082,206
3.09% (A), 02/25/2030	815,000	865,383
1-Month LIBOR + 0.93%, 3.10% (A), 11/25/2022	389,574	390,262
3.11%, 03/01/2027	1,947,625	2,075,244
3.15%, 04/01/2031	3,042,182	3,239,366
3.17%, 02/01/2030	971,922	1,048,685
3.18% (A), 04/25/2029	1,419,000	1,526,621
3.21%, 03/01/2029	5,000,000	5,397,360
3.24%, 06/01/2026	909,994	972,043
3.28%, 11/01/2030	1,972,778	2,145,480
3.29%, 08/01/2026	1,997,220	2,148,308
3.32%, 04/01/2029	5,000,000	5,441,922
3.37%, 05/01/2037	912,798	1,004,971
3.38%, 12/01/2029	786,431	858,349
3.38% (A), 07/25/2028	2,032,000	2,205,004
3.45%, 04/01/2029	3,867,000	4,233,446
3.50%, 04/01/2043 - 01/01/2044	2,415,221	2,531,587
3.52%, 10/01/2029	802,740	882,368
3.57%, 07/01/2028	2,460,791	2,703,987
6-Month LIBOR + 1.31%, 3.59% (A), 09/01/2036	28,168	28,968
3.59%, 01/01/2031	935,842	1,038,508
12-Month LIBOR + 1.46%, 3.71% (A), 09/01/2037	24,097	25,209
3.73%, 05/01/2029	851,573	945,696
3.76%, 12/01/2035	1,889,486	2,134,068
3.82%, 07/01/2030	2,502,000	2,829,700

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
6-Month LIBOR + 1.28%, 3.84% (A), 07/01/2037	$ 65,522	$ 67,253
12-Month LIBOR + 1.63%, 3.88% (A), 09/01/2036	92,009	95,680
6-Month LIBOR + 1.54%, 3.88% (A), 02/01/2037	20,807	21,588
3.90%, 09/01/2021	863,943	888,926
12-Month LIBOR + 1.39%, 3.90% (A), 11/01/2037	43,553	45,254
6-Month LIBOR + 1.48%, 3.91% (A), 02/01/2037	46,273	47,888
3.97%, 12/01/2025	408,167	450,826
4.00%, 01/01/2043 - 08/01/2048	6,753,121	7,107,156
4.02%, 11/01/2028	634,368	719,908
4.05%, 01/01/2021	1,565,000	1,589,121
12-Month LIBOR + 1.82%, 4.07% (A), 09/01/2036	17,618	18,436
12-Month LIBOR + 1.64%, 4.11% (A), 07/01/2037	29,706	31,190
1-Year CMT + 2.06%, 4.21% (A), 11/01/2037	84,854	89,676
12-Month LIBOR + 1.88%, 4.22% (A), 08/01/2036	4,328	4,389
4.23%, 02/01/2029	4,024,890	4,621,725
4.25%, 04/01/2021	2,500,000	2,560,379
4.26%, 07/01/2021	2,381,625	2,453,127
4.34%, 06/01/2021	7,000,000	7,203,194
4.45%, 07/01/2026	1,315,621	1,509,372
4.50%, 08/01/2021	3,000,000	3,106,637
12-Month LIBOR + 1.77%, 4.53% (A), 10/01/2036	24,140	25,209
4.55%, 06/25/2043	81,633	88,131
12-Month LIBOR + 1.80%, 4.56% (A), 07/01/2037	27,801	29,451
12-Month LIBOR + 1.84%, 4.61% (A), 06/01/2036	65,204	69,022
12-Month LIBOR + 1.62%, 4.64% (A), 04/01/2037	10,140	10,655
12-Month LIBOR + 1.81%, 4.65% (A), 12/01/2036	20,480	21,493
12-Month LIBOR + 1.83%, 4.71% (A), 05/01/2036	62,801	66,262
12-Month LIBOR + 1.67%, 4.72% (A), 04/01/2036	35,361	37,123
12-Month LIBOR + 1.86%, 4.73% (A), 11/01/2036	16,694	17,477
12-Month LIBOR + 1.94%, 4.81% (A), 12/01/2036	50,242	52,760
12-Month LIBOR + 2.37%, 4.99% (A), 08/01/2037	27,764	29,639
5.00%, 04/01/2022 - 08/01/2040	743,564	817,607
6-Month LIBOR + 2.50%, 5.01% (A), 03/01/2036	167,481	179,224
12-Month LIBOR + 2.28%, 5.02% (A), 11/01/2036	7,687	8,136
12-Month LIBOR + 2.38%, 5.30% (A), 03/01/2036	82,892	88,774
5.50%, 11/01/2032 - 07/01/2037	1,257,000	1,389,621

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
6.00%, 05/01/2020 - 11/01/2037	$ 2,085,920	$ 2,290,932
6.50%, 06/01/2023 - 07/25/2042	1,334,317	1,508,769
7.00%, 12/25/2033 - 02/25/2044	1,042,450	1,208,569
7.50%, 10/01/2037 - 12/25/2045	620,725	744,773
8.00%, 10/01/2031	56,919	63,821
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.24%, 2.06% (A), 10/25/2046	117,051	116,879
1-Month LIBOR + 0.29%, 2.11% (A), 07/25/2036	107,811	107,650
1-Month LIBOR + 0.40%, 2.22% (A), 06/25/2037	27,441	27,594
1-Month LIBOR + 0.25%, 2.27% (A), 06/27/2036	149,728	147,108
1-Month LIBOR + 0.55%, 2.37% (A), 08/25/2041	270,838	273,233
1-Month LIBOR + 0.60%, 2.42% (A), 04/25/2040	210,632	212,062
3.00%, 01/25/2046	769,713	796,794
3.50%, 02/25/2043	928,134	985,268
4.45% (A), 12/25/2039	132,673	141,417
4.50%, 02/25/2039 - 05/25/2041	1,011,399	1,110,707
5.50%, 08/25/2025 - 10/25/2040	6,371,299	7,205,289
5.61% (A), 01/25/2032	51,133	54,350
5.75%, 08/25/2034	864,309	963,734
5.77% (A), 05/25/2051	193,386	218,812
5.82% (A), 12/25/2042	104,488	113,568
5.99% (A), 06/25/2040	146,705	166,100
6.00%, 03/25/2029 - 12/25/2049	1,946,906	2,180,565
6.22% (A), 02/25/2040	174,384	194,198
6.25%, 09/25/2038	24,377	27,436
6.44% (A), 03/25/2040	232,930	267,976
6.50%, 04/18/2028 - 11/25/2041	695,172	795,085
6.75%, 04/25/2037	54,349	60,332
7.00%, 03/25/2038 - 11/25/2041	1,561,978	1,810,037
7.50%, 05/17/2024	64,741	69,634
8.00%, 02/25/2023	226,869	242,350
(2.00) * 1-Month LIBOR + 12.66%, 9.01% (A), 03/25/2040	230,213	276,806
(3.33) * 1-Month LIBOR + 17.67%, 11.59% (A), 04/25/2040	181,501	230,429
(2.50) * 1-Month LIBOR + 16.88%, 12.32% (A), 08/25/2035 - 10/25/2035	60,885	79,206
(2.00) * 1-Month LIBOR + 16.20%, 12.55% (A), 01/25/2034	15,016	17,773
(2.75) * 1-Month LIBOR + 17.88%, 12.86% (A), 09/25/2024	77,191	88,794
(2.75) * 1-Month LIBOR + 19.53%, 14.51% (A), 05/25/2034	103,771	149,915
(2.75) * 1-Month LIBOR + 20.13%, 15.12% (A), 05/25/2035	123,125	153,644
(3.33) * 1-Month LIBOR + 22.67%, 16.59% (A), 04/25/2037	56,138	86,933
(3.67) * 1-Month LIBOR + 24.57%, 17.88% (A), 11/25/2035	60,966	86,469

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Interest Only STRIPS
1.70% (A), 01/25/2038	$ 57,323	$ 2,648
2.13% (A), 04/25/2041	257,216	14,857
(1.00) * 1-Month LIBOR + 4.44%, 2.62% (A), 11/25/2040	814,081	68,937
3.00%, 01/25/2021	100,963	1,372
(1.00) * 1-Month LIBOR + 5.00%, 3.18% (A), 07/25/2040	818,111	107,302
(1.00) * 1-Month LIBOR + 5.90%, 4.08% (A), 10/25/2039	36,292	4,109
(1.00) * 1-Month LIBOR + 6.00%, 4.18% (A), 02/25/2038 - 06/25/2039	647,925	75,214
(1.00) * 1-Month LIBOR + 6.18%, 4.36% (A), 12/25/2039	10,745	1,303
(1.00) * 1-Month LIBOR + 6.25%, 4.43% (A), 01/25/2040	245,143	42,491
(1.00) * 1-Month LIBOR + 6.35%, 4.53% (A), 12/25/2037	500,734	75,385
(1.00) * 1-Month LIBOR + 6.40%, 4.58% (A), 07/25/2037 - 05/25/2040	589,284	96,230
(1.00) * 1-Month LIBOR + 6.42%, 4.60% (A), 04/25/2040	90,841	11,667
(1.00) * 1-Month LIBOR + 6.45%, 4.63% (A), 10/25/2037 - 12/25/2037	263,052	44,376
(1.00) * 1-Month LIBOR + 6.62%, 4.80% (A), 07/25/2037	130,900	18,290
(1.00) * 1-Month LIBOR + 6.65%, 4.83% (A), 10/25/2026 - 03/25/2039	488,817	61,352
(1.00) * 1-Month LIBOR + 6.70%, 4.88% (A), 03/25/2036	1,009,009	206,977
5.00%, 07/25/2039	70,006	11,947
(1.00) * 1-Month LIBOR + 6.99%, 5.17% (A), 03/25/2038	135,420	26,485
(1.00) * 1-Month LIBOR + 7.10%, 5.28% (A), 02/25/2040	108,529	16,222
5.50%, 10/25/2039	98,783	16,963
Federal National Mortgage Association REMIC, Principal Only STRIPS 10/25/2023 - 12/25/2043	2,773,791	2,538,391
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 08/25/2032	356,060	337,775
FREMF Mortgage Trust
3.58% (A), 11/25/2049 (B)	920,000	956,711
3.68% (A), 01/25/2048 (B)	4,355,000	4,521,960
3.68% (A), 01/25/2048 (B)	1,405,000	1,445,850
3.83% (A), 11/25/2047 (B)	2,000,000	2,086,478
3.84% (A), 07/25/2049 (B)	750,000	782,968
4.07% (A), 11/25/2047 (B)	853,000	899,733
Government National Mortgage Association
1-Month LIBOR + 0.45%, 2.54% (A), 03/20/2060	9,278	9,222
1-Month LIBOR + 0.47%, 2.56% (A), 05/20/2063	1,437,785	1,436,600
1-Month LIBOR + 0.50%, 2.59% (A), 06/20/2067	1,996,408	1,995,483
1-Month LIBOR + 0.52%, 2.61% (A), 10/20/2062	1,214,542	1,214,874

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
1-Month LIBOR + 0.53%, 2.62% (A), 10/20/2062	$ 1,077,321	$ 1,080,368
1-Month LIBOR + 0.58%, 2.67% (A), 05/20/2066	1,027,278	1,028,357
1-Month LIBOR + 0.60%, 2.69% (A), 11/20/2065	2,763,264	2,772,665
1-Month LIBOR + 0.65%, 2.74%, 05/20/2061	19,094	19,142
1-Month LIBOR + 0.65%, 2.74% (A), 02/20/2064 - 01/20/2066	5,505,590	5,531,235
1-Month LIBOR + 0.70%, 2.79% (A), 05/20/2061 - 03/20/2066	4,595,616	4,623,940
1-Month LIBOR + 1.00%, 3.09% (A), 12/20/2066	762,764	774,071
4.50%, 11/20/2034	977,113	1,081,664
(1.15) * 1-Month LIBOR + 7.67%, 5.49% (A), 03/17/2033	694	694
5.50%, 01/16/2033 - 09/20/2039	3,326,041	3,699,707
5.75%, 02/20/2036 - 10/20/2037	529,606	580,082
5.82% (A), 10/20/2033	208,970	236,357
6.00%, 11/20/2033 - 08/20/2038	770,877	867,855
6.50%, 12/20/2031 - 12/15/2035	702,242	802,414
7.00%, 09/15/2031 - 10/16/2040	750,298	856,384
(6.25) * 1-Month LIBOR + 44.50%, 7.00% (A), 09/20/2034	11,342	12,233
7.50%, 09/16/2035 - 10/15/2037	134,084	157,117
(1.83) * 1-Month LIBOR + 14.70%, 11.20% (A), 11/17/2032	17,982	19,962
(2.92) * 1-Month LIBOR + 17.50%, 12.12% (A), 02/20/2034	43,744	54,991
(3.50) * 1-Month LIBOR + 23.28%, 16.81% (A), 04/20/2037	118,960	172,012
Government National Mortgage Association, Interest Only STRIPS
1.66% (A), 06/20/2067	4,694,251	424,360
(1.00) * 1-Month LIBOR + 5.83%, 3.98% (A), 02/20/2038	61,388	6,996
(1.00) * 1-Month LIBOR + 5.90%, 4.05% (A), 09/20/2038	392,543	55,943
(1.00) * 1-Month LIBOR + 5.95%, 4.10% (A), 02/20/2039 - 06/20/2039	157,651	18,403
(1.00) * 1-Month LIBOR + 6.00%, 4.15%, 02/20/2038	651,704	89,089
(1.00) * 1-Month LIBOR + 6.05%, 4.16% (A), 08/16/2039	240,880	29,795
(1.00) * 1-Month LIBOR + 6.04%, 4.19% (A), 02/20/2039	52,349	4,655
(1.00) * 1-Month LIBOR + 6.10%, 4.21% (A), 07/16/2039	244,985	31,146
(1.00) * 1-Month LIBOR + 6.09%, 4.24% (A), 09/20/2039	386,762	39,400
(1.00) * 1-Month LIBOR + 6.10%, 4.25% (A), 11/20/2034	311,870	37,391
(1.00) * 1-Month LIBOR + 6.15%, 4.30% (A), 07/20/2038	448,835	66,454
(1.00) * 1-Month LIBOR + 6.20%, 4.35% (A), 03/20/2037 - 06/20/2038	166,095	24,832

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Interest Only STRIPS (continued)
(1.00) * 1-Month LIBOR + 6.30%, 4.45% (A), 03/20/2039	$ 5,237	$ 50
(1.00) * 1-Month LIBOR + 6.40%, 4.51% (A), 06/16/2039 - 11/16/2039	294,526	33,845
(1.00) * 1-Month LIBOR + 6.40%, 4.55% (A), 12/20/2038	64,782	4,028
(1.00) * 1-Month LIBOR + 6.55%, 4.64% (A), 11/16/2033	67,105	7,566
(1.00) * 1-Month LIBOR + 6.55%, 4.70% (A), 11/20/2037	40,495	7,034
(1.00) * 1-Month LIBOR + 6.60%, 4.75% (A), 05/20/2041	267,341	40,463
(1.00) * 1-Month LIBOR + 6.68%, 4.83% (A), 07/20/2037	246,329	31,289
(1.00) * 1-Month LIBOR + 6.70%, 4.85% (A), 06/20/2037	464,321	65,571
(1.00) * 1-Month LIBOR + 7.30%, 5.45% (A), 12/20/2038	260,277	53,877
(1.00) * 1-Month LIBOR + 7.60%, 5.75% (A), 09/20/2038	30,239	4,137
(1.00) * 1-Month LIBOR + 7.70%, 5.81% (A), 04/16/2038	23,293	3,847
6.50%, 03/20/2039	35,413	6,327
Government National Mortgage Association, Principal Only STRIPS 12/20/2032 - 12/20/2040	965,444	880,655
Government Trust Certificate Series 2001-Z, Zero Coupon, 04/01/2020	10,890,000	10,804,545
National Credit Union Administration Guaranteed Notes Trust Series 2010-R3, Class 3A, 2.40%, 12/08/2020	25,787	25,928
Residual Funding Corp., Principal Only STRIPS 07/15/2020 - 01/15/2030	4,790,000	4,355,809
Resolution Funding Corp., Principal Only STRIPS 01/15/2026 - 10/15/2027	170,000	147,953
Tennessee Valley Authority
4.25%, 09/15/2065	365,000	501,709
4.63%, 09/15/2060	451,000	654,468
5.88%, 04/01/2036	2,565,000	3,709,204
Tennessee Valley Authority, Principal Only STRIPS 11/01/2025 - 05/01/2030	3,300,000	2,799,131
Vendee Mortgage Trust
6.75%, 06/15/2028	211,665	238,917
7.25%, 02/15/2023	175,307	187,468

Total U.S. Government Agency Obligations (Cost $340,218,526)		350,039,908

U.S. GOVERNMENT OBLIGATIONS - 23.0%
U.S. Treasury - 22.3%
U.S. Treasury Bond
2.25%, 08/15/2046	315,000	319,405
2.50%, 02/15/2045	2,300,000	2,446,805

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
2.75%, 08/15/2042 - 11/15/2042	$ 3,548,000	$ 3,935,238
2.88%, 08/15/2045	2,000,000	2,278,672
3.00%, 02/15/2048	430,000	504,629
3.13%, 02/15/2043 - 05/15/2048	4,871,000	5,756,585
3.38%, 05/15/2044	3,000,000	3,695,742
3.63%, 08/15/2043 - 02/15/2044	10,190,000	13,005,790
3.75%, 11/15/2043	20,490,000	26,638,601
4.38%, 11/15/2039 - 05/15/2041	3,840,000	5,354,625
5.38%, 02/15/2031	29,000	39,844
U.S. Treasury Bond, Principal Only STRIPS
05/15/2020 - 11/15/2041	82,350,000	70,857,552
11/15/2021 - 02/15/2035 (G)	12,825,000	11,106,893
U.S. Treasury Note
1.25%, 10/31/2021	4,800,000	4,770,375
1.50%, 02/28/2023 - 08/15/2026	5,142,000	5,137,145
1.63%, 10/31/2023 - 02/15/2026	7,088,400	7,116,989
1.75%, 02/28/2022 - 05/15/2023	27,199,000	27,369,852
1.88%, 08/31/2022 - 08/31/2024	4,398,000	4,444,094
2.00%, 10/31/2021 - 11/15/2026	5,915,800	5,979,324
2.13%, 01/31/2021 - 03/31/2024	3,279,000	3,333,516
2.25%, 11/15/2024 - 02/15/2027	4,155,000	4,302,822
2.38%, 08/15/2024	18,000,000	18,689,062
2.50%, 08/15/2023 - 05/15/2024	10,148,000	10,510,494
2.63%, 05/15/2021	2,163,600	2,197,406
2.75%, 05/31/2023 - 02/15/2024	6,334,000	6,651,203
2.88%, 05/31/2025	2,396,000	2,562,223

		249,004,886

U.S. Treasury Inflation-Protected Securities - 0.7%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	2,987,400	3,613,901
U.S. Treasury Inflation-Indexed Note
0.13%, 01/15/2022	3,295,201	3,272,450
1.38%, 01/15/2020	1,439,127	1,439,127

		8,325,478

Total U.S. Government Obligations (Cost $239,037,002)		257,330,364

	Shares	Value
OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (I)	13,578,873	13,578,873

Total Other Investment Company (Cost $13,578,873)		13,578,873

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

Principal	Value
REPURCHASE AGREEMENT - 2.1%

Fixed Income Clearing Corp., 0.85% (I), dated 10/31/2019, to be repurchased at $22,935,981 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $23,395,604.

$ 22,935,440	$ 22,935,440

Total Repurchase Agreement (Cost $22,935,440)	22,935,440

Total Investments (Cost $1,069,743,207)	1,120,926,909
Net Other Assets (Liabilities) - (0.5)%	(5,597,354)

Net Assets - 100.0%	$ 1,115,329,555

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (K)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$146,451,813	$1,871,662	$148,323,475
Corporate Debt Securities	—	279,638,767	—	279,638,767
Foreign Government Obligations	—	7,674,850	—	7,674,850
Mortgage-Backed Securities	—	35,514,085	—	35,514,085
Municipal Government Obligations	—	5,891,147	—	5,891,147
U.S. Government Agency Obligations	—	350,039,908	—	350,039,908
U.S. Government Obligations	—	257,330,364	—	257,330,364
Other Investment Company	13,578,873	—	—	13,578,873
Repurchase Agreement	—	22,935,440	—	22,935,440

Total Investments	$13,578,873	$1,105,476,374	$1,871,662	$1,120,926,909

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Asset-Backed Securities (E)	$—	$—	$1,871,662	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $200,873,016, representing 18.0% of the Fund’s net assets.
(C)	Security is Level 3 of the fair value hierarchy.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2019, the total value of securities is $3,271,662, representing 0.3% of the Fund’s net assets.
(E)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,305,590. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Rates disclosed reflect the yields at October 31, 2019.
(J)	The Fund recognizes transfers in and out of Level 3 as of October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Global Real Estate Securities

(unaudited)

MARKET ENVIRONMENT

The final quarter of 2018 saw significant equity market weakness, marred by persistent trade-related concerns, rising rates and slowing economic growth. October 2018 saw a correction in the S&P 500® in response to rising U.S. interest rate expectations. While this abated in November 2018, December 2018 saw a further move down. Although rate pressures eased and forward interest rate expectations moved down, concerns around economic growth took over.

A strong rebound in the first quarter of 2019 laid the foundation for positive year-to-date performance in both global equity markets and real estate securities. The second quarter of 2019 saw equities post modest gains. Following a steady march up in April, May saw a correction in the S&P 500® as trade tensions intensified, before rallying in June on the back of a dovish surprise from the U.S. Federal Reserve (“Fed”), resolution of the U.S.-Mexico tariff dispute, and a trade truce between the U.S. and China. The third quarter of 2019 was a similar story as positive performance was held to modest levels with continued deceleration in global economic growth, increased fears of a protracted trade dispute, and heightened geopolitical tensions. In the current market environment, we are encouraged by accommodative central bank policy that bolsters the pricing of yield-oriented securities and creates a more favorable case for debt financing.

While October 2019 has seen some reflation in global markets and glimmers of optimism for the economy, we remain cautious, in part due to the potential for market volatility driven by politics as we move towards next year’s presidential election, and in part due to taking a wait-and-see approach on the economy. We favor enterprises that are exposed to idiosyncratic growth, secular trends and those that have the operational and financial capacity to execute.

In a world where economic expectations appear to be low growth, low inflation and consequently lower for longer costs of capital, we continue to focus on markets where underlying property market fundamentals remain robust, and on companies with exposure to these markets coupled with strong balance sheets to withstand short term volatility in capital markets.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Global Real Estate Securities (Class I2) returned 21.12%. By comparison, its benchmark, the S&P Developed Property Index, returned 20.20%.

STRATEGY REVIEW

For the 12-month period ended October 31, 2019, the Fund outperformed its benchmark.

On a regional level, the returns for the benchmark were positive across the three regions; Americas, Asia Pacific (“APAC”) and Europe, Middle East and Africa (“EMEA”). The Fund had positive relative performance in all three regions. The Fund’s exposure to U.S. Specialty, U.S. Office, UK Majors, U.S. Lodging, Hong Kong and Australian Developers, U.S. Self-Storage, U.S. Residential, Japan Real Estate Investment Trusts (“REITs”), Singapore REITs, and U.S. Industrial contributed to performance. The Fund’s exposure to U.S. Healthcare, Israel, Switzerland, U.S. Retail and Northern European countries detracted from performance.

At an individual stock level, the top five contributors were Sun Communities, Inc., REIT (an owner and operator of manufactured housing and recreational vehicle communities across the US and Canada), Rexford Industrial Realty, Inc., REIT (a U.S. REIT focused on industrial properties in Southern California), GDS Holdings, Ltd. (a Chinese-based datacenter REIT), GLP J-REIT (a Japanese based REIT specializing in logistics facilities), and Spirit Realty Capital, Inc., REIT (a premier net-lease REIT investing in single-tenant, operationally essential real estate with long-term net leases).

The main detractors were Swire Properties, Ltd. (an owner and operator of mixed-use commercial properties in Hong Kong and Mainland China, Host Hotels & Resorts, Inc., REIT (the largest lodging REIT and one of the largest owners of luxury and upscale hotels), Dexus, REIT (a company focused on the Australian market), Simon Property Group, Inc., REIT (the largest retail REIT and the largest shopping mall operator in the U.S.), and Mid-America Apartment Communities, REIT (a U.S. REIT that invests in apartments in the Southeastern and the Southwestern United States).

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Alastair Gillespie, CFA

Mark Howard-Johnson, CFA

James Wilkinson

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.5%
Repurchase Agreement	1.6
Other Investment Company	1.6
Net Other Assets (Liabilities) ^	(2.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2019

Transamerica Global Real Estate Securities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I2 (NAV)	21.12%	4.27%	7.88%	11/15/2005
S&P Developed Property Index (A)	20.20%	6.15%	9.32%

(A) The S&P Developed Property Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in real estate securities and real estate investment trusts (“REITs”) involve special risks, such as the possible decline in value of real estate, extended vacancies, and uninsured damages from natural disasters. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2019

Transamerica Global Real Estate Securities

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 99.5%
Australia - 5.3%
Centuria Capital Group	36,397	$ 54,948
Charter Hall Group, REIT	5,527	43,053
Dexus, REIT	26,041	214,878
Goodman Group, REIT	30,071	298,297
LendLease Group (A)	15,307	197,214
New South Resources, Ltd. (B)	106,641	136,734
NEXTDC, Ltd. (A) (B)	49,552	218,957

		1,164,081

Belgium - 0.7%
Aedifica SA, REIT	1,229	147,762

Canada - 1.6%
Canadian Apartment Properties, REIT	2,985	124,286
RioCan, REIT	11,373	228,220

		352,506

Cayman Islands - 0.9%
ESR Cayman, LTD. (B) (C)	95,000	203,677

France - 1.1%
Unibail-Rodamco-Westfield, REIT	1,511	233,655

Germany - 4.1%
Godewind Immobilien AG (B) (D)	24,642	111,307
LEG Immobilien AG	2,059	236,300
TLG Immobilien AG	7,603	222,590
Vonovia SE	6,174	328,524

		898,721

Hong Kong - 6.8%
China Resources Land, Ltd.	12,000	51,225
CK Asset Holdings, Ltd.	60,500	422,329
Kerry Properties, Ltd.	13,000	42,139
Link, REIT	38,000	414,385
New World Development Co., Ltd.	77,000	110,450
Sun Hung Kai Properties, Ltd.	6,500	98,629
Swire Properties, Ltd.	84,000	264,780
Wheelock & Co., Ltd.	13,000	80,545

		1,484,482

Japan - 12.4%
Daito Trust Construction Co., Ltd.	1,600	212,909
Daiwa House Industry Co., Ltd.	7,700	266,316
GLP J-REIT	135	176,016
Hankyu Hanshin, Inc., REIT	16	27,247
Heiwa Real Estate, Inc., REIT	19	25,124
Hulic, Inc., REIT	132	252,046
Ichigo Office Investment, REIT	134	137,859
Japan Real Estate Investment Corp., REIT	32	218,391
Kenedix Office Investment Corp., REIT	28	219,354
Mitsubishi Estate Logistics Investment Corp., REIT	20	65,469
Mitsui Fudosan Co., Ltd.	17,500	450,667
Nippon Building Fund, Inc., REIT	15	113,899
Sumitomo Realty & Development Co., Ltd.	9,700	354,173
Tokyu Fudosan Holdings Corp.	28,000	186,943

		2,706,413

Luxembourg - 0.9%
Aroundtown SA	23,370	197,204

Netherlands - 0.6%
InterXion Holding NV (B)	1,351	119,185

	Shares	Value
COMMON STOCKS (continued)
New Zealand - 0.2%
Goodman Property Trust, REIT	35,410	$ 48,358

Norway - 1.1%
Entra ASA (D)	15,574	233,030

Singapore - 3.4%
AIMS APAC, REIT	114,200	115,002
Ascendas, REIT	80,500	187,574
Cromwell European Real Estate Investment Trust	98,000	55,196
Keppel DC, REIT	52,100	76,592
Lendlease Global Commercial, REIT (B)	422,194	294,818

		729,182

Spain - 1.7%
Aedas Homes SAU (B) (D)	5,328	123,006
Inmobiliaria Colonial Socimi SA, REIT	19,828	256,082

		379,088

Sweden - 2.0%
Castellum AB	11,736	239,747
Kungsleden AB	22,528	204,616

		444,363

United Kingdom - 4.5%
Assura PLC, REIT	137,575	133,300
Derwent London PLC, REIT	3,567	164,028
Grainger PLC	54,786	182,244
Land Securities Group PLC, REIT	10,360	126,146
Segro PLC, REIT	22,457	245,575
Tritax Big Box PLC, REIT	70,523	137,302

		988,595

United States - 52.2%
Alexandria Real Estate Equities, Inc., REIT	3,348	531,495
American Homes 4 Rent Trust, Class A, REIT	15,721	416,135
AvalonBay Communities, Inc., REIT	3,140	683,452
Boston Properties, Inc., REIT	3,476	476,907
CareTrust, Inc., REIT	13,174	319,338
Cousins Properties, Inc., REIT	6,652	266,945
Digital Realty Trust, Inc., REIT	1,402	178,110
Douglas Emmett, Inc., REIT	2,668	115,578
EPR Properties, REIT	3,302	256,862
Equinix, Inc., REIT	1,160	657,465
Equity Residential, REIT	5,441	482,399
Extra Space Storage, Inc., REIT	3,668	411,806
Federal Realty Investment Trust, REIT	1,913	260,187
Healthcare Trust of America, Inc., Class A, REIT	8,532	264,492
Healthpeak Properties, Inc., REIT	14,026	527,658
Hilton Worldwide Holdings, Inc.	783	75,920
Host Hotels & Resorts, Inc., REIT	27,349	448,250
Hudson Pacific Properties, Inc., REIT	4,825	173,314
Plymouth Industrial, Inc., REIT	2,998	56,542
Prologis, Inc., REIT	9,189	806,427
Regency Centers Corp., REIT	5,099	342,857
Rexford Industrial Realty, Inc., REIT	8,587	412,949
Simon Property Group, Inc., REIT	4,354	656,061
Spirit Realty Capital, Inc., REIT	9,807	488,781
STAG Industrial, Inc., REIT	8,477	263,126
Sun Communities, Inc., REIT	2,900	471,685
UDR, Inc., REIT	8,971	450,793
Ventas, Inc., REIT	4,110	267,561
VEREIT, Inc.	25,416	250,093

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
VICI Properties, Inc., REIT	15,805	$ 372,208

		11,385,396

Total Common Stocks (Cost $18,538,266)		21,715,698

OTHER INVESTMENT COMPANY - 1.6%
Securities Lending Collateral - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (E)	342,244	342,244

Total Other Investment Company (Cost $342,244)		342,244

Principal	Value
REPURCHASE AGREEMENT - 1.6%

Fixed Income Clearing Corp., 0.85% (E), dated 10/31/2019, to be repurchased at $358,269 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.75%, due 06/15/2022, and with a value of $368,499.

$ 358,260	$ 358,260

Total Repurchase Agreement (Cost $358,260)	358,260

Total Investments (Cost $19,238,770)	22,416,202
Net Other Assets (Liabilities) - (2.7)%	(586,631)

Net Assets - 100.0%	$ 21,829,571

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements
Reference Entity	Counterparty	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Net Unrealized Appreciation (Depreciation)
Contracts for Difference
Equity Securities Long (F)	GSI	11/18/2019	USD	46,611	0.2%	$ 48,141	$ 1,530

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/15/2020	USD	188,128	EUR	169,000	$—	$(1,390)
BNP	01/15/2020	USD	1,285	GBP	1,000	—	(13)
BNP	01/15/2020	USD	107,830	THB	3,278,000	—	(830)
BNP	01/15/2020	CHF	210,000	USD	212,017	2,192	—
BNP	01/15/2020	EUR	7,000	USD	7,771	79	—
BNP	01/15/2020	JPY	7,254,000	USD	67,435	94	—
BNP	01/15/2020	AUD	59,000	USD	40,467	284	—
BOA	01/15/2020	USD	10,228	GBP	8,000	—	(162)
BOA	01/15/2020	USD	20,260	JPY	2,187,000	—	(99)
BOA	01/15/2020	AUD	28,000	USD	19,253	86	—
CITI	01/15/2020	AUD	29,000	USD	19,584	447	—
CITI	01/15/2020	EUR	13,000	USD	14,512	66	—
HSBC	01/15/2020	USD	151,282	AUD	222,000	—	(2,055)
HSBC	01/15/2020	USD	5,032	GBP	4,000	—	(163)
HSBC	01/15/2020	USD	275,426	HKD	2,159,000	—	(49)
HSBC	01/15/2020	USD	69,112	SEK	674,000	—	(1,011)
HSBC	01/15/2020	NOK	27,000	USD	2,965	—	(27)
HSBC	01/15/2020	JPY	943,000	USD	8,719	60	—
HSBC	01/15/2020	GBP	23,000	USD	29,708	162	—
HSBC	01/15/2020	THB	3,278,000	USD	108,148	512	—
HSBC	01/15/2020	EUR	16,000	USD	17,942	—	—
HSBC	01/15/2020	AUD	5,000	USD	3,436	17	—
JPM	01/15/2020	USD	18,108	JPY	1,954,000	—	(83)
JPM	01/15/2020	EUR	11,000	USD	12,315	20	—
JPM	01/15/2020	AUD	35,000	USD	23,943	232	—
JPM	01/15/2020	GBP	13,000	USD	16,927	—	(44)
NOMI	01/15/2020	EUR	2,000	USD	2,223	19	—
SSB	01/15/2020	USD	117,432	GBP	92,000	—	(2,051)
SSB	01/15/2020	USD	19,340	JPY	2,087,000	—	(88)
SSB	01/15/2020	USD	213,740	NOK	1,938,000	2,892	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
SSB	01/15/2020	USD	46,227	SEK	450,000	$—	$(591)
SSB	01/15/2020	USD	114,411	SGD	156,000	—	(353)
SSB	01/15/2020	CAD	4,000	USD	3,030	8	—
SSB	01/15/2020	JPY	50,876,000	USD	472,359	1,258	—
SSB	01/15/2020	NZD	40,000	USD	25,425	257	—
SSB	01/15/2020	ZAR	120,000	USD	7,992	—	(132)
SSB	01/15/2020	EUR	38,000	USD	42,584	30	—
SSB	01/15/2020	SGD	6,000	USD	4,407	7	—
SSB	01/15/2020	AUD	30,000	USD	20,653	68	—
UBS	01/15/2020	USD	112,767	HKD	884,000	—	(27)
UBS	01/15/2020	ILS	478,000	USD	137,315	—	(1,144)
UBS	01/15/2020	SGD	258,000	USD	188,043	1,760	—

Total						$10,550	$(10,312)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Equity Real Estate Investment Trusts	72.4%	$16,226,124
Real Estate Management & Development	22.4	5,020,564
IT Services	1.5	338,142
Hotels, Restaurants & Leisure	0.3	75,920
Capital Markets	0.3	54,948

Investments	96.9	21,715,698
Short-Term Investments	3.1	700,504

Total Investments	100.0%	$22,416,202

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$11,857,087	$9,858,611	$—	$21,715,698
Other Investment Company	342,244	—	—	342,244
Repurchase Agreement	—	358,260	—	358,260

Total Investments	$12,199,331	$10,216,871	$—	$22,416,202

Other Financial Instruments
Over-the-Counter Total Return Swap Agreements - CFD	$—	$48,141	$—	$48,141
Forward Foreign Currency Contracts (H)	—	10,550	—	10,550

Total Other Financial Instruments	$—	$58,691	$—	$58,691

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$(10,312)	$—	$(10,312)

Total Other Financial Instruments	$—	$(10,312)	$—	$(10,312)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $325,007. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2019, the value of the security is $203,677, representing 0.9% of the Fund’s net assets.
(D)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $467,343, representing 2.1% of the Fund’s net assets.
(E)	Rates disclosed reflect the yields at October 31, 2019.
(F)	The Fund receives or pays the total return on a fund of long positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specific benchmark, plus or minus a spread of 20 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmark used in determining the variable rate of interest is the Federal Funds Rate.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
ILS	Israel New Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
NOMI	Nomura International PLC
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

J-REIT	Japan-Real Estate Investment Trust
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Value

(unaudited)

MARKET ENVIRONMENT

International equities advanced over the 12-month period ended on October 31, 2019. Asia ex-Japan was the top performing region as strong earnings from Australian and multinational companies offset economic concerns surrounding the protests in Hong Kong. The United Kingdom underperformed the rest of the MSCI ACWI ex-U.S. Index universe, as Brexit uncertainty lingered over the nation’s macroeconomic forecasts. Ten out of eleven benchmark sectors posted gains led by information technology and utilities. Energy was the lone sector in negative territory; materials also lagged the index.

PERFORMANCE

For the year ended October 31, 2019, Transamerica International Value (Class I2) returned 6.74%. By comparison, its benchmark, the MSCI ACWI ex-U.S. Index, returned 11.84%.

STRATEGY REVIEW

The Fund trailed its benchmark, the MSCI ACWI ex-U.S. Index for the fiscal year. Japan was the largest detractor from relative return on a regional basis with JXTG Holdings Inc. as the worst performer in the group. The refining company’s profits were negatively impacted by deteriorating market prices for petroleum and petrochemical products, although it continued to generate solid free cash flow throughout the cycle. Emerging markets was the top contributor to performance with Qualicorp Consultoria e Corretora de Seguros SA (“Qualicrop”) leading the group. Qualicorp provides health insurance and health-care services in Brazil. The business model is bolstered by stable free cash flow and subscriber growth. The company’s founder recently reduced his sizable stake in the business, which led to improvements in Qualicorp’s corporate governance.

The financial sector was the largest source of underperformance among sectors with Burford Capital, Ltd. ("Burford") as the primary drag on returns. Burford, which invests in legal claims, was subject to accusations from a short seller claiming it manipulated profitability metrics by inflating the returns on several investments. Burford’s management defended these claims by providing more disclosure on its ongoing investments. We believe Burford will continue to provide more evidence confirming the legitimacy of its accounting; we had not made any changes to our position at period end. Materials also detracted with ArcelorMittal as the weakest position in the group. The European steelmaker’s shares declined amid a difficult industry environment. While ArcelorMittal closed unprofitable plants, many of its peers continued to increase supply despite a narrowing spread between input costs and finished steel prices. We continue to believe ArcelorMittal will use free cash flow to pay down debt and subsequently deliver shareholder returns.

Industrials and utilities were the top contributors to relative return at the sector level. International Container Terminal Services Inc. was the leader in industrials. Despite escalating global trade tensions, the Philippines-based cargo terminal operator has seen sustained cash flows from shipping volume growth. Veolia Environnement SA led our utilities holdings. The French waste and water manager has generated significant growth and free cash flow from its operating segments as well as the disposal of non-core businesses.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Brandon H. Harrell, CFA

Mark S. Tyler, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.6%
Other Investment Company	3.5
Preferred Stock	1.5
Net Other Assets (Liabilities)	(2.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica International Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception	Inception Date
Class I2 (NAV)	6.74%	(2.00)%	08/31/2018
MSCI ACWI ex-U.S. Index (A)	11.84%	2.24%

(A) The MSCI ACWI ex-U.S. Index captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Transamerica Funds	Annual Report 2019

Transamerica International Value

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 97.6%
Australia - 3.6%
Challenger, Ltd.	7,380	$ 40,496
Macquarie Group, Ltd.	1,240	114,474
Qantas Airways, Ltd.	11,306	49,958
Santos, Ltd.	25,708	143,901

		348,829

Belgium - 0.8%
KBC Group NV	1,074	75,320

Brazil - 1.9%
Ambev SA	6,350	27,518
Banco do Brasil SA	3,860	46,343
BR Properties SA (A)	12,100	36,658
Localiza Rent a Car SA	2,900	31,224
Petrobras Distribuidora SA	3,675	25,914
Qualicorp Consultoria e Corretora de Seguros SA	2,660	21,158

		188,815

Canada - 4.0%
Canadian Imperial Bank of Commerce	800	68,216
Canadian National Railway Co.	1,560	139,525
Fairfax Financial Holdings, Ltd.	120	50,839
Fairfax Holdings Corp. (A) (B)	2,500	28,250
RioCan, REIT	1,600	32,107
Suncor Energy, Inc.	1,700	50,544
Transcontinental, Inc., Class A	1,500	17,129

		386,610

China - 6.4%
Agricultural Bank of China, Ltd., H Shares	123,000	50,701
Alibaba Group Holding, Ltd., ADR (A)	707	124,906
Baidu, Inc., ADR (A)	207	21,083
China Construction Bank Corp., H Shares	86,000	69,252
China Petroleum & Chemical Corp., Class A	49,500	34,476
ENN Energy Holdings, Ltd.	4,230	48,476
JD.com, Inc., ADR (A)	1,668	51,958
Minth Group, Ltd.	8,000	28,382
NetEase, Inc., ADR	136	38,877
Tencent Holdings, Ltd.	3,290	134,691
Times China Holdings, Ltd.	10,760	19,279

		622,081

Czech Republic - 0.3%
Komercni banka as	797	26,940

Denmark - 2.0%
AP Moller - Maersk A/S, Class B	113	144,025
Maersk Drilling A/S (A)	978	55,186

		199,211

Egypt - 0.2%
ElSewedy Electric Co.	19,230	16,025

France - 7.6%
Airbus SE	1,012	144,945
Arkema SA	732	74,815
Engie SA	4,274	71,478
LVMH Moet Hennessy Louis Vuitton SE	179	76,362
Peugeot SA	2,676	67,749
Sanofi	1,793	165,218
Veolia Environnement SA	4,300	113,037
Vivendi SA	1,164	32,403

		746,007

	Shares	Value
COMMON STOCKS (continued)
Germany - 8.4%
Allianz SE	604	$ 147,527
Bayer AG	1,776	137,822
Deutsche Boerse AG	507	78,570
Fresenius SE & Co. KGaA	1,407	73,950
Infineon Technologies AG	3,176	61,556
Merck KGaA	544	64,859
SAP SE	886	117,393
Siemens AG	730	84,169
TUI AG	4,452	58,119

		823,965

Greece - 0.3%
OPAP SA	2,411	26,218

Hong Kong - 3.9%
China Mobile, Ltd.	6,000	48,852
CK Hutchison Holdings, Ltd.	8,500	78,644
Guangdong Investment, Ltd.	12,107	26,266
Haier Electronics Group Co., Ltd.	16,000	45,738
Kerry Logistics Network, Ltd.	26,500	42,341
SITC International Holdings Co., Ltd.	38,000	41,948
Swire Pacific, Ltd., Class A	3,500	33,365
Swire Pacific, Ltd., Class B	23,900	35,380
WH Group, Ltd. (B)	27,500	29,199

		381,733

Hungary - 0.4%
Richter Gedeon Nyrt	2,240	41,514

India - 1.0%
ICICI Bank, Ltd., ADR	3,784	49,305
Vedanta, Ltd., ADR (C)	5,288	44,102

		93,407

Indonesia - 0.6%
AKR Corporindo Tbk PT	75,200	21,215
Semen Indonesia Persero Tbk PT	44,900	40,463

		61,678

Ireland - 3.0%
AIB Group PLC	20,335	65,136
DCC PLC	876	82,109
Ryanair Holdings PLC, ADR (A)	828	61,802
Smurfit Kappa Group PLC	2,577	85,936

		294,983

Italy - 1.8%
Eni SpA	6,842	103,551
Mediobanca Banca di Credito Finanziario SpA	6,043	71,778

		175,329

Japan - 16.7%
Astellas Pharma, Inc.	5,100	87,771
FANUC Corp.	180	36,003
Hikari Tsushin, Inc.	360	79,407
Hitachi, Ltd.	2,700	101,735
JXTG Holdings, Inc.	25,100	118,399
Kenedix, Inc.	13,310	72,842
Kuraray Co., Ltd.	4,800	57,694
MS&AD Insurance Group Holdings, Inc.	2,200	71,486
Nintendo Co., Ltd.	130	46,491
Olympus Corp.	4,310	59,069
ORIX Corp.	1,790	28,286

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Rakuten, Inc.	4,710	$ 45,273
Seven & i Holdings Co., Ltd.	2,450	93,018
SoftBank Group Corp.	2,750	106,700
Sony Corp.	3,320	203,676
Sumitomo Mitsui Financial Group, Inc. (C)	3,600	129,345
Toshiba Corp.	2,860	98,123
Toyota Motor Corp.	2,510	175,298
Trend Micro, Inc.	500	25,465

		1,636,081

Luxembourg - 2.1%
ArcelorMittal	6,005	88,606
Eurofins Scientific SE	108	54,710
Millicom International Cellular SA, SDR (C)	1,320	60,151

		203,467

Malaysia - 0.6%
Malayan Banking Bhd.	18,700	38,488
Sime Darby Property Bhd.	117,300	20,352

		58,840

Mexico - 1.0%
Alpek SAB de CV	13,000	14,050
Arca Continental SAB de CV	2,900	16,209
Fomento Economico Mexicano SAB de CV	2,461	21,875
Grupo Aeroportuario del Centro Norte SAB de CV	7,200	49,964

		102,098

Netherlands - 3.8%
ASML Holding NV	360	94,354
Heineken NV	767	78,238
Koninklijke Philips NV	2,109	92,370
NXP Semiconductors NV	745	84,692
Prosus NV (A)	319	21,998

		371,652

Norway - 0.6%
Mowi ASA	2,366	57,683

Philippines - 0.4%
International Container Terminal Services, Inc.	15,850	37,075

Republic of Korea - 1.4%
Com2uSCorp	538	45,456
Fila Korea, Ltd.	401	19,853
Hana Financial Group, Inc.	1,413	40,928
NCSoft Corp.	61	27,054

		133,291

Republic of South Africa - 0.5%
Naspers, Ltd., N Shares	319	45,297

Russian Federation - 1.7%
Lukoil PJSC, ADR	831	76,502
PhosAgro PJSC, GDR (D)	3,358	42,243
Sberbank of Russia PJSC, ADR	3,204	47,107

		165,852

Singapore - 1.2%
DBS Group Holdings, Ltd.	6,000	114,668

Sweden - 0.5%
Loomis AB, Class B	1,227	47,399

	Shares	Value
COMMON STOCKS (continued)
Switzerland - 6.0%
Alcon, Inc. (A)	353	$ 20,847
Nestle SA	2,029	216,619
Novartis AG	1,767	154,203
Pargesa Holding SA	892	70,438
UBS Group AG (A)	6,144	72,495
Wizz Air Holdings PLC (A) (B)	1,101	54,394

		588,996

Taiwan - 3.1%
Chailease Holding Co., Ltd.	9,816	44,339
Delta Electronics, Inc.	7,200	31,695
Hon Hai Precision Industry Co., Ltd.	8,000	21,182
Taiwan High Speed Rail Corp.	22,820	27,025
Taiwan Semiconductor Manufacturing Co., Ltd.	14,950	146,600
Yuanta Financial Holding Co., Ltd.	59,800	37,424

		308,265

Thailand - 0.5%
Bangkok Bank PCL, NVDR	7,800	44,948

Turkey - 0.5%
Tofas Turk Otomobil Fabrikasi AS	5,237	20,500
Tupras Turkiye Petrol Rafinerileri AS	1,496	32,577

		53,077

United Kingdom - 9.3%
Aviva PLC	18,990	102,134
Barratt Developments PLC	5,607	45,844
British Land Co. PLC, REIT	11,189	89,948
Cineworld Group PLC	11,986	34,576
HSBC Holdings PLC	21,261	160,561
Imperial Brands PLC	1,192	26,132
Informa PLC	5,977	60,003
Persimmon PLC	1,379	40,674
Tesco PLC	38,957	118,689
Unilever PLC	2,417	144,724
Vodafone Group PLC	20,074	40,928
William Hill PLC	17,690	45,279

		909,492

United States - 1.0%
Burford Capital, Ltd. (C)	4,250	48,419
Cott Corp. (C)	3,800	48,816

		97,235

Uruguay - 0.5%
Arcos Dorados Holdings, Inc., Class A	6,244	46,643

Total Common Stocks (Cost $9,782,088)		9,530,724

PREFERRED STOCK - 1.5%
Republic of Korea - 1.5%
Samsung Electronics Co., Ltd., 3.29% (E)	4,198	148,118

Total Preferred Stock (Cost $146,048)		148,118

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
OTHER INVESTMENT COMPANY - 3.5%
Securities Lending Collateral - 3.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (E)	340,311	$ 340,311

Total Other Investment Company (Cost $340,311)		340,311

Total Investments (Cost $10,268,447)		10,019,153
Net Other Assets (Liabilities) - (2.6)%		(251,515)

Net Assets - 100.0%		$ 9,767,638

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	11.0%	$1,099,036
Pharmaceuticals	6.5	651,387
Oil, Gas & Consumable Fuels	5.6	559,950
Semiconductors & Semiconductor Equipment	3.9	387,202
Capital Markets	3.8	379,632
Insurance	3.7	371,986
Industrial Conglomerates	3.4	343,045
Household Durables	3.4	335,932
Food Products	3.0	303,501
Internet & Direct Marketing Retail	2.9	289,432
Automobiles	2.6	263,547
Wireless Telecommunication Services	2.6	256,631
Entertainment	2.2	224,857
Real Estate Management & Development	2.2	217,876
Food & Staples Retailing	2.1	211,707
Beverages	1.9	192,656
Chemicals	1.9	188,802
Marine	1.9	185,973
Multi-Utilities	1.8	184,515
Diversified Financial Services	1.8	183,559
Hotels, Restaurants & Leisure	1.8	176,259
Health Care Equipment & Supplies	1.7	172,286
Road & Rail	1.7	170,749
Airlines	1.7	166,154
Interactive Media & Services	1.6	155,774
Electronic Equipment, Instruments & Components	1.5	154,612
Technology Hardware, Storage & Peripherals	1.5	148,118
Aerospace & Defense	1.4	144,945
Personal Products	1.4	144,724
Software	1.4	142,858
Metals & Mining	1.3	132,708
Equity Real Estate Investment Trusts	1.2	122,055
Transportation Infrastructure	1.1	114,064
Specialty Retail	1.1	105,321
Textiles, Apparel & Luxury Goods	1.0	96,215
Health Care Providers & Services	0.9	95,108
Containers & Packaging	0.9	85,936
Commercial Services & Supplies	0.6	64,528
Media	0.6	60,003
Energy Equipment & Services	0.5	55,186
Life Sciences Tools & Services	0.5	54,710
Gas Utilities	0.5	48,476

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica International Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Air Freight & Logistics	0.4%	$42,341
Construction Materials	0.4	40,463
Machinery	0.4	36,003
Auto Components	0.3	28,382
Water Utilities	0.3	26,266
Tobacco	0.3	26,132
Trading Companies & Distributors	0.2	21,215
Electrical Equipment	0.2	16,025

Investments	96.6	9,678,842
Short-Term Investments	3.4	340,311

Total Investments	100.0%	$10,019,153

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,415,559	$8,115,165	$—	$9,530,724
Preferred Stock	—	148,118	—	148,118
Other Investment Company	340,311	—	—	340,311

Total Investments	$1,755,870	$8,263,283	$—	$10,019,153

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $111,843, representing 1.1% of the Fund’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $323,986. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the value of the Regulation S security is $42,243, representing 0.4% of the Fund’s net assets.
(E)	Rates disclosed reflect the yields at October 31, 2019.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depository Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Long/Short Strategy

(unaudited)

MARKET ENVIRONMENT

At the beginning of the fiscal year, in November of 2018, U.S. equity markets produced positive results, a step upward after the October 2018 sell-off. Intermittent volatility still roiled markets, with questions abounding on the U.S.-China trade narrative and whether we have reached peak corporate earnings. Trade tensions briefly eased following the G-20 Summit, where President Trump and China’s President Xi agreed to a short-term truce. The market ended the month of December 2018 down, correcting again after the decline seen in October 2018. Episodic volatility continued to shake the market, with fears surrounding trade, overextended corporate earnings, and declining global Purchasing Managers Index (“PMIs”) raising concerns. Despite periodic market shocks, many market and economic indicators still were favorable, including consumer and small business confidence, wages, and same store retail sales.

The market bounced back in the first quarter of 2019, making up for losses experienced at the end of 2018. While consensus remained that the U.S. Federal Reserve (“Fed”) would keep rates steady, alleviating some recessionary fears, volatility escalated in May 2019 with increased tensions surrounding tariffs between the U.S. and China, in addition to proposed U.S. tariffs on Mexico. Investors took risk off the table given new developments in the trade narrative and signs of slower economic growth globally, despite a still generally constructive earnings backdrop in the U.S. Markets moved higher in July 2019 as well, with signs of easing global monetary policy, continuing strength in corporate earnings, and abating trade tensions. Market gains were lost come August 2019, however, with the Fed’s move to cut rates, together with President Trump’s surprise tariff proposal, leading to risk-off sentiment. The market again rebounded in September 2019, accompanied by a meaningful rotation from growth into value.

The market moved higher in October 2019 on the heels of September’s rally, with corporate earnings and consumer strength driving the advance. Corporate profits have been solid in the third quarter of 2019, with most of S&P 500® companies beating bottom-line estimates thus far. The unemployment rate remains at record lows, which has helped to sustain high consumer confidence. While trade remains a concern, negotiations have been more constructive lately, with a “Phase One” deal outlined in mid-October. The Fed also showed a more accommodative stance by cutting the federal funds rate at its latest meeting.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Long/Short Strategy (Class I2) returned 6.71%. By comparison, its primary and secondary benchmarks, the ICE BofAML 3-Month Treasury Bill Index and the S&P 500®, returned 2.40% and 14.33%, respectively.

STRATEGY REVIEW

The Fund outperformed its primary benchmark with basic materials, software & hardware and financial services sectors contributing to performance, while pharma & healthcare, energy and consumer staple sectors detracted.

Within media, a long position in Alphabet, Inc., Class C (“Alphabet”) contributed to performance as the company reported a good third quarter in 2019 with revenue upside, better expense management, and improved disclosure from management, explaining some of the underlying drivers of the second quarter sell-off. Alphabet also announced the authorization of a stock buyback program. We expect Alphabet to grow its top line for the next several years with stabilizing margins. In software & hardware, an overweight to Anaplan helped performance. The company has reported consistently strong growth on important metrics such as subscription revenue, billings and bookings. Investor sentiment remains positive as Anaplan expects meaningful uptake of its solutions.

Within retail, a short position in Chipotle Mexican Grill, Inc. detracted from performance as the company posted strong second quarter results. However, the stock looks very expensive in our view and we foresee challenges ahead as tailwinds from the company’s growth initiatives may subside in the near future. In energy, a long position in EOG Resources, Inc. weighed on returns. Sector-wide operational fears surrounding Concho Resources well spacing test, which indicated well spacing was too tight, drove the stock down. Investors’ bearish outlook on oil prices further hurt the stock.

Raffaele Zingone, CFA

Steven G. Lee

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	107.0%
Common Stocks Sold Short	(75.4)
Net Other Assets (Liabilities) ^	68.4
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2019

Transamerica Long/Short Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I2 (NAV)	6.71%	3.21%	2.88%	01/03/2007
ICE BofAML 3-Month Treasury Bill Index (A)	2.40%	1.02%	0.56%
S&P 500® (B)	14.33%	10.78%	13.70%

(A) The ICE BofAML 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. The Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2019

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 107.0%
Aerospace & Defense - 2.8%
General Dynamics Corp. (A)	710	$ 125,528
Northrop Grumman Corp.	319	112,441
United Technologies Corp.	208	29,865

		267,834

Airlines - 0.8%
United Airlines Holdings, Inc. (B)	807	73,308

Banks - 3.8%
Bank of America Corp.	1,591	49,750
Citigroup, Inc.	1,866	134,091
First Horizon National Corp.	2,043	32,627
KeyCorp	5,061	90,946
Regions Financial Corp.	3,319	53,436

		360,850

Beverages - 2.0%
Coca-Cola Co.	1,934	105,267
Constellation Brands, Inc., Class A	294	55,957
PepsiCo, Inc.	210	28,806

		190,030

Biotechnology - 1.8%
AbbVie, Inc.	498	39,616
Alexion Pharmaceuticals, Inc. (B)	199	20,974
Celgene Corp. (B)	1,024	110,623

		171,213

Building Products - 0.2%
Masco Corp.	510	23,588

Capital Markets - 1.8%
Ameriprise Financial, Inc.	229	34,554
BlackRock, Inc.	81	37,398
Intercontinental Exchange, Inc.	454	42,821
S&P Global, Inc.	113	29,153
T. Rowe Price Group, Inc.	269	31,150

		175,076

Chemicals - 5.2%
Air Products & Chemicals, Inc.	295	62,912
Celanese Corp. (A)	913	110,610
CF Industries Holdings, Inc.	302	13,696
Corteva, Inc. (B)	543	14,324
DuPont de Nemours, Inc.	916	60,373
FMC Corp.	584	53,436
Linde PLC	906	179,705

		495,056

Commercial Services & Supplies - 0.7%
Waste Management, Inc.	583	65,418

Consumer Finance - 0.7%
Synchrony Financial	1,965	69,502

Containers & Packaging - 0.4%
Crown Holdings, Inc. (B)	494	35,983

Electric Utilities - 5.3%
American Electric Power Co., Inc.	422	39,833
Edison International	1,906	119,887
Entergy Corp.	456	55,395
NextEra Energy, Inc. (A)	789	188,050
Xcel Energy, Inc.	1,573	99,901

		503,066

	Shares	Value
COMMON STOCKS (continued)
Electrical Equipment - 0.5%
Eaton Corp. PLC	520	$ 45,297

Entertainment - 0.3%
Netflix, Inc. (B)	96	27,591

Equity Real Estate Investment Trusts - 3.4%
Equinix, Inc.	102	57,812
Invitation Homes, Inc.	1,535	47,263
Prologis, Inc.	1,792	157,266
Ventas, Inc.	440	28,644
VICI Properties, Inc.	1,270	29,908

		320,893

Food & Staples Retailing - 0.4%
Costco Wholesale Corp.	117	34,762

Food Products - 1.6%
Conagra Brands, Inc.	682	18,448
General Mills, Inc.	172	8,748
Mondelez International, Inc., Class A (A)	2,434	127,663

		154,859

Health Care Equipment & Supplies - 3.0%
Boston Scientific Corp. (A) (B)	3,433	143,156
Intuitive Surgical, Inc. (B)	118	65,248
Medtronic PLC	190	20,691
Zimmer Biomet Holdings, Inc.	441	60,960

		290,055

Health Care Providers & Services - 3.6%
Cigna Corp. (A) (B)	845	150,799
HCA Healthcare, Inc.	498	66,503
UnitedHealth Group, Inc.	443	111,946
Universal Health Services, Inc., Class B	94	12,921

		342,169

Hotels, Restaurants & Leisure - 2.0%
Hilton Worldwide Holdings, Inc.	243	23,561
Royal Caribbean Cruises, Ltd.	303	32,976
Yum! Brands, Inc.	1,355	137,817

		194,354

Household Durables - 0.9%
D.R. Horton, Inc.	458	23,986
Lennar Corp., Class A	1,054	62,818

		86,804

Household Products - 0.8%
Procter & Gamble Co.	639	79,562

Industrial Conglomerates - 1.5%
Honeywell International, Inc.	809	139,739

Insurance - 1.4%
Aon PLC	75	14,487
Axis Capital Holdings, Ltd.	623	37,025
Hartford Financial Services Group, Inc.	575	32,821
Progressive Corp.	310	21,607
Prudential Financial, Inc.	328	29,894

		135,834

Interactive Media & Services - 6.4%
Alphabet, Inc., Class C (A) (B)	401	505,304
Facebook, Inc., Class A (B)	228	43,696
Snap, Inc., Class A (B)	3,909	58,870

		607,870

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 4.3%
Amazon.com, Inc. (A) (B)	182	$ 323,352
Expedia Group, Inc.	599	81,859

		405,211

IT Services - 8.8%
Automatic Data Processing, Inc.	581	94,256
Fidelity National Information Services, Inc.	1,045	137,689
Fiserv, Inc. (B)	2,014	213,766
Leidos Holdings, Inc.	643	55,446
Mastercard, Inc., Class A (A)	656	181,588
PayPal Holdings, Inc. (B)	643	66,936
WEX, Inc. (B)	479	90,617

		840,298

Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc.	143	43,183

Machinery - 2.5%
Deere & Co.	258	44,928
Ingersoll-Rand PLC	832	105,572
Parker-Hannifin Corp.	150	27,524
Stanley Black & Decker, Inc.	417	63,105

		241,129

Media - 3.7%
Altice, Inc., Class A (B)	3,009	93,129
Charter Communications, Inc., Class A (B)	275	128,661
Comcast Corp., Class A	1,209	54,187
Discovery, Inc., Class A (B)	2,226	60,002
Discovery, Inc., Class C (B)	512	12,923

		348,902

Multi-Utilities - 0.7%
CMS Energy Corp.	456	29,148
Sempra Energy	242	34,971

		64,119

Multiline Retail - 0.3%
Dollar General Corp.	176	28,220

Oil, Gas & Consumable Fuels - 7.2%
Chevron Corp.	1,022	118,695
ConocoPhillips	502	27,710
Diamondback Energy, Inc.	1,041	89,276
EOG Resources, Inc. (A)	971	67,300
Marathon Petroleum Corp.	1,647	105,326
ONEOK, Inc.	1,129	78,838
Parsley Energy, Inc., Class A	3,099	48,995
Pioneer Natural Resources Co.	605	74,427
TC Energy Corp.	1,477	74,338

		684,905

Pharmaceuticals - 0.3%
Merck & Co., Inc.	290	25,131

Road & Rail - 6.6%
Canadian Pacific Railway, Ltd.	255	57,964
Kansas City Southern	750	105,585
Lyft, Inc., Class A (B)	573	23,745
Norfolk Southern Corp. (A)	1,780	323,960
Union Pacific Corp. (A)	708	117,146

		628,400

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 6.8%
Advanced Micro Devices, Inc. (B)	2,579	$ 87,505
Analog Devices, Inc.	731	77,946
NVIDIA Corp. (A)	904	181,722
NXP Semiconductors NV	753	85,601
ON Semiconductor Corp. (B)	569	11,608
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,590	82,092
Teradyne, Inc.	601	36,793
Texas Instruments, Inc. (A)	721	85,071

		648,338

Software - 5.7%
Intuit, Inc.	272	70,040
Microsoft Corp. (A)	1,436	205,879
salesforce.com, Inc. (A) (B)	1,022	159,933
ServiceNow, Inc. (B)	257	63,546
Slack Technologies, Inc., Class A (B)	1,452	31,944
Workday, Inc., Class A (B)	92	14,919

		546,261

Specialty Retail - 6.4%
AutoZone, Inc. (B)	85	97,272
Best Buy Co., Inc.	732	52,580
Home Depot, Inc.	225	52,780
Lowe’s Cos., Inc.	826	92,190
O’Reilly Automotive, Inc. (A) (B)	316	137,621
Ross Stores, Inc.	707	77,537
TJX Cos., Inc.	1,744	100,542

		610,522

Textiles, Apparel & Luxury Goods - 0.9%
NIKE, Inc., Class B	991	88,744

Tobacco - 0.6%
Philip Morris International, Inc.	651	53,017

Wireless Telecommunication Services - 0.4%
T-Mobile, Inc. (B)	485	40,090

Total Common Stocks (Cost $8,607,015)		10,187,183

Total Investments Before Securities Sold Short (Cost $8,607,015)		10,187,183

SECURITIES SOLD SHORT - (75.4)%
COMMON STOCKS - (75.4)%
Aerospace & Defense - (1.8)%
Boeing Co.	(119)	(40,449)
Huntington Ingalls Industries, Inc.	(587)	(132,463)

		(172,912)

Air Freight & Logistics - (1.3)%
CH Robinson Worldwide, Inc.	(585)	(44,250)
Expeditors International of Washington, Inc.	(549)	(40,044)
United Parcel Service, Inc., Class B	(302)	(34,781)

		(119,075)

Auto Components - (1.2)%
Autoliv, Inc.	(1,185)	(92,240)
BorgWarner, Inc.	(426)	(17,756)

		(109,996)

Automobiles - (1.1)%
General Motors Co.	(1,438)	(53,436)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Automobiles (continued)
Harley-Davidson, Inc.	(606)	$ (23,580)
Tesla, Inc.	(73)	(22,989)

		(100,005)

Banks - (1.9)%
Associated Banc-Corp.	(2,727)	(54,840)
BancorpSouth Bank	(774)	(23,739)
Commerce Bancshares, Inc.	(406)	(26,130)
Huntington Bancshares, Inc.	(2,150)	(30,379)
People’s United Financial, Inc.	(2,675)	(43,255)
PNC Financial Services Group, Inc.	(31)	(4,548)

		(182,891)

Beverages - (1.2)%
Brown-Forman Corp., Class B	(1,695)	(111,056)

Biotechnology - (1.1)%
Amgen, Inc.	(300)	(63,975)
Gilead Sciences, Inc.	(624)	(39,755)

		(103,730)

Building Products - (1.0)%
Johnson Controls International PLC	(634)	(27,471)
Lennox International, Inc.	(293)	(72,477)

		(99,948)

Capital Markets - (3.0)%
Bank of New York Mellon Corp.	(1,290)	(60,308)
Charles Schwab Corp.	(1,631)	(66,398)
Franklin Resources, Inc.	(1,019)	(28,073)
Northern Trust Corp.	(312)	(31,100)
State Street Corp.	(861)	(56,886)
Waddell & Reed Financial, Inc., Class A	(2,653)	(43,934)

		(286,699)

Chemicals - (1.4)%
Albemarle Corp.	(1,114)	(67,664)
Ecolab, Inc.	(150)	(28,811)
LyondellBasell Industries NV, Class A	(397)	(35,611)

		(132,086)

Communications Equipment - (1.2)%
Cisco Systems, Inc.	(927)	(44,042)
Juniper Networks, Inc.	(2,791)	(69,272)

		(113,314)

Containers & Packaging - (2.2)%
Avery Dennison Corp.	(365)	(46,669)
Ball Corp.	(871)	(60,944)
International Paper Co.	(1,349)	(58,924)
Sonoco Products Co.	(740)	(42,698)

		(209,235)

Diversified Telecommunication Services - (1.3)%
AT&T, Inc.	(3,287)	(126,517)

Electric Utilities - (3.2)%
Duke Energy Corp.	(1,918)	(180,791)
Eversource Energy	(672)	(56,273)
Pinnacle West Capital Corp.	(742)	(69,837)

		(306,901)

Electrical Equipment - (1.7)%
Acuity Brands, Inc.	(580)	(72,378)

	Shares	Value

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Electrical Equipment (continued)
Hubbell, Inc.	(177)	$ (25,081)
Rockwell Automation, Inc.	(387)	(66,560)

		(164,019)

Electronic Equipment, Instruments & Components - (0.2)%
Amphenol Corp., Class A	(167)	(16,755)

Energy Equipment & Services - (1.9)%
Baker Hughes Co., Class A	(778)	(16,649)
Halliburton Co.	(5,151)	(99,157)
National Oilwell Varco, Inc.	(1,024)	(23,163)
Schlumberger, Ltd.	(1,243)	(40,633)

		(179,602)

Entertainment - (1.2)%
Activision Blizzard, Inc.	(523)	(29,304)
Cinemark Holdings, Inc.	(1,101)	(40,296)
Take-Two Interactive Software, Inc.	(257)	(30,930)
Walt Disney Co.	(109)	(14,161)

		(114,691)

Equity Real Estate Investment Trusts - (3.0)%
Apartment Investment & Management Co., Class A	(619)	(33,971)
Apple Hospitality, Inc.	(1,475)	(24,308)
Iron Mountain, Inc.	(584)	(19,155)
Macerich Co.	(1,449)	(39,847)
Realty Income Corp.	(826)	(67,559)
Regency Centers Corp.	(359)	(24,139)
Simon Property Group, Inc.	(517)	(77,902)

		(286,881)

Food & Staples Retailing - (2.1)%
Kroger Co.	(4,555)	(112,235)
Walgreens Boots Alliance, Inc.	(1,583)	(86,717)

		(198,952)

Food Products - (0.8)%
Hershey Co.	(241)	(35,396)
Kellogg Co.	(703)	(44,661)

		(80,057)

Health Care Equipment & Supplies - (0.6)%
Abbott Laboratories	(369)	(30,852)
DENTSPLY SIRONA, Inc.	(436)	(23,884)

		(54,736)

Health Care Providers & Services - (3.1)%
AmerisourceBergen Corp.	(851)	(72,658)
Cardinal Health, Inc.	(2,142)	(105,922)
Henry Schein, Inc.	(1,372)	(85,867)
Patterson Cos., Inc.	(1,713)	(29,344)

		(293,791)

Health Care Technology - (0.6)%
Cerner Corp.	(799)	(53,629)

Hotels, Restaurants & Leisure - (1.8)%
Chipotle Mexican Grill, Inc.	(147)	(114,390)
Domino’s Pizza, Inc.	(116)	(31,508)
Starbucks Corp.	(263)	(22,239)

		(168,137)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Household Durables - (0.6)%
PulteGroup, Inc.	(386)	$ (15,146)
Toll Brothers, Inc.	(1,171)	(46,571)

		(61,717)

Household Products - (1.5)%
Clorox Co.	(401)	(59,224)
Colgate-Palmolive Co.	(1,239)	(84,995)

		(144,219)

Industrial Conglomerates - (1.1)%
3M Co.	(640)	(105,594)

Insurance - (1.2)%
Everest RE Group, Ltd.	(127)	(32,651)
Principal Financial Group, Inc.	(345)	(18,416)
Travelers Cos., Inc.	(320)	(41,939)
Unum Group	(806)	(22,197)

		(115,203)

Internet & Direct Marketing Retail - (1.4)%
eBay, Inc.	(3,839)	(135,325)

IT Services - (2.2)%
Infosys, Ltd., ADR	(3,838)	(36,806)
Jack Henry & Associates, Inc.	(406)	(57,473)
Paychex, Inc.	(354)	(29,609)
Western Union Co.	(3,297)	(82,623)

		(206,511)

Leisure Products - (0.5)%
Hasbro, Inc.	(167)	(16,251)
Mattel, Inc.	(2,900)	(34,626)

		(50,877)

Life Sciences Tools & Services - (1.0)%
PerkinElmer, Inc.	(353)	(30,344)
Waters Corp.	(289)	(61,158)

		(91,502)

Machinery - (1.4)%
Donaldson Co., Inc.	(1,279)	(67,454)
Illinois Tool Works, Inc.	(387)	(65,241)

		(132,695)

Media - (3.1)%
AMC Networks, Inc., Class A	(1,210)	(52,696)
Fox Corp., Class A	(1,381)	(44,247)
Interpublic Group of Cos., Inc.	(2,185)	(47,524)
Omnicom Group, Inc.	(1,522)	(117,483)
Sirius XM Holdings, Inc.	(4,918)	(33,049)

		(294,999)

Multi-Utilities - (2.6)%
Consolidated Edison, Inc.	(264)	(24,346)
Dominion Energy, Inc.	(2,588)	(213,639)
DTE Energy Co.	(111)	(14,133)

		(252,118)

Multiline Retail - (1.0)%
Kohl’s Corp.	(1,179)	(60,436)
Macy’s, Inc.	(1,994)	(30,229)

		(90,665)

	Shares	Value

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - (4.4)%
Apache Corp.	(4,265)	$ (92,380)
Enbridge, Inc.	(2,464)	(89,714)
Exxon Mobil Corp.	(1,162)	(78,516)
Hess Corp.	(424)	(27,878)
Kinder Morgan, Inc.	(720)	(14,385)
Occidental Petroleum Corp.	(1,324)	(53,622)
Phillips 66	(268)	(31,308)
Range Resources Corp.	(4,063)	(16,374)
Valero Energy Corp.	(160)	(15,517)

		(419,694)

Paper & Forest Products - (0.1)%
Domtar Corp.	(345)	(12,554)

Professional Services - (1.2)%
Robert Half International, Inc.	(1,997)	(114,368)

Road & Rail - (2.0)%
Heartland Express, Inc.	(3,854)	(80,549)
JB Hunt Transport Services, Inc.	(430)	(50,551)
Knight-Swift Transportation Holdings, Inc.	(396)	(14,438)
Schneider National, Inc., Class B	(1,367)	(31,263)
Werner Enterprises, Inc.	(400)	(14,600)

		(191,401)

Semiconductors & Semiconductor Equipment - (1.7)%
Applied Materials, Inc.	(34)	(1,845)
Intel Corp.	(1,324)	(74,845)
Qorvo, Inc.	(429)	(34,689)
QUALCOMM, Inc.	(611)	(49,149)

		(160,528)

Software - (1.2)%
Citrix Systems, Inc.	(431)	(46,918)
Splunk, Inc.	(128)	(15,355)
Teradata Corp.	(1,814)	(54,293)

		(116,566)

Specialty Retail - (2.8)%
Abercrombie & Fitch Co., Class A	(740)	(11,980)
Ascena Retail Group, Inc.	(13,803)	(4,861)
Bed Bath & Beyond, Inc.	(3,121)	(42,758)
Buckle, Inc.	(850)	(17,782)
CarMax, Inc.	(75)	(6,988)
Designer Brands, Inc., Class A	(2,399)	(39,583)
Express, Inc.	(2,003)	(6,450)
Gap, Inc.	(2,288)	(37,203)
L Brands, Inc.	(1,742)	(29,684)
Williams-Sonoma, Inc.	(1,015)	(67,792)

		(265,081)

Technology Hardware, Storage & Peripherals - (3.4)%
Hewlett Packard Enterprise Co.	(4,107)	(67,396)
NetApp, Inc.	(944)	(52,751)
Seagate Technology PLC	(2,197)	(127,492)
Western Digital Corp.	(1,496)	(77,268)

		(324,907)

Textiles, Apparel & Luxury Goods - (0.7)%
Canada Goose Holdings, Inc.	(340)	(14,222)
Under Armour, Inc., Class A	(1,667)	(34,424)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

Shares		Value

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Under Armour, Inc., Class C	(866)	$ (16,021)

		(64,667)

Trading Companies & Distributors - (0.4)%
Fastenal Co.	(1,150)	(41,331)

Total Common Stocks (Proceeds $(7,261,794))		(7,178,137)

Total Securities Sold Short (Proceeds $(7,261,794))		(7,178,137)

Net Other Assets (Liabilities), Net of Securities Sold Short - 68.4%		6,506,649

Net Assets - 100.0%		$ 9,515,695

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$10,187,183	$—	$—	$10,187,183

Total Investments	$10,187,183	$—	$—	$10,187,183

LIABILITIES
Securities Sold Short
Common Stocks	$(7,178,137)	$—	$—	$(7,178,137)

Total Securities Sold Short	$(7,178,137)	$—	$—	$(7,178,137)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of these securities have been segregated as collateral for open securities sold short transactions. The total value of such securities is $2,356,811.
(B)	Non-income producing securities.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

U.S. equity markets began the 2019 fiscal year up modestly in November after the October sell-off. Intermittent volatility still roiled markets, with questions abounding on the U.S./China trade narrative and whether we had reached peak corporate earnings. Trade tensions eased briefly after the G20 Summit, where President Trump and China’s President Xi agreed to a short-term truce. The market corrected again in December, closing down as it priced in added risk and uncertainty. With the sell-off, S&P 500® Index (“S&P 500®”) price-to-earnings multiples compressed from over 18x at the year’s onset to 14x by the year’s end.

Episodic volatility continued to shake the market throughout the fiscal year, with fears surrounding trade, overextended corporate earnings, and declining global Purchasing Managers’ Index (“PMIs”) raising concerns. While consensus held that the U.S. Federal Reserve (“Fed”) would keep rates steady, alleviating some recessionary fears, volatility escalated in May with increased tensions surrounding tariffs between the U.S. and China and proposed U.S. tariffs on Mexico. Investors took risk off the table given new developments in the trade narrative and signs of slower economic growth globally, despite a still generally constructive earnings backdrop in the U.S. Driven mostly by improved hopes of a trade deal between the U.S. and China, the strong performance in equities provided both relief and hope to investors, driving the S&P 500® to fresh highs in June 2019. Markets moved higher in July, with signs of easing global monetary policy, continuing strength in corporate earnings, and abating trade tensions.

Market gains were lost come August, however, with the Fed’s move to cut rates, together with President Trump’s surprise tariff proposal, leading to risk-off sentiment. The market again rebounded in September, accompanied by a dramatic rotation from growth into value. The market moved higher in October on the heels of September’s rally, with corporate earnings and consumer strength driving the advance. Companies reported solid earnings in the third quarter of 2019 and the unemployment rate remains at record lows, which has helped to sustain high consumer confidence. While trade remains a concern, negotiations have been more constructive lately, with a “Phase One” deal outlined in mid-October. Thus, despite periodic market shocks and tensions that have yet to completely resolve, many market and economic indicators still lean positive and the U.S. equity markets managed strong returns for the fiscal year.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Mid Cap Value (Class I2) returned 10.78%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 10.08%.

STRATEGY REVIEW

The Fund outperformed its benchmark, the Russell Midcap® Value Index during the 12-month period ended October 31, 2019. Stock selection in materials and energy contributed to performance while stock selection in consumer discretionary and consumer staples detracted from portfolio results.

Ball Corp., a long term holding, led stock selection in materials. While we have trimmed Ball Corp. on outperformance, the company’s scale in the industry, lower cyclicality of its earnings pattern relative to basic materials peers, and disciplined management team drives our continued favorable view of the company. It’s also important to note that Ball Corp. stands to benefit from increased focus on sustainability which we believe will lead to increased demand for aluminum beverage cans.

Within the consumer discretionary sector, Nordstrom, Inc. (“Nordstrom”) was the top detractor during the period. Nordstrom posted a string of disappointing quarterly results amid declining Nordstrom Rack comparable sales and decelerating ecommerce sales. Despite a challenging phase, we appreciate that Nordstrom has focused on diversifying their distribution channels by investing in digital and off-price through Nordstrom Rack. These efforts are now contributing meaningfully to results. As such, we continue to think Nordstrom provides superior service through investments in technology, a rewards program, and a willingness to try different concepts.

Lawrence Playford, CFA

Jonathan K.L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.3%
Repurchase Agreement	2.9
Other Investment Company	1.9
Net Other Assets (Liabilities)	(2.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I2 (NAV)	10.78%	7.21%	13.19%	11/15/2005
Russell Midcap® Value Index (A)	10.08%	6.95%	12.90%

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
COMMON STOCKS - 97.3%
Auto Components - 0.8%
BorgWarner, Inc.	25,986	$ 1,083,096

Banks - 8.8%
Citizens Financial Group, Inc.	39,736	1,397,118
Comerica, Inc.	7,347	480,641
Fifth Third Bancorp	71,808	2,088,177
First Republic Bank	13,367	1,421,714
Huntington Bancshares, Inc.	77,906	1,100,812
M&T Bank Corp.	16,069	2,515,280
SunTrust Banks, Inc.	35,289	2,411,650
TCF Financial Corp.	7,200	285,048
Zions Bancorp NA	11,976	580,477

		12,280,917

Beverages - 1.2%
Constellation Brands, Inc., Class A	5,978	1,137,793
Keurig Dr. Pepper, Inc. (A)	20,308	571,873

		1,709,666

Building Products - 0.8%
Fortune Brands Home & Security, Inc.	19,441	1,167,432

Capital Markets - 5.0%
Ameriprise Financial, Inc.	11,043	1,666,278
Northern Trust Corp.	15,671	1,562,086
Raymond James Financial, Inc.	17,496	1,460,741
T. Rowe Price Group, Inc.	19,594	2,268,985

		6,958,090

Chemicals - 1.2%
Sherwin-Williams Co.	2,905	1,662,590

Communications Equipment - 0.2%
CommScope Holding Co., Inc. (B)	25,459	285,141

Construction Materials - 1.0%
Martin Marietta Materials, Inc.	5,216	1,366,123

Consumer Finance - 0.2%
Ally Financial, Inc.	6,749	206,722

Containers & Packaging - 2.6%
Ball Corp.	16,789	1,174,726
Silgan Holdings, Inc.	47,327	1,456,252
WestRock Co.	26,879	1,004,468

		3,635,446

Distributors - 0.7%
Genuine Parts Co.	8,843	907,115

Electric Utilities - 4.3%
Edison International	22,443	1,411,665
Evergy, Inc.	22,773	1,455,422
Xcel Energy, Inc.	49,184	3,123,676

		5,990,763

Electrical Equipment - 2.6%
Acuity Brands, Inc.	9,808	1,223,940
AMETEK, Inc.	16,329	1,496,553
Hubbell, Inc.	6,269	888,317

		3,608,810

Electronic Equipment, Instruments & Components - 4.1%
Amphenol Corp., Class A	14,949	1,499,833
Arrow Electronics, Inc. (B)	15,987	1,267,449
CDW Corp.	10,913	1,395,882
Keysight Technologies, Inc. (B)	9,603	969,039

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
SYNNEX Corp.	4,300	$ 506,282

		5,638,485

Equity Real Estate Investment Trusts - 13.2%
American Campus Communities, Inc.	16,871	843,212
American Homes 4 Rent Trust, Class A	34,957	925,312
AvalonBay Communities, Inc.	9,260	2,015,532
Boston Properties, Inc.	13,708	1,880,738
Brixmor Property Group, Inc.	56,485	1,243,800
Essex Property Trust, Inc.	3,838	1,255,525
Federal Realty Investment Trust	11,324	1,540,177
JBG SMITH Properties	14,915	600,478
Kimco Realty Corp.	50,068	1,079,466
Outfront Media, Inc.	36,262	954,053
Rayonier, Inc.	34,911	941,899
Regency Centers Corp.	12,808	861,210
Ventas, Inc.	10,873	707,832
Vornado Realty Trust	21,310	1,398,575
Weyerhaeuser Co.	31,241	912,550
WP Carey, Inc.	12,852	1,183,155

		18,343,514

Food & Staples Retailing - 0.5%
Kroger Co.	30,186	743,783

Food Products - 0.8%
Post Holdings, Inc. (B)	11,371	1,170,076

Gas Utilities - 0.8%
National Fuel Gas Co.	25,756	1,167,004

Health Care Equipment & Supplies - 1.4%
Zimmer Biomet Holdings, Inc.	14,528	2,008,205

Health Care Providers & Services - 5.2%
AmerisourceBergen Corp.	16,580	1,415,601
Cigna Corp. (B)	6,044	1,078,612
Henry Schein, Inc. (B)	15,735	984,775
Humana, Inc.	2,341	688,722
Laboratory Corp. of America Holdings (B)	9,356	1,541,588
Universal Health Services, Inc., Class B	10,939	1,503,675

		7,212,973

Hotels, Restaurants & Leisure - 0.8%
Hilton Worldwide Holdings, Inc.	10,949	1,061,615

Household Durables - 1.6%
Mohawk Industries, Inc. (B)	10,296	1,476,240
Newell Brands, Inc.	38,780	735,657

		2,211,897

Household Products - 0.6%
Energizer Holdings, Inc. (A)	20,181	857,491

Industrial Conglomerates - 0.7%
Carlisle Cos., Inc.	6,150	936,460

Insurance - 7.6%
Alleghany Corp. (B)	1,378	1,072,484
Hartford Financial Services Group, Inc.	33,825	1,930,731
Lincoln National Corp.	17,486	987,609
Loews Corp.	52,300	2,562,700
Marsh & McLennan Cos., Inc.	12,660	1,311,829
Principal Financial Group, Inc.	6,176	329,675
Progressive Corp.	15,475	1,078,608
Unum Group	7,097	195,451

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
WR Berkley Corp.	15,213	$ 1,063,389

		10,532,476

Internet & Direct Marketing Retail - 1.5%
Expedia Group, Inc.	15,413	2,106,341

IT Services - 0.9%
Jack Henry & Associates, Inc.	8,857	1,253,797

Machinery - 3.9%
IDEX Corp.	7,837	1,218,889
ITT, Inc.	9,720	577,854
Lincoln Electric Holdings, Inc.	9,000	806,130
Middleby Corp. (B)	11,070	1,338,916
Snap-on, Inc.	9,094	1,479,321

		5,421,110

Media - 2.7%
CBS Corp., Class B	16,507	594,912
DISH Network Corp., Class A (B)	25,794	886,798
Liberty Broadband Corp., Class C (B)	7,640	902,055
Liberty Media Corp. - Liberty SiriusXM, Class C (B)	31,884	1,440,838

		3,824,603

Multi-Utilities - 6.0%
CMS Energy Corp.	47,363	3,027,443
Sempra Energy	15,006	2,168,517
WEC Energy Group, Inc.	32,923	3,107,931

		8,303,891

Multiline Retail - 1.4%
Kohl’s Corp.	23,176	1,188,002
Nordstrom, Inc. (A)	19,930	715,487

		1,903,489

Oil, Gas & Consumable Fuels - 4.9%
Cabot Oil & Gas Corp.	53,546	998,097
Diamondback Energy, Inc.	20,911	1,793,327
EQT Corp.	38,491	413,393
Equitrans Midstream Corp. (A)	35,581	495,288
PBF Energy, Inc., Class A	30,070	970,660
Williams Cos., Inc.	98,105	2,188,723

		6,859,488

Personal Products - 0.3%
Coty, Inc., Class A	37,798	441,859

Real Estate Management & Development - 1.6%
CBRE Group, Inc., Class A (B)	33,066	1,770,684
Cushman & Wakefield PLC (B)	27,149	506,329

		2,277,013

Semiconductors & Semiconductor Equipment - 0.4%
Analog Devices, Inc.	5,697	607,471

Software - 1.0%
Synopsys, Inc. (B)	9,835	1,335,101

Specialty Retail - 4.0%
AutoZone, Inc. (B)	1,921	2,198,354
Best Buy Co., Inc.	19,039	1,367,571
Gap, Inc.	44,233	719,229
Tiffany & Co.	10,844	1,350,186

		5,635,340

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 1.5%
PVH Corp.	10,795	$ 940,892
Ralph Lauren Corp.	11,529	1,107,476

		2,048,368

Trading Companies & Distributors - 0.5%
MSC Industrial Direct Co., Inc., Class A	8,868	649,226

Total Common Stocks (Cost $76,227,738)		135,412,987

OTHER INVESTMENT COMPANY - 1.9%
Securities Lending Collateral - 1.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (C)	2,674,110	2,674,110

Total Other Investment Company (Cost $2,674,110)		2,674,110

	Principal	Value
REPURCHASE AGREEMENT - 2.9%
Fixed Income Clearing Corp., 0.85% (C), dated 10/31/2019, to be repurchased at $4,010,179 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $4,091,062.	$ 4,010,084	4,010,084

Total Repurchase Agreement (Cost $4,010,084)		4,010,084

Total Investments (Cost $82,911,932)		142,097,181
Net Other Assets (Liabilities) - (2.1)%		(2,862,588)

Net Assets - 100.0%		$ 139,234,593

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$135,412,987	$—	$—	$135,412,987
Other Investment Company	2,674,110	—	—	2,674,110
Repurchase Agreement	—	4,010,084	—	4,010,084

Total Investments	$138,087,097	$4,010,084	$—	$142,097,181

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,613,675. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rates disclosed reflect the yields at October 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

(unaudited)

MARKET ENVIRONMENT

Elevated volatility headlined much of the end of 2018 as concerns about slowing global growth and rising geopolitical uncertainty weighed on risk sentiment. U.S. stocks reversed their gains from earlier in 2018 and fell sharply over the fourth quarter widely alongside a broader global risk asset sell-off. Midterm elections and a government shutdown in the U.S., ongoing Brexit negotiations, and political as well as budgetary turmoil in the eurozone all contributed to diminished investor appetites.

Following December’s steep sell-off, risk assets bounced back as dovish pivots from global central banks helped ease financial conditions, and optimism over U.S.-China trade negotiations bolstered investor sentiment. Still, economic data continued to signal decelerating global growth. Even as risk sentiment improved, fundamental data continued to indicate a slowdown. The eurozone saw downside surprises in growth metrics as external demand weakened, driven in part by the persistent slowdown in China, which in turn spurred stimulus measures from Chinese policymakers.

In the second quarter of 2019, the Federal Reserve (“Fed”) signaled an easing bias, indicating that it would act as appropriate to sustain the expansion. Similarly, the European Central Bank suggested that it was primed to initiate additional stimulus in the form of rate cuts or quantitative easing. ”Safe-haven” and risk assets alike rallied as financial conditions eased in anticipation of easier global monetary policy. While risk sentiment moved in tandem with the ebb and flow of global trade tensions throughout the quarter, the S&P 500® still set new highs, and credit spreads broadly tightened.

The third quarter of 2019 was marked by financial markets moving in tandem with geopolitical uncertainty, particularly in August when escalating trade tensions precipitated a steep sell-off in risk assets and a surge in demand for sovereign bonds. However, investor fears subsided towards the end of the quarter which led to some reprieve in markets.

Over the period, U.S. Treasuries fell across the yield curve, as the long end fell relatively more than the front end, causing the curve to flatten. Globally, developed market yields fell in tandem. Within the spread market, mid-to-long-end breakevens tightened, while corporate credit, and agency mortgage-backed securities (“MBS”) spreads all widened over the period. Currency markets moved in tandem as the dollar appreciated against most developed market currencies. Emerging market currencies faced bouts of volatility, particularly amid the U.S.-China trade war developments.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Total Return (Class I2) returned 10.50%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 11.51%.

STRATEGY REVIEW

During the 12-month period ended October 31, 2019, overall interest rate strategies were negative for returns. Consistent with our preference for U.S. duration over other developed markets, as we believe U.S. rates have further to fall, tactical short exposures to the U.K., Japan and Australia detracted from performance and more than offset positive contribution from positioning in U.S. rates.

Within spread strategies, exposure to the securitized sector detracted from performance. Specifically, positioning in MBS, both agency and non-agency, was negative as prepayments accelerated amid the falling yield environment. Corporate credit exposure was positive for performance as both an allocation to high yield credit and select exposure to investment grade financial corporates added. TIPS exposure, in lieu of nominal Treasuries detracted from performance as inflation expectations fell.

Finally, currency strategies added moderately to performance. Positioning in developed market currencies, including a moderate underweight to the U.S. dollar, detracted from performance as the U.S. dollar strengthened over the period. Tactical allocations in emerging market currencies, including dynamic exposure to a basket of high carry currencies, contributed to performance. Specifically, short exposure to the Brazilian Real in the fourth quarter of last year and dynamic long exposure to the Mexican Peso contributed positively over the period.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Mark R. Kiesel

Scott A. Mather

Mihir P. Worah

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Funds	Annual Report 2019

Transamerica Total Return

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	58.6%
U.S. Government Agency Obligations	50.9
U.S. Government Obligations	36.5
Asset-Backed Securities	13.3
Mortgage-Backed Securities	8.6
Foreign Government Obligations	7.4
Other Investment Company	2.0
Certificates of Deposit	0.9
Municipal Government Obligations	0.7
Repurchase Agreement	0.4
Exchange-Traded Options Purchased	0.0	*
Common Stock	0.0	*
Over-the-Counter Foreign Exchange Options Purchased	0.0	*
Over-the-Counter Options Purchased	0.0	*
Over-the-Counter Interest Rate Swaptions Purchased	0.0	*
Net Other Assets (Liabilities) ^	(79.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	87.4%
AAA	13.7
AA	2.6
A	18.1
BBB	38.3
BB	6.9
B	2.3
CCC and Below	3.9
Not Rated	6.1
Net Other Assets (Liabilities) ^	(79.3)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	6.83
Duration †	6.45

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I2 (NAV)	10.50%	3.41%	3.91%	11/15/2005
Bloomberg Barclays US Aggregate Bond Index (A)	11.51%	3.24%	3.73%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expenses reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

This Fund will normally invest its assets in a diversified portfolio of fixed-income securities. The Fund may invest in non-U.S. securities and may invest a portion of its assets in high-yield securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES - 13.3%
ABFC Trust
Series 2004-OPT4, Class A1,
1-Month LIBOR + 0.62%, 2.44% (A), 04/25/2034	$ 122,404	$ 122,565
Series 2004-OPT5, Class A1,
1-Month LIBOR + 0.70%, 2.52% (A), 06/25/2034	165,978	165,254
Ally Auto Receivables Trust Series 2018-3, Class A2, 2.72%, 05/17/2021	485,095	485,388
AmeriCredit Automobile Receivables Trust Series 2018-1, Class A2B, 1-Month LIBOR + 0.23%, 2.11% (A), 07/19/2021	160,999	160,995
Aurium CLO Series 2A, Class AR, 3-Month EURIBOR + 0.68%, 0.68% (A), 10/13/2029 (B) (C)	EUR 1,900,000	2,118,372
B&M CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 0.73%, 2.73% (A), 04/16/2026 (B)	$ 310,175	310,146
Barings Euro CLO Series 2016-1A, Class A1R, 3-Month EURIBOR + 0.68%, 0.68% (A), 07/27/2030 (B) (C)	EUR 1,900,000	2,119,207
Bear Stearns Asset-Backed Securities I Trust
Series 2005-AQ1, Class M2,
1-Month LIBOR + 0.65%, 2.47% (A), 03/25/2035	$ 999,283	1,004,400
Series 2006-HE1, Class 1M2,
1-Month LIBOR + 0.43%, 2.25% (A), 12/25/2035	4,162,436	4,168,127
Series 2006-HE1, Class 2M2,
1-Month LIBOR + 0.43%, 2.66% (A), 02/25/2036	940,396	939,742
Series 2006-HE10, Class 21A3,
1-Month LIBOR + 0.24%, 2.06% (A), 12/25/2036	2,742,661	2,470,592
Series 2007-AQ1, Class A1,
1-Month LIBOR + 0.11%, 1.93% (A), 04/25/2031	120,417	181,277
Bear Stearns Asset-Backed Securities Trust Series 2002-2, Class A1, 1-Month LIBOR + 0.66%, 2.48% (A), 10/25/2032	3,011	3,023
C-BASS Trust Series 2007-CB1, Class AF1A, 1-Month LIBOR + 0.07%, 1.89% (A), 01/25/2037	320,986	132,663
Chase Issuance Trust Series 2017-A1, Class A, 1-Month LIBOR + 0.30%, 2.22% (A), 01/15/2022	1,300,000	1,300,625

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CIFC Funding, Ltd. Series 2015-5A, Class A1R, 3-Month LIBOR + 0.86%, 2.80% (A), 10/25/2027 (B)	$ 1,900,000	$ 1,896,624
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificate Series 2004-OPT1, Class M3, 1-Month LIBOR + 0.95%, 2.77% (A), 10/25/2034	1,600,000	1,602,579
Citigroup Mortgage Loan Trust, Inc. Series 2007-FS1, Class 1A1, 4.59% (A), 10/25/2037 (B)	756,333	779,733
Countrywide Asset-Backed Certificates
Series 2006-15, Class A6,
4.62% (A), 10/25/2046	632,249	617,069
Series 2006-2, Class M1,
1-Month LIBOR + 0.40%, 2.22% (A), 06/25/2036	400,000	397,057
Series 2006-26, Class 2A3,
1-Month LIBOR + 0.17%, 1.99% (A), 06/25/2037	421,659	421,208
Credit Acceptance Auto Loan Trust Series 2018-2A, Class A, 3.47%, 05/17/2027 (B)	1,998,119	2,027,034
CVP Cascade CLO, Ltd. Series 2013-CLO1, Class A1R, 3-Month LIBOR + 1.15%, 3.15% (A), 01/16/2026 (B)	452,269	452,514
CWABS, Inc. Asset-Backed Certificates Trust
Series 2005-17, Class MV1,
1-Month LIBOR + 0.46%, 2.28% (A), 05/25/2036	1,500,000	1,483,346
Series 2006-14, Class 1A,
1-Month LIBOR + 0.14%, 1.96% (A), 02/25/2037	850,127	804,278
Denali Capital CLO X LLC Series 2013-1A, Class A1LR, 3-Month LIBOR + 1.05%, 2.99% (A), 10/26/2027 (B)	1,200,000	1,198,744
Dorchester Park CLO DAC Series 2015-1A, Class AR, 3-Month LIBOR + 0.90%, 2.87% (A), 04/20/2028 (B)	1,800,000	1,792,508
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 2.89% (A), 10/15/2027 (B)	1,600,000	1,599,146
Evergreen Credit Card Trust Series 2019-2, Class A, 1.90%, 09/16/2024 (B)	2,000,000	1,999,222
Figueroa CLO, Ltd. Series 2013-2A, Class A1RR, 3-Month LIBOR + 0.85%, 3.01% (A), 06/20/2027 (B)	1,674,107	1,673,434
First Franklin Mortgage Loan Trust Series 2004-FFH3, Class M2, 1-Month LIBOR + 0.93%, 2.75% (A), 10/25/2034	1,383,804	1,375,019

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Flagship CLO VIII, Ltd. Series 2014-8A, Class ARR, 3-Month LIBOR + 0.85%, 2.85% (A), 01/16/2026 (B)	$ 1,265,871	$ 1,266,023
Home Equity Asset Trust Series 2002-1, Class A4, 1-Month LIBOR + 0.60%, 2.42% (A), 11/25/2032	1,026	1,009
Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A, Class 1A, 1-Month LIBOR + 0.22%, 2.04% (A), 04/25/2037	437,612	343,475
ICG CLO, Ltd. Series 2015-2A, Class AR, 3-Month LIBOR + 0.85%, 2.85% (A), 01/16/2028 (B)	1,900,000	1,893,337
JMP Credit Advisors CLO IIIR, Ltd. Series 2014-1RA, Class A, 3-Month LIBOR + 0.85%, 2.85% (A), 01/17/2028 (B)	2,000,000	1,986,656
JPMorgan Mortgage Acquisition Trust Series 2007-CH3, Class A5, 1-Month LIBOR + 0.26%, 2.08% (A), 03/25/2037	3,500,000	3,474,918
KVK CLO, Ltd. Series 2013-1A, Class AR, 3-Month LIBOR + 0.90%, 2.90% (A), 01/14/2028 (B)	1,500,000	1,492,592
LoanCore Issuer, Ltd. Series 2018-CRE1, Class A, 1-Month LIBOR + 1.13%, 3.04% (A), 05/15/2028 (B)	1,600,000	1,600,986
LP Credit Card ABS Master Trust Series 2018-1, Class A, 1-Month LIBOR + 1.55%, 3.82% (A), 08/20/2024 (B)	1,610,900	1,601,001
Merrill Lynch Mortgage Investors Trust Series 2006-FM1, Class A2C, 1-Month LIBOR + 0.16%, 1.98% (A), 04/25/2037	1,713,123	1,025,415
Morgan Stanley Mortgage Loan Trust
Series 2007-10XS, Class A1,
6.00% (A), 02/25/2037	129,555	101,248
Series 2007-8XS, Class A1,
5.75% (A), 04/25/2037	187,449	126,516
Mountain Hawk III CLO, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.20%, 3.20% (A), 04/18/2025 (B)	456,089	456,364
Mountain View CLO, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 0.80%, 2.80% (A), 10/15/2026 (B)	1,693,798	1,686,294
Navient Private Education Loan Trust Series 2018-CA, Class A1, 3.01%, 06/16/2042 (B)	784,807	790,043

	Principal	Value
ASSET-BACKED SECURITIES (continued)
New Century Home Equity Loan Trust Series 2006-1, Class A2B, 1-Month LIBOR + 0.18%, 2.00% (A), 05/25/2036	$ 59,640	$ 56,333
Octagon Investment Partners XIX, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 3.10% (A), 04/15/2026 (B)	359,397	359,898
Octagon Investment Partners XXIII, Ltd. Series 2015-1A, Class A1R, 3-Month LIBOR + 0.85%, 2.85% (A), 07/15/2027 (B)	1,000,000	995,921
Option One Mortgage Loan Trust Series 2007-4, Class 2A4, 1-Month LIBOR + 0.31%, 2.13% (A), 04/25/2037	4,178,963	2,982,030
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCW2, Class M2, 1-Month LIBOR + 0.80%, 2.62% (A), 07/25/2035	500,000	502,495
Popular ABS Mortgage Pass-Through Trust Series 2006-A, Class M1, 1-Month LIBOR + 0.39%, 2.21% (A), 02/25/2036	434,279	432,779
Securitized Asset-Backed Receivables LLC Trust Series 2007-HE1, Class A2A, 1-Month LIBOR + 0.06%, 1.88% (A), 12/25/2036	61,845	19,680
SLM Student Loan Trust Series 2005-4, Class A3, 3-Month LIBOR + 0.12%, 2.06% (A), 01/25/2027	863,672	862,084
Sofi Consumer Loan Program LLC Series 2016-3, Class A, 3.05%, 12/26/2025 (B)	242,268	243,348
Sofi Professional Loan Program Trust Series 2018-B, Class A1FX, 2.64%, 08/25/2047 (B)	524,995	526,908
Sound Point CLO, Ltd. Series 2015-3A, Class AR, 3-Month LIBOR + 0.89%, 2.86% (A), 01/20/2028 (B)	1,800,000	1,795,442
Specialty Underwriting & Residential Finance Trust Series 2004-BC2, Class M1, 1-Month LIBOR + 0.83%, 2.65% (A), 05/25/2035	2,031,998	2,036,788
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC1, Class A6, 1-Month LIBOR + 0.27%, 2.09% (A), 03/25/2036	904,115	826,247
Sudbury Mill CLO, Ltd.
Series 2013-1A, Class A1R,
3-Month LIBOR + 1.15%, 3.15% (A), 01/17/2026 (B)	667,997	670,360

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sudbury Mill CLO, Ltd. (continued)
Series 2013-1A, Class A2R,
3-Month LIBOR + 1.17%, 3.17% (A), 01/17/2026 (B)	$ 667,997	$ 665,004
Telos CLO, Ltd. Series 2014-5A, Class A1R, 3-Month LIBOR + 0.95%, 2.95% (A), 04/17/2028 (B)	1,900,000	1,891,167
Tralee CLO, Ltd. Series 2018-5A, Class A1, 3-Month LIBOR + 1.11%, 3.08% (A), 10/20/2028 (B)	2,300,000	2,292,288
Trillium Credit Card Trust II Series 2018-1A, Class A, 1-Month LIBOR + 0.25%, 2.05% (A), 02/27/2023 (B)	2,600,000	2,599,829
U.S. Small Business Administration
Series 2003-20I, Class 1,
5.13%, 09/01/2023	3,280	3,412
Series 2004-20C, Class 1,
4.34%, 03/01/2024	30,878	31,893
Venture XII CLO, Ltd. Series 2012-12A, Class ARR, 3-Month LIBOR + 0.80%, 2.94% (A), 02/28/2026 (B)	1,642,116	1,638,034
Wells Fargo Home Equity Asset-Backed Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.48%, 2.30% (A), 12/25/2035	6,500,000	6,531,319
Westlake Automobile Receivables Trust Series 2018-3A, Class A2A, 2.98%, 01/18/2022 (B)	1,261,941	1,264,921
WhiteHorse X, Ltd. Series 2015-10A, Class A1R, 3-Month LIBOR + 0.93%, 2.93% (A), 04/17/2027 (B)	1,307,330	1,305,578

Total Asset-Backed Securities (Cost $77,515,122)		84,181,526

CERTIFICATES OF DEPOSIT - 0.9%
Banks - 0.9%
Barclays Bank PLC 3-Month LIBOR + 0.45%, 2.37% (A), 10/15/2020	3,800,000	3,800,000
Lloyds Bank Corporate Markets PLC 3-Month LIBOR + 0.50%, 2.51% (A), 10/26/2020	1,900,000	1,900,000

Total Certificates of Deposit (Cost $5,700,000)		5,700,000

CORPORATE DEBT SECURITIES - 58.6%
Aerospace & Defense - 0.6%
Textron, Inc. 3-Month LIBOR + 0.55%, 2.73% (A), 11/10/2020	1,500,000	1,499,696
United Technologies Corp. 3.65%, 08/16/2023	1,900,000	2,009,757

		3,509,453

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines - 0.5%
Delta Air Lines, Inc. 2.60%, 12/04/2020	$ 2,200,000	$ 2,207,499
Latam Airlines Pass-Through Trust 4.20%, 08/15/2029	1,194,297	1,236,097

		3,443,596

Automobiles - 0.3%
BMW Finance NV 2.25%, 08/12/2022 (B)	1,700,000	1,706,624

Banks - 15.9%
AIB Group PLC 4.75%, 10/12/2023 (B)	1,900,000	2,035,346
Australia & New Zealand Banking Group, Ltd. 3.30%, 05/17/2021	1,600,000	1,633,557
Bank of America Corp.
3-Month LIBOR + 0.79%, 2.92% (A), 03/05/2024, MTN	1,000,000	1,006,442
Fixed until 12/20/2022, 3.00% (A), 12/20/2023	4,319,000	4,418,028
Fixed until 05/17/2021, 3.50% (A), 05/17/2022, MTN	2,000,000	2,042,095
Fixed until 07/23/2023, 3.86% (A), 07/23/2024, MTN	1,900,000	2,006,178
Banque Federative du Credit Mutuel SA 3-Month LIBOR + 0.96%, 2.93% (A), 07/20/2023 (B)	2,200,000	2,222,396
Barclays Bank PLC
7.63%, 11/21/2022	3,900,000	4,362,150
10.18%, 06/12/2021 (B)	1,840,000	2,059,981
Barclays PLC
Fixed until 10/06/2022, 2.38% (A), 10/06/2023, MTN (D)	GBP 600,000	787,988
3.68%, 01/10/2023	$ 1,100,000	1,125,072
BBVA
3-Month LIBOR + 0.73%, 2.87% (A), 06/11/2021	1,800,000	1,803,492
3.50%, 06/11/2021	1,800,000	1,833,882
Citigroup, Inc.
2.75%, 04/25/2022	1,700,000	1,725,872
3-Month LIBOR + 1.38%, 3.48% (A), 03/30/2021	300,000	304,524
3-Month LIBOR + 1.43%, 3.57% (A), 09/01/2023	500,000	510,338
Cooperatieve Rabobank UA 6.88%, 03/19/2020 (D)	EUR 3,300,000	3,768,821
Discover Bank 4.20%, 08/08/2023	$ 1,800,000	1,921,616
HSBC Holdings PLC
3-Month LIBOR + 0.60%, 2.72% (A), 05/18/2021	1,600,000	1,601,888
Fixed until 07/04/2029 (E), 4.75% (A), MTN (D)	EUR 1,400,000	1,662,831
ING Bank NV 2.63%, 12/05/2022 (B)	$ 800,000	818,339
ING Groep NV 4.10%, 10/02/2023	2,100,000	2,237,563

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Intesa Sanpaolo SpA 3.25%, 09/23/2024 (B)	$ 1,500,000	$ 1,509,854
JPMorgan Chase & Co.
2.40%, 06/07/2021	1,500,000	1,511,443
3-Month LIBOR + 0.61%, 2.76% (A), 06/18/2022	2,200,000	2,207,282
3-Month LIBOR + 0.90%, 2.84% (A), 04/25/2023	1,700,000	1,711,346
Fixed until 06/18/2021, 3.51% (A), 06/18/2022	2,200,000	2,249,474
Fixed until 07/23/2023, 3.80% (A), 07/23/2024	1,800,000	1,903,853
KeyBank NA 3.35%, 06/15/2021	2,200,000	2,247,290
Lloyds Bank PLC 3.30%, 05/07/2021	1,400,000	1,425,308
Lloyds Banking Group PLC
Fixed until 03/17/2022, 2.86% (A), 03/17/2023	2,000,000	2,021,240
4.00%, 03/07/2025, MTN	AUD 2,000,000	1,465,621
Fixed until 06/27/2023 (E), 7.63% (A) (D)	GBP 700,000	1,012,154
Mitsubishi UFJ Financial Group, Inc.
3.46%, 03/02/2023	$ 1,600,000	1,661,160
3-Month LIBOR + 1.88%, 4.02% (A), 03/01/2021	658,000	671,168
Mizuho Financial Group, Inc. Fixed until 09/11/2023, 3.92% (A), 09/11/2024	2,100,000	2,201,925
National Australia Bank, Ltd. 3.63%, 06/20/2023 (F)	1,900,000	1,994,839
Natwest Markets PLC 0.63%, 03/02/2022, MTN (D)	EUR 1,700,000	1,917,848
Royal Bank of Scotland Group PLC
3.88%, 09/12/2023	$ 1,900,000	1,981,036
Fixed until 08/10/2020 (E), 7.50% (A)	1,800,000	1,833,750
Santander PLC
2.13%, 11/03/2020	1,500,000	1,502,663
3.75%, 11/15/2021	2,200,000	2,271,551
Skandinaviska Enskilda Banken AB
3-Month LIBOR + 0.43%, 2.55% (A), 05/17/2021 (B)	1,600,000	1,604,416
3.25%, 05/17/2021 (B)	1,600,000	1,629,043
Societe Generale SA 4.25%, 09/14/2023 (B)	1,800,000	1,913,122
Standard Chartered PLC Fixed until 01/20/2022, 4.25% (A), 01/20/2023 (B)	1,900,000	1,969,069
Svenska Handelsbanken AB 3.35%, 05/24/2021, MTN	1,700,000	1,737,504
Synchrony Bank 3.65%, 05/24/2021	1,700,000	1,734,031
UniCredit SpA 7.83%, 12/04/2023 (B)	4,100,000	4,810,981
Wells Fargo & Co.
2.63%, 07/22/2022, MTN	2,300,000	2,331,100
3.00%, 02/19/2025, MTN	1,900,000	1,955,542
3-Month LIBOR + 3.77%, 5.89% (A), 12/15/2019 (E) (F)	1,828,000	1,850,850

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo Bank NA Fixed until 07/23/2020, 3.33% (A), 07/23/2021	$ 1,800,000	$ 1,816,349

		100,541,211

Beverages - 0.9%
Bacardi, Ltd. 4.45%, 05/15/2025 (B)	1,200,000	1,291,116
Keurig Dr. Pepper, Inc. 4.06%, 05/25/2023	1,700,000	1,802,734
Pernod Ricard SA 4.25%, 07/15/2022 (B)	700,000	738,417
Suntory Holdings, Ltd. 2.55%, 06/28/2022 (B)	1,600,000	1,612,398

		5,444,665

Biotechnology - 0.8%
AbbVie, Inc.
2.50%, 05/14/2020	1,253,000	1,256,478
2.90%, 11/06/2022	2,547,000	2,596,274
Celgene Corp. 2.88%, 08/15/2020	1,500,000	1,509,596

		5,362,348

Capital Markets - 5.0%
Credit Suisse Group AG 3-Month LIBOR + 1.24%, 3.37% (A), 06/12/2024 (B)	1,800,000	1,818,765
Credit Suisse Group Funding Guernsey, Ltd.
3.13%, 12/10/2020	1,400,000	1,415,337
3.75%, 03/26/2025	1,600,000	1,688,104
3.80%, 09/15/2022 - 06/09/2023	2,700,000	2,821,745
Deutsche Bank AG
3-Month EURIBOR + 0.50%, 0.06% (A), 12/07/2020, MTN (D)	EUR 1,400,000	1,553,612
2.70%, 07/13/2020	$ 1,500,000	1,500,534
3.95%, 02/27/2023	1,900,000	1,941,431
4.25%, 02/04/2021 - 10/14/2021	4,600,000	4,712,609
Goldman Sachs Group, Inc.
3.20%, 02/23/2023	1,600,000	1,649,992
3-Month LIBOR + 1.20%, 3.32% (A), 09/15/2020	1,600,000	1,612,404
3-Month LIBOR + 1.17%, 3.33% (A), 05/15/2026	1,600,000	1,619,248
Morgan Stanley
3-Month LIBOR + 1.18%, 3.15% (A), 01/20/2022	1,600,000	1,616,534
Fixed until 04/24/2023, 3.74% (A), 04/24/2024	400,000	418,894
UBS AG 7.63%, 08/17/2022	600,000	676,200
UBS Group AG
3.00%, 04/15/2021 (B)	3,800,000	3,856,140
4.13%, 09/24/2025 (B)	2,200,000	2,397,304

		31,298,853

Chemicals - 0.7%
Syngenta Finance NV
3.70%, 04/24/2020 (B)	1,700,000	1,707,966

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Syngenta Finance NV (continued)
3.93%, 04/23/2021 (B)	$ 1,200,000	$ 1,220,238
5.18%, 04/24/2028 (B)	1,300,000	1,378,600

		4,306,804

Construction & Engineering - 0.1%
Odebrecht Offshore Drilling Finance, Ltd.
6.72%, 12/01/2022 (B)	436,802	428,070
PIK Rate 1.00%, Cash Rate 6.72%, 12/01/2026 (B) (G)	1,861,758	484,057
Odebrecht Oil & Gas Finance, Ltd. Zero Coupon, 12/02/2019 (B) (E)	266,175	2,396

		914,523

Consumer Finance - 5.3%
American Express Co. 3.40%, 02/27/2023	1,900,000	1,980,570
Capital One Financial Corp. 4.25%, 04/30/2025	1,500,000	1,634,457
Daimler Finance North America LLC
2.55%, 08/15/2022 (B)	2,100,000	2,115,143
3.35%, 05/04/2021 (B)	1,600,000	1,630,655
3.40%, 02/22/2022 (B)	2,200,000	2,257,063
Ford Motor Credit Co. LLC
3-Month LIBOR + 0.93%, 3.06% (A), 09/24/2020, MTN	2,600,000	2,598,391
3-Month LIBOR + 1.24%, 3.39% (A), 02/15/2023	1,200,000	1,168,003
General Motors Financial Co., Inc.
2.45%, 11/06/2020	1,900,000	1,903,011
3-Month LIBOR + 0.54%, 2.78% (A), 11/06/2020	1,300,000	1,296,657
3-Month LIBOR + 0.93%, 2.92% (A), 04/13/2020	1,700,000	1,703,543
3.20%, 07/13/2020	1,500,000	1,509,377
3.55%, 04/09/2021	1,600,000	1,625,190
Harley-Davidson Financial Services, Inc. 3.55%, 05/21/2021 (B)	1,700,000	1,724,627
Navient Corp. 5.00%, 10/26/2020	900,000	916,605
Nissan Motor Acceptance Corp.
3-Month LIBOR + 0.65%, 2.65% (A), 07/13/2022 (B)	500,000	499,210
3-Month LIBOR + 0.69%, 2.79% (A), 09/28/2022 (B)	300,000	299,355
Springleaf Finance Corp.
7.75%, 10/01/2021	200,000	218,004
8.25%, 12/15/2020	1,200,000	1,276,500
Volkswagen Group of America Finance LLC
2.45%, 11/20/2019 (B)	700,000	700,139
3-Month LIBOR + 0.77%, 2.95% (A), 11/13/2020 (B)	1,900,000	1,907,811
4.63%, 11/13/2025 (B)	1,900,000	2,110,306
4.75%, 11/13/2028 (B)	1,900,000	2,154,803

		33,229,420

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 3.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.13%, 07/03/2023	$ 1,800,000	$ 1,893,484
5.00%, 10/01/2021	1,800,000	1,890,198
Aviation Capital Group LLC
2.88%, 01/20/2022 (B)	7,200,000	7,239,828
4.13%, 08/01/2025 (B)	1,400,000	1,465,196
BGC Partners, Inc. 5.38%, 07/24/2023	1,500,000	1,604,074
GE Capital Funding Unlimited Co. 5.88%, 11/04/2020, MTN	GBP 1,000,000	1,349,284
SMBC Aviation Capital Finance DAC
3.00%, 07/15/2022 (B)	$ 1,600,000	1,630,422
4.13%, 07/15/2023 (B)	1,800,000	1,899,043
Tayarra, Ltd. 3.63%, 02/15/2022	2,078,580	2,122,420
Washington Prime Group, LP 6.45%, 08/15/2024 (F)	3,800,000	3,648,000

		24,741,949

Diversified Telecommunication Services - 2.1%
AT&T, Inc.
3-Month LIBOR + 0.95%, 2.95% (A), 07/15/2021	1,500,000	1,515,300
3-Month LIBOR + 1.18%, 3.31% (A), 06/12/2024	1,800,000	1,831,279
Deutsche Telekom International Finance BV 1.95%, 09/19/2021 (B)	1,600,000	1,595,692
Telstra Corp., Ltd. 4.80%, 10/12/2021 (B)	1,800,000	1,891,063
United Group BV 4.38%, 07/01/2022 (B)	EUR 1,300,000	1,475,495
Verizon Communications, Inc. 3.38%, 02/15/2025	$ 4,590,000	4,885,905

		13,194,734

Electric Utilities - 2.7%
Duke Energy Corp.
3-Month LIBOR + 0.50%, 2.68% (A), 05/14/2021 (B)	1,700,000	1,705,899
3.55%, 09/15/2021	1,100,000	1,128,203
Electricite de France SA 4.60%, 01/27/2020 (B)	1,500,000	1,508,865
Evergy, Inc. 2.45%, 09/15/2024	1,600,000	1,609,447
FirstEnergy Corp. 2.85%, 07/15/2022	1,500,000	1,528,002
NextEra Energy Capital Holdings, Inc.
1.95%, 09/01/2022	1,600,000	1,597,493
3-Month LIBOR + 0.72%, 2.85% (A), 02/25/2022 (F)	1,800,000	1,814,784
3.20%, 02/25/2022	1,500,000	1,539,339
Oncor Electric Delivery Co. LLC 4.10%, 06/01/2022	1,500,000	1,574,370
PPL Capital Funding, Inc. 3.50%, 12/01/2022	2,000,000	2,072,665
Southern Power Co. 1.95%, 12/15/2019	900,000	899,928

		16,978,995

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Entertainment - 0.3%
Activision Blizzard, Inc. 2.30%, 09/15/2021	$ 1,600,000	$ 1,608,534

Equity Real Estate Investment Trusts - 3.4%
American Tower Corp. 3.38%, 05/15/2024	2,200,000	2,293,938
AvalonBay Communities, Inc. 3.50%, 11/15/2024, MTN (F)	1,595,000	1,696,490
Boston Properties, LP 3.40%, 06/21/2029	1,600,000	1,687,054
Crown Castle International Corp.
3.40%, 02/15/2021	1,850,000	1,880,637
3.70%, 06/15/2026	1,700,000	1,803,110
4.88%, 04/15/2022	900,000	957,267
Digital Realty Trust, LP
2.75%, 02/01/2023	1,400,000	1,419,385
4.45%, 07/15/2028	1,900,000	2,104,005
National Retail Properties, Inc. 3.50%, 10/15/2027	1,600,000	1,682,596
Service Properties Trust 4.35%, 10/01/2024	1,600,000	1,636,353
Simon Property Group, LP 2.50%, 09/01/2020	2,500,000	2,509,491
Welltower, Inc. 3.10%, 01/15/2030	1,600,000	1,620,578

		21,290,904

Food Products - 1.3%
Campbell Soup Co. 3.30%, 03/15/2021	1,900,000	1,931,197
Conagra Brands, Inc. 3.80%, 10/22/2021	1,900,000	1,961,682
Danone SA
2.59%, 11/02/2023 (B)	3,294,000	3,351,214
3.00%, 06/15/2022 (B)	1,100,000	1,126,000

		8,370,093

Health Care Equipment & Supplies - 0.3%
Boston Scientific Corp. 3.38%, 05/15/2022	1,600,000	1,653,012

Health Care Providers & Services - 1.0%
Aetna, Inc. 2.75%, 11/15/2022	2,000,000	2,028,666
Anthem, Inc. 2.38%, 01/15/2025	1,900,000	1,898,839
Cigna Corp. 3-Month LIBOR + 0.89%, 2.89% (A), 07/15/2023	1,100,000	1,104,043
CVS Health Corp. 3.50%, 07/20/2022	1,300,000	1,344,778

		6,376,326

Hotels, Restaurants & Leisure - 1.5%
GLP Capital, LP / GLP Financing II, Inc. 5.30%, 01/15/2029	2,400,000	2,653,416
Marriott International, Inc. 2.13%, 10/03/2022	1,600,000	1,601,323
McDonald’s Corp. 3-Month LIBOR + 0.43%, 2.37% (A), 10/28/2021, MTN	1,600,000	1,599,844

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.25%, 05/30/2023 (B)	$ 1,500,000	$ 1,552,650
5.50%, 03/01/2025 (B)	1,800,000	1,912,500

		9,319,733

Household Durables - 0.3%
D.R. Horton, Inc. 4.38%, 09/15/2022	1,800,000	1,888,743

Household Products - 0.6%
Reckitt Benckiser Treasury Services PLC 2.38%, 06/24/2022 (B)	3,900,000	3,926,784

Industrial Conglomerates - 0.2%
General Electric Co. 4.65%, 10/17/2021, MTN	1,300,000	1,356,430

Insurance - 1.0%
Allstate Corp. 3-Month LIBOR + 0.63%, 2.73% (A), 03/29/2023	1,300,000	1,302,270
Ambac LSNI LLC 3-Month LIBOR + 5.00%, 7.10% (A), 02/12/2023 (B)	2,129,522	2,145,494
Jackson National Life Global Funding 2.38%, 09/15/2022 (B)	1,700,000	1,709,111
New York Life Global Funding 2.90%, 01/17/2024 (B)	1,000,000	1,039,778

		6,196,653

Internet & Direct Marketing Retail - 0.7%
eBay, Inc.
2.15%, 06/05/2020	3,000,000	3,003,994
3.80%, 03/09/2022	1,200,000	1,240,537

		4,244,531

IT Services - 0.4%
DXC Technology Co. 3-Month LIBOR + 0.95%, 3.08% (A), 03/01/2021	1,000,000	1,000,010
PayPal Holdings, Inc. 2.65%, 10/01/2026	1,600,000	1,619,354

		2,619,364

Machinery - 0.5%
CNH Industrial Capital LLC 4.38%, 11/06/2020 (F)	1,300,000	1,326,312
Wabtec Corp. 3-Month LIBOR + 1.30%, 3.42% (A), 09/15/2021	1,700,000	1,700,357

		3,026,669

Media - 1.1%
Altice France SA
5.88%, 02/01/2027 (B)	EUR 1,200,000	1,475,467
7.38%, 05/01/2026 (B)	$ 900,000	963,760
Charter Communications Operating LLC / Charter Communications Operating Capital
3.58%, 07/23/2020	1,800,000	1,815,369
4.46%, 07/23/2022	600,000	630,758

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
Interpublic Group of Cos., Inc. 3.50%, 10/01/2020	$ 2,200,000	$ 2,228,616

		7,113,970

Multi-Utilities - 0.3%
Sempra Energy 2.40%, 03/15/2020	1,900,000	1,901,236

Oil, Gas & Consumable Fuels - 1.1%
BP Capital Markets America, Inc. 3.79%, 02/06/2024	1,500,000	1,601,237
Continental Resources, Inc. 5.00%, 09/15/2022	330,000	332,520
Enbridge, Inc. 3-Month LIBOR + 0.70%, 2.82% (A), 06/15/2020	1,500,000	1,502,323
Energy Transfer Operating, LP 4.15%, 10/01/2020	800,000	811,696
Marathon Oil Corp. 2.80%, 11/01/2022	1,000,000	1,012,233
Petrobras Global Finance BV 6.13%, 01/17/2022	408,000	437,988
Sabine Pass Liquefaction LLC 5.63%, 02/01/2021	1,500,000	1,548,179

		7,246,176

Pharmaceuticals - 1.3%
Bayer Finance II LLC
3-Month LIBOR + 0.63%, 2.74% (A), 06/25/2021 (B)	1,900,000	1,905,008
3-Month LIBOR + 1.01%, 3.13% (A), 12/15/2023 (B)	2,200,000	2,212,070
Mylan NV 3.15%, 06/15/2021	1,800,000	1,822,602
Teva Pharmaceutical Finance III BV
4.50%, 03/01/2025 (F)	EUR 1,100,000	1,135,519
6.00%, 04/15/2024 (F)	$ 1,100,000	1,032,625

		8,107,824

Professional Services - 0.3%
Equifax, Inc. 3-Month LIBOR + 0.87%, 3.03% (A), 08/15/2021	2,100,000	2,103,342

Real Estate Management & Development - 0.2%
Tesco Property Finance 6 PLC 5.41%, 07/13/2044 (D)	GBP 763,470	1,256,641

Semiconductors & Semiconductor Equipment - 1.3%
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
2.20%, 01/15/2021	$ 1,900,000	1,900,041
3.00%, 01/15/2022	2,300,000	2,329,750
Micron Technology, Inc. 4.98%, 02/06/2026	1,800,000	1,956,280
NXP BV / NXP Funding LLC 4.88%, 03/01/2024 (B)	1,900,000	2,064,620

		8,250,691

Software - 0.4%
VMware, Inc. 2.95%, 08/21/2022	2,400,000	2,439,026

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Specialty Retail - 0.1%
QVC, Inc. 5.13%, 07/02/2022	$ 800,000	$ 843,784

Technology Hardware, Storage & Peripherals - 0.9%
Dell International LLC / EMC Corp.
4.42%, 06/15/2021 (B)	2,000,000	2,065,476
5.45%, 06/15/2023 (B)	2,200,000	2,391,565
Hewlett Packard Enterprise Co. 3-Month LIBOR + 0.72%, 2.76% (A), 10/05/2021	1,500,000	1,500,011

		5,957,052

Tobacco - 0.9%
BAT Capital Corp. 2.76%, 08/15/2022	1,000,000	1,009,568
BAT International Finance PLC 2.75%, 06/15/2020 (B)	500,000	502,274
Imperial Brands Finance PLC
3.13%, 07/26/2024 (B)	1,700,000	1,709,852
3.75%, 07/21/2022 (B)	297,000	306,493
Reynolds American, Inc. 4.00%, 06/12/2022	1,800,000	1,876,576

		5,404,763

Wireless Telecommunication Services - 0.4%
Sprint Communications, Inc. 7.00%, 03/01/2020 (B)	900,000	913,140
Vodafone Group PLC 3-Month LIBOR + 0.99%, 2.99% (A), 01/16/2024	1,700,000	1,717,490

		2,630,630

Total Corporate Debt Securities (Cost $361,463,870)		369,806,086

FOREIGN GOVERNMENT OBLIGATIONS - 7.4%
Brazil - 2.8%
Brazil Letras do Tesouro Nacional Zero Coupon, 01/01/2020 - 04/01/2020	BRL 72,600,000	17,821,887

Japan - 1.3%
Japan Bank for International Cooperation 2.88%, 07/21/2027	$ 1,700,000	1,805,238
Japan Finance Organization for Municipalities
2.63%, 04/20/2022 (B)	1,400,000	1,422,278
3.38%, 09/27/2023 (B)	2,900,000	3,043,223
Japan Government Twenty Year Bond 0.30%, 06/20/2039	JPY 180,000,000	1,689,990

		7,960,729

Kuwait - 0.2%
Kuwait International Government Bond 2.75%, 03/20/2022 (D)	$ 1,400,000	1,419,589

Peru - 0.4%
Peru Government International Bond 5.94%, 02/12/2029 (B)	PEN 6,200,000	2,100,607

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Qatar - 0.7%
Qatar Government International Bond
3.38%, 03/14/2024 (D)	$ 2,100,000	$ 2,194,500
4.00%, 03/14/2029 (D)	2,100,000	2,328,392

		4,522,892

Spain - 2.0%
Spain Government Bond
1.40%, 07/30/2028 (B) (D)	EUR 3,400,000	4,203,415
1.85%, 07/30/2035 (B) (D)	2,400,000	3,153,818
0.60%, 10/31/2029, MTN (B) (D)	4,600,000	5,312,712

		12,669,945

Total Foreign Government Obligations (Cost $45,301,676)		46,495,649

MORTGAGE-BACKED SECURITIES - 8.6%
Alternative Loan Trust
Series 2005-J12, Class 2A1,
1-Month LIBOR + 0.54%, 2.36% (A), 08/25/2035	$ 951,913	634,942
Series 2006-30T1, Class 1A3,
6.25%, 11/25/2036	120,528	109,814
Series 2006-J8, Class A2,
6.00%, 02/25/2037	147,697	101,701
Series 2006-OA12, Class A1B,
1-Month LIBOR + 0.19%, 2.04% (A), 09/20/2046	577,366	504,674
Series 2006-OC7, Class 2A2A,
1-Month LIBOR + 0.17%, 1.99% (A), 07/25/2046	491,901	490,767
Series 2006-OC8, Class 2A2B,
1-Month LIBOR + 0.17%, 1.99% (A), 11/25/2036	305,412	297,908
Series 2007-2CB, Class 1A13,
1-Month LIBOR + 1.00%, 5.75% (A), 03/25/2037	184,491	157,924
Series 2007-HY4, Class 1A1,
3.94% (A), 06/25/2037	345,421	301,929
Series 2007-J1, Class 2A8,
6.00%, 03/25/2037	1,402,949	850,221
Ashford Hospitality Trust Series 2018-AHT1, Class A, 1-Month LIBOR + 1.00%, 2.91% (A), 05/15/2035 (B)	2,200,000	2,198,628
Banc of America Funding Trust
Series 2005-D, Class A1,
4.78% (A), 05/25/2035	110,326	113,181
Series 2006-J, Class 4A1,
4.60% (A), 01/20/2047	23,690	23,076
BBCMS Trust Series 2015-STP, Class A, 3.32%, 09/10/2028 (B)	1,646,294	1,658,701
BCAP LLC Trust Series 2011-RR8, Class 2A1, 3.80% (A), 08/26/2037 (B)	83,371	83,365
Bear Stearns Alt-A Trust
Series 2006-6, Class 31A1,
4.03% (A), 11/25/2036	798,598	740,498
Series 2006-6, Class 32A1,
3.83% (A), 11/25/2036	170,178	141,563

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust
Series 2003-5, Class 2A1,
4.48% (A), 08/25/2033	$ 94,883	$ 95,067
Series 2003-8, Class 2A1,
4.89% (A), 01/25/2034	3,403	3,554
Series 2003-8, Class 4A1,
4.56% (A), 01/25/2034	37,743	39,089
Series 2006-4, Class 1A1,
4.65% (A), 10/25/2036	36,052	35,464
Bear Stearns Structured Products, Inc. Trust Series 2007-R6, Class 1A1, 4.09% (A), 01/26/2036	95,234	84,142
CGMS Commercial Mortgage Trust Series 2017-MDRA, Class A, 3.66%, 07/10/2030 (B)	1,900,000	1,943,070
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3A, Class A1, 1-Month LIBOR + 0.25%, 2.07% (A), 08/25/2035 (B)	47,658	47,499
CHL Mortgage Pass-Through Trust Series 2004-12, Class 12A1, 4.14% (A), 08/25/2034	31,034	31,300
Citigroup Commercial Mortgage Trust Series 2015-SHP2, Class A, 1-Month LIBOR + 1.28%, 3.19% (A), 07/15/2027 (B)	1,800,000	1,801,125
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A2,
1-Year CMT + 2.15%, 4.55% (A), 09/25/2035	35,688	36,670
Series 2009-3, Class 5A3,
6.00% (A), 02/25/2037 (B)	714,656	709,802
CitiMortgage Alternative Loan Trust Series 2006-A7, Class 1A9, 1-Month LIBOR + 0.65%, 2.47% (A), 12/25/2036	1,153,974	920,045
COMM Mortgage Trust Series 2015-CR26, Class ASB, 3.37%, 10/10/2048	1,400,000	1,456,924
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-P1A, Class A,
2.84% (A), 03/25/2032 (B)	194	190
Series 2003-AR15, Class 2A1,
4.13% (A), 06/25/2033	172,271	174,046
Series 2003-AR28, Class 2A1,
4.06% (A), 12/25/2033	1,328,226	1,363,485
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-6, Class 2A3, 5.50%, 12/25/2035	217,585	209,749
First Horizon Alternative Mortgage Securities Trust Series 2007-FA4, Class 1A8, 6.25%, 08/25/2037	126,563	95,196
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1, 4.59% (A), 08/25/2035	11,543	9,660

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class A, 3.20%, 02/10/2029 (B)	$ 1,400,000	$ 1,411,381
GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1, 4.44% (A), 09/25/2035	15,662	16,132
HarborView Mortgage Loan Trust
Series 2005-14, Class 4A1A,
3.82% (A), 12/19/2035	150,109	112,126
Series 2006-6, Class 5A1A,
4.46% (A), 08/19/2036	63,031	60,552
Hawksmoor Mortgages Series 2019-1A, Class A, SONIA + 1.05%, 0.00% (A), 05/25/2053 (B)	GBP 6,600,000	8,547,431
Hilton Trust Series 2016-SFP, Class A, 2.83%, 11/05/2035 (B)	$ 1,700,000	1,706,618
IndyMac INDX Mortgage Loan Trust Series 2005-AR11, Class A3, 3.87% (A), 08/25/2035	819,123	744,117
JPMorgan Alternative Loan Trust Series 2006-A2, Class 1A1, 1-Month LIBOR + 0.18%, 2.00% (A), 05/25/2036	990,207	911,121
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2018-LAQ, Class A,
1-Month LIBOR + 1.00%, 2.91% (A), 06/15/2032 (B)	2,065,465	2,065,455
Series 2018-PHH, Class A,
1-Month LIBOR + 0.91%, 2.82% (A), 06/15/2035 (B)	1,744,354	1,744,353
Ludgate Funding PLC Series 2007-1, Class A2A, 3-Month GBP LIBOR + 0.16%, 0.92% (A), 01/01/2061 (D)	GBP 1,405,949	1,698,988
MASTR Alternative Loan Trust Series 2006-2, Class 2A1, 1-Month LIBOR + 0.40%, 2.22% (A), 03/25/2036	$ 88,304	13,635
Merrill Lynch Mortgage Investors Trust Series 2005-3, Class 4A, 1-Month LIBOR + 0.25%, 2.07% (A), 11/25/2035	122	122
Morgan Stanley Capital I Trust Series 2014-CPT, Class AM, 3.40% (A), 07/13/2029 (B)	1,400,000	1,422,150
RALI Trust Series 2008-QR1, Class 1A1, 1-Month LIBOR + 1.40%, 3.22% (A), 08/25/2036	286,367	268,015
Reperforming Loan REMIC Trust
Series 2004-R1, Class 2A,
6.50%, 11/25/2034 (B)	94,603	94,591
Series 2005-R2, Class 1AF1,
1-Month LIBOR + 0.34%, 2.16% (A), 06/25/2035 (B)	295,284	283,555

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
RFMSI Trust Series 2003-S9, Class A1, 6.50%, 03/25/2032	$ 451	$ 467
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B, 3-Month LIBOR + 0.15%, 2.28% (A), 06/12/2044 (D)	1,767,082	1,658,453
Sequoia Mortgage Trust
Series 2004-11, Class A2,
6-Month LIBOR + 0.64%, 3.19% (A), 12/20/2034	689,408	682,799
Series 2007-1, Class 1A1,
3.63% (A), 01/20/2047	173,067	139,829
Series 2007-3, Class 2AA1,
4.00% (A), 07/20/2037	1,012,086	953,821
Series 2010, Class 2A1,
1-Month LIBOR + 0.76%, 2.61% (A), 10/20/2027	4,300	4,195
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1,
4.21% (A), 09/25/2034	122,866	125,314
Series 2004-19, Class 2A1,
12-MTA + 1.40%, 3.79% (A), 01/25/2035	72,814	71,419
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1,
1-Month LIBOR + 0.25%, 2.10% (A), 07/19/2035	11,000	10,978
Series 2005-AR5, Class A2,
1-Month LIBOR + 0.25%, 2.10% (A), 07/19/2035	12,663	12,557
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 2.10% (A), 07/19/2035	30,739	30,736
Series 2005-AR8, Class A1A,
1-Month LIBOR + 0.28%, 2.10% (A), 02/25/2036	221,230	214,066
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1, 1-Month LIBOR + 0.66%, 2.51% (A), 09/19/2032	3,318	3,292
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-22A, Class 2A1, 4.40% (A), 06/25/2033	134,334	133,036
Towd Point Mortgage Funding Series 2019-A13A, Class A1, SONIA + 0.90%, 0.00% (A), 07/20/2045 (B)	GBP 5,600,000	7,222,994
Towd Point Mortgage Funding PLC Series 2019-GR4A, Class A1, 3-Month GBP LIBOR + 1.03%, 1.82% (A), 10/20/2051 (B)	2,222,318	2,888,324

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust Series 2003-AR9, Class 2A, 4.40% (A), 09/25/2033	$ 205,046	$ 211,526
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-AR2, Class 1A1,
5.03% (A), 03/25/2035	518,893	523,375
Series 2006-AR1, Class 2A4,
5.15% (A), 03/25/2036	868,127	868,577

Total Mortgage-Backed Securities (Cost $53,610,160)		54,321,069

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.7%
Illinois - 0.5%
City of Chicago, General Obligation Unlimited, Series B, 7.75%, 01/01/2042	170,000	194,713
State of Illinois, General Obligation Unlimited
6.63%, 02/01/2035	1,500,000	1,763,790
7.35%, 07/01/2035	1,015,000	1,228,972

		3,187,475

West Virginia - 0.2%
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	935,000	964,752

Total Municipal Government Obligations (Cost $3,706,406)		4,152,227

U.S. GOVERNMENT AGENCY OBLIGATIONS - 50.9%
Federal Home Loan Mortgage Corp.
12-Month LIBOR + 1.35%, 3.75% (A), 09/01/2035	10,507	10,878
4.00%, 09/01/2048 - 10/01/2048	1,127,202	1,171,076
12-Month LIBOR + 1.87%, 4.15% (A), 09/01/2035	94,767	99,880
4.50%, 08/01/2025 - 05/01/2037	24,023	25,945
1-Year CMT + 2.26%, 4.69% (A), 01/01/2036	521,405	552,724
1-Year CMT + 2.22%, 4.72% (A), 11/01/2033	18,440	19,356
1-Year CMT + 2.23%, 4.96% (A), 03/01/2034	34,346	36,161
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.40%, 2.32% (A), 06/15/2041	951,299	951,685
6.50%, 04/15/2029	901	991
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 3.59% (A), 10/25/2044	134,236	135,756
12-MTA + 1.40%, 3.79% (A), 07/25/2044	129,332	133,310
6.50%, 07/25/2043	7,978	9,503

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
1-Month LIBOR + 0.35%, 2.37% (A), 09/25/2042	$ 119,221	$ 118,057
3.31%, 07/01/2023	3,234,271	3,384,778
3.50%, 02/01/2027	102,285	106,124
12-MTA + 1.20%, 3.65% (A), 03/01/2044 - 10/01/2044	406,916	415,530
4.00%, 09/01/2048 - 10/01/2048	2,545,781	2,645,322
4.00%, 09/01/2048 - 12/01/2048 (H)	3,202,620	3,326,341
12-Month LIBOR + 1.32%, 4.07% (A), 07/01/2035	43,543	45,136
1-Year CMT + 2.04%, 4.11% (A), 09/01/2035	90,638	93,856
1-Year CMT + 2.19%, 4.19% (A), 01/01/2026	1,419	1,432
4.50%, 12/01/2024	90,096	93,261
12-Month LIBOR + 1.71%, 4.72% (A), 03/01/2034	48,246	50,467
1-Year CMT + 2.22%, 4.73% (A), 01/01/2028	9,250	9,696
1-Year CMT + 2.27%, 4.77% (A), 11/01/2033	19,340	19,466
5.00%, 10/01/2029	148,214	159,065
6.00%, 07/01/2035 - 06/01/2040	823,936	945,903
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.45%, 2.55% (A), 09/25/2046	486,502	486,264
6.30%, 10/17/2038	45,311	45,807
Federal National Mortgage Association REMIC, Interest Only STRIPS (1.00) * 1-Month LIBOR + 7.10%, 5.28% (A), 07/25/2034	315,701	52,028
Government National Mortgage Association
1-Month LIBOR + 0.60%, 2.69% (A), 08/20/2065 - 10/20/2065	3,137,224	3,136,520
3.00%, TBA (H)	6,000,000	6,173,834
1-Month LIBOR + 0.95%, 3.04% (A), 12/20/2066	1,217,703	1,232,312
1-Month LIBOR + 1.00%, 3.09% (A), 12/20/2065	4,650,739	4,714,298
3.50%, TBA (H)	24,200,000	25,096,474
1-Year CMT + 1.50%, 3.88% (A), 05/20/2024	9,175	9,405
4.00%, 06/20/2047 - 06/20/2049	3,452,079	3,610,469
4.00%, TBA (H)	68,900,000	71,621,454
4.50%, TBA (H)	18,000,000	18,833,907
5.00%, 04/20/2049 - 05/20/2049	2,030,981	2,148,746
5.00%, TBA (H)	18,400,000	19,419,176
Government National Mortgage Association, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 6.56%, 4.65% (A), 04/16/2033 - 10/16/2033	320,626	18,828
(1.00) * 1-Month LIBOR + 6.60%, 4.69% (A), 08/16/2033	621,893	54,995
(1.00) * 1-Month LIBOR + 6.60%, 4.75% (A), 09/20/2034	332,339	51,444

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Uniform Mortgage-Backed Security
3.00%, TBA (H)	$ 65,900,000	$ 66,894,820
3.50%, TBA (H)	55,900,000	57,499,817
4.00%, TBA (H)	23,200,000	24,093,562
5.00%, TBA (H)	1,000,000	1,028,858

Total U.S. Government Agency Obligations (Cost $319,957,629)		320,784,717

U.S. GOVERNMENT OBLIGATIONS - 36.5%
U.S. Treasury - 27.0%
U.S. Treasury Bond
2.75%, 08/15/2042 - 11/15/2042 (I)	10,000,000	11,091,875
2.88%, 05/15/2043 - 08/15/2045 (I)	10,800,000	12,280,922
3.00%, 05/15/2042 - 02/15/2048 (I)	10,200,000	11,926,102
3.13%, 02/15/2043	1,000,000	1,178,633
3.13%, 08/15/2044 (I)	12,400,000	14,693,031
4.25%, 05/15/2039 (I)	900,000	1,228,254
4.38%, 11/15/2039 - 05/15/2040 (I)	6,300,000	8,749,644
4.63%, 02/15/2040 (I) (J)	700,000	1,002,613
U.S. Treasury Note
1.75%, 06/30/2024 (I)	4,300,000	4,342,328
1.88%, 07/31/2022 (J) (K)	900,000	908,402
1.88%, 08/31/2022 (I) (J) (L)	4,000,000	4,039,844
2.00%, 12/31/2021 (I)	60,100,000	60,675,176
2.00%, 10/31/2022 (J)	400,000	405,594
2.13%, 09/30/2024 (I)	11,100,000	11,404,817
2.25%, 08/15/2027 (I) (J) (L)	5,900,000	6,169,879
2.63%, 02/15/2029 (I)	9,500,000	10,271,133
2.88%, 05/15/2049 (I)	8,400,000	9,679,031

		170,047,278

U.S. Treasury Inflation-Protected Securities - 9.5%
U.S. Treasury Inflation-Indexed Bond
0.75%, 02/15/2042	3,406,230	3,579,223
0.88%, 01/15/2029 (I)	16,155,354	17,181,994
0.88%, 02/15/2047 (J)	850,264	919,629
1.00%, 02/15/2046	1,407,614	1,562,600
1.00%, 02/15/2048 - 02/15/2049 (I)	5,366,316	6,010,606
U.S. Treasury Inflation-Indexed Note
0.38%, 07/15/2023 (K) (L)	5,181,468	5,225,883
0.38%, 07/15/2027 (J)	1,363,453	1,388,014
0.63%, 01/15/2026 (I)	6,694,388	6,874,775
0.75%, 07/15/2028 (I)	16,240,851	17,093,032

		59,835,756

Total U.S. Government Obligations (Cost $217,606,177)		229,883,034

	Shares	Value
COMMON STOCK - 0.0% (M)
Household Durables - 0.0% (M)
Urbi Desarrollos Urbanos SAB de CV (N)	7,629	405

Total Common Stock (Cost $417,591)		405

	Shares	Value
OTHER INVESTMENT COMPANY - 2.0%
Securities Lending Collateral - 2.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (O)	12,348,925	$ 12,348,925

Total Other Investment Company (Cost $12,348,925)		12,348,925

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.85% (O), dated 10/31/2019, to be repurchased at $2,614,989 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.75%, due 06/15/2022, and with a value of $2,670,355.	$ 2,614,927	2,614,927

Total Repurchase Agreement (Cost $2,614,927)		2,614,927

Total Investments Excluding Options/Swaptions Purchased (Cost $1,100,242,483)		1,130,288,565
Total Options/Swaptions Purchased - 0.0% (Cost $41,439)		1,706

Total Investments (Cost $1,100,283,922)		1,130,290,271
Net Other Assets (Liabilities) - (79.3)%		(499,820,668)

Net Assets - 100.0%		$ 630,469,603

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS - (37.6)%

Bank of Montreal, 1.99% (O), dated 10/08/2019, to be repurchased at $(24,727,514) on 01/07/2020. Collateralized by U.S. Government Obligations, 1.75% - 4.63%, due 06/30/2024 - 08/15/2044, and Cash with total value of $(24,857,805).

	$ (24,603,750)	$ (24,636,391)
Bank of Montreal, 2.19% (O), dated 08/09/2019, to be repurchased at $(12,942,995) on 11/12/2019. Collateralized by U.S. Government Obligations, 2.25% - 4.38%, due 08/15/2027 - 11/15/2042, and Cash with a total value of $(13,333,483).	(12,868,625)	(12,934,384)
Bank of Nova Scotia, 1.79% (O), dated 11/01/2019, to be repurchased at $(15,986,224) on 01/10/2020. Collateralized by U.S. Government Obligations, 0.88% - 3.13%, due 01/15/2029 - 05/15/2047, and with a total value of $(15,925,575).	(15,946,476)	(15,946,476)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued)

Bank of Nova Scotia, 1.98% (O), dated 10/11/2019, to be repurchased at $(1,624,730) on 11/12/2019. Collateralized by U.S. Government Obligations, 0.88% - 3.00%, due 01/15/2029 - 05/15/2047, and with a total value of $(1,645,791).

	$ (1,621,875)	$ (1,623,748)
Credit Agricole Securities, Inc., 1.85% (O), dated 10/31/2019, to be repurchased at $(76,348,274) on 11/01/2019. Collateralized by U.S. Government Obligations, 0.75% - 4.25%, due 12/31/2021 - 02/15/2048, and with a total value of $(76,585,850).	(76,344,351)	(76,344,351)
Credit Agricole Securities, Inc., 2.00% (O), dated 10/22/2019, to be repurchased at $(19,503,157) on 11/05/2019. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and with a value of $(19,516,891).	(19,488,000)	(19,498,827)
Credit Agricole Securities, Inc., 2.05% (O), dated 10/25/2019, to be repurchased at $(4,894,575) on 11/01/2019. Collateralized by U.S. Government Obligations, 0.88% - 1.00%, due 01/15/2029 - 02/15/2048, and with a total value of $(4,895,478).	(4,892,625)	(4,894,575)
Deutsche Bank Securities, Inc., 2.01% (O), dated 10/17/2019, to be repurchased at $(2,439,971) on 11/07/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 08/31/2022, and with a value of $(2,442,126).	(2,437,113)	(2,439,154)
JPMorgan Securities LLC, 1.65% (O), dated 11/05/2019, to be repurchased at $(9,792,728) on 11/15/2019. Collateralized by a U.S. Government Obligation, 1.88% - 2.88%, due 07/31/2022 - 05/15/2049, and with a value of $(9,764,623).	(9,786,000)	(9,786,000)
JPMorgan Securities LLC, 1.65% (O), dated 11/01/2019, to be repurchased at $(12,124,330) on 11/15/2019. Collateralized by U.S. Government Obligations, 1.88% - 2.88%, due 07/31/2022 - 05/15/2049, and with a total value of $(12,153,558).	(12,116,000)	(12,116,000)

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued)

JPMorgan Securities LLC, 2.00% (O), dated 10/17/2019, to be repurchased at $(11,982,978) on 11/01/2019. Collateralized by U.S. Government Obligations, 1.88% - 2.88%, due 07/31/2022 - 05/15/2049, and with a total value of $(12,153,558).

	$ (11,973,000)	$ (11,982,977)
RBS Securities, Inc., 2.03% (O), dated 10/21/2019, to be repurchased at $(7,085,589) on 11/04/2019. Collateralized by a U.S. Government Obligation, 3.13%, due 08/15/2044, and with a value of $(7,151,851).	(7,080,000)	(7,084,392)
RBS Securities, Inc., 2.10% (O), dated 10/24/2019, to be repurchased at $(10,027,680) on 11/04/2019. Collateralized by U.S. Government Obligations, 0.63% - 0.88%, due 01/15/2026 - 01/15/2029, and with a total value of $(10,033,699).	(10,021,250)	(10,025,927)
Societe Generale SA, 1.94% (O), dated 10/22/2019, to be repurchased at $(3,994,386) on 11/05/2019. Collateralized by a U.S. Government Obligation, 2.63%, due 02/15/2029, and with a value of $(4,021,717).	(3,991,375)	(3,993,526)
Societe Generale SA, 1.98% (O), dated 10/24/2019, to be repurchased at $(6,267,790) on 11/04/2019. Collateralized by a U.S. Government Obligation, 2.63%, due 02/15/2029, and with a value of $(6,304,313).	(6,264,000)	(6,266,756)
Standard Chartered Bank, 2.06% (O), dated 10/11/2019, to be repurchased at $(17,741,752) on 11/01/2019. Collateralized by U.S. Government Obligations, 2.75% - 4.38%, due 05/15/2040 - 02/15/2048, and Cash with a total value of $(18,235,511).	(17,720,458)	(17,741,752)

Total Reverse Repurchase Agreements	$ (237,154,898)	$ (237,315,236)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

EXCHANGE-TRADED OPTIONS PURCHASED:
Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - U.S. Treasury Note Futures	USD	188.00	12/27/2019	USD	5,299,594	33	$ 284	$ 33
Call - U.S. Treasury Note Futures	USD	190.00	11/22/2019	USD	5,971,060	37	318	37
Call - U.S. Treasury Note Futures	USD	191.00	11/22/2019	USD	968,280	6	51	6
Call - U.S. Treasury Note Futures	USD	194.00	02/21/2020	USD	160,594	1	9	1
Call - U.S. Treasury Note Futures	USD	195.00	02/21/2020	USD	18,307,688	114	980	114
Call - U.S. Treasury Note Futures	USD	225.00	11/22/2019	USD	3,388,980	21	180	21
Put - 5-Year U.S. Treasury Note Futures	USD	108.00	11/22/2019	USD	31,826,400	267	2,296	267
Put - 5-Year U.S. Treasury Note Futures	USD	108.25	11/22/2019	USD	32,303,200	271	2,331	271
Put - 5-Year U.S. Treasury Note Futures	USD	108.50	11/22/2019	USD	33,137,600	278	2,391	278
Put - 5-Year U.S. Treasury Note Futures	USD	109.00	11/22/2019	USD	3,695,200	31	267	31
Put - 5-Year U.S. Treasury Note Futures	USD	109.25	11/22/2019	USD	357,600	3	26	3
Put - 5-Year U.S. Treasury Note Futures	USD	111.50	12/27/2019	USD	119,539	1	9	1
Put - 5-Year U.S. Treasury Note Futures	USD	111.75	12/27/2019	USD	5,618,336	47	404	47
Put - 10-Year U.S. Treasury Note Futures	USD	114.50	11/22/2019	USD	24,887,300	191	1,643	191
Put - 10-Year U.S. Treasury Note Futures	USD	115.00	11/22/2019	USD	31,532,600	242	2,081	242
Put - 10-Year U.S. Treasury Note Futures	USD	115.50	11/22/2019	USD	260,600	2	17	2
Put - 10-Year U.S. Treasury Note Futures	USD	116.00	11/22/2019	USD	1,433,300	11	95	11
Put - 10-Year U.S. Treasury Note Futures	USD	116.50	11/22/2019	USD	9,381,600	72	619	72
Put - 10-Year U.S. Treasury Note Futures	USD	118.50	11/22/2019	USD	130,300	1	9	1
Put - 10-Year U.S. Treasury Note Futures	USD	119.00	11/22/2019	USD	7,557,400	58	499	58
Put - U.S. Treasury Note Futures	USD	122.00	11/22/2019	USD	806,900	5	43	5
Put - U.S. Treasury Note Futures	USD	127.00	11/22/2019	USD	645,520	4	34	4

Total							$ 14,586	$ 1,696

OVER-THE-COUNTER OPTIONS PURCHASED:
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - Federal National Mortgage Association, 3.00%, TBA	JPM	USD	72.00	11/06/2019	USD	50,000,000	50,000,000	$ 1,953	$ 1

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - USD vs. JPY	BNP	USD	115.25	11/13/2019	USD	9,000,000	$ 900	$ 9

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - 30-Year	GSB	3-Month USD-LIBOR	Pay	2.94%	12/12/2019	USD	500,000	$ 24,000	$ 0(P	)

EXCHANGE-TRADED OPTIONS WRITTEN:
Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Put - 10-Year U.S. Treasury Note Futures	USD	129.75	11/22/2019	USD	7,427,100	57	$ (18,113)	$ (17,813)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

OVER-THE-COUNTER OPTIONS WRITTEN:
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - Federal National Mortgage Association, 3.00%, TBA	JPM	USD	102.13	11/06/2019	USD	355,635,000	3,500,000	$ (10,938)	$ (437)
Call - Federal National Mortgage Association, 3.00%, TBA	JPM	USD	102.19	11/06/2019	USD	355,635,000	3,500,000	(10,254)	(305)

Total								$ (21,192)	$ (742)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.75%	12/12/2019	USD	2,200,000	$(24,000)	$ 0(P)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(63,305)	$(18,555)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (Q)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2019 (R)	Notional Amount (S)		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Ford Motor Credit Co. LLC, 3.81%, 01/09/2024	5.00%	Quarterly	12/20/2023	1.56%	USD	2,400,000	$336,623	$260,204	$76,419
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	12/20/2023	0.88	USD	600,000	3,618	(24,431)	28,049
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	06/20/2024	1.04	USD	200,000	65	(549)	614
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	12/20/2024	1.17	USD	700,000	(4,932)	(9,881)	4,949
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	1.00	Quarterly	06/20/2021	0.28	USD	1,000,000	13,164	5,653	7,511
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	1.00	Quarterly	12/20/2021	0.30	USD	1,400,000	22,510	8,528	13,982
MetLife, Inc., 4.75%, 02/08/2021	1.00	Quarterly	12/20/2021	0.19	USD	1,500,000	27,426	(5,518)	32,944
Rolls-Royce Holdings PLC, 2.13%, 06/18/2021	1.00	Quarterly	12/20/2024	0.92	EUR	1,300,000	8,077	(7,213)	15,290
Tesco PLC, 6.00%, 12/14/2029	1.00	Quarterly	06/20/2022	0.44	EUR	1,200,000	22,244	(27,561)	49,805

Total							$428,795	$199,232	$229,563

Credit Default Swap Agreements on Credit Indices - Sell Protection (Q)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (S)		Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 31	1.00%	Quarterly	12/20/2023	USD	36,900,000	$(898,503)	$(572,285)	$(326,218)
North America Investment Grade Index - Series 32	1.00	Quarterly	06/20/2024	USD	10,800,000	(261,994)	(159,657)	(102,337)

Total						$(1,160,497)	$(731,942)	$(428,555)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements
Floating Rate Index	Pay/ Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Receive	2.80%	Quarterly/Semi-Annually	08/22/2023	USD	6,700,000	$332,190	$(159)	$332,349
6-Month GBP-LIBOR	Pay	0.75	Semi-Annually	03/18/2030	GBP	600,000	5,715	6,154	(439)
6-Month GBP-LIBOR	Pay	0.75	Semi-Annually	03/18/2050	GBP	1,000,000	59,729	24,228	35,501
6-Month GBP-LIBOR	Pay	1.25	Semi-Annually	12/18/2049	GBP	4,700,000	(550,229)	(97,781)	(452,448)
6-Month JPY-LIBOR	Receive	0.00	Semi-Annually	09/24/2026	JPY	252,000,000	(2,027)	348	(2,375)
6-Month JPY-LIBOR	Receive	0.06	Semi-Annually	09/18/2026	JPY	560,000,000	8,305	(246)	8,551
6-Month JPY-LIBOR	Receive	0.06	Semi-Annually	09/19/2026	JPY	207,000,000	3,065	—	3,065
6-Month JPY-LIBOR	Receive	0.06	Semi-Annually	09/19/2026	JPY	207,000,000	2,931	—	2,931
6-Month JPY-LIBOR	Receive	0.07	Semi-Annually	09/18/2026	JPY	350,000,000	3,878	—	3,878
6-Month JPY-LIBOR	Receive	0.09	Semi-Annually	09/20/2026	JPY	104,000,000	(48)	—	(48)
6-Month JPY-LIBOR	Receive	0.09	Semi-Annually	09/17/2026	JPY	340,000,000	(310)	—	(310)
6-Month JPY-LIBOR	Receive	0.09	Semi-Annually	09/13/2026	JPY	210,000,000	(715)	—	(715)
6-Month JPY-LIBOR	Receive	0.10	Semi-Annually	09/13/2026	JPY	420,000,000	(2,222)	—	(2,222)
6-Month JPY-LIBOR	Receive	0.10	Semi-Annually	08/28/2039	JPY	90,000,000	(13,502)	—	(13,502)
6-Month JPY-LIBOR	Receive	0.12	Semi-Annually	08/22/2039	JPY	650,000,000	(74,139)	51,927	(126,066)
6-Month JPY-LIBOR	Receive	0.12	Semi-Annually	08/22/2039	JPY	410,000,000	(46,385)	7,797	(54,182)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	2,620,000,000	(615,807)	(97,263)	(518,544)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	1,960,000,000	(465,448)	(91,905)	(373,543)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	09/20/2027	JPY	840,000,000	(226,083)	(26,591)	(199,492)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/20/2028	JPY	300,000,000	(82,709)	17,876	(100,585)
6-Month JPY-LIBOR	Receive	0.38	Semi-Annually	06/18/2028	JPY	740,000,000	260,532	37,416	223,116
6-Month JPY-LIBOR	Pay	0.45	Semi-Annually	03/20/2029	JPY	440,000,000	(183,408)	(28,363)	(155,045)
6-Month JPY-LIBOR	Pay	0.71	Semi-Annually	10/31/2038	JPY	260,000,000	(251,367)	15,768	(267,135)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	03/20/2038	JPY	712,000,000	(715,345)	18,357	(733,702)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	12/20/2038	JPY	767,200,000	(800,184)	39,500	(839,684)
6-Month JPY-LIBOR	Pay	0.79	Semi-Annually	11/12/2038	JPY	60,000,000	(66,636)	195	(66,831)
6-Month JPY-LIBOR	Pay	0.80	Semi-Annually	10/22/2038	JPY	90,000,000	(99,402)	11	(99,413)

Total							$(3,519,621)	$(122,731)	$(3,396,890)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (Q)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2019 (R)	Notional Amount (S)		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Brazil Government International Bond, 4.25%, 01/07/2025	HSBC	1.00%	Quarterly	03/20/2020	0.31%	USD	3,300,000	$ 10,631	$ 6,390	$ 4,241
Petrobras Global Finance BV, 8.38%, 12/10/2018	GSI	1.00	Quarterly	12/20/2019	0.21	USD	400,000	841	(1,117)	1,958
Republic of South Africa Government International Bond, 5.50%, 03/09/2020	GSI	1.00	Quarterly	06/20/2024	1.76	USD	1,900,000	(59,640)	(70,175)	10,535
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	GSI	1.00	Quarterly	12/20/2024	0.76	USD	1,500,000	18,984	9,474	9,510

Total								$ (29,184)	$ (55,428)	$ 26,244

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Credit Default Swap Agreements on Credit Indices - Sell Protection (Q)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (S)		Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA9	MLI	0.50%	Monthly	09/17/2058	USD	3,600,000	$ 42,797	$ (134,684)	$ 177,481

Value
OTC Swap Agreements, at value (Assets)	$73,253
OTC Swap Agreements, at value (Liabilities)	$(59,640)

FUTURES CONTRACTS:
Long Futures Contracts:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	790	12/31/2019	$94,660,797	$94,170,469	$—	$(490,328)
10-Year U.S. Treasury Note	17	12/19/2019	2,205,766	2,215,047	9,281	—
Euro-BTP Italy Government Bond	336	12/06/2019	51,746,982	51,818,964	71,982	—
German Euro Bund	233	12/06/2019	44,789,929	44,634,382	—	(155,547)
German Euro BUXL	18	12/06/2019	4,455,753	4,215,030	—	(240,723)
OTC Call Options Exercise Price EUR 185.50 on German Euro Bund Futures	160	11/22/2019	1,938	1,785	—	(153)
OTC Call Options Exercise Price EUR 192.00 on German Euro Bund Futures	191	11/22/2019	2,270	2,130	—	(140)
OTC Call Options Exercise Price EUR 200.00 on German Euro Bund Futures	65	11/22/2019	762	725	—	(37)
OTC Put Options Exercise Price EUR 100.00 on German Euro Bund Futures	108	11/22/2019	1,266	1,205	—	(61)
OTC Put Options Exercise Price EUR 101.00 on German Euro Bund Futures	114	11/22/2019	1,367	1,271	—	(96)
OTC Put Options Exercise Price EUR 110.00 on German Euro Bund Futures	30	11/22/2019	364	335	—	(29)

Total					$81,263	$(887,114)

Short Futures Contracts:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
3-Month EURIBOR	(163)	09/14/2020	$(45,744,920)	$(45,652,980)	$91,940	$—
3-Month EURIBOR	(115)	12/14/2020	(32,252,706)	(32,210,761)	41,945	—
10-Year Australia Treasury Bond	(63)	12/16/2019	(6,361,720)	(6,332,345)	29,375	—
30-Year U.S. Treasury Bond	(212)	12/19/2019	(33,794,620)	(34,211,500)	—	(416,880)
Euro OAT	(147)	12/06/2019	(28,219,772)	(27,605,742)	614,030	—
U.K. Gilt	(98)	12/27/2019	(16,807,116)	(16,863,283)	—	(56,167)

Total					$777,290	$(473,047)

Total Futures Contracts					$858,553	$(1,360,161)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	11/05/2019	MXN	15,325,000	USD	780,297	$15,671	$—
BCLY	11/15/2019	JPY	76,000,000	USD	707,972	—	(3,597)
BCLY	01/22/2020	USD	3,570,201	MXN	69,294,000	13,099	—
BCLY	01/28/2020	MXN	69,294,000	USD	3,567,181	—	(13,163)
BNP	11/15/2019	USD	1,667,737	GBP	1,308,000	—	(27,405)
BNP	11/15/2019	USD	1,210,240	JPY	131,400,000	—	(7,587)
BNP	11/15/2019	GBP	1,265,000	USD	1,630,026	9,388	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/03/2020	USD	6,679,190	BRL	25,600,000	$319,179	$—
BNP	04/02/2020	USD	9,056,036	BRL	37,300,000	—	(170,525)
BOA	11/04/2019	GBP	5,743,000	USD	7,085,914	354,332	—
BOA	11/05/2019	USD	2,458,407	MXN	48,193,141	—	(44,705)
BOA	11/15/2019	USD	16,793,921	GBP	13,844,000	—	(1,147,621)
BOA	03/18/2020	CNH	10,389,232	USD	1,466,225	2,314	—
CITI	11/04/2019	USD	841,275	AUD	1,254,000	—	(23,285)
CITI	11/04/2019	USD	1,002,947	EUR	905,000	—	(6,699)
CITI	11/05/2019	USD	2,603,454	MXN	51,056,859	—	(48,398)
CITI	11/05/2019	MXN	32,991,000	USD	1,674,998	38,528	—
CITI	11/15/2019	USD	5,573,832	GBP	4,507,000	—	(267,147)
CITI	11/15/2019	USD	10,607,997	JPY	1,129,900,000	147,753	(11,765)
CITI	11/15/2019	JPY	382,800,000	USD	3,615,494	—	(67,671)
CITI	11/15/2019	GBP	5,231,000	USD	6,408,934	370,335	—
CITI	01/03/2020	USD	4,006,799	BRL	16,500,000	—	(92,427)
CITI	04/02/2020	USD	4,561,889	BRL	18,800,000	—	(88,496)
DUB	03/18/2020	USD	7,917,322	CNH	57,040,343	—	(145,446)
GSB	11/04/2019	EUR	27,107,000	USD	30,044,260	197,150	—
GSB	11/05/2019	MXN	51,897,000	USD	2,675,580	19,908	—
GSB	12/03/2019	USD	30,101,808	EUR	27,107,000	—	(197,122)
GSB	01/28/2020	USD	3,440,530	MXN	69,294,000	—	(113,488)
HSBC	11/04/2019	USD	881,345	EUR	793,000	—	(3,350)
HSBC	11/04/2019	EUR	693,000	USD	770,840	2,292	—
HSBC	11/05/2019	USD	2,200,448	MXN	42,231,000	7,004	—
HSBC	11/15/2019	USD	3,697,738	JPY	389,200,000	90,599	—
HSBC	11/15/2019	JPY	3,083,300,000	USD	29,504,255	—	(927,968)
HSBC	11/15/2019	GBP	2,888,000	USD	3,629,361	113,429	—
HSBC	03/18/2020	CNH	11,822,645	USD	1,667,016	4,139	—
HSBC	04/22/2020	MXN	42,231,000	USD	2,145,884	—	(6,115)
JPM	11/04/2019	USD	207,410	AUD	307,000	—	(4,249)
JPM	11/04/2019	USD	53,527	CAD	71,000	—	(380)
JPM	11/04/2019	USD	29,615,583	EUR	27,007,000	—	(514,264)
JPM	11/05/2019	MXN	41,268,000	USD	2,094,501	48,926	—
JPM	11/15/2019	USD	8,688,325	GBP	7,088,000	—	(497,579)
JPM	11/15/2019	JPY	534,200,000	USD	5,077,277	—	(126,266)
JPM	11/15/2019	GBP	5,346,000	USD	6,732,006	196,301	—
JPM	01/03/2020	BRL	25,600,000	USD	6,735,880	—	(375,869)
JPM	01/22/2020	MXN	97,534,000	USD	4,853,283	153,476	—
RBS	03/18/2020	USD	10,646,093	CNH	76,782,818	—	(207,314)
SCB	11/04/2019	USD	7,384,637	GBP	5,743,000	—	(55,610)
SCB	12/03/2019	GBP	5,743,000	USD	7,391,620	55,495	—

Total						$2,159,318	$(5,195,511)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (U)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$84,181,526	$—	$84,181,526
Certificates of Deposit	—	5,700,000	—	5,700,000
Corporate Debt Securities	—	369,806,086	—	369,806,086
Foreign Government Obligations	—	46,495,649	—	46,495,649
Mortgage-Backed Securities	—	54,321,069	—	54,321,069
Municipal Government Obligations	—	4,152,227	—	4,152,227
U.S. Government Agency Obligations	—	320,784,717	—	320,784,717
U.S. Government Obligations	—	229,883,034	—	229,883,034
Common Stock	405	—	—	405
Other Investment Company	12,348,925	—	—	12,348,925
Repurchase Agreement	—	2,614,927	—	2,614,927
Exchange-Traded Options Purchased	1,696	—	—	1,696
Over-the-Counter Options Purchased	—	1	—	1
Over-the-Counter Foreign Exchange Options Purchased	—	9	—	9
Over-the-Counter Interest Rate Swaptions Purchased	—	0	—	0

Total Investments	$12,351,026	$1,117,939,245	$—	$1,130,290,271

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$433,727	$—	$433,727
Centrally Cleared Interest Rate Swap Agreements	—	676,345	—	676,345
Over-the-Counter Credit Default Swap Agreements	—	73,253	—	73,253
Futures Contracts (V)	858,553	—	—	858,553
Forward Foreign Currency Contracts (V)	—	2,159,318	—	2,159,318

Total Other Financial Instruments	$858,553	$3,342,643	$—	$4,201,196

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(237,315,236)	$—	$(237,315,236)
Exchange-Traded Options Written	(17,813)	—	—	(17,813)
Over-the-Counter Options Written	—	(742)	—	(742)
Over-the-Counter Interest Rate Swaptions Written	—	0	—	0
Centrally Cleared Credit Default Swap Agreements	—	(1,165,429)	—	(1,165,429)
Centrally Cleared Interest Rate Swap Agreements	—	(4,195,966)	—	(4,195,966)
Over-the-Counter Credit Default Swap Agreements	—	(59,640)	—	(59,640)
Futures Contracts (V)	(1,360,161)	—	—	(1,360,161)
Forward Foreign Currency Contracts (V)	—	(5,195,511)	—	(5,195,511)

Total Other Financial Instruments	$(1,377,974)	$(247,932,524)	$—	$(249,310,498)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Asset-Backed Securities (C)	$—	$—	$—	$4,237,579

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the total value of 144A securities is $210,352,472, representing 33.4% of the Fund’s net assets.
(C)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period the security utilized significant unobservable inputs.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the total value of Regulation S securities is $33,929,762, representing 5.4% of the Fund’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,094,725. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(H)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2019. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(I)	Securities are subject to sale-buyback transactions.
(J)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options and/or swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $2,988,788.
(K)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $2,466,992.
(L)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $3,771,305.
(M)	Percentage rounds to less than 0.1% or (0.1)%.
(N)	Non-income producing security.
(O)	Rates disclosed reflect the yields at October 31, 2019.
(P)	Rounds to less than $1 or $(1).
(Q)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(R)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(S)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(T)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(U)	The Fund recognizes transfers in and out of Level 3 as of October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(V)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Yuan Renminbi (offshore)
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Sol
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MLI	Merrill Lynch International
RBS	Royal Bank of Scotland PLC
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
BUXL	Bundesanleihen (German Long-Term Debt)
CMBS	Commercial Mortgage-Backed Securities
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
OTC	Over-the-Counter
SONIA	Sterling Overnight Interbank Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2019

	Transamerica Core Bond	Transamerica Global Real Estate Securities	Transamerica International Value	Transamerica Long/Short Strategy	Transamerica Mid Cap Value
Assets:
Investments, at value (A) (B)	$1,097,991,469	$22,057,942	$10,019,153	$10,187,183	$138,087,097
Repurchase agreements, at value (C)	22,935,440	358,260	—	—	4,010,084
Cash	1,753,435	—	105,162	—	—
Cash collateral pledged at broker for:
Securities sold short	—	—	—	6,634,876	—
Foreign currency, at value (D)	—	40,898	—	—	—
Receivables and other assets:
Investments sold	2,999,522	155,557	—	160,359	7,597
Net income from securities lending	1,096	49	83	—	469
Dividends and/or distributions	—	39,070	27,525	7,358	51,636
Interest	5,156,171	9	—	—	95
Tax reclaims	4,739	6,469	9,496	—	—
Due from investment manager	—	—	2,677	—	—
Unrealized appreciation on OTC swap agreements - CFD	—	1,530	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	10,550	—	—	—
Other assets	—	—	—	7,111	—
Total assets	1,130,841,872	22,670,334	10,164,096	16,996,887	142,156,978

Liabilities:
Securities sold short, at value (E)	—	—	—	7,178,137	—
Cash collateral received upon return of:
Securities on loan	13,578,873	342,244	340,311	—	2,674,110
Payables and other liabilities:
Investments purchased	1,067,022	405,269	—	229,203	35,609
Shares of beneficial interest redeemed	329,741	9,888	—	—	84,542
Dividends, interest and fees for borrowings from securities sold short	—	—	—	7,912	—
Due to custodian	—	—	—	32,511	—
Investment management fees	407,634	14,218	—	6,069	101,552
Transfer agent fees	7,134	139	60	60	879
Trustees, CCO and deferred compensation fees	3,251	75	19	66	470
Audit and tax fees	41,212	18,180	20,248	16,838	16,649
Custody fees	54,071	35,538	6,728	8,062	3,747
Legal fees	8,986	171	72	85	1,131
Printing and shareholder reports fees	1,054	319	27,003	305	394
Registration fees	1,194	2,575	1,930	214	326
Other accrued expenses	12,145	1,835	87	1,730	2,976
Unrealized depreciation on forward foreign currency contracts	—	10,312	—	—	—
Total liabilities	15,512,317	840,763	396,458	7,481,192	2,922,385
Net assets	$1,115,329,555	$21,829,571	$9,767,638	$9,515,695	$139,234,593

Net assets consist of:
Paid-in capital	$1,067,573,492	$17,678,854	$10,031,586	$7,072,639	$68,734,508
Total distributable earnings (accumulated losses)	47,756,063	4,150,717	(263,948)	2,443,056	70,500,085
Net assets	$1,115,329,555	$21,829,571	$9,767,638	$9,515,695	$139,234,593
Shares outstanding (unlimited shares, no par value)	108,679,012	1,423,966	1,003,727	1,504,119	10,681,396
Net asset value and offering price per share	$10.26	$15.33	$9.73	$6.33	$13.04

(A) Investments, at cost	$1,046,807,767	$18,880,510	$10,268,447	$8,607,015	$78,901,848
(B) Securities on loan, at value	$13,305,590	$325,007	$323,986	$—	$2,613,675
(C) Repurchase agreements, at cost	$22,935,440	$358,260	$—	$—	$4,010,084
(D) Foreign currency, at cost	$—	$40,882	$—	$—	$—
(E) Proceeds received from securities sold short	$—	$—	$—	$7,261,794	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

Transamerica Total Return
Assets:
Investments, at value (A) (B)	$1,127,675,344
Repurchase agreements, at value (C)	2,614,927
Cash collateral pledged at broker for:
Reverse repurchase agreements	903,000
Centrally cleared swap agreements	1,371,000
OTC swap agreements, at value	73,253
Foreign currency, at value (D)	2,564,654
Receivables and other assets:
Investments sold	42,440,395
When-issued, delayed-delivery, forward and TBA commitments sold	304,184,946
Net income from securities lending	5,388
Interest	5,251,372
Tax reclaims	5,706
Variation margin receivable on centrally cleared swap agreements	1,683,359
Variation margin receivable on futures contracts	938,894
Unrealized appreciation on forward foreign currency contracts	2,159,318
Total assets	1,491,871,556

Liabilities:
Cash collateral received upon return of:
Securities on loan	12,348,925
Cash collateral at broker for:
TBA commitments	685,000
OTC derivatives (G)	330,000
Written options and swaptions, at value (E)	18,555
Reverse repurchase agreements, at value (F)	237,315,236
OTC swap agreements, at value	59,640
Payables and other liabilities:
Investments purchased	4,219,020
When-issued, delayed-delivery, forward and TBA commitments purchased	596,993,850
Sale-buyback financing transactions	3,272,411
Shares of beneficial interest redeemed	456,515
Due to custodian	1,890
Investment management fees	388,002
Transfer agent fees	4,075
Trustees, CCO and deferred compensation fees	1,989
Audit and tax fees	37,812
Custody fees	58,345
Legal fees	5,526
Printing and shareholder reports fees	777
Registration fees	785
Other accrued expenses	8,089
Unrealized depreciation on forward foreign currency contracts	5,195,511
Total liabilities	861,401,953
Net assets	$630,469,603

Net assets consist of:
Paid-in capital	$604,004,628
Total distributable earnings (accumulated losses)	26,464,975
Net assets	$630,469,603
Shares outstanding (unlimited shares, no par value)	59,454,331
Net asset value and offering price per share	$10.60

(A) Investments, at cost	$1,097,668,995
(B) Securities on loan, at value	$12,094,725
(C) Repurchase agreements, at cost	$2,614,927
(D) Foreign currency, at cost	$2,555,489
(E) Premium received on written options and swaptions	$(63,305)
(F) Reverse repurchase agreements, at face value	$237,154,898

(G)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS

For the year ended October 31, 2019

	Transamerica Core Bond	Transamerica Global Real Estate Securities	Transamerica International Value	Transamerica Long/Short Strategy	Transamerica Mid Cap Value
Investment Income:
Dividend income	$—	$656,854	$313,297	$171,314	$2,847,135
Interest income	38,049,066	5,923	—	157,758	27,542
Non-cash dividend income	—	—	26,808	—	—
Net income from securities lending	18,182	2,053	2,147	—	3,453
Withholding taxes on foreign income	(629)	(30,005)	(30,134)	(1,035)	—
Total investment income	38,066,619	634,825	312,118	328,037	2,878,130

Expenses:
Investment management fees	4,915,180	168,680	65,968	130,953	1,236,012
Transfer agent fees	86,304	1,643	697	798	10,717
Trustees, CCO and deferred compensation fees	28,425	536	228	261	3,548
Audit and tax fees	58,930	27,016	35,240	20,492	21,495
Custody fees	242,682	109,819	35,059	27,453	11,069
Legal fees	54,933	1,037	5,742	494	6,705
Printing and shareholder reports fees	13,128	4,033	33,602	1,098	1,963
Registration fees	14,661	35,385	43,811	1,754	3,233
Dividends, interest and fees for borrowings from securities sold short	—	—	—	231,235	—
Other	51,286	6,759	1,442	5,599	11,360
Total expenses before waiver and/or reimbursement and recapture	5,465,529	354,908	221,789	420,137	1,306,102
Expense waived and/or reimbursed	—	—	(163,666)	(23,344)	—
Recapture of previously waived and/or reimbursed fees	—	—	34,790	3,722	—
Net expenses	5,465,529	354,908	92,913	400,515	1,306,102

Net investment income (loss)	32,601,090	279,917	219,205	(72,478)	1,572,028

Net realized gain (loss) on:
Investments	4,845,574	1,280,653	(214,336)	1,211,155	11,306,161
Securities sold short	—	—	—	(126,329)	—
Swap agreements	—	38,675	—	—	—
Forward foreign currency contracts	—	1,343	(304)	—	—
Foreign currency transactions	—	(1,887)	(346)	14	—
Net realized gain (loss)	4,845,574	1,318,784	(214,986)	1,084,840	11,306,161

Net change in unrealized appreciation (depreciation) on:
Investments	87,934,165	2,568,001	616,930	212,097	1,489,868
Securities sold short	—	—	—	(499,273)	—
Swap agreements	—	1,530	—	—	—
Forward foreign currency contracts	—	238	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	355	736	—	—
Net change in unrealized appreciation (depreciation)	87,934,165	2,570,124	617,666	(287,176)	1,489,868
Net realized and change in unrealized gain (loss)	92,779,739	3,888,908	402,680	797,664	12,796,029
Net increase (decrease) in net assets resulting from operations	$125,380,829	$4,168,825	$621,885	$725,186	$14,368,057

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2019

Transamerica Total Return
Investment Income:
Interest income	$25,016,975
Net income from securities lending	43,905
Withholding taxes on foreign income	3,453
Total investment income	25,064,333

Expenses:
Investment management fees	4,696,539
Transfer agent fees	52,518
Trustees, CCO and deferred compensation fees	17,408
Audit and tax fees	52,864
Custody fees	202,129
Legal fees	34,693
Printing and shareholder reports fees	10,729
Registration fees	9,657
Interest	114,567
Other	38,614
Total expenses before waiver and/or reimbursement and recapture	5,229,718
Expense waived and/or reimbursed	(374,151)
Recapture of previously waived and/or reimbursed fees	133,557
Net expenses	4,989,124

Net investment income (loss)	20,075,209

Net realized gain (loss) on:
Investments	18,614,521
Written options and swaptions	1,078,046
Swap agreements	2,871,754
Futures contracts	(6,319,884)
Forward foreign currency contracts	4,665,068
Foreign currency transactions	(1,006,079)
Net realized gain (loss)	19,903,426

Net change in unrealized appreciation (depreciation) on:
Investments	41,680,711
Written options and swaptions	154,347
Swap agreements	(5,023,664)
Futures contracts	(702,204)
Forward foreign currency contracts	(5,630,301)
Translation of assets and liabilities denominated in foreign currencies	(155,489)
Net change in unrealized appreciation (depreciation)	30,323,400
Net realized and change in unrealized gain (loss)	50,226,826
Net increase (decrease) in net assets resulting from operations	$70,302,035

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Core Bond		Transamerica Global Real Estate Securities		Transamerica International Value
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018 (A)
From operations:
Net investment income (loss)	$32,601,090	$35,613,759	$279,917	$359,890	$219,205	$32,633
Net realized gain (loss)	4,845,574	(1,412,140)	1,318,784	1,889,142	(214,986)	(20,283)
Net change in unrealized appreciation (depreciation)	87,934,165	(57,816,404)	2,570,124	(3,025,818)	617,666	(866,597)
Net increase (decrease) in net assets resulting from operations	125,380,829	(23,614,785)	4,168,825	(776,786)	621,885	(854,247)

Distributions to shareholders:
Dividends and/or distributions to shareholders	(34,419,718)	(38,247,090)	(623,318)	(959,199)	(31,900)	—
Net increase (decrease) in net assets resulting from distributions to shareholders	(34,419,718)	(38,247,090)	(623,318)	(959,199)	(31,900)	—

Capital share transactions:
Proceeds from shares sold	13,919,165	159,140,915	102,677	3,385,856	—	10,000,000
Dividends and/or distributions reinvested	34,419,718	38,247,090	623,318	959,199	31,900	—
Cost of shares redeemed	(196,251,611)	(273,074,148)	(4,656,328)	(7,727,398)	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(147,912,728)	(75,686,143)	(3,930,333)	(3,382,343)	31,900	10,000,000
Net increase (decrease) in net assets	(56,951,617)	(137,548,018)	(384,826)	(5,118,328)	621,885	9,145,753

Net assets:
Beginning of year	1,172,281,172	1,309,829,190	22,214,397	27,332,725	9,145,753	—
End of year	$1,115,329,555	$1,172,281,172	$21,829,571	$22,214,397	$9,767,638	$9,145,753

Capital share transactions - shares:
Shares issued	1,416,459	16,295,909	7,158	243,853	—	1,000,000
Shares reinvested	3,471,146	3,944,060	47,086	68,440	3,727	—
Shares redeemed	(19,788,527)	(28,100,628)	(333,265)	(552,529)	—	—
Net increase (decrease) in shares outstanding	(14,900,922)	(7,860,659)	(279,021)	(240,236)	3,727	1,000,000

(A)	Commenced operations on August 31, 2018.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Long/Short Strategy		Transamerica Mid Cap Value		Transamerica Total Return
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$(72,478)	$(228,966)	$1,572,028	$2,278,074	$20,075,209	$15,461,595
Net realized gain (loss)	1,084,840	779,485	11,306,161	30,642,675	19,903,426	(12,249,369)
Net change in unrealized appreciation (depreciation)	(287,176)	(373,726)	1,489,868	(30,577,242)	30,323,400	(17,307,291)
Net increase (decrease) in net assets resulting from operations	725,186	176,793	14,368,057	2,343,507	70,302,035	(14,095,065)

Distributions to shareholders:
Dividends and/or distributions to shareholders	(439,052)	(1,591,832)	(32,341,429)	(19,237,424)	(17,911,910)	(13,383,223)
Net increase (decrease) in net assets resulting from distributions to shareholders	(439,052)	(1,591,832)	(32,341,429)	(19,237,424)	(17,911,910)	(13,383,223)

Capital share transactions:
Proceeds from shares sold	107,000	187,000	2,824,740	19,479,665	2,689,511	264,505,402
Dividends and/or distributions reinvested	439,052	1,591,832	32,341,429	19,237,424	17,911,910	13,383,223
Cost of shares redeemed	(3,325,000)	(6,086,000)	(30,074,176)	(85,621,867)	(188,564,211)	(129,434,746)
Net increase (decrease) in net assets resulting from capital share transactions	(2,778,948)	(4,307,168)	5,091,993	(46,904,778)	(167,962,790)	148,453,879
Net increase (decrease) in net assets	(2,492,814)	(5,722,207)	(12,881,379)	(63,798,695)	(115,572,665)	120,975,591

Net assets:
Beginning of year	12,008,509	17,730,716	152,115,972	215,914,667	746,042,268	625,066,677
End of year	$9,515,695	$12,008,509	$139,234,593	$152,115,972	$630,469,603	$746,042,268

Capital share transactions - shares:
Shares issued	17,061	29,772	229,266	1,182,250	263,661	26,593,339
Shares reinvested	74,924	258,414	2,978,032	1,202,339	1,767,006	1,339,269
Shares redeemed	(535,892)	(957,195)	(2,389,577)	(5,204,386)	(18,378,709)	(12,951,568)
Net increase (decrease) in shares outstanding	(443,907)	(669,009)	817,721	(2,819,797)	(16,348,042)	14,981,040

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENT OF CASH FLOWS

For the year ended October 31, 2019

Transamerica Long/Short Strategy
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$725,186

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(11,680,112)
Proceeds from long-term investments	15,527,342
Purchases to cover securities sold short	(11,548,058)
Proceeds from securities sold short	9,255,654
Net purchases/proceeds of short-term investments	663,221
Net change in unrealized (appreciation) depreciation	287,176
Net realized (gain) loss	(1,084,840)
(Increase) decrease in receivables for investments sold	841,870
(Increase) decrease in receivables for interest	23
(Increase) decrease in receivables for dividends	(1,061)
(Increase) decrease in other assets	4,501
Increase (decrease) in payables for investments purchased	(1,580,911)
Increase (decrease) in dividends, interest and fees for borrowings from securities sold short	(30,067)
Increase (decrease) in accrued liabilities	(7,725)
Net cash provided by (used for) foreign currency transactions	14
Net cash provided by (used for) operating activities	1,372,213

Cash flows from financing activities:
Increase (decrease) in payable to custodian for cash overdraft	(153,608)
Proceeds from shares sold, net of receivable for shares sold	107,000
Payment of shares redeemed, net of payable for shares redeemed	(3,325,000)
Net cash provided by (used for) financing activities	(3,371,608)
Net increase (decrease) in cash and foreign currencies	(1,999,395)
Cash and foreign currencies, at beginning of year (A)	$8,634,271
Cash and foreign currencies, at end of year (A)	$6,634,876

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$261,302
Non-cash financing activities included herein consist of reinvestment of distributions	$439,052

(A)	For the year ended October 31, 2019, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash collateral pledged at broker:
Securities sold short	$8,634,271	$6,634,876
Total assets	8,634,271	6,634,876
Net cash per statement of assets and liabilities	$8,634,271	$6,634,876
Total cash and foreign currencies per statement of cash flows	$8,634,271	$6,634,876

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Core Bond
	October 31, 2019	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.49	$9.97		$10.15		$10.02		$10.16

Investment operations:
Net investment income (loss) (A)	0.28	0.28		0.26		0.24	(B)	0.27
Net realized and unrealized gain (loss)	0.79	(0.46)		(0.15)		0.16		(0.03)
Total investment operations	1.07	(0.18)		0.11		0.40		0.24

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.30)		(0.29)		(0.27)		(0.30)
Net realized gains	—	—		—		—		(0.08)
Total dividends and/or distributions to shareholders	(0.30)	(0.30)		(0.29)		(0.27)		(0.38)

Net asset value, end of year	$10.26	$9.49		$9.97		$10.15		$10.02
Total return	11.40%	(1.84)%		1.11%		4.03%		2.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,115,330	$1,172,281		$1,309,829		$1,267,278		$930,168
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.47%	0.46%		0.49%		0.49%		0.52%
Including waiver and/or reimbursement and recapture	0.47%	0.46	%(C)	0.49	%(C)	0.48	%(B)	0.52%
Net investment income (loss) to average net assets	2.83%	2.85%		2.60%		2.40	%(B)	2.65%
Portfolio turnover rate	13%	28%		29%		22%		17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Global Real Estate Securities
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$13.04	$14.07	$13.84	$14.26		$14.42

Investment operations:
Net investment income (loss) (A)	0.18	0.20	0.19	0.30	(B)	0.22
Net realized and unrealized gain (loss)	2.50	(0.70)	0.51	(0.39)		(0.06)
Total investment operations	2.68	(0.50)	0.70	(0.09)		0.16

Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.53)	(0.47)	(0.33)		(0.32)

Net asset value, end of year	$15.33	$13.04	$14.07	$13.84		$14.26
Total return	21.12%	(3.76)%	5.26%	(0.65)%		1.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$21,830	$22,214	$27,333	$38,432		$51,635
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.62%	1.64%	1.44%	1.22%		1.15%
Including waiver and/or reimbursement and recapture	1.62%	1.64%	1.44%	1.16	%(B)	1.15%
Net investment income (loss) to average net assets	1.28%	1.46%	1.39%	2.12	%(B)	1.52%
Portfolio turnover rate	149%	150%	109%	52%		49%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.06% higher and 0.06% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica International Value
	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$9.15	$10.00

Investment operations:
Net investment income (loss) (B)	0.22	0.03
Net realized and unrealized gain (loss)	0.39	(0.88)
Total investment operations	0.61	(0.85)

Dividends and/or distributions to shareholders:
Net investment income	(0.03)	—

Net asset value, end of period/year	$9.73	$9.15
Total return	6.74%	(8.50	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$9,768	$9,146
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.39%	2.59	%(D)
Including waiver and/or reimbursement and recapture	1.00%	1.00	%(D)
Net investment income (loss) to average net assets	2.36%	2.01	%(D)
Portfolio turnover rate	30%	3	%(C)

(A)	Commenced operations on August 31, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Long/Short Strategy
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$6.16	$6.78	$6.02	$9.18		$9.56

Investment operations:
Net investment income (loss) (A)	(0.04)	(0.10)	(0.12)	(0.15	)(B)	(0.14	)(C)
Net realized and unrealized gain (loss)	0.45	0.11	0.92	0.09	(D)	(0.12	)(C)
Total investment operations	0.41	0.01	0.80	(0.06)		(0.26)

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	(0.08)		—
Net realized gains	(0.24)	(0.63)	(0.04)	(3.02)		(0.12)
Total dividends and/or distributions to shareholders	(0.24)	(0.63)	(0.04)	(3.10)		(0.12)

Net asset value, end of year	$6.33	$6.16	$6.78	$6.02		$9.18
Total return	6.71%	0.20%	13.32%	(0.73)%		(2.81)%

Ratio and supplemental data:
Net assets end of year (000’s)	$9,516	$12,009	$17,731	$14,328		$35,474
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	3.95%	4.12%	4.03%	3.67%		3.42	%(C)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	3.76%	4.06%	3.89%	3.55	%(B)	3.42	%(C)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short	1.59%	1.59%	1.59%	1.49	%(B)	1.42%
Net investment income (loss) to average net assets	(0.68)%	(1.50)%	(1.82)%	(2.24	)%(B)	(1.50	)%(C)
Portfolio turnover rate	694%	728%	915%	955%		1,158%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was $0.01. The Expenses to average net assets including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short ratio, Expenses to average net assets including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short ratio and Net investment income (loss) to average net assets ratio would have been 0.10% higher, 0.10% higher and 0.10% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Reclassified fees for borrowings from securities sold short from net realized gain (loss) to expenses. Please reference the Reclassification section of the Notes to Financial Statements for additional information.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value
	October 31, 2019	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$15.42	$17.02		$15.60	$15.95		$17.77

Investment operations:
Net investment income (loss) (A)	0.14	0.20		0.14	0.13	(B)	0.17
Net realized and unrealized gain (loss)	0.85	(0.17	)(C)	2.44	0.64		0.57
Total investment operations	0.99	0.03		2.58	0.77		0.74

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.16)		(0.15)	(0.13)		(0.17)
Net realized gains	(3.14)	(1.47)		(1.01)	(0.99)		(2.39)
Total dividends and/or distributions to shareholders	(3.37)	(1.63)		(1.16)	(1.12)		(2.56)

Net asset value, end of year	$13.04	$15.42		$17.02	$15.60		$15.95
Total return	10.78%	(0.17)%		17.08%	5.24%		3.96%

Ratio and supplemental data:
Net assets end of year (000’s)	$139,235	$152,116		$215,915	$260,300		$271,303
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%	0.91%		0.89%	0.89%		0.88%
Including waiver and/or reimbursement and recapture	0.91%	0.91%		0.89%	0.88	%(B)	0.88%
Net investment income (loss) to average net assets	1.10%	1.25%		0.84%	0.84	%(B)	1.02%
Portfolio turnover rate	9%	19%		11%	23%		14%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica Total Return
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$9.84		$10.28	$10.43	$10.46		$10.65

Investment operations:
Net investment income (loss) (A)	0.29		0.23	0.22	0.24	(B)	0.19
Net realized and unrealized gain (loss)	0.73		(0.47)	0.06	0.23		(0.02)
Total investment operations	1.02		(0.24)	0.28	0.47		0.17

Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.20)	(0.16)	(0.31)		(0.18)
Net realized gains	—		—	(0.27)	(0.19)		(0.18)
Total dividends and/or distributions to shareholders	(0.26)		(0.20)	(0.43)	(0.50)		(0.36)

Net asset value, end of year	$10.60		$9.84	$10.28	$10.43		$10.46
Total return	10.50%		(2.34)%	2.87%	4.70%		1.62%

Ratio and supplemental data:
Net assets end of year (000’s)	$630,470		$746,042	$625,067	$556,626		$608,634
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%		0.78%	0.76%	0.78%		0.79%
Including waiver and/or reimbursement and recapture	0.71	%(D)	0.75%	0.76%	0.76	%(B)	0.79%
Net investment income (loss) to average net assets	2.87%		2.31%	2.13%	2.35	%(B)	1.78%
Portfolio turnover rate (C)	32%		38%	84%	31%		62%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Excludes sale-buyback transactions.
(D)	Includes extraordinary expenses outside the operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2019, and held for the entire six-month period until October 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)
Transamerica Global Multifactor Macro	$1,000.00	$988.20	$7.57	$1,017.60	$7.68	1.51%
Transamerica Managed Futures Strategy	1,000.00	982.40	7.35	1,017.80	7.48	1.47

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying investments in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2019

Transamerica Global Multifactor Macro

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2019 was characterized by increased concerns around slowing global growth and uncertainty around global trade. Central Bank monetary policy and uncertainty around Brexit also served as key drivers of asset price moves over the period. Equities sold off meaningfully and fixed income rallied in December of 2018 as Congress was unable to pass a spending bill, leading to a government shutdown.

The Federal Reserve (“Fed”) was more hawkish than expected and concerns the Fed could be making a policy mistake weighed on markets. With the new year came a shift in markets and the Fed. Equity markets saw a sharp reversal in January, rallying on more dovish than expected signaling from developed market central banks. The Fed began shifting towards a less aggressive direction during the first quarter, downgrading its projection for rate hikes in 2019 from two to none and announcing it would end its balance sheet run off in the third quarter of 2019. This would be the beginning of an extended dovish shift from the Fed that would lead to cutting the range for its key policy rate three times over the remainder of the reporting period.

With growth weakening in Europe, the European Central Bank would also shift in a more dovish direction, ultimately cutting its key policy rate further into negative territory and restarting the asset purchase program that it had only just ended in December of 2018. After several months of seemingly positive progress in trade negotiations between the U.S. and China, President Trump surprised markets in May by announcing an increase in tariffs on Chinese goods and threatening additional tariffs. Equities would recover from the May turmoil, but trade uncertainty would continue as a theme over most of the period. U.K. political and Brexit developments were a driver of U.K. and European assets. Markets ended the period on a relatively upbeat tone, with U.S. equities hitting new all-time highs. Despite continued concerns around slower global growth, equity markets were aided in October by better than expected earnings reports and the announcement of a high level trade agreement between the U.S. and China.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Global Multifactor Macro (Class I2) returned -2.33%. By comparison, its benchmark, the ICE BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index, returned 2.68%.

STRATEGY REVIEW

The Fund utilizes a long-term market-neutral strategy that trades predominately on macroeconomic news and trends, using a systematic, bottom-up approach that integrates both quantitative and discretionary trading signals. While the Fund is long-term market neutral, it can take directional views over the short term and gains exposure to global equity, fixed income, currency, and commodity markets through the use of derivatives including futures, currency forwards, and swaps.

Positioning based on macroeconomic momentum signals and price momentum performed well over the period, but was offset by positioning driven by value and carry. Equity strategies performed well, with a long Australian equities position positively contributing over the period. Australian equities outperformed on a weaker Australian dollar, which aided export prospects, a more dovish than expected Reserve Bank of Australia and the surprise victory by incumbent, Scott Morrison. Commodity strategies also added to returns, with a long natural gas position in November of 2018 performing well. Natural gas rallied meaningfully in November on larger than expected draws in inventory and forecasts for colder than expected weather.

Fixed income strategies were the largest detractors over the period, with a long Norwegian 2-year interest rate swap position and a U.S. 2-year vs. 10-year flattener position performing poorly. Norwegian interest rate swaps underperformed, weighed down by a more hawkish than expected central bank, which hiked its key policy rate three times in 2019. The U.S. yield curve flattener position detracted in November and December of 2018 and the first quarter of 2019, as concerns around a potential policy mistake by the Fed led to a sharp drop in shorter dated yields, as future Fed rate hikes were priced out. Currency strategies also detracted, with long New Zealand dollar positions in the second and third quarters of 2019 leading to losses. The New Zealand dollar underperformed, weighed down by lower than expected inflation data and a more dovish than expected Reserve Bank of New Zealand, which moved to cut its key policy rate by 75 basis points over the period.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Jordan Brooks

Michael Katz

David Kupersmith

John M. Liew

Co-Portfolio Managers

AQR Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	90.3%
Net Other Assets (Liabilities) ^	9.7
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2019

Transamerica Global Multifactor Macro

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception	Inception Date
Class I2 (NAV)	(2.33)%	0.70%	03/03/2015
ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index (A)	2.68%	1.35%

(A) The ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Consolidated Financial Highlights.

Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2019

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 90.3%
Money Market Funds - 90.3%
UBS Select Treasury Preferred Fund, 1.75% (A)	31,238,565	$ 31,238,565
BlackRock Liquidity Funds T-Fund, 1.70% (A)	6,134,063	6,134,063
Dreyfus Treasury Obligations Cash Management Fund, 1.66% (A)	25,346,220	25,346,220

Total Short-Term Investment Companies (Cost $62,718,848)		62,718,848

Total Investments (Cost $62,718,848)		62,718,848
Net Other Assets (Liabilities) - 9.7%		6,713,129

Net Assets - 100.0%		$ 69,431,977

CENTRALLY CLEARED SWAP AGREEMENTS:

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month AUD-BBR-BBSW	Receive	0.50%	Quarterly	03/10/2022	AUD	24,600,000	$(99,428)	$(47,200)	$(52,228)
3-Month AUD-BBR-BBSW	Receive	1.00	Quarterly	12/09/2021	AUD	60,100,000	146,272	91,648	54,624
3-Month AUD-BBR-BBSW	Receive	1.00	Quarterly	03/10/2022	AUD	9,100,000	25,216	18,136	7,080
3-Month CAD-CDOR	Pay	1.75	Semi-Annually/ Quarterly	03/16/2022	CAD	13,000,000	2,534	(6,922)	9,456
3-Month CAD-CDOR	Receive	2.00	Semi-Annually/ Quarterly	03/18/2030	CAD	2,400,000	25,381	54,089	(28,708)
3-Month CAD-CDOR	Pay	2.25	Semi-Annually/ Quarterly	12/16/2021	CAD	3,900,000	(26,666)	(20,131)	(6,535)
3-Month CAD-CDOR	Pay	2.50	Semi-Annually/ Quarterly	12/17/2029	CAD	1,100,000	(50,675)	(35,975)	(14,700)
3-Month NZD-BKBM	Pay	1.00	Semi-Annually/ Quarterly	03/16/2022	NZD	17,400,000	4,746	(10,316)	15,062
3-Month NZD-BKBM	Pay	1.50	Semi-Annually/ Quarterly	12/15/2021	NZD	11,700,000	(70,814)	(30,058)	(40,756)
3-Month NZD-BKBM	Receive	1.50	Semi-Annually/ Quarterly	03/13/2030	NZD	1,600,000	4,797	13,947	(9,150)
3-Month SEK-STIBOR-SIDE	Pay	0.00	Annually/Quarterly	12/15/2021	SEK	243,000,000	71,918	5,710	66,208
3-Month SEK-STIBOR-SIDE	Pay	0.00	Annually/Quarterly	03/16/2022	SEK	867,000,000	260,709	(320,669)	581,378
3-Month SEK-STIBOR-SIDE	Receive	0.00	Annually/Quarterly	03/20/2030	SEK	157,100,000	(764,015)	(417,232)	(346,783)
3-Month SEK-STIBOR-SIDE	Pay	0.50	Annually/Quarterly	12/19/2029	SEK	3,000,000	(1,675)	(4,090)	2,415
3-Month SEK-STIBOR-SIDE	Pay	0.50	Annually/Quarterly	03/20/2030	SEK	1,000,000	(347)	(2,068)	1,721
3-Month USD-LIBOR	Receive	1.75	Semi-Annually/ Quarterly	03/18/2022	USD	68,800,000	394,045	356,826	37,219
3-Month USD-LIBOR	Pay	2.00	Semi-Annually/ Quarterly	03/18/2030	USD	9,300,000	(346,075)	(304,988)	(41,087)
3-Month USD-LIBOR	Receive	2.50	Semi-Annually/ Quarterly	12/20/2021	USD	50,200,000	968,030	685,273	282,757
3-Month USD-LIBOR	Pay	2.75	Semi-Annually/ Quarterly	12/18/2029	USD	7,500,000	(804,587)	(487,240)	(317,347)
6-Month AUD-BBR-BBSW	Pay	1.00	Semi-Annually	03/07/2030	AUD	6,700,000	143,299	77,209	66,090
6-Month AUD-BBR-BBSW	Pay	1.50	Semi-Annually	12/13/2029	AUD	3,900,000	(50,127)	12,446	(62,573)
6-Month AUD-BBR-BBSW	Pay	2.00	Semi-Annually	12/13/2029	AUD	4,900,000	(224,870)	(61,237)	(163,633)
6-Month CHF-LIBOR	Pay	1.00	Annually/Semi- Annually	12/15/2021	CHF	4,800,000	31,939	17,539	14,400
6-Month CHF-LIBOR	Receive	1.00	Annually/Semi- Annually	03/16/2022	CHF	5,900,000	(42,086)	(23,482)	(18,604)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued)
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month CHF-LIBOR	Pay	1.00%	Annually/ Semi-Annually	03/20/2030	CHF	1,600,000	$52,056	$28,692	$23,364
6-Month EUR-EURIBOR	Pay	0.00	Annually/ Semi-Annually	03/18/2022	EUR	48,100,000	(118,496)	(145,868)	27,372
6-Month EUR-EURIBOR	Receive	0.50	Annually/ Semi-Annually	03/18/2030	EUR	4,600,000	227,882	226,280	1,602
6-Month EUR-EURIBOR	Pay	0.75	Annually/ Semi-Annually	12/18/2029	EUR	2,300,000	(185,496)	(234,200)	48,704
6-Month EUR-EURIBOR	Receive	1.00	Annually/ Semi-Annually	12/20/2021	EUR	5,700,000	47,234	63,214	(15,980)
6-Month GBP-LIBOR	Receive	0.75	Semi-Annually	03/18/2022	GBP	25,200,000	11,751	6,820	4,931
6-Month GBP-LIBOR	Pay	1.00	Semi-Annually	03/18/2030	GBP	4,500,000	(98,615)	(61,091)	(37,524)
6-Month GBP-LIBOR	Pay	1.25	Semi-Annually	12/20/2021	GBP	20,800,000	(267,425)	(228,517)	(38,908)
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	12/18/2029	GBP	1,600,000	(136,543)	(76,612)	(59,931)
6-Month JPY-LIBOR	Receive	0.00	Semi-Annually	12/15/2021	JPY	1,232,900,000	26,077	30,802	(4,725)
6-Month JPY-LIBOR	Receive	0.00	Semi-Annually	03/16/2022	JPY	11,362,100,000	265,746	303,797	(38,051)
6-Month JPY-LIBOR	Pay	0.00	Semi-Annually	03/21/2030	JPY	1,637,400,000	13,883	(43,912)	57,795
6-Month NOK-NIBOR	Receive	1.50	Annually/ Semi-Annually	03/16/2022	NOK	181,700,000	(156,700)	(54,449)	(102,251)
6-Month NOK-NIBOR	Pay	1.50	Annually/ Semi-Annually	03/20/2030	NOK	34,600,000	116,565	39,532	77,033
6-Month NOK-NIBOR	Receive	2.00	Annually/ Semi-Annually	12/15/2021	NOK	11,300,000	1,528	5,840	(4,312)
6-Month NOK-NIBOR	Pay	2.00	Annually/ Semi-Annually	12/19/2029	NOK	2,400,000	(3,627)	(3,087)	(540)

Total							$(606,659)	$(581,544)	$(25,115)

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (B)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
10-Year Canada Government Bond Futures	MLI	Receive	Maturity	12/18/2019	CAD	6,909,186	48,000	$67,106	$—	$67,106
10-Year Japan Government Bond Futures	MLI	Pay	Maturity	12/13/2019	JPY	1,390,887,600	8,999,999	(25,259)	—	(25,259)
10-Year U.K. Gilt Futures	MLI	Receive	Maturity	12/27/2019	GBP	8,011,212	60,000	52,866	—	52,866
10-Year U.S. Treasury Note Futures	MLI	Pay	Maturity	12/19/2019	USD	3,888,262	30,000	22,050	—	22,050
BIST 30 Index Futures	GSI	Pay	Maturity	12/31/2019	TRY	264,917	2,100	(891)	—	(891)
BM&F Bovespa Index Futures	GSI	Pay	Maturity	12/18/2019	BRL	4,741,612	45	26,153	—	26,153
Corn Futures	CITI	Receive	Maturity	11/22/2019	USD	517,257	145,000	(48,243)	—	(48,243)
FTSE JSE Top 40 Index Futures	MLI	Receive	Maturity	12/19/2019	ZAR	1,542,185	140	3,758	—	3,758
German Euro Bund Futures	MLI	Pay	Maturity	12/06/2019	EUR	17,085,428	97,000	(456,367)	—	(456,367)
Heating Oil Futures	CITI	Pay	Maturity	11/27/2019	USD	81,290	42,000	(2,611)	—	(2,611)
HSCEI China Index Futures	GSI	Pay	Maturity	11/28/2019	HKD	16,418,456	1,550	(28,000)	—	(28,000)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Total Return Swap Agreements (continued) (B)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
KOSPI 200 Index Futures	GSI	Pay	Maturity	12/12/2019	KRW	1,429,104,500	5,250,000	$17,100	$—	$17,100
KOSPI 200 Index Futures	MLI	Pay	Maturity	12/12/2019	KRW	2,419,595,402	9,000,000	55,357	—	55,357
MSCI Brazil Index Futures	GSI	Receive	Maturity/ Monthly	12/18/2019	BRL	389,570	331	1,529	—	1,529
MSCI China Index Futures	GSI	Receive	Maturity/ Monthly	12/18/2019	HKD	3,841,947	6,993	1,464	—	1,464
MSCI Israel Index Futures	GSI	Receive	Maturity/ Monthly	12/18/2019	USD	10,934	84	294	—	294
MSCI Italy Index Futures	MLI	Receive	Maturity/ Monthly	12/18/2019	EUR	301,316	2,737	3,708	—	3,708
MSCI Italy Index Futures	MLI	Receive	Maturity/ Monthly	12/18/2019	EUR	320,472	2,911	3,966	—	3,966
MSCI Poland Index Futures	GSI	Receive	Maturity/ Monthly	12/18/2019	PLN	156,827	816	708	—	708
MSCI South Africa Index Futures	GSI	Pay	Maturity/ Monthly	12/18/2019	ZAR	6,154,562	6,241	6,294	—	6,294
MSCI South Africa Index Futures	GSI	Pay	Maturity/ Monthly	12/18/2019	ZAR	2,055,137	2,084	2,352	—	2,352
MSCI Spain Index Futures	MLI	Receive	Maturity/ Monthly	12/18/2019	EUR	352,183	1,744	(5,807)	—	(5,807)
Natural Gas Futures	CITI	Receive	Maturity	11/26/2019	USD	613,950	250,000	(44,550)	—	(44,550)
Soybean Futures	CITI	Receive	Maturity	12/27/2019	USD	47,538	5,000	926	—	926
Soybean Meal Futures	CITI	Receive	Maturity	11/22/2019	USD	421,946	1,300	26,226	—	26,226
Soybean Meal Futures	MLI	Receive	Maturity	11/22/2019	USD	162,110	500	9,910	—	9,910
Soybean Oil Futures	CITI	Receive	Maturity	11/22/2019	USD	405,765	1,440,000	(37,035)	—	(37,035)
Swiss Market Index Futures	MLI	Pay	Maturity	12/20/2019	CHF	500,050	50	11,708	—	11,708
Tel Aviv 35 Index Futures	MLI	Pay	Maturity	11/29/2019	ILS	164,670	100	211	—	211
Wheat Futures	CITI	Receive	Maturity	11/22/2019	USD	198,224	40,000	(5,276)	—	(5,276)

Total								$(340,353)	$—	$(340,353)

Value
OTC Swap Agreements, at value (Assets)	$313,686
OTC Swap Agreements, at value (Liabilities)	$(654,039)

FUTURES CONTRACTS:

Long Futures Contracts:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
3-Month Aluminum	2	11/07/2019	$88,168	$87,794	$—	$(374)
3-Month Aluminum	7	11/13/2019	309,272	308,012	—	(1,260)
3-Month Aluminum	1	11/14/2019	44,434	44,020	—	(414)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FUTURES CONTRACTS (continued):

Long Futures Contracts (continued):
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
3-Month Aluminum	9	11/29/2019	$395,456	$397,156	$1,700	$—
3-Month Aluminum	2	12/16/2019	90,581	88,288	—	(2,293)
3-Month Aluminum	8	12/24/2019	351,624	350,700	—	(924)
3-Month Aluminum	10	01/02/2020	431,655	438,250	6,595	—
3-Month Aluminum	1	01/09/2020	43,553	43,811	258	—
3-Month Aluminum	7	01/30/2020	306,989	307,081	92	—
3-Month Copper	1	11/13/2019	144,033	144,376	343	—
3-Month Copper	2	12/04/2019	285,374	289,309	3,935	—
3-Month Copper	1	12/10/2019	144,618	144,687	69	—
3-Month Copper	3	12/16/2019	442,773	434,156	—	(8,617)
3-Month Copper	2	12/24/2019	287,898	289,463	1,565	—
3-Month Copper	1	01/02/2020	141,594	144,869	3,275	—
3-Month Copper	1	01/16/2020	142,855	144,850	1,995	—
3-Month Copper	4	01/22/2020	583,222	579,498	—	(3,724)
3-Month Copper	1	01/23/2020	145,459	144,880	—	(579)
3-Month Nickel	1	11/29/2019	95,438	100,158	4,720	—
3-Month Nickel	1	12/10/2019	107,978	100,150	—	(7,828)
3-Month Nickel	1	01/09/2020	105,225	100,146	—	(5,079)
3-Month Nickel	1	12/16/2020	103,445	99,534	—	(3,911)
3-Month Zinc	4	11/13/2019	229,262	252,536	23,274	—
3-Month Zinc	1	11/14/2019	57,108	63,132	6,024	—
3-Month Zinc	2	11/29/2019	113,106	125,763	12,657	—
3-Month Zinc	1	12/04/2019	56,378	62,775	6,397	—
3-Month Zinc	4	12/10/2019	230,476	250,950	20,474	—
3-Month Zinc	1	12/16/2019	59,655	62,696	3,041	—
10-Year Australia Treasury Bond	17	12/16/2019	1,707,726	1,708,728	1,002	—
10-Year Japan Government Bond	19	12/12/2019	2,717,714	2,712,501	—	(5,213)
10-Year U.S. Treasury Note	3	12/19/2019	390,001	390,891	890	—
Aluminum	17	12/18/2019	748,154	750,550	2,396	—
CAC 40 Index	15	11/15/2019	950,405	958,098	7,693	—
Copper	14	12/18/2019	2,031,408	2,025,712	—	(5,696)
EURO STOXX 50® Index	330	12/20/2019	12,941,256	13,282,885	341,629	—
FTSE MIB Index	51	12/20/2019	6,208,990	6,445,105	236,115	—
German Euro Bund	25	12/06/2019	4,891,426	4,789,097	—	(102,329)
HSCEI Index	13	11/28/2019	877,285	877,207	—	(78)
IBEX 35 Index	16	11/15/2019	1,656,961	1,655,569	—	(1,392)
KOSPI 200 Index	11	12/12/2019	635,819	653,552	17,733	—
London Metals Exchange	2	01/09/2020	285,000	289,760	4,760	—
MSCI Taiwan Index	5	11/28/2019	213,529	214,300	771	—
Nickel	3	12/18/2019	316,911	300,402	—	(16,509)
OMX Stockholm 30 Index	23	11/15/2019	397,635	412,743	15,108	—
RBOB Gasoline	2	11/29/2019	131,673	133,946	2,273	—
S&P/ASX 200 Index	68	12/19/2019	7,814,859	7,780,210	—	(34,649)
S&P/TSX 60 Index	16	12/19/2019	2,432,952	2,392,893	—	(40,059)
SGX CNX Nifty Index	43	11/28/2019	1,018,421	1,025,765	7,344	—
Silver	1	12/27/2019	88,966	90,335	1,369	—
WTI Crude	4	11/20/2019	222,799	216,720	—	(6,079)
Zinc	8	12/18/2019	458,155	501,400	43,245	—

Total					$778,742	$(247,007)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FUTURES CONTRACTS (continued):

Short Futures Contracts:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
3-Month Aluminum	(2)	11/07/2019	$(87,834)	$(87,794)	$40	$—
3-Month Aluminum	(7)	11/13/2019	(310,247)	(308,012)	2,235	—
3-Month Aluminum	(1)	11/14/2019	(44,372)	(44,020)	352	—
3-Month Aluminum	(9)	11/29/2019	(394,586)	(397,157)	—	(2,571)
3-Month Aluminum	(2)	12/16/2019	(90,347)	(88,287)	2,060	—
3-Month Aluminum	(8)	12/24/2019	(351,170)	(350,700)	470	—
3-Month Aluminum	(10)	01/02/2020	(430,593)	(438,250)	—	(7,657)
3-Month Aluminum	(1)	01/09/2020	(43,466)	(43,811)	—	(345)
3-Month Aluminum	(7)	01/30/2020	(306,605)	(307,081)	—	(476)
3-Month Copper	(1)	11/13/2019	(143,247)	(144,376)	—	(1,129)
3-Month Copper	(2)	12/04/2019	(284,594)	(289,309)	—	(4,715)
3-Month Copper	(1)	12/10/2019	(144,572)	(144,686)	—	(114)
3-Month Copper	(3)	12/16/2019	(444,741)	(434,156)	10,585	—
3-Month Copper	(2)	12/24/2019	(287,733)	(289,463)	—	(1,730)
3-Month Copper	(1)	01/02/2020	(142,016)	(144,869)	—	(2,853)
3-Month Copper	(1)	01/16/2020	(142,578)	(144,850)	—	(2,272)
3-Month Copper	(4)	01/22/2020	(582,373)	(579,498)	2,875	—
3-Month Copper	(1)	01/23/2020	(145,247)	(144,880)	367	—
3-Month Nickel	(1)	11/29/2019	(95,757)	(100,158)	—	(4,401)
3-Month Nickel	(1)	12/10/2019	(107,397)	(100,150)	7,247	—
3-Month Nickel	(1)	01/09/2020	(105,591)	(100,146)	5,445	—
3-Month Nickel	(1)	12/16/2020	(103,794)	(99,534)	4,260	—
3-Month Zinc	(4)	11/13/2019	(228,088)	(252,536)	—	(24,448)
3-Month Zinc	(1)	11/14/2019	(57,041)	(63,132)	—	(6,091)
3-Month Zinc	(2)	11/29/2019	(113,154)	(125,762)	—	(12,608)
3-Month Zinc	(1)	12/04/2019	(56,806)	(62,775)	—	(5,969)
3-Month Zinc	(4)	12/10/2019	(228,788)	(250,950)	—	(22,162)
3-Month Zinc	(1)	12/16/2019	(59,822)	(62,696)	—	(2,874)
10-Year Canada Government Bond	(117)	12/18/2019	(12,561,233)	(12,617,630)	—	(56,397)
Aluminum	(41)	12/18/2019	(1,798,738)	(1,810,150)	—	(11,412)
Amsterdam Index	(49)	11/15/2019	(6,314,191)	(6,287,009)	27,182	—
Brent Crude Oil	(2)	11/29/2019	(118,373)	(119,240)	—	(867)
Copper	(3)	12/18/2019	(426,166)	(434,081)	—	(7,915)
DAX® Index	(6)	12/20/2019	(2,061,082)	(2,157,017)	—	(95,935)
FTSE 100 Index	(36)	12/20/2019	(3,342,409)	(3,378,999)	—	(36,590)
FTSE Bursa Malaysia KLCI	(4)	11/29/2019	(75,401)	(76,152)	—	(751)
FTSE JSE Top 40 Index	(15)	12/19/2019	(495,668)	(502,369)	—	(6,701)
Gold 100 oz	(1)	12/27/2019	(154,630)	(151,480)	3,150	—
Hang Seng Index	(26)	11/28/2019	(4,466,935)	(4,476,700)	—	(9,765)
London Metals Exchange	(2)	01/09/2020	(284,557)	(289,760)	—	(5,203)
Mexican Bolsa Index	(5)	12/20/2019	(113,287)	(113,342)	—	(55)
MSCI Singapore Index	(96)	11/28/2019	(2,589,968)	(2,615,135)	—	(25,167)
Natural Gas	(20)	11/26/2019	(492,156)	(526,600)	—	(34,444)
Nickel	(5)	12/18/2019	(472,185)	(500,670)	—	(28,485)
S&P 500® E-Mini Index	(27)	12/20/2019	(4,035,410)	(4,098,330)	—	(62,920)
SET 50 Index	(108)	12/27/2019	(772,065)	(764,209)	7,856	—
Soybean	(26)	01/14/2020	(1,214,764)	(1,211,925)	2,839	—
Soybean Meal	(12)	12/13/2019	(370,395)	(365,280)	5,115	—
Soybean Oil	(29)	12/13/2019	(487,546)	(535,050)	—	(47,504)
TOPIX Index	(15)	12/12/2019	(2,156,110)	(2,317,576)	—	(161,466)
U.K. Gilt	(70)	12/27/2019	(12,111,036)	(12,045,203)	65,833	—
Wheat	(28)	12/13/2019	(676,226)	(712,250)	—	(36,024)
Zinc	(3)	12/18/2019	(169,435)	(188,025)	—	(18,590)

Total					$147,911	$(748,606)

Total Futures Contracts					$926,653	$(995,613)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/18/2019	USD	1,333,525	AUD	1,968,000	$—	$(24,912)
CITI	12/18/2019	USD	1,903,184	BRL	7,842,018	—	(46,617)
CITI	12/18/2019	USD	654,600	CAD	870,000	—	(6,115)
CITI	12/18/2019	USD	5,578,827	CHF	5,459,000	24,623	(1,758)
CITI	12/18/2019	USD	4,469,112	CLP	3,219,000,000	123,196	—
CITI	12/18/2019	USD	4,118,800	CNH	29,328,500	—	(36,740)
CITI	12/18/2019	USD	456,657	COP	1,570,000,000	471	(7,462)
CITI	12/18/2019	USD	547,711	CZK	12,800,000	—	(12,195)
CITI	12/18/2019	USD	10,133,088	EUR	9,099,000	176	(50,888)
CITI	12/18/2019	USD	7,315,088	GBP	5,810,000	3,212	(227,028)
CITI	12/18/2019	USD	2,272,222	HKD	17,805,000	801	(322)
CITI	12/18/2019	USD	674,993	HUF	201,319,000	—	(10,245)
CITI	12/18/2019	USD	552,651	IDR	7,900,000,000	—	(7,403)
CITI	12/18/2019	USD	1,336,053	ILS	4,688,000	2,970	(383)
CITI	12/18/2019	USD	721,129	INR	52,603,000	—	(16,985)
CITI	12/18/2019	USD	3,123,565	JPY	329,624,000	60,991	—
CITI	12/18/2019	USD	6,429,177	KRW	7,736,648,000	—	(228,697)
CITI	12/18/2019	USD	1,361,700	MXN	27,237,000	—	(43,567)
CITI	12/18/2019	USD	3,365,647	NOK	30,236,000	76,508	—
CITI	12/18/2019	USD	6,101,339	NZD	9,557,000	6,271	(37,966)
CITI	12/18/2019	USD	1,732,125	PLN	6,827,000	—	(55,427)
CITI	12/18/2019	USD	145,340	RUB	9,700,000	—	(4,906)
CITI	12/18/2019	USD	1,058,163	SEK	10,331,000	—	(14,997)
CITI	12/18/2019	USD	1,001,709	SGD	1,380,000	—	(13,177)
CITI	12/18/2019	USD	6,929	THB	212,000	—	(95)
CITI	12/18/2019	USD	497,549	TWD	15,500,000	—	(12,771)
CITI	12/18/2019	CHF	152,000	USD	155,229	—	(530)
CITI	12/18/2019	NZD	12,583,000	USD	8,045,039	35,871	(5,994)
CITI	12/18/2019	HKD	35,426,400	USD	4,518,931	1,672	(539)
CITI	12/18/2019	MXN	60,164,166	USD	3,036,273	73,795	(5,958)
CITI	12/18/2019	CAD	17,794,000	USD	13,487,634	60,996	(35,117)
CITI	12/18/2019	PLN	9,098,000	USD	2,322,628	59,552	—
CITI	12/18/2019	KRW	4,099,554,000	USD	3,456,603	71,320	—
CITI	12/18/2019	EUR	11,850,000	USD	13,123,885	139,112	(218)
CITI	12/18/2019	IDR	15,400,000,000	USD	1,066,018	25,733	—
CITI	12/18/2019	PHP	95,000,000	USD	1,813,914	54,702	(9)
CITI	12/18/2019	ZAR	38,630,000	USD	2,585,601	7,436	(53,509)
CITI	12/18/2019	BRL	7,477,000	USD	1,835,567	27,238	(3,761)
CITI	12/18/2019	JPY	94,072,000	USD	880,994	—	(6,960)
CITI	12/18/2019	INR	68,629,000	USD	957,663	5,326	—
CITI	12/18/2019	TWD	50,000,000	USD	1,627,311	18,911	(28)
CITI	12/18/2019	RUB	63,800,000	USD	954,353	33,861	—
CITI	12/18/2019	CNH	13,445,500	USD	1,884,023	21,063	—
CITI	12/18/2019	SEK	32,099,000	USD	3,339,570	2,684	(7,884)
CITI	12/18/2019	CZK	17,400,000	USD	751,032	10,091	—
CITI	12/18/2019	COP	4,620,000,000	USD	1,349,908	14,527	(74)
CITI	12/18/2019	GBP	4,618,000	USD	5,697,308	294,887	—
CITI	12/18/2019	ILS	3,140,000	USD	896,990	—	(3,841)
CITI	12/18/2019	AUD	2,123,000	USD	1,456,300	9,125	—
CITI	12/18/2019	CLP	280,000,000	USD	393,488	—	(15,464)
CITI	12/18/2019	THB	212,000	USD	6,922	103	—
CITI	12/18/2019	HUF	297,000,000	USD	1,008,046	2,863	—
CITI	12/18/2019	USD	2,597,662	ZAR	39,930,000	3,507	(30,837)

Total						$1,273,594	$(1,031,379)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$62,718,848	$—	$—	$62,718,848

Total Investments	$62,718,848	$—	$—	$62,718,848

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$2,841,608	$—	$2,841,608
Over-the-Counter Total Return Swap Agreements	—	313,686	—	313,686
Futures Contracts (D)	926,653	—	—	926,653
Forward Foreign Currency Contracts (D)	—	1,273,594	—	1,273,594

Total Other Financial Instruments	$926,653	$4,428,888	$—	$5,355,541

LIABILITIES
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$(3,448,267)	$—	$(3,448,267)
Over-the-Counter Total Return Swap Agreements	—	(654,039)	—	(654,039)
Futures Contracts (D)	(995,613)	—	—	(995,613)
Forward Foreign Currency Contracts (D)	—	(1,031,379)	—	(1,031,379)

Total Other Financial Instruments	$(995,613)	$(5,133,685)	$—	$(6,129,298)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rates disclosed reflect the yields at October 31, 2019.
(B)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (offshore)
COP	Columbian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

CURRENCY ABBREVIATIONS (continued):

NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

CITI	Citibank, N.A.
GSI	Goldman Sachs International
MLI	Merrill Lynch International

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate
BIST	Borsa Istanbul (Sole Exchange Entity of Turkey)
BKBM	Bank Bill Reference Rate
BM&F Bovespa	Bolsa de Valores, Mercadorias & Futuros de Sao Paulo (Brazilian Stock Exchange Index)
CAC	Cotation Assistée en Continu (French Stock Market Index)
CDOR	Canadian Dollar Offered Rate
CNX Nifty	CRISIL NSE Index (National Stock Exchange of India’s Benchmark Index)
DAX	Deutscher Aktienindex (Frankfurt Stock Index)
EURIBOR	Euro Interbank Offer Rate
FTSE	Financial Times Stock Exchange
HSCEI	Hang Seng China Enterprises Index
IBEX	Índice Bursatil Español (Bolsa de Madrid Stock Market Index)
JSE	Johannesburg Stock Exchange
KLCI	Kuala Lumpur Composite Index
KOSPI	Korean Composite Stock Price Index
LIBOR	London Interbank Offered Rate
MIB	Milano Italia Borsa (FTSE MIB is the primary benchmark index for the Italian equity markets)
NIBOR	Norwegian Interbank Offered Rate
OMX	Norwegian Stockholm Stock Exchange
RBOB	Reformulated Blendstock for Oxygenate Blending
SET	Stock Exchange of Thailand
SGX	Singapore Exchange
SIDE	Swedish Markets
STIBOR	Stockholm Interbank Offered Rate
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
WTI	West Texas Intermediate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Managed Futures Strategy

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2019 was characterized by increased concerns around slowing global growth and uncertainty around global trade. Central Bank monetary policy and uncertainty around Brexit also served as key drivers of asset price moves over the period. Equities sold off meaningfully and fixed income rallied in December of 2018 as Congress was unable to pass a spending bill, leading to a government shutdown.

The Federal Reserve (“Fed”) was more hawkish than expected and concerns the Fed could be making a policy mistake weighed on markets. With the new year came a shift in markets and the Fed. Equity markets saw a sharp reversal in January, rallying on more dovish than expected signaling from developed market central banks. The Fed began shifting towards a less aggressive direction during the first quarter, downgrading its projection for rate hikes in 2019 from two to none and announcing it would end its balance sheet run off in the third quarter of 2019. This would be the beginning of an extended dovish shift from the Fed that would lead to cutting the range for its key policy rate three times over the remainder of the period.

With growth weakening in Europe, the European Central Bank would also shift in a more dovish direction, ultimately cutting its key policy rate further into negative territory and restarting the asset purchase program that it had only just ended in December of 2018. After several months of seemingly positive progress in trade negotiations between the U.S. and China, President Trump surprised markets in May by announcing an increase in tariffs on Chinese goods and threatening additional tariffs. Equities would recover from the May turmoil, but trade uncertainty would continue as a theme over most of the period. U.K. political and Brexit developments were a driver for U.K. and European assets. Markets ended the 12-month period ended October 31, 2019 on a relatively upbeat tone, with U.S. equities hitting new all-time highs. Despite continued concerns around slower global growth, equity markets were aided in October by better than expected earnings reports and the announcement of a high level trade agreement between the U.S. and China.

PERFORMANCE

For the year ended October 31, 2019, Transamerica Managed Futures Strategy (Class I2) returned -1.89%. By comparison, its benchmark, the FTSE 3-Month Treasury Bill + 7% Wrap, returned 9.74%.

STRATEGY REVIEW

Trend following in equities had a modest but positive performance impact over the trailing 12-month period. Global equities reversed long-term trends several times over the period but sustained intermittent short-term trends. Positioning started the period net short equities due to a significant reversal of longer-term bullish trends in October 2018. Short positioning benefited as the selloff continued through December 2018 but detracted in early 2019 as global equities reversed and strongly rallied, re-establishing bullish trends. Those trends reversed in May and August 2019 however on heightened trade tensions between the U.S. and China, leading to losses from net long exposures. Over the period, long-term trend reversals drove losses, while short-term signals contributed positively to performance as their views changed to align with new equity market directions and benefited as those trends continued.

Trend following in fixed income was a strong contributor to performance over the trailing 12-month period. Global fixed income markets realized significant directional moves as central banks pivoted toward more accommodative outlooks and policies. International bond markets contributed meaningfully as they sustained bullish trends, with significant contributions from European and Australian bonds which trended higher on accommodative monetary outlooks and policy in those regions. Despite starting the period net short U.S. fixed income, the large reversals in late 2018 caused positioning to flip long, also leading gains for the period. Both short-term and long-term signals contributed positively and similarly to performance over the period.

Trend following in currencies detracted over the trailing 12-month period. Changing risk sentiment and uncertainty around U.S-China trade negotiations drove reversals and losses over the period. The New Zealand dollar detracted as it reversed on changing outlooks for trade and interest rate policy. The Japanese yen also fluctuated over the period in connection with changes in risk sentiment. The Canadian dollar also experienced reversals in line with reversals in crude oil and related products. These losses were partly offset by gains from sustained trends in other currencies. In particular, sustained longer-term bearish trends in the euro and Korean won contributed positively to performance as weakness in economic data from those regions, increased trade tensions and slowing global growth concerns weighed on the currencies. These dynamics drove losses for short-term signals, while sustained bearish trends in the euro and won drove positive attribution to long-term signals.

Trend following in commodities was the largest detractor over the trailing 12-month period. Several reversals in crude oil and related commodities drove most of the losses. First, the U.S. offered sanction waivers allowing trade partners to import Iranian oil in November 2018, causing a significant reversal and selloff. Other reversals took place due to heightened concerns surrounding global growth, trade, and geopolitical risk later in the period, leading to a lack of clear market direction. Sustained bullish trends in precious metals,

Transamerica Funds	Annual Report 2019

Transamerica Managed Futures Strategy

(unaudited)

STRATEGY REVIEW (continued)

such as palladium and gold, contributed positively and offset some of the losses. Long-term signals drove losses, mainly due to the significant directional shifts in energy prices over the period. Over-extended signals also detracted as they viewed crude oil and related commodities as cheap, but these assets declined overall.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Clifford S. Asness

Brian K. Hurst

Ari Levine

John M. Liew

Yao Hua Ooi

Co-Portfolio Managers

AQR Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligations	76.6%
Short-Term Investment Companies	13.1
Net Other Assets (Liabilities) ^	10.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2019

Transamerica Managed Futures Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I2 (NAV)	(1.89)%	(1.42)%	0.05%	09/30/2010
FTSE 3-Month Treasury Bill + 7% Wrap Index (A)	9.74%	8.29%	7.84%

(A) The FTSE 3-Month Treasury Bill + 7% Wrap Index represents monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or expense reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Consolidated Financial Highlights.

Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2019

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2019

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 76.6%
U.S. Treasury Bill 1.64% (A), 04/23/2020	$ 2,848,000	$ 2,827,111
1.65% (A), 04/30/2020	6,705,000	6,653,254
1.73% (A), 04/09/2020	742,000	736,983
1.87% (A), 03/05/2020	563,000	560,004
1.88% (A), 02/20/2020	995,000	990,382
1.90% (A), 03/26/2020	1,229,000	1,221,362
1.93% (A), 02/13/2020	4,155,000	4,136,783
2.00% (A), 02/06/2020	486,000	484,000
2.06% (A), 01/16/2020 - 01/23/2020	6,625,000	6,603,293
2.08% (A), 01/30/2020	454,000	452,269
2.13% (A), 01/09/2020	2,628,000	2,620,281
2.18% (A), 12/19/2019	436,000	435,157
2.19% (A), 12/12/2019	413,000	412,307
2.31% (A), 12/05/2019	427,000	426,398
2.39% (A), 11/14/2019	13,428,000	13,416,702
2.40% (A), 11/21/2019	13,428,000	13,416,642
2.41% (A), 11/07/2019	19,386,000	19,380,855
2.42% (A), 11/14/2019	19,386,000	19,369,514

Total Short-Term U.S. Government Obligations (Cost $94,111,178)		94,143,297

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 13.1%
Money Market Funds - 13.1%
BlackRock Liquidity Funds T-Fund, 1.56% (A)	1,142,525	$ 1,142,525
Dreyfus Treasury Obligations Cash Management Fund, 1.24% (A)	4,618,637	4,618,637
UBS Select Treasury Preferred Fund, 1.61% (A)	10,338,953	10,338,953

Total Short-Term Investment Companies (Cost $16,100,115)		16,100,115

Total Investments (Cost $110,211,293)		110,243,412
Net Other Assets (Liabilities) - 10.3%		12,644,488

Net Assets - 100.0%		$ 122,887,900

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (B)
Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Futures	BOA	Pay	Maturity	12/31/2019	USD	47,004,632	436,000	$(85)	$—	$(85)
5-Year U.S. Treasury Note Futures	BOA	Pay	Maturity	12/31/2019	USD	7,787,105	65,000	(37,378)	—	(37,378)
10-Year Italy Government Bond Futures	BOA	Pay	Maturity	12/06/2019	EUR	2,017,265	14,000	5,928	—	5,928
10-Year Japan Government Bond Futures	BOA	Pay	Maturity	12/13/2019	JPY	929,032,200	6,000,000	(33,264)	—	(33,264)
10-Year U.K. Gilt Futures	BOA	Pay	Maturity	12/27/2019	GBP	4,941,476	37,000	(34,192)	—	(34,192)
10-Year U.S. Treasury Note Futures	BOA	Pay	Maturity	12/19/2019	USD	5,369,963	41,000	(25,870)	—	(25,870)
Aluminum Futures	CITI	Receive	Maturity	12/16/2019	USD	1,792,888	1,025	(17,262)	—	(17,262)
BM&F Bovespa Index Futures	GSI	Pay	Maturity	12/18/2019	BRL	2,649,020	25	10,842	—	10,842
Cocoa Futures	CITI	Pay	Maturity	02/28/2020	GBP	795,629	430	(19,106)	—	(19,106)
Coffee Futures	CITI	Receive	Maturity	11/08/2019	USD	1,304,635	1,350,000	(71,690)	—	(71,690)
Copper Futures	CITI	Receive	Maturity	12/16/2019	USD	865,944	150	(2,219)	—	(2,219)
Corn Futures	CITI	Receive	Maturity	11/22/2019	USD	2,300,665	615,000	(97,834)	(5,396)	(92,438)
Cotton No. 2 Futures	CITI	Receive	Maturity	11/08/2019	USD	349,482	550,000	(4,938)	—	(4,938)
Gasoil Bullet Futures	CITI	Receive	Maturity	12/12/2019	USD	1,962,027	3,400	44,427	—	44,427
German Euro Bond Futures	BOA	Pay	Maturity	12/06/2019	EUR	209,770	1,000	658	—	658

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Total Return Swap Agreements (continued) (B)
Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
German Euro Bund Futures	BOA	Pay	Maturity	12/06/2019	EUR	1,398,996	8,000	$(26,362)	$263	$(26,625)
German Euro Schatz Futures	BOA	Receive	Maturity	12/06/2019	EUR	87,858,460	784,000	(9,302)	—	(9,302)
Gold Futures	MLI	Pay	Maturity	11/29/2019	USD	6,942,320	4,700	177,240	—	177,240
Hang Seng Index Futures	GSI	Receive	Maturity	11/28/2019	HKD	1,342,483	50	(857)	—	(857)
Heating Oil Futures	CITI	Receive	Maturity	11/27/2019	USD	162,064	84,000	4,707	—	4,707
HG Copper Futures	MLI	Receive	Maturity	11/29/2019	USD	1,173,181	450,000	(14,594)	—	(14,594)
KOSPI 200 Index Futures	MLI	Pay	Maturity	12/12/2019	KRW	695,852,519	2,500,000	(5,030)	—	(5,030)
KOSPI 200 Index Futures	GSI	Pay	Maturity	12/12/2019	KRW	1,039,631,775	3,750,000	(3,981)	—	(3,981)
Natural Gas Futures	CITI	Receive	Maturity	11/26/2019	USD	146,260	60,000	(11,780)	—	(11,780)
Nickel Futures	CITI	Pay	Maturity	12/16/2019	USD	699,996	42	942	—	942
Palladium Futures	CITI	Pay	Maturity	11/29/2019	USD	980,756	600	81,004	—	81,004
Platinum Futures	CITI	Pay	Maturity	12/31/2019	USD	1,139,902	1,200	(15,143)	(471)	(14,672)
RBOB Gasoline Futures	CITI	Pay	Maturity	11/27/2019	USD	686,307	420,000	(17,205)	—	(17,205)
Silver Futures	MLI	Pay	Maturity	11/29/2019	USD	3,334,615	185,000	17,585	—	17,585
Soybean Meal Futures	CITI	Receive	Maturity	11/22/2019	USD	551,879	1,700	34,399	—	34,399
Soybean Meal Futures	MLI	Receive	Maturity	11/22/2019	USD	1,743,960	5,900	(52,000)	(15,150)	(36,850)
Sugar Futures	CITI	Receive	Maturity	02/18/2020	USD	27,328	224,000	(627)	—	(627)
Swiss Market Index Futures	MLI	Pay	Maturity	12/20/2019	CHF	1,502,190	150	33,056	(192)	33,248
TAIEX Futures	GSI	Pay	Maturity	11/20/2019	TWD	22,270,201	2,000	12,280	—	12,280
U.S. Treasury Bond Futures	BOA	Pay	Maturity	12/19/2019	USD	2,781,958	17,000	(37,521)	—	(37,521)
U.S. Treasury Note Futures	BOA	Pay	Maturity	12/19/2019	USD	2,330,901	12,000	(52,401)	—	(52,401)
Wheat Futures	CITI	Receive	Maturity	11/22/2019	USD	385,384	80,000	(21,616)	—	(21,616)
Wheat Futures	MLI	Receive	Maturity	11/22/2019	USD	20,025	5,000	(962)	—	(962)
WTI Crude Oil Futures	MLI	Receive	Maturity	11/19/2019	USD	2,936,300	55,000	(39,200)	—	(39,200)
Zinc Futures	CITI	Pay	Maturity	12/16/2019	USD	128,013	50	(2,663)	—	(2,663)

Total								$(232,014)	$(20,946)	$(211,068)

Value
OTC Swap Agreements, at value (Assets)	$423,068
OTC Swap Agreements, at value (Liabilities)	$(655,082)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FUTURES CONTRACTS:

Long Futures Contracts:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	66	03/16/2020	$16,229,342	$16,234,350	$5,008	$—
90-Day Eurodollar	43	06/15/2020	10,582,519	10,587,675	5,156	—
90-Day Eurodollar	25	09/14/2020	6,153,483	6,160,000	6,517	—
90-Day Eurodollar	30	12/14/2020	7,384,899	7,391,625	6,726	—
90-Day Eurodollar	34	03/15/2021	8,376,207	8,382,700	6,493	—
90-Day Eurodollar	53	06/14/2021	13,058,430	13,067,812	9,382	—
90-Day Eurodollar	71	09/13/2021	17,494,254	17,505,937	11,683	—
90-Day Sterling	7	03/18/2020	1,127,025	1,125,101	—	(1,924)
90-Day Sterling	12	06/17/2020	1,933,145	1,929,716	—	(3,429)
90-Day Sterling	12	09/16/2020	1,933,858	1,930,396	—	(3,462)
90-Day Sterling	14	12/16/2020	2,255,002	2,251,902	—	(3,100)
90-Day Sterling	14	03/17/2021	2,255,729	2,252,355	—	(3,374)
90-Day Sterling	16	06/16/2021	2,578,034	2,574,120	—	(3,914)
90-Day Sterling	17	09/15/2021	2,739,193	2,735,002	—	(4,191)
3-Month Aluminum	2	01/02/2020	85,805	87,650	1,845	—
3-Month Aluminum	1	01/03/2020	42,936	43,822	886	—
3-Month Aluminum	2	01/10/2020	86,359	87,617	1,258	—
3-Month Aluminum	1	01/16/2020	43,203	43,788	585	—
3-Month Copper	2	01/02/2020	282,923	289,738	6,815	—
3-Month Copper	2	01/10/2020	289,136	289,763	627	—
3-Month EURIBOR	3	06/14/2021	840,825	840,030	—	(795)
3-Month EURIBOR	3	09/13/2021	840,726	839,862	—	(864)
3-Month Zinc	1	11/08/2019	56,541	63,138	6,597	—
3-Month Zinc	1	11/15/2019	56,867	63,130	6,263	—
3-Month Zinc	1	11/22/2019	56,335	63,033	6,698	—
3-Month Zinc	1	11/29/2019	56,803	62,881	6,078	—
3-Year Australia Treasury Bond	574	12/16/2019	45,619,018	45,649,512	30,494	—
5-Year U.S. Treasury Note	176	12/31/2019	20,934,010	20,979,750	45,740	—
10-Year Australia Treasury Bond	43	12/16/2019	4,333,768	4,322,077	—	(11,691)
10-Year Canada Government Bond	1	12/18/2019	107,826	107,843	17	—
10-Year Japan Government Bond	6	12/13/2019	8,577,933	8,553,570	—	(24,363)
10-Year U.S. Treasury Note	94	12/19/2019	12,202,561	12,247,906	45,345	—
30-Year U.S. Treasury Bond	43	12/19/2019	6,858,273	6,939,125	80,852	—
Aluminum	3	12/18/2019	129,871	132,450	2,579	—
Amsterdam Index	6	11/15/2019	773,990	769,838	—	(4,152)
CAC 40 Index	90	11/15/2019	5,693,696	5,748,589	54,893	—
Cocoa	23	03/16/2020	572,761	562,580	—	(10,181)
Copper	2	12/18/2019	287,931	289,388	1,457	—
DAX® Index	23	12/20/2019	8,104,247	8,268,567	164,320	—
E-Mini DJIA Index	9	12/20/2019	1,212,679	1,214,190	1,511	—
EURO STOXX 50® Index	225	12/20/2019	8,883,536	9,056,512	172,976	—
Euro-BTP Italy Government Bond	29	12/06/2019	4,693,360	4,672,693	—	(20,667)
FTSE 100 Index	14	12/20/2019	1,314,573	1,314,055	—	(518)
FTSE China A50 Index	53	11/28/2019	742,861	738,555	—	(4,306)
FTSE MIB Index	7	12/20/2019	853,167	884,622	31,455	—
German Euro BUXL	1	12/06/2019	234,034	234,168	134	—
Gold 100 oz	47	12/27/2019	6,790,352	7,119,560	329,208	—
HSCEI Index	1	11/28/2019	67,045	67,477	432	—
IBEX 35 Index	10	11/15/2019	1,036,949	1,034,730	—	(2,219)
KOSPI 200 Index	20	12/12/2019	1,189,520	1,188,276	—	(1,244)
MSCI EAFE Index	2	12/20/2019	193,534	195,720	2,186	—
MSCI Emerging Markets Index	6	12/20/2019	313,453	312,420	—	(1,033)
MSCI Taiwan Index	61	11/28/2019	2,601,908	2,614,460	12,552	—
NASDAQ-100 E-Mini Index	25	12/20/2019	3,982,280	4,045,125	62,845	—
Nikkei 225 Index	47	12/12/2019	9,774,855	9,988,425	213,570	—
OMX Stockholm 30 Index	55	11/15/2019	950,536	986,995	36,459	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FUTURES CONTRACTS (continued):

Long Futures Contracts (continued):
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	15	12/20/2019	$2,259,324	$2,276,850	$17,526	$—
S&P/ASX 200 Index	36	12/19/2019	4,164,808	4,118,935	—	(45,873)
S&P/TSX 60 Index	40	12/19/2019	6,072,906	5,982,234	—	(90,672)
Soybean	51	01/14/2020	2,389,931	2,377,237	—	(12,694)
Soybean Oil	30	12/13/2019	542,235	553,500	11,265	—
TOPIX Index	42	12/12/2019	6,330,783	6,489,212	158,429	—
U.K. Gilt	41	12/27/2019	7,101,583	7,055,047	—	(46,536)
U.S. Treasury Ultra Bond	30	12/19/2019	5,584,798	5,692,500	107,702	—
Zinc	1	12/18/2019	56,513	62,675	6,162	—

Total					$1,678,726	$(301,202)

Short Futures Contracts:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
3-Month Aluminum	(2)	01/02/2020	$(86,170)	$(87,650)	$—	$(1,480)
3-Month Aluminum	(1)	01/03/2020	(42,924)	(43,822)	—	(898)
3-Month Aluminum	(2)	01/10/2020	(86,426)	(87,617)	—	(1,191)
3-Month Aluminum	(1)	01/16/2020	(42,865)	(43,787)	—	(922)
3-Month Copper	(2)	01/02/2020	(282,857)	(289,738)	—	(6,881)
3-Month Copper	(2)	01/10/2020	(288,195)	(289,763)	—	(1,568)
3-Month EURIBOR	(84)	03/16/2020	(23,523,455)	(23,522,005)	1,450	—
3-Month EURIBOR	(47)	06/15/2020	(13,162,857)	(13,162,432)	425	—
3-Month EURIBOR	(11)	09/14/2020	(3,080,921)	(3,080,876)	45	—
3-Month EURIBOR	(6)	12/14/2020	(1,680,300)	(1,680,561)	—	(261)
3-Month EURIBOR	(2)	03/15/2021	(560,018)	(560,104)	—	(86)
3-Month Euroswiss	(12)	03/16/2020	(3,064,627)	(3,064,470)	157	—
3-Month Euroswiss	(6)	06/15/2020	(1,532,261)	(1,532,083)	178	—
3-Month Euroswiss	(3)	09/14/2020	(766,062)	(766,042)	20	—
3-Month Zinc	(1)	11/08/2019	(57,097)	(63,137)	—	(6,040)
3-Month Zinc	(1)	11/15/2019	(56,897)	(63,130)	—	(6,233)
3-Month Zinc	(1)	11/22/2019	(56,247)	(63,033)	—	(6,786)
3-Month Zinc	(1)	11/29/2019	(56,497)	(62,881)	—	(6,384)
Aluminum	(3)	12/18/2019	(129,342)	(132,450)	—	(3,108)
Brent Crude Oil	(47)	11/29/2019	(2,773,131)	(2,802,140)	—	(29,009)
Canada Bankers’ Acceptance	(3)	03/16/2020	(558,235)	(558,841)	—	(606)
Canada Bankers’ Acceptance	(3)	06/15/2020	(558,369)	(559,098)	—	(729)
Coffee	(31)	12/18/2019	(1,135,593)	(1,185,169)	—	(49,576)
Copper	(2)	12/18/2019	(282,757)	(289,388)	—	(6,631)
E-Mini Russell 2000® Index	(48)	12/20/2019	(3,688,929)	(3,752,160)	—	(63,231)
FTSE JSE Top 40 Index	(18)	12/19/2019	(613,895)	(602,843)	11,052	—
German Euro BOBL	(30)	12/06/2019	(4,495,789)	(4,504,249)	—	(8,460)
German Euro Schatz	(6)	12/06/2019	(749,608)	(749,950)	—	(342)
KC HRW Wheat	(34)	12/13/2019	(698,138)	(713,575)	—	(15,437)
Lean Hogs Futures	(20)	12/13/2019	(531,151)	(528,000)	3,151	—
Natural Gas	(92)	11/26/2019	(2,253,858)	(2,422,360)	—	(168,502)
S&P Midcap 400® E-Mini Index	(1)	12/20/2019	(193,701)	(195,500)	—	(1,799)
Sugar No.11	(196)	02/28/2020	(2,681,594)	(2,739,610)	—	(58,016)
WTI Crude	(73)	11/20/2019	(3,918,403)	(3,955,140)	—	(36,737)
Zinc	(1)	12/18/2019	(56,547)	(62,675)	—	(6,128)

Total					$16,478	$(487,041)

Total Futures Contracts					$1,695,204	$(788,243)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/18/2019	USD	45,845,599	AUD	67,751,000	$—	$(920,331)
CITI	12/18/2019	USD	7,635,372	BRL	31,620,000	19	(226,484)
CITI	12/18/2019	USD	36,324,675	CAD	48,256,000	—	(322,964)
CITI	12/18/2019	USD	12,419,919	CHF	12,253,000	15,697	(66,416)
CITI	12/18/2019	USD	3,349,286	CLP	2,401,780,008	106,679	—
CITI	12/18/2019	USD	2,373,363	COP	8,132,281,032	439	(28,670)
CITI	12/18/2019	USD	96,701,683	EUR	86,912,631	1,245	(574,075)
CITI	12/18/2019	USD	40,714,166	GBP	33,098,000	—	(2,232,928)
CITI	12/18/2019	USD	12,368,313	HUF	3,707,659,000	—	(251,577)
CITI	12/18/2019	USD	4,054,992	IDR	58,040,446,000	—	(59,658)
CITI	12/18/2019	USD	2,729,280	ILS	9,594,000	5,549	(5,207)
CITI	12/18/2019	USD	4,086,796	INR	294,584,000	13	(46,758)
CITI	12/18/2019	USD	29,553,077	JPY	3,190,297,000	27,721	(116,068)
CITI	12/18/2019	USD	23,009,200	KRW	27,695,958,831	—	(824,918)
CITI	12/18/2019	USD	6,662,132	MXN	133,549,000	—	(228,195)
CITI	12/18/2019	USD	35,626,204	NOK	322,862,000	506,099	(1,533)
CITI	12/18/2019	USD	35,496,299	NZD	55,928,000	2,269	(396,764)
CITI	12/18/2019	USD	1,873,537	PHP	97,528,000	—	(44,789)
CITI	12/18/2019	USD	10,515,588	PLN	41,730,000	—	(410,813)
CITI	12/18/2019	USD	32,756,060	SEK	316,188,000	43,676	(132,492)
CITI	12/18/2019	USD	2,274,701	SGD	3,148,000	—	(40,416)
CITI	12/18/2019	USD	4,017,384	TWD	124,724,000	63	(89,078)
CITI	12/18/2019	CLP	1,436,528,000	USD	1,990,999	—	(51,569)
CITI	12/18/2019	HUF	2,278,389,000	USD	7,532,351	222,821	(137)
CITI	12/18/2019	PLN	73,372,000	USD	18,766,355	445,047	—
CITI	12/18/2019	NOK	82,031,000	USD	8,991,934	—	(68,423)
CITI	12/18/2019	KRW	21,753,628,000	USD	18,323,764	396,604	—
CITI	12/18/2019	MXN	366,164,000	USD	18,673,028	252,907	(34,071)
CITI	12/18/2019	COP	4,571,536,000	USD	1,319,671	30,406	(30)
CITI	12/18/2019	SGD	6,740,000	USD	4,929,389	27,375	—
CITI	12/18/2019	EUR	46,606,000	USD	51,846,939	323,641	(8,127)
CITI	12/18/2019	CAD	72,015,998	USD	54,595,345	204,457	(107,816)
CITI	12/18/2019	TWD	189,972,000	USD	6,184,441	73,620	(3,447)
CITI	12/18/2019	IDR	138,746,594,008	USD	9,723,445	117,277	(4,583)
CITI	12/18/2019	GBP	54,168,000	USD	68,384,567	1,910,513	(8,111)
CITI	12/18/2019	ZAR	438,673,000	USD	29,262,807	119,284	(543,804)
CITI	12/18/2019	INR	347,257,000	USD	4,791,557	81,630	(549)
CITI	12/18/2019	AUD	64,464,000	USD	44,099,572	397,469	—
CITI	12/18/2019	NZD	14,169,000	USD	9,068,721	35,982	(11,999)
CITI	12/18/2019	JPY	3,791,419,187	USD	35,840,634	—	(614,115)
CITI	12/18/2019	SEK	75,879,000	USD	7,733,149	151,300	(2,316)
CITI	12/18/2019	ILS	8,117,001	USD	2,323,684	—	(14,865)
CITI	12/18/2019	CHF	17,046,000	USD	17,418,301	18,932	(88,461)
CITI	12/18/2019	PHP	236,739,000	USD	4,557,650	98,888	—
CITI	12/18/2019	BRL	19,476,000	USD	4,733,453	109,033	(69)
CITI	12/18/2019	USD	22,848,373	ZAR	349,866,000	48,114	(199,871)

Total						$5,774,769	$(8,782,497)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term U.S. Government Obligations	$—	$94,143,297	$—	$94,143,297
Short-Term Investment Companies	16,100,115	—	—	16,100,115

Total Investments	$16,100,115	$94,143,297	$—	$110,243,412

Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$423,068	$—	$423,068
Futures Contracts (D)	1,695,204	—	—	1,695,204
Forward Foreign Currency Contracts (D)	—	5,774,769	—	5,774,769

Total Other Financial Instruments	$1,695,204	$6,197,837	$—	$7,893,041

LIABILITIES
Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$(655,082)	$—	$(655,082)
Futures Contracts (D)	(788,243)	—	—	(788,243)
Forward Foreign Currency Contracts (D)	—	(8,782,497)	—	(8,782,497)

Total Other Financial Instruments	$(788,243)	$(9,437,579)	$—	$(10,225,822)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rates disclosed reflect the yields at October 31, 2019.
(B)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Columbian Peso
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2019

CURRENCY ABBREVIATIONS (continued):

PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
MLI	Merrill Lynch International

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
BM&F Bovespa	Bolsa de Valores, Mercadorias & Futuros de Sao Paulo (Brazilian Stock Exchange Index)
BOBL	Bundesobligationen (German Federal Government Securities)
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
BUXL	Bundesanleihen (German Long-Term Debt)
CAC	Cotation Assistée en Continu (French Stock Market Index)
DAX	Deutscher Aktienindex (Frankfurt Stock Index)
DJIA	Dow Jones Industrial Average
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
FTSE	Financial Times Stock Exchange
HG	High Grade
HSCEI	Hang Seng China Enterprises Index
IBEX	Índice Bursatil Español (Bolsa de Madrid Stock Market Index)
JSE	Johannesburg Stock Exchange
KC HRW	Kansas City Hard Red Winter
KOSPI	Korean Composite Stock Price Index
MIB	Milano Italia Borsa (FTSE MIB is the primary benchmark index for the Italian equity markets)
NASDAQ	National Association of Securities Dealers Automated Quotations
OMX	Norwegian Stockholm Stock Exchange
RBOB	Reformulated Blendstock for Oxygenate Blending
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)
STOXX	Deutsche Börse Group & SIX Group Index
TAIEX	Taiwan Capitalization Weighted Stock Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
WTI	West Texas Intermediate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2019

	Transamerica Global Multifactor Macro	Transamerica Managed Futures Strategy
Assets:
Investments, at value (A)	$62,718,848	$110,243,412
Cash	103,277	467,582
Cash collateral pledged at broker for:
Centrally cleared swap agreements	2,166,575	—
OTC derivatives (C)	400,000	15,221,357
Futures contracts	4,246,055	6,324,683
OTC swap agreements, at value	313,686	423,068
Foreign currency, at value (B)	218,414	31,283
Receivables and other assets:
Investments sold	275,738	60,931
Interest	77,381	19,839
Variation margin receivable on centrally cleared swap agreements	20,892	—
Variation margin receivable on futures contracts	—	602,408
Unrealized appreciation on forward foreign currency contracts	1,273,594	5,774,769
Other assets	—	880
Total assets	71,814,460	139,170,212

Liabilities:
Cash collateral at broker for:
OTC derivatives (C)	10,557	5,310,930
OTC swap agreements, at value	654,039	655,082
Payables and other liabilities:
Investments purchased	240,823	1,051,436
Shares of beneficial interest redeemed	40,202	83,626
Investment management fees	56,054	140,068
Transfer agent fees	448	794
Trustees, CCO and deferred compensation fees	236	507
Audit and tax fees	34,735	26,782
Custody fees	129,736	225,756
Legal fees	643	1,142
Printing and shareholder reports fees	356	400
Registration fees	268	323
Other accrued expenses	2,390	2,969
Variation margin payable on futures contracts	180,617	—
Unrealized depreciation on forward foreign currency contracts	1,031,379	8,782,497
Total liabilities	2,382,483	16,282,312
Net assets	$69,431,977	$122,887,900

Net assets consist of:
Paid-in capital	$77,501,732	$191,484,012
Total distributable earnings (accumulated losses)	(8,069,755)	(68,596,112)
Net assets	$69,431,977	$122,887,900
Shares outstanding (unlimited shares, no par value)	7,538,639	16,896,838
Net asset value and offering price per share	$9.21	$7.27

(A) Investments, at cost	$62,718,848	$110,211,293
(B) Foreign currency, at cost	$217,882	$31,517

(C)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended October 31, 2019

	Transamerica Global Multifactor Macro	Transamerica Managed Futures Strategy
Investment Income:
Interest income	$1,650,615	$3,251,830
Withholding taxes on foreign income	(73,684)	(18,676)
Total investment income	1,576,931	3,233,154

Expenses:
Investment management fees	1,231,191	1,963,981
Transfer agent fees	6,028	10,649
Trustees, CCO and deferred compensation fees	1,983	3,536
Audit and tax fees	50,906	40,293
Custody fees	361,773	618,344
Legal fees	6,394	9,304
Printing and shareholder reports fees	1,529	2,379
Registration fees	2,539	3,236
Other	9,881	34,062
Total expenses before waiver and/or reimbursement and recapture	1,672,224	2,685,784
Expense waived and/or reimbursed	(663,588)	(1,049,831)
Recapture of previously waived and/or reimbursed fees	202,097	449,499
Net expenses	1,210,733	2,085,452

Net investment income (loss)	366,198	1,147,702

Net realized gain (loss) on:
Investments	—	7,756
Swap agreements	(1,770,676)	(1,515,217)
Futures contracts	2,306,457	1,854,908
Forward foreign currency contracts	(266,469)	(749,622)
Foreign currency transactions	(40,473)	(275,988)
Net realized gain (loss)	228,839	(678,163)

Net change in unrealized appreciation (depreciation) on:
Investments	—	39,167
Swap agreements	(1,462,996)	(543,411)
Futures contracts	(1,069,920)	(327,366)
Forward foreign currency contracts	(372,318)	(2,294,119)
Translation of assets and liabilities denominated in foreign currencies	26,928	54,583
Net change in unrealized appreciation (depreciation)	(2,878,306)	(3,071,146)
Net realized and change in unrealized gain (loss)	(2,649,467)	(3,749,309)
Net increase (decrease) in net assets resulting from operations	$(2,283,269)	$(2,601,607)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Global Multifactor Macro		Transamerica Managed Futures Strategy
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$366,198	$(216,263)	$1,147,702	$218,823
Net realized gain (loss)	228,839	5,696,629	(678,163)	(6,397,421)
Net change in unrealized appreciation (depreciation)	(2,878,306)	3,445,243	(3,071,146)	(3,206,610)
Net increase (decrease) in net assets resulting from operations	(2,283,269)	8,925,609	(2,601,607)	(9,385,208)

Distributions to shareholders:
Dividends and/or distributions to shareholders	—	(4,578,138)	—	(28,018)
Net increase (decrease) in net assets resulting from distributions to shareholders	—	(4,578,138)	—	(28,018)

Capital share transactions:
Proceeds from shares sold	287,299	7,991,036	316,948	57,090,315
Dividends and/or distributions reinvested	—	4,578,138	—	28,018
Cost of shares redeemed	(21,278,047)	(48,567,389)	(37,809,891)	(45,603,176)
Net increase (decrease) in net assets resulting from capital share transactions	(20,990,748)	(35,998,215)	(37,492,943)	11,515,157
Net increase (decrease) in net assets	(23,274,017)	(31,650,744)	(40,094,550)	2,101,931

Net assets:
Beginning of year	92,705,994	124,356,738	162,982,450	160,880,519
End of year	$69,431,977	$92,705,994	$122,887,900	$162,982,450

Capital share transactions - shares:
Shares issued	31,307	882,905	43,391	7,231,376
Shares reinvested	—	534,829	—	3,565
Shares redeemed	(2,318,227)	(5,442,706)	(5,137,938)	(5,952,165)
Net increase (decrease) in shares outstanding	(2,286,920)	(4,024,972)	(5,094,547)	1,282,776

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Transamerica Global Multifactor Macro
	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.44		$8.98	$9.77	$10.06		$10.00

Investment operations:
Net investment income (loss) (B)	0.04		(0.02)	(0.09)	(0.13	)(C)	(0.10)
Net realized and unrealized gain (loss)	(0.27)		0.83	(0.37)	0.23		0.16
Total investment operations	(0.23)		0.81	(0.46)	0.10		0.06

Dividends and/or distributions to shareholders:
Net investment income	—		(0.35)	—	(0.39)		—
Net realized gains	—		—	(0.33)	—		—
Total dividends and/or distributions to shareholders	—		(0.35)	(0.33)	(0.39)		—

Net asset value, end of period/year	$9.21		$9.44	$8.98	$9.77		$10.06
Total return	(2.33)%		9.46%	(5.09)%	1.01%		0.60	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$69,432		$92,706	$124,357	$166,685		$222,239
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	2.08%		2.48%	2.49%	2.22	%(C)	1.93	%(F)
Including waiver and/or reimbursement and recapture	1.51	%(G)	1.50%	1.50%	1.50	%(C)	1.50	%(F)
Net investment income (loss) to average net assets	0.46%		(0.21)%	(0.96)%	(1.36)%		(1.49	)%(F)
Portfolio turnover rate	—%		—%	—%	—%		—	%(D)

(A)	Commenced operations on March 3, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.
(G)	Includes extraordinary expenses outside the operating expense limit.

For a share outstanding during the years indicated:	Transamerica Managed Futures Strategy
	October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015
Net asset value, beginning of year	$7.41		$7.77		$8.47	$11.06		$10.28

Investment operations:
Net investment income (loss) (A)	0.06		0.01		(0.06)	(0.10	)(B)	(0.15)
Net realized and unrealized gain (loss)	(0.20)		(0.37)		(0.55)	(0.37)		1.46
Total investment operations	(0.14)		(0.36)		(0.61)	(0.47)		1.31

Dividends and/or distributions to shareholders:
Net investment income	—		(0.00	)(C)	(0.01)	(1.11)		(0.08)
Net realized gains	—		—		—	(1.01)		(0.45)
Return of capital	—		—		(0.08)	—		—
Total dividends and/or distributions to shareholders	—		(0.00	)(C)	(0.09)	(2.12)		(0.53)

Net asset value, end of year	$7.27		$7.41		$7.77	$8.47		$11.06
Total return	(1.89)%		(4.62)%		(7.22)%	(5.00)%		12.89%

Ratio and supplemental data:
Net assets end of year (000’s)	$122,888		$162,982		$160,881	$202,184		$325,631
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.89%		2.36%		2.29%	2.02%		1.68%
Including waiver and/or reimbursement and recapture	1.47	%(E)	1.45%		1.45%	1.44	%(B)	1.42%
Net investment income (loss) to average net assets	0.81%		0.12%		(0.72)%	(1.13	)%(B)	(1.37)%
Portfolio turnover rate	—%		—%		—%	—%		—%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Includes extraordinary expenses outside the operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS

At October 31, 2019

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Fund

Transamerica Core Bond (“Core Bond”)

Transamerica Global Real Estate Securities (“Global Real Estate Securities”)

Transamerica International Value (“International Value”)

Transamerica Long/Short Strategy (“Long/Short Strategy”)

Transamerica Mid Cap Value (“Mid Cap Value”)

Transamerica Total Return (“Total Return”)

Transamerica Global Multifactor Macro (“Global Multifactor Macro”) (A)

Transamerica Managed Futures Strategy (“Managed Futures Strategy”) (A)

(A)	Transamerica Cayman Global Multifactor Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd. are wholly-owned subsidiaries which act as investment vehicles for Global Multifactor Macro and Managed Futures Strategy, respectively. Please reference the Basis for Consolidation section of the Notes to Financial Statements for more information.

Global Real Estate Securities, Global Multifactor Macro and Managed Futures Strategy are “non-diversified” Funds, as defined under the 1940 Act.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds;

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

1. ORGANIZATION (continued)

assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. BASIS FOR CONSOLIDATION

Transamerica Cayman Global Multifactor Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd. (each, a “Subsidiary” and collectively, the “Subsidiaries”) are organized under the laws of the Cayman Islands and are wholly-owned subsidiaries which act as investment vehicles for Global Multifactor Macro and Managed Futures Strategy, respectively. The principal purpose of investment in the Subsidiaries is to allow the Funds noted above to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.

At October 31, 2019, the net assets of each Subsidiary as a percentage of each Fund’s net assets is as follows:

Fund	Subsidiary	Subsidiary Net Assets	Percentage of Net Assets
Global Multifactor Macro	Transamerica Cayman Global Multifactor Macro, Ltd.	$15,975,724	23.01%
Managed Futures Strategy	Transamerica Cayman Managed Futures Strategy, Ltd.	28,422,684	23.13

3. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subject to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash overdraft: The Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations or Consolidated Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations or Consolidated Statements of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions, paid by the Funds, be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statements of Operations or Consolidated Statements of Operations. For the year ended October 31, 2019, commissions recaptured are as follows. Funds not listed in the subsequent table do not have any commissions recaptured during the year.

Fund	Commissions Recaptured
Global Real Estate Securities	$480
International Value	225
Mid Cap Value	917

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, little or no illiquid investments, and little or no investments classified as Level 3 of the fair value hierarchy in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared for Long/Short Strategy using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

4. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

4. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2019, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments or Consolidated Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV of the underlying Funds as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying funds and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data,

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

4. SECURITY VALUATION (continued)

periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: A Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

5. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2019, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments.

Restricted securities: The Funds may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2019, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

5. SECURITIES AND OTHER INVESTMENTS (continued)

Treasury inflation-protected securities (“TIPS”): Certain Funds may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at October 31, 2019, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statements of Operations or Consolidated Statements of Operations, with a corresponding adjustment to Investments, at cost within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by the Funds’ and the counterparty. Cash collateral that has been pledged to cover the obligations of the Funds’ and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by the Funds’, if any, is disclosed within the Schedule of Investments or Consolidated Schedule of Investments. Typically, the Funds’ are permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to the Funds’ are not fully collateralized, contractually or otherwise, the Funds’ bear the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2019, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2019, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments or Consolidated Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments or Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2019.

Repurchase agreements at October 31, 2019, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Reverse repurchase agreements: The Funds may enter into reverse repurchase agreements in which the Funds sell portfolio securities and agree to repurchase them from the buyer at a specified date and price. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Funds’ custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. The Funds are subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Funds. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Funds exercising their rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended October 31, 2019, the Funds’ average borrowings are as follows. Funds not listed in the subsequent table do not have any reverse repurchase agreements during the year.

Fund	Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
Total Return	$140,817,447	365	2.42%
Open reverse repurchase agreements at October 31, 2019, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. The interest expense is included in Interest income on the Statements of Operations or Consolidated Statements of Operations.

Sale-buyback: The Funds may enter into sale-buyback financing transactions. The Funds account for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Funds of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Funds forgo principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Funds are compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Funds to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Funds, the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. The Funds’ obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Funds’ forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Funds’ portfolio turnover rates. The Funds recognize price drop fee income on a straight line basis over the period of the roll. For the year ended October 31, 2019, Total Return earned price drop fee income of $62. The price drop fee is included in Interest income within the Statements of Operations or Consolidated Statements of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. The interest expense is included within Interest income on the Statements of Operations or Consolidated Statements of Operations. In periods of increased demand of the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds, and is reflected in Interest income on the Statements of Operations or Consolidated Statements of Operations.

For the year ended October 31, 2019, the Funds’ average borrowings are as follows. Funds not listed in the subsequent table do not have any sale-buybacks during the year.

Fund	Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
Total Return	$5,058,220	233	2.28%

Open sale-buyback financing transactions at October 31, 2019, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statements of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at October 31, 2019, if any, are shown on a gross basis within the Schedule of Investments or Consolidated Schedule of Investments and Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Short sales: A short sale is a transaction in which the Funds sell securities they do not own, but have borrowed, in anticipation of a decline in the fair market value of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.

The Funds investing in short sales are liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. The Funds also bear other costs, such as charges for the prime

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations or Consolidated Statements of Operations.

Open short sale transactions at October 31, 2019, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and are reflected in Securities sold short, at value within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019. Funds not listed in the subsequent table have not entered into secured borrowing transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Core Bond
Securities Lending Transactions
Corporate Debt Securities	$3,179,110	$—	$—	$—	$3,179,110
Foreign Government Obligations	667,962	—	—	—	667,962
U.S. Government Obligations	9,731,801	—	—	—	9,731,801
Total Securities Lending Transactions	$13,578,873	$—	$—	$—	$13,578,873
Total Borrowings	$13,578,873	$—	$—	$—	$13,578,873

Global Real Estate Securities
Securities Lending Transactions
Common Stocks	$342,244	$—	$—	$—	$342,244
Total Borrowings	$342,244	$—	$—	$—	$342,244

International Value
Securities Lending Transactions
Common Stocks	$340,311	$—	$—	$—	$340,311
Total Borrowings	$340,311	$—	$—	$—	$340,311

Mid Cap Value
Securities Lending Transactions
Common Stocks	$2,674,110	$—	$—	$—	$2,674,110
Total Borrowings	$2,674,110	$—	$—	$—	$2,674,110

Total Return
Securities Lending Transactions
Corporate Debt Securities	$12,348,925	$—	$—	$—	$12,348,925
Reverse Repurchase Agreements
U.S. Government Obligations	$110,963,655	$85,080,020	$40,368,561	$—	$236,412,236
Cash	903,000	—	—	—	903,000
Total Reverse Repurchase Agreements	$111,866,655	$85,080,020	$40,368,561	$—	$237,315,236
Sale Buy-back Transactions
U.S. Government Obligations	$3,272,411	$—	$—	$—	$3,272,411
Total Borrowings	$127,487,991	$85,080,020	$40,368,561	$—	$252,936,572

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Funds may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Funds the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on foreign currency: The Funds may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on indices: The Funds may purchase or write options on indices. Purchasing or writing an option on indices gives the Funds the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Funds may purchase or write options on futures. Purchasing or writing options on futures gives the Funds the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Credit default swaptions: The Funds may purchase or write credit default swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. Purchasing or writing credit default swaptions gives the Funds the right, but not the obligation to buy or sell credit protection on a specific reference with a specific maturity.

Interest rate swaptions: The Funds may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

Open option contracts at October 31, 2019, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Funds may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments, as well as any periodic payments received or paid by the Fund, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statements of Operations or Consolidated Statements of Operations.

Credit default swap agreements: The Funds are subject to credit risk in the normal course of pursuing their investment objectives. The Funds enter into credit default swap agreements to manage their exposure to the market or certain sectors of the market to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Certain Funds sell credit default swap agreements, which exposes them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

agreements’ credit-risk-related contingent features would have been triggered, and the Funds would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Funds enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Funds with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Total return swap agreements: The Funds are subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing their investment objectives. The value of the commodity-linked investments held by the Funds can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting a Fund’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements and open OTC swap agreements at October 31, 2019, if any, are listed within the Schedule of Investments or Consolidated Schedule of Investments.

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2019, if any, are listed within the Schedule of Investments or Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Additionally, Managed Futures Strategy utilizes forward foreign currency contracts for speculative purposes. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statements of Operations or Consolidated Statements of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open forward foreign currency contracts at October 31, 2019, if any, are listed within the Schedule of Investments or Consolidated Schedule of Investments.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2019. Funds not listed in the subsequent tables do not have direct exposure to derivative investments during the year.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Global Real Estate Securities
OTC Swaps:
OTC swap agreements, at value	$—	$—	$48,141	$—	$—	$48,141
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	10,550	—	—	—	10,550
Total	$—	$10,550	$48,141	$—	$—	$58,691

Total Return
Purchased Options and swaptions:
Investments, at value (A)	$1,697	$9	$—	$—	$—	$1,706
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	676,345	—	—	433,727	—	1,110,072
OTC Swaps:
OTC swap agreements, at value	—	—	—	73,253	—	73,253
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	858,553	—	—	—	—	858,553
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	2,159,318	—	—	—	2,159,318
Total	$1,536,595	$2,159,327	$—	$506,980	$—	$4,202,902

Global Multifactor Macro
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$2,841,608	$—	$—	$—	$—	$2,841,608
OTC Swaps:
OTC swap agreements, at value	142,022	—	134,602	—	37,062	313,686
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	67,725	—	661,430	—	197,498	926,653
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	1,273,594	—	—	—	1,273,594
Total	$3,051,355	$1,273,594	$796,032	$—	$234,560	$5,355,541

Managed Futures Strategy
OTC Swaps:
OTC swap agreements, at value	$6,586	$—	$56,178	$—	$360,304	$423,068
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	363,524	—	940,206	—	391,474	1,695,204
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	5,774,769	—	—	—	5,774,769
Total	$370,110	$5,774,769	$996,384	$—	$751,778	$7,893,041

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Global Real Estate Securities
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(10,312)	$—	$—	$—	$(10,312)
Total	$—	$(10,312)	$—	$—	$—	$(10,312)

Total Return
Written Options and swaptions:
Written options and swaptions, at value (A)	$(18,555)	$—	$—	$—	$—	$(18,555)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(4,195,966)	—	—	(1,165,429)	—	(5,361,395)
OTC Swaps:
OTC swap agreements, at value	—	—	—	(59,640)	—	(59,640)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(1,360,161)	—	—	—	—	(1,360,161)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(5,195,511)	—	—	—	(5,195,511)
Total	$(5,574,682)	$(5,195,511)	$—	$(1,225,069)	$—	$(11,995,262)

Global Multifactor Macro
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$(3,448,267)	$—	$—	$—	$—	$(3,448,267)
OTC Swaps:
OTC swap agreements, at value	(481,626)	—	(34,698)	—	(137,715)	(654,039)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(163,940)	—	(475,535)	—	(356,138)	(995,613)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(1,031,379)	—	—	—	(1,031,379)
Total	$(4,093,833)	$(1,031,379)	$(510,233)	$—	$(493,853)	$(6,129,298)

Managed Futures Strategy
OTC Swaps:
OTC swap agreements, at value	$(256,375)	$—	$(9,868)	$—	$(388,839)	$(655,082)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(138,794)	—	(215,047)	—	(434,402)	(788,243)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(8,782,497)	—	—	—	(8,782,497)
Total	$(395,169)	$(8,782,497)	$(224,915)	$—	$(823,241)	$(10,225,822)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations or Consolidated Statements of Operations, categorized by primary market risk exposure as of October 31, 2019.

Realized Gain (Loss) on Derivative Investments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Global Real Estate Securities
Swap agreements	$—	$—	$—	$38,675	$—	$38,675
Forward foreign currency contracts	—	1,343	—	—	—	1,343
Total	$—	$1,343	$—	$38,675	$—	$40,018

International Value
Forward foreign currency contracts	$—	$(304)	$—	$—	$—	$(304)
Total	$—	$(304)	$—	$—	$—	$(304)

Total Return
Purchased options and swaptions (A)	$(73,391)	$(11,861)	$—	$—	$—	$(85,252)
Written options and swaptions	226,324	851,722	—	—	—	1,078,046
Swap agreements	2,718,944	—	—	152,810	—	2,871,754
Futures contracts	(6,319,884)	—	—	—	—	(6,319,884)
Forward foreign currency contracts	—	4,665,068	—	—	—	4,665,068
Total	$(3,448,007)	$5,504,929	$—	$152,810	$—	$2,209,732

Global Multifactor Macro
Swap agreements	$(5,103,538)	$—	$3,350,699	$—	$(17,837)	$(1,770,676)
Futures contracts	(432,806)	—	2,368,131	—	371,132	2,306,457
Forward foreign currency contracts	—	(266,469)	—	—	—	(266,469)
Total	$(5,536,344)	$(266,469)	$5,718,830	$—	$353,295	$269,312

Managed Futures Strategy
Swap agreements	$2,112,249	$—	$(851,909)	$—	$(2,775,557)	$(1,515,217)
Futures contracts	6,427,149	—	835,247	—	(5,407,488)	1,854,908
Forward foreign currency contracts	—	(749,622)	—	—	—	(749,622)
Total	$8,539,398	$(749,622)	$(16,662)	$—	$(8,183,045)	$(409,931)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Global Real Estate Securities
Swap agreements	$—	$—	$1,530	$—	$—	$1,530
Forward foreign currency contracts	—	238	—	—	—	238
Total	$—	$238	$1,530	$—	$—	$1,768

Total Return
Purchased options and swaptions (B)	$(46,324)	$4,776	$—	$—	$—	$(41,548)
Written options and swaptions	62,417	91,930	—	—	—	154,347
Swap agreements	(4,749,743)	—	—	(273,921)	—	(5,023,664)
Futures contracts	(702,204)	—	—	—	—	(702,204)
Forward foreign currency contracts	—	(5,630,301)	—	—	—	(5,630,301)
Total	$(5,435,854)	$(5,533,595)	$—	$(273,921)	$—	$(11,243,370)

Global Multifactor Macro
Swap agreements	$(1,698,923)	$—	$332,985	$—	$(97,058)	$(1,462,996)
Futures contracts	(96,338)	—	(895,611)	—	(77,971)	(1,069,920)
Forward foreign currency contracts	—	(372,318)	—	—	—	(372,318)
Total	$(1,795,261)	$(372,318)	$(562,626)	$—	$(175,029)	$(2,905,234)

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Managed Futures Strategy
Swap agreements	$(1,814,403)	$—	$86,576	$—	$1,184,416	$(543,411)
Futures contracts	(1,176,818)	—	(205,997)	—	1,055,449	(327,366)
Forward foreign currency contracts	—	(2,294,119)	—	—	—	(2,294,119)
Total	$(2,991,221)	$(2,294,119)	$(119,421)	$—	$2,239,865	$(3,164,896)

(A)	Included within Net realized gain (loss) on Investments in the Statements of Operations or Consolidated Statements of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statements of Operations or Consolidated Statements of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2019.

	Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Fund	Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
Global Real Estate Securities	$—	$—	$—	$—	$80,905	$—	$—	$1,961,536	$1,686,571	$—
International Value	—	—	—	—	—	—	—	1,246	747	—
Total Return	885	14,681	(81,017)	(25,167)	270,415,702	274,048,115	(258,235,235)	122,221,834	186,173,675	—
Global Multifactor Macro	—	—	—	—	830,982,724	61,472,881	(74,094,694)	118,241,575	126,341,918	—
Managed Futures Strategy	—	—	—	—	53,934,991	437,698,928	(119,515,442)	349,480,626	411,933,535	—

The applicable Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, a Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by a Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Cash collateral that has been received by a Fund from a counterparty, if

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments or Consolidated Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2019. For financial reporting purposes, the Funds do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements. Funds not listed in the subsequent tables do not have master netting agreements for open derivative positions during the year.

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Global Real Estate Securities
Bank of America, N.A.	$86	$(86)	$—	$—	$261	$(86)	$—	$175
BNP Paribas	2,649	(2,233)	—	416	2,233	(2,233)	—	—
Citibank, N.A.	513	—	—	513	—	—	—	—
Goldman Sachs International	48,141	—	—	48,141	—	—	—	—
HSBC Bank USA	751	(751)	—	—	3,305	(751)	—	2,554
JPMorgan Chase Bank, N.A.	252	(127)	—	125	127	(127)	—	—
Nomura International PLC	19	—	—	19	—	—	—	—
State Street Bank & Trust Co.	4,520	(3,215)	—	1,305	3,215	(3,215)	—	—
UBS AG	1,760	(1,171)	—	589	1,171	(1,171)	—	—

Total	$58,691	$(7,583)	$—	$51,108	$10,312	$(7,583)	$—	$2,729

Total Return
Bank of America, N.A.	$356,646	$(356,646)	$—	$—	$1,192,326	$(356,646)	$(835,680)	$—
Barclays Bank PLC	28,770	(16,760)	—	12,010	16,760	(16,760)	—	—
BNP Paribas	328,576	(205,517)	(123,059)	—	205,517	(205,517)	—	—
Citibank, N.A.	556,616	(556,616)	—	—	605,888	(556,616)	—	49,272
Deutsche Bank AG	—	—	—	—	145,446	—	—	145,446
Goldman Sachs Bank	217,058	(217,058)	—	—	310,610	(217,058)	—	93,552
Goldman Sachs International	19,825	(19,825)	—	—	59,640	(19,825)	—	39,815
HSBC Bank USA	228,094	(228,094)	—	—	937,433	(228,094)	(709,339)	—
JPMorgan Chase Bank, N.A.	398,704	(398,704)	—	—	1,519,349	(398,704)	(1,086,465)	34,180
Merrill Lynch International	42,797	—	—	42,797	—	—	—	—
Royal Bank of Scotland PLC	—	—	—	—	207,314	—	—	207,314
Standard Chartered Bank	55,495	(55,495)	—	—	55,610	(55,495)	—	115
Other Derivatives (C)	1,970,321	—	—	1,970,321	6,739,369	—	—	6,739,369

Total	$4,202,902	$(2,054,715)	$(123,059)	$2,025,128	$11,995,262	$(2,054,715)	$(2,631,484)	$7,309,063

Global Multifactor Macro
Citibank, N.A.	$1,300,746	$(1,169,094)	$(10,000)	$121,652	$1,169,094	$(1,169,094)	$—	$—
Goldman Sachs International	55,894	(28,891)	—	27,003	28,891	(28,891)	—	—
Merrill Lynch International	230,640	(230,640)	—	—	487,433	(230,640)	—	256,793
Other Derivatives (C)	3,768,261	—	—	3,768,261	4,443,880	—	—	4,443,880

Total	$5,355,541	$(1,428,625)	$(10,000)	$3,916,916	$6,129,298	$(1,428,625)	$—	$4,700,673

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Managed Futures Strategy
Bank of America, N.A.	$6,586	$(6,586)	$—	$—	$256,375	$(6,586)	$(249,789)	$—
Citibank, N.A.	5,940,248	(5,940,248)	—	—	9,064,580	(5,940,248)	(3,124,332)	—
Goldman Sachs International	23,122	(4,838)	—	18,284	4,838	(4,838)	—	—
Merrill Lynch International	227,881	(111,786)	—	116,095	111,786	(111,786)	—	—
Other Derivatives (C)	1,695,204	—	—	1,695,204	788,243	—	—	788,243

Total	$7,893,041	$(6,063,458)	$—	$1,829,583	$10,225,822	$(6,063,458)	$(3,374,121)	$788,243

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments or Consolidated Schedule of Investments.

8. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Arbitrage strategy risk: Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the values of two or more securities and may not perform as expected.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The Fund may be required to establish special custody or other arrangements before investing in emerging market countries. An investment in emerging market securities should be considered speculative.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels in the U.S., so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

8. RISK FACTORS (continued)

High-yield debt risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

LIBOR Risk: Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

9. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Funds do pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of October 31, 2019, the investment manager and/or other affiliated investment accounts held balances of each Fund as follows:

Fund	Account Balance	Percentage of Net Assets
Core Bond	$1,055,994,023	94.68%
Global Real Estate Securities	17,105,711	78.32%
International Value	9,767,638	100.00%
Long/Short Strategy	9,515,695	100.00%

Fund	Account Balance	Percentage of Net Assets
Mid Cap Value	$131,618,461	94.53%
Total Return	546,932,381	86.75%
Global Multifactor Macro	68,473,816	98.62%
Managed Futures Strategy	121,400,956	98.79%

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Fund	Rate
Core Bond
First $750 million	0.450%
Over $750 million up to $1 billion	0.390
Over $1 billion up to $1.5 billion	0.375
Over $1.5 billion up to $3 billion	0.370
Over $3 billion	0.365
Global Real Estate Securities
First $250 million	0.770
Over $250 million up to $500 million	0.750
Over $500 million up to $750 million	0.700
Over $750 million	0.680
International Value
First $500 million	0.710
Over $500 million up to $1 billion	0.700
Over $1 billion up to $2 billion	0.680
Over $2 billion up to $6 billion	0.660
Over $6 billion	0.650
Long/Short Strategy
First $300 million	1.230
Over $300 million up to $1 billion	1.180
Over $1 billion	1.155

Fund	Rate
Mid Cap Value
First $100 million	0.880%
Over $100 million up to $750 million	0.830
Over $750 million up to $1.5 billion	0.810
Over $1.5 billion	0.800
Total Return
First $250 million	0.680
Over $250 million up to $500 million	0.670
Over $500 million up to $750 million	0.660
Over $750 million up to $1 billion	0.630
Over $1 billion up to $3 billion	0.600
Over $3 billion	0.570
Global Multifactor Macro
First $150 million	1.250
Over $150 million up to $300 million	1.190
Over $300 million up to $500 million	1.140
Over $500 million up to $600 million	1.130
Over $600 million	1.080
Managed Futures Strategy
First $500 million	1.130
Over $500 million	1.080

Transamerica Cayman Global Multifactor Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd. entered into separate contracts with TAM for the management of the Subsidiaries pursuant to which the Subsidiaries pay TAM a fee that is the same, as a percentage of net assets, as the management fee of the Fund. TAM has contractually agreed to waive a portion of the Funds’ management fee in an amount equal to the management fee paid to TAM by the Subsidiaries. This management fee waiver, which is reflected in Expense waiver and/or reimbursement within the Consolidated Statements of Operations, may not be discontinued by TAM as long as its contract with the Subsidiaries is in place.

For the year ended October 31, 2019, the amounts waived were $226,596 and $359,519 for Transamerica Cayman Global Multifactor Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd., respectively, and are not subject to recapture.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations or the Consolidated Statements of Operations.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B)
Core Bond	0.60%	0.60%
Global Real Estate Securities	N/A	N/A
International Value	1.00	1.00
Long/Short Strategy	1.59	1.59
Mid Cap Value	1.05	1.05
Total Return	0.68	0.70	(C)
Global Multifactor Macro	1.50	1.50
Managed Futures Strategy	1.45	1.45

(A)	Current operating expense limit is effective through March 1, 2020.
(B)	Prior operating expense limit was effective through March 1, 2019 unless otherwise noted.
(C)	Prior operating expense limit was effective through August 1, 2019.

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations or Consolidated Statements of Operations.

For the years ended October 31, 2017, October 31, 2018 and October 31, 2019, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture by TAM during the year.

	Amounts Available from Fiscal Years
Fund	2017	2018	2019	Total
International Value	$—	$—	$154,674	$154,674
Long/Short Strategy	21,765	12,061	23,344	57,170
Total Return	—	34,500	374,151	408,651
Global Multifactor Macro	1,117,901	730,526	436,992	2,285,419
Managed Futures Strategy	966,388	1,173,597	690,312	2,830,297

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and Statements of Operations or Consolidated Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. For the year ended October 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations or Consolidated Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended October 31, 2019.

Cross-trades: The Funds are authorized to purchase or sell securities from and to other funds within TAF or between the Fund and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Fund participating in the transaction.

For the year ended October 31, 2019, the Funds did not engage in cross-trade transactions.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

10. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Core Bond	$118,109,294	$27,517,272	$187,548,036	$123,965,560
Global Real Estate Securities	31,908,180	—	36,249,618	—
International Value	3,047,939	—	2,796,715	—
Long/Short Strategy	23,063,198	—	24,667,902	—
Mid Cap Value	13,161,202	—	39,227,032	—
Total Return	114,669,055	154,243,339	143,740,001	108,776,647

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations or Consolidated Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off, forward contracts mark-to-market, futures contracts mark-to-market, futures straddle adjustment, swaps, passive foreign investment companies, securities sold short, subpart F income and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses, and investment in wholly owned foreign subsidiaries. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Core Bond	$—	$—
Global Real Estate Securities	2,939	(2,939)
International Value	—	—
Long/Short Strategy	(15,721)	15,721
Mid Cap Value	—	—
Total Return	—	—
Global Multifactor Macro	838,000	(838,000)
Managed Futures Strategy	(10,392,171)	10,392,171

As of October 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Core Bond	$1,069,840,552	$54,312,148	$(3,225,791)	$51,086,357
Global Real Estate Securities	19,696,603	2,931,744	(211,127)	2,720,617
International Value	10,268,447	671,716	(921,010)	(249,294)
Long/Short Strategy	8,750,220	2,113,855	(593,235)	1,520,620
Mid Cap Value	83,677,873	61,519,507	(3,100,199)	58,419,308
Total Return	1,108,260,725	32,768,546	(14,144,691)	18,623,855

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Global Multifactor Macro	$64,247,313	$2,025,077	$(2,994,387)	$(969,310)
Managed Futures Strategy	144,728,122	1,526,635	(31,498,866)	(29,972,231)

As of October 31, 2019, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Unlimited
Fund	Short-Term	Long-Term
Core Bond	$1,890,341	$2,087,790
International Value	191,638	30,708
Global Multifactor Macro	372,845	307,966
Managed Futures Strategy	10,178,766	7,956,512

During the year ended October 31, 2019, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Core Bond	$2,429,140
Total Return	14,883,858
Managed Futures Strategy	2,252,892

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

	2019 Distributions Paid From				2018 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Core Bond	$34,419,718	$—	$—	$—	$38,247,090	$—	$—	$—
Global Real Estate Securities	623,318	—	—	—	959,199	—	—	—
International Value	31,900	—	—	—	—	—	—	—
Long/Short Strategy	—	—	439,052	—	—	—	1,591,832	—
Mid Cap Value	2,104,142	—	30,237,287	—	1,920,557	—	17,316,867	—
Total Return	17,911,910	—	—	—	13,383,223	—	—	—
Global Multifactor Macro	—	—	—	—	4,578,138	—	—	—
Managed Futures Strategy	—	—	—	—	28,018	—	—	—

As of October 31, 2019, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Core Bond	$666,451	$—	$—	$(3,978,131)	$—	$(18,614)	$51,086,357
Global Real Estate Securities	723,434	—	707,011	—	—	—	2,720,272
International Value	207,329	—	—	(222,346)	—	—	(248,931)
Long/Short Strategy	—	—	959,045	—	(23,368)	(13,241)	1,520,620
Mid Cap Value	1,150,186	—	10,930,591	—	—	—	58,419,308
Total Return	10,650,413	—	—	—	—	(2,888,507)	18,703,069

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Global Multifactor Macro	$1,560,958	$—	$—	$(680,811)	$—	$(7,991,884)	$(958,018)
Managed Futures Strategy	4,624,281	—	—	(18,135,278)	—	(25,101,588)	(29,983,527)

12. RECLASSIFICATION

Certain amounts prior to November 1, 2015, have been reclassified for consistency with the current period presentation. These reclassifications had no effect on the net increase (decrease) in net assets resulting from operations. The Trust concluded that it was appropriate to reclassify certain borrowing costs, which relate to charges from a broker for securities sold short positions, as an expense which is included in Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations. Previously, the borrowing costs had been included in Net realized gain (loss) on securities sold short within the Statements of Operations. Corresponding reclassifications have been made to Net investment income (loss) per share, Net realized and unrealized gain (loss) per share and Expenses to average net asset ratios within the Financial Highlights. The impact of the reclassification is an increase to realized gain (loss) and total expenses, and a decrease in net investment income. All impacted amounts, as identified within the Financial Highlights, have been adjusted for purposes of comparability.

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

14. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

15. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

15. LEGAL PROCEEDINGS (continued)

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica Core Bond, Transamerica Global Real Estate Securities, Transamerica International Value, Transamerica Long/Short Strategy, Transamerica Mid Cap Value, Transamerica Total Return, Transamerica Global Multifactor Macro and Transamerica Managed Futures Strategy and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Core Bond, Transamerica Global Real Estate Securities, Transamerica International Value, Transamerica Long/Short Strategy, Transamerica Mid Cap Value and Transamerica Total Return (six of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2019, and the related statements of operations, the changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the statement of cash flows for Transamerica Long/Short Strategy for the year ended October 31, 2019, and the related notes (collectively referred to as the “financial statements”). We have also audited the accompanying consolidated statements of assets and liabilities of Transamerica Global Multifactor Macro and Transamerica Managed Futures Strategy (two of the funds constituting the Trust), including the consolidated schedules of investments, as of October 31, 2019, and the related consolidated statements of operations, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “consolidated financial statements”). Transamerica Core Bond, Transamerica Global Real Estate Securities, Transamerica International Value, Transamerica Long/Short Strategy, Transamerica Mid Cap Value, Transamerica Total Return, Transamerica Global Multifactor Macro and Transamerica Managed Futures Strategy are collectively referred to as the “Funds”. In our opinion, the financial statements and consolidated financial statements present fairly, in all material respects, the financial position or consolidated financial position of each of the Funds (eight of the funds constituting Transamerica Funds) at October 31, 2019, and the results of their operations or consolidated operations, changes in net assets or consolidated changes in net assets and their financial highlights or consolidated financial highlights for each of the periods indicated in the table below, and the statement of cash flows for Transamerica Long/Short Strategy for the year ended October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Transamerica Core Bond Transamerica Global Real Estate Securities Transamerica Long/Short Strategy Transamerica Mid Cap Value Transamerica Total Return Transamerica Managed Futures Strategy	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Transamerica Global Multifactor Macro	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the four years in the period ended October 31, 2019 and the period from March 3, 2015 (commencement of operations) through October 31, 2015
Transamerica International Value	For the year ended October 31, 2019	For the year ended October 31, 2019 and the period from August 31, 2018 (commencement of operations) through October 31, 2018

Basis for Opinion

These financial statements and consolidated financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements and consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Transamerica Funds	Annual Report 2019

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, brokers and others, or by other appropriate auditing procedures where replies from brokers or others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2019

Transamerica Funds	Annual Report 2019

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2019, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Global Real Estate Securities	$166,434
International Value	31,900
Mid Cap Value	2,104,142

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Global Real Estate Securities	1%
Mid Cap Value	100

For tax purposes, the long-term capital gain designations for the year ended October 31, 2019 are as follows:

Fund	Long-Term Capital Gain Designation
Long/Short Strategy	$439,052
Mid Cap Value	30,237,287

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
International Value	$247,194	$25,217

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 19-20, 2019, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Core Bond	Transamerica Managed Futures Strategy
Transamerica Global Multifactor Macro	Transamerica Mid Cap Value
Transamerica Global Real Estate Securities	Transamerica Total Return
Transamerica Long/Short Strategy

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements”) between TAM and the corresponding sub-adviser(s) listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”) and the renewal of the investment sub-sub-advisory agreements (each a “Sub-Sub-Advisory Agreement,” and collectively the “Sub-Sub-Advisory Agreements” and, together with the Sub-Advisory Agreements and the Management Agreement, the “Agreements”) with respect to the Transamerica Global Real Estate Securities Fund between BlackRock Investment Management, LLC and each of BlackRock International Limited and BlackRock (Singapore) Limited (each a “Sub-Sub-Adviser, and collectively the “Sub-Sub-Advisers”).

Fund	Sub-Adviser(s)
Transamerica Core Bond	J.P. Morgan Investment Management, Inc.
Transamerica Global Multifactor Macro	AQR Capital Management, LLC
Transamerica Global Real Estate Securities	BlackRock Investment Management, LLC (Sub-Sub-Advisers BlackRock International Limited and BlackRock (Singapore) Limited)
Transamerica Long/Short Strategy	J.P. Morgan Investment Management, Inc.
Transamerica Managed Futures Strategy	AQR Capital Management, LLC
Transamerica Mid Cap Value	J.P. Morgan Investment Management, Inc.
Transamerica Total Return	Pacific Investment Management Company LLC

Following its review and consideration, the Board determined that the terms of the Management Agreement, each Sub-Advisory Agreement, and each Sub-Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2020.

Prior to reaching their decision, the Trustees requested and received from TAM, each Sub-Adviser, and each Sub-Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM, each Sub-Adviser, and each Sub-Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM, each Sub-Adviser, and each Sub-Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser and each Sub-Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM, any Sub-Adviser, or any Sub-Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM, each Sub-Adviser, and each Sub-Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s, each Sub-Adviser’s, and each Sub-Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser and

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

each Sub-Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and Sub-Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2018. Based on these considerations, the Board determined that TAM, each Sub-Adviser, and each Sub-Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Core Bond. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1- and 5-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1- and 5-year periods and below its benchmark for the past 3-year period.

Transamerica Global Multifactor Macro. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-year period and below the median for the past 3-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-year period.

Transamerica Global Real Estate Securities. The Board noted that the performance of Class I2 Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s Sub-Adviser and Sub-Sub-Advisers had commenced subadvising the Fund on November 1, 2018 pursuant to its current investment objective, investment strategies and benchmark. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Transamerica Long/Short Strategy. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods, in line with the median for the past 5-year period and below the median for the past

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

10-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its primary benchmark for the past 3-, 5- and 10-year periods and below its primary benchmark for the past 1-year period. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on January 6, 2011 pursuant to its current investment strategies.

Transamerica Managed Futures Strategy. The Board noted that the performance of Class I2 Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3- and 5-year periods. The Trustees observed that the performance of the Fund had improved during the first quarter of 2019.

Transamerica Mid Cap Value. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 5- and 10-year periods and in line with the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-, 5- and 10-year periods. The Trustees also noted recent changes in the portfolio management team at J.P. Morgan Investment Management, Inc. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Total Return. The Board noted that the performance of Class I2 Shares of the Fund was in line with the median for its peer universe for the past 1-, 5- and 10-year periods and below the median for the past 3-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 3- and 10-year periods and below its benchmark for the past 1- and 5-year periods.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Advisers and the Sub-Sub-Advisers for sub-advisory services and sub-sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fee(s) and sub-sub-advisory fees, and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Core Bond. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Multifactor Macro. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Real Estate Securities. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the medians for its peer group and peer universe.

Transamerica Long/Short Strategy. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Managed Futures Strategy. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Value. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Total Return. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management fees, sub-advisory fees, and sub-sub-advisory fees to be received by TAM, the Sub-Advisers, and the Sub-Sub-Advisers under the Management Agreement, each Sub-Advisory Agreement, and each Sub-Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM, a Sub-Adviser, or a Sub-Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and each Sub-Sub-Adviser’s sub-sub-advisory fee schedule, and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Board considered that certain Funds’ sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers and the Sub-Sub-Advisers in light of any economies of scale experienced in the future.

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Benefits to TAM, its Affiliates, the Sub-Advisers, and/or the Sub-Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, the Sub-Advisers, and/or the Sub-Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds and that TAM believes the use of soft dollars by J.P. Morgan Investment Management, Inc. is generally appropriate and in the best interests of the applicable Funds. The Board also noted that J.P. Morgan Investment Management, Inc. participates in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers and the Sub-Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement, each Sub-Advisory Agreement, and each Sub-Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2019

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.

The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 133 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Fund’s website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (46)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

				133	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (2016 – present); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017 – present)

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (71)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	128	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (67)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	128	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (63)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2002 – 2015);	128	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (73)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	128	N/A
Fredric A. Nelson III (62)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	128	N/A
John E. Pelletier (55)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);	128	N/A

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (69)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 –present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	128	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (67)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	128	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);

Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)

(2013 – present)

Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);

Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2019

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (46)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (49)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST;

Vice President and Chief Investment Officer, TET (2017 – present)

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – present);

Registered Representative (2007 – 2016), TCI; and Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (59)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present);

Chief Investment Officer, TET (2017 – present)

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); and

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014).

Vincent J. Toner (49)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present), TET (2017 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); and

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014).

Transamerica Funds	Annual Report 2019

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Francine J. Rosenberger (51)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Chief Compliance Officer (2019 – present), TAM;

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (41)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Anti-Money Laundering Officer (2019 – present), TAM;

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present); Attorney, Anti-Money Laundering Compliance Officer (Annuity products), Transamerica Life Insurance Company/Aegon USA (2006 – 2015).

Erin D. Nelson (42)	Chief Legal Officer and Secretary	Since 2019

Chief Legal Officer and Secretary, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Assistant General Counsel and Assistant Secretary, TAM (2019 – present), Assistant General Counsel and Assistant Secretary, TFS (2019 – Present);

Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019);

Vice President, Deputy Chief Compliance Officer, ALPS Advisors, Inc. (2015).

Rhonda A. Mills (53)	Assistant Secretary	Since 2016

Assistant Secretary, Transamerica Funds, TST and TAAVF (2019 – present);

Secretary, Transamerica Funds, TST and TAAVF (2019); Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – 2019);

Assistant Secretary, TPP, TPFG and TPFG II (2016 – 2018);

Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;

Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present),

TFS; Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);

Managing Member, Mills Law, LLC (2010 – 2011);

Counsel, Old Mutual Capital (2006-2009);

Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and

Securities Counsel, J.D. Edwards (2000 – 2003).

Transamerica Funds	Annual Report 2019

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Blake Boettcher (33)	Tax Manager	Since 2018	Tax Manager, Transamerica Funds, TST, TAAVF and TET (2018 – present); Senior Manager – Tax, Charles Schwab Investment Management (2015 – 2017); and Tax Manager, Deloitte Tax LLP (2012 – 2015).
Peter Sattelmair (42)	Assistant Treasurer	Since 2018

Assistant Treasurer, Transamerica Funds, TST and TAAVF (2018 – present);

Director, Fund Administration, TAM (2014 – present); and

Vice President and Assistant Vice President, Fund Administration, State Street Corporation (2007 – 2014).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2019

LIQUIDITY RISK MANAGEMENT PROGRAM (“LRMP”)

(unaudited)

Per initial requirements for SEC Rule 22e-4, TAM established a LRMP in 2018. The Board appointed TAM as the LRMP Administrator in September of 2018 and approved the LRMP in March of 2019. In advance of the final compliance date of June 1, 2019, TAM successfully completed the liquidity rule implementation. All Funds were on-boarded to the State Street Global Exchange (SSGX) truView system (a third-party liquidity bucketing tool) at the end of December 2018. TAM currently has policies and procedures established for the day to day monitoring of liquidity risk, and continues to test and improve these policies and procedures as may be required.

Transamerica Funds	Annual Report 2019

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2019

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2019

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

134142 10/19

© 2019 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2019

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the funds intend to no longer mail paper copies of the funds’ shareholder reports, unless you specifically request paper copies of the reports from a fund or your financial intermediary (such as broker-dealer or bank). Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary or, if you are a direct shareholder with a fund, by calling 1-888-233-4339.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports where a fund is held through that intermediary. If you are a direct shareholder with a fund, you can call 1-888-233-4339 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Transamerica funds held directly with the fund complex.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2019

Dear Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission currently requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2019.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. As the period began, domestic and international markets were in the beginning phase of a fourth quarter decline which would eventually take the S&P 500® down almost 20% from its previous record high. Investor anxiety was primarily driven by two dynamics creating high levels of uncertainty as the year was concluding. These dynamics were Federal Reserve (“Fed”) policy and the ongoing trade dispute with China.

Selling accelerated into year-end as the Fed implemented its fourth rate hike of the year and ninth since its tightening cycle had begun three years earlier. This played into developing market fears that the Fed was on the verge of a major policy error, of raising rates into a slowing economy. Parallel to concerns with the Fed, the market also grappled with deteriorating trade relations with China and the prospect of additional U.S. imposed tariffs. Together, these two concerns sent stocks sliding as the market experienced its worst month of December in more than eighty-five years. Unlike the equity markets, however, the December strains also garnered a flight to quality in U.S. Treasury bonds and a large downward move in the 10-year Treasury yield which fell by over a half a percent, from 3.24% on November 8th to 2.69% by the end of 2018.

As the calendar turned to 2019, the Fed quickly changed its perspective to one of patience, and it became clear to the market that no further rate hikes were likely in the immediate future. In May, markets were surprised to hear that a trade deal with China would not come to fruition as expected, and a new round of tariffs went into effect. This jolted stocks to some extent, however, the Fed acted quickly, first by signaling in June that it was ready to reverse course and begin reducing rates starting with a rate cut of 0.25% at the July meeting. As trade uncertainty with China continued and the rhetoric escalated, the Fed cut rates twice more in September and October, negating three of the four hikes from the year past. During the summer, investors also witnessed the inversion of the yield curve, as long-term Treasury rates fell below short-term rates, stoking recession fears. However, by late October, after the Fed had enacted its third rate cut of the year, long-term rates rose, and the yield curve moved back into a traditional upward slope.

In the credit markets, investment grade and high yield bonds began 2019 with elongated credit spreads as a result of the economic fears created from the Fed’s tightening activity toward the end of 2018 and the potential impact of tariffs on the U.S. economy. As both those fears thawed throughout the year, credit spreads narrowed, market fundamentals remained strong and corporate bonds posted strong returns throughout the first half of the year. International developed and emerging markets equities also recovered well during this time.

As the autumn months began, investors could also recognize the continued strength in the economy. The unemployment rate continued close to the lowest level in a half century, wages continued to grow, inflation remained benign and consumer spending progressed on a strong path. In this environment, lower rates also helped equity valuations as the market looked forward to higher earnings growth in 2020.

For the 12-month period ended October 31, 2019, the S&P 500® Index returned 14.33% while the MSCI EAFE Index, representing international developed market equities, returned 11.63%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays U.S. Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2019, and held for the entire six-month period until October 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)

Transamerica ClearTrack® 2015
Class R1	$1,000.00	$1,037.90	$5.80	$1,019.50	$5.75	1.13%
Class R3	1,000.00	1,039.90	4.47	1,020.80	4.43	0.87
Class R6	1,000.00	1,041.60	2.47	1,022.80	2.45	0.48

Transamerica ClearTrack® 2020
Class R1	1,000.00	1,037.00	5.80	1,019.50	5.75	1.13
Class R3	1,000.00	1,038.00	4.47	1,020.80	4.43	0.87
Class R6	1,000.00	1,040.60	2.47	1,022.80	2.45	0.48

Transamerica ClearTrack® 2025
Class R1	1,000.00	1,036.40	5.90	1,019.40	5.85	1.15
Class R3	1,000.00	1,037.30	4.57	1,020.70	4.53	0.89
Class R6	1,000.00	1,039.80	2.57	1,022.70	2.55	0.50

Transamerica ClearTrack® 2030
Class R1	1,000.00	1,034.60	5.95	1,019.40	5.90	1.16
Class R3	1,000.00	1,036.50	4.62	1,020.70	4.58	0.90
Class R6	1,000.00	1,037.90	2.62	1,022.60	2.60	0.51

Transamerica ClearTrack® 2035
Class R1	1,000.00	1,033.20	5.94	1,019.40	5.90	1.16
Class R3	1,000.00	1,034.20	4.61	1,020.70	4.58	0.90
Class R6	1,000.00	1,035.60	2.62	1,022.60	2.60	0.51

Transamerica Funds	Annual Report 2019

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)

Transamerica ClearTrack® 2040
Class R1	$1,000.00	$1,030.00	$5.94	$1,019.40	$5.90	1.16%
Class R3	1,000.00	1,031.90	4.61	1,020.70	4.58	0.90
Class R6	1,000.00	1,034.10	2.61	1,022.60	2.60	0.51

Transamerica ClearTrack® 2045
Class R1	1,000.00	1,028.40	5.93	1,019.40	5.90	1.16
Class R3	1,000.00	1,030.20	4.61	1,020.70	4.58	0.90
Class R6	1,000.00	1,032.50	2.61	1,022.60	2.60	0.51

Transamerica ClearTrack® 2050
Class R1	1,000.00	1,027.20	5.93	1,019.40	5.90	1.16
Class R3	1,000.00	1,029.00	4.60	1,020.70	4.58	0.90
Class R6	1,000.00	1,031.20	2.61	1,022.60	2.60	0.51

Transamerica ClearTrack® 2055
Class R1	1,000.00	1,029.30	5.98	1,019.30	5.95	1.17
Class R3	1,000.00	1,030.30	4.66	1,020.60	4.63	0.91
Class R6	1,000.00	1,032.00	2.66	1,022.60	2.65	0.52

Transamerica ClearTrack® 2060
Class R1	1,000.00	1,029.30	5.98	1,019.30	5.95	1.17
Class R3	1,000.00	1,030.30	4.66	1,020.60	4.63	0.91
Class R6	1,000.00	1,032.00	2.66	1,022.60	2.65	0.52

Transamerica ClearTrack® Retirement Income
Class R1	1,000.00	1,040.60	5.76	1,019.60	5.70	1.12
Class R3	1,000.00	1,042.60	4.48	1,020.80	4.43	0.87
Class R6	1,000.00	1,044.20	2.42	1,022.80	2.40	0.47

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the Underlying ETFs in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Funds’ Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2015

(unaudited)

MARKET ENVIRONMENT

Over the past year, global fixed income and global equity markets rallied. Within fixed income markets, for the 12-month period ended October 31, 2019, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%, outperforming the Bloomberg Barclays Global Aggregate Bond Index, which returned 9.54%. Fixed income was supported by the dovish activity of global central banks. In the U.S., the U.S. Federal Reserve cut interest rates by 25 basis points three times since July. In August, the U.S. 2-year-10-year yield differential inverted for the first time in over a decade and the 30-year Treasury yield dropped below 2% for the first time. The European Central Bank announced additional stimulus in September and reduced the deposit rate.

Within the U.S., large cap stocks strongly outperformed small cap stocks, with the S&P 500® Index returning 14.33% versus the Russell 2000® Index which returned 4.90%. Large cap outperformance was driven by the rebound during the first quarter of 2019, when the S&P 500® Index returned 13.65%. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2019.

Crude oil declined over the past year which was largely driven by the last two months of 2018. During that period, market concerns around over-supply spiked. Crude oil rebounded in the first quarter of 2019 due to tighter global supply conditions. This was driven by the U.S. reducing its drilling, combined with Venezuelan sanctions and outages, and Saudi Arabia affirming its commitment to cutting oil output. Trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout the fiscal year.

PERFORMANCE

For the year ended October 31, 2019, Transamerica ClearTrack® 2015 (Class R6) returned 11.00%. By comparison, its benchmark, the Dow Jones Target 2015 Index, returned 8.47%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and a variety of investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the asset mix will become static.

The Fund’s glide path includes the use of a dynamic rebalancing strategy, which seeks to limit an investor’s exposure to extended periods of market declines, in the five years before and after retirement. Dynamic Rebalancing systematically raises the Fund’s allocation to cash in response to rising volatility and declines in the Fund’s net asset value. This works best during extended market declines, and often leads to underperformance in sideways, or oscillating, markets.

For the year ended October 31, 2019, the Fund outperformed its benchmark, the Dow Jones Target 2015 Index. Asset allocation effects were the primary factor in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within fixed income, the allocation to U.S. core fixed income contributed the most. The Fund had positive absolute returns for the one year period. In absolute terms, all of the Fund’s underlying holdings posted positive returns. The top performing holdings were the Schwab U.S. Large-Cap ETF and the Vanguard FTSE Emerging Markets ETF. The worst performer was the Xtrackers USD High Yield Corporate Bond ETF.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	47.3%
U.S. Equity Funds	34.2
International Equity Funds	12.2
International Fixed Income Fund	5.6
Repurchase Agreement	0.9
Other Investment Company	0.1
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2015

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception		Inception Date
Class R1 (NAV)	10.23%	3.56%		03/02/2015
Class R3 (NAV)	N/A	6.91	%(A)	03/01/2019
Class R6 (NAV)	11.00%	4.23%		03/02/2015
Dow Jones Target 2015 Index (B)	8.47%	3.54%

(A) Not annualized.

(B) The Dow Jones Target 2015 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2015

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 12.2%
Vanguard FTSE Developed Markets ETF	91,823	$ 3,893,295
Vanguard FTSE Emerging Markets ETF	18,481	773,430

		4,666,725

International Fixed Income Fund - 5.6%
Vanguard Total International Bond ETF	36,811	2,153,075

U.S. Equity Funds - 34.2%
Schwab U.S. Large-Cap ETF	163,375	11,838,153
Schwab U.S. Small-Cap ETF (A)	17,713	1,260,988

		13,099,141

U.S. Fixed Income Funds - 47.3%
iShares Core U.S. Aggregate Bond ETF	128,582	14,549,053
iShares TIPS Bond ETF	19,340	2,244,601
Xtrackers USD High Yield Corporate Bond ETF	26,607	1,327,955

		18,121,609

Total Exchange-Traded Funds (Cost $33,624,979)		38,040,550

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (B)	50,925	50,925

Total Other Investment Company (Cost $50,925)		50,925

Principal	Value
REPURCHASE AGREEMENT - 0.9%

Fixed Income Clearing Corp., 0.85% (B), dated 10/31/2019, to be repurchased at $333,659 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $344,724.

$ 333,651	$ 333,651

Total Repurchase Agreement (Cost $333,651)	333,651

Total Investments (Cost $34,009,555)	38,425,126
Net Other Assets (Liabilities) - (0.3)%	(119,813)

Net Assets - 100.0%	$ 38,305,313

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$38,040,550	$—	$—	$38,040,550
Other Investment Company	50,925	—	—	50,925
Repurchase Agreement	—	333,651	—	333,651

Total Investments	$38,091,475	$333,651	$—	$38,425,126

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $49,833. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2020

(unaudited)

MARKET ENVIRONMENT

Over the past year, global fixed income and global equity markets rallied. Within fixed income markets, for the 12-month period ended October 31, 2019, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%, outperforming the Bloomberg Barclays Global Aggregate Bond Index, which returned 9.54%. Fixed income was supported by the dovish activity of global central banks. In the U.S., the U.S. Federal Reserve cut interest rates by 25 basis points three times since July. In August, the U.S. 2-year-10-year yield differential inverted for the first time in over a decade and the 30-year Treasury yield dropped below 2% for the first time. The European Central Bank announced additional stimulus in September and reduced the deposit rate.

Within the U.S., large cap stocks strongly outperformed small cap stocks, with the S&P 500® Index returning 14.33% versus the Russell 2000® Index which returned 4.90%. Large cap outperformance was driven by the rebound during the first quarter of 2019, when the S&P 500® Index returned 13.65%. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2019.

Crude oil declined over the past year which was largely driven by the last two months of 2018. During that period, market concerns around over-supply spiked. Crude oil rebounded in the first quarter of 2019 due to tighter global supply conditions. This was driven by the U.S. reducing its drilling, combined with Venezuelan sanctions and outages, and Saudi Arabia affirming its commitment to cutting oil output. Trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout the fiscal year.

PERFORMANCE

For the year ended October 31, 2019, Transamerica ClearTrack® 2020 (Class R6) returned 10.77%. By comparison, its benchmark, the Dow Jones Target 2020 Index, returned 10.06%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and a variety of investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the asset mix will become static.

The Fund’s glide path includes the use of a dynamic rebalancing strategy, which seeks to limit an investor’s exposure to extended periods of market declines, in the five years before and after retirement. Dynamic Rebalancing systematically raises the Fund’s allocation to cash in response to rising volatility and declines in the Fund’s net asset value. This works best during extended market declines, and often leads to underperformance in sideways, or oscillating, markets.

For the year ended October 31, 2019, the Fund outperformed its benchmark, the Dow Jones Target 2020 Index. Asset allocation effects were the primary factor in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within fixed income, the allocation to U.S. core fixed income contributed the most. The Fund had positive absolute returns for the one year period. In absolute terms, all of the Fund’s underlying holdings posted positive returns. The top performing holdings were the Schwab U.S. Large-Cap ETF and the Vanguard FTSE Emerging Markets ETF. The worst performer was the Xtrackers USD High Yield Corporate Bond ETF.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	42.8%
U.S. Equity Funds	37.1
International Equity Funds	14.6
International Fixed Income Fund	4.8
Other Investment Company	1.7
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(1.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2020

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception		Inception Date
Class R1 (NAV)	9.99%	3.68%		03/02/2015
Class R3 (NAV)	N/A	6.82	%(A)	03/01/2019
Class R6 (NAV)	10.77%	4.35%		03/02/2015
Dow Jones Target 2020 Index (B)	10.06%	4.21%

(A) Not annualized.

(B) The Dow Jones Target 2020 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2020

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 14.6%
Vanguard FTSE Developed Markets ETF	150,318	$ 6,373,483
Vanguard FTSE Emerging Markets ETF	29,207	1,222,313

		7,595,796

International Fixed Income Fund - 4.8%
Vanguard Total International Bond ETF (A)	42,321	2,475,355

U.S. Equity Funds - 37.1%
Schwab U.S. Large-Cap ETF	243,216	17,623,431
Schwab U.S. Small-Cap ETF (A)	23,853	1,698,095

		19,321,526

U.S. Fixed Income Funds - 42.8%
iShares Core U.S. Aggregate Bond ETF	162,545	18,391,967
iShares TIPS Bond ETF	22,072	2,561,676
Xtrackers USD High Yield Corporate Bond ETF	27,468	1,370,928

		22,324,571

Total Exchange-Traded Funds (Cost $45,631,424)		51,717,248

OTHER INVESTMENT COMPANY - 1.7%
Securities Lending Collateral - 1.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (B)	905,875	905,875

Total Other Investment Company (Cost $905,875)		905,875

	Principal	Value
REPURCHASE AGREEMENT - 0.4%

Fixed Income Clearing Corp., 0.85% (B), dated 10/31/2019, to be repurchased at $192,896 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $197,709.

	$ 192,892	$ 192,892

Total Repurchase Agreement (Cost $192,892)		192,892

Total Investments (Cost $46,730,191)		52,816,015
Net Other Assets (Liabilities) - (1.4)%		(705,835)

Net Assets - 100.0%		$ 52,110,180

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$51,717,248	$—	$—	$51,717,248
Other Investment Company	905,875	—	—	905,875
Repurchase Agreement	—	192,892	—	192,892

Total Investments	$52,623,123	$192,892	$—	$52,816,015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $886,741. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2025

(unaudited)

MARKET ENVIRONMENT

Over the past year, global fixed income and global equity markets rallied. Within fixed income markets, for the 12-month period ended October 31, 2019, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%, outperforming the Bloomberg Barclays Global Aggregate Bond Index, which returned 9.54%. Fixed income was supported by the dovish activity of global central banks. In the U.S., the U.S. Federal Reserve cut interest rates by 25 basis points three times since July. In August, the U.S. 2-year-10-year yield differential inverted for the first time in over a decade and the 30-year Treasury yield dropped below 2% for the first time. The European Central Bank announced additional stimulus in September and reduced the deposit rate.

Within the U.S., large cap stocks strongly outperformed small cap stocks, with the S&P 500® Index returning 14.33% versus the Russell 2000® Index which returned 4.90%. Large cap outperformance was driven by the rebound during the first quarter of 2019, when the S&P 500® Index returned 13.65%. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2019.

Crude oil declined over the past year which was largely driven by the last two months of 2018. During that period, market concerns around over-supply spiked. Crude oil rebounded in the first quarter of 2019 due to tighter global supply conditions. This was driven by the U.S. reducing its drilling, combined with Venezuelan sanctions and outages, and Saudi Arabia affirming its commitment to cutting oil output. Trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout the fiscal year.

PERFORMANCE

For the year ended October 31, 2019, Transamerica ClearTrack® 2025 (Class R6) returned 11.89%. By comparison, its benchmark, the Dow Jones Target 2025 Index, returned 10.58%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and a variety of investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the asset mix will become static.

For the year ended October 31, 2019, the Fund outperformed its benchmark, the Dow Jones Target 2025 Index. Asset allocation effects were the primary factor in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within fixed income, the allocation to U.S. core fixed income contributed the most. The Fund had positive absolute returns for the one year period. In absolute terms, all of the Fund’s underlying holdings posted positive returns. The top performing holdings were the Schwab U.S. REIT ETF, and the Schwab U.S. Large-Cap ETF. The worst performer was the Xtrackers USD High Yield Corporate Bond ETF.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	40.1%
U.S. Fixed Income Funds	38.1
International Equity Funds	17.6
International Fixed Income Fund	2.9
Repurchase Agreement	1.5
Other Investment Company	0.4
Net Other Assets (Liabilities)	(0.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2025

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception		Inception Date
Class R1 (NAV)	11.23%	4.53%		03/02/2015
Class R3 (NAV)	N/A	6.83	%(A)	03/01/2019
Class R6 (NAV)	11.89%	5.21%		03/02/2015
Dow Jones Target 2025 Index (B)	10.58%	4.85%

(A) Not annualized.

(B) The Dow Jones Target 2025 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2025

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.7%
International Equity Funds - 17.6%
Vanguard FTSE Developed Markets ETF	264,240	$ 11,203,776
Vanguard FTSE Emerging Markets ETF	49,342	2,064,963

		13,268,739

International Fixed Income Fund - 2.9%
Vanguard Total International Bond ETF	36,991	2,163,604

U.S. Equity Funds - 40.1%
Schwab U.S. Large-Cap ETF	378,452	27,422,632
Schwab U.S. REIT ETF (A)	9,579	456,727
Schwab U.S. Small-Cap ETF (A)	32,724	2,329,621

		30,208,980

U.S. Fixed Income Funds - 38.1%
iShares Core U.S. Aggregate Bond ETF	222,873	25,218,080
iShares TIPS Bond ETF	18,591	2,157,671
Xtrackers USD High Yield Corporate Bond ETF	26,469	1,321,068

		28,696,819

Total Exchange-Traded Funds (Cost $64,683,530)		74,338,142

OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (B)	307,327	307,327

Total Other Investment Company (Cost $307,327)		307,327

	Principal	Value
REPURCHASE AGREEMENT - 1.5%

Fixed Income Clearing Corp., 0.85% (B), dated 10/31/2019, to be repurchased at $1,103,914 on 11/01/2019. Collateralized by a U.S. Government Obligation, 1.88%, due 05/31/2022, and with a value of $1,130,492.

	$ 1,103,888	$ 1,103,888

Total Repurchase Agreement (Cost $1,103,888)		1,103,888

Total Investments (Cost $66,094,745)		75,749,357
Net Other Assets (Liabilities) - (0.6)%		(434,949)

Net Assets - 100.0%		$ 75,314,408

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$74,338,142	$—	$—	$74,338,142
Other Investment Company	307,327	—	—	307,327
Repurchase Agreement	—	1,103,888	—	1,103,888

Total Investments	$74,645,469	$1,103,888	$—	$75,749,357

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $300,590. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2030

(unaudited)

MARKET ENVIRONMENT

Over the past year, global fixed income and global equity markets rallied. Within fixed income markets, for the 12-month period ended October 31, 2019, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%, outperforming the Bloomberg Barclays Global Aggregate Bond Index, which returned 9.54%. Fixed income was supported by the dovish activity of global central banks. In the U.S., the U.S. Federal Reserve cut interest rates by 25 basis points three times since July. In August, the U.S. 2-year-10-year yield differential inverted for the first time in over a decade and the 30-year Treasury yield dropped below 2% for the first time. The European Central Bank announced additional stimulus in September and reduced the deposit rate.

Within the U.S., large cap stocks strongly outperformed small cap stocks, with the S&P 500® Index returning 14.33% versus the Russell 2000® Index which returned 4.90%. Large cap outperformance was driven by the rebound during the first quarter of 2019, when the S&P 500® Index returned 13.65%. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2019.

Crude oil declined over the past year which was largely driven by the last two months of 2018. During that period, market concerns around over-supply spiked. Crude oil rebounded in the first quarter of 2019 due to tighter global supply conditions. This was driven by the U.S. reducing its drilling, combined with Venezuelan sanctions and outages, and Saudi Arabia affirming its commitment to cutting oil output. Trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout the fiscal year.

PERFORMANCE

For the year ended October 31, 2019, Transamerica ClearTrack® 2030 (Class R6) returned 12.13%. By comparison, its benchmark, the Dow Jones Target 2030 Index, returned 11.01%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and a variety of investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the asset mix will become static.

For the year ended October 31, 2019, the Fund outperformed its benchmark, the Dow Jones Target 2030 Index. Asset allocation effects were the primary factor in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within fixed income, the allocation to U.S. core fixed income contributed the most. The Fund had positive absolute returns for the one year period. In absolute terms, all of the Fund’s underlying holdings posted positive returns. The top performing holdings were the Schwab U.S. REIT ETF, and the Schwab U.S. Large-Cap ETF. The worst performer was the Xtrackers USD High Yield Corporate Bond ETF.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	44.9%
U.S. Fixed Income Funds	32.3
International Equity Funds	19.7
International Fixed Income Fund	1.9
Repurchase Agreement	1.4
Other Investment Company	0.2
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2030

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception		Inception Date
Class R1 (NAV)	11.38%	5.03%		03/02/2015
Class R3 (NAV)	N/A	6.87	%(A)	03/01/2019
Class R6 (NAV)	12.13%	5.72%		03/02/2015
Dow Jones Target 2030 Index (B)	11.01%	5.53%

(A) Not annualized.

(B) The Dow Jones Target 2030 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2030

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.8%
International Equity Funds - 19.7%
Vanguard FTSE Developed Markets ETF	226,014	$ 9,582,993
Vanguard FTSE Emerging Markets ETF	43,934	1,838,638

		11,421,631

International Fixed Income Fund - 1.9%
Vanguard Total International Bond ETF	19,115	1,118,036

U.S. Equity Funds - 44.9%
Schwab U.S. Large-Cap ETF	324,898	23,542,109
Schwab U.S. REIT ETF (A)	8,951	426,784
Schwab U.S. Small-Cap ETF (A)	27,601	1,964,915

		25,933,808

U.S. Fixed Income Funds - 32.3%
iShares Core U.S. Aggregate Bond ETF	150,334	17,010,292
iShares TIPS Bond ETF	9,549	1,108,257
Xtrackers USD High Yield Corporate Bond ETF	10,628	530,444

		18,648,993

Total Exchange-Traded Funds (Cost $48,631,554)		57,122,468

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (B)	140,446	140,446

Total Other Investment Company (Cost $140,446)		140,446

	Principal	Value
REPURCHASE AGREEMENT - 1.4%

Fixed Income Clearing Corp., 0.85% (B), dated 10/31/2019, to be repurchased at $781,467 on 11/01/2019. Collateralized by a U.S. Government Obligation, 2.13%, due 05/15/2022, and with a value of $801,892.

	$ 781,449	$ 781,449

Total Repurchase Agreement (Cost $781,449)		781,449

Total Investments (Cost $49,553,449)		58,044,363
Net Other Assets (Liabilities) - (0.4)%		(239,117)

Net Assets - 100.0%		$ 57,805,246

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$57,122,468	$—	$—	$57,122,468
Other Investment Company	140,446	—	—	140,446
Repurchase Agreement	—	781,449	—	781,449

Total Investments	$57,262,914	$781,449	$—	$58,044,363

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $137,387. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2035

(unaudited)

MARKET ENVIRONMENT

Over the past year, global fixed income and global equity markets rallied. Within fixed income markets, for the 12-month period ended October 31, 2019, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%, outperforming the Bloomberg Barclays Global Aggregate Bond Index, which returned 9.54%. Fixed income was supported by the dovish activity of global central banks. In the U.S., the U.S. Federal Reserve cut interest rates by 25 basis points three times since July. In August, the U.S. 2-year-10-year yield differential inverted for the first time in over a decade and the 30-year Treasury yield dropped below 2% for the first time. The European Central Bank announced additional stimulus in September and reduced the deposit rate.

Within the U.S., large cap stocks strongly outperformed small cap stocks, with the S&P 500® Index returning 14.33% versus the Russell 2000® Index which returned 4.90%. Large cap outperformance was driven by the rebound during the first quarter of 2019, when the S&P 500® Index returned 13.65%. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2019.

Crude oil declined over the past year which was largely driven by the last two months of 2018. During that period, market concerns around over-supply spiked. Crude oil rebounded in the first quarter of 2019 due to tighter global supply conditions. This was driven by the U.S. reducing its drilling, combined with Venezuelan sanctions and outages, and Saudi Arabia affirming its commitment to cutting oil output. Trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout the fiscal year.

PERFORMANCE

For the year ended October 31, 2019, Transamerica ClearTrack® 2035 (Class R6) returned 12.22%. By comparison, its benchmark, the Dow Jones Target 2035 Index, returned 11.34%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and a variety of investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the asset mix will become static.

For the year ended October 31, 2019, the Fund outperformed its benchmark, the Dow Jones Target 2035 Index. Asset allocation effects were the primary factor in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within fixed income, the allocation to U.S. core fixed income contributed the most. The Fund had positive absolute returns for the one year period. In absolute terms, all of the Fund’s underlying holdings posted positive returns. The top performing holdings were the Schwab U.S. REIT ETF, and the Schwab U.S. Large-Cap ETF. The worst performer was the Schwab U.S. Small-Cap ETF.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	51.0%
U.S. Fixed Income Fund	24.6
International Equity Funds	22.0
International Fixed Income Fund	1.5
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	0.4
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2035

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception		Inception Date
Class R1 (NAV)	11.65%	5.47%		03/02/2015
Class R3 (NAV)	N/A	6.78	%(A)	03/01/2019
Class R6 (NAV)	12.22%	6.14%		03/02/2015
Dow Jones Target 2035 Index (B)	11.34%	6.02%

(A) Not annualized.

(B) The Dow Jones Target 2035 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2035

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.1%
International Equity Funds - 22.0%
Vanguard FTSE Developed Markets ETF	253,478	$ 10,747,467
Vanguard FTSE Emerging Markets ETF	49,907	2,088,608

		12,836,075

International Fixed Income Fund - 1.5%
Vanguard Total International Bond ETF	14,532	849,977

U.S. Equity Funds - 51.0%
Schwab U.S. Large-Cap ETF	371,674	26,931,498
Schwab U.S. REIT ETF	11,475	547,128
Schwab U.S. Small-Cap ETF	30,687	2,184,608

		29,663,234

U.S. Fixed Income Fund - 24.6%
iShares Core U.S. Aggregate Bond ETF	126,668	14,332,484

Total Exchange-Traded Funds (Cost $47,584,945)		57,681,770

	Principal	Value
REPURCHASE AGREEMENT - 0.5%

Fixed Income Clearing Corp., 0.85% (A), dated 10/31/2019, to be repurchased at $268,016 on 11/01/2019. Collateralized by a U.S. Government Obligation, 2.13%, due 05/15/2022, and with a value of $275,810.

	$ 268,009	$ 268,009

Total Repurchase Agreement (Cost $268,009)		268,009

Total Investments (Cost $47,852,954)		57,949,779
Net Other Assets (Liabilities) - 0.4%		260,718

Net Assets - 100.0%		$ 58,210,497

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$57,681,770	$—	$—	$57,681,770
Repurchase Agreement	—	268,009	—	268,009

Total Investments	$57,681,770	$268,009	$—	$57,949,779

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2019.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2040

(unaudited)

MARKET ENVIRONMENT

Over the past year, global fixed income and global equity markets rallied. Within fixed income markets, for the 12-month period ended October 31, 2019, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%, outperforming the Bloomberg Barclays Global Aggregate Bond Index, which returned 9.54%. Fixed income was supported by the dovish activity of global central banks. In the U.S., the U.S. Federal Reserve cut interest rates by 25 basis points three times since July. In August, the U.S. 2-year-10-year yield differential inverted for the first time in over a decade and the 30-year Treasury yield dropped below 2% for the first time. The European Central Bank announced additional stimulus in September and reduced the deposit rate.

Within the U.S., large cap stocks strongly outperformed small cap stocks, with the S&P 500® Index returning 14.33% versus the Russell 2000® Index which returned 4.90%. Large cap outperformance was driven by the rebound during the first quarter of 2019, when the S&P 500® Index returned 13.65%. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2019.

Crude oil declined over the past year which was largely driven by the last two months of 2018. During that period, market concerns around over-supply spiked. Crude oil rebounded in the first quarter of 2019 due to tighter global supply conditions. This was driven by the U.S. reducing its drilling, combined with Venezuelan sanctions and outages, and Saudi Arabia affirming its commitment to cutting oil output. Trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout the fiscal year.

PERFORMANCE

For the year ended October 31, 2019, Transamerica ClearTrack® 2040 (Class R6) returned 12.36%. By comparison, its benchmark, the Dow Jones Target 2040 Index, returned 11.59%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and a variety of investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the asset mix will become static.

For the year ended October 31, 2019, the Fund outperformed its benchmark, the Dow Jones Target 2040 Index. Asset allocation effects were the primary factor in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within fixed income, the allocation to U.S. core fixed income contributed the most. The Fund had positive absolute returns for the one year period. In absolute terms, all of the Fund’s underlying holdings posted positive returns. The top performing holdings were the Schwab U.S. REIT ETF, and the Schwab U.S. Large-Cap ETF. The worst performer was the Schwab U.S. Small-Cap ETF.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	55.0%
International Equity Funds	24.1
U.S. Fixed Income Fund	18.9
Repurchase Agreement	1.2
International Fixed Income Fund	1.0
Other Investment Company	0.0 *
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2040

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception		Inception Date
Class R1 (NAV)	11.54%	5.79%		03/02/2015
Class R3 (NAV)	N/A	6.68	%(A)	03/01/2019
Class R6 (NAV)	12.36%	6.57%		03/02/2015
Dow Jones Target 2040 Index (B)	11.59%	6.42%

(A) Not annualized.

(B) The Dow Jones Target 2040 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2040

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.0%
International Equity Funds - 24.1%
Vanguard FTSE Developed Markets ETF	252,709	$ 10,714,862
Vanguard FTSE Emerging Markets ETF	47,119	1,971,930

		12,686,792

International Fixed Income Fund - 1.0%
Vanguard Total International Bond ETF	8,606	503,365

U.S. Equity Funds - 55.0%
Schwab U.S. Large-Cap ETF (A)	362,970	26,300,806
Schwab U.S. REIT ETF	11,967	570,586
Schwab U.S. Small-Cap ETF	28,346	2,017,952

		28,889,344

U.S. Fixed Income Fund - 18.9%
iShares Core U.S. Aggregate Bond ETF	87,835	9,938,530

Total Exchange-Traded Funds (Cost $42,541,150)		52,018,031

OTHER INVESTMENT COMPANY - 0.0% (B)
Securities Lending Collateral - 0.0% (B)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (C)	7,400	7,400

Total Other Investment Company (Cost $7,400)		7,400

	Principal	Value
REPURCHASE AGREEMENT - 1.2%

Fixed Income Clearing Corp., 0.85% (C), dated 10/31/2019, to be repurchased at $654,999 on 11/01/2019. Collateralized by a U.S. Government Obligation, 2.13%, due 05/15/2022, and with a value of $669,095.

	$ 654,984	$ 654,984

Total Repurchase Agreement (Cost $654,984)		654,984

Total Investments (Cost $43,203,534)		52,680,415
Net Other Assets (Liabilities) - (0.2)%		(91,033)

Net Assets - 100.0%		$ 52,589,382

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$52,018,031	$—	$—	$52,018,031
Other Investment Company	7,400	—	—	7,400
Repurchase Agreement	—	654,984	—	654,984

Total Investments	$52,025,431	$654,984	$—	$52,680,415

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $7,246. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Rates disclosed reflect the yields at October 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2045

(unaudited)

MARKET ENVIRONMENT

Over the past year, global fixed income and global equity markets rallied. Within fixed income markets, for the 12-month period ended October 31, 2019, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%, outperforming the Bloomberg Barclays Global Aggregate Bond Index, which returned 9.54%. Fixed income was supported by the dovish activity of global central banks. In the U.S., the U.S. Federal Reserve cut interest rates by 25 basis points three times since July. In August, the U.S. 2-year-10-year yield differential inverted for the first time in over a decade and the 30-year Treasury yield dropped below 2% for the first time. The European Central Bank announced additional stimulus in September and reduced the deposit rate.

Within the U.S., large cap stocks strongly outperformed small cap stocks, with the S&P 500® Index returning 14.33% versus the Russell 2000® Index which returned 4.90%. Large cap outperformance was driven by the rebound during the first quarter of 2019, when the S&P 500® Index returned 13.65%. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2019.

Crude oil declined over the past year which was largely driven by the last two months of 2018. During that period, market concerns around over-supply spiked. Crude oil rebounded in the first quarter of 2019 due to tighter global supply conditions. This was driven by the U.S. reducing its drilling, combined with Venezuelan sanctions and outages, and Saudi Arabia affirming its commitment to cutting oil output. Trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout the fiscal year.

PERFORMANCE

For the year ended October 31, 2019, Transamerica ClearTrack® 2045 (Class R6) returned 12.70%. By comparison, its benchmark, the Dow Jones Target 2045 Index, returned 11.68%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and a variety of investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the asset mix will become static.

For the year ended October 31, 2019, the Fund outperformed its benchmark, the Dow Jones Target 2045 Index. Asset allocation effects were the primary factor in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within fixed income, the allocation to U.S. core fixed income contributed the most. The Fund had positive absolute returns for the one year period. In absolute terms, all of the Fund’s underlying holdings posted positive returns. The top performing holdings were the Schwab U.S. REIT ETF, and the Schwab U.S. Large-Cap ETF. The worst performer was the Schwab U.S. Small-Cap ETF.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	62.7%
International Equity Funds	26.9
U.S. Fixed Income Fund	9.6
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2045

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception		Inception Date
Class R1 (NAV)	11.97%	6.25%		03/02/2015
Class R3 (NAV)	N/A	6.71	%(A)	03/01/2019
Class R6 (NAV)	12.70%	6.95%		03/02/2015
Dow Jones Target 2045 Index (B)	11.68%	6.69%

(A) Not annualized.

(B) The Dow Jones Target 2045 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2045

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.2%
International Equity Funds - 26.9%
Vanguard FTSE Developed Markets ETF	186,680	$ 7,915,232
Vanguard FTSE Emerging Markets ETF	34,248	1,433,279

		9,348,511

U.S. Equity Funds - 62.7%
Schwab U.S. Large-Cap ETF	273,604	19,825,346
Schwab U.S. REIT ETF	8,613	410,668
Schwab U.S. Small-Cap ETF	21,302	1,516,489

		21,752,503

U.S. Fixed Income Fund - 9.6%
iShares Core U.S. Aggregate Bond ETF	29,423	3,329,212

Total Exchange-Traded Funds (Cost $27,470,628)		34,430,226

Principal	Value
REPURCHASE AGREEMENT - 1.0%

Fixed Income Clearing Corp., 0.85% (A), dated 10/31/2019, to be repurchased at $348,555 on 11/01/2019. Collateralized by a U.S. Government Obligation, 2.13%, due 05/15/2022, and with a value of $357,532.

$ 348,547	$ 348,547

Total Repurchase Agreement (Cost $348,547)	348,547

Total Investments (Cost $27,819,175)	34,778,773
Net Other Assets (Liabilities) - (0.2)%	(72,656)

Net Assets - 100.0%	$ 34,706,117

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$34,430,226	$—	$—	$34,430,226
Repurchase Agreement	—	348,547	—	348,547

Total Investments	$34,430,226	$348,547	$—	$34,778,773

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2019.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2050

(unaudited)

MARKET ENVIRONMENT

Over the past year, global fixed income and global equity markets rallied. Within fixed income markets, for the 12-month period ended October 31, 2019, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%, outperforming the Bloomberg Barclays Global Aggregate Bond Index, which returned 9.54%. Fixed income was supported by the dovish activity of global central banks. In the U.S., the U.S. Federal Reserve cut interest rates by 25 basis points three times since July. In August, the U.S. 2-year-10-year yield differential inverted for the first time in over a decade and the 30-year Treasury yield dropped below 2% for the first time. The European Central Bank announced additional stimulus in September and reduced the deposit rate.

Within the U.S., large cap stocks strongly outperformed small cap stocks, with the S&P 500® Index returning 14.33% versus the Russell 2000® Index which returned 4.90%. Large cap outperformance was driven by the rebound during the first quarter of 2019, when the S&P 500® Index returned 13.65%. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2019.

Crude oil declined over the past year which was largely driven by the last two months of 2018. During that period, market concerns around over-supply spiked. Crude oil rebounded in the first quarter of 2019 due to tighter global supply conditions. This was driven by the U.S. reducing its drilling, combined with Venezuelan sanctions and outages, and Saudi Arabia affirming its commitment to cutting oil output. Trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout the fiscal year.

PERFORMANCE

For the year ended October 31, 2019, Transamerica ClearTrack® 2050 (Class R6) returned 12.62%. By comparison, its benchmark, the Dow Jones Target 2050 Index, returned 11.73%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and a variety of investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the asset mix will become static.

For the year ended October 31, 2019, the Fund outperformed its benchmark, the Dow Jones Target 2050 Index. Asset allocation effects were the primary factor in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within fixed income, the allocation to U.S. core fixed income contributed the most. The Fund had positive absolute returns for the one year period. In absolute terms, all of the Fund’s underlying holdings posted positive returns. The top performing holdings were the Schwab U.S. REIT ETF, and the Schwab U.S. Large-Cap ETF. The worst performer was the Schwab U.S. Small-Cap ETF.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	63.9%
International Equity Funds	29.6
U.S. Fixed Income Fund	6.2
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2050

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception		Inception Date
Class R1 (NAV)	11.87%	6.26%		03/02/2015
Class R3 (NAV)	N/A	6.62	%(A)	03/01/2019
Class R6 (NAV)	12.62%	6.96%		03/02/2015
Dow Jones Target 2050 Index (B)	11.73%	6.83%

(A) Not annualized.

(B) The Dow Jones Target 2050 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2050

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.7%
International Equity Funds - 29.6%
Vanguard FTSE Developed Markets ETF	162,061	$ 6,871,387
Vanguard FTSE Emerging Markets ETF	28,892	1,209,130

		8,080,517

U.S. Equity Funds - 63.9%
Schwab U.S. Large-Cap ETF	220,790	15,998,443
Schwab U.S. REIT ETF	7,681	366,230
Schwab U.S. Small-Cap ETF	15,078	1,073,403

		17,438,076

U.S. Fixed Income Fund - 6.2%
iShares Core U.S. Aggregate Bond ETF	14,986	1,695,666

Total Exchange-Traded Funds (Cost $21,656,506)		27,214,259

Principal	Value
REPURCHASE AGREEMENT - 0.5%

Fixed Income Clearing Corp., 0.85% (A), dated 10/31/2019, to be repurchased at $140,482 on 11/01/2019. Collateralized by a U.S. Government Obligation, 2.13%, due 05/15/2022, and with a value of $148,120.

$ 140,479	$ 140,479

Total Repurchase Agreement (Cost $140,479)	140,479

Total Investments (Cost $21,796,985)	27,354,738
Net Other Assets (Liabilities) - (0.2)%	(54,813)

Net Assets - 100.0%	$ 27,299,925

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$27,214,259	$—	$—	$27,214,259
Repurchase Agreement	—	140,479	—	140,479

Total Investments	$27,214,259	$140,479	$—	$27,354,738

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2019.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2055

(unaudited)

MARKET ENVIRONMENT

Over the past year, global fixed income and global equity markets rallied. Within fixed income markets, for the 12-month period ended October 31, 2019, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%, outperforming the Bloomberg Barclays Global Aggregate Bond Index, which returned 9.54%. Fixed income was supported by the dovish activity of global central banks. In the U.S., the U.S. Federal Reserve cut interest rates by 25 basis points three times since July. In August, the U.S. 2-year-10-year yield differential inverted for the first time in over a decade and the 30-year Treasury yield dropped below 2% for the first time. The European Central Bank announced additional stimulus in September and reduced the deposit rate.

Within the U.S., large cap stocks strongly outperformed small cap stocks, with the S&P 500® Index returning 14.33% versus the Russell 2000® Index which returned 4.90%. Large cap outperformance was driven by the rebound during the first quarter of 2019, when the S&P 500® Index returned 13.65%. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2019.

Crude oil declined over the past year which was largely driven by the last two months of 2018. During that period, market concerns around over-supply spiked. Crude oil rebounded in the first quarter of 2019 due to tighter global supply conditions. This was driven by the U.S. reducing its drilling, combined with Venezuelan sanctions and outages, and Saudi Arabia affirming its commitment to cutting oil output. Trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout the fiscal year.

PERFORMANCE

For the year ended October 31, 2019, Transamerica ClearTrack® 2055 (Class R6) returned 12.89%. By comparison, its benchmark, the Dow Jones Target 2055 Index, returned 11.74%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and a variety of investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the asset mix will become static.

For the year ended October 31, 2019, the Fund outperformed its benchmark, the Dow Jones Target 2055 Index. Asset allocation effects were the primary factor in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within fixed income, the allocation to U.S. core fixed income contributed the most. The Fund had positive absolute returns for the one year period. In absolute terms, all of the Fund’s underlying holdings posted positive returns. The top performing holdings were the Schwab U.S. REIT ETF, and the Schwab U.S. Large-Cap ETF. The worst performer was the Schwab U.S. Small-Cap ETF.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	65.6%
International Equity Funds	30.8
U.S. Fixed Income Fund	6.5
Other Investment Company	1.4
Net Other Assets (Liabilities)	(4.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2055

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception		Inception Date
Class R1 (NAV)	12.22%	7.36%		07/07/2017
Class R3 (NAV)	N/A	6.76	%(A)	03/01/2019
Class R6 (NAV)	12.89%	8.04%		07/07/2017
Dow Jones Target 2055 Index (B)	11.74%	8.24%

(A) Not annualized.

(B) The Dow Jones Target 2055 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2055

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 102.9%
International Equity Funds - 30.8%
Vanguard FTSE Developed Markets ETF	3,863	$ 163,791
Vanguard FTSE Emerging Markets ETF	718	30,048

		193,839

U.S. Equity Funds - 65.6%
Schwab U.S. Large-Cap ETF	5,220	378,241
Schwab U.S. REIT ETF (A)	184	8,773
Schwab U.S. Small-Cap ETF	365	25,985

		412,999

U.S. Fixed Income Fund - 6.5%
iShares Core U.S. Aggregate Bond ETF	359	40,621

Total Exchange-Traded Funds (Cost $589,402)		647,459

	Shares	Value
OTHER INVESTMENT COMPANY - 1.4%
Securities Lending Collateral - 1.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (B)	8,873	$ 8,873

Total Other Investment Company (Cost $8,873)		8,873

Total Investments (Cost $598,275)		656,332
Net Other Assets (Liabilities) - (4.3)%		(27,198)

Net Assets - 100.0%		$ 629,134

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$647,459	$—	$—	$647,459
Other Investment Company	8,873	—	—	8,873

Total Investments	$656,332	$—	$—	$656,332

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $8,678. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2060

(unaudited)

MARKET ENVIRONMENT

Over the past year, global fixed income and global equity markets rallied. Within fixed income markets, for the 12-month period ended October 31, 2019, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%, outperforming the Bloomberg Barclays Global Aggregate Bond Index, which returned 9.54%. Fixed income was supported by the dovish activity of global central banks. In the U.S., the U.S. Federal Reserve cut interest rates by 25 basis points three times since July. In August, the U.S. 2-year-10-year yield differential inverted for the first time in over a decade and the 30-year Treasury yield dropped below 2% for the first time. The European Central Bank announced additional stimulus in September and reduced the deposit rate.

Within the U.S., large cap stocks strongly outperformed small cap stocks, with the S&P 500® Index returning 14.33% versus the Russell 2000® Index which returned 4.90%. Large cap outperformance was driven by the rebound during the first quarter of 2019, when the S&P 500® Index returned 13.65%. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2019.

Crude oil declined over the past year which was largely driven by the last two months of 2018. During that period, market concerns around over-supply spiked. Crude oil rebounded in the first quarter of 2019 due to tighter global supply conditions. This was driven by the U.S. reducing its drilling, combined with Venezuelan sanctions and outages, and Saudi Arabia affirming its commitment to cutting oil output. Trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout the fiscal year.

PERFORMANCE

For the year ended October 31, 2019, Transamerica ClearTrack® 2060 (Class R6) returned 12.92%. By comparison, its benchmark, the Dow Jones Target 2060 Index, returned 11.74%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and a variety of investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the asset mix will become static.

For the year ended October 31, 2019, the Fund outperformed its benchmark, the Dow Jones Target 2060 Index. Asset allocation effects were the primary factor in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within fixed income, the allocation to U.S. core fixed income contributed the most. The Fund had positive absolute returns for the one year period. In absolute terms, all of the Fund’s underlying holdings posted positive returns. The top performing holdings were the Schwab U.S. REIT ETF, and the Schwab U.S. Large-Cap ETF. The worst performer was the Schwab U.S. Small-Cap ETF.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	65.8%
International Equity Funds	30.9
U.S. Fixed Income Fund	6.4
Other Investment Company	1.4
Net Other Assets (Liabilities)	(4.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2060

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception		Inception Date
Class R1 (NAV)	12.25%	7.38%		07/07/2017
Class R3 (NAV)	N/A	6.76	%(A)	03/01/2019
Class R6 (NAV)	12.92%	8.06%		07/07/2017
Dow Jones Target 2060 Index (B)	11.74%	8.24%

(A) Not annualized.

(B) The Dow Jones Target 2060 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® 2060

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 103.1%
International Equity Funds - 30.9%
Vanguard FTSE Developed Markets ETF	3,788	$ 160,611
Vanguard FTSE Emerging Markets ETF	704	29,462

		190,073

U.S. Equity Funds - 65.8%
Schwab U.S. Large-Cap ETF	5,119	370,923
Schwab U.S. REIT ETF (A)	178	8,487
Schwab U.S. Small-Cap ETF	358	25,486

		404,896

U.S. Fixed Income Fund - 6.4%
iShares Core U.S. Aggregate Bond ETF	352	39,829

Total Exchange-Traded Funds (Cost $576,782)		634,798

	Shares	Value
OTHER INVESTMENT COMPANY - 1.4%
Securities Lending Collateral - 1.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.75% (B)	8,580	$ 8,580

Total Other Investment Company (Cost $8,580)		8,580

Total Investments (Cost $585,362)		643,378
Net Other Assets (Liabilities) - (4.5)%		(27,837)

Net Assets - 100.0%		$ 615,541

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$634,798	$—	$—	$634,798
Other Investment Company	8,580	—	—	8,580

Total Investments	$643,378	$—	$—	$643,378

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $8,392. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2019.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® Retirement Income

(unaudited)

MARKET ENVIRONMENT

Over the past year, global fixed income and global equity markets rallied. Within fixed income markets, for the 12-month period ended October 31, 2019, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%, outperforming the Bloomberg Barclays Global Aggregate Bond Index, which returned 9.54%. Fixed income was supported by the dovish activity of global central banks. In the U.S., the U.S. Federal Reserve cut interest rates by 25 basis points three times since July. In August, the U.S. 2-year-10-year yield differential inverted for the first time in over a decade and the 30-year Treasury yield dropped below 2% for the first time. The European Central Bank announced additional stimulus in September and reduced the deposit rate.

Within the U.S., large cap stocks strongly outperformed small cap stocks, with the S&P 500® Index returning 14.33% versus the Russell 2000® Index which returned 4.90%. Large cap outperformance was driven by the rebound during the first quarter of 2019, when the S&P 500® Index returned 13.65%. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2019.

Crude oil declined over the past year which was largely driven by the last two months of 2018. During that period, market concerns around over-supply spiked. Crude oil rebounded in the first quarter of 2019 due to tighter global supply conditions. This was driven by the U.S. reducing its drilling, combined with Venezuelan sanctions and outages, and Saudi Arabia affirming its commitment to cutting oil output. Trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout the fiscal year.

PERFORMANCE

For the year ended October 31, 2019, Transamerica ClearTrack® Retirement Income (Class R6) returned 11.53%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica ClearTrack® Retirement Income Blended Benchmark, returned 11.51% and 11.60%, respectively.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and a variety of investment styles. The Fund generally maintains a static target allocation to their asset classes.

For the year ended October 31, 2019, the Fund outperformed its primary benchmark, the Bloomberg Barclays US Aggregate Bond Index. Asset allocation effects were the primary factor in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within fixed income, the allocation to U.S. core fixed income contributed the most. The Fund had positive absolute returns for the one year period. In absolute terms, all of the Fund’s underlying holdings posted positive returns. The top performing holding was the Schwab U.S. Large-Cap ETF. The worst performer was the Xtrackers USD High Yield Corporate Bond ETF.

Adam J. Petryk, CFA

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	57.1%
U.S. Equity Funds	26.9
International Fixed Income Fund	9.3
International Equity Funds	5.9
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® Retirement Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2019
	1 Year	10 Year or Since Inception		Inception Date
Class R1 (NAV)	10.76%	3.52%		03/02/2015
Class R3 (NAV)	N/A	7.02	%(A)	03/01/2019
Class R6 (NAV)	11.53%	4.20%		03/02/2015
Bloomberg Barclays US Aggregate Bond Index (B)	11.51%	3.04%
Transamerica ClearTrack® Retirement Income Blended Benchmark (B) (C) (D) (E) (F) (G) (H) (I) (J)	11.60%	4.54%

(A) Not annualized.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica ClearTrack® Retirement Income Blended Benchmark is composed of the following benchmarks: 42% Bloomberg Barclays US Aggregate Bond Index, 15% Bloomberg Barclays Global Aggregate Index ex-US, 14% MSCI EAFE Index, 8% Russell 1000® Index, 8% Bloomberg Barclays US Corporate High Yield 2% Issuer Cap Index, 5% FTSE NAREIT Equity RElTs Index, 5% Russell 2000® Index and 3% MSCI Emerging Markets Index.

(D) The Bloomberg Barclays Global Aggregate Index ex-US is a multi-currency benchmark that includes fixed-rate Treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers, excluding the U.S.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(G) The Bloomberg Barclays US Corporate High Yield 2% Issuer Cap Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

(H) The FTSE NAREIT Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

(I) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(J) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® Retirement Income (continued)

(unaudited)

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2019

Transamerica ClearTrack® Retirement Income

SCHEDULE OF INVESTMENTS

At October 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.2%
International Equity Funds - 5.9%
Vanguard FTSE Developed Markets ETF	74,435	$ 3,156,044
Vanguard FTSE Emerging Markets ETF	16,676	697,890

		3,853,934

International Fixed Income Fund - 9.3%
Vanguard Total International Bond ETF	103,902	6,077,228

U.S. Equity Funds - 26.9%
Schwab U.S. Large-Cap ETF	213,730	15,486,876
Schwab U.S. Small-Cap ETF	30,406	2,164,603

		17,651,479

U.S. Fixed Income Funds - 57.1%
iShares Core U.S. Aggregate Bond ETF	259,274	29,336,853
iShares TIPS Bond ETF	38,709	4,492,567
Xtrackers USD High Yield Corporate Bond ETF	71,309	3,559,032

		37,388,452

Total Exchange-Traded Funds (Cost $60,347,790)		64,971,093

Principal	Value
REPURCHASE AGREEMENT - 1.0%

Fixed Income Clearing Corp., 0.85% (A), dated 10/31/2019, to be repurchased at $635,199 on 11/01/2019. Collateralized by a U.S. Government Obligation, 2.13%, due 05/15/2022, and with a value of $648,665.

$ 635,184	$ 635,184

Total Repurchase Agreement (Cost $635,184)	635,184

Total Investments (Cost $60,982,974)	65,606,277
Net Other Assets (Liabilities) - (0.2)%	(160,135)

Net Assets - 100.0%	$ 65,446,142

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$64,971,093	$—	$—	$64,971,093
Repurchase Agreement	—	635,184	—	635,184

Total Investments	$64,971,093	$635,184	$—	$65,606,277

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2019.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2019

	Transamerica ClearTrack® 2015	Transamerica ClearTrack® 2020	Transamerica ClearTrack® 2025	Transamerica ClearTrack® 2030		Transamerica ClearTrack® 2035
Assets:
Investments, at value (A) (B)	$38,091,475	$52,623,123	$74,645,469	$57,262,914		$57,681,770
Repurchase agreements, at value (C)	333,651	192,892	1,103,888	781,449		268,009
Receivables and other assets:
Investments sold	—	288,335	—	—		340,396
Net income from securities lending	42	195	824	83		1,245
Shares of beneficial interest sold	—	20	4	543		8,791
Interest	8	5	26	18		6
Total assets	38,425,176	53,104,570	75,750,211	58,045,007		58,300,217

Liabilities:
Cash collateral received upon return of:
Securities on loan	50,925	905,875	307,327	140,446		—
Payables and other liabilities:
Shares of beneficial interest redeemed	65	5,930	23,616	4,921		152
Investment management fees	24,323	28,741	38,770	38,184		33,274
Distribution and service fees	16,011	22,089	30,993	24,133		24,247
Transfer agent fees	5,047	6,962	9,772	7,605		7,642
Trustees, CCO and deferred compensation fees	100	155	197	155		156
Audit and tax fees	14,105	14,179	14,247	14,177		14,183
Custody fees	750	1,072	801	829		727
Legal fees	315	457	583	453		460
Printing and shareholder reports fees	1,489	2,016	2,417	1,946		1,955
Registration fees	4,732	4,747	4,763	4,749		4,750
Other accrued expenses	2,001	2,167	2,317	2,163		2,174
Total liabilities	119,863	994,390	435,803	239,761		89,720
Net assets	$38,305,313	$52,110,180	$75,314,408	$57,805,246		$58,210,497

Net assets consist of:
Paid-in capital	$33,378,650	$44,998,500	$64,301,787	$48,036,109		$47,266,476
Total distributable earnings (accumulated losses)	4,926,663	7,111,680	11,012,621	9,769,137		10,944,021
Net assets	$38,305,313	$52,110,180	$75,314,408	$57,805,246		$58,210,497
Net assets by class:
Class R1	$37,914,742	$51,652,615	$74,011,955	$57,414,504		$57,683,657
Class R3	10,689	10,685	10,685	10,685		10,678
Class R6	379,882	446,880	1,291,768	380,057		516,162
Shares outstanding (unlimited shares, no par value):
Class R1	3,552,725	4,851,413	6,661,263	5,054,019		5,013,197
Class R3	1,001	1,003	962	941		929
Class R6	35,264	41,543	115,040	33,087		44,365
Net asset value per share:
Class R1	$10.67	$10.65	$11.11	$11.36		$11.51
Class R3	10.68	10.65	11.11	11.36	(D)	11.50	(D)
Class R6	10.77	10.76	11.23	11.49		11.63

(A) Investments, at cost	$33,675,904	$46,537,299	$64,990,857	$48,772,000		$47,584,945
(B) Securities on loan, at value	$49,833	$886,741	$300,590	$137,387		$—
(C) Repurchase agreements, at cost	$333,651	$192,892	$1,103,888	$781,449		$268,009

(D)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

	Transamerica ClearTrack® 2040	Transamerica ClearTrack® 2045	Transamerica ClearTrack® 2050	Transamerica ClearTrack® 2055	Transamerica ClearTrack® 2060
Assets:
Investments, at value (A) (B)	$52,025,431	$34,430,226	$27,214,259	$656,332	$643,378
Repurchase agreements, at value (C)	654,984	348,547	140,479	—	—
Cash	—	—	—	7,407	6,473
Receivables and other assets:
Net income from securities lending	174	548	191	10	1
Shares of beneficial interest sold	—	—	4,348	—	—
Dividends and/or distributions	—	—	—	7	7
Interest	16	8	3	—	—
Total assets	52,680,605	34,779,329	27,359,280	663,756	649,859

Liabilities:
Cash collateral received upon return of:
Securities on loan	7,400	—	—	8,873	8,580
Payables and other liabilities:
Shares of beneficial interest redeemed	422	7,369	352	15	6
Investment management fees	30,930	23,932	21,559	2,911	2,909
Distribution and service fees	21,636	14,390	11,270	125	125
Transfer agent fees	6,821	4,536	3,554	42	42
Trustees, CCO and deferred compensation fees	138	90	72	1	1
Audit and tax fees	14,153	14,083	14,052	13,943	13,943
Custody fees	696	579	616	2,230	2,230
Legal fees	406	272	213	4	4
Printing and shareholder reports fees	1,768	1,281	1,067	312	312
Registration fees	4,744	4,729	4,723	4,531	4,531
Other accrued expenses	2,109	1,951	1,877	1,635	1,635
Total liabilities	91,223	73,212	59,355	34,622	34,318
Net assets	$52,589,382	$34,706,117	$27,299,925	$629,134	$615,541

Net assets consist of:
Paid-in capital	$42,227,482	$27,178,014	$21,368,362	$559,039	$545,306
Total distributable earnings (accumulated losses)	10,361,900	7,528,103	5,931,563	70,095	70,235
Net assets	$52,589,382	$34,706,117	$27,299,925	$629,134	$615,541
Net assets by class:
Class R1	$51,798,824	$34,278,762	$26,864,947	$294,764	$294,817
Class R3	10,668	10,668	10,660	10,675	10,677
Class R6	779,890	416,687	424,318	323,695	310,047
Shares outstanding (unlimited shares, no par value):
Class R1	4,441,355	2,869,958	2,219,966	26,229	26,236
Class R3	916	894	883	951	951
Class R6	65,869	34,497	34,664	28,661	27,457
Net asset value per share:
Class R1	$11.66	$11.94	$12.10	$11.24	$11.24
Class R3	11.65	11.93	12.08	11.22	11.22
Class R6	11.84	12.08	12.24	11.29	11.29

(A) Investments, at cost	$42,548,550	$27,470,628	$21,656,506	$598,275	$585,362
(B) Securities on loan, at value	$7,246	$—	$—	$8,678	$8,392
(C) Repurchase agreements, at cost	$654,984	$348,547	$140,479	$—	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2019

Transamerica ClearTrack® Retirement Income
Assets:
Investments, at value (A)	$64,971,093
Repurchase agreements, at value (B)	635,184
Receivables and other assets:
Interest	15
Total assets	65,606,292

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	65,121
Investment management fees	33,566
Distribution and service fees	27,471
Transfer agent fees	8,658
Trustees, CCO and deferred compensation fees	186
Audit and tax fees	14,220
Custody fees	1,005
Legal fees	539
Printing and shareholder reports fees	2,365
Registration fees	4,756
Other accrued expenses	2,263
Total liabilities	160,150
Net assets	$65,446,142

Net assets consist of:
Paid-in capital	$59,853,820
Total distributable earnings (accumulated losses)	5,592,322
Net assets	$65,446,142
Net assets by class:
Class R1	$64,925,728
Class R3	10,699
Class R6	509,715
Shares outstanding (unlimited shares, no par value):
Class R1	6,182,044
Class R3	1,017
Class R6	48,004
Net asset value per share:
Class R1	$10.50
Class R3	10.52
Class R6	10.62

(A) Investments, at cost	$60,347,790
(B) Repurchase agreements, at cost	$635,184

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS

For the year ended October 31, 2019

	Transamerica ClearTrack® 2015	Transamerica ClearTrack® 2020	Transamerica ClearTrack® 2025	Transamerica ClearTrack® 2030	Transamerica ClearTrack® 2035
Investment Income:
Dividend income	$1,026,173	$1,443,585	$1,889,397	$1,435,792	$1,422,988
Interest income	9,497	20,201	8,332	6,468	8,104
Net income from securities lending	19,381	11,724	9,372	9,155	7,361
Total investment income	1,055,051	1,475,510	1,907,101	1,451,415	1,438,453

Expenses:
Investment management fees	151,009	217,644	281,655	218,124	221,563
Distribution and service fees:
Class R1	196,766	283,398	363,852	285,097	289,066
Class R3	17	17	17	17	17
Transfer agent fees
Class R1	61,981	89,270	114,613	89,805	91,056
Class R3	10	10	10	10	10
Class R6	29	44	101	29	36
Trustees, CCO and deferred compensation fees	982	1,420	1,836	1,421	1,444
Audit and tax fees	17,908	18,074	18,231	18,076	18,083
Custody fees	1,099	2,367	1,247	978	769
Legal fees	1,898	2,737	3,527	2,736	2,784
Printing and shareholder reports fees	5,977	8,143	10,109	8,151	8,226
Registration fees	52,751	52,947	53,133	52,948	52,958
Filing fees	7,760	7,827	8,004	7,806	7,817
Other	1,234	1,801	2,277	1,773	1,788
Total expenses before waiver and/or reimbursement and recapture	499,421	685,699	858,612	686,971	695,617
Expenses waived and/or reimbursed:
Class R1	(75,946)	(70,079)	(49,561)	(54,646)	(54,311)
Class R3	(28)	(15)	(10)	(14)	(13)
Class R6	(740)	(770)	(929)	(363)	(464)
Recapture of previously waived and/or reimbursed fees:
Class R1	19,668	22,516	27,578	25,530	26,276
Class R3	19	10	8	11	10
Class R6	198	276	524	171	229
Net expenses	442,592	637,637	836,222	657,660	667,344

Net investment income (loss)	612,459	837,873	1,070,879	793,755	771,109

Net realized gain (loss) on:
Investments	192,405	550,072	785,917	828,410	434,218

Net change in unrealized appreciation (depreciation) on:
Investments	3,029,963	4,021,542	6,008,471	4,622,025	5,175,000
Net realized and change in unrealized gain (loss)	3,222,368	4,571,614	6,794,388	5,450,435	5,609,218
Net increase (decrease) in net assets resulting from operations	$3,834,827	$5,409,487	$7,865,267	$6,244,190	$6,380,327

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2019

	Transamerica ClearTrack® 2040	Transamerica ClearTrack® 2045	Transamerica ClearTrack® 2050	Transamerica ClearTrack® 2055	Transamerica ClearTrack® 2060
Investment Income:
Dividend income	$1,243,755	$820,023	$640,149	$13,761	$13,608
Interest income	6,502	3,951	3,353	—	—
Net income from securities lending	7,261	7,903	13,822	24	16
Total investment income	1,257,518	831,877	657,324	13,785	13,624

Expenses:
Investment management fees	195,880	131,172	102,314	2,189	2,164
Distribution and service fees:
Class R1	253,893	170,374	131,958	1,380	1,380
Class R3	17	17	17	17	17
Transfer agent fees
Class R1	79,976	53,668	41,567	435	435
Class R3	10	10	10	10	10
Class R6	57	33	39	22	21
Trustees, CCO and deferred compensation fees	1,280	857	671	14	14
Audit and tax fees	18,022	17,868	17,797	17,542	17,542
Custody fees	745	508	372	1,712	1,708
Legal fees	2,470	1,663	1,300	28	27
Printing and shareholder reports fees	7,498	5,480	4,608	455	455
Registration fees	52,883	52,693	52,607	50,378	50,379
Filing fees	7,730	7,522	7,433	7,033	7,033
Other	1,580	1,062	828	18	17
Total expenses before waiver and/or reimbursement and recapture	622,041	442,927	361,521	81,233	81,202
Expenses waived and/or reimbursed:
Class R1	(56,202)	(67,908)	(73,719)	(45,167)	(45,761)
Class R3	(15)	(22)	(31)	(1,278)	(1,299)
Class R6	(856)	(888)	(1,579)	(48,125)	(47,523)
Recapture of previously waived and/or reimbursed fees:
Class R1	22,497	19,716	19,490	8,498	8,662
Class R3	11	13	17	368	378
Class R6	350	270	498	9,174	9,009
Net expenses	587,826	394,108	306,197	4,703	4,668

Net investment income (loss)	669,692	437,769	351,127	9,082	8,956

Net realized gain (loss) on:
Investments	531,630	387,759	193,006	6,906	7,218

Net change in unrealized appreciation (depreciation) on:
Investments	4,467,726	3,071,322	2,507,848	52,965	52,602
Net realized and change in unrealized gain (loss)	4,999,356	3,459,081	2,700,854	59,871	59,820
Net increase (decrease) in net assets resulting from operations	$5,669,048	$3,896,850	$3,051,981	$68,953	$68,776

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2019

Transamerica ClearTrack® Retirement Income
Investment Income:
Dividend income	$1,824,983
Interest income	6,775
Net income from securities lending	21,192
Total investment income	1,852,950

Expenses:
Investment management fees	257,807
Distribution and service fees:
Class R1	336,868
Class R3	17
Transfer agent fees
Class R1	106,113
Class R3	10
Class R6	35
Trustees, CCO and deferred compensation fees	1,676
Audit and tax fees	18,159
Custody fees	1,990
Legal fees	3,198
Printing and shareholder reports fees	10,974
Registration fees	53,061
Filing fees	7,976
Other	2,128
Total expenses before waiver and/or reimbursement and recapture	800,012
Expenses waived and/or reimbursed:
Class R1	(61,086)
Class R3	(13)
Class R6	(446)
Recapture of previously waived and/or reimbursed fees:
Class R1	18,197
Class R3	9
Class R6	151
Net expenses	756,824

Net investment income (loss)	1,096,126

Net realized gain (loss) on:
Investments	355,920

Net change in unrealized appreciation (depreciation) on:
Investments	5,456,349
Net realized and change in unrealized gain (loss)	5,812,269
Net increase (decrease) in net assets resulting from operations	$6,908,395

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica ClearTrack® 2015		Transamerica ClearTrack® 2020		Transamerica ClearTrack® 2025
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$612,459	$676,989	$837,873	$975,287	$1,070,879	$1,121,953
Net realized gain (loss)	192,405	2,266,769	550,072	3,792,817	785,917	3,595,717
Net change in unrealized appreciation (depreciation)	3,029,963	(3,593,570)	4,021,542	(5,470,371)	6,008,471	(5,658,673)
Net increase (decrease) in net assets resulting from operations	3,834,827	(649,812)	5,409,487	(702,267)	7,865,267	(941,003)

Distributions to shareholders:
Class R1	(2,108,221)	(1,115,887)	(3,804,283)	(1,327,179)	(4,579,460)	(1,460,620)
Class R6	(25,209)	(12,067)	(48,106)	(15,544)	(97,898)	(31,735)
Net increase (decrease) in net assets resulting from distributions to shareholders	(2,133,430)	(1,127,954)	(3,852,389)	(1,342,723)	(4,677,358)	(1,492,355)

Capital share transactions:
Proceeds from shares sold:
Class R1	669,424	958,095	1,074,064	2,935,905	1,972,794	2,100,508
Class R3 (A)	10,000	—	10,000	—	10,000	—
Class R6	11,417	13,230	27,781	31,120	89,482	173,403
	690,841	971,325	1,111,845	2,967,025	2,072,276	2,273,911
Dividends and/or distributions reinvested:
Class R1	2,108,221	1,115,887	3,804,283	1,327,179	4,579,460	1,460,620
Class R6	25,209	12,067	48,106	15,544	97,898	31,735
	2,133,430	1,127,954	3,852,389	1,342,723	4,677,358	1,492,355
Cost of shares redeemed:
Class R1	(8,122,342)	(11,667,117)	(14,681,880)	(19,145,064)	(8,964,120)	(18,378,716)
Class R6	(91,672)	(1,491)	(312,305)	(28,380)	(322,570)	(169,441)
	(8,214,014)	(11,668,608)	(14,994,185)	(19,173,444)	(9,286,690)	(18,548,157)
Net increase (decrease) in net assets resulting from capital share transactions	(5,389,743)	(9,569,329)	(10,029,951)	(14,863,696)	(2,537,056)	(14,781,891)
Net increase (decrease) in net assets	(3,688,346)	(11,347,095)	(8,472,853)	(16,908,686)	650,853	(17,215,249)

Net assets:
Beginning of year	41,993,659	53,340,754	60,583,033	77,491,719	74,663,555	91,878,804
End of year	$38,305,313	$41,993,659	$52,110,180	$60,583,033	$75,314,408	$74,663,555

Capital share transactions - shares:
Shares issued:
Class R1	65,536	90,596	105,986	272,335	184,963	189,706
Class R3 (A)	1,001	—	1,003	—	962	—
Class R6	1,122	1,244	2,700	2,880	8,338	15,496
	67,659	91,840	109,689	275,215	194,263	205,202
Shares reinvested:
Class R1	224,279	105,771	406,007	124,035	475,541	131,944
Class R6	2,670	1,139	5,112	1,445	10,113	2,851
	226,949	106,910	411,119	125,480	485,654	134,795
Shares redeemed:
Class R1	(797,441)	(1,102,471)	(1,432,999)	(1,781,636)	(847,057)	(1,654,801)
Class R6	(9,260)	(140)	(29,985)	(2,601)	(29,915)	(15,012)
	(806,701)	(1,102,611)	(1,462,984)	(1,784,237)	(876,972)	(1,669,813)
Net increase (decrease) in shares outstanding:
Class R1	(507,626)	(906,104)	(921,006)	(1,385,266)	(186,553)	(1,333,151)
Class R3 (A)	1,001	—	1,003	—	962	—
Class R6	(5,468)	2,243	(22,173)	1,724	(11,464)	3,335
	(512,093)	(903,861)	(942,176)	(1,383,542)	(197,055)	(1,329,816)

(A)	Class R3 commenced operations on March 1, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica ClearTrack® 2030		Transamerica ClearTrack® 2035		Transamerica ClearTrack® 2040
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$793,755	$856,974	$771,109	$859,213	$669,692	$708,443
Net realized gain (loss)	828,410	2,726,978	434,218	2,974,998	531,630	2,722,911
Net change in unrealized appreciation (depreciation)	4,622,025	(4,122,160)	5,175,000	(4,435,565)	4,467,726	(3,804,813)
Net increase (decrease) in net assets resulting from operations	6,244,190	(538,208)	6,380,327	(601,354)	5,669,048	(373,459)

Distributions to shareholders:
Class R1	(3,552,266)	(1,330,068)	(3,819,723)	(1,220,164)	(3,376,290)	(982,691)
Class R6	(26,756)	(9,086)	(34,336)	(9,885)	(60,060)	(16,497)
Net increase (decrease) in net assets resulting from distributions to shareholders	(3,579,022)	(1,339,154)	(3,854,059)	(1,230,049)	(3,436,350)	(999,188)

Capital share transactions:
Proceeds from shares sold:
Class R1	2,085,501	2,003,222	1,932,771	2,417,029	1,397,506	1,472,484
Class R3 (A)	10,000	—	10,000	—	10,000	—
Class R6	64,716	39,557	60,367	53,819	80,176	127,995
	2,160,217	2,042,779	2,003,138	2,470,848	1,487,682	1,600,479
Dividends and/or distributions reinvested:
Class R1	3,552,266	1,330,068	3,819,723	1,220,164	3,376,290	982,691
Class R6	26,756	9,086	34,336	9,885	60,060	16,497
	3,579,022	1,339,154	3,854,059	1,230,049	3,436,350	999,188
Cost of shares redeemed:
Class R1	(8,441,701)	(13,934,317)	(8,422,307)	(14,927,194)	(6,224,577)	(10,424,814)
Class R6	(111,785)	(5,893)	(60,521)	(115,857)	(205,720)	(44,238)
	(8,553,486)	(13,940,210)	(8,482,828)	(15,043,051)	(6,430,297)	(10,469,052)
Net increase (decrease) in net assets resulting from capital share transactions	(2,814,247)	(10,558,277)	(2,625,631)	(11,342,154)	(1,506,265)	(7,869,385)
Net increase (decrease) in net assets	(149,079)	(12,435,639)	(99,363)	(13,173,557)	726,433	(9,242,032)

Net assets:
Beginning of year	57,954,325	70,389,964	58,309,860	71,483,417	51,862,949	61,104,981
End of year	$57,805,246	$57,954,325	$58,210,497	$58,309,860	$52,589,382	$51,862,949

Capital share transactions - shares:
Shares issued:
Class R1	193,234	177,097	176,844	208,400	125,791	124,466
Class R3 (A)	941	—	929	—	916	—
Class R6	5,990	3,462	5,460	4,612	7,229	10,747
	200,165	180,559	183,233	213,012	133,936	135,213
Shares reinvested:
Class R1	363,589	118,018	388,974	105,825	341,384	83,991
Class R6	2,722	802	3,475	852	6,018	1,395
	366,311	118,820	392,449	106,677	347,402	85,386
Shares redeemed:
Class R1	(781,506)	(1,231,137)	(767,223)	(1,288,717)	(560,474)	(886,560)
Class R6	(10,361)	(517)	(5,439)	(9,895)	(18,641)	(3,680)
	(791,867)	(1,231,654)	(772,662)	(1,298,612)	(579,115)	(890,240)
Net increase (decrease) in shares outstanding:
Class R1	(224,683)	(936,022)	(201,405)	(974,492)	(93,299)	(678,103)
Class R3 (A)	941	—	929	—	916	—
Class R6	(1,649)	3,747	3,496	(4,431)	(5,394)	8,462
	(225,391)	(932,275)	(196,980)	(978,923)	(97,777)	(669,641)

(A)	Class R3 commenced operations on March 1, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica ClearTrack® 2045		Transamerica ClearTrack® 2050		Transamerica ClearTrack® 2055
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$437,769	$433,202	$351,127	$331,329	$9,082	$7,883
Net realized gain (loss)	387,759	1,738,261	193,006	1,147,291	6,906	12,638
Net change in unrealized appreciation (depreciation)	3,071,322	(2,362,803)	2,507,848	(1,658,137)	52,965	(24,447)
Net increase (decrease) in net assets resulting from operations	3,896,850	(191,340)	3,051,981	(179,517)	68,953	(3,926)

Distributions to shareholders:
Class R1	(2,183,104)	(657,331)	(1,482,412)	(377,585)	(9,982)	(1,778)
Class R6	(33,787)	(13,802)	(44,238)	(11,904)	(12,082)	(2,602)
Net increase (decrease) in net assets resulting from distributions to shareholders	(2,216,891)	(671,133)	(1,526,650)	(389,489)	(22,064)	(4,380)

Capital share transactions:
Proceeds from shares sold:
Class R1	965,089	1,609,657	1,083,633	2,054,342	—	—
Class R3 (A)	10,000	—	10,000	—	10,000	—
Class R6	27,031	82,850	82,496	131,483	23,705	5,130
	1,002,120	1,692,507	1,176,129	2,185,825	33,705	5,130
Dividends and/or distributions reinvested:
Class R1	2,183,104	657,331	1,482,412	377,585	9,982	1,778
Class R6	33,787	13,802	44,238	11,904	12,082	2,602
	2,216,891	671,133	1,526,650	389,489	22,064	4,380
Cost of shares redeemed:
Class R1	(4,668,479)	(5,790,518)	(3,481,789)	(4,930,704)	—	—
Class R6	(168,829)	(166,797)	(424,285)	(53,336)	(5,970)	(2)
	(4,837,308)	(5,957,315)	(3,906,074)	(4,984,040)	(5,970)	(2)
Net increase (decrease) in net assets resulting from capital share transactions	(1,618,297)	(3,593,675)	(1,203,295)	(2,408,726)	49,799	9,508
Net increase (decrease) in net assets	61,662	(4,456,148)	322,036	(2,977,732)	96,688	1,202

Net assets:
Beginning of year	34,644,455	39,100,603	26,977,889	29,955,621	532,446	531,244
End of year	$34,706,117	$34,644,455	$27,299,925	$26,977,889	$629,134	$532,446

Capital share transactions - shares:
Shares issued:
Class R1	85,699	132,465	94,906	169,808	—	—
Class R3 (A)	894	—	883	—	951	—
Class R6	2,396	6,849	7,268	10,805	2,242	458
	88,989	139,314	103,057	180,613	3,193	458
Shares reinvested:
Class R1	218,092	55,145	146,339	31,465	1,066	163
Class R6	3,355	1,150	4,341	986	1,289	239
	221,447	56,295	150,680	32,451	2,355	402
Shares redeemed:
Class R1	(414,793)	(480,849)	(302,748)	(407,941)	—	—
Class R6	(14,826)	(13,556)	(36,898)	(4,409)	(567)	(0	)(B)
	(429,619)	(494,405)	(339,646)	(412,350)	(567)	(0	)(B)
Net increase (decrease) in shares outstanding:
Class R1	(111,002)	(293,239)	(61,503)	(206,668)	1,066	163
Class R3 (A)	894	—	883	—	951	—
Class R6	(9,075)	(5,557)	(25,289)	7,382	2,964	697
	(119,183)	(298,796)	(85,909)	(199,286)	4,981	860

(A)	Class R3 commenced operations on March 1, 2019.
(B)	Rounds to less than 1 or (1) share.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica ClearTrack® 2060		Transamerica ClearTrack® Retirement Income
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
From operations:
Net investment income (loss)	$8,956	$7,879	$1,096,126	$1,327,752
Net realized gain (loss)	7,218	12,639	355,920	3,772,608
Net change in unrealized appreciation (depreciation)	52,602	(24,132)	5,456,349	(6,329,224)
Net increase (decrease) in net assets resulting from operations	68,776	(3,614)	6,908,395	(1,228,864)

Distributions to shareholders:
Class R1	(10,048)	(1,777)	(5,016,283)	(1,855,727)
Class R6	(12,018)	(2,603)	(33,470)	(10,571)
Net increase (decrease) in net assets resulting from distributions to shareholders	(22,066)	(4,380)	(5,049,753)	(1,866,298)

Capital share transactions:
Proceeds from shares sold:
Class R1	—	—	1,166,705	1,248,096
Class R3 (A)	10,000	—	10,000	—
Class R6	18,664	376	46,391	44,739
	28,664	376	1,223,096	1,292,835
Dividends and/or distributions reinvested:
Class R1	10,048	1,777	5,016,283	1,855,727
Class R6	12,018	2,603	33,470	10,571
	22,066	4,380	5,049,753	1,866,298
Cost of shares redeemed:
Class R1	—	—	(15,592,052)	(26,369,053)
Class R6	(9,912)	—	(11,473)	(23,247)
	(9,912)	—	(15,603,525)	(26,392,300)
Net increase (decrease) in net assets resulting from capital share transactions	40,818	4,756	(9,330,676)	(23,233,167)
Net increase (decrease) in net assets	87,528	(3,238)	(7,472,034)	(26,328,329)

Net assets:
Beginning of year	528,013	531,251	72,918,176	99,246,505
End of year	$615,541	$528,013	$65,446,142	$72,918,176

Capital share transactions - shares:
Shares issued:
Class R1	—	—	114,042	118,252
Class R3 (A)	951	—	1,017	—
Class R6	1,845	35	4,542	4,234
	2,796	35	119,601	122,486
Shares reinvested:
Class R1	1,073	163	538,228	176,736
Class R6	1,284	239	3,572	1,001
	2,357	402	541,800	177,737
Shares redeemed:
Class R1	—	—	(1,554,507)	(2,512,156)
Class R6	(946)	—	(1,127)	(2,228)
	(946)	—	(1,555,634)	(2,514,384)
Net increase (decrease) in shares outstanding:
Class R1	1,073	163	(902,237)	(2,217,168)
Class R3 (A)	951	—	1,017	—
Class R6	2,183	274	6,987	3,007
	4,207	437	(894,233)	(2,214,161)

(A)	Class R3 commenced operations on March 1, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2015
	Class R1
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.24	$10.66	$9.85	$9.76		$10.00

Investment operations:
Net investment income (loss) (B)	0.16	0.15	0.13	0.11	(C)	0.08
Net realized and unrealized gain (loss)	0.81	(0.33)	0.82	0.03		(0.32)
Total investment operations	0.97	(0.18)	0.95	0.14		(0.24)

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.14)	(0.12)	(0.05)		—
Net realized gains	(0.37)	(0.10)	(0.02)	(0.00	)(D)	—
Total dividends and/or distributions to shareholders	(0.54)	(0.24)	(0.14)	(0.05)		—

Net asset value, end of period/year	$10.67	$10.24	$10.66	$9.85		$9.76
Total return	10.23%	(1.76)%	9.72%	1.52%		(2.40	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$37,914	$41,573	$52,926	$44,735		$15,821
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.26%	1.19%	1.17%	1.22%		3.19	%(G)
Including waiver and/or reimbursement and recapture (H)	1.12%	1.12%	1.11%	1.08	%(C)	1.06	%(G)
Net investment income (loss) to average net assets	1.53%	1.42%	1.28%	1.18	%(C)	1.32	%(G)
Portfolio turnover rate	42%	23%	9%	43%		43	%(E)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(G)	Annualized.
(H)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period indicated:	Transamerica ClearTrack® 2015
	Class R3
	October 31, 2019 (A)
Net asset value, beginning of period	$9.99

Investment operations:
Net investment income (loss) (B)	0.11
Net realized and unrealized gain (loss)	0.58
Total investment operations	0.69

Net asset value, end of period	$10.68
Total return	6.91	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.01	%(E)
Including waiver and/or reimbursement and recapture (F)	0.87	%(E)
Net investment income (loss) to average net assets	1.54	%(E)
Portfolio turnover rate	42%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2015
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.34	$10.77	$9.93	$9.80		$10.00

Investment operations:
Net investment income (loss) (B)	0.23	0.22	0.20	0.18	(C)	0.13
Net realized and unrealized gain (loss)	0.82	(0.33)	0.83	0.02		(0.33)
Total investment operations	1.05	(0.11)	1.03	0.20		(0.20)

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.22)	(0.17)	(0.07)		—
Net realized gains	(0.37)	(0.10)	(0.02)	(0.00	)(D)	—
Total dividends and/or distributions to shareholders	(0.62)	(0.32)	(0.19)	(0.07)		—

Net asset value, end of period/year	$10.77	$10.34	$10.77	$9.93		$9.80
Total return	11.00%	(1.16)%	10.50%	2.11%		(2.00	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$380	$421	$415	$317		$245
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.61%	0.54%	0.52%	0.57%		2.54	%(G)
Including waiver and/or reimbursement and recapture (H)	0.47%	0.47%	0.46%	0.43	%(C)	0.41	%(G)
Net investment income (loss) to average net assets	2.21%	2.06%	1.91%	1.87	%(C)	1.96	%(G)
Portfolio turnover rate	42%	23%	9%	43%		43	%(E)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(G)	Annualized.
(H)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2020
	Class R1
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.38	$10.73	$9.81	$9.75		$10.00

Investment operations:
Net investment income (loss) (B)	0.15	0.15	0.12	0.12	(C)	0.09
Net realized and unrealized gain (loss)	0.79	(0.31)	0.92	(0.01	)(D)	(0.34)
Total investment operations	0.94	(0.16)	1.04	0.11		(0.25)

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.13)	(0.11)	(0.05)		—
Net realized gains	(0.51)	(0.06)	(0.01)	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.67)	(0.19)	(0.12)	(0.05)		—

Net asset value, end of period/year	$10.65	$10.38	$10.73	$9.81		$9.75
Total return	9.99%	(1.55)%	10.79%	1.21%		(2.50	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$51,652	$59,914	$76,819	$56,817		$15,345
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.20%	1.15%	1.14%	1.20%		3.27	%(H)
Including waiver and/or reimbursement and recapture (I)	1.12%	1.12%	1.11%	1.08	%(C)	1.05	%(H)
Net investment income (loss) to average net assets	1.46%	1.38%	1.21%	1.19	%(C)	1.36	%(H)
Portfolio turnover rate	50%	25%	5%	42%		73	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica ClearTrack® 2020
	Class R3
	October 31, 2019 (A)
Net asset value, beginning of period	$9.97

Investment operations:
Net investment income (loss) (B)	0.10
Net realized and unrealized gain (loss)	0.58
Total investment operations	0.68

Net asset value, end of period	$10.65
Total return	6.82	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.95	%(E)
Including waiver and/or reimbursement and recapture (F)	0.87	%(E)
Net investment income (loss) to average net assets	1.52	%(E)
Portfolio turnover rate	50%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2020
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.49	$10.85	$9.89	$9.79		$10.00

Investment operations:
Net investment income (loss) (B)	0.22	0.22	0.19	0.18	(C)	0.13
Net realized and unrealized gain (loss)	0.80	(0.32)	0.94	(0.01	)(D)	(0.34)
Total investment operations	1.02	(0.10)	1.13	0.17		(0.21)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.20)	(0.16)	(0.07)		—
Net realized gains	(0.51)	(0.06)	(0.01)	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.75)	(0.26)	(0.17)	(0.07)		—

Net asset value, end of period/year	$10.76	$10.49	$10.85	$9.89		$9.79
Total return	10.77%	(1.00)%	11.62%	1.80%		(2.10	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$447	$669	$673	$517		$245
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.55%	0.50%	0.49%	0.55%		2.62	%(H)
Including waiver and/or reimbursement and recapture (I)	0.47%	0.47%	0.46%	0.43	%(C)	0.40	%(H)
Net investment income (loss) to average net assets	2.17%	2.01%	1.85%	1.90	%(C)	1.95	%(H)
Portfolio turnover rate	50%	25%	5%	42%		73	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2025
	Class R1
	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.70	$11.06	$9.98		$9.77		$10.00

Investment operations:
Net investment income (loss) (B)	0.15	0.14	0.12		0.12	(C)	0.08
Net realized and unrealized gain (loss)	0.94	(0.32)	1.07		0.14		(0.31)
Total investment operations	1.09	(0.18)	1.19		0.26		(0.23)

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.12)	(0.11)		(0.05)		—
Net realized gains	(0.52)	(0.06)	(0.00	)(D)	(0.00	)(D)	—
Total dividends and/or distributions to shareholders	(0.68)	(0.18)	(0.11)		(0.05)		—

Net asset value, end of period/year	$11.11	$10.70	$11.06		$9.98		$9.77
Total return	11.23%	(1.65)%	12.06%		2.70%		(2.30	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$74,011	$73,294	$90,501		$63,893		$14,942
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.17%	1.14%	1.13%		1.19%		3.19	%(G)
Including waiver and/or reimbursement and recapture (H)	1.14%	1.13%	1.12%		1.09	%(C)	1.07	%(G)
Net investment income (loss) to average net assets	1.43%	1.30%	1.15%		1.22	%(C)	1.19	%(G)
Portfolio turnover rate	20%	25%	6%		3%		6	%(E)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(G)	Annualized.
(H)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period indicated:	Transamerica ClearTrack® 2025
	Class R3
	October 31, 2019 (A)
Net asset value, beginning of period	$10.40

Investment operations:
Net investment income (loss) (B)	0.11
Net realized and unrealized gain (loss)	0.60
Total investment operations	0.71

Net asset value, end of period	$11.11
Total return	6.83	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.91	%(E)
Including waiver and/or reimbursement and recapture (F)	0.89	%(E)
Net investment income (loss) to average net assets	1.52	%(E)
Portfolio turnover rate	20%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2025
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.83	$11.19	$10.07		$9.81		$10.00

Investment operations:
Net investment income (loss) (B)	0.22	0.22	0.18		0.19	(C)	0.13
Net realized and unrealized gain (loss)	0.94	(0.32)	1.09		0.14		(0.32)
Total investment operations	1.16	(0.10)	1.27		0.33		(0.19)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.20)	(0.15)		(0.07)		—
Net realized gains	(0.52)	(0.06)	(0.00	)(D)	(0.00	)(D)	—
Total dividends and/or distributions to shareholders	(0.76)	(0.26)	(0.15)		(0.07)		—

Net asset value, end of period/year	$11.23	$10.83	$11.19		$10.07		$9.81
Total return	11.89%	(1.00)%	12.83%		3.37%		(1.90	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,292	$1,370	$1,378		$570		$245
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.52%	0.49%	0.48%		0.54%		2.54	%(G)
Including waiver and/or reimbursement and recapture (H)	0.49%	0.48%	0.47%		0.44	%(C)	0.42	%(G)
Net investment income (loss) to average net assets	2.10%	1.93%	1.69%		1.93	%(C)	1.91	%(G)
Portfolio turnover rate	20%	25%	6%		3%		6	%(E)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(G)	Annualized.
(H)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2030
	Class R1
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.91	$11.27	$10.04	$9.82		$10.00

Investment operations:
Net investment income (loss) (B)	0.15	0.15	0.12	0.11	(C)	0.08
Net realized and unrealized gain (loss)	0.98	(0.29)	1.22	0.16		(0.26)
Total investment operations	1.13	(0.14)	1.34	0.27		(0.18)

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.13)	(0.11)	(0.05)		—
Net realized gains	(0.52)	(0.09)	—	(0.00	)(D)	—
Total dividends and/or distributions to shareholders	(0.68)	(0.22)	(0.11)	(0.05)		—

Net asset value, end of period/year	$11.36	$10.91	$11.27	$10.04		$9.82
Total return	11.38%	(1.34)%	13.43%	2.74%		(1.80	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$57,414	$57,571	$70,037	$53,935		$12,041
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.20%	1.16%	1.15%	1.21%		3.89	%(G)
Including waiver and/or reimbursement and recapture (H)	1.15%	1.13%	1.12%	1.09	%(C)	1.08	%(G)
Net investment income (loss) to average net assets	1.38%	1.28%	1.16%	1.14	%(C)	1.27	%(G)
Portfolio turnover rate	16%	26%	9%	0	%(I)	1	%(E)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(G)	Annualized.
(H)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(I)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica ClearTrack® 2030
	Class R3
	October 31, 2019 (A)
Net asset value, beginning of period	$10.63

Investment operations:
Net investment income (loss) (B)	0.11
Net realized and unrealized gain (loss)	0.62
Total investment operations	0.73

Net asset value, end of period	$11.36
Total return	6.87	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.94	%(E)
Including waiver and/or reimbursement and recapture (F)	0.90	%(E)
Net investment income (loss) to average net assets	1.50	%(E)
Portfolio turnover rate	16%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2030
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.04	$11.40	$10.13	$9.86		$10.00

Investment operations:
Net investment income (loss) (B)	0.22	0.22	0.19	0.19	(C)	0.14
Net realized and unrealized gain (loss)	0.99	(0.29)	1.23	0.14		(0.28)
Total investment operations	1.21	(0.07)	1.42	0.33		(0.14)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.20)	(0.15)	(0.06)		—
Net realized gains	(0.52)	(0.09)	—	(0.00	)(D)	—
Total dividends and/or distributions to shareholders	(0.76)	(0.29)	(0.15)	(0.06)		—

Net asset value, end of period/year	$11.49	$11.04	$11.40	$10.13		$9.86
Total return	12.13%	(0.69)%	14.20%	3.40%		(1.40	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$380	$383	$353	$307		$247
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.55%	0.51%	0.50%	0.57%		3.24	%(G)
Including waiver and/or reimbursement and recapture (H)	0.50%	0.48%	0.47%	0.44	%(C)	0.43	%(G)
Net investment income (loss) to average net assets	2.02%	1.92%	1.81%	1.90	%(C)	2.05	%(G)
Portfolio turnover rate	16%	26%	9%	0	%(I)	1	%(E)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(G)	Annualized.
(H)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(I)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2035
	Class R1
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.09	$11.47	$10.01	$9.81		$10.00

Investment operations:
Net investment income (loss) (B)	0.14	0.15	0.14	0.13	(C)	0.10
Net realized and unrealized gain (loss)	1.03	(0.33)	1.44	0.13		(0.29	)(D)
Total investment operations	1.17	(0.18)	1.58	0.26		(0.19)

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.13)	(0.12)	(0.06)		—
Net realized gains	(0.58)	(0.07)	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.75)	(0.20)	(0.12)	(0.06)		—

Net asset value, end of period/year	$11.51	$11.09	$11.47	$10.01		$9.81
Total return	11.65%	(1.62)%	15.97%	2.63%		(1.90	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$57,683	$57,851	$70,958	$50,718		$9,888
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.20%	1.16%	1.15%	1.22%		4.29	%(H)
Including waiver and/or reimbursement and recapture (I)	1.15%	1.13%	1.12%	1.09	%(C)	1.07	%(H)
Net investment income (loss) to average net assets	1.32%	1.27%	1.28%	1.34	%(C)	1.56	%(H)
Portfolio turnover rate	12%	24%	8%	0	%(J)	3	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(J)	Rounds to less than 1%.

For a share outstanding during the period indicated:	Transamerica ClearTrack® 2035
	Class R3
	October 31, 2019 (A)
Net asset value, beginning of period	$10.77

Investment operations:
Net investment income (loss) (B)	0.11
Net realized and unrealized gain (loss)	0.62
Total investment operations	0.73

Net asset value, end of period	$11.50
Total return	6.78	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.94	%(E)
Including waiver and/or reimbursement and recapture (F)	0.90	%(E)
Net investment income (loss) to average net assets	1.47	%(E)
Portfolio turnover rate	12%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2035
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.23	$11.59	$10.10	$9.85		$10.00

Investment operations:
Net investment income (loss) (B)	0.22	0.22	0.20	0.20	(C)	0.15
Net realized and unrealized gain (loss)	1.01	(0.30)	1.46	0.12		(0.30	)(D)
Total investment operations	1.23	(0.08)	1.66	0.32		(0.15)

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.21)	(0.17)	(0.07)		—
Net realized gains	(0.58)	(0.07)	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.83)	(0.28)	(0.17)	(0.07)		—

Net asset value, end of period/year	$11.63	$11.23	$11.59	$10.10		$9.85
Total return	12.22%	(0.81)%	16.61%	3.30%		(1.50	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$516	$459	$525	$370		$246
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.55%	0.51%	0.50%	0.57%		3.64	%(H)
Including waiver and/or reimbursement and recapture (I)	0.50%	0.48%	0.47%	0.44	%(C)	0.42	%(H)
Net investment income (loss) to average net assets	1.97%	1.87%	1.88%	2.01	%(C)	2.26	%(H)
Portfolio turnover rate	12%	24%	8%	0	%(J)	3	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(J)	Rounds to less than 1%.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2040
	Class R1
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.26	$11.58	$9.93	$9.79		$10.00

Investment operations:
Net investment income (loss) (B)	0.14	0.14	0.14	0.14	(C)	0.12
Net realized and unrealized gain (loss)	1.02	(0.27)	1.63	0.06		(0.33	)(D)
Total investment operations	1.16	(0.13)	1.77	0.20		(0.21)

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.14)	(0.12)	(0.06)		—
Net realized gains	(0.60)	(0.05)	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.76)	(0.19)	(0.12)	(0.06)		—

Net asset value, end of period/year	$11.66	$11.26	$11.58	$9.93		$9.79
Total return	11.54%	(1.17)%	18.05%	2.09%		(2.10	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$51,798	$51,048	$60,367	$39,903		$10,385
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.22%	1.17%	1.17%	1.26%		4.29	%(H)
Including waiver and/or reimbursement and recapture (I)	1.15%	1.13%	1.12%	1.09	%(C)	1.07	%(H)
Net investment income (loss) to average net assets	1.29%	1.20%	1.33%	1.40	%(C)	1.86	%(H)
Portfolio turnover rate	15%	20%	6%	2%		4	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica ClearTrack® 2040
	Class R3
	October 31, 2019 (A)
Net asset value, beginning of period	$10.92

Investment operations:
Net investment income (loss) (B)	0.11
Net realized and unrealized gain (loss)	0.62
Total investment operations	0.73

Net asset value, end of period	$11.65
Total return	6.68	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.96	%(E)
Including waiver and/or reimbursement and recapture (F)	0.90	%(E)
Net investment income (loss) to average net assets	1.47	%(E)
Portfolio turnover rate	15%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2040
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.43	$11.76	$10.05	$9.86		$10.00

Investment operations:
Net investment income (loss) (B)	0.22	0.22	0.21	0.20	(C)	0.17
Net realized and unrealized gain (loss)	1.03	(0.29)	1.67	0.07		(0.31	)(D)
Total investment operations	1.25	(0.07)	1.88	0.27		(0.14)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.21)	(0.17)	(0.08)		—
Net realized gains	(0.60)	(0.05)	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.84)	(0.26)	(0.17)	(0.08)		—

Net asset value, end of period/year	$11.84	$11.43	$11.76	$10.05		$9.86
Total return	12.36%	(0.62)%	18.95%	2.76%		(1.40	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$780	$815	$738	$428		$247
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.57%	0.52%	0.52%	0.61%		3.64	%(H)
Including waiver and/or reimbursement and recapture (I)	0.50%	0.48%	0.47%	0.44	%(C)	0.42	%(H)
Net investment income (loss) to average net assets	1.94%	1.84%	1.88%	2.05	%(C)	2.58	%(H)
Portfolio turnover rate	15%	20%	6%	2%		4	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2045
	Class R1
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.45	$11.76	$9.94	$9.78		$10.00

Investment operations:
Net investment income (loss) (B)	0.14	0.13	0.14	0.12	(C)	0.11
Net realized and unrealized gain (loss)	1.09	(0.24)	1.80	0.10		(0.33	)(D)
Total investment operations	1.23	(0.11)	1.94	0.22		(0.22)

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.13)	(0.12)	(0.06)		—
Net realized gains	(0.58)	(0.07)	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.74)	(0.20)	(0.12)	(0.06)		—

Net asset value, end of period/year	$11.94	$11.45	$11.76	$9.94		$9.78
Total return	11.97%	(0.97)%	19.67%	2.28%		(2.20	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$34,278	$34,139	$38,516	$27,305		$6,731
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.29%	1.22%	1.22%	1.32%		5.88	%(H)
Including waiver and/or reimbursement and recapture (I)	1.15%	1.14%	1.13%	1.10	%(C)	1.08	%(H)
Net investment income (loss) to average net assets	1.26%	1.12%	1.25%	1.24	%(C)	1.67	%(H)
Portfolio turnover rate	15%	15%	6%	2%		3	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period indicated:	Transamerica ClearTrack® 2045
	Class R3
	October 31, 2019 (A)
Net asset value, beginning of period	$11.18

Investment operations:
Net investment income (loss) (B)	0.11
Net realized and unrealized gain (loss)	0.64
Total investment operations	0.75

Net asset value, end of period	$11.93
Total return	6.71	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.03	%(E)
Including waiver and/or reimbursement and recapture (F)	0.90	%(E)
Net investment income (loss) to average net assets	1.48	%(E)
Portfolio turnover rate	15%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2045
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.59	$11.90	$10.03	$9.82		$10.00

Investment operations:
Net investment income (loss) (B)	0.22	0.21	0.21	0.18	(C)	0.15
Net realized and unrealized gain (loss)	1.09	(0.25)	1.82	0.11		(0.33	)(D)
Total investment operations	1.31	(0.04)	2.03	0.29		(0.18)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.20)	(0.16)	(0.08)		—
Net realized gains	(0.58)	(0.07)	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.82)	(0.27)	(0.16)	(0.08)		—

Net asset value, end of period/year	$12.08	$11.59	$11.90	$10.03		$9.82
Total return	12.70%	(0.35)%	20.53%	2.95%		(1.80	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$417	$505	$585	$426		$245
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.64%	0.57%	0.57%	0.67%		5.23	%(H)
Including waiver and/or reimbursement and recapture (I)	0.50%	0.49%	0.48%	0.45	%(C)	0.43	%(H)
Net investment income (loss) to average net assets	1.90%	1.70%	1.87%	1.88	%(C)	2.31	%(H)
Portfolio turnover rate	15%	15%	6%	2%		3	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2050
	Class R1
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.52	$11.79	$9.93	$9.77		$10.00

Investment operations:
Net investment income (loss) (B)	0.15	0.13	0.13	0.11	(C)	0.11
Net realized and unrealized gain (loss)	1.09	(0.24)	1.84	0.11		(0.34	)(D)
Total investment operations	1.24	(0.11)	1.97	0.22		(0.23)

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.12)	(0.11)	(0.06)		—
Net realized gains	(0.50)	(0.04)	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.66)	(0.16)	(0.11)	(0.06)		—

Net asset value, end of period/year	$12.10	$11.52	$11.79	$9.93		$9.77
Total return	11.87%	(1.04)%	20.00%	2.31%		(2.30	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$26,865	$26,279	$29,329	$19,435		$5,305
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.36%	1.26%	1.28%	1.47%		7.19	%(H)
Including waiver and/or reimbursement and recapture (I)	1.15%	1.14%	1.13%	1.10	%(C)	1.08	%(H)
Net investment income (loss) to average net assets	1.29%	1.09%	1.17%	1.16	%(C)	1.73	%(H)
Portfolio turnover rate	13%	13%	3%	0	%(J)	4	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(J)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica ClearTrack® 2050
	Class R3
	October 31, 2019 (A)
Net asset value, beginning of period	$11.33

Investment operations:
Net investment income (loss) (B)	0.12
Net realized and unrealized gain (loss)	0.63
Total investment operations	0.75

Net asset value, end of period	$12.08
Total return	6.62	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.10	%(E)
Including waiver and/or reimbursement and recapture (F)	0.90	%(E)
Net investment income (loss) to average net assets	1.50	%(E)
Portfolio turnover rate	13%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2050
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.66	$11.92	$10.02	$9.81		$10.00

Investment operations:
Net investment income (loss) (B)	0.23	0.21	0.20	0.18	(C)	0.15
Net realized and unrealized gain (loss)	1.10	(0.24)	1.85	0.11		(0.34	)(D)
Total investment operations	1.33	(0.03)	2.05	0.29		(0.19)

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.19)	(0.15)	(0.08)		—
Net realized gains	(0.50)	(0.04)	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.75)	(0.23)	(0.15)	(0.08)		—

Net asset value, end of period/year	$12.24	$11.66	$11.92	$10.02		$9.81
Total return	12.62%	(0.34)%	20.72%	2.99%		(1.90	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$424	$699	$627	$476		$245
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.71%	0.62%	0.63%	0.83%		6.54	%(H)
Including waiver and/or reimbursement and recapture (I)	0.50%	0.49%	0.48%	0.45	%(C)	0.43	%(H)
Net investment income (loss) to average net assets	1.98%	1.75%	1.82%	1.87	%(C)	2.33	%(H)
Portfolio turnover rate	13%	13%	3%	0	%(J)	4	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(J)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2055
	Class R1
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.44	$10.61	$10.00

Investment operations:
Net investment income (loss) (B)	0.13	0.12	0.02
Net realized and unrealized gain (loss)	1.07	(0.21)	0.59
Total investment operations	1.20	(0.09)	0.61

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.07)	—
Net realized gains	(0.26)	(0.01)	—
Total dividends and/or distributions to shareholders	(0.40)	(0.08)	—

Net asset value, end of period/year	$11.24	$10.44	$10.61
Total return	12.22%	(0.96)%	6.10	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$295	$262	$265
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	14.43%	11.72%	40.02	%(E)
Including waiver and/or reimbursement and recapture (F)	1.15%	1.13%	1.06	%(E)
Net investment income (loss) to average net assets	1.25%	1.10%	0.54	%(E)
Portfolio turnover rate	25%	35%	2	%(C)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period indicated:	Transamerica ClearTrack® 2055
	Class R3
	October 31, 2019 (A)
Net asset value, beginning of period	$10.51

Investment operations:
Net investment income (loss) (B)	0.11
Net realized and unrealized gain (loss)	0.60
Total investment operations	0.71

Net asset value, end of period	$11.22
Total return	6.76	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	14.18	%(E)
Including waiver and/or reimbursement and recapture (F)	0.90	%(E)
Net investment income (loss) to average net assets	1.49	%(E)
Portfolio turnover rate	25%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2055
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.50	$10.64	$10.00

Investment operations:
Net investment income (loss) (B)	0.20	0.19	0.04
Net realized and unrealized gain (loss)	1.06	(0.22)	0.60
Total investment operations	1.26	(0.03)	0.64

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.10)	—
Net realized gains	(0.26)	(0.01)	—
Total dividends and/or distributions to shareholders	(0.47)	(0.11)	—

Net asset value, end of period/year	$11.29	$10.50	$10.64
Total return	12.89%	(0.37)%	6.40	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$323	$270	$266
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	13.78%	11.07%	39.37	%(E)
Including waiver and/or reimbursement and recapture (F)	0.50%	0.48%	0.41	%(E)
Net investment income (loss) to average net assets	1.89%	1.75%	1.19	%(E)
Portfolio turnover rate	25%	35%	2	%(C)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2060
	Class R1
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.44	$10.61	$10.00

Investment operations:
Net investment income (loss) (B)	0.13	0.12	0.02
Net realized and unrealized gain (loss)	1.07	(0.21)	0.59
Total investment operations	1.20	(0.09)	0.61

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.07)	—
Net realized gains	(0.26)	(0.01)	—
Total dividends and/or distributions to shareholders	(0.40)	(0.08)	—

Net asset value, end of period/year	$11.24	$10.44	$10.61
Total return	12.25%	(0.96)%	6.10	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$295	$263	$265
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	14.59%	11.74%	39.93	%(E)
Including waiver and/or reimbursement and recapture (F)	1.15%	1.13%	1.06	%(E)
Net investment income (loss) to average net assets	1.24%	1.10%	0.54	%(E)
Portfolio turnover rate	25%	35%	2	%(C)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica ClearTrack® 2060
	Class R3
	October 31, 2019 (A)
Net asset value, beginning of period	$10.51

Investment operations:
Net investment income (loss) (B)	0.11
Net realized and unrealized gain (loss)	0.60
Total investment operations	0.71

Net asset value, end of period	$11.22
Total return	6.76	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	14.33	%(E)
Including waiver and/or reimbursement and recapture (F)	0.90	%(E)
Net investment income (loss) to average net assets	1.49	%(E)
Portfolio turnover rate	25%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2060
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.50	$10.64	$10.00

Investment operations:
Net investment income (loss) (B)	0.20	0.19	0.04
Net realized and unrealized gain (loss)	1.06	(0.22)	0.60
Total investment operations	1.26	(0.03)	0.64

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.10)	—
Net realized gains	(0.26)	(0.01)	—
Total dividends and/or distributions to shareholders	(0.47)	(0.11)	—

Net asset value, end of period/year	$11.29	$10.50	$10.64
Total return	12.92%	(0.37)%	6.40	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$310	$265	$266
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	13.94%	11.09%	39.28	%(E)
Including waiver and/or reimbursement and recapture (F)	0.50%	0.48%	0.41	%(E)
Net investment income (loss) to average net assets	1.89%	1.75%	1.19	%(E)
Portfolio turnover rate	25%	35%	2	%(C)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® Retirement Income
	Class R1
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.23	$10.63	$10.11	$9.83		$10.00

Investment operations:
Net investment income (loss) (B)	0.16	0.16	0.14	0.13	(C)	0.11
Net realized and unrealized gain (loss)	0.85	(0.35)	0.50	0.20		(0.28)
Total investment operations	1.01	(0.19)	0.64	0.33		(0.17)

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.16)	(0.12)	(0.05)		—
Net realized gains	(0.56)	(0.05)	—	(0.00	)(D)	—
Total dividends and/or distributions to shareholders	(0.74)	(0.21)	(0.12)	(0.05)		—

Net asset value, end of period/year	$10.50	$10.23	$10.63	$10.11		$9.83
Total return	10.76%	(1.86)%	6.41%	3.36%		(1.70	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$64,925	$72,493	$98,838	$72,075		$12,186
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.18%	1.13%	1.12%	1.18%		3.66	%(G)
Including waiver and/or reimbursement and recapture (H)	1.12%	1.11%	1.09%	1.07	%(C)	1.08	%(G)
Net investment income (loss) to average net assets	1.61%	1.54%	1.40%	1.30	%(C)	1.76	%(G)
Portfolio turnover rate	19%	24%	7%	—%		1	%(E)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(G)	Annualized.
(H)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period indicated:	Transamerica ClearTrack® Retirement Income
	Class R3
	October 31, 2019 (A)
Net asset value, beginning of period	$9.83

Investment operations:
Net investment income (loss) (B)	0.10
Net realized and unrealized gain (loss)	0.59
Total investment operations	0.69

Net asset value, end of period	$10.52
Total return	7.02	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.93	%(E)
Including waiver and/or reimbursement and recapture (F)	0.87	%(E)
Net investment income (loss) to average net assets	1.50	%(E)
Portfolio turnover rate	19%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® Retirement Income
	Class R6
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.35	$10.75	$10.20	$9.87		$10.00

Investment operations:
Net investment income (loss) (B)	0.23	0.23	0.21	0.21	(C)	0.14
Net realized and unrealized gain (loss)	0.86	(0.35)	0.50	0.18		(0.27)
Total investment operations	1.09	(0.12)	0.71	0.39		(0.13)

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.23)	(0.16)	(0.06)		—
Net realized gains	(0.56)	(0.05)	—	(0.00	)(D)	—
Total dividends and/or distributions to shareholders	(0.82)	(0.28)	(0.16)	(0.06)		—

Net asset value, end of period/year	$10.62	$10.35	$10.75	$10.20		$9.87
Total return	11.53%	(1.19)%	7.12%	4.01%		(1.30	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$510	$425	$409	$257		$247
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.53%	0.48%	0.47%	0.53%		3.01	%(G)
Including waiver and/or reimbursement and recapture (H)	0.47%	0.46%	0.44%	0.42	%(C)	0.43	%(G)
Net investment income (loss) to average net assets	2.22%	2.15%	1.98%	2.08	%(C)	2.16	%(G)
Portfolio turnover rate	19%	24%	7%	—%		1	%(E)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(G)	Annualized.
(H)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS

At October 31, 2019

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
Transamerica ClearTrack® 2015 (“ClearTrack® 2015”) (A) (B)	R1,R3,R6
Transamerica ClearTrack® 2020 (“ClearTrack® 2020”) (A) (C)	R1,R3,R6
Transamerica ClearTrack® 2025 (“ClearTrack® 2025”) (A) (D)	R1,R3,R6
Transamerica ClearTrack® 2030 (“ClearTrack® 2030”) (A) (E)	R1,R3,R6
Transamerica ClearTrack® 2035 (“ClearTrack® 2035”) (A) (F)	R1,R3,R6
Transamerica ClearTrack® 2040 (“ClearTrack® 2040”) (A) (G)	R1,R3,R6
Transamerica ClearTrack® 2045 (“ClearTrack® 2045”) (A) (H)	R1,R3,R6
Transamerica ClearTrack® 2050 (“ClearTrack® 2050”) (A) (I)	R1,R3,R6
Transamerica ClearTrack® 2055 (“ClearTrack® 2055”) (A) (J)	R1,R3,R6
Transamerica ClearTrack® 2060 (“ClearTrack® 2060”) (A) (K)	R1,R3,R6
Transamerica ClearTrack® Retirement Income (“ClearTrack® Retirement Income”) (A) (L)	R1,R3,R6

(A)	Class R3 commenced operations on March 1, 2019.
(B)	Formerly, ClearTrack® 2015.
(C)	Formerly, ClearTrack® 2020.
(D)	Formerly, ClearTrack® 2025.
(E)	Formerly, ClearTrack® 2030.
(F)	Formerly, ClearTrack® 2035.
(G)	Formerly, ClearTrack® 2040.
(H)	Formerly, ClearTrack® 2045.
(I)	Formerly, ClearTrack® 2050.
(J)	Formerly, ClearTrack® 2055.
(K)	Formerly, ClearTrack® 2060.
(L)	Formerly, ClearTrack® Retirement Income.

As of October 31, 2019, the only investors of the Funds are affiliated and eligible retirement plans as defined in the Funds’ current prospectus.

Each Fund, a “fund of fund”, invests the majority of its assets in underlying exchange-traded funds that are managed to track an index by unaffiliated investment advisers (hereafter referred to as “Underlying ETFs”). The shareholder reports of the Underlying ETFs, including the Schedule of Investments, should be read in conjunction with this report. The Underlying ETFs’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by each Fund’s current prospectus, which contains additional information about the Funds, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

1. ORGANIZATION (continued)

methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first in, first out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from investment companies are recorded as Dividend income from investments within the Statements of Operations. Long-term capital gain distributions received from investment companies, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statements of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions, paid by the Funds, be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

There were no commissions recaptured during the year ended October 31, 2019 by the Funds.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2019, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

exemptive relief which place limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2019, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2019.

Repurchase agreements at October 31, 2019, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities on non-U.S. fixed income investments, as well as on securities traded on U.S. exchanges. Loan counterparties pledge cash collateral with a value of at least 105% of the current value of the loaned securities for non-U.S. equity positions. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statements of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at October 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019. Funds not listed in the subsequent table have not entered into secured borrowing transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
ClearTrack® 2015
Securities Lending Transactions
Exchange-Traded Funds	$50,925	$—	$—	$—	$50,925
Total Borrowings	$50,925	$—	$—	$—	$50,925

ClearTrack® 2020
Securities Lending Transactions
Exchange-Traded Funds	$905,875	$—	$—	$—	$905,875
Total Borrowings	$905,875	$—	$—	$—	$905,875

ClearTrack® 2025
Securities Lending Transactions
Exchange-Traded Funds	$307,327	$—	$—	$—	$307,327
Total Borrowings	$307,327	$—	$—	$—	$307,327

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
ClearTrack® 2030
Securities Lending Transactions
Exchange-Traded Funds	$140,446	$—	$—	$—	$140,446
Total Borrowings	$140,446	$—	$—	$—	$140,446

ClearTrack® 2040
Securities Lending Transactions
Exchange-Traded Funds	$7,400	$—	$—	$—	$7,400
Total Borrowings	$7,400	$—	$—	$—	$7,400

ClearTrack® 2055
Securities Lending Transactions
Exchange-Traded Funds	$8,873	$—	$—	$—	$8,873
Total Borrowings	$8,873	$—	$—	$—	$8,873

ClearTrack® 2060
Securities Lending Transactions
Exchange-Traded Funds	$8,580	$—	$—	$—	$8,580
Total Borrowings	$8,580	$—	$—	$—	$8,580

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds. The Funds do pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statements of Operations.

The Underlying ETFs have varied expense and fee levels and the Funds may own different proportions of Underlying ETFs at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying ETFs in which the Funds invest. The Funds have material ownership interests in the Underlying ETFs.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $2.5 billion	0.38%
Over $2.5 billion up to $4 billion	0.37
Over $4 billion	0.36

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through each Fund’s investment in the Underlying ETFs, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2020
Class R3	0.95	March 1, 2020
Class R6	0.55	March 1, 2020

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

For the years ended October 31, 2017, October 31, 2018 and October 31, 2019, the balances available for recapture by TAM for each Fund are as follows:

	Amounts Available
Fund	2017	2018	2019	Total
ClearTrack® 2015
Class R1	$34,954	$49,944	$75,946	$160,844
Class R3 (A)	—	—	9	9
Class R6	202	479	740	1,421
ClearTrack® 2020
Class R1	28,129	44,459	70,079	142,667
Class R3 (A)	—	—	5	5
Class R6	185	434	770	1,389
ClearTrack® 2025
Class R1	16,140	29,328	49,561	95,029
Class R3 (A)	—	—	2	2
Class R6	—	505	929	1,434
ClearTrack® 2030
Class R1	20,775	37,701	54,646	113,122
Class R3 (A)	—	—	3	3
Class R6	67	217	363	647
ClearTrack® 2035
Class R1	25,312	37,414	54,311	117,037
Class R3 (A)	—	—	3	3
Class R6	149	272	464	885
ClearTrack® 2040
Class R1	31,039	38,451	56,202	125,692
Class R3 (A)	—	—	4	4
Class R6	311	529	856	1,696
ClearTrack® 2045
Class R1	32,331	40,470	67,908	140,709
Class R3 (A)	—	—	9	9
Class R6	501	636	888	2,025
ClearTrack® 2050
Class R1	37,616	46,296	73,719	157,631
Class R3 (A)	—	—	14	14
Class R6	810	1,112	1,579	3,501
ClearTrack® 2055 (B)
Class R1	7,876	44,707	45,167	97,750
Class R3 (A)	—	—	910	910
Class R6	7,117	45,066	48,125	100,308

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Amounts Available
Fund	2017	2018	2019	Total
ClearTrack® 2060 (B)
Class R1	$7,621	$44,755	$45,761	$98,137
Class R3 (A)	—	—	921	921
Class R6	7,225	45,017	47,523	99,765
ClearTrack® Retirement Income
Class R1	36,722	45,469	61,086	143,277
Class R3 (A)	—	—	4	4
Class R6	85	229	446	760

(A)	Class commenced operations on March 1, 2019.
(B)	Fund commenced operations on July 7, 2017.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended October 31, 2019, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
ClearTrack® 2015	$2,980	$243
ClearTrack® 2020	4,295	334
ClearTrack® 2025	5,558	473
ClearTrack® 2030	4,305	364
ClearTrack® 2035	4,372	367
ClearTrack® 2040	3,866	329
ClearTrack® 2045	2,588	218
ClearTrack® 2050	2,019	172
ClearTrack® 2055	43	4
ClearTrack® 2060	42	4
ClearTrack® Retirement Income	5,088	415

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended October 31, 2019.

6. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
ClearTrack® 2015	$16,333,190	$23,258,615
ClearTrack® 2020	27,848,945	40,792,559
ClearTrack® 2025	14,741,072	21,501,299
ClearTrack® 2030	9,383,600	15,677,396
ClearTrack® 2035	7,092,714	12,944,198
ClearTrack® 2040	7,677,304	12,211,265
ClearTrack® 2045	4,967,910	8,418,963
ClearTrack® 2050	3,536,484	5,792,661
ClearTrack® 2055	187,622	146,130
ClearTrack® 2060	175,360	142,629
ClearTrack® Retirement Income	13,050,003	26,204,946

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
ClearTrack® 2015	$34,489,683	$3,935,443	$—	$3,935,443
ClearTrack® 2020	47,680,453	5,135,562	—	5,135,562
ClearTrack® 2025	66,291,463	9,457,894	—	9,457,894
ClearTrack® 2030	49,591,795	8,452,568	—	8,452,568
ClearTrack® 2035	47,887,823	10,061,956	—	10,061,956
ClearTrack® 2040	43,248,702	9,431,713	—	9,431,713
ClearTrack® 2045	27,877,832	6,900,941	—	6,900,941
ClearTrack® 2050	21,808,238	5,546,500	—	5,546,500
ClearTrack® 2055	599,434	58,840	(1,942)	56,898
ClearTrack® 2060	586,388	59,013	(2,023)	56,990
ClearTrack® Retirement Income	61,062,395	4,543,882	—	4,543,882

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2019, the Funds had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2019, the Funds did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

	2019 Distributions Paid From			2018 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
ClearTrack® 2015	$675,211	$1,458,219	$—	$674,142	$453,812	$—
ClearTrack® 2020	925,034	2,927,355	—	918,937	423,786	—
ClearTrack® 2025	1,115,536	3,561,822	—	1,006,757	485,598	—
ClearTrack® 2030	850,134	2,728,888	—	783,884	555,270	—
ClearTrack® 2035	875,143	2,978,916	—	816,238	413,811	—
ClearTrack® 2040	735,014	2,701,336	—	729,568	269,620	—
ClearTrack® 2045	480,080	1,736,811	—	426,343	244,790	—
ClearTrack® 2050	380,052	1,146,598	—	299,586	89,903	—
ClearTrack® 2055	22,064	—	—	4,380	—	—
ClearTrack® 2060	22,066	—	—	4,380	—	—
ClearTrack® Retirement Income	1,225,122	3,824,631	—	1,408,032	458,266	—

As of October 31, 2019, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
ClearTrack® 2015	$352,708	$—	$638,512	$—	$—	$—	$3,935,443
ClearTrack® 2020	503,246	—	1,472,872	—	—	—	5,135,562
ClearTrack® 2025	649,860	—	904,867	—	—	—	9,457,894
ClearTrack® 2030	469,417	—	847,152	—	—	—	8,452,568
ClearTrack® 2035	440,652	—	441,413	—	—	—	10,061,956
ClearTrack® 2040	381,011	—	549,176	—	—	—	9,431,713
ClearTrack® 2045	238,076	—	389,086	—	—	—	6,900,941
ClearTrack® 2050	189,927	—	195,136	—	—	—	5,546,500
ClearTrack® 2055	5,556	—	7,641	—	—	—	56,898
ClearTrack® 2060	5,425	—	7,820	—	—	—	56,990
ClearTrack® Retirement Income	668,632	—	379,808	—	—	—	4,543,882

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what

Transamerica Funds	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019

9. CUSTODY OUT-OF-POCKET EXPENSE (continued)

should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica ClearTrack 2015, Transamerica ClearTrack 2020, Transamerica ClearTrack 2025, Transamerica ClearTrack 2030, Transamerica ClearTrack 2035, Transamerica ClearTrack 2040, Transamerica ClearTrack 2045, Transamerica ClearTrack 2050, Transamerica ClearTrack 2055, Transamerica ClearTrack 2060 and Transamerica ClearTrack Retirement Income and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica ClearTrack 2015 (formerly ClearTrack 2015), Transamerica ClearTrack 2020 (formerly ClearTrack 2020), Transamerica ClearTrack 2025 (formerly ClearTrack 2025), Transamerica ClearTrack 2030 (formerly ClearTrack 2030), Transamerica ClearTrack 2035 (formerly ClearTrack 2035), Transamerica ClearTrack 2040 (formerly ClearTrack 2040), Transamerica ClearTrack 2045 (formerly ClearTrack 2045), Transamerica ClearTrack 2050 (formerly ClearTrack 2050), Transamerica ClearTrack 2055 (formerly ClearTrack 2055), Transamerica ClearTrack 2060 (formerly ClearTrack 2060), and Transamerica ClearTrack Retirement Income (formerly ClearTrack Retirement Income) (collectively referred to as the “Funds”), (eleven of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2019, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each the Funds (eleven of the funds constituting Transamerica Funds) at October 31, 2019, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Transamerica ClearTrack 2015

Transamerica ClearTrack 2020

Transamerica ClearTrack 2025

Transamerica ClearTrack 2030

Transamerica ClearTrack 2035

Transamerica ClearTrack 2040

Transamerica ClearTrack 2045

Transamerica ClearTrack 2050

Transamerica ClearTrack Retirement Income

	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the four years in the period ended October 31, 2019 and the period from March 2, 2015 (commencement of operations) through October 31, 2015
Transamerica ClearTrack 2055 Transamerica ClearTrack 2060	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019 and the period from July 7, 2017 (commencement of operations) through October 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, brokers and others, or by other appropriate auditing procedures where replies

Transamerica Funds	Annual Report 2019

from brokers or others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2019

Transamerica Funds	Annual Report 2019

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the long-term capital gain designations for the year ended October 31, 2019 are as follows:

Fund	Long-Term Capital Gain Designation
ClearTrack® 2015	$1,458,219
ClearTrack® 2020	2,927,355
ClearTrack® 2025	3,561,822
ClearTrack® 2030	2,728,888
ClearTrack® 2035	2,978,916
ClearTrack® 2040	2,701,336
ClearTrack® 2045	1,736,811
ClearTrack® 2050	1,146,598
ClearTrack® Retirement Income	3,824,631

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 19-20, 2019, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica ClearTrack® 2015	Transamerica ClearTrack® 2045
Transamerica ClearTrack® 2020	Transamerica ClearTrack® 2050
Transamerica ClearTrack® 2025	Transamerica ClearTrack® 2055
Transamerica ClearTrack® 2030	Transamerica ClearTrack® 2060
Transamerica ClearTrack® 2035	Transamerica ClearTrack® Retirement Income
Transamerica ClearTrack® 2040

For each Fund, the Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between TAM and QS Investors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2020.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2018. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica ClearTrack® 2015. The Board noted that the performance of Class R6 Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1- and 3-year periods. The Trustees noted that the Fund’s performance had improved since the Fund’s glide path was adjusted on March 1, 2018.

Transamerica ClearTrack® 2020. The Board noted that the performance of Class R6 Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1- and 3-year periods. The Trustees noted that the Fund’s performance had improved since the Fund’s glide path was adjusted on March 1, 2018.

Transamerica ClearTrack® 2025. The Board noted that the performance of Class R6 Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1- and 3-year periods. The Trustees noted that the Fund’s performance had improved since the Fund’s glide path was adjusted on March 1, 2018.

Transamerica ClearTrack® 2030. The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3-year period. The Board also noted that the performance of Class R6 Shares of the Fund was below its benchmark for the past 1- and 3-year periods. The Trustees noted that the Fund’s performance had improved since the Fund’s glide path was adjusted on March 1, 2018.

Transamerica ClearTrack® 2035. The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3-year period. The Board also noted that the performance of Class R6 Shares of the Fund was below its benchmark for the past 1- and 3-year periods. The Trustees noted that the Fund’s performance had improved since the Fund’s glide path was adjusted on March 1, 2018.

Transamerica ClearTrack® 2040. The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class R6 Shares of the Fund was below its benchmark for the past 1- and 3-year periods.

Transamerica ClearTrack® 2045. The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class R6 Shares of the Fund was below its benchmark for the past 1- and 3-year periods. The Trustees noted that the Fund’s performance had improved since the Fund’s glide path was adjusted on March 1, 2018.

Transamerica ClearTrack® 2050. The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class R6 Shares of the Fund was below its benchmark for the past 1- and 3-year periods. The Trustees noted that the Fund’s performance had improved since the Fund’s glide path was adjusted on March 1, 2018.

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica ClearTrack® 2055. The Board noted that the performance of Class R6 Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-year period. The Trustees noted that the Fund’s performance had improved since the Fund’s glide path was adjusted on March 1, 2018.

Transamerica ClearTrack® 2060. The Board noted that the performance of Class R6 Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-year period. The Trustees noted that the Fund’s performance had improved since the Fund’s glide path was adjusted on March 1, 2018.

Transamerica ClearTrack® Retirement Income. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 1-year period and in line with the median for the past 3-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its composite benchmark for the past 1-year period and below its composite benchmark for the past 3-year period.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica ClearTrack® 2015. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2020. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2025. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2030. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2035. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica ClearTrack® 2040. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2045. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2050. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2055. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2060. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® Retirement Income. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Transamerica Funds	Annual Report 2019

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Board considered that the Funds’ sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2019

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.

The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 133 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Fund’s website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (46)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

				133	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (2016 – present); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017 – present)

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (71)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	128	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (67)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	128	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (63)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2002 – 2015);	128	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (73)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	128	N/A
Fredric A. Nelson III (62)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	128	N/A
John E. Pelletier (55)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);	128	N/A

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (69)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 –present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	128	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (67)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	128	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);

Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)

(2013 – present)

Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);

Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2019

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (46)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (49)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST;

Vice President and Chief Investment Officer, TET (2017 – present)

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – present);

Registered Representative (2007 – 2016), TCI; and Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (59)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present);

Chief Investment Officer, TET (2017 – present)

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); and

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014).

Vincent J. Toner (49)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present), TET (2017 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); and

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014).

Transamerica Funds	Annual Report 2019

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Francine J. Rosenberger (51)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Chief Compliance Officer (2019 – present), TAM;

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (41)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Anti-Money Laundering Officer (2019 – present), TAM;

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present); Attorney, Anti-Money Laundering Compliance Officer (Annuity products), Transamerica Life Insurance Company/Aegon USA (2006 – 2015).

Erin D. Nelson (42)	Chief Legal Officer and Secretary	Since 2019

Chief Legal Officer and Secretary, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Assistant General Counsel and Assistant Secretary, TAM (2019 – present), Assistant General Counsel and Assistant Secretary, TFS (2019 – Present);

Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019);

Vice President, Deputy Chief Compliance Officer, ALPS Advisors, Inc. (2015).

Rhonda A. Mills (53)	Assistant Secretary	Since 2016

Assistant Secretary, Transamerica Funds, TST and TAAVF (2019 – present);

Secretary, Transamerica Funds, TST and TAAVF (2019); Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – 2019);

Assistant Secretary, TPP, TPFG and TPFG II (2016 – 2018);

Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;

Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present),

TFS; Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);

Managing Member, Mills Law, LLC (2010 – 2011);

Counsel, Old Mutual Capital (2006-2009);

Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and

Securities Counsel, J.D. Edwards (2000 – 2003).

Transamerica Funds	Annual Report 2019

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Blake Boettcher (33)	Tax Manager	Since 2018	Tax Manager, Transamerica Funds, TST, TAAVF and TET (2018 – present); Senior Manager – Tax, Charles Schwab Investment Management (2015 – 2017); and Tax Manager, Deloitte Tax LLP (2012 – 2015).
Peter Sattelmair (42)	Assistant Treasurer	Since 2018

Assistant Treasurer, Transamerica Funds, TST and TAAVF (2018 – present);

Director, Fund Administration, TAM (2014 – present); and

Vice President and Assistant Vice President, Fund Administration, State Street Corporation (2007 – 2014).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2019

LIQUIDITY RISK MANAGEMENT PROGRAM (“LRMP”)

(unaudited)

Per initial requirements for SEC Rule 22e-4, TAM established a LRMP in 2018. The Board appointed TAM as the LRMP administrator in September of 2018, and approved the LRMP in March of 2019. In advance of the final compliance date of June 1, 2019, TAM successfully completed the liquidity rule implementation. All Funds were on-boarded to the State Street Global Exchange (SSGX) truView system (a third-party liquidity bucketing tool) at the end of December 2018. TAM currently has policies and procedures established for the day to day monitoring of liquidity risk, and continues to test and improve these policies and procedures as may be required.

Transamerica Funds	Annual Report 2019

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2019

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2019

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

134138 10/19

© 2019 Transamerica Capital, Inc.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 10/31 (in thousands)
		2019	2018
(a)	Audit Fees	$1,445	$1,360
(b)	Audit Related Fees(1)	$48	$9
(c)	Tax Fees(2)	$158	$300
(d)	All Other Fees(3)	$64	$34

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company holdings and N-14 merger related items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2019 and 2018 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Frederic A. Nelson, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

Item 6:	Schedule of Investments.

(a)	The schedules of investments and consolidated schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half- year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)

Any written solicitation to purchase securities under Rule 23c 1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	January 3, 2020

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	January 3, 2020

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer